UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-03213

NATIONWIDE VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

One Nationwide Plaza Location: N0900 Mail Code: 5-02-210T Columbus, OH 43215

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

One Nationwide Plaza

Location: N0900 Mail Code: 5-02-210T

Columbus, OH 43215

(Name and address of agent for service)

Registrant’s telephone number, including area code: (614) 435-1795

Date of fiscal year end: December 31, 2016

Date of reporting period: January 1, 2016 through December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 C.F.R. § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 C.F.R. § 270.30e-1).

Annual Report

December 31, 2016

American Funds NVIT Asset Allocation Fund

AR-AM-AA 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	American Funds NVIT Asset Allocation Fund

For the annual period ended December 31, 2016, the American Funds NVIT Asset Allocation Fund (Class II) returned 9.00% versus 8.21% for its blended benchmark, 60% S&P 500® Index (S&P 500) and 40% Bloomberg Barclays U.S. Aggregate Bond Index1. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 219 funds as of December 31, 2016) was 7.15% for the same time period. Performance for the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Below is the 2016 annual report commentary from American Funds Insurance Series® Asset Allocation Fund (Asset Allocation Fund), which is the sole investment of the American Funds NVIT Asset Allocation Fund. The Asset Allocation Fund’s performance return shown below and the American Funds NVIT Asset Allocation Fund’s performance return given above are different because different expense ratios apply to the Asset Allocation Fund versus the American Funds NVIT Asset Allocation Fund.

The Asset Allocation Fund, which is a mix of stocks and bonds, rose 9.41% for the 12 months ended December 31, 2016. The Standard & Poor’s 500 Composite Index,2 the benchmark for the fund’s equity holdings, gained 11.96% over the same period, while the Bloomberg Barclays U.S. Aggregate Index,3 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 2.65%. A blend of the two indexes, the 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index,1 advanced 8.21%.

U.S. stocks advanced, rebounding from losses at the beginning of the year. The U.S. was a clear leader in terms of economic growth compared to other major economies around the world. While an increase in commodity prices lifted the energy sector, financial stocks also rose spurred by rising interest rates and the potential for a looser regulatory environment. Bonds also advanced, led by high-yield corporates.

Stock selection in the health care, information technology and consumer discretionary sectors contributed most to the fund’s relative returns. TSMC, a chip contract manufacturer for Apple, added most to the fund’s relative returns, boosted by the release of Apple’s iPhone 7. UnitedHealth Group was also additive, led by strong earnings and projected revenue growth of its health services division, Optum.

Holdings in the energy and industrials sectors detracted the most on a relative basis.

The fund’s fixed income holdings were led by an overweight position in high-yield corporate bonds. Issuers in the materials and energy sectors were among the top five contributors. Federal agency mortgage-backed securities also accounted for gains.

The portfolio managers continue to evaluate the implications of the Trump administration’s policy decisions regarding health care, infrastructure, fiscal policy, taxes and trade on the U.S. economy and market sectors. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

Portfolio Managers: Alan N. Berro, J. David Carpenter, David A. Daigle, Jeffrey T. Lager, James R. Mulally and John R. Queen — Capital Research and Management CompanySM

Asset Allocation Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

The American Funds NVIT Asset Allocation Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Asset Allocation Fund (the “Master Asset Allocation Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds also may invest in the Master Asset Allocation Fund. A larger feeder fund could have more voting power than

[1]

Data Sources: S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd. The 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

[2]	Source: S&P Dow Jones Indices LLC.

[3]	Source: Bloomberg Index Services Ltd.

4

Fund Commentary (con’t.)	American Funds NVIT Asset Allocation Fund

the Fund over the operations of the Master Asset Allocation Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Asset Allocation Fund borne by the remaining feeder fund shareholders, including the Fund.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (which may be volatile, harder to price and less liquid than U.S. securities). The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). The Fund is subject to cash position risk (the Fund may miss investment opportunities). The Fund is subject to risks of holding significant positions in cash or money market instruments. The Fund is subject to asset allocation risk due to the Master Asset Allocation Fund’s percentage allocation to equity securities, debt securities and money market instruments. Please refer to the most recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Performance	American Funds NVIT Asset Allocation Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	10 Yr.
Class II	9.00%	10.52%	5.54%
S&P 500® Index	11.96%	14.66%	6.95%
Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%
Blended Index	8.21%	9.68%	6.31%
CPI	2.07%	1.36%	1.81%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.09%	0.94%

^	Current effective prospectus dated April 29, 2016. The table reflects the aggregate expenses of both the Master Fund and the Fund. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

6

Fund Performance (con’t.)	American Funds NVIT Asset Allocation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Asset Allocation Fund versus performance of the S&P 500® Index, the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index, the Blended Index* and the Consumer Price Index (CPI) over the 10-year period ended 12/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Fund’s Blended Index comprises 60% S&P 500® Index and 40% Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index.

7

Shareholder Expense Example	American Funds NVIT Asset Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Asset Allocation Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class II Shares	Actual	(b)	1,000.00	1,044.00	3.29	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.92	3.25	0.64

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Assets and Liabilities

December 31, 2016

American Funds NVIT Asset Allocation Fund
Assets:
Investment in Master Fund (cost $4,900,403,060) (Note 2 (a))	$6,085,271,840
Receivable for capital shares issued	543,687
Prepaid expenses	9,956

Total Assets	6,085,825,483

Liabilities:
Payable for investment purchased	540,994
Payable for capital shares redeemed	2,693
Accrued expenses and other payables:
Fund administration fees	114,017
Master feeder service provider fee	515,315
Distribution fees	1,288,325
Administrative servicing fees	1,233,581
Accounting and transfer agent fees	596
Custodian fees	36,523
Compliance program costs (Note 3)	6,317
Professional fees	28,725
Printing fees	37,117
Other	14,587

Total Liabilities	3,818,790

Net Assets	$6,082,006,693

Represented by:
Capital	$4,682,458,468
Accumulated undistributed net investment income	72,275,248
Accumulated net realized gains from investment	142,404,197
Net unrealized appreciation from investment	1,184,868,780

Net Assets	$6,082,006,693

Net Assets:
Class II Shares	$6,082,006,693

Total	$6,082,006,693

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	256,813,652

Total	256,813,652

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$23.68

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the Year Ended December 31, 2016

American Funds NVIT Asset Allocation Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$107,989,885

Total Income	107,989,885

EXPENSES:
Fund administration fees	1,269,297
Master feeder service provider fees	14,326,670
Distribution fees Class II Shares	14,326,670
Administrative servicing fees Class II Shares	14,326,670
Professional fees	237,934
Printing fees	90,986
Trustee fees	175,538
Custodian fees	221,224
Accounting and transfer agent fees	3,594
Compliance program costs (Note 3)	25,034
Other	110,515

Total expenses before earnings credit and fees waived	45,114,132

Earnings credit (Note 4)	(21)
Master feeder service provider fees waived (Note 3)	(8,596,086)

Net Expenses	36,518,025

NET INVESTMENT INCOME	71,471,860

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	137,455,926
Net realized gains from investment transactions	8,947,041

Net realized gains from investment	146,402,967

Net change in unrealized appreciation from investment	281,584,566

Net realized/unrealized gains from investment	427,987,533

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$499,459,393

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	American Funds NVIT Asset Allocation Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$71,471,860	$69,626,329
Net realized gains from investment	146,402,967	397,944,982
Net change in unrealized appreciation/(depreciation) from investment	281,584,566	(414,830,541)

Change in net assets resulting from operations	499,459,393	52,740,770

Distributions to Shareholders From:
Net investment income:
Class II	(112,198,430)	(78,603,583)
Net realized gains:
Class II	(355,370,826)	(243,934,643)

Change in net assets from shareholder distributions	(467,569,256)	(322,538,226)

Change in net assets from capital transactions	544,670,090	392,113,071

Change in net assets	576,560,227	122,315,615

Net Assets:
Beginning of year	5,505,446,466	5,383,130,851

End of year	$6,082,006,693	$5,505,446,466

Accumulated undistributed net investment income at end of year	$72,275,248	$112,197,982

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$196,834,443	$189,283,196
Dividends reinvested	467,569,256	322,538,226
Cost of shares redeemed	(119,733,609)	(119,708,351)

Total Class II Shares	544,670,090	392,113,071

Change in net assets from capital transactions	$544,670,090	$392,113,071

SHARE TRANSACTIONS:
Class II Shares
Issued	8,294,456	7,658,669
Reinvested	20,337,941	14,258,984
Redeemed	(5,077,367)	(4,866,229)

Total Class II Shares	23,555,030	17,051,424

Total change in shares	23,555,030	17,051,424

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Asset Allocation Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover
Class II Shares
Year Ended December 31, 2016	$23.60	0.30	1.77	2.07	(0.48)	(1.51)	(1.99)	$23.68	9.00%	$6,082,006,693	0.64%	1.25%	0.79%	2.10%
Year Ended December 31, 2015	$24.90	0.31	(0.13)	0.18	(0.36)	(1.12)	(1.48)	$23.60	0.98%	$5,505,446,466	0.64%	1.27%	0.79%	2.20%
Year Ended December 31, 2014	$23.98	0.27	0.93	1.20	(0.24)	(0.04)	(0.28)	$24.90	4.99%	$5,383,130,851	0.64%	1.12%	0.79%	1.85%
Year Ended December 31, 2013	$19.70	0.25	4.32	4.57	(0.28)	(0.01)	(0.29)	$23.98	23.28%	$5,010,755,558	0.64%	1.13%	0.79%	1.95%
Year Ended December 31, 2012	$17.24	0.30	2.40	2.70	(0.24)	–	(0.24)	$19.70	15.72%	$3,864,951,690	0.64%	1.62%	0.79%	1.56%

Amount designated as “–” is zero or has been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Expenses do not include expenses from the Master Fund.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Asset Allocation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund,” which means that the Fund does not buy individual securities directly, and may have additional investment and concentration risks. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Asset Allocation Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund of funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2016 was 28.90%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

13

Notes to Financial Statements (Continued)

December 31, 2016

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At December 31, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to capital distributions from the Master Fund. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment
$—	$803,836	$(803,836)

Amount designated as “—“ is zero or has been rounded to zero.

14

Notes to Financial Statements (Continued)

December 31, 2016

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until May 1, 2017.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

15

Notes to Financial Statements (Continued)

December 31, 2016

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $1,269,297 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $25,034.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $14,326,670.

4.  Line of Credit and Earnings Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

16

Notes to Financial Statements (Continued)

December 31, 2016

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $407,309,041 and sales of $120,978,349 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$112,198,430	$355,370,826	$467,569,256	$—	$467,569,256

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

17

Notes to Financial Statements (Continued)

December 31, 2016

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$78,603,583	$243,934,643	$322,538,226	$—	$322,538,226

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$72,275,248	$145,605,744	$217,880,992	$—	$1,181,667,233	$1,399,548,225

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$4,903,604,607	$1,197,736,513	$(16,069,280)	$1,181,667,233

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Funds NVIT Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Asset Allocation Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

19

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 84.41%.

The Fund designates $355,370,826, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

20

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

21

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

22

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

23

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

24

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

25

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

26

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

27

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

28

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

29

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

30

Annual Report

December 31, 2016

American Funds NVIT Bond Fund

AR-AM-BD 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	American Funds NVIT Bond Fund

For the annual period ended December 31, 2016, the American Funds NVIT Bond Fund (Class II) returned 2.65% versus 2.65% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Core Bond Funds (consisting of 103 funds as of December 31, 2016) was 2.96% for the same time period.

Below is the 2016 annual report commentary from American Funds Insurance Series® Bond Fund (Bond Fund), which is the sole investment of the American Funds NVIT Bond Fund). The Bond Fund’s performance return shown below and the American Funds NVIT Bond Fund’s performance return given above are different because different expense ratios apply to the Bond Fund versus the American Funds NVIT Bond Fund.

Bond Fund gained 2.95% for the 12 months ended December 31, 2016, outpacing its benchmark, the Bloomberg Barclays U.S. Aggregate Index*, which rose 2.65%.

Yields moved higher in the latter half of the year, with the most significant increase occurring in the wake of the U.S. presidential election. The yield on the 10-year Treasury rose over 100 basis points between July and December, a signal that the bond markets are expecting higher inflation. The U.S. economy is expected to expand at or above its current pace as monetary easing begins to wind down.

Corporate bond selection aided results, particularly in the energy sector. A lower weighting in mortgages was helpful as rates began to increase. Stronger expectations for inflation boosted the fund’s Treasury Inflation Protected Securities holdings.

As was largely expected, the Federal Reserve raised interest rates 0.25% in mid-December to a range of 0.50% to 0.75%, and indicated there are likely to be a number of increases in 2017. However, when we consider the Fed’s path in the years ahead, we believe it will not take too aggressive an approach.

On the whole, the U.S. economy is in good shape. While the recent stretch of fiscal exuberance has delighted the markets and could delay the next recession, we prefer markets that run on realism. The new presidential administration has created considerable uncertainty with its rather broad statements on trade, tax reform and spending. As such, we may experience periods of volatility in the months ahead. Nonetheless, we will continue to search the bond market for promising investment opportunities.

Portfolio Managers: Pramod Atluri** and David A. Hoag — Capital Research and Management CompanySM

Bond Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

The American Funds NVIT Bond Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Bond Fund (the “Master Bond Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds also may invest in the Master Bond Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Bond Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Bond Fund borne by the remaining feeder fund shareholders, including the Fund.

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	Source: Bloomberg Index Services Ltd.
**	As of January 12, 2017.

4

Fund Performance	American Funds NVIT Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	10 Yr.
Class II	2.65%	1.91%	2.52%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%
CPI	2.07%	1.36%	1.81%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.17%	1.02%

^	Current effective prospectus dated April 29, 2016. The table reflects the aggregate expenses of both the Master Fund and the Fund. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class' actual results.

5

Fund Performance (con’t.)	American Funds NVIT Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Bond Fund versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Shareholder Expense Example	American Funds NVIT Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Bond Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class II Shares	Actual	(b)	1,000.00	974.90	3.18	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.92	3.25	0.64

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund's expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

7

Statement of Assets and Liabilities

December 31, 2016

American Funds NVIT Bond Fund
Assets:
Investment in Master Fund (cost $2,339,160,420) (Note 2(a))	$2,317,828,943
Receivable for capital shares issued	981,764
Prepaid expenses	3,630

Total Assets	2,318,814,337

Liabilities:
Payable for investment purchased	969,683
Payable for capital shares redeemed	12,082
Accrued expenses and other payables:
Fund administration fees	45,005
Master feeder service provider fee	194,322
Distribution fees	485,820
Administrative servicing fees	456,883
Accounting and transfer agent fees	235
Custodian fees	13,698
Compliance program costs (Note 3)	2,439
Professional fees	16,153
Printing fees	29,066
Other	9,233

Total Liabilities	2,234,619

Net Assets	$2,316,579,718

Represented by:
Capital	$2,308,686,808
Accumulated undistributed net investment income	33,115,399
Accumulated net realized losses from investment	(3,891,012)
Net unrealized depreciation from investment	(21,331,477)

Net Assets	$2,316,579,718

Net Assets:
Class II Shares	$2,316,579,718

Total	$2,316,579,718

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	204,906,528

Total	204,906,528

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.31

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Year Ended December 31, 2016

American Funds NVIT Bond Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$43,485,587

Total Income	43,485,587

EXPENSES:
Fund administration fees	502,571
Master feeder service provider fees	5,404,911
Distribution fees Class II Shares	5,404,911
Administrative servicing fees Class II Shares	5,404,911
Professional fees	97,364
Printing fees	58,913
Trustee fees	66,175
Custodian fees	82,664
Accounting and transfer agent fees	1,470
Compliance program costs (Note 3)	9,524
Other	46,481

Total expenses before earnings credit and fees waived	17,079,895

Earnings credit (Note 4)	(11)
Master feeder service provider fees waived (Note 3)	(3,242,978)

Net Expenses	13,836,906

NET INVESTMENT INCOME	29,648,681

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	7,319,454
Net realized gains from investment transactions	6,962,179

Net realized gains from investment	14,281,633

Net change in unrealized appreciation from investment	2,656,643

Net realized/unrealized gains from investment	16,938,276

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$46,586,957

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	American Funds NVIT Bond Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$29,648,681	$26,031,811
Net realized gains from investment	14,281,633	38,079,169
Net change in unrealized appreciation/(depreciation) from investment	2,656,643	(69,416,384)

Change in net assets resulting from operations	46,586,957	(5,305,404)

Distributions to Shareholders From:
Net investment income:
Class II	(56,234,987)	(27,119,851)
Net realized gains:
Class II	(7,764,427)	(832,724)

Change in net assets from shareholder distributions	(63,999,414)	(27,952,575)

Change in net assets from capital transactions	349,506,579	237,246,256

Change in net assets	332,094,122	203,988,277

Net Assets:
Beginning of year	1,984,485,596	1,780,497,319

End of year	$2,316,579,718	$1,984,485,596

Accumulated undistributed net investment income at end of year	$33,115,399	$56,234,595

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$347,389,636	$254,834,307
Dividends reinvested	63,999,414	27,952,575
Cost of shares redeemed	(61,882,471)	(45,540,626)

Total Class II Shares	349,506,579	237,246,256

Change in net assets from capital transactions	$349,506,579	$237,246,256

SHARE TRANSACTIONS:
Class II Shares
Issued	29,784,710	22,039,823
Reinvested	5,517,191	2,458,450
Redeemed	(5,396,361)	(3,978,023)

Total Class II Shares	29,905,540	20,520,250

Total change in shares	29,905,540	20,520,250

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover
Class II Shares
Year Ended December 31, 2016	$11.34	0.16	0.15	0.31	(0.30)	(0.04)	(0.34)	$11.31	2.65%		$2,316,579,718	0.64%	1.37%	0.79%	2.74%
Year Ended December 31, 2015	$11.53	0.16	(0.19)	(0.03)	(0.16)	–	(0.16)	$11.34	(0.23%	)	$1,984,485,596	0.64%	1.35%	0.79%	2.38%
Year Ended December 31, 2014	$11.22	0.18	0.37	0.55	(0.14)	(0.10)	(0.24)	$11.53	4.98%		$1,780,497,319	0.64%	1.61%	0.79%	5.32%
Year Ended December 31, 2013	$11.73	0.18	(0.49)	(0.31)	(0.20)	–	(0.20)	$11.22	(2.57%	)	$1,529,419,945	0.64%	1.54%	0.79%	0.90%
Year Ended December 31, 2012	$11.43	0.26	0.31	0.57	(0.27)	–	(0.27)	$11.73	4.97%		$1,264,772,354	0.64%	2.21%	0.79%	2.71%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Expenses do not include expenses from the Master Fund.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund,” which means that the Fund does not buy individual securities directly, and may have additional investment and concentration risks. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Bond Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund of funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2016 was 21.27%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

12

Notes to Financial Statements (Continued)

December 31, 2016

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At December 31, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to capital distributions from the Master Fund. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Losses from Investment
$—	$3,467,110	$(3,467,110)

Amount designated as “—” is zero or has been rounded to zero.

13

Notes to Financial Statements (Continued)

December 31, 2016

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until May 1, 2017.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

14

Notes to Financial Statements (Continued)

December 31, 2016

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $502,571 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $9,524.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $5,404,911.

4.  Line of Credit and Earnings Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

15

Notes to Financial Statements (Continued)

December 31, 2016

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $382,112,108 and sales of $59,457,276 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$56,234,987	$7,764,427	$63,999,414	$—	$63,999,414

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

16

Notes to Financial Statements (Continued)

December 31, 2016

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$27,119,851	$832,724	$27,952,575	$—	$27,952,575

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$33,115,399	$7,486,898	$40,602,297	$—	$(32,709,387)	$7,892,910

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,350,538,330	$19,368,731	$(52,078,118)	$(32,709,387)

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Funds NVIT Bond Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

18

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 0.26%.

The Fund designates $7,764,427, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

19

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

20

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

21

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

22

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

23

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

24

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

25

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

26

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

27

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

28

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

29

Annual Report

December 31, 2016

American Funds NVIT Global Growth Fund

AR-AM-GG 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	American Funds NVIT Global Growth Fund

For the annual period ended December 31, 2016, the American Funds NVIT Global Growth Fund (Class II) returned 0.19% versus 7.86% for its benchmark, the MSCI ACWI (All Country World Index)*. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Global Multi-Cap Growth Funds (consisting of 25 funds as of December 31, 2016) was 0.87% for the same time period.

Below is the 2016 annual report commentary from American Funds Insurance Series® Global Growth Fund (Global Growth Fund), which is the sole investment of the American Funds NVIT Global Growth Fund). The Global Growth Fund’s performance return shown below and the American Funds NVIT Global Growth Fund’s performance return given above are different because different expense ratios apply to the Global Growth Fund versus the American Funds NVIT Global Growth Fund.

Global Growth Fund rose 0.62% for the 12 months ended December 31, 2016, compared with a 7.86% increase for the MSCI ACWI (All Country World Index).*

U.S. stocks continued to advance after the unexpected U.S. presidential election result, led by positive economic news and strong quarterly earnings from several companies. European stocks declined slightly amid weak economic growth, deflationary pressures and increasing political risk ahead of key elections in 2017, including Germany and France. Emerging markets rose as central banks globally provided further stimulus.

Strong stock selection in information technology boosted fund results, led by technology companies Nintendo, TSMC and AAC Technologies Holdings. Nintendo shares rose 50% for the year following the release of mobile game phenomenon “Pokémon GO.” TSMC, chip contract manufacturer for Apple, also rose, boosted by the release of Apple’s iPhone 7.

Exposure to health care detracted from fund results, held back by double-digit declines registered by pharmaceutical companies Novo Nordisk, Vertex Pharmaceuticals and Regeneron Pharmaceuticals.

Stocks of companies domiciled in Japan, China and Taiwan were additive to results, while stocks of companies based in the U.S., Denmark and the U.K. lagged.

Despite mixed economic growth outside the U.S., the fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

Portfolio Managers: Patrice Collette, Isabelle de Wismes, Paul Flynn** and Jonathan Knowles — Capital Research and Management CompanySM

Global Growth Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

The American Funds NVIT Global Growth Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Global Growth Fund (the “Master Global Growth Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds also may invest in the Master Global Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Global Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Global Growth Fund borne by the remaining feeder fund shareholders, including the Fund.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The MSCI ACWI Index result reflects dividends net of withholding taxes and reinvestment of distributions.

**	As of January 12, 2017.

4

Fund Performance	American Funds NVIT Global Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	10 Yr.
Class II	0.19%	11.29%	5.53%
MSCI ACWISM	7.86%	9.36%	3.56%
CPI	2.07%	1.36%	1.81%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.37%	1.22%

^	Current effective prospectus dated April 29, 2016. The table reflects the aggregate expenses of both the Master Fund and the Fund. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

5

Fund Performance (con’t.)	American Funds NVIT Global Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Global Growth Fund versus performance of the MSCI ACWI and the Consumer Price Index (CPI) over the 10-year period ended 12/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Shareholder Expense Example	American Funds NVIT Global Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Global Growth Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class II Shares	Actual	(b)	1,000.00	1,039.60	3.38	0.66
	Hypothetical	(b)(c)	1,000.00	1,021.82	3.35	0.66

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

7

Statement of Assets and Liabilities

December 31, 2016

American Funds NVIT Global Growth Fund
Assets:
Investment in Master Fund (cost $298,541,144) (Note 2 (a))	$299,834,108
Receivable for capital shares issued	70,282
Prepaid expenses	508

Total Assets	299,904,898

Liabilities:
Payable for investment purchased	44,789
Payable for capital shares redeemed	25,493
Accrued expenses and other payables:
Fund administration fees	8,673
Master feeder service provider fee	25,332
Distribution fees	63,332
Administrative servicing fees	61,939
Accounting and transfer agent fees	55
Custodian fees	1,945
Compliance program costs (Note 3)	317
Professional fees	10,603
Printing fees	20,101
Other	6,899

Total Liabilities	269,478

Net Assets	$299,635,420

Represented by:
Capital	$277,558,366
Accumulated undistributed net investment income	2,531,666
Accumulated net realized gains from investment	18,252,424
Net unrealized appreciation from investment	1,292,964

Net Assets	$299,635,420

Net Assets:
Class II Shares	$299,635,420

Total	$299,635,420

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	11,348,623

Total	11,348,623

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$26.40

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Year Ended December 31, 2016

American Funds NVIT Global Growth Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$3,473,908

Total Income	3,473,908

EXPENSES:
Fund administration fees	101,153
Master feeder service provider fees	733,710
Distribution fees Class II Shares	733,710
Administrative servicing fees Class II Shares	733,710
Professional fees	25,121
Printing fees	33,218
Trustee fees	8,937
Custodian fees	11,475
Accounting and transfer agent fees	376
Compliance program costs (Note 3)	1,281
Other	14,863

Total expenses before fees waived	2,397,554

Master feeder service provider fees waived (Note 3)	(440,230)

Net Expenses	1,957,324

NET INVESTMENT INCOME	1,516,584

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	24,683,286
Net realized gains from investment transactions	7,557,274

Net realized gains from investment	32,240,560

Net change in unrealized depreciation from investment	(32,842,608)

Net realized/unrealized losses from investment	(602,048)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$914,536

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	American Funds NVIT Global Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$1,516,584	$1,910,164
Net realized gains from investment	32,240,560	31,031,012
Net change in unrealized depreciation from investment	(32,842,608)	(15,713,264)

Change in net assets resulting from operations	914,536	17,227,912

Distributions to Shareholders From:
Net investment income:
Class II	(4,458,528)	(1,924,673)
Net realized gains:
Class II	(28,465,908)	(26,714,711)

Change in net assets from shareholder distributions	(32,924,436)	(28,639,384)

Change in net assets from capital transactions	29,528,700	52,822,868

Change in net assets	(2,481,200)	41,411,396

Net Assets:
Beginning of year	302,116,620	260,705,224

End of year	$299,635,420	$302,116,620

Accumulated undistributed net investment income at end of year	$2,531,666	$4,458,447

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$25,772,981	$47,114,983
Dividends reinvested	32,924,436	28,639,384
Cost of shares redeemed	(29,168,717)	(22,931,499)

Total Class II Shares	29,528,700	52,822,868

Change in net assets from capital transactions	$29,528,700	$52,822,868

SHARE TRANSACTIONS:
Class II Shares
Issued	928,291	1,484,208
Reinvested	1,217,169	1,009,140
Redeemed	(1,045,402)	(714,021)

Total Class II Shares	1,100,058	1,779,327

Total change in shares	1,100,058	1,779,327

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Global Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover
Class II Shares
Year Ended December 31, 2016	$29.48	0.14	–	0.14	(0.44)	(2.78)	(3.22)	$26.40	0.19%	$299,635,420	0.67%	0.52%	0.82%	8.36%
Year Ended December 31, 2015	$30.78	0.21	1.68	1.89	(0.21)	(2.98)	(3.19)	$29.48	6.54%	$302,116,620	0.67%	0.65%	0.82%	6.09%
Year Ended December 31, 2014	$30.44	0.24	0.32	0.56	(0.22)	–	(0.22)	$30.78	1.84%	$260,705,224	0.67%	0.78%	0.82%	6.40%
Year Ended December 31, 2013	$23.75	0.24	6.55	6.79	(0.10)	–	(0.10)	$30.44	28.64%	$242,918,854	0.68%	0.89%	0.83%	7.29%
Year Ended December 31, 2012	$19.62	0.11	4.21	4.32	(0.19)	–	(0.19)	$23.75	22.09%	$176,549,306	0.69%	0.49%	0.84%	9.73%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Expenses do not include expenses from the Master Fund.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Global Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund,” which means that the Fund does not buy individual securities directly, and may have additional investment and concentration risks. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Global Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund of funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2016 was 5.75%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

12

Notes to Financial Statements (Continued)

December 31, 2016

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At December 31, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to capital distributions from the Master Fund. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment
$—	$1,015,163	$(1,015,163)

Amount designated as “—“ is zero or has been rounded to zero.

13

Notes to Financial Statements (Continued)

December 31, 2016

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until May 1, 2017.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

14

Notes to Financial Statements (Continued)

December 31, 2016

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $101,153 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $1,281.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $733,710.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

15

Notes to Financial Statements (Continued)

December 31, 2016

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $47,542,657 and sales of $24,725,336 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,458,528	$28,465,908	$32,924,436	$—	$32,924,436

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

16

Notes to Financial Statements (Continued)

December 31, 2016

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,924,673	$26,714,711	$28,639,384	$—	$28,639,384

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$2,531,666	$28,248,173	$30,779,839	$—	$(8,702,785)	$22,077,054

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$308,536,893	$17,098,397	$(25,801,182)	$(8,702,785)

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Funds NVIT Global Growth Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Global Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

18

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 48.30%.

The Fund designates $28,465,908, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $2,942,812 or $0.2593 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $313,982 or $0.0277 per outstanding share.

19

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

20

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

21

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

22

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

23

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

24

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

25

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

26

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

27

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

28

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

29

Annual Report

December 31, 2016

American Funds NVIT Growth Fund

AR-AM-GR 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	American Funds NVIT Growth Fund

For the annual period ended December 31, 2016, the American Funds NVIT Growth Fund (Class II) returned 9.06% versus 11.96% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Large-Cap Growth Funds (consisting of 202 funds as of December 31, 2016) was 2.12% for the same time period.

Below is the 2016 annual report commentary from the American Funds Insurance Series® Growth Fund (Growth Fund), which is the sole investment of the American Funds NVIT Growth Fund). The Growth Fund’s performance return shown below and the American Funds NVIT Growth Fund’s performance return given above are different because different expense ratios apply to the Growth Fund versus the American Funds NVIT Growth Fund.

The Growth Fund gained 9.49% for the 12 months ended December 31, 2016. The Standard & Poor’s 500 Composite Index, a market capitalization-weighted index based on the results of 500 widely held common stocks, rose 11.96%.

U.S. stocks continued to rally after the surprise U.S. presidential election result, rebounding from losses at the beginning of the year. The U.S. was a clear leader in terms of economic growth compared to other major economies around the world. A rebound in commodities lifted the energy sector, while financial stocks rose spurred by rising interest rates and the potential for a looser regulatory environment.

Strong stock selection in consumer discretionary and information technology boosted fund results. Most notably, Nintendo, Charter Communications and ASML were among the fund’s top contributors to relative returns, with Nintendo’s stock price increasing 50%. An overweight position and good stock selection in the energy sector were also additive to results, given the turnaround in energy prices.

Health care stocks detracted on an absolute and relative basis, with Centene, Express Scripts, Vertex Pharmaceuticals and Regeneron

Pharmaceuticals among the top five detractors to relative returns.

Overall, the fund’s modest holdings outside the U.S. added relative value. Canada, the Netherlands and Taiwan were primary contributors, while the U.S., the U.K. and Ireland were the main detractors.

The fund’s portfolio managers are keeping a close watch on the U.S. economy, looking past the rhetoric of the presidential election and evaluating the implications of policy changes on issues ranging from health care and trade to reform regulations and taxes on domestic companies. Portfolio managers are optimistic that their global research will help to identify attractive long-term investment opportunities.

Portfolio Managers:

Gregory D. Johnson, Michael T. Kerr, Ronald B. Morrow, Andraz Razen, Martin Romo and Alan J. Wilson — Capital Research and Management CompanySM

Growth Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

The American Funds NVIT Growth Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Growth Fund (the “Master Growth Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds also may invest in the Master Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth Fund borne by the remaining feeder fund shareholders, including the Fund.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (which may be volatile, harder to price and less liquid than U.S. securities). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Performance	American Funds NVIT Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	10 Yr.
Class II	9.06%	13.80%	6.42%
S&P 500® Index	11.96%	14.66%	6.95%
CPI	2.07%	1.36%	1.81%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.15%	1.00%

^	Current effective prospectus dated April 29, 2016. The table reflects the aggregate expenses of both the Master Fund and the Fund. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class' actual results.

5

Fund Performance (con’t.)	American Funds NVIT Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Growth Fund versus performance of the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Shareholder Expense Example	American Funds NVIT Growth Fund

American Funds NVIT Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Growth Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class II Shares	Actual	(b)	1,000.00	1,082.50	3.40	0.65
	Hypothetical(b)(c)		1,000.00	1,021.87	3.30	0.65

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund's expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

7

Statement of Assets and Liabilities

December 31, 2016

American Funds NVIT Growth Fund
Assets:
Investment in Master Fund (cost $451,895,360) (Note 2(a))	$500,803,349
Receivable for capital shares issued	62,225
Prepaid expenses	799

Total Assets	500,866,373

Liabilities:
Payable for investment purchased	40,252
Payable for capital shares redeemed	21,973
Accrued expenses and other payables:
Fund administration fees	12,363
Master feeder service provider fee	42,495
Distribution fees	106,242
Administrative servicing fees	106,667
Accounting and transfer agent fees	71
Custodian fees	2,992
Compliance program costs (Note 3)	514
Professional fees	10,523
Printing fees	19,203
Other	7,181

Total Liabilities	370,476

Net Assets	$500,495,897

Represented by:
Capital	$431,086,656
Accumulated undistributed net investment income	1,826,959
Accumulated net realized gains from investment	18,674,293
Net unrealized appreciation from investment	48,907,989

Net Assets	$500,495,897

Net Assets:
Class II Shares	$500,495,897

Total	$500,495,897

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	6,724,715

Total	6,724,715

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$74.43

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Year Ended December 31, 2016

American Funds NVIT Growth Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$4,873,505

Total Income	4,873,505

EXPENSES:
Fund administration fees	138,069
Master feeder service provider fees	1,163,264
Distribution fees Class II Shares	1,163,264
Administrative servicing fees Class II Shares	1,163,264
Professional fees	31,210
Printing fees	32,576
Trustee fees	14,250
Custodian fees	18,019
Accounting and transfer agent fees	476
Compliance program costs (Note 3)	2,028
Other	17,757

Total expenses before fees waived	3,744,177

Master feeder service provider fees waived (Note 3)	(697,965)

Net Expenses	3,046,212

NET INVESTMENT INCOME	1,827,293

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from Master Fund	41,595,611
Net realized gains from investment transactions	2,712,191

Net realized gains from investment	44,307,802

Net change in unrealized depreciation from investment	(5,562,296)

Net realized/unrealized gains from investment	38,745,506

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$40,572,799

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	American Funds NVIT Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$1,827,293	$1,054,373
Net realized gains from investment	44,307,802	98,382,230
Net change in unrealized depreciation from investment	(5,562,296)	(71,680,301)

Change in net assets resulting from operations	40,572,799	27,756,302

Distributions to Shareholders From:
Net investment income:
Class II	(1,054,448)	(3,357,736)
Net realized gains:
Class II	(98,382,695)	(12,353,566)

Change in net assets from shareholder distributions	(99,437,143)	(15,711,302)

Change in net assets from capital transactions	83,004,714	31,867,460

Change in net assets	24,140,370	43,912,460

Net Assets:
Beginning of year	476,355,527	432,443,067

End of year	$500,495,897	$476,355,527

Accumulated undistributed net investment income at end of year	$1,826,959	$1,054,114

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$28,834,475	$50,060,417
Dividends reinvested	99,437,143	15,711,302
Cost of shares redeemed	(45,266,904)	(33,904,259)

Total Class II Shares	83,004,714	31,867,460

Change in net assets from capital transactions	$83,004,714	$31,867,460

SHARE TRANSACTIONS:
Class II Shares
Issued	363,093	574,557
Reinvested	1,400,523	191,321
Redeemed	(557,728)	(391,831)

Total Class II Shares	1,205,888	374,047

Total change in shares	1,205,888	374,047

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover
Class II Shares
Year Ended December 31, 2016	$86.31	0.32	6.60	6.92	(0.20)	(18.60)	(18.80)	$74.43	9.06%	$500,495,897	0.65%	0.39%	0.80%	8.45%
Year Ended December 31, 2015	$84.05	0.20	5.05	5.25	(0.64)	(2.35)	(2.99)	$86.31	6.43%	$476,355,527	0.65%	0.23%	0.80%	6.31%
Year Ended December 31, 2014	$78.12	0.67	5.63	6.30	(0.37)	–	(0.37)	$84.05	8.07%	$432,443,067	0.66%	0.83%	0.81%	6.28%
Year Ended December 31, 2013	$60.46	0.39	17.49	17.88	(0.22)	–	(0.22)	$78.12	29.61%	$386,091,305	0.66%	0.56%	0.81%	6.15%
Year Ended December 31, 2012	$51.61	0.22	8.76	8.98	(0.13)	–	(0.13)	$60.46	17.40%	$283,502,456	0.67%	0.39%	0.82%	5.58%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Expenses do not include expenses from the Master Fund.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund,” which means that the Fund does not buy individual securities directly, and may have additional investment and concentration risks. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund of funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2016 was 2.32%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

12

Notes to Financial Statements (Continued)

December 31, 2016

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At December 31, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. For the year ended December 31, 2016, there were no permanent differences. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

13

Notes to Financial Statements (Continued)

December 31, 2016

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until May 1, 2017.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $138,069 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

14

Notes to Financial Statements (Continued)

December 31, 2016

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $2,028.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $1,163,264.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $66,705,357 and sales of $39,691,286 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

15

Notes to Financial Statements (Continued)

December 31, 2016

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,054,448	$98,382,695	$99,437,143	$—	$99,437,143

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$3,357,736	$12,353,566	$15,711,302	$—	$15,711,302

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

16

Notes to Financial Statements (Continued)

December 31, 2016

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,826,959	$44,624,966	$46,451,925	$—	$22,957,316	$69,409,241

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$477,846,033	$45,694,891	$(22,737,575)	$22,957,316

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Funds NVIT Growth Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

18

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

The Fund designates $98,382,695, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

.

19

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

20

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

21

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

22

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

23

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

24

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

25

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

26

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

27

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

28

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

29

Annual Report

December 31, 2016

American Funds NVIT Growth-Income Fund

AR-AM-GI 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	American Funds NVIT Growth-Income Fund

For the annual period ended December 31, 2016, the American Funds NVIT Growth-Income Fund (Class II) returned 11.09% versus 11.96% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Large-Cap Core Funds (consisting of 184 funds as of December 31, 2016) was 10.14% for the same time period. Performance for the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Below is the 2016 annual report commentary from the American Funds Insurance Series® Growth-Income Fund (Growth-Income Fund), which is the sole investment of the American Funds NVIT Growth-Income Fund. The Growth-Income Fund’s performance return shown below and the American Funds NVIT Growth-Income Fund’s performance return given above are different because different expense ratios apply to the Growth-Income Fund versus the American Funds NVIT Growth-Income Fund.

The Growth-Income Fund gained 11.51% for the 12 months ended December 31, 2016. The Standard & Poor’s 500 Composite Index, a market capitalization-weighted index based on the results of 500 widely held common stocks, rose 11.96%.

U.S. stocks rose, rebounding from losses at the beginning of the year. The U.S. was a clear leader in terms of economic growth compared to other major economies around the world. An increase in commodity prices lifted the energy sector. Meanwhile, financial stocks rose spurred by rising interest rates and the potential for a looser regulatory environment.

European stocks declined slightly amid weak economic growth, deflationary pressures and increasing political risk, while emerging markets advanced as central banks globally provided further stimulus.

Regarding the fund, stock selection in materials contributed most to the fund’s returns on a relative basis. As iron ore prices climbed, Brazilian metals and mining company Vale experienced a triple digit return that was among the top contributors to the fund’s relative returns. U.S. mining company Freeport McMoRan was also additive as its share price rose, having plummeted 70% in 2015. An overweight position and good stock selection in the energy sector were also additive to results, given the turnaround in energy prices.

The fund’s weakest sectors on a relative basis were health care, consumer staples and financials. Health care was the biggest detractor to relative returns, and Amgen, Gilead Sciences and Illumina dragged the most.

The portfolio managers exercise caution when considering the potential impact on the U.S. economy and markets that could result from the new administration’s approach to health care, infrastructure, fiscal policy, taxes and trade. Should uncertainty eventually result in increased volatility, the fund’s healthy cash position can give portfolio managers an opportunity to invest in companies with more favorable valuations for the long term.

Portfolio Managers:

J. Blair Frank, Claudia P. Huntington, Donald D. O’Neal, William L. Robbins and Dylan Yolles — Capital Research and Management CompanySM

Growth-Income Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

The American Funds NVIT Growth-Income Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Growth-Income Fund (the “Master Growth-Income Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds also may invest in the Master Growth-Income Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Growth-Income Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth-Income Fund borne by the remaining feeder fund shareholders, including the Fund.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (which

4

Fund Commentary (con’t.)	American Funds NVIT Growth-Income Fund

may be volatile, harder to price and less liquid than U.S. securities). Growth funds may underperform other funds that use different investing styles. The Fund also is subject to dividend risk. Income provided by the Fund could be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the Master Growth-Income Fund invests. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Performance	American Funds NVIT Growth-Income Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	Inception[2]
Class II	11.09%	14.02%	5.79%
S&P 500® Index	11.96%	14.66%	6.53%
CPI	2.07%	1.36%	1.81%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 27, 2007. Historical performance information prior to the Fund’s inception date is based on the performance of the Master Fund, adjusted to reflect the Fund’s expenses.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.08%	0.93%

^	Current effective prospectus dated April 29, 2016. The table reflects the aggregate expenses of both the Master Fund and the Fund. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class' actual results.

6

Fund Performance (con’t.)	American Funds NVIT Growth-Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Growth-Income Fund since inception through 12/31/16 versus performance of the S&P 500® Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	American Funds NVIT Growth-Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Growth-Income Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class II Shares	Actual	(b)	1,000.00	1,079.50	3.35	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.92	3.25	0.64

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund's expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Assets and Liabilities

December 31, 2016

American Funds NVIT Growth- Income Fund
Assets:
Investment in Master Fund (cost $2,416,069,997) (Note 2(a))	$2,643,845,916
Receivable for capital shares issued	994,781
Prepaid expenses	4,048

Total Assets	2,644,844,745

Liabilities:
Payable for investment purchased	993,110
Payable for capital shares redeemed	1,671
Accrued expenses and other payables:
Fund administration fees	51,390
Master feeder service provider fee	224,022
Distribution fees	560,070
Administrative servicing fees	524,197
Accounting and transfer agent fees	262
Custodian fees	15,431
Compliance program costs (Note 3)	2,690
Professional fees	16,907
Printing fees	30,023
Other	9,561

Total Liabilities	2,429,334

Net Assets	$2,642,415,411

Represented by:
Capital	$2,121,515,412
Accumulated undistributed net investment income	40,122,604
Accumulated net realized gains from investment	253,001,476
Net unrealized appreciation from investment	227,775,919

Net Assets	$2,642,415,411

Net Assets:
Class II Shares	$2,642,415,411

Total	$2,642,415,411

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	51,137,044

Total	51,137,044

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$51.67

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the Year Ended December 31, 2016

American Funds NVIT Growth- Income Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$42,761,914

Total Income	42,761,914

EXPENSES:
Fund administration fees	550,438
Master feeder service provider fees	5,961,979
Distribution fees Class II Shares	5,961,979
Administrative servicing fees Class II Shares	5,961,979
Professional fees	106,308
Printing fees	62,240
Trustee fees	73,303
Custodian fees	92,506
Accounting and transfer agent fees	1,607
Compliance program costs (Note 3)	10,519
Other	50,324

Total expenses before fees waived	18,833,182

Master feeder service provider fees waived (Note 3)	(3,577,222)

Net Expenses	15,255,960

NET INVESTMENT INCOME	27,505,954

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	260,619,167
Net realized gains from investment transactions	36,227,998

Net realized gains from investment	296,847,165

Net change in unrealized depreciation from investment	(61,155,879)

Net realized/unrealized gains from investment	235,691,286

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$263,197,240

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	American Funds NVIT Growth-Income Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$27,505,954	$20,965,958
Net realized gains from investment	296,847,165	352,789,494
Net change in unrealized depreciation from investment	(61,155,879)	(352,365,538)

Change in net assets resulting from operations	263,197,240	21,389,914

Distributions to Shareholders From:
Net investment income:
Class II	(28,982,867)	(18,268,974)
Net realized gains:
Class II	(344,773,965)	(147,481,412)

Change in net assets from shareholder distributions	(373,756,832)	(165,750,386)

Change in net assets from capital transactions	540,569,133	303,145,404

Change in net assets	430,009,541	158,784,932

Net Assets:
Beginning of year	2,212,405,870	2,053,620,938

End of year	$2,642,415,411	$2,212,405,870

Accumulated undistributed net investment income at end of year	$40,122,604	$28,980,705

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$241,104,757	$227,474,953
Dividends reinvested	373,756,832	165,750,386
Cost of shares redeemed	(74,292,456)	(90,079,935)

Total Class II Shares	540,569,133	303,145,404

Change in net assets from capital transactions	$540,569,133	$303,145,404

SHARE TRANSACTIONS:
Class II Shares
Issued	4,547,488	3,944,961
Reinvested	7,618,362	3,141,592
Redeemed	(1,395,305)	(1,509,950)

Total Class II Shares	10,770,545	5,576,603

Total change in shares	10,770,545	5,576,603

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Growth-Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover
Class II Shares
Year Ended December 31, 2016	$54.81	0.62	4.99	5.61	(0.68)	(8.07)	(8.75)	$51.67	11.09%	$2,642,415,411	0.64%	1.15%	0.79%	3.07%
Year Ended December 31, 2015	$59.03	0.58	(0.12)	0.46	(0.52)	(4.16)	(4.68)	$54.81	1.09%	$2,212,405,870	0.64%	0.98%	0.79%	4.16%
Year Ended December 31, 2014	$54.47	0.56	5.00	5.56	(0.47)	(0.53)	(1.00)	$59.03	10.23%	$2,053,620,938	0.64%	0.98%	0.79%	6.49%
Year Ended December 31, 2013	$41.37	0.49	13.10	13.59	(0.49)	–	(0.49)	$54.47	32.97%	$1,752,785,280	0.64%	1.03%	0.79%	8.42%
Year Ended December 31, 2012	$35.70	0.51	5.57	6.08	(0.41)	–	(0.41)	$41.37	17.06%	$1,276,998,759	0.64%	1.30%	0.79%	4.27%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Expenses do not include expenses from the Master Fund.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Growth-Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund,” which means that the Fund does not buy individual securities directly, and may have additional investment and concentration risks. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Growth-Income Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund of funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2016 was 10.13%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

13

Notes to Financial Statements (Continued)

December 31, 2016

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At December 31, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to capital distributions from the Master Fund. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment
$—	$12,618,812	$(12,618,812)

Amount designated as “—” is zero or has been rounded to zero.

14

Notes to Financial Statements (Continued)

December 31, 2016

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until May 1, 2017.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

15

Notes to Financial Statements (Continued)

December 31, 2016

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $550,438 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $10,519.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $5,961,979.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

16

Notes to Financial Statements (Continued)

December 31, 2016

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $528,750,897 and sales of $73,575,276 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$28,982,867	$344,773,965	$373,756,832	$—	$373,756,832

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

17

Notes to Financial Statements (Continued)

December 31, 2016

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$18,268,974	$147,481,412	$165,750,386	$—	$165,750,386

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/(Deficit)
$40,122,604	$283,958,480	$324,081,084	$—	$196,818,915	$520,899,999

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,447,027,001	$300,392,743	$(103,573,828)	$196,818,915

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Funds NVIT Growth-Income Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Growth-Income Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

19

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

The Fund designates $344,773,965, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

20

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

21

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

22

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

23

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

24

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

25

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

26

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

27

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

28

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

29

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

30

Annual Report

December 31, 2016

NVIT Managed American Funds Asset Allocation Fund

AR-AM-MGAA 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Managed American Funds Asset Allocation Fund

For the annual period ended December 31, 2016, the NVIT Managed American Funds Asset Allocation Fund (Class II) returned 8.55% versus 8.57% for its benchmark, the Morningstar® Moderate Target Risk Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 219 funds as of December 31, 2016) was 7.15% for the same time period.

The portfolio managers allocate 5% of the Fund’s assets to a volatility overlay that is designed to increase or decrease the overall equity exposure within the Fund. The volatility management process is executed daily and determines whether the Fund should increase equity exposure or decrease equity exposure by buying or selling futures contracts tied to the S&P 500® Index, S&P MidCap 400® Index, Russell 2000® Index and MSCI EAFE® Index. These investments are made in proportion to the Fund’s underlying allocations to each of these equity asset classes. The volatility sleeve can increase the Fund’s equity exposure to 80% (or 10% over the current exposure within the core investment, whichever is lower) or decrease it to 0% as determined by the quantitative process that controls the overlay.

From an equity volatility perspective, 2016 witnessed several events that caused markets to drop swiftly and significantly, only to rebound sharply in a matter of a few days. Examples include: (1) the price of crude oil declined precipitously, briefly touching off fears of a possible U.S. recession (January/February); (2) China devalued its currency (February); and (3) the UK voted, surprisingly, to exit the European Union (an action known as “Brexit”) (June). The magnitude of the market price movements associated with events such as these, especially given their relatively short duration, tended to undermine the workings of the Fund’s volatility management process. However, beginning in July 2016, U.S. equity markets regained upward momentum and generally moved higher through the remainder of the year with few perturbations and lower volatility. During this six-month period, the Fund generally maintained equity exposure above 75% on a consistent basis.

It is important to keep in mind that the Fund’s volatility management process generally is most effective when equity markets, including the S&P 500 Index, establish sufficient momentum — up or down. While the managed volatility overlay is intended to enable the Fund to perform better than most competitors in both up and down markets, it is primarily a capital preservation strategy and, thus, the Fund tends to be most sensitive to reducing equity exposure in the face of significant declines in the markets.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

The Fund invests primarily in an underlying fund, the Asset Allocation FundSM, a series of American Funds Insurance Series® (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, the Fund is nondiversified as to issuers. In addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying fund.

The Fund, through its Core Sleeve, is subject to the risks of its underlying fund. Through its Volatility Overlay, the Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Volatility Overlay may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may utilize short positions (which create investment leverage and can exaggerate a Fund’s losses). In addition, through its Volatility Overlay, the Fund is subject to cash position risk (the Fund may miss investment opportunities). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, manages the Core Sleeve’s investment in the

*	As of November 15, 2016.

4

Fund Commentary (con’t.)	NVIT Managed American Funds Asset Allocation Fund

Underlying Fund. Nationwide Asset Management, LLC (NWAM), the Fund’s subadviser, manages the Volatility Overlay. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Below is the 2016 annual report commentary from American Funds Insurance Series® Asset Allocation Fund (Asset Allocation Fund), which is the core investment of the NVIT Managed American Funds Asset Allocation Fund (Fund). The Asset Allocation Fund’s performance return shown below and the NVIT Managed American Funds Asset Allocation Fund’s performance return given above are different because different expense ratios apply to the Asset Allocation Fund versus the NVIT Managed American Funds Asset Allocation Fund and because the latter fund also contains an overlay investment that manages the volatility of the Fund as described above.

The Asset Allocation Fund, which is a mix of stocks and bonds and accounts for 95% of the Fund’s portfolio, rose 9.41% for the 12 months ended December 31, 2016. The Standard & Poor’s 500 Composite Index,1 the benchmark for the fund’s equity holdings, gained 11.96% over the same period, while the Bloomberg Barclays U.S. Aggregate Index,2 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 2.65%. A blend of the two indexes, the 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index,3 advanced 8.31%.

U.S. stocks advanced, rebounding from losses at the beginning of the year. The U.S. was a clear leader in terms of economic growth compared to other major economies around the world. While an increase in commodity prices lifted the energy sector, financial stocks also rose, spurred by rising interest rates and the potential for a looser regulatory environment. Bonds also advanced, led by high-yield corporates.

Stock selection in the health care, information technology and consumer discretionary sectors contributed most to the fund’s relative returns. TSMC, a chip contract manufacturer for Apple, added most to the fund’s relative returns, boosted by the release of Apple’s iPhone 7. UnitedHealth Group was also additive, led by strong earnings and projected revenue growth of its health services division, Optum.

Holdings in the energy and industrials sectors detracted the most on a relative basis.

The fund’s fixed income holdings were led by an overweight position in high-yield corporate bonds. Issuers in the materials and energy sectors were among the top five contributors. Federal agency mortgage-backed securities also accounted for gains.

Asset Allocation Fund Portfolio Managers: Alan N. Berro, J. David Carpenter, David A. Daigle, Jeffrey T. Lager, James R. Mulally and John R. Queen — Capital Research and Management CompanySM

Asset Allocation Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: Bloomberg Index Services Ltd.
[3]

Data Sources: S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd. The 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

5

Fund Performance	NVIT Managed American Funds Asset Allocation Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	Inception[2]
Class II	8.55%	2.56%
Morningstar® Moderate Target Risk Index	8.57%	2.23%
CPI	2.07%	0.55%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of July 08, 2014.

Expense Ratios

Expense Ratio^
Class II	1.00%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the respective share class’ actual results.

6

Fund Performance (con’t.)	NVIT Managed American Funds Asset Allocation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Managed American Funds Asset Allocation Fund since inception through 12/31/16 versus performance of the Morningstar® Moderate Target Risk Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Managed American Funds Asset Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Managed American Funds Asset Allocation Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class II Shares	Actual	(b)	1,000.00	1,043.10	3.54	0.69
	Hypothetical	(b)(c)	1,000.00	1,021.67	3.51	0.69

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2016

NVIT Managed American Funds Asset Allocation Fund

Investment Company 97.0%

	Shares	Market Value

Balanced Fund 97.0%
American Funds Asset Allocation Fund, Class 1	44,239,167	$959,105,133

Total Investment Company (cost $951,412,705)		959,105,133

Total Investments (cost $951,412,705) (a) — 97.0%		959,105,133

Other assets in excess of liabilities — 3.0%		29,956,329

NET ASSETS — 100.0%		$989,061,462

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

At December 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
131	Mini MSCI EAFE	03/17/17	$10,975,180	$(32,497)
111	Russell 2000 Mini Future	03/17/17	7,530,795	(24,836)
873	S&P 500 E-Mini	03/17/17	97,610,130	147,104
11	S&P MID 400 E-Mini	03/17/17	1,825,010	(18,563)

			$117,941,115	$71,208

At December 31, 2016, the Fund has $5,650,645 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2016

NVIT Managed American Funds Asset Allocation Fund
Assets:
Investment, at value (cost $951,412,705)	$959,105,133
Cash	25,139,678
Deposits with broker for futures contracts	5,650,645
Interest receivable	9,820
Receivable for capital shares issued	2,402,748
Prepaid expenses	1,167

Total Assets	992,309,191

Liabilities:
Payable for investment purchased	2,282,568
Payable for capital shares redeemed	46
Payable for variation margin on futures contracts	387,807
Accrued expenses and other payables:
Investment advisory fees	123,198
Fund administration fees	20,884
Distribution fees	205,325
Administrative servicing fees	198,700
Accounting and transfer agent fees	87
Custodian fees	4,927
Compliance program costs (Note 3)	966
Professional fees	11,383
Printing fees	4,755
Other	7,083

Total Liabilities	3,247,729

Net Assets	$989,061,462

Represented by:
Capital	$955,502,478
Accumulated undistributed net investment income	11,032,432
Accumulated net realized gains from investment and futures transactions	14,762,916
Net unrealized appreciation/(depreciation) from investment	7,692,428
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	71,208

Net Assets	$989,061,462

Net Assets:
Class II Shares	$989,061,462

Total	$989,061,462

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	97,372,407

Total	97,372,407

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.16

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2016

NVIT Managed American Funds Asset Allocation Fund
INVESTMENT INCOME:
Dividend income	$16,207,357
Interest income	63,262

Total Income	16,270,619

EXPENSES:
Investment advisory fees	1,155,058
Fund administration fees	203,499
Distribution fees Class II Shares	1,925,079
Administrative servicing fees Class II Shares	1,925,079
Professional fees	44,237
Printing fees	10,980
Trustee fees	23,742
Custodian fees	29,383
Accounting and transfer agent fees	520
Compliance program costs (Note 3)	3,531
Other	20,001

Total expenses before earnings credit	5,341,109

Earnings credit (Note 4)	(33)

Net Expenses	5,341,076

NET INVESTMENT INCOME	10,929,543

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from Underlying Fund	17,594,054
Net realized losses from investment transactions	(146,768)
Net realized losses from futures transactions (Note 2)	(1,445,981)

Net realized gains from investments and futures transactions	16,001,305

Net change in unrealized appreciation/(depreciation) from investment	38,950,477
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	240,770

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	39,191,247

Net realized/unrealized gains from investments and futures transactions	55,192,552

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$66,122,095

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Managed American Funds Asset Allocation Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$10,929,543	$7,100,122
Net realized gains from investment and futures transactions	16,001,305	12,497,736
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	39,191,247	(31,391,538)

Change in net assets resulting from operations	66,122,095	(11,793,680)

Distributions to Shareholders From:
Net investment income:
Class II	–	(10,023,260)
Net realized gains:
Class II	–	(9,992,685)

Change in net assets from shareholder distributions	–	(20,015,945)

Change in net assets from capital transactions	327,707,017	435,491,093

Change in net assets	393,829,112	403,681,468

Net Assets:
Beginning of year	595,232,350	191,550,882

End of year	$989,061,462	$595,232,350

Accumulated undistributed net investment income at end of year	$11,032,432	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$333,316,758	$422,675,449
Dividends reinvested	–	20,015,945
Cost of shares redeemed	(5,609,741)	(7,200,301)

Total Class II Shares	327,707,017	435,491,093

Change in net assets from capital transactions	$327,707,017	$435,491,093

SHARE TRANSACTIONS:
Class II Shares
Issued	34,369,336	42,828,078
Reinvested	–	2,159,217
Redeemed	(582,280)	(718,006)

Total Class II Shares	33,787,056	44,269,289

Total change in shares	33,787,056	44,269,289

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Managed American Funds Asset Allocation Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover
Class II Shares
Year Ended December 31, 2016	$9.36	0.14	0.66	0.80	–	–	–	$10.16	8.55%		$989,061,462	0.69%	1.42%		0.69%	0.70%
Year Ended December 31, 2015	$9.92	0.18	(0.40)	(0.22)	(0.17)	(0.17)	(0.34)	$9.36	(2.25%	)	$595,232,350	0.71%	1.79%		0.71%	1.24%
Period Ended December 31, 2014 (f)	$10.00	0.24	(0.20)	0.04	(0.12)	–	(0.12)	$9.92	0.36%		$191,550,882	0.73%	2.39%	(g)	0.80%	0.09%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year, unless otherwise noted.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of July 8, 2014 through December 31, 2014.
(g)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Managed American Funds Asset Allocation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (each, an “Underlying Fund,” or collectively, “Underlying Funds”) representing a variety of asset classes, and may have additional investment and concentration risks. The Underlying Fund typically invests, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class II shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

14

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the unaffiliated registered open-end Underlying Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Fund’s valuation policies, please refer to the unaffiliated fund’s most recent annual report.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to modify exposure to volatility. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

15

Notes to Financial Statements (Continued)

December 31, 2016

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$147,104
Total		$147,104

Liabilities:
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(75,896)
Total		$(75,896)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$(1,445,981)
Total	$(1,445,981)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$240,770
Total	$240,770

The following tables provide a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Futures Contracts:
Average Notional Balance Long(a)	$93,947,694
Average Notional Balance Short(b)	$82,664,716

(a)	The Fund entered into long futures contracts from March 4, 2016 through June 29, 2016 and again from July 22, 2016 through December 31, 2016.

(b)	The Fund entered into short futures contracts from January 1, 2016 through February 29, 2016 and again from June 29, 2016 through July 22, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

16

Notes to Financial Statements (Continued)

December 31, 2016

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment and Futures Transactions
$—	$102,889	$(102,889)

Amount designated as “—” is zero or has been rounded to zero.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax

17

Notes to Financial Statements (Continued)

December 31, 2016

positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in the monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate was 0.15%. During the year ended December 31, 2016, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $53,952.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.23% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Period Ended December 31, 2014 Amount(a)	Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Total
$26,985	$—	$—	$26,985

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014.

18

Notes to Financial Statements (Continued)

December 31, 2016

During the year ended December 31, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $203,499 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $3,531.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $1,925,079.

4.  Line of Credit and Earnings Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this

19

Notes to Financial Statements (Continued)

December 31, 2016

arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $345,686,732 and sales of $5,263,755 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Portfolio Investment Risks from Underlying Funds

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Underlying Fund. Information about the Underlying Fund’s risks may be found in such Underlying Fund’s annual report to shareholders. The relative concentration in the Underlying Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The Fund is a shareholder of its Underlying Fund. The Underlying Fund does not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of the Underlying Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

20

Notes to Financial Statements (Continued)

December 31, 2016

9.  Federal Tax Information

The Fund did not make any distributions for the year ended December 31, 2016.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$10,023,716	$9,992,229	$20,015,945	$—	$20,015,945

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$11,032,432	$15,264,430	$26,296,862	$—	$7,262,122	$33,558,984

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$951,843,011	$20,129,860	$(12,867,738)	$7,262,122

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Managed American Funds Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Managed American Funds Asset Allocation Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying funds’ transfer agent and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

22

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

23

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

24

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

25

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

26

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

27

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

28

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

29

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

30

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

31

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

32

Annual Report

December 31, 2016

NVIT Managed American Funds

Growth-Income Fund

AR-AM-MGI 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Managed American Funds Growth-Income Fund

For the annual period ended December 31, 2016, the NVIT Managed American Funds Growth-Income Fund (Class II) returned 10.04% versus 11.96% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Large-Cap Core Funds (consisting of 184 funds as of December 31, 2016) was 10.14% for the same time period.

The portfolio managers allocate 5% of the Fund’s assets to a volatility overlay that is designed to increase or decrease the overall equity exposure within the Fund. The volatility management process is executed daily and determines whether the Fund should increase equity exposure or decrease equity exposure by buying or selling futures contracts tied to the S&P 500 Index, S&P MidCap 400® Index, Russell 2000® Index and MSCI EAFE® Index. These investments are made in proportion to the Fund’s underlying allocations to each of these equity asset classes. The volatility sleeve cannot increase the Fund’s equity exposure beyond the Growth-Income Fund’s current equity exposure but can decrease it to 0% as determined by the quantitative process that controls the overlay.

From an equity volatility perspective, 2016 witnessed several events that caused markets to drop swiftly and significantly, only to rebound sharply in a matter of a few days. Examples include: (1) the price of crude oil declined precipitously, briefly touching off fears of a possible U.S. recession (January/February); (2) China devalued its currency (February); and (3) the UK, surprisingly, voted to exit the European Union (an action known as “Brexit) (June). The magnitude of the market price movements associated with events such as these, especially given their relatively short duration, tended to undermine the workings of the Fund’s volatility management process. However, beginning in July 2016, U.S. equity markets regained upward momentum and generally moved higher through the remainder of the year with few perturbations and lower volatility. During this six-month period, the Fund generally maintained equity exposure above 95% on a consistent basis.

It is important to keep in mind that the Fund’s volatility management process generally is most effective when equity markets, including the S&P 500 Index, establish sufficient momentum — up or down. While the managed volatility overlay is intended to enable the Fund to perform better than most competitors in both up and down markets, it is primarily a capital preservation strategy and, thus, the Fund tends to be most sensitive to reducing equity exposure in the face of significant declines in the markets.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

The Fund invests primarily in an underlying fund, the Growth-Income FundSM, a series of American Funds Insurance Series® (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, the Fund is nondiversified as to issuers. In addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying fund.

The Fund, through its Core Sleeve, is subject to the risks of its underlying fund. Growth funds may underperform other funds that use different investing styles. Through its Volatility Overlay, the Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Volatility Overlay may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may utilize short positions (which create investment leverage and can exaggerate a Fund’s losses). In addition, through its Volatility Overlay, the Fund is subject to cash position risk (the Fund may miss investment opportunities). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

*	As of November 15, 2016.

4

Fund Commentary (con’t)	NVIT Managed American Funds Growth-Income Fund

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, manages the Core Sleeve’s investment in the Underlying Fund. Nationwide Asset Management, LLC (NWAM), the Fund’s subadviser, manages the Volatility Overlay. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Below is the 2016 annual report commentary from American Funds Insurance Series® Growth-Income Fund (Growth-Income Fund), which is the core investment of the NVIT Managed American Funds Growth-Income Fund. The Growth-Income Fund’s performance return shown below and the NVIT Managed American Funds Growth-Income Fund’s performance return given above are different because different expense ratios apply to the Growth-Income Fund versus the NVIT Managed American Funds Growth-Income Fund and because the latter contains an overlay investment to manages the volatility of that Fund as described above.

The Growth-Income Fund, which accounts for 95% of the Fund’s assets, gained 11.51% for the 12 months ended December 31, 2016. The Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of 500 widely held common stocks, rose 11.96%.

U.S. stocks rose, rebounding from losses at the beginning of the year. The U.S. was a clear leader in terms of economic growth compared to other major economies around the world. An increase in commodity prices lifted the energy sector. Meanwhile, financial stocks rose, spurred by rising interest rates and the potential for a looser regulatory environment.

European stocks declined slightly amid weak economic growth, deflationary pressures and increasing political risk, while emerging markets advanced as central banks globally provided further stimulus.

Regarding the fund, stock selection in materials contributed most to the fund’s returns on a relative basis. As iron ore prices climbed, Brazilian metals and mining company Vale experienced a triple digit return that was among the top contributors to the fund’s relative returns. U.S. mining company Freeport McMoRan was also additive as its share price rose, having plummeted 70% in 2015. An overweight position and good stock selection in the energy sector were also additive to results, given the turnaround in energy prices.

The fund’s weakest sectors on a relative basis were health care, consumer staples and financials. Health care was the biggest detractor to relative returns, and Amgen, Gilead Sciences and Illumina dragged the most.

Growth-Income Fund Portfolio Managers: J. Blair Frank, Claudia P. Huntington, Donald D. O’Neal, William L. Robbins and Dylan Yolles — Capital Research and Management CompanySM

Growth-Income Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

[1]	Source: S&P Dow Jones Indices LLC.

5

Fund Performance	NVIT Managed American Funds Growth-Income Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	Inception[2]
Class II	10.04%	5.13%
S&P 500® Index	11.96%	7.38%
CPI	2.07%	0.55%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of July 08, 2014.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.15%	1.00%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

6

Fund Performance (con’t.)	NVIT Managed American Funds Growth-Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Managed American Funds Growth-Income Fund since inception through 12/31/16 versus performance of the S&P 500® Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Managed American Funds Growth-Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Managed American Funds Growth-Income Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class II Shares	Actual	(b)	1,000.00	1,075.30	3.76	0.72
	Hypothetical	(b)(c)	1,000.00	1,021.52	3.66	0.72
(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2016

NVIT Managed American Funds Growth-Income Fund

Investment Company 96.1%

	Shares	Market Value

Equity Fund 96.1%
American Funds Growth Income Fund, Class 1	3,102,394	$137,777,318

Total Investment Company (cost $142,713,470)		137,777,318

Total Investments (cost $142,713,470) (a) — 96.1%		137,777,318
Other assets in excess of liabilities — 3.9%		5,611,349

NET ASSETS — 100.0%		$143,388,667

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

At December 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
5	Mini MSCI EAFE	03/17/17	$418,900	$(2,075)
4	Russell 2000 Mini Future	03/17/17	271,380	(740)
40	S&P 500 E-Mini	03/17/17	4,472,400	6,628

			$5,162,680	$3,813

At December 31, 2016, the Fund has $246,620 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2016

NVIT Managed American Funds Growth-Income Fund
Assets:
Investment, at value (cost $142,713,470)	$137,777,318
Cash	5,478,437
Deposits with broker for futures contracts	246,620
Interest receivable	1,927
Receivable for capital shares issued	194,436
Reimbursement from investment adviser (Note 3)	1,656
Prepaid expenses	135

Total Assets	143,700,529

Liabilities:
Payable for investment purchased	184,677
Payable for capital shares redeemed	40
Payable for variation margin on futures contracts	17,616
Accrued expenses and other payables:
Investment advisory fees	17,558
Fund administration fees	5,785
Distribution fees	29,263
Administrative servicing fees	35,495
Accounting and transfer agent fees	19
Custodian fees	571
Compliance program costs (Note 3)	130
Professional fees	9,448
Printing fees	4,730
Other	6,530

Total Liabilities	311,862

Net Assets	$143,388,667

Represented by:
Capital	$149,874,369
Accumulated net realized losses from investment and futures transactions	(1,553,363)
Net unrealized appreciation/(depreciation) from investment	(4,936,152)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	3,813

Net Assets	$143,388,667

Net Assets:
Class II Shares	$143,388,667

Total	$143,388,667

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	15,530,530

Total	15,530,530

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$9.23

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2016

NVIT Managed American Funds Growth-Income Fund
INVESTMENT INCOME:
Dividend income	$2,023,712
Interest income	14,754

Total Income	2,038,466

EXPENSES:
Investment advisory fees	140,272
Fund administration fees	58,644
Distribution fees Class II Shares	233,785
Administrative servicing fees Class II Shares	233,785
Professional fees	17,887
Printing fees	8,988
Trustee fees	2,895
Custodian fees	3,415
Accounting and transfer agent fees	137
Compliance program costs (Note 3)	441
Other	11,033

Total expenses before earnings credit and expenses reimbursed	711,282

Earnings credit (Note 4)	(26)
Expenses reimbursed by adviser (Note 3)	(37,520)

Net Expenses	673,736

NET INVESTMENT INCOME	1,364,730

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gain distributions from Underlying Fund	8,729,799
Net realized losses from investment transactions	(1,604,268)
Net realized losses from futures transactions (Note 2)	(372,691)

Net realized gains from investment and futures transactions	6,752,840

Net change in unrealized appreciation/(depreciation) from investment	2,039,936
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	5,543

Net change in unrealized appreciation/(depreciation) from investment and futures contracts	2,045,479

Net realized/unrealized gains from investment and futures transactions	8,798,319

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$10,163,049

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Managed American Funds Growth-Income Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$1,364,730	$596,104
Net realized gains from investment and futures transactions	6,752,840	6,027,807
Net change in unrealized appreciation/(depreciation) from investment and futures contracts	2,045,479	(7,218,790)

Change in net assets resulting from operations	10,163,049	(594,879)

Distributions to Shareholders From:
Net investment income:
Class II	(1,789,206)	(785,541)
Net realized gains:
Class II	(7,712,300)	(6,003,785)
Return of capital:
Class II	–	(514,900)

Change in net assets from shareholder distributions	(9,501,506)	(7,304,226)

Change in net assets from capital transactions	71,878,395	51,795,755

Change in net assets	72,539,938	43,896,650

Net Assets:
Beginning of year	70,848,729	26,952,079

End of year	$143,388,667	$70,848,729

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$73,168,378	$46,011,906
Dividends reinvested	9,501,506	7,304,226
Cost of shares redeemed	(10,791,489)	(1,520,377)

Total Class II Shares	71,878,395	51,795,755

Change in net assets from capital transactions	$71,878,395	$51,795,755

SHARE TRANSACTIONS:
Class II Shares
Issued	7,811,778	4,553,528
Reinvested	1,018,382	826,270
Redeemed	(1,184,791)	(148,995)

Total Class II Shares	7,645,369	5,230,803

Total change in shares	7,645,369	5,230,803

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Managed American Funds Growth-Income Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover
Class II Shares
Year Ended December 31, 2016	$8.99	0.13	0.78	0.91	(0.13)	(0.54)	–	(0.67)	$9.23	10.04%	$143,388,667	0.72%	1.46%		0.76%	10.43%
Year Ended December 31, 2015	$10.15	0.13	(0.13)	–	(0.10)	(0.95)	(0.11)	(1.16)	$8.99	0.14%	$70,848,729	0.69%	1.24%		0.84%	2.83%
Period Ended December 31, 2014 (f)	$10.00	0.16	0.12	0.28	(0.11)	–	(0.02)	(0.13)	$10.15	2.74%	$26,952,079	0.72%	1.62%	(g)	1.37%	0.22%

Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year, unless otherwise noted.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of July 8, 2014 through December 31, 2014.
(g)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Managed American Funds Growth-Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (each, an “Underlying Fund,” or collectively, “Underlying Funds”) representing a variety of asset classes, and may have additional investment and concentration risks. The Underlying Fund typically invests, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class II shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

14

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the unaffiliated registered open-end Underlying Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Fund’s valuation policies, please refer to the unaffiliated fund’s most recent annual report.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (‘‘futures contracts’’) to modify exposure to volatility. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

15

Notes to Financial Statements (Continued)

December 31, 2016

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$6,628
Total		$6,628

Liabilities:
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(2,815)
Total		$(2,815)

(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$(372,691)
Total	$(372,691)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$5,543
Total	$5,543

The following tables provide a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Futures Contracts:
Average Notional Balance Long(a)	$3,292,328
Average Notional Balance Short(b)	$6,976,690

(a)	The Fund entered into long futures contracts from January 1, 2016 through January 8, 2016, from March 10, 2016 through June 30, 2016, and again from July 18, 2016 through December 31, 2016.
(b)	The Fund entered into short futures contracts from January 8, 2016 through March 10, 2016 and again from June 30, 2016 through July 18, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

16

Notes to Financial Statements (Continued)

December 31, 2016

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Losses from Investment and Futures Transactions
$—	$424,476	$(424,476)

Amount designated as “—” is zero or has been rounded to zero.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

17

Notes to Financial Statements (Continued)

December 31, 2016

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in the monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before expense reimbursements was 0.15%, and after expense reimbursements was 0.11%. During the year ended December 31, 2016, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $6,522.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.22% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Period Ended December 31, 2014 Amount(a)	Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Total
$44,669	$73,110	$37,520	$155,299

(a) For the period from July 9, 2014 (commencement of operations) through December 31, 2014.

18

Notes to Financial Statements (Continued)

December 31, 2016

During the year ended December 31, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $58,644 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $441.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $233,785.

4.  Line of Credit and Earnings Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this

19

Notes to Financial Statements (Continued)

December 31, 2016

arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $79,068,253 and sales of $9,526,849 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Portfolio Investment Risks from Underlying Funds

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Underlying Fund. Information about the Underlying Fund’s risks may be found in such Underlying Fund’s annual report to shareholders. The relative concentration in the Underlying Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8. New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The Fund is a shareholder of its Underlying Fund. The Underlying Fund does not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of the Underlying Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

20

Notes to Financial Statements (Continued)

December 31, 2016

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,787,415	$7,714,091	$9,501,506	$—	$9,501,506

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$785,779	$6,003,547	$6,789,326	$514,900	$7,304,226

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$253,593	$253,593	$—	$(6,739,295)	$(6,485,702)

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$144,516,613	$1,957,429	$(8,696,724)	$(6,739,295)

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Managed American Funds Growth-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Managed American Funds Growth-Income Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying funds’ transfer agent and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

22

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

The Fund designates $7,714,091, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

23

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

24

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

25

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

26

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

27

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

28

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

29

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

30

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

31

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

32

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

33

Annual Report

December 31, 2016

Lazard NVIT Flexible Opportunistic Strategies Fund

AR-FOS 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	Lazard NVIT Flexible Opportunistic Strategies Fund

For the annual period ended December 31, 2016, the Lazard NVIT Flexible Opportunistic Strategies Fund (Class P) returned 5.40% versus 7.51% for its benchmark, the MSCI World Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Alternative Other Funds (consisting of 97 funds as of December 31, 2016) was 5.30% for the same time period.

Global equity markets performed strongly for the past 12 months through December 31, 2016, returning 7.5% (MSCI World Index). U.S. equities rose significantly, led by small caps at 26.6% (S&P Small Cap Index). U.S. mid and large caps rose 20.7% (S&P MidCap 400 Index) and 12.0% (S&P 500 Index), respectively. Emerging markets also posted strong performance, returning 11.2% (MSCI Emerging Markets Index). Japanese equities were positive, returning 2.4% (MSCI Japan Index), while European equities lagged during the period, registering only -0.4% (MSCI Europe Index). Meanwhile, U.S. and global fixed-income markets returned 2.6% (Bloomberg Barclays U.S. Aggregate Bond Index) and 2.1% (Bloomberg Barclays Global Aggregate Bond Index), respectively.

Investors greeted the New Year with a bout of fear-induced selling that sent equity markets plunging around the world. Unnerved by recessionary fears in February, investors sold off riskier assets through January and into the first half of February, with large-capitalization U.S. stocks hitting a 21-month low. It soon became apparent, however, that the fear was overdone. Indicators revealed no economic meltdown, and investors pushed up equity markets in the latter half of February and March. Emerging markets equities — a barometer for risk appetite —bounced back from significant losses in 2015 to lead performance. The rebound dispelled concern that the global economy was experiencing a severe slowdown. Although global markets fell after UK voters stunned investors by deciding to leave the European Union (EU) (an action dubbed “Brexit”), markets largely recovered their losses and volatility declined. Economic growth indicators were slightly better than expected, and investors were heartened by the belief that central banks would be forced by Brexit to keep monetary policies loose. After Donald Trump’s election in the United States, the markets pushed higher as anticipation arose that the federal government might break its deadlock and cut taxes, ease regulation and increase infrastructure spending. At the same time, investors appeared to downplay (or in some cases even ignore) Mr. Trump’s previous statements on trade, immigration and foreign policy.

Thematic investments, which represented 24% of the portfolio as of December 31, 2016, performed well during the period, returning 6.0%. Industrials and U.S. large-cap equities performed strongly, while Japanese and European small-cap equities performed poorly.

Diversifying investments, which represented 42% of the portfolio as of December 31, 2016, returned 2.2% for the period, lagging the MSCI World Index. Credit investments, led by “fallen angels” (i.e., bonds downgraded from investment grade) and high-yield investments posted strong results, while gold and Treasuries detracted from returns.

Contrarian investments, which represented 25% of the portfolio as of December 31, 2016, helped performance, returning 12.7%. Exposure to Japanese financials and global automobiles hurt performance, while global financials and short volatility performed strongly.

Discounted investments, which represented 9% of the portfolio as of December 31, 2016, were the best performers during the period, delivering 13.5%, due to short-term credit and high-yield investments.

The uncertainty around a Trump presidency and his proposed policies had a direct impact on emerging markets equities, which tumbled in November after the U.S. election. The decline erased their year-to-date outperformance compared to U.S. equities, though emerging markets equities finished 2016 up strongly. Going forward, emerging markets investors face a number of questions. One concern is the potential impact of accelerating U.S. economic growth, which should be a boon for emerging markets exporters. Another is a strong U.S. dollar, which can make emerging markets companies more

4

Fund Commentary (con’t.)	Lazard NVIT Flexible Opportunistic Strategies Fund

competitive while at the same time making it more difficult to repay U.S. dollar–denominated debt. Further stability or inflation in commodities prices would benefit the asset class. However, given the importance of exports to emerging markets economic growth, a threat such as trade barriers can have an out-sized impact on emerging markets.

The election of Donald Trump to the U.S. presidency, while the Republican party retained control of both houses of Congress, has changed market sentiment in the United States. Expectations have risen that the federal government can break the legislative gridlock of the past several years. A number of important initiatives now seem not only possible but plausible, such as infrastructure spending, tax reform and a lighter regulation regime. Fiscal stimulus may take over from monetary policy. The era of “Trumpflation” has arrived. U.S. gross domestic product (GDP) grew at an annual rate of 3.5% in the third quarter of 2016, up from anemic levels in the first half of 2016 and the strongest pace in two years. In light of these data, the U.S. Federal Reserve’s decision to raise the federal funds rate in December — only the second rate hike in the past decade — was taken as a sign of confidence.

In an effort to stimulate the Japanese economy, the Bank of Japan (BoJ) implemented a negative interest rate policy February. In September, BoJ Governor Haruhiko Kuroda shifted the bank’s stimulus efforts and indicated it would not force short-term interest rates deeper into negative territory but would hold benchmark 10-year yields at about zero. The pathway ahead for Japan remains uncertain.

Many investors are growing optimistic about Europe as it enters 2017, even though equity performance mostly lagged in 2016. The global economy is accelerating, U.S. prospects have risen, and European manufacturing activity and economic sentiment have reached levels last seen in 2011. The European labor market appears healthier, and a weaker euro versus the U.S. dollar has made European exporters more competitive. At the European Central Bank (ECB), monetary policy remains accommodative. However, Europe faces a number of political challenges as the Brexit negotiations play out and populist, euro-sceptic arguments dominate upcoming elections in a number of countries, including France (in April/May) and Germany (October). If populist-driven figures take power in a major European government, the euro and the structure of the European Union could be threatened.

U.S. fixed-income markets have been bid up over the past several years as central banks pushed down rates and investors, desperate for yield, turned to lower-quality securities. We see potential for significant downside if U.S. economic growth climbs to its historical range of 2%–3% and inflation hits 2%. The benchmark 10-year Treasury, in our view, could rise well above the 2.6%–3.0% threshold established by consensus. Duration-sensitive investment across both the equity and fixed-income markets would be especially vulnerable.

The “relative” nature of returns is a central concept in our asset allocation process. In this changing and uncertain environment, and as always, we remain confident that our versatile framework will reward risk-takers who stay the course with attractive relative returns over time.

Subadviser:

Lazard Asset Management, LLC

Portfolio Managers:

David R. Cleary, CFA and Christopher Komosa, CFA

The Fund is designed to provide diversification using a flexible asset allocation strategy by investing in underlying funds, as well as investing directly in equity and fixed-income securities. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. The Fund is subject to the risks of its underlying funds, which may include exchange-traded funds (ETFs) and closed-end funds. The shares of closed-end funds and ETFs may trade at prices at, below or above their most recent net asset value. There is no guarantee that a fund’s discount will ever be narrowed or eliminated. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index.

5

Fund Commentary (con’t.)	Lazard NVIT Flexible Opportunistic Strategies Fund

The Fund also may invest in exchange-traded notes (ETNs), which may not trade in the secondary market, but typically are redeemable by the issuer and are subject to the creditworthiness of the issuer. ETNs are debt securities and are not regulated under the 1940 Act.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to the risks of investing in foreign securities (which may be volatile, harder to price and less liquid than U.S. securities). Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives, including commodities (which create investment leverage and are highly volatile) and real estate investment trusts (REITs) (which are subject to abrupt or erratic price movements and generally lack liquidity). The Fund may utilize short positions (which create investment leverage and can exaggerate a Fund’s losses). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Fund Overview	Lazard NVIT Flexible Opportunistic Strategies Fund

Asset Allocation†

Equity Funds	50.8%
Fixed Income Funds	9.8%
Closed-End Mutual Funds	9.3%
Repurchase Agreement	9.0%
Other assets in excess of liabilities††	21.1%
100.0%

Top Holdings†††

Financial Select Sector SPDR Fund	12.6%
SPDR S&P 500 ETF Trust	12.6%
iShares Global Financials ETF	8.9%
iShares Global Materials ETF	6.7%
PowerShares Fundamental High Yield Corporate Bond Portfolio	6.3%
iShares iBoxx $ Investment Grade Corporate Bond ETF	6.1%
Templeton Emerging Markets Fund	5.7%
Industrial Select Sector SPDR Fund	5.3%
PowerShares Dynamic Oil & Gas Services Portfolio	4.9%
Eaton Vance Limited Duration Income Fund	3.6%
Other Holdings*	27.3%
100.0%

Objective

The Fund seeks long-term capital appreciation.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class P) returned 5.40%, underperforming its benchmark by 2.11% and outperforming the Lipper peer category median by 0.10%

•	The Fund’s diversifying investments (42% of the portfolio) returned 2.2%, lagging the benchmark

•

The Fund’s discounted investments (9% of the portfolio) were the best performers, delivering 13.5%, due to short-term credit and high-yield investments; contrarian investments (25% of the portfolio) contributed 12.7%

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

7

Fund Performance	Lazard NVIT Flexible Opportunistic Strategies Fund

Average Annual Total Return1

(For period ended December 31, 2016)

	1 Yr.	Inception[2]
Class P	5.40%	2.06%
MSCI World Index	7.51%	3.52%
CPI	2.07%	0.68%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class P	3.67%	1.75%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

8

Fund Performance (con’t.)	Lazard NVIT Flexible Opportunistic Strategies Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class P shares of the Lazard NVIT Flexible Opportunistic Strategies Fund since inception through 12/31/16 versus performance of the MSCI World Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

9

Shareholder Expense Example	Lazard NVIT Flexible Opportunistic Strategies Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Lazard NVIT Flexible Opportunistic Strategies Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class P Shares	Actual	(b)	1,000.00	1,045.50	5.71	1.11
	Hypothetical	(b)(c)	1,000.00	1,019.56	5.63	1.11

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

10

Statement of Investments

December 31, 2016

Lazard NVIT Flexible Opportunistic Strategies Fund

Investment Companies 9.3%

	Shares	Market Value

Closed-End Mutual Funds 9.3%
Eaton Vance Limited Duration Income Fund (a)	17,105	$234,681
Prudential Global Short Duration High Yield Fund, Inc.	11,100	165,279
Templeton Emerging Markets Fund	30,860	373,097

Total Investment Companies (cost $760,093)		773,057

Exchange Traded Funds 60.6%
Equity Funds 50.8%
Financial Select Sector SPDR Fund	35,420	823,515
Industrial Select Sector SPDR Fund	5,565	346,254
iShares Global Financials ETF	10,010	578,378
iShares Global Materials ETF (a)	7,990	438,092
iShares Latin America 40 ETF (a)	7,190	198,300
iShares Nasdaq Biotechnology ETF (a)	726	192,666
iShares North American Tech ETF	1,340	165,906
PowerShares Dynamic Oil & Gas Services Portfolio	25,130	320,910
SPDR S&P 500 ETF Trust	3,680	822,590
VanEck Vectors Fallen Angel High Yield Bond ETF	5,735	165,053
VelocityShares Daily Inverse VIX Short Term ETN*	3,325	155,444

Total Equity Funds (cost $3,986,579)		4,207,108

Fixed Income Funds 9.8%
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,414	400,052
PowerShares Fundamental High Yield Corporate Bond Portfolio	22,020	413,756

Total Fixed Income Funds (cost $814,176)		813,808

Total Exchange Traded Funds (cost $4,800,755)		5,020,916

Repurchase Agreement 9.0%

	Principal Amount	Market Value

ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $748,107, collateralized by U.S. Government Agency Securities, ranging from 2.24% - 4.00%, maturing 11/01/26 - 05/01/46; total market value $763,027. (b)(c)	$748,066	$748,066

Total Repurchase Agreement (cost $748,066)		748,066

Total Investments (cost $6,308,914) (d) — 78.9%		6,542,039
Other assets in excess of liabilities — 21.1%		1,753,377

NET ASSETS — 100.0%		$8,295,416

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2016. The total value of securities on loan at December 31, 2016 was $726,013.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2016 was $748,066.

(c)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

ETN	Exchange Traded Note

VIX	Chicago Board Options Exchange Volatility Index

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

December 31, 2016

Lazard NVIT Flexible Opportunistic Strategies Fund
Assets:
Investments, at value* (cost $5,560,848)	$5,793,973
Repurchase agreement, at value (cost $748,066)	748,066

Total Investments, at value (total cost $6,308,914)	6,542,039

Cash	2,515,601
Interest and dividends receivable	7,702
Security lending income receivable	2,479
Reimbursement from investment adviser (Note 3)	9,324
Prepaid expenses	14

Total Assets	9,077,159

Liabilities:
Payable for capital shares redeemed	131
Payable upon return of securities loaned (Note 2)	748,066
Accrued expenses and other payables:
Investment advisory fees	5,620
Fund administration fees	6,638
Distribution fees	1,756
Accounting and transfer agent fees	36
Custodian fees	45
Compliance program costs (Note 3)	8
Professional fees	8,653
Printing fees	10,572
Other	218

Total Liabilities	781,743

Net Assets	$8,295,416

Represented by:
Capital	$8,134,307
Accumulated net realized losses from investments and forward and foreign currency transactions	(72,016)
Net unrealized appreciation/(depreciation) from investments	233,125

Net Assets	$8,295,416

Net Assets:
Class P Shares	$8,295,416

Total	$8,295,416

Shares Outstanding (unlimited number of shares authorized):
Class P Shares	815,338

Total	815,338

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class P Shares	$10.17

*	Includes value of securities on loan of $726,013 (Note 2).

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Year Ended December 31, 2016

Lazard NVIT Flexible Opportunistic Strategies Fund
INVESTMENT INCOME:
Dividend income	$206,171
Income from securities lending (Note 2)	20,833
Interest income from non-affiliates	7,050

Total Income	234,054

EXPENSES:
Investment advisory fees	62,436
Fund administration fees	78,235
Distribution fees Class P Shares	19,511
Professional fees	13,726
Printing fees	15,485
Trustee fees	239
Custodian fees	243
Accounting and transfer agent fees	21
Compliance program costs (Note 3)	26
Other	3,797

Total expenses before expenses reimbursed	193,719

Expenses reimbursed by adviser (Note 3)	(107,072)

Net Expenses	86,647

NET INVESTMENT INCOME	147,407

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying non-affiliated funds	526
Net realized losses from investment transactions	(62,022)
Net realized losses from forward and foreign currency transactions (Note 2)	(9,045)

Net realized losses from non-affiliated investments and forward and foreign currency transactions	(70,541)

Net change in unrealized appreciation/(depreciation) from investments	335,264
Net change in unrealized appreciation/(depreciation) from foreign currency contracts (Note 2)	11,575

Net change in unrealized appreciation/(depreciation) from investments and foreign currency contracts	346,839

Net realized/unrealized gains from affiliated and non-affiliated investments and forward and foreign currency transactions	276,298

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$423,705

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	Lazard NVIT Flexible Opportunistic Strategies Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$147,407	$36,534
Net realized gains/(losses) from non-affiliated investments and forward and foreign currency transactions	(70,541)	61,012
Net change in unrealized appreciation/(depreciation) from investments and foreign currency contracts	346,839	(305,631)

Change in net assets resulting from operations	423,705	(208,085)

Distributions to Shareholders From:
Net investment income:
Class P	(149,511)	(16,169)
Net realized gains:
Class P	–	(27,471)
Return of capital:
Class P	(4,183)	(13,529)

Change in net assets from shareholder distributions	(153,694)	(57,169)

Change in net assets from capital transactions	446,367	2,047,890

Change in net assets	716,378	1,782,636

Net Assets:
Beginning of year	7,579,038	5,796,402

End of year	$8,295,416	$7,579,038

Accumulated undistributed net investment income at end of year	$–	$11,575

CAPITAL TRANSACTIONS:
Class P Shares
Proceeds from shares issued	$401,630	$2,202,471
Dividends reinvested	153,694	57,169
Cost of shares redeemed	(108,957)	(211,750)

Total Class P Shares	446,367	2,047,890

Change in net assets from capital transactions	$446,367	$2,047,890

SHARE TRANSACTIONS:
Class P Shares
Issued	40,042	220,605
Reinvested	15,053	5,876
Redeemed	(10,946)	(21,244)

Total Class P Shares	44,149	205,237

Total change in shares	44,149	205,237

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Lazard NVIT Flexible Opportunistic Strategies Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover
Class P Shares
Year Ended December 31, 2016	$9.83	0.19	0.35	0.54	(0.19)	–	(0.01)	(0.20)	$10.17	5.40%		$8,295,416	1.11%	1.89%		2.48%	257.29%
Year Ended December 31, 2015	$10.24	0.06	(0.39)	(0.33)	(0.02)	(0.04)	(0.02)	(0.08)	$9.83	(3.24%	)	$7,579,038	1.11%	0.59%		3.03%	240.92%
Period Ended December 31, 2014 (f)	$10.00	0.04	0.31	0.35	(0.07)	(0.04)	–	(0.11)	$10.24	3.55%		$5,796,402	1.12%	0.38%	(g)	3.71%	239.28%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year, unless otherwise noted
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(g)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Lazard NVIT Flexible Opportunistic Strategies Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated exchange-traded funds (“ETFs”) and closed-end funds (each, an “Underlying Fund” or collectively, “Underlying Funds”) representing a variety of asset classes, and may have additional investment and concentration risk. The Fund also invests in exchange-traded notes (“ETNs”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class P shares.

The Fund is a diversified fund, as defined in the 1940 Act.

On December 7, 2016, the Board of Trustees of the Trust (the “Board of Trustees”), including a majority of the Trustees who are not “interested persons” of the Trust, as defined under the 1940 Act, considered and unanimously approved a proposal to liquidate the Fund. The Fund will be liquidated on or about April 21, 2017 pursuant to a Board of Trustees-approved Plan of Liquidation and Dissolution (the “Plan”). The Board of Trustees’ decision to liquidate the Fund, and implementation of the Plan, are subject to the approval of the Fund’s shareholders.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees, NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

16

Notes to Financial Statements (Continued)

December 31, 2016

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Closed-end and exchange-traded funds are valued at their last reported sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Exchange Traded Notes are valued at the last quoted sales price. Shares of the unaffiliated registered open-end Underlying Funds, closed-end funds, exchange-traded funds, and exchange traded notes valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$5,020,916	$—	$—	$5,020,916
Investment Companies	773,057	—	—	773,057
Repurchase Agreement	—	748,066	—	748,066
Total	$5,793,973	$748,066	$—	$6,542,039

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Funds’ valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s

17

Notes to Financial Statements (Continued)

December 31, 2016

accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in order to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency or make an active, tactical investment in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts,” if applicable.

At December 31, 2016, the Fund had no open forward foreign currency contracts.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2016:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$(9,045)
Total	$(9,045)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$11,575
Total	$11,575

18

Notes to Financial Statements (Continued)

December 31, 2016

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased (a)	$305,919
Average Settlement Value Sold (b)	$455,206

(a)	The Fund entered into long forward foreign currency exchange contracts from January 19, 2016 through May 18, 2016.

(b)	The Fund entered into short forward foreign currency exchange contracts from January 1, 2016 through February 18, 2016 and again from April 11, 2016 through May 18, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

(d)	Securities Lending

During the year ended December 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends and/or interest while on loan, in lieu of income which is included as Dividend income and/or Interest income on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2016, were $748,066, which was comprised of cash.

19

Notes to Financial Statements (Continued)

December 31, 2016

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2016, the joint repo on a gross basis was as follows:

ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $350,019,444, collateralized by U.S. Government Agency Securities, ranging from 2.24% – 4.00%, maturing 11/01/26 – 05/01/46; total market value $357,000,001.

20

Notes to Financial Statements (Continued)

December 31, 2016

At December 31, 2016, the Fund’s investment in the joint repo was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repo was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
ML Pierce Fenner & Smith, Inc.	$748,066	$—	$748,066	$(748,066)	$—
Total	$748,066	$—	$748,066	$(748,066)	$—

Amounts designated as “—“ are zero.

*	At December 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for the Fund’s undivided interest in the joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to foreign currency gains or losses and nontaxable dividends. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Losses from Investments and Forward and Foreign Currency Transactions
$(302)	$(9,471)	$9,773

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal

21

Notes to Financial Statements (Continued)

December 31, 2016

Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Lazard Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $100 million	0.80%
$100 million and more	0.70%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before expense reimbursements was 0.80%, and after expense reimbursements was 0.00%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not

22

Notes to Financial Statements (Continued)

December 31, 2016

incurred in the ordinary course of the Fund’s business) from exceeding 0.86% for Class P shares of the Fund until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Period Ended December 31, 2014 Amount (a)	Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Total
$97,987	$118,443	$107,072	$323,502

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

During the year ended December 31, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $78,235 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $26.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class P shares of the Fund at an annual rate of 0.25%.

23

Notes to Financial Statements (Continued)

December 31, 2016

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association, (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $16,102,701 and sales of $16,466,236 (excluding short-term securities).

6.  Portfolio Investment Risks from Underlying Funds

Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s annual report to shareholders.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of

24

Notes to Financial Statements (Continued)

December 31, 2016

each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2016, the Fund recaptured $313 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$149,511	$—	$149,511	$4,183	$153,694

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$43,640	$—	$43,640	$13,529	$57,169

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$—	$—	$(72,016)	$233,125	$161,109

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$6,308,914	$293,253	$(60,128)	$233,125

25

Notes to Financial Statements (Continued)

December 31, 2016

As of December 31, 2016, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$35,112	Unlimited

The Fund may elect to have certain late year losses incurred after October 31 and within the taxable year deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2016, the Fund’s qualified late year losses amounted to $36,904.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Lazard NVIT Flexible Opportunistic Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lazard NVIT Flexible Opportunistic Strategies Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian, brokers, and underlying funds’ transfer agent, provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, on December 7, 2016, the Board of Trustees approved a proposal to liquidate the Fund. The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or about April 21, 2017.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

27

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 22.41%.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $5,714 or $0.0070 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $1,428 or $0.0018 per outstanding share.

28

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

29

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

30

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

31

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

32

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

33

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

34

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

35

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

36

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

37

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

38

Annual Report

December 31, 2016

Loring Ward NVIT Capital Appreciation Fund

AR-LW-CAP 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	Loring Ward NVIT Capital Appreciation Fund

For the annual period ended December 31, 2016, the Loring Ward NVIT Capital Appreciation Fund (Class II*) returned 11.39% versus 12.74% for its benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Global Multi-Cap Core Funds (consisting of 33 funds as of December 31, 2016) was 5.69% for the same time period. Performance for the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Loring Ward NVIT Funds are implemented with Dimensional Fund Advisors (DFA) mutual funds. During 2016, manager selection contributed positively to the outperformance for the following funds: DFA U.S. Core Equity I, DFA U.S. Large Value, DFA U.S. Small Cap I, DFA VA International Value Portfolio, DFA VA International Small Portfolio, DFA VA Global Bond, DFA Intermediate Govt. Fixed Income I, and DFA Real Securities I.

The investment strategy combines three tenets to capture long-term performance. First, the Fund seeks diversification through investment in developed international markets (approximately 40% of stock exposure), and small allocations to emerging markets and U.S. real estate investment trusts (REITs). Second, the Fund has characteristic tilts to capture excess returns, through exposure to risks with perceived attractive long-term risk/reward profiles, such as deep value and small capitalization. Third, the Fund seeks to reduce overall volatility through investment in short-term, high-quality bonds.

Our investment philosophy emphasizes consistent, long-term, strategic market exposures. Using DFA as a mutual fund provider brings value to a broad mix of stock market segments. The Fund’s predetermined tilts toward value and small-cap securities have academic support over the longer term. Loring Ward believes the overall Fund represents a diversified, well-positioned investment option, and provides investors of the Nationwide Variable Insurance

Trust an opportunity to participate in future market returns.

For the year 2016, the U.S. stock market gained 11.96% as measured by the S&P 500® Index (S&P 500). The first quarter began with a precipitous decline and negative street sentiment, then recovered initial losses and completed Q1 with a return of 1.35%. The U.S. market survived another short-lived sell-off driven by Brexit (the UK’s vote to leave the European Union) in Q2, and completed the quarter with a return of 2.46%. For much of Q3, the focus was on the Federal Reserve’s September meeting and potential increase in interest rates. The Fed’s decision to not raise rates lifted the U.S. stock market to complete the quarter with a return of 3.85%. During Q4 the U.S. presidential election took center stage. Contrary to political pundits’ predictions, Donald Trump won; and contrary to Wall Street analysts’ predictions, the U.S. market posted a Q4 return of 3.82%. We believe the new “pro-business” environment and favorable tax regime (not yet priced into the markets) may drive additional market gains. Overall, the U.S. economy looks robust moving into 2017 with real gross domestic product (GDP) growing at 3.5% (in Q3 2016) and the unemployment rate below 5%.

For the year 2016, international stock markets posted a positive 1% return as measured by the MSCI EAFE® NR USD. The sell-off in the U.S. markets in Q1 and Brexit in Q2 resulted in -3.01% registered in Q1 and -1.46% registered in Q2. A post-Brexit recovery resulted in a Q3 return of 6.43% and -0.71% registered in Q4. In addition, the U.S. dollar and oil prices continue to play a significant role in international stock market returns. The U.S. dollar weakened in the first half of the year and strengthened in the second half, with oil prices recovering following the Organization of Petroleum Exporting Countries (OPEC) (Saudi Arabia, Iran and Russia) deal to cut production.

All 10 underlying investments produced positive returns in 2016. The value and small-cap securities tilts paid off in the U.S. and international stock market. For example, the DFA VA US Large Value Fund returned 18.87% (outperforming its

*	Performance is shown for the Fund’s Class II because that share class now has more assets than the Fund’s Class P (which was previously shown for performance reporting).

4

Fund Commentary	Loring Ward NVIT Capital Appreciation Fund

benchmark, the Russell 1000 Value Index, by 153 basis points), DFA US Small Cap Fund returned 23.53% (outperforming its benchmark, the Russell 2000 Index, by 222 basis points) and DFA VA International Value Fund returned 9.11% (outperforming its benchmark, the MSCI World ex-US Index, by 636 basis points). The investments which contributed the least to the Capital Appreciation Fund’s overall return were the DFA VA Global Bond, which returned 1.73%, and the DFA VA Short-Term Fixed Portfolio, which returned 0.79%.

The Fund’s relative underperformance to its benchmark was due in part to the fact that the Fund is a multi-asset strategy with exposures to U.S. equities, developed international markets, emerging markets, REITs and fixed income, while its benchmark, the Russell 3000 Index, encompasses the 3,000 largest U.S.- traded stocks which only includes large-, mid- and small-cap companies. While the Fund allocates to large-, mid- and small-cap stocks, it also holds approximately 34% international equities, 7% of which is emerging markets exposure. During 2016, the performance of U.S. equities outperformed developed international and emerging markets. The S&P 500 Index (representing large-cap stocks) returned 11.96%, the S&P MidCap 400 Index (representing mid-cap stocks) returned 20.74% and the Russell 2000 Index (representing small-cap stocks) returned 21.31%, while the MSCI EAFE Index (representing developed international markets) returned a lesser 1% and the MSCI EM Index (representing emerging markets) returned 11.19% for the year. In addition, the Fund holds approximately 13% fixed income which caused relative returns to its benchmark to suffer during 2016’s strong equity market.

Loring Ward has not purchased any derivatives within the model allocations for the Nationwide Variable Investment Trusts, but rather invests solely in open-ended mutual funds.

Subadviser:

LWI Financial Inc.

Portfolio Managers:

Matthew J. Carvalho, CFA; Payel Farasat; and Sheldon P. McFarland

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds sponsored by Dimensional Fund Advisors LP. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); investment leverage, illiquidity and high volatility (derivatives); sector risk; and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Loring Ward NVIT Capital Appreciation Fund

Asset Allocation†

Equity Funds	85.3%
Fixed Income Funds	13.0%
Money Market Fund	2.0%
Liabilities in excess of other assets	(0.3)%
100.0%

Top Holdings††

DFA U.S. Core Equity 1 Portfolio, Institutional Class	20.9%
DFA VA International Value Portfolio	18.0%
DFA VA U.S. Large Value Portfolio	15.0%
DFA U.S. Small Cap Portfolio, Institutional Class	10.0%
DFA VA International Small Portfolio	9.0%
DFA Emerging Markets Core Equity Portfolio, Institutional Class	7.0%
DFA VA Global Bond Portfolio	7.0%
DFA VA Short-Term Fixed Portfolio	6.0%
DFA Real Estate Securities Portfolio, Institutional Class	5.1%
NVIT Money Market Fund, Class Y	2.0%
100.0%

Objective

The Fund seeks primarily to provide growth of capital, and secondarily current income.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class II) returned 11.39%, underperforming its benchmark by 1.35% and outperforming the Lipper peer category median by 5.70%

•	The Fund’s investment in DFA Real Estate Securities (-0.17%) had a negative impact on performance

•	The Fund’s investment in DFA Emerging Markets Core Equity contributed 0.84% to outperformance, and the DFA VA Global Bond contributed 0.07%

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	Loring Ward NVIT Capital Appreciation Fund

Average Annual Total Return1

(For the periods ended December 31, 2016)

	1 Yr.	3 Yr.	Inception[2]
Class II	11.39%	3.62%	7.66%
Class P	11.54%	3.79%	7.85%
Russell 3000® Index	12.74%	16.97%	13.46%
CPI	2.07%	1.18%	1.21%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of January 7, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	3.19%	1.08%
Class P	3.04%	0.93%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	Loring Ward NVIT Capital Appreciation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Loring Ward NVIT Capital Appreciation Fund since inception through 12/31/16 versus performance of the Russell 3000® Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Loring Ward NVIT Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Loring Ward NVIT Capital Appreciation Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class II Shares	Actual	(b)	1,000.00	1,089.50	3.83	0.73
	Hypothetical	(b)(c)	1,000.00	1,021.47	3.71	0.73
Class P Shares	Actual	(b)	1,000.00	1,091.20	3.05	0.58
	Hypothetical	(b)(c)	1,000.00	1,022.22	2.95	0.58

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

Loring Ward NVIT Capital Appreciation Fund

Investment Companies 100.3%

	Shares	Market Value

Equity Funds 85.3%
DFA Emerging Markets Core Equity Portfolio, Institutional Class	31,553	$547,757
DFA Real Estate Securities Portfolio, Institutional Class	11,363	392,132
DFA U.S. Core Equity 1 Portfolio, Institutional Class	84,520	1,628,707
DFA U.S. Small Cap Portfolio, Institutional Class	22,885	774,412
DFA VA International Small Portfolio	61,754	703,382
DFA VA International Value Portfolio	125,779	1,403,693
DFA VA U.S. Large Value Portfolio	48,605	1,164,080

Total Equity Funds (cost $6,336,872)		6,614,163

Fixed Income Funds 13.0%
DFA VA Global Bond Portfolio	51,432	545,182
DFA VA Short-Term Fixed Portfolio	45,837	466,616

Total Fixed Income Funds (cost $1,026,990)		1,011,798

Money Market Fund 2.0%
NVIT Money Market Fund, Class Y, 0.00% (a)(b)	155,285	155,285

Total Money Market Fund (cost $155,285)		155,285

Total Investment Companies (cost $7,519,147)		7,781,246

Total Investments (cost $7,519,147) (c) — 100.3%		7,781,246
Liabilities in excess of other assets — (0.3)%		(22,111)

NET ASSETS — 100.0%		$7,759,135

(a)	Represents 7-day effective yield as of December 31, 2016.

(b)	Investment in affiliate.

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2016

Loring Ward NVIT Capital Appreciation Fund
Assets:
Investment in affiliate, at value (cost $155,285)	$155,285
Investments in non-affiliates, at value (cost $7,363,862)	7,625,961

Total Investments, at value (total cost $7,519,147)	7,781,246

Receivable for investments sold	13,822
Receivable for capital shares issued	11,580
Reimbursement from investment adviser (Note 3)	5,634
Prepaid expenses	9

Total Assets	7,812,291

Liabilities:
Payable for capital shares redeemed	25,402
Accrued expenses and other payables:
Investment advisory fees	1,514
Fund administration fees	3,574
Distribution fees	1,577
Administrative servicing fees	701
Accounting and transfer agent fees	28
Custodian fees	36
Compliance program costs (Note 3)	9
Professional fees	9,000
Printing fees	11,132
Other	183

Total Liabilities	53,156

Net Assets	$7,759,135

Represented by:
Capital	$7,505,905
Accumulated net realized losses from affiliated and non-affiliated investments	(8,869)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	262,099

Net Assets	$7,759,135

Net Assets:
Class II Shares	$5,982,059
Class P Shares	1,777,076

Total	$7,759,135

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	512,988
Class P Shares	158,006

Total	670,994

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.66
Class P Shares	$11.25

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2016

Loring Ward NVIT Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$136,109
Dividend income from affiliate	110

Total Income	136,219

EXPENSES:
Investment advisory fees	13,724
Fund administration fees	41,787
Distribution fees Class II Shares	10,522
Distribution fees Class P Shares	3,773
Administrative servicing fees Class II Shares	6,314
Professional fees	14,064
Printing fees	14,759
Trustee fees	177
Custodian fees	227
Accounting and transfer agent fees	176
Compliance program costs (Note 3)	26
Other	3,681

Total expenses before expenses reimbursed	109,230

Expenses reimbursed by adviser (Note 3)	(69,724)

Net Expenses	39,506

NET INVESTMENT INCOME	96,713

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from non-affiliated Underlying Funds	43,988
Net realized losses from investment transactions with non-affiliates	(21,681)

Net realized gains from non-affiliated investments	22,307

Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	554,061

Net realized/unrealized gains from non-affiliated investments	576,368

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$673,081

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	Loring Ward NVIT Capital Appreciation Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$96,713	$63,627
Net realized gains from non-affiliated investments	22,307	222,897
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	554,061	(398,429)

Change in net assets resulting from operations	673,081	(111,905)

Distributions to Shareholders From:
Net investment income:
Class II	(74,479)	(55,017)
Class P	(27,662)	(38,083)
Net realized gains:
Class II	(49,686)	(143,627)
Class P	(17,893)	(73,442)

Change in net assets from shareholder distributions	(169,720)	(310,169)

Change in net assets from capital transactions	2,430,917	2,146,623

Change in net assets	2,934,278	1,724,549

Net Assets:
Beginning of year	4,824,857	3,100,308

End of year	$7,759,135	$4,824,857

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$2,443,497	$2,902,124
Dividends reinvested	124,165	198,644
Cost of shares redeemed	(405,071)	(1,177,396)

Total Class II Shares	2,162,591	1,923,372

Class P Shares
Proceeds from shares issued	250,520	162,243
Dividends reinvested	45,555	111,525
Cost of shares redeemed	(27,749)	(50,517)

Total Class P Shares	268,326	223,251

Change in net assets from capital transactions	$2,430,917	$2,146,623

SHARE TRANSACTIONS:
Class II Shares
Issued	218,628	252,525
Reinvested	10,782	18,615
Redeemed	(37,719)	(100,019)

Total Class II Shares	191,691	171,121

Class P Shares
Issued	23,203	13,667
Reinvested	4,097	10,737
Redeemed	(2,610)	(4,321)

Total Class P Shares	24,690	20,083

Total change in shares	216,381	191,204

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Loring Ward NVIT Capital Appreciation Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover (f)
Class II Shares
Year Ended December 31, 2016	$10.72	0.19	1.02	1.21	(0.15)	(0.12)	(0.27)	$11.66	11.39%		$5,982,059	0.73%	1.72%	1.94%	6.56%
Year Ended December 31, 2015	$11.88	0.30	(0.69)	(0.39)	(0.18)	(0.59)	(0.77)	$10.72	(3.16%	)	$3,444,331	0.74%	2.53%	2.80%	39.70%
Year Ended December 31, 2014	$12.03	0.20	0.18	0.38	(0.15)	(0.38)	(0.53)	$11.88	3.13%		$1,784,661	0.73%	1.59%	3.00%	20.96%
Period Ended December 31, 2013 (g)	$10.00	0.28	1.78	2.06	–	(0.03)	(0.03)	$12.03	20.57%		$829,833	0.70%	2.54%	5.43%	5.79%

Class P Shares
Year Ended December 31, 2016	$10.36	0.17	1.02	1.19	(0.18)	(0.12)	(0.30)	$11.25	11.54%		$1,777,076	0.58%	1.60%	1.81%	6.56%
Year Ended December 31, 2015	$11.62	0.16	(0.52)	(0.36)	(0.31)	(0.59)	(0.90)	$10.36	(3.00%	)	$1,380,526	0.58%	1.39%	2.73%	39.70%
Year Ended December 31, 2014	$11.82	0.18	0.22	0.40	(0.22)	(0.38)	(0.60)	$11.62	3.34%		$1,315,647	0.58%	1.47%	3.01%	20.96%
Period Ended December 31, 2013 (g)	$10.00	0.12	1.96	2.08	(0.23)	(0.03)	(0.26)	$11.82	20.82%		$1,210,657	0.59%	1.13%	5.20%	5.79%

Amount designated as “–” is zero or has been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from January 8, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of January 7, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Loring Ward NVIT Capital Appreciation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other mutual funds (“Underlying Funds”), and may have additional investment and concentration risks. The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. With the exception of the NVIT Money Market Fund (the “Underlying Money Fund”), each Underlying Fund is a fund sponsored by Dimensional Fund Advisors LP (the “DFA Underlying Funds”).

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

15

Notes to Financial Statements (Continued)

December 31, 2016

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated and affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the DFA Underlying Funds’ valuation policies, please refer to the DFA Underlying Funds’ most recent annual report.

The following is the valuation policy of the Underlying Money Fund:

Securities held by the Underlying Money Fund are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The Underlying Money Fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

16

Notes to Financial Statements (Continued)

December 31, 2016

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Losses from Affiliated and Non-Affiliated Investments
$—	$5,428	$(5,428)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected LWI Financial Inc. (“Loring Ward”) (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

17

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.24%
$500 million and more	0.20%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before expense reimbursements was 0.24%, and after expense reimbursements was 0.00%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.33% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Total
$65,291	$66,126	$69,724	$201,141

During the year ended December 31, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

18

Notes to Financial Statements (Continued)

December 31, 2016

During the year ended December 31, 2016, NFM earned $41,787 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $26.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $6,314.

4.  Investment in Affiliated Issuers

The Fund invests in Class Y shares of the Underlying Money Fund, which is an affiliate of the Fund. The Fund’s transactions in the shares of the Underlying Money Fund during the year ended December 31, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at December 31, 2016	Shares at December 31, 2016	Dividend Income	Realized Gain/(Loss)
NVIT Money Market Fund, Class Y	$96,155	$66,289	$7,159	$155,285	155,285	$110	$—

Amount designated as “—” is zero or has been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about the Underlying Money Fund may be found in such Underlying Money Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit.

5.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the

19

Notes to Financial Statements (Continued)

December 31, 2016

last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $2,728,198 and sales of $373,233 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of the investment in the Underlying Money Fund may be found in such Underlying Money Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit. Information about DFA Underlying Fund risks may be found in such DFA Underlying Fund’s annual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such DFA Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying

20

Notes to Financial Statements (Continued)

December 31, 2016

Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$101,807	$67,913	$169,720	$—	$169,720

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$64,854	$245,315	$310,169	$—	$310,169

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$40,875	$40,875	$—	$212,355	$253,230

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$7,568,891	$338,204	$(125,849)	$212,355

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Loring Ward NVIT Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loring Ward NVIT Capital Appreciation Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

22

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 43.06%.

The Fund designates $67,913, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $64,716 or $0.0964 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $3,269 or $0.0049 per outstanding share.

23

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

24

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

25

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

26

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

27

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

28

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

29

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

30

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

31

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

32

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

33

Annual Report

December 31, 2016

Loring Ward NVIT Moderate Fund

AR-LW-MOD 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	Loring Ward NVIT Moderate Fund

For the annual period ended December 31, 2016, the Loring Ward NVIT Moderate Fund (Class II*) returned 8.77% versus 12.74% for its benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 219 funds as of December 31, 2016) was 7.15% for the same time period. Performance for the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Loring Ward NVIT Funds are implemented with Dimensional Fund Advisors (DFA) mutual funds. During 2016, manager selection contributed positively to the outperformance for the following funds: DFA U.S. Core Equity I, DFA U.S. Large Value, DFA U.S. Small Cap I, DFA VA International Value Portfolio, DFA VA International Small Portfolio, DFA VA Global Bond, DFA Intermediate Govt. Fixed Income I, and DFA Real Securities I.

The investment strategy combines three tenets to capture long-term performance. First, the Fund seeks diversification through investment in developed international markets (approximately 40% of stock exposure), and small allocations to emerging markets and U.S. real estate investment trusts (REITs). Second, the Fund has characteristic tilts to capture excess returns, through exposure to risks with perceived attractive long-term risk/reward profiles, such as deep value and small capitalization. Third, the Fund seeks to reduce overall volatility through investment in short-term, high-quality bonds.

Our investment philosophy emphasizes consistent, long-term, strategic market exposures. Using DFA as a mutual fund provider brings value to a broad mix of stock market segments. The Fund’s predetermined tilts toward value and small-cap securities have academic support over the longer term. Management believes the overall Fund represents a diversified, well-positioned investment option, and provides investors of the Nationwide Variable Insurance Trust an opportunity to participate in future market returns.

For the year 2016, the U.S. stock market gained 11.96% as measured by the S&P 500® Index (S&P 500). The first quarter began with a precipitous decline and negative street sentiment, then recovered initial losses and completed Q1 with a return of 1.35%. The U.S. market survived another short-lived sell-off driven by Brexit (the UK’s vote to leave the European Union) in Q2, and completed the quarter with a return of 2.46%. For much of Q3, the focus was on the Federal Reserve’s September meeting and potential increase in interest rates. The Fed’s decision to not raise rates lifted the U.S. stock market to complete the quarter with a return of 3.85%. During Q4 the U.S. presidential election took center stage. Contrary to political pundits’ predictions, Donald Trump won; and contrary to Wall Street analysts’ predictions, the U.S. markets posted a Q4 return of 3.82%. Management believes the new “pro-business” environment and favorable tax regime (not yet priced into the markets) may drive additional market gains. Overall, the U.S. economy looks robust moving into 2017 with real gross domestic product (GDP) growing at 3.5% (in Q3 2016) and the unemployment rate below 5%.

For the year 2016, international stock markets posted a positive 1% return as measured by the MSCI EAFE® NR USD. The sell-off in the U.S. markets in Q1 and Brexit in Q2 resulted in -3.01% registered in Q1 and -1.46% registered in Q2. A post-Brexit recovery resulted in a Q3 return of 6.43% and -0.71% registered in Q4. In addition, the U.S. dollar and oil prices continue to play a significant role in international stock market returns. The U.S. dollar weakened in the first half of the year and strengthened in the second half, with oil prices recovering following the Organization of Petroleum Exporting Countries (OPEC) (Saudi Arabia, Iran and Russia) deal to cut production.

All eight underlying investments produced positive returns in 2016. Among the top contributors to overall Fund returns were the

*	Performance is shown for the Fund’s Class II because that share class now has more assets than the Fund’s Class P (which was previously shown for performance reporting).

4

Fund Commentary	Loring Ward NVIT Moderate Fund

DFA VA U.S. Large Value Fund, which returned 18.87% (outperforming its benchmark, the Russell 1000 Value Index, by 153 basis points), DFA U.S. Small Cap Fund, which returned 23.53% (outperforming its benchmark, the Russell 2000 Index, by 222 basis points) and DFA VA International Value Fund, which returned 9.11% (outperforming its benchmark, the MSCI World ex-US Index, by 636 basis points). The investments which contributed the least to the Moderate Fund’s overall return were the DFA Intermediate Government Fixed Income Fund, which returned 1.15%, and the DFA VA Short-Term Fixed Portfolio, which returned 0.79%.

The Fund’s relative underperformance to its benchmark was due in part to the fact that the Fund is a multi-asset strategy with exposures to U.S. equities, developed international markets, fixed income and cash, while its benchmark, the Russell 3000 Index, encompasses the 3,000 largest U.S.- traded stocks which only includes large-, mid- and small-cap companies. While the Fund allocates to large-, mid- and small-cap stocks, it also holds approximately 26% international equity exposure. During 2016, the performance of U.S. equities outperformed international markets as seen by the S&P 500 Index, S&P MidCap 400 Index and Russell 2000 Index (representing large-, mid- and small-cap stocks) which returned 11.96%, 20.74% and 21.31% respectively, while the MSCI EAFE Index (representing developed international markets) returned only 1% for the year. In addition, the Fund holds approximately 31% fixed income which caused relative returns to its benchmark to suffer during 2016’s strong equity market.

Loring Ward has not purchased any derivatives within our model allocations for the Nationwide Variable Investment Trusts, but rather invests solely in open-end mutual funds.

Subadviser:

LWI Financial Inc.

Portfolio Managers:

Matthew J. Carvalho, CFA; Payel Farasat; and Sheldon P. McFarland

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds sponsored by Dimensional Fund Advisors LP. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); investment leverage, illiquidity and high volatility (derivatives); sector risk; and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Loring Ward NVIT Moderate Fund

Asset Allocation†

Equity Funds	65.4%
Fixed Income Funds	32.9%
Money Market Fund	1.9%
Liabilities in excess of other assets	(0.2)%
100.0%

Top Holdings††

DFA U.S. Core Equity 1 Portfolio, Institutional Class	19.0%
DFA VA International Value Portfolio	17.0%
DFA Intermediate Government Fixed Income Portfolio, Institutional Class	16.9%
DFA VA Short-Term Fixed Portfolio	15.9%
DFA VA U.S. Large Value Portfolio	12.0%
DFA VA International Small Portfolio	9.2%
DFA U.S. Small Cap Portfolio, Institutional Class	8.1%
NVIT Money Market Fund, Class Y	1.9%
100.0%

Objective

The Fund seeks a high level of total return consistent with a moderate level of risk.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class II) returned 8.77%, underperforming its benchmark by 3.97% and outperforming the Lipper peer category median by 1.62%

•	The Fund holds approximately 31% fixed income which caused relative returns to its benchmark to suffer during 2016’s strong equity market

•

Among the top contributors to overall Fund returns were the DFA VA U.S. Large Value Fund, which returned 18.87%, DFA U.S. Small Cap Fund, which returned 23.53% and DFA VA International Value Fund, which returned 9.11%

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	Loring Ward NVIT Moderate Fund

Average Annual Total Return1

(For the periods ended December 31, 2016)

	1 Yr.	3 Yr.	Inception[2]
Class II	8.77%	2.86%	6.43%
Class P	8.96%	3.02%	6.57%
Russell 3000® Index	12.74%	16.97%	13.46%
CPI	2.07%	1.18%	1.21%

1 The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

2 Since inception date of January 7, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.60%	1.03%
Class P	1.45%	0.88%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	Loring Ward NVIT Moderate Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Loring Ward NVIT Moderate Fund since inception through 12/31/16 versus performance of the Russell 3000® Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Loring Ward NVIT Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Loring Ward NVIT Moderate Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class II Shares	Actual	(b)	1,000.00	1,071.20	3.80	0.73
	Hypothetical	(b)(c)	1,000.00	1,021.47	3.71	0.73
Class P Shares	Actual	(b)	1,000.00	1,071.90	3.02	0.58
	Hypothetical	(b)(c)	1,000.00	1,022.22	2.95	0.58

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

Loring Ward NVIT Moderate Fund

Investment Companies 100.2%

	Shares	Market Value

Equity Funds 65.4%
DFA U.S. Core Equity 1 Portfolio, Institutional Class	153,415	$2,956,306
DFA U.S. Small Cap Portfolio, Institutional Class	37,190	1,258,509
DFA VA International Small Portfolio	125,676	1,431,451
DFA VA International Value Portfolio	237,259	2,647,811
DFA VA U.S. Large Value Portfolio	78,265	1,874,444

Total Equity Funds (cost $9,672,309)		10,168,521

Fixed Income Funds 32.9%
DFA Intermediate Government Fixed Income Portfolio, Institutional Class	213,380	2,630,981
DFA VA Short-Term Fixed Portfolio	243,985	2,483,767

Total Fixed Income Funds (cost $5,186,122)		5,114,748

Money Market Fund 1.9%
NVIT Money Market Fund, Class Y, 0.00% (a)(b)	301,714	301,714

Total Money Market Fund (cost $301,714)		301,714

Total Investment Companies (cost $15,160,145)		15,584,983

Total Investments (cost $15,160,145) (c) — 100.2%		15,584,983
Liabilities in excess of other assets — (0.2)%		(27,023)

NET ASSETS — 100.0%		$15,557,960

(a)	Represents 7-day effective yield as of December 31, 2016.

(b)	Investment in affiliate.

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2016

Loring Ward NVIT Moderate Fund
Assets:
Investment in affiliate, at value (cost $301,714)	$301,714
Investments in non-affiliates, at value (cost $14,858,431)	15,283,269

Total Investments, at value (total cost $15,160,145)	15,584,983

Receivable for investments sold	94
Receivable for capital shares issued	253
Reimbursement from investment adviser (Note 3)	5,321
Prepaid expenses	26

Total Assets	15,590,677

Liabilities:
Payable for capital shares redeemed	347
Accrued expenses and other payables:
Investment advisory fees	3,187
Fund administration fees	3,724
Distribution fees	3,319
Administrative servicing fees	1,715
Accounting and transfer agent fees	29
Custodian fees	91
Compliance program costs (Note 3)	16
Professional fees	8,757
Printing fees	11,336
Other	196

Total Liabilities	32,717

Net Assets	$15,557,960

Represented by:
Capital	$15,064,678
Accumulated net realized gains from affiliated and non-affiliated investments	68,444
Net unrealized appreciation/(depreciation) from investments in non-affiliates	424,838

Net Assets	$15,557,960

Net Assets:
Class II Shares	$13,237,100
Class P Shares	2,320,860

Total	$15,557,960

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	1,132,102
Class P Shares	201,618

Total	1,333,720

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.69
Class P Shares	$11.51

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2016

Loring Ward NVIT Moderate Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$275,753
Dividend income from affiliate	276

Total Income	276,029

EXPENSES:
Investment advisory fees	33,914
Fund administration fees	43,594
Distribution fees Class II Shares	29,996
Distribution fees Class P Shares	5,331
Administrative servicing fees Class II Shares	17,998
Professional fees	14,016
Printing fees	15,529
Trustee fees	435
Custodian fees	554
Accounting and transfer agent fees	188
Compliance program costs (Note 3)	63
Other	3,812

Total expenses before expenses reimbursed	165,430

Expenses reimbursed by adviser (Note 3)	(65,452)

Net Expenses	99,978

NET INVESTMENT INCOME	176,051

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated Underlying Fund	6
Net realized gain distributions from non-affiliated Underlying Funds	74,238
Net realized gains from investment transactions with non-affiliates	71,190

Net realized gains from affiliated and non-affiliated investments	145,434

Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	939,165

Net realized/unrealized gains from affiliated and non-affiliated investments	1,084,599

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,260,650

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	Loring Ward NVIT Moderate Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$176,051	$144,928
Net realized gains from affiliated and non-affiliated investments	145,434	270,681
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	939,165	(636,924)

Change in net assets resulting from operations	1,260,650	(221,315)

Distributions to Shareholders From:
Net investment income:
Class II	(162,964)	(188,447)
Class P	(32,129)	(38,936)
Net realized gains:
Class II	(159,569)	(127,145)
Class P	(28,684)	(25,946)

Change in net assets from shareholder distributions	(383,346)	(380,474)

Change in net assets from capital transactions	1,394,657	4,574,308

Change in net assets	2,271,961	3,972,519

Net Assets:
Beginning of year	13,285,999	9,313,480

End of year	$15,557,960	$13,285,999

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$2,638,275	$4,680,045
Dividends reinvested	322,533	315,592
Cost of shares redeemed	(1,730,273)	(667,022)

Total Class II Shares	1,230,535	4,328,615

Class P Shares
Proceeds from shares issued	208,082	281,689
Dividends reinvested	60,813	64,882
Cost of shares redeemed	(104,773)	(100,878)

Total Class P Shares	164,122	245,693

Change in net assets from capital transactions	$1,394,657	$4,574,308

SHARE TRANSACTIONS:
Class II Shares
Issued	237,519	407,978
Reinvested	27,826	28,710
Redeemed	(154,572)	(57,485)

Total Class II Shares	110,773	379,203

Class P Shares
Issued	18,814	24,757
Reinvested	5,327	5,991
Redeemed	(9,526)	(8,708)

Total Class P Shares	14,615	22,040

Total change in shares	125,388	401,243

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Loring Ward NVIT Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover (f)
Class II Shares
Year Ended December 31, 2016	$11.02	0.14	0.83	0.97	(0.15)	(0.15)	(0.30)	$11.69	8.77%		$13,237,100	0.73%	1.23%	1.19%	13.11%
Year Ended December 31, 2015	$11.57	0.16	(0.37)	(0.21)	(0.19)	(0.15)	(0.34)	$11.02	(1.76%	)	$11,256,362	0.74%	1.35%	1.31%	7.20%
Year Ended December 31, 2014	$11.63	0.20	0.02	0.22	(0.14)	(0.14)	(0.28)	$11.57	1.86%		$7,431,953	0.73%	1.65%	1.64%	5.45%
Period Ended December 31, 2013 (g)	$10.00	0.23	1.54	1.77	(0.08)	(0.06)	(0.14)	$11.63	17.74%		$2,798,295	0.71%	2.11%	3.17%	24.51%

Class P Shares
Year Ended December 31, 2016	$10.85	0.15	0.82	0.97	(0.16)	(0.15)	(0.31)	$11.51	8.96%		$2,320,860	0.58%	1.35%	1.04%	13.11%
Year Ended December 31, 2015	$11.41	0.15	(0.35)	(0.20)	(0.21)	(0.15)	(0.36)	$10.85	(1.70%	)	$2,029,637	0.58%	1.28%	1.16%	7.20%
Year Ended December 31, 2014	$11.47	0.19	0.06	0.25	(0.17)	(0.14)	(0.31)	$11.41	2.09%		$1,881,527	0.58%	1.61%	1.56%	5.45%
Period Ended December 31, 2013 (g)	$10.00	0.12	1.66	1.78	(0.25)	(0.06)	(0.31)	$11.47	17.80%		$1,236,183	0.58%	1.16%	3.54%	24.51%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from January 8, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of January 7, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Loring Ward NVIT Moderate Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other mutual funds (“Underlying Funds”), and may have additional investment and concentration risks. The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. With the exception of the NVIT Money Market Fund (the “Underlying Money Fund”), each Underlying Fund is a fund sponsored by Dimensional Fund Advisors LP (the “DFA Underlying Funds”).

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

15

Notes to Financial Statements (Continued)

December 31, 2016

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated and affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the DFA Underlying Funds’ valuation policies, please refer to the DFA Underlying Funds’ most recent annual report.

The following is the valuation policy of the Underlying Money Fund:

Securities held by the Underlying Money Fund are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The Underlying Money Fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

16

Notes to Financial Statements (Continued)

December 31, 2016

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Distributions in Excess of Net Investment Income	Accumulated Net Realized Gains from Affiliated and Non-Affiliated Investments
$—	$19,042	$(19,042)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected LWI Financial Inc. (“Loring Ward”) (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

17

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.24%
$500 million and more	0.20%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before expense reimbursements was 0.24%, and after expense reimbursements was 0.00%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.33% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Total
$61,369	$61,959	$65,452	$188,780

During the year ended December 31, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

18

Notes to Financial Statements (Continued)

December 31, 2016

During the year ended December 31, 2016, NFM earned $43,594 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $63.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $17,998.

4.  Investment in Affiliated Issuers

The Fund invests in Class Y shares of the Underlying Money Fund, which is an affiliate of the Fund. The Fund’s transactions in the shares of the Underlying Money Fund during the year ended December 31, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at December 31, 2016	Shares at December 31, 2016	Dividend Income	Realized Gain/(Loss)
NVIT Money Market Fund, Class Y	$265,190	$55,641	$19,117	$301,714	301,714	$276	$6

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about the Underlying Money Fund may be found in such Underlying Money Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit.

5.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No

19

Notes to Financial Statements (Continued)

December 31, 2016

compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $3,068,933 and sales of $1,830,960 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of the investment in the Underlying Money Fund may be found in such Underlying Money Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit. Information about DFA Underlying Fund risks may be found in such DFA Underlying Fund’s annual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such DFA Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

20

Notes to Financial Statements (Continued)

December 31, 2016

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$188,018	$195,328	$383,346	$—	$383,346

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$148,539	$231,935	$380,474	$—	$380,474

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$135,873	$135,873	$—	$357,409	$493,282

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$15,227,574	$682,204	$(324,795)	$357,409

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Loring Ward NVIT Moderate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loring Ward NVIT Moderate Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

22

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 27.11%.

The Fund designates $195,328, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $113,925 or $0.0854 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $5,670 or $0.0043 per outstanding share.

23

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

24

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

25

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

26

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

27

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

28

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

29

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

30

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

31

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

32

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

33

Annual Report

December 31, 2016

Neuberger Berman NVIT Multi Cap Opportunities Fund

AR-MCO 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	Neuberger Berman NVIT Multi Cap Opportunities Fund

For the annual period ended December 31, 2016, the Neuberger Berman NVIT Multi Cap Opportunities Fund (Class I) returned 13.60% versus 11.96% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Large-Cap Core Funds (consisting of 184 funds as of December 31, 2016) was 10.14% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Moderate yet steady improvement in the U.S. economy has supported growth in U.S. corporate earnings and cash flow. At the end of the year, the Federal Reserve increased its target range for the federal funds rate. We believe this decision reflects evidence of ongoing improvement in the U.S. economy. We believe the current environment should enable successful corporate planning and sustained earnings expansion. We continue to see the potential for attractive returns in the U.S. equity market over time based on solid economic activity, strong company fundamentals, and reasonable valuations.

Within the Fund, we believe superior stock selection positively contributed to outperformance during the year. The top three contributors to performance were Goldman Sachs, JPMorgan Chase and NCR Corporation. All three positions were held for the entire reporting period. The three largest detractors from performance were Allergan, American Express and Cardinal Health. Allergan was added to the portfolio in August 2016. American Express was fully exited in April 2016. Cardinal Health was held for the entire reporting period.

Within the Fund, sector allocation contributed to outperformance during the reporting period as well. The Fund benefited from its overweight in Financials and Industrials. The Fund also benefited from its underweight position in Consumer Discretionary and Consumer Staples. The Fund’s underweight position in Energy and Telecommunications Services, and overweight position in Health Care, detracted from relative performance. The portfolio finished the year with an overweight in Financials, Industrials and Information Technology. The Fund completed the year with an underweight in Consumer Discretionary and Consumer Staples, and no exposure to Real Estate, Telecommunications Services or Utilities. No derivatives were used during the period.

Portfolio construction is an important component of our investment process and consists of three investment categories: Special Situation, Opportunistic and Classic investments. This balanced approach seeks to mitigate risk, while generating alpha through stock selection in various market environments. We continue to find compelling opportunities in each category. The core of our investment process is an unwavering focus on a company’s generation of free cash flow and its use by management. We believe free cash flow is a cleaner measure of a company’s value creation, whereas income statement earnings may be rendered unclear by various accounting methods. Our analysis considers the stability and sources of free cash flow generation, as well as the potential uses of this capital. This investment focus enables us to look across sectors, market capitalizations and risk profiles to find opportunities, particularly during periods of increased market volatility.

We believe the current environment is attractive for free cash flow-oriented investing. In our view, companies have some of the healthiest balance sheets in recent history, and free cash flow generation remains strong. As a result, management teams have a significant opportunity to create value for shareholders by allocating capital effectively. Dividend increases, share repurchase programs, cash accumulation, debt retirement, organic growth initiatives, selective and highly accretive acquisitions – all can accrue to the benefit of equity holders. When company-specific drivers are in focus, high conviction active managers have the potential to add value for their clients through stock selection. We believe deep fundamental analysis centered on free cash flow and capital structure efficiency may be an important driver of performance going forward.

4

Fund Commentary (con’t.)	Neuberger Berman NVIT Multi Cap Opportunities Fund

As we evaluate both potential new positions and current portfolio holdings, we will continue to do so with a long-term investment perspective in mind. As always, our focus is to grow our clients’ assets through the disciplined application of our investment philosophy and process.

Subadviser:

Neuberger Berman Investment Advisers LLC

Portfolio Manager:

Richard S. Nackenson

The Fund is subject to the risks of investing in equity securities (including small companies and special situation companies). The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. The Fund also is subject to the risks of investing in foreign securities (which may be volatile, harder to price and less liquid than U.S. securities). The Fund uses both a growth style and a value style of investing, and may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Neuberger Berman NVIT Multi Cap Opportunities Fund

Asset Allocation†

Common Stocks	99.4%
Other assets in excess of liabilities	0.6%
100.0%

Top Holdings††

Goldman Sachs Group, Inc. (The)	5.8%
JPMorgan Chase & Co.	5.7%
Motorola Solutions, Inc.	5.1%
Berkshire Hathaway, Inc., Class B	5.0%
Alphabet, Inc., Class C	4.3%
Intercontinental Exchange, Inc.	4.2%
HCA Holdings, Inc.	3.8%
Cisco Systems, Inc.	3.5%
Stanley Black & Decker, Inc.	3.3%
Charles Schwab Corp. (The)	3.3%
Other Holdings	56.0%
100.0%

Top Industries††

Capital Markets	13.3%
Health Care Providers & Services	9.4%
Communications Equipment	8.6%
Banks	5.7%
Technology Hardware, Storage & Peripherals	5.7%
Software	5.7%
Internet Software & Services	5.3%
Diversified Financial Services	5.0%
Pharmaceuticals	4.0%
Aerospace & Defense	4.0%
Other Industries	33.3%
100.0%

Objective

The Fund seeks long-term capital growth.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class I) returned 13.60%, outperforming the benchmark by 1.64% and the Lipper peer category median by 3.46%

•	Superior stock selection positively contributed to the Fund’s outperformance; the top three contributors were Goldman Sachs, JPMorgan Chase and NCR Corporation

•	The three largest detractors from Fund performance were Allergan, American Express and Cardinal Health

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	Neuberger Berman NVIT Multi Cap Opportunities Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	Inception[2]
Class I	13.60%	15.04%	6.55%
Class II	13.54%	14.92%	6.39%
S&P 500® Index	11.96%	14.66%	8.46%
CPI	2.07%	1.36%	1.41%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio^
Class I	0.84%
Class II	0.94%

^	Current effective prospectus dated April 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	Neuberger Berman NVIT Multi Cap Opportunities Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Neuberger Berman NVIT Multi Cap Opportunities Fund since inception through 12/31/16 versus performance of the S&P 500® Index and the Consumer Price Index (CPI). Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Neuberger Berman NVIT Multi Cap Opportunities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Neuberger Berman NVIT Multi Cap Opportunities Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	1,129.80	4.55	0.85
	Hypothetical	(a)(b)	1,000.00	1,020.86	4.32	0.85
Class II Shares	Actual	(a)	1,000.00	1,129.10	5.08	0.95
	Hypothetical	(a)(b)	1,000.00	1,020.36	4.82	0.95

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

Neuberger Berman NVIT Multi Cap Opportunities Fund

Common Stocks 99.4%

	Shares	Market Value

Aerospace & Defense 4.0%
Boeing Co. (The)	21,000	$3,269,280
Raytheon Co.	33,000	4,686,000

		7,955,280

Banks 5.7%
JPMorgan Chase & Co.	132,000	11,390,280

Capital Markets 13.2%
Charles Schwab Corp. (The)	165,000	6,512,550
Goldman Sachs Group, Inc. (The)	48,000	11,493,600
Intercontinental Exchange, Inc.	150,000	8,463,000

		26,469,150

Chemicals 2.8%
Methanex Corp.	105,000	4,599,000
Scotts Miracle-Gro Co. (The), Class A	10,000	955,500

		5,554,500

Communications Equipment 8.5%
Cisco Systems, Inc.	230,000	6,950,600
Motorola Solutions, Inc.	122,000	10,112,580

		17,063,180

Containers & Packaging 3.0%
Sealed Air Corp.	132,000	5,984,880

Diversified Financial Services 5.0%
Berkshire Hathaway, Inc., Class B*	61,500	10,023,270

Electrical Equipment 1.6%
Rockwell Automation, Inc.	24,000	3,225,600

Energy Equipment & Services 2.8%
Schlumberger Ltd.	66,000	5,540,700

Food & Staples Retailing 2.5%
US Foods Holding Corp.*	180,000	4,946,400

Food Products 1.7%
Mondelez International, Inc., Class A	78,000	3,457,740

Health Care Equipment & Supplies 1.8%
Hill-Rom Holdings, Inc.	65,000	3,649,100

Health Care Providers & Services 9.4%
Aetna, Inc.	24,000	2,976,240
Cardinal Health, Inc.	76,000	5,469,720
HCA Holdings, Inc.*	102,000	7,550,040
Henry Schein, Inc.*	18,500	2,806,635

		18,802,635

Hotels, Restaurants & Leisure 1.2%
Bloomin’ Brands, Inc.	136,000	2,452,080

Common Stocks (continued)

	Shares	Market Value

Industrial Conglomerates 3.0%
3M Co.	34,000	$6,071,380

Insurance 2.2%
Chubb Ltd.	34,000	4,492,080

Internet Software & Services 5.3%
Alphabet, Inc., Class C*	11,000	8,490,020
eBay, Inc.*	70,000	2,078,300

		10,568,320

IT Services 2.2%
PayPal Holdings, Inc.*	114,000	4,499,580

Machinery 3.3%
Stanley Black & Decker, Inc.	57,000	6,537,330

Media 0.8%
Twenty-First Century Fox, Inc., Class A	55,000	1,542,200

Oil, Gas & Consumable Fuels 2.5%
Cabot Oil & Gas Corp.	45,000	1,051,200
EOG Resources, Inc.	39,000	3,942,900

		4,994,100

Pharmaceuticals 4.0%
Allergan plc*	8,000	1,680,080
Pfizer, Inc.	195,000	6,333,600

		8,013,680

Road & Rail 1.7%
CSX Corp.	95,000	3,413,350

Software 5.6%
Activision Blizzard, Inc.	120,000	4,333,200
Microsoft Corp.	16,000	994,240
Symantec Corp.	250,000	5,972,500

		11,299,940

Technology Hardware, Storage & Peripherals 5.6%
Apple, Inc.	51,000	5,906,820
NCR Corp.*	134,000	5,435,040

		11,341,860

Total Investments (cost $140,854,437) (a) — 99.4%		199,288,615
Other assets in excess of liabilities — 0.6%		1,109,997

NET ASSETS — 100.0%		$200,398,612

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

plc	Public Limited Company

10

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2016

Neuberger Berman NVIT Multi Cap Opportunities Fund
Assets:
Investments, at value (cost $140,854,437)	$199,288,615
Cash	2,886,008
Interest and dividends receivable	181,362
Receivable for investments sold	882,684
Receivable for capital shares issued	303,178
Reclaims receivable	4,692
Prepaid expenses	345

Total Assets	203,546,884

Liabilities:
Payable for investments purchased	2,801,755
Payable for capital shares redeemed	174,631
Accrued expenses and other payables:
Investment advisory fees	102,378
Fund administration fees	10,283
Distribution fees	5,403
Administrative servicing fees	22,532
Accounting and transfer agent fees	72
Custodian fees	1,196
Compliance program costs (Note 3)	203
Professional fees	14,414
Printing fees	8,638
Other	6,767

Total Liabilities	3,148,272

Net Assets	$200,398,612

Represented by:
Capital	$137,551,575
Accumulated undistributed net investment income	105,298
Accumulated net realized gains from investments	4,307,561
Net unrealized appreciation/(depreciation) from investments	58,434,178

Net Assets	$200,398,612

Net Assets:
Class I Shares	$174,595,729
Class II Shares	25,802,883

Total	$200,398,612

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	17,974,249
Class II Shares	2,688,376

Total	20,662,625

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.71
Class II Shares	$9.60

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2016

Neuberger Berman NVIT Multi Cap Opportunities Fund
INVESTMENT INCOME:
Dividend income	$3,252,592
Interest income	10,850
Foreign tax withholding	(20,844)

Total Income	3,242,598

EXPENSES:
Investment advisory fees	1,153,046
Fund administration fees	119,391
Distribution fees Class II Shares	60,797
Administrative servicing fees Class I Shares	251,787
Professional fees	29,866
Printing fees	17,993
Trustee fees	5,902
Custodian fees	7,382
Accounting and transfer agent fees	521
Compliance program costs (Note 3)	817
Other	13,696

Total Expenses	1,661,198

NET INVESTMENT INCOME	1,581,400

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	4,453,153
Net change in unrealized appreciation/(depreciation) from investments	18,561,489

Net realized/unrealized gains from investments	23,014,642

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$24,596,042

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	Neuberger Berman NVIT Multi Cap Opportunities Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$1,581,400	$1,671,481
Net realized gains from investments	4,453,153	9,270,803
Net change in unrealized appreciation/(depreciation) from investments	18,561,489	(12,956,184)

Change in net assets resulting from operations	24,596,042	(2,013,900)

Distributions to Shareholders From:
Net investment income:
Class I	(1,323,229)	(1,424,734)
Class II	(170,970)	(182,101)
Net realized gains:
Class I	(8,113,842)	(16,101,100)
Class II	(1,221,625)	(2,327,659)

Change in net assets from shareholder distributions	(10,829,666)	(20,035,594)

Change in net assets from capital transactions	(13,313,092)	(8,062,966)

Change in net assets	453,284	(30,112,460)

Net Assets:
Beginning of year	199,945,328	230,057,788

End of year	$200,398,612	$199,945,328

Accumulated undistributed net investment income at end of year	$105,298	$64,413

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,870,465	$1,885,038
Dividends reinvested	9,437,071	17,525,834
Cost of shares redeemed	(23,274,327)	(25,258,196)

Total Class I Shares	(11,966,791)	(5,847,324)

Class II Shares
Proceeds from shares issued	2,169,036	1,017,794
Dividends reinvested	1,392,595	2,509,760
Cost of shares redeemed	(4,907,932)	(5,743,196)

Total Class II Shares	(1,346,301)	(2,215,642)

Change in net assets from capital transactions	$(13,313,092)	$(8,062,966)

SHARE TRANSACTIONS:
Class I Shares
Issued	202,735	187,898
Reinvested	1,030,316	1,977,111
Redeemed	(2,540,310)	(2,550,433)

Total Class I Shares	(1,307,259)	(385,424)

Class II Shares
Issued	234,602	108,084
Reinvested	154,105	286,410
Redeemed	(546,119)	(577,950)

Total Class II Shares	(157,412)	(183,456)

Total change in shares	(1,464,671)	(568,880)

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Neuberger Berman NVIT Multi Cap Opportunities Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2016	$9.05	0.08	1.11	1.19	(0.07)	(0.46)	(0.53)	$9.71	13.60%	$174,595,729	0.85%	0.84%	0.85%	24.20%
Year Ended December 31, 2015	$10.15	0.08	(0.22)	(0.14)	(0.07)	(0.89)	(0.96)	$9.05	(1.08%)	$174,480,732	0.84%	0.78%	0.84%	25.62%
Year Ended December 31, 2014	$11.40	0.10	0.62	0.72	(0.09)	(1.88)	(1.97)	$10.15	6.60%	$199,621,887	0.83%	0.91%	0.83%	26.67%
Year Ended December 31, 2013	$8.34	0.11	3.50	3.61	(0.11)	(0.44)	(0.55)	$11.40	43.82%	$215,486,565	0.84%	1.05%	0.84%	100.24%
Year Ended December 31, 2012	$7.79	0.12	1.17	1.29	(0.12)	(0.62)	(0.74)	$8.34	16.94%	$171,120,656	0.85%	1.47%	0.85%	125.03%

Class II Shares
Year Ended December 31, 2016	$8.95	0.07	1.10	1.17	(0.06)	(0.46)	(0.52)	$9.60	13.54%	$25,802,883	0.95%	0.74%	0.95%	24.20%
Year Ended December 31, 2015	$10.05	0.07	(0.22)	(0.15)	(0.06)	(0.89)	(0.95)	$8.95	(1.19%)	$25,464,596	0.94%	0.68%	0.94%	25.62%
Year Ended December 31, 2014	$11.30	0.09	0.62	0.71	(0.08)	(1.88)	(1.96)	$10.05	6.56%	$30,435,901	0.93%	0.81%	0.93%	26.67%
Year Ended December 31, 2013	$8.28	0.10	3.46	3.56	(0.10)	(0.44)	(0.54)	$11.30	43.53%	$36,935,557	0.94%	0.96%	0.94%	100.24%
Year Ended December 31, 2012	$7.74	0.11	1.16	1.27	(0.11)	(0.62)	(0.73)	$8.28	16.84%	$24,165,815	0.95%	1.38%	0.95%	125.03%

(a)	Per share calculations were performed using average shares method.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Neuberger Berman NVIT Multi Cap Opportunities Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

15

Notes to Financial Statements (Continued)

December 31, 2016

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At December 31, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

16

Notes to Financial Statements (Continued)

December 31, 2016

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to non-taxable dividends. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains From Investments
$2	$(46,316)	$46,314

17

Notes to Financial Statements (Continued)

December 31, 2016

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Neuberger Berman Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.60%
$1 billion and more	0.55%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate was 0.60%.

18

Notes to Financial Statements (Continued)

December 31, 2016

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $119,391 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $817.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% for Class I shares, for a total amount of $251,787.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered

19

Notes to Financial Statements (Continued)

December 31, 2016

Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $46,155,678 and sales of $68,325,602 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on

20

Notes to Financial Statements (Continued)

December 31, 2016

the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2016, the Fund recaptured $12,724 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,494,199	$9,335,467	$10,829,666	$—	$10,829,666

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,793,428	$18,242,166	$20,035,594	$—	$20,035,594

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$105,298	$4,517,795	$4,623,093	$—	$58,223,944	$62,847,037

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$141,064,671	$58,774,692	$(550,748)	$58,223,944

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Neuberger Berman NVIT Multi Cap Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Neuberger Berman NVIT Multi Cap Opportunities Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and the application of alternative procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

22

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100%.

The Fund designates $9,335,467 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

23

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

24

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

25

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

26

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

27

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

28

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

29

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

30

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

31

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

32

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

33

Annual Report

December 31, 2016

Neuberger Berman NVIT Socially Responsible Fund

AR-SR 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	Neuberger Berman NVIT Socially Responsible Fund

For the annual period ended December 31, 2016, the Neuberger Berman NVIT Socially Responsible Fund (Class II) returned 10.11% versus 11.96% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Multi-Cap Core Funds (consisting of 116 funds as of December 31, 2016) was 11.04% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the fourth quarter of 2016, the U.S. financial markets continued to recover from the weakness experienced earlier in the year, reflecting the steady growth of the U.S. economy. The uncertainty of the U.S. presidential election at the beginning of the fourth quarter ceded to optimism for potential tax reform, infrastructure spending and overall economic growth.

Double-digit positive returns for the year masked the considerable volatility that occurred throughout the reporting period. Starting with the first quarter, fears of a slowing economy in China drove the markets down sharply. Additional volatility in the second quarter was brought on by concerns about the potential impact of “Brexit” – Britain’s referendum to leave the European Union (EU). Volatility returned again around the timing of the Federal Reserve rate increases and finally with the U.S. elections.

Despite market volatility, U.S. economic growth was fairly stable with year-over-year real gross domestic product (GDP) growth of 1.6%, 1.3% and 1.7% in Q1, Q2 and Q3, respectively. Inflation also was subdued at less than 2%, allowing the Fed to be measured with just two 25 basis point rate increases – one at the end of 2015 and one on December 14. Given this backdrop, U.S. corporate profits ex-Energy continued to grow in 2016.

During the year, the Fund’s holdings in Industrials, Consumer Staples and Real Estate provided positive relative performance while those in Financials, Telecommunications Services and Consumer Discretionary detracted.

Top performers for the year were holdings in Texas Instruments, Schlumberger and JP Morgan. Detractors were led by holdings in Alliance Data Systems, BorgWarner and Roche.

We added, chronologically, Medtronic, Alphabet, JP Morgan, Delphi, Weyerhaeuser, Motorola Solutions, Praxair, Kroger, AmerisourceBergen, EQT Corp. and Novozymes. Given our focus on the long-term attractiveness of businesses, the volatility during the year gave us opportunities to acquire companies that meet our business quality and Environmental, Social and Governance (ESG) criteria at attractive valuations.

Complete sales included Adobe, O’Reilly Automotive, PayPal, TJX Companies, Abbott Laboratories, BorgWarner, Fortive and Praxair. Sales were, generally, on valuation considerations with names typically being returned to our prospect list.

Among the sales, notably, we sold an industrials company on a rise in the stock price, following its recent addition to the portfolio. While we still believe in the attractiveness and defensiveness of the business, we were increasingly concerned about the ability to execute following the recent news of a potential combination with Linde, one of the company’s three major global competitors. The stock, in our view, reacted favorably to the prospect of further consolidation in the industry and on expectations of substantial merger synergies. However, we believe the anti-trust approval process could be challenging, time consuming and likely to be a major source of distraction and expense. We realized the gains and redeployed the proceeds into other investments.

The Fund did not use any derivatives during the reporting period.

We expect the U.S. to continue to be on a slow and positive growth trend. Our view is based on the following: U.S. consumer spending, accounting for approximately two-thirds of U.S. GDP, remains strong as improving employment rates and wage growth have increased purchasing power and strengthened consumers’ balance sheets. Oil/commodities prices have

4

Fund Commentary (con’t.)	Neuberger Berman NVIT Socially Responsible Fund

rebounded from lows, and energy-related capex is not expected to be a drag to economic growth in 2017.

While the trade-weighted dollar has strengthened approximately 5% from its mid-year lows, this is much less than the double-digit appreciation we saw in 2014 and 2015.

The Fed likely continues to be measured in raising interest rates, given the subdued level of inflation and a low labor participation rate.

Overall, we see no overt excesses in the U.S. economy on the business or consumer front, as business capital expenditures, retail sales and credit growth have not been excessive over the past year.

Our primary concerns continue to be geopolitical in nature. Internationally, concerns center around the volatile environment in the Middle East, the widening foreign policy gulf between Russia and the West, the rise of populist parties in Europe ahead of elections and the uncertainty created by the UK’s decision to leave the EU. In addition, the lack of transparency into policy actions in China, the second-largest economy in the world, raises the risk of unintended consequences as the Chinese government struggles to strike a balance between curbing excessive speculation and sustaining long-term economic growth. In the United States, the lack of clarity on trade and economic policies from the new administration may create volatility.

Within the portfolio, we believe the companies in which the Fund invests are positioned to do well in a variety of environments. We believe that the operating characteristics inherent in those companies can translate top-line growth in the low- to mid-single digits into stronger, advantaged bottom-line growth. Absent an exogenous shock to the system, our outlook is for continued slow growth for the global economy. With that said, the portfolio holdings also have strong balance sheets and free cash flow generation that we believe could enable them to weather global economic turmoil, should it occur.

Subadviser:

Neuberger Berman Investment Advisors LLC

Portfolio Managers:

Ingrid Dyott; Sajjad Ladiwala, CFA; and Mamundi (MG) Subhas, CFA

The Fund is subject to the risks of investing in equity securities (including mid-sized companies). The Fund also is subject to the risks of investing in foreign securities (which may be volatile, harder to price and less liquid than U.S. securities). Social policy funds may underperform other funds that do not have a social policy. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Neuberger Berman NVIT Socially Responsible Fund

Asset Allocation†

Common Stocks	98.2%
Other assets in excess of liabilities	1.8%
100.0%

Top Industries††

Health Care Equipment & Supplies	9.0%
Oil, Gas & Consumable Fuels	6.8%
Banks	5.4%
Internet Software & Services	5.4%
Semiconductors & Semiconductor Equipment	5.1%
Insurance	4.8%
Health Care Providers & Services	4.7%
Trading Companies & Distributors	4.3%
Professional Services	4.2%
IT Services	4.0%
Other Industries	46.3%
100.0%

Top Holdings††

Texas Instruments, Inc.	5.1%
Progressive Corp. (The)	4.8%
W.W. Grainger, Inc.	3.8%
Newell Brands, Inc.	3.8%
Becton Dickinson and Co.	3.8%
Unilever NV, NYRS	3.5%
Noble Energy, Inc.	3.3%
AmerisourceBergen Corp.	3.2%
Intercontinental Exchange, Inc.	3.1%
Schlumberger Ltd.	3.0%
Other Holdings	62.6%
100.0%

Objective

The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class II) returned 10.11%, underperforming the benchmark by 1.85% and the Lipper peer category median by 0.93%

•

The Fund’s positions in Financials, Telecommunications Services and Consumer Discretionary detracted from relative performance; specific detractors were holdings in Alliance Data Systems, BorgWarner and Roche

•	Positions in Industrials, Consumer Staples and Real Estate provided positive relative performance; top performers were holdings in Texas Instruments, Schlumberger and JP Morgan

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	Neuberger Berman NVIT Socially Responsible Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	Inception[2]
Class I	10.11%	13.44%	7.68%
Class II	10.11%	13.34%	7.59%
S&P 500® Index	11.96%	14.66%	8.46%
CPI	2.07%	1.36%	1.41%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.82%	0.82%
Class II	1.07%	0.91%

^	Current effective prospectus dated April 29, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	Neuberger Berman NVIT Socially Responsible Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Neuberger Berman NVIT Socially Responsible Fund since inception through 12/31/16 versus performance of the S&P 500® Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Neuberger Berman NVIT Socially Responsible Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Neuberger Berman NVIT Socially Responsible Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	1,085.70	4.35	0.83
	Hypothetical	(a)(b)	1,000.00	1,020.96	4.22	0.83
Class II Shares	Actual	(a)	1,000.00	1,085.70	4.82	0.92
	Hypothetical	(a)(b)	1,000.00	1,020.51	4.67	0.92

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

Neuberger Berman NVIT Socially Responsible Fund

Common Stocks 98.2%

	Shares	Market Value

Airlines 2.3%
Ryanair Holdings plc, ADR-IE*	35,300	$2,939,078

Auto Components 2.5%
Delphi Automotive plc	48,924	3,295,031

Banks 5.3%
JPMorgan Chase & Co.	37,099	3,201,273
U.S. Bancorp	70,937	3,644,033

		6,845,306

Capital Markets 3.0%
Intercontinental Exchange, Inc.	69,425	3,916,958

Chemicals 2.2%
Novozymes A/S, ADR-DK	81,965	2,828,612

Communications Equipment 3.4%
Motorola Solutions, Inc.	27,275	2,260,825
NetScout Systems, Inc.*	68,827	2,168,050

		4,428,875

Consumer Finance 2.6%
American Express Co.	46,199	3,422,422

Diversified Telecommunication Services 2.3%
Level 3 Communications, Inc.*	53,346	3,006,581

Electric Utilities 2.0%
Eversource Energy	47,241	2,609,120

Energy Equipment & Services 3.0%
Schlumberger Ltd.	46,238	3,881,680

Equity Real Estate Investment Trusts (REITs) 2.3%
Weyerhaeuser Co.	98,021	2,949,452

Food & Staples Retailing 2.4%
Kroger Co. (The)	88,305	3,047,406

Health Care Equipment & Supplies 8.8%
Becton Dickinson and Co.	29,081	4,814,360
Danaher Corp.	48,406	3,767,923
Medtronic plc	40,383	2,876,481

		11,458,764

Health Care Providers & Services 4.6%
AmerisourceBergen Corp.	51,585	4,033,431
Premier, Inc., Class A*	64,601	1,961,287

		5,994,718

Household Durables 3.7%
Newell Brands, Inc.	108,037	4,823,852

Common Stocks (continued)

	Shares	Market Value

Industrial Conglomerates 2.1%
3M Co.	14,908	$2,662,122

Insurance 4.7%
Progressive Corp. (The)	172,536	6,125,028

Internet Software & Services 5.3%
Alphabet, Inc., Class A*	4,027	3,191,196
eBay, Inc.*	123,014	3,652,286

		6,843,482

IT Services 3.9%
Alliance Data Systems Corp.	11,447	2,615,639
MasterCard, Inc.	23,731	2,450,226

		5,065,865

Oil, Gas & Consumable Fuels 6.7%
Cimarex Energy Co.	14,578	1,981,150
EQT Corp.	38,367	2,509,202
Noble Energy, Inc.	110,785	4,216,477

		8,706,829

Personal Products 3.4%
Unilever NV, NYRS-UK REG	108,042	4,436,205

Pharmaceuticals 2.1%
Roche Holding AG, ADR-CH	93,326	2,662,591

Professional Services 4.1%
ManpowerGroup, Inc.	25,180	2,237,747
Robert Half International, Inc.	63,885	3,116,310

		5,354,057

Road & Rail 2.3%
J.B. Hunt Transport Services, Inc.	30,031	2,915,109

Semiconductors & Semiconductor Equipment 5.0%
Texas Instruments, Inc.	88,598	6,464,996

Software 3.0%
Intuit, Inc.	33,555	3,845,739

Textiles, Apparel & Luxury Goods 1.0%
Gildan Activewear, Inc.	52,668	1,336,187

Trading Companies & Distributors 4.2%
NOW, Inc.*	29,606	606,035
W.W. Grainger, Inc.	20,958	4,867,495

		5,473,530

Total Investments (cost $99,955,365) (a) — 98.2%		127,339,595
Other assets in excess of liabilities — 1.8%		2,275,422

NET ASSETS — 100.0%		$129,615,017

10

Statement of Investments (Continued)

December 31, 2016

Neuberger Berman NVIT Socially Responsible Fund (Continued)

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

CH	Switzerland

DK	Denmark

IE	Ireland

Ltd.	Limited

NV	Public Traded Company

NYRS	New York Registry Shares

plc	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

December 31, 2016

Neuberger Berman NVIT Socially Responsible Fund
Assets:
Investments, at value (cost $99,955,365)	$127,339,595
Cash	2,337,451
Interest and dividends receivable	87,905
Receivable for capital shares issued	66,825
Reimbursement from investment adviser (Note 3)	3,548
Prepaid expenses	232

Total Assets	129,835,556

Liabilities:
Payable for investments purchased	90,294
Payable for capital shares redeemed	2,159
Accrued expenses and other payables:
Investment advisory fees	71,923
Fund administration fees	8,994
Distribution fees	9,487
Administrative servicing fees	7,686
Accounting and transfer agent fees	68
Custodian fees	813
Compliance program costs (Note 3)	133
Professional fees	12,636
Printing fees	9,680
Other	6,666

Total Liabilities	220,539

Net Assets	$129,615,017

Represented by:
Capital	$90,498,704
Accumulated undistributed net investment income	51,879
Accumulated net realized gains from investments and foreign currency transactions	11,680,204
Net unrealized appreciation/(depreciation) from investments	27,384,230

Net Assets	$129,615,017

Net Assets:
Class I Shares	$6,153,499
Class II Shares	123,461,518

Total	$129,615,017

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	467,798
Class II Shares	9,391,913

Total	9,859,711

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$13.15
Class II Shares	$13.15

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Year Ended December 31, 2016

Neuberger Berman NVIT Socially Responsible Fund
INVESTMENT INCOME:
Dividend income	$2,080,029
Interest income	6,893
Foreign tax withholding	(4,795)

Total Income	2,082,127

EXPENSES:
Investment advisory fees	836,796
Fund administration fees	105,761
Distribution fees Class II Shares	306,267
Administrative servicing fees Class I Shares	3,116
Administrative servicing fees Class II Shares	61,252
Professional fees	32,125
Printing fees	17,608
Trustee fees	3,947
Custodian fees	5,099
Accounting and transfer agent fees	476
Compliance program costs (Note 3)	552
Other	12,487

Total expenses before fees waived and expenses reimbursed	1,385,486

Distribution fees waived — Class II (Note 3)	(196,011)
Expenses reimbursed by adviser (Note 3)	(10,871)

Net Expenses	1,178,604

NET INVESTMENT INCOME	903,523

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	11,890,992
Net realized losses from foreign currency transactions (Note 2)	(924)

Net realized gains from investments and foreign currency transactions	11,890,068

Net change in unrealized appreciation/(depreciation) from investments	(662,901)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	532

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(662,369)

Net realized/unrealized gains from investments, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	11,227,699

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,131,222

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	Neuberger Berman NVIT Socially Responsible Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$903,523	$1,172,259
Net realized gains from investments and foreign currency transactions	11,890,068	13,202,330
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(662,369)	(14,866,013)

Change in net assets resulting from operations	12,131,222	(491,424)

Distributions to Shareholders From:
Net investment income:
Class I	(47,993)	(63,402)
Class II	(858,376)	(1,049,735)
Net realized gains:
Class I	(612,763)	(1,274,531)
Class II	(12,438,758)	(23,356,072)

Change in net assets from shareholder distributions	(13,957,890)	(25,743,740)

Change in net assets from capital transactions	(6,406,188)	414,640

Change in net assets	(8,232,856)	(25,820,524)

Net Assets:
Beginning of year	137,847,873	163,668,397

End of year	$129,615,017	$137,847,873

Accumulated undistributed net investment income at end of year	$51,879	$55,649

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$316,679	$1,020,712
Dividends reinvested	660,756	1,337,933
Cost of shares redeemed	(1,812,974)	(1,917,036)

Total Class I Shares	(835,539)	441,609

Class II Shares
Proceeds from shares issued	1,582,809	4,978,684
Dividends reinvested	13,297,134	24,405,807
Cost of shares redeemed	(20,450,592)	(29,411,460)

Total Class II Shares	(5,570,649)	(26,969)

Change in net assets from capital transactions	$(6,406,188)	$414,640

SHARE TRANSACTIONS:
Class I Shares
Issued	23,913	63,384
Reinvested	52,187	103,474
Redeemed	(137,201)	(121,370)

Total Class I Shares	(61,101)	45,488

Class II Shares
Issued	119,156	321,068
Reinvested	1,051,559	1,889,239
Redeemed	(1,553,225)	(1,864,039)

Total Class II Shares	(382,510)	346,268

Total change in shares	(443,611)	391,756

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Neuberger Berman NVIT Socially Responsible Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class I Shares
Year Ended December 31, 2016	$13.39	0.11	1.17	1.28	(0.10)	(1.42)	(1.52)	$13.15	10.11%		$6,153,499	0.83%	0.80%	0.84%	27.75%
Year Ended December 31, 2015	$16.52	0.14	(0.33)	(0.19)	(0.12)	(2.82)	(2.94)	$13.39	(0.32%	)	$7,079,701	0.82%	0.87%	0.82%	19.43%
Year Ended December 31, 2014	$15.08	0.15	1.45	1.60	(0.16)	–	(0.16)	$16.52	10.60%		$7,985,893	0.80%	0.95%	0.80%	32.63%
Year Ended December 31, 2013	$10.95	0.09	4.15	4.24	(0.11)	–	(0.11)	$15.08	38.77%		$11,149,054	0.80%	0.70%	0.80%	29.66%
Year Ended December 31, 2012	$9.94	0.13	1.01	1.14	(0.13)	–	(0.13)	$10.95	11.50%		$8,105,858	0.81%	1.23%	0.81%	29.83%

Class II Shares
Year Ended December 31, 2016	$13.38	0.09	1.19	1.28	(0.09)	(1.42)	(1.51)	$13.15	10.11%		$123,461,518	0.92%	0.70%	1.09%	27.75%
Year Ended December 31, 2015	$16.51	0.12	(0.32)	(0.20)	(0.11)	(2.82)	(2.93)	$13.38	(0.42%	)	$130,768,172	0.91%	0.78%	1.07%	19.43%
Year Ended December 31, 2014	$15.07	0.13	1.45	1.58	(0.14)	–	(0.14)	$16.51	10.51%		$155,682,504	0.89%	0.82%	1.05%	32.63%
Year Ended December 31, 2013	$10.95	0.08	4.14	4.22	(0.10)	–	(0.10)	$15.07	38.55%		$185,012,617	0.89%	0.62%	1.05%	29.66%
Year Ended December 31, 2012	$9.94	0.12	1.01	1.13	(0.12)	–	(0.12)	$10.95	11.38%		$156,621,330	0.90%	1.13%	1.06%	29.83%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Neuberger Berman NVIT Socially Responsible Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

16

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At December 31, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

17

Notes to Financial Statements (Continued)

December 31, 2016

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

18

Notes to Financial Statements (Continued)

December 31, 2016

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to foreign currency gains or losses. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investments and Foreign Currency Transactions
$—	$(924)	$924

Amount designated as “—” is zero or has been rounded to zero.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

19

Notes to Financial Statements (Continued)

December 31, 2016

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Neuberger Berman Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before expense reimbursements was 0.65%, and after expense reimbursements was 0.64%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.78% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Total
$—	$—	$10,871	$10,871

Amounts designated as “—” are zero or have been rounded to zero.

During the year ended December 31, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

20

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $105,761 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $552.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2017. During the year ended December 31, 2016, the waiver of such distribution fees by NFD amounted to $196,011, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.05% and 0.05% for Class I and Class II shares, respectively, for a total amount of $64,368.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any

21

Notes to Financial Statements (Continued)

December 31, 2016

portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $35,529,649 and sales of $55,542,903 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Social Policy

The Fund’s social policy may cause it to underperform similar mutual funds that do not have a social policy. This can occur because:

●	undervalued stocks that do not meet the social criteria could outperform those that do;

●	economic or political changes could make certain companies less attractive for investment; or

●	the social policy could cause the Fund to seek or avoid stocks that subsequently perform well

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

22

Notes to Financial Statements (Continued)

December 31, 2016

8.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2016, the Fund recaptured $9,009 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$906,369	$13,051,521	$13,957,890	$—	$13,957,890

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,113,137	$24,630,603	$25,743,740	$—	$25,743,740

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$498,986	$11,270,264	$11,769,250	$—	$27,347,063	$39,116,313

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

23

Notes to Financial Statements (Continued)

December 31, 2016

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$99,992,532	$29,866,854	$(2,519,791)	$27,347,063

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Neuberger Berman NVIT Socially Responsible Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Neuberger Berman NVIT Socially Responsible Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and the application of alternative procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

25

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100%.

The Fund designates $13,051,521 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

26

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

27

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

28

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

29

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

30

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

31

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

32

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

33

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

34

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

35

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

36

Annual Report

December 31, 2016

NVIT Flexible Fixed Income Fund

AR-FLX-FX 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Flexible Fixed Income Fund

For the annual period ended December 31, 2016, the NVIT Flexible Fixed Income Fund (Class P) returned 7.95% versus 2.09% for its benchmark, the Bloomberg Barclays Global Aggregate Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Global Income Funds (consisting of 80 funds as of December 31, 2016) was 3.28% for the same time period.

The Fund’s outperformance versus its benchmark was driven by the strength of U.S. and emerging market fixed-income markets in 2016. U.S. intermediate-term, investment-grade fixed-income, represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65% over the 12-month period. Many sectors posted significantly higher returns during the reporting period in comparison with earlier time frames as, for example, U.S. high-yield bonds returned 16.65% (as represented by the Bloomberg Barclays Very Liquid High Yield Index) and emerging market debt returned 9.62% (as represented by the JPMorgan Emerging Markets Bond Index Plus).

All nine underlying investments within the Fund posted positive returns for the year. The Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund and PIMCO VIT Commodity Real Return Strategy Fund — which returned 14.52%, 8.73% and 15.22%, respectively — were the largest contributors to overall Fund performance during the reporting period. The Federated NVIT High Income Bond Fund invests primarily in U.S. high-yield bonds, an asset class that rebounded strongly in 2016 from the sharp downturn in the energy sector in 2015. U.S. high-yield spreads compressed over 250 basis points from year-end 2015 to year-end 2016, helping to propel returns to double-digit levels. The NVIT Multi Sector Bond Fund invests predominantly in U.S. bonds — corporate (both investment-grade and high yield), government and securitized issues — and the Fund (Class Y) outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, by 608 basis points.

The PIMCO VIT Commodity Real Return Strategy Fund seeks to capture the performance potential of commodities through the use of derivatives, and actively manages its commodity allocations at the sector level using long and short positions. These derivatives positions are collateralized by investments in Treasury Inflation-Protected Securities (TIPS) and other high-quality fixed-income securities. The PIMCO Fund benefited from both a sharp rebound in commodity prices as well as the strong performance of TIPS in 2016.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*	As of November 15, 2016.

The Fund is designed to provide diversification across traditional fixed-income asset classes in combination with nontraditional asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). The Fund may invest in more-aggressive investments such as derivatives, including commodities (which create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a

4

Fund Commentary (cont.)	NVIT Flexible Fixed Income Fund

diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Flexible Fixed Income Fund

Asset Allocation†

Fixed Income Funds	83.6%
Exchange Traded Fund	10.1%
Commodity	7.1%
Liabilities in excess of other assets	(0.8)%
100.0%

Top Holdings††

Federated NVIT High Income Bond Fund, Class Y	25.0%
NVIT Multi Sector Bond Fund, Class Y	15.0%
NVIT Bond Index Fund, Class Y	13.0%
NVIT Core Bond Fund, Class Y	12.0%
Nationwide Core Plus Bond Fund, Institutional Class	10.0%
iShares JP Morgan USD Emerging Markets Bond ETF	10.0%
PIMCO Variable Insurance Trust — Commodity Real Return
Strategy Portfolio, Institutional Class	7.0%
Eaton Vance VT Floating-Rate Income Fund, ADV Class	5.0%
NVIT Short Term Bond Fund, Class Y	3.0%
100.0%

Objective

The Fund seeks income primarily, and total return secondarily, through investment in other mutual funds with a fixed-income orientation.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class P) returned 7.95%, outperforming its benchmark by 5.86% and the Lipper peer category median by 4.67%

•	All nine of the Fund’s underlying investments posted a positive return

•	The largest contributor to the Fund’s returns was the Federated NVIT High Income Bond Fund, which accounted for 363 basis points of overall return

•	The smallest contributor was a small allocation to the NVIT Short Term Bond Fund, which generated only 9 basis points of returns for the overall Fund

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	NVIT Flexible Fixed Income Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	Inception[2]
Class P	7.95%	0.88%
Bloomberg Barclays Global Aggregate Bond Index	2.09%	(1.38)%
CPI	2.07%	0.68%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class P	5.56%	1.12%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

7

Fund Performance (con’t.)	NVIT Flexible Fixed Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class P shares of the NVIT Flexible Fixed Income Fund since inception through 12/31/16 versus performance of the Bloomberg Barclays (BBgBarc) Global Aggregate Bond Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Flexible Fixed Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Flexible Fixed Income Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class P Shares	Actual	(b)	1,000.00	1,009.60	2.68	0.53
	Hypothetical	(b)(c)	1,000.00	1,022.47	2.69	0.53

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

NVIT Flexible Fixed Income Fund

Investment Companies 90.7%

	Shares	Market Value

Commodity 7.1%
PIMCO Variable Insurance Trust — Commodity Real Return Strategy Portfolio, Institutional Class	21,027	$164,641

Total Commodity (cost $170,626)		164,641

Fixed Income Funds 83.6%
Eaton Vance VT Floating-Rate Income Fund, ADV Class	12,681	117,557
Federated NVIT High Income Bond Fund, Class Y (a)	89,622	585,232
Nationwide Core Plus Bond Fund, Institutional Class (a)	23,109	234,553
NVIT Bond Index Fund, Class Y (a)	29,363	303,909
NVIT Core Bond Fund, Class Y (a)	26,362	280,757
NVIT Multi Sector Bond Fund, Class Y (a)	38,514	351,250
NVIT Short Term Bond Fund, Class Y (a)	6,806	69,968

Total Fixed Income Funds (cost $1,971,686)		1,943,226

Total Investment Companies (cost $2,142,312)		2,107,867

Exchange Traded Fund 10.1%
Fixed Income Fund 10.1%
iShares JP Morgan USD Emerging Markets Bond ETF	2,128	234,548

Total Exchange Traded Fund (cost $237,896)		234,548

Total Investments (cost $2,380,208) (b) — 100.8%		2,342,415
Liabilities in excess of other assets — (0.8)%		(17,565)

NET ASSETS — 100.0%		$2,324,850

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2016

NVIT Flexible Fixed Income Fund
Assets:
Investments in affiliates, at value (cost $1,857,326)	$1,825,669
Investments in non-affiliates, at value (cost $522,882)	516,746

Total Investments, at value (total cost $2,380,208)	2,342,415

Receivable for capital shares issued	1,181
Reimbursement from investment adviser (Note 3)	5,777
Prepaid expenses	4

Total Assets	2,349,377

Liabilities:
Payable for investments purchased	1,733
Cash overdraft (Note 2)	6
Accrued expenses and other payables:
Investment advisory fees	391
Fund administration fees	3,311
Distribution fees	489
Accounting and transfer agent fees	42
Custodian fees	31
Compliance program costs (Note 3)	32
Professional fees	8,620
Printing fees	9,689
Other	183

Total Liabilities	24,527

Net Assets	$2,324,850

Represented by:
Capital	$2,447,028
Accumulated net realized losses from affiliated and non-affiliated investments	(84,385)
Net unrealized appreciation/(depreciation) from investments in affiliates	(31,657)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(6,136)

Net Assets	$2,324,850

Net Assets:
Class P Shares	$2,324,850

Total	$2,324,850

Shares Outstanding (unlimited number of shares authorized):
Class P Shares	248,768

Total	248,768

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class P Shares	$9.35

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2016

NVIT Flexible Fixed Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$70,852
Dividend income from non-affiliates	16,198

Total Income	87,050

EXPENSES:
Investment advisory fees	4,265
Fund administration fees	39,016
Distribution fees Class P Shares	5,332
Professional fees	13,719
Printing fees	13,054
Trustee fees	66
Custodian fees	19
Accounting and transfer agent fees	21
Other	3,597

Total expenses before earnings credit and expenses reimbursed	79,089

Earnings credit (Note 5)	(19)
Expenses reimbursed by adviser (Note 3)	(67,764)

Net Expenses	11,306

NET INVESTMENT INCOME	75,744

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated Underlying Funds	1,392
Net realized losses from investment transactions with affiliates	(29,851)
Net realized losses from investment transactions with non-affiliates	(37,174)

Net realized losses from affiliated and non-affiliated investments	(65,633)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	81,252
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	67,309

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	148,561

Net realized/unrealized gains from affiliated and non-affiliated investments	82,928

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$158,672

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Flexible Fixed Income Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$75,744	$57,043
Net realized losses from affiliated and non-affiliated investments	(65,633)	(7,256)
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	148,561	(113,668)

Change in net assets resulting from operations	158,672	(63,881)

Distributions to Shareholders From:
Net investment income:
Class P	(77,000)	(59,320)

Change in net assets from shareholder distributions	(77,000)	(59,320)

Change in net assets from capital transactions	274,135	570,768

Change in net assets	355,807	447,567

Net Assets:
Beginning of year	1,969,043	1,521,476

End of year	$2,324,850	$1,969,043

CAPITAL TRANSACTIONS:
Class P Shares
Proceeds from shares issued	$444,159	$722,063
Dividends reinvested	77,000	59,320
Cost of shares redeemed	(247,024)	(210,615)

Total Class P Shares	274,135	570,768

Change in net assets from capital transactions	$274,135	$570,768

SHARE TRANSACTIONS:
Class P Shares
Issued	47,457	76,197
Reinvested	8,288	6,643
Redeemed	(26,741)	(21,936)

Total Class P Shares	29,004	60,904

Total change in shares	29,004	60,904

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Flexible Fixed Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover
Class P Shares
Year Ended December 31, 2016	$8.96	0.33	0.38	0.71	(0.32)	(0.32)	$9.35	7.95%		$2,324,850	0.53%	3.55%		3.71%	34.39%
Year Ended December 31, 2015	$9.58	0.35	(0.69)	(0.34)	(0.28)	(0.28)	$8.96	(3.52%	)	$1,969,043	0.53%	3.65%		4.97%	16.76%
Period Ended December 31, 2014 (f)	$10.00	0.24	(0.41)	(0.17)	(0.25)	(0.25)	$9.58	(1.70%	)	$1,521,476	0.54%	2.35%	(g)	6.11%	322.17%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(g)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Flexible Fixed Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated and unaffiliated mutual funds (each, an “Underlying Fund,” or collectively, “Underlying Funds”) representing a variety of asset classes, and may have additional investment and concentration risks. The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class P shares.

The Fund is a diversified fund, as defined in the 1940 Act.

On December 7, 2016, the Board of Trustees of the Trust (the “Board of Trustees”), including a majority of the Trustees who are not “interested persons” of the Trust, as defined under the 1940 Act, considered and unanimously approved a proposal to liquidate the Fund. The Fund will be liquidated on or about April 21, 2017 pursuant to a Board of Trustees-approved Plan of Liquidation and Dissolution (the “Plan”). The Board of Trustees’ decision to liquidate the Fund, and implementation of the Plan, are subject to the approval of the Fund’s shareholders.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees, NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

15

Notes to Financial Statements (Continued)

December 31, 2016

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated and affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the unaffiliated and affiliated registered open-end Underlying Funds and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Funds’ valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

16

Notes to Financial Statements (Continued)

December 31, 2016

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

(b)	Cash Overdraft

As of December 31, 2016, the Fund had an overdrawn balance of $6 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

17

Notes to Financial Statements (Continued)

December 31, 2016

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Distributions in Excess of Net Investment Income	Accumulated Net Realized Losses from Affiliated and Non-Affiliated Investments
$(453)	$1,256	$(803)

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

18

Notes to Financial Statements (Continued)

December 31, 2016

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before expense reimbursements was 0.20%, and after expense reimbursements was 0.00%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Period Ended December 31, 2014 Amount (a)	Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Total
$58,071	$69,363	$67,764	$195,198

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

During the year ended December 31, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

19

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $39,016 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $0.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class P shares of the Fund at an annual rate of 0.25%.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at December 31, 2016	Shares at December 31, 2016	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions
Federated NVIT High Income Bond Fund, Class Y	$395,913	$247,413	$91,920	$585,232	89,622	$33,016	$(10,503)	$—
Nationwide Core Plus Bond Fund, Institutional Class	98,820	150,400	13,789	234,553	23,109	5,917	(45)	364
Nationwide High Yield Bond Fund, Institutional Class	139,020	16,927	158,714	—	—	2,596	(14,199)	—
NVIT Bond Index Fund, Class Y	354,583	90,008	141,781	303,909	29,363	7,308	(407)	584
NVIT Core Bond Fund, Class Y	275,957	73,516	74,141	280,757	26,362	9,045	(2,019)	444
NVIT Multi Sector Bond Fund, Class Y	177,571	192,371	26,735	351,250	38,514	11,567	(1,632)	—
NVIT Short Term Bond Fund, Class Y	98,554	19,269	48,972	69,968	6,806	1,403	(1,046)	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

20

Notes to Financial Statements (Continued)

December 31, 2016

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Earnings Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $1,023,702 and sales of $740,037 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated and unaffiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

21

Notes to Financial Statements (Continued)

December 31, 2016

9.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$77,000	$—	$77,000	$—	$77,000

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$59,320	$—	$59,320	$—	$59,320

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$—	$—	$(43,024)	$(79,154)	$(122,178)

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

22

Notes to Financial Statements (Continued)

December 31, 2016

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,421,569	$11,780	$(90,934)	$(79,154)

As of December 31, 2016, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$42,132	Unlimited

The Fund may elect to have certain late year losses incurred after October 31 and within the taxable year deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2016, the Fund’s qualified late year losses amounted to $892.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Flexible Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Flexible Fixed Income Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and underlying funds’ transfer agent provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, on December 7, 2016, the Board of Trustees approved a proposal to liquidate the Fund. The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or about April 21, 2017.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

24

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 0.34%.

25

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

26

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

27

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

28

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

29

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

30

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

31

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

32

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

33

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

35

Annual Report

December 31, 2016

NVIT Flexible Moderate Growth Fund

AR-FLX-MOD 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Flexible Moderate Growth Fund

For the annual period ended December 31, 2016, the NVIT Flexible Moderate Growth Fund (Class P) returned 9.29% versus 7.86% for its benchmark, the MSCI ACWI. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Flexible Portfolio Funds (consisting of 86 funds as of December 31, 2016) was 4.96% for the same time period.

The Fund’s performance during the reporting period was driven by the strength of U.S. equity markets in 2016. U.S. large-capitalization stocks, represented by the S&P 500® Index, returned 11.96% over the 12-month period. The S&P 500 Index was led by strong returns from the energy and financials sectors. Even more impressive were the returns of the S&P MidCap 400® Index (up 20.74%) and Russell 2000® Index (up 21.31%).

Nine of the Fund’s 10 underlying investments posted a positive return during the 12-month reporting period. From an equity investment perspective, major contributions to the Fund’s overall return were made by the NVIT S&P 500 Index Fund (which returned 11.78%), the NVIT Mid Cap Index Fund (up 20.41%) and the actively managed Nationwide U.S. Small Cap Value Fund (up 26.58%), each of which benefited from the improving macroeconomic picture in the U.S. and the post-election rally that capped off 2016. Only international developed-market equities disappointed among the Fund’s equity investments as the NVIT International Index Fund returned a modest 1.03% for the year. International developed markets struggled throughout the year with concerns over the state of the European Union (EU) (particularly after the UK vote to exit the EU), stagnant growth in many countries, negative yields on sovereign debt, persistently high unemployment and other macroeconomic factors.

Among the Fund’s fixed-income investments, the Federated NVIT High Income Bond Fund returned 14.52% and was a strong contributor to overall Fund performance. The Federated NVIT High Income Bond Fund invests primarily in U.S. high-yield bonds, an asset class that rebounded strongly in 2016 from the sharp downturn in the energy sector in 2015. U.S. high-yield spreads compressed over 250 basis points from year-end 2015 to year-end 2016, helping to propel returns to double-digit levels.

The sole detractor from Fund performance was the Guggenheim VT Global Managed Futures Strategy Fund, which registered -14.77% in 2016.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

* As of November 15, 2016.

The Fund is designed to provide diversification across traditional asset classes in combination with nontraditional asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). The Fund may invest in more-aggressive investments such as derivatives, including commodities (which create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Flexible Moderate Growth Fund

Asset Allocation†

Equity Funds	62.2%
Fixed Income Funds	24.1%
Alternative Assets	14.0%
Liabilities in excess of other assets	(0.3)%
100.0%

Top Holdings††

NVIT Core Bond Fund, Class Y	15.0%
NVIT S&P 500 Index Fund, Class Y	13.8%
NVIT International Index Fund, Class Y	13.0%
NVIT Mid Cap Index Fund, Class Y	12.1%
NVIT Real Estate Fund, Class Y	10.0%
Nationwide Portfolio Completion Fund, Institutional Class	10.0%
Federated NVIT High Income Bond Fund, Class Y	9.0%
Nationwide US Small Cap Value Fund, Institutional Class	7.1%
NVIT Emerging Markets Fund, Class Y	6.1%
Rydex Variable Trust - Global Managed Futures Strategy	3.9%
100.0%

Objective

The Fund seeks long-term growth of capital through a broad and flexible allocation in stocks, bonds and other asset classes through investment in other mutual funds.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class P) returned 9.29%, outperforming its benchmark by 1.43% and the Lipper peer category median by 4.33%

•	Nine of the Fund’s 10 underlying investments posted a positive return

•	Of the six underlying equity investments, the Fund’s position in the NVIT Mid Cap Index Fund, an index fund tracking U.S. mid-cap stocks, posted the largest contribution to overall Fund returns

•	The Fund’s allocation to the Guggenheim VT Global Managed Futures Strategy Fund was the only detractor from overall Fund returns

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Percentages indicated are based upon total investments as of December 31, 2016.

5

Fund Performance	NVIT Flexible Moderate Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	Inception[2]
Class P	9.29%	3.36%
MSCI ACWISM	7.86%	2.84%
CPI	2.07%	0.68%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class P	4.21%	1.10%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

6

Fund Performance (con’t.)	NVIT Flexible Moderate Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class P shares of the NVIT Flexible Moderate Growth Fund since inception through 12/31/16 versus performance of the MSCI ACWI and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Flexible Moderate Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Flexible Moderate Growth Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class P Shares	Actual	(b)	1,000.00	1,045.60	2.83	0.55
	Hypothetical(b)(c)		1,000.00	1,022.37	2.80	0.55

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2016

NVIT Flexible Moderate Growth Fund

Investment Companies 100.3%

	Shares	Market Value

Alternative Assets 14.0%
Nationwide Portfolio Completion Fund, Institutional Class* (a)	65,291	$618,962
Rydex Variable Trust - Global Managed Futures Strategy	15,089	240,373

Total Alternative Assets (cost $876,166)		859,335

Equity Funds 62.2%
Nationwide US Small Cap Value Fund, Institutional Class (a)	31,118	439,694
NVIT Emerging Markets Fund, Class Y (a)	38,123	373,602
NVIT International Index Fund, Class Y (a)	93,668	800,862
NVIT Mid Cap Index Fund, Class Y (a)	30,677	743,918
NVIT Real Estate Fund, Class Y (a)	98,356	619,641
NVIT S&P 500 Index Fund, Class Y (a)	56,516	851,696

Total Equity Funds (cost $3,791,006)		3,829,413

Fixed Income Funds 24.1%
Federated NVIT High Income Bond Fund, Class Y (a)	84,791	553,685
NVIT Core Bond Fund, Class Y (a)	87,109	927,717

Total Fixed Income Funds (cost $1,502,445)		1,481,402

Total Investment Companies (cost $6,169,617)		6,170,150

Total Investments (cost $6,169,617) (b) — 100.3%		6,170,150
Liabilities in excess of other assets — (0.3)%		(18,958)

NET ASSETS — 100.0%		$6,151,192

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2016

NVIT Flexible Moderate Growth Fund
Assets:
Investments in affiliates, at value (cost $5,898,139)	$5,929,777
Investment in non-affiliate, at value (cost $271,478)	240,373

Total Investments, at value (total cost $6,169,617)	6,170,150

Receivable for investments sold	195
Reimbursement from investment adviser (Note 3)	5,760
Prepaid expenses	5

Total Assets	6,176,110

Liabilities:
Payable for capital shares redeemed	195
Accrued expenses and other payables:
Investment advisory fees	1,010
Fund administration fees	3,377
Distribution fees	1,262
Accounting and transfer agent fees	44
Custodian fees	36
Compliance program costs (Note 3)	18
Professional fees	9,003
Printing fees	9,853
Other	120

Total Liabilities	24,918

Net Assets	$6,151,192

Represented by:
Capital	$6,223,196
Accumulated net realized losses from affiliated and non-affiliated investments	(72,537)
Net unrealized appreciation/(depreciation) from investments in affiliates	31,638
Net unrealized appreciation/(depreciation) from investment in non-affiliate	(31,105)

Net Assets	$6,151,192

Net Assets:
Class P Shares	$6,151,192

Total	$6,151,192

Shares Outstanding (unlimited number of shares authorized):
Class P Shares	646,393

Total	646,393

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class P Shares	$9.52

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2016

NVIT Flexible Moderate Growth Fund
INVESTMENT INCOME:
Dividend income from affiliates	$135,968
Dividend income from non-affiliate	8,288

Total Income	144,256

EXPENSES:
Investment advisory fees	9,957
Fund administration fees	39,627
Distribution fees Class P Shares	12,445
Professional fees	14,197
Printing fees	14,030
Trustee fees	153
Custodian fees	122
Accounting and transfer agent fees	22
Other	3,622

Total expenses before earnings credit and expenses reimbursed	94,175

Earnings credit (Note 5)	(6)
Expenses reimbursed by adviser (Note 3)	(66,769)

Net Expenses	27,400

NET INVESTMENT INCOME	116,856

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated Underlying Funds	139,780
Net realized losses from investment transactions with affiliates	(80,734)

Net realized gains from affiliated investments	59,046

Net change in unrealized appreciation/(depreciation) from investments in affiliates	303,711
Net change in unrealized appreciation/(depreciation) from investment in non-affiliate	(32,275)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliate	271,436

Net realized/unrealized gains from affiliated and non-affiliated investments	330,482

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$447,338

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Flexible Moderate Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$116,856	$46,210
Net realized gains from affiliated investments	59,046	67,006
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliate	271,436	(199,059)

Change in net assets resulting from operations	447,338	(85,843)

Distributions to Shareholders From:
Net investment income:
Class P	(148,983)	(51,227)
Net realized gains:
Class P	(88,206)	(73,027)

Change in net assets from shareholder distributions	(237,189)	(124,254)

Change in net assets from capital transactions	2,358,129	1,875,608

Change in net assets	2,568,278	1,665,511

Net Assets:
Beginning of year	3,582,914	1,917,403

End of year	$6,151,192	$3,582,914

Accumulated undistributed net investment income at end of year	$–	$24,612

CAPITAL TRANSACTIONS:
Class P Shares
Proceeds from shares issued	$2,255,347	$1,895,528
Dividends reinvested	237,189	124,254
Cost of shares redeemed	(134,407)	(144,174)

Total Class P Shares	2,358,129	1,875,608

Change in net assets from capital transactions	$2,358,129	$1,875,608

SHARE TRANSACTIONS:
Class P Shares
Issued	240,711	201,138
Reinvested	24,898	13,774
Redeemed	(14,425)	(15,237)

Total Class P Shares	251,184	199,675

Total change in shares	251,184	199,675

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Flexible Moderate Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover
Class P Shares
Year Ended December 31, 2016	$9.07	0.22	0.63	0.85	(0.25)	(0.15)	(0.40)	$9.52	9.29%		$6,151,192	0.55%	2.34%		1.89%	19.26%
Year Ended December 31, 2015	$9.81	0.20	(0.53)	(0.33)	(0.16)	(0.25)	(0.41)	$9.07	(3.34%	)	$3,582,914	0.55%	2.08%		3.66%	9.07%
Period Ended December 31, 2014(f)	$10.00	0.19	0.15	0.34	(0.21)	(0.32)	(0.53)	$9.81	3.41%		$1,917,403	0.55%	1.88%	(g)	5.84%	43.59%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(g)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Flexible Moderate Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated and unaffiliated mutual funds (each, an “Underlying Fund,” or collectively, “Underlying Funds”) representing a variety of asset classes, and may have additional investment and concentration risks. The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class P shares.

The Fund is a diversified fund, as defined in the 1940 Act.

On December 7, 2016, the Board of Trustees of the Trust (the “Board of Trustees”), including a majority of the Trustees who are not “interested persons” of the Trust, as defined under the 1940 Act, considered and unanimously approved a proposal to liquidate the Fund. The Fund will be liquidated on or about April 21, 2017 pursuant to a Board of Trustees -approved Plan of Liquidation and Dissolution (the “Plan”). The Board of Trustees’ decision to liquidate the Fund, and implementation of the Plan, are subject to the approval of the Fund’s shareholders.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees, NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

14

Notes to Financial Statements (Continued)

December 31, 2016

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated and affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Fund’s valuation policies, please refer to the unaffiliated fund’s most recent annual report.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities

15

Notes to Financial Statements (Continued)

December 31, 2016

valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The value of commodity-linked notes may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or changes in the underlying commodity or related commodity index. Because commodity-linked notes are often leveraged, their values may be more volatile than the underlying index. In addition to the performance of commodities, other factors that can affect the value of commodity-linked notes include liquidity, quality, and maturity. The notes are subject to prepayment, credit, and interest rate risk. Because of the relatively small number of issuers, a Fund’s investment in commodity-linked notes will also be subject to counterparty risk, which is the risk that the issuer of the commodity-linked note will not fulfill its contractual obligations. If the underlying index declines from the entrance date by an amount specified in the note, the note may be automatically redeemed. A Fund can request prepayment from the issuer at any time. A Fund records a realized gain or loss when a note matures or is sold.

Commodity-linked notes may be valued on the basis of a variety of indicators, including a price provided by an independent pricing service, a valuation provided by the note’s counterparty and/or a valuation based on a subadviser model. These prices and valuations are generally the function of the movement of an underlying commodity index as well as other terms of the applicable contract, including the leverage factor and any fee and/or interest components of the note. Commodity-linked notes are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are

16

Notes to Financial Statements (Continued)

December 31, 2016

generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Distributions in Excess of Net Investment Income	Accumulated Net Realized Losses from Affiliated and Non- Affiliated Investments
$—	$7,515	$(7,515)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a

17

Notes to Financial Statements (Continued)

December 31, 2016

reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before expense reimbursements was 0.20%, and after expense reimbursements was 0.00%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.30% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

18

Notes to Financial Statements (Continued)

December 31, 2016

As of December 31, 2016, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Period Ended December 31, 2014 Amount(a)	Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Total
$57,938	$69,159	$66,769	$193,866

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

During the year ended December 31, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $39,627 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $0.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class P shares of the Fund at an annual rate of 0.25%.

19

Notes to Financial Statements (Continued)

December 31, 2016

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at December 31, 2016	Shares at December 31, 2016	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions
Nationwide Portfolio Completion Fund, Institutional Class	$507,081	$293,589	$211,262	$618,962	65,291	$12,254	$(16,603)	$—
Nationwide Global Equity Fund, Institutional Class	178,432	57,862	237,034	—	—	—	(14,631)	—
Nationwide US Small Cap Value Fund, Institutional Class	284,545	157,980	80,223	439,694	31,118	1,764	(18,417)	17,249
NVIT Emerging Markets Fund, Class Y	143,170	232,154	19,861	373,602	38,123	2,770	(3,367)	—
NVIT International Index Fund, Class Y	285,490	539,696	14,705	800,862	93,668	22,330	(2,162)	—
NVIT Mid Cap Index Fund, Class Y	499,097	309,649	114,381	743,918	30,677	9,340	(10,884)	62,798
NVIT Real Estate Fund, Class Y	251,395	423,989	35,172	619,641	98,356	13,181	(19,119)	43,628
NVIT S&P 500 Index Fund, Class Y	642,847	347,141	194,534	851,696	56,516	15,657	6,629	14,623
Federated NVIT High Income Bond Fund, Class Y	181,504	362,330	10,253	553,685	84,791	29,872	(779)	—
NVIT Core Bond Fund, Class Y	545,337	424,262	43,323	927,717	87,109	28,800	(1,401)	1,482

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Earnings Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

20

Notes to Financial Statements (Continued)

December 31, 2016

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $3,348,320 and sales of $960,749 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated and unaffiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

21

Notes to Financial Statements (Continued)

December 31, 2016

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$148,411	$88,778	$237,189	$—	$237,189

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$31,717	$92,537	$124,254	$—	$124,254

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$12,239	$12,239	$—	$(84,243)	$(72,004)

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$6,254,393	$125,765	$(210,008)	$(84,243)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Flexible Moderate Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Flexible Moderate Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying funds’ transfer agent, provides a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, on December 7, 2016, the Board of Trustees approved a proposal to liquidate the Fund. The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or about April 21, 2017.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

23

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 22.33%.

The Fund designates $88,778, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $24,555 or $0.0380 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $2,200 or $0.0034 per outstanding share.

24

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

25

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

26

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

27

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

28

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

29

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

31

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

32

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

33

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

34

Annual Report

December 31, 2016

NVIT Large Cap Growth Fund

AR-LCG 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Large Cap Growth Fund

For the annual period ended December 31, 2016, the NVIT Large Cap Growth Fund (Class I) returned 3.63% versus 7.08% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Large-Cap Growth Funds (consisting of 202 funds as of December 31, 2016) was 2.12% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

It was a rather challenging period, beginning with the Federal Reserve (the Fed) raising interest rates in December 2015 for the first time in nine years. That decision, and the forecast of multiple upcoming rate hikes, sparked a sharp sell-off beginning in January. The market finally bottomed out in February along with the price of oil. Soon after, the narrow, mega-capitalization growth-led market from the fourth quarter of 2015 reversed course and a shift to cyclicals and value-oriented stocks characterized the initial market rally off the February low. The move was further underscored by a huge rebound in low-quality small-cap energy names and a rotation out of more traditional growth stocks.

Much of the equity market’s movement over the past few quarters has been dominated by macroeconomic events and surprises, the biggest of which was Donald Trump’s winning of the U.S. presidential election. Growth in the early part of 2016 turned out to be much slower than originally anticipated, prompting the Fed to back away from the rate hike agenda signaled at the December 2015 meeting. The continued low interest rates set off a mad scramble for yield that saw investors stampede into Real Estate, Utilities and large-cap defensive stocks in the Consumer Staples sector beginning in March and carrying through the second quarter.

Manufacturing was sluggish in 2016, with businesses hesitant to invest. Yet housing activity, automobile sales, and employment growth remained solid enough for the economy to continue moving ahead at a moderate clip and keep another rate hike on the table. Alas, at each of the Federal Open Market Committee (FOMC)

meetings, the Fed found reasons not to increase rates again, citing global growth concerns, domestic economic data (inflation, employment) or other macroeconomic issues. In particular, the UK referendum, during which Brits surprisingly voted to exit the European Union (Brexit), was largely responsible for no action being taken at the June FOMC meeting. It hardly seemed to matter when the Fed did finally raise rates in December 2016, as by this point investors were more focused on the implications of Trump’s election victory.

Most of the shortfall in relative performance occurred in the first half of 2016, when the market sold off sharply and then just as sharply reversed. The Fund was not positioned for the rapid rotation into a mix of low-growth cyclicals generating high levels of excess cash. Furthermore, high-dividend-yield groups (Real Estate -16% and Telecommunications -18%, on a relative basis) and big, stable, defensive names in the Consumer Staples sector (-4.7%) posed challenges. In the first quarter, the Fund lost ground in the Information Technology sector as well. The Software & Services industry group was the primary culprit, especially in the first quarter, as J2 Global Comm. fell 25% and several other portfolio positions underperformed. The position in J2 Global Comm. was sold in March. For all of 2016, the Fund’s Information Technology sector holdings (-0.1%, relatively) performed roughly in line with the benchmark due to a strong positive contribution from the Technology Hardware & Equipment Group, which added 34 basis points. Smartphone chip maker Qualcomm was a standout contributor, up 35%.

The largest shortfall in relative performance by sector in the past year occurred in the Consumer Discretionary sector, which detracted 97 basis points of relative performance, driven by portfolio positioning in the Retail and Media industries, which hurt results. The Fund was underweight Amazon earlier in the year during a period when the stock made a substantial run, detracting 44 basis points of relative performance. The Fund also suffered from poor performance in Macy’s as the company experienced a meaningful slowdown in same-store sales and management was forced to rationalize its mall-based footprint.

4

Fund Commentary (con’t)	NVIT Large Cap Growth Fund

The Macy’s position was sold completely in May. After trimming the position in January, the Fund largely avoided the impact of a 25% decline in shares of Netflix through the first half of the year. However, eliminating the position entirely in July proved costly in the second half, particularly in the fourth quarter, after the company showed a surprisingly quick rebound in subscriber growth in the third quarter and issued a confident forecast regarding forward margin expansion. In contrast, the Fund benefited from not owning shares of Nike, which performed poorly for the past few quarters against rising competition from Adidas and Under Armour, among others. Finally, the third quarter was negatively affected by 17 basis points with a decline in Helen of Troy, as the shares fell throughout the summer despite management reiterating full-year guidance. It was subsequently sold in the fourth quarter due to a sharp drop in rank.

Sector allocation was unfavorable in 2016 and was responsible for roughly one-half of the Fund’s underperformance. The largest impact came from an overweight in Health Care detracting 182 basis points. The sector was under pressure all year from campaign rhetoric and congressional inquiries into aggressive drug pricing practices. Stock selection within Health Care was only slightly negative, helped by a strong showing in the Biotechnology group. Also, Health Care Equipment & Services had a very strong fourth quarter, contributing 55 basis points of relative performance, with particular strength in managed care insurers United Healthcare up 15% and Wellcare Group up 17%. The Fund benefited from the takeover of Baxalta, up 19%, which was previously spun out from portfolio holding Baxter Int’l by British pharmaceutical company Shire. Baxter Int’l was recently sold during the fourth quarter of 2016. The overhang in Health Care is likely to persist into 2017, but the industry is already making adjustments. Ultimately, the legislative bark may prove worse than the bite. Still, given added uncertainties related to the Trump administration’s views, the subadviser’s inclination is to pare back exposure.

On the plus side, the Fund has outperformed in the Industrials sector since the February 2016 market bottom, up 28% for the year, primarily through solid stock selection in the Capital Goods (+38%) industry. It finished the year with a very strong performance in the fourth quarter. While the U.S. dollar leveled off its run in 2015, it still provided headwinds for some export-oriented industrial manufacturers. The Fund benefited from holding more domestic-oriented firms, especially given the trade rhetoric coming from now President-elect Trump. The defense contractor Northrup Grumman has consistently surpassed earnings estimates and increased guidance. The company’s stock significantly outpaced the benchmark in 2016, and has contributed 21 basis points of relative performance. Similarly, United Rentals was a strong outperformer, jumping 32% in the fourth quarter. The company is completely focused on North American construction equipment rental and leasing. Business stabilized during the summer months after results suffered from the slowdown in drilling activity in oil states. Estimates began rising again and the company indicated a strong cash flow outlook going forward.

Many of the new administration’s fiscal and regulatory plans remain unclear at this point, but the approach will be decidedly pro-growth, which should mean extended leadership from cyclical stocks while value factors continue to do well. As such, heading into 2017 the subadviser has increased the portfolio’s sector weighting in Financials and Technology (both are overweight), the latter with an emphasis on Hardware & Equipment.

The Fund finished the year with a slightly lower allocation to Health Care than it began, and management is in the process of further reducing exposure; it remains the Fund’s largest overweight. Demographics remain favorable for the sector, but there is little question that drug costs will remain a major issue going forward. Patience is paramount in reducing the overweight in Health Care, given the potential for a rebound in the first quarter after a prolonged period of weakness. Consumer Staples and Consumer Discretionary are the Fund’s largest underweights relative to the benchmark. It has been challenging to find attractive situations in the large-cap Retail

5

Fund Commentary (con’t)	NVIT Large Cap Growth Fund

and Consumer Services industries in particular. Both groups appear to be facing a difficult period of rising labor costs. Still, with improving economic growth and a stronger labor market, the search persists for opportunities to increase exposure.

Subadviser:

Boston Advisors, LLC

Portfolio Managers:

James W. Gaul, CFA; David Hanna; Edward Mulrane, CFA; Douglas Riley, CFA; and Michael J. Vogelzang, CFA

The Fund is subject to the risks of investing in equity securities. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Fund Overview	NVIT Large Cap Growth Fund

Asset Allocation†

Common Stocks	98.2%
Repurchase Agreements	2.5%
Right††	0.0%
Liabilities in excess of other assets	(0.7)%
100.0%

Top Holdings†††

Apple, Inc.	6.1%
Alphabet, Inc., Class A	5.1%
Microsoft Corp.	4.3%
Facebook, Inc., Class A	3.4%
Amazon.com, Inc.	3.1%
UnitedHealth Group, Inc.	2.8%
Home Depot, Inc. (The)	2.2%
MasterCard, Inc.	2.2%
Walt Disney Co. (The)	2.1%
Celgene Corp.	1.8%
Other Holdings*	66.9%
100.0%

Top Industries†††

Internet Software & Services	9.0%
Biotechnology	8.8%
IT Services	7.3%
Software	7.1%
Technology Hardware, Storage & Peripherals	7.0%
Health Care Providers & Services	6.9%
Specialty Retail	4.8%
Media	4.4%
Semiconductors & Semiconductor Equipment	4.3%
Machinery	3.9%
Other Industries*	36.5%
100.0%

Objective

The Fund seeks long-term capital growth.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class I) returned 3.63%, underperforming the benchmark by 3.45% and outperforming the Lipper peer category median by 1.51%

•

Sector allocation was unfavorable in 2016 and was responsible for roughly one-half of the Fund’s underperformance; the largest sector shortfall in relative performance occurred in the Consumer Discretionary sector, which detracted 97 basis points

•

On the plus side, the Fund has outperformed in the Industrials sector since the February 2016 market bottom, up 28% for the year, primarily through solid stock selection in the Capital Goods (+38%) industry

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

7

Fund Performance	NVIT Large Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	Inception[2]
Class I	3.63%	13.97%	14.86%
Class II	3.32%	13.67%	14.56%
Russell 1000® Growth Index	7.08%	14.50%	16.57%
CPI	2.07%	1.36%	1.65%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2009.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.68%	0.61%
Class II	0.93%	0.86%

^	Current effective prospectus dated April 29, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

8

Fund Performance (con’t.)	NVIT Large Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Large Cap Growth Fund since inception through 12/31/16 versus performance of the Russell 1000® Growth Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

9

Shareholder Expense Example	NVIT Large Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Large Cap Growth Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	1,051.00	3.14	0.61
	Hypothetical(a)(b)		1,000.00	1,022.07	3.10	0.61
Class II Shares	Actual	(a)	1,000.00	1,049.00	4.43	0.86
	Hypothetical(a)(b)		1,000.00	1,020.81	4.37	0.86

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

10

Statement of Investments

December 31, 2016

NVIT Large Cap Growth Fund

Common Stocks 98.2%

	Shares	Market Value

Aerospace & Defense 1.7%
Northrop Grumman Corp.	65,045	$15,128,166
Textron, Inc.	178,770	8,681,071

		23,809,237

Auto Components 0.7%
Magna International, Inc.	230,720	10,013,248

Beverages 1.0%
Dr. Pepper Snapple Group, Inc.	148,500	13,464,495

Biotechnology 8.8%
AbbVie, Inc.	113,210	7,089,210
Alexion Pharmaceuticals, Inc.*	84,085	10,287,800
Amgen, Inc.	149,245	21,821,111
Biogen, Inc.*	74,740	21,194,769
Celgene Corp.*	214,140	24,786,705
Gilead Sciences, Inc.	268,100	19,198,641
Incyte Corp.*	90,115	9,035,831
Vertex Pharmaceuticals, Inc.*	133,280	9,818,738

		123,232,805

Capital Markets 2.3%
Eaton Vance Corp.	207,110	8,673,767
Morgan Stanley	345,180	14,583,855
S&P Global, Inc.	85,535	9,198,434

		32,456,056

Chemicals 0.5%
FMC Corp.	125,065	7,073,676

Commercial Services & Supplies 0.6%
Copart, Inc.*	139,215	7,713,903

Communications Equipment 0.8%
F5 Networks, Inc.*	77,900	11,273,688

Construction Materials 0.6%
Eagle Materials, Inc.	81,490	8,029,210

Containers & Packaging 0.6%
Berry Plastics Group, Inc.*	178,020	8,674,915

Distributors 0.9%
Pool Corp.	120,210	12,542,711

Diversified Financial Services 0.5%
Berkshire Hathaway, Inc., Class B*	44,210	7,205,346

Electrical Equipment 0.8%
Eaton Corp. plc	163,070	10,940,366

Equity Real Estate Investment Trusts (REITs) 0.6%
Gaming and Leisure Properties, Inc.	254,225	7,784,369

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing 3.4%
CVS Health Corp.	231,810	$18,292,127
Kroger Co. (The)	334,545	11,545,148
Sysco Corp.	310,840	17,211,211

		47,048,486

Food Products 2.5%
Blue Buffalo Pet Products, Inc.*	289,900	6,969,196
Hershey Co. (The)	126,385	13,072,001
Hormel Foods Corp.	124,450	4,332,104
Ingredion, Inc.	84,580	10,569,117

		34,942,418

Health Care Providers & Services 7.0%
Express Scripts Holding Co.*	165,385	11,376,834
HealthSouth Corp. (a)	262,770	10,836,635
Humana, Inc.	70,850	14,455,525
Laboratory Corp. of America Holdings*	65,925	8,463,452
UnitedHealth Group, Inc.	244,540	39,136,182
WellCare Health Plans, Inc.*	93,880	12,869,070

		97,137,698

Hotels, Restaurants & Leisure 1.2%
International Game Technology plc	256,915	6,556,471
MGM Resorts International*	365,795	10,545,870

		17,102,341

Household Durables 0.6%
Mohawk Industries, Inc.*	42,325	8,451,456

Household Products 0.8%
Spectrum Brands Holdings, Inc. (a)	95,035	11,625,632

Insurance 0.5%
XL Group Ltd.	191,275	7,126,907

Internet & Direct Marketing Retail 3.1%
Amazon.com, Inc.*	58,060	43,537,452

Internet Software & Services 9.0%
Alphabet, Inc., Class A*	89,790	71,154,085
Facebook, Inc., Class A*	411,140	47,301,657
Twitter, Inc.* (a)	448,190	7,305,497

		125,761,239

IT Services 7.4%
Broadridge Financial Solutions, Inc.	205,470	13,622,661
Fiserv, Inc.*	101,290	10,765,101
MasterCard, Inc.	298,805	30,851,617
Science Applications International Corp.	81,975	6,951,480
Square, Inc., Class A*	263,175	3,587,075
Vantiv, Inc., Class A*	236,250	14,085,225
Visa, Inc., Class A	177,105	13,817,732

11

Statement of Investments (Continued)

December 31, 2016

NVIT Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

IT Services (continued)
WEX, Inc.*	79,060	$8,823,096

		102,503,987

Life Sciences Tools & Services 0.5%
ICON plc*	95,885	7,210,552

Machinery 3.9%
Crane Co.	123,990	8,942,159
Cummins, Inc.	80,820	11,045,669
Deere & Co.	133,605	13,766,659
Ingersoll-Rand plc	140,845	10,569,009
Stanley Black & Decker, Inc.	87,835	10,073,796

		54,397,292

Media 4.4%
Comcast Corp., Class A	219,705	15,170,630
Discovery Communications, Inc., Class A* (a)	346,020	9,484,408
Scripps Networks Interactive, Inc., Class A	106,390	7,593,055
Walt Disney Co. (The)	282,545	29,446,840

		61,694,933

Multiline Retail 0.2%
J.C. Penney Co., Inc.* (a)	368,290	3,060,490

Oil, Gas & Consumable Fuels 1.6%
Enbridge, Inc.	163,100	6,869,772
Noble Energy, Inc.	172,780	6,576,007
Tesoro Corp.	93,275	8,156,899

		21,602,678

Pharmaceuticals 3.8%
Bristol-Myers Squibb Co.	255,255	14,917,102
Johnson & Johnson	122,485	14,111,497
Merck & Co., Inc.	146,515	8,625,338
Zoetis, Inc.	275,760	14,761,433

		52,415,370

Professional Services 0.6%
FTI Consulting, Inc.*	188,830	8,512,456

Real Estate Management & Development 0.7%
CBRE Group, Inc., Class A*	290,765	9,156,190

Road & Rail 1.0%
Union Pacific Corp.	135,575	14,056,416

Semiconductors & Semiconductor Equipment 4.3%
Applied Materials, Inc.	437,835	14,128,935
Lam Research Corp.	93,920	9,930,162
Micron Technology, Inc.*	517,810	11,350,395
ON Semiconductor Corp.*	654,130	8,346,699
QUALCOMM, Inc.	244,715	15,955,418

		59,711,609

Common Stocks (continued)

	Shares	Market Value

Software 7.1%
Check Point Software Technologies Ltd.*	140,705	$11,883,944
Citrix Systems, Inc.*	133,460	11,919,313
Electronic Arts, Inc.*	181,340	14,282,339
Microsoft Corp.	980,660	60,938,212

		99,023,808

Specialty Retail 4.8%
Home Depot, Inc. (The)	234,850	31,488,688
O’Reilly Automotive, Inc.*	50,710	14,118,171
Ross Stores, Inc.	207,085	13,584,776
Signet Jewelers Ltd. (a)	80,505	7,588,401

		66,780,036

Technology Hardware, Storage & Peripherals 7.0%
Apple, Inc.	744,200	86,193,245
Western Digital Corp.	168,510	11,450,254

		97,643,499

Textiles, Apparel & Luxury Goods 0.6%
PVH Corp.	88,875	8,020,080

Trading Companies & Distributors 1.0%
United Rentals, Inc.*	132,115	13,948,702

Wireless Telecommunication Services 0.8%
T-Mobile US, Inc.*	181,565	10,441,803

Total Common Stocks (cost $1,240,717,975)		1,367,127,555

Rights 0.0%†

	Number of Rights

Biotechnology 0.0%†
Dyax Corp. CVR* (b)(c)	326,350	407,937

Total Rights (cost $ —)		407,937

Repurchase Agreements 2.5%

	Principal Amount

Bank of America NA, 0.50%, dated 12/30/16, due 01/03/17, repurchase price $1,000,056, collateralized by U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $1,020,000. (d)(e)	$1,000,000	1,000,000

12

Statement of Investments (Continued)

December 31, 2016

NVIT Large Cap Growth Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $3,000,163, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 01/05/17 - 08/01/46; total market value $3,060,000. (d)(e)	$3,000,000	$3,000,000
ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $29,489,233, collateralized by U.S. Government Agency Securities, ranging from 2.24% - 4.00%, maturing 11/01/26 - 05/01/46; total market value $30,077,346. (d)(e)	29,487,595	29,487,595
ML Pierce Fenner & Smith, Inc., 0.47%, dated 12/30/16, due 01/03/17, repurchase price $935,227, collateralized by U.S. Government Treasury Securities, ranging from 2.75% - 5.50%, maturing 08/15/28 - 08/15/42; total market value $953,882. (d)(e)	935,178	935,178

Total Repurchase Agreements (cost $34,422,773)		34,422,773

Total Investments (cost $1,275,140,748) (f) — 100.7%		1,401,958,265
Liabilities in excess of other assets — (0.7%)		(9,224,319)

NET ASSETS — 100.0%		$1,392,733,946

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2016. The total value of securities on loan at December 31, 2016 was $33,427,448.

(b)	Fair valued security.

(c)	Illiquid security (unaudited).

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2016 was $34,422,773.

(e)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.
CVR	Contingent Value Rights

Ltd.	Limited

plc	Public Limited Company

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities

December 31, 2016

NVIT Large Cap Growth Fund
Assets:
Investments, at value* (cost $1,240,717,975)	$1,367,535,492
Repurchase agreements, at value (cost $34,422,773)	34,422,773

Total Investments, at value (total cost $1,275,140,748)	1,401,958,265

Cash	28,607,699
Interest and dividends receivable	876,157
Security lending income receivable	4,447
Receivable for capital shares issued	472,637
Reimbursement from investment adviser (Note 3)	53,974
Prepaid expenses	2,287

Total Assets	1,431,975,466

Liabilities:
Payable for investments purchased	2,476,632
Payable for capital shares redeemed	1,388,233
Payable upon return of securities loaned (Note 2)	34,422,773
Accrued expenses and other payables:
Investment advisory fees	523,310
Fund administration fees	36,211
Distribution fees	62,577
Administrative servicing fees	179,206
Accounting and transfer agent fees	263
Custodian fees	8,844
Compliance program costs (Note 3)	1,478
Professional fees	20,540
Printing fees	112,964
Other	8,489

Total Liabilities	39,241,520

Net Assets	$1,392,733,946

Represented by:
Capital	$1,231,160,297
Accumulated undistributed net investment income	286,157
Accumulated net realized gains from investments	34,469,975
Net unrealized appreciation/(depreciation) from investments	126,817,517

Net Assets	$1,392,733,946

Net Assets:
Class I Shares	$1,101,282,906
Class II Shares	291,451,040

Total	$1,392,733,946

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	69,240,047
Class II Shares	18,430,013

Total	87,670,060

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$15.91
Class II Shares	$15.81

*	Includes value of securities on loan of $33,427,448 (Note 2).

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Year Ended December 31, 2016

NVIT Large Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$18,537,257
Income from securities lending (Note 2)	329,414
Interest income	130,136
Foreign tax withholding	(15,813)

Total Income	18,980,994

EXPENSES:
Investment advisory fees	6,544,432
Fund administration fees	412,831
Distribution fees Class II Shares	709,199
Administrative servicing fees Class I Shares	1,630,975
Administrative servicing fees Class II Shares	425,524
Professional fees	83,373
Printing fees	245,289
Trustee fees	41,906
Custodian fees	52,067
Accounting and transfer agent fees	1,564
Compliance program costs (Note 3)	5,859
Other	36,845

Total expenses before fees waived, and expenses reimbursed	10,189,864

Investment advisory fees waived (Note 3)	(520,999)
Expenses reimbursed by adviser (Note 3)	(568,166)

Net Expenses	9,100,699

NET INVESTMENT INCOME	9,880,295

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	38,050,765
Net change in unrealized appreciation/(depreciation) from investments	(239,110)

Net realized/unrealized gains from investments	37,811,655

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$47,691,950

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	NVIT Large Cap Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$9,880,295	$7,784,285
Net realized gains from investments	38,050,765	318,277,532
Net change in unrealized appreciation/(depreciation) from investments	(239,110)	(256,170,124)

Change in net assets resulting from operations	47,691,950	69,891,693

Distributions to Shareholders From:
Net investment income:
Class I	(8,137,321)	(6,954,010)
Class II	(1,481,229)	(1,006,375)
Net realized gains:
Class I	(251,492,533)	(168,296,301)
Class II	(67,430,578)	(40,169,720)

Change in net assets from shareholder distributions	(328,541,661)	(216,426,406)

Change in net assets from capital transactions	331,861,771	43,709,967

Change in net assets	51,012,060	(102,824,746)

Net Assets:
Beginning of year	1,341,721,886	1,444,546,632

End of year	$1,392,733,946	$1,341,721,886

Accumulated undistributed net investment income at end of year	$286,157	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$10,557,533	$6,009,493
Proceeds from shares issued from merger (Note 10)	125,456,931	–
Dividends reinvested	259,629,854	175,250,311
Cost of shares redeemed	(149,729,690)	(147,540,499)

Total Class I Shares	245,914,628	33,719,305

Class II Shares
Proceeds from shares issued	13,803,965	10,813,892
Proceeds from shares issued from merger (Note 10)	56,932,030	–
Dividends reinvested	68,911,807	41,176,095
Cost of shares redeemed	(53,700,659)	(41,999,325)

Total Class II Shares	85,947,143	9,990,662

Change in net assets from capital transactions	$331,861,771	$43,709,967

16

Statements of Changes in Net Assets (Continued)

	NVIT Large Cap Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	561,527	270,616
Issued in merger (Note 10)	6,289,919	–
Reinvested	16,698,778	9,125,983
Redeemed	(8,190,303)	(6,588,095)

Total Class I Shares	15,359,921	2,808,504

Class II Shares
Issued	755,964	528,354
Issued in merger (Note 10)	2,867,894	–
Reinvested	4,465,334	2,157,935
Redeemed	(2,963,149)	(1,859,997)

Total Class II Shares	5,126,043	826,292

Total change in shares	20,485,964	3,634,796

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Large Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class I Shares
Year Ended December 31, 2016	$19.99	0.14	0.44	0.58	(0.12)	(4.54)	(4.66)	$15.91	3.63%	$1,101,282,906	0.61%	0.77%	0.69%	86.07%	(d)
Year Ended December 31, 2015	$22.74	0.13	0.85	0.98	(0.13)	(3.60)	(3.73)	$19.99	5.09%	$1,076,868,266	0.63%	0.60%	0.68%	114.71%
Year Ended December 31, 2014	$23.49	0.13	1.87	2.00	(0.17)	(2.58)	(2.75)	$22.74	8.80%	$1,161,615,884	0.63%	0.55%	0.68%	47.71%
Year Ended December 31, 2013	$17.31	0.12	6.22	6.34	(0.16)	–	(0.16)	$23.49	36.70%	$1,212,244,085	0.63%	0.59%	0.70%	44.07%
Year Ended December 31, 2012	$14.69	0.15	2.59	2.74	(0.12)	–	(0.12)	$17.31	18.68%	$1,035,691,930	0.63%	0.88%	0.70%	46.31%

Class II Shares
Year Ended December 31, 2016	$19.91	0.09	0.43	0.52	(0.08)	(4.54)	(4.62)	$15.81	3.32%	$291,451,040	0.86%	0.52%	0.94%	86.07%	(d)
Year Ended December 31, 2015	$22.67	0.08	0.84	0.92	(0.08)	(3.60)	(3.68)	$19.91	4.82%	$264,853,620	0.88%	0.35%	0.93%	114.71%
Year Ended December 31, 2014	$23.42	0.07	1.87	1.94	(0.11)	(2.58)	(2.69)	$22.67	8.56%	$282,930,748	0.88%	0.30%	0.93%	47.71%
Year Ended December 31, 2013	$17.27	0.07	6.19	6.26	(0.11)	–	(0.11)	$23.42	36.29%	$304,897,633	0.88%	0.34%	0.95%	44.07%
Year Ended December 31, 2012	$14.65	0.10	2.60	2.70	(0.08)	–	(0.08)	$17.27	18.42%	$271,613,800	0.88%	0.62%	0.95%	46.31%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Excludes merger activity.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Large Cap Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees, NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

19

Notes to Financial Statements (Continued)

December 31, 2016

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

20

*

Notes to Financial Statements (Continued)

December 31, 2016

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,367,127,555	$—	$—	$1,367,127,555
Repurchase Agreements	—	34,422,773	—	34,422,773
Rights	—	—	407,937	407,937
Total	$1,367,127,555	$34,422,773	$407,937	$1,401,958,265
Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Rights	Total
Balance as of 12/31/15	$—	$—
Accrued Accretion/(Amortization)	—	—
Realized Gain/(Loss)	—	—
Change in Net Appreciation/(Depreciation)*	407,937	407,937
Purchases**	—	—
Sales	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/16	$407,937	$407,937
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held as of 12/31/16***	$407,937	$407,937

Amounts designated as “—” are zero or have been rounded to zero.

*	Change in Net Appreciation/(Depreciation) is from Rights issued January 2016 at no cost.

**	Purchases include all purchases of securities and securities received in corporate actions.

***	Included in the Statement of Operations under “Net change in unrealized appreciation/(depreciation) from investments.”

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of

21

Notes to Financial Statements (Continued)

December 31, 2016

Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2016, were $34,422,773, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to note (a) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

22

Notes to Financial Statements (Continued)

December 31, 2016

(d)	Joint Repurchase Agreements

During the year ended December 31, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $200,011,111, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $100,005,444, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00%-7.50%, maturing 01/05/17-08/01/46; total market value $102,000,004.

ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $350,019,444, collateralized by U.S. Government Agency Securities, ranging from 2.24%-4.00%, maturing 11/01/26-05/01/46; total market value $357,000,001.

ML Pierce Fenner & Smith, Inc., 0.47%, dated 12/30/16, due 01/03/17, repurchase price $325,016,972, collateralized by U.S. Government Treasury Securities, ranging from 2.75%-5.50%, maturing 08/15/28 – 08/15/42; total market value $331,500,028.

At December 31, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$1,000,000	$—	$1,000,000	$(1,000,000)	$—
BNP Paribas Securities Corp.	3,000,000	—	3,000,000	(3,000,000)	—
ML Pierce Fenner & Smith, Inc.	29,487,595	—	29,487,595	(29,487,595)	—
ML Pierce Fenner & Smith, Inc.	935,178	—	935,178	(935,178)	—
Total	$34,422,773	$—	$34,422,773	$(34,422,773)	$—

Amounts designated as “—” are zero.

23

Notes to Financial Statements (Continued)

December 31, 2016

*	At December 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to merger transactions. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains From Investments
$2,219,570	$24,412	$(2,243,982)

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

24

Notes to Financial Statements (Continued)

December 31, 2016

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Boston Advisors, LLC (the “Subadviser”) as subadviser to the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.50%
$500 million up to $1 billion	0.475%
$1 billion and more	0.45%

The Trust and NFA have entered into a written contract waiving 0.038% of investment advisory fees of the Fund until April 30, 2017. During the year ended December 31, 2016, the waiver of such investment advisory fees by NFA amounted to $520,999, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before contractual fee waivers and expense reimbursements was 0.48%, after contractual fee waivers was 0.44%, and after contractual fee waivers and expense reimbursements was 0.40%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

25

Notes to Financial Statements (Continued)

December 31, 2016

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, without any exclusions for Rule 12b-1 fees or administrative services fees, from exceeding the amounts listed in the table below until April 30, 2017.

Class	Expense Limitation
Class I	0.65%
Class II	0.90%

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Total
$453,453	$348,756	$568,166	$1,370,375

During the year ended December 31, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $412,831 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $5,859.

26

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $2,056,499.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $1,160,250,703 and sales of $1,337,670,974 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

27

Notes to Financial Statements (Continued)

December 31, 2016

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2016, the Fund recaptured $179,077 of brokerage commissions.

10.  Merger

At close of business on April 24, 2016, NVIT Large Cap Growth Fund (“Acquiring Fund”) acquired all of the net assets of NVIT Growth Fund (“Target Fund”), each a series of the Trust, pursuant to a plan of reorganization approved by the Board of Trustees at a meeting held on December 9, 2015. The reorganization of the Target Fund was approved by the shareholders of the Target Fund at a meeting held on March 29, 2016. The purpose of the reorganization was to combine funds managed by NFA that had comparable objectives and investment strategies. The reorganization was accomplished by a tax free exchange of 9,157,813 shares of the Acquiring Fund, valued at $182,388,961, for the assets of the Target Fund. The investment portfolio of the Target Fund, with a fair value of $178,541,229 and identified cost of $166,434,157 at April 24, 2016, was the principal asset acquired by the Acquiring Fund. The net assets of the Acquiring Fund immediately before the acquisition were $1,293,746,557. The net assets of the Acquiring Fund immediately following the acquisition were $1,476,135,518. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at the then current fair values; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shareholders of Class I and Class II shares of the Target Fund received a number of shares proportional to their ownership of the corresponding class of the Acquiring Fund. Shareholders of Class IV shares of the Target Fund received a number of shares proportional to their ownership of Class I of the Acquiring Fund.

28

Notes to Financial Statements (Continued)

December 31, 2016

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation/(Depreciation) immediately before and after the reorganization.

Fund/Class	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Fund
NVIT Growth Fund				$12,107,072
Class I	5,544,690	$102,502,028	$18.4865
Class II	5,500,144	56,932,030	10.3510
Class IV	1,241,881	22,954,903	18.4840
Acquiring Fund
NVIT Large Cap Growth Fund				$118,681,657
Class I	51,955,174	$1,036,280,477	$19.9457
Class II	12,969,579	257,466,080	19.8515
After Reorganization
NVIT Large Cap Growth Fund				$130,788,729
Class I	58,245,093	$1,161,737,408	$19.9457
Class II	15,837,473	314,398,110	19.8515

The following pro forma information for the year ended December 31, 2016 is provided as though the reorganization had been completed on January 1, 2016, the beginning of the annual reporting period for the Fund:

●	Net investment income $9,082,307;

●	Net gain on investments $36,023,741;

●	Net change in unrealized appreciation/(depreciation) $12,710,850; and

●	Net increase in net assets resulting from operations $57,816,898.

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statement of Operations since April 24, 2016.

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,618,550	$318,923,111	$328,541,661	$—	$328,541,661

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

29

Notes to Financial Statements (Continued)

December 31, 2016

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$10,604,210	$205,822,196	$216,426,406	$—	$216,426,406

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/(Deficit)
$286,157	$35,788,846	$36,075,003	$—	$125,498,646	$161,573,649

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,276,459,619	$164,619,173	$(39,120,527)	$125,498,646

During the year ended December 31, 2016, the Fund had capital loss carryforwards that were utilized of $1,854,796 and are no longer eligible to offset future capital gains, if any.

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Large Cap Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

31

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100%.

The Fund designates $318,923,111 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

32

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

33

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

34

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

35

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

36

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

37

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

38

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

39

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

40

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

41

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

42

Annual Report

December 31, 2016

NVIT Government Bond Fund

AR-GB 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Government Bond Fund

For the annual period ended December 31, 2016, the NVIT Government Bond Fund (Class I) returned 0.74% versus 1.15% for its benchmark, the BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of General U.S. Government Funds (consisting of 55 funds as of December 31, 2016) was 0.99% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The economy in 2016 was marked by slow but broad-based growth and an uptick in the rate of inflation. Real gross domestic product (GDP) advanced at its weakest pace since 2009 this year, as inventories were drawn down, consumer spending slowed, and capital spending remained soft. Still, both capex and trade improved in 2016, and by the end of the year, every major GDP component was back in positive territory.

The deceleration in consumption growth came in spite of continued improvement in the labor market. Payroll employment again increased at a healthy rate and wage growth accelerated further after finally perking up in 2015. The tighter market also boosted labor force growth, as the participation rate rose for the first time in a decade.

Perhaps the most notable trend of 2016, however, was the pickup in inflation. Commodity prices bottomed early in the year and rose strongly through the spring and summer. Headline inflation consequently moved above 1.0% for the first time in more than a year. More important, core inflation continued to edge higher, hitting at one point its fastest annual pace since 2008. The U.S. Federal Reserve responded with one rate hike at the end of the year, matching the increase in 2015.

Other central banks continued to pursue more accommodative policies on balance, although the degree of easing was modest relative to earlier in the cycle. Global growth largely mirrored that of the U.S. in 2016 — slow, steady and broadly distributed.

Ten-year Treasuries, which began the year at 2.25%, followed a bumpy path throughout the year. The yield dropped sharply to under 1.40% post Brexit (the UK’s vote to leave the European

Union), but rose to 2.45% by the end of the year due to a rally after the U.S. election. Despite intentions for the Federal Reserve to raise interest rates, U.S. rate levels remain attractive relative to many of our peers. There is an estimated $11 trillion in debt worldwide that trades at negative yields. This created significant technical demand for U.S. Treasuries.

During the annual reporting period, the portfolio continued to hold out-of-benchmark positions in agency mortgage-backed securities (MBS) and Treasury Inflation-Protected Securities (TIPS). MBS contributed positively relative to the benchmark on favorable market technicals and subdued volatility. The front-end TIPS position contributed to performance. Nominal U.S. Treasuries were underweighted in the portfolio relative to the benchmark, which detracted from performance.

The portfolio was short to neutral duration for much of the year, which detracted relative to the benchmark but has helped more recently as yields have increased since June. We have also positioned the Fund for the longer end of the Treasury curve to outperform shorter-term Treasuries, which has helped the performance of the Fund. We believe the Fund is structured well for our expectation of gradually rising interest rates and continuing economic growth.

During the year the fund employed the use of derivatives to manage duration exposure. Derivatives included the use of Treasury futures as well as options on Treasury Futures. The use of Futures is a more efficient means by which the Portfolio Manager hedges the portfolio’s exposure to changes in interest rates.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck; Chad W. Finefrock, CFA; and Gary R. Hunt, CFA

The Fund’s value is not guaranteed by the U.S. government or any government agency. The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Government Bond Fund

Asset Allocation†

U.S. Treasury Obligations	28.3%
U.S. Government Agency Securities	23.0%
Mortgage-Backed Securities	20.6%
Collateralized Mortgage Obligations	15.4%
Corporate Bonds	11.0%
Foreign Government Security	1.3%
Futures Contracts††	(0.0)%
Other assets in excess of liabilities	0.4%
100.0%

Top Holdings†††

FNMA REMICS, 2.50%, 09/25/42	8.0%
Private Export Funding Corp., 5.45%, 09/15/17	6.9%
U.S. Treasury Bonds, 2.88%, 05/15/43	6.7%
Tennessee Valley Authority, 7.13%, 05/01/30	6.6%
Farmer Mac Guaranteed Notes Trust, 5.13%, 04/19/17	5.7%
U.S. Treasury Bonds, 3.13%, 11/15/41	5.3%
FHLMC Gold Pool, 3.50%, 05/01/45	5.0%
U.S. Treasury Notes, 2.13%, 12/31/22	4.9%
U.S. Treasury Notes, 1.50%, 03/31/23	4.5%
FHLB, 1.63%, 06/14/19	3.4%
Other Holdings	43.0%
100.0%

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class I) returned 0.74%, underperforming the benchmark by 0.41% and the Lipper peer category median by 0.25%

•	Nominal U.S. Treasuries were underweighted in the portfolio relative to the benchmark, and the portfolio was short to neutral duration, both of which detracted from performance

•

The Fund held out-of-benchmark positions in agency mortgage-backed securities (MBS) and Treasury Inflation-Protected Securities (TIPS); MBS contributed positively relative to the benchmark, and the front-end TIPS position contributed to Fund performance

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

5

Fund Performance	NVIT Government Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class I	0.74%	0.80%	3.32%
Class II	0.48%	0.54%	3.07%
Class IV	0.74%	0.78%	3.32%
Class Y	0.91%	N/A	1.30%	[2]
BofAML AAA U.S. Treasury/Agency Master Index	1.15%	1.33%	3.94%
CPI	2.07%	1.36%	1.81%

N/A — Not Applicable.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.70%	0.69%
Class II	0.95%	0.94%
Class IV	0.70%	0.69%
Class Y	0.55%	0.54%

^	Current effective prospectus dated April 29, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (con’t.)	NVIT Government Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Government Bond Fund versus performance of the BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Government Bond Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	961.40	3.40	0.69
	Hypothetical	(a)(b)	1,000.00	1,021.67	3.51	0.69
Class II Shares	Actual	(a)	1,000.00	959.60	4.63	0.94
	Hypothetical	(a)(b)	1,000.00	1,020.41	4.77	0.94
Class IV Shares	Actual	(a)	1,000.00	961.40	3.40	0.69
	Hypothetical	(a)(b)	1,000.00	1,021.67	3.51	0.69
Class Y Shares	Actual	(a)	1,000.00	962.10	2.61	0.53
	Hypothetical	(a)(b)	1,000.00	1,022.47	2.69	0.53

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2016

NVIT Government Bond Fund

Collateralized Mortgage Obligations 15.4%

	Principal Amount	Market Value

FHLMC REMICS
Series 2468, Class TE, 5.50%, 07/15/17	$56,897	$57,359
Series 2517, Class BH, 5.50%, 10/15/17	166,767	168,779
Series 2509, Class LK, 5.50%, 10/15/17	212,040	214,722
Series 2985, Class JR, 4.50%, 06/15/25	5,662,154	6,034,337
Series 2922, Class GA, 5.50%, 05/15/34	1,211,988	1,275,336
FNMA REMICS
Series 2003-64, Class HQ, 5.00%, 07/25/23	2,066,140	2,199,208
Series 1993-149, Class M, 7.00%, 08/25/23	517,878	574,626
Series 2005-40, Class YG, 5.00%, 05/25/25	5,390,592	5,814,889
Series 2015-92, Class PA, 2.50%, 12/25/41	8,698,855	8,692,488
Series 2013-59, Class MX, 2.50%, 09/25/42	35,632,266	35,762,808
Series 2015-88, Class JA, 2.50%, 12/25/45	7,865,034	7,932,640

Total Collateralized Mortgage Obligations (cost $68,219,737)		68,727,192

Corporate Bonds 11.0%
Diversified Financial Services 11.0%
Private Export Funding Corp.,
Series X, 5.45%, 09/15/17	30,000,000	30,903,480
Series CC, 2.25%, 12/15/17	13,000,000	13,146,107
Series GG, 2.45%, 07/15/24	5,500,000	5,357,682

Total Corporate Bonds (cost $48,714,211)		49,407,269

Foreign Government Security 1.3%
United States 1.3%
Ukraine Government AID Bond, 1.47%, 09/29/21	6,000,000	5,857,464

Total Foreign Government Security (cost $6,000,000)		5,857,464

Mortgage-Backed Securities 20.6%

	Principal Amount	Market Value

FHLMC Gold Pool
Pool# Q33547, 3.50%, 05/01/45	$21,661,477	$22,227,031
FHLMC Non Gold Pool
Pool# 847558, 3.34%, 06/01/35 (a)	2,402,028	2,562,292
FNMA Pool
Pool# 462260 5.60%, 09/01/18	2,448,921	2,446,742
Pool# 874142 5.56%, 12/01/21	10,667,519	12,090,190
Pool# 932840 3.50%, 12/01/25	1,100,742	1,148,449
Pool# AB2514 3.50%, 03/01/26	1,891,457	1,973,004
Pool# AK8393 2.50%, 03/01/27	1,478,254	1,483,270
Pool# AV7733 3.50%, 01/01/29	4,690,871	4,933,281
Pool# 745684 2.95%, 04/01/34 (a)	5,197,073	5,494,270
Pool# 790760 2.89%, 09/01/34 (a)	2,084,372	2,184,645
Pool# 799144 2.63%, 04/01/35 (a)	739,180	783,747
Pool# 822705 2.87%, 04/01/35 (a)	709,719	748,357
Pool# 815217 2.76%, 05/01/35 (a)	1,369,211	1,436,321
Pool# 821377 2.86%, 05/01/35 (a)	1,240,696	1,309,043
Pool# 783609 2.97%, 05/01/35 (a)	978,067	1,037,037
Pool# 826181 2.90%, 07/01/35 (a)	2,779,321	2,942,530
Pool# 873932 6.31%, 08/01/36	7,196,343	8,066,046
Pool# 745866 2.67%, 09/01/36 (a)	7,395,645	7,804,127
GNMA I Pool
Pool# 711052 3.50%, 12/15/24	83,959	88,187
Pool# 748484 3.50%, 08/15/25	294,956	309,812
Pool# 682492 3.50%, 10/15/25	960,614	1,010,252
Pool# 719433 3.50%, 10/15/25	565,493	594,194
Pool# 682497 3.50%, 11/15/25	1,150,424	1,211,045
Pool# 705178 3.50%, 11/15/25	208,409	218,906
Pool# 707690 3.50%, 11/15/25	86,896	91,273

9

Statement of Investments (Continued)

December 31, 2016

NVIT Government Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

GNMA I Pool (continued)
Pool# 733504 3.50%, 11/15/25	$1,197,483	$1,260,111
Pool# 740930 3.50%, 11/15/25	425,500	446,948
Pool# 742371 3.50%, 11/15/25	444,924	467,333
Pool# 749618 3.50%, 11/15/25	926,059	974,207
Pool# 750403 3.50%, 11/15/25	249,780	262,420
Pool# 682502 3.50%, 12/15/25	962,461	1,013,065
Pool# 755650 3.50%, 12/15/25	3,598,545	3,787,217

Total Mortgage-Backed Securities (cost $88,900,508)		92,405,352

U.S. Government Agency Securities 23.0%
Farmer Mac Guaranteed Notes Trust 5.13%, 04/19/17 (b)	25,000,000	25,332,050
FHLB
1.88%, 03/08/19	10,000,000	10,116,130
1.63%, 06/14/19 (c)	15,000,000	15,072,765
1.88%, 03/13/20	10,000,000	10,094,540
FNMA 6.09%, 09/27/27	10,000,000	12,957,710
Tennessee Valley Authority 7.13%, 05/01/30 (c)	20,721,000	29,517,852

Total U.S. Government Agency Securities (cost $102,373,377)		103,091,047

U.S. Treasury Obligations 28.3%
U.S. Treasury Bonds
3.13%, 11/15/41	23,500,000	23,849,751
2.88%, 05/15/43	30,880,000	29,826,930
3.00%, 11/15/45	5,000,000	4,931,640
U.S. Treasury Inflation Indexed Note, 0.13%, 04/15/17 (d)	9,350,000	9,970,229
U.S. Treasury Notes
2.13%, 12/31/22	22,000,000	21,987,966
1.50%, 02/28/23	15,550,000	14,955,943

U.S. Treasury Obligations (continued)

	Principal Amount	Market Value

U.S. Treasury Notes (continued)
1.50%, 03/31/23 (e)	$20,750,000	$19,937,824
2.13%, 11/30/23	1,500,000	1,490,039

Total U.S. Treasury Obligations (cost $129,559,889)		126,950,322

Total Investments (cost $443,767,722) (f) — 99.6%		446,438,646
Other assets in excess of liabilities — 0.4%		1,986,602

NET ASSETS — 100.0%		$448,425,248

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2016. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2016 was $25,332,050 which represents 5.65% of net assets.

(c)	The security or a portion of this security is on loan at December 31, 2016. The total value of securities on loan at December 31, 2016 was $12,566,632, which was collateralized by $12,855,770 of collateral in the form of U.S. Government Agency and Treasury Securities, interest rates ranging from 0.13% - 13.06%, and maturity dates ranging from 01/15/17 - 11/20/66.

(d)	Principal amounts are not adjusted for inflation.

(e)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AID	Agency for International Development

FHLB	Federal Home Loan Bank

FNMA	Federal National Mortgage Association

FHLMC	Federal Home Loan Mortgage Corp.

GNMA	Government National Mortgage Association

REMICS	Real Estate Mortgage Investment Conduits

At December 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
225	U.S. Treasury 10 Year Note	03/22/17	$27,963,281	$(178,731)

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2016

NVIT Government Bond Fund
Assets:
Investments, at value (cost $443,767,722)	$446,438,646
Cash	235,992
Interest receivable	2,475,152
Security lending income receivable	373
Receivable for investments sold	13,911
Receivable for capital shares issued	231,914
Receivable for variation margin on futures contracts	77,343
Prepaid expenses	917

Total Assets	449,474,248

Liabilities:
Payable for capital shares redeemed	730,402
Accrued expenses and other payables:
Investment advisory fees	181,966
Fund administration fees	15,211
Distribution fees	569
Administrative servicing fees	84,785
Accounting and transfer agent fees	512
Custodian fees	3,014
Compliance program costs (Note 3)	500
Professional fees	17,404
Printing fees	7,474
Other	7,163

Total Liabilities	1,049,000

Net Assets	$448,425,248

Represented by:
Capital	$456,771,312
Accumulated undistributed net investment income	892,374
Accumulated net realized losses from investments and futures transactions	(11,730,631)
Net unrealized appreciation/(depreciation) from investments	2,670,924
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(178,731)

Net Assets	$448,425,248

Net Assets:
Class I Shares	$431,740,671
Class II Shares	2,580,784
Class IV Shares	14,093,445
Class Y Shares	10,348

Total	$448,425,248

11

Statement of Assets and Liabilities (Continued)

December 31, 2016

NVIT Government Bond Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	40,283,847
Class II Shares	241,422
Class IV Shares	1,315,752
Class Y Shares	965

Total	41,841,986

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.72
Class II Shares	$10.69
Class IV Shares	$10.71
Class Y Shares	$10.72

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Year Ended December 31, 2016

NVIT Government Bond Fund
INVESTMENT INCOME:
Interest income	$12,280,290
Income from securities lending (Note 2)	17,896

Total Income	12,298,186

EXPENSES:
Investment advisory fees	2,418,437
Fund administration fees	188,671
Distribution fees Class II Shares	7,009
Administrative servicing fees Class I Shares	717,182
Administrative servicing fees Class II Shares	4,205
Administrative servicing fees Class IV Shares	22,586
Professional fees	46,580
Printing fees	29,482
Trustee fees	15,112
Custodian fees	17,887
Accounting and transfer agent fees	3,281
Compliance program costs (Note 3)	2,127
Other	20,115

Total expenses before fees waived	3,492,674

Investment advisory fees waived (Note 3)	(74,392)

Net Expenses	3,418,282

NET INVESTMENT INCOME	8,879,904

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(6,308,106)
Net realized losses from futures transactions (Note 2)	(239,220)

Net realized losses from investments and futures transactions	(6,547,326)

Net change in unrealized appreciation/(depreciation) from investments	2,763,737
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(178,731)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	2,585,006

Net realized/unrealized losses from investments and futures transactions	(3,962,320)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,917,584

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	NVIT Government Bond Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$8,879,904	$8,412,399
Net realized gains/(losses) from investments and futures transactions	(6,547,326)	897,606
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	2,585,006	(9,281,375)

Change in net assets resulting from operations	4,917,584	28,630

Distributions to Shareholders From:
Net investment income:
Class I	(8,927,692)	(8,469,082)
Class II	(47,214)	(35,814)
Class IV	(283,208)	(276,883)
Class Y	(225)	(200)

Change in net assets from shareholder distributions	(9,258,339)	(8,781,979)

Change in net assets from capital transactions	(31,918,806)	(54,923,497)

Change in net assets	(36,259,561)	(63,676,846)

Net Assets:
Beginning of year	484,684,809	548,361,655

End of year	$448,425,248	$484,684,809

Accumulated undistributed net investment income at end of year	$892,374	$767,849

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$95,017,758	$100,761,825
Dividends reinvested	8,927,692	8,469,082
Cost of shares redeemed	(134,998,701)	(161,789,556)

Total Class I Shares	(31,053,251)	(52,558,649)

Class II Shares
Proceeds from shares issued	924,577	194,173
Dividends reinvested	47,214	35,814
Cost of shares redeemed	(691,466)	(762,479)

Total Class II Shares	280,325	(532,492)

Class IV Shares
Proceeds from shares issued	2,034,586	1,599,748
Dividends reinvested	283,208	276,883
Cost of shares redeemed	(3,463,899)	(3,709,187)

Total Class IV Shares	(1,146,105)	(1,832,556)

Class Y Shares
Proceeds from shares issued	–	–
Dividends reinvested	225	200
Cost of shares redeemed	–	–

Total Class Y Shares	225	200

Change in net assets from capital transactions	$(31,918,806)	$(54,923,497)

14

Statements of Changes in Net Assets (Continued)

	NVIT Government Bond Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	8,562,017	9,058,571
Reinvested	832,126	778,040
Redeemed	(12,112,736)	(14,545,276)

Total Class I Shares	(2,718,593)	(4,708,665)

Class II Shares
Issued	83,061	17,700
Reinvested	4,409	3,299
Redeemed	(62,998)	(68,685)

Total Class II Shares	24,472	(47,686)

Class IV Shares
Issued	184,239	144,452
Reinvested	26,422	25,458
Redeemed	(310,465)	(333,924)

Total Class IV Shares	(99,804)	(164,014)

Class Y Shares
Issued	–	–
Reinvested	20	19
Redeemed	–	–

Total Class Y Shares	20	19

Total change in shares	(2,793,905)	(4,920,346)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Government Bond Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Year Ended December 31, 2016	$10.86	0.20	(0.12)	0.08	(0.22)	–	(0.22)	–	$10.72	0.74%		$431,740,671	0.69%	1.79%	0.70%	32.76%
Year Ended December 31, 2015	$11.07	0.18	(0.19)	(0.01)	(0.20)	–	(0.20)	–	$10.86	(0.11%	)	$466,960,399	0.68%	1.62%	0.70%	18.76%
Year Ended December 31, 2014	$10.80	0.19	0.30	0.49	(0.22)	–	(0.22)	–	$11.07	4.57%		$527,959,510	0.68%	1.72%	0.69%	53.61%
Year Ended December 31, 2013	$11.63	0.18	(0.65)	(0.47)	(0.23)	(0.13)	(0.36)	–	$10.80	(4.06%	)	$594,823,790	0.68%	1.62%	0.69%	108.42%
Year Ended December 31, 2012	$11.93	0.23	0.14	0.37	(0.27)	(0.40)	(0.67)	–	$11.63	3.06%		$762,193,954	0.69%	1.90%	0.69%	84.84%

Class II Shares
Year Ended December 31, 2016	$10.83	0.17	(0.12)	0.05	(0.19)	–	(0.19)	–	$10.69	0.48%		$2,580,784	0.94%	1.55%	0.95%	32.76%
Year Ended December 31, 2015	$11.04	0.15	(0.19)	(0.04)	(0.17)	–	(0.17)	–	$10.83	(0.37%	)	$2,349,620	0.93%	1.36%	0.94%	18.76%
Year Ended December 31, 2014	$10.77	0.16	0.30	0.46	(0.19)	–	(0.19)	–	$11.04	4.31%		$2,920,423	0.93%	1.48%	0.94%	53.61%
Year Ended December 31, 2013	$11.59	0.15	(0.64)	(0.49)	(0.20)	(0.13)	(0.33)	–	$10.77	(4.26%	)	$3,459,202	0.93%	1.37%	0.94%	108.42%
Year Ended December 31, 2012	$11.89	0.20	0.13	0.33	(0.23)	(0.40)	(0.63)	–	$11.59	2.76%		$4,541,520	0.94%	1.67%	0.94%	84.84%

Class IV Shares
Year Ended December 31, 2016	$10.85	0.20	(0.12)	0.08	(0.22)	–	(0.22)	–	$10.71	0.74%		$14,093,445	0.69%	1.79%	0.70%	32.76%
Year Ended December 31, 2015	$11.06	0.18	(0.19)	(0.01)	(0.20)	–	(0.20)	–	$10.85	(0.11%	)	$15,364,532	0.68%	1.62%	0.70%	18.76%
Year Ended December 31, 2014	$10.79	0.19	0.30	0.49	(0.22)	–	(0.22)	–	$11.06	4.58%		$17,471,473	0.68%	1.72%	0.69%	53.61%
Year Ended December 31, 2013	$11.63	0.18	(0.66)	(0.48)	(0.23)	(0.13)	(0.36)	–	$10.79	(4.13%	)	$18,704,759	0.68%	1.62%	0.69%	108.42%
Year Ended December 31, 2012	$11.93	0.23	0.14	0.37	(0.27)	(0.40)	(0.67)	–	$11.63	3.06%		$21,839,388	0.69%	1.90%	0.69%	84.84%

Class Y Shares
Year Ended December 31, 2016	$10.86	0.22	(0.12)	0.10	(0.24)	–	(0.24)	–	$10.72	0.91%		$10,348	0.53%	1.95%	0.53%	32.76%
Year Ended December 31, 2015	$11.07	0.20	(0.19)	0.01	(0.22)	–	(0.22)	–	$10.86	0.05%		$10,258	0.53%	1.77%	0.53%	18.76%
Period Ended December 31, 2014 (f)	$10.94	0.13	0.15	0.28	(0.15)	–	(0.15)	–	$11.07	2.53%		$10,249	0.54%	1.79%	0.54%	53.61%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Government Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

17

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

18

Notes to Financial Statements (Continued)

December 31, 2016

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Collateralized Mortgage Obligations	$—	$68,727,192	$—	$68,727,192
Corporate Bonds	—	49,407,269	—	49,407,269
Foreign Government Security	—	5,857,464	—	5,857,464
Mortgage-Backed Securities	—	92,405,352	—	92,405,352
U.S. Government Agency Securities	—	103,091,047	—	103,091,047
U.S. Treasury Obligations	—	126,950,322	—	126,950,322
Total Assets	$—	$446,438,646	$—	$446,438,646
Liabilities:
Futures Contracts	$(178,731)	$—	$—	$(178,731)
Total Liabilities	$(178,731)	$—	$—	$(178,731)
Total	$(178,731)	$446,438,646	$—	$446,259,915

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the

19

Notes to Financial Statements (Continued)

December 31, 2016

Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2016

Liabilities:
Futures Contracts(a)
Interest rate risk	Unrealized depreciation from futures contracts	$(178,731)
Total		$(178,731)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Interest rate risk	$(239,220)
Total	$(239,220)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Interest rate risk	$(178,731)
Total	$(178,731)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Futures Contracts:
Average Notional Balance Long(a)	$27,989,648

(a)	The Fund entered into long futures contracts from November 11, 2016 through December 31, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Securities Lending

During the year ended December 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

20

Notes to Financial Statements (Continued)

December 31, 2016

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to note (c) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2016, the Fund did not hold any repurchase agreements.

21

Notes to Financial Statements (Continued)

December 31, 2016

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to paydown reclass. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net investment Income	Accumulated Net Realized Losses from Investment and Futures Transactions
$—	$502,960	$(502,960)

Amount designated as “—“ is zero or has been rounded to zero.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

22

Notes to Financial Statements (Continued)

December 31, 2016

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.50%
$250 million up to $1 billion	0.475%
$1 billion up to $2 billion	0.45%
$2 billion up to $5 billion	0.425%
$5 billion and more	0.40%

The Trust and NFA have entered into a written contract waiving 0.015% of investment advisory fees of the Fund until April 30, 2017. During the year ended December 31, 2016, the waiver of such investment advisory fees by NFA amounted to $74,392, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.49%, and after contractual fee waivers was 0.47%. During the year ended December 31, 2016, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $676,124.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

23

Notes to Financial Statements (Continued)

December 31, 2016

During the year ended December 31, 2016, NFM earned $188,671 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $2,127.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $743,973.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $149,150,459 and sales of $153,348,636 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the year ended December 31, 2016, the Fund had purchases of $103,028,528 and sales of $114,602,394 of U.S. Government securities (excluding short-term securities).

24

Notes to Financial Statements (Continued)

December 31, 2016

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,258,339	$—	$9,258,339	$—	$9,258,339

Amounts designated as “—”are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,781,979	$—	$8,781,979	$—	$8,781,979

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

25

Notes to Financial Statements (Continued)

December 31, 2016

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$892,374	$—	$892,374	$(11,909,362)	$2,670,924	$(8,346,064)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$443,767,722	$7,882,391	$(5,211,467)	$2,670,924

As of December 31, 2016, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$11,909,362	Unlimited

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of

NVIT Government Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Government Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

27

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

28

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

29

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

30

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

31

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

32

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

33

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

34

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

35

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

36

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

37

Annual Report

December 31, 2016

BlackRock NVIT Managed Global Allocation Fund

AR-BR-MGA 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	BlackRock NVIT Managed Global Allocation Fund

For the annual period ended December 31, 2016, the BlackRock NVIT Managed Global Allocation Fund (Class II) returned 2.98% versus 5.89% for its blended benchmark, comprising 36% S&P 500® Index, 24% FTSE World ex US Index, 24% BofA Merrill Lynch (BofAML) Current 5-Year US Treasury Index and 16% Citigroup Non-US Dollar World Government Bond Index (Citigroup GBI Non-US). For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Flexible Portfolio Funds (consisting of 86 funds as of December 31, 2016) was 4.96% for the same time period.

The Fund consists of two parts: 95% of the Fund’s assets are invested in shares in the BlackRock V.I. Global Allocation Fund (Core Sleeve) and the remaining 5% of the Fund’s assets are invested in a “volatility overlay” sleeve that controls the Fund’s overall equity exposure (Volatility Sleeve).

The investment objective of the Core Sleeve is to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends.

The Volatility Sleeve’s investments are determined by a process executed daily that determines whether the Fund should increase equity exposure or decrease equity exposure by buying or selling futures contracts tied to the S&P 500 Index, S&P MidCap 400® Index, Russell 2000® Index and MSCI EAFE® Index. These investments are made in proportion to the Core Sleeve’s underlying allocations to each of these equity asset classes. The Volatility Sleeve can increase the Core Sleeve’s equity exposure to 80% or decrease it to 0% as determined by the quantitative process that controls the overlay.

The Fund’s underperformance relative to its benchmark and Lipper category during the reporting period was influenced by two principal factors: (1) relative underperformance of the Core Sleeve and (2) underperformance of the Volatility Sleeve due to certain event-driven, whipsawing effects on global equity market prices, primarily during the first half of 2016.

The returns of the Core Sleeve’s equity portion were hurt from a country perspective by a significant overweight in Japan. From a sector perspective, underperformance in the health care sector weighed on returns and stock selection in information technology (“IT”) and telecommunications also detracted from returns. An underweight in fixed income negatively affected performance, as did an overweight in the U.S. dollar. The Core Sleeve enhanced its performance through strong stock selection and an overweight in the energy sector as well as its exposure to precious metals. In addition, within fixed income the Core Sleeve’s exposure to corporate bonds positively affected performance.

During the 12-month reporting period, the Core Sleeve’s overall equity allocation decreased from 58% to 56% of net assets. Within equities, exposure was reduced to both the United States and Europe and increased to Japan. The Core Sleeve’s allocation to fixed income increased from 22% to 32% during the period. Within fixed income, exposures were increased to government debt, notably in the United States, Canada and Australia, and reduced to corporate bonds. The Core Sleeve’s overall allocation to commodity-related securities increased from 2% to 4%. Reflecting the changes in the Core Sleeve’s overall allocations to the equity, fixed income and commodity-related asset classes during the period, the Core Sleeve’s cash and cash equivalent holdings decreased from 18% to 8% of net assets. During the 12-month period, cash was used to help mitigate portfolio volatility and served as a source of funds for new investments.

From an equity volatility perspective, 2016 witnessed several events that caused markets to drop swiftly and significantly, only to rebound sharply in a matter of a few days. Examples include: (1) the price of crude oil declined precipitously, briefly touching off fears of a possible U.S. recession (January/February); (2) China devalued its currency (February); and

4

Fund Commentary (con’t.)	BlackRock NVIT Managed Global Allocation Fund

(3) the UK, surprisingly, voted to exit the European Union (an action known as “Brexit”) (June). The magnitude of the market price movements associated with events such as these, especially given their relatively short duration, tended to undermine the workings of the Fund’s volatility management process. However, beginning in July 2016, U.S. equity markets regained upward momentum and generally moved higher through the remainder of the year with few perturbations and lower volatility. During this six-month period, the Fund generally maintained equity exposure above 70% on a consistent basis.

It is important to keep in mind that the Fund’s volatility management process generally is most effective when equity markets, including the S&P 500 Index, establish sufficient momentum — up or down. While the managed volatility overlay is intended to enable the Fund to perform better than most competitors in both up and down markets, it is primarily a capital preservation strategy and, thus, the Fund tends to be most sensitive to reducing equity exposure in the face of significant declines in the markets.

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the reporting period, the Fund’s use of derivatives detracted from the Fund’s performance.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay Sleeve)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

*	As of November 15, 2016.

The Fund invests primarily in one underlying fund, the BlackRock Global Allocation V.I. Fund, a series of BlackRock Variable Series Funds, Inc. (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, the Fund is nondiversified as to issuers. In addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying fund. The Fund, through its Core Sleeve, is subject to the risks of its underlying fund and, through its Volatility Overlay, the risks of investing in short-term fixed-income securities or holding cash. These risks include: stock market risk (stock markets are volatile); default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up); and cash position risk (the Fund may miss investment opportunities). The Fund or its underlying fund may invest in derivatives, including commodities (which create investment leverage and are highly volatile); foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets); high-yield bonds (which are more volatile); inflation-protected bonds (which typically have lower yields than conventional bonds); precious metal-related securities (which are highly volatile and subject to erratic price movements); and real estate investment trusts (REITs) (which are subject to abrupt or erratic price movements and generally lack liquidity). The Volatility Overlay may utilize short positions (which create investment leverage and can exaggerate a Fund’s losses). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, manages the Core Sleeve’s investment in the Underlying Fund. Nationwide Asset Management, LLC (NWAM), the Fund’s subadviser, manages the Volatility Overlay. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	BlackRock NVIT Managed Global Allocation Fund

Asset Allocation†

Alternative Assets	95.8%
Money Market Fund	3.0%
Futures Contracts††	(0.0)%
Other assets in excess of liabilities	1.2%
100.0%

Top Holdings†††

BlackRock Global Allocation V.I. Fund, Class I	97.0%
JPMorgan U.S. Government Money Market Fund — Institutional Shares	3.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	BlackRock NVIT Managed Global Allocation Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1Yr.	Inception[2]
Class II	2.98%	(2.03)%
FTSE World Index	8.65%	2.27%
Blended Index	5.89%	3.04%
CPI	2.07%	0.82%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of July 7, 2015.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	2.50%	1.19%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses.The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

7

Fund Performance (con’t.)	BlackRock NVIT Managed Global Allocation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the BlackRock NVIT Managed Global Allocation Fund since inception through 12/31/16 versus performance of the FTSE World Index, the Blended Index*, and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 36% S&P 500® Index, 24% FTSE World ex US Index, 24% BofA Merrill Lynch Current 5-Year US Treasury Index and 16% Citigroup Non-US Dollar World Government Bond Index.

8

Shareholder Expense Example	BlackRock NVIT Managed Global Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

BlackRock NVIT Managed Global Allocation Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class II Shares	Actual	(b)	1,000.00	1,037.50	2.51	0.49
	Hypothetical	(b)(c)	1,000.00	1,022.67	2.49	0.49

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

BlackRock NVIT Managed Global Allocation Fund

Investment Company 95.8%

	Shares	Market Value

Alternative Assets 95.8%
BlackRock Global Allocation V.I. Fund, Class I	8,606,047	$133,479,781

Total Alternative Assets (cost $132,544,366)		133,479,781

Total Investment Company (cost $132,544,366)		133,479,781

Short-Term Investment 3.0%
Money Market Fund 3.0%
JPMorgan U.S. Government Money Market Fund — Institutional Shares, 0.42% (a)	4,180,768	4,180,768

Total Short-Term Investment (cost $4,180,768)		4,180,768

Total Investments (cost $136,725,134) (b) — 98.8%		137,660,549
Other assets in excess of liabilities — 1.2%		1,653,770

NET ASSETS — 100.0%		$139,314,319

(a)	Represents 7-day effective yield as of December 31, 2016.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

At December 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
212	Mini MSCI EAFE	03/17/17	$17,761,360	$(54,936)
5	Russell 2000 Mini Future	03/17/17	339,225	(739)
137	S&P 500 E-Mini	03/17/17	15,317,970	19,160
11	S&P MID 400 E-Mini	03/17/17	1,825,010	(17,758)

			$35,243,565	$(54,273)

At December 31, 2016, the Fund has $1,794,485 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2016

BlackRock NVIT Managed Global Allocation Fund
Assets:
Investments, at value (cost $136,725,134)	$137,660,549
Deposits with broker for futures contracts	1,794,485
Interest and dividends receivable	1,705
Receivable for capital shares issued	458,191

Total Assets	139,914,930

Liabilities:
Payable for investments purchased	435,260
Payable for capital shares redeemed	22
Payable for variation margin on futures contracts	85,974
Accrued expenses and other payables:
Investment advisory fees	18,351
Fund administration fees	5,749
Administrative servicing fees	35,576
Accounting and transfer agent fees	20
Custodian fees	661
Compliance program costs (Note 3)	136
Professional fees	8,945
Printing fees	3,594
Other	6,323

Total Liabilities	600,611

Net Assets	$139,314,319

Represented by:
Capital	$138,583,286
Accumulated undistributed net investment income	904,644
Accumulated net realized losses from investments and futures transactions	(1,054,753)
Net unrealized appreciation/(depreciation) from investments	935,415
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(54,273)

Net Assets	$139,314,319

Net Assets:
Class II Shares	$139,314,319

Total	$139,314,319

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	14,677,970

Total	14,677,970

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$9.49

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2016

BlackRock NVIT Managed Global Allocation Fund
INVESTMENT INCOME:
Dividend income	$1,702,336

Total Income	1,702,336

EXPENSES:
Offering costs	41,145
Investment advisory fees	733,590
Fund administration fees	58,954
Distribution fees Class II Shares	247,834
Administrative servicing fees Class II Shares	247,834
Professional fees	18,804
Printing fees	7,456
Trustee fees	3,058
Custodian fees	3,778
Accounting and transfer agent fees	106
Compliance program costs (Note 3)	468
Other	41,705

Total expenses before fees waived and expenses reimbursed	1,404,732

Distribution fees waived — Class II (Note 3)	(247,834)
Investment advisory fees waived (Note 3)	(584,888)
Expenses reimbursed by adviser (Note 3)	(83,350)

Net Expenses	488,660

NET INVESTMENT INCOME	1,213,676

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying funds	446
Net realized losses from investment transactions	(651,286)
Net realized losses from futures transactions (Note 2)	(309,828)

Net realized losses from investments and futures transactions	(960,668)

Net change in unrealized appreciation/(depreciation) from investments	4,095,135
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(56,288)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	4,038,847

Net realized/unrealized gains from affiliated and investments and futures transactions	3,078,179

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,291,855

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	BlackRock NVIT Managed Global Allocation Fund
	Year Ended December 31, 2016	Period Ended December 31, 2015 (a)
Operations:
Net investment income	$1,213,676	$360,595
Net realized gains/(losses) from investments and futures transactions	(960,668)	1,795,827
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	4,038,847	(3,157,705)

Change in net assets resulting from operations	4,291,855	(1,001,283)

Distributions to Shareholders From:
Net investment income:
Class II	(1,140,260)	–
Net realized gains:
Class II	(1,473,927)	–

Change in net assets from shareholder distributions	(2,614,187)	–

Change in net assets from capital transactions	83,132,752	55,505,182

Change in net assets	84,810,420	54,503,899

Net Assets:
Beginning of year	54,503,899	–

End of year	$139,314,319	$54,503,899

Accumulated undistributed net investment income at end of year	$904,644	$787,209

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$86,681,643	$55,570,548
Dividends reinvested	2,614,187	–
Cost of shares redeemed	(6,163,078)	(65,366)

Total Class II Shares	83,132,752	55,505,182

Change in net assets from capital transactions	$83,132,752	$55,505,182

SHARE TRANSACTIONS:
Class II Shares
Issued	9,270,369	5,793,847
Reinvested	278,365	–
Redeemed	(658,083)	(6,528)

Total Class II Shares	8,890,651	5,787,319

Total change in shares	8,890,651	5,787,319

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from July 8, 2015 (commencement of operations) through December 31, 2015.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

BlackRock NVIT Managed Global Allocation Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover
Class II Shares
Year Ended December 31, 2016	$9.42	0.11	0.17	0.28	(0.09)	(0.12)	(0.21)	$9.49	2.98%		$139,314,319	0.49%	1.22%		1.41%	7.66%
Period Ended December 31, 2015 (f)	$10.00	0.13	(0.71)	(0.58)	–	–	–	$9.42	(5.80%	)	$54,503,899	0.49%	1.41%	(g)	1.77%	0.25%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year, unless otherwise noted.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	For the period from July 8, 2015 (commencement of operations) through December 31, 2015. Total return is calculated based on inception date of July 7, 2015 through December 31, 2015.
(g)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the BlackRock NVIT Managed Global Allocation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (each, an “Underlying Fund,” or collectively, “Underlying Funds”) representing a variety of asset classes, and may have additional investment and concentration risks. The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class II shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

15

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Funds’ valuation policies, please refer to the unaffiliated funds’ most recent annual report.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to modify exposure to volatility. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

16

Notes to Financial Statements (Continued)

December 31, 2016

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$19,160
Total		$19,160

Liabilities:
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(73,433)
Total		$(73,433)
(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$(309,828)
Total	$(309,828)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(56,288)
Total	$(56,288)

The following tables provide a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Futures Contracts:
Average Notional Balance Long (a)	$25,733,666
Average Notional Balance Short (b)	$4,196,009

(a)	The Fund entered into long futures contracts from March 10, 2016 through June 30, 2016 and again from July 18, 2016 through December 31, 2016.

(b)	The Fund entered into short futures contracts from January 1, 2016 through March 15, 2016 and again from June 30, 2016 through July 18, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

17

Notes to Financial Statements (Continued)

December 31, 2016

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to non-deductible expenses. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from investments and futures transactions
$(44,151)	$44,019	$132

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax

18

Notes to Financial Statements (Continued)

December 31, 2016

positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.74%

The Trust and NFA have entered into a written contract waiving 0.59% of investment advisory fees of the Fund until the earlier of April 30, 2017 or the Fund ceases to operate as a “fund of funds”. During the year ended December 31, 2016, the waiver of such investment advisory fees by NFA amounted to $584,888, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before contractual fee waivers and expense reimbursements was 0.74%, after contractual fee waivers was 0.15%, and after contractual fee waivers and expense reimbursements was 0.07%. During the year ended December 31, 2016, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $42,000.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.19% for Class II shares until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

19

Notes to Financial Statements (Continued)

December 31, 2016

As of December 31, 2016, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount(a)	Fiscal Year 2016 Amount	Total
$55,393	$83,350	$138,743

(a)	For the period from July 8, 2015 (commencement of operations) through December 31, 2015.

During the year ended December 31, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $58,954 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $468.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.25% of these fees for Class II shares of the Fund until at least April 30, 2017. During the year ended December 31, 2016, the waiver of such distribution fees by NFD amounted to $247,834 for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $247,834.

20

Notes to Financial Statements (Continued)

December 31, 2016

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $85,111,703 and sales of $7,306,244 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Portfolio Investment Risks from Underlying Funds

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Underlying Fund. Information about the Underlying Fund’s risks may be found in such Underlying Fund’s annual report to shareholders. The relative concentration in the Underlying Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

Other

The Trust, along with certain funds in NMF, invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis in the JPMorgan U.S. Government Money Market Fund, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the JPMorgan U.S. Government Money Market Fund, Institutional Class are neither guaranteed nor insured, and shares of JPMorgan U.S. Government Money Market Fund, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

21

Notes to Financial Statements (Continued)

December 31, 2016

8.  New Accounting Pronouncements and Other Matters

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,140,838	$1,473,349	$2,614,187	$—	$2,614,187

Amount designated as “—“ is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The Fund did not make any distributions for the year ended December 31, 2015.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$904,644	$—	$904,644	$(455,632)	$282,021	$731,033

Amount designated as “—“ is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$137,378,528	$2,023,455	$(1,741,434)	$282,021

22

Notes to Financial Statements (Continued)

December 31, 2016

As of December 31, 2016, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$455,632	Unlimited

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of

BlackRock NVIT Managed Global Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock NVIT Managed Global Allocation Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying funds’ transfer agent and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

24

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 26.96%.

The Fund designates $1,473,349 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

25

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

26

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

27

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

28

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

29

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

30

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

31

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

32

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

33

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

35

Annual Report

December 31, 2016

Invesco NVIT Comstock Value Fund

AR-CVAL 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	Invesco NVIT Comstock Value Fund*

For the annual period ended December 31, 2016, the Invesco NVIT Comstock Value Fund* (Class I) returned 17.89% versus 17.34% for its benchmark, the Russell 1000® Value Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Large-Cap Value Funds (consisting of 124 funds as of December 31, 2016) was 15.35% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the fiscal year ended December 31, 2016, the U.S. economy continued to expand. The latest revision of U.S. gross domestic product (GDP) showed the U.S. economy grew by 3.5% in the third quarter.1 However, annualized GDP is expected to be much lower2. Employment data were mixed, with a surprise uptick from 4.9% in August to 5.0% in September, but the latest unemployment reported in November was 4.6%.3 Oil prices traded in a range from the high $20s earlier in the year, to the low $50s during the reporting period.4

Major U.S. stock market indexes posted gains for the reporting period, with most major market indexes hitting record highs; however, the markets were fairly volatile during the first half of the year. Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over the U.S. Federal Reserve’s (the Fed) monetary policy. Markets recovered in late February and posted gains until June, when UK voters opted to leave the European Union, sending markets sharply lower. Markets again recovered, and major U.S. equity indexes hit record highs during the summer. The surprise outcome of the U.S. presidential election heartened investors; a post-election stock market rally sent major equity indexes to new record highs. The rally was led by financials, gaining on the belief that they might benefit from reduced federal regulation. In November, OPEC agreed to cut production for the first time in eight years, which helped support higher oil prices. The Fed raised interest rates by a quarter point in December 2016 — its only increase during the reporting period.4

For the reporting period, most U.S. broad equity market indexes delivered positive returns. All sectors within the Russell 1000 Value Index posted positive returns for the period.

On the positive side of sector performance, stock selection and an overweight within financials contributed to relative performance. Within banks, Bank of America and JPMorgan Chase were large contributors on a relative and absolute basis. Within diversified financials, Morgan Stanley was a top performer for the period, outperforming the sector and benchmark. Financial stocks rallied during the second half of the year, notably post-U.S. election, as large banks rallied on expectations of a more lenient regulatory environment from the new presidential administration.

Strong stock selection and an overweight within information technology stocks also boosted relative performance for the year. Within software, Microsoft and Symantec Corp. were large contributors. Within hardware storage and peripherals, NetApp Inc. was a large contributor. In the second half of the year, NetApp reported smaller-than-expected declines in their mature product areas and growth in strategic solutions. Investors also welcomed strong expense management.

Having no exposure to real estate and a material underweight to consumer staples were large contributors to relative performance, as these sectors were the bottom-performing sectors in the Russell 1000 Value Index for the year. The Fund has remained materially underweight these areas of the market because management believes these sectors are generally overvalued, as investors have driven up stock prices in a quest for yield in a low-interest rate environment.

Stock selection within energy also enhanced relative performance. Devon Energy, Canadian Natural Resources and SunCor Energy had strong performance and outperformed the benchmark

1	Source: www.tradingeconomics.com/united-states/gdp-growth
2	Source: www.tradingeconomics.com/united-states/gdp-growth-annual/forecast
3	Source: www.tradingeconomics.com/united-states/indicators
4	Source: www.tradingeconomics.com/commodity/crude-oil

4

Fund Commentary (con’t.)	Invesco NVIT Comstock Value Fund*

and sector. Devon Energy, a top energy holding, reported earnings higher than forecast for the first three quarters of the year.

Management used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Fund. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a positive impact on the Fund’s performance relative to the Russell 1000 Value Index for the reporting period.

On the negative side, a material overweight allocation to consumer discretionary stocks was a detractor for the period. Having a material overweight to Carnival Corp. was a large detractor, followed by media company Viacom Inc. The large cruise line operator stock sold off after the “Brexit” decision (the UK’s vote to leave the European Union) due to foreign exposure, even though the company beat earnings expectations during that time.

Stock selection within telecommunications services also dampened performance. Vodafone Group was a large detractor, as well as not owning AT&T Inc. AT&T posted returns over 20% for the year, outperforming the sector and benchmark.

Stock selection within healthcare also dampened relative performance. Express Scripts, a pharmacy benefits manager, and Novartis, a major European pharmaceuticals firm, were large detractors, both posting negative double-digit returns for the period.

The Fund’s financials weighting is overweight to the benchmark, as management holds a favorable view of large banks within financials. Management also is constructive on the long-term prospects for energy holdings, as they believe supply and demand for oil should balance over time. The Fund’s exposure in each sector has a higher beta than the benchmark. Therefore, the Fund should be more sensitive to broad moves within these sectors for the foreseeable future.

Subadviser:

Invesco Advisers, Inc.*

Portfolio Managers:

Devin Armstrong, CFA; Charles DyReyes, CFA; Kevin Holt, CFA; and James Warwick*

*	This commentary was provided by Invesco Advisors Inc. (Invesco), subadviser to the Fund at the close of the reporting period.

On January 10, 2017, the Fund was renamed BlackRock NVIT Equity Dividend Fund. On that date, BlackRock Investment Management, LLC (BlackRock) replaced Invesco as subadviser to the Fund. Also on that date, the following individuals from BlackRock became portfolio managers to the Fund: David Cassese, CFA; Tony DeSpirito; and Robert M. Shearer, CFA.

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (which may be volatile, harder to price and less liquid than U.S. securities). The Fund may invest in more-aggressive investments such as convertible securities (which change in value as the market value of the underlying stock fluctuates), derivatives (which create investment leverage and are highly volatile) and real estate investment trusts (REITs) (which are subject to abrupt or erratic price movements and generally lack liquidity). The Fund may employ a contrarian investing style (investing in a manner that differs from current market trends), which may cause the Fund to miss opportunities for gains and result in losses. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Invesco NVIT Comstock Value Fund

Asset Allocation†

Common Stocks	98.2%
Forward Foreign Currency Contracts	0.2%
Other assets in excess of liabilities	1.6%
100.0%

Top Industries††

Banks	22.8%
Oil, Gas & Consumable Fuels	15.1%
Capital Markets	6.6%
Insurance	5.8%
Pharmaceuticals	5.8%
Media	3.5%
Hotels, Restaurants & Leisure	2.7%
Machinery	2.7%
Biotechnology	2.4%
Communications Equipment	2.3%
Other Industries	30.3%
100.0%

Top Holdings††

Citigroup, Inc.	5.8%
JPMorgan Chase & Co.	4.6%
Bank of America Corp.	4.2%
Carnival Corp.	2.7%
Suncor Energy, Inc.	2.6%
Cisco Systems, Inc.	2.3%
PNC Financial Services Group, Inc. (The)	2.2%
Royal Dutch Shell plc, Class A, ADR	2.1%
Morgan Stanley	2.0%
Wells Fargo & Co.	2.0%
Other Holdings	69.5%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	Invesco NVIT Comstock Value Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	10 Yr.
Class I	17.89%	14.14%	5.67%
Class II	17.57%	13.87%	5.38%
Class IV	17.89%	14.15%	5.68%
Russell 1000® Value Index	17.34%	14.80%	5.72%
CPI	2.07%	1.36%	1.81%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class I	0.92%
Class II	1.17%
Class IV	0.92%

^	Current effective prospectus dated April 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	Invesco NVIT Comstock Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Invesco NVIT Comstock Value Fund versus performance of the Russell 1000® Value Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Invesco NVIT Comstock Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Invesco NVIT Comstock Value Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	1,178.10	5.09	0.93
	Hypothetical	(a)(b)	1,000.00	1,020.46	4.72	0.93
Class II Shares	Actual	(a)	1,000.00	1,176.50	6.46	1.18
	Hypothetical	(a)(b)	1,000.00	1,019.20	5.99	1.18
Class IV Shares	Actual	(a)	1,000.00	1,178.10	5.09	0.93
	Hypothetical	(a)(b)	1,000.00	1,020.46	4.72	0.93

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

Invesco NVIT Comstock Value Fund

Common Stocks 98.2%

	Shares	Market Value

Aerospace & Defense 2.0%
Arconic, Inc.	69,787	$1,293,851
Textron, Inc.	67,440	3,274,886

		4,568,737

Automobiles 1.9%
General Motors Co.	122,139	4,255,323

Banks 22.4%
Bank of America Corp.	432,529	9,558,891
Citigroup, Inc.	217,825	12,945,340
Citizens Financial Group, Inc.	74,601	2,658,034
Fifth Third Bancorp	159,851	4,311,181
JPMorgan Chase & Co.	120,680	10,413,477
KeyCorp	50,143	916,113
PNC Financial Services Group, Inc. (The)	41,782	4,886,823
U.S. Bancorp	21,139	1,085,910
Wells Fargo & Co.	82,187	4,529,325

		51,305,094

Beverages 0.4%
Coca-Cola Co. (The)	23,001	953,621

Biotechnology 2.4%
AbbVie, Inc.	24,514	1,535,067
Biogen, Inc. *	7,682	2,178,461
Gilead Sciences, Inc.	23,807	1,704,819

		5,418,347

Building Products 1.4%
Johnson Controls International plc	76,007	3,130,728

Capital Markets 6.4%
Bank of New York Mellon Corp. (The)	61,802	2,928,179
Goldman Sachs Group, Inc. (The)	12,513	2,996,238
Morgan Stanley	107,339	4,535,073
State Street Corp.	55,074	4,280,351

		14,739,841

Chemicals 0.6%
CF Industries Holdings, Inc.	44,515	1,401,332

Communications Equipment 2.3%
Cisco Systems, Inc.	173,639	5,247,371

Consumer Finance 1.3%
Ally Financial, Inc.	154,756	2,943,459

Containers & Packaging 0.9%
International Paper Co.	37,404	1,984,656

Diversified Telecommunication Services 0.6%
Frontier Communications Corp.	441,237	1,491,381

Common Stocks (continued)

	Shares	Market Value

Electric Utilities 0.6%
FirstEnergy Corp.	43,871	$1,358,685

Electrical Equipment 2.0%
Eaton Corp. plc	32,227	2,162,109
Emerson Electric Co.	44,885	2,502,339

		4,664,448

Energy Equipment & Services 2.2%
Halliburton Co.	51,601	2,791,098
Weatherford International plc *	444,254	2,216,828

		5,007,926

Food & Staples Retailing 1.8%
CVS Health Corp.	24,351	1,921,537
Wal-Mart Stores, Inc.	32,847	2,270,385

		4,191,922

Food Products 0.3%
Mondelez International, Inc., Class A	15,136	670,979

Health Care Equipment & Supplies 0.7%
Medtronic plc	21,423	1,525,960

Health Care Providers & Services 1.1%
Anthem, Inc.	16,804	2,415,911

Hotels, Restaurants & Leisure 2.7%
Carnival Corp.	118,629	6,175,826

Industrial Conglomerates 1.2%
General Electric Co.	89,554	2,829,906

Insurance 5.7%
Aflac, Inc.	28,787	2,003,575
Allstate Corp. (The)	44,634	3,308,272
American International Group, Inc.	50,994	3,330,418
MetLife, Inc.	83,179	4,482,517

		13,124,782

Internet Software & Services 1.6%
eBay, Inc. *	103,562	3,074,756
Yahoo!, Inc. *	16,958	655,766

		3,730,522

IT Services 0.7%
PayPal Holdings, Inc. *	39,394	1,554,881

Machinery 2.6%
Caterpillar, Inc.	46,959	4,354,978
Ingersoll-Rand plc	21,680	1,626,867

		5,981,845

10

Statement of Investments (Continued)

December 31, 2016

Invesco NVIT Comstock Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Media 3.5%
CBS Corp. (Non-Voting), Class B	21,892	$1,392,769
Charter Communications, Inc. *	5,942	1,710,820
Comcast Corp., Class A	35,440	2,447,132
Twenty-First Century Fox, Inc., Class B	89,007	2,425,441

		7,976,162

Metals & Mining 0.3%
Alcoa Corp.	23,262	653,197

Multiline Retail 1.0%
Target Corp.	32,398	2,340,108

Oil, Gas & Consumable Fuels 14.9%
BP plc,ADR-UK	112,630	4,210,109
Canadian Natural Resources Ltd.	60,234	1,919,646
Chevron Corp.	37,344	4,395,389
Devon Energy Corp.	84,936	3,879,027
Hess Corp.	49,379	3,075,818
Marathon Oil Corp.	125,923	2,179,727
Occidental Petroleum Corp.	27,552	1,962,529
QEP Resources, Inc. *	106,599	1,962,488
Royal Dutch Shell plc, Class A,ADR-NL	85,712	4,661,019
Suncor Energy, Inc.	177,295	5,795,773

		34,041,525

Personal Products 0.5%
Unilever NV, NYRS-UK REG	28,111	1,154,238

Pharmaceuticals 5.7%
Merck & Co., Inc.	53,511	3,150,193
Novartis AGREG	34,434	2,504,161
Pfizer, Inc.	130,774	4,247,539
Sanofi, ADR-FR	79,538	3,216,517

		13,118,410

Semiconductors & Semiconductor Equipment 1.2%
Intel Corp.	74,730	2,710,457

Software 1.7%
Microsoft Corp.	51,706	3,213,011
Symantec Corp.	30,348	725,014

		3,938,025

Specialty Retail 0.5%
Advance Auto Parts, Inc.	6,810	1,151,707

Technology Hardware, Storage & Peripherals 1.9%
HP, Inc.	61,610	914,292
NetApp, Inc.	98,395	3,470,392

		4,384,684

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods 0.8%
Michael Kors Holdings Ltd. *	43,612	$1,874,444

Wireless Telecommunication Services 0.4%
Vodafone Group plc	349,815	860,853

Total Investments (cost $175,310,432) (a) — 98.2%		224,877,293
Other assets in excess of liabilities — 1.8%		4,140,686

NET ASSETS — 100.0%		$229,017,979

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

FR	France

Ltd.	Limited

NL	Netherlands

NV	Public Traded Company

NYRS	New York Registry Shares

plc	Public Limited Company

REG	Registered Shares

UK	United Kingdom

11

Statement of Investments (Continued)

December 31, 2016

Invesco NVIT Comstock Value Fund (Continued)

At December 31, 2016, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	Canadian Imperial Bank of Commerce	01/20/17	(841,919)	$(1,067,608)	$(1,038,102)	$29,506
British Pound	Barclays Bank plc	01/20/17	(845,240)	(1,071,809)	(1,042,196)	29,613
British Pound	Royal Bank of Canada	01/20/17	(841,919)	(1,067,777)	(1,038,102)	29,675
British Pound	Goldman Sachs International	01/20/17	(841,919)	(1,067,730)	(1,038,102)	29,628
Canadian Dollar	Canadian Imperial Bank of Commerce	01/20/17	(2,193,613)	(1,672,102)	(1,634,132)	37,970
Canadian Dollar	Royal Bank of Canada	01/20/17	(2,193,612)	(1,672,333)	(1,634,131)	38,202
Canadian Dollar	Barclays Bank plc	01/20/17	(2,193,612)	(1,672,663)	(1,634,131)	38,532
Canadian Dollar	Goldman Sachs International	01/20/17	(2,193,612)	(1,672,540)	(1,634,131)	38,409
Euro	Canadian Imperial Bank of Commerce	01/20/17	(1,797,419)	(1,913,254)	(1,893,879)	19,375
Euro	Barclays Bank plc	01/20/17	(1,797,420)	(1,913,277)	(1,893,879)	19,398
Euro	Royal Bank of Canada	01/20/17	(1,797,419)	(1,913,019)	(1,893,879)	19,140
Euro	Goldman Sachs International	01/20/17	(1,799,285)	(1,915,180)	(1,895,845)	19,335
Swiss Franc	Canadian Imperial Bank of Commerce	01/20/17	(517,933)	(512,825)	(509,214)	3,611
Swiss Franc	Goldman Sachs International	01/20/17	(517,933)	(512,804)	(509,214)	3,590
Swiss Franc	Barclays Bank plc	01/20/17	(517,933)	(512,843)	(509,215)	3,628
Swiss Franc	Royal Bank of Canada	01/20/17	(515,917)	(510,784)	(507,233)	3,551

Total Short Contracts				$(20,668,548)	$(20,305,385)	$363,163

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
British Pound	Barclays Bank plc	01/20/17	4,346	$5,512	$5,358	$(154)
Canadian Dollar	Barclays Bank plc	01/20/17	16,782	12,794	12,502	(292)
Swiss Franc	Barclays Bank plc	01/20/17	15,429	15,283	15,168	(115)

Total Long Contracts				$33,589	$33,028	$(561)

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2016

Invesco NVIT Comstock Value Fund
Assets:
Investments, at value (cost $175,310,432)	$224,877,293
Cash	3,825,622
Foreign currencies, at value (cost $1,418)	1,414
Interest and dividends receivable	232,129
Receivable for capital shares issued	206,473
Reclaims receivable	54,285
Unrealized appreciation on forward foreign currency contracts (Note 2)	363,163
Prepaid expenses	381

Total Assets	229,560,760

Liabilities:
Payable for capital shares redeemed	292,704
Unrealized depreciation on forward foreign currency contracts (Note 2)	561
Accrued expenses and other payables:
Investment advisory fees	133,482
Fund administration fees	10,989
Distribution fees	35,152
Administrative servicing fees	36,277
Accounting and transfer agent fees	111
Custodian fees	1,316
Compliance program costs (Note 3)	229
Professional fees	13,813
Printing fees	11,320
Other	6,827

Total Liabilities	542,781

Net Assets	$229,017,979

Represented by:
Capital	$183,932,266
Accumulated undistributed net investment income	4,426,184
Accumulated net realized losses from investments, forward and foreign currency transactions	(9,264,934)
Net unrealized appreciation/(depreciation) from investments	49,566,861
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	362,602
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(5,000)

Net Assets	$229,017,979

13

Statement of Assets and Liabilities (Continued)

December 31, 2016

Invesco NVIT Comstock Value Fund
Net Assets:
Class I Shares	$45,980,349
Class II Shares	164,952,425
Class IV Shares	18,085,205

Total	$229,017,979

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,616,453
Class II Shares	9,440,776
Class IV Shares	1,028,768

Total	13,085,997

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$17.57
Class II Shares	$17.47
Class IV Shares	$17.58

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Year Ended December 31, 2016

Invesco NVIT Comstock Value Fund
INVESTMENT INCOME:
Dividend income	$6,531,618
Interest income	22,866
Foreign tax withholding	(44,626)

Total Income	6,509,858

EXPENSES:
Investment advisory fees	1,465,046
Fund administration fees	126,049
Distribution fees Class II Shares	385,599
Administrative servicing fees Class I Shares	64,473
Administrative servicing fees Class II Shares	231,361
Administrative servicing fees Class IV Shares	24,949
Professional fees	30,800
Printing fees	22,015
Trustee fees	6,576
Custodian fees	7,990
Accounting and transfer agent fees	740
Compliance program costs (Note 3)	902
Other	14,235

Total Expenses	2,380,735

NET INVESTMENT INCOME	4,129,123

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	11,383,235
Net realized gains from forward and foreign currency transactions (Note 2)	882,753

Net realized gains from investments and forward and foreign currency transactions	12,265,988

Net change in unrealized appreciation/(depreciation) from investments	18,454,486
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	91,841
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(644)

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	18,545,683

Net realized/unrealized gains from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	30,811,671

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$34,940,794

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	Invesco NVIT Comstock Value Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$4,129,123	$2,888,231
Net realized gains from investments and forward and foreign currency transactions	12,265,988	19,401,417
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	18,545,683	(37,787,780)

Change in net assets resulting from operations	34,940,794	(15,498,132)

Distributions to Shareholders From:
Net investment income:
Class I	(1,155,407)	(782,943)
Class II	(3,365,176)	(2,693,138)
Class IV	(452,613)	(292,454)

Change in net assets from shareholder distributions	(4,973,196)	(3,768,535)

Change in net assets from capital transactions	(26,804,902)	(12,247,032)

Change in net assets	3,162,696	(31,513,699)

Net Assets:
Beginning of year	225,855,283	257,368,982

End of year	$229,017,979	$225,855,283

Accumulated undistributed net investment income at end of year	$4,426,184	$4,501,251

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,030,172	$3,594,417
Dividends reinvested	1,155,407	782,943
Cost of shares redeemed	(9,831,371)	(10,507,853)

Total Class I Shares	(5,645,792)	(6,130,493)

Class II Shares
Proceeds from shares issued	4,698,088	18,406,900
Dividends reinvested	3,365,176	2,693,138
Cost of shares redeemed	(27,725,963)	(25,185,807)

Total Class II Shares	(19,662,699)	(4,085,769)

Class IV Shares
Proceeds from shares issued	441,727	616,137
Dividends reinvested	452,613	292,454
Cost of shares redeemed	(2,390,751)	(2,939,361)

Total Class IV Shares	(1,496,411)	(2,030,770)

Change in net assets from capital transactions	$(26,804,902)	$(12,247,032)

16

Statements of Changes in Net Assets (Continued)

	Invesco NVIT Comstock Value Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	192,543	221,262
Reinvested	72,391	52,231
Redeemed	(632,269)	(645,289)

Total Class I Shares	(367,335)	(371,796)

Class II Shares
Issued	313,253	1,184,279
Reinvested	214,521	180,990
Redeemed	(1,809,730)	(1,582,632)

Total Class II Shares	(1,281,956)	(217,363)

Class IV Shares
Issued	27,513	38,619
Reinvested	28,334	19,497
Redeemed	(153,936)	(180,393)

Total Class IV Shares	(98,089)	(122,277)

Total change in shares	(1,747,380)	(711,436)

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Invesco NVIT Comstock Value Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2016	$15.31	0.33	2.36	2.69	(0.43)	(0.43)	$17.57	17.89%		$45,980,349	0.93%	2.11%	0.93%	17.26%
Year Ended December 31, 2015	$16.62	0.22	(1.27)	(1.05)	(0.26)	(0.26)	$15.31	(6.30%	)	$45,696,363	0.92%	1.36%	0.92%	16.59%
Year Ended December 31, 2014	$15.49	0.25	1.17	1.42	(0.29)	(0.29)	$16.62	9.17%		$55,769,762	0.92%	1.53%	0.92%	20.21%
Year Ended December 31, 2013	$11.42	0.16	3.91	4.07	–	–	$15.49	35.64%		$53,342,206	0.93%	1.18%	0.93%	16.28%
Year Ended December 31, 2012	$9.76	0.17	1.63	1.80	(0.14)	(0.14)	$11.42	18.46%		$36,558,677	0.94%	1.55%	0.94%	14.32%

Class II Shares
Year Ended December 31, 2016	$15.19	0.29	2.34	2.63	(0.35)	(0.35)	$17.47	17.57%		$164,952,425	1.18%	1.86%	1.18%	17.26%
Year Ended December 31, 2015	$16.53	0.18	(1.26)	(1.08)	(0.26)	(0.26)	$15.19	(6.51%	)	$162,893,521	1.17%	1.11%	1.17%	16.59%
Year Ended December 31, 2014	$15.37	0.20	1.17	1.37	(0.21)	(0.21)	$16.53	8.93%		$180,829,787	1.17%	1.28%	1.17%	20.21%
Year Ended December 31, 2013	$11.36	0.13	3.88	4.01	–	–	$15.37	35.30%		$177,450,075	1.18%	0.94%	1.18%	16.28%
Year Ended December 31, 2012	$9.71	0.14	1.62	1.76	(0.11)	(0.11)	$11.36	18.17%		$133,606,077	1.19%	1.30%	1.19%	14.32%

Class IV Shares
Year Ended December 31, 2016	$15.32	0.33	2.37	2.70	(0.44)	(0.44)	$17.58	17.89%		$18,085,205	0.93%	2.11%	0.93%	17.26%
Year Ended December 31, 2015	$16.63	0.22	(1.27)	(1.05)	(0.26)	(0.26)	$15.32	(6.29%	)	$17,265,399	0.92%	1.36%	0.92%	16.59%
Year Ended December 31, 2014	$15.49	0.25	1.17	1.42	(0.28)	(0.28)	$16.63	9.21%		$20,769,433	0.92%	1.54%	0.92%	20.21%
Year Ended December 31, 2013	$11.42	0.16	3.91	4.07	–	–	$15.49	35.64%		$21,015,057	0.93%	1.20%	0.93%	16.28%
Year Ended December 31, 2012	$9.76	0.17	1.63	1.80	(0.14)	(0.14)	$11.42	18.47%		$18,267,479	0.94%	1.55%	0.94%	14.32%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Invesco NVIT Comstock Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company and Nationwide Life (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II, and Class IV shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

On December 7, 2016, the Board of Trustees of the Trust (the “Board of Trustees”) approved the termination of Invesco Advisers, Inc. as subadviser to the Fund and approved the appointment of BlackRock Investment Management, LLC to subadvise the Fund. The change is effective January 10, 2017 (the “Effective Date”). As of the Effective Date, the Fund will be renamed “BlackRock NVIT Equity Dividend Fund.”

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

19

Notes to Financial Statements (Continued)

December 31, 2016

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets

20

Notes to Financial Statements (Continued)

December 31, 2016

and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$4,568,737	$—	$—	$4,568,737
Automobiles	4,255,323	—	—	4,255,323
Banks	51,305,094	—	—	51,305,094
Beverages	953,621	—	—	953,621
Biotechnology	5,418,347	—	—	5,418,347
Building Products	3,130,728	—	—	3,130,728
Capital Markets	14,739,841	—	—	14,739,841
Chemicals	1,401,332	—	—	1,401,332
Communications Equipment	5,247,371	—	—	5,247,371
Consumer Finance	2,943,459	—	—	2,943,459
Containers & Packaging	1,984,656	—	—	1,984,656
Diversified Telecommunication Services	1,491,381	—	—	1,491,381
Electric Utilities	1,358,685	—	—	1,358,685
Electrical Equipment	4,664,448	—	—	4,664,448
Energy Equipment & Services	5,007,926	—	—	5,007,926
Food & Staples Retailing	4,191,922	—	—	4,191,922
Food Products	670,979	—	—	670,979
Health Care Equipment & Supplies	1,525,960	—	—	1,525,960
Health Care Providers & Services	2,415,911	—	—	2,415,911
Hotels, Restaurants & Leisure	6,175,826	—	—	6,175,826
Industrial Conglomerates	2,829,906	—	—	2,829,906
Insurance	13,124,782	—	—	13,124,782
Internet Software & Services	3,730,522	—	—	3,730,522
IT Services	1,554,881	—	—	1,554,881
Machinery	5,981,845	—	—	5,981,845
Media	7,976,162	—	—	7,976,162
Metals & Mining	653,197	—	—	653,197
Multiline Retail	2,340,108	—	—	2,340,108
Oil, Gas & Consumable Fuels	34,041,525	—	—	34,041,525
Personal Products	1,154,238	—	—	1,154,238
Pharmaceuticals	10,614,249	2,504,161	—	13,118,410
Semiconductors & Semiconductor Equipment	2,710,457	—	—	2,710,457
Software	3,938,025	—	—	3,938,025
Specialty Retail	1,151,707	—	—	1,151,707
Technology Hardware, Storage & Peripherals	4,384,684	—	—	4,384,684
Textiles, Apparel & Luxury Goods	1,874,444	—	—	1,874,444
Wireless Telecommunication Services	—	860,853	—	860,853
Total Common Stocks	$221,512,279	$3,365,014	$—	$224,877,293
Forward Foreign Currency Contracts	—	363,163	—	363,163
Total Assets	$221,512,279	$3,728,177	$—	$225,240,456

Liabilities:
Forward Foreign Currency Contracts	$—	$(561)	$—	$(561)
Total Liabilities	$—	$(561)	$—	$(561)
Total	$221,512,279	$3,727,616	$—	$225,239,895

21

Notes to Financial Statements (Continued)

December 31, 2016

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts,” if applicable.

22

Notes to Financial Statements (Continued)

December 31, 2016

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$363,163
Total		$363,163

Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(561)
Total		$(561)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$882,753
Total	$882,753

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$91,841
Total	$91,841

The following tables provide a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased(a)	$699,830
Average Settlement Value Sold	$19,450,497

(a)	The Fund entered into long forward foreign currency contracts from February 18, 2016 through March 18, 2016, June 24, 2016 through July 22, 2016, and again from December 13, 2016 through December 31, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The

23

Notes to Financial Statements (Continued)

December 31, 2016

provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2016:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$363,163	$—	$363,163
Total	$363,163	$—	$363,163

Amounts designated as “—” are zero.

Financial Assets, Derivative Assets and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Assets
Barclays Bank PLC	$91,171	$(561)	$—	$90,610
Canadian Imperial Bank of Commerce	90,462	—	—	90,462
Goldman Sachs International	90,962	—	—	90,962
Royal Bank of Canada	90,568	—	—	90,568
Total	$363,163	$(561)	$—	$362,602

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(561)	$—	$(561)
Total	$(561)	$—	$(561)

Amounts designated as “—” are zero.

24

Notes to Financial Statements (Continued)

December 31, 2016

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$(561)	561	—	$—
Total	$(561)	$561	$—	$—

Amounts designated as “—” are zero.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to foreign currency gains or losses and non-taxable dividends. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from investments, forward and foreign currency transactions
$—	$769,006	$(769,006)

Amount designated as “—” is zero or has been rounded to zero.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal

25

Notes to Financial Statements (Continued)

December 31, 2016

Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Invesco Advisers, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $50 million	0.80%
$50 million up to $250 million	0.65%
$250 million up to $500 million	0.60%
$500 million and more	0.55%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate was 0.69%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

26

Notes to Financial Statements (Continued)

December 31, 2016

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $126,049 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year endedDecember 31, 2016, the Fund’s portion of such costs amounted to $902.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15%, 0.15%, 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $320,783.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000.Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered

27

Notes to Financial Statements (Continued)

December 31, 2016

Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $36,171,285 and sales of $54,762,315 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

28

Notes to Financial Statements (Continued)

December 31, 2016

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2016, the Fund recaptured $1,631 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,973,196	$—	$4,973,196	$—	$4,973,196

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$3,768,535	$—	$3,768,535	$—	$3,768,535

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$4,788,786	$—	$4,788,786	$(7,051,914)	$47,348,841	$45,085,713

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$177,523,452	$58,325,249	$(10,971,408)	$47,353,841

As of December 31, 2016, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

29

Notes to Financial Statements (Continued)

December 31, 2016

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$7,051,914	2017

During the year ended December 31, 2016, the Fund had capital loss carryforwards that were utilized of $11,052,730 and are no longer eligible to offset future capital gains, if any.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Invesco NVIT Comstock Value Fund (now known as BlackRock NVIT Equity Dividend Fund):

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco NVIT Comstock Value Fund, now known as BlackRock NVIT Equity Dividend Fund, (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

31

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 92.04%.

Initial Approval of Subadvisory Agreement

At the December 7, 2016 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund) (the “Fund”), the termination of Invesco Advisers, Inc. (“Invesco”) as subadviser to the Fund and the appointment of BlackRock Investment Management, LLC (“BlackRock”) as subadviser to the Fund pursuant to a new Subadvisory Agreement (the “Subadvisory Agreement”). The appointment of BlackRock coincided with a change in the Fund’s investment strategy to a dividend-paying value equity strategy, and the change of the name of the Fund to its current name. The Trustees were provided with detailed materials relating to BlackRock in advance of the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the Subadvisory Agreement.

In making the determination as to the appointment of BlackRock as the Fund’s subadviser upon the termination of Invesco, the Board took into account information provided to it as to BlackRock, including information relating to BlackRock’s investment strategy and process, and the experience of the investment personnel of BlackRock who would be managing the Fund. The Trustees considered information concerning the past performance record of BlackRock managing investment strategies comparable to the strategy it would use in managing the Fund’s assets, and the basis on which Nationwide Fund Advisors (“NFA”) determined to propose BlackRock to serve as subadviser to the Fund. The Board considered that the non-compensatory terms of the Subadvisory Agreement are substantially similar in all material respects to the terms of the subadvisory agreements that the Trust currently has in place with other unaffiliated subadvisers.

The Board considered the fee that would be payable to BlackRock under the Subadvisory Agreement. The Board noted that the fee rate and breakpoints of the Subadvisory Agreement differed from those under the subadvisory agreement with Invesco. The Board considered that NFA was proposing to change the advisory fee payable to it by the Fund, and that at no asset level would the effective advisory fee rate payable to NFA be any higher than it would under the current fee structure. The Board also considered that NFA proposed to implement an expense cap for the Fund that would reduce its advisory fee.

The Board considered NFA’s statement that, at current asset levels, the subadvisory fee would be lower than under the agreement with Invesco, but that any resulting savings to NFA would be offset by the amount of the new expense limitation. The Board also considered NFA’s statement that the combination of the new subadvisory fee rates and the changes to NFA’s advisory fee would cause NFA’s earnings (the difference between its advisory fee and subadvisory fees paid by it) to decline more as assets grow over time than under the arrangements previously in effect. The Board noted NFA’s statement that it anticipated that Lipper, Inc. would assign the Fund to its equity income category upon the appointment of BlackRock as the Fund’s subadviser.

The Board determined to defer any review of potential fallout benefits of the Subadvisory Agreement to BlackRock, if any, until BlackRock had served as subadviser for a reasonable period of time.

After discussion and consideration among themselves, and with NFA, Trust counsel, and independent legal counsel, the Trustees concluded that the nature, extent, and quality of the investment advisory services to be provided to the Fund by BlackRock appeared reasonable and appropriate; that the prospects for satisfactory investment performance of the Fund appeared reasonable; and that the fees to be paid to BlackRock appeared fair and reasonable in light of the information provided.

Based on these and other considerations, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, unanimously approved the Subadvisory Agreement for a two-year period commencing from the execution of the Subadvisory Agreement.

32

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

33

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

34

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

35

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

36

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

37

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

38

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

39

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

40

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

41

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

42

Annual Report

December 31, 2016

NVIT Core Bond Fund

AR-CB 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Core Bond Fund

For the annual period ended December 31, 2016, the NVIT Core Bond Fund (Class Y) returned 5.51% versus 2.65% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 32 funds as of December 31, 2016) was 4.26% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The economy in 2016 was marked by slow but broad-based growth and an uptick in the rate of inflation. Real gross domestic product (GDP) advanced at its weakest pace since 2009 this year, as inventories were drawn down, consumer spending slowed, and capital spending remained soft. Still, both capex and trade improved in 2016, and by the end of the year, every major GDP component was back in positive territory.

The deceleration in consumption growth came in spite of continued improvement in the labor market. Payroll employment again increased at a healthy rate and wage growth accelerated further after finally perking up in 2015. The tighter market also boosted labor force growth, as the participation rate rose for the first time in a decade.

Perhaps the most notable trend of 2016, however, was the pickup in inflation. Commodity prices bottomed early in the year and rose strongly through the spring and summer. Headline inflation consequently moved above 1.0% for the first time in more than a year. More important, core inflation continued to edge higher, hitting at one point its fastest annual pace since 2008. The U.S. Federal Reserve responded with one rate hike at the end of the year, matching the increase in 2015.

Other central banks continued to pursue more accommodative policies on balance, although the degree of easing was modest relative to earlier in the cycle. Global growth largely mirrored that of the U.S. in 2016 – slow, steady and broadly distributed.

Ten-year treasuries, which began the year at 2.25%, followed a bumpy path throughout the year. The yield dropped sharply to under 1.40% post Brexit (the UK’s vote to leave the European Union), but rose to 2.45% by the end of the year due to a rally after the U.S. election. Despite intentions for the Federal Reserve to raise interest rates, U.S. rate levels remain attractive relative to many of our peers. There is an estimated $11 trillion in debt worldwide that trades at negative yields. This created significant technical demand for U.S. Treasuries.

The story over the full year was the sharp reduction in oil prices, with Brent crude breaking through the $30-dollar level in January, followed by a rally to end the year nearly unchanged. While there were stresses in oil-related credits during the year, energy bond prices outperformed as the worst fears of sustained low oil prices faded. Overall credit spreads were tighter during the period with BBB-rated credits outperforming A-rated issues. Longer duration and lower-quality holdings provided the strongest performance on the decline in yields.

The Fund’s overweight positions in investment-grade and non-investment-grade corporate credit were the primary drivers of positive returns relative to the benchmark. During the year, the Fund employed derivatives to manage duration exposure. Derivatives included the use of Treasury futures as well as options on Treasury futures. The use of futures is a more-efficient means by which the Portfolio Managers hedge the Fund’s exposure to changes in interest rates.

The Fund remains overweight in investment-grade and non-investment-grade corporate credit on the basis of continued economic growth and maintains positioning for yields to gradually rise.

4

Fund Commentary (con’t.)	NVIT Core Bond Fund

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck; Gary S. Davis, CFA; and Corsan Maley

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to the risks of investing in foreign securities (which may be volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Core Bond Fund

Asset Allocation†

Corporate Bonds	58.1%
Asset-Backed Securities	16.1%
Mortgage-Backed Securities	11.3%
Collateralized Mortgage Obligations	3.4%
Commercial Mortgage-Backed Securities	2.6%
Repurchase Agreements	2.2%
Municipal Bonds	2.2%
Loan Participations	1.8%
U.S. Government Agency Securities	1.5%
U.S. Treasury Obligation	1.3%
Foreign Government Security	0.1%
Futures Contracts††	(0.0)%
Liabilities in excess of other assets	(0.6)%
100.0%

Top Industries†††

Banks	7.7%
Oil, Gas & Consumable Fuels	6.1%
Equity Real Estate Investment Trusts (REITs)	3.3%
Insurance	3.1%
Electric Utilities	2.8%
Media	2.8%
Diversified Telecommunication Services	2.6%
Multi-Utilities	2.3%
Pharmaceuticals	2.3%
Food Products	2.2%
Other Industries*	64.8%
100.0%

Top Holdings†††

FNMA Pool, 3.00%, 09/01/46	6.0%
FNMA Pool, 3.00%, 11/01/46	3.6%
Thacher Park CLO Ltd., 3.08%, 10/20/26	1.9%
U.S. Treasury Note, 1.75%, 11/30/21	1.3%
NRZ Advance Receivables Trust Advance Receivables Backed, 2.83%, 10/16/51	1.3%
Tennessee Valley Authority, 5.88%, 04/01/36	1.0%
VOLT XLI LLC, 4.25%, 02/26/46	1.0%
Babson CLO Ltd., 3.18%, 01/15/26	1.0%
Murphy Oil Corp., 4.70%, 12/01/22	1.0%
Chase Mortgage Trust, 3.75%, 12/25/45	0.9%
Other Holdings*	81.0%
100.0%

Objective

The Fund seeks a high level of current income consistent with preserving capital.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class Y) returned 5.51%, outperforming the benchmark by 2.86% and the Lipper peer category median by 1.25%

•	The Fund overweight positions in investment-grade and non-investment-grade corporate credit were the primary drivers of positive returns relative to the benchmark

•	The Fund employed derivatives such as Treasury futures and options on Treasury futures to manage duration exposure

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

6

Fund Performance	NVIT Core Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	Inception[2]
Class I	5.35%	3.04%	4.18%
Class II	5.00%	2.76%	3.91%
Class Y	5.51%	3.18%	4.33%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	2.02%
CPI	2.07%	1.36%	1.41%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio^
Class I	0.59%
Class II	0.84%
Class Y	0.44%

^	Current effective prospectus dated April 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Core Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Core Bond Fund since inception through 12/31/16 versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Core Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Core Bond Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	988.30	3.00	0.60
	Hypothetical	(a)(b)	1,000.00	1,022.12	3.05	0.60
Class II Shares	Actual	(a)	1,000.00	986.70	4.24	0.85
	Hypothetical	(a)(b)	1,000.00	1,020.86	4.32	0.85
Class Y Shares	Actual	(a)	1,000.00	988.90	2.25	0.45
	Hypothetical	(a)(b)	1,000.00	1,022.87	2.29	0.45

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

NVIT Core Bond Fund

Asset-Backed Securities 16.1%

	Principal Amount	Market Value

Airlines 2.9%
Air Canada Pass Through Trust, Series 2015-1, Class B, 3.88%, 03/15/23 (a)	$12,111,122	$11,687,233
American Airlines Pass Through Trust
Series 2013-2 4.95%, 01/15/23	9,229,767	9,841,238
Series 2015-1, Class B, 3.70%, 05/01/23	4,287,424	4,180,239
British Airways Pass Through Trust, Series 2013-1, Class A, 4.63%, 06/20/24 (a)	8,714,362	9,269,903
Continental Airlines Pass-Through Trust, Series 2000-2, Class A-1, 7.71%, 04/02/21	147,465	159,262
Spirit Airlines Pass Through Trust, Series 2015-1, Class A, 4.10%, 04/01/28	7,728,422	7,884,536

		43,022,411

Automobiles 1.3%
First Investors Auto Owner Trust, Series 2015-1A, Class A3, 1.71%, 11/16/20 (a)	10,000,000	10,003,722
Flagship Credit Auto Trust, Series 2016-1, Class A, 2.77%, 12/15/20 (a)	8,978,918	9,045,951

		19,049,673

Other 11.9%
Apidos CLO XIX, Series 2014-19A, Class B, 3.33%, 10/17/26 (a)(b)	5,000,000	4,996,135
Babson CLO Ltd., Series 2014-3A, Class B1, 3.18%, 01/15/26 (a)(b)	15,000,000	14,987,610
CVS Pass-Through Trust, 6.94%, 01/10/30	10,888,531	12,771,060
Dryden 34 Senior Loan Fund, Series 2014-34A, Class A, 2.31%, 10/15/26 (a)(b)	6,000,000	6,004,482
Entergy Arkansas, Inc., 3.50%, 04/01/26	8,255,000	8,412,233
Golden Bear LLC, Series 2016-1A, Class A, 3.75%, 09/20/47 (a)(c)	4,782,921	4,707,829
HERO Funding Trust, Series 2015-2A, Class A, 3.99%, 09/20/40 (a)	7,761,651	7,916,884
Neuberger Berman CLO XVI Ltd.
Series 2014-16A, Class A1R, 2.33%, 04/15/26 (a)(b)	4,000,000	4,001,180
Series 2014-16A, Class B2R, 2.98%, 04/15/26 (a)(b)	2,000,000	2,003,952

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
Newcastle Mortgage Securities Trust, Series 2006-1, Class M2, 1.13%, 03/25/36 (b)	$12,000,000	$10,910,166
NRZ Advance Receivables Trust Advance Receivables Backed
Series 2016-T1, Class AT1, 2.75%, 06/15/49 (a)	9,000,000	8,966,250
Series 2016-T3, Class AT3, 2.83%, 10/16/51 (a)	20,000,000	19,540,840
Ocwen Master Advance Receivables Trust, Series 2016-T2, Class AT2, 2.72%, 08/16/49 (a)	8,150,000	8,127,078
Structured Asset Investment Loan Trust, Series 2004-7, Class A7, 1.60%, 08/25/34 (b)	6,604,054	6,483,328
Thacher Park CLO Ltd., Series 2014-1A, Class B, 3.08%, 10/20/26 (a)(b)	28,000,000	27,976,760
VOLT XLI LLC, Series 2016-NPL1, Class A1, 4.25%, 02/26/46 (a)(d)	14,998,166	15,157,168
VOLT XLII LLC, Series 2016-NPL2, Class A1, 4.25%, 03/26/46 (a)(d)	3,871,887	3,898,794
VOLT XXX LLC, Series 2015-NPL1, Class A1, 3.62%, 10/25/57 (a)(d)	8,016,646	8,017,377
VOLT XXXVII LLC, Series 2015-NP11, Class A1, 3.62%, 07/25/45 (a)(d)	3,565,363	3,561,925

		178,441,051

Total Asset-Backed Securities (cost $238,579,090)		240,513,135

Collateralized Mortgage Obligations 3.4%
Chase Mortgage Trust
Series 2016-1, Class M2, 3.75%, 04/25/45 (a)(b)	2,520,853	2,503,831
Series 2016-2, Class M2, 3.75%, 12/25/45 (a)(b)	14,290,816	14,168,990
Citigroup Mortgage Loan Trust, Series 2015-A, Class A1, 3.50%, 06/25/58 (a)(b)	3,367,146	3,418,077
FHLMC REMIC
Series 2653, Class C, 3.88%, 06/15/23	1,942,111	1,985,821
Series 3036, Class TM, 4.50%, 12/15/34	630,675	636,211

10

Statement of Investments (Continued)

December 31, 2016

NVIT Core Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

FHLMC REMIC (continued)
Series 3665, Class KA, 3.00%, 05/15/36	$1,727,875	$1,763,956
Series 3540, Class LN, 4.50%, 04/15/38	486,019	488,529
FNMA REMIC
Series 2010-86, Class VB, 3.00%, 05/25/28	182,618	182,903
Series 2007-6, Class PA, 5.50%, 02/25/37	490,001	520,579
Series 2010-122, Class TG, 3.00%, 04/25/39	1,996,485	2,042,203
Series 2009-78, Class BM, 4.00%, 06/25/39	1,121,459	1,166,202
GNMA
Series 2010-61, Class PC, 4.50%, 02/20/37	810,439	814,757
Series 2010-6, Class PC, 5.00%, 03/16/37	2,242,343	2,266,197
Series 2010-37, Class ML, 4.50%, 12/20/38	5,180,245	5,370,355
Series 2010-112, Class QM, 2.50%, 09/20/39	1,808,662	1,819,140
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A5, 1.70%, 11/25/34 (b)	674,315	658,211
New Residential Mortgage Loan Trust
Series 2014-2A, Class A3, 3.75%, 05/25/54 (a)(b)	2,501,632	2,565,843
Series 2016-4A, Class A1, 3.75%, 11/25/56 (a)(b)	3,664,063	3,789,543
RALI Series Trust, Series 2004-QS2, Class CB, 5.75%, 02/25/34	3,862,147	3,948,880

Total Collateralized Mortgage Obligations (cost $50,670,894)		50,110,228

Commercial Mortgage-Backed Securities 2.6%
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A3B, 5.71%, 12/10/49 (b)	273,478	272,995
COMM Mortgage Trust, Series 2014-TWC, Class B, 2.20%, 02/13/32 (a)(b)	10,000,000	9,999,999
Commercial Mortgage Trust, Series 2007-GG9, Class AM, 5.48%, 03/10/39	481,545	481,372
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.00%, 11/10/46 (a)	2,250,000	2,441,061

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

GS Mortgage Securities Trust, Series 2006-GG8, Class AM, 5.59%, 11/10/39	$443,178	$442,974
LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.11%, 04/15/41 (b)	1,134,975	1,176,647
Morgan Stanley Capital I Trust
Series 2007-IQ16, Class A4, 5.81%, 12/12/49	717,497	728,054
Series 2011-C1, Class A4, 5.03%, 09/15/47 (a)(b)	3,000,000	3,273,393
Series 2014-CPT, Class AM, 3.40%, 07/13/29 (a)(b)	3,500,000	3,587,011
Series 2014-CPT, Class C, 3.45%, 07/13/29 (a)(b)	11,000,000	11,071,351
Series 2015-MS1, Class ASB, 3.46%, 05/15/48	5,000,000	5,088,535

Total Commercial Mortgage-Backed Securities (cost $38,391,711)		38,563,392

Corporate Bonds 58.1%
Aerospace & Defense 0.6%
Lockheed Martin Corp.,
3.55%, 01/15/26	5,250,000	5,363,988
United Technologies Corp.,
4.15%, 05/15/45	4,000,000	4,039,960

		9,403,948

Automobiles 0.9%
Hyundai Capital America,
2.88%, 08/09/18 (a)	5,000,000	5,058,215
2.60%, 03/19/20 (a)	8,000,000	7,944,080

		13,002,295

Banks 7.7%
Bank of America Corp.,
1.92%, 01/15/19 (b)	10,000,000	10,089,470
4.20%, 08/26/24	5,000,000	5,093,520
Series L, 3.95%, 04/21/25	3,500,000	3,484,211
4.25%, 10/22/26	3,000,000	3,036,318
Series L, 4.18%, 11/25/27	4,000,000	4,002,556
BNP Paribas SA,
4.38%, 05/12/26 (a)	3,500,000	3,449,600
Citigroup, Inc.,
2.50%, 07/29/19	5,000,000	5,034,275
4.45%, 09/29/27	5,000,000	5,079,230
Citizens Financial Group, Inc.,
4.35%, 08/01/25	6,200,000	6,228,923
4.30%, 12/03/25	4,000,000	4,063,272
CoBank ACB,
1.56%, 06/15/22 (b)	10,000,000	9,564,670

11

Statement of Investments (Continued)

December 31, 2016

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Cooperatieve Rabobank UA,
4.63%, 12/01/23	$5,000,000	$5,260,450
Fifth Third Bank,
2.88%, 10/01/21	5,000,000	5,059,480
HSBC Bank USA NA,
4.88%, 08/24/20	3,000,000	3,180,372
HSBC Holdings plc,
4.38%, 11/23/26	5,000,000	5,037,120
Huntington Bancshares, Inc.,
7.00%, 12/15/20 (e)	2,500,000	2,830,630
2.30%, 01/14/22	5,000,000	4,849,425
JPMorgan Chase & Co.,
Series 1, 7.90%, 04/30/18 (f)	1,000,000	1,035,500
3.88%, 09/10/24	3,000,000	3,035,511
4.95%, 06/01/45	1,500,000	1,599,464
People’s United Bank NA,
4.00%, 07/15/24	2,000,000	1,970,104
PNC Bank NA,
2.70%, 11/01/22	10,300,000	10,139,495
UBS Group Funding Jersey Ltd.,
2.95%, 09/24/20 (a)	5,000,000	5,002,205
2.65%, 02/01/22 (a)	5,000,000	4,859,475
4.13%, 04/15/26 (a)(e)	2,000,000	2,045,448

		115,030,724

Beverages 1.7%
Anheuser-Busch InBev Finance, Inc.,
3.30%, 02/01/23	7,000,000	7,124,124
3.65%, 02/01/26	6,000,000	6,091,140
4.90%, 02/01/46	2,000,000	2,161,740
Dr. Pepper Snapple Group, Inc.,
3.40%, 11/15/25	6,000,000	5,988,996
Molson Coors Brewing Co.,
3.00%, 07/15/26 (e)	4,500,000	4,253,904

		25,619,904

Biotechnology 1.6%
AbbVie, Inc.,
2.30%, 05/14/21	3,500,000	3,429,251
3.60%, 05/14/25	6,000,000	5,942,928
3.20%, 05/14/26	2,000,000	1,902,854
Celgene Corp.,
2.88%, 08/15/20	4,000,000	4,045,820
4.63%, 05/15/44	2,350,000	2,300,930
Gilead Sciences, Inc.,
4.80%, 04/01/44	3,000,000	3,115,098
4.50%, 02/01/45	2,500,000	2,497,897

		23,234,778

Capital Markets 0.7%
FMR LLC,
7.49%, 06/15/19 (a)	3,250,000	3,631,241
6.50%, 12/14/40 (a)	3,000,000	3,695,319
5.15%, 02/01/43 (a)	1,000,000	1,054,419

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets (continued)
Morgan Stanley,
5.75%, 01/25/21	$2,000,000	$2,219,152

		10,600,131

Chemicals 1.9%
Agrium, Inc.,
3.38%, 03/15/25 (e)	2,250,000	2,179,449
7.13%, 05/23/36	1,500,000	1,877,001
5.25%, 01/15/45	2,500,000	2,603,443
CF Industries, Inc.,
7.13%, 05/01/20	5,000,000	5,450,000
Cytec Industries, Inc.,
3.50%, 04/01/23	5,000,000	4,808,675
3.95%, 05/01/25	5,750,000	5,442,645
Mosaic Global Holdings, Inc.,
7.38%, 08/01/18	5,000,000	5,330,970

		27,692,183

Commercial Services & Supplies 0.1%
Clean Harbors, Inc.,
5.13%, 06/01/21	1,800,000	1,840,860

Communications Equipment 0.3%
Cisco Systems, Inc.,
2.20%, 09/20/23	5,250,000	5,050,259

Consumer Finance 1.6%
Ford Motor Credit Co. LLC,
3.16%, 08/04/20	5,500,000	5,540,887
3.22%, 01/09/22	3,500,000	3,460,790
3.10%, 05/04/23	2,000,000	1,931,438
Navient Solutions, Inc.,
0.00%, 10/03/22 (g)	14,956,000	12,790,326

		23,723,441

Containers & Packaging 0.2%
Ball Corp.,
4.38%, 12/15/20	2,625,000	2,743,125

Diversified Financial Services 1.9%
GE Capital International Funding Co. Unlimited Co.,
2.34%, 11/15/20	10,713,000	10,707,890
Shell International Finance BV,
3.25%, 05/11/25	4,000,000	3,996,720
4.38%, 05/11/45	3,000,000	3,038,931
Siemens Financieringsmaatschappij NV,
2.90%, 05/27/22 (a)	1,500,000	1,511,259
3.25%, 05/27/25 (a)	9,000,000	9,024,003

		28,278,803

12

Statement of Investments (Continued)

December 31, 2016

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services 2.6%
AT&T, Inc.,
3.80%, 03/15/22	$5,000,000	$5,125,695
3.60%, 02/17/23	6,000,000	6,051,120
3.40%, 05/15/25	5,500,000	5,301,027
CCO Holdings LLC,
5.13%, 02/15/23	500,000	513,750
5.75%, 02/15/26 (a)	1,800,000	1,863,000
Verizon Communications, Inc.,
2.55%, 06/17/19	7,000,000	7,098,658
5.15%, 09/15/23 (e)	5,000,000	5,528,715
3.50%, 11/01/24	4,000,000	3,987,168
2.63%, 08/15/26 (e)	3,750,000	3,452,070

		38,921,203

Electric Utilities 2.9%
Edison International,
2.95%, 03/15/23	2,000,000	1,976,490
Emera US Finance LP,
3.55%, 06/15/26 (a)	3,750,000	3,686,362
Eversource Energy,
2.50%, 03/15/21	10,000,000	9,928,880
ITC Holdings Corp.,
6.05%, 01/31/18 (a)	4,150,000	4,328,060
3.65%, 06/15/24	7,000,000	7,016,037
NextEra Energy Capital Holdings, Inc.,
2.70%, 09/15/19	5,000,000	5,063,290
Pacific Gas & Electric Co.,
2.95%, 03/01/26	4,500,000	4,408,704
Public Service Co. of Colorado,
2.90%, 05/15/25	2,000,000	1,980,326
Southern Co. (The),
2.35%, 07/01/21	4,500,000	4,423,563

		42,811,712

Energy Equipment & Services 2.2%
BP AMI Leasing, Inc.,
5.52%, 05/08/19 (a)	3,000,000	3,218,544
Helmerich & Payne International Drilling Co.,
4.65%, 03/15/25	1,200,000	1,239,926
Noble Holding International Ltd.,
3.95%, 03/15/22	10,000,000	9,250,000
Rowan Cos., Inc.,
4.88%, 06/01/22	2,830,000	2,674,350
4.75%, 01/15/24	5,000,000	4,512,500
Schlumberger Holdings Corp.,
4.00%, 12/21/25 (a)(e)	5,000,000	5,239,950
Transocean, Inc.,
7.38%, 04/15/18 (e)	1,500,000	1,522,500
6.50%, 11/15/20 (e)	3,000,000	2,970,000
Weatherford International Ltd.,
6.50%, 08/01/36 (e)	2,700,000	2,166,750

		32,794,520

Corporate Bonds (continued)

	Principal Amount	Market Value

Equity Real Estate Investment Trusts (REITs) 3.4%
CoreCivic, Inc.,
4.13%, 04/01/20 (e)	$2,300,000	$2,294,250
Corporate Office Properties LP,
3.70%, 06/15/21	12,500,000	12,758,300
HERO Funding,
Series 2015-3, Class A, 4.28%, 09/20/41	4,276,405	4,415,388
Kite Realty Group LP,
4.00%, 10/01/26	3,750,000	3,588,304
Liberty Property LP,
3.38%, 06/15/23	1,000,000	994,325
3.75%, 04/01/25	9,000,000	9,047,016
Piedmont Operating Partnership LP,
4.45%, 03/15/24	10,000,000	9,960,590
WEA Finance LLC,
2.70%, 09/17/19 (a)	7,000,000	7,080,129

		50,138,302

Food & Staples Retailing 0.5%
CVS Pass-Through Trust,
6.04%, 12/10/28	6,370,618	7,142,080

Food Products 2.2%
Conagra Brands, Inc.,
4.95%, 08/15/20	1,091,000	1,160,318
3.20%, 01/25/23	5,663,000	5,657,750
Grupo Bimbo SAB de CV,
3.88%, 06/27/24 (a)	4,000,000	3,979,428
Kraft Heinz Foods Co.,
3.50%, 06/06/22	10,000,000	10,169,710
Post Holdings, Inc.,
6.75%, 12/01/21 (a)(e)	2,800,000	2,989,000
Tyson Foods, Inc.,
3.95%, 08/15/24	9,100,000	9,271,026

		33,227,232

Health Care Equipment & Supplies 0.1%
Becton, Dickinson and Co.,
3.73%, 12/15/24	1,848,000	1,889,805

Health Care Providers & Services 1.7%
Aetna, Inc.,
3.20%, 06/15/26	5,500,000	5,440,979
Dignity Health,
3.13%, 11/01/22	6,000,000	5,885,592
3.81%, 11/01/24	4,000,000	3,980,840
Express Scripts Holding Co.,
4.75%, 11/15/21	5,000,000	5,370,365
3.50%, 06/15/24	5,000,000	4,941,035

		25,618,811

13

Statement of Investments (Continued)

December 31, 2016

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Household Durables 0.7%
Newell Brands, Inc.,
3.15%, 04/01/21	$2,000,000	$2,035,392
3.85%, 04/01/23	4,000,000	4,149,228
4.20%, 04/01/26 (e)	4,000,000	4,175,120

		10,359,740

Independent Power and Renewable Electricity Producers 0.6%
Calpine Corp.,
7.88%, 01/15/23 (a)(e)	3,815,000	3,977,138
Exelon Generation Co. LLC,
4.25%, 06/15/22 (e)	5,000,000	5,175,300

		9,152,438

Industrial Conglomerates 0.4%
General Electric Co.,
6.00%, 08/07/19	573,000	633,088
5.30%, 02/11/21	1,718,000	1,905,361
4.65%, 10/17/21	1,432,000	1,570,818
5.40%, 05/15/22	1,125,000	1,247,139

		5,356,406

Insurance 3.1%
Five Corners Funding Trust,
4.42%, 11/15/23 (a)	12,750,000	13,479,529
Liberty Mutual Group, Inc.,
4.95%, 05/01/22 (a)	8,000,000	8,728,912
MassMutual Global Funding II,
3.60%, 04/09/24 (a)	3,000,000	3,074,199
Metropolitan Life Global Funding I,
3.45%, 12/18/26 (a)	7,500,000	7,569,083
TIAA Asset Management Finance Co. LLC,
2.95%, 11/01/19 (a)	2,000,000	2,034,522
4.13%, 11/01/24 (a)	11,650,000	11,766,896

		46,653,141

IT Services 0.6%
Visa, Inc.,
3.15%, 12/14/25	9,000,000	9,039,474

Media 2.9%
21st Century Fox America, Inc.,
3.70%, 10/15/25 (e)	4,500,000	4,554,693
Charter Communications Operating LLC,
4.91%, 07/23/25	10,000,000	10,539,300
Comcast Corp.,
3.38%, 08/15/25	5,500,000	5,533,209
Discovery Communications LLC,
4.90%, 03/11/26	5,500,000	5,791,599
NBCUniversal Media LLC,
4.38%, 04/01/21	4,000,000	4,321,276

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
Time Warner Cable LLC,
6.75%, 07/01/18	$3,250,000	$3,469,765
Time Warner, Inc.,
3.60%, 07/15/25	8,500,000	8,452,400

		42,662,242

Metals & Mining 0.7%
Freeport-McMoRan, Inc.,
3.88%, 03/15/23 (e)	4,950,000	4,541,625
Glencore Finance Canada Ltd.,
4.95%, 11/15/21 (a)	2,000,000	2,140,000
Kinross Gold Corp.,
6.88%, 09/01/41	4,500,000	4,156,875

		10,838,500

Multi-Utilities 2.3%
Ameren Corp.,
3.65%, 02/15/26	4,900,000	4,924,451
Ameren Illinois Co.,
3.25%, 03/01/25	5,500,000	5,556,243
Black Hills Corp.,
2.50%, 01/11/19	5,000,000	5,019,935
3.95%, 01/15/26	4,640,000	4,737,969
3.15%, 01/15/27	2,000,000	1,913,882
DTE Energy Co.,
Series B, 3.30%, 06/15/22	4,000,000	4,068,968
Southern Co. Gas Capital Corp.,
3.88%, 11/15/25	7,000,000	7,176,610
3.25%, 06/15/26	1,250,000	1,219,741

		34,617,799

Oil, Gas & Consumable Fuels 6.1%
Baytex Energy Corp.,
5.13%, 06/01/21 (a)(e)	4,800,000	4,332,000
Boardwalk Pipelines LP,
4.95%, 12/15/24	4,750,000	4,877,153
BP Capital Markets plc,
3.56%, 11/01/21	8,000,000	8,350,960
Enbridge Energy Partners LP,
5.20%, 03/15/20	4,500,000	4,792,171
Energy Transfer Equity LP,
5.50%, 06/01/27	4,000,000	3,900,000
Energy Transfer Partners LP,
6.50%, 02/01/42	2,000,000	2,160,738
Enterprise Products Operating LLC,
4.85%, 03/15/44	5,000,000	5,048,015
Kinder Morgan Energy Partners LP,
3.95%, 09/01/22	5,000,000	5,133,525
4.15%, 02/01/24	5,000,000	5,068,235
Kinder Morgan, Inc.,
5.55%, 06/01/45	1,500,000	1,577,659
Murphy Oil Corp.,
4.70%, 12/01/22 (e)	15,060,000	14,565,881

14

Statement of Investments (Continued)

December 31, 2016

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Nexen Energy ULC,
7.40%, 05/01/28	$2,000,000	$2,533,024
Noble Energy, Inc.,
3.90%, 11/15/24	7,500,000	7,557,158
Petroleos Mexicanos,
3.50%, 01/30/23	5,000,000	4,590,000
Spectra Energy Partners LP,
4.60%, 06/15/21	2,700,000	2,880,012
4.75%, 03/15/24	8,500,000	9,024,025
WPX Energy, Inc.,
6.00%, 01/15/22	4,800,000	4,920,000

		91,310,556

Pharmaceuticals 1.9%
Actavis Funding SCS,
3.85%, 06/15/24	1,500,000	1,513,376
3.80%, 03/15/25	1,000,000	1,001,178
Actavis, Inc.,
3.25%, 10/01/22	7,000,000	6,971,426
Shire Acquisitions Investments Ireland DAC,
3.20%, 09/23/26	6,000,000	5,606,010
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 07/21/21	6,500,000	6,218,465
2.80%, 07/21/23	4,000,000	3,786,364
3.15%, 10/01/26 (e)	3,500,000	3,226,745

		28,323,564

Road & Rail 0.6%
Burlington Northern Santa Fe LLC,
4.90%, 04/01/44	5,500,000	6,163,404
Union Pacific Corp.,
2.75%, 04/15/23	2,250,000	2,234,050

		8,397,454

Software 0.3%
Oracle Corp.,
2.40%, 09/15/23	5,000,000	4,844,005

Technology Hardware, Storage & Peripherals 0.2%
Apple, Inc.,
2.45%, 08/04/26	4,000,000	3,754,188

Textiles, Apparel & Luxury Goods 0.3%
Levi Strauss & Co.,
6.88%, 05/01/22	4,800,000	5,028,000

Thrifts & Mortgage Finance 1.0%
BPCE SA,
4.50%, 03/15/25 (a)	6,500,000	6,332,762

Corporate Bonds (continued)

	Principal Amount	Market Value

Thrifts & Mortgage Finance (continued)
Santander Bank NA,
8.75%, 05/30/18	$7,500,000	$8,072,145

		14,404,907

Tobacco 1.0%
Altria Group, Inc.,
4.75%, 05/05/21	4,000,000	4,359,192
4.00%, 01/31/24	3,250,000	3,434,005
Reynolds American, Inc.,
4.85%, 09/15/23	7,000,000	7,602,350

		15,395,547

Trading Companies & Distributors 0.1%
GATX Corp.,
5.20%, 03/15/44 (e)	1,000,000	989,531

Water Utilities 0.2%
American Water Capital Corp.,
3.85%, 03/01/24	2,550,000	2,686,922

Wireless Telecommunication Services 0.3%
T-Mobile USA, Inc.,
6.25%, 04/01/21 (e)	4,800,000	4,992,000

Total Corporate Bonds (cost $859,370,555)		867,570,530

Foreign Government Security 0.1%
MEXICO 0.1%
Petroleos Mexicanos,
5.63%, 01/23/46	2,000,000	1,660,000

Total Foreign Government Security (cost $1,985,837)		1,660,000

Loan Participations 1.8%
Air Freight & Logistics 0.1%
Capstone Logistics, 1st Lien Term Loan, 5.50%, 10/07/21	978,815	965,768

Electrical Equipment 0.1%
Sensata Technologies BV, 1st Lien Tranche B Term Loan, 3.02%, 10/14/21	1,960,150	1,969,951

Health Care Providers & Services 0.1%
Community Health Systems, Inc., 1st Lien Tranche G Term Loan, 3.75%, 12/31/19	691,926	669,874
Community Health Systems, Inc., 1st Lien Tranche H Term Loan, 4.00%, 01/27/21	1,273,125	1,230,691

		1,900,565

15

Statement of Investments (Continued)

December 31, 2016

NVIT Core Bond Fund (Continued)

Loan Participations (continued)

	Principal Amount	Market Value

Health Care Technology 0.1%
Advanced Computer, 1st Lien Tranche B Term Loan, 6.50%, 01/31/22	$1,962,538	$1,870,946

Hotels Restaurants & Leisure 0.2%
Scientific Games Corp., 1st Lien Tranche B-2 Term Loan, 6.00%, 10/01/21	1,964,912	1,988,255

IT Services 0.3%
First Data Corp. New Term Loan, 3.76%, 07/08/22	3,032,099	3,063,056
Si Organization/Vencore Inc., 1st Lien Term Loan, 5.75%, 11/23/19	1,802,358	1,820,382

		4,883,438

Pharmaceuticals 0.4%
Valeant Pharmaceuticals International, Inc., 1st Lien Tranche B Term Loan, 5.25%, 08/05/20	5,666,417	5,649,078

Software 0.3%
TIBCO Software, Inc., 1st Lien Tranche B Term Loan, 6.50%, 12/04/20	4,912,500	4,927,876

Speciality Retail 0.2%
Camping World, Inc., Tranche B Term Loan, 4.50%, 11/08/23	1,343,000	1,362,581
PetSmart Inc., 1st Lien Tranche B Term Loan, 4.00%, 03/11/22	1,970,000	1,974,925

		3,337,506

Total Loan Participation (cost $27,248,818)		27,493,383

Mortgage-Backed Securities 11.3%
FNMA Pool
Pool# 464279 4.30%, 07/01/21	1,876,542	1,977,207
Pool# 874296 6.35%, 02/01/25	2,414,664	2,746,003
Pool# 464969 6.34%, 04/01/28	2,442,878	2,909,255
Pool# 468516 5.17%, 06/01/28	928,546	1,038,220
Pool# AM7073 6.41%, 01/01/30	1,535,691	1,709,967
Pool# 468127 5.70%, 05/01/41	1,222,799	1,405,738

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# AR9398 3.50%, 06/01/43	$2,615,460	$2,695,912
Pool# AN0360 3.95%, 12/01/45	10,000,000	10,105,241
Pool# AS7908 3.00%, 09/01/46	90,000,000	89,506,263
Pool# BC9003 3.00%, 11/01/46	55,000,000	54,698,272

Total Mortgage-Backed Securities (cost $172,014,123)		168,792,078

Municipal Bonds 2.2%
California 1.4%
Northern California Power Agency, RB, Series B, 7.31%, 06/01/40	3,885,000	4,920,586
State of California, GO
5.70%, 11/01/21	10,250,000	11,760,030
6.65%, 03/01/22	4,000,000	4,734,480

		21,415,096

District of Columbia 0.8%
Metropolitan Washington Airports Authority, RB
Series D, 7.46%, 10/01/46	6,000,000	8,399,040
Series D, 8.00%, 10/01/47	2,000,000	2,644,400

		11,043,440

Total Municipal Bonds (cost $29,748,560)		32,458,536

U.S. Government Agency Securities 1.5%
FHLB 5.00%, 03/12/21	5,000,000	5,600,065
FNMA 0.00%, 06/01/17	1,000,000	997,102
Tennessee Valley Authority 5.88%, 04/01/36	11,793,000	15,557,090

Total U.S. Government Agency Securities (cost $20,671,168)		22,154,257

U.S. Treasury Obligation 1.3%
U.S. Treasury Note, 1.75%, 11/30/21 (e)	20,000,000	19,850,780

Total U.S. Treasury Obligation (cost $19,747,562)		19,850,780

16

Statement of Investments (Continued)

December 31, 2016

NVIT Core Bond Fund (Continued)

Repurchase Agreements 2.2%

	Principal Amount	Market Value

Bank of America NA, 0.50%, dated 12/30/16, due 01/03/17, repurchase price $8,000,444, collateralized by U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $8,160,000. (h)(i)	$8,000,000	$8,000,000
BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $10,000,544, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 01/05/17 - 08/01/46; total market value $10,200,000. (h)(i)	10,000,000	10,000,000
ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $15,589,809, collateralized by U.S. Government Agency Securities, ranging from 2.24% - 4.00%, maturing 11/01/26 - 05/01/46; total market value $15,900,722. (h)(i)	15,588,943	15,588,943

Total Repurchase Agreements (cost $33,588,943)		33,588,943

Total Investments (cost $1,492,017,261) (j) — 100.6%		1,502,755,262
Liabilities in excess of other assets — (0.6)%		(8,525,856)

NET ASSETS — 100.0%		$1,494,229,406

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2016 was $379,784,950 which represents 25.42% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2016. The maturity date represents the actual maturity date.
(c)	Fair valued security

(d)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2016.

(e)	The security or a portion of this security is on loan at December 31, 2016. The total value of securities on loan at
December 31, 2016 was $69,836,957, which was collateralized by repurchase agreements with a total value of $33,588,943 and $38,300,295 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.13%, and maturity dates ranging from 01/19/17 - 08/15/46, a total value of $71,889,238.

(f)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2016. The maturity date reflects the next call date.

(g)	Zero Coupon Security. Debt security that pays no cash income but is sold at substantial discount from its value at maturity.

(h)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2016 was $33,588,943.

(i)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(j)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ACB	Agricultural Credit Bank

BV	Private Limited Liability Company

DAC	Designated Activity Company

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

plc	Public Limited Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduits

SA	Stock Company

SAB de CV	Public Traded Company

UA	Excluded Liability Cooperative

ULC	Unlimited Liability Company

17

Statement of Investments (Continued)

December 31, 2016

NVIT Core Bond Fund (Continued)

At December 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
694	US Treasury Long Bond	03/22/17	$104,555,438	$(1,152,604)

Number of Contracts	Short Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
(590)	U.S. Treasury 10 Year Note	03/22/17	$73,325,938	$429,017

At December 31, 2016, the Fund had $2,454,750 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

18

Statement of Assets and Liabilities

December 31, 2016

NVIT Core Bond Fund
Assets:
Investments, at value* (cost $1,458,428,318)	$1,469,166,319
Repurchase agreements, at value (cost $33,588,943)	33,588,943

Total Investments, at value (total cost $1,492,017,261)	1,502,755,262

Cash	12,104,768
Deposits with broker for futures contracts	2,454,750
Interest receivable	10,823,228
Security lending income receivable	21,496
Receivable for capital shares issued	40,465
Receivable for variation margin on futures contracts	317,686
Prepaid expenses	2,721

Total Assets	1,528,520,376

Liabilities:
Payable for capital shares redeemed	60,066
Payable upon return of securities loaned (Note 2)	33,588,943
Accrued expenses and other payables:
Investment advisory fees	494,836
Fund administration fees	37,687
Distribution fees	20,781
Administrative servicing fees	14,467
Accounting and transfer agent fees	1,774
Custodian fees	9,089
Compliance program costs (Note 3)	1,597
Professional fees	45,048
Printing fees	7,846
Other	8,836

Total Liabilities	34,290,970

Net Assets	$1,494,229,406

Represented by:
Capital	$1,489,804,830
Accumulated undistributed net investment income	4,232,217
Accumulated net realized losses from investments, futures, and written option transactions	(9,822,055)
Net unrealized appreciation/(depreciation) from investments	10,738,001
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(723,587)

Net Assets	$1,494,229,406

Net Assets:
Class I Shares	$15,269,054
Class II Shares	99,499,029
Class Y Shares	1,379,461,323

Total	$1,494,229,406

*	Includes value of securities on loan of $69,836,957 (Note 2).

19

Statement of Assets and Liabilities (Continued)

December 31, 2016

NVIT Core Bond Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,432,740
Class II Shares	9,365,478
Class Y Shares	129,556,468

Total	140,354,686

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.66
Class II Shares	$10.62
Class Y Shares	$10.65

The accompanying notes are an integral part of these financial statements.

20

Statement of Operations

For the Year Ended December 31, 2016

NVIT Core Bond Fund
INVESTMENT INCOME:
Interest income	$53,174,526
Income from securities lending (Note 2)	222,813

Total Income	53,397,339

EXPENSES:
Investment advisory fees	5,979,203
Fund administration fees	458,099
Distribution fees Class II Shares	244,640
Administrative servicing fees Class I Shares	23,218
Administrative servicing fees Class II Shares	146,785
Professional fees	139,177
Printing fees	16,372
Trustee fees	46,368
Custodian fees	56,724
Accounting and transfer agent fees	12,573
Compliance program costs (Note 3)	6,565
Other	40,774

Total Expenses	7,170,498

NET INVESTMENT INCOME	46,226,841

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(5,593,867)
Net realized losses from futures transactions (Note 2)	(2,222,859)
Net realized gains from written option transactions (Note 2)	43,210

Net realized losses from investments, futures, and written options transactions	(7,773,516)

Net change in unrealized appreciation/(depreciation) from investments	43,665,095
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(723,587)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	42,941,508

Net realized/unrealized gains from investments, futures, and written options	35,167,992

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$81,394,833

The accompanying notes are an integral part of these financial statements.

21

Statements of Changes in Net Assets

	NVIT Core Bond Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$46,226,841	$48,436,439
Net realized gains/(losses) from investments, futures, and written options transactions	(7,773,516)	4,170,392
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	42,941,508	(62,175,911)

Change in net assets resulting from operations	81,394,833	(9,569,080)

Distributions to Shareholders From:
Net investment income:
Class I	(470,701)	(431,094)
Class II	(2,814,432)	(2,788,001)
Class Y	(44,865,995)	(45,755,581)
Net realized gains:
Class I	(27,441)	(70,339)
Class II	(173,358)	(471,797)
Class Y	(2,414,862)	(6,767,881)

Change in net assets from shareholder distributions	(50,766,789)	(56,284,693)

Change in net assets from capital transactions	(59,766,745)	49,583,323

Change in net assets	(29,138,701)	(16,270,450)

Net Assets:
Beginning of year	1,523,368,107	1,539,638,557

End of year	$1,494,229,406	$1,523,368,107

Accumulated undistributed net investment income at end of year	$4,232,217	$4,108,747

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,762,078	$2,990,453
Dividends reinvested	498,142	501,433
Cost of shares redeemed	(5,161,088)	(5,286,633)

Total Class I Shares	1,099,132	(1,794,747)

Class II Shares
Proceeds from shares issued	14,768,633	15,284,320
Dividends reinvested	2,987,790	3,259,798
Cost of shares redeemed	(17,425,888)	(19,555,994)

Total Class II Shares	330,535	(1,011,876)

Class Y Shares
Proceeds from shares issued	30,962,680	78,338,246
Dividends reinvested	47,280,857	52,523,462
Cost of shares redeemed	(139,439,949)	(78,471,762)

Total Class Y Shares	(61,196,412)	52,389,946

Change in net assets from capital transactions	$(59,766,745)	$49,583,323

22

Statements of Changes in Net Assets (Continued)

	NVIT Core Bond Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	527,230	271,016
Reinvested	46,612	47,560
Redeemed	(468,355)	(480,659)

Total Class I Shares	105,487	(162,083)

Class II Shares
Issued	1,354,597	1,398,387
Reinvested	280,322	310,109
Redeemed	(1,621,303)	(1,794,172)

Total Class II Shares	13,616	(85,676)

Class Y Shares
Issued	2,839,914	7,111,882
Reinvested	4,429,638	4,988,977
Redeemed	(12,865,396)	(7,175,831)

Total Class Y Shares	(5,595,844)	4,925,028

Total change in shares	(5,476,741)	4,677,269

The accompanying notes are an integral part of these financial statements.

23

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Core Bond Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2016	$10.46	0.32	0.24	0.56	(0.34)	(0.02)	(0.36)	–	$10.66	5.35%		$15,269,054	0.59%	2.91%	0.59%	65.34%
Year Ended December 31, 2015	$10.92	0.33	(0.41)	(0.08)	(0.33)	(0.05)	(0.38)	–	$10.46	(0.72%	)	$13,877,606	0.59%	2.99%	0.59%	26.89%
Year Ended December 31, 2014	$10.69	0.31	0.23	0.54	(0.31)	–	(0.31)	–	$10.92	5.06%		$16,257,526	0.59%	2.79%	0.59%	31.66%
Year Ended December 31, 2013	$11.31	0.30	(0.51)	(0.21)	(0.29)	(0.12)	(0.41)	–	$10.69	(1.91%	)	$13,398,109	0.60%	2.68%	0.60%	33.61%
Year Ended December 31, 2012	$10.89	0.34	0.50	0.84	(0.35)	(0.07)	(0.42)	–	$11.31	7.75%		$19,849,931	0.60%	2.99%	0.60%	44.60%

Class II Shares
Year Ended December 31, 2016	$10.43	0.29	0.23	0.52	(0.31)	(0.02)	(0.33)	–	$10.62	5.00%		$99,499,029	0.84%	2.66%	0.84%	65.34%
Year Ended December 31, 2015	$10.88	0.30	(0.40)	(0.10)	(0.30)	(0.05)	(0.35)	–	$10.43	(0.88%	)	$97,493,594	0.84%	2.73%	0.84%	26.89%
Year Ended December 31, 2014	$10.66	0.28	0.22	0.50	(0.28)	–	(0.28)	–	$10.88	4.68%		$102,727,503	0.84%	2.54%	0.84%	31.66%
Year Ended December 31, 2013	$11.28	0.27	(0.51)	(0.24)	(0.26)	(0.12)	(0.38)	–	$10.66	(2.13%	)	$111,094,728	0.84%	2.43%	0.84%	33.61%
Year Ended December 31, 2012	$10.86	0.31	0.50	0.81	(0.32)	(0.07)	(0.39)	–	$11.28	7.48%		$120,912,530	0.85%	2.74%	0.85%	44.60%

Class Y Shares
Year Ended December 31, 2016	$10.45	0.33	0.25	0.58	(0.36)	(0.02)	(0.38)	–	$10.65	5.51%		$1,379,461,323	0.44%	3.07%	0.44%	65.34%
Year Ended December 31, 2015	$10.91	0.34	(0.40)	(0.06)	(0.35)	(0.05)	(0.40)	–	$10.45	(0.56%	)	$1,411,996,907	0.44%	3.14%	0.44%	26.89%
Year Ended December 31, 2014	$10.69	0.33	0.21	0.54	(0.32)	–	(0.32)	–	$10.91	5.11%		$1,420,653,528	0.44%	2.94%	0.44%	31.66%
Year Ended December 31, 2013	$11.31	0.31	(0.50)	(0.19)	(0.31)	(0.12)	(0.43)	–	$10.69	(1.72%	)	$1,258,711,203	0.44%	2.83%	0.44%	33.61%
Year Ended December 31, 2012	$10.89	0.35	0.51	0.86	(0.37)	(0.07)	(0.44)	–	$11.31	7.91%		$1,056,013,651	0.45%	3.13%	0.45%	44.60%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

24

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Core Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds, NVIT Flexible Fixed Income Fund, and NVIT Flexible Moderate Growth Fund.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

25

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

26

Notes to Financial Statements (Continued)

December 31, 2016

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities
Airlines	$—	$43,022,411	$—	$43,022,411
Automobiles	—	19,049,673	—	19,049,673
Other	—	173,733,222	4,707,829	178,441,051
Total Asset-Backed Securities	$—	$235,805,306	$4,707,829	$240,513,135
Collateralized Mortgage Obligations	—	50,110,228	—	50,110,228
Commercial Mortgage-Backed Securities	—	38,563,392	—	38,563,392
Corporate Bonds	—	867,570,530	—	867,570,530
Foreign Government Security	—	1,660,000	—	1,660,000
Futures Contracts	429,017	—	—	429,017
Loan Participations	—	27,493,383	—	27,493,383
Mortgage-Backed Securities	—	168,792,078	—	168,792,078
Municipal Bonds	—	32,458,536	—	32,458,536
Repurchase Agreements	—	33,588,943	—	33,588,943
U.S. Government Agency Securities	—	22,154,257	—	22,154,257
U.S. Treasury Obligation	—	19,850,780	—	19,850,780
Total Assets	$429,017	$1,498,047,433	$4,707,829	$1,503,184,279
Liabilities:
Futures Contracts	$(1,152,604)	$—	$—	$(1,152,604)
Total Liabilities	$(1,152,604)	$—	$—	$(1,152,604)
Total	$(723,587)	$1,498,047,433	$4,707,829	$1,502,031,675

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Asset- Backed Securities	Total
Balance as of 12/31/15	$—	$—
Accrued Accretion/(Amortization)	—	—
Realized Gain/(Loss)	—	—
Change in Net Appreciation/(Depreciation)	(75,092)	(75,092)
Purchases*	5,000,000	5,000,000
Sales	(217,079)	(217,079)
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/16	$4,707,829	$4,707,829
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held as of 12/31/16**	$(75,092)	$(75,092)

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

**	Included in the Statement of Operations under “Net change in unrealized appreciation/(depreciation) from investments.

27

Notes to Financial Statements (Continued)

December 31, 2016

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Options

The Fund purchased and wrote put options on futures contracts. Such put option investments are utilized to gain exposure to and/or hedge against changes in interest rates. The purchase of put options serves as a short hedge. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the strike price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value. The Fund segregates liquid assets to cover its obligations under its option contracts.

When the Fund writes an option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds from or offset against amounts paid on the underlying transaction to determine the realized gain or loss on such underlying transaction. When the Fund writes an option, it has no control over whether the option will be exercised, and as a result bears the risk of an unfavorable change in the price of the instrument underlying the written option. Writing options entails the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.

Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, and otherwise at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. The Fund uses only American-style options, which can be exercised at any time prior to the expiration date of the option. This is in contrast to European-style options which can only be exercised at expiration of the option.

The Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If the Fund is unable to effect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options purchased by the Fund) expose the Fund to counterparty risk. To the extent required by SEC guidelines, the Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. The Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

28

Notes to Financial Statements (Continued)

December 31, 2016

The Fund’s written options contracts are disclosed in the Statement of Operations under “Net realized gains/losses from written option transactions.”

The Fund’s purchased options are disclosed in the Statement of Operations under “Net realized gains/losses from investment transactions.”

Transactions in Written Options During the Year Ended December 31, 2016

Put Options
	Number of Contracts	Premiums
Balance at 12/31/15	—	$—
Written	200	43,210
Terminated in closing purchase transactions	—	—
Expirations	(200)	(43,210)
Exercised	—	—
Balance as of 12/31/16	—	$—

Amounts designated as “—” are zero or have been rounded to zero.

At December 31, 2016, the Fund had no open option contracts.

(c)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to modify exposure to volatility. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

29

Notes to Financial Statements (Continued)

December 31, 2016

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts (a)
Interest rate risk	Unrealized appreciation from futures contracts	$429,017
Total		$429,017
Liabilities:
Futures Contracts (a)
Interest rate risk	Unrealized depreciation from futures contracts	$(1,152,604)
Total		$(1,152,604)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Interest rate risk	$(2,222,859)
Options Purchased
Interest rate risk	(122,415)
Options Written
Interest rate risk	43,210
Total	$(2,302,064)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Interest rate risk	$(723,587)
Total	$(723,587)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Options:
Average Value Purchased (a)	$56,250
Average Value Written (a)	$15,625
Average number of purchased option contracts (a)	200
Average number of written option contracts (a)	200

Futures Contracts:
Average Notional Balance Long (b)	$79,372,563
Average Notional Balance Short (c)	$99,981,781

(a)	The Fund entered into options contracts from July 13, 2016 through August 26, 2016.
(b)	The Fund entered into long futures contracts from September 13, 2016 through December 31, 2016.
(c)	The Fund entered into short futures contracts from August 1, 2016 through December 31, 2016.

30

Notes to Financial Statements (Continued)

December 31, 2016

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Securities Lending

During the year ended December 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2016, were $33,588,943, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to note (e) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

31

Notes to Financial Statements (Continued)

December 31, 2016

(e)	Joint Repurchase Agreements

During the year ended December 31, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $200,011,111, collateralized by U.S. Government Agency Securities ranging 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $100,005,444, collateralized by U.S. Government Agency Securities ranging 0.00%—7.50%, maturing 01/05/17 – 08/01/46; total market value $102,000,004.

ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $350,019,444, collateralized by U.S. Government Agency Securities ranging 2.24%—4.00%, maturing 11/01/26 – 05/01/46; total market value $357,000,001.

At December 31, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America N.A.	$8,000,000	$—	$8,000,000	$(8,000,000)	$—
BNP Paribas Securities Corp.	10,000,000	—	10,000,000	(10,000,000)	—
ML Pierce Fenner & Smith, Inc.	15,588,943	—	15,588,943	(15,588,943)	—
Total	$33,588,943	$—	$33,588,943	$(33,588,943)	$—

Amounts designated as “—” are zero.

*	At December 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

32

Notes to Financial Statements (Continued)

December 31, 2016

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to paydown reclass. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from investments, futures, and written option transactions
$—	$2,047,757	$(2,047,757)

Amount designated as “—” is zero or has been rounded to zero.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

33

Notes to Financial Statements (Continued)

December 31, 2016

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.40%
$1 billion and more	0.38%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate was 0.39%. During the year ended December 31, 2016, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $1,833,337.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $458,099 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

34

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $6,565.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $170,003.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $971,481,760 and sales of $1,042,953,484 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the year ended December 31, 2016, the Fund had purchases of $321,614,535 and sales of $380,297,814 of U.S. Government securities (excluding short-term securities).

35

Notes to Financial Statements (Continued)

December 31, 2016

6.  Portfolio Investment Risks

Risks Associated with Bank Loans

The bank loans in which the Fund invests are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Fund, to increased credit risk.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

36

Notes to Financial Statements (Continued)

December 31, 2016

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$48,151,910	$2,614,879	$50,766,789	$—	$50,766,789

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$53,135,127	$3,149,566	$56,284,693	$—	$56,284,693

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$4,218,544	$—	$4,218,544	$(10,545,642)	$10,751,674	$4,424,576

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,492,003,588	$25,888,489	$(15,136,815)	$10,751,674

As of December 31, 2016, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$10,545,642	Unlimited

37

Notes to Financial Statements (Continued)

December 31, 2016

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Core Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Core Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

39

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 0.16%.

The Fund designates $2,614,879, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

40

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

41

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

42

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

43

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

44

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

45

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

46

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

47

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

48

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

49

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

50

Annual Report

December 31, 2016

NVIT International Equity Fund

AR-IE 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT International Equity Fund

For the annual period ended December 31, 2016, the NVIT International Equity Fund (Class I) returned 0.87% versus 4.50% for its benchmark, the MSCI ACWI ex USA. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of International Multi-Cap Growth Funds (consisting of 81 funds as of December 31, 2016) was 0.12% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

International equity markets enjoyed a favorable year in 2016, finishing up 4.5% despite the effect of a strong U.S. dollar that appreciated over 2.5% for the period. A series of shifts and unanticipated political outcomes influenced equity prices and raised market volatility in 2016. The year began with a plunge in oil and commodity prices reaching multi-year lows in February. Cuts in production along with additional government stimulus from China, Japan and the European Central Bank signaled a desire to promote growth and inflation at all costs. This began a recovery in prices that moved consistently higher for the balance of 2016. The return for materials (+27.4%) and energy (+31.3%) far outpaced the returns of any other sector for the year. Political events also played a major role, with the surprise Brexit and U.S. presidential election votes both having adverse ramifications on the UK, Mexican and China markets. Impeachments in Korea and Brazil as well as the death of Thailand’s King Bhumibol Adulyadej and the coup in Turkey all added to emerging market uncertainty. Nevertheless, exposure to emerging markets added value to the portfolio over the year. Higher U.S. interest rates and the strong U.S. economy sent the U.S. dollar to multi-year highs.

Investor preferences also shifted sharply in the year. For most of the first half, lower-risk, higher-quality companies were in favor. The market sought higher-yielding stocks with a safe dividend often as a proxy for fixed income, given the historically low fixed-income yields. This sent many consumer staples and health care stocks to rich valuations, and fears of potential rerating became prevalent. In the second half, stronger economic figures began to appear, and valuation measures became increasingly important. Risk appetite picked up as well, as higher-risk and more-volatile names began to outperform. Growth measures and quality fell out of favor (with the exception of quality in emerging markets) and lagged for most of the second half. Stocks that exhibited favorable price momentum were out of favor across all regions for most of the year, given the large degree of sector rotation in the market and sharp shifts in investor preferences.

Stock selection and minor sector allocations both contributed to the Fund’s underperformance during the year. Specifically, a small overweight in utilities and consumer discretionary stocks along with an underweight to energy were the largest detractors in terms of allocation. The underweight to telecommunications and overweight to industrials partially offset some of the underperformance. Stock selection was weakest in financials and materials, which accounted for most of the underperformance in 2016. The portfolio added value in consumer staples and information technology.

Stocks that had the greatest positive impact on the portfolio’s performance for the year included Switzerland-based pharmaceutical company Actelion. The high-quality growth company that specializes in pulmonary hypertension drugs announced in November that it was being approached by Johnson & Johnson (J&J). While J&J temporarily walked away in mid-December, Actelion was still in advanced talks with French pharmaceutical company Sanofi, only for J&J to come back to the table a week later. Actelion appreciated over 50% in the courtship process. We continue to trim the position as the upside appears to be limited. Dollarama, the Canadian discount retailer, rallied sharply after its sell-off in late 2015. Strong management along with the improving Canadian economy provided a positive catalyst to the stock. We have trimmed the position in light of the recent performance. Taiwan Semiconductor also was up over 30% despite a minor sell-off in the fourth quarter. The company is the world leader in semiconductors and continues to gain market share. The

4

Fund Commentary (con’t)	NVIT International Equity Fund

improving global economy is expected to benefit their sales.

Detractors for the year included Novo Nordisk, a long-term holding in the portfolio. The continued pricing pressures in the U.S. as well as the rotation away from typically high-yielding defensive sectors such as pharmaceuticals directly affected the sector. Health care generally thrives in an environment of slow growth, falling rates and falling inflation, and is less able to reap the benefits of higher economic growth. Novo Nordisk revised down its sales and profit forecasts in the wake of U.S. pricing pressure and increased competition in its main area of business—diabetes drugs. We have trimmed our position. BT Group, the major UK telecommunications company, fell despite operationally solid results. Lower-cost carriers and the consumer effort to “cut the cord” have clouded the company’s growth outlook. Additionally, the company is weighed down by the impact of low bond yields on its pension deficit. With bond yields now rising sharply, this risk is abating somewhat and, given the deep underperformance, we chose to add to our position in September. This has enabled us to recover some loss as the stock has rebounded slightly. Hargreaves Lansdown, the UK investment concern, fell in line with the market loss in the first quarter as the lower asset base affected revenue, placing pressure on margins. The company announced the departure of its CEO in September, which unnerved investors and caused the stock to rerate. Recent news has been more favorable and asset growth has been in the low teens. We continue to hold our position.

Overall, model performance was generally challenged for the year, as growth and sentiment indicators were largely ineffective. Value worked primarily in the second half but was not sufficient to overcome the weakness in the other factors. While disappointing, we generally find that the performance seen in years such as 2016 is typically short-lived and that investors return to rewarding investment in companies that are well managed with positive sentiment and undervalued assets.

During the year, the portfolio held no derivatives.

Subadviser:

Lazard Asset Management LLC

Portfolio Managers:

Taras Ivanenko, Paul Moghtader and Susanne Willumsen

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund uses both a growth style and a value style of investing, and may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT International Equity Fund

Asset Allocation†

Common Stocks	98.1%
Repurchase Agreements	0.2%
Preferred Stock	0.2%
Other assets in excess of liabilities	1.5%
100.0%

Top Industries††

Banks	13.7%
Oil, Gas & Consumable Fuels	6.3%
Insurance	6.3%
Pharmaceuticals	5.5%
Real Estate Management & Development	4.1%
Food Products	4.1%
Auto Components	3.7%
Chemicals	2.8%
Diversified Telecommunication Services	2.7%
Semiconductors & Semiconductor Equipment	2.7%
Other Industries*	48.1%
100.0%

Top Holdings††

Roche Holding AG	2.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.7%
Sumitomo Mitsui Financial Group, Inc.	2.6%
China Petroleum & Chemical Corp., H Shares	2.0%
BT Group plc	1.8%
Nissan Motor Co. Ltd.	1.8%
Mitsubishi UFJ Financial Group, Inc.	1.8%
Reckitt Benckiser Group plc	1.7%
BB Seguridade Participacoes SA	1.7%
AXA SA	1.7%
Other Holdings*	79.3%
100.0%

Top Countries††

Japan	17.7%
United Kingdom	13.1%
Switzerland	6.8%
Canada	6.7%
France	6.2%
China	5.8%
Germany	5.5%
Australia	5.1%
Taiwan	3.7%
South Korea	3.4%
Other Countries*	26.0%
100.0%

Objective

The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in Europe, Australasia, the Far East and other regions, including developing countries.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class I) returned 0.87%, underperforming the benchmark by 3.63% and outperforming the Lipper peer category median by 0.75%

•

Detractors included long-term holding Novo Nordisk, which revised down its sales and profit forecasts in the wake of U.S. pricing pressure and increased competition in its main area of business—diabetes drugs

•

Stocks that had the greatest positive impact included Switzerland-based pharmaceutical company Actelion, whose stock price appreciated over 50% in the courtship process with potential acquirer Johnson & Johnson

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Percentages indicated are based upon total investments as of December 31, 2016.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

6

Fund Performance	NVIT International Equity Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	10 Yr.
Class I	0.87%	5.81%	1.89%
Class II2,3	0.63%	5.55%	1.69%
MSCI ACWI ex USA	4.50%	5.00%	0.96%
CPI	2.07%	1.36%	1.81%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of Class VI shares (May 1, 2008), are based on the performance of Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class VI shares would have produced because all classes of shares invest in the same portfolio of securities. The annual returns of Class VI shares have been restated to reflect the additional fees applicable to the class and therefore are lower than Class I shares. For Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class VI shares would have been lower.

[3]	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.14%	1.13%
Class II	1.39%	1.38%

^	Current effective prospectus dated April 29, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

7

Fund Performance (con’t.)	NVIT International Equity Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT International Equity Fund versus performance of the MSCI ACWI ex USA and the Consumer Price Index (CPI) over the 10-year period ended 12/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT International Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT International Equity Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	1,049.40	5.87	1.14
	Hypothetical(a)(b)		1,000.00	1,019.41	5.79	1.14
Class II Shares	Actual	(a)	1,000.00	1,048.40	7.16	1.39
	Hypothetical(a)(b)		1,000.00	1,018.15	7.05	1.39

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

NVIT International Equity Fund

Common Stocks 98.1%

	Shares	Market Value

AUSTRALIA 5.0%
Biotechnology 1.1%
CSL Ltd.	16,521	$1,194,795

Capital Markets 0.2%
Magellan Financial Group Ltd.	12,542	214,371

Containers & Packaging 0.5%
Amcor Ltd.	43,562	468,850

Health Care Equipment & Supplies 0.8%
Cochlear Ltd.	8,412	742,448

Hotels, Restaurants & Leisure 0.6%
Aristocrat Leisure Ltd.	48,997	546,640

Metals & Mining 0.9%
Fortescue Metals Group Ltd.	91,874	383,942
Mineral Resources Ltd.	34,910	303,865
Newcrest Mining Ltd.	10,998	157,701
Resolute Mining Ltd.	149,731	136,202

		981,710

Multiline Retail 0.5%
Harvey Norman Holdings Ltd.	120,766	447,468

Oil, Gas & Consumable Fuels 0.2%
Whitehaven Coal Ltd.*	82,841	155,070

Specialty Retail 0.2%
JB Hi-Fi Ltd.	10,219	206,552

		4,957,904

BELGIUM 0.3%
Media 0.3%
Telenet Group Holding NV*	4,747	263,110

BRAZIL 2.1%
Banks 0.3%
Banco Bradesco SA, ADR*	37,214	324,134

Insurance 1.8%
BB Seguridade Participacoes SA	194,600	1,692,070

		2,016,204

CANADA 6.6%
Auto Components 1.3%
Magna International, Inc.	30,592	1,328,354

Banks 1.0%
Canadian Imperial Bank of Commerce	12,944	1,056,229

Food Products 0.7%
Saputo, Inc.	18,581	657,493

Internet Software & Services 0.2%
Shopify, Inc., Class A*	4,536	194,933

Media 0.4%
Quebecor, Inc., Class B	13,288	369,350

Multiline Retail 0.5%
Dollarama, Inc.	7,137	522,949

Common Stocks (continued)

	Shares	Market Value

CANADA (continued)
Multi-Utilities 0.1%
Atco Ltd., Class I	3,263	$108,536

Oil, Gas & Consumable Fuels 1.0%
Enbridge, Inc.	22,188	933,692

Road & Rail 0.5%
Canadian National Railway Co.	7,179	483,145

Software 0.7%
Constellation Software, Inc.	1,476	670,716

Thrifts & Mortgage Finance 0.2%
Genworth MI Canada, Inc. (a)	7,553	189,352

		6,514,749

CHINA 5.7%
Banks 1.0%
China Construction Bank Corp.	1,318,000	1,009,365

Electronic Equipment, Instruments & Components 0.6%
AAC Technologies Holdings, Inc.	22,000	199,139
Sunny Optical Technology Group Co. Ltd.	97,000	422,822

		621,961

Oil, Gas & Consumable Fuels 3.2%
China Petroleum & Chemical Corp., H Shares	2,796,000	1,969,132
PetroChina Co. Ltd., H Shares	1,496,000	1,111,048

		3,080,180

Real Estate Management & Development 0.9%
China Overseas Land & Investment Ltd.	262,000	689,362
China Resources Land Ltd.	90,000	201,390

		890,752

		5,602,258

DENMARK 1.4%
Electrical Equipment 0.6%
Vestas Wind Systems A/S	9,023	584,371

Pharmaceuticals 0.8%
Novo Nordisk A/S, Class B	22,788	817,455

		1,401,826

FAROE ISLANDS 0.1%
Food Products 0.1%
Bakkafrost P/F	3,276	129,944

FINLAND 1.4%
Machinery 1.2%
Kone OYJ, Class B	25,848	1,154,981

Pharmaceuticals 0.2%
Orion OYJ, Class B	4,117	182,926

		1,337,907

10

Statement of Investments (Continued)

December 31, 2016

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE 6.1%
Aerospace & Defense 0.1%
Safran SA	1,436	$103,283

Auto Components 1.0%
Valeo SA	17,604	1,010,607

Automobiles 0.1%
Peugeot SA*	6,072	98,896

Banks 2.3%
BNP Paribas SA	20,760	1,321,122
Societe Generale SA	20,523	1,009,461

		2,330,583

Insurance 2.1%
AXA SA	66,539	1,677,368
CNP Assurances	18,512	342,644

		2,020,012

Software 0.3%
Ubisoft Entertainment SA*	7,857	279,204

Textiles, Apparel & Luxury Goods 0.2%
Hermes International	451	185,008

		6,027,593

GERMANY 5.4%
Airlines 0.5%
Deutsche Lufthansa AG REG	35,795	461,424

Auto Components 1.1%
Continental AG	5,008	964,825

Chemicals 1.0%
BASF SE	9,678	896,922

Independent Power and Renewable Electricity Producers 0.5%
Uniper SE*	36,891	507,785

Industrial Conglomerates 0.5%
Rheinmetall AG	2,790	187,239
Siemens AG REG	2,878	352,382

		539,621

Insurance 0.6%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen REG	1,860	351,313
Talanx AG	7,705	257,339

		608,652

Machinery 0.3%
KION Group AG	6,137	340,735

Media 0.2%
ProSiebenSat.1 Media SE	6,286	241,961

Pharmaceuticals 0.4%
Bayer AG REG	3,832	399,231

Software 0.3%
SAP SE	3,858	333,736

		5,294,892

Common Stocks (continued)

	Shares	Market Value

HONG KONG 2.9%
Auto Components 0.2%
Xinyi Glass Holdings Ltd.*	280,000	$228,110

Food Products 0.6%
WH Group Ltd. Reg. S (b)	791,000	637,623

Industrial Conglomerates 0.5%
Jardine Matheson Holdings Ltd.	9,400	508,446

Real Estate Management & Development 1.6%
Fullshare Holdings Ltd.	662,500	308,682
Wharf Holdings Ltd. (The)	96,000	635,902
Wheelock & Co. Ltd.	90,000	505,102

		1,449,686

		2,823,865

INDIA 1.2%
Banks 0.3%
HDFC Bank Ltd., ADR	5,075	307,951

IT Services 0.8%
Infosys Ltd., ADR	48,259	715,681

Oil, Gas & Consumable Fuels 0.1%
Reliance Industries Ltd., GDR (b)	3,517	110,961

		1,134,593

INDONESIA 0.9%
Banks 0.5%
Bank Rakyat Indonesia Persero Tbk. PT	316,700	273,538
Bank Tabungan Negara Persero Tbk. PT	1,504,300	193,622

		467,160

Diversified Telecommunication Services 0.2%
Telekomunikasi Indonesia Persero Tbk. PT	606,000	178,281

Oil, Gas & Consumable Fuels 0.2%
Adaro Energy Tbk. PT	1,728,200	215,767

		861,208

IRELAND 1.2%
Professional Services 0.7%
Experian plc	34,652	670,920

Trading Companies & Distributors 0.5%
AerCap Holdings NV*	11,494	478,265

		1,149,185

ISRAEL 0.5%
Electronic Equipment, Instruments & Components 0.2%
Orbotech Ltd.*	4,640	155,022

Software 0.3%
Nice Ltd.	4,378	300,386

		455,408

11

Statement of Investments (Continued)

December 31, 2016

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN 17.3%
Automobiles 1.8%
Nissan Motor Co. Ltd.	175,700	$1,762,472

Banks 4.4%
Hokkoku Bank Ltd. (The)	74,000	262,711
Mitsubishi UFJ Financial Group, Inc.	275,000	1,696,014
Sumitomo Mitsui Financial Group, Inc.	65,100	2,479,202

		4,437,927

Chemicals 1.4%
Mitsubishi Chemical Holdings Corp.	114,800	742,258
Mitsui Chemicals, Inc.	52,000	232,988
Teijin Ltd.	21,600	436,443

		1,411,689

Diversified Financial Services 0.3%
ORIX Corp.	21,800	339,301

Diversified Telecommunication Services 0.6%
Nippon Telegraph & Telephone Corp.	13,200	555,656

Electrical Equipment 1.6%
Mitsubishi Electric Corp.	111,000	1,543,917

Food Products 0.9%
Morinaga & Co. Ltd.	1,800	74,878
Nichirei Corp.	27,000	558,256
Nippon Suisan Kaisha Ltd.	60,800	291,899

		925,033

Household Durables 0.3%
Haseko Corp.	28,000	283,893

Household Products 0.2%
Lion Corp.	9,000	147,522

Internet Software & Services 0.4%
Kakaku.com, Inc.	21,300	351,942

Machinery 0.5%
Hitachi Construction Machinery Co. Ltd.	9,600	207,542
JTEKT Corp.	6,900	110,026
Kyokuto Kaihatsu Kogyo Co. Ltd.	11,700	156,922

		474,490

Metals & Mining 0.2%
Nippon Light Metal Holdings Co. Ltd.	81,200	170,957

Oil, Gas & Consumable Fuels 0.2%
Idemitsu Kosan Co. Ltd.	8,300	220,160

Real Estate Management & Development 1.6%
Daito Trust Construction Co. Ltd.	8,500	1,277,872
Daiwa House Industry Co. Ltd.	9,100	248,160

		1,526,032

Road & Rail 1.5%
Central Japan Railway Co.	1,500	246,284
West Japan Railway Co.	20,700	1,267,999

		1,514,283

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Technology Hardware, Storage & Peripherals 0.3%
MCJ Co. Ltd.	26,900	$263,346

Wireless Telecommunication Services 1.1%
KDDI Corp.	42,800	1,080,827

		17,009,447

JERSEY 0.1%
Metals & Mining 0.1%
Centamin plc	75,465	127,737

LUXEMBOURG 0.4%
Metals & Mining 0.4%
Ternium SA, ADR	15,867	383,188

MALAYSIA 0.6%
Electric Utilities 0.6%
Tenaga Nasional Bhd.	190,000	588,277

MEXICO 0.1%
Consumer Finance 0.1%
Gentera SAB de CV	53,700	86,471

NETHERLANDS 1.2%
Insurance 1.2%
NN Group NV	35,236	1,192,828

NORWAY 1.1%
Food Products 0.6%
Leroy Seafood Group ASA	5,356	298,187
Salmar ASA	9,019	269,316

		567,503

Oil, Gas & Consumable Fuels 0.5%
Aker BP ASA	27,604	493,253

		1,060,756

PORTUGAL 0.7%
Food & Staples Retailing 0.5%
Jeronimo Martins SGPS SA	27,884	432,471

Oil, Gas & Consumable Fuels 0.2%
Galp Energia SGPS SA	15,383	229,333

		661,804

RUSSIA 1.5%
Banks 0.5%
Sberbank of Russia PJSC, ADR	46,039	530,093

Metals & Mining 0.5%
Alrosa PJSC	283,600	452,645

Oil, Gas & Consumable Fuels 0.5%
Gazprom PJSC, ADR	53,812	272,646
LUKOIL PJSC, ADR	4,287	240,442

		513,088

		1,495,826

12

Statement of Investments (Continued)

December 31, 2016

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SINGAPORE 0.5%
Capital Markets 0.3%
Singapore Exchange Ltd.	63,000	$310,667

Real Estate Management & Development 0.1%
Yanlord Land Group Ltd.	146,100	133,171

Software 0.1%
IGG, Inc.	140,000	93,800

		537,638

SOUTH AFRICA 1.7%
Banks 0.1%
Standard Bank Group Ltd.	12,518	137,838

Food & Staples Retailing 0.2%
Clicks Group Ltd.	20,004	168,232

Food Products 0.4%
Tiger Brands Ltd.	12,972	375,001

Industrial Conglomerates 0.1%
Bidvest Group Ltd. (The)	9,338	122,957

Metals & Mining 0.2%
Kumba Iron Ore Ltd.*	17,733	203,987

Paper & Forest Products 0.5%
Sappi Ltd.*	72,285	471,556

Wireless Telecommunication Services 0.2%
Vodacom Group Ltd.	19,949	221,004

		1,700,575

SOUTH KOREA 3.3%
Banks 0.5%
KB Financial Group, Inc.*	12,856	454,324

Chemicals 0.2%
Hyosung Corp.*	1,366	164,208

Electric Utilities 1.4%
Korea Electric Power Corp.*	40,365	1,472,436

Oil, Gas & Consumable Fuels 0.1%
SK Innovation Co. Ltd.*	1,056	127,795

Technology Hardware, Storage & Peripherals 0.9%
Samsung Electronics Co. Ltd.	593	882,570

Tobacco 0.2%
KT&G Corp.*	2,233	186,790

		3,288,123

SPAIN 1.4%
Banks 1.4%
Banco Santander SA	173,029	900,144
CaixaBank SA	133,966	441,522

		1,341,666

SWEDEN 2.1%
Commercial Services & Supplies 0.5%
Intrum Justitia AB	13,143	443,105

Common Stocks (continued)

	Shares	Market Value

SWEDEN (continued)
Construction & Engineering 0.1%
NCC AB, Class B	5,093	$125,803

Electronic Equipment, Instruments & Components 0.2%
Mycronic AB	16,840	180,800

Household Durables 1.0%
Bonava AB, Class B*	12,967	200,879
Electrolux AB Series B	33,433	827,835

		1,028,714

Metals & Mining 0.3%
Boliden AB	10,043	260,867

		2,039,289

SWITZERLAND 6.7%
Biotechnology 0.8%
Actelion Ltd. REG*	3,851	832,234

Building Products 0.1%
Geberit AG REG	359	143,728

Capital Markets 1.2%
Partners Group Holding AG	2,508	1,174,090

Food Products 0.7%
Nestle SA REG	9,416	674,540

Insurance 0.4%
Swiss Life Holding AG REG*	1,261	356,206

Pharmaceuticals 2.9%
Roche Holding AG	12,520	2,853,966

Trading Companies & Distributors 0.6%
Wolseley plc	9,511	580,610

		6,615,374

TAIWAN 3.7%
Electronic Equipment, Instruments & Components 0.8%
Largan Precision Co. Ltd.	7,000	815,930

Household Durables 0.2%
Nien Made Enterprise Co. Ltd.	21,000	215,653

Semiconductors & Semiconductor Equipment 2.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	462,000	2,587,780

		3,619,363

THAILAND 0.4%
Specialty Retail 0.4%
Beauty Community PCL, NVDR	1,263,753	411,972

TURKEY 0.6%
Banks 0.5%
Turkiye Halk Bankasi A/S	82,316	217,515
Turkiye Vakiflar Bankasi TAO, Class D	184,906	227,581

		445,096

13

Statement of Investments (Continued)

December 31, 2016

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

TURKEY (continued)
Diversified Telecommunication Services 0.1%
Turk Telekomunikasyon A/S	92,987	$138,990

		584,086

UNITED KINGDOM 12.9%
Airlines 0.1%
International Consolidated Airlines Group SA	17,907	96,467

Banks 0.4%
HSBC Holdings plc	47,937	386,785

Capital Markets 0.7%
Hargreaves Lansdown plc	48,734	725,180

Commercial Services & Supplies 0.5%
Rentokil Initial plc	168,922	462,134

Consumer Finance 0.5%
Provident Financial plc	15,332	536,196

Diversified Telecommunication Services 1.8%
BT Group plc	395,311	1,784,554

Electric Utilities 0.4%
SSE plc	20,601	393,357

Energy Equipment & Services 1.0%
Subsea 7 SA*	74,675	943,092

Food & Staples Retailing 0.3%
J Sainsbury plc	84,718	260,376

Hotels, Restaurants & Leisure 0.5%
Compass Group plc	19,113	353,238
William Hill plc	26,982	96,373

		449,611

Household Durables 0.4%
Bellway plc	12,782	389,630

Household Products 1.7%
Reckitt Benckiser Group plc	19,985	1,692,889

Insurance 0.2%
Phoenix Group Holdings	22,242	201,339

Internet Software & Services 0.2%
Rightmove plc	4,621	221,976

Multiline Retail 0.1%
Debenhams plc	133,780	94,471

Multi-Utilities 0.9%
Centrica plc	318,763	918,052

Personal Products 0.4%
Unilever NV, CVA	9,870	405,448

Pharmaceuticals 1.1%
GlaxoSmithKline plc	53,886	1,035,070

Specialty Retail 0.3%
JD Sports Fashion plc	67,125	262,982

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Thrifts & Mortgage Finance 0.1%
OneSavings Bank plc	28,433	$118,438

Tobacco 1.3%
British American Tobacco plc	22,604	1,281,091

		12,659,138

UNITED STATES 1.0%
Hotels, Restaurants & Leisure 1.0%
International Game Technology plc	29,839	761,491
Yum China Holdings, Inc.*	9,673	252,659

		1,014,150

Total Common Stocks (cost $93,972,306)		96,388,354

Preferred Stock 0.2%
BRAZIL 0.2%
Chemicals 0.2%
Braskem SA, Class A	18,200	191,523

Total Preferred Stock (cost $177,979)		191,523

Repurchase Agreements 0.2%

	Principal Amount

Bank of America NA, 0.50%, dated 12/30/16, due 01/03/17, repurchase price $100,006, collateralized by U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $102,000. (c)(d)	$100,000	100,000
ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $98,520, collateralized by U.S. Government Agency Securities, ranging from 2.24% - 4.00%, maturing 11/01/26 - 05/01/46; total market value $100,485. (c)(d)	98,514	98,514

Total Repurchase Agreements (cost $198,514)		198,514

Total Investments (cost $94,348,799) (e) — 98.5%		96,778,391
Other assets in excess of liabilities — 1.5%		1,457,802

NET ASSETS — 100.0%		$98,236,193

14

Statement of Investments (Continued)

December 31, 2016

NVIT International Equity Fund (Continued)

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2016. The total value of securities on loan at December 31, 2016 was $187,447.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2016 was $748,584 which represents 0.76% of net assets.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2016 was $198,514.

(d)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

Bhd	Private Limited Company

CVA	Dutch Certificate

GDR	Global Depositary Receipt

Ltd.	Limited

NA	National Association

NV	Public Traded Company

NVDR	Non Voting Depository Receipt

OYJ	Public Traded Company

PCL	Public Company Limited

PJSC	Public Joint Stock Company

plc	Public Limited Company

REG	Registered Shares

Reg. S	Regulation S—Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

SA	Stock Company

SAB de CV	Public Traded Company

SE	European Public Limited Liability Company

SGPS	Holding Enterprise

TAO	Joint Stock Company

Tbk. PT	State Owned Company

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

December 31, 2016

NVIT International Equity Fund
Assets:
Investments, at value* (cost $94,150,285)	$96,579,877
Repurchase agreements, at value (cost $198,514)	198,514

Total Investments, at value (total cost $94,348,799)	96,778,391

Cash	1,497,838
Foreign currencies, at value (cost $9,911)	9,911
Interest and dividends receivable	215,233
Security lending income receivable	187
Receivable for capital shares issued	46,466
Reclaims receivable	88,699
Prepaid expenses	179

Total Assets	98,636,904

Liabilities:
Payable for capital shares redeemed	15,788
Payable upon return of securities loaned (Note 2)	198,514
Accrued expenses and other payables:
Investment advisory fees	65,360
Fund administration fees	8,394
Distribution fees	8,413
Administrative servicing fees	14,343
Accounting and transfer agent fees	2,734
Deferred capital gain country tax	11,359
Custodian fees	537
Compliance program costs (Note 3)	103
Professional fees	39,496
Printing fees	10,387
Other	25,283

Total Liabilities	400,711

Net Assets	$98,236,193

Represented by:
Capital	$102,707,689
Accumulated undistributed net investment income	1,018,650
Accumulated net realized losses from investments and foreign currency transactions	(7,899,274)
Net unrealized appreciation/(depreciation) from investments†	2,418,233
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(9,105)

Net Assets	$98,236,193

Net Assets:
Class I Shares	$57,962,512
Class II Shares	40,273,681

Total	$98,236,193

*	Includes value of securities on loan of $187,447 (Note 2).
†	Net of $11,359 of deferred capital gain country tax.

16

Statement of Assets and Liabilities (Continued)

December 31, 2016

NVIT International Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	6,154,139
Class II Shares	4,309,554

Total	10,463,693

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.42
Class II Shares	$9.35

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Year Ended December 31, 2016

NVIT International Equity Fund
INVESTMENT INCOME:
Dividend income	$3,127,288
Interest income	2,947
Income from securities lending (Note 2)	1,888
Foreign tax withholding	(301,469)

Total Income	2,830,654

EXPENSES:
Investment advisory fees	791,703
Fund administration fees	99,363
Distribution fees Class II Shares	99,531
Administrative servicing fees Class I Shares	88,726
Administrative servicing fees Class II Shares	59,719
Professional fees	49,746
Printing fees	15,443
Trustee fees	3,001
Custodian fees	4,880
Accounting and transfer agent fees	16,466
Compliance program costs (Note 3)	424
Other	11,922

Total expenses before fees waived	1,240,924

Investment advisory fees waived (Note 3)	(9,895)

Net Expenses	1,231,029

NET INVESTMENT INCOME	1,599,625

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions†	(4,448,929)
Net realized gains from foreign currency transactions (Note 2)	2,920

Net realized losses from investments and foreign currency transactions	(4,446,009)

Net change in unrealized appreciation/(depreciation) from investments††	3,619,518
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	3,940

Net change in unrealized appreciation/(depreciation) from investments, and translation of assets and liabilities denominated in foreign currencies	3,623,458

Net realized/unrealized losses from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(822,551)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$777,074

†	Net of capital gain country taxes of $3,093.
††	Net of decrease in deferred capital gain country tax accrual on unrealized appreciation of $10,893.

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	NVIT International Equity Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$1,599,625	$1,745,379
Net realized losses from investments and foreign currency transactions	(4,446,009)	(2,963,533)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	3,623,458	(2,398,932)

Change in net assets resulting from operations	777,074	(3,617,086)

Distributions to Shareholders From:
Net investment income:
Class I	(1,275,236)	(342,454)
Class II	(777,593)	(121,623)
Net realized gains:
Class I	–	(2,532,293)
Class II	–	(1,613,657)

Change in net assets from shareholder distributions	(2,052,829)	(4,610,027)

Change in net assets from capital transactions	(4,856,223)	5,852,534

Change in net assets	(6,131,978)	(2,374,579)

Net Assets:
Beginning of year	104,368,171	106,742,750

End of year	$98,236,193	$104,368,171

Accumulated undistributed net investment income at end of year	$1,018,650	$1,472,027

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,169,085	$9,991,792
Dividends reinvested	1,275,236	2,874,747
Cost of shares redeemed	(10,720,330)	(12,330,671)

Total Class I Shares	(4,276,009)	535,868

Class II Shares
Proceeds from shares issued	4,549,729	8,507,631
Dividends reinvested	777,593	1,735,280
Cost of shares redeemed	(5,907,536)	(4,926,245)

Total Class II Shares	(580,214)	5,316,666

Change in net assets from capital transactions	$(4,856,223)	$5,852,534

SHARE TRANSACTIONS:
Class I Shares
Issued	563,773	932,420
Reinvested	133,621	303,794
Redeemed	(1,152,960)	(1,183,213)

Total Class I Shares	(455,566)	53,001

Amounts designated as “–” are zero or have been rounded to zero.

19

Statements of Changes in Net Assets (Continued)

	NVIT International Equity Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	498,841	821,098
Reinvested	82,218	185,054
Redeemed	(638,008)	(478,552)

Total Class II Shares	(56,949)	527,600

Total change in shares	(512,515)	580,601

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT International Equity Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class I Shares
Year Ended December 31, 2016	$9.54	0.16	(0.08)	0.08	(0.20)	–	(0.20)	–	$9.42	0.87%	$57,962,512	1.14%	1.71%	1.15%	84.81%
Year Ended December 31, 2015	$10.30	0.17	(0.49)	(0.32)	(0.05)	(0.39)	(0.44)	–	$9.54	(3.06%)	$63,037,658	1.12%	1.66%	1.14%	100.97%
Year Ended December 31, 2014	$10.75	0.19	(0.22)	(0.03)	(0.42)	–	(0.42)	–	$10.30	(0.45%)	$67,502,706	1.13%	1.80%	1.15%	90.25%
Year Ended December 31, 2013	$9.17	0.17	1.46	1.63	(0.05)	–	(0.05)	–	$10.75	17.83%	$19,708,439	1.14%	1.68%	1.15%	118.28%
Year Ended December 31, 2012	$8.00	0.10	1.15	1.25	(0.08)	–	(0.08)	–	$9.17	15.61%	$17,410,499	1.17%	1.14%	1.17%	25.05%

Class II Shares (d)
Year Ended December 31, 2016	$9.47	0.14	(0.08)	0.06	(0.18)	–	(0.18)	–	$9.35	0.63%	$40,273,681	1.39%	1.47%	1.40%	84.81%
Year Ended December 31, 2015	$10.22	0.14	(0.47)	(0.33)	(0.03)	(0.39)	(0.42)	–	$9.47	(3.22%)	$41,330,513	1.38%	1.40%	1.39%	100.97%
Year Ended December 31, 2014	$10.69	0.16	(0.22)	(0.06)	(0.41)	–	(0.41)	–	$10.22	(0.72%)	$39,240,044	1.39%	1.47%	1.40%	90.25%
Year Ended December 31, 2013	$9.14	0.14	1.46	1.60	(0.05)	–	(0.05)	–	$10.69	17.56%	$31,266,115	1.39%	1.42%	1.40%	118.28%
Year Ended December 31, 2012	$7.98	0.08	1.13	1.21	(0.05)	–	(0.05)	–	$9.14	15.23%	$26,193,375	1.42%	0.89%	1.42%	25.05%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

The accompanying notes are an integral part of these financial statements.

21

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT International Equity Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

23

Notes to Financial Statements (Continued)

December 31, 2016

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$103,283	$—	$103,283
Airlines	—	557,891	—	557,891
Auto Components	1,328,354	2,203,542	—	3,531,896
Automobiles	—	1,861,368	—	1,861,368
Banks	1,688,314	11,540,837	—	13,229,151
Biotechnology	—	2,027,029	—	2,027,029
Building Products	—	143,728	—	143,728
Capital Markets	—	2,424,308	—	2,424,308
Chemicals	—	2,472,819	—	2,472,819
Commercial Services & Supplies	—	905,239	—	905,239
Construction & Engineering	—	125,803	—	125,803
Consumer Finance	86,471	536,196	—	622,667
Containers & Packaging	—	468,850	—	468,850
Diversified Financial Services	—	339,301	—	339,301
Diversified Telecommunication Services	—	2,657,481	—	2,657,481
Electric Utilities	—	2,454,070	—	2,454,070
Electrical Equipment	—	2,128,288	—	2,128,288
Electronic Equipment, Instruments & Components	155,022	1,618,691	—	1,773,713
Energy Equipment & Services	—	943,092	—	943,092
Food & Staples Retailing	168,232	692,847	—	861,079
Food Products	657,493	3,309,644	—	3,967,137
Health Care Equipment & Supplies	—	742,448	—	742,448
Hotels, Restaurants & Leisure	1,014,150	996,251	—	2,010,401
Household Durables	—	1,917,890	—	1,917,890
Household Products	—	1,840,411	—	1,840,411
Independent Power and Renewable Electricity Producers	—	507,785	—	507,785
Industrial Conglomerates	508,446	662,578	—	1,171,024
Insurance	1,692,070	4,379,037	—	6,071,107
Internet Software & Services	194,933	573,918	—	768,851
IT Services	715,681	—	—	715,681
Machinery	—	1,970,206	—	1,970,206
Media	369,350	505,071	—	874,421
Metals & Mining	835,833	1,745,258	—	2,581,091
Multiline Retail	617,420	447,468	—	1,064,888
Multi-Utilities	108,536	918,052	—	1,026,588
Oil, Gas & Consumable Fuels	1,338,896	4,740,403	—	6,079,299
Paper & Forest Products	—	471,556	—	471,556
Personal Products	—	405,448	—	405,448
Pharmaceuticals	—	5,288,648	—	5,288,648
Professional Services	—	670,920	—	670,920
Real Estate Management & Development	133,171	3,866,470	—	3,999,641
Road & Rail	483,145	1,514,283	—	1,997,428
Semiconductors & Semiconductor Equipment	—	2,587,780	—	2,587,780
Software	670,716	1,007,126	—	1,677,842
Specialty Retail	262,982	618,524	—	881,506
Technology Hardware, Storage & Peripherals	—	1,145,916	—	1,145,916
Textiles, Apparel & Luxury Goods	—	185,008	—	185,008
Thrifts & Mortgage Finance	307,790	—	—	307,790

24

Notes to Financial Statements (Continued)

December 31, 2016

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Tobacco	$—	$1,467,881	$—	$1,467,881
Trading Companies & Distributors	478,265	580,610	—	1,058,875
Wireless Telecommunication Services	—	1,301,831	—	1,301,831
Total Common Stocks	$13,815,270	$82,573,084	$—	$96,388,354
Preferred Stock	191,523	—	—	191,523
Repurchase Agreements	—	198,514	—	198,514
Total	$14,006,793	$82,771,598	$—	$96,778,391

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in

25

Notes to Financial Statements (Continued)

December 31, 2016

recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2016, were $198,514, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2016, the joint repos on a gross basis were as follows:

Bank of America NA, 0.50%, dated 12/30/16, due 01/03/17, repurchase price $200,011,111, collateralized by U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

26

Notes to Financial Statements (Continued)

December 31, 2016

ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $350,019,444, collateralized by U.S. Government Agency Securities, ranging from 2.24%-4.00%, maturing 11/01/26-05/01/46; total market value $357,000,001.

At December 31, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America NA	$100,000	$—	$100,000	$(100,000)	$—
ML Pierce Fenner & Smith, Inc.	98,514	—	98,514	(98,514)	—
Total	$198,514	$—	$198,514	$(198,514)	$—

Amounts designated as “—” are zero.

*	At December 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to foreign currency gain/loss and foreign capital gains tax. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

27

Notes to Financial Statements (Continued)

December 31, 2016

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from investments and foreign currency transactions
$—	$(173)	$173

Amount designated as “—“ is zero or has been rounded to zero.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Lazard Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

28

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.80%
$500 million up to 2 billion	0.75%
$2 billion and more	0.70%

The Trust and NFA have entered into a written contract waiving 0.01% of investment advisory fees of the Fund until April 30, 2017. During the year ended December 31, 2016, the waiver of such investment advisory fees by NFA amounted to $9,895, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.80%, and after contractual fee waivers was 0.79%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $99,363 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $424.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services.

29

Notes to Financial Statements (Continued)

December 31, 2016

These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $148,445.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $83,763,251 and sales of $90,442,061 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

30

Notes to Financial Statements (Continued)

December 31, 2016

8.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2016, the Fund recaptured $0 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,052,829	$—	$2,052,829	$—	$2,052,829

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$464,461	$4,145,566	$4,610,027	$—	$4,610,027

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,051,538	$—	$1,051,538	$(7,784,639)	$2,261,605	$(4,471,496)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

31

Notes to Financial Statements (Continued)

December 31, 2016

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$94,496,322	$8,249,393	$(5,967,324)	$2,282,069

As of December 31, 2016, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$7,784,639	Unlimited

11. Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT International Equity Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/  PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

33

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $3,008,967 or $0.2876 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $305,388 or $0.0292 per outstanding share.

34

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

35

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

36

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

37

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

38

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

39

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

40

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

41

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

42

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

43

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

44

Annual Report

December 31, 2016

Templeton NVIT International Value Fund

AR-IV 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	Templeton NVIT International Value Fund

For the annual period ended December 31, 2016, the Templeton NVIT International Value Fund (Class I) returned 1.12% versus 4.50% for its benchmark, the MSCI ACWI ex USA. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of International Large-Cap Value Funds (consisting of 25 funds as of December 31, 2016) was 1.42% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

International equities advanced in 2016, an eventful year that began with fear and volatility and ended with renewed optimism and many major bourses hitting near-record highs. Fund performance improved sharply amid the second-half value rally, while full-year underperformance was largely attributable to adverse currency effects.

Financials stocks rebounded strongly near period-end as interest rates rose and growth expectations improved, though the late recovery failed to overcome earlier weakness. Stock selection in the sector detracted from the Fund’s relative performance. European banks lagged but in our assessment remained abundantly cheap, both in absolute terms and relative to U.S. peers, and well placed to benefit from the potential for economic reflation, higher interest rates, falling loan-loss provisions and the end of re-regulation.

An overweighting in the health care sector detracted, with valuation multiple contraction and price declines following political rhetoric targeting drug pricing during the U.S. election cycle. Israeli drug manufacturer Teva Pharmaceutical Industries performed poorly, though we believe the stock remained potentially well positioned for growth over a longer-term horizon. Pharmaceutical industry fundamentals more broadly continued to impress us, characterized by high returns on equity, strong cash flows and low leverage.

Turning to contributors, the Fund’s significantly overweighted energy position benefited relative performance amid rebounding oil prices, and U.K.

oil major BP was a top contributor, gaining as management continued to balance spending cuts with growth initiatives. Our current energy sector strategy involves selectively reducing exposure to some of the earlier-cycle energy services and exploration and production stocks we believe have fuller valuations; we also are rotating into integrated oil producers we feel are more modestly valued. Oil prices look well supported, in our view, given vast reductions in industry capital expenditures, a significant decline in the U.S. rig count and major oil producers’ recent agreement to curtail a larger-than-expected amount of production. Elsewhere among resource sectors, the materials sector contributed, led by Swiss miner Glencore, which rebounded off January 2016 lows, driven by balance sheet restructuring and commodity reflation.

The Fund’s relative results also benefited from stock selection and its significant underweighting in the expensive and overcrowded consumer staples sector. Strong stock selection benefited results in the information technology sector, led by South Korean semiconductor and consumer electronics manufacturer Samsung Electronics. The company’s shares rose as the firm recovered from a high-profile product recall and introduced more shareholder-friendly governance initiatives.

From a regional standpoint, stock selection and an underweighting in North America detracted from the Fund’s relative performance, while stock selection in Asia and Europe contributed.

During the year, the U.S. dollar appreciated against most foreign currencies, which also hurt the Fund’s performance because investments in securities with non-U.S. currency exposure lost value as the U.S. dollar rose.

4

Fund Commentary (con’t.)	Templeton NVIT International Value Fund

Subadviser:

Templeton Investment Counsel, LLC

Portfolio Managers:

Antonio T. Docal, CFA; Peter Nori, CFA; and Cindy L. Sweeting, CFA

The Fund is subject to the risks of investing in equity securities (including small companies and preferred stock). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as convertible securities (which change in value as the market value of the underlying stock fluctuates). The Fund may concentrate on specific sectors or countries, subjecting it to greater volatility than that of other mutual funds. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Templeton NVIT International Value Fund

Asset Allocation†

Common Stocks	98.2%
Repurchase Agreements	1.5%
Other assets in excess of liabilities	0.3%
100.0%

Top Industries††

Banks	13.2%
Oil, Gas & Consumable Fuels	11.0%
Pharmaceuticals	10.7%
Insurance	6.4%
Technology Hardware, Storage & Peripherals	4.6%
Diversified Telecommunication Services	4.5%
Chemicals	3.5%
Auto Components	3.3%
Wireless Telecommunication Services	3.2%
Industrial Conglomerates	3.1%
Other Industries*	36.5%
100.0%

Top Holdings††

Samsung Electronics Co. Ltd., GDR	3.1%
BP plc	3.0%
BNP Paribas SA	2.2%
Roche Holding AG	2.1%
ING Groep NV	2.0%
CRH plc	1.8%
HSBC Holdings plc	1.6%
Bayer AG	1.6%
Sanofi	1.6%
Cie Generale des Etablissements Michelin	1.6%
Other Holdings*	79.4%
100.0%

Top Countries††

United Kingdom	15.5%
Germany	12.1%
Japan	11.3%
France	10.1%
Netherlands	9.0%
South Korea	6.3%
Switzerland	5.7%
China	4.9%
Hong Kong	3.5%
Singapore	3.2%
Other Countries*	18.4%
100.0%

Objective

The Fund seeks to maximize total return consisting of capital appreciation and/or current income.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class I) returned 1.12%, underperforming the benchmark by 3.38% and the Lipper peer category median by 0.30%

•

An overweighting in the health care sector, stock selection in financials, and stock selection plus an underweighting in North America detracted from relative Fund performance; appreciation of the U.S. dollar against most foreign currencies also hurt performance

•	The Fund’s significantly overweighted energy position benefited relative performance amid rebounding oil prices; U.K. oil major BP was a top contributor to Fund performance

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Percentages indicated are based upon total investments as of December 31, 2016.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

6

Fund Performance	Templeton NVIT International Value Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	Inception[2]
Class I3	1.12%	5.09%	6.94%
MSCI ACWI ex USA	4.50%	5.00%	8.54%
CPI	2.07%	1.36%	1.65%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2009

[3]	Effective April 30, 2014, Class III Shares were renamed Class I Shares.

Expense Ratios

Expense Ratio^
Class I	1.02%

^	Current effective prospectus dated April 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

7

Fund Performance (con’t.)	Templeton NVIT International Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Templeton NVIT International Value Fund since inception through 12/31/16 versus performance of the MSCI ACWI ex USA and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Templeton NVIT International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Templeton NVIT International Value Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	1,074.40	5.27	1.01
	Hypothetical	(a)(b)	1,000.00	1,020.06	5.13	1.01

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

Templeton NVIT International Value Fund

Common Stocks 98.2%

	Shares	Market Value

BRAZIL 0.3%
Aerospace & Defense 0.3%
Embraer SA, ADR*	31,860	$613,305

CANADA 1.9%
Metals & Mining 0.6%
Silver Wheaton Corp.	66,000	1,275,120

Oil, Gas & Consumable Fuels 1.3%
Suncor Energy, Inc.	79,013	2,583,451

		3,858,571

CHINA 4.9%
Diversified Telecommunication Services 1.2%
China Telecom Corp. Ltd., H Shares	5,212,000	2,390,791

Health Care Providers & Services 0.9%
Sinopharm Group Co. Ltd. H Shares	468,800	1,921,304

Insurance 0.7%
China Life Insurance Co. Ltd., H Shares	579,000	1,496,685

Internet Software & Services 0.8%
Baidu, Inc., ADR*	9,850	1,619,439

Machinery 0.4%
CRRC Corp. Ltd., H Shares	817,960	730,544

Wireless Telecommunication Services 0.9%
China Mobile Ltd.	182,000	1,918,858

		10,077,621

FRANCE 10.1%
Aerospace & Defense 0.8%
Zodiac Aerospace	71,040	1,629,018

Auto Components 1.6%
Cie Generale des Etablissements Michelin	29,240	3,250,283

Banks 2.1%
BNP Paribas SA	70,520	4,487,745

Building Products 1.1%
Cie de Saint-Gobain	47,300	2,200,272

Insurance 1.4%
AXA SA	118,244	2,980,789

Oil, Gas & Consumable Fuels 1.5%
TOTAL SA	61,390	3,148,821

Pharmaceuticals 1.6%
Sanofi	40,320	3,260,483

		20,957,411

GERMANY 12.1%
Air Freight & Logistics 0.5%
Deutsche Post AG REG	30,760	1,008,775

Airlines 0.6%
Deutsche Lufthansa AG REG	93,970	1,211,342

Capital Markets 0.6%
Deutsche Boerse AG*	15,300	1,245,046

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Chemicals 1.1%
LANXESS AG	35,090	$2,297,806

Construction Materials 1.0%
HeidelbergCement AG	21,890	2,037,521

Food & Staples Retailing 0.9%
METRO AG	58,670	1,950,022

Industrial Conglomerates 1.2%
Siemens AG REG	20,170	2,469,614

Multi-Utilities 1.0%
Innogy SE Reg. S* (a)	59,570	2,069,937

Pharmaceuticals 3.1%
Bayer AG REG	31,437	3,275,216
Merck KGaA	31,140	3,242,325

		6,517,541

Semiconductors & Semiconductor Equipment 1.0%
Infineon Technologies AG	119,610	2,068,951

Software 1.1%
SAP SE	26,350	2,279,407

		25,155,962

HONG KONG 3.4%
Household Durables 0.7%
Haier Electronics Group Co. Ltd.	925,300	1,451,575

Industrial Conglomerates 1.2%
CK Hutchison Holdings Ltd.	223,012	2,517,462

Insurance 0.6%
AIA Group Ltd.	232,600	1,302,988

Real Estate Management & Development 0.5%
Cheung Kong Property Holdings Ltd.	155,512	949,711

Semiconductors & Semiconductor Equipment 0.4%
GCL-Poly Energy Holdings Ltd.*	7,810,000	932,939

		7,154,675

IRELAND 1.8%
Construction Materials 1.8%
CRH plc	105,257	3,650,229

ISRAEL 1.3%
Pharmaceuticals 1.3%
Teva Pharmaceutical Industries Ltd., ADR	77,147	2,796,579

ITALY 1.5%
Banks 0.5%
Intesa Sanpaolo SpA	390,071	988,105

Oil, Gas & Consumable Fuels 1.0%
Eni SpA	136,458	2,212,130

		3,200,235

10

Statement of Investments (Continued)

December 31, 2016

Templeton NVIT International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN 11.3%
Auto Components 0.7%
Sumitomo Rubber Industries Ltd.	85,300	$1,349,647

Automobiles 2.1%
Nissan Motor Co. Ltd.	315,400	3,163,822
Toyota Motor Corp.	24,900	1,459,847

		4,623,669

Beverages 2.1%
Kirin Holdings Co. Ltd.	93,600	1,519,243
Suntory Beverage & Food Ltd.	66,100	2,737,969

		4,257,212

Electronic Equipment, Instruments & Components 0.9%
Omron Corp.	47,700	1,822,854

Household Durables 0.5%
Panasonic Corp.	109,700	1,112,595

Industrial Conglomerates 0.7%
Toshiba Corp.*	569,000	1,374,444

Metals & Mining 0.9%
Sumitomo Metal Mining Co. Ltd.	145,000	1,849,865

Oil, Gas & Consumable Fuels 0.9%
Inpex Corp.	197,100	1,970,174

Real Estate Management & Development 0.5%
Mitsui Fudosan Co. Ltd.	43,000	995,472

Technology Hardware, Storage & Peripherals 0.8%
Konica Minolta, Inc.	170,400	1,688,784

Wireless Telecommunication Services 1.2%
SoftBank Group Corp.	37,000	2,448,440

		23,493,156

LUXEMBOURG 1.1%
Energy Equipment & Services 1.1%
Tenaris SA	122,490	2,186,511

MEXICO 0.2%
Metals & Mining 0.2%
Industrias Penoles SAB de CV	22,200	413,443

NETHERLANDS 8.9%
Banks 2.0%
ING Groep NV	289,356	4,073,771

Chemicals 1.4%
Akzo Nobel NV	47,930	2,994,993

Energy Equipment & Services 1.0%
SBM Offshore NV	131,455	2,058,103

Insurance 1.8%
ASR Nederland NV*	93,070	2,212,064
NN Group NV	47,730	1,615,781

		3,827,845

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS (continued)
Oil, Gas & Consumable Fuels 2.7%
Royal Dutch Shell plc, Class B	84,659	$2,432,414
Royal Dutch Shell plc, Class B, ADR (b)	54,858	3,180,118

		5,612,532

		18,567,244

NORWAY 2.3%
Chemicals 0.5%
Yara International ASA	26,935	1,059,598

Diversified Telecommunication Services 1.3%
Telenor ASA	182,560	2,725,021

Oil, Gas & Consumable Fuels 0.5%
Statoil ASA	59,700	1,089,626

		4,874,245

SINGAPORE 3.2%
Banks 2.0%
DBS Group Holdings Ltd.	203,461	2,427,460
United Overseas Bank Ltd.	113,800	1,598,765

		4,026,225

Diversified Telecommunication Services 1.2%
Singapore Telecommunications Ltd.	1,027,000	2,576,165

		6,602,390

SOUTH KOREA 6.3%
Auto Components 1.1%
Hyundai Mobis Co. Ltd.*	10,436	2,278,421

Automobiles 0.4%
Hyundai Motor Co.	7,442	897,785

Banks 1.7%
Hana Financial Group, Inc.	49,566	1,279,302
KB Financial Group, Inc., ADR	61,326	2,164,194

		3,443,496

Technology Hardware, Storage & Peripherals 3.1%
Samsung Electronics Co. Ltd., GDR Reg. S	8,700	6,468,526

		13,088,228

SPAIN 0.8%
Diversified Telecommunication Services 0.8%
Telefonica SA	183,937	1,698,172

SWEDEN 0.6%
Health Care Equipment & Supplies 0.6%
Getinge AB, Class B	74,462	1,193,104

SWITZERLAND 5.7%
Capital Markets 1.2%
UBS Group AG REG	160,340	2,506,990

Insurance 1.0%
Swiss Re AG	22,070	2,088,107

11

Statement of Investments (Continued)

December 31, 2016

Templeton NVIT International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Metals & Mining 0.5%
Glencore plc*	281,270	$950,379

Pharmaceuticals 3.0%
Novartis AG REG	27,040	1,966,443
Roche Holding AG	19,050	4,342,497

		6,308,940

		11,854,416

TAIWAN 1.6%
Semiconductors & Semiconductor Equipment 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	350,214	1,961,639

Technology Hardware, Storage & Peripherals 0.7%
Catcher Technology Co. Ltd.	210,000	1,451,456

		3,413,095

THAILAND 0.9%
Banks 0.9%
Bangkok Bank PCL REG	49,200	218,425
Bangkok Bank PCL, NVDR	367,300	1,630,799

		1,849,224

UNITED KINGDOM 15.7%
Aerospace & Defense 1.6%
BAE Systems plc	445,920	3,243,421

Airlines 0.4%
International Consolidated Airlines Group SA	146,530	793,959

Banks 4.1%
Barclays plc	892,490	2,449,303
HSBC Holdings plc	423,492	3,386,347
Standard Chartered plc*	315,590	2,573,611

		8,409,261

Chemicals 0.5%
Johnson Matthey plc	25,250	987,963

Construction & Engineering 0.4%
Carillion plc	268,850	780,077

Energy Equipment & Services 0.7%
Petrofac Ltd.	134,700	1,441,506

Food & Staples Retailing 0.7%
Tesco plc*	577,080	1,471,438

Insurance 0.7%
Aviva plc	252,270	1,502,679

Media 0.8%
Sky plc	131,940	1,608,472

Oil, Gas & Consumable Fuels 3.0%
BP plc	989,851	6,199,861

Pharmaceuticals 1.0%
GlaxoSmithKline plc	110,610	2,124,653

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Specialty Retail 0.7%
Kingfisher plc	357,060	$1,538,353

Wireless Telecommunication Services 1.1%
Vodafone Group plc	890,850	2,192,275

		32,293,918

UNITED STATES 2.3%
Health Care Equipment & Supplies 0.7%
LivaNova plc*	31,310	1,408,011

Life Sciences Tools & Services 1.0%
QIAGEN NV*	74,310	2,082,414

Pharmaceuticals 0.6%
Perrigo Co. plc	14,500	1,206,835

		4,697,260

Total Common Stocks (cost $182,903,083)		203,688,994

Repurchase Agreements 1.5%

	Principal Amount

Bank of America NA, 0.50%, dated 12/30/16, due 01/03/17, repurchase price $1,000,056, collateralized by U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $1,020,000. (c)(d)	$1,000,000	1,000,000
ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $2,144,516, collateralized by U.S. Government Agency Securities, ranging from 2.24% - 4.00%, maturing 11/01/26 -05/01/46; total market value $2,187,284. (c)(d)	2,144,397	2,144,397

Total Repurchase Agreements (cost $3,144,397)		3,144,397

Total Investments (cost $186,047,480) (e) — 99.7%		206,833,391
Other assets in excess of liabilities — 0.3%		666,871

NET ASSETS — 100.0%		$207,500,262

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the

12

Statement of Investments (Continued)

December 31, 2016

Templeton NVIT International Value Fund (Continued)

Board of Trustees. The aggregate value of these securities at December 31, 2016 was $2,069,937 which represents 1.00% of net assets.

(b)	The security or a portion of this security is on loan at December 31, 2016. The total value of securities on loan at December 31, 2016 was $3,063,541.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2016 was $3,144,397.

(d)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

ASA	Stock Corporation

GDR	Global Depositary Receipt

KGaA	Limited Partnership with shares

Ltd.	Limited

NA	National Association

NV	Public Traded Company

NVDR	Non Voting Depository Receipt

PCL	Public Company Limited

plc	Public Limited Company

REG	Registered Shares

Reg. S	Regulation S - Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

SA	Stock Company

SAB	de CV Public Traded Company

SE	European Public Limited Liability Company

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities

December 31, 2016

Templeton NVIT International Value Fund
Assets:
Investments, at value* (cost $182,903,083)	$203,688,994
Repurchase agreements, at value (cost $3,144,397)	3,144,397

Total Investments, at value (total cost $186,047,480)	206,833,391

Cash	3,556,155
Foreign currencies, at value (cost $19)	18
Interest and dividends receivable	380,538
Security lending income receivable	1,739
Receivable for investments sold	5,569
Receivable for capital shares issued	5,644
Reclaims receivable	172,374
Prepaid expenses	371

Total Assets	210,955,799

Liabilities:
Payable for investments purchased	11,139
Payable for capital shares redeemed	55,417
Payable upon return of securities loaned (Note 2)	3,144,397
Accrued expenses and other payables:
Investment advisory fees	132,505
Fund administration fees	10,244
Administrative servicing fees	26,571
Accounting and transfer agent fees	1,438
Deferred capital gain country tax	1,966
Custodian fees	1,259
Compliance program costs (Note 3)	220
Professional fees	41,063
Printing fees	15,104
Other	14,214

Total Liabilities	3,455,537

Net Assets	$207,500,262

Represented by:
Capital	$190,946,102
Accumulated undistributed net investment income	591,399
Accumulated net realized losses from investments and foreign currency transactions	(4,802,844)
Net unrealized appreciation/(depreciation) from investments†	20,783,945
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(18,340)

Net Assets	$207,500,262

*	Includes value of securities on loan of $3,063,541 (Note 2).
†	Net of $1,966 of deferred capital gain country tax.

14

Statement of Assets and Liabilities (Continued)

December 31, 2016

Templeton NVIT International Value Fund
Net Assets:
Class I Shares	$207,500,262

Total	$207,500,262

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	19,545,510

Total	19,545,510

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.62

The accompanying notes are an integral part of these financial statements.

15

Statement of Operations

For the Year Ended December 31, 2016

Templeton NVIT International Value Fund
INVESTMENT INCOME:
Dividend income	$7,233,327
Interest income	29,825
Income from securities lending (Note 2)	16,580
Foreign tax withholding	(593,282)

Total Income	6,686,450

EXPENSES:
Investment advisory fees	1,565,368
Fund administration fees	120,944
Administrative servicing fees Class I Shares	313,077
Professional fees	64,317
Printing fees	16,876
Trustee fees	6,336
Custodian fees	9,743
Accounting and transfer agent fees	8,238
Compliance program costs (Note 3)	891
Other	14,016

Total Expenses	2,119,806

NET INVESTMENT INCOME	4,566,644

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(4,761,145)
Net realized losses from foreign currency transactions (Note 2)	(56,190)

Net realized losses from investments and foreign currency transactions	(4,817,335)

Net change in unrealized appreciation/(depreciation) from investments††	2,548,520
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	16,996

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	2,565,516

Net realized/unrealized losses from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(2,251,819)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,314,825

††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $1,377.

The accompanying notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets

	Templeton NVIT International Value Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$4,566,644	$4,183,344
Net realized gains/(losses) from investments and foreign currency transactions	(4,817,335)	3,085,782
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	2,565,516	(14,502,797)

Change in net assets resulting from operations	2,314,825	(7,233,671)

Distributions to Shareholders From:
Net investment income:
Class I	(4,408,321)	(4,273,234)
Net realized gains:
Class I	(3,106,376)	(10,256,544)

Change in net assets from shareholder distributions	(7,514,697)	(14,529,778)

Change in net assets from capital transactions	(2,874,844)	10,481,330

Change in net assets	(8,074,716)	(11,282,119)

Net Assets:
Beginning of year	215,574,978	226,857,097

End of year	$207,500,262	$215,574,978

Accumulated undistributed net investment income at end of year	$591,399	$491,160

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$15,705,624	$26,192,759
Dividends reinvested	7,514,697	14,529,778
Cost of shares redeemed	(26,095,165)	(30,241,207)

Total Class I Shares	(2,874,844)	10,481,330

Change in net assets from capital transactions	$(2,874,844)	$10,481,330

SHARE TRANSACTIONS:
Class I Shares
Issued	1,504,397	2,227,457
Reinvested	696,982	1,297,892
Redeemed	(2,473,141)	(2,414,775)

Total Class I Shares	(271,762)	1,110,574

Total change in shares	(271,762)	1,110,574

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Templeton NVIT International Value Fund

		Operations				Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover
Class I Shares (b)
Year Ended December 31, 2016	$10.88	0.23		(0.10)	0.13	(0.23)	(0.16)	(0.39)	–	$10.62	1.12%		$207,500,262	1.02%	2.19%		1.02%	18.20%
Year Ended December 31, 2015	$12.13	0.22		(0.68)	(0.46)	(0.22)	(0.57)	(0.79)	–	$10.88	(3.90%	)	$215,574,978	1.02%	1.79%		1.02%	12.38%
Year Ended December 31, 2014	$14.27	0.47	(c)	(1.57)	(1.10)	(0.50)	(0.54)	(1.04)	–	$12.13	(8.15%	)	$226,857,097	1.00%	3.40%	(c)	1.00%	18.74%
Year Ended December 31, 2013	$12.21	0.26		2.17	2.43	(0.25)	(0.12)	(0.37)	–	$14.27	20.09%		$263,066,096	1.00%	1.98%		1.00%	15.31%
Year Ended December 31, 2012	$10.63	0.29		1.77	2.06	(0.29)	(0.19)	(0.48)	–	$12.21	19.56%		$251,979,290	1.00%	2.55%		1.00%	10.82%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Effective April 30, 2014, Class III Shares were renamed Class I Shares.
(c)	During the year ended December 31, 2014, the Fund received a large special dividend distribution from Vodafone Group PLC. Had the Fund not received this special dividend distribution, the net investment income per share and ratio of net investment income to average net assets would have been $0.15 and 1.11% lower, respectively.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Templeton NVIT International Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

19

Notes to Financial Statements (Continued)

December 31, 2016

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

20

Notes to Financial Statements (Continued)

December 31, 2016

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1(a)	Level 2(a)	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$613,305	$4,872,439	$—	$5,485,744
Air Freight & Logistics	—	1,008,775	—	1,008,775
Airlines	—	2,005,301	—	2,005,301
Auto Components	—	6,878,351	—	6,878,351
Automobiles	—	5,521,454	—	5,521,454
Banks	2,164,194	25,113,633	—	27,277,827
Beverages	—	4,257,212	—	4,257,212
Building Products	—	2,200,272	—	2,200,272
Capital Markets	—	3,752,036	—	3,752,036
Chemicals	—	7,340,360	—	7,340,360
Construction & Engineering	—	780,077	—	780,077
Construction Materials	—	5,687,750	—	5,687,750
Diversified Telecommunication Services	—	9,390,149	—	9,390,149
Electronic Equipment, Instruments & Components	—	1,822,854	—	1,822,854
Energy Equipment & Services	—	5,686,120	—	5,686,120
Food & Staples Retailing	—	3,421,460	—	3,421,460
Health Care Equipment & Supplies	1,408,011	1,193,104	—	2,601,115
Health Care Providers & Services	—	1,921,304	—	1,921,304
Household Durables	—	2,564,170	—	2,564,170
Industrial Conglomerates	—	6,361,520	—	6,361,520
Insurance	—	13,199,093	—	13,199,093
Internet Software & Services	1,619,439	—	—	1,619,439
Life Sciences Tools & Services	—	2,082,414	—	2,082,414
Machinery	—	730,544	—	730,544
Media	—	1,608,472	—	1,608,472
Metals & Mining	1,688,563	2,800,244	—	4,488,807
Multi-Utilities	2,069,937	—	—	2,069,937
Oil, Gas & Consumable Fuels	5,763,569	17,053,026	—	22,816,595
Pharmaceuticals	4,003,414	18,211,617	—	22,215,031
Real Estate Management & Development	—	1,945,183	—	1,945,183
Semiconductors & Semiconductor Equipment	—	4,963,529	—	4,963,529
Software	—	2,279,407	—	2,279,407
Specialty Retail	—	1,538,353	—	1,538,353
Technology Hardware, Storage & Peripherals	—	9,608,766	—	9,608,766
Wireless Telecommunication Services	—	6,559,573	—	6,559,573
Total Common Stocks	$19,330,432	$184,358,562	$—	$203,688,994
Repurchase Agreements	—	3,144,397	—	3,144,397
Total	$19,330,432	$187,502,959	$—	$206,833,391

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

(a)	During the year ended December 31, 2016, the Fund had a transfer of an international common stock from Level 1 to Level 2. The market value at the time of the transfer and at December 31, 2016, was $4,472,301 and $4,073,771, respectively. The investment was previously valued using the last quoted sales price from the local exchange on which it traded, resulting in the Level 1 classification. At December 31, 2016, the Fund valued this security using the last quoted sales price and applied a fair value factor received from an independent fair value pricing service, resulting in the Level 2 classification.

21

Notes to Financial Statements (Continued)

December 31, 2016

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2016, were $3,144,397, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

22

Notes to Financial Statements (Continued)

December 31, 2016

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $200,011,111, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $350,019,444, collateralized by U.S. Government Agency Securities, ranging from 2.24%-4.00%, maturing 11/01/26-05/01/46; total market value $357,000,001.

23

Notes to Financial Statements (Continued)

December 31, 2016

At December 31, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$1,000,000	$—	$1,000,000	$(1,000,000)	$—
ML Pierce Fenner & Smith, Inc.	2,144,397	—	2,144,397	(2,144,397)	—
Total	$3,144,397	$—	$3,144,397	$(3,144,397)	$—

Amounts designated as “—” are zero.

*	At December 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to foreign currency gain/loss. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

24

Notes to Financial Statements (Continued)

December 31, 2016

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from investments and foreign currency transactions
$—	$(58,084)	$58,084

Amount designated as “—“ is zero or has been rounded to zero.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Templeton Investment Counsel, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

25

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.70%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate was 0.75%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.87% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $120,944 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing

26

Notes to Financial Statements (Continued)

December 31, 2016

administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $891.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15 % for Class I shares, for a total amount of $313,077.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $36,819,678 and sales of $39,771,630 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

27

Notes to Financial Statements (Continued)

December 31, 2016

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2016, the Fund recaptured $115 of brokerage commissions.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$5,985,239	$1,529,458	$7,514,697	$—	$7,514,697

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,435,839	$10,093,939	$14,529,778	$—	$14,529,778

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

28

Notes to Financial Statements (Continued)

December 31, 2016

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$996,251	$—	$996,251	$(4,783,265)	$20,341,174	$16,554,160

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$186,471,911	$39,101,691	$(18,740,211)	$20,361,480

As of December 31, 2016, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$4,783,265	Unlimited

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of

Templeton NVIT International Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton NVIT International Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

30

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

The Fund designates $1,529,458, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $7,154,967 or $0.3661 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $664,318 or $0.0340 per outstanding share.

31

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

32

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

33

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

34

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

35

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

36

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

37

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

38

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

39

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

40

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

41

Annual Report

December 31, 2016

NVIT Money Market Fund

AR-MMKT 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Money Market Fund

For the annual period ended December 31, 2016, the NVIT Money Market Fund (Class I) returned 0.01% versus 0.08% for its benchmark, to the iMoneyNet Money Fund AverageTM Government All and 0.12% for its former benchmark, the iMoneyNet Prime Retail Index*. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Money Market Funds (consisting of 65 funds as of December 31, 2016) was 0.01% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market volatility burst out of the gates in the first quarter of 2016. The unexpected tumult had some investors and analysts pointing fingers at the Federal Reserve (Fed) for its action in December 2015 to lift rates from near zero for the first time in seven years, questioning whether or not the hike was the correct move. But it became clear that the turbulence had more to do with overseas economic and financial issues than the 25 basis-point rate increase. The reverse may have been true, however—the market turmoil seemed to impact the Fed’s decisions in the first three months of the year, seen in its communication to the market explicitly and implicitly. The former came in January, when the Fed said it “is closely monitoring global economic and financial developments” and the latter came in March when it did not hike rates again (and projected it would likely do so only twice in 2016 rather than the four times it had predicted in December). Through it all, and furthered by Chair Janet Yellen’s testimony to Congress, the Fed reminded the markets that it remains data dependent, and that this includes any data from international developments that impacts domestic employment and inflation. And while the U.S. labor and housing markets continued to improve and consumer spending grew over the first quarter, other economic aspects slowed. The strong dollar, declining global demand, low commodity prices and general uncertainty hurt

U.S. manufacturing activity and exports to the point that the word “recession” came to the lips of some economists and experts. Enough positive, or at least neutral, additional reports in the quarter added balance to suggest such a descent was unlikely. However, the data was much too uneven for the Fed to justify a hike in March and for investors to feel overly optimistic for growth in 2016. The London interbank offered rate (Libor) and the yield on short-term Treasuries continued to increase over the quarter, but at a slower pace compared to the jump that took place over the fourth quarter of 2015. One-month Libor was steady at 43 basis points, three-month increased from 61 basis points to 63, and six-month vaulted from 85 basis points to 91; Treasuries rose from 17 basis points to 20 and from 26 basis points to 30 for the one-month and three-month bills, respectively.

The second quarter of 2016 witnessed improvement in many aspects of the U.S. economy, although manufacturing continued to struggle, job gains moderated and most inflation gauges fell short of Fed targets. Uncertainty about the economy and geopolitical events at home and abroad kept the Fed on hold, with expectations for future rate hikes pushed further out due to late June’s surprise vote by British citizens for the U.K. to exit the European Union. While the surprise outcome of this politically charged referendum known as Brexit initially roiled both equities and fixed income, the impact on money markets was minimal as money funds had ample liquidity and typical fund flows. The long-term fallout from the separation, which will likely take two years to complete, may result in negative assessments of the credit of British-based banks or even cause some to move operations from London. But one crucial near-term effect is the probable scuttling of any increases in the target funds rate range in upcoming Federal Open Market Committee (FOMC) meetings. But pushing through the quarter’s struggles were positive developments in several significant areas of the economy: the housing market, retail sales and consumer confidence. Housing starts were stable, sales were strong and prices rose. Led by autos, retail sales grew as consumer sentiment improved.

*

On September 30, 2016, the Fund began operating as a “government money market fund” as defined in Rule 2a-7 of the Investment Company Act of 1940, prior to the October 2016 deadline for compliance with the SEC’s recent Rule 2a-7 amendments. In addition, the Fund’s primary benchmark was changed to the iMoneyNet Money Fund AverageTM Government All since that benchmark is better aligned to the type of securities in which government money market funds invest.

4

Fund Commentary (con’t.)	NVIT Money Market Fund

Finally, the woeful manufacturing sector also appeared to have bottomed, as several key surveys showed activity shifting from contraction to expansion. Supporting this recovery was a rebound in oil prices and a weakening U.S. dollar, though the former will likely continue to be volatile and the latter may be challenged by currency fluctuations arising from Brexit. The Libor increased over the quarter, but that was restrained somewhat by a drop after the Brexit announcement. One-month Libor rose from 43 basis points to 47, three-month increased from 63 basis points to 65, and six-month vaulted from 85 basis points to 92. The short end of the Treasuries yield curve flattened over the quarter, rising from 20 basis points to 26 for one-month bills, but falling from 30 basis points also to 26 for three-month bills.

Concerns over the surprise Brexit vote that rattled the markets just as the third quarter of 2016 was about to get underway subsided rapidly, as it quickly became clear that the U.K.’s separation from the European Union could take years and would have little impact anytime soon on the U.S. As a result, investor focus during the July-September period quickly returned to the domestic economy. A powerful rebound in June payrolls assuaged worries over an extremely weak May tally and signaled increasing wage pressures—raising expectations that the Fed might soon begin to raise its target funds rate as it moved closer to its dual mandate of maximum employment and stable inflation. But even as equity markets hit record highs, economic data outside of the labor market turned disparate as summer wore on. The housing market continued to improve, but auto sales appeared to plateau. Consumer confidence rose, yet retail sales were mixed and core producer and consumer prices tailed off. However, measures of second-quarter gross domestic product (GDP) were unequivocally poor. Hopes for a substantial rebound in growth from the first-quarter’s anemic 1.1% rate faded with the preliminary second-quarter reading of an extremely subpar 1.4%. All of this put a 2016 rate hike in doubt. In the end, Fed policymakers held steady despite relatively hawkish statements from a few voting members of the policy-setting FOMC leading up to

September’s meeting. However, the FOMC and Chair Janet Yellen in her post-meeting comments left open the possibility of action before the end of the year, which the market assigned to the December meeting, given the U.S. presidential election November 8. On the municipal front, most local governments’ finances improved during the quarter as the pickup in housing, consumer spending and hiring boosted sales- and income-tax collection as well as real-estate valuation. The Libor and municipal money market rates moved substantially higher over the course of the third quarter due to the volatile flow environment among tax-free money market funds heading into the deadline for implementation of the U.S. Securities and Exchange Commission’s (SEC) money market reform on October 14. One-month Libor rose 6 basis points to 0.53%, three-month increased 20 basis points to 0.85%, and six-month leapt 32 basis points to 1.24%. The one-year Moody’s Investment Grade one (MIG 1) yield jumped from 0.65% to 0.84%, and the seven-day Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index began the quarter at 0.41% and more than doubled to 0.84%. The short end of the U.S. Treasury yield curve decreased 10 basis points to 0.16% for one-month bills and dipped 1 basis point to 0.25% for three-month bills.

The fourth quarter of 2016 had no shortage of events affecting money markets, but it ended on a high note with the Fed showing faith in the economy by hiking rates. With the majority of preparation for the SEC’s money market reform completed prior, the October 14 implementation date came and went without incident. The story was the same following the surprise of Republican Donald Trump winning the U.S. presidential election. The market-implied probability of the Fed raising rates dipped immediately after the outcome but jumped back soon after, with nearly unanimous market expectations for an increase in the target rate. In mid-December, that came to pass as policymakers raised the federal funds target rate by 25 basis points to a range of 0.50% to 0.75% and the likelihood that the rate would be hiked again in 2017. This action reflected the Fed’s increased confidence that the domestic economy

5

Fund Commentary (con’t.)	NVIT Money Market Fund

is headed in the right direction. The formal statement noted that the labor market was continuing to improve, raising the likelihood of building wage pressures that could help to boost inflation to a normative level. Economic reports over the reporting period were firm, but not as robust as that of the third quarter, which saw a final reading of GDP growth of 3.5%. Consumer confidence rose, spending was solid, businesses grew inventories, and manufacturing and construction activity increased. The short end of the U.S. Treasury yield curve rose over the fourth quarter, jumping 33 basis points to 0.49% for 1-month bills and leaping 31 basis points to 0.56% for 3-month bills.

As a result of the impact of money market fund reform, the portfolio transitioned from a prime money market fund to a government money market fund during the reporting period. Under the SEC’s regulation, government money market funds are permitted to maintain a stable $1 per share net asset value and are not required to be subject to the imposition of liquidity fees or gates. While management opportunistically added government securities to the portfolio throughout the course of the reporting period as value permitted, much of the transition was concentrated toward the end of the third quarter. As of September 30, 2016, the portfolio of investments was entirely in government securities, to include Treasury securities, U.S. government agency securities, and repurchase agreements collateralized by such security types. Management employs a relative value philosophy to portfolio construction, preferring this conservative approach to making dramatic shifts in average maturity or portfolio composition. Once converted, the portfolio was managed with an average maturity target range of 40 to 50 days, and found value in agency floating-rate securities as well as fixed-rate agencies with maturities between 6 and 13 months.

Subadviser:

Federated Investment Management Company

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The Fund’s sponsor has no legal obligation to provide financial support to the fund.

The Fund may invest in shares of other government money market mutual funds, including those advised by the Fund’s subadviser, to provide additional liquidity or to achieve higher yields. Please refer to the most-recent prospectus for a more-detailed description of the Fund’s principal risks.

6

Fund Overview	NVIT Money Market Fund

Asset Allocation†

Repurchase Agreements	43.7%
U.S. Government Agency Securities	41.8%
U.S. Treasury Obligations	7.7%
Investment Companies	6.1%
Other assets in excess of liabilities	0.7%
100.0%

Top Holdings††

Federated Government Obligations Fund, Premier Shares	6.1%
FHLB, 0.64%, 06/29/17	4.2%
U.S. Treasury Notes, 1.88%, 08/31/17	3.5%
FHLMC, 0.50%, 04/04/17	3.1%
U.S. Treasury Notes, 3.00%, 02/28/17	2.5%
FHLMC, 0.50%, 01/27/17	2.3%
FHLB, 0.58%, 01/24/18	2.1%
FHLB, 0.66%, 06/26/17	2.1%
FHLB, 0.50%, 07/06/17	2.1%
FHLB, 0.51%, 03/22/17	2.1%
Other Holdings*	69.9%
100.0%

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share.

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Percentages indicated are based upon total investments as of December 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

7

Fund Performance	NVIT Money Market Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	10 Yr.
Class I	0.01%	0.00%	0.68%
Class II2	0.00%	0.00%	0.60%
Class IV	0.01%	0.00%	0.71%
Class V	0.03%	0.01%	0.70%
Class Y3	0.10%	0.02%	0.72%
iMoneyNet Money Fund AverageTM Government All	0.08%	0.02%	0.63%
iMoneyNet Prime Retail Index	0.12%	0.03%	0.70%
CPI	2.07%	1.36%	1.81%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of Class II shares (December 14, 2009), are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class II shares would have produced because all classes of shares invest in the same portfolio of securities. The performance for Class II shares has not been adjusted to reflect its lower expenses.

[3]	Effective May 1, 2008, Class ID shares were renamed Class Y shares.

Expense Ratios

Expense Ratio^
Class I	0.60%
Class II	0.85%
Class IV	0.60%
Class V	0.55%
Class Y	0.45%

^	Current effective prospectus dated April 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

8

Fund Performance (con’t.)	NVIT Money Market Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Money Market Fund versus performance of the iMoneyNet Money Fund Average™ Government All (current benchmark), the iMoneyNet Prime Retail Index (former benchmark) and the Consumer Price Index (CPI) over the 10-year period ended 12/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

9

Shareholder Expense Example	NVIT Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Money Market Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	1,000.00	2.41	0.48
	Hypothetical	(a)(b)	1,000.00	1,022.72	2.44	0.48
Class II Shares	Actual	(a)	1,000.00	1,000.00	2.41	0.48
	Hypothetical	(a)(b)	1,000.00	1,022.72	2.44	0.48
Class IV Shares	Actual	(a)	1,000.00	1,000.00	2.41	0.48
	Hypothetical	(a)(b)	1,000.00	1,022.72	2.44	0.48
Class V Shares	Actual	(a)	1,000.00	1,000.10	2.41	0.48
	Hypothetical	(a)(b)	1,000.00	1,022.72	2.44	0.48
Class Y Shares	Actual	(a)	1,000.00	1,000.30	2.11	0.42
	Hypothetical	(a)(b)	1,000.00	1,023.03	2.14	0.42

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

10

Statement of Investments

December 31, 2016

NVIT Money Market Fund

U.S. Government Agency Securities 41.8%

	Principal Amount	Market Value

FFCB
0.56%, 05/17/17	$2,000,000	$1,995,769
0.75%, 09/20/17 (a)	10,000,000	10,000,000
0.70%, 10/04/17	1,750,000	1,740,742
0.71%, 10/20/17	5,400,000	5,397,327
0.82%, 12/12/17	8,766,000	8,754,670
0.70%, 04/09/18 (a)	2,140,000	2,139,889
0.72%, 09/14/18 (a)	11,000,000	10,998,113
0.80%, 09/21/18 (a)	12,500,000	12,500,000
FHLB
0.51%, 03/17/17	6,000,000	5,993,625
0.51%, 03/22/17	34,500,000	34,460,900
0.56%, 04/03/17	20,300,000	20,271,208
0.55%, 05/05/17	5,500,000	5,489,580
0.63%, 05/30/17	2,200,000	2,199,697
0.64%, 06/15/17 (a)	17,000,000	17,000,000
0.67%, 06/19/17 (a)	31,500,000	31,500,000
0.66%, 06/23/17 (a)	23,000,000	23,000,000
0.66%, 06/26/17 (a)	35,000,000	35,000,000
0.64%, 06/29/17 (a)	70,000,000	70,000,000
0.50%, 07/06/17 (a)	35,000,000	35,000,000
0.47%, 07/19/17 (a)	17,000,000	17,000,000
0.88%, 08/21/17 (a)	7,000,000	7,010,613
0.66%, 08/25/17 (a)	5,000,000	5,000,000
0.68%, 08/28/17 (a)	20,000,000	20,000,000
0.68%, 09/05/17 (a)	6,700,000	6,702,353
0.61%, 10/10/17 (a)	34,000,000	34,016,407
0.72%, 12/07/17 (a)	17,295,000	17,300,860
0.58%, 01/24/18 (a)	35,000,000	35,000,000
0.72%, 02/23/18 (a)	7,000,000	7,000,000
0.76%, 05/08/18 (a)	4,000,000	3,999,729
FHLMC
0.50%, 01/27/17	39,000,000	39,004,554
0.50%, 04/04/17	52,500,000	52,432,188
5.00%, 04/18/17	11,250,000	11,396,963
1.25%, 05/12/17	14,752,000	14,787,976
0.72%, 05/26/17	4,000,000	4,001,833
0.75%, 07/14/17	6,200,000	6,200,764
1.00%, 07/28/17	26,500,000	26,542,290
0.75%, 10/27/17	17,300,000	17,284,555
5.13%, 11/17/17	7,000,000	7,260,864
1.00%, 12/15/17	790,000	790,601
0.84%, 01/08/18 (a)	18,000,000	18,000,000
FNMA
1.13%, 04/27/17	7,500,000	7,513,629
0.85%, 01/11/18 (a)	11,000,000	11,000,000

Total U.S. Government Agency Securities (cost $702,687,699)		702,687,699

U.S. Treasury Obligations 7.7%

	Principal Amount	Market Value

U.S. Treasury Notes
0.50%, 03/31/17	$17,000,000	$16,999,425
1.88%, 08/31/17	57,800,000	58,263,355
2.25%, 11/30/17	13,000,000	13,167,823
3.00%, 02/28/17	41,000,000	41,163,408

Total U.S. Treasury Obligations (cost $129,594,011)		129,594,011

Investment Companies 6.1%

	Shares

Asset Management 6.1%
Federated Government Obligations Fund, Premier Shares, 0.43% (b)	101,000,000	101,000,000
Federated Treasury Obligations Fund, Institutional Shares, 0.36% (b)	1,000,000	1,000,000

Total Investment Companies (cost $102,000,000)		102,000,000

Repurchase Agreements 43.7%

	Principal Amount

ING Financial Markets LLC, 0.50%, dated 12/30/16, due 01/03/17, repurchase price $184,070,226, collateralized by U.S. Government Agency Securities, ranging from 1.96% - 5.15%, maturing 11/01/35 - 10/01/46; total market value $189,582,328. (c)	$184,060,000	184,060,000
Natixis Financial Products LLC, 0.52%, dated 12/30/16, due 01/03/17, repurchase price $25,001,444, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% - 7.00%, maturing 06/30/18 - 07/01/46; total market value $25,533,889. (c)	25,000,000	25,000,000
Natixis Financial Products LLC, 0.58%, dated 12/29/16, due 01/05/17, repurchase price $125,014,097, collateralized by U.S. Government Treasury Securities, ranging from 0.63% - 4.00%, maturing 05/31/17 - 02/15/46; total market value $127,514,423. (c)	125,000,000	125,000,000

11

Statement of Investments (Continued)

December 31, 2016

NVIT Money Market Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Market Value

RBS Securities, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $150,008,333, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 2.25%, maturing 06/15/17 - 11/15/25; total market value $153,002,674. (c)	$150,000,000	$150,000,000
Wells Fargo Securities LLC, 0.50%, dated 12/30/16, due 01/03/17, repurchase price $250,013,889, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 5.75%, maturing 02/12/18 - 06/25/49; total market value $257,513,944. (c)	250,000,000	250,000,000

Total Repurchase Agreements (cost $734,060,000)		734,060,000

Total Investments (cost $1,668,341,710) (d) — 99.3%		1,668,341,710
Other assets in excess of liabilities — 0.7%		11,330,319

NET ASSETS — 100.0%		$1,679,672,029

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2016. The maturity date represents the actual maturity date.

(b)	Represents 7-day effective yield as of December 31, 2016.

(c)	Please refer to Note 2(b) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

LLC	Limited Liability Company

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2016

NVIT Money Market Fund
Assets:
Investments, at value (cost $934,281,710)	$934,281,710
Repurchase agreements, at value (cost $734,060,000)	734,060,000

Total Investments, at value (total cost $1,668,341,710)	1,668,341,710

Cash	43,351
Interest and dividends receivable	1,595,110
Receivable for capital shares issued	10,876,220
Reimbursement from investment adviser (Note 3)	129,086
Prepaid expenses	3,127

Total Assets	1,680,988,604

Liabilities:
Payable for capital shares redeemed	425,708
Accrued expenses and other payables:
Investment advisory fees	552,511
Fund administration fees	42,699
Distribution fees	35,881
Administrative servicing fees	190,190
Accounting and transfer agent fees	634
Custodian fees	11,017
Compliance program costs (Note 3)	1,916
Professional fees	19,730
Printing fees	27,275
Other	9,014

Total Liabilities	1,316,575

Net Assets	$1,679,672,029

Represented by:
Capital	$1,679,672,029

Net Assets	$1,679,672,029

Net Assets:
Class I Shares	$908,272,620
Class II Shares	159,575,280
Class IV Shares	43,170,672
Class V Shares	568,196,462
Class Y Shares	456,995

Total	$1,679,672,029

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	908,274,464
Class II Shares	159,572,962
Class IV Shares	43,170,850
Class V Shares	568,198,777
Class Y Shares	456,998

Total	1,679,674,051

13

Statement of Assets and Liabilities (Continued)

December 31, 2016

NVIT Money Market Fund
Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$1.00
Class II Shares	$1.00
Class IV Shares	$1.00
Class V Shares	$1.00
Class Y Shares	$1.00

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Year Ended December 31, 2016

NVIT Money Market Fund
INVESTMENT INCOME:
Interest income	$8,623,559
Dividend income	575,345

Total Income	9,198,904

EXPENSES:
Investment advisory fees	6,693,791
Fund administration fees	518,918
Distribution fees Class II Shares	549,822
Administrative servicing fees Class I Shares	1,393,597
Administrative servicing fees Class II Shares	329,896
Administrative servicing fees Class IV Shares	66,314
Administrative servicing fees Class V Shares	554,337
Professional fees	94,505
Printing fees	45,370
Trustee fees	54,539
Custodian fees	48,913
Accounting and transfer agent fees	3,893
Compliance program costs (Note 3)	7,520
Other	45,035

Total expenses before earnings credit and fees waived	10,406,450

Earnings credit (Note 4)	(7,754)
Distribution fees voluntarily waived — Class II (Note 3)	(549,822)
Investment advisory fees voluntarily waived (Note 3)	(92,073)
Administrative servicing fees voluntarily waived — Class I (Note 3)	(496,800)
Administrative servicing fees voluntarily waived — Class II (Note 3)	(99,587)
Administrative servicing fees voluntarily waived — Class IV (Note 3)	(23,825)
Administrative servicing fees voluntarily waived — Class V (Note 3)	(147,945)

Net Expenses	8,988,644

NET INVESTMENT INCOME	210,260

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	732

Net realized/unrealized gains from investment transactions	732

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$210,992

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	NVIT Money Market Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$210,260	$–
Net realized gains from investments	732	59,138
Net increase from payment by affiliate (Note 3)	–	1,469,554

Change in net assets resulting from operations	210,992	1,528,692

Distributions to Shareholders From:
Net investment income:
Class I	(50,963)	–
Class II	–	–
Class IV	(2,425)	–
Class V	(156,892)	–
Class Y	(386)	–
Net realized gains:
Class I	(18,617)	–
Class II	(3,783)	–
Class IV	(926)	–
Class V	(11,417)	–
Class Y	(8)	–

Change in net assets from shareholder distributions	(245,417)	–

Change in net assets from capital transactions	(67,822,152)	(73,946,241)

Change in net assets	(67,856,577)	(72,417,549)

Net Assets:
Beginning of year	1,747,528,606	1,819,946,155

End of year	$1,679,672,029	$1,747,528,606

Accumulated undistributed net investment income/(loss) at end of year	$–	$43

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$353,018,788	$384,350,469
Dividends reinvested	69,580	–
Cost of shares redeemed	(384,710,477)	(453,874,130)

Total Class I Shares	(31,622,109)	(69,523,661)

Class II Shares
Proceeds from shares issued	824,165,907	1,180,694,113
Dividends reinvested	3,783	–
Cost of shares redeemed	(894,759,800)	(1,175,359,230)

Total Class II Shares	(70,590,110)	5,334,883

Class IV Shares
Proceeds from shares issued	19,318,454	15,324,219
Dividends reinvested	3,351	–
Cost of shares redeemed	(18,856,963)	(20,148,554)

Total Class IV Shares	464,842	(4,824,335)

16

Statements of Changes in Net Assets (Continued)

	NVIT Money Market Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
CAPITAL TRANSACTIONS: (continued)
Class V Shares
Proceeds from shares issued	$377,947,789	$573,441,307
Dividends reinvested	168,240	–
Cost of shares redeemed	(344,286,456)	(547,522,711)

Total Class V Shares	33,829,573	25,918,596

Class Y Shares
Proceeds from shares issued	121,535	172,657
Dividends reinvested	394	–
Cost of shares redeemed	(26,277)	(31,024,381)

Total Class Y Shares	95,652	(30,851,724)

Change in net assets from capital transactions	$(67,822,152)	$(73,946,241)

SHARE TRANSACTIONS:
Class I Shares
Issued	353,018,788	384,350,469
Reinvested	69,580	–
Redeemed	(384,710,477)	(453,859,306)

Total Class I Shares	(31,622,109)	(69,508,837)

Class II Shares
Issued	824,165,907	1,180,694,113
Reinvested	3,783	–
Redeemed	(894,759,800)	(1,175,356,499)

Total Class II Shares	(70,590,110)	5,337,614

Class IV Shares
Issued	19,318,454	15,324,219
Reinvested	3,351	–
Redeemed	(18,856,963)	(20,147,801)

Total Class IV Shares	464,842	(4,823,582)

Class V Shares
Issued	377,947,789	573,441,307
Reinvested	168,240	–
Redeemed	(344,286,456)	(547,514,320)

Total Class V Shares	33,829,573	25,926,987

Class Y Shares
Issued	121,535	172,657
Reinvested	394	–
Redeemed	(26,277)	(31,051,080)

Total Class Y Shares	95,652	(30,878,423)

Total change in shares	(67,822,152)	(73,946,241)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Money Market Fund

		Operations				Distributions						Ratios/Supplemental data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations		Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)
Class I Shares
Year Ended December 31, 2016	$1.00	–	–	–		–	–	–	$1.00	0.01%		$908,272,620	0.52%	0.01%	0.58%
Year Ended December 31, 2015	$1.00	–	–	–	(c)	–	–	–	$1.00	–	(c)	$939,913,177	0.26%	–	0.58%
Year Ended December 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–		$1,008,594,772	0.18%	–	0.58%
Year Ended December 31, 2013	$1.00	–	–	–		–	–	–	$1.00	–		$970,304,468	0.21%	–	0.58%
Year Ended December 31, 2012	$1.00	–	–	–		–	–	–	$1.00	–		$1,082,651,394	0.30%	–	0.58%

Class II Shares
Year Ended December 31, 2016	$1.00	–	–	–		–	–	–	$1.00	–		$159,575,280	0.53%	–	0.83%
Year Ended December 31, 2015	$1.00	–	–	–	(c)	–	–	–	$1.00	–	(c)	$230,169,112	0.26%	–	0.83%
Year Ended December 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–		$224,678,172	0.18%	–	0.83%
Year Ended December 31, 2013	$1.00	–	–	–		–	–	–	$1.00	–		$160,094,056	0.21%	–	0.83%
Year Ended December 31, 2012	$1.00	–	–	–		–	–	–	$1.00	–		$217,965,994	0.30%	–	0.83%

Class IV Shares
Year Ended December 31, 2016	$1.00	–	–	–		–	–	–	$1.00	0.01%		$43,170,672	0.52%	0.01%	0.58%
Year Ended December 31, 2015	$1.00	–	–	–	(c)	–	–	–	$1.00	–	(c)	$42,706,746	0.25%	–	0.58%
Year Ended December 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–		$47,487,535	0.18%	–	0.58%
Year Ended December 31, 2013	$1.00	–	–	–		–	–	–	$1.00	–		$54,563,286	0.21%	–	0.58%
Year Ended December 31, 2012	$1.00	–	–	–		–	–	–	$1.00	–		$60,355,890	0.30%	–	0.58%

Class V Shares
Year Ended December 31, 2016	$1.00	–	–	–		–	–	–	$1.00	0.03%		$568,196,462	0.50%	0.03%	0.53%
Year Ended December 31, 2015	$1.00	–	–	–	(c)	–	–	–	$1.00	–	(c)	$534,378,220	0.26%	–	0.53%
Year Ended December 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–		$507,973,173	0.18%	–	0.53%
Year Ended December 31, 2013	$1.00	–	–	–		–	–	–	$1.00	–		$546,045,214	0.21%	–	0.53%
Year Ended December 31, 2012	$1.00	–	–	–		–	–	–	$1.00	–		$496,009,056	0.30%	–	0.53%

Class Y Shares
Year Ended December 31, 2016	$1.00	–	–	–		–	–	–	$1.00	0.10%		$456,995	0.42%	0.10%	0.43%
Year Ended December 31, 2015	$1.00	–	–	–	(c)	–	–	–	$1.00	–	(c)	$361,351	0.21%	–	0.43%
Year Ended December 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–		$31,212,503	0.18%	–	0.43%
Year Ended December 31, 2013	$1.00	–	–	–		–	–	–	$1.00	–		$31,161,112	0.23%	–	0.43%
Year Ended December 31, 2012	$1.00	–	–	–		–	–	–	$1.00	–		$302,321,859	0.30%	–	0.43%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Includes payment by affiliate which is less than $0.005 per share. The effect of such payment did not affect the amount shown as total return for the period (Note 3).

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Money Market Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the Loring Ward NVIT Capital Appreciation and Moderate Funds.

The Fund currently offers Class I, Class II, Class IV, Class V and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund seeks to maintain a stable price of $1.00 per share by using the amortized cost method of valuation to value portfolio securities. The Fund invests primarily in a portfolio of U.S. government securities and repurchase agreements that are collateralized fully by cash or U.S. government securities, and which mature in 397 calendar days or less, with certain exceptions permitted by applicable regulations. U.S. Government securities are debt securities issued and/or guaranteed as to principal and interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States. The Fund will limit investments to those securities that are Eligible Securities as defined by applicable regulations at the time of purchase.

Effective September 30, 2016, the Fund operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the 1940 Act. This means that the Fund invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by U.S. government securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds.

The Fund does not currently intend to impose liquidity fees or redemption gates on shareholder redemptions. However, the Board of Trustees of the Trust (“Board of Trustees”) may reserve the ability to subject the Fund to a liquidity fee and/or redemption gate in the future, after providing prior notice to shareholders. Because the Fund invests in short-term securities, the Fund’s subadviser generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a

19

Notes to Financial Statements (Continued)

December 31, 2016

recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees, NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company and are generally categorized as Level 1 investments within the hierarchy.

Securities held by the Fund are valued at amortized cost, which approximates fair value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The Fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

20

Notes to Financial Statements (Continued)

December 31, 2016

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$102,000,000	$—	$—	$102,000,000
Repurchase Agreements	—	734,060,000	—	734,060,000
U.S. Government Agency Securities	—	702,687,699	—	702,687,699
U.S. Treasury Obligations	—	129,594,011	—	129,594,011
Total	$102,000,000	$1,566,341,710	$—	$1,668,341,710

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Joint Repurchase Agreements

During the year ended December 31, 2016, the Fund, along with another series of the Nationwide Mutual Funds (“NMF”), pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash through a joint account at JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2016, the joint repos on a gross basis were as follows:

ING Financial Markets LLC, 0.50%, dated 12/30/16, due 01/03/17, repurchase price $254,214,122, collateralized by U.S. Government Agency Securities, ranging from 1.96% – 5.15%, maturing 11/01/35 – 10/01/46; total market value $261,826,730.

21

Notes to Financial Statements (Continued)

December 31, 2016

Natixis Financial Products LLC, 0.52%, dated 12/30/16, due 01/03/17, repurchase price $50,002,889, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.63% – 7.00%, maturing 06/30/18 – 07/01/46; total market value $51,067,777.

Natixis Financial Products LLC, 0.58%, dated 12/29/16, due 01/05/17, repurchase price $150,016,917, collateralized by U.S. Government Treasury Securities, ranging from 0.63% – 4.00%, maturing 05/31/17 – 02/15/46; total market value $153,017,307.

RBS Securities, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $250,013,889, collateralized by U.S. Government Treasury Securities, ranging from 0.88% – 2.25%, maturing 06/15/17 – 11/15/25; total market value $255,004,456.

Wells Fargo Securities LLC, 0.50%, dated 12/30/16, due 01/03/17, repurchase price $350,019,444, collateralized by U.S. Government Agency Securities, ranging from 0.00% – 5.75%, maturing 02/12/18 – 06/25/49; total market value $360,519,522.

At December 31, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ING Financial Markets LLC	$184,060,000	$—	184,060,000	$(184,060,000)	$—
Natixis Financial Products LLC	25,000,000	—	25,000,000	(25,000,000)	—
Natixis Financial Products LLC	125,000,000	—	125,000,000	(125,000,000)	—
RBS Securities, Inc.	150,000,000	—	150,000,000	(150,000,000)	—
Wells Fargo Securities LLC	250,000,000	—	250,000,000	(250,000,000)	—
Total	$734,060,000	$—	$734,060,000	$(734,060,000)	$—

Amounts designated as “—” are zero.

*	At December 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

22

Notes to Financial Statements (Continued)

December 31, 2016

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to contribution from investment advisor. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from investment transactions
$16,634	$363	$(16,997)

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

23

Notes to Financial Statements (Continued)

December 31, 2016

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Federated Investment Management Company (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.40%
$1 billion up to $2 billion	0.38%
$2 billion up to $5 billion	0.36%
$5 billion and more	0.34%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.38%, and after voluntary fee waivers was 0.38%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $518,918 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $7,520.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

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Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares, 0.20% of the average daily net assets of Class IV shares, and 0.10% of the average daily net assets of Class V shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees before voluntary fee waivers as described below was 0.15%, 0.15%, 0.15%, and 0.10% for Class I, Class II, Class IV, and Class V shares, respectively, and after voluntary fee waivers was 0.10%, 0.10%, 0.10%, and 0.07%, respectively, for a total amount of $1,575,987.

During the year ended December 31, 2016, NFA voluntarily waived investment advisory fees payable by the Fund in an amount equal to $92,073. During the same period, NFD voluntarily waived Rule 12b-1 fees payable by Class II shares of the Fund in an amount equal to $549,822. Also, during that period, NFS voluntarily waived fees payable to it pursuant to the Trust’s Administrative Services Plan by Class I, Class II, Class IV, and Class V shares of the Fund in an amount equal to $768,157. Each of these fee waivers was made voluntarily, and neither NFA, NFD nor NFS shall be entitled to reimbursement by the Fund of any of the amounts waived. Such waivers may be discontinued at any time, and neither NFA, NFD nor NFS represent that any of these voluntary waivers will be continued or repeated.

Please refer to the Statement of Operations for the amount of each class’ administrative service fees and waivers.

On June 25, 2015, NFA, the investment adviser to the Fund, made a contribution of $1,469,554 to the Fund primarily to offset capital losses incurred by the Fund due to sale of securities. The contribution had no impact to the total return of the Fund.

4.  Earnings Credit

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

5.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

6.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

25

Notes to Financial Statements (Continued)

December 31, 2016

7.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$245,417	$—	$245,417	$—	$245,417

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The Fund did not make any distributions for the year ended December 31, 2015.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$—	$—	$—	$—	$—

Amounts designated as “—” are zero or has have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,668,341,710	$755	$(755)	$—

Amount designated as “—” is zero or has been rounded to zero.

8.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Money Market Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

27

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

28

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

29

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

30

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

31

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

32

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

33

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

34

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

35

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

36

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

37

Annual Report

December 31, 2016

NVIT Investor Destinations Managed Growth & Income Fund

AR-ID-MGI 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Managed Growth & Income Fund

For the annual period ended December 31, 2016, the NVIT Investor Destinations Managed Growth & Income Fund (Class II) returned 5.71% versus 5.64% for its blended benchmark, 35% Russell 3000® Index, 15% MSCI EAFE® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index and 20% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Flexible Portfolio Funds (consisting of 86 funds as of December 31, 2016) was 4.96% for the same time period. Performance for the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund seeks a high level of total return through investment in both equity and fixed-income securities, consistent with preservation of capital. The Fund seeks to achieve its objective by investing 95% of its assets in a “core” sleeve consisting of the NVIT Investor Destinations Balanced Fund underlying investments (which have a target allocation of 50% equity and 50% fixed income) and the remaining 5% in a “volatility overlay” sleeve. A volatility management process is executed daily and determines whether the Fund should increase equity exposure or decrease equity exposure by buying or selling futures contracts tied to the S&P 500® Index, S&P MidCap 400® Index, Russell 2000® Index and MSCI EAFE Index. These investments are made in proportion to the Fund’s underlying allocations to each of these equity indexes. The volatility sleeve can increase the Fund’s equity exposure to 65% or decrease it to 0% as determined by the quantitative process that controls the overlay.

The Fund’s performance relative to its benchmark during the reporting period was influenced by two principal factors: (1) undistinguished relative returns for the core sleeve, namely the NVIT Investor Destinations Balanced Fund, and (2) certain event-driven, whipsawing effects on global equity market prices, primarily during the first half of 2016.

All 10 of the Fund’s core underlying investments posted a positive return during the 12-month reporting period. From an equity investment perspective, major contributions to the Fund’s overall return were made by the NVIT S&P 500 Index Fund (Class Y, which returned 11.78%), the NVIT Mid Cap Index Fund (Class Y, up 20.47%) and the actively managed Nationwide Ziegler Equity Income Fund (Institutional Class, up 13.57%), each of which benefited from the improving macroeconomic picture in the United States and the post-election rally that capped off 2016. Only international developed-market equities disappointed among the Fund’s equity investments as the NVIT International Index Fund (Class Y) returned a modest 1.03% for the year. International developed markets struggled throughout the year with concerns over the state of the European Union (EU) (particularly after the UK vote to exit the EU), stagnant growth in many countries, negative yields on sovereign debt, persistently high unemployment rates and other macroeconomic factors.

The core underlying fixed-income allocations within the Fund also contributed to its positive return during the 12-month period. The Fund’s sizable allocation to the NVIT Bond Index Fund (Class Y) resulted in a relatively modest return of 2.40% in 2016. However, the Fund’s allocations to the actively managed Nationwide Core Plus Bond Fund (Institutional Class) and the NVIT Short Term Bond Fund (Class Y) (which returned 4.41% and 2.97%, respectively) were important complements to the Fund’s investment in the NVIT Bond Index Fund. In addition, the Nationwide Contract, which yielded 3.14% over the 12-month period, proved to be an important source of additional return for the Fund in 2016.

Through the overlay sleeve portion, the Fund uses derivatives to manage its total exposure to equity markets. Specifically, the Fund buys or sells index future contracts on the S&P 500 Index, S&P Midcap 400 Index, Russell 2000 Index and MSCI EAFE Index as dictated by an algorithm that determines — based on numerous variables —whether the Fund’s equity exposure should be increased or decreased in light of the volatility associated with prevailing market conditions.

From an equity volatility perspective, 2016 witnessed several events that caused markets to

4

Fund Commentary (con’t.)	NVIT Investor Destinations Managed Growth & Income Fund

drop swiftly and significantly, only to rebound sharply in a matter of a few days. Examples include: (1) the price of crude oil declined precipitously, briefly touching off fears of a possible U.S. recession (January/February); (2) China devalued its currency (February); and (3) the UK voted, surprisingly, to exit the European Union (June). The magnitude of the market price movements associated with events such as these, especially given their relatively short duration, tended to undermine the workings of the Fund’s volatility management process. Throughout significant portions of this turbulent period, the Fund’s equity exposure, as dictated by its managed volatility algorithm and as implemented through the purchase and sale of derivatives, tended to be well below its 50% target. As a result, after the first six months of 2016, the year-to-date return of the Fund was trailing the return of its traditional counterpart, the NVIT Investor Destinations Balanced Fund (Class II shares) by 0.68%.

However, beginning in July 2016, U.S. equity markets regained upward momentum and generally moved higher through the remainder of the year with few perturbations and lower volatility. During this six-month period, the Fund maintained significantly higher than 50% equity exposure on a consistent basis. As a result, the returns for the Fund for the second half of 2016 were 0.11% better than those of the NVIT Investor Destinations Moderate Fund.

It is important to keep in mind that the Fund’s volatility management process generally is most effective when equity markets, including the S&P 500 Index, establish sufficient momentum — up or down. While the managed volatility overlay is intended to enable the Fund to perform better than most competitors in both up and down markets, it is primarily a capital preservation strategy and, thus, the Fund tends to be most sensitive to reducing equity exposure in the face of significant declines in the markets.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay Sleeve)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

*As of November 15, 2016.

The Fund is designed to provide traditional long-term asset allocation, primarily by investing in underlying funds (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy.

The Fund, through its Core Sleeve, is subject to the risks of its underlying funds, including but not limited to: the risks of investing in equity securities; fixed-income securities (default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up); international securities (currency fluctuations, political risks, differences in accounting and limited availability of information); and cash position risk (the Fund may miss investment opportunities). Through its Volatility Overlay, the Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. NWAM also manages the Volatility Overlay using stock index futures according to Nationwide Funds’ quantitative process for evaluating volatility. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Investor Destinations Managed Growth & Income Fund

Asset Allocation†

Equity Funds	47.9%
Fixed Income Funds	32.3%
Investment Contract	12.8%
Futures Contracts††	(0.0)%
Other assets in excess of liabilities†††	7.0%
100.0%

Top Holdings††††

NVIT Bond Index Fund, Class Y	22.0%
NVIT S&P 500 Index Fund, Class Y	18.6%
NVIT International Index Fund, Class Y	14.4%
Nationwide Contract	13.8%
NVIT Mid Cap Index Fund, Class Y	8.7%
Nationwide Core Plus Bond Fund, Institutional Class	7.8%
Nationwide Ziegler Equity Income Fund, Institutional Class	6.3%
NVIT Short Term Bond Fund, Class Y	4.9%
NVIT Small Cap Index Fund, Class Y	3.5%
100.0%

Objective

The Fund seeks a high level of total return through investment in both equity and fixed-income securities, consistent with preservation of capital.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class II) returned 5.71%, outperforming its blended benchmark by 0.07% and the Lipper peer category median by 0.75%

•	All 10 of the Fund’s underlying investments posted a positive return

•	The Nationwide Contract, which yielded 3.14%, proved to be an important source of return for the Fund in 2016

•	International developed-market equities disappointed among the Fund’s equity investments as the NVIT International Index Fund (Class Y) returned a modest 1.03%

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	NVIT Investor Destinations Managed Growth & Income Fund

Average Annual Total Return1

(For the periods ended December 31, 2016)

	1 Yr.	3 Yr.	Inception
Class I	5.94%	N/A	1.76%	[2]
Class II	5.71%	1.57%	3.17%	[3]
Russell 3000® Index	12.74%	16.97%	11.93%
Blended Index	5.64%	3.86%	5.13%
CPI	2.07%	1.18%	1.03%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

[3]	Since inception date of April 30, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.60%	0.54%
Class II	0.85%	0.79%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t)	NVIT Investor Destinations Managed Growth & Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Managed Growth & Income Fund since inception through 12/31/16 versus performance of the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 35% Russell 3000® Index, 15% MSCI EAFE® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index and 20% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

8

Shareholder Expense Example	NVIT Investor Destinations Managed Growth & Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Managed Growth & Income Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class I Shares	Actual	(b)	1,000.00	1,033.80	1.53	0.30
	Hypothetical	(b)(c)	1,000.00	1,023.63	1.53	0.30
Class II Shares	Actual	(b)	1,000.00	1,033.50	2.81	0.55
	Hypothetical	(b)(c)	1,000.00	1,022.37	2.80	0.55

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

NVIT Investor Destinations Managed Growth & Income Fund

Investment Companies 80.2%

	Shares	Market Value

Equity Funds 47.9%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	1,693,247	$24,331,953
NVIT International Index Fund, Class Y (a)	6,487,844	55,471,063
NVIT Mid Cap Index Fund, Class Y (a)	1,387,471	33,646,181
NVIT S&P 500 Index Fund, Class Y (a)	4,772,143	71,916,191
NVIT Small Cap Index Fund, Class Y (a)	1,065,663	13,331,448

Total Equity Funds (cost $198,836,750)		198,696,836

Fixed Income Funds 32.3%
Nationwide Core Plus Bond Fund, Institutional Class (a)	2,968,136	30,126,585
NVIT Bond Index Fund, Class Y (a)	8,194,322	84,811,230
NVIT Short Term Bond Fund, Class Y (a)	1,830,881	18,821,453

Total Fixed Income Funds (cost $137,508,087)		133,759,268

Total Investment Companies (cost $336,344,837)		332,456,104

Investment Contract 12.8%

	Principal Amount	Market Value

Nationwide Contract, 3.05% (a)(b)(c)	$53,015,561	$53,015,561

Total Investment Contract (cost $53,015,561)		53,015,561

Total Investments (cost $389,360,398) (d) — 93.0%		385,471,665
Other assets in excess of liabilities — 7.0%		29,015,207

NET ASSETS — 100.0%		$414,486,872

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

At December 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
230	Mini MSCI EAFE	03/17/17	$19,269,400	$(58,632)
90	Russell 2000 Mini Future	03/17/17	6,106,050	(18,521)
343	S&P 500 E-Mini	03/17/17	38,350,830	66,350
78	S&P MID 400 E-Mini	03/17/17	12,940,980	(131,884)

			$76,667,260	$(142,687)

At December 31, 2016, the Fund has $3,756,335 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2016

NVIT Investor Destinations Managed Growth & Income Fund
Assets:
Investments in affiliates, at value (cost $389,360,398)	$385,471,665
Cash	25,621,938
Deposits with broker for futures contracts	3,756,335
Interest receivable	9,372
Receivable for capital shares issued	371,837
Reimbursement from investment adviser (Note 3)	17,617
Prepaid expenses	659

Total Assets	415,249,423

Liabilities:
Payable for investments purchased	351,986
Payable for capital shares redeemed	1,325
Payable for variation margin on futures contracts	176,318
Accrued expenses and other payables:
Investment advisory fees	52,278
Fund administration fees	10,931
Distribution fees	87,003
Administrative servicing fees	51,779
Accounting and transfer agent fees	58
Custodian fees	2,312
Compliance program costs (Note 3)	426
Professional fees	13,758
Printing fees	7,455
Other	6,922

Total Liabilities	762,551

Net Assets	$414,486,872

Represented by:
Capital	$416,223,351
Accumulated undistributed net investment income	696,214
Accumulated net realized gains from affiliated investments and futures transactions	1,598,727
Net unrealized appreciation/(depreciation) from investments in affiliates	(3,888,733)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(142,687)

Net Assets	$414,486,872

Net Assets:
Class I Shares	$591,112
Class II Shares	413,895,760

Total	$414,486,872

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	56,448
Class II Shares	39,540,048

Total	39,596,496

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.47
Class II Shares	$10.47

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2016

NVIT Investor Destinations Managed Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$7,448,024
Interest income from affiliates	1,518,711
Interest income from non-affiliates	77,178

Total Income	9,043,913

EXPENSES:
Investment advisory fees	579,759
Fund administration fees	123,594
Distribution fees Class II Shares	964,689
Administrative servicing fees Class I Shares	942
Administrative servicing fees Class II Shares	578,819
Professional fees	29,290
Printing fees	13,548
Trustee fees	11,842
Custodian fees	14,178
Accounting and transfer agent fees	389
Compliance program costs (Note 3)	1,703
Other	16,032

Total expenses before expenses reimbursed	2,334,785

Expenses reimbursed by adviser (Note 3)	(210,346)

Net Expenses	2,124,439

NET INVESTMENT INCOME	6,919,474

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated Underlying Funds	5,773,918
Net realized gains from investment transactions with affiliates	1,928,544
Net realized losses from futures transactions (Note 2)	(751,909)

Net realized gains from affiliated investments and futures transactions	6,950,553

Net change in unrealized appreciation/(depreciation) from investments in affiliates	7,993,300
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(44,989)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	7,948,311

Net realized/unrealized gains from affiliated investments and futures transactions	14,898,864

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$21,818,338

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Investor Destinations Managed Growth & Income Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$6,919,474	$5,443,620
Net realized gains/(losses) from affiliated investments and futures transactions	6,950,553	(3,973,228)
Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	7,948,311	(13,925,177)

Change in net assets resulting from operations	21,818,338	(12,454,785)

Distributions to Shareholders From:
Net investment income:
Class I	(11,800)	(9,891)
Class II	(7,175,396)	(5,407,327)

Change in net assets from shareholder distributions	(7,187,196)	(5,417,218)

Change in net assets from capital transactions	42,732,106	106,499,224

Change in net assets	57,363,248	88,627,221

Net Assets:
Beginning of year	357,123,624	268,496,403

End of year	$414,486,872	$357,123,624

Accumulated undistributed net investment income at end of year	$696,214	$632,972

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$240,141	$307,307
Dividends reinvested	11,800	9,891
Cost of shares redeemed	(250,938)	(30,960)

Total Class I Shares	1,003	286,238

Class II Shares
Proceeds from shares issued	45,414,184	105,471,102
Dividends reinvested	7,175,396	5,407,327
Cost of shares redeemed	(9,858,477)	(4,665,443)

Total Class II Shares	42,731,103	106,212,986

Change in net assets from capital transactions	$42,732,106	$106,499,224

SHARE TRANSACTIONS:
Class I Shares
Issued	23,289	29,082
Reinvested	1,125	987
Redeemed	(24,310)	(2,927)

Total Class I Shares	104	27,142

Class II Shares
Issued	4,438,324	9,934,694
Reinvested	684,185	539,402
Redeemed	(952,202)	(441,718)

Total Class II Shares	4,170,307	10,032,378

Total change in shares	4,170,411	10,059,520

The accompanying notes are an integral part of these financial statements.

13

Statement of Cash Flows

For the Year Ended December 31, 2016

NVIT Investor Destinations Managed Growth & Income Fund
INCREASE IN CASH
Cash flows used in operating activities:
Net increase in net assets from operations	$21,818,338
Adjustments to reconcile net increase/decrease in net assets from operations to net cash used in operating activities:
Purchase of affiliated investments	(54,360,580)
Proceeds from disposition of affiliated investments	41,269,971
Reinvestment of dividend income from affiliates	(7,448,024)
Reinvestment of interest income from affiliates	(1,518,711)
Change in unrealized (appreciation)/depreciation from investments in affiliates	(7,993,300)
Reinvestment of net realized gain distributions from underlying affiliated funds	(5,773,918)
Net realized gain from investment transactions with affiliates	(1,928,544)
Increase in deposits at broker for futures contracts	(3,008,115)
Decrease in variation margin receivable	296,758
Increase in interest receivable	(9,372)
Increase in reimbursement from investment adviser	(17,617)
Increase in prepaid expenses	(125)
Increase in payable for investments purchased	150,330
Increase in variation margin payable	176,318
Increase in investment advisory fees	24,351
Increase in fund administration fees	1,043
Increase in distribution fees	11,567
Increase in administrative servicing fees	6,505
Increase in accounting and transfer agent fees	5
Increase in custodian fees	517
Increase in compliance program costs	51
Increase in professional fees	2,876
Increase in printing fees	2,259
Increase in other payables	6,859

Net cash used in operating activities	(18,290,558)

Cash flows provided by financing activities:
Proceeds from shares issued	45,495,160
Cost of shares redeemed	(10,108,492)

Net cash provided by financing activities	35,386,668

Net increase in cash	17,096,110

Cash:
Beginning of period	8,525,828

End of period	$25,621,938

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $7,187,196.

Non-cash operating activities included herein include reinvestments of dividend income from affiliates, interest income from affiliates, and net realized gain distributions from affiliates of $14,740,653.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Managed Growth & Income Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover (f)
Class I Shares
Year Ended December 31, 2016	$10.08	0.19	0.41	0.60	(0.21)	–	(0.21)	$10.47	5.94%		$591,112	0.30%	1.88%		0.35%	11.31%
Year Ended December 31, 2015	$10.59	0.23	(0.56)	(0.33)	(0.18)	–	(0.18)	$10.08	(3.10%	)	$568,105	0.30%	2.21%		0.36%	20.68%
Period Ended December 31, 2014 (g)	$10.57	0.76	(0.54)	0.22	(0.17)	(0.03)	(0.20)	$10.59	2.06%		$309,134	0.30%	7.09%	(h)	0.38%	16.75%

Class II Shares
Year Ended December 31, 2016	$10.08	0.18	0.40	0.58	(0.19)	–	(0.19)	$10.47	5.71%		$413,895,760	0.55%	1.79%		0.60%	11.31%
Year Ended December 31, 2015	$10.58	0.18	(0.52)	(0.34)	(0.16)	–	(0.16)	$10.08	(3.24%	)	$356,555,519	0.55%	1.68%		0.61%	20.68%
Year Ended December 31, 2014	$10.50	0.24	0.02	0.26	(0.15)	(0.03)	(0.18)	$10.58	2.46%		$268,187,269	0.55%	2.22%		0.64%	16.75%
Period Ended December 31, 2013 (i)	$10.00	0.34	0.36	0.70	(0.17)	(0.03)	(0.20)	$10.50	7.00%		$79,159,126	0.52%	4.87%		0.72%	1.82%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year, unless otherwise noted.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(h)	Ratio has not been annualized.
(i)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of April 30, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Managed Growth & Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

16

Notes to Financial Statements (Continued)

December 31, 2016

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed investment contract issued and guaranteed by NLIC. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2016 through March 31, 2016, the rate was 3.25%. For the period from April 1, 2016 through June 30, 2016, the rate was 3.15%. For the period from July 1, 2016 through September 30, 2016, the rate was 3.10%. For the period from October 1, 2016 through December 31, 2016, the rate was 3.05%. From January 1, 2017 through March 31, 2017, the rate will be no less than 1.50% per annum. Effective April 1, 2017, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion. Because the contract is guaranteed by NLIC, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Contract. The interest credited to the Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Futures Contracts	$66,350	$—	$—	$66,350
Investment Companies	332,456,104	—	—	332,456,104
Investment Contract	—	—	53,015,561	53,015,561
Total Assets:	$332,522,454	$—	$53,015,561	$385,538,015

Liabilities:
Futures Contracts	$(209,037)	$—	$—	$(209,037)
Total Liabilities	$(209,037)	$—	$—	$(209,037)
Total	$332,313,417	$—	$53,015,561	$385,328,978

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

17

Notes to Financial Statements (Continued)

December 31, 2016

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/15	$43,369,293	$43,369,293
Purchases*	10,927,041	10,927,041
Sales	(1,280,773)	(1,280,773)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/16	$53,015,561	$53,015,561

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	3.05% - 3.25%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as

18

Notes to Financial Statements (Continued)

December 31, 2016

issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

19

Notes to Financial Statements (Continued)

December 31, 2016

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 50%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 65% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$66,350
Total		$66,350
Liabilities:
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(209,037)
Total		$(209,037)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

20

Notes to Financial Statements (Continued)

December 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$(751,909)
Total	$(751,909)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(44,989)
Total	$(44,989)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Futures Contracts:
Average Notional Balance Long(a)	$63,654,431
Average Notional Balance Short(b)	$32,615,035

(a)	The Fund entered into long futures contracts from March 21, 2016 through June 30, 2016 and again from July 20, 2016 through December 31, 2016.

(b)	The Fund entered into short futures contracts from January 1, 2016 through March 18, 2016 and again from June 30, 2016 through July 20, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31,

21

Notes to Financial Statements (Continued)

December 31, 2016

2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from affiliated investments and futures transactions
$—	$330,964	$(330,964)

Amount designated as “—“ is zero or has been rounded to zero.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

22

Notes to Financial Statements (Continued)

December 31, 2016

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before expense reimbursements was 0.15%, and after expense reimbursements was 0.10%. During the year ended December 31, 2016, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $27,314.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.15% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Total
$148,296	$190,007	$210,436	$548,739

During the year ended December 31, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

23

Notes to Financial Statements (Continued)

December 31, 2016

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $123,594 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $1,703.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $579,761.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

24

Notes to Financial Statements (Continued)

December 31, 2016

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at December 31, 2016	Shares/ Principal at December 31, 2016	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions
Nationwide Ziegler Equity Income Fund, Institutional Class	$13,861,602	$8,956,742	$534,611	$24,331,953	1,693,247	$616,985	$20,638	$6,974
NVIT International Index Fund, Class Y	49,123,132	8,616,307	1,399,053	55,471,063	6,487,844	1,586,074	(48,550)	—
NVIT Mid Cap Index Fund, Class Y	26,719,165	6,505,854	2,053,511	33,646,181	1,387,471	419,179	(37,034)	2,797,647
NVIT S&P 500 Index Fund, Class Y	71,015,247	10,320,672	14,645,808	71,916,191	4,772,143	1,323,275	1,773,662	1,227,972
NVIT Small Cap Index Fund, Class Y	9,891,278	3,058,996	279,811	13,331,448	1,065,663	156,620	(56,583)	1,517,701
Nationwide Core Plus Bond Fund, Institutional Class	24,643,759	6,055,279	733,657	30,126,585	2,968,136	927,899	3,443	46,543
NVIT Bond Index Fund, Class Y	91,123,373	12,226,839	18,596,485	84,811,230	8,194,322	2,040,131	305,170	177,081
NVIT Short Term Bond Fund, Class Y	17,971,710	2,433,503	1,746,262	18,821,453	1,830,881	377,861	(32,202)	—
Nationwide Contract	43,369,293	10,927,041	1,280,773	53,015,561	$53,015,561	1,518,711	—	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount

25

Notes to Financial Statements (Continued)

December 31, 2016

becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $69,101,233 and sales of $41,269,971 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

26

Notes to Financial Statements (Continued)

December 31, 2016

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$7,187,196	$—	$7,187,196	$—	$7,187,196

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$5,417,218	$—	$5,417,218	$—	$5,417,218

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$696,214	$3,557,755	$4,253,969	$—	$(5,990,448)	$(1,736,479)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$389,629,315	$7,709,725	$(11,867,375)	$(4,157,650)

During the year ended December 31, 2016, the Fund had capital loss carryforwards that were utilized of $4,424,994 and are no longer eligible to offset future capital gains, if any.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of

NVIT Investor Destinations Managed Growth & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Managed Growth & Income Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying funds’ transfer agent, broker and fixed contract issuer, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

28

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 23.79%.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $1,438,678 or $0.0363 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $77,345 or $0.0020 per outstanding share.

29

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

30

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

31

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

32

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

33

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

34

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

35

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

36

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

37

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

38

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

39

Annual Report

December 31, 2016

NVIT Investor Destinations Managed

Growth Fund

AR-ID-MGR 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Managed Growth Fund

For the annual period ended December 31, 2016, the NVIT Investor Destinations Managed Growth Fund (Class II) returned 6.95% versus 6.70% for its blended benchmark, 45% Russell 3000® Index, 15% MSCI EAFE® Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 15% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 241 funds as of December 31, 2016) was 6.16% for the same time period. Performance for the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Consistent with the preservation of capital, the Fund seeks growth primarily and investment income secondarily. The Fund seeks to achieve its objective by investing 95% of its assets in a “core” sleeve consisting of the NVIT Investor Destinations Moderate Fund underlying investments (which have a target allocation of 60% equity and 40% fixed income) and the remaining 5% in a “volatility overlay” sleeve. A volatility management process is executed daily and determines whether the Fund should increase equity exposure or decrease equity exposure by buying or selling futures contracts tied to the S&P 500® Index, S&P MidCap 400® Index, Russell 2000® Index and MSCI EAFE Index. These investments are made in proportion to the Fund’s underlying allocations to each of these equity indexes. The volatility sleeve can increase the Fund’s equity exposure to 80% or decrease it to 0% as determined by the quantitative process that controls the overlay.

The Fund’s performance relative to its benchmark during the reporting period was influenced by two principal factors: (1) undistinguished relative returns for the core sleeve, namely the NVIT Investor Destinations Moderate Fund, and (2) certain event-driven, whipsawing effects on global equity market prices, primarily during the first half of 2016.

The Fund’s core underlying equity investments in index funds tracking U.S. large-capitalization stocks, mid-cap stocks and small-cap stocks contributed significantly to the Fund’s overall returns. Specifically, the NVIT S&P 500 Index (which tracks the S&P 500 Index), the NVIT Mid

Cap Index Fund (which tracks the S&P MidCap 400 Index) and the NVIT Small Cap Index Fund (which tracks the Russell 2000 Index) returned 11.78%, 20.47% and 21.22% (all for Class Y shares), respectively. Each of these underlying funds benefited from the improving macroeconomic picture in the United States and the post-election rally that capped off 2016. Only international developed-market equities disappointed among the Fund’s equity investments as the NVIT International Index Fund (Class Y) returned a modest 1.03% for the year. International developed markets struggled throughout the year with concerns over the state of the European Union (EU) (particularly after the UK vote to exit the EU), stagnant growth in many countries, negative yields on sovereign debt, persistently high unemployment rates and other macroeconomic factors.

The core underlying fixed-income allocations within the Fund also contributed to its positive return during the 12-month period. The Fund’s sizable allocation to the NVIT Bond Index Fund (Class Y) resulted in a relatively modest return of 2.40% in 2016. However, the Fund’s allocations to the actively managed Nationwide Core Plus Bond Fund (Institutional Class) and the NVIT Short Term Bond Fund (Class Y) (which returned 4.41% and 2.97%, respectively) were important complements to the Fund’s investment in the NVIT Bond Index Fund. The Nationwide Contract, which yielded 3.14% over the 12-month period, also served as an important component of the Fund’s fixed-income allocations in 2016.

Through the overlay sleeve portion, the Fund uses derivatives to manage its total exposure to equity markets. Specifically, the Fund buys or sells index future contracts on the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Index and MSCI EAFE Index as dictated by an algorithm that determines — based on numerous variables — whether the Fund’s equity exposure should be increased or decreased in light of the volatility associated with prevailing market conditions.

From an equity volatility perspective, 2016 witnessed several events that caused markets to drop swiftly and significantly, only to rebound sharply in a matter of a few days. Examples include: (1) the price of crude oil declined

4

Fund Commentary (con’t.)	NVIT Investor Destinations Managed Growth Fund

precipitously, briefly touching off fears of a possible U.S. recession (January/February); (2) China devalued its currency (February); and (3) the UK voted, surprisingly, to exit the EU (June). The magnitude of the market price movements associated with events such as these, especially given their relatively short duration, tended to undermine the workings of the Fund’s volatility management process. Throughout significant portions of this turbulent period, the Fund’s equity exposure, as dictated by its managed volatility algorithm and as implemented through the purchase and sale of derivatives, tended to be well below its 60% target. As a result, after the first six months of 2016, the year-to-date return of the Fund was trailing the return of its traditional counterpart, the NVIT Investor Destinations Moderate Fund (Class II shares) by 0.45%.

However, beginning in July 2016, U.S. equity markets regained upward momentum and generally moved higher through the remainder of the year with few perturbations and lower volatility. During this six-month period, the Fund maintained significantly higher than 60% equity exposure on a consistent basis. As a result, the returns for the Fund for the second half of 2016 were 0.28% better than those of the NVIT Investor Destinations Moderate Fund.

It is important to keep in mind that the Fund’s volatility management process generally is most effective when equity markets, including the S&P 500 Index, establish sufficient momentum – up or down. While the managed volatility overlay is intended to enable the Fund to perform better than most competitors in both up and down markets, it is primarily a capital preservation strategy and, thus, the Fund tends to be most sensitive to reducing equity exposure in the face of significant declines in the markets.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay Sleeve)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

*As of November 15, 2016.

The Fund is designed to provide traditional long-term asset allocation, primarily by investing in underlying funds (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. The Fund, through its Core Sleeve, is subject to the risks of its underlying funds, including but not limited to: the risks of investing in equity securities; fixed-income securities (default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up); international securities (currency fluctuations, political risks, differences in accounting and limited availability of information); and cash position risk (the Fund may miss investment opportunities). Through its Volatility Overlay, the Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. NWAM also manages the Volatility Overlay using stock index futures according to Nationwide Funds’ quantitative process for evaluating volatility. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Investor Destinations Managed Growth Fund

Asset Allocation†

Equity Funds	57.2%
Fixed Income Funds	28.4%
Investment Contract	7.3%
Futures Contracts††	(0.0)%
Other assets in excess of liabilities†††	7.1%
100.0%

Top Holdings††††

NVIT S&P 500 Index Fund, Class Y	25.8%
NVIT Bond Index Fund, Class Y	20.9%
NVIT International Index Fund, Class Y	16.2%
NVIT Mid Cap Index Fund, Class Y	9.8%
Nationwide Contract	7.8%
Nationwide Core Plus Bond Fund, Institutional Class	6.8%
Nationwide Ziegler Equity Income Fund, Institutional Class	5.2%
NVIT Small Cap Index Fund, Class Y	4.6%
NVIT Short Term Bond Fund, Class Y	2.9%
100.0%

Objective

Consistent with preservation of capital, the Fund seeks growth primarily and investment income secondarily.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class II) returned 6.95%, outperforming its blended benchmark by 0.25% and the Lipper peer category median by 0.79%

•	All nine of the Fund’s underlying funds posted a positive return

•	The volatility overlay sleeve of the Fund detracted from overall Fund returns in the first half of 2016 by approximately 0.45%, but contributed by approximately 0.28% in the second half

•	The Nationwide Contract, which yielded 3.14%, served as an important component of the Fund’s fixed-income allocations

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	NVIT Investor Destinations Managed Growth Fund

Average Annual Total Return1

(For the periods ended December 31, 2016)

	1 Yr.	3 Yr.	Inception
Class I	7.23%	N/A	1.79%	[2]
Class II	6.95%	1.48%	3.29%	[3]
Russell 3000® Index	12.74%	16.97%	11.93%
Blended Index	6.70%	4.50%	6.19%
CPI	2.07%	1.18%	1.03%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

[3]	Since inception date of April 30, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.59%	0.55%
Class II	0.84%	0.80%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Investor Destinations Managed Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Managed Growth Fund since inception through 12/31/16 versus performance of the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 45% Russell 3000® Index, 15% MSCI EAFE® Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 15% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

8

Shareholder Expense Example	NVIT Investor Destinations Managed Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Managed Growth Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class I Shares	Actual	(b)	1,000.00	1,044.20	1.59	0.31
	Hypothetical	(b)(c)	1,000.00	1,023.58	1.58	0.31
Class II Shares	Actual	(b)	1,000.00	1,043.50	2.88	0.56
	Hypothetical	(b)(c)	1,000.00	1,022.32	2.85	0.56

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

NVIT Investor Destinations Managed Growth Fund

Investment Companies 85.6%

	Shares	Market Value

Equity Funds 57.2%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	2,996,478	$43,059,385
NVIT International Index Fund, Class Y (a)	15,667,711	133,958,925
NVIT Mid Cap Index Fund, Class Y (a)	3,316,381	80,422,235
NVIT S&P 500 Index Fund, Class Y (a)	14,103,612	212,541,437
NVIT Small Cap Index Fund, Class Y (a)	3,016,013	37,730,326

Total Equity Funds (cost $504,600,983)		507,712,308

Fixed Income Funds 28.4%
Nationwide Core Plus Bond Fund, Institutional Class (a)	5,530,701	56,136,617
NVIT Bond Index Fund, Class Y (a)	16,667,425	172,507,846
NVIT Short Term Bond Fund, Class Y (a)	2,337,567	24,030,189

Total Fixed Income Funds (cost $259,398,164)		252,674,652

Total Investment Companies (cost $763,999,147)		760,386,960

Investment Contract 7.3%

	Principal Amount	Market Value

Nationwide Contract, 3.05% (a)(b)(c)	$64,504,630	$64,504,630

Total Investment Contract (cost $64,504,630)		64,504,630

Total Investments (cost $828,503,777) (d) — 92.9%		824,891,590
Other assets in excess of liabilities — 7.1%		63,421,764

NET ASSETS — 100.0%		$888,313,354

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

At December 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
675	Mini MSCI EAFE	03/17/17	$56,551,500	$(171,291)
287	Russell 2000 Mini Future	03/17/17	19,471,515	(60,377)
947	S&P 500 E-Mini	03/17/17	105,884,070	182,710
208	S&P MID 400 E-Mini	03/17/17	34,509,280	(353,760)

			$216,416,365	$(402,718)

At December 31, 2016, the Fund has $10,641,345 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2016

NVIT Investor Destinations Managed Growth Fund
Assets:
Investments in affiliates, at value (cost $828,503,777)	$824,891,590
Cash	53,675,602
Deposits with broker for futures contracts	10,641,345
Interest receivable	20,507
Receivable for investments sold	119,185
Receivable for capital shares issued	15,159
Reimbursement from investment adviser (Note 3)	23,329
Prepaid expenses	1,334

Total Assets	889,388,051

Liabilities:
Payable for capital shares redeemed	140,617
Payable for variation margin on futures contracts	470,846
Accrued expenses and other payables:
Investment advisory fees	112,198
Fund administration fees	19,518
Distribution fees	186,675
Administrative servicing fees	110,437
Accounting and transfer agent fees	98
Custodian fees	4,824
Compliance program costs (Note 3)	899
Professional fees	14,820
Printing fees	6,425
Other	7,340

Total Liabilities	1,074,697

Net Assets	$888,313,354

Represented by:
Capital	$886,551,038
Accumulated undistributed net investment income	1,383,453
Accumulated net realized gains from affiliated investments and futures transactions	4,393,768
Net unrealized appreciation/(depreciation) from investments in affiliates	(3,612,187)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(402,718)

Net Assets	$888,313,354

Net Assets:
Class I Shares	$1,538,713
Class II Shares	886,774,641

Total	$888,313,354

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	145,783
Class II Shares	84,020,969

Total	84,166,752

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.55
Class II Shares	$10.55

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2016

NVIT Investor Destinations Managed Growth Fund
INVESTMENT INCOME:
Dividend income from affiliates	$16,624,507
Interest income from affiliates	1,880,110
Interest income from non-affiliates	152,824

Total Income	18,657,441

EXPENSES:
Investment advisory fees	1,200,271
Fund administration fees	212,458
Distribution fees Class II Shares	1,998,084
Administrative servicing fees Class I Shares	1,409
Administrative servicing fees Class II Shares	1,198,862
Professional fees	45,246
Printing fees	13,587
Trustee fees	24,555
Custodian fees	29,344
Accounting and transfer agent fees	625
Compliance program costs (Note 3)	3,546
Other	22,775

Total expenses before expenses reimbursed	4,750,762

Expenses reimbursed by adviser (Note 3)	(271,342)

Net Expenses	4,479,420

NET INVESTMENT INCOME	14,178,021

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated Underlying Funds	14,817,855
Net realized gains from investment transactions with affiliates	4,193,734
Net realized gains from futures transactions (Note 2)	2,379,387

Net realized gains from affiliated investments and futures transactions	21,390,976

Net change in unrealized appreciation/(depreciation) from investments in affiliates	19,641,356
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	229,876

Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	19,871,232

Net realized/unrealized gains from affiliated investments and futures transactions	41,262,208

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$55,440,229

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Investor Destinations Managed Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$14,178,021	$10,513,066
Net realized gains/(losses) from affiliated investments and futures transactions	21,390,976	(9,613,810)
Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	19,871,232	(29,636,649)

Change in net assets resulting from operations	55,440,229	(28,737,393)

Distributions to Shareholders From:
Net investment income:
Class I	(28,693)	(17,935)
Class II	(14,623,347)	(11,455,862)

Change in net assets from shareholder distributions	(14,652,040)	(11,473,797)

Change in net assets from capital transactions	138,472,296	258,078,788

Change in net assets	179,260,485	217,867,598

Net Assets:
Beginning of year	709,052,869	491,185,271

End of year	$888,313,354	$709,052,869

Accumulated undistributed net investment income at end of year	$1,383,453	$1,081,383

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$759,596	$849,532
Dividends reinvested	28,693	17,935
Cost of shares redeemed	(259,868)	(38,324)

Total Class I Shares	528,421	829,143

Class II Shares
Proceeds from shares issued	135,677,661	247,963,610
Dividends reinvested	14,623,347	11,455,862
Cost of shares redeemed	(12,357,133)	(2,169,827)

Total Class II Shares	137,943,875	257,249,645

Change in net assets from capital transactions	$138,472,296	$258,078,788

SHARE TRANSACTIONS:
Class I Shares
Issued	72,632	78,924
Reinvested	2,709	1,794
Redeemed	(25,811)	(3,614)

Total Class I Shares	49,530	77,104

Class II Shares
Issued	13,228,662	23,429,776
Reinvested	1,381,521	1,145,200
Redeemed	(1,182,987)	(203,052)

Total Class II Shares	13,427,196	24,371,924

Total change in shares	13,476,726	24,449,028

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Managed Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover (f)
Class I Shares
Year Ended December 31, 2016	$10.03	0.29	0.44	0.73	(0.21)	–	(0.21)	$10.55	7.23%		$1,538,713	0.31%	2.81%		0.34%	8.34%
Year Ended December 31, 2015	$10.62	0.30	(0.69)	(0.39)	(0.20)	–	(0.20)	$10.03	(3.71%	)	$965,618	0.31%	2.82%		0.35%	16.13%
Period Ended December 31, 2014 (g)	$10.64	0.39	(0.23)	0.16	(0.15)	(0.03)	(0.18)	$10.62	1.55%		$203,443	0.31%	3.60%	(h)	0.36%	12.12%

Class II Shares
Year Ended December 31, 2016	$10.03	0.18	0.52	0.70	(0.18)	–	(0.18)	$10.55	6.95%		$886,774,641	0.56%	1.77%		0.59%	8.34%
Year Ended December 31, 2015	$10.62	0.18	(0.60)	(0.42)	(0.17)	–	(0.17)	$10.03	(3.95%	)	$708,087,251	0.56%	1.71%		0.60%	16.13%
Year Ended December 31, 2014	$10.60	0.24	(0.06)	0.18	(0.13)	(0.03)	(0.16)	$10.62	1.73%		$490,981,828	0.56%	2.23%		0.61%	12.12%
Period Ended December 31, 2013 (i)	$10.00	0.38	0.39	0.77	(0.16)	(0.01)	(0.17)	$10.60	7.78%		$135,626,393	0.53%	5.54%		0.67%	0.77%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year, unless otherwise noted.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(h)	Ratio has not been annualized.
(i)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of April 30, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Managed Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

15

Notes to Financial Statements (Continued)

December 31, 2016

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed investment contract issued and guaranteed by NLIC. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2016 through March 31, 2016, the rate was 3.25%. For the period from April 1, 2016 through June 30, 2016, the rate was 3.15%. For the period from July 1, 2016 through September 30, 2016, the rate was 3.10%. For the period from October 1, 2016 through December 31, 2016, the rate was 3.05%. From January 1, 2017 through March 31, 2017, the rate will be no less than 1.50% per annum. Effective April 1, 2017, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion. Because the contract is guaranteed by NLIC, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Contract. The interest credited to the Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Futures Contracts	$182,710	$—	$—	$182,710
Investment Companies	760,386,960	—	—	760,386,960
Investment Contract	—	—	64,504,630	64,504,630
Total Assets	$760,569,670	$—	$64,504,630	$825,074,300

Liabilities:
Futures Contracts	$(585,428)	$—	$—	$(585,428)
Total Liabilities	$(585,428)	$—	$—	$(585,428)
Total	$759,984,242	$—	$64,504,630	$824,488,872

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

16

Notes to Financial Statements (Continued)

December 31, 2016

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/15	$57,546,649	$57,546,649
Purchases*	11,771,002	11,771,002
Sales	(4,813,021)	(4,813,021)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/16	$64,504,630	$64,504,630

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	3.05 - 3.25%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as

17

Notes to Financial Statements (Continued)

December 31, 2016

issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

18

Notes to Financial Statements (Continued)

December 31, 2016

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 60%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 80% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$182,710
Total		$182,710

Liabilities:		Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(585,428)
Total		$(585,428)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

19

Notes to Financial Statements (Continued)

December 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$2,379,387
Total	$2,379,387

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$229,876
Total	$229,876

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Futures Contracts:
Average Notional Balance Long(a)	$159,794,090
Average Notional Balance Short(b)	$164,548,038

(a)	The Fund entered into long futures contracts from March 18, 2016 through December 31, 2016.

(b)	The Fund entered into short futures contracts from January 1, 2016 through March 18, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no

20

Notes to Financial Statements (Continued)

December 31, 2016

effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from affiliated investments and futures transactions
$—	$776,089	$(776,089)

Amount designated as “—“ is zero or has been rounded to zero.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

21

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before expense reimbursements was 0.15%, and after expense reimbursements was 0.12%. During the year ended December 31, 2016, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $56,445.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.16% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Total
$164,378	$231,521	$271,342	$667,241

During the year ended December 31, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

22

Notes to Financial Statements (Continued)

December 31, 2016

During the year ended December 31, 2016, NFM earned $212,458 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $3,546.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions;

(iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $1,200,271.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

23

Notes to Financial Statements (Continued)

December 31, 2016

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at December 31, 2016	Shares/ Principal at December 31, 2016	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions
Nationwide Ziegler Equity Income Fund, Institutional Class	$20,744,218	$19,306,892	$487,617	$43,059,385	2,996,478	$1,057,432	$23,672	$12,347
NVIT International Index Fund, Class Y	111,455,651	26,155,677	1,728,597	133,958,925	15,667,711	3,828,142	(52,531)	—
NVIT Mid Cap Index Fund, Class Y	60,091,187	18,702,807	4,147,657	80,422,235	3,316,381	1,002,027	(67,272)	6,573,526
NVIT S&P 500 Index Fund, Class Y	191,271,187	39,405,574	33,119,625	212,541,437	14,103,612	3,914,426	4,274,984	3,565,665
NVIT Small Cap Index Fund, Class Y	26,363,824	9,893,667	406,729	37,730,326	3,016,013	443,526	(60,983)	4,225,947
Nationwide Core Plus Bond Fund, Institutional Class	49,156,129	10,488,196	3,887,566	56,136,617	5,530,701	1,746,908	11,827	86,757
NVIT Bond Index Fund, Class Y	153,869,677	31,703,262	12,124,658	172,507,846	16,667,425	4,149,695	94,585	353,613
NVIT Short Term Bond Fund, Class Y	21,714,292	4,191,435	2,059,354	24,030,189	2,337,567	482,351	(30,548)	—
Nationwide Contract	57,546,649	11,771,002	4,813,021	64,504,630	$64,504,630	1,880,110	—	—

Amounts designated as “—” are zero or have been rounded to zero.

* Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

24

Notes to Financial Statements (Continued)

December 31, 2016

6.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $171,618,512 and sales of $62,774,824 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$14,652,040	$—	$14,652,040	$—	$14,652,040

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

25

Notes to Financial Statements (Continued)

December 31, 2016

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$11,473,797	$—	$11,473,797	$—	$11,473,797

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/(Deficit)
$1,383,453	$9,745,342	$11,128,795	$—	$(9,366,479)	$1,762,316

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$828,828,744	$21,154,739	$(25,091,893)	$(3,937,154)

During the year ended December 31, 2016, the Fund had capital loss carryforwards that were utilized of $14,545,000 and are no longer eligible to offset future capital gains, if any.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of

NVIT Investor Destinations Managed Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Managed Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying funds’ transfer agent, broker and fixed contract issuer, provide a reasonable basis for our opinion.

/s/  PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

27

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 25.21%.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $3,756,104 or $0.0446 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $186,680 or $0.0022 per outstanding share.

28

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

29

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

30

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

31

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

32

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

33

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

34

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

35

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

36

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

37

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

38

Annual Report

December 31, 2016

NVIT Investor Destinations Aggressive Fund

AR-ID-AG 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Aggressive Fund

For the annual period ended December 31, 2016, the NVIT Investor Destinations Aggressive Fund (Class II) returned 9.47% versus 8.16% for its blended benchmark, 60% Russell 3000® Index, 30% MSCI EAFE® Index and 10% Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s Lipper variable insurance products peer category of Mixed-Asset Target Allocation Aggressive Growth Funds (consisting of 57 funds as of December 31, 2016) was 7.96% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s outperformance versus its benchmark during the annual reporting period was driven largely by the strength of U.S. equity markets in 2016. U.S. large-capitalization investments, as represented by the S&P 500® Index (S&P 500), returned 11.96% over the 12-month period. The S&P 500 was led by strong returns from the energy and financials sectors, which more than compensated for the decline in the health care sector, which posted a negative return for the annual period following five consecutive years of strong performance. U.S. intermediate-term, investment-grade fixed-income investments, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65% over the 12-month period. U.S. high-yield bonds, as represented by the Bloomberg Barclays Very Liquid High Yield Index, returned 16.65% over the period as spreads compressed throughout the year, resulting in strong high-yield returns.

All eight of the Fund’s underlying investments posted a positive return during the 12-month period. From an equity investment perspective, major contributions to the Fund’s overall return were made by the NVIT S&P 500 Index Fund (Class Y, which returned 11.78%), the NVIT Mid Cap Index Fund (Class Y, up 20.47%) and the NVIT Small Cap Index Fund (Class Y, up 21.22%), each of which benefited from the improving macroeconomic picture in the United States and the post-election rally that capped off 2016. Only international developed-market equities disappointed among the Fund’s equity investments as the NVIT International Index Fund

(Class Y) returned a modest 1.03% for the year. International developed markets struggled throughout the year with concerns over the state of the European Union (EU) (particularly after the UK vote to exit the EU), stagnant growth in many countries, negative yields on sovereign debt, persistently high unemployment rates and other macroeconomic factors.

The underlying fixed-income allocations within the Fund also contributed to its positive return during the 12-month period. The Fund’s allocation to the NVIT Bond Index Fund (Class Y) resulted in a relatively modest return of 2.40% in 2016. However, the Fund’s allocation to the actively managed Nationwide Core Plus Bond Fund (Institutional Class), which returned 4.41%, was an important complement to the Fund’s investment in the NVIT Bond Index Fund during the reporting period. The Nationwide Core Plus Bond Fund invests in a combination of investment-grade and high-yield U.S. bonds, targeting a maximum of 20% in the latter sector. High yield proved to be an important additional asset class exposure for the Fund in 2016 and helped the Nationwide Core Plus Bond Fund outperform the NVIT Bond Index Fund by 201 basis points.

Adviser: Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*	As of November 15, 2016.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation

4

Fund Commentary (con’t.)	NVIT Investor Destinations Aggressive Fund

consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Investor Destinations Aggressive Fund

Asset Allocation†

Equity Funds	90.6%
Fixed Income Funds	7.6%
Investment Contract	1.9%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

NVIT S&P 500 Index Fund, Class Y	35.0%
NVIT International Index Fund, Class Y	29.0%
NVIT Mid Cap Index Fund, Class Y	13.2%
NVIT Small Cap Index Fund, Class Y	11.2%
Nationwide Core Plus Bond Fund, Institutional Class	3.8%
NVIT Bond Index Fund, Class Y	3.8%
Nationwide Ziegler Equity Income Fund, Institutional Class	2.1%
Nationwide Contract	1.9%
100.0%

Objective

The Fund seeks maximum growth of capital consistent with a more aggressive level of risk.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class II) returned 9.47%, outperforming its blended benchmark by 1.31% and the Lipper peer category median by 1.51%

•	All eight of the Fund’s underlying investments posted a positive return

•	The largest contributor was the Fund’s exposure to large-capitalization equities

•	International developed-market equities disappointed among the Fund’s equity investments as the NVIT International Index Fund (Class Y) returned a modest 1.03%

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	NVIT Investor Destinations Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class II	9.47%	10.91%	4.63%
Class P	9.52%	N/A	9.53%	[2]
Russell 3000® Index	12.74%	14.67%	7.07%
Blended Index	8.16%	11.02%	5.12%
CPI	2.07%	1.37%	1.81%

N/A — Not Applicable.

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012

Expense Ratios

Expense Ratio^
Class II	0.84%
Class P	0.69%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Investor Destinations Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Aggressive Fund versus performance of the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI) over the 10-year period ended 12/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 60% Russell 3000® Index, 30% MSCI EAFE® Index and 10% Bloomberg Barclays U.S. Aggregate Bond Index.

8

Shareholder Expense Example	NVIT Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Aggressive Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class II Shares	Actual	(b)	1,000.00	1,074.20	3.08	0.59
	Hypothetical	(b)(c)	1,000.00	1,022.17	3.00	0.59
Class P Shares	Actual	(b)	1,000.00	1,073.90	2.29	0.44
	Hypothetical	(b)(c)	1,000.00	1,022.92	2.24	0.44

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

NVIT Investor Destinations Aggressive Fund

Investment Companies 98.2%

	Shares	Market Value

Equity Funds 90.6%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	407,114	$5,850,224
NVIT International Index Fund, Class Y (a)	9,525,817	81,445,735
NVIT Mid Cap Index Fund, Class Y (a)	1,528,563	37,067,645
NVIT S&P 500 Index Fund, Class Y (a)	6,539,172	98,545,330
NVIT Small Cap Index Fund, Class Y (a)	2,513,659	31,445,869

Total Equity Funds (cost $206,408,984)		254,354,803

Fixed Income Funds 7.6%
Nationwide Core Plus Bond Fund, Institutional Class (a)	1,050,001	10,657,507
NVIT Bond Index Fund, Class Y (a)	1,026,838	10,627,773

Total Fixed Income Funds (cost $21,670,873)		21,285,280

Total Investment Companies (cost $228,079,857)		275,640,083

Investment Contract 1.9%

	Principal Amount

Nationwide Contract, 3.05% (a)(b)(c)	$5,466,479	5,466,479

Total Investment Contract (cost $5,466,479)		5,466,479

Total Investments (cost $233,546,336) (d) — 100.1%		281,106,562
Liabilities in excess of other assets — (0.1)%		(165,592)

NET ASSETS — 100.0%		$280,940,970

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2016

NVIT Investor Destinations Aggressive Fund
Assets:
Investments in affiliates, at value (cost $233,546,336)	$281,106,562
Receivable for investments sold	144,846
Receivable for capital shares issued	30,296
Prepaid expenses	490

Total Assets	281,282,194

Liabilities:
Payable for capital shares redeemed	175,142
Accrued expenses and other payables:
Investment advisory fees	30,873
Fund administration fees	8,502
Distribution fees	59,371
Administrative servicing fees	40,908
Accounting and transfer agent fees	80
Custodian fees	1,728
Compliance program costs (Note 3)	288
Professional fees	10,481
Printing fees	6,955
Other	6,896

Total Liabilities	341,224

Net Assets	$280,940,970

Represented by:
Capital	$221,012,751
Accumulated undistributed net investment income	395,769
Accumulated net realized gains from affiliated investments	11,972,224
Net unrealized appreciation/(depreciation) from investments in affiliates	47,560,226

Net Assets	$280,940,970

Net Assets:
Class II Shares	$268,268,215
Class P Shares	12,672,755

Total	$280,940,970

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	21,362,747
Class P Shares	1,014,270

Total	22,377,017

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$12.56
Class P Shares	$12.49

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2016

NVIT Investor Destinations Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$5,745,143
Interest income from affiliates	113,203

Total Income	5,858,346

EXPENSES:
Investment advisory fees	355,545
Fund administration fees	98,864
Distribution fees Class II Shares	658,196
Distribution fees Class P Shares	25,546
Administrative servicing fees Class II Shares	394,922
Professional fees	24,149
Printing fees	11,465
Trustee fees	8,319
Custodian fees	10,430
Accounting and transfer agent fees	551
Compliance program costs (Note 3)	1,176
Other	14,800

Total Expenses	1,603,963

NET INVESTMENT INCOME	4,254,383

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated Underlying Funds	8,916,893
Net realized gains from investment transactions with affiliates	13,785,908

Net realized gains from affiliated investments	22,702,801

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(2,555,797)

Net realized/unrealized gains from affiliated investments	20,147,004

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$24,401,387

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Investor Destinations Aggressive Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$4,254,383	$4,117,600
Net realized gains from affiliated investments	22,702,801	22,131,925
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(2,555,797)	(28,681,659)

Change in net assets resulting from operations	24,401,387	(2,432,134)

Distributions to Shareholders From:
Net investment income:
Class II	(4,258,755)	(4,111,005)
Class P	(211,365)	(133,694)
Net realized gains:
Class II	(19,707,333)	–
Class P	(836,003)	–

Change in net assets from shareholder distributions	(25,013,456)	(4,244,699)

Change in net assets from capital transactions	(3,397,156)	(32,644,554)

Change in net assets	(4,009,225)	(39,321,387)

Net Assets:
Beginning of year	284,950,195	324,271,582

End of year	$280,940,970	$284,950,195

Accumulated undistributed net investment income at end of year	$395,769	$296,897

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$15,435,552	$18,049,615
Dividends reinvested	23,966,088	4,111,005
Cost of shares redeemed	(46,834,894)	(57,370,120)

Total Class II Shares	(7,433,254)	(35,209,500)

Class P Shares
Proceeds from shares issued	3,432,067	2,805,430
Dividends reinvested	1,047,368	133,694
Cost of shares redeemed	(443,337)	(374,178)

Total Class P Shares	4,036,098	2,564,946

Change in net assets from capital transactions	$(3,397,156)	$(32,644,554)

SHARE TRANSACTIONS:
Class II Shares
Issued	1,229,670	1,367,898
Reinvested	1,958,735	330,818
Redeemed	(3,729,692)	(4,381,136)

Total Class II Shares	(541,287)	(2,682,420)

Class P Shares
Issued	274,256	215,185
Reinvested	85,828	10,812
Redeemed	(35,417)	(28,749)

Total Class P Shares	324,667	197,248

Total change in shares	(216,620)	(2,485,172)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Aggressive Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class II Shares
Year Ended December 31, 2016	$12.61	0.19	0.95	1.14	(0.20)	(0.99)	(1.19)	–	$12.56	9.47%		$268,268,215	0.59%	1.54%	0.59%	13.64%
Year Ended December 31, 2015	$12.93	0.17	(0.30)	(0.13)	(0.19)	–	(0.19)	–	$12.61	(1.00%	)	$276,290,065	0.59%	1.32%	0.59%	9.33%
Year Ended December 31, 2014	$12.52	0.20	0.42	0.62	(0.21)	–	(0.21)	–	$12.93	4.99%		$317,928,316	0.58%	1.57%	0.58%	15.54%
Year Ended December 31, 2013	$9.99	0.17	2.55	2.72	(0.19)	–	(0.19)	–	$12.52	27.25%		$339,488,645	0.59%	1.50%	0.59%	6.27%
Year Ended December 31, 2012	$8.75	0.13	1.26	1.39	(0.15)	–	(0.15)	–	$9.99	15.90%		$323,279,707	0.59%	1.42%	0.59%	6.83%

Class P Shares
Year Ended December 31, 2016	$12.56	0.25	0.90	1.15	(0.23)	(0.99)	(1.22)	–	$12.49	9.52%		$12,672,755	0.44%	1.96%	0.44%	13.64%
Year Ended December 31, 2015	$12.88	0.23	(0.33)	(0.10)	(0.22)	–	(0.22)	–	$12.56	(0.79%	)	$8,660,130	0.44%	1.78%	0.44%	9.33%
Year Ended December 31, 2014	$12.48	0.26	0.38	0.64	(0.24)	–	(0.24)	–	$12.88	5.13%		$6,343,266	0.43%	2.07%	0.43%	15.54%
Year Ended December 31, 2013	$9.97	0.30	2.43	2.73	(0.22)	–	(0.22)	–	$12.48	27.39%		$2,789,521	0.43%	2.62%	0.43%	6.27%
Period Ended December 31, 2012 (f)	$9.66	0.30	0.20	0.50	(0.19)	–	(0.19)	–	$9.97	5.13%		$757,616	0.44%	4.67%	0.44%	6.83%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Aggressive Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risks. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

15

Notes to Financial Statements (Continued)

December 31, 2016

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

Effective April 28, 2016, the Fund began investing in the Nationwide Contract. The Nationwide Contract is a fixed investment contract issued and guaranteed by NLIC. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2016 through March 31, 2016, the rate was 3.25%. For the period from April 1, 2016 through June 30, 2016, the rate was 3.15%. For the period from July 1, 2016 through September 30, 2016, the rate was 3.10%. For the period from October 1, 2016 through December 31, 2016, the rate was 3.05%. From January 1, 2016 through March 31, 2017, the rate will be no less than 1.50% per annum. Effective April 1, 2017, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion. Because the contract is guaranteed by NLIC, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Contract. The interest credited to the Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$275,640,083	$—	$—	$275,640,083
Investment Contract	—	—	5,466,479	5,466,479
Total	$275,640,083	$—	$5,466,479	$281,106,562

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

16

Notes to Financial Statements (Continued)

December 31, 2016

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/15	$—	$—
Purchases*	5,769,561	5,769,561
Sales	(303,082)	(303,082)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/16	$5,466,479	$5,466,479

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	3.05% - 3.25%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Equity securities and shares of registered open-end management investment companies valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments

17

Notes to Financial Statements (Continued)

December 31, 2016

within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

18

Notes to Financial Statements (Continued)

December 31, 2016

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from affiliated investments
$—	$314,609	$(314,609)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding

19

Notes to Financial Statements (Continued)

December 31, 2016

shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $98,864 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $1,176.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires;

20

Notes to Financial Statements (Continued)

December 31, 2016

(iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $394,922.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at December 31, 2016	Shares/ Principal at December 31, 2016	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions
Nationwide Ziegler Equity Income Fund, Institutional Class	$—	$5,788,965	$352,683	$5,850,224	407,114	$131,505	$9,834	$1,685
NVIT International Index Fund, Class Y	82,695,200	8,611,551	8,501,758	81,445,735	9,525,817	2,322,241	(112,909)	—
NVIT Mid Cap Index Fund, Class Y	37,052,994	4,434,052	7,441,091	37,067,645	1,528,563	468,149	3,949,653	3,248,866
NVIT S&P 500 Index Fund, Class Y	105,501,395	4,992,598	19,030,917	98,545,330	6,539,172	1,835,690	6,388,853	1,748,343
NVIT Small Cap Index Fund, Class Y	31,274,607	5,432,417	7,057,229	31,445,869	2,513,659	375,156	3,671,949	3,878,704
Nationwide Core Plus Bond Fund, Institutional Class	11,457,124	965,368	1,870,488	10,657,507	1,050,001	357,810	(6,145)	16,442
NVIT Bond Index Fund, Class Y	17,127,391	1,515,541	8,185,063	10,627,773	1,026,838	254,592	(115,327)	22,853
Nationwide Contract	—	5,769,561	303,082	5,466,479	$5,466,479	113,203	—	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

21

Notes to Financial Statements (Continued)

December 31, 2016

5.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $37,510,053 and sales of $52,742,311 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1,

22

Notes to Financial Statements (Continued)

December 31, 2016

2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,470,120	$20,543,336	$25,013,456	$—	$25,013,456

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,244,699	$—	$4,244,699	$—	$4,244,699

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$406,032	$22,003,684	$22,409,716	$—	$37,518,503	$59,928,219

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$243,588,059	$43,645,781	$(6,127,278)	$37,518,503

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Aggressive Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Aggressive Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying funds’ transfer agent and fixed contract issuer, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

24

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 51.02%.

The Fund designates $20,543,336, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $2,278,540 or $0.1018 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $113,244 or $0.0051 per outstanding share.

25

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

26

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

27

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

28

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

29

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

30

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

31

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

32

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

33

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

35

Annual Report

December 31, 2016

NVIT Investor Destinations Balanced Fund

AR-ID-BAL 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Balanced Fund

For the annual period ended December 31, 2016, the NVIT Investor Destinations Balanced Fund (Class II) returned 6.30% versus 5.64% for its blended benchmark, 35% Russell 3000® Index, 15% MSCI EAFE® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index and 20% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 241 funds as of December 31, 2016) was 6.16% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s outperformance versus its benchmark during the annual reporting period was driven largely by the strength of U.S. equity markets in 2016. U.S. large-capitalization investments, as represented by the S&P 500® Index (S&P 500), returned 11.96% over the 12-month period. The S&P 500 was led by strong returns from the energy and financials sectors, which more than compensated for the decline in the health care sector, which posted a negative return for the annual period following five consecutive years of strong performance. U.S. intermediate-term, investment-grade fixed-income investments, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65% over the 12-month period. Short-term interest rates remained below 1.00% in the United States, which made the Fund’s significant allocation to the Nationwide Contract a strong contributor to overall performance. The Nationwide Contract, which yielded 3.14% over the 12-month period, served as an important component of the Fund’s fixed-income allocations in 2016.

All nine of the Fund’s underlying investments posted a positive return during the 12-month period. From an equity investment perspective, major contributions to the Fund’s overall return were made by the NVIT S&P 500 Index Fund (Class Y, which returned 11.78%), the NVIT Mid Cap Index Fund (Class Y, up 20.47%) and the actively managed Nationwide Ziegler Equity Income Fund (Institutional Class, up 13.57%), each of which benefited from the improving macroeconomic picture in the United States and the post-election rally that capped off 2016. Only international developed-market equities disappointed among the Fund’s equity investments as the NVIT International Index Fund (Class Y) returned a modest 1.03% for the year. International developed markets struggled throughout the year with concerns over the state of the European Union (EU) (particularly after the UK vote to exit the EU), stagnant growth in many countries, negative yields on sovereign debt, persistently high unemployment rates and other macroeconomic factors.

The underlying fixed-income allocations within the Fund also contributed to its positive return during the 12-month period. The Fund’s sizable allocation to the NVIT Bond Index Fund (Class Y) resulted in a relatively modest return of 2.40% in 2016. However, the Fund’s allocations to the actively managed Nationwide Core Plus Bond Fund (Institutional Class) and the NVIT Short Term Bond Fund (Class Y) (which returned 4.41% and 2.97%, respectively) were important complements to the Fund’s investment in the NVIT Bond Index Fund during the reporting period. And, as noted above, the Nationwide Contract proved to be an important source of additional yield for the Fund.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*As	of November 15, 2016.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the

4

Fund Commentary (con’t.)	NVIT Investor Destinations Balanced Fund

most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, the Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of the Fund that invests in it.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Investor Destinations Balanced Fund

Asset Allocation†

Equity Funds	51.1%
Fixed Income Funds	35.1%
Investment Contract	13.8%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Bond Index Fund, Class Y	22.5%
NVIT S&P 500 Index Fund, Class Y	18.4%
NVIT International Index Fund, Class Y	14.8%
Nationwide Contract	13.8%
NVIT Mid Cap Index Fund, Class Y	8.4%
Nationwide Core Plus Bond Fund, Institutional Class	7.7%
Nationwide Ziegler Equity Income Fund, Institutional Class	6.3%
NVIT Short Term Bond Fund, Class Y	4.8%
NVIT Small Cap Index Fund, Class Y	3.3%
100.0%

Objective

The Fund seeks a high level of total return through investment in both equity and fixed-income securities.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class II) returned 6.30%, outperforming its blended benchmark by 0.66% and the Lipper peer category median by 0.14%

•	All 10 of the Fund’s underlying investments posted a positive return

•	Short-term interest rates remained below 1.00% in the United States, which made the Fund’s significant allocation to the Nationwide Contract a strong contributor to overall performance

•	International developed-market equities disappointed among the Fund’s equity investments as the NVIT International Index Fund (Class Y) returned a modest 1.03%

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	NVIT Investor Destinations Balanced Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	Inception
Class II	6.30%	6.61%	8.45%	[2]
Class P	6.42%	N/A	5.92%	[3]
Russell 3000® Index	12.74%	14.67%	16.47%
Blended Index	5.64%	7.01%	8.88%
CPI	2.07%	1.36%	1.65%

N/A	– Not Applicable.

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2009.

[3]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.82%
Class P	0.67%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Investor Destinations Balanced Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Balanced Fund since inception through 12/31/16 versus performance of the Russell 3000® Index, the Blended Index*, and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 35% Russell 3000® Index, 15% MSCI EAFE® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index and 20% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

8

Shareholder Expense Example	NVIT Investor Destinations Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Balanced Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class II Shares	Actual	(b)	1,000.00	1,032.40	2.91	0.57
	Hypothetical	(b)(c)	1,000.00	1,022.27	2.90	0.57
Class P Shares	Actual	(b)	1,000.00	1,032.80	2.15	0.42
	Hypothetical	(b)(c)	1,000.00	1,023.03	2.14	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

NVIT Investor Destinations Balanced Fund

Investment Companies 86.2%

	Shares	Market Value

Equity Funds 51.1%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	6,781,631	$97,452,035
NVIT International Index Fund, Class Y (a)	26,864,061	229,687,718
NVIT Mid Cap Index Fund, Class Y (a)	5,386,719	130,627,925
NVIT S&P 500 Index Fund, Class Y (a)	18,940,110	285,427,454
NVIT Small Cap Index Fund, Class Y (a)	4,091,969	51,190,538

Total Equity Funds (cost $687,442,742)		794,385,670

Fixed Income Funds 35.1%
Nationwide Core Plus Bond Fund, Institutional Class (a)	11,783,050	119,597,952
NVIT Bond Index Fund, Class Y (a)	33,788,671	349,712,747
NVIT Short Term Bond Fund, Class Y (a)	7,350,860	75,566,845

Total Fixed Income Funds (cost $562,944,688)		544,877,544

Total Investment Companies (cost $1,250,387,430)		1,339,263,214

Investment Contract 13.8%

	Principal Amount

Nationwide Contract, 3.05% (a)(b)(c)	$214,229,542	214,229,542

Total Investment Contract (cost $214,229,542)		214,229,542

Total Investments (cost $1,464,616,972) (d) — 100.0%		1,553,492,756
Liabilities in excess of other assets — 0.0%†		(763,067)

NET ASSETS — 100.0%		$1,552,729,689

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2016

NVIT Investor Destinations Balanced Fund
Assets:
Investments in affiliates, at value (cost $1,464,616,972)	$1,553,492,756
Receivable for investments sold	257,543
Receivable for capital shares issued	5,101
Prepaid expenses	2,491

Total Assets	1,553,757,891

Liabilities:
Payable for capital shares redeemed	262,645
Accrued expenses and other payables:
Investment advisory fees	170,336
Fund administration fees	31,566
Distribution fees	327,572
Administrative servicing fees	194,002
Accounting and transfer agent fees	178
Custodian fees	9,324
Compliance program costs (Note 3)	1,611
Professional fees	14,238
Printing fees	8,372
Other	8,358

Total Liabilities	1,028,202

Net Assets	$1,552,729,689

Represented by:
Capital	$1,422,711,335
Accumulated undistributed net investment income	2,775,342
Accumulated net realized gains from affiliated investments	38,367,228
Net unrealized appreciation/(depreciation) from investments in affiliates	88,875,784

Net Assets	$1,552,729,689

Net Assets:
Class II Shares	$1,547,268,999
Class P Shares	5,460,690

Total	$1,552,729,689

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	102,329,234
Class P Shares	362,014

Total	102,691,248

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$15.12
Class P Shares	$15.08

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2016

NVIT Investor Destinations Balanced Fund
INVESTMENT INCOME:
Dividend income from affiliates	$30,214,261
Interest income from affiliates	6,024,027

Total Income	36,238,288

EXPENSES:
Investment advisory fees	1,889,763
Fund administration fees	352,406
Distribution fees Class II Shares	3,622,347
Distribution fees Class P Shares	11,824
Administrative servicing fees Class II Shares	2,173,430
Professional fees	70,425
Printing fees	15,491
Trustee fees	44,525
Custodian fees	56,057
Accounting and transfer agent fees	1,130
Compliance program costs (Note 3)	6,386
Other	34,803

Total Expenses	8,278,587

NET INVESTMENT INCOME	27,959,701

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated Underlying Funds	22,796,709
Net realized gains from investment transactions with affiliates	17,219,388

Net realized gains from affiliated investments	40,016,097

Net change in unrealized appreciation/(depreciation) from investments in affiliates	22,376,167

Net realized/unrealized gains from affiliated investments	62,392,264

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$90,351,965

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Investor Destinations Balanced Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$27,959,701	$23,037,958
Net realized gains from affiliated investments	40,016,097	36,896,109
Net change in unrealized appreciation/(depreciation) from investments in affiliates	22,376,167	(63,899,254)

Change in net assets resulting from operations	90,351,965	(3,965,187)

Distributions to Shareholders From:
Net investment income:
Class II	(28,950,363)	(23,095,969)
Class P	(111,337)	(75,587)
Net realized gains:
Class II	(34,744,229)	(28,977,559)
Class P	(114,879)	(79,226)

Change in net assets from shareholder distributions	(63,920,808)	(52,228,341)

Change in net assets from capital transactions	165,833,271	167,441,006

Change in net assets	192,264,428	111,247,478

Net Assets:
Beginning of year	1,360,465,261	1,249,217,783

End of year	$1,552,729,689	$1,360,465,261

Accumulated undistributed net investment income at end of year	$2,775,342	$2,552,161

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$124,998,965	$151,519,454
Dividends reinvested	63,694,592	52,073,528
Cost of shares redeemed	(24,184,434)	(37,234,871)

Total Class II Shares	164,509,123	166,358,111

Class P Shares
Proceeds from shares issued	1,512,262	1,403,575
Dividends reinvested	226,216	154,813
Cost of shares redeemed	(414,330)	(475,493)

Total Class P Shares	1,324,148	1,082,895

Change in net assets from capital transactions	$165,833,271	$167,441,006

SHARE TRANSACTIONS:
Class II Shares
Issued	8,290,951	9,726,358
Reinvested	4,218,481	3,507,923
Redeemed	(1,596,826)	(2,366,411)

Total Class II Shares	10,912,606	10,867,870

Class P Shares
Issued	100,575	90,715
Reinvested	15,008	10,450
Redeemed	(27,495)	(30,214)

Total Class P Shares	88,088	70,951

Total change in shares	11,000,694	10,938,821

The accompanying notes are an integral part of these financial statements.

13

Statement of Cash Flows

For the Year Ended December 31, 2016

NVIT Investor Destinations Balanced Fund
DECREASE IN CASH
Cash flows used in operating activities:
Net increase in net assets from operations	$90,351,965
Adjustments to reconcile net increase/decrease in net assets from operations to net cash used in operating activities:
Purchase of affiliated investments	(194,390,401)
Proceeds from disposition of affiliated investments	100,656,072
Reinvestment of dividend income from affiliates	(30,214,261)
Reinvestment of interest income from affiliates	(6,024,027)
Change in unrealized (appreciation)/depreciation from investments in affiliates	(22,376,167)
Reinvestment of net realized gain distributions from underlying affiliated funds	(22,796,709)
Net realized gain from investment transactions with affiliates	(17,219,388)
Increase in receivable for investments sold	(257,543)
Increase in prepaid expenses	(187)
Decrease in payable for investments purchased	(1,198,778)
Increase in investment advisory fees	20,371
Increase in fund administration fees	3,422
Increase in distribution fees	39,174
Increase in administrative servicing fees	21,595
Increase in accounting and transfer agent fees	20
Increase in custodian fees	1,889
Increase in compliance program costs	159
Increase in professional fees	4,336
Increase in printing fees	1,451
Increase in other payables	8,222

Net cash used in operating activities	(103,368,785)

Cash flows provided by financing activities:
Proceeds from shares issued	127,705,149
Cost of shares redeemed	(24,336,364)

Net cash provided by financing activities	103,368,785

Net decrease in cash	–

Cash:
Beginning of period	–

End of period	$–

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $63,920,808.

Non-cash operating activities included herein include reinvestments of dividend income from affiliates, interest income from affiliates, and net realized gain distributions from affiliates of $59,034,997.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Balanced Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class II Shares
Year Ended December 31, 2016	$14.84	0.29	0.64	0.93	(0.29)	(0.36)	(0.65)	$15.12	6.30%		$1,547,268,999	0.57%	1.92%	0.57%	6.90%
Year Ended December 31, 2015	$15.47	0.27	(0.30)	(0.03)	(0.26)	(0.34)	(0.60)	$14.84	(0.17%	)	$1,356,409,775	0.57%	1.74%	0.57%	9.65%
Year Ended December 31, 2014	$15.10	0.27	0.42	0.69	(0.26)	(0.06)	(0.32)	$15.47	4.59%		$1,246,083,979	0.57%	1.75%	0.57%	18.34%
Year Ended December 31, 2013	$13.65	0.26	1.57	1.83	(0.25)	(0.13)	(0.38)	$15.10	13.42%		$1,061,392,009	0.57%	1.81%	0.57%	4.07%
Year Ended December 31, 2012	$12.82	0.27	0.93	1.20	(0.23)	(0.14)	(0.37)	$13.65	9.39%		$745,443,923	0.58%	2.00%	0.58%	6.08%

Class P Shares
Year Ended December 31, 2016	$14.81	0.33	0.61	0.94	(0.31)	(0.36)	(0.67)	$15.08	6.42%		$5,460,690	0.42%	2.21%	0.42%	6.90%
Year Ended December 31, 2015	$15.44	0.31	(0.32)	(0.01)	(0.28)	(0.34)	(0.62)	$14.81	(0.01%	)	$4,055,486	0.42%	2.00%	0.42%	9.65%
Year Ended December 31, 2014	$15.08	0.33	0.38	0.71	(0.29)	(0.06)	(0.35)	$15.44	4.69%		$3,133,804	0.42%	2.11%	0.42%	18.34%
Year Ended December 31, 2013	$13.63	0.35	1.50	1.85	(0.27)	(0.13)	(0.40)	$15.08	13.63%		$4,066,929	0.42%	2.41%	0.42%	4.07%
Period Ended December 31, 2012 (f)	$13.58	0.33	0.12	0.45	(0.26)	(0.14)	(0.40)	$13.63	3.34%		$881,912	0.43%	3.68%	0.43%	6.08%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Balanced Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

16

Notes to Financial Statements (Continued)

December 31, 2016

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed investment contract issued and guaranteed by NLIC. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2016 through March 31, 2016, the rate was 3.25%. For the period from April 1, 2016 through June 30, 2016, the rate was 3.15%. For the period from July 1, 2016 through September 30, 2016, the rate was 3.10%. For the period from October 1, 2016 through December 31, 2016, the rate was 3.05%. From January 1, 2017 through March 31, 2017, the rate will be no less than 1.50% per annum. Effective April 1, 2017, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion. Because the contract is guaranteed by NLIC, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Contract. The interest credited to the Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$1,339,263,214	$—	$—	$1,339,263,214
Investment Contract	—	—	214,229,542	214,229,542
Total	$1,339,263,214	$—	$214,229,542	$1,553,492,756

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

17

Notes to Financial Statements (Continued)

December 31, 2016

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/15	$164,962,954	$164,962,954
Purchases*	50,967,542	50,967,542
Sales	(1,700,954)	(1,700,954)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/16	$214,229,542	$214,229,542

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	3.05% - 3.25%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as

18

Notes to Financial Statements (Continued)

December 31, 2016

issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

19

Notes to Financial Statements (Continued)

December 31, 2016

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Affiliated Investments
$—	$1,325,180	$(1,325,180)

Amount designated as “—“ is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

20

Notes to Financial Statements (Continued)

December 31, 2016

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate was 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

21

Notes to Financial Statements (Continued)

December 31, 2016

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $352,406 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $6,386.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $2,173,430.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

22

Notes to Financial Statements (Continued)

December 31, 2016

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at December 31, 2016	Shares/ Principal at December 31, 2016	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions
Nationwide Ziegler Equity Income Fund, Institutional Class	$54,031,452	$36,617,827	$1,383,286	$97,452,035	6,781,631	$2,461,874	$62,140	$28,066
NVIT International Index Fund, Class Y	203,818,889	39,612,573	11,299,667	229,687,718	26,864,061	6,614,776	882,401	—
NVIT Mid Cap Index Fund, Class Y	108,349,760	17,438,696	5,012,478	130,627,925	5,386,719	1,641,784	1,080,574	10,991,073
NVIT S&P 500 Index Fund, Class Y	271,667,296	27,265,703	34,446,082	285,427,454	18,940,110	5,321,828	13,912,565	4,915,558
NVIT Small Cap Index Fund, Class Y	40,300,788	9,938,745	1,680,528	51,190,538	4,091,969	605,570	297,586	5,958,433
Nationwide Core Plus Bond Fund, Institutional Class	95,264,047	23,816,539	—	119,597,952	11,783,050	3,652,445	—	185,724
NVIT Bond Index Fund, Class Y	354,900,076	40,567,366	45,133,077	349,712,747	33,788,671	8,387,681	984,122	717,855
NVIT Short Term Bond Fund, Class Y	67,832,613	7,200,407	—	75,566,845	7,350,860	1,528,303	—	—
Nationwide Contract	164,962,954	50,967,542	1,700,954	214,229,542	$214,229,542	6,024,027	—	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the

23

Notes to Financial Statements (Continued)

December 31, 2016

terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $253,425,398 and sales of $100,656,072 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$29,062,672	$34,858,136	$63,920,808	$—	$63,920,808

Amount designated as “—“ is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

24

Notes to Financial Statements (Continued)

December 31, 2016

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$23,171,556	$29,056,785	$52,228,341	$—	$52,228,341

Amount designated as “—“ is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$2,775,342	$38,729,670	$41,505,012	$—	$88,513,342	$130,018,354

Amount designated as “—“ is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,464,979,414	$120,592,665	$(32,079,323)	$88,513,342

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Balanced Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying funds’ transfer agent and fixed contract issuer, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

26

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 29.71%.

The Fund designates $34,858,136, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $6,490,299 or $0.0632 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $322,570 or $0.0031 per outstanding share.

27

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

28

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

29

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

30

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

31

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

32

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

33

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

34

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

35

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

36

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

37

Annual Report

December 31, 2016

NVIT Investor Destinations Capital Appreciation Fund

AR-ID-CAP 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Capital Appreciation Fund

For the annual period ended December 31, 2016, the NVIT Investor Destinations Capital Appreciation Fund (Class II) returned 7.74% versus 7.19% for its blended benchmark, 50% Russell 3000® Index, 20% MSCI EAFE® Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index and 10% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 219 funds as of December 31, 2016) was 7.15% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s outperformance versus its benchmark during the annual reporting period was driven largely by the strength of U.S. equity markets in 2016. U.S. large-capitalization investments, as represented by the S&P 500® Index (S&P 500), returned 11.96% over the 12-month period. The S&P 500 was led by strong returns from the energy and financials sectors, which more than compensated for the decline in the health care sector, which posted a negative return for the annual period following five consecutive years of strong performance. U.S. intermediate-term, investment-grade fixed-income investments, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65% over the 12-month period. U.S. high yield bonds, as represented by the Bloomberg Barclays Very Liquid High Yield Index, returned 16.65% over the period as spreads compressed throughout the year, resulting in strong high-yield returns.

All nine of the Fund’s underlying investments posted a positive return during the 12-month period. From an equity investment perspective, major contributions to the Fund’s overall return were made by the NVIT S&P 500 Index Fund (Class Y, which returned 11.78%), the NVIT Mid Cap Index Fund (Class Y, up 20.47%) and the NVIT Small Cap Index Fund (Class Y, up 21.22%), each of which benefited from the improving macroeconomic picture in the United States and the post-election rally that capped off 2016. Only international developed-market equities

disappointed among the Fund’s equity investments as the NVIT International Index Fund (Class Y) returned a modest 1.03% for the year. International developed markets struggled throughout the year with concerns over the state of the European Union (EU) (particularly after the UK vote to exit the EU), stagnant growth in many countries, negative yields on sovereign debt, persistently high unemployment rates and other macroeconomic factors.

The underlying fixed-income allocations within the Fund also contributed to its positive return during the 12-month period. The Fund’s significant allocation to the NVIT Bond Index Fund (Class Y) resulted in a relatively modest return of 2.40% in 2016. However, the Fund’s allocation to the actively managed Nationwide Core Plus Bond Fund (Institutional Class), which returned 4.41%, was an important complement to the Fund’s investment in the NVIT Bond Index Fund during the reporting period. The Nationwide Core Plus Bond Fund invests in a combination of investment-grade and high-yield U.S. bonds, targeting a maximum of 20% in the latter sector. High yield proved to be an important additional asset class exposure for the Fund in 2016 and helped the Nationwide Core Plus Bond Fund outperform the NVIT Bond Index Fund by 201 basis points. The Nationwide Contract, which yielded 3.14% over the 12-month period, also served as an important component of the Fund’s fixed-income allocations in 2016.

Adviser: Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*	As of November 15, 2016.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of

4

Fund Commentary (con’t.)	NVIT Investor Destinations Capital Appreciation Fund

information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, the Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of the Fund that invests in it.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Investor Destinations Capital Appreciation Fund

Asset Allocation†

Equity Funds	71.1%
Fixed Income Funds	24.0%
Investment Contract	4.9%
Liabilities in excess of other assets ††	0.0%
100.0%

Top Holdings†††

NVIT S&P 500 Index Fund, Class Y	29.3%
NVIT International Index Fund, Class Y	20.7%
NVIT Bond Index Fund, Class Y	16.2%
NVIT Mid Cap Index Fund, Class Y	11.4%
NVIT Small Cap Index Fund, Class Y	5.4%
Nationwide Contract	4.9%
Nationwide Core Plus Bond Fund, Institutional Class	4.9%
Nationwide Ziegler Equity Income Fund, Institutional Class	4.2%
NVIT Short Term Bond Fund, Class Y	3.0%
100.0%

Objective

The Fund seeks growth of capital, but also seeks income consistent with a less aggressive level of risk.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class II) returned 7.74%, outperforming its blended benchmark by 0.55% and the Lipper peer category median by 0.59%

•	All nine of the Fund’s underlying investments posted a positive return

•	The Nationwide Contract, which yielded 3.14%, served as an important component of the Fund’s fixed-income allocations

•	International developed-market equities disappointed among the Fund’s equity investments as the NVIT International Index Fund (Class Y) returned a modest 1.03%

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	NVIT Investor Destinations Capital Appreciation Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	Inception
Class II	7.74%	8.63%	10.76%	[2]
Class P	7.95%	N/A	7.67%	[3]
Russell 3000® Index	12.74%	14.67%	16.47%
Blended Index	7.19%	9.22%	11.20%
CPI	2.07%	1.36%	1.65%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2009.

[3]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.82%
Class P	0.67%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Investor Destinations Capital Appreciation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Capital Appreciation Fund since inception through 12/31/16 versus performance of the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 50% Russell 3000® Index, 20% MSCI EAFE® Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index and 10% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

8

Shareholder Expense Example	NVIT Investor Destinations Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Capital Appreciation Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class II Shares	Actual	(b)	1,000.00	1,049.90	2.94	0.57
	Hypothetical	(b)(c)	1,000.00	1,022.27	2.90	0.57
Class P Shares	Actual	(b)	1,000.00	1,050.60	2.16	0.42
	Hypothetical	(b)(c)	1,000.00	1,023.03	2.14	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

NVIT Investor Destinations Capital Appreciation Fund

Investment Companies 95.1%

	Shares	Market Value

Equity Funds 71.1%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	4,425,711	$63,597,463
NVIT International Index Fund, Class Y (a)	36,439,654	311,559,038
NVIT Mid Cap Index Fund, Class Y (a)	7,090,485	171,944,269
NVIT S&P 500 Index Fund, Class Y (a)	29,371,201	442,624,005
NVIT Small Cap Index Fund, Class Y (a)	6,510,855	81,450,801

Total Equity Funds (cost $855,516,217)		1,071,175,576

Fixed Income Funds 24.0%
Nationwide Core Plus Bond Fund, Institutional Class (a)	7,209,793	73,179,394
NVIT Bond Index Fund, Class Y (a)	23,661,985	244,901,542
NVIT Short Term Bond Fund, Class Y (a)	4,329,164	44,503,806

Total Fixed Income Funds (cost $375,377,785)		362,584,742

Total Investment Companies (cost $1,230,894,002)		1,433,760,318

Investment Contract 4.9%

	Principal Amount

Nationwide Contract, 3.05% (a)(b)(c)	$74,415,027	74,415,027

Total Investment Contract (cost $74,415,027)		74,415,027

Total Investments (cost $1,305,309,029) (d) — 100.0%		1,508,175,345
Liabilities in excess of other assets — 0.0%†		(747,341)

NET ASSETS — 100.0%		$1,507,428,004

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2016

NVIT Investor Destinations Capital Appreciation Fund
Assets:
Investments in affiliates, at value (cost $1,305,309,029)	$1,508,175,345
Receivable for investments sold	1,082,801
Receivable for capital shares issued	367
Prepaid expenses	2,613

Total Assets	1,509,261,126

Liabilities:
Payable for capital shares redeemed	1,083,168
Accrued expenses and other payables:
Investment advisory fees	166,122
Fund administration fees	30,869
Distribution fees	319,469
Administrative servicing fees	190,995
Accounting and transfer agent fees	176
Custodian fees	9,347
Compliance program costs (Note 3)	1,567
Professional fees	14,357
Printing fees	8,365
Other	8,687

Total Liabilities	1,833,122

Net Assets	$1,507,428,004

Represented by:
Capital	$1,245,295,564
Accumulated undistributed net investment income	2,287,807
Accumulated net realized gains from affiliated investments	56,978,317
Net unrealized appreciation/(depreciation) from investments in affiliates	202,866,316

Net Assets	$1,507,428,004

Net Assets:
Class II Shares	$1,501,709,451
Class P Shares	5,718,553

Total	$1,507,428,004

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	88,034,696
Class P Shares	336,480

Total	88,371,176

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$17.06
Class P Shares	$17.00

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2016

NVIT Investor Destinations Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from affiliates	$31,397,813
Interest income from affiliates	2,306,948

Total Income	33,704,761

EXPENSES:
Investment advisory fees	1,913,665
Fund administration fees	356,377
Distribution fees Class II Shares	3,667,598
Distribution fees Class P Shares	12,539
Administrative servicing fees Class II Shares	2,200,580
Professional fees	71,031
Printing fees	13,831
Trustee fees	44,999
Custodian fees	56,494
Accounting and transfer agent fees	1,114
Compliance program costs (Note 3)	6,369
Other	36,821

Total Expenses	8,381,418

NET INVESTMENT INCOME	25,323,343

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated Underlying Funds	33,184,469
Net realized gains from investment transactions with affiliates	25,448,591

Net realized gains from affiliated investments	58,633,060

Net change in unrealized appreciation/(depreciation) from investments in affiliates	26,386,032

Net realized/unrealized gains from affiliated investments	85,019,092

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$110,342,435

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Investor Destinations Capital Appreciation Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$25,323,343	$23,291,229
Net realized gains from affiliated investments	58,633,060	60,088,505
Net change in unrealized appreciation/(depreciation) from investments in affiliates	26,386,032	(91,311,919)

Change in net assets resulting from operations	110,342,435	(7,932,185)

Distributions to Shareholders From:
Net investment income:
Class II	(26,642,071)	(23,530,214)
Class P	(110,536)	(78,953)
Net realized gains:
Class II	(58,120,696)	(55,274,476)
Class P	(207,691)	(145,743)

Change in net assets from shareholder distributions	(85,080,994)	(79,029,386)

Change in net assets from capital transactions	6,331,840	41,150,257

Change in net assets	31,593,281	(45,811,314)

Net Assets:
Beginning of year	1,475,834,723	1,521,646,037

End of year	$1,507,428,004	$1,475,834,723

Accumulated undistributed net investment income at end of year	$2,287,807	$2,272,378

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$21,134,965	$41,010,634
Dividends reinvested	84,762,767	78,804,690
Cost of shares redeemed	(100,799,826)	(80,131,411)

Total Class II Shares	5,097,906	39,683,913

Class P Shares
Proceeds from shares issued	1,366,789	1,458,562
Dividends reinvested	318,227	224,696
Cost of shares redeemed	(451,082)	(216,914)

Total Class P Shares	1,233,934	1,466,344

Change in net assets from capital transactions	$6,331,840	$41,150,257

SHARE TRANSACTIONS:
Class II Shares
Issued	1,242,372	2,314,685
Reinvested	5,020,421	4,704,752
Redeemed	(5,938,268)	(4,516,546)

Total Class II Shares	324,525	2,502,891

Class P Shares
Issued	81,578	82,568
Reinvested	18,888	13,458
Redeemed	(26,455)	(12,159)

Total Class P Shares	74,011	83,867

Total change in shares	398,536	2,586,758

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Capital Appreciation Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class II Shares
Year Ended December 31, 2016	$16.78	0.29	0.99	1.28	(0.31)	(0.69)	(1.00)	–	$17.06	7.74%		$1,501,709,451	0.57%	1.72%	0.57%	6.98%
Year Ended December 31, 2015	$17.82	0.27	(0.38)	(0.11)	(0.27)	(0.66)	(0.93)	–	$16.78	(0.53%	)	$1,471,446,086	0.57%	1.53%	0.57%	9.53%
Year Ended December 31, 2014	$17.47	0.30	0.61	0.91	(0.31)	(0.25)	(0.56)	–	$17.82	5.21%		$1,518,471,691	0.57%	1.67%	0.57%	14.02%
Year Ended December 31, 2013	$15.08	0.28	2.65	2.93	(0.29)	(0.25)	(0.54)	–	$17.47	19.49%		$1,474,725,072	0.57%	1.71%	0.57%	8.52%
Year Ended December 31, 2012	$13.82	0.27	1.42	1.69	(0.26)	(0.17)	(0.43)	–	$15.08	12.25%		$1,201,822,683	0.57%	1.84%	0.57%	9.92%

Class P Shares
Year Ended December 31, 2016	$16.72	0.35	0.96	1.31	(0.34)	(0.69)	(1.03)	–	$17.00	7.95%		$5,718,553	0.42%	2.05%	0.42%	6.98%
Year Ended December 31, 2015	$17.77	0.35	(0.43)	(0.08)	(0.31)	(0.66)	(0.97)	–	$16.72	(0.39%	)	$4,388,637	0.42%	1.98%	0.42%	9.53%
Year Ended December 31, 2014	$17.43	0.40	0.53	0.93	(0.34)	(0.25)	(0.59)	–	$17.77	5.36%		$3,174,346	0.42%	2.22%	0.42%	14.02%
Year Ended December 31, 2013	$15.05	0.39	2.56	2.95	(0.32)	(0.25)	(0.57)	–	$17.43	19.69%		$1,890,181	0.42%	2.36%	0.42%	8.52%
Period Ended December 31, 2012 (f)	$14.91	0.62	(0.01)	0.61	(0.30)	(0.17)	(0.47)	–	$15.05	4.15%		$729,593	0.42%	6.22%	0.42%	9.92%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Capital Appreciation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

15

Notes to Financial Statements (Continued)

December 31, 2016

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed investment contract issued and guaranteed by NLIC. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2016 through March 31, 2016, the rate was 3.25%. For the period from April 1, 2016 through June 30, 2016, the rate was 3.15%. For the period from July 1, 2016 through September 30, 2016, the rate was 3.10%. For the period from October 1, 2016 through December 31, 2016, the rate was 3.05%. From January 1, 2017 through March 31, 2017, the rate will be no less than 1.50% per annum. Effective April 1, 2017, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion. Because the contract is guaranteed by NLIC, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Contract. The interest credited to the Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$1,433,760,318	$—	$—	$1,433,760,318
Investment Contract	—	—	74,415,027	74,415,027
Total	$1,433,760,318	$—	$74,415,027	$1,508,175,345

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

16

Notes to Financial Statements (Continued)

December 31, 2016

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/15	$75,291,830	$75,291,830
Purchases*	3,040,283	3,040,283
Sales	(3,917,086)	(3,917,086)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/16	$74,415,027	$74,415,027

Amounts designated as “—” are zero or have been rounded to zero.

* Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	3.05% - 3.25%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as

17

Notes to Financial Statements (Continued)

December 31, 2016

issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the

18

Notes to Financial Statements (Continued)

December 31, 2016

ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from affiliated investments
$—	$1,444,693	$(1,444,693)

Amount designated as “—“ is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Notes to Financial Statements (Continued)

December 31, 2016

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate was 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees

As of December 31, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

20

Notes to Financial Statements (Continued)

December 31, 2016

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $356,377 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $6,369.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.
For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $2,200,580.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

21

Notes to Financial Statements (Continued)

December 31, 2016

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at December 31, 2016	Shares/ Principal at December 31, 2016	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions
Nationwide Ziegler Equity Income Fund, Institutional Class	$45,533,430	$14,494,533	$2,039,259	$63,597,463	4,425,711	$1,700,184	$69,585	$18,316
NVIT International Index Fund, Class Y	308,935,603	16,071,267	8,099,338	311,559,038	36,439,654	8,985,026	1,023,615	—
NVIT Mid Cap Index Fund, Class Y	159,984,379	17,365,586	19,417,581	171,944,269	7,090,485	2,166,227	4,026,878	14,979,216
NVIT S&P 500 Index Fund, Class Y	443,225,094	16,162,326	49,374,134	442,624,005	29,371,201	8,283,129	18,902,429	7,879,197
NVIT Small Cap Index Fund, Class Y	72,004,877	12,823,153	7,690,528	81,450,801	6,510,855	975,853	1,671,074	9,675,481
Nationwide Core Plus Bond Fund, Institutional Class	75,509,948	2,560,528	5,590,864	73,179,394	7,209,793	2,446,887	333	113,641
NVIT Bond Index Fund, Class Y	250,332,895	19,658,347	24,600,761	244,901,542	23,661,985	5,937,853	(179,974)	518,618
NVIT Short Term Bond Fund, Class Y	45,738,045	902,654	2,564,505	44,503,806	4,329,164	902,654	(65,349)	—
Nationwide Contract	75,291,830	3,040,283	3,917,086	74,415,027	$74,415,027	2,306,948	—	—

Amounts designated as “—” are zero or have been rounded to zero.

* Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”) The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to

22

Notes to Financial Statements (Continued)

December 31, 2016

such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $103,078,677 and sales of $123,294,056 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$26,774,963	$58,306,031	$85,080,994	$—	$85,080,994

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

23

Notes to Financial Statements (Continued)

December 31, 2016

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$23,609,167	$55,420,219	$79,029,386	$—	$79,029,386

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$2,287,807	$57,300,995	$59,588,802	$—	$202,543,638	$262,132,440

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,305,631,707	$225,165,280	$(22,621,642)	$202,543,638

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of

NVIT Investor Destinations Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Capital Appreciation Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying funds’ transfer agent and fixed contract issuer, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

25

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 42.14%.

The Fund designates $58,306,031, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $8,815,945 or $0.0998 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $438,156 or $0.0050 per outstanding share.

26

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

27

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

28

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

29

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

30

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

31

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

32

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

33

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

34

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

35

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

36

Annual Report

December 31, 2016

NVIT Investor Destinations Conservative Fund

AR-ID-CON 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Conservative Fund

For the annual period ended December 31, 2016, the NVIT Investor Destinations Conservative Fund (Class II) returned 4.26% versus 3.47% for its blended benchmark, 15% Russell 3000® Index, 5% MSCI EAFE® Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index and 5% Citigroup 3-Month US Treasury Bill (T-Bill) Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 134 funds as of December 31, 2016) was 4.92% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s outperformance versus its benchmark during the annual reporting period was driven by the strength of both U.S. equity and U.S. fixed-income markets in 2016. U.S. large-capitalization stocks, as represented by the S&P 500® Index (S&P 500), returned 11.96% over the 12-month period. The S&P 500 was led by strong returns from the energy and financials sectors, which more than compensated for the decline in the health care sector, which posted a negative return for the annual period following five consecutive years of strong performance. U.S. intermediate-term, investment grade fixed-income investments, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65% over the 12-month period. Short-term interest rates remained below 1.00% in the United States, which made the Fund’s significant allocation to the Nationwide Contract a strong contributor to overall performance. The Nationwide Contract, which yielded 3.14% over the 12-month period, served as an anchor to the Fund’s fixed-income allocations in 2016.

All 10 of the Fund’s underlying investments posted a positive return during the 12-month period. From an equity investment perspective, major contributions to the Fund’s overall return were made by the NVIT S&P 500 Index Fund (Class Y, which returned 11.78%), the NVIT Mid Cap Index Fund (Class Y, up 20.47%) and the actively managed Nationwide Ziegler Equity

Income Fund (Institutional Class, up 13.57%), each of which benefited from the improving macroeconomic picture in the United States and the post-election rally that capped off 2016. Only international developed market equities disappointed among the Fund’s equity investments as the NVIT International Index Fund (Class Y) returned a modest 1.03% for the year. International developed markets struggled throughout the year with concerns over the state of the European Union (EU) (particularly after the UK vote to exit the EU), stagnant growth in many countries, negative yields on sovereign debt, persistently high unemployment rates and other macroeconomic factors.

The underlying fixed-income allocations within the Fund also contributed to its positive return during the 12-month period. The Fund’s sizable allocation to the NVIT Bond Index Fund (Class Y) resulted in a relatively modest return of 2.40% in 2016. However, the Fund’s allocations to the actively managed Nationwide Core Plus Bond Fund (Institutional Class) and the NVIT Short Term Bond Fund (Class Y) (which returned 4.41% and 2.97%, respectively) were important complements to the Fund’s investment in the NVIT Bond Index Fund during the reporting period. And, as noted above, the Nationwide Contract proved to be an important source of additional yield for the Fund.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*As of November 15, 2016.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the

4

Fund Commentary (con’t.)	NVIT Investor Destinations Conservative Fund

most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, the Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of the Fund that invests in it.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Investor Destinations Conservative Fund

Asset Allocation†

Fixed Income Funds	56.2%
Investment Contract	24.0%
Equity Funds	19.9%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

NVIT Bond Index Fund, Class Y	31.0%
Nationwide Contract	24.0%
NVIT Short Term Bond Fund, Class Y	11.0%
Nationwide Core Plus Bond Fund, Institutional Class	10.0%
NVIT S&P 500 Index Fund, Class Y	7.0%
NVIT International Index Fund, Class Y	5.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	4.0%
Nationwide Ziegler Equity Income Fund, Institutional Class	4.0%
NVIT Mid Cap Index Fund, Class Y	3.0%
NVIT Small Cap Index Fund, Class Y	1.0%
100.0%

Objective

The Fund seeks a high level of total return consistent with a conservative level of risk.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class II) returned 4.26%, outperforming the blended benchmark by 0.79% and underperforming the Lipper peer category median by 0.66%

•	All 10 of the Fund’s underlying investments posted a positive return

•	The Nationwide Contract, which yielded 3.14%, served as an anchor to the Fund’s fixed-income allocations in 2016

•	International developed market equities disappointed among the Fund’s equity investments as the NVIT International Index Fund (Class Y) returned a modest 1.03%

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	NVIT Investor Destinations Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class II	4.26%	3.67%	3.50%
Class P	4.35%	N/A	3.43%	[2]
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%
Blended Index	3.47%	3.76%	4.02%
CPI	2.07%	1.36%	1.81%

N/A — Not Applicable.

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.81%
Class P	0.66%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Investor Destinations Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Conservative Fund versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index, the Blended index*, and the Consumer Price Index (CPI) over the 10-year period ended 12/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 15% Russell 3000® Index, 5% MSCI EAFE® Index, 40% BBgBarc U.S. Aggregate Bond Index, 35% BBgBarc U.S. 1-3 Year Government/Credit Bond Index and 5% Citigroup 3-Month US Treasury Bill Index.

8

Shareholder Expense Example	NVIT Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Conservative Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class II Shares	Actual	(b)	1,000.00	1,007.10	2.88	0.57
	Hypothetical	(b)(c)	1,000.00	1,022.27	2.90	0.57
Class P Shares	Actual	(b)	1,000.00	1,007.80	2.12	0.42
	Hypothetical	(b)(c)	1,000.00	1,023.03	2.14	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

NVIT Investor Destinations Conservative Fund

Investment Companies 76.1%

	Shares	Market Value

Equity Funds 19.9%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	2,211,557	$31,780,076
NVIT International Index Fund, Class Y (a)	4,674,972	39,971,009
NVIT Mid Cap Index Fund, Class Y (a)	979,298	23,747,970
NVIT S&P 500 Index Fund, Class Y (a)	3,697,954	55,728,171
NVIT Small Cap Index Fund, Class Y (a)	627,334	7,847,951

Total Equity Funds (cost $149,389,141)		159,075,177

Fixed Income Funds 56.2%
Nationwide Core Plus Bond Fund, Institutional Class (a)	7,927,797	80,467,137
Nationwide Inflation-Protected Securities Fund, Institutional Class* (a)	3,310,676	32,146,668
NVIT Bond Index Fund, Class Y (a)	23,979,999	248,192,987
NVIT Short Term Bond Fund, Class Y (a)	8,556,433	87,960,128

Total Fixed Income Funds (cost $462,558,213)		448,766,920

Total Investment Companies (cost $611,947,354)		607,842,097

Investment Contract 24.0%

	Principal Amount

Nationwide Contract, 3.05% (a)(b)(c)	$191,612,999	191,612,999

Total Investment Contract (cost $191,612,999)		191,612,999

Total Investments (cost $803,560,353) (d) — 100.1%		799,455,096
Liabilities in excess of other assets — (0.1)%		(408,358)

NET ASSETS — 100.0%		$799,046,738

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2016

NVIT Investor Destinations Conservative Fund
Assets:
Investments in affiliates, at value (cost $803,560,353)	$799,455,096
Receivable for capital shares issued	483,917
Prepaid expenses	1,413

Total Assets	799,940,426

Liabilities:
Payable for investments purchased	285,384
Payable for capital shares redeemed	198,533
Accrued expenses and other payables:
Investment advisory fees	88,465
Fund administration fees	18,027
Distribution fees	170,127
Administrative servicing fees	101,065
Accounting and transfer agent fees	125
Custodian fees	5,043
Compliance program costs (Note 3)	879
Professional fees	11,954
Printing fees	6,582
Other	7,504

Total Liabilities	893,688

Net Assets	$799,046,738

Represented by:
Capital	$786,663,093
Accumulated undistributed net investment income	1,365,854
Accumulated net realized gains from affiliated investments	15,123,048
Net unrealized appreciation/(depreciation) from investments in affiliates	(4,105,257)

Net Assets	$799,046,738

Net Assets:
Class II Shares	$796,573,129
Class P Shares	2,473,609

Total	$799,046,738

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	80,234,557
Class P Shares	249,991

Total	80,484,548

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$9.93
Class P Shares	$9.89

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2016

NVIT Investor Destinations Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$13,731,798
Interest income from affiliates	5,927,866

Total Income	19,659,664

EXPENSES:
Investment advisory fees	1,040,050
Fund administration fees	211,987
Distribution fees Class II Shares	1,994,387
Distribution fees Class P Shares	5,716
Administrative servicing fees Class II Shares	1,196,644
Professional fees	44,868
Printing fees	8,895
Trustee fees	24,567
Custodian fees	30,772
Accounting and transfer agent fees	857
Compliance program costs (Note 3)	3,496
Other	23,993

Total Expenses	4,586,232

NET INVESTMENT INCOME	15,073,432

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated Underlying Funds	4,948,437
Net realized gains from investment transactions with affiliates	10,987,924

Net realized gains from affiliated investments	15,936,361

Net change in unrealized appreciation/(depreciation) from investments in affiliates	2,448,646

Net realized/unrealized gains from affiliated investments	18,385,007

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$33,458,439

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Investor Destinations Conservative Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$15,073,432	$13,069,702
Net realized gains from affiliated investments	15,936,361	17,959,472
Net change in unrealized appreciation/(depreciation) from investments in affiliates	2,448,646	(28,298,644)

Change in net assets resulting from operations	33,458,439	2,730,530

Distributions to Shareholders From:
Net investment income:
Class II	(15,837,858)	(13,186,277)
Class P	(52,389)	(40,630)
Net realized gains:
Class II	(16,675,536)	(26,084,357)
Class P	(48,689)	(65,467)

Change in net assets from shareholder distributions	(32,614,472)	(39,376,731)

Change in net assets from capital transactions	46,335,968	16,039,524

Change in net assets	47,179,935	(20,606,677)

Net Assets:
Beginning of year	751,866,803	772,473,480

End of year	$799,046,738	$751,866,803

Accumulated undistributed net investment income at end of year	$1,365,854	$1,542,664

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$119,032,712	$86,458,077
Dividends reinvested	32,513,394	39,270,634
Cost of shares redeemed	(105,565,407)	(110,095,018)

Total Class II Shares	45,980,699	15,633,693

Class P Shares
Proceeds from shares issued	489,709	602,972
Dividends reinvested	101,078	106,097
Cost of shares redeemed	(235,518)	(303,238)

Total Class P Shares	355,269	405,831

Change in net assets from capital transactions	$46,335,968	$16,039,524

SHARE TRANSACTIONS:
Class II Shares
Issued	11,876,528	8,381,687
Reinvested	3,249,870	3,928,099
Redeemed	(10,479,677)	(10,630,910)

Total Class II Shares	4,646,721	1,678,876

Class P Shares
Issued	48,574	58,491
Reinvested	10,139	10,646
Redeemed	(23,366)	(29,089)

Total Class P Shares	35,347	40,048

Total change in shares	4,682,068	1,718,924

The accompanying notes are an integral part of these financial statements.

13

Statement of Cash Flows

For the Year Ended December 31, 2016

NVIT Investor Destinations Conservative Fund
DECREASE IN CASH
Cash flows used in operating activities:
Net increase in net assets from operations	$33,458,439
Adjustments to reconcile net increase/decrease in net assets from operations to net cash used in operating activities:
Purchase of affiliated investments	(144,054,450)
Proceeds from disposition of affiliated investments	134,885,806
Reinvestment of dividend income from affiliates	(13,731,798)
Reinvestment of interest income from affiliates	(5,927,866)
Change in unrealized (appreciation)/depreciation from investments in affiliates	(2,448,646)
Reinvestment of net realized gain distributions from underlying affiliated funds	(4,948,437)
Net realized gain from investment transactions with affiliates	(10,987,924)
Decrease in receivable for investments sold	367,065
Increase in prepaid expenses	(62)
Increase in payable for investments purchased	285,384
Increase in investment advisory fees	5,417
Increase in fund administration fees	922
Increase in distribution fees	10,418
Increase in administrative servicing fees	5,389
Increase in accounting and transfer agent fees	5
Increase in custodian fees	733
Increase in compliance program costs	56
Increase in professional fees	2,841
Increase in printing fees	237
Increase in other payables	7,424

Net cash used in operating activities	(13,069,047)

Cash flows provided by financing activities:
Proceeds from shares issued	119,048,882
Cost of shares redeemed	(105,979,835)

Net cash provided by financing activities	13,069,047

Net decrease in cash	–

Cash:
Beginning of period	–

End of period	$–

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $32,614,472.

Non-cash operating activities included herein include reinvestments of dividend income from affiliates, interest income from affiliates, and net realized gain distributions from affiliates of $24,608,101.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class II Shares
Year Ended December 31, 2016	$9.92	0.19	0.23	0.42	(0.20)	(0.21)	(0.41)	–	$9.93	4.26%	$796,573,129	0.57%	1.88%	0.57%	16.88%
Year Ended December 31, 2015	$10.43	0.18	(0.15)	0.03	(0.18)	(0.36)	(0.54)	–	$9.92	0.26%	$749,744,337	0.57%	1.71%	0.57%	20.90%
Year Ended December 31, 2014	$10.55	0.19	0.21	0.40	(0.19)	(0.33)	(0.52)	–	$10.43	3.89%	$770,657,747	0.57%	1.76%	0.57%	37.90%
Year Ended December 31, 2013	$10.40	0.17	0.33	0.50	(0.19)	(0.16)	(0.35)	–	$10.55	4.83%	$777,429,471	0.57%	1.64%	0.57%	15.71%
Year Ended December 31, 2012	$10.20	0.20	0.32	0.52	(0.18)	(0.14)	(0.32)	–	$10.40	5.18%	$775,121,597	0.58%	1.95%	0.58%	12.44%

Class P Shares
Year Ended December 31, 2016	$9.89	0.21	0.22	0.43	(0.22)	(0.21)	(0.43)	–	$9.89	4.35%	$2,473,609	0.42%	2.10%	0.42%	16.88%
Year Ended December 31, 2015	$10.40	0.21	(0.16)	0.05	(0.20)	(0.36)	(0.56)	–	$9.89	0.45%	$2,122,466	0.42%	2.01%	0.42%	20.90%
Year Ended December 31, 2014	$10.52	0.23	0.19	0.42	(0.21)	(0.33)	(0.54)	–	$10.40	4.08%	$1,815,733	0.42%	2.13%	0.42%	37.90%
Year Ended December 31, 2013	$10.38	0.23	0.28	0.51	(0.21)	(0.16)	(0.37)	–	$10.52	4.96%	$1,241,950	0.42%	2.19%	0.42%	15.71%
Period Ended December 31, 2012 (f)	$10.50	0.28	(0.05)	0.23	(0.21)	(0.14)	(0.35)	–	$10.38	2.24%	$771,093	0.42%	3.99%	0.42%	12.44%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 30, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Conservative Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

16

Notes to Financial Statements (Continued)

December 31, 2016

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed investment rate contract issued and guaranteed by NLIC. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2016 through March 31, 2016, the rate was 3.25%. For the period from April 1, 2016 through June 30, 2016, the rate was 3.15%. For the period from July 1, 2016 through September 30, 2016, the rate was 3.10%. For the period from October 1, 2016 through December 31, 2016, the rate was 3.05%. From January 1, 2017 through March 31, 2017, the rate will be no less than 1.50% per annum. Effective April 1, 2017, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion. Because the contract is guaranteed by NLIC, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Contract. The interest credited to the Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$607,842,097	$—	$—	$607,842,097
Investment Contract	—	—	191,612,999	191,612,999
Total	$607,842,097	$—	$191,612,999	$799,455,096

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/15	$180,573,780	$180,573,780
Purchases*	27,398,689	27,398,689
Sales	(16,359,470)	(16,359,470)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/16	$191,612,999	$191,612,999

17

Notes to Financial Statements (Continued)

December 31, 2016

Amounts designated as “—” are zero or have been rounded to zero.

* Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	3.05 - 3.25%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

18

Notes to Financial Statements (Continued)

December 31, 2016

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

19

Notes to Financial Statements (Continued)

December 31, 2016

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from affiliated investments
$—	$640,005	$(640,005)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding

20

Notes to Financial Statements (Continued)

December 31, 2016

shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $211,987 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $3,496.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires;

21

Notes to Financial Statements (Continued)

December 31, 2016

(iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $1,196,644.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at December 31, 2016	Shares/ Principal at December 31, 2016	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions
Nationwide Ziegler Equity Income Fund, Institutional Class	$22,653,732	$13,620,523	$7,760,069	$31,780,076	2,211,557	$892,385	$382,830	$9,242
NVIT International Index Fund, Class Y	37,581,447	15,934,359	13,556,138	39,971,009	4,674,972	1,161,423	1,470,328	—
NVIT Mid Cap Index Fund, Class Y	22,630,513	7,864,251	9,164,888	23,747,970	979,298	300,328	1,805,646	2,215,707
NVIT S&P 500 Index Fund, Class Y	59,965,800	16,142,945	25,446,949	55,728,171	3,697,954	1,042,536	7,263,458	1,033,012
NVIT Small Cap Index Fund, Class Y	7,475,107	3,159,399	3,494,137	7,847,951	627,334	94,180	(339,507)	1,040,989
Nationwide Core Plus Bond Fund, Institutional Class	52,782,616	30,804,508	3,230,239	80,467,137	7,927,797	2,368,055	(10,278)	125,778
Nationwide Inflation-Protected Securities Fund, Institutional Class	37,626,906	1,440,137	8,577,888	32,146,668	3,310,676	—	199,248	—
NVIT Bond Index Fund, Class Y	255,715,278	35,729,534	42,835,994	248,192,987	23,979,999	6,070,838	292,823	523,709
NVIT Short Term Bond Fund, Class Y	75,236,602	16,568,206	4,460,034	87,960,128	8,556,433	1,802,053	(76,624)	—
Nationwide Contract	180,573,780	27,398,689	16,359,470	191,612,999	$191,612,999	5,927,866	—	—

Amounts designated as “—” are zero or have been rounded to zero.

* Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

22

Notes to Financial Statements (Continued)

December 31, 2016

5.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $168,662,551 and sales of $134,885,806 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of

23

Notes to Financial Statements (Continued)

December 31, 2016

information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$16,120,789	$16,493,683	$32,614,472	$—	$32,614,472

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$13,484,660	$25,892,071	$39,376,731	$—	$39,376,731

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,365,854	$15,676,578	$17,042,432	$—	$(4,658,787)	$12,383,645

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$804,113,883	$12,150,276	$(16,809,063)	$(4,658,787)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Conservative Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying funds’ transfer agent and fixed contract issuer, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

25

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 13.53%.

The Fund designates $16,493,683, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $1,139,567 or $0.0142 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $56,637 or $0.0007 per outstanding share.

26

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

27

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

28

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

29

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

30

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

31

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

32

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

33

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

34

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

35

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

36

Annual Report

December 31, 2016

NVIT Investor Destinations Moderate Fund

AR-ID-MOD 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Moderate Fund

For the annual period ended December 31, 2016, the NVIT Investor Destinations Moderate Fund (Class II) returned 7.14% versus 6.70% for its blended benchmark, 45% Russell 3000® Index, 15% MSCI EAFE® Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 15% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 241 funds as of December 31, 2016) was 6.16% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s outperformance versus its benchmark during the reporting period was driven largely by the strength of U.S. equity markets in 2016. U.S. large-capitalization investments, as represented by the S&P 500® Index (S&P 500), returned 11.96% over the 12-month period. The S&P 500 was led by strong returns from the energy and financials sectors, which more than compensated for the decline in the health care sector, which posted a negative return for the annual period following five consecutive years of strong performance. U.S. intermediate-term, investment-grade fixed-income investments, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65% over the 12-month period.

All nine of the Fund’s underlying investments posted a positive return during the 12-month period. From an equity investment perspective, major contributions to the Fund’s overall return were made by the NVIT S&P 500 Index Fund (Class Y, which returned 11.78%), the NVIT Mid Cap Index Fund (Class Y, up 20.47%) and the NVIT Small Cap Index Fund (Class Y, up 21.22%), each of which benefited from the improving macroeconomic picture in the United States and the post-election rally that capped off 2016. Only international developed-market equities disappointed among the Fund’s equity investments as the NVIT International Index Fund (Class Y) returned a modest 1.03% for the year. International developed markets struggled throughout the year with concerns over the state of the European Union (EU) (particularly after the

UK vote to exit the EU), stagnant growth in many countries, negative yields on sovereign debt, persistently high unemployment rates and other macroeconomic factors.

The underlying fixed-income allocations within the Fund also contributed to its positive return during the 12-month period. The Fund’s sizable allocation to the NVIT Bond Index Fund (Class Y) resulted in a relatively modest return of 2.40% in 2016. However, the Fund’s allocations to the actively managed Nationwide Core Plus Bond Fund (Institutional Class) and NVIT Short Term Bond Fund (Class Y) (which returned 4.41% and 2.97%, respectively) were important complements to the Fund’s investment in the NVIT Bond Index Fund during the reporting period. The Nationwide Contract, which yielded 3.14% over the 12-month period, also served as an important component of the Fund’s fixed-income allocations in 2016.

Adviser: Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*	As of November 15, 2016.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, the Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of the Fund that invests in it.

4

Fund Commentary (con’t)	NVIT Investor Destinations Moderate Fund

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Investor Destinations Moderate Fund

Asset Allocation†

Equity Funds	61.1%
Fixed Income Funds	30.9%
Investment Contract	8.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT S&P 500 Index Fund, Class Y	25.2%
NVIT Bond Index Fund, Class Y	21.1%
NVIT International Index Fund, Class Y	16.9%
NVIT Mid Cap Index Fund, Class Y	9.3%
Nationwide Contract	8.0%
Nationwide Core Plus Bond Fund, Institutional Class	6.9%
Nationwide Ziegler Equity Income Fund, Institutional Class	5.3%
NVIT Small Cap Index Fund, Class Y	4.3%
NVIT Short Term Bond Fund, Class Y	3.0%
100.0%

Objective

The Fund seeks a high level of total return consistent with a moderate level of risk.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class II) returned 7.14%, outperforming the blended benchmark by 0.44% and the Lipper peer category median by 0.54%

•	All nine of the Fund’s underlying investments posted a positive return

•	The Nationwide Contract, which yielded 3.14%, served as an important component of the Fund’s fixed-income allocations

•	International developed-market equities disappointed among the Fund’s equity investments as the NVIT International Index Fund (Class Y) returned a modest 1.03%

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	NVIT Investor Destinations Moderate Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class II	7.14%	7.74%	4.52%
Class P	7.28%	N/A	6.91%	[2]
Russell 3000® Index	12.74%	14.67%	7.07%
Blended Index	6.70%	8.31%	5.20%
CPI	2.07%	1.36%	1.81%

N/A — Not Applicable.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012.
Expense Ratios

Expense Ratio^
Class II	0.82%
Class P	0.67%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Investor Destinations Moderate Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Moderate Fund versus performance of the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI) over the 10-year period ended 12/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 45% Russell 3000® Index, 15% MSCI EAFE® Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 15% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

8

Shareholder Expense Example	NVIT Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Moderate Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class II Shares	Actual	(b)	1,000.00	1,040.70	2.92	0.57
	Hypothetical	(b)(c)	1,000.00	1,022.27	2.90	0.57
Class P Shares	Actual	(b)	1,000.00	1,041.20	2.15	0.42
	Hypothetical	(b)(c)	1,000.00	1,023.03	2.14	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

NVIT Investor Destinations Moderate Fund

Investment Companies 92.0%

	Shares	Market Value

Equity Funds 61.1%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	10,359,760	$148,869,753
NVIT International Index Fund, Class Y (a)	55,210,090	472,046,267
NVIT Mid Cap Index Fund, Class Y (a)	10,755,419	260,818,913
NVIT S&P 500 Index Fund, Class Y (a)	46,661,948	703,195,563
NVIT Small Cap Index Fund, Class Y (a)	9,687,298	121,188,103

Total Equity Funds (cost $1,233,348,200)		1,706,118,599

Fixed Income Funds 30.9%
Nationwide Core Plus Bond Fund, Institutional Class (a)	18,882,375	191,656,105
NVIT Bond Index Fund, Class Y (a)	56,870,827	588,613,055
NVIT Short Term Bond Fund, Class Y (a)	8,152,690	83,809,651

Total Fixed Income Funds (cost $887,297,881)		864,078,811

Total Investment Companies (cost $2,120,646,081)		2,570,197,410

Investment Contract 8.0%

	Principal Amount

Nationwide Contract, 3.05% (a)(b)(c)	$222,897,348	222,897,348

Total Investment Contract (cost $222,897,348)		222,897,348

Total Investments (cost $2,343,543,429) (d) — 100.0%		2,793,094,758
Liabilities in excess of other assets — 0.0%†		(1,395,644)

NET ASSETS — 100.0%		$2,791,699,114

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.
†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2016

NVIT Investor Destinations Moderate Fund
Assets:
Investments in affiliates, at value (cost $2,343,543,429)	$2,793,094,758
Receivable for investments sold	618,065
Receivable for capital shares issued	28,265
Prepaid expenses	5,051

Total Assets	2,793,746,139

Liabilities:
Payable for capital shares redeemed	646,330
Accrued expenses and other payables:
Investment advisory fees	307,807
Fund administration fees	54,301
Distribution fees	591,942
Administrative servicing fees	379,613
Accounting and transfer agent fees	337
Custodian fees	17,651
Compliance program costs (Note 3)	2,936
Professional fees	19,129
Printing fees	16,056
Other	10,923

Total Liabilities	2,047,025

Net Assets	$2,791,699,114

Represented by:
Capital	$2,203,546,310
Accumulated undistributed net investment income	4,823,789
Accumulated net realized gains from affiliated investments	133,777,686
Net unrealized appreciation/(depreciation) from investments in affiliates	449,551,329

Net Assets	$2,791,699,114

Net Assets:
Class II Shares	$2,773,909,639
Class P Shares	17,789,475

Total	$2,791,699,114

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	222,460,338
Class P Shares	1,432,192

Total	223,892,530

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$12.47
Class P Shares	$12.42

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2016

NVIT Investor Destinations Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliates	$57,950,233
Interest income from affiliates	7,001,678

Total Income	64,951,911

EXPENSES:
Investment advisory fees	3,640,833
Fund administration fees	641,848
Distribution fees Class II Shares	6,964,776
Distribution fees Class P Shares	36,850
Administrative servicing fees Class II Shares	4,178,906
Professional fees	123,370
Printing fees	28,579
Trustee fees	85,580
Custodian fees	107,423
Accounting and transfer agent fees	2,157
Compliance program costs (Note 3)	12,060
Other	62,501

Total expenses before earnings credit	15,884,883

Earnings credit (Note 5)	(330)

Net Expenses	15,884,553

NET INVESTMENT INCOME	49,067,358

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated Underlying Funds	51,906,470
Net realized gains from investment transactions with affiliates	118,668,077

Net realized gains from affiliated investments	170,574,547

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(28,666,444)

Net realized/unrealized gains from affiliated investments	141,908,103

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$190,975,461

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderate Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$49,067,358	$47,155,880
Net realized gains from affiliated investments	170,574,547	155,900,558
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(28,666,444)	(208,051,532)

Change in net assets resulting from operations	190,975,461	(4,995,094)

Distributions to Shareholders From:
Net investment income:
Class II	(51,615,285)	(47,630,420)
Class P	(361,646)	(237,625)
Net realized gains:
Class II	(150,836,976)	(121,311,778)
Class P	(907,925)	(512,864)

Change in net assets from shareholder distributions	(203,721,832)	(169,692,687)

Change in net assets from capital transactions	(72,916,773)	(93,479,786)

Change in net assets	(85,663,144)	(268,167,567)

Net Assets:
Beginning of year	2,877,362,258	3,145,529,825

End of year	$2,791,699,114	$2,877,362,258

Accumulated undistributed net investment income at end of year	$4,823,789	$4,987,030

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$33,214,360	$55,872,282
Dividends reinvested	202,452,261	168,942,198
Cost of shares redeemed	(313,577,639)	(318,655,834)

Total Class II Shares	(77,911,018)	(93,841,354)

Class P Shares
Proceeds from shares issued	4,741,702	2,635,349
Dividends reinvested	1,269,571	750,489
Cost of shares redeemed	(1,017,028)	(3,024,270)

Total Class P Shares	4,994,245	361,568

Change in net assets from capital transactions	$(72,916,773)	$(93,479,786)

SHARE TRANSACTIONS:
Class II Shares
Issued	2,625,516	4,263,986
Reinvested	16,347,560	13,460,940
Redeemed	(24,845,917)	(23,811,572)

Total Class II Shares	(5,872,841)	(6,086,646)

Class P Shares
Issued	367,537	198,748
Reinvested	102,707	59,986
Redeemed	(81,016)	(223,090)

Total Class P Shares	389,228	35,644

Total change in shares	(5,483,613)	(6,051,002)

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderate Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class II Shares
Year Ended December 31, 2016	$12.54	0.22	0.66	0.88	(0.24)	(0.71)	(0.95)	–	$12.47	7.14%		$2,773,909,639	0.57%	1.75%	0.57%	6.95%
Year Ended December 31, 2015	$13.36	0.21	(0.27)	(0.06)	(0.21)	(0.55)	(0.76)	–	$12.54	(0.33%	)	$2,864,321,016	0.57%	1.55%	0.57%	11.58%
Year Ended December 31, 2014	$12.92	0.21	0.46	0.67	(0.23)	–	(0.23)	–	$13.36	5.18%		$3,132,107,636	0.57%	1.62%	0.57%	18.62%
Year Ended December 31, 2013	$11.26	0.20	1.67	1.87	(0.21)	–	(0.21)	–	$12.92	16.63%		$3,266,811,014	0.57%	1.62%	0.57%	9.30%
Year Ended December 31, 2012	$10.33	0.18	0.94	1.12	(0.19)	–	(0.19)	–	$11.26	10.81%		$2,900,799,660	0.57%	1.64%	0.57%	7.97%

Class P Shares
Year Ended December 31, 2016	$12.50	0.28	0.61	0.89	(0.26)	(0.71)	(0.97)	–	$12.42	7.28%		$17,789,475	0.42%	2.23%	0.42%	6.95%
Year Ended December 31, 2015	$13.32	0.24	(0.27)	(0.03)	(0.24)	(0.55)	(0.79)	–	$12.50	(0.15%	)	$13,041,242	0.42%	1.83%	0.42%	11.58%
Year Ended December 31, 2014	$12.89	0.28	0.40	0.68	(0.25)	–	(0.25)	–	$13.32	5.31%		$13,422,189	0.42%	2.08%	0.42%	18.62%
Year Ended December 31, 2013	$11.24	0.25	1.63	1.88	(0.23)	–	(0.23)	–	$12.89	16.78%		$9,073,225	0.42%	2.08%	0.42%	9.30%
Period Ended December 31, 2012 (f)	$11.05	0.30	0.11	0.41	(0.22)	–	(0.22)	–	$11.24	3.71%		$5,412,295	0.42%	4.00%	0.42%	7.97%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Moderate Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

15

Notes to Financial Statements (Continued)

December 31, 2016

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed Investment contract issued and guaranteed by NLIC. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2016 through March 31, 2016, the rate was 3.25%. For the period from April 1, 2016 through June 30, 2016, the rate was 3.15%. For the period from July 1, 2016 through September 30, 2016, the rate was 3.10%. For the period from October 1, 2016 through December 31, 2016, the rate was 3.05%. From January 1, 2017 through March 31, 2017, the rate will be no less than 1.50% per annum. Effective April 1, 2017, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion. Because the contract is guaranteed by NLIC, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Contract. The interest credited to the Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

Assets:	Level 1	Level 2	Level 3	Total
Investment Companies	$2,570,197,410	$—	$—	$2,570,197,410
Investment Contract	—	—	222,897,348	222,897,348
Total	$2,570,197,410	$—	$222,897,348	$2,793,094,758

Amounts designated as “— ” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/15	$233,382,701	$233,382,701
Purchases*	9,569,959	9,569,959
Sales	(20,055,312)	(20,055,312)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/16	$222,897,348	$222,897,348

16

Notes to Financial Statements (Continued)

December 31, 2016

Amounts designated as “— ” are zero or have been rounded to zero.

* Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	3.05 - 3.25%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

17

Notes to Financial Statements (Continued)

December 31, 2016

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

18

Notes to Financial Statements (Continued)

December 31, 2016

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Affiliated Investments
$—	$2,746,332	$(2,746,332)

Amount designated as “—“ is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

19

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $641,848 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $12,060.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $4,178,906.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

20

Notes to Financial Statements (Continued)

December 31, 2016

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at December 31, 2016	Shares/ Principal at December 31, 2016	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions
Nationwide Ziegler Equity Income Fund, Institutional Class	$87,871,444	$57,091,887	$8,844,746	$148,869,753	10,359,760	$3,882,454	$323,795	$42,875
NVIT International Index Fund, Class Y	484,806,131	14,603,097	19,000,358	472,046,267	55,210,090	13,621,706	6,328,056	—
NVIT Mid Cap Index Fund, Class Y	255,730,468	26,321,307	43,244,506	260,818,913	10,755,419	3,287,580	24,019,573	23,033,728
NVIT S&P 500 Index Fund, Class Y	775,837,448	26,277,557	153,306,026	703,195,563	46,661,948	13,214,605	75,032,887	12,768,284
NVIT Small Cap Index Fund, Class Y	113,215,068	16,377,293	15,040,355	121,188,103	9,687,298	1,448,907	9,017,831	14,485,063
Nationwide Core Plus Bond Fund, Institutional Class	204,844,565	8,159,671	23,344,983	191,656,105	18,882,375	6,497,200	34,998	297,624
NVIT Bond Index Fund, Class Y	634,400,645	35,272,470	80,787,049	588,613,055	56,870,827	14,298,198	4,038,042	1,278,896
Nationwide Short Term Bond, Class Y	88,661,127	1,699,583	7,400,815	83,809,651	8,152,690	1,699,583	(127,105)	—
Nationwide Contract	233,382,701	9,569,959	20,055,312	222,897,348	$222,897,348	7,001,678	—	—

Amounts designated as “— ” are zero or have been rounded to zero.

* Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Earnings Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

21

Notes to Financial Statements (Continued)

December 31, 2016

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $195,372,824 and sales of $371,024,150 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$51,976,931	$151,744,901	$203,721,832	$—	$203,721,832

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

22

Notes to Financial Statements (Continued)

December 31, 2016

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$47,868,045	$121,824,642	$169,692,687	$—	$169,692,687

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$4,828,936	$167,859,714	$172,688,650	$—	$415,464,154	$588,152,804

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,377,630,604	$454,416,856	$(38,952,702)	$415,464,154

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Moderate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Moderate Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying funds’ transfer agent and fixed contract issuer, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

24

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 36.71%.

The Fund designates $151,744,901, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $13,365,373 or $0.0597 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $664,263 or $0.0030 per outstanding share.

25

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

26

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

27

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

28

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

29

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

30

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

31

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

32

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

33

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

35

Annual Report

December 31, 2016

NVIT Investor Destinations Moderately Aggressive Fund

AR-ID-MAG 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Moderately Aggressive Fund

For the annual period ended December 31, 2016, the NVIT Investor Destinations Moderately Aggressive Fund (Class II) returned 8.48% versus 7.67% for its blended benchmark, 55% Russell 3000® Index, 25% MSCI EAFE® Index, 15% Bloomberg Barclays U.S. Aggregate Bond Index and 5% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 219 funds as of December 31, 2016) was 7.15% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s outperformance versus its benchmark during the annual reporting period was driven largely by the strength of U.S. equity markets in 2016. U.S. large-capitalization investments, as represented by the S&P 500® Index (S&P 500), returned 11.96% over the 12-month period. The S&P 500 was led by strong returns from the energy and financials sectors, which more than compensated for the decline in the health care sector, which posted a negative return for the annual period following five consecutive years of strong performance. U.S. intermediate-term, investment-grade fixed-income investments, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65% over the 12-month period. U.S. high-yield bonds, as represented by the Bloomberg Barclays Very Liquid High Yield Index, returned 16.65% over the period as spreads compressed throughout the year, resulting in strong high-yield returns.

All eight of the Fund’s underlying investments posted a positive return during the 12-month period. From an equity investment perspective, major contributions to the Fund’s overall return were made by the NVIT S&P 500 Index Fund (Class Y, which returned 11.78%), the NVIT Mid Cap Index Fund (Class Y, up 20.47%) and the NVIT Small Cap Index Fund (Class Y, up 21.22%), each of which benefited from the improving macroeconomic picture in the United States and the post-election rally that capped off 2016. Only international developed-market equities disappointed among the Fund’s equity investments as the NVIT International Index Fund (Class Y) returned a modest 1.03% for the year. International developed markets struggled throughout the year with concerns over the state of the European Union (EU) (particularly after the UK vote to exit the EU), stagnant growth in many countries, negative yields on sovereign debt, persistently high unemployment rates and other macroeconomic factors.

The underlying fixed-income allocations within the Fund also contributed to its positive return during the 12-month period. The Fund’s allocation to the NVIT Bond Index Fund (Class Y) resulted in a relatively modest return of 2.40% in 2016. However, the Fund’s allocation to the actively managed Nationwide Core Plus Bond Fund (Institutional Class), which returned 4.41%, was an important complement to the Fund’s investment in the NVIT Bond Index Fund during the reporting period. The Nationwide Core Plus Bond Fund invests in a combination of investment-grade and high-yield U.S. bonds, targeting a maximum of 20% in the latter sector. High yield proved to be an important additional asset class exposure for the Fund in 2016 and helped the Nationwide Core Plus Bond Fund outperform the NVIT Bond Index Fund by 201 basis points.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*As	of November 15, 2016.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of

4

Fund Commentary (cont.)	NVIT Investor Destinations Moderately Aggressive Fund

information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, the Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of the Fund that invests in it.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Investor Destinations Moderately Aggressive Fund

Asset Allocation†

Equity Funds	80.8%
Fixed Income Funds	16.3%
Investment Contract	3.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

NVIT S&P 500 Index Fund, Class Y	31.2%
NVIT International Index Fund, Class Y	25.6%
NVIT Mid Cap Index Fund, Class Y	12.3%
NVIT Bond Index Fund, Class Y	11.5%
NVIT Small Cap Index Fund, Class Y	7.4%
Nationwide Core Plus Bond Fund, Institutional Class	4.8%
Nationwide Ziegler Equity Income Fund, Institutional Class	4.2%
Nationwide Contract	3.0%
100.0%

Objective

The Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class II) returned 8.48%, outperforming its blended benchmark by 0.81% and the Lipper peer category median by 1.33%

•	All eight of the Fund’s underlying investments posted a positive return

•

Major contributions to the Fund’s overall return were made by the NVIT S&P 500 Index Fund (Class Y, which returned 11.78%), the NVIT Mid Cap Index Fund (Class Y, up 20.47%) and the NVIT Small Cap Index Fund (Class Y, up 21.22%)

•	International developed-market equities disappointed among the Fund’s equity investments as the NVIT International Index Fund (Class Y) returned a modest 1.03%

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	NVIT Investor Destinations Moderately Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class II	8.48%	9.49%	4.64%
Class P	8.64%	N/A	8.36%	[2]
Russell 3000® Index	12.74%	14.67%	7.07%
Blended Index	7.67%	10.12%	5.18%
CPI	2.07%	1.36%	1.81%

N/A — Not Applicable.

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.83%
Class P	0.68%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class' actual results.

7

Fund Performance (con’t.)	NVIT Investor Destinations Moderately Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Moderately Aggressive Fund versus performance of the Russell 3000® Index, the Blended Index*, and the Consumer Price Index (CPI) over the 10-year period ended 12/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 55% Russell 3000® Index, 25% MSCI EAFE® Index, 15% Bloomberg Barclays U.S. Aggregate Bond Index and 5% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

8

Shareholder Expense Example	NVIT Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Moderately Aggressive Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class II Shares	Actual	(b)	1,000.00	1,060.10	2.95	0.57
	Hypothetical(b)(c)		1,000.00	1,022.27	2.90	0.57
Class P Shares	Actual	(b)	1,000.00	1,060.70	2.18	0.42
	Hypothetical(b)(c)		1,000.00	1,023.03	2.14	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

NVIT Investor Destinations Moderately Aggressive Fund

Investment Companies 97.1%

	Shares	Market Value

Equity Funds 80.8%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	3,494,960	$50,222,569
NVIT International Index Fund, Class Y (a)	35,634,888	304,678,293
NVIT Mid Cap Index Fund, Class Y (a)	6,046,370	146,624,477
NVIT S&P 500 Index Fund, Class Y (a)	24,605,868	370,810,425
NVIT Small Cap Index Fund, Class Y (a)	6,970,610	87,202,337

Total Equity Funds (cost $721,206,705)		959,538,101

Fixed Income Funds 16.3%
Nationwide Core Plus Bond Fund, Institutional Class (a)	5,660,348	57,452,530
NVIT Bond Index Fund, Class Y (a)	13,136,303	135,960,733

Total Fixed Income Funds (cost $199,904,772)		193,413,263

Total Investment Companies (cost $921,111,477)		1,152,951,364

Investment Contract 3.0%

	Principal Amount

Nationwide Contract, 3.05% (a)(b)(c)	$35,510,989	35,510,989

Total Investment Contract (cost $35,510,989)		35,510,989

Total Investments (cost $956,622,466) (d) — 100.1%		1,188,462,353

Liabilities in excess of other assets — (0.1)%		(616,375)

NET ASSETS — 100.0%		$1,187,845,978

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2016

NVIT Investor Destinations Moderately Aggressive Fund
Assets:
Investments in affiliates, at value (cost $956,622,466)	$1,188,462,353
Receivable for investments sold	574,727
Receivable for capital shares issued	78,901
Prepaid expenses	2,142

Total Assets	1,189,118,123

Liabilities:
Payable for capital shares redeemed	653,628
Accrued expenses and other payables:
Investment advisory fees	131,079
Fund administration fees	25,074
Distribution fees	252,077
Administrative servicing fees	168,080
Accounting and transfer agent fees	169
Custodian fees	7,511
Compliance program costs (Note 3)	1,241
Professional fees	13,367
Printing fees	11,532
Other	8,387

Total Liabilities	1,272,145

Net Assets	$1,187,845,978

Represented by:
Capital	$909,168,097
Accumulated undistributed net investment income	1,849,696
Accumulated net realized gains from affiliated investments	44,988,298
Net unrealized appreciation/(depreciation) from investments in affiliates	231,839,887

Net Assets	$1,187,845,978

Net Assets:
Class II Shares	$1,147,160,227
Class P Shares	40,685,751

Total	$1,187,845,978

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	87,466,778
Class P Shares	3,120,774

Total	90,587,552

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$13.12
Class P Shares	$13.04

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2016

NVIT Investor Destinations Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$25,251,849
Interest income from affiliates	997,701

Total Income	26,249,550

EXPENSES:
Investment advisory fees	1,543,164
Fund administration fees	295,153
Distribution fees Class II Shares	2,882,151
Distribution fees Class P Shares	85,480
Administrative servicing fees Class II Shares	1,729,308
Professional fees	59,544
Printing fees	19,039
Trustee fees	36,245
Custodian fees	45,318
Accounting and transfer agent fees	788
Compliance program costs (Note 3)	5,100
Other	32,478

Total Expenses	6,733,768

NET INVESTMENT INCOME	19,515,782

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated Underlying Funds	30,834,746
Net realized gains from investment transactions with affiliates	47,849,556

Net realized gains from affiliated investments	78,684,302

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(2,385,139)

Net realized/unrealized gains from affiliated investments	76,299,163

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$95,814,945

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderately Aggressive Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$19,515,782	$18,703,345
Net realized gains from affiliated investments	78,684,302	88,791,187
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(2,385,139)	(114,254,497)

Change in net assets resulting from operations	95,814,945	(6,759,965)

Distributions to Shareholders From:
Net investment income:
Class II	(19,922,360)	(18,454,866)
Class P	(766,946)	(524,676)
Net realized gains:
Class II	(84,622,262)	(24,119,449)
Class P	(2,662,336)	(536,501)

Change in net assets from shareholder distributions	(107,973,904)	(43,635,492)

Change in net assets from capital transactions	(29,143,200)	(132,514,087)

Change in net assets	(41,302,159)	(182,909,544)

Net Assets:
Beginning of year	1,229,148,137	1,412,057,681

End of year	$1,187,845,978	$1,229,148,137

Accumulated undistributed net investment income at end of year	$1,849,696	$1,805,258

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$19,313,083	$25,567,338
Dividends reinvested	104,544,622	42,574,315
Cost of shares redeemed	(163,941,473)	(209,804,684)

Total Class II Shares	(40,083,768)	(141,663,031)

Class P Shares
Proceeds from shares issued	9,160,037	9,185,114
Dividends reinvested	3,429,282	1,061,177
Cost of shares redeemed	(1,648,751)	(1,097,347)

Total Class P Shares	10,940,568	9,148,944

Change in net assets from capital transactions	$(29,143,200)	$(132,514,087)

SHARE TRANSACTIONS:
Class II Shares
Issued	1,467,888	1,816,164
Reinvested	8,117,137	3,220,479
Redeemed	(12,332,064)	(14,987,574)

Total Class II Shares	(2,747,039)	(9,950,931)

Class P Shares
Issued	695,423	658,025
Reinvested	267,138	80,678
Redeemed	(124,445)	(79,179)

Total Class P Shares	838,116	659,524

Total change in shares	(1,908,923)	(9,291,407)

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class II Shares
Year Ended December 31, 2016	$13.29	0.22	0.86	1.08	(0.23)	(1.02)	(1.25)	–	$13.12	8.48%	$1,147,160,227	0.57%	1.63%	0.57%	7.23%
Year Ended December 31, 2015	$13.87	0.19	(0.29)	(0.10)	(0.21)	(0.27)	(0.48)	–	$13.29	(0.73)%	$1,198,968,643	0.57%	1.38%	0.57%	10.79%
Year Ended December 31, 2014	$13.44	0.22	0.45	0.67	(0.24)	–	(0.24)	–	$13.87	4.96%	$1,389,636,672	0.57%	1.58%	0.57%	10.88%
Year Ended December 31, 2013	$11.16	0.19	2.30	2.49	(0.21)	–	(0.21)	–	$13.44	22.38%	$1,529,939,781	0.57%	1.53%	0.57%	6.13%
Year Ended December 31, 2012	$9.97	0.17	1.20	1.37	(0.18)	–	(0.18)	–	$11.16	13.76%	$1,510,861,567	0.57%	1.56%	0.57%	6.47%

Class P Shares
Year Ended December 31, 2016	$13.22	0.27	0.83	1.10	(0.26)	(1.02)	(1.28)	–	$13.04	8.64%	$40,685,751	0.42%	2.08%	0.42%	7.23%
Year Ended December 31, 2015	$13.81	0.26	(0.34)	(0.08)	(0.24)	(0.27)	(0.51)	–	$13.22	(0.59)%	$30,179,494	0.42%	1.88%	0.42%	10.79%
Year Ended December 31, 2014	$13.39	0.29	0.39	0.68	(0.26)	–	(0.26)	–	$13.81	5.11%	$22,421,009	0.42%	2.15%	0.42%	10.88%
Year Ended December 31, 2013	$11.13	0.33	2.18	2.51	(0.25)	–	(0.25)	–	$13.39	22.56%	$13,553,134	0.42%	2.64%	0.42%	6.13%
Period Ended December 31, 2012 (f)	$10.85	0.42	0.08	0.50	(0.22)	–	(0.22)	–	$11.13	4.61%	$5,137,135	0.42%	5.78%	0.42%	6.47%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2016

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Moderately Aggressive Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

15

Notes to Financial Statements (Continued)

December 31, 2016

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed investment contract issued and guaranteed by NLIC. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2016 through March 31, 2016, the rate was 3.25%. For the period from April 1, 2016 through June 30, 2016, the rate was 3.15%. For the period from July 1, 2016 through September 30, 2016, the rate was 3.10%. For the period from October 1, 2016 through December 31, 2016, the rate was 3.05%. From January 1, 2017 through March 31, 2017, the rate will be no less than 1.50% per annum. Effective April 1, 2017, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion. Because the contract is guaranteed by NLIC, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Contract. The interest credited to the Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$1,152,951,364	$—	$—	$1,152,951,364
Investment Contract	—	—	35,510,989	35,510,989
Total	$1,152,951,364	$—	$35,510,989	$1,188,462,353

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

16

Notes to Financial Statements (Continued)

December 31, 2016

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/15	$25,018,632	$25,018,632
Purchases*	13,234,150	13,234,150
Sales	(2,741,793)	(2,741,793)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/16	$35,510,989	$35,510,989

Amounts designated as “—” are zero or have been rounded to zero.

*Purchases	include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	3..05 - 3.25%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing

17

Notes to Financial Statements (Continued)

December 31, 2016

of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the

18

Notes to Financial Statements (Continued)

December 31, 2016

ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Affiliated Investments
$—	$1,217,962	$(1,217,962)

Amount designated as “—“ is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Notes to Financial Statements (Continued)

December 31, 2016

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $295,153 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $5,100.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

20

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $1,729,308.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4. Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at December 31, 2016	Shares/ Principal at December 31, 2016	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions
Nationwide Ziegler Equity Income Fund, Institutional Class	$37,321,398	$12,518,648	$4,130,991	$50,222,569	3,494,960	$1,362,952	$143,417	$14,464
NVIT International Index Fund, Class Y	320,132,085	10,195,487	20,280,958	304,678,293	35,634,888	8,798,844	6,666,477	—
NVIT Mid Cap Index Fund, Class Y	146,702,681	14,866,216	27,365,325	146,624,477	6,046,370	1,856,125	15,201,324	13,010,091
NVIT S&P 500 Index Fund, Class Y	393,908,787	13,661,015	64,663,733	370,810,425	24,605,868	6,945,812	22,044,389	6,715,203
NVIT Small Cap Index Fund, Class Y	85,086,645	12,673,207	15,601,391	87,202,337	6,970,610	1,048,221	3,292,102	10,710,866
Nationwide Core Plus Bond Fund, Institutional Class	62,083,343	3,452,365	8,688,709	57,452,530	5,660,348	1,956,727	7,815	89,218
NVIT Bond Index Fund, Class Y	159,521,180	5,659,412	29,564,413	135,960,733	13,136,303	3,283,168	494,032	294,904
Nationwide Contract	25,018,632	13,234,150	2,741,793	35,510,989	$35,510,989	997,701	—	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

21

Notes to Financial Statements (Continued)

December 31, 2016

5. Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

6. Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $86,260,500 and sales of $173,037,313 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7. Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9. New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of

22

Notes to Financial Statements (Continued)

December 31, 2016

information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$20,689,306	$87,284,598	$107,973,904	$—	$107,973,904

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$18,979,542	$24,655,950	$43,635,492	$—	$43,635,492

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,849,696	$77,477,880	$79,327,576	$—	$199,350,305	$278,677,881

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$989,112,048	$216,400,883	$(17,050,578)	$199,350,305

11. Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Moderately Aggressive Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Moderately Aggressive Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying funds’ transfer agent and fixed contract issuer, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

24

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 45.94%.

The Fund designates $87,284,598, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $8,633,267 or $0.0953 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $429,076 or $0.0047 per outstanding share.

25

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

26

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

27

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

28

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

29

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

30

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

31

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

32

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

33

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

35

Annual Report

December 31, 2016

NVIT Investor Destinations Moderately Conservative Fund

AR-ID-MCON 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Moderately Conservative Fund

For the annual period ended December 31, 2016, the NVIT Investor Destinations Moderately Conservative Fund (Class II) returned 5.70% versus 5.15% for its blended benchmark, 30% Russell 3000® Index, 10% MSCI EAFE® Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index and 25% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 241 funds as of December 31, 2016) was 6.16% for the same time period. Performance for the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s outperformance versus its benchmark during the annual reporting period was driven largely by the strength of U.S. equity markets in 2016. U.S. large-capitalization investments, as represented by the S&P 500® Index (S&P 500), returned 11.96% over the 12-month period. The S&P 500 was led by strong returns from the energy and financials sectors, which more than compensated for the decline in the health care sector, which posted a negative return for the annual period following five consecutive years of strong performance. U.S. intermediate-term, investment-grade fixed-income investments, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65% over the 12-month period. Short-term interest rates remained below 1.00% in the United States, which made the Fund’s significant allocation to the Nationwide Contract a strong contributor to overall performance. The Nationwide Contract, which yielded 3.14% over the 12-month period, served as an important component of the Fund’s fixed-income allocations in 2016.

All 10 of the Fund’s underlying investments posted a positive return during the 12-month period. From an equity investment perspective, major contributions to the Fund’s overall return were made by the NVIT S&P 500 Index Fund (Class Y, which returned 11.78%), the NVIT Mid Cap Index Fund (Class Y, up 20.47%) and the

actively managed Nationwide Ziegler Equity Income Fund (Institutional Class, up 13.57%), each of which benefited from the improving macroeconomic picture in the United States and the post-election rally that capped off 2016. Only international developed-market equities disappointed among the Fund’s equity investments as the NVIT International Index Fund (Class Y) returned a modest 1.03% for the year. International developed markets struggled throughout the year with concerns over the state of the European Union (EU) (particularly after the UK vote to exit the EU), stagnant growth in many countries, negative yields on sovereign debt, persistently high unemployment rates and other macroeconomic factors.

The underlying fixed-income allocations within the Fund also contributed to its positive return during the 12-month period. The Fund’s sizable allocation to the NVIT Bond Index Fund (Class Y) resulted in a relatively modest return of 2.40% in 2016. However, the Fund’s allocations to the actively managed Nationwide Core Plus Bond Fund (Institutional Class) and the NVIT Short Term Bond Fund (Class Y) (which returned 4.41% and 2.97%, respectively) were important complements to the Fund’s investment in the NVIT Bond Index Fund during the reporting period. And, as noted above, the Nationwide Contract proved to be an important source of additional yield for the Fund.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*	As of November 15, 2016.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political

4

Fund Commentary (con’t.)	NVIT Investor Destinations Moderately Conservative Fund

risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, the Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of the Fund that invests in it.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Investor Destinations Moderately Conservative Fund

Asset Allocation†

Fixed Income Funds	43.3%
Equity Funds	40.8%
Investment Contract	16.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

NVIT Bond Index Fund, Class Y	26.5%
NVIT S&P 500 Index Fund, Class Y	16.1%
Nationwide Contract	16.0%
NVIT International Index Fund, Class Y	10.0%
Nationwide Core Plus Bond Fund, Institutional Class	8.8%
Nationwide Ziegler Equity Income Fund, Institutional Class	6.2%
NVIT Mid Cap Index Fund, Class Y	6.2%
NVIT Short Term Bond Fund, Class Y	6.0%
NVIT Small Cap Index Fund, Class Y	2.2%
Nationwide Inflation-Protected Securities Fund, Institutional Class	2.0%
100.0%

Objective

The Fund seeks a high level of total return consistent with a moderately conservative level of risk.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class II) returned 5.70%, outperforming its blended benchmark by 0.55% and underperforming the Lipper peer category median by 0.46%

•	All 10 of the Fund’s underlying investments posted a positive return

•

Major contributions to the Fund’s overall return were made by the NVIT S&P 500 Index Fund (Class Y, which returned 11.78%), the NVIT Mid Cap Index Fund (Class Y, up 20.47%) and the actively managed Nationwide Ziegler Equity Income Fund (Institutional Class, up 13.57%)

•	International developed-market equities disappointed among the Fund’s equity investments as the NVIT International Index Fund (Class Y) returned a modest 1.03%

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	NVIT Investor Destinations Moderately Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class II	5.70%	5.73%	4.19%
Class P	5.83%	N/A	5.19%	[2]
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%
Blended Index	5.15%	6.09%	4.76%
CPI	2.07%	1.36%	1.81%

N/A — Not Applicable.

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.82%
Class P	0.67%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenes. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Investor Destinations Moderately Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Moderately Conservative Fund versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index, the Blended Index*, and the Consumer Price Index (CPI) over the 10-year period ended 12/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 30% Russell 3000® Index, 10% MSCI EAFE® Index, 35% BBgBarc U.S. Aggregate Bond Index and 25% BBgBarc U.S. 1-3 Year Government/Credit Bond Index.

8

Shareholder Expense Example	NVIT Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Moderately Conservative Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class II Shares	Actual	(b)	1,000.00	1,022.90	2.90	0.57
	Hypothetical	(b)(c)	1,000.00	1,022.27	2.90	0.57
Class P Shares	Actual	(b)	1,000.00	1,024.00	2.14	0.42
	Hypothetical	(b)(c)	1,000.00	1,023.03	2.14	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

NVIT Investor Destinations Moderately Conservative Fund

Investment Companies 84.1%

	Shares	Market Value

Equity Funds 40.8%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	4,054,064	$58,256,900
NVIT International Index Fund, Class Y (a)	11,011,464	94,148,015
NVIT Mid Cap Index Fund, Class Y (a)	2,401,244	58,230,174
NVIT S&P 500 Index Fund, Class Y (a)	10,045,615	151,387,419
NVIT Small Cap Index Fund, Class Y (a)	1,652,848	20,677,123

Total Equity Funds (cost $304,496,727)		382,699,631

Fixed Income Funds 43.3%
Nationwide Core Plus Bond Fund, Institutional Class (a)	8,188,733	83,115,640
Nationwide Inflation-Protected Securities Fund, Institutional Class* (a)	1,897,064	18,420,491
NVIT Bond Index Fund, Class Y (a)	24,063,617	249,058,440
NVIT Short Term Bond Fund, Class Y (a)	5,449,633	56,022,231

Total Fixed Income Funds (cost $416,780,262)		406,616,802

Total Investment Companies (cost $721,276,989)		789,316,433

Investment Contract 16.0%

	Principal Amount	Market Value

Nationwide Contract, 3.05% (a)(b)(c)	$150,139,699	150,139,699

Total Investment Contract (cost $150,139,699)		150,139,699

Total Investments (cost $871,416,688) (d) — 100.1%		939,456,132
Liabilities in excess of other assets — (0.1)%		(478,444)

NET ASSETS — 100.0%		$938,977,688

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2016

NVIT Investor Destinations Moderately Conservative Fund
Assets:
Investments in affiliates, at value (cost $871,416,688)	$939,456,132
Receivable for investments sold	258,375
Receivable for capital shares issued	24,013
Prepaid expenses	1,657

Total Assets	939,740,177

Liabilities:
Payable for capital shares redeemed	282,388
Accrued expenses and other payables:
Investment advisory fees	103,410
Fund administration fees	20,498
Distribution fees	198,867
Administrative servicing fees	121,469
Accounting and transfer agent fees	137
Custodian fees	5,844
Compliance program costs (Note 3)	988
Professional fees	12,402
Printing fees	8,648
Other	7,838

Total Liabilities	762,489

Net Assets	$938,977,688

Represented by:
Capital	$837,409,315
Accumulated undistributed net investment income	1,746,334
Accumulated net realized gains from affiliated investments	31,782,595
Net unrealized appreciation/(depreciation) from investments in affiliates	68,039,444

Net Assets	$938,977,688

Net Assets:
Class II Shares	$937,189,821
Class P Shares	1,787,867

Total	$938,977,688

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	84,637,154
Class P Shares	162,371

Total	84,799,525

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.07
Class P Shares	$11.01

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2016

NVIT Investor Destinations Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$17,825,718
Interest income from affiliates	4,625,932

Total Income	22,451,650

EXPENSES:
Investment advisory fees	1,210,745
Fund administration fees	240,205
Distribution fees Class II Shares	2,324,625
Distribution fees Class P Shares	3,739
Administrative servicing fees Class II Shares	1,394,789
Professional fees	49,850
Printing fees	14,579
Trustee fees	28,502
Custodian fees	35,614
Accounting and transfer agent fees	928
Compliance program costs (Note 3)	4,025
Other	26,915

Total Expenses	5,334,516

NET INVESTMENT INCOME	17,117,134

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated Underlying Funds	10,934,970
Net realized gains from investment transactions with affiliates	28,961,631

Net realized gains from affiliated investments	39,896,601

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(5,362,569)

Net realized/unrealized gains from affiliated investments	34,534,032

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$51,651,166

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderately Conservative Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$17,117,134	$15,751,151
Net realized gains from affiliated investments	39,896,601	35,566,168
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(5,362,569)	(50,380,756)

Change in net assets resulting from operations	51,651,166	936,563

Distributions to Shareholders From:
Net investment income:
Class II	(18,018,331)	(15,870,857)
Class P	(37,797)	(24,045)
Net realized gains:
Class II	(33,880,471)	(48,873,121)
Class P	(63,286)	(60,344)

Change in net assets from shareholder distributions	(51,999,885)	(64,828,367)

Change in net assets from capital transactions	14,748,452	5,403,555

Change in net assets	14,399,733	(58,488,249)

Net Assets:
Beginning of year	924,577,955	983,066,204

End of year	$938,977,688	$924,577,955

Accumulated undistributed net investment income at end of year	$1,746,334	$1,865,217

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$38,252,088	$26,437,871
Dividends reinvested	51,898,802	64,743,978
Cost of shares redeemed	(75,939,101)	(86,058,131)

Total Class II Shares	14,211,789	5,123,718

Class P Shares
Proceeds from shares issued	749,553	272,127
Dividends reinvested	101,083	84,389
Cost of shares redeemed	(313,973)	(76,679)

Total Class P Shares	536,663	279,837

Change in net assets from capital transactions	$14,748,452	$5,403,555

SHARE TRANSACTIONS:
Class II Shares
Issued	3,417,503	2,247,740
Reinvested	4,678,195	5,814,933
Redeemed	(6,760,800)	(7,306,505)

Total Class II Shares	1,334,898	756,168

Class P Shares
Issued	66,737	23,272
Reinvested	9,154	7,615
Redeemed	(28,274)	(6,454)

Total Class P Shares	47,617	24,433

Total change in shares	1,382,515	780,601

The accompanying notes are an integral part of these financial statements.

13

Statement of Cash Flows

For the Year Ended December 31, 2016

NVIT Investor Destinations Moderately Conservative Fund
DECREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$51,651,166
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of affiliated investments	(64,322,547)
Proceeds from disposition of affiliated investments	106,891,662
Reinvestment of dividend income from affiliates	(17,825,718)
Reinvestment of interest income from affiliates	(4,625,932)
Change in unrealized (appreciation)/depreciation from investments in affiliates	5,362,569
Reinvestment of net realized gain distributions from underlying affiliated funds	(10,934,970)
Net realized gain from investment transactions with affiliates	(28,961,631)
Decrease in receivable for investments sold	64,552
Decrease in prepaid expenses	85
Increase in investment advisory fees	953
Increase in fund administration fees	193
Increase in distribution fees	1,832
Increase in administrative servicing fees	993
Decrease in accounting and transfer agent fees	(8)
Increase in custodian fees	418
Decrease in compliance program costs	(21)
Increase in professional fees	2,774
Increase in printing fees	1,867
Increase in other payables	7,748

Net cash provided by operating activities	37,315,985

Cash flows used in financing activities:
Proceeds from shares issued	38,996,542
Cost of shares redeemed	(76,312,527)

Net cash used in financing activities	(37,315,985)

Net decrease in cash	–

Cash:
Beginning of period	–

End of period	$–

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $51,999,885.

Non-cash operating activities included herein include reinvestments of dividend income from affiliates, interest income from affiliates, and net realized gain distributions from affiliates of $33,386,620.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderately Conservative Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class II Shares
Year Ended December 31, 2016	$11.08	0.21	0.42	0.63	(0.22)	(0.42)	(0.64)	–	$11.07	5.70%		$937,189,821	0.57%	1.84%	0.57%	10.47%
Year Ended December 31, 2015	$11.90	0.19	(0.20)	(0.01)	(0.19)	(0.62)	(0.81)	–	$11.08	(0.03%	)	$923,312,331	0.57%	1.63%	0.57%	12.79%
Year Ended December 31, 2014	$11.79	0.21	0.35	0.56	(0.22)	(0.23)	(0.45)	–	$11.90	4.74%		$981,996,258	0.57%	1.75%	0.57%	28.12%
Year Ended December 31, 2013	$10.99	0.19	0.96	1.15	(0.20)	(0.15)	(0.35)	–	$11.79	10.49%		$961,220,444	0.57%	1.63%	0.57%	10.68%
Year Ended December 31, 2012	$10.39	0.19	0.65	0.84	(0.19)	(0.05)	(0.24)	–	$10.99	8.04%		$918,223,602	0.57%	1.74%	0.57%	14.18%

Class P Shares
Year Ended December 31, 2016	$11.03	0.23	0.41	0.64	(0.24)	(0.42)	(0.66)	–	$11.01	5.83%		$1,787,867	0.42%	2.10%	0.42%	10.47%
Year Ended December 31, 2015	$11.85	0.23	(0.21)	0.02	(0.22)	(0.62)	(0.84)	–	$11.03	0.16%		$1,265,624	0.42%	1.96%	0.42%	12.79%
Year Ended December 31, 2014	$11.75	0.29	0.28	0.57	(0.24)	(0.23)	(0.47)	–	$11.85	4.88%		$1,069,946	0.42%	2.39%	0.42%	28.12%
Year Ended December 31, 2013	$10.96	0.28	0.89	1.17	(0.23)	(0.15)	(0.38)	–	$11.75	10.68%		$525,184	0.42%	2.44%	0.42%	10.68%
Period Ended December 31, 2012 (f)	$10.91	0.33	(0.01)	0.32	(0.22)	(0.05)	(0.27)	–	$10.96	2.92%		$167,782	0.42%	4.45%	0.42%	14.18%

Amounts designated as “– ” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Moderately Conservative Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

16

Notes to Financial Statements (Continued)

December 31, 2016

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed investment contract issued and guaranteed by NLIC. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2016 through March 31, 2016, the rate was 3.25%. For the period from April 1, 2016 through June 30, 2016, the rate was 3.15%. For the period from July 1, 2016 through September 30, 2016, the rate was 3.10%. For the period from October 1, 2016 through December 31, 2016, the rate was 3.05%. From January 1, 2017 through March 31, 2017, the rate will be no less than 1.50% per annum. Effective April 1, 2017, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion. Because the contract is guaranteed by NLIC, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Contract. The interest credited to the Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed interest rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$789,316,433	$—	$—	$789,316,433
Investment Contract	—	—	150,139,699	150,139,699
Total	$789,316,433	$—	$150,139,699	$939,456,132

Amounts designated as “— ” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/15	$148,653,891	$148,653,891
Purchases*	8,064,000	8,064,000
Sales	(6,578,192)	(6,578,192)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/16	$150,139,699	$150,139,699

Amounts designated as “— ” are zero or have been rounded to zero.

* Purchases include reinvestment of income and realized gain distributions, as applicable.

17

Notes to Financial Statements (Continued)

December 31, 2016

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	3.05 - 3.25%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its

18

Notes to Financial Statements (Continued)

December 31, 2016

designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax

19

Notes to Financial Statements (Continued)

December 31, 2016

purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Affiliated Investments
$—	$820,111	$(820,111)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

20

Notes to Financial Statements (Continued)

December 31, 2016

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $240,205 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $4,025.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $1,394,789.

21

Notes to Financial Statements (Continued)

December 31, 2016

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at December 31, 2016	Shares/ Principal at December 31, 2016	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions
Nationwide Ziegler Equity Income Fund, Institutional Class	$37,105,694	$19,888,900	$3,916,904	$58,256,900	4,054,064	$1,552,245	$260,886	$17,002
NVIT International Index Fund, Class Y	92,181,422	10,713,002	7,451,667	94,148,015	11,011,464	2,711,546	2,785,040	—
NVIT Mid Cap Index Fund, Class Y	54,409,780	6,582,631	7,593,547	58,230,174	2,401,244	741,423	2,787,339	5,116,147
NVIT S&P 500 Index Fund, Class Y	165,653,047	9,795,768	36,044,548	151,387,419	10,045,615	2,841,209	20,938,126	2,728,291
NVIT Small Cap Index Fund, Class Y	18,032,819	3,373,333	1,830,356	20,677,123	1,652,848	247,154	676,450	2,419,607
Nationwide Core Plus Bond Fund, Institutional Class	65,463,777	21,687,347	4,416,395	83,115,640	8,188,733	2,566,687	26,848	129,071
Nationwide Inflation-Protected Securities Fund, Institutional Class	18,659,896	—	1,073,932	18,420,491	1,897,064	—	37,043	—
NVIT Bond Index Fund, Class Y	268,869,365	16,249,146	36,127,086	249,058,440	24,063,617	6,030,051	1,474,790	524,852
NVIT Short Term Bond, Class Y	56,009,874	1,355,040	1,859,035	56,022,231	5,449,633	1,135,403	(24,891)	—
Nationwide Contract	148,653,891	8,064,000	6,578,192	150,139,699	$150,139,699	4,625,932	—	—

Amounts designated as “— ” are zero or have been rounded to zero.

* Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a

22

Notes to Financial Statements (Continued)

December 31, 2016

commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $97,709,167 and sales of $106,891,662 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

23

Notes to Financial Statements (Continued)

December 31, 2016

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$18,204,595	$33,795,290	$51,999,885	$—	$51,999,885

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$15,963,984	$48,864,383	$64,828,367	$—	$64,828,367

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,746,334	$39,082,478	$40,828,812	$—	$60,739,561	$101,568,373

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$878,716,571	$74,629,107	$(13,889,546)	$60,739,561

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Moderately Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Moderately Conservative Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying funds’ transfer agent and fixed contract issuer, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

25

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 26.55%.

The Fund designates $33,795,290, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $2,660,520 or $0.0314 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $132,229 or $0.0016 per outstanding share.

26

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

27

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

28

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

29

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

30

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

31

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

32

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

33

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

34

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

35

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

36

Annual Report

December 31, 2016

NVIT Nationwide Fund

AR-NAT 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.
Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Nationwide Fund

For the annual period ended December 31, 2016, the NVIT Nationwide Fund (Class I) returned 11.39% versus 11.96% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Large-Cap Core Funds (consisting of 184 funds as of December 31, 2016) was 10.14% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The last word anyone could use to describe 2016 would be “uneventful.” The year began with a bust as worries about a hard landing in China and plummeting commodity prices shook investor confidence. The S&P 500 began 2016 with its worst start ever, dropping 11% between the beginning of January and February 11, 2016. To reverse China’s negative economic momentum, a lifeline in the form of roughly $200 billion in fiscal stimulus from the Chinese government served to soothe fears but did little to address concerns over growing debt levels in the world’s second-largest economy.

At the end of the second quarter, the UK’s “Brexit” vote to leave the European Union shocked global markets. Equally surprising was how quickly global equity markets recovered after a sharp, yet brief, sell-off. Finally, in the fourth quarter, the outcome of the U.S. presidential election, along with the equity market’s reaction, defied expectations once again. Stocks rallied to new highs and bonds sold off on renewed hopes that economic growth would finally return to “old normal” levels.

The events of 2016 were particularly positive for small- and mid-capitalization stocks which returned, respectively, 26.6% and 20.7% for the S&P SmallCap 600® and the S&P MidCap 400® indexes versus the S&P 500 return of approximately 12%. The Fund, which was overweighted in mid- and small-cap names, benefited from the post-U.S. election rally in these names.

Sector weightings modestly contributed to value-added performance during the reporting period,

with overweight allocations to the Industrials and Telecommunications Services sectors and an equal-weight position in Utilities, adding value versus the S&P 500. The value added by these allocations was partially offset by slight underweights to stocks in the Financials and Consumer Discretionary sectors. Sector allocations overall added 16 basis points of alpha versus the index.

Stock selection over the year ended December 31, 2016, added 28 basis points of value on a gross-of-fees basis versus the S&P 500 with the bulk of positive alpha, some 2.3%, coming from names in the Industrials, Health Care and Consumer Staples sectors. This alpha, however, was partially offset by underperformance in individual stocks in the Energy and Financials sectors.

The Fund’s successful stock selection in the Industrials and Health Care sectors was due, in part, to overweight positions in CSX and General Dynamics in the Industrials sector, and Medivation and UnitedHealth Group in the Health Care sector. Conagra Brands and Altria Group, in the Consumer Staples sector, also added value versus the S&P 500. These stocks remain in the Fund with the exception of Medivation and UnitedHealth Group, which, after returns of some 66% and 38%, respectively, were sold to capture gains after their price targets had been met.

In the Energy sector, Marathon Petroleum, HollyFrontier and Valero Energy did not meet our expectations, and in the Financials sector, Fund underperformance was driven partly by our overweight to Wells Fargo & Company and Chubb Ltd. By the end of the reporting period, our positions in all of these names, with the exception of Chubb Ltd., had been eliminated from the Fund.

Equity index futures were held in the Fund during the reporting period. These futures are used to “equitize” the Fund’s cash holdings, including cash from inflows and requested Fund redemptions, such that any return the Fund might earn on cash replicates the return on equities and the Fund performs as if it is 100% invested in securities.

4

Fund Commentary (con’t.)	NVIT Nationwide Fund

Subadviser:

HighMark Capital Management, Inc.

Portfolio Manager:

Derek Izuel, CFA and Yanping Li

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which may be volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Nationwide Fund

Asset Allocation†

Common Stocks	99.4%
Futures Contracts††	(0.0)%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries†††

Banks	6.4%
Oil, Gas & Consumable Fuels	6.3%
Pharmaceuticals	6.3%
Software	5.2%
Specialty Retail	4.3%
Technology Hardware, Storage & Peripherals	3.7%
Diversified Telecommunication Services	3.4%
Capital Markets	3.2%
Aerospace & Defense	3.0%
Internet Software & Services	3.0%
Other Industries	55.2%
100.0%

Top Holdings†††

Johnson & Johnson	3.8%
Apple, Inc.	3.7%
AT&T, Inc.	3.4%
Microsoft Corp.	3.1%
General Dynamics Corp.	2.4%
Coca-Cola Co. (The)	2.1%
Comcast Corp., Class A	2.0%
Conagra Brands, Inc.	2.0%
Amazon.com, Inc.	2.0%
Lowe’s Cos., Inc.	1.9%
Other Holdings	73.6%
100.0%

Objective

The Fund seeks total return through a flexible combination of capital appreciation and current income.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class I) returned 11.39%, underperforming the benchmark by 0.57% and outperforming the Lipper peer category median by 1.25%

•

In the Energy sector, Marathon Petroleum, HollyFrontier and Valero Energy did not meet our expectations, and in the Financials sector, Fund underperformance was driven partly by our overweight to Wells Fargo & Company and Chubb Ltd.

•

The Fund’s successful stock selection in the Industrials and Health Care sectors was due, in part, to overweight positions in CSX and General Dynamics in the Industrials sector, and Medivation and UnitedHealth Group in the Health Care sector

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	NVIT Nationwide Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	10 Yr.
Class I	11.39%	13.55%	5.55%
Class II	11.16%	13.25%	5.29%
Class IV	11.40%	13.54%	5.55%
S&P 500® Index	11.96%	14.66%	6.95%
CPI	2.07%	1.36%	1.81%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class I	0.79%
Class II	1.04%
Class IV	0.79%

^	Current effective prospectus dated April 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Nationwide Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Nationwide Fund versus performance of the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Nationwide Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	1,087.00	4.14	0.79
	Hypothetical	(a)(b)	1,000.00	1,021.17	4.01	0.79
Class II Shares	Actual	(a)	1,000.00	1,086.10	5.45	1.04
	Hypothetical	(a)(b)	1,000.00	1,019.91	5.28	1.04
Class IV Shares	Actual	(a)	1,000.00	1,087.10	4.14	0.79
	Hypothetical	(a)(b)	1,000.00	1,021.17	4.01	0.79

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

NVIT Nationwide Fund

Common Stocks 99.4%

	Shares	Market Value

Aerospace & Defense 3.0%
General Dynamics Corp.	99,261	$17,138,404
L-3 Communications Holdings, Inc.	27,665	4,208,123

		21,346,527

Airlines 0.8%
United Continental Holdings, Inc.*	78,110	5,692,657

Banks 6.3%
Citigroup, Inc.	36,650	2,178,110
JPMorgan Chase & Co.	129,224	11,150,739
KeyCorp	720,040	13,155,131
M&T Bank Corp.	53,494	8,368,066
Popular, Inc.	49,970	2,189,685
Wells Fargo & Co.	154,148	8,495,096

		45,536,827

Beverages 2.7%
Coca-Cola Co. (The)	370,166	15,347,082
Molson Coors Brewing Co., Class B	44,611	4,341,097

		19,688,179

Biotechnology 2.2%
Amgen, Inc.	14,038	2,052,496
Biogen, Inc.*	8,654	2,454,101
Celgene Corp.*	28,868	3,341,471
Gilead Sciences, Inc.	106,973	7,660,337

		15,508,405

Capital Markets 3.1%
Ameriprise Financial, Inc.	31,690	3,515,689
Goldman Sachs Group, Inc. (The)	35,937	8,605,115
Lazard Ltd., Class A	66,006	2,712,186
MarketAxess Holdings, Inc.	19,100	2,806,172
MSCI, Inc.	36,226	2,853,884
State Street Corp.	26,510	2,060,357

		22,553,403

Chemicals 1.3%
PPG Industries, Inc.	58,232	5,518,064
W.R. Grace & Co.	55,250	3,737,110

		9,255,174

Commercial Services & Supplies 2.1%
Republic Services, Inc.	34,772	1,983,743
Waste Management, Inc.	180,910	12,828,328

		14,812,071

Communications Equipment 1.8%
Cisco Systems, Inc.	427,992	12,933,918

Consumer Finance 1.8%
Ally Financial, Inc.	252,650	4,805,403
Discover Financial Services	117,322	8,457,743

		13,263,146

Common Stocks (continued)

	Shares	Market Value

Containers & Packaging 0.4%
Graphic Packaging Holding Co.	207,558	$2,590,324

Distributors 0.3%
Pool Corp.	22,655	2,363,823

Diversified Consumer Services 0.8%
Graham Holdings Co., Class B	4,905	2,511,115
Service Corp. International	108,385	3,078,134

		5,589,249

Diversified Financial Services 0.9%
Berkshire Hathaway, Inc., Class B*	38,036	6,199,107

Diversified Telecommunication Services 3.3%
AT&T, Inc.	565,099	24,033,660

Electric Utilities 0.9%
American Electric Power Co., Inc.	102,133	6,430,294

Electrical Equipment 0.8%
Eaton Corp. plc	81,375	5,459,449

Electronic Equipment, Instruments & Components 0.3%
Jabil Circuit, Inc.	99,990	2,366,763

Energy Equipment & Services 1.3%
Schlumberger Ltd.	111,587	9,367,729

Equity Real Estate Investment Trusts (REITs) 2.9%
Boston Properties, Inc.	35,778	4,500,157
Forest City Realty Trust, Inc., Class A	129,216	2,692,861
Macerich Co. (The)	69,470	4,921,255
Prologis, Inc.	162,257	8,565,547

		20,679,820

Food Products 2.6%
Conagra Brands, Inc.	363,616	14,381,013
Mondelez International, Inc., Class A	101,943	4,519,133

		18,900,146

Health Care Equipment & Supplies 1.9%
Baxter International, Inc.	198,503	8,801,623
Teleflex, Inc.	17,270	2,783,060
West Pharmaceutical Services, Inc.	28,255	2,396,872

		13,981,555

Health Care Providers & Services 2.4%
Brookdale Senior Living, Inc.*	210,277	2,611,641
McKesson Corp.	24,980	3,508,441
UnitedHealth Group, Inc.	71,704	11,475,508

		17,595,590

Hotels, Restaurants & Leisure 0.7%
Aramark	133,578	4,771,406

10

Statement of Investments (Continued)

December 31, 2016

NVIT Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Household Durables 1.3%
Mohawk Industries, Inc.*	23,710	$4,734,413
Newell Brands, Inc.	42,630	1,903,429
NVR, Inc.*	1,610	2,687,090

		9,324,932

Household Products 1.3%
Procter & Gamble Co. (The)	111,420	9,368,194

Industrial Conglomerates 0.5%
General Electric Co. (a)	125,610	3,969,276

Insurance 2.7%
Allstate Corp. (The)	84,062	6,230,676
Axis Capital Holdings Ltd.	40,872	2,667,715
Chubb Ltd.	59,220	7,824,146
Markel Corp.*	2,885	2,609,483

		19,332,020

Internet & Direct Marketing Retail 2.4%
Amazon.com, Inc.*	19,122	14,339,014
Priceline Group, Inc. (The)*	1,845	2,704,881

		17,043,895

Internet Software & Services 3.0%
Alphabet, Inc., Class A*	10,543	8,354,800
Alphabet, Inc., Class C*	9,335	7,204,940
Facebook, Inc., Class A*	49,542	5,699,807

		21,259,547

IT Services 1.9%
Amdocs Ltd.	34,815	2,027,974
Fidelity National Information Services, Inc.	46,116	3,488,214
First Data Corp., Class A*	223,333	3,169,095
FleetCor Technologies, Inc.*	33,270	4,708,371

		13,393,654

Life Sciences Tools & Services 1.8%
Quintiles IMS Holdings, Inc.*	81,050	6,163,852
Thermo Fisher Scientific, Inc.	47,487	6,700,416

		12,864,268

Machinery 2.2%
Allison Transmission Holdings, Inc.	127,940	4,310,299
Ingersoll-Rand plc	125,737	9,435,304
Toro Co. (The)	36,494	2,041,839

		15,787,442

Media 2.8%
Cinemark Holdings, Inc.	61,630	2,364,127
Comcast Corp., Class A	212,675	14,685,209
Live Nation Entertainment, Inc.*	118,025	3,139,465

		20,188,801

Common Stocks (continued)

	Shares	Market Value

Metals & Mining 0.6%
Newmont Mining Corp.	118,917	$4,051,502

Multi-Utilities 0.5%
DTE Energy Co.	36,844	3,629,502

Oil, Gas & Consumable Fuels 6.3%
Anadarko Petroleum Corp.	44,536	3,105,495
Chevron Corp.	115,054	13,541,856
Cimarex Energy Co.	16,525	2,245,747
ConocoPhillips	124,410	6,237,917
Energen Corp.*	81,540	4,702,412
Exxon Mobil Corp.	49,137	4,435,106
Kinder Morgan, Inc.	213,320	4,417,857
Marathon Oil Corp.	245,745	4,253,846
QEP Resources, Inc.*	124,550	2,292,966

		45,233,202

Pharmaceuticals 6.3%
Eli Lilly & Co.	119,181	8,765,763
Johnson & Johnson	233,345	26,883,678
Merck & Co., Inc.	80,383	4,732,147
Pfizer, Inc.	146,455	4,756,858

		45,138,446

Road & Rail 2.2%
CSX Corp.	171,858	6,174,858
Union Pacific Corp.	92,477	9,588,015

		15,762,873

Semiconductors & Semiconductor Equipment 2.2%
Applied Materials, Inc.	144,978	4,678,440
Marvell Technology Group Ltd.	184,675	2,561,442
Maxim Integrated Products, Inc.	220,970	8,522,813

		15,762,695

Software 5.2%
Adobe Systems, Inc.*	86,495	8,904,660
Atlassian Corp. plc, Class A*	84,730	2,040,298
Microsoft Corp.	354,025	21,999,114
Oracle Corp.	110,542	4,250,340

		37,194,412

Specialty Retail 4.3%
Home Depot, Inc. (The)	89,094	11,945,724
Lowe’s Cos., Inc.	194,954	13,865,128
Murphy USA, Inc.*	34,790	2,138,541
Staples, Inc.	300,280	2,717,534

		30,666,927

Technology Hardware, Storage & Peripherals 3.7%
Apple, Inc.	226,540	26,237,863

11

Statement of Investments (Continued)

December 31, 2016

NVIT Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods 0.3%
PVH Corp.	21,441	$1,934,836

Tobacco 2.3%
Altria Group, Inc.	198,533	13,424,801
Philip Morris International, Inc.	31,551	2,886,601

		16,311,402

Trading Companies & Distributors 0.7%
HD Supply Holdings, Inc.*	123,760	5,261,038

Wireless Telecommunication Services 0.3%
Telephone & Data Systems, Inc.	87,641	2,530,196

Total Investments (cost $610,673,010) (b) — 99.4%		713,166,145
Other assets in excess of liabilities — 0.6%		3,981,253

NET ASSETS — 100.0%		$717,147,398

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2016. The total value of securities on loan at December 31, 2016 was $3,536,577, which was collateralized by $3,624,041 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% — 8.13%, and maturity dates ranging from 01/15/2017 — 02/15/2045.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

plc	Public Limited Company

REIT	Real Estate Investment Trust

At December 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
37	S&P 500 E-Mini	03/17/17	$4,136,970	$(40,839)

At December 31, 2016, the Fund has $175,750 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2016

NVIT Nationwide Fund
Assets:
Investments, at value (cost $610,673,010)	$713,166,145
Cash	3,994,105
Deposits with broker for futures contracts	175,750
Interest and dividends receivable	675,876
Security lending income receivable	486
Receivable for capital shares issued	16,609
Reclaims receivable	8,172
Prepaid expenses	1,246

Total Assets	718,038,389

Liabilities:
Payable for capital shares redeemed	330,278
Payable for variation margin on futures contracts	20,473
Accrued expenses and other payables:
Investment advisory fees	356,069
Fund administration fees	20,714
Distribution fees	23,863
Administrative servicing fees	97,556
Accounting and transfer agent fees	170
Custodian fees	4,419
Compliance program costs (Note 3)	756
Professional fees	17,074
Printing fees	11,985
Other	7,634

Total Liabilities	890,991

Net Assets	$717,147,398

Represented by:
Capital	$752,452,936
Accumulated undistributed net investment income	321,735
Accumulated net realized losses from investments and futures transactions	(138,079,569)
Net unrealized appreciation/(depreciation) from investments	102,493,135
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(40,839)

Net Assets	$717,147,398

Net Assets:
Class I Shares	$496,092,639
Class II Shares	111,902,598
Class IV Shares	109,152,161

Total	$717,147,398

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	30,988,010
Class II Shares	7,016,283
Class IV Shares	6,820,969

Total	44,825,262

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$16.01
Class II Shares	$15.95
Class IV Shares	$16.00

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2016

NVIT Nationwide Fund
INVESTMENT INCOME:
Dividend income	$15,397,308
Interest income	20,965
Income from securities lending (Note 2)	16,616
Foreign tax withholding	(6,129)

Total Income	15,428,760

EXPENSES:
Investment advisory fees	4,079,495
Fund administration fees	237,988
Distribution fees Class II Shares	280,135
Administrative servicing fees Class I Shares	722,743
Administrative servicing fees Class II Shares	168,083
Administrative servicing fees Class IV Shares	157,003
Professional fees	49,765
Printing fees	39,603
Trustee fees	21,478
Custodian fees	26,712
Accounting and transfer agent fees	1,166
Compliance program costs (Note 3)	3,021
Other	24,476

Total Expenses	5,811,668

NET INVESTMENT INCOME	9,617,092

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	34,730,639
Net realized gains from futures transactions (Note 2)	808,706

Net realized gains from investments and futures transactions	35,539,345

Net change in unrealized appreciation/(depreciation) from investments	30,673,980
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(95,783)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	30,578,197

Net realized/unrealized gains from investments and futures transactions	66,117,542

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$75,734,634

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT Nationwide Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$9,617,092	$8,874,590
Net realized gains from investments and futures transactions	35,539,345	44,598,886
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	30,578,197	(45,943,024)

Change in net assets resulting from operations	75,734,634	7,530,452

Distributions to Shareholders From:
Net investment income:
Class I	(6,825,075)	(6,247,483)
Class II	(1,264,711)	(1,209,292)
Class IV	(1,499,588)	(1,361,587)

Change in net assets from shareholder distributions	(9,589,374)	(8,818,362)

Change in net assets from capital transactions	(72,215,657)	(56,897,286)

Change in net assets	(6,070,397)	(58,185,196)

Net Assets:
Beginning of year	723,217,795	781,402,991

End of year	$717,147,398	$723,217,795

Accumulated undistributed net investment income at end of year	$321,735	$407,136

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$20,929,001	$23,650,486
Dividends reinvested	6,825,075	6,247,483
Cost of shares redeemed	(72,444,545)	(58,557,122)

Total Class I Shares	(44,690,469)	(28,659,153)

Class II Shares
Proceeds from shares issued	1,394,062	8,445,578
Dividends reinvested	1,264,711	1,209,292
Cost of shares redeemed	(21,911,095)	(30,389,368)

Total Class II Shares	(19,252,322)	(20,734,498)

Class IV Shares
Proceeds from shares issued	2,393,138	1,267,530
Dividends reinvested	1,499,588	1,361,587
Cost of shares redeemed	(12,165,592)	(10,132,752)

Total Class IV Shares	(8,272,866)	(7,503,635)

Change in net assets from capital transactions	$(72,215,657)	$(56,897,286)

15

Statements of Changes in Net Assets (Continued)

	NVIT Nationwide Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	1,416,412	1,582,168
Reinvested	421,717	432,597
Redeemed	(4,812,100)	(3,932,357)

Total Class I Shares	(2,973,971)	(1,917,592)

Class II Shares
Issued	97,709	574,694
Reinvested	78,396	84,065
Redeemed	(1,488,455)	(2,042,371)

Total Class II Shares	(1,312,350)	(1,383,612)

Class IV Shares
Issued	161,090	84,891
Reinvested	92,659	94,283
Redeemed	(823,626)	(681,971)

Total Class IV Shares	(569,877)	(502,797)

Total change in shares	(4,856,198)	(3,804,001)

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Nationwide Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class I Shares
Year Ended December 31, 2016	$14.57	0.21	1.45	1.66	(0.22)	(0.22)	–	$16.01	11.39%	$496,092,639	0.79%	1.42%	0.79%	58.09%
Year Ended December 31, 2015	$14.62	0.18	(0.04)	0.14	(0.19)	(0.19)	–	$14.57	0.94%	$494,724,121	0.79%	1.20%	0.79%	67.90%
Year Ended December 31, 2014	$13.19	0.16	1.43	1.59	(0.16)	(0.16)	–	$14.62	12.15%	$524,589,219	0.79%	1.13%	0.79%	47.32%
Year Ended December 31, 2013	$10.19	0.15	3.01	3.16	(0.16)	(0.16)	–	$13.19	31.10%	$497,167,860	0.79%	1.27%	0.79%	108.73%
Year Ended December 31, 2012	$9.05	0.14	1.15	1.29	(0.15)	(0.15)	–	$10.19	14.21%	$426,223,301	0.79%	1.44%	0.80%	23.86%

Class II Shares
Year Ended December 31, 2016	$14.51	0.17	1.45	1.62	(0.18)	(0.18)	–	$15.95	11.16%	$111,902,598	1.04%	1.17%	1.04%	58.09%
Year Ended December 31, 2015	$14.56	0.14	(0.04)	0.10	(0.15)	(0.15)	–	$14.51	0.66%	$120,873,283	1.04%	0.95%	1.04%	67.90%
Year Ended December 31, 2014	$13.14	0.12	1.43	1.55	(0.13)	(0.13)	–	$14.56	11.82%	$141,445,539	1.04%	0.88%	1.04%	47.32%
Year Ended December 31, 2013	$10.15	0.12	3.00	3.12	(0.13)	(0.13)	–	$13.14	30.79%	$159,365,672	1.04%	1.02%	1.04%	108.73%
Year Ended December 31, 2012	$9.02	0.12	1.13	1.25	(0.12)	(0.12)	–	$10.15	13.85%	$149,466,339	1.04%	1.19%	1.05%	23.86%

Class IV Shares
Year Ended December 31, 2016	$14.56	0.21	1.45	1.66	(0.22)	(0.22)	–	$16.00	11.40%	$109,152,161	0.79%	1.41%	0.79%	58.09%
Year Ended December 31, 2015	$14.62	0.18	(0.05)	0.13	(0.19)	(0.19)	–	$14.56	0.87%	$107,620,391	0.79%	1.20%	0.79%	67.90%
Year Ended December 31, 2014	$13.18	0.16	1.44	1.60	(0.16)	(0.16)	–	$14.62	12.23%	$115,368,233	0.79%	1.13%	0.79%	47.32%
Year Ended December 31, 2013	$10.19	0.15	3.00	3.15	(0.16)	(0.16)	–	$13.18	31.00%	$111,104,753	0.79%	1.27%	0.79%	108.73%
Year Ended December 31, 2012	$9.05	0.14	1.15	1.29	(0.15)	(0.15)	–	$10.19	14.22%	$92,940,203	0.79%	1.45%	0.80%	23.86%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Nationwide Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II, and Class IV shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

18

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At December 31, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

19

Notes to Financial Statements (Continued)

December 31, 2016

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to for the purpose of reducing active risk in the portfolio. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following table provides a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2016

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts (a)
Equity risk	Unrealized depreciation from futures contracts	$(40,839)
Total		$(40,839)

(a)	Includes cumulative appreciation/ (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

20

Notes to Financial Statements (Continued)

December 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$808,706
Total	$808,706

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(95,783)
Total	$(95,783)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Futures Contracts:
Average Notional Balance Long	$5,862,298

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Securities Lending

During the year ended December 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally

21

Notes to Financial Statements (Continued)

December 31, 2016

invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to note (a) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2016, the Fund did not hold any repurchase agreements.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such

22

Notes to Financial Statements (Continued)

December 31, 2016

distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in real estate investment trusts. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from investments and futures transactions
$2	$(113,119)	$113,117

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various

23

Notes to Financial Statements (Continued)

December 31, 2016

foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected HighMark Capital Management, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.60%
$250 million up to $1 billion	0.575%
$1 billion up to $2 billion	0.55%
$2 billion up to $5 billion	0.525%
$5 billion and more	0.50%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate was 0.58%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

24

Notes to Financial Statements (Continued)

December 31, 2016

During the year ended December 31, 2016, NFM earned $237,988 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $3,021.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $1,047,829.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $404,632,512 and sales of $476,092,739 (excluding short-term securities).

25

Notes to Financial Statements (Continued)

December 31, 2016

6.  Portfolio Investment Risks

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2016, the Fund recaptured $142,883 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,589,374	$—	$9,589,374	$—	$9,589,374

Amounts designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

26

Notes to Financial Statements (Continued)

December 31, 2016

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,818,362	$—	$8,818,362	$—	$8,818,362

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$321,735	$—	$321,735	$(137,573,683)	$101,946,410	$(35,305,538)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$611,219,735	$115,229,067	$(13,282,657)	$101,946,410

As of December 31, 2016, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$137,573,683	2017

During the year ended December 31, 2016, the Fund had capital loss carryforwards that were utilized of $34,912,773 and are no longer eligible to offset future capital gains, if any.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of

NVIT Nationwide Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Nationwide Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

28

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

29

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

30

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

31

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

32

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

33

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

34

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

35

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

36

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

37

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

38

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

39

Annual Report

December 31, 2016

NVIT Real Estate Fund

AR-RE 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Real Estate Fund

For the annual period ended December 31, 2016, the NVIT Real Estate Fund (Class I) returned 7.35% versus 8.63% for its benchmark, the FTSE NAREIT® All Equity REITs Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Real Estate Funds (consisting of 46 funds as of December 31, 2016) was 5.96% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The year began with precipitously declining oil prices, deflationary pressures across developed economies and the prospect that a slowing Chinese economy could exert pressure on global economic growth. As the year wore on, however, oil staged a meaningful rebound, inflation expectations increased and concerns about China’s growth trajectory abated.

2016 was also marked by a series of unexpected populist movements — most notably, the June 23 U.K. referendum in which voters surprisingly elected to leave the European Union, as well as the equally unexpected outcome of the U.S. election. Donald J. Trump’s campaign promised to fuel U.S. economic growth through a combination of tax reforms, decreased regulations and increased infrastructure spending.

The Trump victory resulted in a boost for broader equity markets, but interest-rate-sensitive sectors were negatively impacted by the accompanying increase in interest rates. On a year-over-year basis, the 18 basis-point increase in 10-Year U.S. Treasury yields (to 2.45%) might appear relatively muted. However, during the fourth quarter, yields spiked 85 basis points; on a percentage-change basis, it was the largest quarterly increase in history and the largest absolute increase in yields since the first quarter of 1994.

By sector, Healthcare and Diversified Telecommunications Services were the leading detractors from relative performance, both driven by stock selection. Overweight exposure to communication towers within Diversified Telecommunications Services detracted from relative performance as the sector meaningfully underperformed following the rapid increase in interest rates during the fourth quarter. Conversely, underweight exposure to Self Storage was the leading contributor as it was the worst performing sector in 2016. Overweight exposure and stock selection within Hotels was the second largest contributor to relative performance. Stock selection within Residential contributed as well.

Non-index holding Brookdale Senior Living Inc. (BKD, Healthcare) was the leading detractor from relative performance. The company announced a new joint venture with Blackstone in November. We viewed the news as generally positive, but the company also announced they were reducing earnings guidance and were seeing an “unprecedented” level of new supply in mid-market cities, in which the company has meaningful exposure. The company expects the heightened supply to persist through mid-2017. This new supply should not have been a surprise to management and we believe that it was management’s apparent lack of preparedness for this supply which was a major contributor to the selloff. Overweight exposure to SL Green Realty Corp. (SLG, Office) was the second largest detractor. The company underperformed early in the year due to worries around its higher leverage position and fears that banks would cut back on space. Overweight exposure to Care Capital Properties Inc. (CCP, Healthcare) also detracted. CCP underperformed on weaker-than-expected guidance and concerns surrounding post- acute operators, following negative announcements from some of the larger companies in the industry.

Conversely, overweight exposure to LaSalle Hotel Properties (LHO, Hotel) was the leading contributor to relative performance. The Hotel sector was a top performer in 2016 — during the fourth quarter, in particular, amid improving growth prospects for the U.S. economy following the election. Underweight exposure to Public Storage (PSA, Self Storage) was also a leading contributor as the stock declined nearly 7% during the year. Overweight exposure to American Homes 4 Rent (AMH, Residential) also contributed as the stock meaningfully

4

Fund Commentary	NVIT Real Estate Fund

outperformed in 2016 as result of good execution on the merger integration with American Residential Properties.

The rapid move higher in interest rates has led Management to be more cautious about certain interest-rate-sensitive sectors and they have therefore increased exposure to companies and sectors with shorter lease terms.

The Fund maintains an overweight allocation within Office, but Management decreased exposure during the year on concerns about excess supply in select cities. Additionally, trends in a number of multi-family residential markets have led them to become more cautious on companies with exposure to certain markets. Management decreased exposure in these markets in favor of student housing, due to shorter lease durations and positive trends for fundamentals within the sector.

Management added Fund exposure to Self Storage during the year. The sector was the worst performing sector in 2016 and reached more attractive valuation levels. Additionally, following the results of the presidential election the outlook has shifted toward increased inflation and potential for increased economic growth. This favors sectors such as Self Storage, which have short lease terms and can increase rents more quickly. Additionally, Management’s outlook for the Hotel sector has improved amid the prospect for accelerated economic growth in the U.S. The sector is also better positioned than other sectors to react to an increase in inflation.

Management is cautiously optimistic about current REIT pricing in the U.S. They find pricing to be attractive if interest rates stay near current levels, but would become less optimistic if there were another sharp move higher for long-term rates. Although real estate provides a hedge against inflation over the medium-to-long term, it is adversely affected by rising rates in the short term. Again, this has led them to be cautious about exposure to interest-rate-sensitive sectors where pricing has been elevated for quite some time. Some of the caution also stems from uncertainties around government policy and the effect those outcomes will have on the U.S. economy.

Management continues to see attractive spreads in relative value across companies and sectors and will continue to adjust the Fund’s portfolio to take advantage of market dislocations.

Subadviser:

Brookfield Investment Management, Inc.

Portfolio Managers:

Jason Baine and Bernhard Krieg, CFA

The Fund is a nondiversified fund, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund concentrates on investments in the real estate investment trust (REIT) sector, subjecting it to greater volatility than that of other mutual funds. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Real Estate Fund

Asset Allocation†

Common Stocks	97.9%
Other assets in excess of liabilities	2.1%
100.0%

Top Industries††

Equity Real Estate Investment Trusts (REITs)	90.8%
Health Care Providers & Services	3.6%
Hotels, Restaurants & Leisure	3.1%
Diversified Telecommunication Services	2.5%
100.0%

Top Holdings††

Simon Property Group, Inc.	9.5%
American Tower Corp.	5.3%
Vornado Realty Trust	5.2%
Welltower, Inc.	4.7%
Kilroy Realty Corp.	4.6%
American Homes 4 Rent, Class A	4.2%
Essex Property Trust, Inc.	4.2%
CyrusOne, Inc.	4.0%
Brixmor Property Group, Inc.	3.9%
AvalonBay Communities, Inc.	3.9%
Other Holdings	50.5%
100.0%

Objective

The Fund seeks current income and long-term capital appreciation.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class I) returned 7.35%, underperforming the benchmark by 1.28% and outperforming the Lipper peer category median by 1.39%

•	By sector, Healthcare and Diversified Telecommunications Services were the leading detractors from relative performance, both driven by stock selection

•	Underweight exposure to Self Storage was the leading contributor to relative performance, as it was the worst performing sector

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	NVIT Real Estate Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5Yr.	Inception
Class I	7.35%	9.33%	6.06%	[2]
Class II	7.18%	9.07%	5.77%	[2]
Class Y	7.50%	N/A	6.22%	[3]
FTSE NAREIT® All Equity REITs Index	8.63%	11.98%	7.48%
CPI	2.07%	1.36%	1.41%

N/A	— Not Applicable.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

[3]	Since inception date of April 30, 2014.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.93%	0.92%
Class II	1.18%	1.17%
Class Y	0.78%	0.77%

^	Current effective prospectus dated April 29, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

7

Fund Performance (con’t.)	NVIT Real Estate Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Real Estate Fund since inception through 12/31/16 versus performance of the FTSE NAREIT® All Equity REITs Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Real Estate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Real Estate Fund December 31, 2016			Beginning Account Value($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	978.50	4.58	0.92
	Hypothetical	(a)(b)	1,000.00	1,020.51	4.67	0.92
Class II Shares	Actual	(a)	1,000.00	977.40	5.82	1.17
	Hypothetical	(a)(b)	1,000.00	1,019.25	5.94	1.17
Class Y Shares	Actual	(a)	1,000.00	978.50	3.83	0.77
	Hypothetical	(a)(b)	1,000.00	1,021.27	3.91	0.77

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

NVIT Real Estate Fund

Common Stocks 97.9%

	Shares	Market Value

Diversified Telecommunication Services 2.4%
SBA Communications Corp., Class A*	67,700	$6,990,702

Equity Real Estate Investment Trusts (REITs) 88.9%
Acadia Realty Trust	84,723	2,768,748
American Campus Communities, Inc.	187,100	9,311,967
American Homes 4 Rent, Class A	571,800	11,996,364
American Tower Corp.	141,100	14,911,448
AvalonBay Communities, Inc.	62,000	10,983,300
Boston Properties, Inc.	60,300	7,584,534
Brixmor Property Group, Inc.	456,700	11,152,614
Care Capital Properties, Inc.	239,175	5,979,375
CBL & Associates Properties, Inc.	918,203	10,559,334
Communications Sales & Leasing, Inc.*	215,200	5,468,232
CyrusOne, Inc.	256,602	11,477,807
Equity Commonwealth*	28,700	867,888
Essex Property Trust, Inc.	50,700	11,787,750
Gramercy Property Trust	1,017,537	9,340,990
Hersha Hospitality Trust	138,709	2,982,243
Highwoods Properties, Inc.	112,500	5,738,625
Hudson Pacific Properties, Inc.	171,900	5,978,682
Kilroy Realty Corp.	177,500	12,996,550
LaSalle Hotel Properties	232,233	7,076,140
Life Storage, Inc.	19,600	1,671,096
Medical Properties Trust, Inc.	512,300	6,301,290
MGM Growth Properties LLC, Class A	331,750	8,396,593
Omega Healthcare Investors, Inc.	127,655	3,990,495
Public Storage	45,200	10,102,200
QTS Realty Trust, Inc., Class A	20,500	1,017,825
Simon Property Group, Inc.	151,100	26,845,937
Vornado Realty Trust	140,223	14,635,075
Washington Prime Group, Inc.	357,884	3,725,572
Welltower, Inc.	199,200	13,332,456
Weyerhaeuser Co.	279,800	8,419,182

		257,400,312

Health Care Providers & Services 3.6%
Brookdale Senior Living, Inc.*	821,200	10,199,304

Hotels, Restaurants & Leisure 3.0%
Hilton Worldwide Holdings, Inc.	321,305	8,739,496

Total Investments (cost $291,245,581) (a) — 97.9%		283,329,814
Other assets in excess of liabilities — 2.1%		6,142,398

NET ASSETS — 100.0%		$289,472,212

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2016

NVIT Real Estate Fund
Assets:
Investments, at value (cost $291,245,581)	$283,329,814
Cash	8,574,716
Interest and dividends receivable	1,897,713
Receivable for investments sold	2,171,979
Receivable for capital shares issued	33,876
Prepaid expenses	519

Total Assets	296,008,617

Liabilities:
Payable for investments purchased	6,199,653
Payable for capital shares redeemed	63,982
Accrued expenses and other payables:
Investment advisory fees	165,815
Fund administration fees	11,973
Distribution fees	20,306
Administrative servicing fees	36,524
Accounting and transfer agent fees	98
Custodian fees	1,961
Compliance program costs (Note 3)	291
Professional fees	15,928
Printing fees	12,994
Other	6,880

Total Liabilities	6,536,405

Net Assets	$289,472,212

Represented by:
Capital	$294,177,890
Accumulated undistributed net investment income	1,557,582
Accumulated net realized gains from investments	1,652,507
Net unrealized appreciation/(depreciation) from investments	(7,915,767)

Net Assets	$289,472,212

Net Assets:
Class I Shares	$191,314,926
Class II Shares	97,537,254
Class Y Shares	620,032

Total	$289,472,212

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	30,346,908
Class II Shares	15,644,023
Class Y Shares	98,356

Total	46,089,287

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$6.30
Class II Shares	$6.23
Class Y Shares	$6.30

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2016

NVIT Real Estate Fund
INVESTMENT INCOME:
Dividend income	$7,116,908
Interest income	12,589

Total Income	7,129,497

EXPENSES:
Investment advisory fees	2,083,117
Fund administration fees	144,035
Distribution fees Class II Shares	244,722
Administrative servicing fees Class I Shares	298,854
Administrative servicing fees Class II Shares	146,835
Professional fees	35,960
Printing fees	23,225
Trustee fees	8,972
Custodian fees	12,267
Accounting and transfer agent fees	663
Compliance program costs (Note 3)	1,301
Other	15,812

Total expenses before fees waived	3,015,763

Investment advisory fees waived (Note 3)	(38,687)

Net Expenses	2,977,076

NET INVESTMENT INCOME	4,152,421

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	5,249,497
Net change in unrealized appreciation/(depreciation) from investments	11,876,115

Net realized/unrealized gains from investments	17,125,612

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$21,278,033

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Real Estate Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$4,152,421	$8,916,268
Net realized gains from investments	5,249,497	23,634,261
Net change in unrealized appreciation/(depreciation) from investments	11,876,115	(52,242,417)

Change in net assets resulting from operations	21,278,033	(19,691,888)

Distributions to Shareholders From:
Net investment income:
Class I	(3,891,959)	(5,837,411)
Class II	(1,766,779)	(2,574,176)
Class Y	(13,181)	(6,738)
Net realized gains:
Class I	(16,096,423)	(32,528,601)
Class II	(8,155,593)	(15,329,179)
Class Y	(43,628)	(27,113)

Change in net assets from shareholder distributions	(29,967,563)	(56,303,218)

Change in net assets from capital transactions	(2,218,206)	16,477,943

Change in net assets	(10,907,736)	(59,517,163)

Net Assets:
Beginning of year	300,379,948	359,897,111

End of year	$289,472,212	$300,379,948

Accumulated undistributed net investment income at end of year	$1,557,582	$1,674,597

CAPITAL TRANSACTIONS:

Class I Shares
Proceeds from shares issued	$11,899,726	$20,377,463
Dividends reinvested	19,988,382	38,366,012
Cost of shares redeemed	(38,446,788)	(45,235,668)

Total Class I Shares	(6,558,680)	13,507,807

Class II Shares
Proceeds from shares issued	9,855,128	25,556,970
Dividends reinvested	9,922,372	17,903,355
Cost of shares redeemed	(15,814,275)	(40,644,167)

Total Class II Shares	3,963,225	2,816,158

Class Y Shares
Proceeds from shares issued	367,180	144,824
Dividends reinvested	56,809	33,851
Cost of shares redeemed	(46,740)	(24,697)

Total Class Y Shares	377,249	153,978

Change in net assets from capital transactions	$(2,218,206)	$16,477,943

13

Statements of Changes in Net Assets (Continued)

	NVIT Real Estate Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	1,801,787	2,494,520
Reinvested	3,052,211	6,231,786
Redeemed	(5,822,243)	(5,859,657)

Total Class I Shares	(968,245)	2,866,649

Class II Shares
Issued	1,469,807	3,129,346
Reinvested	1,531,997	2,941,710
Redeemed	(2,452,625)	(5,135,016)

Total Class II Shares	549,179	936,040

Class Y Shares
Issued	55,971	20,618
Reinvested	8,683	5,483
Redeemed	(6,717)	(3,130)

Total Class Y Shares	57,937	22,971

Total change in shares	(361,129)	3,825,660

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Real Estate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Year Ended December 31, 2016	$6.49	0.10	0.39	0.49	(0.13)	(0.55)	(0.68)	$6.30	7.35%		$191,314,926	0.92%	1.48%	0.93%	109.27%
Year Ended December 31, 2015	$8.47	0.21	(0.78)	(0.57)	(0.19)	(1.22)	(1.41)	$6.49	(5.36%	)	$203,155,482	0.91%	2.75%	0.93%	81.74%
Year Ended December 31, 2014	$8.91	0.28	2.09	2.37	(0.24)	(2.57)	(2.81)	$8.47	28.88%		$240,845,105	0.91%	3.05%	0.92%	88.98%
Year Ended December 31, 2013	$9.47	0.15	0.14	0.29	(0.14)	(0.71)	(0.85)	$8.91	3.05%		$196,371,890	0.94%	1.51%	0.95%	149.86%
Year Ended December 31, 2012	$9.06	0.11	1.32	1.43	(0.10)	(0.92)	(1.02)	$9.47	15.79%		$217,162,860	0.94%	1.15%	0.94%	18.51%

Class II Shares
Year Ended December 31, 2016	$6.42	0.08	0.39	0.47	(0.11)	(0.55)	(0.66)	$6.23	7.18%		$97,537,254	1.17%	1.23%	1.18%	109.27%
Year Ended December 31, 2015	$8.40	0.19	(0.78)	(0.59)	(0.17)	(1.22)	(1.39)	$6.42	(5.66%	)	$96,962,239	1.16%	2.47%	1.18%	81.74%
Year Ended December 31, 2014	$8.86	0.27	2.06	2.33	(0.22)	(2.57)	(2.79)	$8.40	28.60%		$118,904,289	1.16%	2.95%	1.17%	88.98%
Year Ended December 31, 2013	$9.43	0.12	0.14	0.26	(0.12)	(0.71)	(0.83)	$8.86	2.70%		$74,142,051	1.19%	1.29%	1.20%	149.86%
Year Ended December 31, 2012	$9.02	0.09	1.32	1.41	(0.08)	(0.92)	(1.00)	$9.43	15.58%		$71,140,430	1.19%	0.91%	1.19%	18.51%

Class Y Shares
Year Ended December 31, 2016	$6.49	0.11	0.39	0.50	(0.14)	(0.55)	(0.69)	$6.30	7.50%		$620,032	0.77%	1.71%	0.78%	109.27%
Year Ended December 31, 2015	$8.47	0.25	(0.81)	(0.56)	(0.20)	(1.22)	(1.42)	$6.49	(5.22%	)	$262,227	0.76%	3.34%	0.78%	81.74%
Period Ended December 31, 2014 (f)	$9.97	0.27	1.05	1.32	(0.25)	(2.57)	(2.82)	$8.47	15.30%		$147,717	0.76%	4.49%	0.77%	88.98%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Real Estate Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Flexible Moderate Growth Fund.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

16

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

At December 31, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

17

Notes to Financial Statements (Continued)

December 31, 2016

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in real estate investment trusts and redesignation of distributions. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investments
$2	$1,402,483	$(1,402,485)

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a

18

Notes to Financial Statements (Continued)

December 31, 2016

reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Brookfield Investment Management, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.70%
$500 million up to $1 billion	0.65%
$1 billion and more	0.60%

The Trust and NFA have entered into a written contract waiving 0.013% of investment advisory fees of the Fund until April 30, 2017. During the year ended December 31, 2016, the waiver of such investment advisory fees by NFA amounted to $38,687, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.70%, and after contractual fee waivers was 0.69%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

19

Notes to Financial Statements (Continued)

December 31, 2016

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $144,035 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $1,301.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $445,689.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

20

Notes to Financial Statements (Continued)

December 31, 2016

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $323,012,761 and sales of $348,373,866, (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2016 the Fund recaptured $51,585 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$7,627,370	$22,340,193	$29,967,563	$—	$29,967,563

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

21

Notes to Financial Statements (Continued)

December 31, 2016

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$18,166,091	$38,137,127	$56,303,218	$—	$56,303,218

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$4,489,404	$—	$4,489,404	$—	$(9,195,082)	$(4,705,678)

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$292,524,896	$12,275,424	$(21,470,506)	$(9,195,082)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of

NVIT Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Real Estate Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian, broker, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

23

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 0.11%.

The Fund designates $22,340,193 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

24

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

25

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

26

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

27

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

28

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

29

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

31

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

32

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

33

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

34

Annual Report

December 31, 2016

American Century NVIT Multi Cap Value Fund

AR-MCV 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	American Century NVIT Multi Cap Value Fund

For the annual period ended December 31, 2016, the American Century NVIT Multi Cap Value Fund (Class I) returned 20.44% versus 17.34% for its benchmark, the Russell 1000® Value Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Multi-Cap Value Funds (consisting of 64 funds as of December 31, 2016) was 16.25% for the same time period. Performance for the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

After a tumultuous first quarter, U.S. stocks delivered solid returns in 2016. This was attributable to positive U.S. economic news, healthy corporate earnings performance, and a pickup in mergers-and-acquisitions (M&A) activity. Despite this backdrop, factors such as international economic weakness, shifting commodity prices, global political concerns, particularly in the wake of the U.K. Brexit vote in June to leave the European Union, and uncertainty over the timing of the Federal Reserve’s next interest rate hike contributed to periods of volatility. Ultimately, however, the central bank’s more-gradual-than-expected approach to monetary tightening aided market performance over the period. In the fourth quarter, the market staged a strong rally after Donald Trump’s election as president of the United States raised expectations for corporate tax cuts and regulation rollbacks. The energy market stabilized after a sell-off early in the year. Concerns about excess supply as well as global demand caused the commodity price of oil to fall to just above $26 per barrel in February. Supply/demand fundamentals ultimately stabilized, leading to a rebound in the commodity price. In November, the Organization of Petroleum Exporting Countries (OPEC) nations announced plans to reduce oil production. This news helped boost oil prices and energy stocks, with the oil commodity price trading above $53 per barrel by year-end. Similarly, other commodity prices stabilized due to reduced concerns over global economic growth, which led to strong returns in the materials sector. The Fed finally raised its target rate by 25 basis points in mid-December, and policymakers hinted at additional rate hikes in 2017. As a result, the yield curve steepened in the fourth quarter, which was a boon for banks.

Against the market backdrop, large-capitalization stocks underperformed both small- and mid-cap stocks. Value stocks generally outperformed growth stocks. All 11 sectors in the Russell 1000 Value Index generated positive returns, with notable strength in materials and energy.

The portfolio’s relative outperformance was driven by stock selection across most sectors, especially energy and financials. Sector allocation decisions also had a positive effect on relative performance. In the energy sector, several overweight positions in oil and gas exploration companies enhanced relative returns. In financials, stock selection and an overweight in banks in particular added to relative performance.

Conversely, a portfolio overweight in the trailing health care sector weighed on relative performance in a challenging year for health care stocks. Additionally, a portfolio underweight in the outperforming materials sector, and especially in the metals and mining industry, weakened relative returns, more than offsetting a modest positive impact from stock selection in the sector.

Individual Energy, Information Technology Stocks Boosted Results

Positive contributors to relative performance included several higher-quality energy holdings, notably Anadarko Petroleum and Cimarex Energy. Energy exploration and production company Anadarko Petroleum executed asset sales that strengthened its balance sheet. It also acquired Freeport-McMoRan’s Gulf of Mexico properties for a heavily discounted price. Cimarex Energy continued to post excellent results in its Permian and Anadarko Basin positions.

Stock selection in the information technology sector was supportive, as shares of Applied Materials advanced on strong orders for its equipment used to manufacture semiconductors. An overweight in Microsoft also added to performance, as the company experienced better-than-expected strength in personal

4

Fund Commentary	American Century NVIT Multi Cap Value Fund

computer demand, and as cloud adoption by Microsoft’s customers continued to grow at a fast pace.

Select Health Care, Financials Stocks Detracted

Several health care holdings detracted from relative performance in a challenging year for health care stocks. A portfolio-only position in Teva Pharmaceutical Industries declined due to generic pricing worries and negative sentiment surrounding pharmaceutical stocks. Also, an announcement came out in November that Teva is one of several companies producing generic drugs that is under investigation for price fixing. Worries about Teva’s biggest specialty drug, Copaxone, and when its patent will expire also have weighed on the stock. The team believes that the worst of the generic pricing headwind has passed and that the worst-case scenario for Copaxone is priced into the stock. Shares of pharmaceuticals company Allergan declined ahead of the U.S. presidential election on concerns that a potential Clinton administration might move to regulate drug pricing. Uncertainty over drug pricing persisted into the fourth quarter despite Trump’s election. Hospital management company LifePoint Health missed its revenue target due to weak volumes, temporary staffing costs, and the expense of a new billing system. As a result, the stock fell.

While overall stock selection in financials aided relative returns, an investment in capital markets company LPL Financial was a detractor. Shares of capital markets company LPL Financial Holdings fell in early 2016 after the company missed consensus earnings estimates due to lower interest rate expectations.

As of December 2016, the portfolio’s largest overweights are in health care, energy and consumer discretionary. The team added to the health care weighting after political rhetoric, including around the potential repeal of the Affordable Care Act, pressured health care stocks. Additionally, the threat of mandated lower drug pricing pressured pharmaceutical companies. Volatility at the end of the year gave the team an opportunity to add higher-quality health care stocks to the portfolio.

In the energy sector, the team likes well-managed, higher-quality companies, including integrated oil companies with strong balance sheets, and higher-quality companies in the energy equipment and services industry. The team reduced the overweight during the quarter as many energy sector stocks outperformed. In the consumer discretionary sector, the portfolio managers have identified many stocks that fit their investment process well due to high returns on invested capital, stability, attractive relative yields and strong balance sheets.

The portfolio’s largest underweights are in the real estate, utilities and financials sectors. The team believes that real estate generally has been overvalued for some time, leading to the portfolio’s continued underweight in the sector.

During the reporting period, the Fund held foreign exchange forward hedge contracts to offset the inherent currency risk of holding foreign securities in the portfolio.

Subadviser:

American Century Investment Management, Inc.

Portfolio Managers:

Phillip N. Davidson, CFA; Dan Gruemmer, CFA; Michael Liss, CFA; Kevin Toney, CFA; and Brian Woglom, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (which may be volatile, harder to price and less liquid than U.S. securities). Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	American Century NVIT Multi Cap Value Fund

Asset Allocation†

Common Stocks	96.9%
Forward Foreign Currency Contracts††	(0.0)%
Other assets in excess of liabilities	3.1%
100.0%

Top Industries†††

Oil, Gas & Consumable Fuels	14.1%
Banks	13.9%
Pharmaceuticals	8.8%
Health Care Equipment & Supplies	4.5%
Capital Markets	3.9%
Industrial Conglomerates	3.7%
Diversified Telecommunication Services	3.6%
Energy Equipment & Services	3.5%
Insurance	3.5%
Semiconductors & Semiconductor Equipment	3.4%
Other Industries	37.1%
100.0%

Top Holdings†††

General Electric Co.	3.3%
JPMorgan Chase & Co.	3.2%
Procter & Gamble Co. (The)	2.7%
Wells Fargo & Co.	2.7%
Pfizer, Inc.	2.5%
Johnson & Johnson	2.4%
Chevron Corp.	2.2%
AT&T, Inc.	2.2%
Merck & Co., Inc.	2.2%
Bank of America Corp.	2.1%
Other Holdings	74.5%
100.0%

Objective

The Fund seeks capital appreciation and, secondarily, current income.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class I) returned 20.44%, outperforming the benchmark by 3.01% and the Lipper peer category median by 4.19%

•

The portfolio’s relative outperformance was driven by stock selection across most sectors, especially energy and financials, including overweight positions in oil and gas exploration companies as well as stock selection and an overweight in banks

•

A portfolio overweight in the trailing health care sector weighed on relative performance in a challenging year for health care stocks; a portfolio-only position in Teva Pharmaceutical Industries declined due to generic pricing worries and negative sentiment surrounding pharmaceutical stocks

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	American Century NVIT Multi Cap Value Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	Inception[2]
Class I	20.44%	14.55%	15.24%
Class II	20.21%	14.35%	15.03%
Russell 1000® Value Index	17.34%	14.80%	16.16%
CPI	2.07%	1.36%	1.65%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2009.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.89%	0.89%
Class II	1.14%	1.06%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	American Century NVIT Multi Cap Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the American Century NVIT Multi Cap Value Fund since inception through 12/31/16 versus performance of the Russell 1000® Value Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	American Century NVIT Multi Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Century NVIT Multi Cap Value Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	1,115.40	4.73	0.89
	Hypothetical	(a)(b)	1,000.00	1,020.66	4.52	0.89
Class II Shares	Actual	(a)	1,000.00	1,114.20	5.63	1.06
	Hypothetical	(a)(b)	1,000.00	1,019.81	5.38	1.06

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

American Century NVIT Multi Cap Value Fund

Common Stocks 96.9%

	Shares	Market Value

Aerospace & Defense 1.2%
Textron, Inc.	54,273	$2,635,497
United Technologies Corp.	23,100	2,532,222

		5,167,719

Automobiles 1.1%
General Motors Co.	89,843	3,130,130
Honda Motor Co. Ltd.	61,900	1,807,190

		4,937,320

Banks 13.5%
Bank of America Corp.	407,150	8,998,015
BB&T Corp.	83,180	3,911,124
BOK Financial Corp.	14,710	1,221,518
Comerica, Inc.	23,865	1,625,445
Commerce Bancshares, Inc.	6,395	369,695
Cullen/Frost Bankers, Inc.	14,270	1,259,042
JPMorgan Chase & Co.	154,826	13,359,936
M&T Bank Corp.	16,607	2,597,833
PNC Financial Services Group, Inc. (The)	49,146	5,748,116
U.S. Bancorp	157,258	8,078,343
Wells Fargo & Co.	204,217	11,254,399

		58,423,466

Beverages 0.3%
PepsiCo, Inc.	12,750	1,334,033

Biotechnology 0.3%
AbbVie, Inc.	21,630	1,354,471

Building Products 0.9%
Johnson Controls International plc	96,002	3,954,322

Capital Markets 3.8%
Franklin Resources, Inc.	36,310	1,437,150
Goldman Sachs Group, Inc. (The)	20,522	4,913,993
Invesco Ltd.	54,420	1,651,103
Northern Trust Corp.	46,632	4,152,579
State Street Corp.	52,903	4,111,621

		16,266,446

Commercial Services & Supplies 0.5%
Republic Services, Inc.	38,308	2,185,471

Communications Equipment 1.7%
Cisco Systems, Inc.	250,255	7,562,706

Diversified Financial Services 2.0%
Berkshire Hathaway, Inc., Class A*	24	5,858,904
Berkshire Hathaway, Inc., Class B*	16,370	2,667,983

		8,526,887

Common Stocks (continued)

	Shares	Market Value

Diversified Telecommunication Services 3.4%
AT&T, Inc.	213,796	$9,092,744
CenturyLink, Inc.	41,519	987,322
Level 3 Communications, Inc.*	23,180	1,306,425
Verizon Communications, Inc.	65,770	3,510,802

		14,897,293

Electric Utilities 2.0%
Edison International	58,189	4,189,026
PG&E Corp.	74,099	4,502,996

		8,692,022

Electrical Equipment 1.3%
Emerson Electric Co.	74,500	4,153,375
Hubbell, Inc.	10,992	1,282,766

		5,436,141

Electronic Equipment, Instruments & Components 1.7%
Keysight Technologies, Inc.*	86,992	3,181,297
TE Connectivity Ltd.	59,091	4,093,825

		7,275,122

Energy Equipment & Services 3.4%
Baker Hughes, Inc.	32,377	2,103,534
FMC Technologies, Inc.*	39,080	1,388,513
Halliburton Co.	34,915	1,888,552
Helmerich & Payne, Inc.	12,881	996,989
National Oilwell Varco, Inc.	42,010	1,572,854
Schlumberger Ltd.	82,130	6,894,814

		14,845,256

Equity Real Estate Investment Trusts (REITs) 0.7%
CoreCivic, Inc.	50,882	1,244,574
Weyerhaeuser Co.	53,760	1,617,638

		2,862,212

Food & Staples Retailing 2.2%
CVS Health Corp.	22,150	1,747,857
Sysco Corp.	33,086	1,831,972
Wal-Mart Stores, Inc.	89,043	6,154,652

		9,734,481

Food Products 2.4%
Conagra Brands, Inc.	63,325	2,504,504
Kellogg Co.	32,770	2,415,476
Mondelez International, Inc., Class A	127,906	5,670,073

		10,590,053

Health Care Equipment & Supplies 4.3%
Abbott Laboratories	97,680	3,751,889
Boston Scientific Corp.*	90,754	1,963,009
Medtronic plc	78,786	5,611,927

10

Statement of Investments (Continued)

December 31, 2016

American Century NVIT Multi Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
STERIS plc	28,477	$1,919,065
Zimmer Biomet Holdings, Inc.	53,784	5,550,509

		18,796,399

Health Care Providers & Services 2.8%
Cardinal Health, Inc.	20,780	1,495,536
Cigna Corp.	11,010	1,468,624
Express Scripts Holding Co.*	31,644	2,176,791
HCA Holdings, Inc.*	8,830	653,597
Humana, Inc.	5,280	1,077,278
LifePoint Health, Inc.*	74,876	4,252,957
McKesson Corp.	8,480	1,191,016

		12,315,799

Hotels, Restaurants & Leisure 0.5%
Carnival Corp.	41,405	2,155,544

Household Products 2.7%
Procter & Gamble Co. (The)	137,097	11,527,116

Industrial Conglomerates 3.5%
General Electric Co.	432,244	13,658,910
Koninklijke Philips NV	54,698	1,672,223

		15,331,133

Insurance 3.4%
Aflac, Inc.	28,816	2,005,594
Chubb Ltd.	28,702	3,792,108
MetLife, Inc.	69,635	3,752,630
Reinsurance Group of America, Inc.	26,110	3,285,421
Unum Group	39,760	1,746,657

		14,582,410

Leisure Products 0.4%
Mattel, Inc.	57,419	1,581,894

Machinery 0.3%
Cummins, Inc.	9,130	1,247,797

Media 0.3%
Discovery Communications, Inc., Class A*	54,602	1,496,641

Metals & Mining 0.4%
BHP Billiton Ltd.	99,000	1,773,568

Mortgage Real Estate Investment Trusts (REITs) 0.3%
Annaly Capital Management, Inc.	114,641	1,142,971

Multiline Retail 0.7%
Target Corp.	43,479	3,140,488

Multi-Utilities 0.6%
Ameren Corp.	48,670	2,553,228

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels 13.7%
Anadarko Petroleum Corp.	54,143	$3,775,391
Apache Corp.	14,358	911,302
Chevron Corp.	78,191	9,203,081
Cimarex Energy Co.	14,443	1,962,804
ConocoPhillips	81,110	4,066,855
Devon Energy Corp.	63,667	2,907,672
EOG Resources, Inc.	27,566	2,786,923
EQT Corp.	66,358	4,339,813
Exxon Mobil Corp.	87,917	7,935,389
Imperial Oil Ltd.	36,289	1,262,473
Noble Energy, Inc.	124,722	4,746,919
Occidental Petroleum Corp.	90,464	6,443,751
Royal Dutch Shell plc, Class B	57,330	1,647,200
TOTAL SA	142,842	7,326,664

		59,316,237

Pharmaceuticals 8.5%
Allergan plc*	18,060	3,792,781
Johnson & Johnson	87,771	10,112,097
Merck & Co., Inc.	153,435	9,032,718
Pfizer, Inc.	326,500	10,604,720
Teva Pharmaceutical Industries Ltd., ADR-IL	90,613	3,284,721

		36,827,037

Road & Rail 1.9%
CSX Corp.	32,233	1,158,132
Heartland Express, Inc.	172,962	3,521,506
Norfolk Southern Corp.	13,820	1,493,527
Werner Enterprises, Inc.	73,890	1,991,336

		8,164,501

Semiconductors & Semiconductor Equipment 3.3%
Applied Materials, Inc.	76,147	2,457,264
Intel Corp.	196,860	7,140,112
QUALCOMM, Inc.	53,150	3,465,380
Teradyne, Inc.	49,837	1,265,860

		14,328,616

Software 2.6%
Dell Technologies, Inc., Class V*	21,397	1,176,193
Microsoft Corp.	65,050	4,042,207
Oracle Corp.	157,407	6,052,299

		11,270,699

Specialty Retail 2.4%
Advance Auto Parts, Inc.	23,035	3,895,679
CST Brands, Inc.	93,342	4,494,417
Lowe’s Cos., Inc.	25,616	1,821,810

		10,211,906

11

Statement of Investments (Continued)

December 31, 2016

American Century NVIT Multi Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Technology Hardware, Storage & Peripherals 0.9%
Apple, Inc.	13,692	$1,585,807
Hewlett Packard Enterprise Co.	60,901	1,409,249
HP, Inc.	60,901	903,771

		3,898,827

Textiles, Apparel & Luxury Goods 1.0%
Coach, Inc.	69,494	2,433,680
Ralph Lauren Corp.	20,940	1,891,301

		4,324,981

Total Investments (cost $350,383,414) (a) — 96.9%		420,033,213
Other assets in excess of liabilities — 3.1%		13,392,945

NET ASSETS — 100.0%		$433,426,158

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

IL	Israel

Ltd.	Limited

NV	Public Traded Company

plc	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

At December 31, 2016, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	Credit Suisse International	03/31/17	(1,915,650)	$(1,403,348)	$(1,379,556)	$23,792
British Pound	Credit Suisse International	03/31/17	(962,499)	(1,194,918)	(1,188,793)	6,125
British Pound	Credit Suisse International	03/31/17	(28,378)	(35,143)	(35,050)	93
Canadian Dollar	Morgan Stanley Co., Inc.	03/31/17	(1,280,276)	(957,130)	(954,530)	2,600
Euro	UBS AG	03/31/17	(6,394,545)	(6,668,295)	(6,761,284)	(92,989)
Japanese Yen	Credit Suisse International	03/31/17	(161,419,725)	(1,370,379)	(1,387,230)	(16,851)

Total Short Contracts				$(11,629,213)	$(11,706,443)	$(77,230)

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australian Dollar	Credit Suisse International	03/31/17	59,400	$43,031	$42,777	$(254)

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2016

American Century NVIT Multi Cap Value Fund
Assets:
Investments, at value (cost $350,383,414)	$420,033,213
Cash	14,171,174
Foreign currencies, at value (cost $24,458)	24,458
Interest and dividends receivable	829,727
Security lending income receivable	319
Receivable for investments sold	166,913
Receivable for capital shares issued	82,116
Reclaims receivable	10,792
Unrealized appreciation on forward foreign currency contracts (Note 2)	32,610
Prepaid expenses	676

Total Assets	435,351,998

Liabilities:
Payable for investments purchased	1,059,390
Payable for capital shares redeemed	367,135
Unrealized depreciation on forward foreign currency contracts (Note 2)	110,094
Accrued expenses and other payables:
Investment advisory fees	208,237
Fund administration fees	14,469
Distribution fees	26,787
Administrative servicing fees	90,653
Accounting and transfer agent fees	152
Custodian fees	2,429
Compliance program costs (Note 3)	430
Professional fees	23,151
Printing fees	15,866
Other	7,047

Total Liabilities	1,925,840

Net Assets	$433,426,158

Represented by:
Capital	$351,119,415
Accumulated undistributed net investment income	2,162,639
Accumulated net realized gains from investments, forward and foreign currency transactions	10,571,721
Net unrealized appreciation/(depreciation) from investments	69,649,799
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(77,484)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	68

Net Assets	$433,426,158

Net Assets:
Class I Shares	$244,068,538
Class II Shares	189,357,620

Total	$433,426,158

13

Statement of Assets and Liabilities (Continued)

December 31, 2016

American Century NVIT Multi Cap Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	14,906,524
Class II Shares	11,643,663

Total	26,550,187

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$16.37
Class II Shares	$16.26

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Year Ended December 31, 2016

American Century NVIT Multi Cap Value Fund
INVESTMENT INCOME:
Dividend income	$9,915,882
Income from securities lending (Note 2)	65,824
Interest income	34,938
Foreign tax withholding	(70,956)

Total Income	9,945,688

EXPENSES:
Investment advisory fees	2,221,049
Fund administration fees	161,818
Distribution fees Class II Shares	405,518
Administrative servicing fees Class I Shares	568,624
Administrative servicing fees Class II Shares	405,518
Professional fees	46,312
Printing fees	25,437
Trustee fees	12,001
Custodian fees	14,929
Accounting and transfer agent fees	947
Compliance program costs (Note 3)	1,679
Other	17,499

Total expenses before fees waived	3,881,331

Distribution fees waived — Class II (Note 3)	(129,766)

Net Expenses	3,751,565

NET INVESTMENT INCOME	6,194,123

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	12,674,515
Net realized gains from forward and foreign currency transactions (Note 2)	459,209

Net realized gains from investments, forward and foreign currency transactions	13,133,724

Net change in unrealized appreciation/(depreciation) from investments	53,960,729
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(96,449)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1,480

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	53,865,760

Net realized/unrealized gains from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	66,999,484

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$73,193,607

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	American Century NVIT Multi Cap Value Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$6,194,123	$7,757,263
Net realized gains from investments, forward and foreign currency transactions	13,133,724	39,823,754
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	53,865,760	(65,704,577)

Change in net assets resulting from operations	73,193,607	(18,123,560)

Distributions to Shareholders From:
Net investment income:
Class I	(5,371,223)	(5,786,390)
Class II	(3,753,300)	(3,758,628)
Net realized gains:
Class I	(22,330,523)	(30,372,925)
Class II	(16,128,316)	(21,069,437)

Change in net assets from shareholder distributions	(47,583,362)	(60,987,380)

Change in net assets from capital transactions	25,970,001	12,409,460

Change in net assets	51,580,246	(66,701,480)

Net Assets:
Beginning of year	381,845,912	448,547,392

End of year	$433,426,158	$381,845,912

Accumulated undistributed net investment income at end of year	$2,162,639	$4,317,707

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$6,534,601	$2,976,073
Dividends reinvested	27,701,746	36,159,315
Cost of shares redeemed	(30,014,403)	(35,658,453)

Total Class I Shares	4,221,944	3,476,935

Class II Shares
Proceeds from shares issued	22,628,887	9,650,053
Dividends reinvested	19,881,616	24,828,065
Cost of shares redeemed	(20,762,446)	(25,545,593)

Total Class II Shares	21,748,057	8,932,525

Change in net assets from capital transactions	$25,970,001	$12,409,460

SHARE TRANSACTIONS:
Class I Shares
Issued	401,558	165,885
Reinvested	1,806,010	2,418,295
Redeemed	(1,888,898)	(1,990,727)

Total Class I Shares	318,670	593,453

Class II Shares
Issued	1,410,398	546,803
Reinvested	1,306,986	1,672,018
Redeemed	(1,321,612)	(1,425,784)

Total Class II Shares	1,395,772	793,037

Total change in shares	1,714,442	1,386,490

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Century NVIT Multi Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class I Shares
Year Ended December 31, 2016	$15.41	0.26	2.73	2.99	(0.38)	(1.65)	(2.03)	$16.37	20.44%		$244,068,538	0.89%	1.66%	0.89%	45.89%
Year Ended December 31, 2015	$19.16	0.34	(1.29)	(0.95)	(0.42)	(2.38)	(2.80)	$15.41	(4.27%	)	$224,787,908	0.89%	1.93%	0.89%	45.21%
Year Ended December 31, 2014	$19.39	0.33	2.15	2.48	(0.40)	(2.31)	(2.71)	$19.16	13.12%		$268,170,178	0.88%	1.68%	0.88%	40.85%
Year Ended December 31, 2013	$15.26	0.30	4.52	4.82	(0.34)	(0.35)	(0.69)	$19.39	31.90%		$268,063,713	0.89%	1.69%	0.89%	48.11%
Year Ended December 31, 2012	$14.00	0.27	1.77	2.04	(0.15)	(0.63)	(0.78)	$15.26	14.66%		$234,721,079	0.91%	1.80%	0.91%	44.60%

Class II Shares
Year Ended December 31, 2016	$15.33	0.24	2.70	2.94	(0.36)	(1.65)	(2.01)	$16.26	20.21%		$189,357,620	1.06%	1.49%	1.14%	45.89%
Year Ended December 31, 2015	$19.08	0.31	(1.28)	(0.97)	(0.40)	(2.38)	(2.78)	$15.33	(4.44%	)	$157,058,004	1.06%	1.76%	1.14%	45.21%
Year Ended December 31, 2014	$19.32	0.30	2.14	2.44	(0.37)	(2.31)	(2.68)	$19.08	12.95%		$180,377,214	1.05%	1.51%	1.13%	40.85%
Year Ended December 31, 2013	$15.21	0.27	4.50	4.77	(0.31)	(0.35)	(0.66)	$19.32	31.67%		$173,892,352	1.06%	1.52%	1.14%	48.11%
Year Ended December 31, 2012	$13.96	0.24	1.76	2.00	(0.12)	(0.63)	(0.75)	$15.21	14.45%		$145,274,946	1.08%	1.63%	1.16%	44.60%

(a)	Per share calculations were performed using average shares method.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Century NVIT Multi Cap Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

18

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

19

Notes to Financial Statements (Continued)

December 31, 2016

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$5,167,719	$—	$—	$5,167,719
Automobiles	3,130,130	1,807,190	—	4,937,320
Banks	58,423,466	—	—	58,423,466
Beverages	1,334,033	—	—	1,334,033
Biotechnology	1,354,471	—	—	1,354,471
Building Products	3,954,322	—	—	3,954,322
Capital Markets	16,266,446	—	—	16,266,446
Commercial Services & Supplies	2,185,471	—	—	2,185,471
Communications Equipment	7,562,706	—	—	7,562,706
Diversified Financial Services	8,526,887	—	—	8,526,887
Diversified Telecommunication Services	14,897,293	—	—	14,897,293
Electric Utilities	8,692,022	—	—	8,692,022
Electrical Equipment	5,436,141	—	—	5,436,141
Electronic Equipment, Instruments & Components	7,275,122	—	—	7,275,122
Energy Equipment & Services	14,845,256	—	—	14,845,256
Equity Real Estate Investment Trusts (REITs)	2,862,212	—	—	2,862,212
Food & Staples Retailing	9,734,481	—	—	9,734,481
Food Products	10,590,053	—	—	10,590,053
Health Care Equipment & Supplies	18,796,399	—	—	18,796,399
Health Care Providers & Services	12,315,799	—	—	12,315,799
Hotels, Restaurants & Leisure	2,155,544	—	—	2,155,544
Household Products	11,527,116	—	—	11,527,116
Industrial Conglomerates	13,658,910	1,672,223	—	15,331,133
Insurance	14,582,410	—	—	14,582,410
Leisure Products	1,581,894	—	—	1,581,894
Machinery	1,247,797	—	—	1,247,797
Media	1,496,641	—	—	1,496,641
Metals & Mining	—	1,773,568	—	1,773,568
Mortgage Real Estate Investment Trusts (REITs)	1,142,971	—	—	1,142,971
Multiline Retail	3,140,488	—	—	3,140,488
Multi-Utilities	2,553,228	—	—	2,553,228
Oil, Gas & Consumable Fuels	50,342,373	8,973,864	—	59,316,237
Pharmaceuticals	36,827,037	—	—	36,827,037
Road & Rail	8,164,501	—	—	8,164,501
Semiconductors & Semiconductor Equipment	14,328,616	—	—	14,328,616
Software	11,270,699	—	—	11,270,699
Specialty Retail	10,211,906	—	—	10,211,906
Technology Hardware, Storage & Peripherals	3,898,827	—	—	3,898,827
Textiles, Apparel & Luxury Goods	4,324,981	—	—	4,324,981
Total Common Stocks	$405,806,368	$14,226,845	$—	$420,033,213
Forward Foreign Currency Contracts	—	32,610	—	32,610
Total Assets	$405,806,368	$14,259,455	$—	$420,065,823
Liabilities:
Forward Foreign Currency Contracts	$—	$(110,094)	$—	$(110,094)
Total Liabilities	$—	$(110,094)	$—	$(110,094)
Total	$405,806,368	$14,149,361	$—	$419,955,729

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

20

Notes to Financial Statements (Continued)

December 31, 2016

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts,” if applicable.

21

Notes to Financial Statements (Continued)

December 31, 2016

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$32,610
Total		$32,610

Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(110,094)
Total		$(110,094)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$470,538
Total	$470,538

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$(96,449)
Total	$(96,449)

The following tables provide a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased(a)	$649,180
Average Settlement Value Sold	$11,114,314

(a)	The Fund entered into forward foreign currency exchange contracts from January 1, 2016 through June 30, 2016, July 6, 2016 through September 30, 2016, and again from October 14, 2016 through December 31, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out

22

Notes to Financial Statements (Continued)

December 31, 2016

netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2016:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$32,610	$—	$32,610
Total	$32,610	$—	$32,610

Amounts designated as “—” are zero.

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Credit Suisse International	$30,010	$(17,105)	$—	$12,905
Morgan Stanley Co., Inc.	2,600	—	—	2,600
Total	$32,610	$(17,105)	$—	$15,505

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(110,094)	$—	$(110,094)
Total	$(110,094)	$—	$(110,094)

Amounts designated as “—” are zero.

23

Notes to Financial Statements (Continued)

December 31, 2016

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Credit Suisse International	$(17,105)	$17,105	$—	$—
UBS AG	(92,989)	—	—	(92,989)
Total	$(110,094)	$17,105	$—	$(92,989)

Amounts designated as “—” are zero.

(d)	Securities Lending

During the year ended December 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement

24

Notes to Financial Statements (Continued)

December 31, 2016

securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2016, the Fund did not have any portfolio securities on loan.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2016, the Fund did not hold any repurchase agreements.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

25

Notes to Financial Statements (Continued)

December 31, 2016

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to foreign currency gains/losses and investments in partnerships. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from investments, forward and foreign currency transactions
$(196)	$775,332	$(775,136)

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding

26

Notes to Financial Statements (Continued)

December 31, 2016

shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected American Century Investment Management, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.57%
$500 million up to $1 billion	0.55%
$1 billion and more	0.53%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate was 0.57%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, without any exclusions for Rule 12b-1 fees or administrative services fees, from exceeding the amounts listed in the table below until April 30, 2017.

Class	Expense Limitation
Class I	0.92%
Class II	1.09%

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

27

Notes to Financial Statements (Continued)

December 31, 2016

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $161,818 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $1,679.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.08% of these fees for Class II shares of the Fund until at least April 30, 2017. During the year ended December 31, 2016, the waiver of such distribution fees by NFD amounted to $129,766, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.25% and 0.25% for Class I and Class II shares, respectively, for a total amount of $974,142.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by

28

Notes to Financial Statements (Continued)

December 31, 2016

the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $176,459,175 and sales of $198,710,713 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on

29

Notes to Financial Statements (Continued)

December 31, 2016

the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2016, the Fund recaptured $0 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,945,812	$37,637,550	$47,583,362	$—	$47,583,362

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$19,712,576	$41,274,804	$60,987,380	$—	$60,987,380

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$4,455,049	$12,993,523	$17,448,572	$—	$64,858,171	$82,306,743

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$355,175,110	$74,316,932	$(9,458,829)	$64,858,103

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Century NVIT Multi Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Century NVIT Multi Cap Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

31

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 90.78%.

The Fund designates $37,637,550 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

32

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

33

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

34

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

35

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

36

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

37

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

38

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

39

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

40

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

41

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

42

Annual Report

December 31, 2016

NVIT CardinalSM Aggressive Fund

AR-CD-AG 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Aggressive Fund

For the annual period ended December 31, 2016, the NVIT Cardinal Aggressive Fund (Class II) returned 8.36% versus 8.16% for its blended benchmark, 60% Russell 3000® Index, 30% MSCI EAFE® Index and 10% Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Aggressive Growth Funds (consisting of 57 funds as of December 31, 2016) was 7.96% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Since the Fund’s target allocation is 90% equity investments and 10% fixed-income investments, the Fund’s return was most influenced by the general strength across global equity markets during the annual reporting period.

Within equities, the Fund allocates to both growth and value investment strategies across U.S. large-capitalization and mid-cap equities, as well as international equities. In each of those categories, value strategies outperformed their growth-oriented peers for the reporting period. The Fund historically has allocated to both investment styles for diversification purposes, but has tilted the allocations more to value. This value positioning was a significant contributor to returns throughout 2016.

From a value equities standpoint, the Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund, the NVIT Multi-Manager Small Cap Value Fund and the NVIT Multi-Manager Mid Cap Value Fund posted strong returns for the reporting period at 16.55%, 26.20% and 17.93% (all Class Y), respectively. These underlying funds contributed 3.31%, 1.57% and 1.26%, respectively, to total Fund performance. Returns for the period in the NVIT Multi-Manager Large Cap Value Fund were driven by a rebound in the energy sector and strong performance in the financials and utilities sectors.

Growth strategies lagged their value counterparts during the reporting period, but three of the Fund’s four growth strategies posted positive performance for the year. The NVIT Multi-Manager International Growth Fund (Class Y), which registered -2.07%, was the sole detractor for the period as stocks in the consumer discretionary and health care sectors weighed on performance. International developed markets struggled throughout the reporting period with concerns over the state of the European Union (EU) (particularly after the UK vote to exit the EU), stagnant growth in many countries, negative yields on sovereign debt, persistently high unemployment rates and other macroeconomic factors.

All three of the Fund’s underlying fixed-income investments posted positive returns in 2016, with the NVIT Core Bond Fund (Class Y, which returned 5.51%) and the NVIT Core Plus Bond Fund (Class Y, up 3.84%) leading the way. These underlying funds contributed 0.28% and 0.15%, respectively, to total Fund return. The NVIT Core Bond Fund invests in U.S. intermediate-term, investment-grade bonds; this underlying fund’s 2016 return (Class Y) outperformed that of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, by 286 basis points. The NVIT Core Plus Bond Fund (which is pegged to the same benchmark as the NVIT Core Bond Fund) also invests in a blend of U.S. intermediate-term bonds — both investment-grade and high-yield; Class Y shares of this fund outperformed the fund’s benchmark by 119 basis points for the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*	As of November 15, 2016.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political

4

Fund Commentary (con’t.)	NVIT CardinalSM Aggressive Fund

risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT CardinalSM Aggressive Fund

Asset Allocation†

Equity Funds	90.2%
Fixed Income Funds	9.9%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

NVIT Multi-Manager Large Cap Value Fund, Class Y	20.0%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	16.9%
NVIT Multi-Manager International Value Fund, Class Y	16.0%
NVIT Multi-Manager International Growth Fund, Class Y	13.0%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	7.0%
NVIT Multi-Manager Small Cap Value Fund, Class Y	6.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	6.0%
NVIT Core Bond Fund, Class Y	5.0%
NVIT Core Plus Bond Fund, Class Y	4.0%
NVIT Multi-Manager Small Cap Growth Fund, Class Y	3.0%
Other Holdings	3.1%
100.0%

Objective

The Fund seeks maximum growth of capital consistent with a more aggressive level of risk.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class II) returned 8.36%, outperforming its blended benchmark by 0.20% and the Lipper peer category median by 0.40%

•	11 of the Fund’s 12 underlying investments posted a positive return

•	Only the Fund’s underlying investment in the NVIT Multi-Manager International Growth Fund was a negative contributor to performance

•	All three of the Fund’s underlying fixed-income investments were positive contributors to the Fund’s overall returns

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	NVIT CardinalSM Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	Inception[2]
Class I	8.33%	10.91%	5.50%
Class II	8.36%	10.84%	5.41%
Russell 3000® Index	12.74%	14.67%	8.55%
Blended Index	8.16%	11.02%	5.96%
CPI	2.07%	1.36%	1.41%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.18%	1.05%
Class II	1.43%	1.14%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT CardinalSM Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Aggressive Fund since inception through 12/31/16 versus performance of the Russell 3000® Index, the Blended Index*, and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 60% Russell 3000® Index, 30% MSCI EAFE® Index and 10% Bloomberg Barclays U.S. Aggregate Bond Index.

8

Shareholder Expense Example	NVIT CardinalSM Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Aggressive Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class I Shares	Actual	(b)	1,000.00	1,078.70	1.72	0.33
	Hypothetical	(b)(c)	1,000.00	1,023.48	1.68	0.33
Class II Shares	Actual	(b)	1,000.00	1,079.10	2.19	0.42
	Hypothetical	(b)(c)	1,000.00	1,023.03	2.14	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

NVIT CardinalSM Aggressive Fund

Investment Companies 100.1%

	Shares	Market Value

Equity Funds 90.2%
NVIT Multi-Manager International Growth Fund, Class Y (a)	1,348,848	$13,043,359
NVIT Multi-Manager International Value Fund, Class Y (a)	1,663,747	16,021,887
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	1,537,592	16,882,763
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	1,961,653	20,028,472
NVIT Multi-Manager Mid Cap Growth Fund, Class Y * (a)	586,577	6,006,547
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	659,327	7,041,611
NVIT Multi-Manager Small Cap Growth Fund, Class Y * (a)	190,863	3,040,446
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	404,914	6,041,320
NVIT Multi-Manager Small Company Fund, Class Y (a)	94,803	2,040,155

Total Equity Funds (cost $99,032,908)		90,146,560

Fixed Income Funds 9.9%
Nationwide Bond Fund, Institutional Class (a)	98,852	947,994
NVIT Core Bond Fund, Class Y (a)	466,631	4,969,616
NVIT Core Plus Bond Fund, Class Y (a)	355,780	3,966,951

Total Fixed Income Funds (cost $10,150,965)		9,884,561

Total Investment Companies (cost $109,183,873)		100,031,121

Total Investments (cost $109,183,873) (b) — 100.1%		100,031,121
Liabilities in excess of other assets — (0.1)%		(54,028)

NET ASSETS — 100.0%		$99,977,093

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2016

NVIT CardinalSM Aggressive Fund
Assets:
Investments in affiliates, at value (cost $109,183,873)	$100,031,121
Receivable for investments sold	98,318
Receivable for capital shares issued	495
Reimbursement from investment adviser (Note 3)	1,628
Prepaid expenses	166

Total Assets	100,131,728

Liabilities:
Payable for capital shares redeemed	98,813
Accrued expenses and other payables:
Investment advisory fees	8,469
Fund administration fees	5,259
Distribution fees	6,105
Administrative servicing fees	12,699
Accounting and transfer agent fees	43
Custodian fees	603
Compliance program costs (Note 3)	102
Professional fees	10,060
Printing fees	5,908
Other	6,574

Total Liabilities	154,635

Net Assets	$99,977,093

Represented by:
Capital	$101,572,922
Accumulated undistributed net investment income	333,497
Accumulated net realized gains from affiliated investments	7,223,426
Net unrealized appreciation/(depreciation) from investments in affiliates	(9,152,752)

Net Assets	$99,977,093

Net Assets:
Class I Shares	$20,179,899
Class II Shares	79,797,194

Total	$99,977,093

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,175,988
Class II Shares	8,620,982

Total	10,796,970

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.27
Class II Shares	$9.26

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2016

NVIT CardinalSM Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,712,430

Total Income	1,712,430

EXPENSES:
Investment advisory fees	189,334
Fund administration fees	60,897
Distribution fees Class II Shares	191,946
Administrative servicing fees Class I Shares	21,343
Administrative servicing fees Class II Shares	90,672
Professional fees	17,477
Printing fees	8,537
Trustee fees	2,895
Custodian fees	3,673
Accounting and transfer agent fees	280
Compliance program costs (Note 3)	412
Other	11,448

Total expenses before fees waived and expenses reimbursed	598,914

Distribution fees waived — Class II (Note 3)	(122,846)
Investment advisory fees waived (Note 3)	(64,680)
Expenses reimbursed by adviser (Note 3)	(29,849)

Net Expenses	381,539

NET INVESTMENT INCOME	1,330,891

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated Underlying Funds	7,352,346
Net realized gains from investment transactions with affiliates	283,939

Net realized gains from affiliated investments	7,636,285

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(1,245,150)

Net realized/unrealized gains from affiliated investments	6,391,135

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,722,026

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT CardinalSM Aggressive Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$1,330,891	$737,102
Net realized gains from affiliated investments	7,636,285	8,837,831
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(1,245,150)	(11,422,134)

Change in net assets resulting from operations	7,722,026	(1,847,201)

Distributions to Shareholders From:
Net investment income:
Class I	(454,060)	(469,902)
Class II	(1,802,681)	(2,047,370)
Net realized gains:
Class I	(1,488,795)	(1,319,487)
Class II	(6,412,486)	(5,894,894)

Change in net assets from shareholder distributions	(10,158,022)	(9,731,653)

Change in net assets from capital transactions	7,207,037	21,886,931

Change in net assets	4,771,041	10,308,077

Net Assets:
Beginning of year	95,206,052	84,897,975

End of year	$99,977,093	$95,206,052

Accumulated undistributed net investment income at end of year	$333,497	$926,598

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,816,176	$5,320,224
Dividends reinvested	1,942,855	1,789,389
Cost of shares redeemed	(3,339,058)	(4,114,064)

Total Class I Shares	3,419,973	2,995,549

Class II Shares
Proceeds from shares issued	7,030,414	21,882,017
Dividends reinvested	8,215,167	7,942,264
Cost of shares redeemed	(11,458,517)	(10,932,899)

Total Class II Shares	3,787,064	18,891,382

Change in net assets from capital transactions	$7,207,037	$21,886,931

SHARE TRANSACTIONS:
Class I Shares
Issued	516,413	498,249
Reinvested	215,568	186,698
Redeemed	(355,214)	(380,145)

Total Class I Shares	376,767	304,802

Class II Shares
Issued	754,030	2,094,536
Reinvested	914,132	830,297
Redeemed	(1,222,833)	(1,051,216)

Total Class II Shares	445,329	1,873,617

Total change in shares	822,096	2,178,419

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2016	$9.56	0.14	0.61	0.75	(0.23)	(0.81)	(1.04)	$9.27	8.33%		$20,179,899	0.33%	1.54%	0.43%	14.18%
Year Ended December 31, 2015	$10.90	0.09	(0.26)	(0.17)	(0.30)	(0.87)	(1.17)	$9.56	(1.58%	)	$17,196,528	0.33%	0.85%	0.36%	14.33%
Year Ended December 31, 2014	$11.18	0.16	0.34	0.50	(0.24)	(0.54)	(0.78)	$10.90	4.48%		$16,291,200	0.33%	1.47%	0.37%	20.16%
Year Ended December 31, 2013	$8.93	0.12	2.50	2.62	(0.13)	(0.24)	(0.37)	$11.18	29.65%		$14,073,153	0.33%	1.18%	0.43%	25.70%
Year Ended December 31, 2012	$8.09	0.06	1.24	1.30	(0.09)	(0.37)	(0.46)	$8.93	16.22%		$8,511,164	0.33%	0.71%	0.49%	18.50%

Class II Shares
Year Ended December 31, 2016	$9.54	0.13	0.62	0.75	(0.22)	(0.81)	(1.03)	$9.26	8.36%		$79,797,194	0.42%	1.37%	0.68%	14.18%
Year Ended December 31, 2015	$10.89	0.09	(0.28)	(0.19)	(0.29)	(0.87)	(1.16)	$9.54	(1.75%	)	$78,009,524	0.42%	0.81%	0.61%	14.33%
Year Ended December 31, 2014	$11.16	0.16	0.34	0.50	(0.23)	(0.54)	(0.77)	$10.89	4.50%		$68,606,775	0.42%	1.41%	0.62%	20.16%
Year Ended December 31, 2013	$8.92	0.12	2.48	2.60	(0.12)	(0.24)	(0.36)	$11.16	29.47%		$54,302,515	0.42%	1.16%	0.68%	25.70%
Year Ended December 31, 2012	$8.08	0.05	1.25	1.30	(0.09)	(0.37)	(0.46)	$8.92	16.15%		$30,727,710	0.42%	0.61%	0.74%	18.50%

(a)	Per share calculations were performed using average shares method.
(b)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Aggressive Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risks. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

15

Notes to Financial Statements (Continued)

December 31, 2016

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

16

Notes to Financial Statements (Continued)

December 31, 2016

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

17

Notes to Financial Statements (Continued)

December 31, 2016

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Affiliated Investments
$—	$332,749	$(332,749)

Amount designated as “—“ is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

18

Notes to Financial Statements (Continued)

December 31, 2016

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

Effective May 1, 2016, the Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2017. During the period ended December 31, 2016, the waiver of such investment advisory fees by NFA amounted to $64,680, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before contractual fee waivers and expense reimbursements was 0.20%, after contractual fee waivers was 0.13%, and after contractual fee waivers and expense reimbursements was 0.10%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Total
$31,659	$30,392	$29,849	$91,900

During the year ended December 31, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

19

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $60,897 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $412.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2017. During the year ended December 31, 2016, the waiver of such distribution fees by NFD amounted to $122,846, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.12% and 0.12% for Class I and Class II shares, respectively, for a total amount of $112,015.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund, in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

20

Notes to Financial Statements (Continued)

December 31, 2016

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at December 31, 2016	Shares/ Principal at December 31, 2016	Dividend Income	Realized Gain/ (Loss)	Capital Gain Distributions
NVIT Multi-Manager International Growth Fund, Class Y	$12,373,255	$2,313,235	$900,426	$13,043,359	1,348,848	$204,750	$51,724	$271,796
NVIT Multi-Manager International Value Fund, Class Y	15,235,389	3,035,749	2,687,014	16,021,887	1,663,747	516,762	(175,967)	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	16,183,141	4,154,958	1,335,030	16,882,763	1,537,592	164,198	168,200	2,337,459
NVIT Multi-Manager Large Cap Value Fund, Class Y	19,054,304	2,831,916	2,459,310	20,028,472	1,961,653	372,840	152,806	2,026,231
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	5,705,947	987,225	442,975	6,006,547	586,577	—	(20,762)	646,663
NVIT Multi-Manager Mid Cap Value Fund, Class Y	6,664,643	774,637	811,964	7,041,611	659,327	110,205	(4,850)	584,306
NVIT Multi-Manager Small Cap Growth Fund, Class Y	2,848,538	884,909	345,565	3,040,446	190,863	—	(94,304)	610,147
NVIT Multi-Manager Small Cap Value Fund, Class Y	5,705,953	798,560	1,275,134	6,041,320	404,914	43,935	165,964	563,756
NVIT Multi-Manager Small Company Fund, Class Y	1,896,066	351,826	333,698	2,040,155	94,803	9,092	56,098	284,890
Nationwide Bond Fund, Institutional Class	—	1,000,539	30,538	947,994	98,852	15,494	502	3,626
NVIT Core Bond Fund, Class Y	4,790,245	1,211,319	1,121,740	4,969,616	466,631	152,831	(18,134)	8,233
NVIT Core Plus Bond Fund, Class Y	4,789,677	911,177	1,767,482	3,966,951	355,780	122,323	2,662	15,239

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered

21

Notes to Financial Statements (Continued)

December 31, 2016

Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $19,256,050 and sales of $13,510,876 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

22

Notes to Financial Statements (Continued)

December 31, 2016

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,256,741	$7,901,281	$10,158,022	$—	$10,158,022

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,517,272	$7,214,381	$9,731,653	$—	$9,731,653

Amount designated as “—” is zero or has been rounded to zero.

* Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$333,999	$7,522,126	$7,856,125	$—	$(9,451,954)	$(1,595,829)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$109,483,075	$1,056,252	$(10,508,206)	$(9,451,954)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Cardinal Aggressive Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Aggressive Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

24

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 44.68%.

The Fund designates $7,901,281 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $704,804 or $0.0652 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $48,266 or $0.0044 per outstanding share.

25

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

26

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

27

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

28

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

29

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

30

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

31

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

32

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

33

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

35

Annual Report

December 31, 2016

NVIT CardinalSM Balanced Fund

AR-CD-BAL 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Balanced Fund

For the annual period ended December 31, 2016, the NVIT Cardinal Balanced Fund (Class II) returned 6.11% versus 5.64% for its blended benchmark, 35% Russell 3000® Index, 15% MSCI EAFE® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index and 20% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 241 funds as of December 31, 2016) was 6.16% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s target allocation is 50% equity investments and 50% fixed-income investments. During the annual reporting period, U.S. equities were the main contributor to performance, although U.S. fixed-income investments also boosted the Fund’s overall return.

Within equities, the Fund allocates to both growth and value investment strategies across U.S. large-capitalization and mid-cap equities, as well as international equities. In each of those categories, value strategies outperformed their growth-oriented peers for the reporting period. The Fund historically has allocated to both investment styles for diversification purposes, but has tilted the allocations more to value. This value positioning was a significant contributor to returns throughout 2016.

From a value equities standpoint, the Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund, the NVIT Multi-Manager Mid Cap Value Fund and the NVIT Multi-Manager Small Cap Value Fund posted strong returns for the reporting period at 16.55%, 17.93% and 26.20% (all Class Y), respectively. These underlying funds contributed 2.15%, 0.90% and 0.52%, respectively, to total Fund performance. Returns for the period in the NVIT Multi-Manager Large Cap Value Fund were driven by a rebound in the energy sector and strong performance in the financials and utilities sectors.

Growth strategies lagged their value counterparts during the reporting period, but three of the Fund’s four growth strategies posted positive performance for the year. The NVIT Multi-Manager International Growth Fund (Class Y), which registered -2.07%, was the sole detractor for the period as stocks in the consumer discretionary and health care sectors weighed on performance. International developed markets struggled throughout the reporting period with concerns over the state of the European Union (EU) (particularly after the UK vote to exit the EU), stagnant growth in many countries, negative yields on sovereign debt, persistently high unemployment rates and other macroeconomic factors.

All four of the Fund’s underlying fixed-income investments posted positive returns in 2016, with the NVIT Core Bond Fund (Class Y, which returned 5.51%), the NVIT Core Plus Bond Fund (Class Y, up 3.84%) and the NVIT Short Term Bond Fund (Class Y, up 2.97%) leading the way. These underlying funds contributed 0.77%, 0.65% and 0.42%, respectively, to total Fund return. The NVIT Core Bond Fund invests in U.S. intermediate-term, investment-grade bonds; this underlying fund’s 2016 return (Class Y) outperformed that of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, by 286 basis points. The NVIT Core Plus Bond Fund (which is pegged to the same benchmark as the NVIT Core Bond Fund) also invests in a blend of U.S. intermediate-term bonds — both investment-grade and high-yield; Class Y shares of this fund outperformed the fund’s benchmark by 119 basis points for the reporting period. The NVIT Short Term Bond Fund invests in U.S. short-term, investment-grade bonds; this underlying fund’s 2016 return outperformed that of its benchmark, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index, by 169 basis points.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*	As of November 15, 2016.

4

Fund Commentary (con’t.)	NVIT CardinalSM Balanced Fund

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Funds’ investment adviser, makes both the asset allocation and underlying fund selection decisions for the Funds. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT CardinalSM Balanced Fund

Asset Allocation†

Equity Funds	50.9%
Fixed Income Funds	49.1%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Core Plus Bond Fund, Class Y	16.6%
NVIT Short Term Bond Fund, Class Y	13.9%
NVIT Core Bond Fund, Class Y	13.7%
NVIT Multi-Manager Large Cap Value Fund, Class Y	13.2%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	11.0%
NVIT Multi-Manager International Value Fund, Class Y	8.3%
NVIT Multi-Manager International Growth Fund, Class Y	6.7%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	5.2%
Nationwide Bond Fund, Institutional Class	4.9%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	3.1%
Other Holdings	3.4%
100.0%

Objective

The Fund seeks a high level of total return through investment in both equity and fixed-income securities.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class II) returned 6.11%, outperforming its blended benchmark by 0.47% and underperforming the Lipper peer category median by 0.05%

•	11 of the Fund’s 12 underlying investments posted a positive return

•	Only the Fund’s underlying investment in the NVIT Multi-Manager International Growth Fund was a negative contributor to performance

•	All four of the Fund’s underlying fixed-income investments were positive contributors to the Fund’s overall returns

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	NVIT CardinalSM Balanced Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	Inception[2]
Class I	6.28%	6.99%	4.89%
Class II	6.11%	6.87%	4.78%
Russell 3000® Index	12.74%	14.67%	8.55%
Blended Index	5.64%	7.01%	5.11%
CPI	2.07%	1.36%	1.41%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.97%	0.87%
Class II	1.22%	0.96%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT CardinalSM Balanced Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Balanced Fund since inception through 12/31/16 versus performance of the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 35% Russell 3000® Index, 15% MSCI EAFE® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index and 20% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

8

Shareholder Expense Example	NVIT CardinalSM Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Balanced Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class I Shares	Actual	(b)	1,000.00	1,038.30	1.43	0.28
	Hypothetical	(b)(c)	1,000.00	1,023.73	1.42	0.28
Class II Shares	Actual	(b)	1,000.00	1,037.40	1.89	0.37
	Hypothetical	(b)(c)	1,000.00	1,023.28	1.88	0.37

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

NVIT CardinalSM Balanced Fund

Investment Companies 100.0%

	Shares	Market Value

Equity Funds 50.9%
NVIT Multi-Manager International Growth Fund, Class Y (a)	16,624,017	$160,754,244
NVIT Multi-Manager International Value Fund, Class Y (a)	20,551,317	197,909,186
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	24,104,974	264,672,620
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	30,912,905	315,620,757
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	7,233,104	74,066,980
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	11,776,400	125,771,956
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	3,627,826	54,127,163
NVIT Multi-Manager Small Company Fund, Class Y (a)	1,251,664	26,935,809

Total Equity Funds (cost $1,171,442,959)		1,219,858,715

Fixed Income Funds 49.1%
Nationwide Bond Fund, Institutional Class (a)	12,233,516	117,319,417
NVIT Core Bond Fund, Class Y (a)	30,834,337	328,385,692
NVIT Core Plus Bond Fund, Class Y (a)	35,669,039	397,709,790
NVIT Short Term Bond Fund, Class Y (a)	32,426,270	333,342,052

Total Fixed Income Funds (cost $1,207,082,253)		1,176,756,951

Total Investment Companies (cost $2,378,525,212)		2,396,615,666

Total Investments (cost $2,378,525,212) (b) — 100.0%		2,396,615,666
Liabilities in excess of other assets — 0.0%†		(762,603)

NET ASSETS — 100.0%		$2,395,853,063

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2016

NVIT CardinalSM Balanced Fund
Assets:
Investments in affiliates, at value (cost $2,378,525,212)	$2,396,615,666
Receivable for investments sold	667,216
Receivable for capital shares issued	35,474
Prepaid expenses	4,160

Total Assets	2,397,322,516

Liabilities:
Payable for capital shares redeemed	702,690
Accrued expenses and other payables:
Investment advisory fees	192,144
Fund administration fees	47,064
Distribution fees	168,379
Administrative servicing fees	304,264
Accounting and transfer agent fees	261
Custodian fees	14,879
Compliance program costs (Note 3)	2,526
Professional fees	17,343
Printing fees	9,953
Other	9,950

Total Liabilities	1,469,453

Net Assets	$2,395,853,063

Represented by:
Capital	$2,262,268,114
Accumulated undistributed net investment income	6,288,513
Accumulated net realized gains from affiliated investments	109,205,982
Net unrealized appreciation/(depreciation) from investments in affiliates	18,090,454

Net Assets	$2,395,853,063

Net Assets:
Class I Shares	$189,719,048
Class II Shares	2,206,134,015

Total	$2,395,853,063

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	17,523,447
Class II Shares	204,234,407

Total	221,757,854

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.83
Class II Shares	$10.80

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2016

NVIT CardinalSM Balanced Fund
INVESTMENT INCOME:
Dividend income from affiliates	$52,927,323

Total Income	52,927,323

EXPENSES:
Investment advisory fees	4,584,460
Fund administration fees	545,532
Distribution fees Class II Shares	5,425,666
Administrative servicing fees Class I Shares	215,337
Administrative servicing fees Class II Shares	2,558,451
Professional fees	105,462
Printing fees	19,749
Trustee fees	71,980
Custodian fees	90,179
Accounting and transfer agent fees	1,612
Compliance program costs (Note 3)	10,197
Other	52,399

Total expenses before fees waived	13,681,024

Distribution fees waived — Class II (Note 3)	(3,472,439)
Investment advisory fees waived (Note 3)	(1,597,512)

Net Expenses	8,611,073

NET INVESTMENT INCOME	44,316,250

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated Underlying Funds	103,419,330
Net realized gains from investment transactions with affiliates	12,686,579

Net realized gains from affiliated investments	116,105,909

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(18,745,993)

Net realized/unrealized gains from affiliated investments	97,359,916

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$141,676,166

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT CardinalSM Balanced Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$44,316,250	$31,310,596
Net realized gains from affiliated investments	116,105,909	130,673,327
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(18,745,993)	(189,402,726)

Change in net assets resulting from operations	141,676,166	(27,418,803)

Distributions to Shareholders From:
Net investment income:
Class I	(5,058,690)	(4,968,254)
Class II	(57,446,715)	(57,965,199)
Net realized gains:
Class I	(8,721,518)	(6,615,476)
Class II	(103,732,342)	(79,829,608)

Change in net assets from shareholder distributions	(174,959,265)	(149,378,537)

Change in net assets from capital transactions	100,447,233	159,734,252

Change in net assets	67,164,134	(17,063,088)

Net Assets:
Beginning of year	2,328,688,929	2,345,752,017

End of year	$2,395,853,063	$2,328,688,929

Accumulated undistributed net investment income at end of year	$6,288,513	$18,346,840

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,205,761	$4,836,840
Dividends reinvested	13,780,208	11,583,730
Cost of shares redeemed	(4,492,945)	(4,464,807)

Total Class I Shares	13,493,024	11,955,763

Class II Shares
Proceeds from shares issued	31,689,505	92,264,683
Dividends reinvested	161,179,057	137,794,807
Cost of shares redeemed	(105,914,353)	(82,281,001)

Total Class II Shares	86,954,209	147,778,489

Change in net assets from capital transactions	$100,447,233	$159,734,252

SHARE TRANSACTIONS:
Class I Shares
Issued	383,715	405,542
Reinvested	1,273,834	1,044,128
Redeemed	(409,610)	(378,023)

Total Class I Shares	1,247,939	1,071,647

Class II Shares
Issued	2,902,074	7,771,020
Reinvested	14,937,779	12,448,519
Redeemed	(9,638,152)	(7,014,814)

Total Class II Shares	8,201,701	13,204,725

Total change in shares	9,449,640	14,276,372

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Balanced Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2016	$10.99	0.22	0.46	0.68	(0.30)	(0.54)	(0.84)	$10.83	6.28%		$189,719,048	0.28%	2.00%	0.35%	6.93%
Year Ended December 31, 2015	$11.87	0.17	(0.29)	(0.12)	(0.32)	(0.44)	(0.76)	$10.99	(1.05%	)	$178,861,267	0.28%	1.40%	0.28%	10.92%
Year Ended December 31, 2014	$11.93	0.19	0.34	0.53	(0.29)	(0.30)	(0.59)	$11.87	4.46%		$180,419,352	0.28%	1.56%	0.28%	2.25%
Year Ended December 31, 2013	$10.80	0.16	1.42	1.58	(0.20)	(0.25)	(0.45)	$11.93	14.72%		$172,153,686	0.29%	1.38%	0.29%	6.39%
Year Ended December 31, 2012	$9.98	0.14	0.98	1.12	(0.17)	(0.13)	(0.30)	$10.80	11.24%		$150,830,174	0.29%	1.32%	0.29%	8.90%

Class II Shares
Year Ended December 31, 2016	$10.97	0.21	0.45	0.66	(0.29)	(0.54)	(0.83)	$10.80	6.11%		$2,206,134,015	0.37%	1.87%	0.60%	6.93%
Year Ended December 31, 2015	$11.84	0.15	(0.27)	(0.12)	(0.31)	(0.44)	(0.75)	$10.97	(1.06%	)	$2,149,827,662	0.37%	1.31%	0.53%	10.92%
Year Ended December 31, 2014	$11.91	0.18	0.33	0.51	(0.28)	(0.30)	(0.58)	$11.84	4.30%		$2,165,332,665	0.37%	1.50%	0.53%	2.25%
Year Ended December 31, 2013	$10.78	0.16	1.41	1.57	(0.19)	(0.25)	(0.44)	$11.91	14.66%		$1,961,250,733	0.38%	1.35%	0.54%	6.39%
Year Ended December 31, 2012	$9.97	0.14	0.96	1.10	(0.16)	(0.13)	(0.29)	$10.78	11.06%		$1,575,424,774	0.38%	1.30%	0.54%	8.90%

(a)	Per share calculations were performed using average shares method.
(b)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Balanced Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risks. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

15

Notes to Financial Statements (Continued)

December 31, 2016

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its

16

Notes to Financial Statements (Continued)

December 31, 2016

designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31,

17

Notes to Financial Statements (Continued)

December 31, 2016

2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Affiliated Investments
$—	$6,130,828	$(6,130,828)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

18

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

Effective May 1, 2016, the Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2017. During the period ended December 31, 2016, the waiver of such investment advisory fees by NFA amounted to $1,597,512, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.19%, and after contractual fee waivers was 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $545,532 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

19

Notes to Financial Statements (Continued)

December 31, 2016

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $10,197.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2017. During the year ended December 31, 2016, the waiver of such distribution fees by NFD amounted to $3,472,439, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.12% and 0.12% for Class I and Class II shares, respectively, for a total amount of $2,773,788.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

20

Notes to Financial Statements (Continued)

December 31, 2016

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at December 31, 2016	Shares at December 31, 2016	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions
NVIT Multi-Manager International Growth Fund, Class Y	$161,705,125	$8,707,144	$—	$160,754,244	16,624,017	$2,646,980	$—	$3,574,943
NVIT Multi-Manager International Value Fund, Class Y	184,325,854	15,800,157	6,744,142	197,909,186	20,551,317	6,451,030	(210,663)	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	256,286,048	45,468,913	3,938,043	264,672,620	24,104,974	2,629,044	1,112,774	37,363,509
NVIT Multi-Manager Large Cap Value Fund, Class Y	300,807,384	42,478,152	37,523,971	315,620,757	30,912,905	5,904,951	6,643,597	32,753,291
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	67,844,302	12,623,080	2,993,096	74,066,980	7,233,104	—	300,349	8,151,330
NVIT Multi-Manager Mid Cap Value Fund, Class Y	114,436,936	12,414,026	8,628,993	125,771,956	11,776,400	1,967,024	1,139,444	10,447,002
NVIT Multi-Manager Small Cap Value Fund, Class Y	45,171,553	6,247,496	3,832,987	54,127,163	3,627,826	382,421	1,412,940	4,775,493
NVIT Multi-Manager Small Company Fund, Class Y	22,815,304	4,651,070	1,903,926	26,935,809	1,251,664	113,778	717,352	3,726,737
Nationwide Bond Fund, Institutional Class	72,238,997	48,430,359	2,763,966	117,319,417	12,233,516	2,509,522	10,843	451,986
NVIT Core Bond Fund, Class Y	328,362,265	11,591,262	18,146,546	328,385,692	30,834,337	10,661,724	788,323	570,568
NVIT Core Plus Bond Fund, Class Y	399,636,329	18,516,389	21,067,295	397,709,790	35,669,039	12,908,967	946,075	1,604,471
NVIT Short Term Bond Fund, Class Y	375,786,829	9,717,132	55,844,061	333,342,052	32,426,270	6,751,882	(174,455)	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the

21

Notes to Financial Statements (Continued)

December 31, 2016

Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $236,645,180 and sales of $163,387,026 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.
8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$62,952,671	$112,006,594	$174,959,265	$—	$174,959,265

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

22

Notes to Financial Statements (Continued)

December 31, 2016

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$62,933,453	$86,445,084	$149,378,537	$—	$149,378,537

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$6,288,513	$110,131,482	$116,419,995	$—	$17,164,954	$133,584,949

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,379,450,712	$93,236,359	$(76,071,405)	$17,164,954

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Cardinal Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Balanced Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

24

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 23.93%.

The Fund designates $112,006,594 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $8,887,742 or $0.0400 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $613,687 or $0.0027 per outstanding share.

25

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

26

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

27

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

28

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

29

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

30

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

31

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

32

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

33

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

35

Annual Report

December 31, 2016

NVIT CardinalSM Capital Appreciation Fund

AR-CD-CAP 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Capital Appreciation Fund

For the annual period ended December 31, 2016, the NVIT Cardinal Capital Appreciation Fund (Class II) returned 7.32% versus 7.19% for its blended benchmark, 50% Russell 3000® Index, 20% MSCI EAFE® Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index and 10% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 219 funds as of December 31, 2016) was 7.15% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Since the Fund’s target allocation is 70% equity investments and 30% fixed-income investments, the Fund’s return was most influenced by the general strength across global equity markets, particularly in the United States.

Within equities, the Fund allocates to both growth and value investment strategies across U.S. large-capitalization and mid-cap equities, as well as international equities. In each of those categories, value strategies outperformed their growth- oriented peers for the reporting period. The Fund historically has allocated to both investment styles for diversification purposes, but has tilted the allocations more to value. This value positioning was a significant contributor to returns throughout 2016.

From a value equities standpoint, the Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund, the NVIT Multi-Manager Mid Cap Value Fund and the NVIT Multi-Manager Small Cap Value Fund posted strong returns for the reporting period at 16.55%, 17.93% and 26.20% (all Class Y), respectively. These underlying funds contributed 2.98%, 1.26% and 0.79%, respectively, to total Fund performance. Returns for the period in the NVIT Multi-Manager Large Cap Value Fund were driven by a rebound in the energy sector and strong performance in the financials and utilities sectors.

Growth strategies lagged their value counterparts during the reporting period, but three of the Fund’s four growth strategies posted positive performance for the year. The NVIT Multi-Manager International Growth Fund (Class Y), which registered -2.07%, was the sole detractor for the period as stocks in the consumer discretionary and health care sectors weighed on performance. International developed markets struggled throughout the reporting period with concerns over the state of the European Union (EU) (particularly after the UK vote to exit the EU), stagnant growth in many countries, negative yields on sovereign debt, persistently high unemployment rates and other macroeconomic factors.

All four of the Fund’s underlying fixed-income investments posted positive returns in 2016, with the NVIT Core Bond Fund (Class Y, which returned 5.51%) and the NVIT Core Plus Bond Fund (Class Y, up 3.84%) leading the way. These underlying funds contributed 0.55% and 0.46%, respectively, to total Fund return. The NVIT Core Bond Fund invests in U.S. intermediate-term, investment-grade bonds; this underlying fund’s 2016 return (Class Y) outperformed that of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, by 286 basis points. The NVIT Core Plus Bond Fund (which is pegged to the same benchmark as the NVIT Core Bond Fund) also invests in a blend of U.S. intermediate-term bonds — both investment-grade and high-yield; Class Y shares of this fund outperformed the fund’s benchmark by 119 basis points for the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*	As of November 15, 2016.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including

4

Fund Commentary (con’t.)	NVIT CardinalSM Capital Appreciation Fund

but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT CardinalSM Capital Appreciation Fund

Asset Allocation†

Equity Funds	71.0%
Fixed Income Funds	29.0%
Liabilities in excess of other assets ††	0.0%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Value Fund, Class Y	18.2%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	15.0%
NVIT Core Plus Bond Fund, Class Y	11.5%
NVIT Multi-Manager International Value Fund, Class Y	11.3%
NVIT Core Bond Fund, Class Y	9.7%
NVIT Multi-Manager International Growth Fund, Class Y	9.6%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	7.3%
NVIT Short Term Bond Fund, Class Y	5.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	4.1%
NVIT Multi-Manager Small Cap Value Fund, Class Y	3.3%
Other Holdings	5.0%
100.0%

Objective

The Fund seeks growth of capital, but also seeks income consistent with a less aggressive level of risk.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class II) returned 7.32%, outperforming its blended benchmark by 0.13% and the Lipper peer category median by 0.17%

•	12 of the Fund’s 13 underlying investments posted a positive return

•	Only the Fund’s underlying investment in the NVIT Multi-Manager International Growth Fund was a negative contributor to performance

•	All four of the Fund’s underlying fixed-income investments were positive contributors to the Fund’s overall returns

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	NVIT CardinalSM Capital Appreciation Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	Inception[2]
Class I	7.32%	8.94%	5.35%
Class II	7.32%	8.84%	5.26%
Russell 3000® Index	12.74%	14.67%	8.55%
Blended Index	7.19%	9.22%	5.81%
CPI	2.07%	1.36%	1.41%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.03%	0.93%
Class II	1.28%	1.02%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT CardinalSM Capital Appreciation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Capital Appreciation Fund since inception through 12/31/16 versus performance of the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 50% Russell 3000® Index, 20% MSCI EAFE® Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index and 10% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

8

Shareholder Expense Example	NVIT CardinalSM Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Capital Appreciation Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class I Shares	Actual	(b)	1,000.00	1,056.50	1.45	0.28
	Hypothetical	(b)(c)	1,000.00	1,023.73	1.42	0.28
Class II Shares	Actual	(b)	1,000.00	1,056.50	1.91	0.37
	Hypothetical	(b)(c)	1,000.00	1,023.28	1.88	0.37

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

NVIT CardinalSM Capital Appreciation Fund

Investment Companies 100.0%

	Shares	Market Value

Equity Funds 71.0%
NVIT Multi-Manager International Growth Fund, Class Y (a)	26,562,244	$256,856,902
NVIT Multi-Manager International Value Fund, Class Y (a)	31,461,098	302,970,378
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	36,470,079	400,441,473
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	47,855,687	488,606,561
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	10,729,259	109,867,615
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	18,341,344	195,885,551
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	1,739,121	27,704,205
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	5,947,745	88,740,353
NVIT Multi-Manager Small Company Fund, Class Y (a)	1,388,440	29,879,225

Total Equity Funds (cost $1,839,215,646)		1,900,952,263

Fixed Income Funds 29.0%
Nationwide Bond Fund, Institutional Class (a)	8,187,392	78,517,094
NVIT Core Bond Fund, Class Y (a)	24,252,769	258,291,991
NVIT Core Plus Bond Fund, Class Y (a)	27,643,893	308,229,407
NVIT Short Term Bond Fund, Class Y (a)	12,918,831	132,805,583

Total Fixed Income Funds (cost $798,859,887)		777,844,075

Total Investment Companies (cost $2,638,075,533)		2,678,796,338

Total Investments (cost $2,638,075,533) (b) — 100.0%		2,678,796,338
Liabilities in excess of other assets — 0.0%†		(863,067)

NET ASSETS — 100.0%		$2,677,933,271

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2016

NVIT CardinalSM Capital Appreciation Fund
Assets:
Investments in affiliates, at value (cost $2,638,075,533)	$2,678,796,338
Receivable for investments sold	632,331
Receivable for capital shares issued	4,872
Prepaid expenses	4,779

Total Assets	2,679,438,320

Liabilities:
Payable for capital shares redeemed	637,203
Accrued expenses and other payables:
Investment advisory fees	211,694
Fund administration fees	52,318
Distribution fees	202,846
Administrative servicing fees	341,622
Accounting and transfer agent fees	294
Custodian fees	16,807
Compliance program costs (Note 3)	2,805
Professional fees	18,472
Printing fees	10,230
Other	10,758

Total Liabilities	1,505,049

Net Assets	$2,677,933,271

Represented by:
Capital	$2,450,727,091
Accumulated undistributed net investment income	8,949,399
Accumulated net realized gains from affiliated investments	177,535,976
Net unrealized appreciation/(depreciation) from investments in affiliates	40,720,805

Net Assets	$2,677,933,271

Net Assets:
Class I Shares	$25,818,194
Class II Shares	2,652,115,077

Total	$2,677,933,271

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,499,202
Class II Shares	256,830,755

Total	259,329,957

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.33
Class II Shares	$10.33

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2016

NVIT CardinalSM Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from affiliates	$54,021,201

Total Income	54,021,201

EXPENSES:
Investment advisory fees	5,145,197
Fund administration fees	612,485
Distribution fees Class II Shares	6,602,328
Administrative servicing fees Class I Shares	27,580
Administrative servicing fees Class II Shares	3,100,023
Professional fees	117,206
Printing fees	18,938
Trustee fees	81,441
Custodian fees	101,786
Accounting and transfer agent fees	1,804
Compliance program costs (Note 3)	11,438
Other	59,977

Total expenses before fees waived	15,880,203

Distribution fees waived — Class II (Note 3)	(4,225,506)
Investment advisory fees waived (Note 3)	(1,795,561)

Net Expenses	9,859,136

NET INVESTMENT INCOME	44,162,065

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated Underlying Funds	162,060,041
Net realized gains from investment transactions with affiliates	25,910,632

Net realized gains from affiliated investments	187,970,673

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(46,233,696)

Net realized/unrealized gains from affiliated investments	141,736,977

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$185,899,042

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT CardinalSM Capital Appreciation Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$44,162,065	$29,965,618
Net realized gains from affiliated investments	187,970,673	234,532,109
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(46,233,696)	(298,593,799)

Change in net assets resulting from operations	185,899,042	(34,096,072)

Distributions to Shareholders From:
Net investment income:
Class I	(696,108)	(631,218)
Class II	(71,115,622)	(86,534,446)
Net realized gains:
Class I	(1,858,233)	(1,327,848)
Class II	(205,028,642)	(192,420,732)

Change in net assets from shareholder distributions	(278,698,605)	(280,914,244)

Change in net assets from capital transactions	30,879,852	77,790,952

Change in net assets	(61,919,711)	(237,219,364)

Net Assets:
Beginning of year	2,739,852,982	2,977,072,346

End of year	$2,677,933,271	$2,739,852,982

Accumulated undistributed net investment income at end of year	$8,949,399	$27,757,569

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$7,110,591	$4,325,841
Dividends reinvested	2,554,341	1,959,066
Cost of shares redeemed	(3,480,691)	(5,205,380)

Total Class I Shares	6,184,241	1,079,527

Class II Shares
Proceeds from shares issued	4,509,294	14,659,636
Dividends reinvested	276,144,264	278,955,178
Cost of shares redeemed	(255,957,947)	(216,903,389)

Total Class II Shares	24,695,611	76,711,425

Change in net assets from capital transactions	$30,879,852	$77,790,952

SHARE TRANSACTIONS:
Class I Shares
Issued	675,240	367,667
Reinvested	250,521	181,349
Redeemed	(328,364)	(426,041)

Total Class I Shares	597,397	122,975

Class II Shares
Issued	417,498	1,217,394
Reinvested	27,115,189	25,838,315
Redeemed	(24,112,405)	(18,333,740)

Total Class II Shares	3,420,282	8,721,969

Total change in shares	4,017,679	8,844,944

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Capital Appreciation Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2016	$10.74	0.20	0.55	0.75	(0.30)	(0.86)	(1.16)	$10.33	7.32%		$25,818,194	0.28%	1.90%	0.35%	9.92%
Year Ended December 31, 2015	$12.08	0.14	(0.29)	(0.15)	(0.37)	(0.82)	(1.19)	$10.74	(1.15%	)	$20,417,971	0.28%	1.16%	0.28%	12.95%
Year Ended December 31, 2014	$12.23	0.19	0.39	0.58	(0.32)	(0.41)	(0.73)	$12.08	4.70%		$21,496,361	0.28%	1.56%	0.28%	7.27%
Year Ended December 31, 2013	$10.52	0.15	2.08	2.23	(0.19)	(0.33)	(0.52)	$12.23	21.44%		$19,611,753	0.28%	1.32%	0.28%	4.99%
Year Ended December 31, 2012	$9.51	0.11	1.20	1.31	(0.15)	(0.15)	(0.30)	$10.52	13.74%		$15,219,125	0.29%	1.11%	0.29%	9.20%

Class II Shares
Year Ended December 31, 2016	$10.73	0.18	0.57	0.75	(0.29)	(0.86)	(1.15)	$10.33	7.32%		$2,652,115,077	0.37%	1.66%	0.60%	9.92%
Year Ended December 31, 2015	$12.08	0.12	(0.29)	(0.17)	(0.36)	(0.82)	(1.18)	$10.73	(1.33%	)	$2,719,435,011	0.37%	1.02%	0.53%	12.95%
Year Ended December 31, 2014	$12.22	0.18	0.39	0.57	(0.30)	(0.41)	(0.71)	$12.08	4.70%		$2,955,575,985	0.37%	1.43%	0.53%	7.27%
Year Ended December 31, 2013	$10.52	0.14	2.07	2.21	(0.18)	(0.33)	(0.51)	$12.22	21.25%		$2,945,051,383	0.37%	1.20%	0.53%	4.99%
Year Ended December 31, 2012	$9.51	0.11	1.19	1.30	(0.14)	(0.15)	(0.29)	$10.52	13.64%		$2,426,935,403	0.38%	1.03%	0.54%	9.20%

(a)	Per share calculations were performed using average shares method.
(b)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Capital Appreciation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risks. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

15

Notes to Financial Statements (Continued)

December 31, 2016

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a

16

Notes to Financial Statements (Continued)

December 31, 2016

price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax

17

Notes to Financial Statements (Continued)

December 31, 2016

purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Affiliated Investments
$—	$8,841,495	$(8,841,495)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

18

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

Effective May 1, 2016, the Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2017. During the period ended December 31, 2016, the waiver of such investment advisory fees by NFA amounted to $1,795,561, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.19%, and after contractual fee waivers was 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $612,485 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

19

Notes to Financial Statements (Continued)

December 31, 2016

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $11,438.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2017. During the year ended December 31, 2016, the waiver of such distribution fees by NFD amounted to $4,225,506, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.12% and 0.12% for Class I and Class II shares, respectively, for a total amount of $3,127,603.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at December 31, 2016	Shares at December 31, 2016	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions
NVIT Multi-Manager International Growth Fund, Class Y	$275,542,666	$10,505,227	$13,844,348	$256,856,902	26,562,244	$4,262,122	$2,819,331	$5,789,971
NVIT Multi-Manager International Value Fund, Class Y	290,879,135	18,167,717	12,264,621	302,970,378	31,461,098	9,859,874	(465,440)	-
NVIT Multi-Manager Large Cap Growth Fund, Class Y	411,257,403	62,146,096	21,360,867	400,441,473	36,470,079	3,978,580	5,947,790	57,349,474
NVIT Multi-Manager Large Cap Value Fund, Class Y	491,522,376	59,935,293	78,269,805	488,606,561	47,855,687	9,176,518	11,150,803	50,758,774
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	106,612,787	16,152,439	7,852,871	109,867,615	10,729,259	-	128,295	12,080,978
NVIT Multi-Manager Mid Cap Value Fund, Class Y	193,146,158	19,367,187	28,905,346	195,885,551	18,341,344	3,057,182	(100,699)	16,310,005
NVIT Multi-Manager Small Cap Growth Fund, Class Y	27,791,320	6,229,083	2,827,542	27,704,205	1,739,121	-	248,652	5,805,158

20

Notes to Financial Statements (Continued)

December 31, 2016

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at December 31, 2016	Shares at December 31, 2016	Dividend Income	Realized Gain/ (Loss)	Capital Gain Distributions
NVIT Multi-Manager Small Cap Value Fund, Class Y	$82,917,598	$8,519,749	$14,040,404	$88,740,353	5,947,745	$637,330	$4,027,533	$7,882,419
NVIT Multi-Manager Small Company Fund, Class Y	28,515,110	4,181,719	4,528,488	29,879,225	1,388,440	126,166	1,404,196	4,055,553
Nationwide Bond Fund, Institutional Class	57,448,622	27,915,659	6,718,337	78,517,094	8,187,392	1,761,925	9,673	302,496
NVIT Core Bond Fund, Class Y	276,491,962	12,452,992	36,360,402	258,291,991	24,252,769	8,398,566	731,196	456,814
NVIT Core Plus Bond Fund, Class Y	331,227,563	17,164,109	41,104,240	308,229,407	27,643,893	10,069,803	281,539	1,268,399
NVIT Short Term Bond Fund, Class Y	167,367,961	2,693,135	38,954,393	132,805,583	12,918,831	2,693,135	(272,237)	—

Amounts	designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $265,430,405 and sales of $307,031,664 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7. Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

21

Notes to Financial Statements (Continued)

December 31, 2016

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$71,811,730	$206,886,875	$278,698,605	$—	$278,698,605

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$87,165,664	$193,748,580	$280,914,244	$—	$280,914,244

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$8,949,399	$179,697,515	$188,646,914	$—	$38,559,266	$227,206,180

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

22

Notes to Financial Statements (Continued)

December 31, 2016

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,640,237,072	$130,197,549	$(91,638,283)	$38,559,266

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Cardinal Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Capital Appreciation Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

24

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 34.15%.

The Fund designates $206,886,875 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $13,796,635 or $0.0532 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $964,515 or $0.0037 per outstanding share.

25

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

26

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

27

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

28

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

29

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

30

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

31

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

32

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

33

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

35

Annual Report

December 31, 2016

NVIT CardinalSM Conservative Fund

AR-CD-CON 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Conservative Fund

For the annual period ended December 31, 2016, the NVIT Cardinal Conservative Fund (Class II) returned 4.61% versus 3.47% for its blended benchmark, 15% Russell 3000® Index, 5% MSCI EAFE® Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index and 5% Citigroup 3-Month US Treasury Bill Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 134 funds as of December 31, 2016) was 4.92% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s target allocation is 20% equity investments and 80% fixed-income investments. During the annual reporting period, U.S. equities were the main contributor to performance, although U.S. fixed-income investments also boosted the Fund’s overall return.

Within equities, the Fund allocates to both growth and value investment strategies across U.S. large-capitalization and mid-cap equities, as well as international equities. In each of those categories, value strategies outperformed their growth-oriented peers for the reporting period. The Fund historically has allocated to both investment styles for diversification purposes, but has tilted the allocations more to value. This value positioning was a significant contributor to returns throughout 2016.

From a value equities standpoint, the Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund and the NVIT Multi-Manager Mid Cap Value Fund posted strong returns for the reporting period at 16.55% and 17.93% both Class Y), respectively. These underlying funds contributed 1.16% and 0.36%, respectively, to total Fund performance. Returns for the period in the NVIT Multi-Manager Large Cap Value Fund were driven by a rebound in the energy sector and strong performance in the financials and utilities sectors.

Growth strategies lagged their value counterparts during the reporting period, but three of the Fund’s four growth strategies posted positive performance for the year. The NVIT Multi-Manager International Growth Fund (Class Y), which registered -2.07%, was the sole detractor for the period as stocks in the consumer discretionary and health care sectors weighed on performance. International developed markets struggled throughout the reporting period with concerns over the state of the European Union (EU) (particularly after the UK vote to exit the EU), stagnant growth in many countries, negative yields on sovereign debt, persistently high unemployment rates and other macroeconomic factors.

All five of the Fund’s underlying fixed-income investments posted positive returns in 2016, with the NVIT Core Bond Fund (Class Y, which returned 5.51%), the NVIT Short Term Bond Fund (Class Y, up 2.97%) and the NVIT Core Plus Bond Fund (Class Y, up 3.84%) leading the way. These underlying funds contributed 0.94%, 0.86% and 0.84%, respectively, to total Fund return. The NVIT Core Bond Fund invests in U.S. intermediate-term, investment-grade bonds; this underlying fund’s 2016 return (Class Y) outperformed that of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, by 286 basis points. The NVIT Core Plus Bond Fund (which is pegged to the same benchmark as the NVIT Core Bond Fund) also invests in a blend of U.S. intermediate-term bonds – both investment-grade and high-yield; Class Y shares of this fund outperformed the fund’s benchmark by 119 basis points for the reporting period. The NVIT Short Term Bond Fund invests in U.S. short-term, investment-grade bonds; this underlying fund’s 2016 return outperformed that of its benchmark, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index, by 169 basis points.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*	As of November 15, 2016.

4

Fund Commentary (con’t.)	NVIT CardinalSM Conservative Fund

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT CardinalSM Conservative Fund

Asset Allocation†

Fixed Income Funds	80.2%
Equity Funds	19.8%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Short Term Bond Fund, Class Y	29.0%
NVIT Core Plus Bond Fund, Class Y	22.1%
NVIT Core Bond Fund, Class Y	17.1%
Nationwide Bond Fund, Institutional Class	8.0%
NVIT Multi-Manager Large Cap Value Fund, Class Y	6.9%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	4.9%
Nationwide Inflation-Protected Securities Fund, Institutional Class	4.0%
NVIT Multi-Manager International Value Fund, Class Y	3.0%
NVIT Multi-Manager International Growth Fund, Class Y	2.0%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	2.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	1.0%
100.0%

Objective

The Fund seeks a high level of total return consistent with a conservative level of risk.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class II) returned 4.61%, outperforming its blended benchmark by 1.14% and underperforming the Lipper peer group by 0.31%

•	10 of the Fund’s 11 underlying investments posted a positive return

•	Of the Fund’s six underlying equity investments, only the NVIT Multi-Manager International Growth Fund (2% allocation) posted a negative contribution to the Fund’s overall return (-0.04%)

•	All five of the Fund’s underlying fixed-income investments were positive contributors to the Fund’s overall returns

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	NVIT CardinalSM Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	Inception[2]
Class I	4.81%	4.00%	3.81%
Class II	4.61%	3.89%	3.72%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	1.97%
Blended Index	3.47%	3.76%	3.80%
CPI	2.07%	1.36%	1.41%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.87%	0.77%
Class II	1.12%	0.86%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT CardinalSM Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Conservative Fund since inception through 12/31/16 versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index, the Blended Index* and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 15% Russell 3000® Index, 5% MSCI EAFE® Index, 40% BBgBarc U.S. Aggregate Bond Index, 35% BBgBarc U.S. 1-3 Year Government/Credit Bond Index and 5% Citigroup US 3-Month Treasury Bill Index.

8

Shareholder Expense Example	NVIT CardinalSM Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Conservative Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class I Shares	Actual	(b)	1,000.00	1,010.90	1.47	0.29
	Hypothetical	(b)(c)	1,000.00	1,023.68	1.48	0.29
Class II Shares	Actual	(b)	1,000.00	1,009.90	1.92	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.23	1.93	0.38

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

NVIT CardinalSM Conservative Fund

Investment Companies 100.0%

	Shares	Market Value

Equity Funds 19.8%
NVIT Multi-Manager International Growth Fund, Class Y (a)	1,558,287	$15,068,639
NVIT Multi-Manager International Value Fund, Class Y (a)	2,323,539	22,375,678
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	3,389,790	37,219,893
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	5,118,600	52,260,906
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	732,576	7,501,583
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	1,398,742	14,938,564

Total Equity Funds (cost $157,136,506)		149,365,263

Fixed Income Funds 80.2%
Nationwide Bond Fund, Institutional Class (a)	6,283,988	60,263,444
Nationwide Inflation-Protected Securities Fund, Institutional Class* (a)	3,102,305	30,123,382
NVIT Core Bond Fund, Class Y (a)	12,044,868	128,277,841
NVIT Core Plus Bond Fund, Class Y (a)	14,892,301	166,049,154
NVIT Short Term Bond Fund, Class Y (a)	21,215,943	218,099,893

Total Fixed Income Funds (cost $621,306,566)		602,813,714

Total Investment Companies (cost $778,443,072)		752,178,977

Total Investments (cost $778,443,072) (b) — 100.0%		752,178,977
Liabilities in excess of other assets — 0.0%†		(265,183)

NET ASSETS — 100.0%		$751,913,794

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2016

NVIT CardinalSM Conservative Fund
Assets:
Investments in affiliates, at value (cost $778,443,072)	$752,178,977
Receivable for capital shares issued	286,704
Prepaid expenses	1,353

Total Assets	752,467,034

Liabilities:
Payable for investments purchased	278,829
Payable for capital shares redeemed	7,875
Accrued expenses and other payables:
Investment advisory fees	64,139
Fund administration fees	17,185
Distribution fees	57,194
Administrative servicing fees	96,259
Accounting and transfer agent fees	107
Custodian fees	4,777
Compliance program costs (Note 3)	825
Professional fees	11,710
Printing fees	6,798
Other	7,542

Total Liabilities	553,240

Net Assets	$751,913,794

Represented by:
Capital	$763,065,252
Accumulated undistributed net investment income	1,389,271
Accumulated net realized gains from affiliated investments	13,723,366
Net unrealized appreciation/(depreciation) from investments in affiliates	(26,264,095)

Net Assets	$751,913,794

Net Assets:
Class I Shares	$7,001,246
Class II Shares	744,912,548

Total	$751,913,794

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	702,441
Class II Shares	74,768,645

Total	75,471,086

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.97
Class II Shares	$9.96

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2016

NVIT CardinalSM Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$18,076,562

Total Income	18,076,562

EXPENSES:
Investment advisory fees	1,526,621
Fund administration fees	204,098
Distribution fees Class II Shares	1,891,216
Administrative servicing fees Class I Shares	7,974
Administrative servicing fees Class II Shares	890,865
Professional fees	43,182
Printing fees	11,386
Trustee fees	23,343
Custodian fees	29,255
Accounting and transfer agent fees	696
Compliance program costs (Note 3)	3,304
Other	23,610

Total expenses before fees waived	4,655,550

Distribution fees waived — Class II (Note 3)	(1,210,382)
Investment advisory fees waived (Note 3)	(517,172)

Net Expenses	2,927,996

NET INVESTMENT INCOME	15,148,566

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated Underlying Funds	14,762,502
Net realized gains from investment transactions with affiliates	624,103

Net realized gains from affiliated investments	15,386,605

Net change in unrealized appreciation/(depreciation) from investments in affiliates	4,363,707

Net realized/unrealized gains from affiliated investments	19,750,312

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$34,898,878

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT CardinalSM Conservative Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$15,148,566	$11,755,050
Net realized gains from affiliated investments	15,386,605	24,034,318
Net change in unrealized appreciation/(depreciation) from investments in affiliates	4,363,707	(40,763,302)

Change in net assets resulting from operations	34,898,878	(4,973,934)

Distributions to Shareholders From:
Net investment income:
Class I	(178,466)	(151,458)
Class II	(18,658,233)	(15,940,131)
Net realized gains:
Class I	(183,398)	(198,076)
Class II	(20,292,026)	(22,977,486)

Change in net assets from shareholder distributions	(39,312,123)	(39,267,151)

Change in net assets from capital transactions	18,908,917	11,481,883

Change in net assets	14,495,672	(32,759,202)

Net Assets:
Beginning of year	737,418,122	770,177,324

End of year	$751,913,794	$737,418,122

Accumulated undistributed net investment income at end of year	$1,389,271	$3,769,744

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,213,798	$2,172,119
Dividends reinvested	361,864	349,534
Cost of shares redeemed	(2,549,714)	(3,565,113)

Total Class I Shares	25,948	(1,043,460)

Class II Shares
Proceeds from shares issued	63,562,568	75,411,861
Dividends reinvested	38,950,259	38,917,617
Cost of shares redeemed	(83,629,858)	(101,804,135)

Total Class II Shares	18,882,969	12,525,343

Change in net assets from capital transactions	$18,908,917	$11,481,883

SHARE TRANSACTIONS:
Class I Shares
Issued	216,170	205,355
Reinvested	35,932	34,368
Redeemed	(250,579)	(331,775)

Total Class I Shares	1,523	(92,052)

Class II Shares
Issued	6,258,103	7,102,649
Reinvested	3,868,523	3,827,741
Redeemed	(8,180,820)	(9,656,467)

Total Class II Shares	1,945,806	1,273,923

Total change in shares	1,947,329	1,181,871

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2016	$10.03	0.22	0.26	0.48	(0.26)	(0.28)	(0.54)	$9.97	4.81%		$7,001,246	0.29%	2.12%	0.36%	13.91%
Year Ended December 31, 2015	$10.65	0.16	(0.23)	(0.07)	(0.23)	(0.32)	(0.55)	$10.03	(0.65%	)	$7,033,308	0.29%	1.51%	0.29%	21.23%
Year Ended December 31, 2014	$10.86	0.15	0.22	0.37	(0.25)	(0.33)	(0.58)	$10.65	3.42%		$8,446,590	0.29%	1.34%	0.29%	16.93%
Year Ended December 31, 2013	$10.70	0.17	0.36	0.53	(0.20)	(0.17)	(0.37)	$10.86	5.03%		$9,153,980	0.29%	1.52%	0.29%	15.67%
Year Ended December 31, 2012	$10.27	0.20	0.57	0.77	(0.19)	(0.15)	(0.34)	$10.70	7.58%		$9,230,819	0.30%	1.86%	0.30%	16.29%

Class II Shares
Year Ended December 31, 2016	$10.03	0.20	0.26	0.46	(0.25)	(0.28)	(0.53)	$9.96	4.61%		$744,912,548	0.38%	1.98%	0.61%	13.91%
Year Ended December 31, 2015	$10.65	0.16	(0.24)	(0.08)	(0.22)	(0.32)	(0.54)	$10.03	(0.73%	)	$730,384,814	0.38%	1.54%	0.54%	21.23%
Year Ended December 31, 2014	$10.86	0.15	0.21	0.36	(0.24)	(0.33)	(0.57)	$10.65	3.34%		$761,730,734	0.38%	1.40%	0.54%	16.93%
Year Ended December 31, 2013	$10.70	0.15	0.37	0.52	(0.19)	(0.17)	(0.36)	$10.86	4.93%		$749,634,255	0.38%	1.36%	0.54%	15.67%
Year Ended December 31, 2012	$10.27	0.19	0.57	0.76	(0.18)	(0.15)	(0.33)	$10.70	7.50%		$777,280,168	0.39%	1.79%	0.55%	16.29%

(a)	Per share calculations were performed using average shares method.
(b)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Conservative Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risks. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

15

Notes to Financial Statements (Continued)

December 31, 2016

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

16

Notes to Financial Statements (Continued)

December 31, 2016

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

17

Notes to Financial Statements (Continued)

December 31, 2016

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Affiliated Investments
$—	$1,307,660	$(1,307,660)

Amount designated as “—“ is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

18

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

Effective May 1, 2016, the Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2017. During the period ended December 31, 2016, the waiver of such investment advisory fees by NFA amounted to $517,172, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.20%, and after contractual fee waivers was 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $204,098 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

19

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $3,304.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2017. During the year ended December 31, 2016, the waiver of such distribution fees by NFD amounted to $1,210,382, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.12% and 0.12% for Class I and Class II shares, respectively, for a total amount of $898,839.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at December 31, 2016	Shares at December 31, 2016	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions
NVIT Multi-Manager International Growth Fund, Class Y	$14,644,571	$3,532,379	$2,334,980	$15,068,639	1,558,287	$248,144	$281,078	$331,321
NVIT Multi-Manager International Value Fund, Class Y	21,947,982	8,104,896	8,642,363	22,375,678	2,323,539	758,292	290,317	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	36,550,019	14,015,962	8,873,621	37,219,893	3,389,790	374,947	897,706	5,469,491
NVIT Multi-Manager Large Cap Value Fund, Class Y	51,282,947	19,963,214	21,372,469	52,260,906	5,118,600	988,680	(1,310,613)	5,642,857
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	7,334,701	1,943,865	1,510,185	7,501,583	732,576	—	4,408	861,095
NVIT Multi-Manager Mid Cap Value Fund, Class Y	14,606,162	3,439,000	4,239,311	14,938,564	1,398,742	237,598	154,435	1,330,749
Nationwide Bond Fund, Institutional Class	37,083,431	26,141,100	2,632,157	60,263,444	6,283,988	1,291,698	(1,006)	231,892
Nationwide Inflation-Protected Securities Fund, Institutional Class	37,045,133	998,536	9,540,746	30,123,382	3,102,305	—	220,054	—
NVIT Core Bond Fund, Class Y	125,738,306	7,480,174	7,371,420	128,277,841	12,044,868	4,226,974	73,243	223,756
NVIT Core Plus Bond Fund, Class Y	162,629,030	12,646,417	9,319,213	166,049,154	14,892,301	5,461,594	84,923	671,341
NVIT Short Term Bond Fund, Class Y	228,807,686	17,420,124	30,328,003	218,099,893	21,215,943	4,488,635	(70,442)	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

20

Notes to Financial Statements (Continued)

December 31, 2016

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $115,685,667 and sales of $106,164,468 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk

21

Notes to Financial Statements (Continued)

December 31, 2016

management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$19,019,450	$20,292,673	$39,312,123	$—	$39,312,123

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$16,134,653	$23,132,498	$39,267,151	$—	$39,267,151

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,389,271	$15,117,935	$16,507,206	$—	$(27,658,664)	$(11,151,458)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$779,837,641	$4,107,576	$(31,766,240)	$(27,658,664)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Cardinal Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Conservative Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

23

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 12.06%.

The Fund designates $20,292,673 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $982,880 or $0.0130 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $64,410 or $0.0008 per outstanding share.

24

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

25

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

26

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

27

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

28

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

29

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

31

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

32

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

33

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

34

Annual Report

December 31, 2016

NVIT CardinalSM Managed Growth & Income Fund

AR-CD-MGI 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Managed Growth & Income Fund

For the annual period ended December 31, 2016, the NVIT Cardinal Managed Growth & Income Fund (Class II) returned 5.56% versus 5.64% for its blended benchmark, 35% Russell 3000® Index, 15% MSCI EAFE® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index and 20% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 241 funds as of December 31, 2016) was 6.16% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund seeks a high level of total return through investment in both equity and fixed-income securities, consistent with preservation of capital. The Fund seeks to achieve its objective by investing 95% of its assets in a core sleeve consisting of the NVIT Cardinal Balanced Fund underlying investments (which have a target allocation of 50% equity and 50% fixed income) and the remaining 5% in a volatility overlay sleeve. A volatility management process is executed daily and determines whether the Fund should increase equity exposure or decrease equity exposure by buying or selling futures contracts tied to the S&P 500® Index, S&P MidCap 400® Index, Russell 2000® Index and MSCI EAFE Index. These investments are made in proportion to the Fund’s underlying allocations to each of these equity indexes. The volatility sleeve can increase the Fund’s equity exposure to 65% or decrease it to 0% as determined by the quantitative process that controls the overlay.

The Fund’s underperformance relative to its benchmark during the reporting period was influenced by two principal factors: (1) undistinguished relative returns for the core sleeve, namely the NVIT Cardinal Moderate Fund, and (2) certain event-driven, whipsawing effects on global equity market prices, primarily during the first half of 2016.

Within the equity portion of the core sleeve, the Fund allocates to both growth and value investment strategies across U.S.

large-capitalization and mid-cap equities, as well as international equities. In each of those categories, value strategies outperformed their growth-oriented peers for the reporting period. This value positioning was a significant contributor to returns throughout 2016. From a value equities standpoint, the NVIT Multi-Manager Large Cap Value Fund, the NVIT Multi-Manager Mid Cap Value Fund and the NVIT Multi-Manager Small Cap Value Fund posted strong returns for the reporting period at 16.55%, 17.93% and 26.20% (all Class Y), respectively. Growth strategies lagged their value counterparts during the reporting period, but three of the Fund’s four growth strategies posted positive performance for the year. The NVIT Multi-Manager International Growth Fund (Class Y), which registered -2.07%, was the sole detractor for the period. International developed markets struggled throughout the reporting period with concerns over the state of the European Union (EU) (particularly after the UK vote to exit the EU), stagnant growth in many countries, negative yields on sovereign debt, persistently high unemployment rates and other macroeconomic factors.

Within the fixed-income portion of the core sleeve, all four of the Fund’s underlying fixed-income investments posted positive returns in 2016, with the NVIT Core Bond Fund (Class Y, which returned 5.51%) and the NVIT Core Plus Bond Fund (Class Y, up 3.84%) leading the way. The NVIT Core Bond Fund invests in U.S. intermediate-term, investment-grade bonds; this underlying fund’s 2016 return outperformed that of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, by 286 basis points. The NVIT Core Plus Bond Fund (which is pegged to the same benchmark as the NVIT Core Bond Fund) also invests in a blend of U.S. intermediate-term bonds — both investment-grade and high-yield; Class Y shares of this fund outperformed the fund’s benchmark by 119 basis points for the reporting period.

Through the overlay sleeve portion, the Fund uses derivatives to manage its total exposure to equity markets. Specifically, the Fund buys or sells index future contracts on the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Index and

4

Fund Commentary (con’t.)	NVIT CardinalSM Managed Growth & Income Fund

MSCI EAFE Index as dictated by an algorithm that determines — based on numerous variables — whether the Fund’s equity exposure should be increased or decreased in light of the volatility associated with prevailing market conditions.

From an equity volatility perspective, 2016 witnessed several events that caused markets to drop swiftly and significantly, only to rebound sharply in a matter of a few days. Examples include: (1) the price of crude oil declined precipitously, briefly touching off fears of a possible U.S. recession (January/February); (2) China devalued its currency (February); and (3) the UK voted, surprisingly, to exit the European Union (June). The magnitude of the market price movements associated with events such as these, especially given their relatively short duration, tended to undermine the workings of the Fund’s volatility management process. Throughout significant portions of this turbulent period, the Fund’s equity exposure, as dictated by its managed volatility algorithm and as implemented through the purchase and sale of derivatives, tended to be well below its 50% target. As a result, after the first six months of 2016, the year-to-date return of the Fund was trailing the return of its traditional counterpart, the NVIT Cardinal Balanced Fund (Class II shares) by 0.55%.

However, beginning in July 2016, U.S. equity markets regained upward momentum and generally moved higher through the remainder of the year with few perturbations and lower volatility. During this six-month period, the Fund maintained significantly higher than 50% equity exposure on a consistent basis. As a result, the returns for the Fund for the second half of 2016 were slightly better than those of the NVIT Cardinal Balanced Fund.

It is important to keep in mind that the Fund’s volatility management process generally is most effective when equity markets, including the S&P 500 Index, establish sufficient momentum — up or down. While the managed volatility overlay is intended to enable the Fund to perform better than most competitors in both up and down markets, it is primarily a capital preservation strategy and, thus, the Fund tends to be most sensitive to reducing equity exposure in the face of significant declines in the markets.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay Sleeve)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

*As	of November 15, 2016.

The Fund is designed to provide traditional long-term asset allocation, primarily by investing in underlying funds (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy.

The Fund, through its Core Sleeve, is subject to the risks of its underlying funds, including but not limited to: the risks of investing in equity securities; fixed-income securities (default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up); international securities (currency fluctuations, political risks, differences in accounting and limited availability of information); and cash position risk (the Fund may miss investment opportunities). Through its Volatility Overlay, the Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. NWAM also manages the Volatility Overlay using stock index futures according to Nationwide Funds’ quantitative process for evaluating volatility. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered

5

Fund Commentary (con’t)	NVIT CardinalSM Managed Growth & Income Fund

investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Fund Overview	NVIT CardinalSM Managed Growth & Income Fund

Asset Allocation†

Equity Funds	47.8%
Fixed Income Funds	45.2%
Futures Contracts††	(0.0)%
Other assets in excess of liabilities†††	7.0%
100.0%

Top Holdings††††

NVIT Core Plus Bond Fund, Class Y	16.5%
NVIT Multi-Manager Large Cap Value Fund, Class Y	14.0%
NVIT Short Term Bond Fund, Class Y	13.7%
NVIT Core Bond Fund, Class Y	13.7%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	10.8%
NVIT Multi-Manager International Value Fund, Class Y	8.1%
NVIT Multi-Manager International Growth Fund, Class Y	6.4%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	5.4%
Nationwide Bond Fund, Institutional Class	4.8%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	3.1%
Other Holdings	3.5%
100.0%

Objective

The Fund seeks a high level of total return through investment in both equity and fixed-income securities, consistent with preservation of capital.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class II) returned 5.56%, underperforming its blended benchmark by 0.08% and the Lipper peer category median by 0.60%

•	11 of the Fund’s 12 underlying investments posted positive returns

•

The largest contributors to Fund returns were the Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund, the NVIT Multi-Manager Mid Cap Value Fund and the NVIT Multi-Manager Small Cap Value Fund (all Class Y), which contributed 2.15%, 0.90% and 0.52%, respectively

•	Only the Fund’s underlying investment in the NVIT Multi-Manager International Growth Fund (Class Y) detracted from the Fund’s overall return, with -0.14%

•	The volatility overlay sleeve of the Fund detracted in the first half of 2016 by approximately 0.55%, but contributed by approximately 0.02% in the second half

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of December 31, 2016.

7

Fund Performance	NVIT CardinalSM Managed Growth & Income Fund

Average Annual Total Return1

(For the periods ended December 31, 2016)

	1 Yr.	3 Yr.	Inception
Class I	5.74%	N/A	1.22%	[2]
Class II	5.56%	1.09%	3.20%	[3]
Russell 3000® Index	12.74%	8.43%	11.93%
Blended Index	5.64%	3.86%	5.13%
CPI	2.07%	1.18%	1.03%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

[3]	Since inception date of April 30, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.98%	0.81%
Class II	1.23%	1.01%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

8

Fund Performance (con’t.)	NVIT CardinalSM Managed Growth & Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Managed Growth & Income Fund since inception through 12/31/16 versus performance of the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 35% Russell 3000® Index, 15% MSCI EAFE® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index and 20% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

9

Shareholder Expense Example	NVIT CardinalSM Managed Growth & Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Managed Growth & Income Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class I Shares	Actual	(b)	1,000.00	1,039.50	1.28	0.25
	Hypothetical	(b)(c)	1,000.00	1,023.88	1.27	0.25
Class II Shares	Actual	(b)	1,000.00	1,037.60	2.30	0.45
	Hypothetical	(b)(c)	1,000.00	1,022.87	2.29	0.45

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

10

Statement of Investments

December 31, 2016

NVIT CardinalSM Managed Growth & Income Fund

Investment Companies 93.0%

	Shares	Market Value

Equity Funds 47.8%
NVIT Multi-Manager International Growth Fund, Class Y (a)	3,248,997	$31,417,801
NVIT Multi-Manager International Value Fund, Class Y (a)	4,102,013	39,502,382
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	4,825,094	52,979,535
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	6,741,466	68,830,369
NVIT Multi-Manager Mid Cap Growth Fund, Class Y * (a)	1,489,032	15,247,688
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	2,463,600	26,311,251
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	775,174	11,565,590
NVIT Multi-Manager Small Company Fund, Class Y (a)	267,655	5,759,942

Total Equity Funds (cost $283,550,189)		251,614,558

Fixed Income Funds 45.2%
Nationwide Bond Fund, Institutional Class (a)	2,457,272	23,565,237
NVIT Core Bond Fund, Class Y (a)	6,288,778	66,975,490
NVIT Core Plus Bond Fund, Class Y (a)	7,244,388	80,774,922
NVIT Short Term Bond Fund, Class Y (a)	6,521,011	67,035,989

Total Fixed Income Funds (cost $244,841,100)		238,351,638

Total Investment Companies (cost $528,391,289)		489,966,196

Total Investments (cost $528,391,289) (b) — 93.0%		489,966,196
Other assets in excess of liabilities — 7.0%		37,158,100

NET ASSETS — 100.0%		$527,124,296

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

At December 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
317	Mini MSCI EAFE	03/17/17	$26,558,260	$(80,781)
115	Russell 2000 Mini Future	03/17/17	7,802,175	(23,615)
419	S&P 500 E-Mini	03/17/17	46,848,390	80,037
100	S&P MID 400 E-Mini	03/17/17	16,591,000	(168,570)

			$97,799,825	$(192,929)

At December 31, 2016, the Fund has $4,808,265 segregated as collateral with the broker for open futures contracts

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

December 31, 2016

NVIT CardinalSM Managed Growth & Income Fund
Assets:
Investments in affiliates, at value (cost $528,391,289)	$489,966,196
Cash	32,759,990
Deposits with broker for futures contracts	4,808,265
Interest receivable	12,023
Receivable for investments sold	4,470
Receivable for capital shares issued	426
Reimbursement from investment adviser (Note 3)	74,089
Prepaid expenses	858

Total Assets	527,626,317

Liabilities:
Payable for capital shares redeemed	5,130
Payable for variation margin on futures contracts	199,168
Accrued expenses and other payables:
Investment advisory fees	98,120
Fund administration fees	13,027
Distribution fees	88,984
Administrative servicing fees	66,319
Accounting and transfer agent fees	66
Custodian fees	2,977
Compliance program costs (Note 3)	545
Professional fees	13,915
Printing fees	6,684
Other	7,086

Total Liabilities	502,021

Net Assets	$527,124,296

Represented by:
Capital	$548,278,511
Accumulated undistributed net investment income	1,282,408
Accumulated net realized gains from affiliated investments and futures transactions	16,181,399
Net unrealized appreciation/(depreciation) from investments in affiliates	(38,425,093)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(192,929)

Net Assets	$527,124,296

Net Assets:
Class I Shares	$1,344,914
Class II Shares	525,779,382

Total	$527,124,296

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	132,776
Class II Shares	51,951,640

Total	52,084,416

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.13
Class II Shares	$10.12

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Year Ended December 31, 2016

NVIT CardinalSM Managed Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$10,724,395
Interest income from non-affiliates	97,381

Total Income	10,821,776

EXPENSES:
Investment advisory fees	1,097,688
Fund administration fees	147,753
Distribution fees Class II Shares	1,244,740
Administrative servicing fees Class I Shares	1,583
Administrative servicing fees Class II Shares	746,852
Professional fees	33,270
Printing fees	13,132
Trustee fees	15,293
Custodian fees	18,222
Accounting and transfer agent fees	414
Compliance program costs (Note 3)	2,186
Other	17,971

Total expenses before fees waived and expenses reimbursed	3,339,104

Distribution fees waived — Class II (Note 3)	(248,944)
Expenses reimbursed by adviser (Note 3)	(846,814)

Net Expenses	2,243,346

NET INVESTMENT INCOME	8,578,430

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated Underlying Funds	20,887,770
Net realized losses from investment transactions with affiliates	(2,533,633)
Net realized losses from futures transactions (Note 2)	(797,706)

Net realized gains from affiliated investments and futures transactions	17,556,431

Net change in unrealized appreciation/(depreciation) from investments in affiliates	1,465,557
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	59,163

Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	1,524,720

Net realized/unrealized gains from affiliated investments and futures transactions	19,081,151

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$27,659,581

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	NVIT CardinalSM Managed Growth & Income Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$8,578,430	$5,733,974
Net realized gains from affiliated investments and futures transactions	17,556,431	5,388,467
Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	1,524,720	(32,336,834)

Change in net assets resulting from operations	27,659,581	(21,214,393)

Distributions to Shareholders From:
Net investment income:
Class I	(31,226)	(9,697)
Class II	(11,870,968)	(5,709,208)
Net realized gains:
Class I	(2,426)	–
Class II	(1,109,308)	–

Change in net assets from shareholder distributions	(13,013,928)	(5,718,905)

Change in net assets from capital transactions	45,208,769	116,290,021

Change in net assets	59,854,422	89,356,723

Net Assets:
Beginning of year	467,269,874	377,913,151

End of year	$527,124,296	$467,269,874

Accumulated undistributed net investment income at end of year	$1,282,408	$3,362,582

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$640,163	$696,628
Dividends reinvested	33,652	9,697
Cost of shares redeemed	(63,453)	(87,174)

Total Class I Shares	610,362	619,151

Class II Shares
Proceeds from shares issued	49,589,794	121,078,147
Dividends reinvested	12,980,276	5,709,208
Cost of shares redeemed	(17,971,663)	(11,116,485)

Total Class II Shares	44,598,407	115,670,870

Change in net assets from capital transactions	$45,208,769	$116,290,021

14

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Managed Growth & Income Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	64,589	67,967
Reinvested	3,324	990
Redeemed	(6,356)	(8,347)

Total Class I Shares	61,557	60,610

Class II Shares
Issued	5,002,154	11,615,770
Reinvested	1,285,000	583,764
Redeemed	(1,789,455)	(1,088,692)

Total Class II Shares	4,497,699	11,110,842

Total change in shares	4,559,256	11,171,452

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Managed Growth & Income Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover (f)
Class I Shares
Year Ended December 31, 2016	$9.84	0.21	0.35	0.56	(0.25)	(0.02)	(0.27)	$10.13	5.74%		$1,344,914	0.25%	2.15%		0.42%	11.10%
Year Ended December 31, 2015	$10.40	0.39	(0.81)	(0.42)	(0.14)	–	(0.14)	$9.84	(4.03%	)	$700,662	0.25%	3.77%		0.42%	10.54%
Period Ended December 31, 2014 (g)	$10.66	0.40	(0.20)	0.20	(0.27)	(0.19)	(0.46)	$10.40	1.79%		$110,317	0.25%	3.74%	(h)	0.43%	4.07%

Class II Shares
Year Ended December 31, 2016	$9.83	0.17	0.37	0.54	(0.23)	(0.02)	(0.25)	$10.12	5.56%		$525,779,382	0.45%	1.72%		0.67%	11.10%
Year Ended December 31, 2015	$10.40	0.14	(0.59)	(0.45)	(0.12)	–	(0.12)	$9.83	(4.29%	)	$466,569,212	0.45%	1.31%		0.67%	10.54%
Year Ended December 31, 2014	$10.60	0.21	0.04	0.25	(0.26)	(0.19)	(0.45)	$10.40	2.26%		$377,802,834	0.45%	1.95%		0.69%	4.07%
Period Ended December 31, 2013 (i)	$10.00	0.28	0.58	0.86	(0.17)	(0.09)	(0.26)	$10.60	8.66%		$106,038,921	0.42%	4.03%		0.76%	–

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(h)	Ratio has not been annualized.
(i)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of April 30, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Managed Growth & Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risks. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

17

Notes to Financial Statements (Continued)

December 31, 2016

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

18

Notes to Financial Statements (Continued)

December 31, 2016

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 50%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 65% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

19

Notes to Financial Statements (Continued)

December 31, 2016

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$80,037
Total		$80,037

Liabilities:		Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(272,966)
Total		$(272,966)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$(797,706)
Total	$(797,706)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$59,163
Total	$59,163

20

Notes to Financial Statements (Continued)

December 31, 2016

The following tables provide a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Futures Contracts:
Average Notional Balance Long(a)	$81,883,681
Average Notional Balance Short(b)	$58,346,383

(a)	The Fund entered into long futures contracts from March 21, 2016 through June 30, 2016 and again from July 20, 2016 through December 31, 2016.

(b)	The Fund entered into short futures contracts from January 1, 2016 through March 21, 2016 and again from June 30, 2016 through July 20, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Affiliated Investments and Futures Transactions
$—	$1,243,590	$(1,243,590)

Amount designated as “—“ is zero or has been rounded to zero.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal

21

Notes to Financial Statements (Continued)

December 31, 2016

Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.22%
$1.5 billion up to $2 billion	0.21%
$2 billion and more	0.20%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before expense reimbursements was 0.22%, and after expense reimbursements was 0.05%. During the year ended December 31, 2016, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $35,272.

22

Notes to Financial Statements (Continued)

December 31, 2016

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.10% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Total
$460,909	$757,976	$846,814	$2,065,699

During the year ended December 31, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $147,753 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $2,186.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of

23

Notes to Financial Statements (Continued)

December 31, 2016

certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.05% of these fees for Class II shares of the Fund until at least April 30, 2017. During the year ended December 31, 2016, the waiver of such distribution fees by NFD amounted to $248,944, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $748,435.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at December 31, 2016	Shares at December 31, 2016	Dividend Income	Realized Gain/ (Loss)	Capital Gain Distributions
NVIT Multi-Manager International Growth Fund, Class Y	$30,724,527	$4,455,496	$1,929,619	$31,417,801	3,248,997	$519,306	$(229,091)	$703,708
NVIT Multi-Manager International Value Fund, Class Y	33,485,663	6,509,489	1,415,140	39,502,382	4,102,013	1,268,264	(255,870)	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	52,034,562	13,096,738	5,440,238	52,979,535	4,825,094	526,003	(146,416)	7,491,118
NVIT Multi-Manager Large Cap Value Fund, Class Y	58,147,751	13,888,972	5,257,378	68,830,369	6,741,466	1,255,684	(803,740)	6,630,107
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	13,165,966	3,284,967	530,677	15,247,688	1,489,032	—	(148,740)	1,658,437
NVIT Multi-Manager Mid Cap Value Fund, Class Y	22,440,233	4,839,974	2,509,016	26,311,251	2,463,600	403,977	(586,426)	2,127,081
NVIT Multi-Manager Small Cap Value Fund, Class Y	8,864,305	1,990,282	641,142	11,565,590	775,174	80,127	(77,200)	986,589
NVIT Multi-Manager Small Company Fund, Class Y	4,471,613	1,245,491	262,119	5,759,942	267,655	24,298	(64,305)	759,409
Nationwide Bond Fund, Institutional Class	13,488,487	11,054,274	829,307	23,565,237	2,457,272	494,223	356	90,828
NVIT Core Bond Fund, Class Y	64,109,667	8,753,553	7,178,173	66,975,490	6,288,778	2,172,674	(7,119)	115,915
NVIT Core Plus Bond Fund, Class Y	76,018,690	10,798,674	6,056,086	80,774,922	7,244,388	2,623,782	59,352	324,578
NVIT Short Term Bond Fund, Class Y	78,196,976	8,221,589	20,204,774	67,035,989	6,521,011	1,356,057	(274,434)	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

24

Notes to Financial Statements (Continued)

December 31, 2016

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $88,139,499 and sales of $52,253,669 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

25

Notes to Financial Statements (Continued)

December 31, 2016

9.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$11,902,194	$1,111,734	$13,013,928	$—	$13,013,928

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$5,718,905	$—	$5,718,905	$—	$5,718,905

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,282,408	$18,291,353	$19,573,761	$—	$(40,727,976)	$(21,154,215)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$530,694,172	$2,711,369	$(43,439,345)	$(40,727,976)

26

Notes to Financial Statements (Continued)

December 31, 2016

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Cardinal Managed Growth & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Managed Growth & Income Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying funds’ transfer agent and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

28

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 25.31%.

The Fund designates $1,111,734 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $1,746,253 or $0.0335 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $271,876 or $0.0052 per outstanding share.

29

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

30

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

31

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

32

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

33

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

34

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

35

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

36

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

37

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

38

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

39

Annual Report

December 31, 2016

NVIT CardinalSM Managed Growth Fund

AR-CD-MGR 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Managed Growth Fund

For the annual period ended December 31, 2016, the NVIT Cardinal Managed Growth Fund (Class II) returned 6.21% versus 6.70% for its blended benchmark, 45% Russell 3000® Index, 15% MSCI EAFE® Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 15% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 241 funds as of December 31, 2016) was 6.16% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Consistent with the preservation of capital, the Fund seeks growth primarily and investment income secondarily. The Fund seeks to achieve its objective by investing 95% of its assets in a “core” sleeve consisting of the NVIT Cardinal Moderate Fund underlying investments (which have a target allocation of 60% equity and 40% fixed income) and the remaining 5% in a “volatility overlay” sleeve. A volatility management process is executed daily and determines whether the Fund should increase equity exposure or decrease equity exposure by buying or selling futures contracts tied to the S&P 500® Index, S&P MidCap 400® Index, Russell 2000® Index and MSCI EAFE Index. These investments are made in proportion to the Fund’s underlying allocations to each of these equity indexes. The volatility sleeve can increase the Fund’s equity exposure to 80% or decrease it to 0% as determined by the quantitative process that controls the overlay.

The Fund’s underperformance relative to its benchmark during the reporting period was influenced by two principal factors: (1) undistinguished relative returns for the core sleeve, namely the NVIT Cardinal Moderate Fund, and (2) certain event-driven, whipsawing effects on global equity market prices, primarily during the first half of 2016.

Within the equity portion of the core sleeve, the Fund allocates to both growth and value investment strategies across U.S. large-capitalization and mid-cap equities, as well as international equities. In each of those categories, value strategies outperformed their growth-oriented peers for the reporting period. This value positioning was a significant contributor to returns throughout 2016. From a value equities standpoint, the NVIT Multi-Manager Large Cap Value Fund, the NVIT Multi-Manager Mid Cap Value Fund and the NVIT Multi-Manager Small Cap Value Fund posted strong returns for the reporting period at 16.55%, 17.93% and 26.20% (all Class Y), respectively. Growth strategies lagged their value counterparts during the reporting period, but three of the Fund’s four growth strategies posted positive performance for the year. The NVIT Multi-Manager International Growth Fund (Class Y), which registered -2.07%, was the sole detractor for the period. International developed markets struggled throughout the year with concerns over the state of the European Union (EU) (particularly after the UK vote to exit the EU), stagnant growth in many countries, negative yields on sovereign debt, persistently high unemployment rates and other macroeconomic factors.

Within the fixed-income portion of the core sleeve, all four of the Fund’s underlying fixed-income investments posted positive returns in 2016, with the NVIT Core Bond Fund (Class Y, which returned 5.51%) and the NVIT Core Plus Bond Fund (Class Y, up 3.84%) leading the way. The NVIT Core Bond Fund invests in U.S. intermediate-term, investment-grade bonds; this underlying fund’s 2016 return (Class Y) outperformed that of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, by 286 basis points. The NVIT Core Plus Bond Fund (which is pegged to the same benchmark as the NVIT Core Bond Fund) also invests in a blend of U.S. intermediate-term bonds — both investment-grade and high-yield; Class Y shares of this fund outperformed the fund’s benchmark by 119 basis points for the reporting period.

Through the overlay sleeve portion, the Fund uses derivatives to manage its total exposure to equity markets. Specifically, the Fund buys or sells index future contracts on the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Index and MSCI EAFE Index as dictated by an algorithm that determines — based on numerous variables —

4

Fund Commentary (con’t.)	NVIT CardinalSM Managed Growth Fund

whether the Fund’s equity exposure should be increased or decreased in light of the volatility associated with prevailing market conditions. From an equity volatility perspective, 2016 witnessed several events that caused markets to drop swiftly and significantly, only to rebound sharply in a matter of a few days. Examples include: (1) the price of crude oil declined precipitously, briefly touching off fears of a possible U.S. recession (January/February); (2) China devalued its currency (February); and (3) the UK voted, surprisingly, to exit the EU (June). The magnitude of the market price movements associated with events such as these, especially given their relatively short duration, tended to undermine the workings of the Fund’s volatility management process. Throughout significant portions of this turbulent period, the Fund’s equity exposure, as dictated by its managed volatility algorithm and as implemented through the purchase and sale of derivatives, tended to be well below its 60% target. As a result, after the first six months of 2016, the year-to-date return of the Fund was trailing the return of its traditional counterpart, the NVIT Cardinal Moderate Fund (Class II shares) by 0.83%.

However, beginning in July 2016, U.S. equity markets regained upward momentum and generally moved higher through the remainder of the year with few perturbations and lower volatility. During this six-month period, the Fund maintained significantly higher than 60% equity exposure on a consistent basis. As a result, the returns for the Fund for the second half of 2016 were 0.30% better than those of the NVIT Cardinal Moderate Fund.

It is important to keep in mind that the Fund’s volatility management process generally is most effective when equity markets, including the S&P 500 Index, establish sufficient momentum — up or down. While the managed volatility overlay is intended to enable the Fund to perform better than most competitors in both up and down markets, it is primarily a capital preservation strategy and, thus, the Fund tends to be most sensitive to reducing equity exposure in the face of significant declines in the markets.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay Sleeve)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

*	As of November 15, 2016.

The Fund is designed to provide traditional long-term asset allocation, primarily by investing in underlying funds (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy.

The Fund, through its Core Sleeve, is subject to the risks of its underlying funds, including but not limited to: the risks of investing in equity securities; fixed-income securities (default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up); international securities (currency fluctuations, political risks, differences in accounting and limited availability of information); and cash position risk (the Fund may miss investment opportunities). Through its Volatility Overlay, the Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. NWAM also manages the Volatility Overlay using stock index futures according to Nationwide Funds’ quantitative process for evaluating volatility. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and

5

Fund Commentary (con’t.)	NVIT CardinalSM Managed Growth Fund

capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Fund Overview	NVIT CardinalSM Managed Growth Fund

Asset Allocation†

Equity Funds	57.1%
Fixed Income Funds	36.0%
Futures Contracts††	(0.0)%
Other assets in excess of liabilities†††	6.9%
100.0%

Top Holdings††††

NVIT Multi-Manager Large Cap Value Fund, Class Y	17.2%
NVIT Core Plus Bond Fund, Class Y	14.5%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	13.7%
NVIT Core Bond Fund, Class Y	11.7%
NVIT Multi-Manager International Value Fund, Class Y	9.0%
NVIT Short Term Bond Fund, Class Y	8.7%
NVIT Multi-Manager International Growth Fund, Class Y	7.3%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	6.4%
Nationwide Bond Fund, Institutional Class	3.8%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	3.1%
Other Holdings	4.6%
100.0%

Objective

Consistent with preservation of capital, the Fund seeks growth primarily and investment income secondarily.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class II) returned 6.21%, underperforming its blended benchmark by 0.49% and outperforming the Lipper peer category median by 0.05%

•	12 of the Fund’s 13 underlying investments posted positive returns

•	Only the Fund’s underlying investment in the NVIT Multi-Manager International Growth Fund (Class Y), which registered -2.07%, detracted from the Fund’s overall return

•	The volatility overlay sleeve of the Fund detracted in the first half of 2016 by approximately 0.83%, but contributed by approximately 0.30% in the second half

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of December 31, 2016.

7

Fund Performance	NVIT CardinalSM Managed Growth Fund

Average Annual Total Return1

(For the periods ended December 31, 2016)

	1 Yr.	3 Yr.	Inception
Class I	6.40%	N/A	0.94%	[2]
Class II	6.21%	0.68%	3.19%	[3]
Russell 3000® Index	12.74%	8.43%	11.93%
Blended Index	6.70%	4.50%	6.19%
CPI	2.07%	1.81%	1.03%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

[3]	Since inception date of April 30, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.00%	0.81%
Class II	1.25%	1.01%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

8

Fund Performance (con’t.)	NVIT CardinalSM Managed Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Managed Growth Fund since inception through 12/31/16 versus performance of the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 45% Russell 3000® Index, 15% MSCI EAFE® Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 15% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

9

Shareholder Expense Example	NVIT CardinalSM Managed Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Managed Growth Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class I Shares	Actual	(b)	1,000.00	1,050.00	1.13	0.22
	Hypothetical	(b)(c)	1,000.00	1,024.03	1.12	0.22
Class II Shares	Actual	(b)	1,000.00	1,049.20	2.16	0.42
	Hypothetical	(b)(c)	1,000.00	1,023.03	2.14	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

10

Statement of Investments

December 31, 2016

NVIT CardinalSM Managed Growth Fund

Investment Companies 93.1%

	Shares	Market Value

Equity Funds 57.1%
NVIT Multi-Manager International Growth Fund, Class Y (a)	7,381,733	$71,381,361
NVIT Multi-Manager International Value Fund, Class Y (a)	9,173,484	88,340,652
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	12,211,172	134,078,665
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	16,499,243	168,457,275
NVIT Multi-Manager Mid Cap Growth Fund, Class Y * (a)	2,961,509	30,325,851
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	5,879,967	62,798,043
NVIT Multi-Manager Small Cap Growth Fund, Class Y * (a)	658,790	10,494,519
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	1,541,872	23,004,733
NVIT Multi-Manager Small Company Fund, Class Y (a)	532,482	11,459,002

Total Equity Funds (cost $677,432,046)		600,340,101

Investment Companies (continued)

	Shares	Market Value

Fixed Income Funds 36.0%
Nationwide Bond Fund, Institutional Class (a)	3,912,125	$37,517,281
NVIT Core Bond Fund, Class Y (a)	10,721,715	114,186,260
NVIT Core Plus Bond Fund, Class Y (a)	12,713,604	141,756,684
NVIT Short Term Bond Fund, Class Y (a)	8,337,713	85,711,691

Total Fixed Income Funds (cost $389,391,692)		379,171,916

Total Investment Companies (cost $1,066,823,738)		979,512,017

Total Investments (cost $1,066,823,738) (b) — 93.1%		979,512,017

Other assets in excess of liabilities — 6.9%		73,057,453

NET ASSETS — 100.0%		$1,052,569,470

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

At December 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
825	Mini MSCI EAFE	03/17/17	$69,118,500	$(211,030)
337	Russell 2000 Mini Future	03/17/17	22,863,765	(70,819)
1,070	S&P 500 E-Mini	03/17/17	119,636,700	210,409
260	S&P MID 400 E-Mini	03/17/17	43,136,600	(444,013)

			$254,755,565	$(515,453)

At December 31, 2016, the Fund has $12,541,760 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

December 31, 2016

NVIT CardinalSM Managed Growth Fund
Assets:
Investments in affiliates, at value (cost $1,066,823,738)	$979,512,017
Cash	61,430,704
Deposits with broker for futures contracts	12,541,760
Interest receivable	31,553
Receivable for investments sold	489,058
Receivable for capital shares issued	5,176
Reimbursement from investment adviser (Note 3)	168,280
Prepaid expenses	1,701

Total Assets	1,054,180,249

Liabilities:
Payable for capital shares redeemed	519,974
Payable for variation margin on futures contracts	525,738
Accrued expenses and other payables:
Investment advisory fees	195,661
Fund administration fees	22,559
Distribution fees	177,501
Administrative servicing fees	132,268
Accounting and transfer agent fees	117
Custodian fees	5,969
Compliance program costs (Note 3)	1,087
Professional fees	15,175
Printing fees	6,973
Other	7,757

Total Liabilities	1,610,779

Net Assets	$1,052,569,470

Represented by:
Capital	$1,095,359,432
Accumulated undistributed net investment income	3,026,029
Accumulated net realized gains from affiliated investments and futures transactions	42,011,183
Net unrealized appreciation/(depreciation) from investments in affiliates	(87,311,721)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(515,453)

Net Assets	$1,052,569,470

Net Assets:
Class I Shares	$2,208,157
Class II Shares	1,050,361,313

Total	$1,052,569,470

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	217,459
Class II Shares	103,558,129

Total	103,775,588

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.15
Class II Shares	$10.14

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Year Ended December 31, 2016

NVIT CardinalSM Managed Growth Fund
INVESTMENT INCOME:
Dividend income from affiliates	$20,450,196
Interest income from non-affiliates	179,416

Total Income	20,629,612

EXPENSES:
Investment advisory fees	2,193,402
Fund administration fees	254,755
Distribution fees Class II Shares	2,487,704
Administrative servicing fees Class I Shares	2,886
Administrative servicing fees Class II Shares	1,492,637
Professional fees	52,536
Printing fees	14,260
Trustee fees	30,530
Custodian fees	36,507
Accounting and transfer agent fees	733
Compliance program costs (Note 3)	4,353
Other	26,834

Total expenses before fees waived and expenses reimbursed	6,597,137

Distribution fees waived — Class II (Note 3)	(497,533)
Expenses reimbursed by adviser (Note 3)	(1,915,787)

Net Expenses	4,183,817

NET INVESTMENT INCOME	16,445,795

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated Underlying Funds	51,793,309
Net realized losses from investment transactions with affiliates	(4,970,024)
Net realized gains from futures transactions (Note 2)	110,949

Net realized gains from affiliated investments and futures transactions	46,934,234

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(1,810,237)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	312,355

Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	(1,497,882)

Net realized/unrealized gains from affiliated investments and futures transactions	45,436,352

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$61,882,147

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	NVIT CardinalSM Managed Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$16,445,795	$10,647,330
Net realized gains from affiliated investments and futures transactions	46,934,234	11,233,981
Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	(1,497,882)	(70,103,990)

Change in net assets resulting from operations	61,882,147	(48,222,679)

Distributions to Shareholders From:
Net investment income:
Class I	(53,317)	(23,488)
Class II	(23,928,271)	(10,600,366)

Change in net assets from shareholder distributions	(23,981,588)	(10,623,854)

Change in net assets from capital transactions	74,957,852	240,526,700

Change in net assets	112,858,411	181,680,167

Net Assets:
Beginning of year	939,711,059	758,030,892

End of year	$1,052,569,470	$939,711,059

Accumulated undistributed net investment income at end of year	$3,026,029	$7,608,237

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$376,467	$1,260,199
Dividends reinvested	53,317	23,488
Cost of shares redeemed	(89,967)	(54,789)

Total Class I Shares	339,817	1,228,898

Class II Shares
Proceeds from shares issued	81,539,991	238,627,926
Dividends reinvested	23,928,271	10,600,366
Cost of shares redeemed	(30,850,227)	(9,930,490)

Total Class II Shares	74,618,035	239,297,802

Change in net assets from capital transactions	$74,957,852	$240,526,700

SHARE TRANSACTIONS:
Class I Shares
Issued	37,389	123,799
Reinvested	5,253	2,411
Redeemed	(8,973)	(5,240)

Total Class I Shares	33,669	120,970

Class II Shares
Issued	8,270,356	23,018,879
Reinvested	2,363,130	1,089,452
Redeemed	(3,087,472)	(983,841)

Total Class II Shares	7,546,014	23,124,490

Total change in shares	7,579,683	23,245,460

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Managed Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover (f)
Class I Shares
Year Ended December 31, 2016	$9.78	0.20	0.42	0.62	(0.25)	–	(0.25)	$10.15	6.40%		$2,208,157	0.22%	1.99%		0.41%	9.66%
Year Ended December 31, 2015	$10.39	0.25	(0.73)	(0.48)	(0.13)	–	(0.13)	$9.78	(4.62%	)	$1,797,132	0.22%	2.40%		0.41%	9.41%
Period Ended December 31, 2014 (g)	$10.74	0.42	(0.31)	0.11	(0.28)	(0.18)	(0.46)	$10.39	1.02%		$652,993	0.22%	3.93%	(h)	0.42%	2.22%

Class II Shares
Year Ended December 31, 2016	$9.77	0.16	0.45	0.61	(0.24)	–	(0.24)	$10.14	6.21%		$1,050,361,313	0.42%	1.65%		0.66%	9.66%
Year Ended December 31, 2015	$10.39	0.13	(0.64)	(0.51)	(0.11)	–	(0.11)	$9.77	(4.88%	)	$937,913,927	0.42%	1.21%		0.67%	9.41%
Year Ended December 31, 2014	$10.73	0.20	(0.09)	0.11	(0.27)	(0.18)	(0.45)	$10.39	1.01%		$757,377,899	0.42%	1.86%		0.67%	2.22%
Period Ended December 31, 2013 (i)	$10.00	0.28	0.71	0.99	(0.17)	(0.09)	(0.26)	$10.73	9.94%		$228,014,219	0.39%	4.02%		0.69%	–

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year, unless otherwise noted.
(d)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(h)	Ratio has not been annualized.
(i)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of April 30, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2016

1.   Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Managed Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risks. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.   Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

16

Notes to Financial Statements (Continued)

December 31, 2016

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its

17

Notes to Financial Statements (Continued)

December 31, 2016

designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 60%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 80% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

18

Notes to Financial Statements (Continued)

December 31, 2016

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$ 210,409
Total		$210,409

Liabilities:
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(725,862)
Total		$(725,862)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$110,949
Total	$110,949

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$312,355
Total	$312,355

19

Notes to Financial Statements (Continued)

December 31, 2016

The following tables provide a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Futures Contracts:
Average Notional Balance Long(a)	$191,928,300
Average Notional Balance Short(b)	$279,683,152

(a)	The Fund entered into long futures contracts from March 22, 2016 through December 31, 2016.

(b)	The Fund entered into short futures contracts from January 1, 2016 through March 22, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Affiliated Investments and Futures Transactions
$—	$2,953,585	$(2,953,585)

Amount designated as “—” is zero or has been rounded to zero.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

20

Notes to Financial Statements (Continued)

December 31, 2016

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.   Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.22%
$1.5 billion up to $2 billion	0.21%
$2 billion and more	0.20%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before expense reimbursements was 0.22%, and after expense reimbursements was 0.03%. During the year ended December 31, 2016, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $70,495.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP,

21

Notes to Financial Statements (Continued)

December 31, 2016

expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.07% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Total
$1,003,613	$1,706,873	$1,915,787	$4,626,273

During the year ended December 31, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $254,755 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $4,353.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.05% of these fees for Class II shares of the Fund until at least April 30, 2017. During the year ended

22

Notes to Financial Statements (Continued)

December 31, 2016

December 31, 2016, the waiver of such distribution fees by NFD amounted to $497,533, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $1,495,523.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at December 31, 2016	Shares at December 31, 2016	Dividend Income	Realized Gain/ (Loss)	Capital Gain Distributions
NVIT Multi-Manager International Growth Fund, Class Y	$71,132,075	$8,808,722	$4,344,057	$71,381,361	7,381,733	$1,180,012	$(387,069)	$1,602,037
NVIT Multi-Manager International Value Fund, Class Y	76,448,915	12,707,505	2,774,492	88,340,652	9,173,484	2,837,835	(391,299)	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	133,843,252	30,871,263	13,508,202	134,078,665	12,211,172	1,328,391	(108,637)	18,996,194
NVIT Multi-Manager Large Cap Value Fund, Class Y	144,766,357	31,382,660	12,609,949	168,457,275	16,499,243	3,069,749	(1,508,414)	16,259,565
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	26,817,689	5,808,682	924,831	30,325,851	2,961,509	—	(357,698)	3,304,949
NVIT Multi-Manager Mid Cap Value Fund, Class Y	54,489,943	10,570,212	5,927,231	62,798,043	5,879,967	963,282	(1,364,293)	5,086,924
NVIT Multi-Manager Small Cap Growth Fund, Class Y	9,020,921	3,076,652	308,277	10,494,519	658,790	—	(110,421)	2,150,526
NVIT Multi-Manager Small Cap Value Fund, Class Y	17,934,788	3,632,152	1,241,348	23,004,733	1,541,872	159,090	(295,178)	1,966,394
NVIT Multi-Manager Small Company Fund, Class Y	9,050,435	2,315,326	506,483	11,459,002	532,482	48,255	(110,884)	1,513,736
Nationwide Bond Fund, Institutional Class	27,320,997	11,431,766	1,184,418	37,517,281	3,912,125	837,020	(1,922)	144,251
NVIT Core Bond Fund, Class Y	111,109,179	12,935,293	12,144,801	114,186,260	10,721,715	3,697,276	(29,841)	198,007
NVIT Core Plus Bond Fund, Class Y	135,890,581	16,469,341	10,724,367	141,756,684	12,713,604	4,598,603	56,652	570,726
NVIT Short Term Bond Fund, Class Y	100,419,204	8,904,144	24,667,321	85,711,691	8,337,713	1,730,683	(361,020)	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

23

Notes to Financial Statements (Continued)

December 31, 2016

5.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $158,913,718 and sales of $ 90,865,777 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of

24

Notes to Financial Statements (Continued)

December 31, 2016

information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$23,981,588	$—	$23,981,588	$—	$23,981,588

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$10,623,854	$—	$10,623,854	$—	$10,623,854

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$3,026,029	$46,047,947	$49,073,976	$—	$(91,863,938)	$(42,789,962)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,071,375,955	$5,842,934	$(97,706,872)	$(91,863,938)

During the year ended December 31, 2016, the Fund had capital loss carryforwards that were utilized of $2,053,570 and are no longer eligible to offset future capital gains, if any.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Cardinal Managed Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Managed Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying funds’ transfer agent and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

26

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 30.96%.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $3,925,063 or $0.0378 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $120,517 or $0.0011 per outstanding share.

27

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

28

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

29

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

30

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

31

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

32

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

33

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

34

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

35

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

36

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

37

Annual Report

December 31, 2016

NVIT CardinalSM Moderate Fund

AR-CD-MOD 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Moderate Fund

For the annual period ended December 31, 2016, the NVIT Cardinal Moderate Fund (Class II) returned 6.74% versus 6.70% for its blended benchmark, 45% Russell 3000® Index, 15% MSCI EAFE® Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 15% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 241 funds as of December 31, 2016) was 6.16% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Since the Fund’s target allocation is 60% equity investments and 40% fixed-income investments, the Fund’s return was most influenced by the general strength across equity markets during the annual reporting period, particularly in the United States.

Within equities, the Fund allocates to both growth and value investment strategies across U.S. large-capitalization and mid-cap equities, as well as international equities. In each of those categories, the value strategies outperformed their growth-oriented peers for the reporting period. The Fund historically has allocated to both investment styles for diversification purposes, but has tilted the allocations more to value. This value positioning was a significant contributor to returns throughout 2016.

From a value equities standpoint, the Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund, the NVIT Multi-Manager Mid Cap Value Fund and the NVIT Multi-Manager Small Cap Value Fund posted strong returns for the reporting period at 16.55%, 17.93% and 26.20% (all Class Y), respectively. These underlying funds contributed 2.65%, 1.08% and 0.52%, respectively, to total Fund performance. Returns for the period in the NVIT Multi-Manager Large Cap Value Fund were driven by a rebound in the energy sector and strong performance in the financials and utilities sectors.

Growth strategies lagged their value counterparts during the reporting period, but three of the Fund’s four growth strategies posted positive performance for the year. The NVIT Multi-Manager International Growth Fund (Class Y), which registered -2.07%, was the sole detractor for the period as stocks in the consumer discretionary and health care sectors weighed on performance. International developed markets struggled throughout the reporting period with concerns over the state of the European Union (EU) (particularly after the UK vote to exit the EU), stagnant growth in many countries, negative yields on sovereign debt, persistently high unemployment rates and other macroeconomic factors.

All four of the Fund’s underlying fixed-income investments posted positive returns in 2016, with the NVIT Core Bond Fund (Class Y, which returned 5.51%) and the NVIT Core Plus Bond Fund (Class Y, up 3.84%) leading the way. These underlying funds contributed 0.66% and 0.58%, respectively, to total Fund return. The NVIT Core Bond Fund invests in U.S. intermediate-term, investment-grade bonds; this underlying fund’s 2016 return (Class Y) outperformed that of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, by 286 basis points. The NVIT Core Plus Bond Fund (which is pegged to the same benchmark as the NVIT Core Bond Fund) also invests in a blend of U.S. intermediate-term bonds — both investment-grade and high-yield; Class Y shares of this fund outperformed the fund’s benchmark by 119 basis points for the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*	As of November 15, 2016.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying

4

Fund Commentary (con’t.)	NVIT CardinalSM Moderate Fund

funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT CardinalSM Moderate Fund

Asset Allocation†

Equity Funds	60.9%
Fixed Income Funds	39.1%
Liabilities in excess of other assets ††	0.0%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Value Fund, Class Y	16.2%
NVIT Core Plus Bond Fund, Class Y	14.6%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	14.0%
NVIT Core Bond Fund, Class Y	11.7%
NVIT Multi-Manager International Value Fund, Class Y	9.3%
NVIT Short Term Bond Fund, Class Y	8.9%
NVIT Multi-Manager International Growth Fund, Class Y	7.7%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	6.2%
Nationwide Bond Fund, Institutional Class	3.9%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	3.1%
Other Holdings	4.4%
100.0%

Objective

The Fund seeks a high level of total return consistent with a moderate level of risk.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class II) returned 6.74%, outperforming the blended benchmark by 0.04% and the Lipper peer category median by 0.58%

•	12 of the Fund’s 13 underlying investments posted a positive return

•	Only the Fund’s underlying investment in the NVIT Multi-Manager International Growth Fund was a negative contributor to performance

•	All four of the Fund’s underlying fixed-income investments were positive contributors to the Fund’s overall returns

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	NVIT CardinalSM Moderate Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	Inception[2]
Class I	6.82%	7.99%	5.15%
Class II	6.74%	7.89%	5.05%
Russell 3000® Index	12.74%	14.67%	8.55%
Blended Index	6.70%	8.31%	5.67%
CPI	2.07%	1.36%	1.41%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.00%	0.90%
Class II	1.25%	0.99%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT CardinalSM Moderate Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Moderate Fund since inception through 12/31/16 versus performance of the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market index Definitions page at the back of this book.

*	The Blended Index comprises 45% Russell 3000® Index, 15% MSCI EAFE® Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 15% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.
.

8

Shareholder Expense Example	NVIT CardinalSM Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Moderate Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class I Shares	Actual	(b)	1,000.00	1,047.00	1.44	0.28
	Hypothetical	(b)(c)	1,000.00	1,023.73	1.42	0.28
Class II Shares	Actual	(b)	1,000.00	1,046.20	1.90	0.37
	Hypothetical	(b)(c)	1,000.00	1,023.28	1.88	0.37

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

NVIT CardinalSM Moderate Fund

Investment Companies 100.0%

	Shares	Market Value

Equity Funds 60.9%
NVIT Multi-Manager International Growth Fund, Class Y (a)	21,892,576	$211,701,212
NVIT Multi-Manager International Value Fund, Class Y (a)	26,316,239	253,425,381
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	34,959,814	383,858,757
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	43,402,645	443,141,001
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	8,252,236	84,502,898
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	16,025,534	171,152,699
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	1,780,668	28,366,042
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	4,138,003	61,739,006
NVIT Multi-Manager Small Company Fund, Class Y (a)	1,421,609	30,593,022

Total Equity Funds (cost $1,621,696,417)		1,668,480,018

Fixed Income Funds 39.1%
Nationwide Bond Fund, Institutional Class (a)	11,186,375	107,277,333
NVIT Core Bond Fund, Class Y (a)	29,984,524	319,335,185
NVIT Core Plus Bond Fund, Class Y (a)	35,799,056	399,159,477
NVIT Short Term Bond Fund, Class Y (a)	23,769,663	244,352,134

Total Fixed Income Funds (cost $1,100,802,351)		1,070,124,129

Total Investment Companies (cost $2,722,498,768)		2,738,604,147

Total Investments (cost $2,722,498,768) (b) — 100.0%		2,738,604,147
Liabilities in excess of other assets — 0.0%†		(879,180)

NET ASSETS — 100.0%		$2,737,724,967

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2016

NVIT CardinalSM Moderate Fund
Assets:
Investments in affiliates, at value (cost $2,722,498,768)	$2,738,604,147
Receivable for investments sold	1,018,344
Receivable for capital shares issued	3,179
Prepaid expenses	4,889

Total Assets	2,739,630,559

Liabilities:
Payable for capital shares redeemed	1,021,524
Accrued expenses and other payables:
Investment advisory fees	215,554
Fund administration fees	53,355
Distribution fees	206,414
Administrative servicing fees	348,993
Accounting and transfer agent fees	298
Custodian fees	17,178
Compliance program costs (Note 3)	2,880
Professional fees	18,707
Printing fees	9,890
Other	10,799

Total Liabilities	1,905,592

Net Assets	$2,737,724,967

Represented by:
Capital	$2,545,983,657
Accumulated undistributed net investment income	8,489,306
Accumulated net realized gains from affiliated investments	167,146,625
Net unrealized appreciation/(depreciation) from investments in affiliates	16,105,379

Net Assets	$2,737,724,967

Net Assets:
Class I Shares	$35,809,058
Class II Shares	2,701,915,909

Total	$2,737,724,967

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,405,032
Class II Shares	257,387,344

Total	260,792,376

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.52
Class II Shares	$10.50

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2016

NVIT CardinalSM Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliates	$57,925,996

Total Income	57,925,996

EXPENSES:
Investment advisory fees	5,259,747
Fund administration fees	626,154
Distribution fees Class II Shares	6,734,797
Administrative servicing fees Class I Shares	39,758
Administrative servicing fees Class II Shares	3,163,324
Professional fees	119,984
Printing fees	19,562
Trustee fees	83,346
Custodian fees	104,299
Accounting and transfer agent fees	1,844
Compliance program costs (Note 3)	11,740
Other	60,797

Total expenses before fees waived	16,225,352

Distribution fees waived — Class II (Note 3)	(4,310,286)
Investment advisory fees waived (Note 3)	(1,839,219)

Net Expenses	10,075,847

NET INVESTMENT INCOME	47,850,149

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated Underlying Funds	147,035,720
Net realized gains from investment transactions with affiliates	29,190,078

Net realized gains from affiliated investments	176,225,798

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(47,458,459)

Net realized/unrealized gains from affiliated investments	128,767,339

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$176,617,488

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT CardinalSM Moderate Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$47,850,149	$33,723,566
Net realized gains from affiliated investments	176,225,798	211,186,693
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(47,458,459)	(274,517,639)

Change in net assets resulting from operations	176,617,488	(29,607,380)

Distributions to Shareholders From:
Net investment income:
Class I	(962,678)	(992,828)
Class II	(72,102,843)	(81,545,762)
Net realized gains:
Class I	(2,266,217)	(1,919,008)
Class II	(183,710,492)	(163,328,433)

Change in net assets from shareholder distributions	(259,042,230)	(247,786,031)

Change in net assets from capital transactions	31,192,625	79,294,708

Change in net assets	(51,232,117)	(198,098,703)

Net Assets:
Beginning of year	2,788,957,084	2,987,055,787

End of year	$2,737,724,967	$2,788,957,084

Accumulated undistributed net investment income at end of year	$8,489,306	$25,359,892

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,048,798	$4,148,260
Dividends reinvested	3,228,895	2,911,836
Cost of shares redeemed	(4,491,179)	(4,474,211)

Total Class I Shares	3,786,514	2,585,885

Class II Shares
Proceeds from shares issued	18,584,932	25,373,638
Dividends reinvested	255,813,335	244,874,195
Cost of shares redeemed	(246,992,156)	(193,539,010)

Total Class II Shares	27,406,111	76,708,823

Change in net assets from capital transactions	$31,192,625	$79,294,708

SHARE TRANSACTIONS:
Class I Shares
Issued	473,019	346,955
Reinvested	308,865	265,779
Redeemed	(409,164)	(375,257)

Total Class I Shares	372,720	237,477

Class II Shares
Issued	1,726,306	2,144,556
Reinvested	24,541,582	22,404,574
Redeemed	(22,908,612)	(16,342,502)

Total Class II Shares	3,359,276	8,206,628

Total change in shares	3,731,996	8,444,105

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2016	$10.87	0.21	0.51	0.72	(0.30)	(0.77)	(1.07)	$10.52	6.82%		$35,809,058	0.28%	1.93%	0.35%	9.38%
Year Ended December 31, 2015	$12.03	0.15	(0.27)	(0.12)	(0.35)	(0.69)	(1.04)	$10.87	(0.98%	)	$32,950,305	0.28%	1.25%	0.28%	14.69%
Year Ended December 31, 2014	$12.07	0.19	0.38	0.57	(0.31)	(0.30)	(0.61)	$12.03	4.66%		$33,626,104	0.28%	1.59%	0.28%	6.14%
Year Ended December 31, 2013	$10.65	0.16	1.73	1.89	(0.19)	(0.28)	(0.47)	$12.07	17.98%		$29,785,972	0.28%	1.41%	0.28%	4.60%
Year Ended December 31, 2012	$9.76	0.13	1.09	1.22	(0.16)	(0.17)	(0.33)	$10.65	12.45%		$22,401,147	0.29%	1.21%	0.29%	9.52%

Class II Shares
Year Ended December 31, 2016	$10.85	0.19	0.52	0.71	(0.29)	(0.77)	(1.06)	$10.50	6.74%		$2,701,915,909	0.37%	1.75%	0.60%	9.38%
Year Ended December 31, 2015	$12.01	0.14	(0.27)	(0.13)	(0.34)	(0.69)	(1.03)	$10.85	(1.07%	)	$2,756,006,779	0.37%	1.15%	0.53%	14.69%
Year Ended December 31, 2014	$12.05	0.17	0.38	0.55	(0.29)	(0.30)	(0.59)	$12.01	4.57%		$2,953,429,683	0.37%	1.43%	0.53%	6.14%
Year Ended December 31, 2013	$10.64	0.15	1.72	1.87	(0.18)	(0.28)	(0.46)	$12.05	17.80%		$2,932,675,407	0.37%	1.32%	0.53%	4.60%
Year Ended December 31, 2012	$9.75	0.12	1.09	1.21	(0.15)	(0.17)	(0.32)	$10.64	12.37%		$2,271,186,975	0.38%	1.14%	0.54%	9.52%

(a)	Per share calculations were performed using average shares method.
(b)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements

14

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Moderate Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risks. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “ Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

15

Notes to Financial Statements (Continued)

December 31, 2016

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

16

Notes to Financial Statements (Continued)

December 31, 2016

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

17

Notes to Financial Statements (Continued)

December 31, 2016

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Affiliated Investments
$—	$8,344,786	$(8,344,786)

Amount designated as “—“ is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

18

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

Effective May 1, 2016, the Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2017. During the period ended December 31, 2016, the waiver of such investment advisory fees by NFA amounted to $1,839,219, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.19%, and after contractual fee waivers was 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $626,154 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

19

Notes to Financial Statements (Continued)

December 31, 2016

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $11,740.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2017. During the year ended December 31, 2016, the waiver of such distribution fees by NFD amounted to $4,310,286, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.12% and 0.12% for Class I and Class II shares, respectively, for a total amount of $3,203,082.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

20

Notes to Financial Statements (Continued)

December 31, 2016

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at December 31, 2016	Shares at December 31, 2016	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions
NVIT Multi-Manager International Growth Fund, Class Y	$223,542,296	$9,542,254	$8,874,027	$211,701,212	21,892,576	$3,496,318	$2,576,421	$4,732,783
NVIT Multi-Manager International Value Fund, Class Y	242,927,433	14,126,434	8,881,905	253,425,381	26,316,239	8,284,098	(156,856)	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	390,302,316	60,829,109	18,215,583	383,858,757	34,959,814	3,813,487	6,248,975	54,675,045
NVIT Multi-Manager Large Cap Value Fund, Class Y	443,161,006	54,499,104	68,619,972	443,141,001	43,402,645	8,300,776	13,607,111	46,155,334
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	80,937,295	12,942,356	5,545,182	84,502,898	8,252,236	—	22,099	9,241,193
NVIT Multi-Manager Mid Cap Value Fund, Class Y	168,599,226	16,985,028	25,309,673	171,152,699	16,025,534	2,685,178	1,090,032	14,299,850
NVIT Multi-Manager Small Cap Growth Fund, Class Y	28,031,573	6,574,714	2,770,131	28,366,042	1,780,668	—	276,568	5,845,725
NVIT Multi-Manager Small Cap Value Fund, Class Y	55,920,201	5,820,902	7,705,579	61,739,006	4,138,003	435,811	2,517,286	5,385,091
NVIT Multi-Manager Small Company Fund, Class Y	28,313,168	4,220,444	3,715,937	30,593,022	1,421,609	129,145	1,184,131	4,091,299
Nationwide Bond Fund, Institutional Class	86,289,797	29,788,889	8,853,518	107,277,333	11,186,375	2,465,424	16,132	413,298
NVIT Core Bond Fund, Class Y	338,024,221	14,293,843	39,956,470	319,335,185	29,984,524	10,381,288	1,239,044	563,405
NVIT Core Plus Bond Fund, Class Y	421,751,874	22,356,690	46,080,027	399,159,477	35,799,056	12,979,653	722,433	1,632,697
NVIT Short Term Bond Fund, Class Y	282,037,030	4,954,818	45,371,489	244,352,134	23,769,663	4,954,818	(153,298)	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

21

Notes to Financial Statements (Continued)

December 31, 2016

6.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $256,934,585 and sales of $289,899,493 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$73,065,521	$185,976,709	$259,042,230	$—	$259,042,230

Amount designated as “—” is zero or has been rounded to zero.

* Ordinary income amounts include net short-term capital gains, if any.

22

Notes to Financial Statements (Continued)

December 31, 2016

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$82,538,590	$165,247,441	$247,786,031	$—	$247,786,031

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$8,489,306	$168,114,600	$176,603,906	$—	$15,137,404	$191,741,310

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,723,466,743	$111,529,139	$(96,391,735)	$15,137,404

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Cardinal Moderate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Moderate Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

24

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 29.60%.

The Fund designates $185,976,709 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $11,508,611 or $0.0441 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $799,988 or $0.0030 per outstanding share.

25

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

26

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

27

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

28

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

29

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

30

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

31

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

32

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

33

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

35

Annual Report

December 31, 2016

NVIT CardinalSM Moderately Aggressive Fund

AR-CD-MAG 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Moderately Aggressive Fund

For the annual period ended December 31, 2016, the NVIT Cardinal Moderately Aggressive Fund (Class II) returned 7.59% versus 7.67% for its blended benchmark, 55% Russell 3000® Index, 25% MSCI EAFE® Index, 15% Bloomberg Barclays U.S. Aggregate Bond Index and 5% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 219 funds as of December 31, 2016) was 7.15% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Since the Fund’s target allocation is 80% equity investments and 20% fixed-income investments, the Fund’s return was most influenced by the general strength across global equity markets during the annual reporting period, particularly in the United States.

Within equities, the Fund allocates to both growth and value investment strategies across U.S. large-capitalization and mid-cap equities, as well as international equities. In each of those categories, value strategies outperformed their growth-oriented peers for the reporting period. The Fund historically has allocated to both investment styles for diversification purposes, but has tilted the allocations more to value. This value positioning was a significant contributor to returns throughout 2016.

From a value equities standpoint, the Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund, the NVIT Multi-Manager Mid Cap Value Fund and the NVIT Multi-Manager Small Cap Value Fund posted strong returns for the reporting period at 16.55%, 17.93% and 26.20% (all Class Y), respectively. These underlying funds contributed 3.15%, 1.26% and 0.79%, respectively, to total Fund performance. Returns for the period in the NVIT Multi-Manager Large Cap Value Fund were driven by a rebound in the energy sector and strong performance in the financials and utilities sectors.

Growth strategies lagged their value counterparts during the reporting period, but three of the Fund’s four growth strategies posted positive performance for the year. The NVIT Multi-Manager International Growth Fund (Class Y), which registered -2.07%, was the sole detractor for the period as stocks in the consumer discretionary and health care sectors weighed on performance. International developed markets struggled throughout the reporting period with concerns over the state of the European Union (particularly after the UK vote to exit the EU), stagnant growth in many countries, negative yields on sovereign debt, persistently high unemployment rates and other macroeconomic factors.

All three of the Fund’s underlying fixed-income investments posted positive returns in 2016, with the NVIT Core Bond Fund (Class Y, which returned 5.51%) and the NVIT Core Plus Bond Fund (Class Y, up 3.84%) leading the way. These underlying funds contributed 0.44% and 0.38%, respectively, to total Fund return. The NVIT Core Bond Fund invests in U.S. intermediate-term, investment-grade bonds; this underlying fund’s 2016 return (Class Y) outperformed that of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, by 286 basis points. The NVIT Core Plus Bond Fund (which is pegged to the same benchmark as the NVIT Core Bond Fund) also invests in a blend of U.S. intermediate-term bonds — both investment-grade and high-yield; Class Y shares of this fund outperformed the fund’s benchmark by 119 basis points for the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*	As of November 15, 2016.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying

4

Fund Commentary (con’t.)	NVIT CardinalSM Moderately Aggressive Fund

funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT CardinalSM Moderately Aggressive Fund

Asset Allocation†

Equity Funds	80.7%
Fixed Income Funds	19.3%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Value Fund, Class Y	19.1%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	16.0%
NVIT Multi-Manager International Value Fund, Class Y	14.2%
NVIT Multi-Manager International Growth Fund, Class Y	11.8%
NVIT Core Plus Bond Fund, Class Y	9.6%
NVIT Core Bond Fund, Class Y	7.8%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	7.1%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	5.1%
NVIT Multi-Manager Small Cap Value Fund, Class Y	3.1%
NVIT Multi-Manager Small Company Fund, Class Y	2.1%
Other Holdings	4.1%
100.0%

Objective

The Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class II) returned 7.59%, underperforming its blended benchmark by 0.08% and outperforming the Lipper peer category median by 0.44%

•	11 of the Fund’s 12 underlying investments posted a positive return

•	Only the Fund’s underlying investment in the NVIT Multi-Manager International Growth Fund was a negative contributor to performance.

•	All three of the Fund’s underlying fixed-income investments were positive contributors to the Fund’s overall returns

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	NVIT CardinalSM Moderately Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	Inception[2]
Class I	7.69%	9.64%	5.37%
Class II	7.59%	9.55%	5.27%
Russell 3000® Index	12.74%	14.67%	8.55%
Blended Index	7.67%	10.12%	5.67%
CPI	2.07%	1.36%	1.41%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.09%	0.99%
Class II	1.34%	1.08%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont’d)	NVIT CardinalSM Moderately Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Moderately Aggressive Fund since inception through 12/31/16 versus performance of the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 55% Russell 3000® Index, 25% MSCI EAFE® Index, 15% Bloomberg Barclays U.S. Aggregate Bond Index and 5% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

8

Shareholder Expense Example	NVIT CardinalSM Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Moderately Aggressive Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class I Shares	Actual	(b)	1,000.00	1,065.70	1.56	0.30
	Hypothetical	(b)(c)	1,000.00	1,023.63	1.53	0.30
Class II Shares	Actual	(b)	1,000.00	1,064.70	2.02	0.39
	Hypothetical	(b)(c)	1,000.00	1,023.18	1.98	0.39

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

NVIT CardinalSM Moderately Aggressive Fund

Investment Companies 100.0%

	Shares	Market Value

Equity Funds 80.7%
NVIT Multi-Manager International Growth Fund, Class Y (a)	5,232,743	$50,600,628
NVIT Multi-Manager International Value Fund, Class Y (a)	6,293,144	60,602,978
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	6,230,586	68,411,836
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	8,003,562	81,716,368
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	2,133,949	21,851,635
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	2,849,492	30,432,577
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	552,423	8,800,093
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	895,030	13,353,852
NVIT Multi-Manager Small Company Fund, Class Y (a)	421,773	9,076,561

Total Equity Funds (cost $340,998,488)		344,846,528

Fixed Income Funds 19.3%
Nationwide Bond Fund, Institutional Class (a)	870,201	8,345,228
NVIT Core Bond Fund, Class Y (a)	3,112,653	33,149,753
NVIT Core Plus Bond Fund, Class Y (a)	3,699,222	41,246,326

Total Fixed Income Funds (cost $85,443,081)		82,741,307

Total Investment Companies (cost $426,441,569)		427,587,835

Total Investments (cost $426,441,569) (b) — 100.0%		427,587,835
Liabilities in excess of other assets — 0.0%†		(158,292)

NET ASSETS — 100.0%		$427,429,543

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2016

NVIT CardinalSM Moderately Aggressive Fund
Assets:
Investments in affiliates, at value (cost $426,441,569)	$427,587,835
Receivable for capital shares issued	107,184
Reimbursement from investment adviser (Note 3)	805
Prepaid expenses	759

Total Assets	427,696,583

Liabilities:
Payable for investments purchased	60,980
Payable for capital shares redeemed	46,205
Accrued expenses and other payables:
Investment advisory fees	38,085
Fund administration fees	11,280
Distribution fees	28,729
Administrative servicing fees	54,713
Accounting and transfer agent fees	70
Custodian fees	2,689
Compliance program costs (Note 3)	449
Professional fees	10,862
Printing fees	5,853
Other	7,125

Total Liabilities	267,040

Net Assets	$427,429,543

Represented by:
Capital	$391,403,609
Accumulated undistributed net investment income	1,479,759
Accumulated net realized gains from affiliated investments	33,399,909
Net unrealized appreciation/(depreciation) from investments in affiliates	1,146,266

Net Assets	$427,429,543

Net Assets:
Class I Shares	$54,164,767
Class II Shares	373,264,776

Total	$427,429,543

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	5,920,258
Class II Shares	40,840,883

Total	46,761,141

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.15
Class II Shares	$9.14

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2016

NVIT CardinalSM Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$8,304,932

Total Income	8,304,932

EXPENSES:
Investment advisory fees	849,059
Fund administration fees	131,688
Distribution fees Class II Shares	938,557
Administrative servicing fees Class I Shares	58,491
Administrative servicing fees Class II Shares	440,797
Professional fees	29,940
Printing fees	9,947
Trustee fees	12,966
Custodian fees	16,261
Accounting and transfer agent fees	487
Compliance program costs (Note 3)	1,839
Other	17,410

Total expenses before fees waived and expenses reimbursed	2,507,442

Distribution fees waived — Class II (Note 3)	(600,679)
Investment advisory fees waived (Note 3)	(287,017)
Expenses reimbursed by adviser (Note 3)	(8,348)

Net Expenses	1,611,398

NET INVESTMENT INCOME	6,693,534

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated Underlying Funds	29,085,202
Net realized gains from investment transactions with affiliates	6,422,900

Net realized gains from affiliated investments	35,508,102

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(11,434,241)

Net realized/unrealized gains from affiliated investments	24,073,861

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$30,767,395

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT CardinalSM Moderately Aggressive Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$6,693,534	$4,164,940
Net realized gains from affiliated investments	35,508,102	39,878,979
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(11,434,241)	(50,519,028)

Change in net assets resulting from operations	30,767,395	(6,475,109)

Distributions to Shareholders From:
Net investment income:
Class I	(1,392,290)	(1,542,703)
Class II	(9,624,979)	(12,291,354)
Net realized gains:
Class I	(4,200,701)	(4,736,375)
Class II	(31,390,399)	(38,450,178)

Change in net assets from shareholder distributions	(46,608,369)	(57,020,610)

Change in net assets from capital transactions	5,130,113	43,021,464

Change in net assets	(10,710,861)	(20,474,255)

Net Assets:
Beginning of year	438,140,404	458,614,659

End of year	$427,429,543	$438,140,404

Accumulated undistributed net investment income at end of year	$1,479,759	$4,335,684

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$7,542,375	$7,791,226
Dividends reinvested	5,592,991	6,279,078
Cost of shares redeemed	(4,124,434)	(7,764,382)

Total Class I Shares	9,010,932	6,305,922

Class II Shares
Proceeds from shares issued	10,581,074	27,793,744
Dividends reinvested	41,015,378	50,741,532
Cost of shares redeemed	(55,477,271)	(41,819,734)

Total Class II Shares	(3,880,819)	36,715,542

Change in net assets from capital transactions	$5,130,113	$43,021,464

13

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Moderately Aggressive Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	809,518	718,084
Reinvested	622,832	655,136
Redeemed	(437,769)	(733,226)

Total Class I Shares	994,581	639,994

Class II Shares
Issued	1,121,882	2,652,824
Reinvested	4,574,619	5,304,359
Redeemed	(5,931,904)	(3,861,020)

Total Class II Shares	(235,403)	4,096,163

Total change in shares	759,178	4,736,157

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2016	$9.53	0.17	0.52	0.69	(0.25)	(0.82)	(1.07)	$9.15	7.69%		$54,164,767	0.30%	1.77%	0.37%	11.44%
Year Ended December 31, 2015	$11.12	0.11	(0.28)	(0.17)	(0.34)	(1.08)	(1.42)	$9.53	(1.43%)		$46,956,263	0.30%	0.99%	0.30%	14.83%
Year Ended December 31, 2014	$11.88	0.18	0.38	0.56	(0.30)	(1.02)	(1.32)	$11.12	4.66%		$47,662,660	0.30%	1.52%	0.30%	16.21%
Year Ended December 31, 2013	$10.13	0.14	2.29	2.43	(0.18)	(0.50)	(0.68)	$11.88	24.35%		$45,578,125	0.30%	1.28%	0.30%	13.47%
Year Ended December 31, 2012	$9.18	0.09	1.25	1.34	(0.13)	(0.26)	(0.39)	$10.13	14.67%		$33,645,683	0.30%	0.94%	0.30%	8.85%

Class II Shares
Year Ended December 31, 2016	$9.52	0.15	0.53	0.68	(0.24)	(0.82)	(1.06)	$9.14	7.59%		$373,264,776	0.39%	1.55%	0.62%	11.44%
Year Ended December 31, 2015	$11.11	0.10	(0.28)	(0.18)	(0.33)	(1.08)	(1.41)	$9.52	(1.51%	)	$391,184,141	0.39%	0.91%	0.55%	14.83%
Year Ended December 31, 2014	$11.87	0.16	0.38	0.54	(0.28)	(1.02)	(1.30)	$11.11	4.56%		$410,951,999	0.39%	1.37%	0.55%	16.21%
Year Ended December 31, 2013	$10.12	0.12	2.30	2.42	(0.17)	(0.50)	(0.67)	$11.87	24.28%		$429,925,332	0.39%	1.11%	0.55%	13.47%
Year Ended December 31, 2012	$9.17	0.08	1.25	1.33	(0.12)	(0.26)	(0.38)	$10.12	14.59%		$379,203,538	0.39%	0.81%	0.55%	8.85%

(a)	Per share calculations were performed using average shares method.
(b)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Moderately Aggressive Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risks. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

16

Notes to Financial Statements (Continued)

December 31, 2016

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its

17

Notes to Financial Statements (Continued)

December 31, 2016

designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31,

18

Notes to Financial Statements (Continued)

December 31, 2016

2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Affiliated Investments
$—	$1,467,810	$(1,467,810)

Amount designated as “—“ is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

19

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

Effective May 1, 2016, the Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2017. During the period ended December 31, 2016, the waiver of such investment advisory fees by NFA amounted to $287,017, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before contractual fee waivers and expense reimbursements was 0.20%, after contractual fee waivers was 0.13%, and after contractual fee waivers and expense reimbursements was 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Total
$—	$—	$8,348	$8,348

Amounts designated as “—” are zero, or have been rounded to zero.

During the year ended December 31, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

20

Notes to Financial Statements (Continued)

December 31, 2016

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $131,688 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $1,839.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2017. During the year ended December 31, 2016, the waiver of such distribution fees by NFD amounted to $600,679, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.12% and 0.12% for Class I and Class II shares, respectively, for a total amount of $499,288.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

21

Notes to Financial Statements (Continued)

December 31, 2016

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at December 31, 2016	Shares at December 31, 2016	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions
NVIT Multi-Manager International Growth Fund, Class Y	$52,744,597	$3,661,538	$2,782,622	$50,600,628	5,232,743	$829,404	$648,080	$1,116,276
NVIT Multi-Manager International Value Fund, Class Y	61,216,442	3,530,437	5,455,926	60,602,978	6,293,144	2,005,890	(12,071)	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	70,047,268	12,191,570	5,021,897	68,411,836	6,230,586	679,680	1,434,561	9,775,940
NVIT Multi-Manager Large Cap Value Fund, Class Y	83,130,055	10,253,722	14,126,040	81,716,368	8,003,562	1,536,776	2,329,670	8,580,655
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	21,884,986	3,056,951	2,113,148	21,851,635	2,133,949	—	257,217	2,403,591
NVIT Multi-Manager Mid Cap Value Fund, Class Y	30,537,383	3,089,119	5,092,376	30,432,577	2,849,492	482,726	325,908	2,606,393
NVIT Multi-Manager Small Cap Growth Fund, Class Y	8,672,193	2,163,224	978,747	8,800,093	552,423	—	278,849	1,811,984
NVIT Multi-Manager Small Cap Value Fund, Class Y	13,006,493	1,354,559	2,794,877	13,353,852	895,030	97,439	929,215	1,257,120
NVIT Multi-Manager Small Company Fund, Class Y	8,656,397	1,360,054	1,488,895	9,076,561	421,773	40,067	329,003	1,272,036
Nationwide Bond Fund, Institutional Class	8,927,730	383,898	1,028,163	8,345,228	870,201	207,875	(12,324)	32,151
NVIT Core Bond Fund, Class Y	35,365,506	3,015,694	5,925,140	33,149,753	3,112,653	1,078,046	(89,180)	58,728
NVIT Core Plus Bond Fund, Class Y	44,102,207	4,763,964	7,708,979	41,246,326	3,699,222	1,347,029	3,972	170,328

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

22

Notes to Financial Statements (Continued)

December 31, 2016

6.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $48,824,730 and sales of $54,516,810 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$11,017,269	$35,591,100	$46,608,369	$—	$46,608,369

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

23

Notes to Financial Statements (Continued)

December 31, 2016

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$13,834,057	$43,186,553	$57,020,610	$—	$57,020,610

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,479,759	$34,172,779	$35,652,538	$—	$373,396	$36,025,934

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$427,214,439	$19,777,082	$(19,403,686)	$373,396

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Cardinal Moderately Aggressive Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Moderately Aggressive Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

25

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 37.22%.

The Fund designates $35,591,100 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $2,769,797 or $0.0592 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $191,599 or $0.0040 per outstanding share.

26

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

27

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

28

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

29

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

30

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

31

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

32

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

33

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

34

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

35

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

36

Annual Report

December 31, 2016

NVIT CardinalSM Moderately Conservative Fund

AR-CD-MCON 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Moderately Conservative Fund

For the annual period ended December 31, 2016, the NVIT Cardinal Moderately Conservative Fund (Class II) returned 6.00% versus 5.15% for its blended benchmark, 30% Russell 3000® Index, 10% MSCI EAFE® Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index and 25% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 241 funds as of December 31, 2016) was 6.16% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s target allocation is 40% equity investments and 60% fixed-income investments. During the annual reporting period, the Fund’s investments in U.S. equities were the main contributors to performance, although U.S. fixed-income investments also boosted the Fund’s overall return.

Within equities, the Fund allocates to both growth and value investment strategies across U.S. large-capitalization and mid-cap equities, as well as international equities. In each of those categories, value strategies outperformed their growth-oriented peers for the reporting period. The Fund historically has allocated to both investment styles for diversification purposes, but has tilted the allocations more to value. This value positioning was a significant contributor to returns throughout 2016.

From a value equities standpoint, the Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund and the NVIT Multi-Manager Mid Cap Value Fund posted strong returns for the reporting period at 16.55% and 17.93% (both Class Y), respectively. These underlying funds contributed 2.15% and 0.72%, respectively, to total Fund performance. Returns for the period in the NVIT Multi-Manager Large Cap Value Fund were driven by a rebound in the energy sector and strong performance in the financials and utilities sectors.

Growth strategies lagged their value counterparts during the reporting period, but three of the Fund’s four growth strategies posted positive performance for the year. The NVIT Multi-Manager International Growth Fund (Class Y), which registered -2.07%, was the sole detractor for the period as stocks in the consumer discretionary and health care sectors weighed on performance. International developed markets struggled throughout the reporting period with concerns over the state of the European Union (EU) (particularly after the UK vote to exit the EU), stagnant growth in many countries, negative yields on sovereign debt, persistently high unemployment rates and other macroeconomic factors.

All five of the Fund’s underlying fixed-income investments posted positive returns in 2016, with the NVIT Core Bond Fund (Class Y, which returned 5.51%), the NVIT Core Plus Bond Fund (Class Y, up 3.84%) and the NVIT Short Term Bond Fund (Class Y, up 2.97%) leading the way. These underlying funds contributed 0.83%, 0.69% and 0.56%, respectively, to total Fund return. The NVIT Core Bond Fund invests in U.S. intermediate-term, investment-grade bonds; this underlying fund’s 2016 return outperformed that of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, by 286 basis points. The NVIT Core Plus Bond Fund (which is pegged to the same benchmark as the NVIT Core Bond Fund) also invests in a blend of U.S. intermediate-term bonds — both investment-grade and high-yield; Class Y shares of this fund outperformed the fund’s benchmark by 119 basis points for the reporting period. The NVIT Short Term Bond Fund invests in U.S. short-term, investment-grade bonds; this underlying fund’s 2016 return outperformed that of its benchmark, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index, by 169 basis points.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*As	of November 15, 2016.

4

Fund Commentary (con’t.)	NVIT CardinalSM Moderately Conservative Fund

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT CardinalSM Moderately Conservative Fund

Asset Allocation†

Fixed Income Funds	59.5%
Equity Funds	40.5%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Short Term Bond Fund, Class Y	18.9%
NVIT Core Plus Bond Fund, Class Y	17.9%
NVIT Core Bond Fund, Class Y	14.9%
NVIT Multi-Manager Large Cap Value Fund, Class Y	13.0%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	9.0%
NVIT Multi-Manager International Value Fund, Class Y	6.1%
Nationwide Bond Fund, Institutional Class	5.9%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	4.1%
NVIT Multi-Manager International Growth Fund, Class Y	3.9%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	2.1%
Other Holdings	4.2%
100.0%

Objective

The Fund seeks a high level of total return consistent with a moderately conservative level of risk.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class II) returned 6.00%, outperforming its blended benchmark by 0.85% and underperforming the Lipper peer category median by 0.16%

•	12 of the Fund’s 13 underlying investments posted a positive return

•	Only the Fund’s underlying investment in the NVIT Multi-Manager International Growth Fund was a negative contributor to performance

•	All five of the Fund’s underlying fixed-income investments were positive contributors to the Fund’s overall returns

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	NVIT CardinalSM Moderately Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	Inception[2]
Class I	5.99%	6.06%	4.61%
Class II	6.00%	5.97%	4.53%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	1.97%
Blended Index	5.15%	6.09%	4.90%
CPI	2.07%	1.36%	1.41%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.94%	0.84%
Class II	1.19%	0.93%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT CardinalSM Moderately Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Moderately Conservative Fund since inception through 12/31/16 versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index, the Blended Index* and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 30% Russell 3000® Index, 10% MSCI EAFE® Index, 35% BBgBarc U.S. Aggregate Bond Index and 25% BBgBarc U.S. 1-3 Year Government/Credit Bond Index.

8

Shareholder Expense Example	NVIT CardinalSM Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Moderately Conservative Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16(a)	Expense Ratio During Period (%) 07/01/16 - 12/31/16(a)
Class I Shares	Actual	(b)	1,000.00	1,029.90	1.48	0.29
	Hypothetical	(b)(c)	1,000.00	1,023.68	1.48	0.29
Class II Shares	Actual	(b)	1,000.00	1,029.90	1.94	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.23	1.93	0.38

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

NVIT CardinalSM Moderately Conservative Fund

Investment Companies 100.0%

	Shares	Market Value

Equity Funds 40.5%
NVIT Multi-Manager International Growth Fund, Class Y (a)	3,428,640	$33,154,952
NVIT Multi-Manager International Value Fund, Class Y (a)	5,343,981	51,462,535
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	6,934,483	76,140,628
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	10,743,695	109,693,126
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	1,698,665	17,394,331
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	3,241,835	34,622,797
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	627,560	9,363,189
NVIT Multi-Manager Small Company Fund, Class Y (a)	435,092	9,363,189

Total Equity Funds (cost $330,357,516)		341,194,747

Fixed Income Funds 59.5%
Nationwide Bond Fund, Institutional Class (a)	5,182,665	49,701,756
Nationwide Inflation-Protected Securities Fund, Institutional Class* (a)	1,714,061	16,643,531
NVIT Core Bond Fund, Class Y (a)	11,736,721	124,996,077
NVIT Core Plus Bond Fund, Class Y (a)	13,475,381	150,250,494
NVIT Short Term Bond Fund, Class Y (a)	15,496,658	159,305,649

Total Fixed Income Funds (cost $514,961,230)		500,897,507

Total Investment Companies (cost $845,318,746)		842,092,254

Total Investments (cost $845,318,746) (b) — 100.0%		842,092,254
Liabilities in excess of other assets — 0.0%†		(292,680)

NET ASSETS — 100.0%		$841,799,574

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2016

NVIT CardinalSM Moderately Conservative Fund
Assets:
Investments in affiliates, at value (cost $845,318,746)	$842,092,254
Receivable for investments sold	410,830
Prepaid expenses	1,506

Total Assets	842,504,590

Liabilities:
Payable for capital shares redeemed	410,830
Accrued expenses and other payables:
Investment advisory fees	71,425
Fund administration fees	18,752
Distribution fees	63,690
Administrative servicing fees	107,331
Accounting and transfer agent fees	112
Custodian fees	5,301
Compliance program costs (Note 3)	892
Professional fees	11,987
Printing fees	6,970
Other	7,726

Total Liabilities	705,016

Net Assets	$841,799,574

Represented by:
Capital	$809,104,360
Accumulated undistributed net investment income	2,102,141
Accumulated net realized gains from affiliated investments	33,819,565
Net unrealized appreciation/(depreciation) from investments in affiliates	(3,226,492)

Net Assets	$841,799,574

Net Assets:
Class I Shares	$7,837,467
Class II Shares	833,962,107

Total	$841,799,574

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	744,766
Class II Shares	79,268,461

Total	80,013,227

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.52
Class II Shares	$10.52

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2016

NVIT CardinalSM Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$18,926,126

Total Income	18,926,126

EXPENSES:
Investment advisory fees	1,685,813
Fund administration fees	221,204
Distribution fees Class II Shares	2,088,963
Administrative servicing fees Class I Shares	8,550
Administrative servicing fees Class II Shares	981,412
Professional fees	46,175
Printing fees	12,552
Trustee fees	25,771
Custodian fees	32,242
Accounting and transfer agent fees	739
Compliance program costs (Note 3)	3,624
Other	25,409

Total expenses before fees waived	5,132,454

Distribution fees waived — Class II (Note 3)	(1,336,941)
Investment advisory fees waived (Note 3)	(568,496)

Net Expenses	3,227,017

NET INVESTMENT INCOME	15,699,109

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated Underlying Funds	31,117,311
Net realized gains from investment transactions with affiliates	4,787,452

Net realized gains from affiliated investments	35,904,763

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(2,763,282)

Net realized/unrealized gains from affiliated investments	33,141,481

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$48,840,590

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT CardinalSM Moderately Conservative Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$15,699,109	$11,949,386
Net realized gains from affiliated investments	35,904,763	39,776,008
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(2,763,282)	(59,902,287)

Change in net assets resulting from operations	48,840,590	(8,176,893)

Distributions to Shareholders From:
Net investment income:
Class I	(205,229)	(219,118)
Class II	(21,645,905)	(21,478,732)
Net realized gains:
Class I	(287,306)	(326,511)
Class II	(33,316,280)	(33,811,176)

Change in net assets from shareholder distributions	(55,454,720)	(55,835,537)

Change in net assets from capital transactions	3,590,741	16,492,145

Change in net assets	(3,023,389)	(47,520,285)

Net Assets:
Beginning of year	844,822,963	892,343,248

End of year	$841,799,574	$844,822,963

Accumulated undistributed net investment income at end of year	$2,102,141	$6,218,455

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,865,765	$2,443,672
Dividends reinvested	492,535	545,629
Cost of shares redeemed	(2,824,134)	(1,585,976)

Total Class I Shares	(465,834)	1,403,325

Class II Shares
Proceeds from shares issued	25,203,696	22,952,925
Dividends reinvested	54,962,185	55,289,908
Cost of shares redeemed	(76,109,306)	(63,154,013)

Total Class II Shares	4,056,575	15,088,820

Change in net assets from capital transactions	$3,590,741	$16,492,145

SHARE TRANSACTIONS:
Class I Shares
Issued	173,934	210,628
Reinvested	46,682	50,797
Redeemed	(266,443)	(138,065)

Total Class I Shares	(45,827)	123,360

Class II Shares
Issued	2,372,523	2,017,950
Reinvested	5,213,869	5,149,052
Redeemed	(7,119,329)	(5,584,720)

Total Class II Shares	467,063	1,582,282

Total change in shares	421,236	1,705,642

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderately Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2016	$10.62	0.22	0.41	0.63	(0.29)	(0.44)	(0.73)	$10.52	5.99%		$7,837,467	0.29%	2.04%	0.36%	11.84%
Year Ended December 31, 2015	$11.46	0.17	(0.27)	(0.10)	(0.29)	(0.45)	(0.74)	$10.62	(0.88%	)	$8,393,854	0.29%	1.53%	0.29%	12.86%
Year Ended December 31, 2014	$11.57	0.19	0.30	0.49	(0.29)	(0.31)	(0.60)	$11.46	4.17%		$7,647,140	0.29%	1.64%	0.29%	8.83%
Year Ended December 31, 2013	$10.80	0.18	1.04	1.22	(0.21)	(0.24)	(0.45)	$11.57	11.33%		$6,331,385	0.30%	1.56%	0.30%	10.12%
Year Ended December 31, 2012	$10.15	0.18	0.84	1.02	(0.18)	(0.19)	(0.37)	$10.80	10.13%		$4,955,966	0.30%	1.69%	0.30%	11.52%

Class II Shares
Year Ended December 31, 2016	$10.61	0.20	0.43	0.63	(0.28)	(0.44)	(0.72)	$10.52	6.00%		$833,962,107	0.38%	1.86%	0.61%	11.84%
Year Ended December 31, 2015	$11.46	0.15	(0.27)	(0.12)	(0.28)	(0.45)	(0.73)	$10.61	(1.06%	)	$836,429,109	0.38%	1.35%	0.54%	12.86%
Year Ended December 31, 2014	$11.57	0.17	0.31	0.48	(0.28)	(0.31)	(0.59)	$11.46	4.08%		$884,696,108	0.38%	1.47%	0.54%	8.83%
Year Ended December 31, 2013	$10.80	0.16	1.05	1.21	(0.20)	(0.24)	(0.44)	$11.57	11.24%		$842,622,400	0.39%	1.40%	0.55%	10.12%
Year Ended December 31, 2012	$10.15	0.16	0.85	1.01	(0.17)	(0.19)	(0.36)	$10.80	10.04%		$735,742,221	0.39%	1.49%	0.55%	11.52%

(a)	Per share calculations were performed using average shares method.
(b)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Moderately Conservative Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund of funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risks. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

15

Notes to Financial Statements (Continued)

December 31, 2016

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2016, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

16

Notes to Financial Statements (Continued)

December 31, 2016

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

17

Notes to Financial Statements (Continued)

December 31, 2016

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Affiliated Investments
$—	$2,035,711	$(2,035,711)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

18

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

Effective May 1, 2016, the Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2017. During the period ended December 31, 2016, the waiver of such investment advisory fees by NFA amounted to $568,496 for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.20%, and after contractual fee waivers was 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $221,204 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

19

Notes to Financial Statements (Continued)

December 31, 2016

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $3,624.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2017. During the year ended December 31, 2016, the waiver of such distribution fees by NFD amounted to $1,336,941 for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.12% and 0.12% for Class I and Class II shares, respectively, for a total amount of $989,962.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

20

Notes to Financial Statements (Continued)

December 31, 2016

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at December 31, 2016	Shares at December 31, 2016	Dividend Income	Realized Gain/ (Loss)	Capital Gain Distributions
NVIT Multi-Manager International Growth Fund, Class Y	$33,783,333	$2,154,335	$832,886	$33,154,952	3,428,640	$543,180	$149,763	$730,776
NVIT Multi-Manager International Value Fund, Class Y	50,318,170	6,272,617	6,516,296	51,462,535	5,343,981	1,703,433	(535,299)	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	75,602,312	13,988,382	3,829,788	76,140,628	6,934,483	758,138	969,700	10,864,209
NVIT Multi-Manager Large Cap Value Fund, Class Y	108,898,701	18,633,656	21,807,673	109,693,126	10,743,695	2,065,354	3,301,837	11,554,239
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	16,648,311	2,574,002	1,049,728	17,394,331	1,698,665	—	3,148	1,913,312
NVIT Multi-Manager Mid Cap Value Fund, Class Y	33,409,982	3,491,454	4,502,374	34,622,797	3,241,835	548,421	189,895	2,943,032
NVIT Multi-Manager Small Cap Value Fund, Class Y	8,235,314	995,322	1,042,301	9,363,189	627,560	67,237	350,195	833,251
NVIT Multi-Manager Small Company Fund, Class Y	8,271,458	1,543,712	985,026	9,363,189	435,092	39,772	238,554	1,264,331
Nationwide Bond Fund, Institutional Class	25,715,193	26,708,887	2,328,008	49,701,756	5,182,665	1,025,417	6,688	191,481
Nationwide Inflation-Protected Securities Fund, Institutional Class	17,117,187	—	1,236,107	16,643,531	1,714,061	—	36,917	—
NVIT Core Bond Fund, Class Y	127,529,014	6,011,630	11,117,793	124,996,077	11,736,721	4,058,773	78,638	217,509
NVIT Core Plus Bond Fund, Class Y	152,979,205	9,943,685	12,953,085	150,250,494	13,475,381	4,885,205	141,295	605,171
NVIT Short Term Bond Fund, Class Y	186,597,379	7,711,792	36,865,883	159,305,649	15,496,658	3,231,196	(143,879)	—
Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to by such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

21

Notes to Financial Statements (Continued)

December 31, 2016

6.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $100,029,474 and sales of $105,066,948 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$22,054,835	$33,399,885	$55,454,720	$—	$55,454,720

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

22

Notes to Financial Statements (Continued)

December 31, 2016

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$21,701,657	$34,133,880	$55,835,537	$—	$55,835,537

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/(Deficit)
$2,102,141	$34,258,833	$36,360,974	$—	$(3,665,760)	$32,695,214

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$845,758,014	$23,618,227	$(27,283,987)	$(3,665,760)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Cardinal Moderately Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Moderately Conservative Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

24

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 21.95%.

The Fund designates $33,399,885 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $2,193,959 or $0.0274 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $142,943 or $0.0017 per outstanding share.

25

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

26

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

27

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

28

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

29

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

30

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

31

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

32

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

33

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

35

Annual Report

December 31, 2016

NVIT Emerging Markets Fund

AR-EM 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Emerging Markets Fund

For the annual period ended December 31, 2016, the NVIT Emerging Markets Fund (Class I) returned 7.72% versus 11.19% for its benchmark, the MSCI Emerging Markets® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Emerging Markets Funds (consisting of 77 funds as of December 31, 2016) was 9.06% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: Lazard Asset Management LLC and Standard Life Investments (Corporate Funds) Limited

The following commentary is provided by Lazard Asset Management LLC

Following a year of heightened deflationary pressures and concerns over the sustainability of world economic activity, equities in the developing world were able to rebound in 2016. The improvement was caused primarily by some adjustments in political policy in several countries, most prominently Brazil and Russia, coupled with a stabilizing trend in commodity prices. Over the period from February 9 through December 31, 2016, the MSCI Emerging Markets Index increased 20.9%, as measured in U.S. dollar terms. However, in contrast to most of the past three years, Asian markets recorded the worst regional return, rising by just under 16%. Latin American markets were dominated by returns in Brazil, and rose by 39%, while eastern European markets were aided by a strong rebound in Russia and increased by almost 38%. The year began with unsuccessful efforts by the Peoples’ Bank of China (PBOC) to significantly devalue the renminbi, which shook global markets. Investors witnessed several commodities’ prices bottoming in the first quarter and then prices subsequently increased as capacity was removed. The Brexit vote, resulting in a requirement that the United Kingdom leave the European Union in the near future, also surprised investors but did not, up to this point, destabilize emerging markets. An unsuccessful coup in Turkey caused market disruption as President Erdogan made efforts to remove members of the Gulen movement from government office. In November, the election of Donald Trump as president of the United States, had the effects of increasing confidence in U.S. economic activity and the U.S. dollar, and, again, pressuring several developing markets currencies, especially the Mexican peso and Chinese renminbi.

In Asia, the election of Philippine President Duterte and his unusual law and order as well as defense policies and rhetoric resulted in poor returns. The 1Malaysia Development Berhad (1MDB) Scandal held back equity returns in Malaysia. Indian Prime Minister Modi’s decision to prohibit larger currency bills as a means of decreasing the informal economy and raise tax receipts also caused some market disruption. Chinese shares were adversely affected by the devaluation efforts of the PBOC but also suffered from ongoing economic lethargy and a tightening in liquidity. Several Asian markets, however, performed well. Indonesian stocks rebounded after considerable weakness in 2015. The Taiwanese market benefited especially from technology companies’ increased demand for sophisticated integrated circuits. Despite King Bhumibol Adulyadej’s death, Thai shares rebounded on signs of improving economic activity.

The Mexican market suffered greatly during the period as Donald Trump threatened to renegotiate the NAFTA trade agreement. Elsewhere in Latin America, markets finished considerably higher based on commodity price recovery and improved political trends. In Peru, market-friendly candidate Pedro Pablo Kuczynski narrowly won the presidency. The biggest change, however, happened in Brazil. A telephone conversation between President Dilma Rousseff

4

Fund Commentary (con’t.)	NVIT Emerging Markets Fund

and former President Lula, allegedly protecting him from an investigation, was leaked in March, setting in motion Rousseff’s ultimate impeachment. This had the effect of markedly strengthening the Brazilian real as well as share prices as investors became much less pessimistic about the economic trends. As a result, Brazilian equities rose by 74% during the period, outperforming all other emerging markets.

Returns were more mixed across the eastern European, Middle East and African markets. Lack of policy direction in Greece resulted in more weakness there. A decision to completely float the pound caused a near 100% currency devaluation and considerable market weakness in Egypt. The unsuccessful coup attempt in Turkey and subsequent political and economic turbulence resulted in another weak year for that market. An apparent dispute between President Zuma and Finance Minister Gordhan over corruption weakened equity prices in South Africa until the release of a report in November that found serious evidence of graft in Zuma’s government. The market then rallied on the higher likelihood that he will not run again and finished up nearly 29% for the period. Russian shares rose by more than 70% in the period, aided by strengthening crude oil prices, conservative fiscal policies and the possibility of improving relations with the United States following the election of Donald Trump.

By sector, the energy, materials, and information technology stocks recorded strong returns. Health care, consumer staples, and telecommunication services sectors performed particularly poorly.

During the period, Russian integrated oil company Lukoil increased as its third-quarter results showed better-than-expected free cash flow; the company’s newly commissioned Caspian oil field is performing ahead of expectations. Largan Precision, a Taiwanese supplier of camera lens modules for smartphones, rose due to its improved growth outlook for higher-spec camera lens and dual camera adoption. Brazilian petrochemical company Braskem rose following the resolution of legal liabilities around Brazil’s corruption investigation, robust cash flow from higher petrochemical spreads in the third quarter, and strong performance of the company’s new ethylene plant in Mexico for the quarter. Korea-based Samsung Electronics was a top performer after strong third-quarter results reaffirmed an improving growth outlook driven by the company’s strong semiconductor and display businesses, while growing optimism on a shareholder return policy and potential group restructuring also helped. Tata Motors, an Indian automobile original equipment manufacturer (OEM) and owner of the Jaguar Land Rover (JLR) brand, outperformed due to better-than-expected earnings for its JLR unit. Stock selection in India, Taiwan, and Indonesia and in the information technology and telecommunication services sectors was positive for performance.

In contrast, KEPCO Plant Service & Engineering, a maintenance services provider for power and industrial plants in Korea, underperformed after reporting an earnings miss driven by an unexpected increase in labor expenses. Gruma, a Mexico-based multinational company specializing in corn flour and tortillas with a large presence in the United States, declined as investors took profits earlier in the year. Additionally, the election victory for Donald Trump weakened Mexican equities and the currency. Shares of Chinese water utility company CT Environmental came under pressure following a report issued by a short-seller questioning the company’s financial performance and management’s integrity. Shares of Alsea, a Mexican fast casual dining operator, declined due to a weakening of the peso following the election victory of Donald Trump. Hyundai Department Store, a Korean department store operator, declined amid concerns it would bid on and win a new duty-free shop license in an industry that already faces oversupply. Stock selection in China, Brazil and Thailand, as well as in the consumer discretionary, staples and financials sectors, hurt returns. Additionally, an underweight to Brazil and South Africa and an overweight to Mexico detracted from returns.

Subadviser:

Lazard Asset Management LLC

5

Fund Commentary	NVIT Emerging Markets Fund

Portfolio Managers:

Thomas Boyle; Paul Rogers, CFA; and Stephen Russell, CFA

The following commentary is provided by Standard Life Investments (Corporate Funds) Limited

The prospect of U.S. rate hikes and renewed fears about global growth as China’s currency depreciated caused valuations to decline to extremely low levels. In particular, Chinese stocks suffered from indiscriminate selling regardless of company fundamentals. After funding, emerging markets rebounded strongly as the U.S. Federal Reserve adopted a more “dovish” tone, Chinese data stabilized, and the prospect of Brazilian political change increased. During this time, markets were driven by macroeconomic factors, an environment that is challenging for our bottom-up, Focus on Change investment process.

Our holdings in Brazilian stocks Bradesco, Vale and small-caps CVC and Ser all performed well on hopes that President Dilma Rousseff would be impeached (as happened later). Commodity stocks Gerdau and First Quantum also contributed positively as the global metals rally gained momentum. In Malaysia, AirAsia’s share price once again took flight as the domestic pricing environment was improving dramatically in the aftermath of capacity rationalization.

The next major event to influence the Global Emerging Markets Group (GEM) occurred further afield – the UK’s EU referendum. When the surprise “No” vote was delivered, GEM became, equally surprisingly, something of a safe-haven asset and investors flooded into the sector in the following months, helped by the related prospect of easier monetary policy worldwide. Much of these initial inflows, however, were into exchange-traded funds, which favor index allocation over stock fundamentals. This hurt our relative performance somewhat, given the stock-specific nature of our process.

Nonetheless, the Fund had a number a standout stocks, including auto parts producer Minth, which makes structural and decorative body components. The company continued to take market share and win international business despite a tough overall pricing environment. Elsewhere, First Quantum dramatically outperformed the recovery in the copper price, reflecting its gearing as well as some operational improvements.

Our stock picking was less favorable in the internet space. For example, JD.com disappointed investors with a slowdown in gross merchandise volume as the company cleaned up its third-party merchants. The stock rebounded thereafter as the structural shift from offline to online shopping continued apace, a trend also benefiting larger peer Alibaba. Within the mining sector, graphite miner Syrah Resources had a difficult time in the wake of nervousness regarding management changes and the operating climate in Mozambique.

The positive tide for GEM reversed in the final quarter of 2016, spurred by Donald Trump’s election victory and the prospect of higher interest rates, a stronger U.S. dollar and the potential for more protectionist policies. This hurt many holdings in Latin America, particularly Mexico, as a result of Trump’s campaign rhetoric. However, there was a pronounced rebound in commodity prices and related shares after the election result, followed by oil prices later in November, as the Organization of the Petroleum Exporting Countries (OPEC) achieved a supply reduction agreement. Russian stocks were among the main beneficiaries of these trends.

As for the wider portfolio, a number of our companies in the electric vehicle supply chain bounced back as the year drew to a close. These included Korean electric vehicle component supplier Woory Industrial, Syrah Resources, S&T Motiv and Samsung SDI. This has been a bumpy year for this investment theme, with sentiment swinging back and forth. We maintain our positive outlook, however, and continue to think the growth in electric vehicles and associated stocks will be increasingly recognized by the market in 2017.

Looking ahead to 2017, in a reverse of the Brexit situation, U.S. political change has so far proved a negative catalyst for GEM. Although it is too early

6

Fund Commentary	NVIT Emerging Markets Fund

to be certain about policy direction, it seems likely be more pro-growth for the U.S. economy, which should be positive for global cyclical assets such as GEM equity. We already are seeing sharp spikes in commodity prices, a major positive for several of the bigger developing nations. An infrastructure boom in the U.S. could be a significant driver of incremental demand, especially if replicated in other developed markets.

Donald Trump’s campaign rhetoric toward countries including Mexico and China has worried investors that the GEM export environment could be negatively affected. There may well be certain sectors and companies which will suffer as tariffs and trade agreements shift. However, our on-the-ground checks in major sectors such as automotive and technology suggest to us that protectionism would be hard to implement without a lot of pain for U.S. consumers and companies. The integration of global supply chains and high-value-added production in emerging economies would make it impossible to shift manufacturing to the U.S. without massive disruption.

Macroeconomic issues aside, there are plenty of catalysts at an individual country and stock level. The Fund is positioned to take advantage of our stock-picking abilities across the investment universe, including mid-caps and frontier markets. In general, we aim to keep risk concentrated in stock-specific rather than factor risk; as such, our ability to pick successful companies will be the main driver of relative performance.

Subadviser:

Standard Life Investments (Corporate Funds) Limited

Portfolio Manager:

Alistair Way

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Some of the Fund’s investments may subject the Fund to liquidity risk, making the Fund more volatile than other mutual funds. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Fund Overview	NVIT Emerging Markets Fund

Asset Allocation†

Common Stocks	92.7%
Preferred Stocks	4.8%
Other assets in excess of liabilities	2.5%
100.0%

Top Countries††

China	23.6%
South Korea	15.9%
Taiwan	10.6%
India	9.6%
Brazil	7.8%
Russia	6.8%
South Africa	5.0%
Mexico	4.0%
Indonesia	2.5%
Philippines	1.6%
Other Countries	12.6%
100.0%

Top Holdings††

Samsung Electronics Co. Ltd.	5.1%
Tencent Holdings Ltd.	3.6%
Alibaba Group Holding Ltd., ADR	3.0%
Lukoil PJSC, ADR	2.8%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.4%
SK Hynix, Inc.	1.8%
Baidu, Inc., ADR	1.6%
Industrial & Commercial Bank of China Ltd., H Shares	1.5%
Credicorp Ltd.	1.5%
Other Holdings	74.0%
100.0%

Top Industries††

Banks	15.2%
Internet Software & Services	10.8%
Semiconductors & Semiconductor Equipment	7.7%
Technology Hardware, Storage & Peripherals	7.1%
Oil, Gas & Consumable Fuels	6.0%
Metals & Mining	4.7%
Wireless Telecommunication Services	3.0%
Insurance	2.9%
Media	2.7%
Diversified Telecommunication Services	2.7%
Other Industries	37.2%
100.0%

Objective

The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class I) returned 7.72%, underperforming its benchmark by 3.47% and the Lipper peer category median by 1.34%

•

Stock selection in India, Taiwan, and Indonesia, and in the information technology and telecommunication services sectors, was positive for performance; in addition, holdings in Brazilian stocks Bradesco, Vale and small-caps CVC and Ser all performed well

•

Stock selection in China, Brazil and Thailand, as well as in the consumer discretionary, staples and financials sectors, hurt returns; in addition, stock picking was less favorable in the internet space

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Percentages indicated are based upon total investments as of December 31, 2016.

8

Fund Performance	NVIT Emerging Markets Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class I	7.72%	0.19%	(0.89)%
Class II	7.48%	(0.06)%	(1.14)%
Class D	N/A	N/A	(4.08)%	[2]
Class Y	7.94%	N/A	(4.55)%	[3]
MSCI Emerging Markets® Index	11.19%	1.28%	1.84%
CPI	2.07%	1.36%	1.81%

N/A –	Not Applicable.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of July 29, 2016. Not annualized.

[3]	Since inception date of April 30, 2014.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.31%	1.26%
Class II	1.56%	1.51%
Class D	1.64%	1.59%
Class Y	1.16%	1.11%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

9

Fund Performance (con’t.)	NVIT Emerging Markets Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Emerging Markets Fund versus performance of the MSCI Emerging Markets® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

10

Shareholder Expense Example	NVIT Emerging Markets Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016)

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Emerging Markets Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	1,021.40	6.35	1.25
	Hypothetical	(a)(b)	1,000.00	1,018.85	6.34	1.25
Class II Shares	Actual	(a)	1,000.00	1,019.60	7.61	1.50
	Hypothetical	(a)(b)	1,000.00	1,017.60	7.61	1.50
Class D Shares	Actual	(c)	1,000.00	982.50	6.46	1.57
	Hypothetical	(b)(d)	1,000.00	1,017.24	7.96	1.57
Class Y Shares	Actual	(a)	1,000.00	1,022.50	5.54	1.09
	Hypothetical	(a)(b)	1,000.00	1,019.66	5.53	1.09

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from August 1, 2016 through December 31, 2016 to reflect the period from commencement of operations.

(d)	Hypothetical expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

11

Statement of Investments

December 31, 2016

NVIT Emerging Markets Fund

Common Stocks 92.7%

	Shares	Market Value

ARGENTINA 0.5%
Internet Software & Services 0.5%
MercadoLibre, Inc.	4,481	$699,663

AUSTRALIA 0.4%
Metals & Mining 0.4%
Syrah Resources Ltd.*	287,901	631,591

BRAZIL 4.7%
Banks 1.5%
Banco do Brasil SA*	134,600	1,161,678
Itau Unibanco Holding SA, ADR	103,070	1,059,560

		2,221,238

Commercial Services & Supplies 0.3%
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	51,585	390,370

Diversified Telecommunication Services 0.8%
Telefonica Brasil SA, ADR*	85,600	1,145,328

Food Products 0.4%
JBS SA	159,364	558,193

Hotels, Restaurants & Leisure 0.3%
CVC Brasil Operadora e Agencia de Viagens SA	50,458	367,424

Independent Power and Renewable Electricity Producers 0.5%
AES Tiete SA	182,300	784,158

Media 0.5%
Smiles SA	58,292	801,119

Transportation Infrastructure 0.4%
CCR SA	133,000	652,189

		6,920,019

CHILE 0.2%
Electric Utilities 0.2%
Enel Americas SA	1,870,509	304,037

CHINA 22.9%
Auto Components 0.7%
Minth Group Ltd.	322,372	1,000,956

Banks 3.2%
China Construction Bank Corp., H Shares	2,145,827	1,643,340
China Merchants Bank Co. Ltd., H Shares	333,217	777,109
Industrial & Commercial Bank of China Ltd., H Shares	3,671,000	2,188,769

		4,609,218

Beverages 0.6%
China Resources Beer Holdings Co. Ltd.*	406,088	804,539

Capital Markets 0.5%
CITIC Securities Co. Ltd., H Shares	338,088	683,180

Common Stocks (continued)

	Shares	Market Value

CHINA (continued)
Construction & Engineering 0.7%
China State Construction International Holdings Ltd.	660,616	$984,375

Electrical Equipment 0.4%
Zhuzhou CRRC Times Electric Co. Ltd.	113,023	570,775

Food Products 0.4%
China Mengniu Dairy Co. Ltd.	338,077	648,247

Hotels, Restaurants & Leisure 0.6%
China Lodging Group Ltd., ADR*	17,866	926,173

Insurance 2.1%
China Life Insurance Co. Ltd., H Shares	155,080	400,874
PICC Property & Casualty Co., Ltd., H Shares	632,000	977,497
Ping An Insurance Group Co. of China Ltd., H Shares	352,184	1,749,679

		3,128,050

Internet & Direct Marketing Retail 2.3%
Ctrip.com International Ltd., ADR*	28,594	1,143,760
JD.com, Inc., ADR*	40,965	1,042,150
Vipshop Holdings Ltd., ADR*	109,877	1,209,745

		3,395,655

Internet Software & Services 8.8%
Alibaba Group Holding Ltd., ADR*	48,373	4,247,633
Baidu, Inc., ADR*	15,643	2,571,866
NetEase, Inc., ADR	4,900	1,055,166
Tencent Holdings Ltd.	211,527	5,128,919

		13,003,584

Machinery 0.4%
Haitian International Holdings Ltd.	309,286	605,396

Textiles, Apparel & Luxury Goods 0.6%
ANTA Sports Products Ltd.	282,495	839,523

Wireless Telecommunication Services 1.6%
China Mobile Ltd.	159,300	1,679,528
China Mobile Ltd., ADR	12,800	671,104

		2,350,632

		33,550,303

COLOMBIA 0.6%
Oil, Gas & Consumable Fuels 0.6%
Ecopetrol SA, ADR*	94,200	852,510

GEORGIA 0.6%
Banks 0.6%
BGEO Group plc	21,872	805,319

GERMANY 0.3%
Internet Software & Services 0.3%
Rocket Internet SE Reg. S* (a)	19,916	399,567

12

Statement of Investments (Continued)

December 31, 2016

NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

HONG KONG 1.0%
Household Durables 0.5%
Techtronic Industries Co. Ltd.	191,000	$683,489

Paper & Forest Products 0.5%
Lee & Man Paper Manufacturing Ltd.	948,000	730,990

		1,414,479

HUNGARY 0.6%
Banks 0.6%
OTP Bank plc	29,802	850,977

INDIA 9.4%
Auto Components 0.4%
Motherson Sumi Systems Ltd.	133,706	641,333

Automobiles 1.1%
Maruti Suzuki India Ltd.	8,443	659,694
Tata Motors Ltd., ADR	28,400	976,676

		1,636,370

Banks 1.6%
Axis Bank Ltd.	93,156	614,729
HDFC Bank Ltd., ADR	28,100	1,705,107

		2,319,836

Chemicals 0.4%
UPL Ltd.	62,826	597,289

Construction & Engineering 1.4%
IRB Infrastructure Developers Ltd.	102,004	293,772
Larsen & Toubro Ltd.	43,788	867,465
Voltas Ltd.	170,618	822,016

		1,983,253

Electrical Equipment 0.2%
Bharat Heavy Electricals Ltd.	198,604	353,242

IT Services 1.3%
HCL Technologies Ltd.	34,487	419,930
Tata Consultancy Services Ltd.	22,565	784,945
Tech Mahindra Ltd.	88,476	635,743

		1,840,618

Metals & Mining 0.8%
Hindalco Industries Ltd.	263,164	595,611
Hindustan Zinc Ltd.	149,392	558,508

		1,154,119

Oil, Gas & Consumable Fuels 1.2%
Bharat Petroleum Corp. Ltd.	101,601	949,109
Coal India Ltd.	176,151	776,337

		1,725,446

Pharmaceuticals 0.4%
Aurobindo Pharma Ltd.	59,445	584,789

Tobacco 0.6%
ITC Ltd.	241,350	857,282

		13,693,577

Common Stocks (continued)

	Shares	Market Value

INDONESIA 2.5%
Banks 0.7%
Bank Mandiri Persero Tbk. PT	1,208,300	$1,034,165

Diversified Telecommunication Services 0.6%
Telekomunikasi Indonesia Persero Tbk. PT, ADR	29,060	847,390

Food Products 0.3%
Indofood CBP Sukses Makmur Tbk. PT	590,574	374,862

Media 0.3%
Media Nusantara Citra Tbk. PT	3,847,964	499,197

Trading Companies & Distributors 0.6%
AKR Corporindo Tbk. PT	1,899,339	843,990

		3,599,604

LUXEMBOURG 1.3%
Energy Equipment & Services 0.5%
Tenaris SA, ADR	21,200	757,052

Metals & Mining 0.8%
Ternium SA, ADR	46,900	1,132,635

		1,889,687

MALAYSIA 0.2%
Airlines 0.2%
AirAsia Bhd.	658,391	335,642

IT Services 0.0%†
My EG Services Bhd.	78,270	26,292

		361,934

MEXICO 3.9%
Banks 0.5%
Grupo Financiero Banorte SAB de CV, Class O	148,900	734,816

Beverages 0.9%
Arca Continental SAB de CV	83,900	437,396
Fomento Economico Mexicano SAB de CV	94,509	718,837

		1,156,233

Consumer Finance 0.4%
Unifin Financiera SAB de CV SOFOM ENR	263,021	652,171

Equity Real Estate Investment Trusts (REITs) 0.4%
PLA Administradora Industrial S de RL de CV*	444,391	559,946

Food Products 0.3%
Gruma SAB de CV, Class B	36,805	467,128

Hotels, Restaurants & Leisure 0.5%
Alsea SAB de CV	257,800	737,845

Metals & Mining 0.5%
Grupo Mexico SAB de CV Series B	293,757	799,662

13

Statement of Investments (Continued)

December 31, 2016

NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

MEXICO (continued)
Transportation Infrastructure 0.4%
Grupo Aeroportuario del Pacifico SAB de CV, ADR	7,200	$594,144

		5,701,945

PANAMA 0.5%
Airlines 0.5%
Copa Holdings SA, Class A	8,772	796,761

PERU 1.5%
Banks 1.5%
Credicorp Ltd.	13,406	2,116,271

PHILIPPINES 1.6%
Banks 0.5%
BDO Unibank, Inc.	314,340	708,346

Diversified Financial Services 0.5%
GT Capital Holdings, Inc.	26,675	680,268

Real Estate Management & Development 0.4%
Ayala Land, Inc.	921,544	592,090

Wireless Telecommunication Services 0.2%
Globe Telecom, Inc.	10,280	311,741

		2,292,445

PORTUGAL 0.6%
Oil, Gas & Consumable Fuels 0.6%
Galp Energia SGPS SA	58,715	875,337

RUSSIA 6.6%
Banks 1.5%
Sberbank of Russia PJSC, ADR	191,119	2,207,380

Electric Utilities 0.5%
Inter RAO UES PJSC	10,475,063	656,264

Internet Software & Services 0.6%
Mail.Ru Group Ltd., GDR Reg. S*	48,365	887,498

Metals & Mining 1.1%
MMC Norilsk Nickel PJSC, ADR	53,114	898,689
Severstal PJSC, GDR Reg. S	42,975	647,743

		1,546,432

Oil, Gas & Consumable Fuels 2.9%
Lukoil PJSC, ADR	76,683	4,303,450

		9,601,024

SOUTH AFRICA 4.9%
Chemicals 0.7%
Sasol Ltd.	36,016	1,033,635

Diversified Financial Services 1.4%
FirstRand Ltd.	521,704	2,013,158

Media 1.5%
Naspers Ltd., Class N	14,340	2,093,520

Common Stocks (continued)

	Shares	Market Value

SOUTH AFRICA (continued)
Multiline Retail 0.7%
Woolworths Holdings Ltd.	205,088	$1,061,136

Paper & Forest Products 0.6%
Mondi plc	44,873	916,408

		7,117,857

SOUTH KOREA 13.6%
Auto Components 1.0%
Hyundai Mobis Co. Ltd.*	2,248	490,791
S&T Motiv Co. Ltd.*	10,825	437,886
Woory Industrial Co. Ltd.*	30,899	590,324

		1,519,001

Banks 0.8%
Shinhan Financial Group Co. Ltd.*	33,002	1,237,614

Consumer Finance 0.0%†
Samsung Card Co. Ltd.	1,016	33,405

Diversified Telecommunication Services 0.7%
KT Corp., ADR	70,876	998,643

Electric Utilities 0.3%
Korea Electric Power Corp.*	11,356	414,245

Electronic Equipment, Instruments & Components 0.5%
Samsung SDI Co. Ltd.*	7,384	664,733

Household Durables 0.3%
Coway Co. Ltd.*	6,618	483,742

Insurance 0.7%
Dongbu Insurance Co., Ltd.*	15,072	780,306
Samsung Fire & Marine Insurance Co. Ltd.*	1,221	271,302

		1,051,608

Media 0.3%
Innocean Worldwide, Inc.*	9,936	468,300

Metals & Mining 0.9%
Korea Zinc Co. Ltd.*	2,371	932,629
POSCO	2,027	430,362

		1,362,991

Multiline Retail 0.4%
Hyundai Department Store Co. Ltd.*	6,789	612,878

Semiconductors & Semiconductor Equipment 1.9%
SK Hynix, Inc.*	70,916	2,609,432

Software 0.4%
NCSoft Corp.*	3,097	633,510

Technology Hardware, Storage & Peripherals 5.1%
Samsung Electronics Co. Ltd.	4,862	7,236,178

Tobacco 0.3%
KT&G Corp.*	5,033	421,010

		19,747,290

14

Statement of Investments (Continued)

December 31, 2016

NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

TAIWAN 10.3%
Communications Equipment 0.4%
Wistron NeWeb Corp.	191,992	$512,136

Electronic Equipment, Instruments & Components 1.9%
Hon Hai Precision Industry Co. Ltd.	421,600	1,096,619
Largan Precision Co. Ltd.	14,000	1,631,859

		2,728,478

Health Care Equipment & Supplies 0.5%
Ginko International Co. Ltd.	70,137	725,765

Internet Software & Services 0.2%
PChome Online, Inc.	36,554	319,952

Semiconductors & Semiconductor Equipment 5.7%
Advanced Semiconductor Engineering, Inc., ADR	124,800	628,992
Silicon Motion Technology Corp., ADR	14,200	603,216
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	131,400	3,777,751
Taiwan Semiconductor Manufacturing Co. Ltd.	604,077	3,383,590

		8,393,549

Technology Hardware, Storage & Peripherals 1.0%
Chicony Electronics Co. Ltd.	322,166	745,889
Pegatron Corp.	327,483	779,092

		1,524,981

Wireless Telecommunication Services 0.6%
Far EasTone Telecommunications Co. Ltd.	365,000	820,536

		15,025,397

THAILAND 1.6%
Banks 0.7%
Bangkok Bank PCL REG	97,800	434,187
Kasikornbank PCL	111,800	552,152

		986,339

Health Care Providers & Services 0.4%
Bangkok Dusit Medical Services PCL, Class F	837,500	539,269

Wireless Telecommunication Services 0.5%
Total Access Communication PCL	708,434	745,055

		2,270,663

TURKEY 1.3%
Automobiles 0.5%
Tofas Turk Otomobil Fabrikasi A/S	97,437	679,825

Industrial Conglomerates 0.3%
KOC Holding A/S	112,411	439,321

Oil, Gas & Consumable Fuels 0.5%
Tupras Turkiye Petrol Rafinerileri A/S	38,739	776,268

		1,895,414

Common Stocks (continued)

	Shares	Market Value

UNITED ARAB EMIRATES 0.4%
Real Estate Management & Development 0.4%
Emaar Properties PJSC	303,873	$589,156

UNITED KINGDOM 0.7%
Personal Products 0.7%
Unilever NV, NYRS REG	26,000	1,067,560

Total Common Stocks (cost $126,630,988)		135,070,387

Preferred Stocks 4.8%
BRAZIL 2.9%
Banks 1.2%
Banco Bradesco SA	122,893	1,095,001
Itau Unibanco Holding SA	66,171	688,201

		1,783,202

Chemicals 1.1%
Braskem SA, Class A	145,600	1,532,184

Diversified Telecommunication Services 0.6%
Telefonica Brasil SA	61,260	829,674

		4,145,060

SOUTH KOREA 1.9%
Automobiles 0.7%
Hyundai Motor Co.	12,275	1,008,054

Chemicals 0.4%
LG Chem Ltd.*	3,441	510,323

Technology Hardware, Storage & Peripherals 0.8%
Samsung Electronics Co. Ltd.	1,068	1,264,550

		2,782,927

Total Preferred Stocks (cost $6,449,345)		6,927,987

Total Investments (cost $133,080,333) (b) — 97.5%		141,998,374
Other assets in excess of liabilities — 2.5%		3,697,316

NET ASSETS — 100.0%		$145,695,690

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2016 was $399,567 which represents 0.27% of net assets.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

15

Statement of Investments (Continued)

December 31, 2016

NVIT Emerging Markets Fund (Continued)

ADR	American Depositary Receipt

A/S	Minimum Capital Public Traded Company

Bhd	Private Limited Company

ENR	Non-Regulated Entity

GDR	Global Depositary Receipt

Ltd.	Limited

NV	Public Traded Company

NYRS	New York Registry Shares

PCL	Public Company Limited

PJSC	Public Joint Stock Company

plc	Public Limited Company

REG	Registered Shares

Reg. S	Regulation S - Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

S de RL de CV	Public Traded Limited Liability Company
SE	European Public Limited Liability Company

SGPS	Holding Enterprise

SOFOM	Multiple Purpose Financial Company

Tbk. PT	State Owned Company

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2016

NVIT Emerging Markets Fund
Assets:
Investments, at value (cost $133,080,333)	$141,998,374
Cash	2,062,211
Foreign currencies, at value (cost $1,254,790)	1,242,649
Interest and dividends receivable	567,402
Receivable for investments sold	679,198
Receivable for capital shares issued	47,468
Reclaims receivable	4,896
Receivable for capital gain country tax	165
Prepaid expenses	290

Total Assets	146,602,653

Liabilities:
Payable for investments purchased	468,819
Payable for capital shares redeemed	114,345
Accrued expenses and other payables:
Investment advisory fees	112,173
Fund administration fees	9,555
Distribution fees	19,153
Administrative servicing fees	43,006
Accounting and transfer agent fees	3,639
Deferred capital gain country tax	29,909
Custodian fees	785
Compliance program costs (Note 3)	165
Professional fees	19,146
Printing fees	26,003
Other	60,265

Total Liabilities	906,963

Net Assets	$145,695,690

Represented by:
Capital	$195,898,582
Accumulated undistributed net investment income	824,005
Accumulated net realized losses from investments and foreign currency transactions	(59,902,811)
Net unrealized appreciation/(depreciation) from investments†	8,888,132
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(12,218)

Net Assets	$145,695,690

†	Net of $29,909 of deferred capital gain country tax.

17

Statement of Assets and Liabilities (Continued)

December 31, 2016

NVIT Emerging Markets Fund
Net Assets:
Class I Shares	$55,881,069
Class II Shares	46,972,982
Class D Shares	42,459,338
Class Y Shares	382,301

Total	$145,695,690

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	5,708,481
Class II Shares	4,868,223
Class D Shares	4,403,771
Class Y Shares	39,024

Total	15,019,499

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.79
Class II Shares	$9.65
Class D Shares	$9.64
Class Y Shares	$9.80

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2016

NVIT Emerging Markets Fund
INVESTMENT INCOME:
Dividend income	$2,950,008
Interest income	5,867
Income from securities lending (Note 2)	2,264
Foreign tax withholding	(247,500)

Total Income	2,710,639

EXPENSES:
Investment advisory fees	1,170,956
Fund administration fees	113,934
Distribution fees Class II Shares	123,290
Distribution fees Class D Shares(a)	45,877
Administrative servicing fees Class I Shares	82,799
Administrative servicing fees Class II Shares	73,975
Administrative servicing fees Class D Shares(a)	42,207
Professional fees	35,021
Printing fees	62,347
Trustee fees	3,654
Custodian fees	9,248
Accounting and transfer agent fees	15,073
Compliance program costs (Note 3)	548
Other	11,012

Total expenses before fees waived	1,789,941

Investment advisory fees waived (Note 3)	(61,575)

Net Expenses	1,728,366

NET INVESTMENT INCOME	982,273

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions(b)	(11,707,534)
Net realized losses from foreign currency transactions (Note 2)	(148,089)

Net realized losses from investments and foreign currency transactions	(11,855,623)

Net change in unrealized appreciation/(depreciation) from investments (c)	16,993,236
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(5,015)

Net change in unrealized appreciation/(depreciation) from investments, and translation of assets and liabilities denominated in foreign currencies	16,988,221

Net realized/unrealized gains from investments and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	5,132,598

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,114,871

(a)	For the period from August 1, 2016 (commencement of operations) through December 31, 2016.

(b)	Net of capital gain country taxes of $191,115.

(c)	Net of decrease in deferred capital gain country tax accrual on unrealized appreciation of $24,924.

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT Emerging Markets Fund
	Year Ended December 31, 2016		Year Ended December 31, 2015
Operations:
Net investment income	$982,273		$1,630,616
Net realized losses from investments and foreign currency transactions	(11,855,623)		(15,577,757)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	16,988,221		(7,192,667)

Change in net assets resulting from operations	6,114,871		(21,139,808)

Distributions to Shareholders From:
Net investment income:
Class I	(458,790)		(520,487)
Class II	(399,672)		(277,046)
Class D	(373,386	)(a)	–
Class Y	(2,842)		(1,385)

Change in net assets from shareholder distributions	(1,234,690)		(798,918)

Change in net assets from capital transactions	34,632,067		(3,009,672)

Change in net assets	39,512,248		(24,948,398)

Net Assets:
Beginning of period	106,183,442		131,131,840

End of period	$145,695,690		$106,183,442

Accumulated undistributed net investment income at end of year	$824,005		$1,234,593

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$9,733,961		$8,129,275
Dividends reinvested	458,790		520,487
Cost of shares redeemed	(11,352,706)		(13,633,021)

Total Class I Shares	(1,159,955)		(4,983,259)

Class II Shares
Proceeds from shares issued	4,861,001		12,344,667
Dividends reinvested	399,672		277,046
Cost of shares redeemed	(14,027,650)		(10,732,631)

Total Class II Shares	(8,766,977)		1,889,082

Class D Shares
Proceeds from shares issued	2,307,506	(a)	–
Proceeds from shares issued from merger (Note 10)	47,245,768	(a)	–
Dividends reinvested	373,386	(a)	–
Cost of shares redeemed	(5,580,014	)(a)	–

Total Class D Shares	44,346,646	(a)	–

Class Y Shares
Proceeds from shares issued	229,376		89,218
Dividends reinvested	2,842		1,385
Cost of shares redeemed	(19,865)		(6,098)

Total Class Y Shares	212,353		84,505

Change in net assets from capital transactions	$34,632,067		$(3,009,672)

(a)	For the period from August 1, 2016 (commencement of operations) through December 31, 2016.

20

Statements of Changes in Net Assets (Continued)

	NVIT Emerging Markets Fund
	Year Ended December 31, 2016		Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	1,014,154		770,723
Reinvested	44,760		57,002
Redeemed	(1,183,954)		(1,281,615)

Total Class I Shares	(125,040)		(453,890)

Class II Shares
Issued	509,328		1,111,626
Reinvested	39,532		30,680
Redeemed	(1,491,456)		(1,022,651)

Total Class II Shares	(942,596)		119,655

Class D Shares
Issued	229,208	(a)	–
Issued in merger (Note 10)	4,703,011	(a)	–
Reinvested	36,969	(a)	–
Redeemed	(565,417	)(a)	–

Total Class D Shares	4,403,771	(a)	–

Class Y Shares
Issued	24,137		9,297
Reinvested	277		152
Redeemed	(1,931)		(631)

Total Class Y Shares	22,483		8,818

Total change in shares	3,358,618		(325,417)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2016 (commencement of operations) through December 31, 2016.

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Emerging Markets Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Year Ended December 31, 2016	$9.16	0.10	0.61	0.71	(0.08)	(0.08)	–	$9.79	7.72%		$55,881,069	1.26%	1.02%	1.31%	126.86%	(f)
Year Ended December 31, 2015	$11.01	0.15	(1.91)	(1.76)	(0.09)	(0.09)	–	$9.16	(15.99%	)	$53,435,999	1.20%	1.45%	1.25%	109.50%
Year Ended December 31, 2014	$11.80	0.18	(0.82)	(0.64)	(0.15)	(0.15)	–	$11.01	(5.51%	)	$69,228,499	1.20%	1.56%	1.25%	83.05%
Year Ended December 31, 2013	$11.86	0.16	(0.08)	0.08	(0.14)	(0.14)	–	$11.80	0.66%	(g)	$15,371,041	1.19%	1.37%	1.25%	78.72%
Year Ended December 31, 2012	$10.16	0.15	1.61	1.76	(0.06)	(0.06)	–	$11.86	17.22%		$20,901,248	1.20%	1.38%	1.25%	68.20%

Class II Shares
Year Ended December 31, 2016	$9.05	0.07	0.61	0.68	(0.08)	(0.08)	–	$9.65	7.48%		$46,972,982	1.51%	0.75%	1.56%	126.86%	(f)
Year Ended December 31, 2015	$10.86	0.12	(1.88)	(1.76)	(0.05)	(0.05)	–	$9.05	(16.23%	)	$52,596,042	1.49%	1.21%	1.54%	109.50%
Year Ended December 31, 2014	$11.66	0.16	(0.81)	(0.65)	(0.15)	(0.15)	–	$10.86	(5.73%	)	$61,818,215	1.45%	1.37%	1.50%	83.05%
Year Ended December 31, 2013	$11.72	0.13	(0.08)	0.05	(0.11)	(0.11)	–	$11.66	0.43%		$1,233,167	1.44%	1.15%	1.50%	78.72%
Year Ended December 31, 2012	$10.04	0.12	1.59	1.71	(0.03)	(0.03)	–	$11.72	16.99%		$1,442,757	1.45%	1.12%	1.50%	68.20%

Class D Shares
Period Ended December 31, 2016 (h)	$9.89	0.01	(0.18)	(0.17)	(0.08)	(0.08)	–	$9.64	(1.75%	)	$42,459,338	1.57%	0.24%	1.62%	126.86%	(f)

Class Y Shares
Year Ended December 31, 2016	$9.15	0.12	0.61	0.73	(0.08)	(0.08)	–	$9.80	7.94%		$382,301	1.11%	1.25%	1.16%	126.86%	(f)
Year Ended December 31, 2015	$11.02	0.16	(1.91)	(1.75)	(0.12)	(0.12)	–	$9.15	(15.90%	)	$151,401	1.08%	1.58%	1.13%	109.50%
Period Ended December 31, 2014 (i)	$11.42	0.13	(0.43)	(0.30)	(0.10)	(0.10)	–	$11.02	(2.72%	)	$85,126	1.06%	1.62%	1.11%	83.05%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Excludes merger activity.
(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(h)	For the period from August 1, 2016 (commencement of operations) through December 31, 2016. Total return is calculated based on inception date of July 29, 2016 through December 31, 2016.
(i)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Emerging Markets Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund of funds, such as the NVIT Flexible Moderate Growth Fund.

As of December 31, 2016, the Fund had one unaffiliated omnibus shareholder account (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Fund.

The Fund currently offers Class I, Class II, Class D and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

Class D Shares commenced operations on August 1, 2016.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

23

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

24

Notes to Financial Statements (Continued)

December 31, 2016

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$796,761	$335,642	$—	$1,132,403
Auto Components	—	3,161,290	—	3,161,290
Automobiles	976,676	1,339,519	—	2,316,195
Banks	7,976,610	11,854,909	—	19,831,519
Beverages	1,156,233	804,539	—	1,960,772
Capital Markets	—	683,180	—	683,180
Chemicals	—	1,630,924	—	1,630,924
Commercial Services & Supplies	390,370	—	—	390,370
Communications Equipment	—	512,136	—	512,136
Construction & Engineering	—	2,967,628	—	2,967,628
Consumer Finance	652,171	33,405	—	685,576
Diversified Financial Services	—	2,693,426	—	2,693,426
Diversified Telecommunication Services	2,991,361	—	—	2,991,361
Electric Utilities	304,037	1,070,509	—	1,374,546
Electrical Equipment	—	924,017	—	924,017
Electronic Equipment, Instruments & Components	—	3,393,211	—	3,393,211
Energy Equipment & Services	757,052	—	—	757,052
Equity Real Estate Investment Trusts (REITs)	559,946	—	—	559,946
Food Products	1,025,321	1,023,109	—	2,048,430
Health Care Equipment & Supplies	725,765	—	—	725,765
Health Care Providers & Services	—	539,269	—	539,269
Hotels, Restaurants & Leisure	2,031,442	—	—	2,031,442
Household Durables	—	1,167,231	—	1,167,231
Independent Power and Renewable Electricity Producers	784,158	—	—	784,158
Industrial Conglomerates	—	439,321	—	439,321
Insurance	—	4,179,658	—	4,179,658
Internet & Direct Marketing Retail	3,395,655	—	—	3,395,655
Internet Software & Services	9,461,826	5,848,438	—	15,310,264
IT Services	—	1,866,910	—	1,866,910
Machinery	—	605,396	—	605,396
Media	801,119	3,061,017	—	3,862,136
Metals & Mining	2,830,986	3,796,444	—	6,627,430
Multiline Retail	—	1,674,014	—	1,674,014
Oil, Gas & Consumable Fuels	5,155,960	3,377,051	—	8,533,011
Paper & Forest Products	—	1,647,398	—	1,647,398
Personal Products	1,067,560	—	—	1,067,560
Pharmaceuticals	—	584,789	—	584,789
Real Estate Management & Development	—	1,181,246	—	1,181,246
Semiconductors & Semiconductor Equipment	5,009,959	5,993,022	—	11,002,981
Software	—	633,510	—	633,510
Technology Hardware, Storage & Peripherals	—	8,761,159	—	8,761,159
Textiles, Apparel & Luxury Goods	—	839,523	—	839,523
Tobacco	—	1,278,292	—	1,278,292
Trading Companies & Distributors	—	843,990	—	843,990
Transportation Infrastructure	1,246,333	—	—	1,246,333
Wireless Telecommunication Services	671,104	3,556,860	—	4,227,964
Total Common Stocks	$50,768,405	$84,301,982	$—	$135,070,387

25

Notes to Financial Statements (Continued)

December 31, 2016

	Level 1	Level 2	Level 3	Total
Assets (continued)
Preferred Stocks
Automobiles	$—	$1,008,054	$—	$1,008,054
Banks	1,783,202	—	—	1,783,202
Chemicals	1,532,184	510,323	—	2,042,507
Diversified Telecommunication Services	829,674	—	—	829,674
Technology Hardware, Storage & Peripherals	—	1,264,550	—	1,264,550
Total Preferred Stocks	4,145,060	2,782,927	—	6,927,987
Total	$54,913,465	$87,084,909	$—	$141,998,374

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Common Stocks	Total
Balance as of 12/31/15	$696,588	$696,588
Accrued Accretion/(Amortization)	—	—
Realized Gain/(Loss)	(608,196)	(608,196)
Change in Unrealized Appreciation/(Depreciation)	348,659	348,659
Purchases*	—	—
Sales	(437,051)	(437,051)
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/16	$—	$—
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held as of 12/31/16**	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

**	Included in the Statement of Operations under “Net change in unrealized appreciation/(depreciation) from investments.”

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

26

Notes to Financial Statements (Continued)

December 31, 2016

(c)	Securities Lending

During the year ended December 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividend while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2016, the Fund did not have any portfolio securities on loan

(d)	Joint Repurchase Agreements

During the year ended December 31, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In

27

Notes to Financial Statements (Continued)

December 31, 2016

the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2016, the Fund did not hold any repurchase agreements.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to foreign currency gain/loss, expiration of capital loss carryforwards, investments in passive foreign investment companies (“PFICs”), merger transactions and foreign capital gains tax.These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Losses from Investment Transactions
$17,329,873	$(158,171)	$(17,171,702)

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely

28

Notes to Financial Statements (Continued)

December 31, 2016

than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Lazard Asset Management LLC (a)
Standard Life Investments (Corporate Funds) Limited (a)

(a)	Effective February 10, 2016, Lazard Asset Management LLC and Standard Life Investments (Corporate Funds) Limited were appointed as subadvisers to the Fund. Effective February 9, 2016, The Boston Company Asset Management, LLC was terminated and ceased serving as subadviser to the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.95%
$500 million up to $2 billion	0.90%
$2 billion and more	0.85%

The Trust and NFA have entered into a written contract waiving 0.05% of investment advisory fees of the Fund until April 30, 2017. During the year ended December 31, 2016, the waiver of such investment advisory fees by NFA amounted to $61,575, for which NFA shall not be entitled to later seek recoupment.

29

Notes to Financial Statements (Continued)

December 31, 2016

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.95%, and after contractual fee waivers was 0.90%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.20% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $113,934 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $548.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II and Class D, shares of the Fund at an annual rate of 0.25%.

30

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class D shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15%, 0.15% and 0.23% for Class I, Class II and Class D shares, respectively, for a total amount of $198,981.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $152,979,149 and sales of $162,199,292 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into

31

Notes to Financial Statements (Continued)

December 31, 2016

indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2016, the Fund recaptured $64 of brokerage commissions.

10.  Merger

At close of business on August 5, 2016, NVIT Emerging Markets Fund (“Acquiring Fund”) acquired all of the net assets of NVIT Developing Markets Fund (“Target Fund”), each a series of the Trust, pursuant to a plan of reorganization approved by the Board of Trustees at a meeting held on March 9, 2016. The reorganization of the Target Fund was not required to be approved by the shareholders of the Target Fund. The purpose of the reorganization was to combine funds managed by NFA that had comparable objectives and investment strategies. The reorganization was accomplished by a tax free exchange of 4,703,011 shares of the Acquiring Fund, valued at $47,245,768, for the assets of the Target Fund. The investment portfolio of the Target Fund, with a fair value of $40,946,327 and identified cost of $36,392,079 at August 5, 2016, was the principal asset acquired by the Acquiring Fund. The net assets of the Acquiring Fund immediately before the acquisition were $108,837,525. The net assets of the Acquiring Fund immediately following the acquisition were $156,083,293. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at the then current fair values; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shareholders of Class II shares of the Target Fund received a number of shares proportional to their ownership of Class D of the Acquiring Fund.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation/(Depreciation) immediately before and after the reorganization.

Fund/Class	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Fund
NVIT Developing Markets Fund				$4,554,248
Class II	9,053,902	$47,245,768	$5.2183

32

Notes to Financial Statements (Continued)

December 31, 2016

Fund/Class	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Acquiring Fund
NVIT Emerging Markets Fund				$12,382,158
Class I	5,739,013	$58,450,604	$10.1848
Class II	4,973,279	49,981,395	10.0500
Class D	3,644	36,605	10.0459
Class Y	36,216	368,921	10.1867
After Reorganization
NVIT Emerging Markets Fund				16,936,406
Class I	5,739,013	$58,450,604	$10.1848
Class II	4,973,279	49,981,395	10.0500
Class D	4,706,655	47,282,373	10.0459
Class Y	36,216	368,921	10.1867

The following pro forma information for the year ended December 31, 2016 is provided as though the reorganization had been completed on January 1, 2016, the beginning of the annual reporting period for the Fund:

●	Net investment income $987,018;

●	Net loss on investments $(16,188,529);

●	Net change in unrealized appreciation/(depreciation) $31,629,916; and

●	Net increase in net assets resulting from operations $16,428,405.

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statement of Operations since August 5, 2016.

11.   Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,234,690	$—	$1,234,690	$—	$1,234,690

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$798,918	$—	$798,918	$—	$798,918

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

33

Notes to Financial Statements (Continued)

December 31, 2016

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$924,904	$—	$924,904	$(59,328,067)	$8,200,271	$(50,202,892)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$133,755,976	$15,615,493	$(7,373,095)	$8,242,398

As of December 31, 2016, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount		Expires
$14,188,784		2017
$45,139,283	*	Unlimited

*	A portion of the Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the year ended December 31, 2016, the Fund had capital loss carryforwards that were expired of $38,414,766 and are no longer eligible to offset future capital gains, if any.

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

34

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Emerging Markets Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

35

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $ 2,825,198 or $0.1881per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $ 495,197 or $0.0329 per outstanding share.

36

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

37

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

38

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

39

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

40

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

41

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

42

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

43

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

44

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

45

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

46

Annual Report

December 31, 2016

NVIT Core Plus Bond Fund

AR-CPB 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Core Plus Bond Fund

For the annual period ended December 31, 2016, the NVIT Core Plus Bond Fund (Class Y) returned 3.84% versus 2.65% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Core Plus Bond Funds (consisting of 43 funds as of December 31, 2016) was 3.34% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. Treasury yields fluctuated in a wide range during the 12 months ended December 31, 2016, as the 10-year yield reached a low of 1.36% and a high of 2.60% throughout the year, ending at a level of 2.44%. The Treasury yield curve flattened slightly in 2016 as the 2-year Treasury yield increased more than the 30-year Treasury yield. The Federal Reserve (Fed) raised interest rates only one time by 25 basis points, much lower than the four times it anticipated at the beginning of the year. The spread sectors (non-Treasury securities) generated positive results as investors searched for yield outside of low-yielding government bonds.

The Fund’s overweight to BBB-rated investment-grade credit and allocation to high-yield corporate bond exposures were the largest contributors as spreads tightened substantially. An allocation to U.S. Treasury Inflation-Protected Securities (TIPS) also contributed to performance as breakevens rose at the end of the year on higher inflation expectations. On the downside, having a defensive duration that was shorter than that of the benchmark detracted from performance earlier in the year as U.S. government bond yields rallied. The allocation to global sovereigns also had a negative impact on performance, driven by the Fund’s short position in core Europe. Other contributors to performance included allocations to non-agency mortgage-backed securities, emerging market debt and security selection within commercial mortgage-backed securities (CMBS).

The Fund held financial futures contracts during the reporting period. The use of these futures was most prevalent in duration and yield curve positioning. Over the course of the year, the use of futures detracted from performance.

Looking ahead, we believe the U.S. economy should continue to be driven by the strong consumer. We anticipate that monetary policy will remain accommodative in 2017. The path of Fed rate hikes will still be a key driver of fixed-income markets. We anticipate market expectations for Fed hikes to fluctuate during 2017, similar to the sharp oscillations of 2016. That said, we expect two or potentially three hikes in 2017 while the Fed’s current “dot plot” (of its own expectations) shows three hikes, and fed fund futures (reflecting market expectations) are pricing two or three hikes. Globally, a continuation of negative/zero-interest-rate policies should still serve to keep U.S. government bond yields lower than would otherwise be seen. We believe the 10-year U.S. Treasury yield could trade in a wide range of 2.00% to 3.25% and end the year around 2.75%.

Inflationary pressures will continue as headline CPI converges with core CPI (which is already slightly above 2%), and the impact of Trump’s policies is felt. The Fund’s allocation to U.S. TIPS could benefit from higher inflation.

A rising dollar will likely hurt U.S. exports and corporate profits for multinational corporations, but it could help prevent a sharp increase in inflation and oil prices. Dollar strength also could prove to be a continued drag on the returns of non-USD-denominated bonds.

Political instability in the eurozone will continue in 2017. Germany, France and potentially Italy all have elections in 2017, and growing euro-skepticism in their respective populations could lead to further fraying of the “European project.”

Great Britain’s “Brexit” negotiations with the EU will likely begin in earnest in 2017, which may bring volatility and additional political instability within not only the U.K. but also the broader eurozone.

4

Fund Commentary (con’t.)	NVIT Core Plus Bond Fund

While macroeconomic themes will be at the forefront in 2017, the political landscape also will clearly remain a focus. As president-elect Donald Trump assumes office, more clarity will be available on his agenda. Thus far, Trump has made immigration and the repeal of Obamacare among his first priorities. Likewise, his stance on fiscal stimulus, tax reform, trade policy and deregulation also will be at the forefront, and his administration will push these issues, assuming the Senate approves his Cabinet appointees.

Elsewhere in G4 (Brazil, Germany, India and Japan) government bond markets, we anticipate minimal interest rate volatility in Japan on account of its 0% peg for 10-year Japanese government bonds (JGBs). German yields are likely to move higher as the Quantitative Easing (QE) extension already has been priced by the market, whereas the risk of further tapering post-2017 and improved economic data has not been factored in. The Bank of England may curtail previously anticipated rate cuts due to relatively resilient post-Brexit economic performance and concerns about currency depreciation, which already is leading to heightened inflation.

Subadviser:

Neuberger Berman Investment Advisers LLC (formerly, Neuberger Berman Fixed Income LLC)

Portfolio Managers:

Thanos Bardas; David M. Brown, CFA; Andrew A. Johnson; Thomas J. Marthaler, CFA; and Thomas A. Sontag

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to the risks of investing in foreign securities (which may be volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Core Plus Bond Fund

Asset Allocation†

Corporate Bonds	31.8%
Mortgage-Backed Securities	28.4%
U.S. Treasury Obligations	23.6%
Asset-Backed Securities	9.3%
Commercial Mortgage-Backed Securities	5.0%
Foreign Government Securities	2.9%
U.S. Government Agency Securities	2.3%
Short-Term Investments	1.2%
Municipal Bonds	0.6%
Common Stocks††	0.0%
Futures Contracts††	(0.0)%
Liabilities in excess of other assets†††	(5.1)%
100.0%

Top Industries††††

Banks	4.8%
Media	3.0%
Consumer Finance	2.1%
Diversified Telecommunication Services	1.8%
Pharmaceuticals	1.8%
Technology Hardware, Storage & Peripherals	1.8%
Oil, Gas & Consumable Fuels	1.8%
Beverages	1.4%
Trading Companies & Distributors	1.1%
Capital Markets	1.1%
Other Industries	79.3%
100.0%

Top Holdings††††

U.S. Treasury Notes, 0.75%, 01/31/18	4.0%
U.S. Treasury Inflation Indexed Bonds, 3.88%, 04/15/29	3.6%
U.S. Treasury Inflation Indexed Bonds, 2.00%, 01/15/26	2.7%
Chase Issuance Trust, 1.06%, 09/16/19	2.3%
U.S. Treasury Bonds, 5.50%, 08/15/28	2.1%
U.S. Treasury Inflation Indexed Notes, 0.25%, 01/15/25	1.9%
U.S. Treasury Bonds, 3.88%, 08/15/40	1.8%
Citibank Credit Card Issuance Trust, 1.75%, 11/19/21	1.8%
FNMA TBA, 3.00%, 01/25/47	1.5%
FHLMC Gold Pool TBA, 3.00%, 01/15/47	1.2%
Other Holdings	77.1%
100.0%

Objective

The Fund seeks long-term total return, consistent with reasonable risk.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class Y) returned 3.84%, outperforming the benchmark by 1.19% and the Lipper peer category median by 0.50%

•

The Fund’s overweight to BBB-rated investment-grade credit and allocation to high-yield corporate bond exposures were the largest contributors as spreads tightened substantially; an allocation to U.S. Treasury Inflation-Protected Securities (TIPS) also contributed to performance

•

The Fund had a defensive duration shorter than that of the benchmark, which detracted from performance as U.S. government bond yields rallied; the Fund’s allocation to global sovereigns also negatively affected performance due to a short position in core Europe

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	NVIT Core Plus Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	Inception[2]
Class I	3.70%	2.76%	5.03%
Class II	3.34%	2.50%	4.77%
Class Y	3.84%	2.92%	5.19%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	2.02%
CPI	2.07%	1.36%	1.41%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio^
Class I	0.64%
Class II	0.89%
Class Y	0.49%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Core Plus Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Core Plus Bond Fund since inception through 12/31/16 versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Core Plus Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Core Plus Bond Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	988.10	3.20	0.64
	Hypothetical(a)(b)		1,000.00	1,021.92	3.25	0.64
Class II Shares	Actual	(a)	1,000.00	986.30	4.44	0.89
	Hypothetical(a)(b)		1,000.00	1,020.66	4.52	0.89
Class Y Shares	Actual	(a)	1,000.00	989.50	2.45	0.49
	Hypothetical(a)(b)		1,000.00	1,022.67	2.49	0.49

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

NVIT Core Plus Bond Fund

Asset-Backed Securities 9.3%

	Principal Amount	Market Value

Airlines 0.6%
American Airlines Class Pass Through Trust, Series AA 3.20%, 06/15/28	$1,970,000	$1,915,825
American Airlines Pass Through Trust, Series 2016-2, Class A, 3.65%, 06/15/28	8,420,000	8,362,113

		10,277,938

Credit Card 4.2%
Chase Issuance Trust, Series 2016-A7, Class A7, 1.06%, 09/16/19	42,321,000	42,282,539
Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.75%, 11/19/21	32,530,000	32,386,705

		74,669,244

Home Equity 0.6%
Accredited Mortgage Loan Trust, Series 2005-4, Class A2D, 1.08%, 12/25/35 (a)	861,520	834,804
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE1, Class A3, 0.96%, 01/25/36 (a)	1,738,577	1,704,404
Morgan Stanley Home Equity Loan Trust, Series 2006-2, Class A4, 1.04%, 02/25/36 (a)	6,261,411	5,914,154
RASC Trust, Series 2004-KS5, Class MII1, 1.54%, 06/25/34 (a)	998,521	868,897
Soundview Home Loan Trust, Series 2007-1, Class 2A3, 0.93%, 03/25/37 (a)	1,046,880	1,000,867
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-NC1, Class A4, 0.91%, 05/25/36 (a)	1,103,896	1,069,445

		11,392,571

Other 3.5%
Carrington Mortgage Loan Trust
Series 2005-OPT2, Class M4, 1.73%, 05/25/35 (a)	3,954,000	3,623,490
Series 2006-NC1, Class A4, 1.07%, 01/25/36 (a)	6,000,000	5,466,751
Series 2006-RFC1, Class A3, 0.91%, 05/25/36 (a)	1,106,905	1,090,956

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
Citigroup Mortgage Loan Trust, Inc.
Series 2006-WFH1, Class M2, 1.13%, 01/25/36 (a)	$1,410,000	$1,385,304
Series 2006-WFH4, Class M1, 1.04%, 11/25/36 (a)	4,968,000	4,266,852
Countrywide Asset-Backed Certificates, Series 2005-15, Class 2AV3, 0.96%, 04/25/36 (a)	3,962,476	3,784,905
GSAMP Trust, Series 2006-HE1, Class M1, 1.15%, 01/25/36 (a)	1,860,000	1,607,015
HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class M2, 1.15%, 01/25/36 (a)	2,000,000	1,816,564
J.P. Morgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF1, 0.86%, 03/25/47 (a)	1,051,922	606,708
Park Place Securities, Inc.
Series 2004-WHQ2, Class M3, 1.79%, 02/25/35 (a)	3,080,000	3,043,227
Series 2004-WWF1, Class M4, 2.41%, 12/25/34 (a)	5,460,000	5,293,449
Popular ABS Mortgage Pass Through Trust, Series 2005-2, Class AV1B, 1.02%, 04/25/35 (a)	2,330,563	2,258,806
Popular ABS Mortgage Pass-Through Trust, Series 2005-4, Class M1, 1.22%, 09/25/35 (a)	4,779,000	4,345,617
RAMP Trust
Series 2003-RS2, Class AII, 1.44%, 03/25/33 (a)	1,051,383	951,949
Series 2006-RZ3, Class M1, 1.11%, 08/25/36 (a)	5,010,000	4,089,997
Soundview Home Loan Trust, Series 2005-OPT1, Class M2, 1.43%, 06/25/35 (a)	3,640,000	3,361,520
Structured Asset Investment Loan Trust, Series 2004-6, Class A3, 1.56%, 07/25/34 (a)	2,182,211	2,102,838
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-WF4, Class M4, 1.34%, 11/25/35 (a)	5,800,000	5,298,744
Series 2006-AM1, Class A4, 0.92%, 04/25/36 (a)	492,483	482,864
Verizon Owner Trust, Series 2016-2A, Class A, 1.68%, 05/20/21 (b)	6,670,000	6,643,129

		61,520,685

10

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Student Loan 0.4%
Navient Student Loan Trust, Series 2016-6A, Class A1, 1.24%, 03/25/66 (a)(b)	$6,818,353	$6,821,895

Total Asset-Backed Securities (cost $157,842,743)		164,682,333

Commercial Mortgage-Backed Securities 5.0%
Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4, 5.89%, 07/10/44 (a)	14,391	14,372
Bear Stearns Commercial Mortgage Securities Trust
Series 2007-PW15, Class A4, 5.33%, 02/11/44	455,159	455,412
Series 2007-PW17, Class A4, 5.69%, 06/11/50 (a)	2,068,269	2,104,006
COBALT CMBS Commercial Mortgage Trust
Series 2007-C2, Class A3, 5.48%, 04/15/47 (a)	1,539,067	1,543,072
Series 2007-C3, Class A4, 5.76%, 05/15/46 (a)	1,691,111	1,710,268
COMM Mortgage Trust
Series 2013-CR11, Class XA, IO, 1.15%, 10/10/46 (a)	29,405,184	1,562,592
Series 2013-CR6, Class XB, IO, 0.63%, 03/10/46 (a)	33,000,000	1,026,689
Series 2013-LC6, Class XB, IO, 0.35%, 01/10/46 (a)(b)	30,500,000	642,181
Series 2014-CR16, Class XA, IO, 1.22%, 04/10/47 (a)	45,666,507	2,509,356
Series 2014-UBS3, Class XA, IO, 1.33%, 06/10/47 (a)	26,952,909	1,668,698
Series 2014-UBS6, Class XA, IO, 1.05%, 12/10/47 (a)	20,690,922	1,121,013
Series 2015-LC21, Class A4, 3.71%, 07/10/48	2,160,000	2,242,597
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.10%, 12/10/49 (a)	2,004,041	2,043,003
Commercial Mortgage Trust
Series 2007-GG11, Class A4, 5.74%, 12/10/49	5,356,524	5,433,159
Series 2014-CR17, Class XA, IO, 1.16%, 05/10/47 (a)	34,060,104	1,842,175
Credit Suisse Commercial Mortgage Trust
Series 2007-C3, Class A4, 5.69%, 06/15/39 (a)	1,375,266	1,380,563
Series 2007-C4, Class A4, 5.93%, 09/15/39 (a)	1,155,306	1,172,002
Series 2007-C5, Class A4, 5.70%, 09/15/40 (a)	2,719,096	2,757,956

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

Csail Commercial Mortgage Trust, Series 2015-C2, Class XA, IO, 0.88%, 06/15/57 (a)	$39,283,816	$1,972,346
CSAIL Commercial Mortgage Trust, Series 2016-C7, Class A5, 3.50%, 11/15/49	1,800,000	1,804,915
GS Mortgage Securities Corp. II, Series 2015-GC30, Class XA, IO, 0.90%, 05/10/50 (a)	48,405,009	2,413,057
GS Mortgage Securities Trust
Series 2007-GG10, Class A4, 5.79%, 08/10/45 (a)	5,350,755	5,384,073
Series 2014-GC18, Class XA, IO, 1.14%, 01/10/47 (a)	66,417,017	3,658,303
Series 2014-GC26, Class XA, IO, 1.09%, 11/10/47 (a)	35,861,295	2,168,285
Series 2015-GC32, Class A4, 3.76%, 07/10/48	2,250,000	2,350,356
J.P. Morgan Chase Commercial Mortgage Securities Trust
Series 2007-CB19, Class A4, 5.71%, 02/12/49 (a)	2,764,796	2,781,414
Series 2007-LD12, Class A4, 5.88%, 02/15/51 (a)	2,923,109	2,962,339
ML-CFC Commercial Mortgage Trust
Series 2007-7, Class A4, 5.74%, 06/12/50 (a)	2,653,578	2,670,520
Series 2007-8, Class A3, 6.85%, 08/12/49 (a)	230,519	233,318
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C16, Class XA, IO, 1.20%, 06/15/47 (a)	33,986,495	1,879,008
Series 2015-C24, Class A4, 3.73%, 05/15/48	4,795,000	4,977,006
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A4, 3.78%, 05/15/48 (a)	4,550,000	4,725,041
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class XA, IO, 1.76%, 12/10/45 (a)(b)	13,379,665	962,454
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, 5.70%, 06/15/49 (a)	3,473,184	3,494,313
Wells Fargo Commercial Mortgage Trust
Series 2015-C29, Class A4, 3.64%, 06/15/48	2,890,000	2,981,833
Series 2016-LC24, Class A4, 2.94%, 10/15/49	1,500,000	1,448,717
Series 2016-LC25, Class A4, 3.64%, 12/15/59	2,225,000	2,262,963
Series 2016-NXS6, Class A4, 2.92%, 11/15/49	4,700,000	4,535,337

11

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class XA, IO, 1.39%, 03/15/47 (a)	$27,942,441	$1,670,354

Total Commercial Mortgage- Backed Securities (cost $91,120,299)		88,565,066

Corporate Bonds 31.8%
Aerospace & Defense 0.0%†
Arconic, Inc.,
5.13%, 10/01/24	115,000	117,875

Airlines 0.2%
Southwest Airlines Co.,
3.00%, 11/15/26	3,820,000	3,600,556

Auto Components 0.0%†
Icahn Enterprises LP,
3.50%, 03/15/17	195,000	195,366
4.88%, 03/15/19	245,000	247,450
IHO Verwaltungs GmbH,
4.50%, 09/15/23 (b)(c)	200,000	195,500
ZF North America Capital, Inc.,
4.00%, 04/29/20 (b)	135,000	140,400

		778,716

Automobiles 0.6%
Ford Motor Co.,
4.35%, 12/08/26	6,640,000	6,709,707
General Motors Co.,
6.60%, 04/01/36	3,235,000	3,697,627

		10,407,334

Banks 5.1%
Bank of America Corp.,
2.15%, 11/09/20	8,280,000	8,172,368
4.45%, 03/03/26	7,405,000	7,631,134
Barclays plc,
2.00%, 03/16/18	6,200,000	6,187,110
Capital One NA,
2.35%, 08/17/18	7,784,473	7,829,187
CIT Group, Inc.,
4.25%, 08/15/17	340,000	344,675
5.25%, 03/15/18	635,000	658,019
6.63%, 04/01/18 (b)	610,000	642,787
5.00%, 05/15/18 (b)	520,000	526,500
5.50%, 02/15/19 (b)	130,000	137,150
3.88%, 02/19/19	295,000	301,269
Citigroup, Inc.,
2.70%, 03/30/21	6,355,000	6,340,460
3.20%, 10/21/26	6,360,000	6,081,572
Huntington Bancshares, Inc.,
2.30%, 01/14/22	5,560,000	5,392,561
JPMorgan Chase & Co.,
Series V, 5.00%, 07/01/19 (d)	3,610,000	3,600,975
2.30%, 08/15/21	5,580,000	5,476,625
4.95%, 06/01/45	2,440,000	2,601,794

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
PNC Bank NA,
1.70%, 12/07/18	$4,580,000	$4,571,710
Vnesheconombank Via VEB Finance plc,
Reg. S, 6.90%, 07/09/20	200,000	216,060
Wells Fargo & Co.,
2.10%, 07/26/21	10,170,000	9,895,969
Series S, 5.90%, 06/15/24 (d)	7,505,000	7,542,525
4.90%, 11/17/45	1,690,000	1,735,834
4.75%, 12/07/46	4,565,000	4,632,818

		90,519,102

Beverages 1.5%
Anheuser-Busch InBev Finance, Inc.,
3.65%, 02/01/26	15,555,000	15,791,280
4.90%, 02/01/46	3,930,000	4,247,819
Anheuser-Busch InBev Worldwide, Inc.,
3.75%, 01/15/22	5,845,000	6,100,871

		26,139,970

Biotechnology 0.5%
AbbVie, Inc.,
2.50%, 05/14/20	7,500,000	7,501,957
3.20%, 05/14/26	1,805,000	1,717,326

		9,219,283

Building Products 0.0%†
Allegion plc,
5.88%, 09/15/23	45,000	47,700
USG Corp.,
9.97%, 01/15/18	300,000	317,625
5.50%, 03/01/25 (b)	50,000	51,375

		416,700

Capital Markets 1.2%
Goldman Sachs Group, Inc. (The),
2.00%, 04/25/19	5,000,000	4,980,140
5.15%, 05/22/45	5,495,000	5,778,872
Morgan Stanley,
2.50%, 04/21/21	5,000,000	4,945,640
3.88%, 01/27/26	4,100,000	4,141,435
MSCI, Inc.,
5.25%, 11/15/24 (b)	280,000	294,000
5.75%, 08/15/25 (b)	245,000	260,312

		20,400,399

Chemicals 0.0%†
Ashland LLC,
3.88%, 04/15/18	145,000	148,806
Momentive Performance Materials USA, Inc.,
8.88%, 10/15/20 (e)(f)	105,000	0
Momentive Performance Materials, Inc.,
3.88%, 10/24/21	105,000	98,700

12

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Chemicals (continued)
NOVA Chemicals Corp.,
5.00%, 05/01/25 (b)	$255,000	$249,821

		497,327

Commercial Services & Supplies 0.4%
ADT Corp. (The),
4.88%, 07/15/32 (b)	200,000	164,000
Aramark Services, Inc.,
5.13%, 01/15/24 (b)	390,000	402,188
Jaguar Holding Co. II,
6.38%, 08/01/23 (b)	200,000	214,000
RR Donnelley & Sons Co.,
7.63%, 06/15/20	505,000	525,200
7.88%, 03/15/21	115,000	118,450
7.00%, 02/15/22	11,000	11,055
6.50%, 11/15/23	670,000	652,412
6.00%, 04/01/24	95,000	89,538
University of Southern California,
3.03%, 10/01/39	6,120,000	5,435,649

		7,612,492

Communications Equipment 0.2%
Altice Luxembourg SA,
7.75%, 05/15/22 (b)	405,000	432,338
7.63%, 02/15/25 (b)	220,000	231,000
Altice US Finance I Corp.,
5.50%, 05/15/26 (b)	200,000	204,000
Cequel Communications Holdings I LLC,
6.38%, 09/15/20 (b)	300,000	309,000
5.13%, 12/15/21 (b)	360,000	366,300
CommScope Technologies Finance LLC,
6.00%, 06/15/25 (b)	315,000	333,900
Riverbed Technology, Inc.,
8.88%, 03/01/23 (b)	100,000	105,500
UPCB Finance IV Ltd.,
5.38%, 01/15/25 (b)	200,000	201,500
WideOpenWest Finance LLC,
10.25%, 07/15/19	205,000	216,275
Ziggo Secured Finance BV,
5.50%, 01/15/27 (b)	365,000	355,802

		2,755,615

Computers & Peripherals 0.7%
Diamond 1 Finance Corp.,
4.42%, 06/15/21 (b)	12,010,000	12,427,287
5.88%, 06/15/21 (b)	235,000	250,023
6.02%, 06/15/26 (b)	330,000	357,488

		13,034,798

Construction & Engineering 0.0%†
AECOM,
5.88%, 10/15/24	325,000	346,973

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Finance 2.2%
AerCap Ireland Capital Ltd.,
2.75%, 05/15/17	$150,000	$150,187
4.50%, 05/15/21	160,000	165,816
Ally Financial, Inc.,
2.75%, 01/30/17	85,000	85,017
3.25%, 09/29/17	265,000	266,656
6.25%, 12/01/17	740,000	767,750
3.60%, 05/21/18	455,000	458,413
3.25%, 11/05/18	290,000	290,363
8.00%, 03/15/20	705,000	798,412
American Express Credit Corp.,
1.70%, 10/30/19	5,000,000	4,951,190
Ford Motor Credit Co. LLC,
3.10%, 05/04/23	4,985,000	4,814,109
General Motors Financial Co., Inc.,
3.10%, 01/15/19	5,355,000	5,411,833
2.40%, 05/09/19	6,310,000	6,293,285
3.20%, 07/06/21	8,140,000	8,072,088
4.30%, 07/13/25	5,345,000	5,302,197
Navient Corp.,
4.63%, 09/25/17	205,000	208,331
8.45%, 06/15/18	135,000	145,463
5.50%, 01/15/19	60,000	62,250
4.88%, 06/17/19	925,000	957,375

		39,200,735

Containers & Packaging 0.1%
Ball Corp.,
4.38%, 12/15/20	325,000	339,625
5.00%, 03/15/22	60,000	62,850
Berry Plastics Corp.,
5.50%, 05/15/22	400,000	416,000
6.00%, 10/15/22	25,000	26,437
BWAY Holding Co.,
9.13%, 08/15/21 (b)	275,000	290,125
Reynolds Group Issuer, Inc.,
5.75%, 10/15/20	430,000	443,438
6.88%, 02/15/21	103,702	106,709
5.13%, 07/15/23 (b)	460,000	469,775
Sealed Air Corp.,
5.50%, 09/15/25 (b)	160,000	165,200

		2,320,159

Diversified Consumer Services 0.0%†
Service Corp. International,
4.50%, 11/15/20	30,000	30,525
5.38%, 01/15/22	435,000	452,400

		482,925

Diversified Telecommunication Services 1.9%
AT&T, Inc.,
4.75%, 05/15/46	12,560,000	11,899,583

13

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
CCO Holdings LLC,
6.63%, 01/31/22	$300,000	$310,875
5.25%, 09/30/22	325,000	336,375
5.13%, 05/01/23 (b)	560,000	576,800
5.38%, 05/01/25 (b)	150,000	154,500
5.75%, 02/15/26 (b)	170,000	175,950
5.88%, 05/01/27 (b)	390,000	404,625
CenturyLink, Inc.,
Series S, 6.45%, 06/15/21	200,000	210,500
Series W, 6.75%, 12/01/23	180,000	184,050
Embarq Corp.,
8.00%, 06/01/36	590,000	553,125
Frontier Communications Corp.,
8.50%, 04/15/20	90,000	94,500
6.25%, 09/15/21	60,000	56,850
10.50%, 09/15/22	85,000	89,360
7.13%, 01/15/23	245,000	221,725
7.63%, 04/15/24	150,000	134,250
11.00%, 09/15/25	535,000	552,388
9.00%, 08/15/31	655,000	558,387
Intelsat Luxembourg SA,
8.13%, 06/01/23	535,000	167,187
Level 3 Financing, Inc.,
5.38%, 08/15/22	545,000	562,713
5.38%, 01/15/24	100,000	101,000
5.38%, 05/01/25	55,000	56,100
Qwest Corp.,
6.88%, 09/15/33	337,000	321,771
SFR Group SA,
6.00%, 05/15/22 (b)	595,000	610,619
7.38%, 05/01/26 (b)	610,000	625,250
Telecom Italia Capital SA,
6.00%, 09/30/34	275,000	254,375
Verizon Communications, Inc.,
5.05%, 03/15/34	3,830,000	4,033,128
4.27%, 01/15/36	9,565,000	9,154,910
Virgin Media Finance plc,
5.25%, 02/15/22	365,000	324,850
Virgin Media Secured Finance plc,
5.50%, 08/15/26 (b)	260,000	259,350
Wind Acquisition Finance SA,
4.75%, 07/15/20 (b)	475,000	478,563
7.38%, 04/23/21 (b)	205,000	213,200
Windstream Services LLC,
7.50%, 06/01/22	105,000	102,900

		33,779,759

Electric Utilities 0.9%
Abengoa Transmision Sur SA,
6.88%, 04/30/43 (b)	199,580	204,569
Duke Energy Corp.,
1.80%, 09/01/21	7,320,000	7,051,378

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Eskom Holdings SOC Ltd.,
7.13%, 02/11/25 (b)	$200,000	$201,500
Exelon Corp.,
4.45%, 04/15/46	4,340,000	4,248,539
IPALCO Enterprises, Inc.,
5.00%, 05/01/18	230,000	237,475
Southern Co. (The),
4.40%, 07/01/46	4,205,000	4,159,229

		16,102,690

Electrical Equipment 0.0%†
Novelis Corp.,
6.25%, 08/15/24 (b)	95,000	100,700
5.88%, 09/30/26 (b)	220,000	222,200

		322,900

Electronic Equipment, Instruments & Components 0.0%†
Flex Ltd.,
5.00%, 02/15/23	120,000	127,982
Zebra Technologies Corp.,
7.25%, 10/15/22	95,000	103,312

		231,294

Energy Equipment & Services 0.2%
EP Energy LLC,
9.38%, 05/01/20	690,000	636,090
7.75%, 09/01/22	195,000	157,950
6.38%, 06/15/23	615,000	485,850
Extraction Oil & Gas Holdings LLC,
7.88%, 07/15/21 (b)	145,000	155,150
KazMunayGas National Co. JSC,
Reg. S, 9.13%, 07/02/18	300,000	325,980
Petrobras Global Finance BV,
8.38%, 05/23/21	136,000	146,540
Precision Drilling Corp.,
6.63%, 11/15/20	62,781	63,722
6.50%, 12/15/21	205,000	208,075
5.25%, 11/15/24	185,000	172,975
Sinopec Group Overseas Development 2013 Ltd.,
4.38%, 10/17/23 (b)	200,000	209,251
Sinopec Group Overseas Development 2014 Ltd.,
4.38%, 04/10/24 (b)	200,000	207,832

		2,769,415

Equity Real Estate Investment Trusts (REITs) 0.9%
Communications Sales & Leasing, Inc.,
8.25%, 10/15/23	260,000	275,600
Corporate Office Properties LP,
3.60%, 05/15/23	5,645,000	5,431,834

14

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Equity Real Estate Investment Trusts (REITs) (continued)
Equinix, Inc.,
5.88%, 01/15/26	$165,000	$173,662
Iron Mountain, Inc.,
6.00%, 08/15/23	255,000	270,937
5.75%, 08/15/24	210,000	215,775
MGM Growth Properties Operating Partnership LP,
5.63%, 05/01/24 (b)	105,000	109,987
MPT Operating Partnership LP,
6.38%, 02/15/22	95,000	98,444
6.38%, 03/01/24	175,000	183,094
5.50%, 05/01/24	370,000	373,700
5.25%, 08/01/26	160,000	156,800
Omega Healthcare Investors, Inc.,
5.88%, 03/15/24	485,000	500,330
4.50%, 01/15/25	3,535,000	3,464,222
Sabra Health Care LP,
5.50%, 02/01/21	260,000	267,150
Simon Property Group LP,
4.25%, 11/30/46	3,990,000	3,921,871

		15,443,406

Food & Staples Retailing 0.1%
Albertsons Cos. LLC,
6.63%, 06/15/24 (b)	340,000	354,450
5.75%, 03/15/25 (b)	220,000	217,800
Rite Aid Corp.,
9.25%, 03/15/20	44,000	45,650
6.13%, 04/01/23 (b)	245,000	263,375
Tesco plc,
5.50%, 11/15/17 (b)	130,000	133,390

		1,014,665

Food Products 0.2%
Grupo Bimbo SAB de CV,
4.88%, 06/27/44 (b)	3,935,000	3,546,682
Marfrig Holdings Europe BV,
Reg. S, 8.00%, 06/08/23	200,000	207,020
Post Holdings, Inc.,
6.00%, 12/15/22 (b)	350,000	365,313
7.75%, 03/15/24 (b)	150,000	166,500

		4,285,515

Gas Utilities 0.2%
Antero Midstream Partners LP,
5.38%, 09/15/24 (b)	305,000	308,050
DCP Midstream Operating LP,
2.50%, 12/01/17	290,000	288,550
5.60%, 04/01/44	130,000	118,625
Fermaca Enterprises S de RL de CV,
6.38%, 03/30/38 (b)	190,742	187,881

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Ferrellgas LP,
6.50%, 05/01/21	$105,000	$104,475
6.75%, 01/15/22	290,000	286,375
6.75%, 06/15/23	195,000	191,588
Rose Rock Midstream LP,
5.63%, 11/15/23	255,000	248,625
Sabine Pass Liquefaction LLC,
5.63%, 02/01/21	365,000	390,550
5.63%, 04/15/23	100,000	106,250
5.75%, 05/15/24	305,000	327,112
5.63%, 03/01/25	665,000	711,550
5.88%, 06/30/26 (b)	155,000	167,013
Suburban Propane Partners LP,
7.38%, 08/01/21	365,000	377,775

		3,814,419

Health Care Equipment & Supplies 0.8%
Abbott Laboratories,
2.35%, 11/22/19	7,010,000	7,018,265
4.90%, 11/30/46	7,160,000	7,348,558
Hologic, Inc.,
5.25%, 07/15/22 (b)	130,000	136,825

		14,503,648

Health Care Providers & Services 0.7%
DaVita, Inc.,
5.75%, 08/15/22	210,000	219,450
5.13%, 07/15/24	145,000	144,637
5.00%, 05/01/25	150,000	147,563
DJO Finco, Inc.,
8.13%, 06/15/21 (b)	235,000	203,862
Envision Healthcare Corp.,
5.63%, 07/15/22	165,000	170,115
Express Scripts Holding Co.,
4.80%, 07/15/46	2,390,000	2,288,248
Fresenius Medical Care US Finance II, Inc.,
6.50%, 09/15/18 (b)	205,000	216,787
5.63%, 07/31/19 (b)	150,000	159,750
4.13%, 10/15/20 (b)	430,000	445,050
5.88%, 01/31/22 (b)	300,000	328,500
HCA, Inc.,
6.50%, 02/15/20	255,000	278,970
5.88%, 03/15/22	475,000	511,813
5.00%, 03/15/24	310,000	318,912
5.25%, 04/15/25	185,000	193,094
5.25%, 06/15/26	85,000	87,869
4.50%, 02/15/27	185,000	181,762
IASIS Healthcare LLC,
8.38%, 05/15/19	800,000	696,000
LifePoint Health, Inc.,
5.88%, 12/01/23	125,000	126,563

15

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services (continued)
Mallinckrodt International Finance SA,
5.50%, 04/15/25 (b)	$95,000	$85,025
MPH Acquisition Holdings LLC,
7.13%, 06/01/24 (b)	155,000	163,153
Providence St. Joseph Health Obligated Group,
Series H, 2.75%, 10/01/26	4,145,000	3,923,860
Team Health, Inc.,
7.25%, 12/15/23 (b)	330,000	375,375
Tenet Healthcare Corp.,
4.50%, 04/01/21	120,000	118,800
7.50%, 01/01/22 (b)	220,000	229,350
8.13%, 04/01/22	510,000	481,185
6.88%, 11/15/31	100,000	77,125
Universal Health Services, Inc.,
4.75%, 08/01/22 (b)	75,000	75,938

		12,248,756

Hotels, Restaurants & Leisure 0.3%
1011778 BC ULC,
4.63%, 01/15/22 (b)	125,000	127,500
Boyd Gaming Corp.,
6.38%, 04/01/26 (b)	130,000	140,010
Cedar Fair LP,
5.25%, 03/15/21	75,000	77,437
5.38%, 06/01/24	190,000	195,700
Eldorado Resorts, Inc.,
7.00%, 08/01/23	130,000	137,800
ESH Hospitality, Inc.,
5.25%, 05/01/25 (b)	355,000	353,225
GLP Capital LP,
4.38%, 11/01/18	195,000	201,765
4.88%, 11/01/20	560,000	588,000
5.38%, 11/01/23	180,000	192,600
Hilton Worldwide Finance LLC,
5.63%, 10/15/21	230,000	237,590
Isle of Capri Casinos, Inc.,
8.88%, 06/15/20	150,000	157,500
5.88%, 03/15/21	275,000	284,625
KFC Holding Co.,
5.25%, 06/01/26 (b)	155,000	157,325
MGM Resorts International,
8.63%, 02/01/19	440,000	494,450
6.63%, 12/15/21	165,000	184,388
NCL Corp. Ltd.,
5.25%, 11/15/19 (b)	35,000	35,952
4.63%, 11/15/20 (b)	405,000	412,087
Royal Caribbean Cruises Ltd.,
7.25%, 03/15/18	30,000	31,800
5.25%, 11/15/22	215,000	229,781

Corporate Bonds (continued)

	Principal Amount	Market Value

Hotels, Restaurants & Leisure (continued)
Scientific Games International, Inc.,
6.25%, 09/01/20	$300,000	$255,000
6.63%, 05/15/21	240,000	202,800
10.00%, 12/01/22	490,000	487,550
Six Flags Entertainment Corp.,
5.25%, 01/15/21 (b)	215,000	219,838
Station Casinos LLC,
7.50%, 03/01/21	160,000	167,600

		5,572,323

Household Durables 0.1%
CalAtlantic Group, Inc.,
8.38%, 05/15/18	135,000	146,475
8.38%, 01/15/21	100,000	116,500
5.38%, 10/01/22	170,000	173,400
5.25%, 06/01/26	120,000	117,000
Lennar Corp.,
4.75%, 12/15/17	450,000	456,750
4.75%, 11/15/22	360,000	369,000
Meritage Homes Corp.,
4.50%, 03/01/18	145,000	147,175
6.00%, 06/01/25	80,000	81,000
PulteGroup, Inc.,
4.25%, 03/01/21	50,000	51,125
Taylor Morrison Communities, Inc.,
5.63%, 03/01/24 (b)	35,000	35,350
Toll Brothers Finance Corp.,
4.00%, 12/31/18	300,000	307,875
4.38%, 04/15/23	75,000	74,813

		2,076,463

Household Products 0.0%†
Spectrum Brands, Inc.,
5.75%, 07/15/25	95,000	98,563

Independent Power and Renewable Electricity Producers 0.2%
Calpine Corp.,
6.00%, 01/15/22 (b)	450,000	470,250
5.38%, 01/15/23	625,000	610,937
Dynegy, Inc.,
6.75%, 11/01/19	275,000	279,812
5.88%, 06/01/23	95,000	82,412
7.63%, 11/01/24	75,000	69,188
NRG Energy, Inc.,
6.25%, 07/15/22	430,000	431,075
6.63%, 03/15/23	145,000	145,363
7.25%, 05/15/26 (b)	340,000	338,300
6.63%, 01/15/27 (b)	445,000	420,525
Talen Energy Supply LLC,
4.62%, 07/15/19 (b)	620,000	587,450
4.60%, 12/15/21	610,000	483,425
6.50%, 06/01/25	135,000	104,288

		4,023,025

16

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Industrial Conglomerates 0.6%
Honeywell International, Inc.,
2.50%, 11/01/26	$11,360,000	$10,752,694

Insurance 0.4%
Allstate Corp. (The),
3.28%, 12/15/26	6,900,000	6,922,901

Internet & Direct Marketing Retail 0.1%
Acosta, Inc.,
7.75%, 10/01/22 (b)	495,000	415,800
Netflix, Inc.,
5.50%, 02/15/22	200,000	215,500
4.38%, 11/15/26 (b)	105,000	101,850
QVC, Inc.,
3.13%, 04/01/19	195,000	197,029
5.13%, 07/02/22	170,000	175,980
5.45%, 08/15/34	210,000	191,156

		1,297,315

IT Services 0.0%†
First Data Corp.,
7.00%, 12/01/23 (b)	200,000	213,000
5.00%, 01/15/24 (b)	460,000	462,447

		675,447

Machinery 0.1%
Case New Holland Industrial, Inc.,
7.88%, 12/01/17	257,000	270,171
CNH Industrial Capital LLC,
4.88%, 04/01/21	115,000	119,600
CNH Industrial NV,
4.50%, 08/15/23	135,000	133,313
Manitowoc Foodservice, Inc.,
9.50%, 02/15/24	200,000	230,500
Terex Corp.,
6.50%, 04/01/20	300,000	306,000
6.00%, 05/15/21	50,000	51,125

		1,110,709

Media 3.1%
21st Century Fox America, Inc.,
4.75%, 11/15/46 (b)	5,865,000	5,882,501
AMC Entertainment Holdings, Inc.,
5.75%, 06/15/25	140,000	143,150
Charter Communications Operating LLC,
3.58%, 07/23/20	6,240,000	6,366,266
4.91%, 07/23/25	12,130,000	12,784,171
6.48%, 10/23/45	4,360,000	5,040,505
Clear Channel Worldwide Holdings, Inc.,
Series B, 7.63%, 03/15/20	370,000	369,767

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
CSC Holdings LLC,
7.63%, 07/15/18	$380,000	$405,650
10.88%, 10/15/25 (b)	525,000	624,750
5.50%, 04/15/27 (b)	155,000	156,937
DISH DBS Corp.,
4.25%, 04/01/18	145,000	148,679
6.75%, 06/01/21	200,000	217,000
5.88%, 11/15/24	320,000	329,280
7.75%, 07/01/26	245,000	276,237
Gray Television, Inc.,
5.13%, 10/15/24 (b)	160,000	154,800
5.88%, 07/15/26 (b)	55,000	54,588
Hughes Satellite Systems Corp.,
6.50%, 06/15/19	112,000	121,800
iHeartCommunications, Inc.,
9.00%, 12/15/19	90,000	73,575
11.25%, 03/01/21	635,000	484,187
Lamar Media Corp.,
5.75%, 02/01/26	75,000	78,938
Liberty Interactive LLC,
8.50%, 07/15/29	70,000	77,175
Nielsen Finance LLC,
4.50%, 10/01/20	40,000	40,700
5.00%, 04/15/22 (b)	855,000	871,031
Regal Entertainment Group,
5.75%, 03/15/22	310,000	324,725
Sinclair Television Group, Inc.,
5.38%, 04/01/21	90,000	92,700
Sirius XM Radio, Inc.,
4.25%, 05/15/20 (b)	310,000	314,650
4.63%, 05/15/23 (b)	65,000	64,350
6.00%, 07/15/24 (b)	85,000	88,825
5.38%, 07/15/26 (b)	75,000	73,313
TEGNA, Inc.,
5.13%, 10/15/19	260,000	266,825
5.13%, 07/15/20	185,000	191,937
Univision Communications, Inc.,
5.13%, 05/15/23 (b)	435,000	428,475
Viacom, Inc.,
2.75%, 12/15/19	5,655,000	5,647,609
3.88%, 04/01/24	3,980,000	3,862,678
3.45%, 10/04/26	4,885,000	4,514,712
4.38%, 03/15/43	5,820,000	4,635,950

		55,208,436

Metals & Mining 0.2%
Anglo American Capital plc,
2.63%, 09/27/17 (b)	200,000	200,000
4.45%, 09/27/20 (b)	100,000	102,500
ArcelorMittal,
8.00%, 10/15/39	815,000	894,332
Corp. Nacional del Cobre de Chile,
Reg. S, 5.63%, 09/21/35	100,000	106,518

17

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining (continued)
First Quantum Minerals Ltd.,
7.00%, 02/15/21 (b)	$650,000	$646,490
FMG Resources August 2006 Pty. Ltd.,
9.75%, 03/01/22 (b)	295,000	342,221
Freeport-McMoRan, Inc.,
2.38%, 03/15/18	240,000	238,200
4.00%, 11/14/21	60,000	58,500
3.55%, 03/01/22	55,000	51,150
3.88%, 03/15/23	85,000	77,987
4.55%, 11/14/24	55,000	51,563
5.40%, 11/14/34	330,000	277,200
HudBay Minerals, Inc.,
7.25%, 01/15/23 (b)	105,000	108,675
7.63%, 01/15/25 (b)	185,000	192,285
Teck Resources Ltd.,
4.75%, 01/15/22	110,000	110,275
6.25%, 07/15/41	160,000	154,189

		3,612,085

Multiline Retail 0.0%†
Dollar Tree, Inc.,
5.25%, 03/01/20	210,000	216,300
5.75%, 03/01/23	330,000	349,411
Neiman Marcus Group Ltd. LLC,
8.00%, 10/15/21 (b)	55,000	40,837

		606,548

Oil, Gas & Consumable Fuels 1.9%
Antero Resources Corp.,
5.38%, 11/01/21	380,000	388,550
5.13%, 12/01/22	100,000	101,000
Bill Barrett Corp.,
7.00%, 10/15/22	125,000	119,375
Chesapeake Energy Corp.,
6.13%, 02/15/21	460,000	448,500
5.38%, 06/15/21	410,000	384,375
5.75%, 03/15/23	150,000	141,000
8.00%, 01/15/25 (b)	185,000	188,700
Concho Resources, Inc.,
5.50%, 04/01/23	155,000	160,626
Continental Resources, Inc.,
4.50%, 04/15/23	130,000	127,400
3.80%, 06/01/24	185,000	170,662
4.90%, 06/01/44	35,000	29,925
Crestwood Midstream Partners LP,
6.00%, 12/15/20	205,000	210,125
6.25%, 04/01/23	240,000	244,800
DCP Midstream LLC,
5.35%, 03/15/20 (b)	75,000	77,812
4.75%, 09/30/21 (b)	80,000	81,000
8.13%, 08/16/30	60,000	66,600

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
DCP Midstream LLC, (continued)
6.45%, 11/03/36 (b)	$95,000	$95,000
6.75%, 09/15/37 (b)	100,000	101,000
5.85%, 05/21/43 (a)(b)	60,000	51,000
Encana Corp.,
6.50%, 08/15/34	265,000	285,442
Energy Transfer Equity LP,
7.50%, 10/15/20	300,000	334,500
5.88%, 01/15/24	225,000	232,313
5.50%, 06/01/27	115,000	112,125
Energy Transfer Partners LP,
4.15%, 10/01/20	4,500,000	4,659,935
6.50%, 02/01/42	4,250,000	4,591,568
Hess Corp.,
4.30%, 04/01/27	8,340,000	8,301,819
KazMunayGas National Co. JSC,
Reg. S, 6.38%, 04/09/21	500,000	541,680
Kinder Morgan Energy Partners LP,
5.50%, 03/01/44	2,900,000	2,956,588
Kinder Morgan, Inc.,
5.55%, 06/01/45	1,870,000	1,966,816
MPLX LP,
4.50%, 07/15/23	50,000	50,781
4.88%, 12/01/24	80,000	82,375
Newfield Exploration Co.,
5.38%, 01/01/26	270,000	275,292
Oasis Petroleum, Inc.,
6.88%, 03/15/22	105,000	107,625
ONEOK, Inc.,
6.00%, 06/15/35	170,000	164,900
Petroleos de Venezuela SA,
Reg. S, 6.00%, 05/16/24	250,000	96,250
Petroleos Mexicanos,
4.61%, 03/11/22 (a)(b)	83,000	85,594
5.50%, 06/27/44	224,000	186,413
Range Resources Corp.,
5.00%, 08/15/22 (b)	150,000	149,062
5.00%, 03/15/23 (b)	600,000	594,000
4.88%, 05/15/25	125,000	121,094
Regency Energy Partners LP,
5.50%, 04/15/23	300,000	309,750
Rockies Express Pipeline LLC,
6.85%, 07/15/18 (b)	135,000	142,594
5.63%, 04/15/20 (b)	335,000	352,587
7.50%, 07/15/38 (b)	115,000	117,875
6.88%, 04/15/40 (b)	215,000	213,925
Sanchez Energy Corp.,
6.13%, 01/15/23	155,000	147,250
SM Energy Co.,
6.13%, 11/15/22	80,000	81,000
5.00%, 01/15/24	105,000	98,963

18

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Targa Resources Partners LP,
4.25%, 11/15/23	$455,000	$435,094
6.75%, 03/15/24	135,000	144,787
5.13%, 02/01/25 (b)	135,000	133,988
5.38%, 02/01/27 (b)	115,000	113,850
Tesoro Logistics LP,
6.25%, 10/15/22	215,000	227,900
6.38%, 05/01/24	65,000	69,550
Whiting Petroleum Corp.,
5.00%, 03/15/19	305,000	306,193
5.75%, 03/15/21	80,000	79,667
6.25%, 04/01/23	265,000	265,000
Williams Cos., Inc. (The),
Series A, 7.50%, 01/15/31	50,000	56,375
5.75%, 06/24/44	195,000	189,150
Williams Partners LP,
6.13%, 07/15/22	80,000	82,515
YPF SA,
8.50%, 07/28/25 (b)	130,000	131,820

		32,783,455

Personal Products 0.1%
Edgewell Personal Care Co.,
4.70%, 05/19/21	130,000	136,836
4.70%, 05/24/22	450,000	463,500
NBTY, Inc.,
7.63%, 05/15/21 (b)	265,000	274,275

		874,611

Pharmaceuticals 1.9%
Endo Finance LLC,
5.87%, 01/15/23 (b)	765,000	648,337
6.00%, 07/15/23 (b)	290,000	254,113
Pfizer, Inc.,
3.00%, 12/15/26	4,635,000	4,575,677
Shire Acquisitions Investments Ireland Designated Activity Co.,
1.90%, 09/23/19	13,405,000	13,235,051
Teva Pharmaceutical Finance Netherlands III BV,
1.70%, 07/19/19	9,380,000	9,216,113
4.10%, 10/01/46	4,185,000	3,585,967
Valeant Pharmaceuticals International, Inc.,
5.50%, 03/01/23 (b)	515,000	386,250
5.88%, 05/15/23 (b)	1,730,000	1,306,150
6.13%, 04/15/25 (b)	60,000	45,075

		33,252,733

Professional Services 0.0%†
IHS Markit Ltd.,
5.00%, 11/01/22 (b)	470,000	487,625

Corporate Bonds (continued)

	Principal Amount	Market Value

Road & Rail 0.3%
ERAC USA Finance LLC,
2.70%, 11/01/23 (b)	$5,700,000	$5,475,796
Hertz Corp. (The),
5.50%, 10/15/24 (b)	305,000	266,494

		5,742,290

Semiconductors & Semiconductor Equipment 0.1%
Amkor Technology, Inc.,
6.38%, 10/01/22	275,000	286,688
Micron Technology, Inc.,
5.25%, 08/01/23 (b)	110,000	110,412
5.50%, 02/01/25	110,000	109,450
5.63%, 01/15/26 (b)	95,000	94,169
NXP BV,
4.13%, 06/01/21 (b)	200,000	206,500
Sensata Technologies UK Financing Co. plc,
6.25%, 02/15/26 (b)	200,000	209,000

		1,016,219

Software 0.3%
Inception Merger Sub, Inc.,
8.63%, 11/15/24 (b)	365,000	386,334
Infor Software Parent LLC,
7.13%, 05/01/21 (b)(c)	410,000	422,300
Nuance Communications, Inc.,
5.38%, 08/15/20 (b)	203,000	208,836
6.00%, 07/01/24 (b)	415,000	428,488
Open Text Corp.,
5.88%, 06/01/26 (b)	255,000	269,025
Oracle Corp.,
4.00%, 07/15/46	3,940,000	3,768,594

		5,483,577

Specialty Retail 0.1%
L Brands, Inc.,
5.63%, 10/15/23	405,000	436,388
Michaels Stores, Inc.,
5.88%, 12/15/20 (b)	210,000	216,300
Penske Automotive Group, Inc.,
5.38%, 12/01/24	50,000	49,875
PetSmart, Inc.,
7.13%, 03/15/23 (b)	380,000	387,600

		1,090,163

Supranational 0.0%†
Ukreximbank,
9.63%, 04/27/22 (b)	240,000	234,600

Technology Hardware, Storage & Peripherals 1.9%
Apple, Inc.,
4.65%, 02/23/46	6,660,000	7,191,794

19

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Technology Hardware, Storage & Peripherals (continued)
EMC Corp.,
1.88%, 06/01/18	$975,000	$964,192
Hewlett Packard Enterprise Co.,
0.00%, 10/15/22	12,225,000	12,730,711
4.90%, 10/15/25	10,915,000	11,229,505
Western Digital Corp.,
10.50%, 04/01/24 (b)	825,000	975,563

		33,091,765

Textiles, Apparel & Luxury Goods 0.0%†
Hanesbrands, Inc.,
4.88%, 05/15/26 (b)	330,000	322,575

Trading Companies & Distributors 1.2%
Air Lease Corp.,
2.13%, 01/15/20	5,385,000	5,304,640
3.88%, 04/01/21	2,700,000	2,774,007
Aircastle Ltd.,
4.63%, 12/15/18	670,000	699,312
5.50%, 02/15/22	150,000	159,000
5.00%, 04/01/23	105,000	107,100
HD Supply, Inc.,
5.25%, 12/15/21 (b)	340,000	358,700
5.75%, 04/15/24 (b)	105,000	110,848
International Lease Finance Corp.,
8.88%, 09/01/17	285,000	297,825
3.88%, 04/15/18	190,000	193,563
6.25%, 05/15/19	9,810,000	10,545,750
United Rentals North America, Inc.,
5.75%, 11/15/24	90,000	94,500

		20,645,245

Wireless Telecommunication Services 0.3%
Sprint Communications, Inc.,
9.00%, 11/15/18 (b)	145,000	159,862
6.00%, 11/15/22	735,000	740,513
Sprint Corp.,
7.25%, 09/15/21	380,000	403,750
7.88%, 09/15/23	810,000	864,675
7.13%, 06/15/24	875,000	901,250
Syniverse Holdings, Inc.,
9.13%, 01/15/19	425,000	371,875
T-Mobile USA, Inc.,
5.25%, 09/01/18	230,000	233,450
6.63%, 04/28/21	470,000	490,562
6.13%, 01/15/22	225,000	237,375
6.73%, 04/28/22	245,000	256,025
6.00%, 03/01/23	250,000	264,063

		4,923,400

Total Corporate Bonds (cost $564,292,380)		564,272,193

Foreign Government Securities 2.9%

	Principal Amount	Market Value

ARGENTINA 0.1%
Republic of Argentina,
8.75%, 06/02/17	$270,000	$279,450
Reg. S, 6.88%, 04/22/21	200,000	213,000
8.28%, 12/31/33	715,039	763,305
Reg. S, 7.13%, 07/06/36	150,000	142,687
2.50%, 12/31/38 (g)	360,000	221,400

		1,619,842

ARMENIA 0.0%†
Republic of Armenia,
7.15%, 03/26/25 (b)	356,000	373,487

AZERBAIJAN 0.0%†
Southern Gas Corridor CJSC,
Reg. S, 6.88%, 03/24/26	240,000	258,480
State Oil Co. of the Azerbaijan Republic,
Reg. S, 4.75%, 03/13/23	300,000	291,225

		549,705

BELIZE 0.0%†
Belize Government Bond,
Reg. S, 5.00%, 02/20/38 (g)	218,000	89,380

BERMUDA 0.0%†
Bermuda Government Bond,
4.85%, 02/06/24 (b)	200,000	207,834
Reg. S, 3.72%, 01/25/27	200,000	189,000

		396,834

BRAZIL 0.1%
Federative Republic of Brazil,
4.88%, 01/22/21	580,000	597,400
5.63%, 01/07/41	200,000	177,940
Brazil Minas SPE via State of Minas Gerais,
Reg. S, 5.33%, 02/15/28	200,000	186,500

		961,840

COLOMBIA 0.0%†
Republic of Colombia,
7.38%, 09/18/37	100,000	121,500
6.13%, 01/18/41	270,000	291,600

		413,100

COSTA RICA 0.0%†
Republic of Costa Rica,
7.16%, 03/12/45 (b)	238,000	220,531

20

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount	Market Value

CROATIA 0.1%
Republic of Croatia,
Reg. S, 6.75%, 11/05/19	$230,000	$249,550
Reg. S, 6.63%, 07/14/20	200,000	217,532
Reg. S, 6.38%, 03/24/21	200,000	217,500
Reg. S, 6.00%, 01/26/24	250,000	270,937

		955,519

DOMINICAN REPUBLIC 0.0%†
Dominican Republic Bond,
6.88%, 01/29/26 (b)	100,000	103,957
Reg. S, 6.88%, 01/29/26	300,000	311,871
Reg. S, 7.45%, 04/30/44	100,000	101,000

		516,828

ECUADOR 0.0%†
Republic of Ecuador,
10.50%, 03/24/20 (b)	386,000	414,950
Reg. S, 7.95%, 06/20/24	250,000	238,750

		653,700

EGYPT 0.0%†
Arab Republic of Egypt,
Reg. S, 6.88%, 04/30/40	100,000	86,838

EL SALVADOR 0.0%†
Republic of El Salvador,
Reg. S, 6.38%, 01/18/27	175,000	161,000
Reg. S, 7.63%, 02/01/41	150,000	136,125

		297,125

GHANA 0.0%†
Republic of Ghana,
Reg. S, 10.75%, 10/14/30	400,000	472,748

HUNGARY 0.1%
Republic of Hungary,
7.63%, 03/29/41	490,000	684,652

		684,652

INDONESIA 0.1%
Pertamina Persero PT,
Reg. S, 5.63%, 05/20/43	580,000	533,646
Republic of Indonesia,
Reg. S, 7.75%, 01/17/38	185,000	237,406

		771,052

IRAQ 0.0%†
Republic of Iraq,
Reg. S, 5.80%, 01/15/28	290,000	240,687

IVORY COAST 0.1%
Republic of Cote d’Ivoire,
Reg. S, 5.75%, 12/31/32 (g)	722,700	667,941

Foreign Government Securities (continued)

	Principal Amount		Market Value

JAMAICA 0.0%†
Jamaica Government Bond,
7.88%, 07/28/45		$200,000	$217,174

JAPAN 0.3%
Japan International Cooperation Agency,
2.13%, 10/20/26		4,960,000	4,622,011

KENYA 0.0%†
Republic of Kenya,
Reg. S, 6.88%, 06/24/24		290,000	273,437

MEXICO 0.9%
Petroleos Mexicanos,
4.63%, 09/21/23 (b)		89,000	86,579
4.50%, 01/23/26		4,275,000	3,894,525
6.75%, 09/21/47 (b)		446,000	421,381
United Mexican States,
7.75%, 11/13/42	MXN	242,180,000	11,507,284
4.75%, 03/08/44		$100,000	90,930

			16,000,699

MONGOLIA 0.0%†
Mongolia Government Bond,
Reg. S, 5.13%, 12/05/22		200,000	170,505
Development Bank of Mongolia LLC,
Reg. S, 5.75%, 03/21/17		300,000	292,499

			463,004

OMAN 0.0%†
Oman Government Bond,
Reg. S, 3.63%, 06/15/21		200,000	200,014

PERU 0.0%†
Corp. Financiera de Desarrollo SA,
5.25%, 07/15/29 (a)(b)		338,000	347,295

RUSSIA 0.0%†
Russian Federal Bond — Eurobond,
Reg. S, 3.50%, 01/16/19		200,000	203,260

SAUDI ARABIA 0.0%†
Saudi Arabia Government Bond,
Reg. S, 4.50%, 10/26/46		200,000	191,566

SENEGAL 0.0%†
Republic of Senegal,
Reg. S, 6.25%, 07/30/24		350,000	348,628

21

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount		Market Value

SERBIA 0.0%†
Republic of Serbia,
Reg. S, 7.25%, 09/28/21		$350,000	$390,250
Reg. S, 6.75%, 11/01/24 (g)		145,333	147,213

			537,463

SOUTH AFRICA 0.9%
Republic of South Africa,
4.30%, 10/12/28		377,000	349,667
6.50%, 02/28/41	ZAR	296,665,000	15,368,797

			15,718,464

SRI LANKA 0.0%†
Democratic Socialist Republic of Sri Lanka,
Reg. S, 6.85%, 11/03/25		$437,000	429,148
Reg. S, 6.83%, 07/18/26		200,000	196,718

			625,866

TUNISIA 0.0%†
Banque Centrale de Tunisie International Bond,
5.75%, 01/30/25 (b)		255,000	237,150

TURKEY 0.1%
Republic of Turkey,
7.50%, 11/07/19		210,000	228,375
6.25%, 09/26/22		200,000	207,710
7.38%, 02/05/25		190,000	208,287
4.25%, 04/14/26		290,000	257,780
Export Credit Bank of Turkey,
5.38%, 10/24/23 (b)		200,000	185,450

			1,087,602

UKRAINE 0.1%
Ukraine Government Bond,
7.75%, 09/01/20 (b)		117,000	115,369
7.75%, 09/01/23 (b)		114,000	109,440
Reg. S, 7.75%, 09/01/23		110,000	105,600
Reg. S, 7.75%, 09/01/25		130,000	122,083
Reg. S, 7.75%, 09/01/27		250,000	232,155
0.00%, 05/31/40 (a)(b)		228,000	68,601

			753,248

URUGUAY 0.0%†
Uruguay Government International Bond,
5.10%, 06/18/50		201,000	180,900

VENEZUELA, BOLIVARIAN REPUBLIC OF 0.0%†
Bolivarian Republic of Venezuela,
Reg. S, 8.25%, 10/13/24		210,000	97,650

Foreign Government Securities (continued)

	Principal Amount	Market Value

VIETNAM 0.0%†
Vietnam Government Bond,
Reg. S, 6.75%, 01/29/20	$120,000	$129,989

Total Foreign Government Securities (cost $63,839,426)		52,207,229

Mortgage-Backed Securities 28.4%
FHLMC Gold Pool
Pool# G13072 5.00%, 04/01/23	6,392	6,819
Pool# G13122 5.00%, 04/01/23	2,409	2,584
Pool# G13225 5.00%, 06/01/23	57,278	61,503
Pool# J08443 5.00%, 07/01/23	29,323	31,326
Pool# C90824 4.50%, 04/01/24	461,936	495,487
Pool# C91128 5.50%, 12/01/27	19,580	21,691
Pool# D98252 5.00%, 08/01/29	642	699
Pool# G30698 5.00%, 07/01/31	126,288	137,422
Pool# G18626 2.50%, 12/01/31	2,160,000	2,165,824
Pool# C69707 5.50%, 08/01/32	4,372	4,847
Pool# A14186 5.50%, 10/01/33	868	974
Pool# C01674 5.50%, 11/01/33	11,369	12,786
Pool# A24611 4.50%, 06/01/34	3,082	3,313
Pool# A23854 5.50%, 06/01/34	8,331	9,359
Pool# G08084 4.50%, 10/01/35	40,099	43,216
Pool# A39572 5.00%, 11/01/35	37,458	40,761
Pool# A39584 5.50%, 11/01/35	18,243	20,206
Pool# A41399 5.50%, 12/01/35	153,471	172,590
Pool# A49058 5.50%, 05/01/36	99,263	109,948
Pool# A52983 5.50%, 10/01/36	65,934	73,635
Pool# A61562 5.50%, 10/01/36	315,263	352,360
Pool# G02379 6.00%, 10/01/36	7,579	8,645

22

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# A57475 5.50%, 02/01/37	$2,019	$2,266
Pool# G02561 5.50%, 02/01/37	33,622	37,415
Pool# A58420 5.50%, 03/01/37	3,780	4,196
Pool# G03400 5.50%, 03/01/37	125,708	140,352
Pool# A60064 5.50%, 04/01/37	60,793	67,363
Pool# G02791 5.50%, 04/01/37	2,987	3,330
Pool# A60070 5.00%, 05/01/37	1,336	1,458
Pool# G05521 5.50%, 05/01/37	806,521	906,118
Pool# G02976 5.50%, 06/01/37	26,751	29,870
Pool# G08204 5.50%, 06/01/37	5,296	5,869
Pool# G08210 6.00%, 07/01/37	59,284	67,250
Pool# A65518 6.00%, 09/01/37	50,907	57,686
Pool# A68546 5.50%, 11/01/37	25,379	28,155
Pool# G03432 5.50%, 11/01/37	32,204	35,892
Pool# A69653 5.50%, 12/01/37	9,687	10,781
Pool# A70591 5.50%, 12/01/37	45,476	50,738
Pool# G03616 6.00%, 12/01/37	14,123	16,014
Pool# A71374 5.50%, 01/01/38	8,686	9,620
Pool# A71604 5.50%, 01/01/38	163,282	182,212
Pool# A72378 5.50%, 01/01/38	96,504	107,316
Pool# G03927 5.50%, 01/01/38	8,073	8,993
Pool# A73996 5.50%, 02/01/38	218,150	243,306
Pool# G03812 5.50%, 02/01/38	503,449	561,683
Pool# G03964 5.50%, 02/01/38	51,727	57,793
Pool# A72499 6.00%, 02/01/38	7,223	8,196
Pool# A75432 5.50%, 03/01/38	66,858	74,077

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# G04220 5.50%, 03/01/38	$12,781	$14,254
Pool# G08256 5.50%, 03/01/38	6,599	7,349
Pool# G04156 6.00%, 03/01/38	12,410	14,050
Pool# A75830 5.50%, 04/01/38	124,361	140,241
Pool# A76127 5.50%, 04/01/38	231,420	257,247
Pool# A76483 5.50%, 04/01/38	97,691	109,060
Pool# G04248 5.50%, 04/01/38	110,398	123,201
Pool# G08263 5.50%, 04/01/38	8,117	9,054
Pool# A76211 6.00%, 04/01/38	2,212	2,503
Pool# G04287 5.00%, 05/01/38	75,921	82,787
Pool# A76939 5.50%, 05/01/38	7,009	7,773
Pool# A77057 5.50%, 05/01/38	9,708	10,791
Pool# A77208 5.50%, 05/01/38	13,015	14,519
Pool# A77796 5.50%, 05/01/38	311,613	347,170
Pool# G04305 5.50%, 05/01/38	171,314	190,648
Pool# A77648 5.50%, 06/01/38	1,655	1,834
Pool# A77937 5.50%, 06/01/38	57,788	64,028
Pool# A78624 5.50%, 06/01/38	66,948	74,282
Pool# G04359 5.50%, 06/01/38	143,450	160,047
Pool# G04458 5.50%, 06/01/38	40,532	45,106
Pool# A78076 6.00%, 06/01/38	26,109	29,545
Pool# A78454 6.00%, 06/01/38	11,040	12,490
Pool# A78982 5.50%, 07/01/38	25,681	28,582
Pool# A79018 5.50%, 07/01/38	43,555	48,244
Pool# A79509 5.50%, 07/01/38	6,382	7,106
Pool# A79806 5.50%, 07/01/38	3,713	4,115

23

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# A79816 5.50%, 07/01/38	$15,473	$17,138
Pool# G04471 5.50%, 07/01/38	41,095	45,745
Pool# G05956 5.50%, 07/01/38	586,505	654,107
Pool# A80779 5.50%, 08/01/38	41,222	45,809
Pool# G04817 5.00%, 09/01/38	120,355	131,002
Pool# A81743 5.50%, 09/01/38	22,426	24,840
Pool# A82093 5.50%, 09/01/38	14,443	16,006
Pool# A82207 5.50%, 09/01/38	899	996
Pool# A82609 5.50%, 09/01/38	15,241	16,882
Pool# A82656 5.50%, 10/01/38	4,555	5,067
Pool# A82703 5.50%, 10/01/38	5,852	6,525
Pool# G04847 5.50%, 10/01/38	54,943	61,294
Pool# G05979 5.50%, 10/01/38	12,136	13,535
Pool# A82757 5.50%, 11/01/38	96,657	107,061
Pool# A82787 5.50%, 11/01/38	562,134	624,807
Pool# A83032 5.50%, 11/01/38	9,651	10,690
Pool# A83066 5.50%, 11/01/38	1,796	1,993
Pool# A83071 5.50%, 11/01/38	2,367	2,622
Pool# A83596 5.50%, 12/01/38	54,937	60,896
Pool# G05337 5.50%, 12/01/38	209,377	234,189
Pool# G08314 5.50%, 01/01/39	30,314	33,673
Pool# G08331 4.50%, 02/01/39	5,294	5,690
Pool# G08323 5.00%, 02/01/39	136,806	148,894
Pool# A84417 5.50%, 02/01/39	50,965	56,508
Pool# G05300 5.50%, 02/01/39	8,019	8,913
Pool# A84655 4.50%, 03/01/39	350,339	376,114

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# G05841 5.50%, 04/01/39	$15,050	$16,670
Pool# G08344 4.50%, 05/01/39	412,687	443,917
Pool# A86955 4.50%, 06/01/39	245,668	264,029
Pool# A86968 4.50%, 06/01/39	26,035	27,925
Pool# G05472 4.50%, 06/01/39	9,460	10,179
Pool# G05484 4.50%, 06/01/39	404,597	436,214
Pool# A87250 5.00%, 06/01/39	258,330	284,309
Pool# A87679 5.00%, 08/01/39	168,468	183,652
Pool# G07021 5.00%, 09/01/39	295,642	321,850
Pool# A89385 4.50%, 10/01/39	11,262	12,117
Pool# G05684 5.50%, 10/01/39	94,957	105,563
Pool# G06020 5.50%, 12/01/39	525,825	585,714
Pool# V80890 5.50%, 12/01/39	355,625	397,013
Pool# G05813 6.00%, 12/01/39	26,902	30,434
Pool# G05923 5.50%, 02/01/40	61,634	68,641
Pool# G06031 5.50%, 03/01/40	20,631	23,013
Pool# A91997 5.00%, 04/01/40	92,126	100,442
Pool# G05849 4.50%, 05/01/40	633,806	682,335
Pool# G06193 5.50%, 05/01/40	90,155	100,568
Pool# A92458 5.00%, 06/01/40	51,064	55,730
Pool# G08402 5.00%, 06/01/40	141,039	153,747
Pool# A92764 5.50%, 06/01/40	45,906	51,503
Pool# C03486 4.50%, 07/01/40	7,277	7,835
Pool# G06412 5.50%, 07/01/40	1,133,885	1,263,713
Pool# C03531 4.00%, 10/01/40	1,248,980	1,318,383
Pool# A94833 4.00%, 11/01/40	3,838,988	4,065,945

24

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# A95230 4.00%, 12/01/40	$1,376,810	$1,456,202
Pool# A96634 4.50%, 02/01/41	288,801	311,618
Pool# A97942 4.50%, 04/01/41	275,777	297,216
Pool# G08443 4.50%, 04/01/41	877,569	945,291
Pool# Q00876 4.50%, 05/01/41	1,257,266	1,353,169
Pool# Q00950 5.00%, 05/01/41	681,394	743,678
Pool# Q01198 5.50%, 06/01/41	31,461	34,891
Pool# G06956 4.50%, 08/01/41	1,118,778	1,205,124
Pool# Z40047 4.00%, 10/01/41	341,678	360,626
Pool# Q06344 4.00%, 02/01/42	3,101,990	3,276,135
Pool# G08479 3.50%, 03/01/42	453,526	467,131
Pool# Q08997 3.50%, 06/01/42	927,244	955,185
Pool# Q09004 3.50%, 06/01/42	697,012	717,920
Pool# C04008 4.00%, 06/01/42	1,132,957	1,190,481
Pool# C09004 3.50%, 07/01/42	1,056,066	1,087,627
Pool# G08500 3.50%, 07/01/42	621,243	639,888
Pool# G07083 4.00%, 07/01/42	453,413	479,954
Pool# Z40054 4.00%, 07/01/42	411,855	434,767
Pool# Q09896 3.50%, 08/01/42	546,367	562,497
Pool# Q11095 3.50%, 09/01/42	450,845	462,059
Pool# Q11348 3.50%, 09/01/42	1,741,621	1,793,764
Pool# Q12143 3.50%, 10/01/42	304,248	313,281
Pool# G07155 4.00%, 10/01/42	812,892	857,174
Pool# Q13765 4.00%, 12/01/42	448,045	474,470
Pool# Q16893 3.50%, 04/01/43	476,708	490,806
Pool# Q17389 3.50%, 04/01/43	1,148,488	1,182,150

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# Q18305 3.50%, 05/01/43	$391,517	$401,991
Pool# Q19476 3.50%, 06/01/43	504,335	519,250
Pool# Q19480 4.00%, 06/01/43	3,438,875	3,633,409
Pool# G07459 3.50%, 08/01/43	1,148,076	1,181,914
Pool# G08541 3.50%, 08/01/43	1,029,258	1,059,571
Pool# Q20857 3.50%, 08/01/43	889,561	916,142
Pool# Q20860 3.50%, 08/01/43	370,212	381,105
Pool# Q20680 4.00%, 10/01/43	400,389	421,237
Pool# V80509 4.00%, 10/01/43	492,572	518,281
Pool# G07508 4.50%, 10/01/43	365,660	393,071
Pool# G08558 4.00%, 11/01/43	238,560	250,570
Pool# G08559 4.50%, 11/01/43	1,385,990	1,488,904
Pool# Q22805 4.50%, 11/01/43	117,755	126,462
Pool# G08582 4.00%, 04/01/44	364,433	382,822
Pool# Q26367 4.00%, 05/01/44	222,088	234,101
Pool# G08587 4.50%, 05/01/44	849,665	912,509
Pool# G08596 4.50%, 07/01/44	1,603,735	1,721,805
Pool# Q27375 4.50%, 07/01/44	182,401	195,811
Pool# Q27903 4.00%, 08/01/44	1,526,177	1,603,551
Pool# G07964 5.00%, 08/01/44	503,915	554,299
Pool# Q29916 4.00%, 11/01/44	1,454,084	1,527,548
Pool# C09070 4.00%, 12/01/44	584,447	614,119
Pool# G08627 3.50%, 02/01/45	1,213,214	1,243,171
Pool# C09071 4.00%, 02/01/45	1,925,997	2,023,898
Pool# G07961 3.50%, 03/01/45	1,152,125	1,183,598
Pool# G08633 4.00%, 03/01/45	4,314,736	4,534,012

25

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# Q32070 4.00%, 03/01/45	$1,166,341	$1,225,563
Pool# G08636 3.50%, 04/01/45	3,523,524	3,610,673
Pool# G08637 4.00%, 04/01/45	1,410,740	1,482,472
Pool# G08642 4.00%, 05/01/45	2,069,867	2,175,047
Pool# Q35164 4.00%, 05/01/45	1,173,118	1,233,465
Pool# Q33869 4.00%, 06/01/45	749,831	788,098
Pool# G08657 4.50%, 07/01/45	163,560	175,717
Pool# G08659 3.50%, 08/01/45	1,180,969	1,210,128
Pool# V81873 4.00%, 08/01/45	449,289	472,099
Pool# G08672 4.00%, 10/01/45	1,754,934	1,844,085
Pool# G08676 3.50%, 11/01/45	2,755,423	2,823,536
Pool# Q37023 4.00%, 11/01/45	2,552,993	2,683,046
Pool# G08681 3.50%, 12/01/45	1,215,318	1,245,391
Pool# G08682 4.00%, 12/01/45	915,873	962,468
Pool# G08686 3.00%, 01/01/46	540,078	536,857
Pool# Q38470 4.00%, 01/01/46	1,199,022	1,260,223
Pool# Q38473 4.00%, 01/01/46	2,240,484	2,354,555
Pool# V82196 4.50%, 01/01/46	404,911	435,967
Pool# G08699 4.00%, 03/01/46	1,869,687	1,964,945
Pool# G08704 4.50%, 04/01/46	433,925	465,872
Pool# G08706 3.50%, 05/01/46	835,489	856,232
Pool# Q40718 3.50%, 05/01/46	1,872,424	1,919,542
Pool# G08708 4.50%, 05/01/46	484,139	520,173
Pool# G60724 3.00%, 10/01/46	3,228,929	3,210,595
Pool# G60782 3.00%, 10/01/46	3,444,417	3,423,791
Pool# Q43938
Pool# Q43565 3.50%, 10/01/46	971,416	995,642

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# Q44452 3.00%, 11/01/46	$2,000,001	$1,988,025
Pool# G08737 3.00%, 12/01/46	464,575	461,793
Pool# G08741 3.00%, 12/01/46	3,140,424	3,121,619
FHLMC Gold Pool TBA
2.50%, 01/15/32	3,295,000	3,300,921
3.00%, 01/15/47	22,845,000	22,684,500
3.50%, 01/15/47	3,700,000	3,788,589
4.00%, 01/15/47	8,015,000	8,418,411
FNMA Pool
Pool# 625932 5.00%, 01/01/17	4,866	4,868
Pool# 626012 5.00%, 01/01/17	189	189
Pool# 630920 5.00%, 02/01/17	953	953
Pool# 669089 5.00%, 10/01/17	9,011	9,222
Pool# 555092 5.00%, 12/01/17	157,187	160,866
Pool# 709835 5.00%, 06/01/18	186,035	190,587
Pool# 730339 5.00%, 09/01/18	92,541	94,707
Pool# 687533 5.00%, 11/01/18	33,443	34,225
Pool# 748029 5.00%, 12/01/18	1,542	1,578
Pool# 770160 5.00%, 04/01/19	299,481	307,227
Pool# 845488 5.00%, 06/01/21	2,107	2,231
Pool# 254175 5.50%, 12/01/21	31,569	35,060
Pool# 969941 5.00%, 03/01/23	17,308	17,773
Pool# 254690 5.50%, 04/01/23	79,289	88,057
Pool# 982885 5.00%, 05/01/23	7,368	7,867
Pool# 254797 5.00%, 06/01/23	227,890	248,118
Pool# 975884 5.00%, 06/01/23	2,381	2,463
Pool# 254764 5.50%, 06/01/23	163,475	181,553
Pool# 987214 5.00%, 07/01/23	1,136	1,212
Pool# 254880 4.50%, 08/01/23	86,613	93,157

26

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# 976243 5.00%, 08/01/23	$5,025	$5,367
Pool# 987456 5.00%, 08/01/23	11,051	11,430
Pool# 965102 5.00%, 09/01/23	2,164	2,215
Pool# 988300 5.00%, 09/01/23	443	454
Pool# 254911 5.00%, 10/01/23	43,312	47,156
Pool# 254985 5.00%, 11/01/23	572,896	623,747
Pool# 255582 5.00%, 01/01/25	2,930	3,190
Pool# 255627 5.00%, 02/01/25	277,825	302,485
Pool# 255667 5.00%, 03/01/25	3,930	4,279
Pool# 255713 4.50%, 04/01/25	89,130	95,863
Pool# 255892 5.00%, 09/01/25	491,184	534,978
Pool# 256170 5.00%, 03/01/26	402,057	437,743
Pool# 256294 5.00%, 05/01/26	1,753	1,909
Pool# 256639 5.00%, 02/01/27	333,794	363,433
Pool# 256640 5.50%, 03/01/27	26,091	28,981
Pool# 256676 5.50%, 04/01/27	25,363	28,187
Pool# 256820 5.00%, 07/01/27	223,217	243,029
Pool# AP7517 3.00%, 09/01/27	1,405,590	1,445,709
Pool# 256896 5.50%, 09/01/27	374,360	415,757
Pool# 257075 5.50%, 02/01/28	435,383	487,619
Pool# 889278 5.50%, 04/01/28	685,211	761,356
Pool# 257282 5.50%, 07/01/28	121,313	134,728
Pool# 257367 5.50%, 09/01/28	43,619	48,470
Pool# 257451 5.50%, 11/01/28	9,674	10,743
Pool# 995477 5.50%, 01/01/29	27,005	30,013
Pool# 930997 4.50%, 04/01/29	124,801	134,230

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# MA0082 5.00%, 05/01/29	$387,905	$425,171
Pool# AL0869 4.50%, 06/01/29	71,855	77,283
Pool# MA0097 5.00%, 06/01/29	82,160	89,538
Pool# AL8062 5.50%, 06/01/29	733,357	814,454
Pool# MA0130 5.00%, 07/01/29	529,995	577,638
Pool# AS3118 3.00%, 08/01/29	1,757,700	1,805,294
Pool# MA0171 4.50%, 09/01/29	48,653	52,328
Pool# MA2124 3.00%, 12/01/29	1,572,843	1,615,431
Pool# AS4466 3.00%, 02/01/30	1,490,383	1,532,314
Pool# AX9538 3.00%, 02/01/30	2,023,631	2,079,828
Pool# AS4855 2.50%, 04/01/30	1,185,010	1,187,923
Pool# 932716 5.00%, 04/01/30	12,908	14,062
Pool# AL7415 5.50%, 04/01/30	119,557	132,785
Pool# MA0436 5.50%, 04/01/30	70,367	78,545
Pool# AY0990 2.50%, 05/01/30	1,311,364	1,314,587
Pool# AL6763 3.00%, 05/01/30	1,133,489	1,164,634
Pool# AY4218 3.00%, 05/01/30	1,440,150	1,479,146
Pool# AS5240 3.00%, 06/01/30	1,390,654	1,428,309
Pool# AD7853 4.50%, 06/01/30	383,569	412,919
Pool# AZ0886 3.00%, 07/01/30	1,141,735	1,172,650
Pool# AL6317 5.00%, 09/01/30	534,188	581,603
Pool# AL7801 2.50%, 11/01/30	2,446,383	2,453,722
Pool# 890710 3.00%, 02/01/31	850,460	873,488
Pool# MA2596 3.00%, 04/01/31	612,776	629,369
Pool# 676643 5.00%, 01/01/33	106,349	116,493
Pool# 720679 5.00%, 06/01/33	10,063	11,025

27

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# 310100 5.00%, 08/01/33	$228,268	$250,765
Pool# 738166 5.00%, 09/01/33	3,094	3,389
Pool# 725027 5.00%, 11/01/33	289,118	317,584
Pool# 745944 5.00%, 12/01/33	85,216	93,581
Pool# 725422 5.00%, 04/01/34	59,563	65,417
Pool# 985615 5.50%, 04/01/34	208,931	234,256
Pool# 794978 5.50%, 10/01/34	57,078	63,817
Pool# 801596 5.50%, 10/01/34	68,685	76,990
Pool# AC2387 5.00%, 01/01/35	9,818	10,753
Pool# 735141 5.50%, 01/01/35	420,673	471,266
Pool# AD0308 5.00%, 03/01/35	601,230	660,357
Pool# 735382 5.00%, 04/01/35	136,804	149,603
Pool# 735403 5.00%, 04/01/35	462,439	506,061
Pool# 255706 5.50%, 05/01/35	3,371	3,746
Pool# 735578 5.00%, 06/01/35	242,124	264,722
Pool# 735581 5.00%, 06/01/35	1,287,185	1,410,957
Pool# 735795 5.00%, 06/01/35	803,391	881,997
Pool# 735667 5.00%, 07/01/35	6,531	7,171
Pool# 826201 5.00%, 07/01/35	41,855	45,712
Pool# 190360 5.00%, 08/01/35	514,698	562,300
Pool# 310099 5.00%, 08/01/35	1,616,367	1,770,663
Pool# 825753 5.50%, 08/01/35	23,117	25,910
Pool# 834657 5.50%, 08/01/35	3,334	3,711
Pool# 836018 5.50%, 09/01/35	1,481	1,659
Pool# 735893 5.00%, 10/01/35	242,297	264,555
Pool# 835482 5.50%, 10/01/35	16,312	18,266

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# 863626 5.50%, 12/01/35	$51,398	$57,100
Pool# 745275 5.00%, 02/01/36	228,132	249,140
Pool# 745343 5.50%, 03/01/36	223,712	249,688
Pool# 865972 5.50%, 03/01/36	26,583	29,744
Pool# 891588 5.50%, 05/01/36	70,085	78,259
Pool# 885808 5.50%, 06/01/36	1,570	1,743
Pool# 885367 5.00%, 07/01/36	1,698	1,849
Pool# 745826 6.00%, 07/01/36	6,341	7,182
Pool# AI6495 5.00%, 09/01/36	608,121	665,654
Pool# 897267 5.50%, 10/01/36	28,750	32,106
Pool# 899215 6.00%, 10/01/36	22,947	26,002
Pool# 310107 5.00%, 11/01/36	95,117	103,909
Pool# 831922 5.50%, 11/01/36	4,783	5,336
Pool# 256513 5.50%, 12/01/36	26,022	29,122
Pool# 902752 5.50%, 12/01/36	2,959	3,302
Pool# 903013 5.50%, 12/01/36	65,023	72,656
Pool# 920078 5.50%, 12/01/36	8,530	9,520
Pool# 906869 6.00%, 12/01/36	86,870	98,278
Pool# 967685 5.50%, 01/01/37	26,008	29,131
Pool# 888222 6.00%, 02/01/37	19,361	21,936
Pool# 910242 5.00%, 03/01/37	2,992	3,258
Pool# 914049 6.00%, 03/01/37	85,928	97,334
Pool# 914752 5.50%, 04/01/37	17,278	19,283
Pool# 918011 5.00%, 05/01/37	89,417	97,354
Pool# 897640 5.50%, 05/01/37	24,603	27,324
Pool# 899528 5.50%, 05/01/37	45,492	50,774

28

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# 917988 6.00%, 05/01/37	$20,459	$23,149
Pool# 937788 5.00%, 06/01/37	1,225	1,334
Pool# 899562 5.50%, 06/01/37	15,864	17,720
Pool# 918516 5.50%, 06/01/37	339,032	378,831
Pool# 918659 5.50%, 06/01/37	74,272	83,019
Pool# 918662 5.50%, 06/01/37	235,047	262,299
Pool# 915639 6.00%, 06/01/37	72,558	82,087
Pool# 939984 6.00%, 06/01/37	49,602	56,116
Pool# 256822 5.00%, 07/01/37	2,132	2,321
Pool# 938175 5.50%, 07/01/37	7,412	8,273
Pool# 899598 6.00%, 07/01/37	5,509	6,242
Pool# 928483 6.00%, 07/01/37	26,536	30,049
Pool# 942052 6.00%, 07/01/37	21,870	24,754
Pool# 944526 6.00%, 07/01/37	7,920	8,960
Pool# 942290 5.50%, 08/01/37	23,319	26,022
Pool# 945218 5.50%, 08/01/37	5,379	5,977
Pool# AA0920 5.50%, 08/01/37	1,307,581	1,463,360
Pool# 936895 6.00%, 08/01/37	1,588	1,797
Pool# 888638 5.50%, 09/01/37	38,128	42,504
Pool# 952277 5.50%, 09/01/37	721	800
Pool# 952276 6.00%, 09/01/37	112,207	127,060
Pool# 933131 5.50%, 10/01/37	23,872	26,596
Pool# 943640 5.50%, 10/01/37	1,616	1,802
Pool# 946923 6.00%, 10/01/37	59,570	67,503
Pool# 955770 6.00%, 10/01/37	6,375	7,213
Pool# 952372 5.50%, 11/01/37	140,734	156,297

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# 960117 5.50%, 11/01/37	$586	$654
Pool# 933166 6.00%, 11/01/37	101,130	114,412
Pool# 956411 6.00%, 11/01/37	13,496	15,276
Pool# 959983 6.00%, 11/01/37	38,472	43,525
Pool# 959454 5.50%, 12/01/37	49,244	54,962
Pool# 967254 5.50%, 12/01/37	39,879	44,289
Pool# 977077 5.50%, 12/01/37	92,303	102,780
Pool# 929018 6.00%, 12/01/37	21,107	23,903
Pool# 966419 6.00%, 12/01/37	25,518	28,869
Pool# 961181 5.50%, 01/01/38	12,993	14,518
Pool# 961256 5.50%, 01/01/38	35,403	39,483
Pool# 961311 5.50%, 01/01/38	34,577	38,615
Pool# 966664 5.50%, 01/01/38	142,947	159,856
Pool# 961348 6.00%, 01/01/38	81,473	92,269
Pool# 965719 6.00%, 01/01/38	14,215	16,094
Pool# 960048 5.50%, 02/01/38	1,141	1,268
Pool# 969757 5.50%, 02/01/38	1,444	1,613
Pool# 969776 5.50%, 02/01/38	49,812	55,321
Pool# 972404 5.50%, 02/01/38	14,553	16,287
Pool# 972701 5.50%, 02/01/38	20,122	22,492
Pool# 953613 5.50%, 03/01/38	2,883	3,202
Pool# 961849 5.50%, 03/01/38	24,984	27,910
Pool# 962344 5.50%, 03/01/38	321,574	359,196
Pool# 962371 5.50%, 03/01/38	22,550	25,043
Pool# 973775 5.50%, 03/01/38	25,489	28,439
Pool# 973794 5.50%, 03/01/38	59,212	66,014

29

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# 974674 5.50%, 03/01/38	$27,004	$30,183
Pool# 975186 5.50%, 03/01/38	75,507	84,197
Pool# 961992 6.00%, 03/01/38	66,653	75,452
Pool# 974532 5.00%, 04/01/38	16,453	17,913
Pool# 979504 5.00%, 04/01/38	34,668	37,745
Pool# 933777 5.50%, 04/01/38	8,857	9,906
Pool# 973726 6.00%, 04/01/38	95,880	108,597
Pool# 969268 5.50%, 05/01/38	2,014	2,237
Pool# 970232 5.50%, 05/01/38	5,385	6,002
Pool# 975049 5.50%, 05/01/38	94,910	105,420
Pool# 975127 5.50%, 05/01/38	246,012	273,486
Pool# 983284 5.50%, 05/01/38	296,557	329,635
Pool# 995048 5.50%, 05/01/38	78,470	87,650
Pool# 889509 6.00%, 05/01/38	38,041	43,125
Pool# 889579 6.00%, 05/01/38	55,894	63,320
Pool# 984000 5.00%, 06/01/38	35,349	39,033
Pool# 929594 5.50%, 06/01/38	200,580	222,909
Pool# 963774 5.50%, 06/01/38	90,239	100,748
Pool# 963958 5.50%, 06/01/38	805	899
Pool# 976213 5.50%, 06/01/38	7,570	8,439
Pool# 979984 5.50%, 06/01/38	35,466	39,518
Pool# 985559 5.50%, 06/01/38	61,302	68,433
Pool# 985731 5.50%, 06/01/38	14,640	16,259
Pool# 986519 5.50%, 06/01/38	4,528	5,045
Pool# 995018 5.50%, 06/01/38	68,246	76,130
Pool# 929714 5.50%, 07/01/38	251,350	280,758

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# 929737 5.50%, 07/01/38	$1,725	$1,916
Pool# 934333 5.50%, 07/01/38	85,632	95,102
Pool# 934351 5.50%, 07/01/38	14,475	16,076
Pool# 963975 5.50%, 07/01/38	54,280	60,624
Pool# 986245 5.50%, 07/01/38	6,769	7,535
Pool# 986999 5.50%, 07/01/38	41,823	46,448
Pool# 889962 5.50%, 08/01/38	196,977	219,824
Pool# 929824 5.50%, 08/01/38	36,591	40,795
Pool# 964970 5.50%, 08/01/38	18,338	20,465
Pool# 975697 5.50%, 08/01/38	8,969	10,011
Pool# 986062 5.50%, 08/01/38	5,308	5,931
Pool# 925973 6.00%, 08/01/38	15,050	17,026
Pool# 983378 6.00%, 08/01/38	30,093	34,045
Pool# 889995 5.50%, 09/01/38	256,220	286,011
Pool# 970818 5.50%, 09/01/38	43,973	48,880
Pool# 986938 5.50%, 09/01/38	6,194	6,879
Pool# 970650 5.50%, 10/01/38	63,519	70,543
Pool# 990786 5.50%, 10/01/38	32,999	36,892
Pool# 930071 6.00%, 10/01/38	198,160	224,185
Pool# 991002 6.00%, 10/01/38	3,913	4,427
Pool# 992035 6.00%, 10/01/38	5,761	6,518
Pool# 934645 5.50%, 11/01/38	46,794	52,146
Pool# 934665 5.50%, 11/01/38	35,571	39,572
Pool# 970809 5.50%, 11/01/38	16,188	17,978
Pool# 985805 5.50%, 11/01/38	69,559	77,701
Pool# 987994 5.50%, 11/01/38	30,359	33,716

30

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# 994637 5.50%, 11/01/38	$243,778	$272,179
Pool# 995759 5.50%, 11/01/38	379,440	424,264
Pool# AB0131 5.00%, 12/01/38	14,682	16,101
Pool# 930253 5.50%, 12/01/38	86,152	96,370
Pool# 934249 5.50%, 12/01/38	14,382	15,985
Pool# 970929 5.50%, 12/01/38	60,751	67,692
Pool# 991434 5.50%, 12/01/38	25,252	28,222
Pool# 992676 5.50%, 12/01/38	14,745	16,376
Pool# 992944 5.50%, 12/01/38	63,266	70,334
Pool# 993055 5.50%, 12/01/38	28,781	31,964
Pool# AA0694 5.50%, 12/01/38	41,539	46,139
Pool# AD0385 5.50%, 12/01/38	29,158	32,507
Pool# 934231 5.00%, 01/01/39	2,490	2,711
Pool# 890294 5.50%, 01/01/39	134,150	149,803
Pool# 993100 5.50%, 01/01/39	24,655	27,510
Pool# 993111 5.50%, 01/01/39	25,936	28,804
Pool# AA0187 5.50%, 01/01/39	22,971	25,511
Pool# AA0729 5.50%, 02/01/39	396,749	443,290
Pool# AA1638 5.50%, 02/01/39	13,081	14,529
Pool# AD0306 5.50%, 03/01/39	9,734	10,863
Pool# AA4463 4.50%, 04/01/39	116,991	125,830
Pool# 935063 5.50%, 04/01/39	99,728	110,756
Pool# 995845 5.50%, 04/01/39	1,387	1,549
Pool# 935075 6.00%, 04/01/39	19,619	22,196
Pool# 995894 6.00%, 04/01/39	219,625	248,543
Pool# AB0733 4.50%, 06/01/39	127,470	137,100

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# 995862 5.00%, 07/01/39	$65,803	$71,644
Pool# AL0070 5.00%, 07/01/39	55,697	60,641
Pool# AC0017 5.50%, 09/01/39	16,054	17,930
Pool# AD0638 6.00%, 09/01/39	71,655	81,267
Pool# AL2875 5.00%, 11/01/39	247,900	269,996
Pool# 190399 5.50%, 11/01/39	9,081	10,131
Pool# 932586 4.50%, 03/01/40	918,701	991,413
Pool# AD1656 4.50%, 03/01/40	343,634	370,230
Pool# MA0389 5.50%, 04/01/40	42,453	47,357
Pool# 190404 4.50%, 05/01/40	153,626	165,681
Pool# AL0071 5.00%, 05/01/40	138,028	150,279
Pool# AB1316 5.50%, 05/01/40	103,993	116,095
Pool# AL0015 5.50%, 05/01/40	562,531	627,689
Pool# AB1149 5.00%, 06/01/40	172,931	188,840
Pool# AD6438 5.00%, 06/01/40	11,047	12,050
Pool# AD7849 5.00%, 06/01/40	281,741	308,029
Pool# AD7128 4.50%, 07/01/40	11,197	12,070
Pool# AB1259 5.00%, 07/01/40	615,946	671,894
Pool# AC9032 5.00%, 07/01/40	10,434	11,383
Pool# AD6856 5.00%, 07/01/40	7,286	7,969
Pool# AB1335 4.50%, 08/01/40	254,189	273,713
Pool# AB1389 4.50%, 08/01/40	674,082	726,540
Pool# AD8529 4.50%, 08/01/40	1,163,144	1,253,847
Pool# AE0271 5.00%, 08/01/40	1,013,812	1,104,996
Pool# AE3251 5.00%, 08/01/40	395,128	431,952
Pool# AD5283 4.50%, 09/01/40	36,901	39,689

31

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# AE0691 4.50%, 10/01/40	$99,385	$106,939
Pool# AE0803 4.50%, 10/01/40	1,334,942	1,438,663
Pool# AE5471 4.50%, 10/01/40	9,076	9,783
Pool# AB1854 4.50%, 11/01/40	294,350	317,156
Pool# AE2691 4.50%, 12/01/40	2,289,269	2,467,533
Pool# AH1560 4.00%, 01/01/41	514,772	543,178
Pool# AE0725 4.50%, 01/01/41	131,387	141,846
Pool# AL0791 4.00%, 02/01/41	674,340	713,817
Pool# AE0984 4.50%, 02/01/41	29,092	31,337
Pool# AL5782 5.50%, 03/01/41	508,681	567,425
Pool# AH4038 4.50%, 04/01/41	620,359	669,170
Pool# AH9471 4.50%, 04/01/41	719,620	778,760
Pool# AI0213 4.50%, 04/01/41	246,990	265,649
Pool# AI1193 4.50%, 04/01/41	122,143	131,901
Pool# AL0065 4.50%, 04/01/41	1,085,032	1,169,799
Pool# AI0706 5.00%, 04/01/41	141,820	155,134
Pool# AI2468 4.50%, 05/01/41	1,033,998	1,114,750
Pool# AB3193 4.50%, 06/01/41	250,537	269,975
Pool# AI3506 4.50%, 06/01/41	42,064	45,482
Pool# AI4211 4.50%, 06/01/41	554,148	597,535
Pool# AI8193 4.50%, 08/01/41	843,593	907,718
Pool# AI8194 4.50%, 08/01/41	808,590	869,763
Pool# 890603 5.00%, 08/01/41	20,853	22,703
Pool# AB3505 4.00%, 09/01/41	2,054,645	2,175,047
Pool# AJ1230 4.50%, 09/01/41	567,806	612,773
Pool# AJ1414 4.50%, 09/01/41	444,100	478,925

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# AJ1416 4.50%, 09/01/41	$853,056	$921,382
Pool# AJ0473 5.00%, 09/01/41	269,286	293,505
Pool# AL5616 5.50%, 09/01/41	290,621	324,812
Pool# AL1319 4.50%, 10/01/41	206,754	222,733
Pool# AJ5269 4.00%, 11/01/41	3,065,515	3,223,150
Pool# AL1431 4.50%, 11/01/41	2,279,934	2,457,778
Pool# AL1547 4.50%, 11/01/41	145,206	156,865
Pool# AB4102 3.50%, 12/01/41	383,071	395,126
Pool# AJ9278 3.50%, 12/01/41	1,047,308	1,079,950
Pool# AJ7686 4.00%, 12/01/41	4,221,927	4,469,817
Pool# AX5302 4.00%, 01/01/42	916,600	965,402
Pool# AL1354 4.50%, 01/01/42	1,701,086	1,832,770
Pool# AL4300 4.50%, 01/01/42	478,112	515,669
Pool# AK2415 4.00%, 02/01/42	1,075,856	1,136,184
Pool# AJ6790 4.50%, 02/01/42	177,150	190,634
Pool# AK5699 3.50%, 03/01/42	895,146	922,955
Pool# AK4520 4.00%, 03/01/42	484,913	510,760
Pool# AK6743 4.00%, 03/01/42	188,200	198,305
Pool# AK6568 3.50%, 04/01/42	1,542,885	1,591,181
Pool# AK6846 3.50%, 04/01/42	1,098,837	1,133,413
Pool# AK9393 3.50%, 04/01/42	956,309	986,142
Pool# AL4029 4.50%, 04/01/42	449,725	484,710
Pool# AB7733 3.00%, 01/01/43	1,072,818	1,072,513
Pool# AL2897 3.50%, 01/01/43	1,229,894	1,267,844
Pool# AL3714 3.50%, 01/01/43	1,636,428	1,687,018
Pool# AQ9328 3.50%, 01/01/43	291,101	300,190

32

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# AB8931 3.00%, 04/01/43	$1,557,556	$1,557,113
Pool# AB9046 3.50%, 04/01/43	1,627,438	1,677,544
Pool# AT1001 3.50%, 04/01/43	746,278	769,160
Pool# AT2021 3.50%, 04/01/43	1,406,162	1,449,412
Pool# AT5993 3.00%, 05/01/43	1,636,312	1,635,846
Pool# AB9374 3.50%, 05/01/43	768,371	792,074
Pool# AT7207 3.50%, 06/01/43	2,249,584	2,318,946
Pool# AS0044 3.00%, 07/01/43	946,871	946,602
Pool# AB9864 3.50%, 07/01/43	618,373	637,397
Pool# AS0331 3.00%, 08/01/43	389,181	389,070
Pool# AU3195 3.00%, 08/01/43	402,817	402,702
Pool# AU3735 3.00%, 08/01/43	1,953,874	1,953,318
Pool# AS0210 3.50%, 08/01/43	1,813,876	1,869,633
Pool# AS0212 3.50%, 08/01/43	2,556,601	2,635,165
Pool# AU0949 3.50%, 08/01/43	1,325,747	1,369,522
Pool# AU3742 3.50%, 08/01/43	1,047,304	1,079,557
Pool# AS0225 4.00%, 08/01/43	3,619,736	3,819,512
Pool# AS0255 4.50%, 08/01/43	2,701,285	2,908,523
Pool# AU0993 4.50%, 08/01/43	129,011	138,820
Pool# AS0263 5.00%, 08/01/43	39,995	43,584
Pool# AS0516 3.00%, 09/01/43	913,982	913,722
Pool# AS0358 4.00%, 09/01/43	668,542	707,152
Pool# AS0531 4.00%, 09/01/43	829,648	878,223
Pool# AU6857 4.00%, 09/01/43	1,293,278	1,369,369
Pool# MA1600 3.50%, 10/01/43	1,824,297	1,879,907
Pool# AS0657 4.00%, 10/01/43	1,069,846	1,126,138

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# AU4386 4.00%, 10/01/43	$494,907	$522,778
Pool# AU9029 4.00%, 10/01/43	1,512,250	1,600,852
Pool# AU6939 4.50%, 10/01/43	353,578	380,290
Pool# AU9522 4.50%, 10/01/43	410,539	441,554
Pool# AS0837 5.00%, 10/01/43	1,527,311	1,664,210
Pool# AS1042 4.00%, 11/01/43	311,566	328,484
Pool# AU5057 4.00%, 11/01/43	889,469	935,907
Pool# AV0691 4.00%, 12/01/43	359,475	380,402
Pool# AV0664 4.50%, 12/01/43	1,566,885	1,687,170
Pool# AS1559 4.00%, 01/01/44	2,078,351	2,195,438
Pool# AL5946 5.00%, 01/01/44	1,379,831	1,502,304
Pool# AS1764 4.00%, 02/01/44	389,061	409,495
Pool# AS1774 4.00%, 02/01/44	161,022	169,257
Pool# AV2253 4.50%, 02/01/44	93,999	101,120
Pool# AV8738 5.00%, 02/01/44	47,102	51,560
Pool# MA1885 5.00%, 03/01/44	100,826	109,847
Pool# AS2117 4.00%, 04/01/44	1,315,860	1,383,163
Pool# AS2276 4.50%, 04/01/44	23,898	25,759
Pool# AS2322 4.50%, 04/01/44	37,512	40,346
Pool# AW1847 4.50%, 04/01/44	182,724	196,601
Pool# MA1888 4.00%, 05/01/44	488,318	513,629
Pool# AS2358 4.50%, 05/01/44	307,874	331,133
Pool# AL5853 5.00%, 05/01/44	1,184,058	1,291,537
Pool# AW2478 4.50%, 06/01/44	620,223	671,017
Pool# MA1926 4.50%, 06/01/44	1,050,936	1,134,590
Pool# AS2950 4.00%, 07/01/44	85,875	90,310

33

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# AW9189 4.50%, 07/01/44	$477,944	$514,344
Pool# AL5573 5.00%, 07/01/44	362,849	395,244
Pool# AW8949 5.00%, 07/01/44	211,273	230,268
Pool# AL6223 4.50%, 08/01/44	3,745,420	4,031,606
Pool# AS3467 4.00%, 10/01/44	122,632	128,954
Pool# AS3634 4.00%, 10/01/44	1,703,857	1,791,759
Pool# AX0888 4.00%, 10/01/44	2,691,496	2,830,689
Pool# AX2491 4.00%, 10/01/44	1,059,505	1,114,378
Pool# AX2501 4.00%, 10/01/44	1,356,149	1,426,059
Pool# AS3656 4.50%, 10/01/44	84,119	90,482
Pool# AX0884 4.50%, 10/01/44	2,551,836	2,745,197
Pool# AX5921 5.00%, 10/01/44	493,004	537,053
Pool# AS3907 4.00%, 11/01/44	1,738,331	1,827,862
Pool# AX7258 5.00%, 11/01/44	329,444	358,927
Pool# AX4902 3.50%, 12/01/44	5,356,754	5,506,864
Pool# AX4245 4.00%, 12/01/44	809,945	851,706
Pool# AX4873 4.00%, 12/01/44	1,138,442	1,197,422
Pool# AL6432 4.00%, 01/01/45	2,596,037	2,730,544
Pool# MA2145 4.00%, 01/01/45	1,417,647	1,490,976
Pool# AS4515 4.00%, 02/01/45	2,574,263	2,707,097
Pool# AY1306 3.50%, 03/01/45	2,219,982	2,276,946
Pool# AS4630 4.00%, 03/01/45	3,008,814	3,164,187
Pool# AY1363 4.00%, 04/01/45	1,619,645	1,703,421
Pool# AY4205 3.00%, 05/01/45	813,028	808,754
Pool# AS5175 3.50%, 06/01/45	2,023,306	2,080,144
Pool# AZ0869 4.00%, 07/01/45	1,509,207	1,587,887

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# MA2342 4.00%, 07/01/45	$983,375	$1,034,486
Pool# MA2415 4.00%, 10/01/45	2,094,015	2,202,859
Pool# MA2471 3.50%, 12/01/45	190,533	195,426
Pool# AS6400 4.00%, 12/01/45	1,643,948	1,729,586
Pool# MA2484 4.00%, 12/01/45	1,643,644	1,728,991
Pool# AS6464 3.50%, 01/01/46	1,666,143	1,712,671
Pool# BC1105 3.50%, 02/01/46	1,964,556	2,015,113
Pool# AS6673 4.00%, 02/01/46	2,511,305	2,641,270
Pool# BC9420 4.50%, 05/01/46	89,650	96,840
Pool# MA2642 3.50%, 06/01/46	1,242,634	1,275,214
Pool# AS8072 3.00%, 10/01/46	3,534,540	3,515,149
Pool# BE0991 3.00%, 10/01/46	1,510,845	1,502,556
Pool# AS8269 3.00%, 11/01/46	513,011	510,196
Pool# AS8414 3.00%, 11/01/46	3,000,002	2,983,544
Pool# BC9003 3.00%, 11/01/46	2,689,959	2,675,202
Pool# BC9083 3.00%, 12/01/46	1,000,000	994,514
Pool# BE1966 3.00%, 12/01/46	165,000	164,095
Pool# BE4247 3.00%, 12/01/46	329,016	327,211
Pool# BE4629 3.00%, 12/01/46	2,489,156	2,475,501
Pool# MA2863 3.00%, 01/01/47	157,973	157,239
FNMA TBA
2.50%, 01/25/32	1,965,000	1,968,109
3.00%, 01/25/32	7,465,000	7,660,373
3.00%, 01/25/47	28,220,000	28,034,137
3.50%, 01/25/47	1,180,000	1,209,408
4.00%, 01/25/47	14,605,000	15,354,362
GNMA I Pool
Pool# 618988 6.00%, 06/15/34	11,936	13,539
Pool# 689575 6.50%, 07/15/38	10,483	11,974

34

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

GNMA II Pool
Pool# MA0699 3.50%, 01/20/43	$1,787,379	$1,866,599
Pool# MA0783 3.50%, 02/20/43	2,211,830	2,309,862
Pool# MA2679 4.00%, 03/20/45	44,106	46,879
Pool# MA2892 3.50%, 06/20/45	175,869	183,015
Pool# MA2961 3.50%, 07/20/45	543,990	566,094
Pool# MA3034 3.50%, 08/20/45	649,024	675,370
Pool# MA3035 4.00%, 08/20/45	101,636	108,082
Pool# MA3105 3.50%, 09/20/45	1,847,060	1,922,004
Pool# MA3106 4.00%, 09/20/45	2,749,362	2,922,239
Pool# MA3174 4.00%, 10/20/45	750,012	797,912
Pool# MA3245 4.00%, 11/20/45	2,809,731	2,986,405
Pool# MA3521 3.50%, 03/20/46	1,098,475	1,143,114
Pool# MA3663 3.50%, 05/20/46	1,771,739	1,843,738
Pool# MA3803 3.50%, 07/20/46	979,952	1,019,776
Pool# MA3936 3.00%, 09/20/46	2,345,001	2,377,757
Pool# MA4068 3.00%, 11/20/46	639,999	648,939
Pool# MA4126 3.00%, 12/20/46	2,000,000	2,027,937
GNMA II TBA
3.00%, 01/15/47	18,190,000	18,417,729
3.50%, 01/15/47	13,140,000	13,659,184
4.00%, 01/15/47	7,125,000	7,566,555

Total Mortgage-Backed Securities (cost $503,703,145)		504,007,388

Municipal Bonds 0.6%
California 0.3%
State of California, GO, 7.55%, 04/01/39	2,890,000	4,291,679

Municipal Bonds (continued)

	Principal Amount	Market Value

Pennsylvania 0.3%
Commonwealth Financing Authority, RB, Series A, 4.144%, 06/01/38	$5,660,000	$5,442,882

Total Municipal Bonds (cost $10,305,379)		9,734,561

Short-Term Investments 1.2%
U.S. Government Agency Security 1.2%
FHLB
0.00%, 02/21/17	12,000,000	11,991,828
0.00%, 03/01/17	10,000,000	9,991,770

Total Short-term Investments (cost $21,986,602)		21,983,598

U.S. Government Agency Securities 2.3%
FHLB
0.63%, 10/26/17	10,500,000	10,483,840
5.50%, 07/15/36	6,440,000	8,447,561
FNMA
1.60%, 12/24/20	4,690,000	4,646,233
6.25%, 05/15/29	5,615,000	7,442,744
Residual Funding Corp. Principal Strip, 0.00%, 04/15/30	10,693,000	6,925,001
Tennessee Valley Authority
5.25%, 09/15/39	480,000	602,877
4.63%, 09/15/60	2,693,000	2,993,846

Total U.S. Government Agency Securities (cost $42,511,110)		41,542,102

U.S. Treasury Obligations 23.6%
U.S. Treasury Bonds
5.50%, 08/15/28	30,665,000	39,701,607
4.50%, 02/15/36	12,740,000	16,120,075
4.75%, 02/15/37	625,000	813,452
3.50%, 02/15/39	1,220,000	1,334,185
3.88%, 08/15/40	29,640,000	34,031,581
U.S. Treasury Inflation Indexed Bonds
2.00%, 01/15/26 (h)	36,410,000	49,956,880
1.75%, 01/15/28 (h)	9,835,000	12,670,620
3.63%, 04/15/28 (h)	5,700,000	11,201,735
2.50%, 01/15/29 (h)	5,725,000	7,774,525
3.88%, 04/15/29 (h)	33,695,000	67,739,333

35

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

U.S. Treasury Obligations (continued)

	Principal Amount	Market Value

U.S. Treasury Inflation Indexed Notes
1.13%, 01/15/21 (h)	$7,785,000	$9,024,748
0.25%, 01/15/25 (h)	35,315,000	35,446,481
U.S. Treasury Notes
0.88%, 06/15/17	10,000,000	10,011,720
0.88%, 11/30/17	14,900,000	14,901,162
0.75%, 01/31/18	74,200,000	74,043,512
0.88%, 01/31/18	9,600,000	9,592,877
1.38%, 12/31/18	185,000	185,600
3.63%, 08/15/19	1,480,000	1,566,719
1.50%, 02/28/23	10,185,000	9,795,902
2.75%, 02/15/24	13,315,000	13,751,892

Total U.S. Treasury Obligations (cost $427,375,462)		419,664,606

Common Stocks 0.0%†

	Shares

Oil, Gas & Consumable Fuels 0.0%†
Pacific Exploration and Production Corp.*	2,386	104,368
Pacific Exploration and Production Corp.* (e)	158	6,911

Total Common Stocks (cost $108,583)		111,279

Total Investments (cost $1,883,085,129) (i) — 105.1%		1,866,770,355
Liabilities in excess of other assets — (5.1)%		(90,283,999)

NET ASSETS — 100.0%		$1,776,486,356

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2016. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2016 was $82,492,240 which represents 4.64% of net assets.

(c)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.

(d)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2016. The maturity date reflects the next call date.
(e)	Fair valued security.

(f)	Illiquid security (unaudited).

(g)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2016.

(h)	Principal amounts are not adjusted for inflation.

(i)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

BV	Private Limited Liability Company

FHLMC	Federal Home Loan Mortgage Corp.

FHLB	Federal Home Loan Banks

FNMA	Federal National Mortgage Association

GmbH	Limited Liability Company

GNMA	Government National Mortgage Association

GO	General Obligation

IO	Interest Only (IO) strips are the interest portion of mortgage, Treasury or bond payments, which is separated and sold individually from the principal portion of those same payments.

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

plc	Public Limited Company

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

TBA	To Be Announced

ULC	Unlimited Liability Company

Currency:

MXN	Mexican Peso

ZAR	South Africa Rand

36

Statement of Investments (Continued)

December 31, 2016

NVIT Core Plus Bond Fund (Continued)

At December 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
424	90-Day EURODollar Future	03/13/17	$104,897,600	$9,035
23	New Zealand Dollar Future	03/13/17	1,592,520	(43,672)
222	U.S. Treasury 10 Year Note	03/22/17	27,590,437	(135,989)
639	U.S. Treasury 10 Year Ultra Bond	03/22/17	85,665,938	(235,378)
183	U.S. Treasury 5 Year Note	03/31/17	21,532,523	(82,019)

			$241,279,018	$(488,023)

Number of Contracts	Short Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
(25)	EURO FX CURR Future	03/13/17	$3,304,375	$6,318
(139)	EURO-BOBL Future	03/08/17	19,552,521	(80,385)
(148)	EURO-BUXL Future	03/08/17	27,033,062	410,289
(197)	EURO-OAT Future	03/08/17	31,483,224	(186,167)
(124)	Long Gilt Future	03/29/17	19,229,038	(345,522)
(490)	Mexican Peso Future	03/13/17	11,752,650	167,193
(417)	South African Rand Future	03/13/17	14,970,300	(135,458)
(148)	U.S. Treasury Ultra Bond	03/22/17	23,717,000	213,408
(81)	U.S. Treasury Long Bond	03/22/17	12,203,156	90,230

			$163,245,326	$139,906

GILT Government Index-Linked Treasury

At December 31, 2016, the Fund had $5,198,700 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

37

Statement of Assets and Liabilities

December 31, 2016

NVIT Core Plus Bond Fund
Assets:
Investments, at value (cost $1,883,085,129)	$1,866,770,355
Cash	23,991,256
Deposits with broker for futures contracts	5,198,700
Foreign currencies, at value (cost $2,172)	2,141
Interest and dividends receivable	12,040,924
Receivable for investments sold	11,772,900
Receivable for capital shares issued	753,982
Receivable for variation margin on futures contracts	535,622
Prepaid expenses	3,238

Total Assets	1,921,069,118

Liabilities:
Payable for investments purchased	143,700,323
Payable for capital shares redeemed	74,269
Accrued expenses and other payables:
Investment advisory fees	664,105
Fund administration fees	44,302
Distribution fees	17,081
Administrative servicing fees	11,172
Accounting and transfer agent fees	6,597
Custodian fees	11,225
Compliance program costs (Note 3)	1,903
Professional fees	33,258
Printing fees	9,242
Other	9,285

Total Liabilities	144,582,762

Net Assets	$1,776,486,356

Represented by:
Capital	$1,795,601,173
Accumulated undistributed net investment income	6,991,698
Accumulated net realized losses from investments, futures, and foreign currency transactions	(9,456,970)
Net unrealized appreciation/(depreciation) from investments	(16,314,774)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(348,117)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	13,346

Net Assets	$1,776,486,356

Net Assets:
Class I Shares	$6,202,205
Class II Shares	81,580,753
Class Y Shares	1,688,703,398

Total	$1,776,486,356

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	557,888
Class II Shares	7,346,849
Class Y Shares	151,492,664

Total	159,397,401

38

Statement of Assets and Liabilities (Continued)

December 31, 2016

NVIT Core Plus Bond Fund
Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.12
Class II Shares	$11.10
Class Y Shares	$11.15

The accompanying notes are an integral part of these financial statements.

39

Statement of Operations

For the Year Ended December 31, 2016

NVIT Core Plus Bond Fund
INVESTMENT INCOME:
Interest income	$52,681,275
Dividend income	41,203

Total Income	52,722,478

EXPENSES:
Investment advisory fees	8,033,670
Fund administration fees	529,524
Distribution fees Class II Shares	208,322
Administrative servicing fees Class I Shares	8,933
Administrative servicing fees Class II Shares	124,994
Professional fees	115,812
Printing fees	15,630
Trustee fees	55,202
Custodian fees	70,105
Accounting and transfer agent fees	41,474
Compliance program costs (Note 3)	7,809
Other	45,820

Total Expenses	9,257,295

NET INVESTMENT INCOME	43,465,183

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	12,549,541
Net realized losses from futures transactions (Note 2)	(4,602,963)
Net realized losses from foreign currency transactions (Note 2)	(288,434)

Net realized gains from investments, futures, and foreign currency transactions	7,658,144

Net change in unrealized appreciation/(depreciation) from investments	19,048,410
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(2,157,912)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	26,062

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	16,916,560

Net realized/unrealized gains from investments, futures, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	24,574,704

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$68,039,887

The accompanying notes are an integral part of these financial statements.

40

Statements of Changes in Net Assets

	NVIT Core Plus Bond Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$43,465,183	$40,718,634
Net realized gains from investments, futures, and foreign currency transactions	7,658,144	4,748,740
Net change in unrealized appreciation/(depreciation) from investments futures contracts, and translation of assets and liabilities denominated in foreign currencies	16,916,560	(52,938,389)

Change in net assets resulting from operations	68,039,887	(7,471,015)

Distributions to Shareholders From:
Net investment income:
Class I	(191,494)	(108,995)
Class II	(2,313,764)	(1,301,977)
Class Y	(54,996,960)	(34,468,617)
Net realized gains:
Class I	(24,175)	(46,569)
Class II	(319,927)	(684,708)
Class Y	(6,862,950)	(14,227,042)

Change in net assets from shareholder distributions	(64,709,270)	(50,837,908)

Change in net assets from capital transactions	(41,181,538)	362,721,372

Change in net assets	(37,850,921)	304,412,449

Net Assets:
Beginning of year	1,814,337,277	1,509,924,828

End of year	$1,776,486,356	$1,814,337,277

Accumulated undistributed net investment income at end of year	$6,991,698	$8,204,328

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,805,631	$3,155,262
Dividends reinvested	215,669	155,564
Cost of shares redeemed	(1,695,352)	(1,620,777)

Total Class I Shares	325,948	1,690,049

Class II Shares
Proceeds from shares issued	30,732,167	28,068,319
Dividends reinvested	2,633,691	1,986,685
Cost of shares redeemed	(31,663,018)	(30,530,316)

Total Class II Shares	1,702,840	(475,312)

Class Y Shares
Proceeds from shares issued	51,710,536	425,913,209
Dividends reinvested	61,859,910	48,695,659
Cost of shares redeemed	(156,780,772)	(113,102,233)

Total Class Y Shares	(43,210,326)	361,506,635

Change in net assets from capital transactions	$(41,181,538)	$362,721,372

41

Statements of Changes in Net Assets (Continued)

	NVIT Core Plus Bond Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	155,947	274,839
Reinvested	19,172	13,895
Redeemed	(147,582)	(141,110)

Total Class I Shares	27,537	147,624

Class II Shares
Issued	2,716,274	2,447,130
Reinvested	234,233	177,541
Redeemed	(2,791,177)	(2,673,483)

Total Class II Shares	159,330	(48,812)

Class Y Shares
Issued	4,506,208	36,738,925
Reinvested	5,483,936	4,337,489
Redeemed	(13,706,202)	(9,858,483)

Total Class Y Shares	(3,716,058)	31,217,931

Total change in shares	(3,529,191)	31,316,743

The accompanying notes are an integral part of these financial statements.

42

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Core Plus Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2016	$11.11	0.26	0.16	0.42	(0.36)	(0.05)	(0.41)	$11.12	3.70%		$6,202,205	0.64%	2.26%	0.64%	217.66%
Year Ended December 31, 2015	$11.45	0.25	(0.29)	(0.04)	(0.21)	(0.09)	(0.30)	$11.11	(0.32%	)	$5,892,000	0.64%	2.19%	0.64%	219.93%
Year Ended December 31, 2014	$11.15	0.26	0.31	0.57	(0.27)	–	(0.27)	$11.45	5.09%		$4,382,013	0.65%	2.27%	0.65%	279.56%
Year Ended December 31, 2013	$11.82	0.20	(0.41)	(0.21)	(0.22)	(0.24)	(0.46)	$11.15	(1.77%	)	$1,735,406	0.65%	1.70%	0.65%	333.09%
Year Ended December 31, 2012	$11.49	0.24	0.60	0.84	(0.28)	(0.23)	(0.51)	$11.82	7.38%		$1,966,859	0.66%	2.05%	0.66%	317.74%

Class II Shares
Year Ended December 31, 2016	$11.10	0.23	0.15	0.38	(0.33)	(0.05)	(0.38)	$11.10	3.34%		$81,580,753	0.89%	2.02%	0.89%	217.66%
Year Ended December 31, 2015	$11.43	0.22	(0.28)	(0.06)	(0.18)	(0.09)	(0.27)	$11.10	(0.52%	)	$79,751,703	0.89%	1.94%	0.89%	219.93%
Year Ended December 31, 2014	$11.13	0.23	0.31	0.54	(0.24)	–	(0.24)	$11.43	4.88%		$82,721,197	0.90%	2.00%	0.90%	279.56%
Year Ended December 31, 2013	$11.80	0.17	(0.42)	(0.25)	(0.18)	(0.24)	(0.42)	$11.13	(2.05%	)	$59,155,847	0.90%	1.45%	0.90%	333.09%
Year Ended December 31, 2012	$11.47	0.21	0.60	0.81	(0.25)	(0.23)	(0.48)	$11.80	7.12%		$62,591,241	0.91%	1.81%	0.91%	317.74%

Class Y Shares
Year Ended December 31, 2016	$11.14	0.28	0.15	0.43	(0.37)	(0.05)	(0.42)	$11.15	3.84%		$1,688,703,398	0.49%	2.42%	0.49%	217.66%
Year Ended December 31, 2015	$11.48	0.27	(0.29)	(0.02)	(0.23)	(0.09)	(0.32)	$11.14	(0.19%	)	$1,728,693,574	0.49%	2.34%	0.49%	219.93%
Year Ended December 31, 2014	$11.17	0.28	0.31	0.59	(0.28)	–	(0.28)	$11.48	5.31%		$1,422,821,618	0.50%	2.40%	0.50%	279.56%
Year Ended December 31, 2013	$11.84	0.22	(0.42)	(0.20)	(0.23)	(0.24)	(0.47)	$11.17	(1.65%	)	$1,259,106,898	0.50%	1.86%	0.50%	333.09%
Year Ended December 31, 2012	$11.50	0.26	0.61	0.87	(0.30)	(0.23)	(0.53)	$11.84	7.60%		$1,054,112,611	0.51%	2.21%	0.51%	317.74%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

43

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Core Plus Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

44

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company and are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

45

Notes to Financial Statements (Continued)

December 31, 2016

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$164,682,333	$—	$164,682,333
Commercial Mortgage-Backed Securities	—	88,565,066	—	88,565,066
Common Stocks
Oil, Gas & Consumable Fuels	104,368	6,911	—	111,279
Total Common Stocks	$104,368	$6,911	$—	$111,279
Corporate Bonds
Aerospace & Defense	—	117,875	—	117,875
Airlines	—	3,600,556	—	3,600,556
Auto Components	—	778,716	—	778,716
Automobiles	—	10,407,334	—	10,407,334
Banks	—	90,519,102	—	90,519,102
Beverages	—	26,139,970	—	26,139,970
Biotechnology	—	9,219,283	—	9,219,283
Building Products	—	416,700	—	416,700
Capital Markets	—	20,400,399	—	20,400,399
Chemicals	—	497,327	—	497,327
Commercial Services & Supplies	—	7,612,492	—	7,612,492
Communications Equipment	—	2,755,615	—	2,755,615
Computers & Peripherals	—	13,034,798	—	13,034,798
Construction & Engineering	—	346,973	—	346,973
Consumer Finance	—	39,200,735	—	39,200,735
Containers & Packaging	—	2,320,159	—	2,320,159
Diversified Consumer Services	—	482,925	—	482,925
Diversified Telecommunication Services	—	33,779,759	—	33,779,759
Electric Utilities	—	16,102,690	—	16,102,690
Electrical Equipment	—	322,900	—	322,900
Electronic Equipment, Instruments & Components	—	231,294	—	231,294
Energy Equipment & Services	—	2,769,415	—	2,769,415
Equity Real Estate Investment Trusts (REITs)	—	15,443,406	—	15,443,406
Food & Staples Retailing	—	1,014,665	—	1,014,665
Food Products	—	4,285,515	—	4,285,515
Gas Utilities	—	3,814,419	—	3,814,419
Health Care Equipment & Supplies	—	14,503,648	—	14,503,648
Health Care Providers & Services	—	12,248,756	—	12,248,756
Hotels, Restaurants & Leisure	—	5,572,323	—	5,572,323
Household Durables	—	2,076,463	—	2,076,463
Household Products	—	98,563	—	98,563
Independent Power and Renewable Electricity Producers	—	4,023,025	—	4,023,025
Industrial Conglomerates	—	10,752,694	—	10,752,694
Insurance	—	6,922,901	—	6,922,901
Internet & Direct Marketing Retail	—	1,297,315	—	1,297,315
IT Services	—	675,447	—	675,447
Machinery	—	1,110,709	—	1,110,709
Media	—	55,208,436	—	55,208,436
Metals & Mining	—	3,612,085	—	3,612,085
Multiline Retail	—	606,548	—	606,548
Oil, Gas & Consumable Fuels	—	32,783,455	—	32,783,455
Personal Products	—	874,611	—	874,611
Pharmaceuticals	—	33,252,733	—	33,252,733

46

Notes to Financial Statements (Continued)

December 31, 2016

	Level 1	Level 2	Level 3	Total
Assets (continued)
Corporate Bonds (continued)
Professional Services	$—	$487,625	$—	$487,625
Road & Rail	—	5,742,290	—	5,742,290
Semiconductors & Semiconductor Equipment	—	1,016,219	—	1,016,219
Software	—	5,483,577	—	5,483,577
Specialty Retail	—	1,090,163	—	1,090,163
Supranational	—	234,600	—	234,600
Technology Hardware, Storage & Peripherals	—	33,091,765	—	33,091,765
Textiles, Apparel & Luxury Goods	—	322,575	—	322,575
Trading Companies & Distributors	—	20,645,245	—	20,645,245
Wireless Telecommunication Services	—	4,923,400	—	4,923,400
Total Corporate Bonds	$—	$564,272,193	$—	$564,272,193
Foreign Government Securities	—	52,207,229	—	52,207,229
Futures Contracts	896,473	—	—	896,473
Mortgage-Backed Securities	—	504,007,388	—	504,007,388
Municipal Bonds	—	9,734,561	—	9,734,561
Short-Term Investments	—	21,983,598	—	21,983,598
U.S. Government Agency Securities	—	41,542,102	—	41,542,102
U.S. Treasury Obligations	—	419,664,606	—	419,664,606
Total Assets	$1,000,841	$1,866,665,987	$—	$1,867,666,828
Liabilities:
Futures Contracts	$(1,244,590)	$—	$—	$(1,244,590)
Total Liabilities	$(1,244,590)	$—	$—	$(1,244,590)
Total	$(243,749)	$1,866,665,987	$—	$1,866,422,238

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

During the year ended December 31, 2016, the Fund held one Corporate Bond investment that was categorized as a Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends,

47

Notes to Financial Statements (Continued)

December 31, 2016

receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to changes in the level of interest rates and to manage currency risk. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Interest rate risk	Unrealized appreciation from futures contracts	$896,473
Total		$896,473

Liabilities:
Futures Contracts(a)
Interest rate risk	Unrealized depreciation from futures contracts	$(1,244,590)
Total		$(1,244,590)

(a)	Includes cumulative appreciation/ (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

48

Notes to Financial Statements (Continued)

December 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Interest rate risk	$(4,602,963)
Total	$(4,602,963)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Interest rate risk	$(2,157,912)
Total	$(2,157,912)

The following tables provide a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Futures Contracts:
Average Notional Balance Long	$195,328,405
Average Notional Balance Short	$196,486,103

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to paydown reclass and amortization adjustments. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

49

Notes to Financial Statements (Continued)

December 31, 2016

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Losses from Investment Transactions
$1	$12,824,405	$(12,824,406)

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Neuberger Berman Investment Advisers, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

50

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.45%
$1 billion up to $1.5 billion	0.44%
$1.5 billion and more	0.43%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate was 0.44%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.55% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $529,524 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

51

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $7,809.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $133,927.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $4,015,471,406 and sales of $3,982,994,733 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the year ended December 31, 2016, the Fund had purchases of $1,331,010,539 and sales of $1,281,717,969 of U.S. Government securities (excluding short-term securities).

52

Notes to Financial Statements (Continued)

December 31, 2016

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$61,562,451	$3,146,819	$64,709,270	$—	$64,709,270

Amount designated as “—” is zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

53

Notes to Financial Statements (Continued)

December 31, 2016

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$50,837,908	$—	$50,837,908	$—	$50,837,908

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$6,895,689	$—	$6,895,689	$(3,485,089)	$(22,525,417)	$(19,114,817)

Amount designated as “—” is zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,889,197,883	$21,713,861	$(44,141,389)	$(22,427,528)

As of December 31, 2016, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$3,485,089	Unlimited

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

54

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Core Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Core Plus Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

55

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 3.98%.

The Fund designates $3,146,819, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

56

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

57

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

58

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

59

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

60

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

61

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

62

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

63

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

64

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

65

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

66

Annual Report

December 31, 2016

NVIT Short Term Bond Fund

AR-STB 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Short Term Bond Fund

For the annual period ended December 31, 2016, the NVIT Short Term Bond Fund (Class Y) returned 2.97% versus 1.28% for its benchmark, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Short-Intermediate Investment Grade Debt Funds (consisting of 36 funds as of December 31, 2016) was 2.04% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The economy in 2016 was marked by slow but broad-based growth and an uptick in the rate of inflation. During the annual reporting period, real Gross Domestic Product (GDP) advanced at its weakest pace since 2009, as inventories were drawn down, consumer spending slowed, and capital spending remained soft. Still, both capex and trade improved in 2016 and by the end of the year, every major GDP component was back in positive territory.

The deceleration in consumption growth came in spite of continued improvement in the labor market. Payroll employment again increased at a healthy rate and wage growth accelerated further after finally perking up in 2015. The tighter market also boosted labor force growth, as the participation rate rose for the first time in a decade.

Perhaps the most notable trend of 2016, however, was the pickup in inflation. Commodity prices bottomed early in the year and rose strongly through the spring and summer. Headline inflation consequently moved above 1.0% for the first time in more than a year. More important, core inflation continued to edge higher, hitting at one point its fastest annual pace since 2008. The Federal Reserve responded with one interest rate hike at the end of the year, matching the increase in 2015.

Other central banks continued to pursue more accommodative policies on balance, although the degree of easing was modest relative to earlier in the cycle. Global growth largely mirrored that of the U.S. in 2016 — slow, steady and broadly distributed.

Ten-year Treasuries, which began the year at 2.25%, followed a bumpy path throughout the year. The yield dropped sharply to under 1.40% post Brexit (the term given to the UK’s vote to leave the European Union), but rose to 2.45% by the end of the year due to a rally after the U.S. presidential election. Despite intentions for the Fed to raise interest rates, U.S. rate levels remain attractive relative to those of many of our peers. There is an estimated $11 trillion in debt worldwide that trades at negative yields. This created significant technical demand for U.S. Treasuries.

The Fund’s overweight positions in investment-grade and non-investment-grade corporate credit were the primary drivers of positive returns relative to the benchmark. During the year the Fund employed derivatives to manage duration exposure. Derivatives included the use of Treasury futures as well as options on Treasury futures. The use of futures is a more-efficient means by which the portfolio managers hedge the Fund’s exposure to changes in interest rates.

The Fund remains overweight in investment-grade and non-investment-grade corporate credit on the basis of continued economic growth and maintains positioning for yields to gradually rise.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck; Gary S. Davis, CFA; and Corsan Maley

The Fund is subject to the risks of investing in fixed-income securities (including high-yield bonds), and including default risk and interest rate risk. Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims paying ability of the issuing company. The Fund also is subject to the risks of investing in foreign securities (which may be volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Short Term Bond Fund

Asset Allocation†

Corporate Bonds	55.1%
Asset-Backed Securities	22.1%
U.S. Treasury Obligations	9.9%
Commercial Mortgage-Backed Securities	5.5%
Repurchase Agreements	3.2%
Collateralized Mortgage Obligations	2.1%
Loan Participations	1.4%
Mortgage-Backed Securities	1.2%
Municipal Bond	0.4%
Futures Contracts ††	(0.0)%
Liabilities in excess of other assets	(0.9)%
100.0%

Top Industries†††

Banks	10.5%
Consumer Finance	4.9%
Oil, Gas & Consumable Fuels	4.3%
Automobiles	3.1%
Insurance	2.9%
Beverages	2.5%
Energy Equipment & Services	2.3%
Food Products	2.3%
Diversified Telecommunication Services	2.1%
Health Care Providers & Services	2.0%
Other Industries*	63.1%
100.0%

Top Holdings†††

U.S. Treasury Note, 1.75%, 11/30/21	4.3%
U.S. Treasury Inflation Indexed Note, 0.13%, 04/15/17	2.8%
Murphy Oil Corp., 3.50%, 12/01/17	1.9%
Dryden XXIII Senior Loan Fund, 2.13%, 07/17/23	1.7%
Ford Motor Credit Co. LLC, 4.25%, 02/03/17	1.4%
NRZ Advance Receivables Trust 2015-ON1, 3.11%, 12/15/50	1.3%
CoBank ACB, 1.56%, 06/15/22	1.3%
Transocean, Inc., 4.25%, 10/15/17	1.2%
Verizon Communications, Inc., 1.35%, 06/09/17	1.1%
Wells Fargo & Co., 1.34%, 04/22/19	1.1%
Other Holdings*	81.9%
100.0%

Objective

The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class Y) returned 2.97%, outperforming the benchmark by 1.69% and the Lipper peer category median by 0.93%

•	The Fund overweight positions in investment-grade and non-investment-grade corporate credit were the primary drivers of positive returns relative to the benchmark

•	Ten-year Treasuries began the year at 2.25%, dropped sharply to under 1.40% post Brexit and rose to 2.45% by the end of the year due to a rally after the U.S. presidential election

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Fund Performance	NVIT Short Term Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	Inception[2]
Class I	2.75%	1.51%	2.11%
Class II	2.49%	1.24%	1.85%
Class Y	2.97%	1.66%	2.25%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	1.28%	0.92%	1.71%
CPI	2.07%	1.36%	1.41%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio^
Class I	0.54%
Class II	0.79%
Class Y	0.39%

^	Current effective prospectus dated April 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (con’t.)	NVIT Short Term Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Short Term Bond Fund since inception through 12/31/16 versus performance of the Bloomberg Barclays (BBgBarc) U.S. 1-3 Year Government (Govt)/Credit Bond Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Short Term Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Short Term Bond Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	1,002.90	2.72	0.54
	Hypothetical	(a)(b)	1,000.00	1,022.42	2.75	0.54
Class II Shares	Actual	(a)	1,000.00	1,002.20	3.98	0.79
	Hypothetical	(a)(b)	1,000.00	1,021.17	4.01	0.79
Class Y Shares	Actual	(a)	1,000.00	1,004.10	1.96	0.39
	Hypothetical	(a)(b)	1,000.00	1,023.18	1.98	0.39
(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2016

NVIT Short Term Bond Fund

Asset-Backed Securities 22.1%

	Principal Amount	Market Value

Airlines 1.2%
Air Canada Pass Through Trust,
Series 2015-1, Class B, 3.88%, 03/15/23 (a)	$10,676,420	$10,302,745
American Airlines Pass Through Trust
Series 2013-2, Class B, 5.60%, 07/15/20 (a)	3,942,938	4,090,798
Series 2015-1, Class B, 3.70%, 05/01/23	3,429,940	3,344,191
Series 2015-2, Class B, 4.40%, 09/22/23	4,702,566	4,655,540

		22,393,274

Automobiles 3.9%
Capital Auto Receivables Asset Trust,
Series 2015-4, Class A2, 1.62%, 03/20/19	6,000,000	6,010,960
Credit Acceptance Auto Loan Trust
Series 2014-1A, Class A, 1.55%, 10/15/21 (a)	1,412,024	1,411,960
Series 2014-2A, Class A, 1.88%, 03/15/22 (a)	6,697,218	6,706,554
Series 2015-1A, Class A, 2.00%, 07/15/22 (a)	13,000,000	13,023,372
Series 2015-2A, Class A, 2.40%, 02/15/23 (a)	10,000,000	10,034,489
First Investors Auto Owner Trust
Series 2014-1A, Class A3, 1.49%, 01/15/20 (a)	2,546,371	2,546,194
Series 2015-2A, Class A2, 2.28%, 09/15/21 (a)	11,580,000	11,641,432
Flagship Credit Auto Trust
Series 2014-2, Class A, 1.43%, 12/16/19 (a)	1,386,095	1,385,913
Series 2015-2, Class A, 1.98%, 10/15/20 (a)	7,139,245	7,150,486
Series 2015-3, Class A, 2.38%, 10/15/20 (a)	6,886,339	6,913,340
Prestige Auto Receivables Trust,
Series 2016-1A, Class A3, 1.99%, 06/15/20 (a)	5,000,000	5,009,004

		71,833,704

Home Equity 1.0%
Aegis Asset Backed Securities Trust
Mortgage Pass-Through Certificates, Series 2004-4, Class A2B, 1.86%, 10/25/34 (b)	876,355	872,766
Ameriquest Mortgage Securities, Inc.,
Series 2003-10, Class AV1, 1.52%, 12/25/33 (b)	7,216,065	7,014,102

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Home Equity (continued)
EquiFirst Mortgage Loan Trust,
Series 2004-3, Class M2, 1.66%, 12/25/34 (b)	$1,697,140	$1,669,707
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2005-NC1, Class A2C, 1.52%, 01/25/35 (b)	9,070,303	8,971,556
Structured Asset Securities Corp.,
Series 2005-NC1, Class M1, 1.23%, 02/25/35 (b)	678,861	678,340

		19,206,471

Other 15.5%
A Voce CLO Ltd.,
Series 2014-1A, Class A1B, 2.34%, 07/15/26 (a)(b)	9,000,000	8,992,737
ALM VII Ltd.,
Series 2012-7A, Class A1R, 2.33%, 10/15/28 (a)(b)	19,775,000	19,765,033
Alterna Funding II LLC,
Series 2015-1X, Class A, 2.50%, 02/15/24 (c)	9,037,016	8,873,220
Ameriquest Mortgage Securities,
Inc. Pass-Through Certificates, Series 2004-R3, Class A1A, 1.45%, 05/25/34 (b)	1,995,872	1,987,928
Ares XXV CLO Ltd.,
Series 2012-3A, Class AR, 2.10%, 01/17/24 (a)(b)	19,000,000	18,981,095
Bayview Opportunity Master Fund IIIa Trust, Series 2014-18NP, Class A, 3.23%, 07/28/34 (a)(d)	9,403,839	9,417,320
Bear Stearns Asset-Backed Securities Trust, Series 2005-SD3, Class 1A, 1.25%, 07/25/35 (b)	5,574,342	5,503,243
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A, 2.00%, 12/10/23 (a)(c)	3,847,787	3,816,524
Dryden XXII Senior Loan Fund, Series 2011-22A, Class A1R, 2.05%, 01/15/22 (a)(b)	2,891,921	2,890,423
Dryden XXIII Senior Loan Fund, Series 2012-23A, Class A1R, 2.13%, 07/17/23 (a)(b)	30,759,716	30,714,346
FNA Trust, Series 2014-1A, Class A, 1.30%, 12/10/22 (a)	1,947,871	1,930,827
Long Beach Mortgage Loan Trust, Series 2005-WL2, Class M2, 1.49%, 08/25/35 (b)	10,862,127	10,304,358

9

Statement of Investments (Continued)

December 31, 2016

NVIT Short Term Bond Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
Madison Park Funding XII Ltd., Series 2014-12A, Class A, 2.38%, 07/20/26 (a)(b)	$2,178,000	$2,190,290
Neuberger Berman CLO XVI Ltd.
Series 2014-16A, Class A1R, 2.33%, 04/15/26 (a)(b)	10,000,000	10,002,950
Series 2014-16A, Class B2R, 2.98%, 04/15/26 (a)(b)	3,000,000	3,005,928
NRZ Advance Receivables Trust 2015-ON1, Series 2016-T4, Class AT4, 3.11%, 12/15/50 (a)	25,000,000	24,897,275
NRZ Advance Receivables Trust Advance Receivables Backed, Series 2016-T1, Class AT1, 2.75%, 06/15/49 (a)	6,000,000	5,977,500
Ocwen Master Advance Receivables Trust, Series 2016-T2, Class AT2, 2.72%, 08/16/49 (a)	12,000,000	11,966,250
Pinnacle Park CLO Ltd., Series 2014-1A, Class BR, 0.00%, 04/15/26 (a)(b)	5,000,000	4,995,000
RMAT LLC, Series 2015-1, Class A1, 4.09%, 07/27/20 (a)(d)	7,716,862	7,730,881
Soundview Home Loan Trust, Series 2005-CTX1, Class M1, 1.18%, 11/25/35 (b)	1,052,642	1,049,977
SPS Servicer Advance Receivables Trust, Series 2016-T2, Class AT2, 2.75%, 11/15/49 (a)	8,400,000	8,373,036
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2015-T3, Class AT3, 2.92%, 07/15/47 (a)	14,000,000	14,011,136
Structured Asset Investment Loan Trust, Series 2005-HE2, Class M1, 1.48%, 07/25/35 (b)	6,754,310	6,487,621
Tax Ease Funding LLC, Series 2016-1A, Class A, 3.13%, 06/15/28 (a)	9,533,877	9,471,704
VOLT XIX LLC, Series 2014-NP11, Class A1, 3.88%, 04/25/55 (a)(d)	394,494	396,114
VOLT XL LLC, Series 2015-NP14, Class A1, 4.37%, 11/27/45 (a)(d)	4,363,957	4,397,231
VOLT XXII LLC, Series 2015-NPL4, Class A1, 3.50%, 02/25/55 (a)(d)	3,934,727	3,937,744

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
VOLT XXV LLC, Series 2015-NPL8, Class A1, 3.50%, 06/26/45 (a)(d)	$7,442,337	$7,456,420
VOLT XXVI LLC, Series 2014-NPL6, Class A1, 3.13%, 09/25/43 (a)(d)	4,175,841	4,169,940
VOLT XXXIX LLC, Series 2015-NP13, Class A1, 4.13%, 10/25/45 (a)(d)	6,822,161	6,863,235
VOLT XXXV, Series 2016-NPL9, Class A1, 3.50%, 09/25/46 (a)(d)	10,682,891	10,657,979
VOLT XXXVI LLC,
Series 2015-NP10, Class A1, 3.62%, 07/25/45 (a)(d)	3,150,711	3,154,547
VOLT XXXVII LLC,
Series 2015-NP11, Class A1, 3.62%, 07/25/45 (a)(d)	10,101,861	10,092,120

		284,461,932

Road & Rail 0.5%
Federal Express Corp. 1993 Pass-Through Trust,
Series C2 7.96%, 03/28/17	175,722	178,358
Federal Express Corp. 1998 Pass-Through Trust
Series 981A 6.72%, 01/15/22	567,762	627,377
Series 981B 6.85%, 01/15/19	4,688,219	4,855,588
Union Pacific Railroad Co. 2000 Pass-Through Trust,
Series 00-1 8.00%, 01/10/21	2,380,476	2,537,753

		8,199,076

Total Asset-Backed Securities (cost $407,178,178)		406,094,457

Collateralized Mortgage Obligations 2.1%
Chase Mortgage Trust,
Series 2016-1, Class M2, 3.75%, 04/25/45 (a)(b)	2,520,853	2,503,831
CSMC Trust,
Series 2012-CIM1, Class A1, 3.38%, 02/25/42 (a)(b)	641,693	643,678
FHLMC REMICS
Series 3640, Class EL, 4.00%, 03/15/20	426,723	437,875
Series 3616, Class PA, 4.50%, 11/15/39	320,442	334,161
GSAA Trust,
Series 2004-NC1, Class AF6, 5.26%, 11/25/33 (d)	42,165	43,265

10

Statement of Investments (Continued)

December 31, 2016

NVIT Short Term Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

New Residential Mortgage Loan Trust
Series 2016-2A, Class A1, 3.75%, 11/26/35 (a)(b)	$18,042,426	$18,677,195
Series 2014-3A, Class AFX3, 3.75%, 11/25/54 (a)(b)	8,592,868	8,717,274
Series 2016-3A, Class A1, 3.75%, 09/25/56 (a)(b)	3,771,086	3,814,265
Series 2016-4A, Class A1, 3.75%, 11/25/56 (a)(b)	3,664,063	3,789,542
Residential Accredit Loans, Inc.,
Series 2003-QS20, Class CB, 5.00%, 11/25/18	556,723	560,042

Total Collateralized Mortgage Obligations (cost $39,810,278)		39,521,128

Commercial Mortgage-Backed Securities 5.5%
BAMLL Commercial Mortgage Securities Trust,
Series 2013-DSNY, Class B, 2.20%, 09/15/26 (a)(b)	6,098,000	6,100,582
Banc of America Commercial Mortgage Trust,
Series 2007-3, Class A4, 5.55%, 06/10/49 (b)	4,259,798	4,283,702
Bear Stearns Commercial Mortgage Securities Trust,
Series 2007-PW18, Class A4, 5.70%, 06/11/50	10,040,752	10,256,095
CDGJ Commercial Mortgage Trust,
Series 2014-BXCH, Class B, 2.39%, 12/15/27 (a)(b)	5,000,000	5,006,276
Citigroup Commercial Mortgage Trust
Series 2007-C6, Class A4, 5.71%, 12/10/49 (b)	19,691,000	19,861,717
Series 2008-C7, Class A4, 6.14%, 12/10/49 (b)	8,183,118	8,345,964
COMM Mortgage Trust
Series 2014-TWC, Class B, 2.20%, 02/13/32 (a)(b)	13,000,000	12,999,999
Series 2014-TWC, Class C, 2.53%, 02/13/32 (a)(b)	6,000,000	5,970,479
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C8, Class XA, IO, 1.04%, 12/15/48 (b)	23,619,182	1,141,569
Morgan Stanley Capital I Trust
Series 2007-IQ15, Class A4, 5.90%, 06/11/49 (b)	7,558,698	7,677,975
Series 2007-IQ16, Class A4, 5.81%, 12/12/49	7,174,973	7,280,541

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

Wachovia Bank Commercial Mortgage Trust,
Series 2007-C33, Class A4, 5.97%, 02/15/51 (b)	$3,552,061	$3,568,386
Wells Fargo Commercial Mortgage Trust,
Series 2014-TISH, Class B, 2.05%, 02/15/27 (a)(b)	9,000,000	9,035,329

Total Commercial Mortgage-Backed Securities (cost $107,075,573)		101,528,614

Corporate Bonds 55.1%
Air Freight & Logistics 0.2%
FedEx Corp.,
8.00%, 01/15/19	2,974,000	3,328,801

Automobiles 3.1%
Daimler Finance North America LLC,
1.30%, 03/10/17 (a)(b)	10,000,000	10,003,940
1.51%, 10/30/19 (a)(b)(e)	10,000,000	10,024,040
Hyundai Capital America,
2.60%, 03/19/20 (a)(e)	10,000,000	9,930,100
Nissan Motor Acceptance Corp.,
1.49%, 03/03/17 (a)(b)	10,000,000	10,008,860
1.95%, 09/12/17 (a)	4,165,000	4,176,945
2.65%, 09/26/18 (a)	3,035,000	3,066,227
1.48%, 09/13/19 (a)(b)	10,000,000	9,984,060

		57,194,172

Banks 10.6%
Bank of America Corp.,
1.92%, 01/15/19 (b)	5,000,000	5,044,735
Series L, 2.60%, 01/15/19	10,000,000	10,085,480
Series L, 2.65%, 04/01/19	5,000,000	5,052,820
Capital One NA,
1.72%, 09/13/19 (b)	15,000,000	15,054,300
Citigroup, Inc.,
2.50%, 07/29/19	10,000,000	10,068,550
Citizens Bank NA,
2.45%, 12/04/19	10,000,000	10,033,630
Citizens Financial Group, Inc.,
2.38%, 07/28/21	5,000,000	4,903,215
CoBank ACB,
1.56%, 06/15/22 (b)	25,635,000	24,519,032
Fifth Third Bancorp,
2.30%, 03/01/19	7,000,000	7,060,529
Huntington Bancshares, Inc.,
2.60%, 08/02/18	2,450,000	2,473,865
JPMorgan Chase & Co.,
1.63%, 05/15/18	5,000,000	4,993,585
2.30%, 08/15/21 (e)	10,000,000	9,814,740

11

Statement of Investments (Continued)

December 31, 2016

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Nordea Bank AB,
1.62%, 09/30/19 (a)(b)	$17,000,000	$17,004,658
Skandinaviska Enskilda Banken AB,
1.53%, 09/13/19 (a)(b)	15,000,000	15,003,375
SunTrust Bank,
5.20%, 01/17/17	10,000,000	10,012,430
Svenska Handelsbanken AB,
1.44%, 09/06/19 (b)	15,000,000	15,000,000
UBS Group Funding Jersey Ltd.,
2.65%, 02/01/22 (a)	9,000,000	8,747,055
Wells Fargo & Co.,
1.34%, 04/22/19 (b)	20,000,000	19,960,740

		194,832,739

Beverages 2.6%
Anheuser-Busch InBev Finance, Inc.,
2.65%, 02/01/21	10,000,000	10,057,450
Anheuser-Busch InBev Worldwide, Inc.,
1.58%, 08/01/18 (b)	15,000,000	15,092,115
Molson Coors Brewing Co.,
2.10%, 07/15/21	7,500,000	7,304,340
PepsiCo, Inc.,
1.13%, 10/04/19 (b)	15,000,000	15,016,500

		47,470,405

Biotechnology 1.5%
AbbVie, Inc.,
2.50%, 05/14/20	8,000,000	8,002,088
Celgene Corp.,
2.30%, 08/15/18	14,118,000	14,204,303
2.88%, 08/15/20	5,000,000	5,057,275

		27,263,666

Building Products 0.5%
Johnson Controls International plc,
1.40%, 11/02/17	10,000,000	10,016,020

Capital Markets 0.3%
FMR LLC,
7.49%, 06/15/19 (a)	2,000,000	2,234,610
Morgan Stanley,
2.20%, 12/07/18	4,000,000	4,014,728

		6,249,338

Chemicals 1.1%
Agrium, Inc.,
7.70%, 02/01/17	3,647,000	3,659,775
CF Industries, Inc.,
7.13%, 05/01/20 (e)	5,500,000	5,995,000
Solvay Finance America LLC,
3.40%, 12/03/20 (a)(e)	10,000,000	10,174,930

		19,829,705

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks 0.3%
Bank of America NA,
5.30%, 03/15/17	$5,000,000	$5,038,725

Commercial Services & Supplies 0.5%
Catholic Health Initiatives,
1.60%, 11/01/17	10,000,000	10,043,750

Communications Equipment 0.5%
Cisco Systems, Inc.,
1.34%, 09/20/19 (b)(e)	9,000,000	9,022,212

Consumer Finance 4.9%
Ford Motor Credit Co. LLC,
4.25%, 02/03/17	26,000,000	26,051,194
1.47%, 09/08/17 (b)	10,000,000	10,002,800
HSBC USA, Inc.,
1.88%, 09/24/18 (b)	10,000,000	10,022,820
Hyundai Capital Services, Inc.,
1.79%, 03/18/17 (a)(b)	7,000,000	7,001,974
3.50%, 09/13/17 (a)	7,650,000	7,727,158
John Deere Capital Corp.,
1.26%, 10/09/19 (b)	15,000,000	15,000,510
Toyota Motor Credit Corp.,
1.32%, 10/18/19 (b)	15,000,000	15,073,800

		90,880,256

Containers & Packaging 0.1%
Ball Corp.,
4.38%, 12/15/20	2,125,000	2,220,625

Diversified Financial Services 1.5%
Bear Stearns Cos. LLC (The),
6.40%, 10/02/17	14,353,000	14,868,933
JPMorgan Chase Bank NA,
6.00%, 10/01/17	2,200,000	2,270,365
National Rural Utilities Cooperative Finance Corp.,
2.00%, 01/27/20	10,000,000	9,927,740

		27,067,038

Diversified Telecommunication Services 2.2%
AT&T, Inc.,
2.80%, 02/17/21	10,000,000	9,920,570
Verizon Communications, Inc.,
1.35%, 06/09/17 (b)	20,000,000	20,023,200
1.76%, 06/17/19 (b)	10,000,000	10,090,920

		40,034,690

Electric Utilities 1.0%
Indiana Michigan Power Co.,
7.00%, 03/15/19	10,000,000	11,020,610
ITC Holdings Corp.,
6.05%, 01/31/18 (a)	6,500,000	6,778,889

		17,799,499

12

Statement of Investments (Continued)

December 31, 2016

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Energy Equipment & Services 2.3%
Schlumberger Investment SA,
1.25%, 08/01/17 (a)	$10,000,000	$9,990,560
SESI LLC,
6.38%, 05/01/19	11,270,000	11,270,000
Transocean, Inc.,
4.25%, 10/15/17	21,500,000	21,715,000

		42,975,560

Equity Real Estate Investment Trusts (REITs) 1.5%
Prologis LP,
2.75%, 02/15/19	10,000,000	10,144,740
WEA Finance LLC,
1.75%, 09/15/17 (a)	10,000,000	10,006,220
2.70%, 09/17/19 (a)	7,000,000	7,080,129

		27,231,089

Food & Staples Retailing 0.5%
Walgreens Boots Alliance, Inc.,
2.70%, 11/18/19	9,500,000	9,626,018

Food Products 2.3%
Conagra Brands, Inc.,
4.95%, 08/15/20	302,000	321,188
Kraft Heinz Foods Co.,
2.00%, 07/02/18	15,000,000	15,003,375
Mondelez International Holdings Netherlands BV,
1.50%, 10/28/19 (a)(b)	15,000,000	15,033,105
Tyson Foods, Inc.,
2.65%, 08/15/19	12,000,000	12,114,384

		42,472,052

Gas Utilities 0.7%
DCP Midstream Operating LP,
2.50%, 12/01/17	13,000,000	12,935,000

Health Care Equipment & Supplies 0.9%
Becton, Dickinson and Co.,
2.68%, 12/15/19	6,098,000	6,187,098
Boston Scientific Corp.,
2.65%, 10/01/18	10,000,000	10,109,670

		16,296,768

Health Care Providers & Services 1.9%
Dignity Health,
2.64%, 11/01/19	6,000,000	6,052,272
Express Scripts Holding Co.,
3.30%, 02/25/21 (e)	3,000,000	3,056,301
Laboratory Corp. of America Holdings,
2.63%, 02/01/20	10,000,000	9,990,190
McKesson Corp.,
1.29%, 03/10/17	15,000,000	15,003,615

		34,102,378

Corporate Bonds (continued)

	Principal Amount	Market Value

Household Durables 0.8%
Newell Brands, Inc.,
2.60%, 03/29/19	$10,000,000	$10,109,730
3.15%, 04/01/21	5,000,000	5,088,480

		15,198,210

Industrial Conglomerates 1.1%
General Electric Co.,
1.08%, 02/15/17 (b)	5,000,000	5,000,000
Honeywell International, Inc.,
1.17%, 10/30/19 (b)	10,000,000	10,015,600
Ingersoll-Rand Luxembourg Finance SA,
2.63%, 05/01/20	5,000,000	5,011,075

		20,026,675

Insurance 2.9%
Metropolitan Life Global Funding I,
1.50%, 01/10/18 (a)	5,000,000	5,000,820
1.30%, 09/14/18 (a)(b)(e)	15,000,000	15,019,050
2.30%, 04/10/19 (a)	7,000,000	7,038,640
New York Life Global Funding,
1.27%, 10/24/19 (a)(b)	15,000,000	15,015,975
TIAA Asset Management Finance Co. LLC,
2.95%, 11/01/19 (a)	11,500,000	11,698,502

		53,772,987

Media 1.1%
Charter Communications Operating LLC,
3.58%, 07/23/20	10,000,000	10,202,350
NBCUniversal Enterprise, Inc.,
1.56%, 04/15/18 (a)(b)	10,000,000	10,061,510

		20,263,860

Metals & Mining 0.7%
Glencore Canada Corp.,
5.50%, 06/15/17	8,000,000	8,128,304
Glencore Finance Canada Ltd.,
3.60%, 01/15/17 (a)	5,000,000	5,002,275

		13,130,579

Oil, Gas & Consumable Fuels 4.3%
BP Capital Markets plc,
1.38%, 11/06/17	5,000,000	4,997,165
1.63%, 09/26/18 (b)	10,000,000	10,038,010
Enbridge Energy Partners LP,
Series B, 6.50%, 04/15/18	7,700,000	8,102,548
Kinder Morgan Energy Partners LP,
5.00%, 10/01/21	13,000,000	13,841,711
Murphy Oil Corp.,
3.50%, 12/01/17	34,500,000	34,672,500

13

Statement of Investments (Continued)

December 31, 2016

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Nexen Energy ULC,
5.65%, 05/15/17	$2,000,000	$2,032,976
Spectra Energy Partners LP,
2.95%, 09/25/18	5,500,000	5,586,807

		79,271,717

Pharmaceuticals 1.1%
Actavis Funding SCS,
3.45%, 03/15/22	10,000,000	10,150,090
Forest Laboratories LLC,
4.88%, 02/15/21 (a)	2,000,000	2,148,572
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 07/21/21	8,500,000	8,131,839

		20,430,501

Real Estate Management & Development 0.3%
Highwoods Realty LP,
5.85%, 03/15/17	5,200,000	5,243,966

Road & Rail 0.3%
ERAC USA Finance LLC,
2.75%, 03/15/17 (a)	3,000,000	3,008,040
6.38%, 10/15/17 (a)	1,505,000	1,559,398

		4,567,438

Trading Companies & Distributors 1.1%
GATX Corp.,
1.25%, 03/04/17	5,445,000	5,443,503
2.38%, 07/30/18	5,000,000	5,022,140
2.60%, 03/30/20 (e)	9,000,000	8,889,021

		19,354,664

Wireless Telecommunication Services 0.4%
T-Mobile USA, Inc.,
5.25%, 09/01/18	8,000,000	8,120,000

Total Corporate Bonds (cost $1,011,861,783)		1,013,311,103

Loan Participations 1.4%
Health Care Providers & Services 0.2%
Community Health Systems, Inc., 1st Lien Tranche G Term Loan, 3.75%, 12/31/19	1,037,888	1,004,811
Community Health Systems, Inc., 1st Lien Tranche H Term Loan, 4.00%, 01/27/21	1,909,687	1,846,037

		2,850,848

Loan Participations (continued)

	Principal Amount	Market Value

Health Care Technology 0.3%
Advanced Computer, 1st Lien Tranche B Term Loan, 6.50%, 01/31/22	$5,230,150	$4,986,059

IT Services 0.3%
First Data Corp., New Term Loan, 3.76%, 07/08/22	5,364,482	5,419,254

Pharmaceuticals 0.1%
Valeant Pharmaceuticals International, Inc., 1st Lien Tranche B Term Loan, 5.25%, 08/05/20	1,988,217	1,982,133

Software 0.5%
TIBCO Software, Inc., 1st Lien Tranche B Term Loan, 6.50%, 12/04/20	9,825,000	9,855,752

Total Loan Participation (cost $24,834,935)		25,094,046

Mortgage-Backed Securities 1.2%
FHLMC Non Gold Pool
Pool# 1Q0648 2.57%, 06/01/37 (b)	1,051,666	1,109,828
Pool# 1B3601 3.32%, 10/01/37 (b)	241,441	254,598
FNMA Pool
Pool# 747271 3.14%, 07/01/34 (b)	1,195,360	1,263,611
Pool# 886345 2.85%, 08/01/36 (b)	72,950	73,935
Pool# 893776 2.89%, 09/01/36 (b)	15,734	15,760
Pool# 949691 5.88%, 09/01/37 (b)	251,803	251,461
Pool# AS8269 3.00%, 11/01/46	20,000,000	19,890,280

Total Mortgage-Backed Securities (cost $22,967,007)		22,859,473

Municipal Bond 0.4%
New Jersey 0.4%
New Jersey Transportation Trust Fund Authority, RB, Series B, 1.76%, 12/15/18	8,000,000	7,820,800

Total Municipal Bond (cost $8,000,000)		7,820,800

14

Statement of Investments (Continued)

December 31, 2016

NVIT Short Term Bond Fund (Continued)

U.S. Treasury Obligations 9.9%

	Principal Amount	Market Value

U.S. Treasury Inflation Indexed Note,
0.13%, 04/15/17 (f)	$48,500,000	$51,717,232
U.S. Treasury Notes
0.75%, 02/28/18	20,000,000	19,953,120
1.38%, 04/30/21	10,000,000	9,809,770
1.75%, 11/30/21 (e)	80,000,000	79,403,120
2.00%, 08/15/25	15,000,000	14,530,080
2.25%, 11/15/25	6,000,000	5,923,128

Total U.S. Treasury Obligations (cost $181,974,963)		181,336,450

Repurchase Agreements 3.2%
Bank of America NA 0.50%, dated 12/30/16, due 01/03/17, repurchase price $10,000,556, collateralized by U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $10,200,000. (g)(h)	10,000,000	10,000,000
BNP Paribas Securities Corp. 0.49%, dated 12/30/16, due 01/03/17, repurchase price $35,051,908, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 01/05/17 - 08/01/46; total market value $35,751,001. (g)(h)	35,050,000	35,050,000
ML Pierce Fenner & Smith, Inc. 0.50%, dated 12/30/16, due 01/03/17, repurchase price $14,385,909, collateralized by U.S. Government Agency Securities, ranging from 2.24% - 4.00%, maturing 11/01/26 - 05/01/46; total market value $14,672,812. (g)(h)	14,385,110	14,385,110

Total Repurchase Agreements (cost $59,435,110)		59,435,110

Total Investments (cost $1,863,137,827) (i) — 100.9%		1,857,001,181
Liabilities in excess of other assets — (0.9)%		(16,806,959)

NET ASSETS — 100.0%		$1,840,194,222

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2016 was $657,259,939 which represents 35.72% of net assets.
(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2016. The maturity date represents the actual maturity date.

(c)	Fair valued security.

(d)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2016.

(e)	The security or a portion of this security is on loan at December 31, 2016. The total value of securities on loan at December 31, 2016 was $71,962,983, which was collateralized by repurchase agreements with a total value of $59,435,110 and $14,157,357 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.13%, and maturity dates ranging from 01/19/17 - 05/15/45, a total market value of $73,592,467.

(f)	Principal amounts are not adjusted for inflation.

(g)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2016 was $59,435,110.

(h)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(i)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AB	Stock Company

ACB	Agricultural Credit Bank

BV	Private Limited Liability Company

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

IO	Interest Only (IO) strips are the interest portion of mortgage, Treasury or bond payments, which is separated and sold individually from the principal portion of those same payments.

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

plc	Public Limited Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

ULC	Unlimited Liability Company

15

Statement of Investments (Continued)

December 31, 2016

NVIT Short Term Bond Fund (Continued)

At December 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
636	U.S. Treasury 10 Year Ultra Bond	03/22/17	$85,263,750	$(730,094)

Number of Contracts	Short Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
(124)	U.S. Treasury 10 Year Note	03/22/17	$15,410,875	$90,166

At December 31, 2016, the Fund has $1,307,750 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2016

NVIT Short Term Bond Fund
Assets:
Investments, at value* (cost $1,803,702,717)	$1,797,566,071
Repurchase agreements, at value (cost $59,435,110)	59,435,110

Total Investments, at value (total cost $1,863,137,827)	1,857,001,181

Cash	36,766,863
Deposits with broker for futures contracts	1,307,750
Interest receivable	8,825,071
Security lending income receivable	12,360
Receivable for investments sold	1,064,706
Receivable for capital shares issued	111,849
Receivable for variation margin on futures contracts	325,069
Prepaid expenses	3,543

Total Assets	1,905,418,392

Liabilities:
Payable for investments purchased	5,000,000
Payable for capital shares redeemed	69,346
Payable upon return of securities loaned (Note 2)	59,435,110
Accrued expenses and other payables:
Investment advisory fees	534,934
Fund administration fees	45,253
Distribution fees	34,433
Administrative servicing fees	27,169
Accounting and transfer agent fees	2,190
Custodian fees	11,073
Compliance program costs (Note 3)	1,945
Professional fees	46,140
Printing fees	6,817
Other	9,760

Total Liabilities	65,224,170

Net Assets	$1,840,194,222

Represented by:
Capital	$1,873,676,177
Accumulated undistributed net investment income	2,832,554
Accumulated net realized losses from investments and futures transactions	(29,537,935)
Net unrealized appreciation/(depreciation) from investments	(6,136,646)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(639,928)

Net Assets	$1,840,194,222

*	Includes value of securities on loan of $71,962,983 (Note 2).

17

Statement of Assets and Liabilities (Continued)

December 31, 2016

NVIT Short Term Bond Fund
Net Assets:
Class I Shares	$47,390,443
Class II Shares	161,717,209
Class Y Shares	1,631,086,570

Total	$1,840,194,222

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	4,608,847
Class II Shares	15,797,139
Class Y Shares	158,700,123

Total	179,106,109

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.28
Class II Shares	$10.24
Class Y Shares	$10.28

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2016

NVIT Short Term Bond Fund
INVESTMENT INCOME:
Interest income	$41,578,266
Income from securities lending (Note 2)	179,859

Total Income	41,758,125

EXPENSES:
Investment advisory fees	6,464,332
Fund administration fees	554,102
Distribution fees Class II Shares	386,272
Administrative servicing fees Class I Shares	54,856
Administrative servicing fees Class II Shares	231,765
Professional fees	153,394
Printing fees	12,751
Trustee fees	57,342
Custodian fees	69,783
Accounting and transfer agent fees	17,291
Compliance program costs (Note 3)	8,057
Other	52,927

Total Expenses	8,062,872

NET INVESTMENT INCOME	33,695,253

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(7,324,768)
Net realized losses from futures transactions (Note 2)	(4,013,144)

Net realized losses from investments and futures transactions	(11,337,912)

Net change in unrealized appreciation/(depreciation) from investments	32,431,915
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(639,928)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	31,791,987

Net realized/unrealized gains from investments and futures transactions	20,454,075

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$54,149,328

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT Short Term Bond Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$33,695,253	$36,073,836
Net realized gains/(losses) from investments and futures transactions	(11,337,912)	264,180
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	31,791,987	(25,541,905)

Change in net assets resulting from operations	54,149,328	10,796,111

Distributions to Shareholders From:
Net investment income:
Class I	(881,191)	(555,938)
Class II	(2,701,490)	(2,482,720)
Class Y	(33,136,019)	(37,510,849)

Change in net assets from shareholder distributions	(36,718,700)	(40,549,507)

Change in net assets from capital transactions	(145,069,346)	(1,065,029,581)

Change in net assets	(127,638,718)	(1,094,782,977)

Net Assets:
Beginning of year	1,967,832,940	3,062,615,917

End of year	$1,840,194,222	$1,967,832,940

Accumulated undistributed net investment income at end of year	$2,832,554	$3,141,885

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$37,232,754	$20,088,108
Dividends reinvested	881,191	555,938
Cost of shares redeemed	(19,353,209)	(17,227,955)

Total Class I Shares	18,760,736	3,416,091

Class II Shares
Proceeds from shares issued	39,375,740	41,273,632
Dividends reinvested	2,701,490	2,482,720
Cost of shares redeemed	(27,525,243)	(33,130,418)

Total Class II Shares	14,551,987	10,625,934

Class Y Shares
Proceeds from shares issued	60,856,812	101,139,864
Dividends reinvested	33,136,019	37,510,849
Cost of shares redeemed	(272,374,900)	(1,217,722,319)

Total Class Y Shares	(178,382,069)	(1,079,071,606)

Change in net assets from capital transactions	$(145,069,346)	$(1,065,029,581)

20

Statements of Changes in Net Assets (Continued)

	NVIT Short Term Bond Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	3,567,703	1,918,323
Reinvested	85,642	54,343
Redeemed	(1,848,362)	(1,642,809)

Total Class I Shares	1,804,983	329,857

Class II Shares
Issued	3,813,915	3,966,758
Reinvested	263,827	243,564
Redeemed	(2,671,175)	(3,187,650)

Total Class II Shares	1,406,567	1,022,672

Class Y Shares
Issued	5,872,991	9,672,303
Reinvested	3,223,452	3,669,821
Redeemed	(26,301,706)	(116,053,762)

Total Class Y Shares	(17,205,263)	(102,711,638)

Total change in shares	(13,993,713)	(101,359,109)

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Short Term Bond Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2016	$10.20	0.17	0.11	0.28	(0.20)	–	(0.20)	–	$10.28	2.75%		$47,390,443	0.54%	1.67%	0.54%	40.85%
Year Ended December 31, 2015	$10.41	0.15	(0.16)	(0.01)	(0.20)	–	(0.20)	–	$10.20	(0.08%	)	$28,595,956	0.53%	1.45%	0.53%	26.53%
Year Ended December 31, 2014	$10.45	0.13	(0.05)	0.08	(0.12)	–	(0.12)	–	$10.41	0.77%		$25,748,537	0.53%	1.22%	0.53%	34.32%
Year Ended December 31, 2013	$10.56	0.14	(0.10)	0.04	(0.14)	(0.01)	(0.15)	–	$10.45	0.33%		$35,866,975	0.54%	1.36%	0.54%	40.88%
Year Ended December 31, 2012	$10.34	0.17	0.23	0.40	(0.18)	–	(0.18)	–	$10.56	3.83%		$29,144,698	0.55%	1.56%	0.55%	42.18%

Class II Shares
Year Ended December 31, 2016	$10.16	0.15	0.10	0.25	(0.17)	–	(0.17)	–	$10.24	2.49%		$161,717,209	0.79%	1.43%	0.79%	40.85%
Year Ended December 31, 2015	$10.37	0.12	(0.16)	(0.04)	(0.17)	–	(0.17)	–	$10.16	(0.34%	)	$146,160,520	0.79%	1.19%	0.79%	26.53%
Year Ended December 31, 2014	$10.42	0.10	(0.05)	0.05	(0.10)	–	(0.10)	–	$10.37	0.49%		$138,578,470	0.78%	0.96%	0.78%	34.32%
Year Ended December 31, 2013	$10.53	0.12	(0.11)	0.01	(0.11)	(0.01)	(0.12)	–	$10.42	0.11%		$120,240,147	0.79%	1.12%	0.79%	40.88%
Year Ended December 31, 2012	$10.31	0.15	0.21	0.36	(0.14)	–	(0.14)	–	$10.53	3.52%		$99,432,317	0.80%	1.40%	0.80%	42.18%

Class Y Shares
Year Ended December 31, 2016	$10.19	0.19	0.11	0.30	(0.21)	–	(0.21)	–	$10.28	2.97%		$1,631,086,570	0.39%	1.83%	0.39%	40.85%
Year Ended December 31, 2015	$10.40	0.16	(0.15)	0.01	(0.22)	–	(0.22)	–	$10.19	0.06%		$1,793,076,464	0.39%	1.57%	0.39%	26.53%
Year Ended December 31, 2014	$10.45	0.14	(0.05)	0.09	(0.14)	–	(0.14)	–	$10.40	0.87%		$2,898,288,910	0.38%	1.35%	0.38%	34.32%
Year Ended December 31, 2013	$10.56	0.16	(0.11)	0.05	(0.15)	(0.01)	(0.16)	–	$10.45	0.46%		$2,010,956,352	0.39%	1.51%	0.39%	40.88%
Year Ended December 31, 2012	$10.33	0.19	0.22	0.41	(0.18)	–	(0.18)	–	$10.56	4.02%		$1,342,110,761	0.40%	1.78%	0.40%	42.18%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2016

1.   Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Short Term Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds, NVIT Investor Destinations Funds, and NVIT Flexible Fixed Income Fund.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.   Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

23

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value

24

Notes to Financial Statements (Continued)

December 31, 2016

assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2(a)	Level 3(a)	Total
Assets:
Asset-Backed Securities
Airlines	$—	$22,393,274	$—	$22,393,274
Automobiles	—	71,833,704	—	71,833,704
Home Equity	—	19,206,471	—	19,206,471
Other	—	271,772,188	12,689,744	284,461,932
Road & Rail	—	8,199,076	—	8,199,076
Total Asset-Backed Securities	$—	$393,404,713	$12,689,744	$406,094,457
Collateralized Mortgage Obligations	—	39,521,128	—	39,521,128
Commercial Mortgage-Backed Securities	—	101,528,614	—	101,528,614
Corporate Bonds	—	1,013,311,103	—	1,013,311,103
Futures Contracts	90,166	—	—	90,166
Loan Participations	—	25,094,046	—	25,094,046
Mortgage-Backed Securities	—	22,859,473	—	22,859,473
Municipal Bond	—	7,820,800	—	7,820,800
Repurchase Agreements	—	59,435,110	—	59,435,110
U.S. Treasury Obligations	—	181,336,450	—	181,336,450
Total Assets	$90,166	$1,844,311,437	$12,689,744	$1,857,091,347

Liabilities:
Futures Contracts	$(730,094)	$—	$—	$(730,094)
Total Liabilities	$(730,094)	$—	$—	$(730,094)
Total	$(639,928)	$1,844,311,437	$12,689,744	$1,856,361,253

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

(a)	During the year ended December 31, 2016, the Fund had two transfers of asset-backed securities from Level 2 to Level 3. The total market value of the two investments at the time of the transfer and at December 31, 2016, was $21,233,386 and $12,689,744, respectively. Each investment was previously valued using the bid evaluation price provided by an independent pricing service, resulting in a Level 2 classification. As of December 31, 2016, these were valued by a broker quote from the independent pricing service, resulting in a Level 3 classification.

25

Notes to Financial Statements (Continued)

December 31, 2016

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Asset-Backed Securities	Total
Balance as of 12/31/15	$—	$—
Accrued Accretion/(Amortization)	4,686	4,686
Realized Gain/(Loss)	15,295	15,295
Change in Net Appreciation/(Depreciation)	139,959	139,959
Purchases*	—	—
Sales	(8,703,582)	(8,703,582)
Transfers Into Level 3	21,233,386	21,233,386
Transfers Out of Level 3	—	—
Balance as of 12/31/16	$12,689,744	$12,689,744
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held as of 12/31/16**	$139,959	$139,959

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

**	Included in the Statement of Operations under “Net change in unrealized appreciation/(depreciation) from investments.”

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

26

Notes to Financial Statements (Continued)

December 31, 2016

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Interest rate risk	Unrealized appreciation from futures contracts	$90,166
Total		$90,166

Liabilities:
Futures Contracts(a)
Interest rate risk	Unrealized depreciation from futures contracts	$(730,094)
Total		$(730,094)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Interest rate risk	$(4,013,144)
Total	$(4,013,144)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Interest rate risk	$(639,928)
Total	$(639,928)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Futures Contracts:
Average Notional Balance Long(a)	$69,823,250
Average Notional Balance Short(b)	$23,812,198

(a)	The Fund entered into long futures contracts from September 9, 2016 through December 31, 2016.

(b)	The Fund entered into short futures contracts from July 29, 2016 through September 9, 2016 and again from November 14, 2016 through December 31, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

27

Notes to Financial Statements (Continued)

December 31, 2016

(c)	Securities Lending

During the year ended December 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2016, were $59,435,110, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to note (e) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian the daily aggregate balance of which is invested in one or more joint repurchase agreements

28

Notes to Financial Statements (Continued)

December 31, 2016

(“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $200,011,111, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $100,005,444, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% – 7.50%, maturing 01/05/17 – 08/01/46; total market value $102,000,004.

ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $350,019,444, collateralized by U.S. Government Agency Securities, ranging from 2.24% – 4.00%, maturing 11/01/26 – 05/01/46; total market value $357,000,001.

At December 31, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America N.A.	$10,000,000	$—	$10,000,000	$(10,000,000)	$—
BNP Paribas Securities Corp.	35,050,000	—	35,050,000	(35,050,000)	—
ML Pierce Fenner & Smith, Inc.	14,385,110	—	14,385,110	(14,385,110)	—
Total	$59,435,110	$—	$59,435,110	$(59,435,110)	$—

Amounts designated as “—” are zero.

*	At December 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

29

Notes to Financial Statements (Continued)

December 31, 2016

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to paydown reclass. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from investments and futures transactions
$—	$2,714,116	$(2,714,116)

Amount designated as “—” is zero or has been rounded to zero.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and

30

Notes to Financial Statements (Continued)

December 31, 2016

unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.   Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.35%
$1 billion and up to $1.5 billion	0.34%
$1.5 billion and more	0.33%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate was 0.34%. During the year ended December 31, 2016, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $1,568,602.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $554,102 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $8,057.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of

31

Notes to Financial Statements (Continued)

December 31, 2016

certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $286,621.

4.   Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.   Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $744,383,833 and sales of $925,885,946 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the year ended December 31, 2016, the Fund had purchases of $244,958,531 and sales of $205,182,773 of U.S. Government securities (excluding short-term securities).

6.   Portfolio Investment Risks

Risks Associated with Bank Loans

The bank loans in which the Fund invests are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the

32

Notes to Financial Statements (Continued)

December 31, 2016

U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Fund, to increased credit risk.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

7.   Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.   New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.   Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$36,718,700	$—	$36,718,700	$—	$36,718,700

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$40,549,507	$—	$40,549,507	$—	$40,549,507

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

33

Notes to Financial Statements (Continued)

December 31, 2016

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$2,997,310	$—	$2,997,310	$(30,177,863)	$(6,301,402)	$(33,481,955)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,863,302,583	$5,447,122	$(11,748,524)	$(6,301,402)

As of December 31, 2016, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$30,177,863	Unlimited

10.   Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

34

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Short Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Short Term Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

35

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

36

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

37

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

38

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

39

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

40

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

41

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

42

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

43

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

44

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

45

Annual Report

December 31, 2016

Federated NVIT High Income Bond Fund

AR-FHI 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	Federated NVIT High Income Bond Fund

For the annual period ended December 31, 2016, the Federated NVIT High Income Bond Fund (Class I) returned 14.16% versus 17.13% for its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield 2% Issuer Capped Index (BBHY2%ICI). For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of High Yield Funds (consisting of 109 funds as of December 31, 2016) was 13.82% for the same time period. Performance of the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, the most significant factors affecting the Fund’s performance relative to the BBHY2%ICI were: (1) the allocation among industry sectors and (2) the selection of individual securities.

The total return for the high-yield market for the 12-month reporting period was attractive on both an absolute as well as a relative basis. For example, the BBHY2%ICI, which returned 17.13% for the period, substantially outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, a measure of high-quality bond performance, which returned 2.65% for the period. The major factor that drove the performance of the high-yield market was the global rebound in commodity prices. For example, the price of West Texas Intermediate crude oil (WTI) began the year at $44.59 per barrel and hit a low of $35.73 in late January 2016 before rebounding to end the year at $53.72. The rebound in commodity prices led to a substantial rebound in the bonds of commodity-oriented companies as the Independent Energy, Oil Field Service and Metals sectors were the best-performing sectors of 2016 after being the worst-performing sectors of 2015. Also contributing to the high-yield market’s strong performance was continued solid growth the U.S. economy. While geopolitical events such as Brexit (the U.K.’s vote to leave the European Union), unrest in Syria and the U.S. presidential election threatened to derail the market’s recovery, fundamental credit stability and strength in commodities overwhelmed these concerns. While default rates rose to their highest level since the financial crisis, they were driven by commodity issues, which had depreciated in price substantially in 2015 and in many cases actually rose in price in 2016 despite their default. Also, default rates did not reach the levels projected by many for 2016. The impact of these events can be seen in the spread between high-yield bonds and U.S. Treasury securities with comparable maturities which, according to the Credit Suisse High Yield Bond Index, began the reporting period at 753 basis points and ended the reporting period at 472 basis points.

Within the high-yield market, major industry sectors that substantially outperformed the overall BBHY2%ICI included: Metals & Mining, Independent Energy, Oil Field Services, Midstream and Industrial Other. Major industry sectors that substantially underperformed the overall BBHY2%ICI included: Pharmaceuticals, Leisure, Home Construction, Healthcare and Transportation Services. From a credit-quality perspective, the CCC-rated sector returned 31.46% while the B-rated and BB-rated sectors returned 15.80% and 12.78%, respectively.

The Fund was negatively affected by its sector allocation during the reporting period, including the Fund’s underweight, relative to the BBHY2%ICI, to the strong-performing Metals & Mining, Independent Energy and Oil Field Services industry sectors. The Fund’s overweight in the underperforming Healthcare, Packaging and Pharmaceuticals sectors also negatively affected performance. Given the strong overall market performance, the portfolio’s cash holding also was a drag on performance. The Fund did benefit from its underweight to the poor-performing Financial and Home Construction sectors and its overweight to the strong-performing Midstream sector.

The Fund was positively affected by its security selection during the reporting period. The Fund benefited from strong security selection in the Technology and Wireless Telecommunications sectors. Also, strong security selection in the Healthcare, Pharmaceuticals and Packaging sectors helped offset some of the negative impact from being overweight these weak-performing sectors. The Fund’s holdings in the

4

Fund Commentary	Federated NVIT High Income Bond Fund

Industrial-Other and Gaming sectors underperformed, negatively affecting performance. Specific Fund holdings that substantially outperformed the BBHY2%ICI included: Chesapeake Energy, Legacy Reserves, Syniverse Holdings, Oasis Petroleum and Advanced Micro Devices. Specific Fund holdings that substantially underperformed the BBHY2%ICI included: Intelsat Luxembourg, Community Health Systems, Valeant Pharmaceuticals, Endo Finance LLC and Hertz Corp.

The Fund used credit default swap contracts to expose the Fund’s cash holdings to the investment characteristics and performance of the high-yield bond market while maintaining liquidity to satisfy shareholder activity. Specifically, the Fund used derivatives to go long the Market CDX North America High Yield Index Series 26 and 27 at various times during the reporting period. This index did underperform the BBHY2%ICI but outperformed cash.

As we close out 2016, the picture looks much brighter than a year ago. Business, consumer and market confidence are improving as an apparently more business friendly administration gets ready to take control in Washington. Looking forward, we expect credit conditions to remain favorable as free cash flow generation improves, commodity prices stabilize well off early 2016 lows and default rates fall dramatically. Unfortunately, valuations for high-yield bonds already reflect much of this optimism as credit spreads have moved below historical medians. Fortunately, we expect additional tightening to occur in 2017, perhaps as rates move higher in the U.S. Treasury market. This could lead to positive absolute returns although below the lofty levels of 2016, but perhaps higher than most other fixed-income instruments.

Subadviser:

Federated Investment Management Company

Portfolio Manager:

Mark E. Durbiano

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Fund also is subject to the risks of investing in foreign securities (which may be volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Federated NVIT High Income Bond Fund

Asset Allocation†

Corporate Bonds	94.0%
Credit Default Swaps	0.1%
Other assets in excess of liabilities††	5.9%
100.0%

Top Industries†††

Healthcare	10.9%
Technology	10.8%
Cable Satellite	7.7%
Midstream	7.5%
Media Entertainment	6.8%
Independent Energy	6.6%
Packaging	5.3%
Wireless Communications	4.8%
Pharmaceuticals	3.8%
Gaming	3.7%
Other Industries	32.1%
100.0%

Top Holdings†††

Sprint Corp., 7.88%, 09/15/23	0.9%
Jaguar Holding Co. II, 6.38%, 08/01/23	0.9%
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22	0.8%
Platform Specialty Products Corp., 6.50%, 02/01/22	0.8%
First Data Corp., 5.75%, 01/15/24	0.7%
HCA, Inc., 5.25%, 06/15/26	0.7%
HCA, Inc., 5.25%, 04/15/25	0.7%
Ally Financial, Inc., 5.75%, 11/20/25	0.7%
Ardagh Packaging Finance plc, 7.25%, 05/15/24	0.7%
MPH Acquisition Holdings LLC, 7.13%, 06/01/24	0.7%
Other Holdings	92.4%
100.0%

Objective

The Fund seeks to provide high current income.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class I) returned 14.16%, underperforming the benchmark by 2.97% and outperforming the Lipper peer category median by 0.34%

•

The Fund was negatively affected by its sector allocation, including underweights relative to the benchmark index to the strong-performing Metals & Mining, Independent Energy and Oil Field Services industry sectors

•

The Fund was positively affected by its security selection, benefiting from holdings in the Technology and Wireless Telecommunications sectors as well as the Healthcare, Pharmaceuticals and Packaging sectors

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

6

Fund Performance	Federated NVIT High Income Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class I	14.16%	6.94%	5.94%
Class Y	14.52%	N/A	3.94%	[2]
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	17.13%	7.36%	7.55%
CPI	2.07%	1.36%	1.81%

N/A — Not Applicable.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.95%	0.93%
Class Y	0.80%	0.78%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	Federated NVIT High Income Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Federated NVIT High Income Bond Fund versus performance of the Bloomberg Barclays (BBgBarc) U.S. Corporate High Yield (HY) 2% Issuer Capped Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/16. Unlike, the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

8

Shareholder Expense Example	Federated NVIT High Income Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Federated NVIT High Income Bond Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	1,062.50	4.72	0.91
	Hypothetical(a)(b)		1,000.00	1,020.56	4.62	0.91
Class Y Shares	Actual	(a)	1,000.00	1,064.20	3.94	0.76
	Hypothetical(a)(b)		1,000.00	1,021.32	3.86	0.76

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

Federated NVIT High Income Bond Fund

Corporate Bonds 94.0%

	Principal Amount	Market Value

Aerospace & Defense 1.1%
Engility Corp., 8.88%, 09/01/24 (a)	$225,000	$235,687
TransDigm, Inc.,
6.00%, 07/15/22	625,000	650,000
6.50%, 07/15/24	500,000	523,125
6.50%, 05/15/25	375,000	392,813

		1,801,625

Automotive 3.0%
Adient Global Holdings Ltd., 4.88%, 08/15/26 (a)	300,000	294,000
Allison Transmission, Inc., 5.00%, 10/01/24 (a)	200,000	202,000
American Axle & Manufacturing, Inc., 6.63%, 10/15/22	150,000	154,680
BCD Acquisition, Inc., 9.63%, 09/15/23 (a)	300,000	321,000
Cooper-Standard Automotive, Inc., 5.63%, 11/15/26 (a)	100,000	98,875
Dana Financing Luxembourg Sarl, 6.50%, 06/01/26 (a)	325,000	339,625
Gates Global LLC, 6.00%, 07/15/22 (a)	800,000	782,400
Goodyear Tire & Rubber Co. (The),
5.13%, 11/15/23	150,000	154,500
5.00%, 05/31/26	275,000	273,746
IHO Verwaltungs GmbH,
4.50%, 09/15/23 (a)(f)	250,000	244,375
4.75%, 09/15/26 (a)(f)	250,000	241,250
International Automotive Components Group SA, 9.13%, 06/01/18 (a)	275,000	268,125
J.B. Poindexter & Co., Inc., 9.00%, 04/01/22 (a)	400,000	420,000
Motors Liquidation Co., 7.40%, 09/01/25 (b)(c)(d)(e)	2,500,000	0
MPG Holdco I, Inc., 7.38%, 10/15/22	425,000	444,125
Tenneco, Inc., 5.00%, 07/15/26	50,000	49,062
TI Group Automotive Systems LLC, 8.75%, 07/15/23 (a)	375,000	391,875
ZF North America Capital, Inc., 4.75%, 04/29/25 (a)	300,000	305,250

		4,984,888

Building Materials 1.8%
Allegion plc, 5.88%, 09/15/23	125,000	132,500
Allegion US Holding Co., Inc., 5.75%, 10/01/21	225,000	235,125

Corporate Bonds (continued)

	Principal Amount	Market Value

Building Materials (continued)
American Builders & Contractors Supply Co., Inc.,
5.63%, 04/15/21 (a)	$275,000	$283,250
5.75%, 12/15/23 (a)	50,000	51,500
Beacon Roofing Supply, Inc., 6.38%, 10/01/23	125,000	133,360
HD Supply, Inc.,
5.25%, 12/15/21 (a)	250,000	263,750
5.75%, 04/15/24 (a)	350,000	369,495
Masonite International Corp., 5.63%, 03/15/23 (a)	100,000	103,250
NCI Building Systems, Inc., 8.25%, 01/15/23 (a)	375,000	405,000
Ply Gem Industries, Inc., 6.50%, 02/01/22	200,000	206,500
RSI Home Products, Inc., 6.50%, 03/15/23 (a)	600,000	627,000
Standard Industries, Inc., 6.00%, 10/15/25 (a)	175,000	184,187

		2,994,917

Cable Satellite 7.3%
Altice US Finance I Corp., 5.50%, 05/15/26 (a)	200,000	204,000
Cablevision Systems Corp., 5.88%, 09/15/22	275,000	268,125
CCO Holdings LLC,
5.13%, 02/15/23	250,000	256,875
5.75%, 09/01/23	225,000	235,125
5.75%, 01/15/24	775,000	809,875
5.38%, 05/01/25 (a)	125,000	128,750
5.75%, 02/15/26 (a)	450,000	465,750
5.50%, 05/01/26 (a)	175,000	178,500
Cequel Communications Holdings I LLC,
5.13%, 12/15/21 (a)	550,000	559,625
7.75%, 07/15/25 (a)	475,000	522,500
CSC Holdings LLC,
10.13%, 01/15/23 (a)	325,000	375,375
5.25%, 06/01/24	225,000	219,937
10.88%, 10/15/25 (a)	475,000	565,250
DISH DBS Corp.,
5.88%, 07/15/22	925,000	973,562
5.88%, 11/15/24	225,000	231,525
7.75%, 07/01/26	125,000	140,938
Intelsat Jackson Holdings SA,
7.50%, 04/01/21	450,000	343,125
5.50%, 08/01/23	600,000	404,280
8.00%, 02/15/24 (a)	450,000	462,375
Intelsat Luxembourg SA,
7.75%, 06/01/21	200,000	65,500
8.13%, 06/01/23	400,000	125,000

10

Statement of Investments (Continued)

December 31, 2016

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Cable Satellite (continued)
Sirius XM Radio, Inc.,
6.00%, 07/15/24 (a)	$725,000	$757,625
5.38%, 07/15/26 (a)	675,000	659,812
Unitymedia GmbH, 6.13%, 01/15/25 (a)	725,000	744,938
Unitymedia Hessen GmbH & Co. KG, 5.00%, 01/15/25 (a)	225,000	223,875
Virgin Media Finance plc,
6.00%, 10/15/24 (a)	200,000	206,000
5.75%, 01/15/25 (a)	75,000	75,188
Virgin Media Secured Finance plc,
5.25%, 01/15/26 (a)	825,000	814,687
5.50%, 08/15/26 (a)	375,000	374,063
Ziggo Bond Finance BV,
5.88%, 01/15/25 (a)	200,000	200,000
6.00%, 01/15/27 (a)	200,000	194,000
Ziggo Secured Finance BV, 5.50%, 01/15/27 (a)	500,000	487,400

		12,273,580

Chemicals 2.1%
Axalta Coating Systems LLC, 4.88%, 08/15/24 (a)	150,000	150,000
Compass Minerals International, Inc., 4.88%, 07/15/24 (a)	425,000	401,625
Eco Services Operations LLC, 8.50%, 11/01/22 (a)	325,000	345,313
Hexion, Inc.,
8.88%, 02/01/18	275,000	273,625
6.63%, 04/15/20	425,000	376,125
Huntsman International LLC, 5.13%, 11/15/22	400,000	408,000
Platform Specialty Products Corp., 6.50%, 02/01/22 (a)	1,250,000	1,259,375
PQ Corp., 6.75%, 11/15/22 (a)	125,000	133,750
W.R. Grace & Co.-Conn., 5.63%, 10/01/24 (a)	125,000	131,250

		3,479,063

Construction Machinery 0.1%
Cloud Crane LLC, 10.13%, 08/01/24 (a)	100,000	107,000
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25 (a)	125,000	127,500

		234,500

Consumer Cyclical Services 1.3%
Garda World Security Corp.,
7.25%, 11/15/21 (a)	400,000	372,000
7.25%, 11/15/21 (a)	375,000	348,750
Hearthside Group Holdings LLC, 6.50%, 05/01/22 (a)	700,000	695,625

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Cyclical Services (continued)
ServiceMaster Co. LLC (The),
7.10%, 03/01/18	$300,000	$312,750
5.13%, 11/15/24 (a)	250,000	253,750
7.45%, 08/15/27	175,000	184,188

		2,167,063

Consumer Products 2.2%
FGI Operating Co. LLC, 7.88%, 05/01/20	550,000	467,500
First Quality Finance Co., Inc., 4.63%, 05/15/21 (a)	750,000	742,500
Party City Holdings, Inc., 6.13%, 08/15/23 (a)	400,000	418,000
Prestige Brands, Inc.,
5.38%, 12/15/21 (a)	700,000	721,000
6.38%, 03/01/24 (a)	300,000	315,000
Scotts Miracle-Gro Co. (The), 5.25%, 12/15/26 (a)	50,000	50,000
Spectrum Brands, Inc.,
6.13%, 12/15/24	175,000	184,625
5.75%, 07/15/25	300,000	311,250
Springs Industries, Inc., 6.25%, 06/01/21	325,000	336,375
Tempur Sealy International, Inc., 5.50%, 06/15/26	150,000	150,750
Valvoline, Inc., 5.50%, 07/15/24 (a)	75,000	77,625

		3,774,625

Diversified Manufacturing 1.3%
Accudyne Industries Borrower, 7.75%, 12/15/20 (a)	375,000	312,188
Entegris, Inc., 6.00%, 04/01/22 (a)	525,000	546,000
Gardner Denver, Inc., 6.88%, 08/15/21 (a)	250,000	248,750
Milacron LLC, 7.75%, 02/15/21 (a)	325,000	333,937
WESCO Distribution, Inc.,
5.38%, 12/15/21	700,000	722,750
5.38%, 06/15/24 (a)	75,000	75,188

		2,238,813

Financial Institutions 3.2%
Ally Financial, Inc.,
4.13%, 02/13/22	750,000	743,437
5.75%, 11/20/25	1,075,000	1,072,313
Hub Holdings LLC, 8.13%, 07/15/19 (a)(f)	825,000	822,937
HUB International Ltd.,
9.25%, 02/15/21 (a)	50,000	51,750
7.88%, 10/01/21 (a)	625,000	660,256

11

Statement of Investments (Continued)

December 31, 2016

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Financial Institutions (continued)
Navient Corp.,
6.63%, 07/26/21	$50,000	$52,875
5.50%, 01/25/23	175,000	169,750
7.25%, 09/25/23	50,000	51,375
5.88%, 10/25/24	825,000	783,750
Quicken Loans, Inc., 5.75%, 05/01/25 (a)	975,000	948,188

		5,356,631

Food & Beverage 2.2%
Acosta, Inc., 7.75%, 10/01/22 (a)	925,000	777,000
AdvancePierre Foods Holdings, Inc., 5.50%, 12/15/24 (a)	125,000	126,173
Aramark Services, Inc.,
5.13%, 01/15/24	200,000	206,250
5.13%, 01/15/24 (a)	250,000	257,812
Lamb Weston Holdings, Inc., 4.88%, 11/01/26 (a)	275,000	272,078
Performance Food Group, Inc., 5.50%, 06/01/24 (a)	75,000	75,563
Post Holdings, Inc.,
7.75%, 03/15/24 (a)	150,000	166,500
8.00%, 07/15/25 (a)	600,000	672,000
5.00%, 08/15/26 (a)	700,000	670,250
US Foods, Inc., 5.88%, 06/15/24 (a)	450,000	465,750

		3,689,376

Food & Staples Retailing 0.0%†
Jitney-Jungle Stores of America, Inc., 10.38%, 09/15/07 (b)(c)(d)	100,000	0

Gaming 3.5%
Boyd Gaming Corp.,
6.88%, 05/15/23	425,000	456,875
6.38%, 04/01/26 (a)	175,000	188,475
Chester Downs & Marina LLC, 9.25%, 02/01/20 (a)	450,000	432,000
GLP Capital LP, 5.38%, 04/15/26	175,000	182,507
MGM Growth Properties Operating Partnership LP, 5.63%, 05/01/24 (a)	225,000	235,687
MGM Resorts International,
7.75%, 03/15/22	425,000	488,750
6.00%, 03/15/23	425,000	459,000
Mohegan Tribal Gaming Authority, 7.88%, 10/15/24 (a)	450,000	459,000
Penn National Gaming, Inc., 5.88%, 11/01/21	675,000	703,688
Pinnacle Entertainment, Inc., 5.63%, 05/01/24 (a)	475,000	476,187

Corporate Bonds (continued)

	Principal Amount	Market Value

Gaming (continued)
Rivers Pittsburgh Borrower LP, 6.13%, 08/15/21 (a)	$425,000	$434,563
Seminole Hard Rock Entertainment, Inc., 5.88%, 05/15/21 (a)	850,000	841,500
Seminole Tribe of Florida, Inc., 7.80%, 10/01/20 (a)	475,000	472,625

		5,830,857

Healthcare 10.2%
Acadia Healthcare Co., Inc.,
5.63%, 02/15/23	75,000	75,000
6.50%, 03/01/24	600,000	613,500
Air Medical Group Holdings, Inc., 6.38%, 05/15/23 (a)	625,000	600,000
Change Healthcare Holdings, Inc., 11.00%, 12/31/19	400,000	413,000
CHS/Community Health Systems, Inc.,
5.13%, 08/01/21	300,000	278,250
6.88%, 02/01/22	1,150,000	799,250
DaVita, Inc., 5.00%, 05/01/25	525,000	516,469
Envision Healthcare Corp.,
5.13%, 07/01/22 (a)	700,000	697,375
5.63%, 07/15/22	325,000	335,075
6.25%, 12/01/24 (a)	200,000	211,000
HCA, Inc.,
5.88%, 05/01/23	100,000	106,250
5.00%, 03/15/24	700,000	720,125
5.25%, 04/15/25	1,050,000	1,095,938
5.88%, 02/15/26	700,000	721,000
5.25%, 06/15/26	1,075,000	1,111,281
IASIS Healthcare LLC, 8.38%, 05/15/19	700,000	609,000
LifePoint Health, Inc.,
5.88%, 12/01/23	150,000	151,875
5.38%, 05/01/24 (a)	300,000	293,850
MEDNAX, Inc., 5.25%, 12/01/23 (a)	100,000	103,000
MPH Acquisition Holdings LLC, 7.13%, 06/01/24 (a)	1,000,000	1,052,600
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22 (a)	1,500,000	1,331,250
Sterigenics-Nordion Holdings LLC, 6.50%, 05/15/23 (a)	825,000	839,437
Sterigenics-Nordion Topco LLC, 8.13%, 11/01/21 (a)(f)	400,000	398,000
Surgical Care Affiliates, Inc., 6.00%, 04/01/23 (a)	550,000	567,875
Team Health, Inc., 7.25%, 12/15/23 (a)	500,000	568,750

12

Statement of Investments (Continued)

December 31, 2016

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Healthcare (continued)
Teleflex, Inc.,
5.25%, 06/15/24	$300,000	$307,875
4.88%, 06/01/26	50,000	49,500
Tenet Healthcare Corp.,
4.38%, 10/01/21	525,000	520,406
7.50%, 01/01/22 (a)	75,000	78,188
8.13%, 04/01/22	425,000	400,987
6.75%, 06/15/23	1,175,000	1,036,938
Vizient, Inc., 10.38%, 03/01/24 (a)	575,000	651,187

		17,254,231

Hotels Restaurants & Leisure 0.0%†
RHP Hotel Properties LP, 5.00%, 04/15/23	75,000	75,750

Independent Energy 6.2%
Antero Resources Corp.,
6.00%, 12/01/20	500,000	515,000
5.63%, 06/01/23	250,000	255,937
5.00%, 03/01/25 (a)	400,000	391,204
Callon Petroleum Co., 6.13%, 10/01/24 (a)	100,000	103,000
Carrizo Oil & Gas, Inc.,
7.50%, 09/15/20	350,000	362,250
6.25%, 04/15/23	225,000	230,625
Chesapeake Energy Corp.,
5.38%, 06/15/21	250,000	234,375
8.00%, 12/15/22 (a)	300,000	323,625
5.75%, 03/15/23	200,000	188,000
8.00%, 01/15/25 (a)	75,000	76,500
Continental Resources, Inc., 4.50%, 04/15/23	525,000	514,500
CrownRock LP, 7.75%, 02/15/23 (a)	125,000	135,000
Diamondback Energy, Inc., 4.75%, 11/01/24 (a)	125,000	122,500
EP Energy LLC,
7.75%, 09/01/22	50,000	40,500
6.38%, 06/15/23	200,000	158,000
8.00%, 11/29/24 (a)	175,000	188,072
Gulfport Energy Corp.,
6.63%, 05/01/23	200,000	209,000
6.00%, 10/15/24 (a)	100,000	101,750
6.38%, 05/15/25 (a)	150,000	151,905
Halcon Resources Corp., 8.63%, 02/01/20 (a)	275,000	286,000
Laredo Petroleum, Inc.,
5.63%, 01/15/22	200,000	201,500
7.38%, 05/01/22	175,000	181,344
6.25%, 03/15/23	125,000	129,375
Legacy Reserves LP, 6.63%, 12/01/21	100,000	68,495

Corporate Bonds (continued)

	Principal Amount	Market Value

Independent Energy (continued)
Northern Oil and Gas, Inc., 8.00%, 06/01/20	$550,000	$456,500
Oasis Petroleum, Inc.,
6.88%, 03/15/22	550,000	563,750
6.88%, 01/15/23	75,000	76,875
Parsley Energy LLC,
6.25%, 06/01/24 (a)	100,000	105,230
5.38%, 01/15/25 (a)	100,000	100,340
PDC Energy, Inc., 6.13%, 09/15/24 (a)	75,000	76,687
QEP Resources, Inc., 6.88%, 03/01/21	225,000	239,063
Range Resources Corp.,
5.00%, 08/15/22 (a)	100,000	99,375
4.88%, 05/15/25	448,000	434,000
Rice Energy, Inc.,
6.25%, 05/01/22	425,000	436,688
7.25%, 05/01/23	75,000	79,500
RSP Permian, Inc.,
6.63%, 10/01/22	225,000	237,937
5.25%, 01/15/25 (a)	200,000	201,000
SM Energy Co.,
6.50%, 11/15/21	50,000	51,000
6.50%, 01/01/23	100,000	101,625
5.00%, 01/15/24	325,000	306,313
5.63%, 06/01/25	150,000	144,750
6.75%, 09/15/26	50,000	51,500
Southwestern Energy Co., 4.10%, 03/15/22	500,000	472,400
Whiting Petroleum Corp.,
5.00%, 03/15/19	75,000	75,293
5.75%, 03/15/21	150,000	149,376
6.25%, 04/01/23	475,000	475,000
WPX Energy, Inc.,
7.50%, 08/01/20	50,000	53,750
8.25%, 08/01/23	125,000	139,688
5.25%, 09/15/24	100,000	97,000

		10,393,097

Industrial — Other 1.4%
Anixter, Inc., 5.50%, 03/01/23	250,000	259,375
Belden, Inc.,
5.50%, 09/01/22 (a)	575,000	592,250
5.25%, 07/15/24 (a)	225,000	226,125
Cleaver-Brooks, Inc., 8.75%, 12/15/19 (a)	275,000	286,344
Hillman Group, Inc. (The), 6.38%, 07/15/22 (a)	750,000	705,000
Unifrax I LLC, 7.50%, 02/15/19 (a)	300,000	298,500

		2,367,594

13

Statement of Investments (Continued)

December 31, 2016

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Leisure 0.5%
AMC Entertainment Holdings, Inc., 5.88%, 11/15/26 (a)	$175,000	$178,937
HRP Myrtle Beach Operations LLC, 7.38%, 04/01/12 (b)(c)(d)(g)(i)	675,000	0
Live Nation Entertainment, Inc., 4.88%, 11/01/24 (a)	125,000	125,312
Regal Entertainment Group,
5.75%, 03/15/22	75,000	78,563
5.75%, 02/01/25	450,000	456,750

		839,562

Media Entertainment 6.3%
AMC Networks, Inc., 5.00%, 04/01/24	375,000	376,875
CBS Radio, Inc., 7.25%, 11/01/24 (a)	250,000	262,500
Clear Channel Worldwide Holdings, Inc., Series B, 6.50%, 11/15/22	625,000	639,062
EMI Music Publishing Group North America Holdings, Inc., 7.63%, 06/15/24 (a)	500,000	540,000
Gray Television, Inc.,
5.13%, 10/15/24 (a)	150,000	145,125
5.88%, 07/15/26 (a)	350,000	347,375
iHeartCommunications, Inc., 9.00%, 03/01/21	425,000	314,500
Lamar Media Corp.,
5.38%, 01/15/24	150,000	155,250
5.75%, 02/01/26	50,000	52,625
LIN Television Corp., 5.88%, 11/15/22	600,000	609,000
Match Group, Inc.,
6.75%, 12/15/22	600,000	633,000
6.38%, 06/01/24	50,000	52,750
McGraw-Hill Global Education Holdings LLC, 7.88%, 05/15/24 (a)	225,000	226,687
Nexstar Broadcasting, Inc., 6.13%, 02/15/22 (a)	325,000	336,375
Nexstar Escrow Corp., 5.63%, 08/01/24 (a)	375,000	372,188
Nielsen Finance LLC, 5.00%, 04/15/22 (a)	700,000	713,125
Outfront Media Capital LLC, 5.88%, 03/15/25	300,000	314,250
Radio One, Inc.,
9.25%, 02/15/20 (i)	350,000	317,625
7.38%, 04/15/22 (a)	450,000	445,500
Sinclair Television Group, Inc.,
5.63%, 08/01/24 (a)	775,000	792,438
5.88%, 03/15/26 (a)	150,000	150,375
5.13%, 02/15/27 (a)	100,000	95,000

Corporate Bonds (continued)

	Principal Amount	Market Value

Media Entertainment (continued)
Southern Graphics, Inc., 8.38%, 10/15/20 (a)	$825,000	$837,375
TEGNA, Inc.,
6.38%, 10/15/23	525,000	555,529
5.50%, 09/15/24 (a)	50,000	50,500
Townsquare Media, Inc., 6.50%, 04/01/23 (i)	400,000	382,000
Tribune Media Co., 5.88%, 07/15/22	825,000	838,406
WMG Acquisition Corp.,
5.00%, 08/01/23 (a)	50,000	50,250
4.88%, 11/01/24 (a)	100,000	99,500

		10,705,185

Metals & Mining 2.0%
ArcelorMittal, 6.13%, 06/01/25	600,000	657,000
Freeport-McMoRan, Inc.,
3.88%, 03/15/23	450,000	412,875
5.40%, 11/14/34	875,000	735,000
HudBay Minerals, Inc.,
7.25%, 01/15/23 (a)	50,000	51,750
7.63%, 01/15/25 (a)	125,000	129,922
Steel Dynamics, Inc.,
5.13%, 10/01/21	50,000	52,147
6.38%, 08/15/22	125,000	130,312
5.25%, 04/15/23	75,000	78,562
5.50%, 10/01/24	350,000	371,000
5.00%, 12/15/26 (a)	50,000	49,813
Teck Resources Ltd.,
8.50%, 06/01/24 (a)	250,000	288,125
6.13%, 10/01/35	325,000	316,063
6.00%, 08/15/40	75,000	71,250

		3,343,819

Midstream 7.0%
AmeriGas Finance LLC, 7.00%, 05/20/22	29,000	30,522
AmeriGas Partners LP,
5.63%, 05/20/24	175,000	178,937
5.50%, 05/20/25	300,000	303,000
5.88%, 08/20/26	500,000	507,500
Antero Midstream Partners LP, 5.38%, 09/15/24 (a)	225,000	227,250
Cheniere Corpus Christi Holdings LLC,
7.00%, 06/30/24 (a)	175,000	189,438
5.88%, 03/31/25 (a)	275,000	280,585
Energy Transfer Equity LP,
5.88%, 01/15/24	700,000	722,750
5.50%, 06/01/27	200,000	195,000
Ferrellgas LP,
6.50%, 05/01/21	100,000	99,500

14

Statement of Investments (Continued)

December 31, 2016

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Midstream (continued)
Ferrellgas LP, (continued)
6.75%, 01/15/22	$800,000	$790,000
6.75%, 06/15/23	150,000	147,375
Hiland Partners LP, 5.50%, 05/15/22 (a)	100,000	104,459
Holly Energy Partners LP,
6.50%, 03/01/20	500,000	516,250
6.00%, 08/01/24 (a)	250,000	260,625
MPLX LP,
4.88%, 12/01/24	225,000	231,681
4.88%, 06/01/25	350,000	359,852
Regency Energy Partners LP,
5.50%, 04/15/23	225,000	232,312
4.50%, 11/01/23	300,000	304,418
Sabine Pass Liquefaction LLC,
5.63%, 02/01/21	275,000	294,250
5.63%, 04/15/23	250,000	265,625
5.63%, 03/01/25	550,000	588,500
5.00%, 03/15/27 (a)	250,000	252,188
Suburban Propane Partners LP,
7.38%, 08/01/21	92,000	95,220
5.50%, 06/01/24	800,000	810,000
Summit Midstream Holdings LLC,
7.50%, 07/01/21	150,000	157,500
5.50%, 08/15/22	575,000	560,625
Targa Pipeline Partners LP, 5.88%, 08/01/23 (c)	175,000	171,500
Targa Resources Partners LP,
5.13%, 02/01/25 (a)	150,000	148,875
5.38%, 02/01/27 (a)	325,000	321,750
Tesoro Logistics LP,
6.13%, 10/15/21	175,000	183,750
6.25%, 10/15/22	625,000	662,500
6.38%, 05/01/24	225,000	240,750
5.25%, 01/15/25	125,000	127,656
Western Refining Logistics LP, 7.50%, 02/15/23	425,000	459,000
Williams Cos., Inc. (The), 4.55%, 06/24/24	325,000	322,563
Williams Partners LP, 4.88%, 03/15/24	500,000	504,891

		11,848,597

Oil Field Services 0.7%
CGG SA, 6.88%, 01/15/22	200,000	92,000
Precision Drilling Corp., 7.75%, 12/15/23 (a)	175,000	184,625
Tervita Escrow Corp., 7.63%, 12/01/21 (a)	200,000	204,000
Weatherford International LLC, 6.80%, 06/15/37	75,000	61,500

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil Field Services (continued)
Weatherford International Ltd.,
8.25%, 06/15/23	$275,000	$279,813
9.88%, 02/15/24 (a)	50,000	53,281
7.00%, 03/15/38	300,000	249,750

		1,124,969

Packaging 5.0%
ARD Finance SA, 7.13%, 09/15/23 (a)(f)	375,000	370,312
Ardagh Packaging Finance plc,
6.00%, 06/30/21 (a)	250,000	254,375
4.63%, 05/15/23 (a)	200,000	198,376
7.25%, 05/15/24 (a)	1,000,000	1,053,750
Ball Corp., 5.25%, 07/01/25	550,000	574,750
Berry Plastics Corp.,
5.50%, 05/15/22	675,000	702,000
6.00%, 10/15/22	75,000	79,313
5.13%, 07/15/23	450,000	457,875
BWAY Holding Co., 9.13%, 08/15/21 (a)	875,000	923,125
Multi-Color Corp., 6.13%, 12/01/22 (a)	575,000	600,875
Owens-Brockway Glass Container, Inc.,
5.88%, 08/15/23 (a)	50,000	52,125
5.38%, 01/15/25 (a)	400,000	403,000
6.38%, 08/15/25 (a)	75,000	79,125
Pactiv LLC, 7.95%, 12/15/25	225,000	238,500
Reynolds Group Issuer, Inc.,
5.75%, 10/15/20	375,000	386,719
8.25%, 02/15/21	260,095	268,548
7.00%, 07/15/24 (a)	500,000	531,562
Sealed Air Corp., 4.88%, 12/01/22 (a)	375,000	385,313
Signode Industrial Group Lux SA, 6.38%, 05/01/22 (a)	850,000	847,875

		8,407,518

Paper 0.3%
Clearwater Paper Corp., 5.38%, 02/01/25 (a)	550,000	544,500

Pharmaceuticals 3.5%
Endo Finance LLC,
6.00%, 07/15/23 (a)	475,000	416,219
6.50%, 02/01/25 (a)	525,000	439,687
Grifols Worldwide Operations Ltd., 5.25%, 04/01/22	500,000	517,500
Jaguar Holding Co. II, 6.38%, 08/01/23 (a)	1,300,000	1,391,000

15

Statement of Investments (Continued)

December 31, 2016

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals (continued)
Mallinckrodt International Finance SA,
4.75%, 04/15/23	$550,000	$478,500
5.63%, 10/15/23 (a)	125,000	116,563
5.50%, 04/15/25 (a)	575,000	514,625
Quintiles IMS, Inc., 5.00%, 10/15/26 (a)	275,000	275,687
Valeant Pharmaceuticals International,
7.25%, 07/15/22 (a)	125,000	102,188
5.50%, 03/01/23 (a)	325,000	243,750
5.88%, 05/15/23 (a)	650,000	490,750
6.13%, 04/15/25 (a)	1,325,000	995,406

		5,981,875

Refining 0.9%
CVR Refining LLC, 6.50%, 11/01/22	600,000	595,500
Northern Tier Energy LLC, 7.13%, 11/15/20	300,000	311,625
Tesoro Corp.,
5.38%, 10/01/22	150,000	155,625
5.13%, 04/01/24	325,000	332,313
5.13%, 12/15/26 (a)	75,000	75,855

		1,470,918

Restaurants 0.9%
1011778 BC ULC, 6.00%, 04/01/22 (a)	925,000	966,625
KFC Holding Co.,
5.00%, 06/01/24 (a)	75,000	76,594
5.25%, 06/01/26 (a)	125,000	126,875
Yum Brands, Inc., 3.88%, 11/01/23	300,000	287,250

		1,457,344

Retailers 1.4%
Hanesbrands, Inc., 4.88%, 05/15/26 (a)	125,000	122,187
JC Penney Corp., Inc., 5.88%, 07/01/23 (a)	175,000	180,469
Michaels Stores, Inc., 5.88%, 12/15/20 (a)	325,000	334,750
Neiman Marcus Group Ltd. LLC, 8.75%, 10/15/21 (a)(f)	150,000	106,125
PetSmart, Inc., 7.13%, 03/15/23 (a)	1,000,000	1,020,000
Rite Aid Corp., 6.13%, 04/01/23 (a)	425,000	456,875
Sally Holdings LLC, 5.63%, 12/01/25	75,000	78,000

		2,298,406

Corporate Bonds (continued)

	Principal Amount	Market Value

Supermarkets 0.4%
Albertsons Cos. LLC,
6.63%, 06/15/24 (a)	$350,000	$364,875
5.75%, 03/15/25 (a)	400,000	396,000

		760,875

Technology 10.1%
Advanced Micro Devices, Inc., 7.00%, 07/01/24	50,000	51,875
BMC Software Finance, Inc., 8.13%, 07/15/21 (a)	950,000	887,656
CDW LLC, 5.50%, 12/01/24	575,000	587,937
CommScope Technologies Finance LLC, 6.00%, 06/15/25 (a)	475,000	503,500
Diamond 1 Finance Corp.,
5.88%, 06/15/21 (a)	100,000	106,393
7.13%, 06/15/24 (a)	675,000	749,370
First Data Corp.,
7.00%, 12/01/23 (a)	975,000	1,038,375
5.75%, 01/15/24 (a)	1,150,000	1,186,662
Inception Merger Sub, Inc., 8.63%, 11/15/24 (a)	725,000	767,376
Infor Software Parent LLC, 7.13%, 05/01/21 (a)(f)	800,000	824,000
Infor US, Inc., 6.50%, 05/15/22	925,000	964,312
Informatica LLC, 7.13%, 07/15/23 (a)	725,000	692,375
Micron Technology, Inc.,
5.25%, 08/01/23 (a)	175,000	175,656
5.25%, 01/15/24 (a)	150,000	149,250
5.50%, 02/01/25	175,000	174,125
Microsemi Corp., 9.13%, 04/15/23 (a)	275,000	320,375
MSCI, Inc.,
5.25%, 11/15/24 (a)	125,000	131,250
5.75%, 08/15/25 (a)	125,000	132,812
4.75%, 08/01/26 (a)	125,000	124,375
NCR Corp.,
4.63%, 02/15/21	200,000	203,600
5.88%, 12/15/21	50,000	52,375
5.00%, 07/15/22	525,000	535,500
6.38%, 12/15/23	200,000	215,000
Nuance Communications, Inc.,
5.38%, 08/15/20 (a)	450,000	462,938
6.00%, 07/01/24 (a)	300,000	309,750
5.63%, 12/15/26 (a)	625,000	614,531
PTC, Inc., 6.00%, 05/15/24	125,000	131,875
Qorvo, Inc., 7.00%, 12/01/25	325,000	359,938

16

Statement of Investments (Continued)

December 31, 2016

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Technology (continued)
Riverbed Technology, Inc., 8.88%, 03/01/23 (a)	$375,000	$395,625
RP Crown Parent LLC, 7.38%, 10/15/24 (a)	450,000	466,875
Sabre GLBL, Inc.,
5.38%, 04/15/23 (a)	300,000	306,000
5.25%, 11/15/23 (a)	100,000	102,687
Sensata Technologies BV, 5.00%, 10/01/25 (a)	200,000	196,000
Sensata Technologies UK Financing Co. plc, 6.25%, 02/15/26 (a)	225,000	235,125
Solera LLC, 10.50%, 03/01/24 (a)	675,000	759,375
Sophia LP, 9.00%, 09/30/23 (a)	450,000	478,125
SS&C Technologies Holdings, Inc., 5.88%, 07/15/23	350,000	362,688
Syniverse Holdings, Inc., 9.13%, 01/15/19	225,000	196,875
VeriSign, Inc., 5.25%, 04/01/25	250,000	256,250
Versum Materials, Inc., 5.50%, 09/30/24 (a)	150,000	153,375
Zebra Technologies Corp., 7.25%, 10/15/22	675,000	734,063

		17,096,244

Transportation Services 1.1%
Avis Budget Car Rental LLC,
5.50%, 04/01/23	150,000	147,375
6.38%, 04/01/24 (a)	600,000	599,250
5.25%, 03/15/25 (a)	100,000	93,250
Hertz Corp. (The),
6.25%, 10/15/22	900,000	843,750
5.50%, 10/15/24 (a)	175,000	152,906

		1,836,531

Utility — Electric 2.0%
Calpine Corp.,
5.88%, 01/15/24 (a)	175,000	182,437
5.75%, 01/15/25	850,000	820,250
Enviva Partners LP,
8.50%, 11/01/21 (a)	475,000	495,188
FPL Energy National Wind Portfolio LLC, 6.13%, 03/25/19 (c)(i)	11,439	11,439
NRG Energy, Inc.,
6.63%, 03/15/23	200,000	200,500
6.25%, 05/01/24	900,000	875,250
7.25%, 05/15/26 (a)	150,000	149,250
6.63%, 01/15/27 (a)	250,000	236,250

Corporate Bonds (continued)

	Principal Amount	Market Value

Utility — Electric (continued)
TerraForm Power Operating LLC,
6.38%, 02/01/23 (a)(h)	$250,000	$253,125
6.63%, 06/15/25 (a)(h)	200,000	207,000

		3,430,689

Wireless Communications 4.5%
Altice Luxembourg SA,
7.75%, 05/15/22 (a)	275,000	293,563
7.63%, 02/15/25 (a)	725,000	761,250
SFR Group SA, 7.38%, 05/01/26 (a)	1,025,000	1,050,625
Sprint Capital Corp., 6.88%, 11/15/28	450,000	444,375
Sprint Corp.,
7.88%, 09/15/23	1,350,000	1,441,125
7.13%, 06/15/24	975,000	1,004,250
7.63%, 02/15/25	225,000	236,531
T-Mobile USA, Inc.,
6.63%, 11/15/20	375,000	383,437
6.63%, 04/28/21	50,000	52,188
6.73%, 04/28/22	50,000	52,250
6.63%, 04/01/23	850,000	901,000
6.84%, 04/28/23	175,000	187,469
6.38%, 03/01/25	600,000	641,250
6.50%, 01/15/26	125,000	135,156

		7,584,469

Wireline Communications 0.5%
Level 3 Communications, Inc., 5.75%, 12/01/22	161,000	165,428
Level 3 Financing, Inc.,
5.38%, 01/15/24	200,000	202,000
5.38%, 05/01/25	450,000	459,000

		826,428

Total Corporate Bonds (cost $157,378,484)		158,474,539

Total Investments (cost $157,378,484) (j) — 94.0%		158,474,539
Other assets in excess of liabilities — 6.0%		10,182,675

NET ASSETS — 100.0%		$168,657,214

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2016 was $84,983,537 which represents 50.39% of net assets.

17

Statement of Investments (Continued)

December 31, 2016

Federated NVIT High Income Bond Fund (Continued)

(b)	Fair valued security.

(c)	Illiquid security (unaudited).

(d)	Security in default.

(e)	Restricted security.

(f)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.

(g)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2016. The maturity date represents the actual maturity date.

(h)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2016.

(i)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed illiquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2016 was $711,064 which represents 0.42% of net assets.
(j)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

BV	Private Limited Liability Company

GmbH	Limited Liability Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

plc	Public Limited Company

SA	Stock Company

ULC	Unlimited Liability Company

At December 31, 2016, the Fund’s open swap contracts were as follows (Note 2):

Centrally cleared credit default swaps on credit indices — sell protection1

Reference Entity	Fixed Annual Rate Received by Fund	Notional Amount[2]	Implied Credit Spread as of December 31, 2016[3]	Termination Date	Upfront Premium (Received)/Paid[4]	Unrealized Appreciation/ (Depreciation)
Markit CDX North America High Yield Index Series 26	5.00%	$4,000,000	3.228%	06/20/21	$177,021	$106,968
Markit CDX North America High Yield Index Series 27	5.00	2,000,000	3.542	12/20/21	126,643	108

					$303,664	$107,076

CDX Credit Default Swap Index

1	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and the Fund is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.
2	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
3

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make a payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be

18

Statement of Investments (Continued)

December 31, 2016

Federated NVIT High Income Bond Fund (Continued)

obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
4	Upfront premiums generally related to payments paid at the initiation of the swap agreement to compensate for differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

The accompanying notes are an integral part of these financial statements.

19

Statement of Assets and Liabilities

December 31, 2016

Federated NVIT High Income Bond Fund
Assets:
Investments, at value (cost $157,378,484)	$158,474,539
Cash	7,312,851
Cash pledged for centrally cleared credit default swaps	280,150
Interest receivable	2,666,158
Receivable for investments sold	490
Receivable for capital shares issued	162,901
Receivable for variation margin on centrally cleared credit default swap contracts	11,923
Reimbursement from investment adviser (Note 3)	1,589
Prepaid expenses	320

Total Assets	168,910,921

Liabilities:
Payable for investments purchased	79,709
Payable for capital shares redeemed	7,671
Accrued expenses and other payables:
Investment advisory fees	91,155
Fund administration fees	9,695
Administrative servicing fees	24,639
Accounting and transfer agent fees	1,479
Custodian fees	976
Compliance program costs (Note 3)	173
Professional fees	24,155
Printing fees	7,396
Other	6,659

Total Liabilities	253,707

Net Assets	$168,657,214

Represented by:
Capital	$171,655,944
Accumulated undistributed net investment income	655,941
Accumulated net realized losses from investments and swap transactions	(4,857,802)
Net unrealized appreciation/(depreciation) from investments	1,096,055
Net unrealized appreciation/(depreciation) from swap contracts (Note 2)	107,076

Net Assets	$168,657,214

Net Assets:
Class I Shares	$167,518,400
Class Y Shares	1,138,814

Total	$168,657,214

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	25,650,759
Class Y Shares	174,413

Total	25,825,172

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$6.53
Class Y Shares	$6.53

The accompanying notes are an integral part of these financial statements.

20

Statement of Operations

For the Year Ended December 31, 2016

Federated NVIT High Income Bond Fund
INVESTMENT INCOME:
Interest income	$10,385,496
Dividend income	117,006

Total Income	10,502,502

EXPENSES:
Investment advisory fees	1,070,790
Fund administration fees	114,214
Administrative servicing fees Class I Shares	247,590
Professional fees	48,132
Printing fees	15,262
Trustee fees	4,851
Custodian fees	7,799
Accounting and transfer agent fees	9,217
Compliance program costs (Note 3)	703
Other	13,332

Total expenses before and expenses reimbursed	1,531,890

Expenses reimbursed by adviser (Note 3)	(22,594)

Net Expenses	1,509,296

NET INVESTMENT INCOME	8,993,206

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(3,649,156)
Net realized gains from swap transactions (Note 2)	406,147

Net realized losses from investments and swap transactions	(3,243,009)

Net change in unrealized appreciation/(depreciation) from investments	16,421,237
Net change in unrealized appreciation/(depreciation) from swap contracts (Note 2)	107,076

Net change in unrealized appreciation/(depreciation) from investments and swap contracts	16,528,313

Net realized/unrealized gains from investments and swap contracts	13,285,304

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$22,278,510

The accompanying notes are an integral part of these financial statements.

21

Statements of Changes in Net Assets

	Federated NVIT High Income Bond Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$8,993,206	$8,674,820
Net realized losses from investments and swap transactions	(3,243,009)	(1,409,330)
Net change in unrealized appreciation/(depreciation) from investments and swap contracts	16,528,313	(11,614,872)

Change in net assets resulting from operations	22,278,510	(4,349,382)

Distributions to Shareholders From:
Net investment income:
Class I	(9,115,988)	(8,532,693)
Class Y	(62,890)	(31,012)
Net realized gains:
Class I	–	(1,387,348)
Class Y	–	(3,827)

Change in net assets from shareholder distributions	(9,178,878)	(9,954,880)

Change in net assets from capital transactions	4,969,167	14,116,504

Change in net assets	18,068,799	(187,758)

Net Assets:
Beginning of year	150,588,415	150,776,173

End of year	$168,657,214	$150,588,415

Accumulated undistributed net investment income at end of year	$655,941	$695,165

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$78,591,263	$76,053,367
Dividends reinvested	9,115,988	9,920,041
Cost of shares redeemed	(83,245,654)	(72,079,450)

Total Class I Shares	4,461,597	13,893,958

Class Y Shares
Proceeds from shares issued	546,853	248,705
Dividends reinvested	62,890	34,839
Cost of shares redeemed	(102,173)	(60,998)

Total Class Y Shares	507,570	222,546

Change in net assets from capital transactions	$4,969,167	$14,116,504

22

Statements of Changes in Net Assets (Continued)

	Federated NVIT High Income Bond Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	12,438,034	11,331,304
Reinvested	1,394,391	1,617,915
Redeemed	(12,994,154)	(10,747,797)

Total Class I Shares	838,271	2,201,422

Class Y Shares
Issued	85,245	37,936
Reinvested	9,636	5,714
Redeemed	(16,067)	(9,047)

Total Class Y Shares	78,814	34,603

Total change in shares	917,085	2,236,025

Amounts designated as “–“are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

23

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Federated NVIT High Income Bond Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Year Ended December 31, 2016	$6.05	0.35	0.51	0.86	(0.38)	–	(0.38)	–	$6.53	14.16%		$167,518,400	0.91%	5.42%	0.92%	44.05%
Year Ended December 31, 2015	$6.65	0.36	(0.54)	(0.18)	(0.36)	(0.06)	(0.42)	–	$6.05	(2.61%	)	$150,010,604	0.93%	5.44%	0.94%	47.97%
Year Ended December 31, 2014	$6.91	0.39	(0.22)	0.17	(0.43)	–	(0.43)	–	$6.65	2.55%		$150,370,619	0.95%	5.52%	0.95%	41.82%
Year Ended December 31, 2013	$6.90	0.44	0.05	0.49	(0.48)	–	(0.48)	–	$6.91	7.07%		$54,496,968	0.95%	6.18%	0.95%	36.66%
Year Ended December 31, 2012	$6.54	0.50	0.45	0.95	(0.59)	–	(0.59)	–	$6.90	14.56%		$69,007,867	0.93%	7.10%	0.93%	44.83%

Class Y Shares
Year Ended December 31, 2016	$6.04	0.36	0.52	0.88	(0.39)	–	(0.39)	–	$6.53	14.52%		$1,138,814	0.76%	5.57%	0.77%	44.05%
Year Ended December 31, 2015	$6.65	0.38	(0.56)	(0.18)	(0.37)	(0.06)	(0.43)	–	$6.04	(2.61%	)	$577,811	0.78%	5.61%	0.79%	47.97%
Period Ended December 31, 2014(f)	$6.98	0.26	(0.31)	(0.05)	(0.28)	–	(0.28)	–	$6.65	(0.59%	)	$405,554	0.80%	5.65%	0.80%	41.82%

Amounts designated as “–” are zero or have been rounded to zero

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

24

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Federated NVIT High Income Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Flexible Fixed Income and Moderate Growth Funds.

The Fund currently offers Class I and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

25

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

26

Notes to Financial Statements (Continued)

December 31, 2016

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds
Aerospace & Defense	$—	$1,801,625	$—	$1,801,625
Automotive	—	4,984,888	—	4,984,888
Building Materials	—	2,994,917	—	2,994,917
Cable Satellite	—	12,273,580	—	12,273,580
Chemicals	—	3,479,063	—	3,479,063
Construction Machinery	—	234,500	—	234,500
Consumer Cyclical Services	—	2,167,063	—	2,167,063
Consumer Products	—	3,774,625	—	3,774,625
Diversified Manufacturing	—	2,238,813	—	2,238,813
Financial Institutions	—	5,356,631	—	5,356,631
Food & Beverage	—	3,689,376	—	3,689,376
Food & Staples Retailing	—	—	—	—
Gaming	—	5,830,857	—	5,830,857
Healthcare	—	17,254,231	—	17,254,231
Hotels Restaurants & Leisure	—	75,750	—	75,750
Independent Energy	—	10,393,097	—	10,393,097
Industrial — Other	—	2,367,594	—	2,367,594
Leisure	—	839,562	—	839,562
Media Entertainment	—	10,705,185	—	10,705,185
Metals & Mining	—	3,343,819	—	3,343,819
Midstream	—	11,848,597	—	11,848,597
Oil Field Services	—	1,124,969	—	1,124,969
Packaging	—	8,407,518	—	8,407,518
Paper	—	544,500	—	544,500
Pharmaceuticals	—	5,981,875	—	5,981,875
Refining	—	1,470,918	—	1,470,918
Restaurants	—	1,457,344	—	1,457,344
Retailers	—	2,298,406	—	2,298,406
Supermarkets	—	760,875	—	760,875
Technology	—	17,096,244	—	17,096,244
Transportation Services	—	1,836,531	—	1,836,531
Utility — Electric	—	3,430,689	—	3,430,689
Wireless Communications	—	7,584,469	—	7,584,469
Wireline Communications	—	826,428	—	826,428
Total Corporate Bonds	$—	$158,474,539	$—	$158,474,539
Swap Contracts*	—	107,076	—	107,076
Total	$—	$158,581,615	$—	$158,581,615

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	Centrally cleared credit default swap contracts are included in the table at unrealized appreciation/(depreciation).

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

27

Notes to Financial Statements (Continued)

December 31, 2016

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Common Stock	Corporate Bonds	Total
Balance as of 12/31/15	$4,209	$—	$4,209
Accrued Accretion/(Amortization)	—	—	—
Realized Gain/(Loss)	—	—	—
Change in Net Appreciation/(Depreciation)	3,291	—	3,291
Purchases*	—	—	—
Sales	(7,500)	—	(7,500)
Transfers Into Level 3	—	—	—
Transfers Out of Level 3	—	—	—
Balance as of 12/31/16	$—	$—	$—
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held as of 12/31/16**	$—	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

**	Included in the Statement of Operations under “Net change in unrealized appreciation/(depreciation) from investments.”

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Swap Contracts

Credit Default Swaps. The Fund entered into credit default swap contracts during the year ended December 31, 2016. Credit default swap contracts are either privately negotiated agreements between the Fund and a counterparty or traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty.

The Fund used credit default swap contracts to expose the Fund’s cash holdings to the investment characteristics and performance of the high-yield bond market while maintaining liquidity to satisfy shareholder activity. The Fund segregates liquid assets to cover its obligations under its credit default swap contracts. Upfront premiums paid at the beginning of the initiation period are included in the Statement of Assets and Liabilities under “Variation margin payable/receivable on centrally cleared credit default swap contracts” for centrally cleared swaps. These upfront premiums are amortized and accredited daily and are recorded as realized gains or losses on the Statement of Operations upon maturity or termination of the credit default swap contract.

As the protection seller in a credit default swap contract, the Fund receives from the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, the Fund is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, if no credit event or default (or similar event) occurs, the Fund keeps the stream of payments and would have no payment of obligations.

If a credit event or default (or similar event) occurs, the Fund either (i) pays to the counterparty an amount equal to the notional amount of the swap and takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pays the counterparty a net settlement amount in the form of cash or securities to the notional amount of the swap and the recovery value of the referenced obligation or underlying securities comprising the referenced index. By selling a credit default swap contract, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

28

Notes to Financial Statements (Continued)

December 31, 2016

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices include high-yield securities. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on the name’s weight in the index. For most indices, each name has an equal weight in the index. The composition of the indices changes periodically. The use of credit default swaps on indices is often less expensive than it would be to buy many issuer-specific credit default swaps to achieve a similar effect.

Credit default swaps are marked-to-market daily based on valuations from independent pricing services. Credit default swaps are generally categorized as Level 2 investments within the hierarchy.

Implied credit spreads are utilized in determining the market value of credit default swap agreements on credit indices and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Implied credit spreads utilized in valuing the Fund’s investments as of December 31, 2016 are disclosed in the Statement of Investments. The implied credit spread of a particular referenced entity reflects the cost of selling protection on such entity’s debt, and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting value serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as credit derivatives. In a centrally cleared credit default swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Statement of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared credit default swaps. The daily change in valuation of centrally cleared credit default swaps is recorded as a receivable or payable for variation margin on centrally cleared credit default swap contracts in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

The Fund’s swap agreements are disclosed in the Statement of Assets and Liabilities under “Swap contracts, at value” and in the Statement of Operations under “Net realized gains/losses from swap transactions” and “Net change in unrealized appreciation/(depreciation) from swap contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Swap Contracts(a)
Credit risk	Swap contracts, at value	$107,076
Total		$107,076

(a)	Centrally cleared credit default swap contracts are included in the table at unrealized appreciation/(depreciation). For centrally cleared credit default swaps, only the variation margin on swap contracts is reported in the Statement of Assets and Liabilities.

29

Notes to Financial Statements (Continued)

December 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

Realized Gain/(Loss):	Total
Swap Contracts
Credit risk	$406,147
Total	$406,147

For the year ended December 31, 2016, the average amounts of outstanding derivative financial instruments held by the Fund were as follows.

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Swap Contracts
Credit risk	$107,076
Total	$107,076

The following tables provide a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Centrally Cleared Credit Default Swaps:
Average Notional Balance — Sell Protection (a)	$7,250,000

(a)	The Fund entered into centrally cleared credit default swaps from March 3, 2016 through May 23, 2016 and again from July 13, 2016 through December 31, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.” At December 31, 2016, the centrally cleared credit default swaps agreement does not provide for a netting arrangement.

(c)	Restricted Securities

At December 31, 2016, the Fund owned restricted illiquid investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Trustees. The acquisition dates of these investments, their costs, and their values at December 31, 2016 were as follows:

	Coupon	Maturity Date	Principal Amount	Acquisition Date	Cost	Market Value	% of Net Assets
Motors Liquidation Co.	7.40%	9/1/2025	$2,500,000	4/21/2011	$—	$—	0.00%
HRP Myrtle Beach Operations LLC	0.00%	4/1/2012	575,000	3/23/2006	575,000	—	0.00%
HRP Myrtle Beach Operations LLC	0.00%	4/1/2012	100,000	10/29/2007	99,170	—	0.00%
Radio One, Inc.	9.25%	2/15/2020	200,000	1/29/2014	200,000	181,500	0.11%
Radio One, Inc.	9.25%	2/15/2020	100,000	2/19/2014	104,642	90,750	0.05%
Radio One, Inc.	9.25%	2/15/2020	50,000	3/6/2014	52,379	45,375	0.03%
Townsquare Media, Inc.	6.50%	4/1/2023	300,000	3/24/2015	300,000	286,500	0.17%
Townsquare Media, Inc.	6.50%	4/1/2023	100,000	3/4/2016	95,455	95,500	0.06%
FPL Energy National Wind Portfolio LLC	6.13%	3/25/2019	8,654	2/16/2005	8,654	8,654	0.00%
FPL Energy National Wind Portfolio LLC	6.13%	3/25/2019	2,785	5/27/2009	2,631	2,785	0.00%
Total					$1,437,931	$711,064	0.42%

Amounts designated as “—” are zero or have been rounded to zero.

30

Notes to Financial Statements (Continued)

December 31, 2016

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to treatment of notional principal contracts. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Losses from Investments and Swap Transactions
$(9,083)	$146,448	$(137,365)

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax

31

Notes to Financial Statements (Continued)

December 31, 2016

positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.   Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Federated Investment Management Company (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $50 million	0.75%
$50 million up to $250 million	0.60%
$250 million up to $500 million	0.55%
$500 million and more	0.50%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before expense reimbursements was 0.64%, and after expense reimbursements was 0.63%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.76% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

32

Notes to Financial Statements (Continued)

December 31, 2016

As of December 31, 2016, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Period Ended December 31, 2015 Amount(a)	Fiscal Year 2016 Amount	Total
$23,560	$22,594	$46,154

(a)	For the period from May 1, 2015 through December 31, 2015.

During the year ended December 31, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $114,214 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $703.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% for Class I shares, for a total amount of $247,590.

4.   Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of

33

Notes to Financial Statements (Continued)

December 31, 2016

0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.   Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $68,111,199 and sales of $68,666,463 (excluding short-term securities).

6.   Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Low Quality/High Yield Securities

Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

7.   Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.   New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

34

Notes to Financial Statements (Continued)

December 31, 2016

9.   Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,178,878	$—	$9,178,878	$—	$9,178,878

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,563,911	$1,390,969	$9,954,880	$—	$9,954,880

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$753,933	$—	$753,933	$(4,845,927)	$1,093,264	$(2,998,730)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$157,390,359	$5,672,400	$(4,588,220)	$1,084,180

As of December 31, 2016, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$4,845,927	Unlimited

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Federated NVIT High Income Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Federated NVIT High Income Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian, broker, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

36

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

37

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

38

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

39

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

40

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

41

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

42

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

43

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

44

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

45

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

46

Annual Report

December 31, 2016

NVIT Multi Sector Bond Fund

AR-MSB 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Multi Sector Bond Fund

For the annual period ended December 31, 2016, the NVIT Multi Sector Bond Fund (Class I) returned 8.65% versus 5.49% for its blended benchmark, 60% Citigroup US Broad Investment-Grade Bond Index, 15% Citigroup US High-Yield Market Index, 15% Citigroup World Government Bond Index (WGBI) (Unhedged) and 10% JPMorgan Emerging Market Bond Index (EMBI). For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of General Bond Funds (consisting of 48 funds as of December 31, 2016) was 6.04% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Our overweight to the High Yield sector was the biggest contributor to returns on a relative basis for the year as the asset class rebounded from a tough 2015 to return over 17% during 2016. Assisting the strength of the asset class was a dramatic rebound in energy prices, which supported a large portion of the highly distressed energy names. In addition, the sluggish, albeit positive, growth of the U.S. economy pushed back the Federal Reserve’s interest rate hike until December. Also helping the high-yield asset class was technical demand from overseas, where concerns over side effects from negative interest rate policy (NIRP) and the “Brexit” vote (the UK decided to leave the European Union) directed foreign investors to the U.S. Several oil exploration and production companies such as Resolute Energy and Antero Resources significantly benefited from the recovery in oil prices while Sprint Capital was a notable outperformer within the telecommunications space as it continued its rise on sustained fundamental improvements.

Security selection within Non-Dollar assets was another large contributor to returns on both a relative and absolute basis. Out-of-index positions in emerging market sovereigns did well despite increased volatility driven by changes in the macroeconomic landscape. Our overweights to idiosyncratic stories in Brazil and Russia led returns in the sector. A combination of political change and attractive real rates fueled Brazilian assets while stability in the energy market and rate cuts by the central bank anchored Russian assets.

Security selection within investment-grade credit contributed positively to performance. Industrials outperformed during each quarter of 2016, led by strong returns from commodity-related sectors. Energy names, including Anadarko and Williams Partners, were buoyed by the Organization of Petroleum Exporting Countries (OPEC) agreement to cut production. Metals & Mining also was a top-performing subsector for the year, with good performance from companies such as BHP and Barrick Gold. As of December 31, 2016, Barrick Gold, Anadarko and Williams Partners were still held in the Fund; BHP was no longer held.

Within emerging markets, our underweight to hard currency sovereign assets was a slight detractor from relative performance as it was the best performing EM asset class during the year, returning over 10%. From a security level, our largest detractor from performance was our decision to not own Japanese Government Bonds (JGBs). At the beginning of 2016, Japanese 30-year bonds were trading at a yield of 1.2%. We found this value both in nominal and real terms to be non-compelling and thus chose not to own any in the Fund. However, following the Bank of Japan’s decision to adopt negative deposit rates on excess reserves, the entire JGB curve rallied aggressively. This resulted in a 7% return on JGBs for the year, which we did not own.

Positions in local Mexican assets detracted from returns as the currency depreciated over 16% during the year and interest rates sold off on the back of trade implications of the Donald Trump presidency.

Interest rate futures were used during the year to adjust duration in the Fund and were a slight positive for performance. FX forwards were also used to tactically hedge non-USD assets and/or express outright currency views, both long and short. FX positions were a positive contributor to performance during the year.

4

Fund Commentary (con’t.)	NVIT Multi Sector Bond Fund

Subadviser:

Logan Circle Partners, L.P.

Portfolio Managers:

Todd Howard, CFA; Andrew J. Kronschnabel, CFA; Scott J. Moses, CFA; and Timothy L. Rabe, CFA

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. The Fund also is subject to the risks of investing in foreign securities (which may be volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Multi Sector Bond Fund

Asset Allocation†

Corporate Bonds	43.4%
Foreign Government Securities	11.9%
Mortgage-Backed Securities	11.8%
U.S. Treasury Obligations	8.8%
Loan Participations	8.4%
Commercial Mortgage-Backed Securities	3.4%
Collateralized Mortgage Obligations	3.2%
Asset-Backed Securities	3.1%
Repurchase Agreements	1.9%
Supranational	1.3%
Municipal Bonds	0.5%
Common Stocks	0.1%
U.S. Government Agency Security	0.1%
Preferred Stock††	0.0%
Futures Contract††	(0.0)%
Forward Foreign Currency Contracts††	(0.0)%
Other assets in excess of liabilities	2.1%
100.0%

Top Industries†††

Media	4.2%
Oil, Gas & Consumable Fuels	3.7%
Diversified Telecommunication Services	3.3%
Banks	3.1%
Chemicals	2.2%
Wireless Telecommunication Services	2.1%
Food Products	2.0%
Automobiles	1.9%
Insurance	1.9%
Metals & Mining	1.5%
Other Industries*	74.1%
100.0%

Top Holdings†††

U.S. Treasury Note, 1.50%, 08/15/26	2.7%
U.S. Treasury Note, 1.75%, 11/30/21	1.9%
FNMA TBA, 3.50%, 01/25/47	1.6%
FNMA Pool, 3.00%, 12/01/46	1.3%
FNMA TBA, 3.00%, 01/25/47	1.2%
U.S. Treasury Note, 2.00%, 11/15/26	1.2%
U.S. Treasury Bond, 2.25%, 08/15/46	0.9%
FNMA TBA, 4.00%, 01/25/47	0.8%
U.S. Treasury Bond, 2.50%, 05/15/46	0.8%
U.S. Treasury Note, 1.25%, 12/31/18	0.6%
Other Holdings*	87.0%
100.0%

Objective

The Fund seeks to provide above average total return over a market cycle of three to five years.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class I) returned 8.65%, outperforming its benchmark by 3.16% and the Lipper peer category median by 2.61%

•

The Fund’s overweight to the High Yield sector was the biggest contributor to relative returns as the asset class rebounded from a tough 2015 to return over 17%; security selection within Non-Dollar assets was a large contributor to relative and absolute returns

•	Positions in local Mexican assets detracted from returns as the currency depreciated over 16% and interest rates sold off due to trade implications of the Donald Trump presidency

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

6

Fund Performance	NVIT Multi Sector Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class I	8.65%	4.00%	4.33%
Class Y	8.73%	N/A	2.16%	[2]
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%
Blended Index	5.49%	2.98%	4.95%
CPI	2.07%	1.36%	1.81%

N/A — Not Applicable.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

Expense Ratios

Expense Ratio^
Class I	0.87%
Class Y	0.72%

^	Current effective prospectus dated April 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Multi Sector Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi Sector Bond Fund versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index, the Blended Index* and the Consumer Price Index (CPI) over the 10-year period ended 12/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 60% Citigroup US Broad Investment-Grade Bond Index, 15% Citigroup US High-Yield Market Index, 15% Citigroup World Government Bond Index (Unhedged) and 10% JPMorgan Emerging Market Bond Index.

8

Shareholder Expense Example	NVIT Multi Sector Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi Sector Bond Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	1,010.80	4.40	0.87
	Hypothetical	(a)(b)	1,000.00	1,020.76	4.42	0.87
Class Y Shares	Actual	(a)	1,000.00	1,010.50	3.64	0.72
	Hypothetical	(a)(b)	1,000.00	1,021.52	3.66	0.72

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

NVIT Multi Sector Bond Fund

Asset-Backed Securities 3.1%

	Principal Amount	Market Value

Airlines 0.1%
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.38%, 10/01/22	$217,661	$217,117

Automobiles 1.2%
Capital Auto Receivables Asset Trust
Series 2016-1, Class A2A, 1.50%, 11/20/18	222,587	222,860
Series 2016-3, Class A2A, 1.36%, 04/22/19	215,000	215,098
CarMax Auto Owner Trust, Series 2016-2, Class A3, 1.52%, 02/16/21	320,000	318,578
Chesapeake Funding LLC, Series 2014-1A, Class C, 1.85%, 03/07/26 (a)(b)	865,000	847,614
Enterprise Fleet Financing LLC, Series 2016-2, Class A3, 2.04%, 02/22/22 (b)	200,000	197,351
GM Financial Automobile Leasing Trust, Series 2015-3, Class A3, 1.69%, 03/20/19	330,000	330,779
Prestige Auto Receivables Trust, Series 2014-1A, Class A3, 1.52%, 04/15/20 (b)	189,835	189,922
Santander Drive Auto Receivables Trust
Series 2014-4, Class B, 1.82%, 05/15/19	176,445	176,603
Series 2015-4, Class A3, 1.58%, 09/16/19	320,000	320,309
SMART ABS Trust, Series 2015-3US, Class A3A, 1.66%, 08/14/19	380,000	378,730
Tidewater Auto Receivables Trust, Series 2016-AA, Class A2, 2.30%, 09/15/19 (b)	173,281	173,303

		3,371,147

Credit Card 0.1%
World Financial Network Credit Card Master Trust, Series 2016-C, Class A, 1.72%, 08/15/23	255,000	252,854

Home Equity 0.7%
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2002-HE1, Class M1, 2.35%, 03/15/32 (a)	758,006	744,934

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Home Equity (continued)
Conseco Finance Corp., Series 2001-C, Class M1, 1.40%, 08/15/33 (a)	$546,767	$536,825
NovaStar Mortgage Funding Trust, Series 2003-3, Class A1, 1.11%, 12/25/33 (a)	733,661	704,703
Provident Home Equity Loan Trust, Series 2000-2, Class A1, 1.30%, 08/25/31 (a)	40,650	31,492
Renaissance Home Equity Loan Trust, Series 2007-1, Class AF2, 5.51%, 04/25/37 (c)	114,291	52,730

		2,070,684

Other 0.0%†
CCG Receivables Trust, Series 2014-1, Class A2, 1.06%, 11/15/21 (b)	100,757	100,608
FNMA Grantor Trust, Series 2003-T4, Class 2A5, 4.98%, 09/26/33 (c)	61,356	67,148
Renaissance Home Equity Loan Trust, Series 2006-1, Class AF3, 5.61%, 05/25/36 (c)	28,281	18,164

		185,920

Student Loan 1.0%
Access Group, Inc.
Series 2003-A, Class A2, 2.27%, 07/01/38 (a)	110,251	109,414
Series 2006-1, Class B, 1.38%, 08/25/37 (a)	148,728	133,002
DRB Prime Student Loan Trust, Series 2015-D, Class A2, 3.20%, 01/25/40 (b)	662,895	658,769
Education Loan Asset-Backed Trust I, Series 2013-1, Class B1, 1.76%, 11/25/33 (a)(b)	605,140	539,803
SLM Private Credit Student Loan Trust
Series 2005-B, Class A2, 1.14%, 03/15/23 (a)	77,670	77,531
Series 2006-A, Class A5, 1.25%, 06/15/39 (a)	350,000	318,806
SLM Private Education Loan Trust, Series 2010-A, Class 2A, 3.95%, 05/16/44 (a)(b)	364,078	378,062
SoFi Professional Loan Program LLC, Series 2014-B, Class A2, 2.55%, 08/27/29 (b)	386,659	388,002

10

Statement of Investments (Continued)

December 31, 2016

NVIT Multi Sector Bond Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Student Loan (continued)
South Carolina Student Loan Corp., Series 2015-A, Class A, 2.26%, 01/25/36 (a)	$273,672	$253,458

		2,856,847

Total Asset-Backed Securities (cost $8,992,503)		8,954,569

Collateralized Mortgage Obligations 3.2%
BCAP LLC Trust, Series 2011-R11, Class 20A5, 3.09%, 03/26/35 (a)(b)	99,405	99,205
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, 2.60%, 08/25/34 (a)	184,847	181,657
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 5A1, 1.36%, 03/25/35 (a)	188,879	155,040
CSMC Mortgage-Backed Trust, Series 2007-5, Class 8A2, 6.00%, 10/25/24	114,898	116,810
Deutsche Mortgage Securities, Inc. Re-REMIC Trust, Series 2007-WM1, Class A1, 4.04%, 06/27/37 (a)(b)	318,240	321,161
FDIC Trust
Series 2011-R1, Class A, 2.67%, 07/25/26 (b)	185,095	187,251
Series 2010-R1, Class A, 2.18%, 05/25/50 (b)	149,843	150,254
FHLMC Multifamily Structured Pass Through Certificates
Series KF12, Class A, 1.46%, 09/25/22 (a)	473,065	473,979
Series K053, Class A2, 3.00%, 12/25/25	255,000	257,262
FHLMC Reference REMICS
Series R006, Class ZA, 6.00%, 04/15/36	312,115	356,619
Series R007, Class ZA, 6.00%, 05/15/36	269,273	302,555
FHLMC REMICS, Series 3704, Class DC, 4.00%, 11/15/36	99,167	103,367
Series 3558, Class G, 4.00%, 08/15/24	485,000	513,408
Series 3123, Class HT, 5.00%, 03/15/26	46,065	49,262
Series 3150, Class EQ, 5.00%, 05/15/26	67,133	71,603

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

FHLMC REMICS, (continued)
Series 2129, Class SG, IO, 6.26%, 06/17/27 (a)	$267,656	$40,157
Series 3599, Class DY, 4.50%, 11/15/29	420,000	463,146
Series 3653, Class B, 4.50%, 04/15/30	216,153	234,849
Series 2649, Class IM, IO, 7.00%, 07/15/33	461,357	123,309
Series 2725, Class TA, 4.50%, 12/15/33	20,000	21,955
Series 3632, Class PK, 5.00%, 02/15/40	174,038	190,182
FHLMC Strips, Series 271, Class 30, 3.00%, 08/15/42	706,527	701,885
FHLMC Structured Pass Through Securities, Series T-56, Class A5, 5.23%, 05/25/43	105,838	119,407
FNMA Grantor Trust, Series 2001-T4, Class A1, 7.50%, 07/25/41	240,368	281,752
FNMA Interest Strip
Series 207, Class 2, IO, 8.00%, 02/25/23	41,856	7,109
Series 264, Class 2, IO, 8.00%, 07/25/24	103,018	20,568
Series 267, Class 2, IO, 8.50%, 10/25/24	126,152	31,264
Series 274, Class 2, IO, 8.50%, 10/25/25	118,404	29,313
Series 277, Class 2, IO, 7.50%, 04/25/27	51,612	13,634
FNMA REMICS
Series 2006-22, Class CE, 4.50%, 08/25/23	69,063	72,661
Series 2009-71, Class MB, 4.50%, 09/25/24	60,522	63,843
Series 2004-70, Class EB, 5.00%, 10/25/24	40,056	42,658
Series 1997-61, Class PK, IO, 8.00%, 08/18/27	86,129	21,168
Series 2009-39, Class LB, 4.50%, 06/25/29	65,850	70,575
Series 2009-96, Class DB, 4.00%, 11/25/29	248,046	262,175
Series 2003-32, Class UI, IO, 6.00%, 05/25/33	90,164	23,512
Series 2003-35, Class UI, IO, 6.50%, 05/25/33	36,451	7,073
Series 2003-41, Class IB, IO, 7.00%, 05/25/33	127,865	30,522

11

Statement of Investments (Continued)

December 31, 2016

NVIT Multi Sector Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

FNMA REMICS (continued)
Series 2003-44, Class IB, IO, 6.00%, 06/25/33	$23,752	$4,467
Series 2013-111, Class PL, 2.00%, 12/25/42	425,000	387,885
FREMF Mortgage Trust, Series 2013-K502, Class B, 2.61%, 03/25/45 (a)(b)	70,000	70,126
GMACM Mortgage Loan Trust, Series 2005-AR2, Class 4A, 3.38%, 05/25/35 (a)	38,931	35,921
GNMA
Series 2010-14, Class A, 4.50%, 06/16/39	56,966	60,560
Series 2010-H12, Class PT, 5.47%, 11/20/59	158,435	160,820
Series 2016-H24, Class KF, 1.81%, 11/20/66 (a)	675,987	663,267
GSMPS Mortgage Loan Trust
Series 2006-RP1, Class 1A2, 7.50%, 01/25/36 (b)	132,997	142,207
Series 2006-RP1, Class 1A3, 8.00%, 01/25/36 (b)	50,884	55,064
J.P. Morgan Mortgage Trust
Series 2005-A6, Class 1A2, 3.19%, 09/25/35 (a)	97,730	93,325
Series 2005-A8, Class 1A1, 3.13%, 11/25/35 (a)	39,529	37,363
Series 2006-A6, Class 1A2, 3.11%, 10/25/36 (a)	7,173	6,503
MASTR Reperforming Loan Trust, Series 2005-1, Class 1A3, 7.00%, 08/25/34 (b)	160,274	161,083
Merrill Lynch Mortgage Investors Trust, Series 2005-2, Class 2A, 2.71%, 10/25/35 (a)	300,378	300,593
NCUA Guaranteed Notes Trust, Series 2010-R3, Class 3A, 2.40%, 12/08/20	109,909	109,922
RBSSP Resecuritization Trust, Series 2010-3, Class 9A1, 5.50%, 02/26/35 (b)	55,768	56,097
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-34A, Class 6A, 3.34%, 11/25/33 (a)	183,939	181,431
WaMu Mortgage Pass-Through Certificates Trust
Series 2004-AR1, Class A, 2.80%, 03/25/34 (a)	52,864	52,917
Series 2006-AR14, Class 1A4, 2.62%, 11/25/36 (a)	117,520	104,197

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Wells Fargo Mortgage Backed Securities Trust
Series 2004-P, Class 2A1, 3.00%, 09/25/34 (a)	$34,087	$35,091
Series 2005-AR2, Class 2A1, 2.91%, 03/25/35 (a)	60,504	60,015
Series 2006-AR6, Class 7A1, 3.03%, 03/25/36 (a)	32,346	31,928
Series 2006-AR10, Class 5A1, 3.08%, 07/25/36 (a)	107,549	105,630

Total Collateralized Mortgage Obligations (cost $8,663,156)		9,128,562

Commercial Mortgage-Backed Securities 3.4%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A2, 3.90%, 08/10/35 (b)	425,000	445,078
Banc of America Commercial Mortgage Trust
Series 2007-2, Class AM, 5.65%, 04/10/49 (a)	305,000	305,873
Series 2008-1, Class A4, 6.24%, 02/10/51 (a)	225,068	230,882
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2003-2, Class H, 5.77%, 03/11/41 (a)(b)	519,816	545,683
Bear Stearns Commercial Mortgage Securities Trust
Series 2004-PWR5, Class L, 4.69%, 07/11/42 (a)(b)	225,000	217,045
Series 2004-PWR6, Class B, 4.95%, 11/11/41 (a)(b)	184,299	185,968
BHMS Mortgage Trust, Series 2014-ATLS, Class BFX, 4.24%, 07/05/33 (b)	320,000	319,210
CFCRE Commercial Mortgage Trust
Series 2011-C2, Class C, 5.93%, 12/15/47 (a)(b)	125,000	137,815
Series 2016-C7, Class A3, 3.84%, 12/10/54	410,000	421,555
COMM Mortgage Trust
Series 2015-CR26, Class C, 4.50%, 10/10/48 (a)	545,000	517,473
Series 2015-PC1, Class B, 4.59%, 07/10/50 (a)	115,000	113,357
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.09%, 12/10/49 (a)	458,795	467,715
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A3, 3.45%, 08/15/48	105,000	107,537

12

Statement of Investments (Continued)

December 31, 2016

NVIT Multi Sector Bond Fund (Continued)

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

CSMC OA LLC, Series 2014-USA, Class A2, 3.95%, 09/15/37 (b)	$295,000	$301,039
DBCCRE Mortgage Trust
Series 2014-ARCP, Class A, 4.24%, 01/10/34 (b)	170,000	175,174
Series 2014-ARCP, Class C, 4.93%, 01/10/34 (a)(b)	425,000	413,608
FHLMC Multifamily Structured Pass Through Certificates, Series K702, Class X1, IO, 1.45%, 02/25/18 (a)	12,039,860	154,088
J.P. Morgan Chase Commercial Mortgage Securities Trust
Series 2004-LN2, Class B, 5.27%, 07/15/41 (a)	160,000	159,001
Series 2005-CB12, Class AJ, 4.99%, 09/12/37 (a)	128,998	129,788
Series 2007-LDPX, Class AM, 5.46%, 01/15/49 (a)	510,000	505,594
Series 2015-FL7, Class A, 1.95%, 05/15/28 (a)(b)	124,216	123,721
Series 2015-SGP, Class C, 4.20%, 07/15/36 (a)(b)	515,000	518,574
Series 2016-ATRM, Class B, 3.97%, 10/05/28 (b)	175,000	177,373
LB-UBS Commercial Mortgage Trust
Series 2004-C7, Class K, 5.20%, 10/15/36 (a)(b)	568,958	573,446
Series 2005-C7, Class F, 5.35%, 11/15/40 (a)	225,000	230,530
Merrill Lynch Mortgage Investors Trust, Series 1998-C1, Class B, 6.75%, 11/15/26 (a)	365,091	368,824
Merrill Lynch Mortgage Trust, Series 2008-C1, Class A4, 5.69%, 02/12/51	250,076	255,022
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C14, Class C, 4.83%, 02/15/47 (a)	230,000	237,102
Series 2015-C24, Class C, 4.35%, 05/15/48 (a)	45,000	41,181
Morgan Stanley Capital I Trust
Series 2006-T21, Class B, 5.24%, 10/12/52 (a)(b)	100,000	99,965
Series 2012-C4, Class A2, 2.11%, 03/15/45	12,762	12,759
MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.28%, 10/15/30 (b)	110,000	108,749

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

MSCG Trust, Series 2015-ALDR, Class A2, 3.46%, 06/07/35 (a)(b)	$175,000	$173,250
RBSCF Trust, Series 2010-RR4, Class CMLA, 6.10%, 12/16/49 (a)(b)	74,244	74,839
Rialto Capital Management LLC, Series 2014-LT5, Class A, 2.85%, 05/15/24 (b)	923	921
RREF LLC, Series 2015-LT7, Class A, 3.00%, 12/25/32 (b)	50,291	50,291
Wachovia Bank Commercial Mortgage Trust
Series 2006-C26, Class AM, 6.07%, 06/15/45 (a)	280,000	280,023
Series 2007-C31, Class A4, 5.51%, 04/15/47	156,777	157,084
Series 2007-C31, Class AM, 5.59%, 04/15/47 (a)	320,000	322,024

Total Commercial Mortgage-Backed Securities (cost $9,789,068)		9,659,161

Corporate Bonds 43.4%
Aerospace & Defense 0.2%
Lockheed Martin Corp., 3.35%, 09/15/21	290,000	299,477
Raytheon Co., 6.40%, 12/15/18	320,000	349,687

		649,164

Airlines 0.1%
American Airlines Group, Inc., 5.50%, 10/01/19 (b)(d)	305,000	314,912

Auto Components 0.4%
Adient Global Holdings Ltd., 4.88%, 08/15/26 (b)	350,000	343,000
Allison Transmission, Inc.,
5.00%, 10/01/24 (b)	345,000	348,450
Goodyear Tire & Rubber Co. (The),
5.00%, 05/31/26	140,000	139,362
IHO Verwaltungs GmbH,
4.50%, 09/15/23 (b)(e)	335,000	327,462

		1,158,274

Automobiles 0.4%
General Motors Co.,
4.88%, 10/02/23	610,000	639,446
Hyundai Capital America,
2.00%, 07/01/19 (b)	200,000	198,453

13

Statement of Investments (Continued)

December 31, 2016

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Market Value

Automobiles (continued)
Volkswagen Group of America Finance LLC,
2.45%, 11/20/19 (b)		$420,000	$418,955

			1,256,854

Banks 3.0%
Banco Hipotecario SA,
9.75%, 11/30/20 (b)		205,000	218,325
Banco Inbursa SA Institucion de Banca Multiple,
4.13%, 06/06/24 (b)		200,000	196,000
Banco Mercantil del Norte SA,
5.75%, 10/04/31 (a)(b)		75,000	69,656
Bancolombia SA,
6.13%, 07/26/20 (d)		100,000	106,250
5.95%, 06/03/21		150,000	162,795
BanColombia SA,
5.13%, 09/11/22 (d)		185,000	188,006
Bank of America Corp.,
3.50%, 04/19/26 (d)		435,000	429,202
Bank of Montreal,
2.10%, 12/12/19		375,000	374,999
1.90%, 08/27/21		270,000	261,636
BBVA Bancomer SA,
6.75%, 09/30/22 (b)		100,000	109,000
Citigroup, Inc.,
6.25%, 06/29/17	NZD	150,000	105,772
4.45%, 09/29/27		$385,000	391,100
4.65%, 07/30/45		224,000	236,107
Compass Bank,
6.40%, 10/01/17		760,000	783,166
Cooperatieve Rabobank UA,
11.00%, 06/30/19 (b)(f)		295,000	346,713
Development Bank of Kazakhstan JSC,
4.13%, 12/10/22 (b)		340,000	327,094
Fifth Third Bank,
2.88%, 10/01/21		400,000	404,758
Finansbank AS,
6.25%, 04/30/19 (b)		300,000	309,432
HSBC Bank plc,
7.65%, 05/01/25		115,000	140,421
HSBC Holdings plc,
2.65%, 01/05/22		295,000	287,997
4.38%, 11/23/26		105,000	105,780
Intesa Sanpaolo SpA,
2.38%, 01/13/17		390,000	390,054
JPMorgan Chase & Co.,
4.25%, 11/02/18	NZD	200,000	140,525
2.30%, 08/15/21		$390,000	382,775
KeyCorp,
2.30%, 12/13/18		490,000	492,920

Corporate Bonds (continued)

	Principal Amount		Market Value

Banks (continued)
Royal Bank of Scotland Group plc,
3.88%, 09/12/23		$310,000	$297,679
Toronto-Dominion Bank (The),
2.13%, 04/07/21		330,000	324,955
3.62%, 09/15/31 (a)		350,000	341,890
Turkiye Is Bankasi,
5.50%, 04/21/22 (b)		175,000	165,225
Turkiye Vakiflar Bankasi TAO,
5.50%, 10/27/21 (b)		345,000	326,888
Wells Fargo & Co.,
3.00%, 10/23/26		190,000	180,955

			8,598,075

Beverages 0.3%
Anheuser-Busch InBev Finance, Inc.,
3.65%, 02/01/26		325,000	329,937
Constellation Brands, Inc.,
6.00%, 05/01/22		480,000	541,363

			871,300

Biotechnology 0.4%
AbbVie, Inc.,
2.50%, 05/14/20		410,000	410,107
Gilead Sciences, Inc.,
2.55%, 09/01/20		775,000	783,168

			1,193,275

Building Products 0.2%
Reliance Intermediate Holdings LP,
6.50%, 04/01/23 (b)		255,000	268,387
USG Corp.,
5.50%, 03/01/25 (b)(d)		365,000	375,038

			643,425

Capital Markets 1.4%
Bank of New York Mellon Corp. (The),
2.20%, 08/16/23		280,000	267,144
CDP Financial, Inc.,
5.60%, 11/25/39 (b)		290,000	359,014
Goldman Sachs Group, Inc. (The),
5.20%, 12/17/19	NZD	975,000	696,670
3.50%, 11/16/26		$290,000	283,326
2.64%, 10/28/27 (a)		600,000	611,637
6.75%, 10/01/37		190,000	234,621
KKR Group Finance Co. III LLC,
5.13%, 06/01/44 (b)		500,000	472,081
Morgan Stanley,
4.75%, 11/16/18	AUD	130,000	96,476
2.63%, 11/17/21		$290,000	286,509

14

Statement of Investments (Continued)

December 31, 2016

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets (continued)
Morgan Stanley, (continued)
2.28%, 10/24/23 (a)	$465,000	$470,167
3.88%, 01/27/26	220,000	222,223

		3,999,868

Chemicals 1.3%
Albemarle Corp.,
4.15%, 12/01/24	185,000	189,097
5.45%, 12/01/44	375,000	402,804
Blue Cube Spinco, Inc.,
10.00%, 10/15/25	240,000	289,800
Braskem America Finance Co.,
7.13%, 07/22/41 (b)	245,000	246,838
Braskem Finance Ltd.,
5.75%, 04/15/21 (b)	150,000	157,875
6.45%, 02/03/24	375,000	394,687
Chemours Co. (The),
7.00%, 05/15/25	320,000	315,200
Equate Petrochemical BV,
4.25%, 11/03/26 (b)	260,000	248,113
LyondellBasell Industries NV,
5.00%, 04/15/19	395,000	417,378
NOVA Chemicals Corp.,
5.25%, 08/01/23 (b)	25,000	25,250
Rayonier AM Products, Inc.,
5.50%, 06/01/24 (b)(d)	540,000	504,900
Yara International ASA,
3.80%, 06/06/26 (b)	505,000	495,034

		3,686,976

Commercial Services & Supplies 0.5%
ACCO Brands Corp.,
5.25%, 12/15/24 (b)	175,000	176,204
AerCap Global Aviation Trust,
6.50%, 06/15/45 (a)(b)(d)	265,000	267,319
Atento Luxco 1 SA,
Reg. S, 7.38%, 01/29/20 (d)	200,000	201,000
Covanta Holding Corp.,
5.88%, 03/01/24 (d)	325,000	312,812
Quad/Graphics, Inc.,
7.00%, 05/01/22 (d)	400,000	390,000
Ritchie Bros Auctioneers, Inc.,
5.38%, 01/15/25 (b)	135,000	137,700

		1,485,035

Communications Equipment 1.5%
Altice Financing SA,
7.50%, 05/15/26 (b)	300,000	312,000
Altice Luxembourg SA,
7.75%, 05/15/22 (b)	950,000	1,014,125
Avaya, Inc.,
9.00%, 04/01/19 (b)	625,000	551,562

Corporate Bonds (continued)

	Principal Amount	Market Value

Communications Equipment (continued)
Harris Corp.,
2.00%, 04/27/18	$330,000	$330,201
Nokia OYJ,
6.63%, 05/15/39	560,000	590,800
Unitymedia Hessen GmbH & Co. KG,
5.00%, 01/15/25 (b)	300,000	298,500
VTR Finance BV,
6.88%, 01/15/24 (b)	455,000	469,788
Ziggo Secured Finance BV,
5.50%, 01/15/27 (b)	625,000	609,250

		4,176,226

Computers & Peripherals 0.4%
Diamond 1 Finance Corp.,
6.02%, 06/15/26 (b)	370,000	400,820
8.35%, 07/15/46 (b)	580,000	714,147

		1,114,967

Construction & Engineering 0.2%
AECOM,
5.75%, 10/15/22 (d)	280,000	295,960
Odebrecht Finance Ltd.,
5.25%, 06/27/29 (b)	70,000	40,250
Reg. S, 5.25%, 06/27/29	225,000	129,375
7.13%, 06/26/42 (b)	80,000	46,600

		512,185

Construction Materials 0.2%
Cemex Finance LLC,
9.38%, 10/12/22 (b)(d)	250,000	272,500
US Concrete, Inc.,
6.38%, 06/01/24	315,000	333,112

		605,612

Consumer Finance 0.7%
Ally Financial, Inc.,
4.13%, 02/13/22	415,000	411,369
Caterpillar Financial Services Corp.,
1.35%, 05/18/19	355,000	350,090
Ford Motor Credit Co. LLC,
2.55%, 10/05/18	400,000	402,249
General Motors Financial Co., Inc.,
5.25%, 03/01/26	375,000	393,934
TMX Finance LLC,
8.50%, 09/15/18 (b)	350,000	305,375

		1,863,017

Containers & Packaging 0.8%
Ardagh Packaging Finance plc,
4.63%, 05/15/23 (b)	400,000	396,752
Ball Corp.,
5.25%, 07/01/25	250,000	261,250

15

Statement of Investments (Continued)

December 31, 2016

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Containers & Packaging (continued)
Graphic Packaging International, Inc.,
4.13%, 08/15/24	$280,000	$267,400
Reynolds Group Issuer, Inc.,
5.13%, 07/15/23 (b)	325,000	331,906
Smurfit Kappa Treasury Funding Ltd.,
7.50%, 11/20/25	650,000	754,000
WestRock MWV LLC,
7.38%, 09/01/19	305,000	344,154

		2,355,462

Distributors 0.1%
Samsung Electronics America, Inc.,
1.75%, 04/10/17 (b)	290,000	290,131

Diversified Consumer Services 0.3%
Service Corp. International,
7.50%, 04/01/27	650,000	754,000

Diversified Financial Services 1.0%
Apollo Management Holdings LP,
4.40%, 05/27/26 (b)	250,000	248,777
Bear Stearns Cos. LLC (The),
5.55%, 01/22/17	345,000	345,675
CBB International Sukuk Co. SPC,
5.62%, 02/12/24 (b)	125,000	127,988
Gazprom OAO Via Gaz Capital SA,
6.51%, 03/07/22 (b)	110,000	121,343
Goldman Sachs Capital I,
6.35%, 02/15/34	850,000	1,010,604
Nationwide Building Society,
4.00%, 09/14/26 (b)	310,000	295,356
Shell International Finance BV,
2.88%, 05/10/26	180,000	174,023
4.00%, 05/10/46	210,000	200,814
Stena International SA,
5.75%, 03/01/24 (b)	250,000	216,250

		2,740,830

Diversified Telecommunication Services 2.9%
AT&T, Inc.,
4.55%, 03/09/49	360,000	325,176
Avanti Communications Group plc,
10.00%, 10/01/19 (b)	535,000	321,000
CCO Holdings LLC,
5.50%, 05/01/26 (b)	450,000	459,000
CenturyLink, Inc.,
Series Y, 7.50%, 04/01/24	270,000	283,500
Columbus Cable Barbados Ltd.,
7.38%, 03/30/21 (b)	410,000	436,297
Frontier Communications Corp.,
11.00%, 09/15/25	560,000	578,200

Corporate Bonds (continued)

	Principal Amount		Market Value

Diversified Telecommunication Services (continued)
Intelsat Jackson Holdings SA,
7.25%, 04/01/19 (d)		$750,000	$630,000
9.50%, 09/30/22 (b)		425,000	472,812
Level 3 Financing, Inc.,
5.25%, 03/15/26 (b)		270,000	267,300
Sable International Finance Ltd.,
6.88%, 08/01/22 (b)		200,000	208,000
SFR Group SA,
5.63%, 05/15/24 (b)	EUR	300,000	332,671
7.38%, 05/01/26 (b)		$450,000	461,250
Sprint Capital Corp.,
8.75%, 03/15/32		285,000	313,500
Telefonica Celular del Paraguay SA,
6.75%, 12/13/22 (b)		230,000	234,025
TELUS Corp.,
Series CG, 5.05%, 12/04/19	CAD	65,000	52,869
Verizon Communications, Inc.,
1.38%, 08/15/19		$605,000	595,584
5.15%, 09/15/23		410,000	453,354
4.67%, 03/15/55		380,000	356,862
Virgin Media Secured Finance plc,
5.25%, 01/15/26 (b)		550,000	543,125
Wind Acquisition Finance SA,
4.75%, 07/15/20 (b)		400,000	403,000
7.00%, 04/23/21 (b)	EUR	100,000	109,501
7.38%, 04/23/21 (b)		$300,000	312,000

			8,149,026

Electric Utilities 1.1%
AES Andres BV,
7.95%, 05/11/26 (b)		200,000	206,344
Commonwealth Edison Co.,
5.80%, 03/15/18		265,000	278,278
Duke Energy Progress LLC,
4.10%, 03/15/43		300,000	299,964
Emera US Finance LP,
3.55%, 06/15/26 (b)		265,000	260,503
4.75%, 06/15/46 (b)		170,000	171,436
Emera, Inc.,
Series 16-A, 6.75%, 06/15/76 (a)		280,000	299,600
Eskom Holdings SOC Ltd.,
7.13%, 02/11/25 (b)		265,000	266,988
Exelon Corp.,
2.85%, 06/15/20		450,000	454,804
GCB144A ENERGY FUTURE,
10.00%, 12/01/20		309,000	72,615
Great Plains Energy, Inc.,
5.29%, 06/15/22 (c)		380,000	412,099
Xcel Energy, Inc.,
2.60%, 03/15/22		355,000	353,552

			3,076,183

16

Statement of Investments (Continued)

December 31, 2016

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Energy Equipment & Services 1.2%
EP Energy LLC,
8.00%, 11/29/24 (b)(d)	$300,000	$322,410
KazMunayGas National Co. JSC,
6.38%, 04/09/21 (b)	250,000	270,840
Lukoil International Finance BV,
Reg. S, 6.13%, 11/09/20	200,000	216,700
4.75%, 11/02/26 (b)	150,000	150,264
Noble Holding International Ltd.,
7.75%, 01/15/24	170,000	159,902
Petrobras Global Finance BV,
8.38%, 05/23/21	140,000	150,850
8.75%, 05/23/26	215,000	231,931
Petroleum Co. of Trinidad & Tobago Ltd.,
6.00%, 05/08/22 (b)	162,708	159,214
Schlumberger Holdings Corp.,
4.00%, 12/21/25 (b)	300,000	314,397
Tengizchevroil Finance Co. International Ltd.,
4.00%, 08/15/26 (b)	725,000	680,195
Transocean, Inc.,
4.25%, 10/15/17	817,000	825,170
Weatherford International Ltd.,
5.95%, 04/15/42	95,000	71,725

		3,553,598

Equity Real Estate Investment Trusts (REITs) 0.6%
Communications Sales & Leasing, Inc.,
7.13%, 12/15/24 (b)	230,000	232,300
DuPont Fabros Technology LP,
5.63%, 06/15/23 (d)	500,000	522,500
GEO Group, Inc. (The),
6.00%, 04/15/26	455,000	447,037
MPT Operating Partnership LP,
5.25%, 08/01/26	575,000	563,500

		1,765,337

Food & Staples Retailing 0.1%
Cencosud SA,
6.63%, 02/12/45 (b)	175,000	168,362

Food Products 1.9%
Dean Foods Co.,
6.50%, 03/15/23 (b)	250,000	263,125
ESAL GmbH,
6.25%, 02/05/23 (b)	150,000	150,450
FAGE International SA,
5.63%, 08/15/26 (b)	300,000	300,750
JBS Investments GmbH,
7.75%, 10/28/20 (b)	500,000	530,650
7.25%, 04/03/24 (b)(d)	130,000	135,850

Corporate Bonds (continued)

	Principal Amount	Market Value

Food Products (continued)
JBS USA LUX SA,
7.25%, 06/01/21 (b)	$135,000	$139,726
Kraft Heinz Foods Co.,
4.88%, 02/15/25 (b)	930,000	1,003,262
Lamb Weston Holdings, Inc.,
4.88%, 11/01/26 (b)	500,000	494,687
Land O’ Lakes, Inc.,
6.00%, 11/15/22 (b)	425,000	463,250
Marfrig Holdings Europe BV,
Class B, Reg. S, 6.88%, 06/24/19	200,000	205,000
8.00%, 06/08/23 (b)	65,000	67,282
Marfrig Overseas Ltd.,
9.50%, 05/04/20 (b)	555,000	571,650
Minerva Luxembourg SA,
6.50%, 09/20/26 (b)	200,000	192,750
Mondelez International Holdings Netherlands BV,
1.63%, 10/28/19 (b)	785,000	769,529
TreeHouse Foods, Inc.,
6.00%, 02/15/24 (b)	250,000	262,500

		5,550,461

Gas Utilities 0.9%
AmeriGas Partners LP,
5.63%, 05/20/24 (d)	265,000	270,962
Cheniere Corpus Christi Holdings LLC,
5.88%, 03/31/25 (b)	250,000	255,077
DCP Midstream Operating LP,
2.50%, 12/01/17	75,000	74,625
3.88%, 03/15/23	305,000	293,373
Sabine Pass Liquefaction LLC,
5.63%, 02/01/21	265,000	283,550
5.75%, 05/15/24	335,000	359,288
5.00%, 03/15/27 (b)	300,000	302,625
Tallgrass Energy Partners LP,
5.50%, 09/15/24 (b)	305,000	302,713
Transcanada Trust,
Series 16-A, 5.87%, 08/15/76 (a)	315,000	327,600

		2,469,813

Health Care Equipment & Supplies 0.6%
Abbott Laboratories,
2.90%, 11/30/21	430,000	428,774
3.75%, 11/30/26	415,000	412,133
Halyard Health, Inc.,
6.25%, 10/15/22	325,000	334,750
Hill-Rom Holdings, Inc.,
5.75%, 09/01/23 (b)	400,000	413,000

		1,588,657

17

Statement of Investments (Continued)

December 31, 2016

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services 1.2%
Aetna, Inc.,
1.90%, 06/07/19	$280,000	$279,358
Anthem, Inc.,
3.13%, 05/15/22	375,000	375,190
HCA, Inc.,
5.25%, 04/15/25	235,000	245,281
7.50%, 11/06/33	775,000	821,500
HealthSouth Corp.,
5.75%, 09/15/25	250,000	248,750
MEDNAX, Inc.,
5.25%, 12/01/23 (b)	450,000	463,500
Tenet Healthcare Corp.,
8.00%, 08/01/20	325,000	320,970
7.50%, 01/01/22 (b)	300,000	312,750
6.88%, 11/15/31	275,000	212,094
Universal Health Services, Inc.,
5.00%, 06/01/26 (b)	250,000	243,750

		3,523,143

Hotels, Restaurants & Leisure 0.9%
Brinker International, Inc.,
5.00%, 10/01/24 (b)	290,000	289,275
Caesars Entertainment Operating Co., Inc.,
11.25%, 06/01/17 (g)	442,770	450,519
Carrols Restaurant Group, Inc.,
8.00%, 05/01/22	300,000	323,250
Darden Restaurants, Inc.,
6.80%, 10/15/37	170,000	195,377
International Game Technology plc,
6.25%, 02/15/22 (b)	275,000	294,937
Jack Ohio Finance LLC,
6.75%, 11/15/21 (b)	575,000	582,188
Ruby Tuesday, Inc.,
7.63%, 05/15/20	475,000	451,250

		2,586,796

Household Durables 0.8%
Newell Brands, Inc.,
5.00%, 11/15/23	510,000	546,982
NVR, Inc.,
3.95%, 09/15/22	330,000	336,319
Shea Homes LP,
5.88%, 04/01/23 (b)	335,000	326,625
Springs Industries, Inc.,
6.25%, 06/01/21	251,000	259,785
Taylor Morrison Communities, Inc.,
5.88%, 04/15/23 (b)	270,000	274,050
Tempur Sealy International, Inc.,
5.50%, 06/15/26	475,000	477,375

		2,221,136

Corporate Bonds (continued)

	Principal Amount	Market Value

Household Products 0.1%
Spectrum Brands, Inc.,
5.75%, 07/15/25 (d)	$355,000	$368,313

Independent Power and Renewable Electricity Producers 0.2%
AES Corp.,
3.93%, 06/01/19 (a)	45,000	45,000
6.00%, 05/15/26 (d)	50,000	50,750
Dynegy, Inc.,
7.63%, 11/01/24 (d)	250,000	230,625
NRG Energy, Inc.,
7.25%, 05/15/26 (b)(d)	285,000	283,575

		609,950

Industrial Conglomerates 0.2%
General Electric Co.,
5.25%, 12/06/17	220,000	227,906
4.50%, 03/11/44 (d)	285,000	305,940

		533,846

Insurance 1.4%
Assurant, Inc.,
2.50%, 03/15/18	465,000	469,857
Chubb INA Holdings, Inc.,
2.88%, 11/03/22	215,000	216,759
Genworth Holdings, Inc.,
7.70%, 06/15/20	250,000	241,800
6.50%, 06/15/34	349,000	279,200
MetLife, Inc.,
10.75%, 08/01/39	525,000	805,875
Mutual of Omaha Insurance Co.,
4.30%, 07/15/54 (a)(b)	375,000	365,156
USF&G Capital III,
8.31%, 07/01/46 (b)	490,000	624,190
Validus Holdings Ltd.,
8.88%, 01/26/40	245,000	321,442
ZFS Finance USA Trust V,
6.50%, 05/09/37 (a)(b)	535,000	536,418

		3,860,697

Internet Software & Services 0.1%
VeriSign, Inc.,
4.63%, 05/01/23	400,000	404,000

IT Services 0.1%
iPayment, Inc.,
9.50%, 12/15/19 (b)	284,232	291,338

Machinery 0.1%
Cortes NP Acquisition Corp.,
9.25%, 10/15/24 (b)	325,000	344,500

Marine 0.3%
Pelabuhan Indonesia II PT,
4.25%, 05/05/25 (b)	325,000	309,254
5.38%, 05/05/45 (b)	425,000	377,719

18

Statement of Investments (Continued)

December 31, 2016

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Marine (continued)
Stena AB,
7.00%, 02/01/24 (b)(d)	$200,000	$177,130

		864,103

Media 3.1%
AMC Entertainment Holdings, Inc.,
5.88%, 11/15/26 (b)(d)	435,000	444,787
Cenveo Corp.,
6.00%, 08/01/19 (b)	475,000	423,937
Charter Communications Operating LLC,
4.46%, 07/23/22	375,000	391,887
Clear Channel Worldwide Holdings, Inc.,
Series A, 6.50%, 11/15/22	550,000	550,000
Comcast Corp.,
1.63%, 01/15/22	305,000	292,347
CSC Holdings LLC,
10.13%, 01/15/23 (b)	625,000	721,875
5.50%, 04/15/27 (b)	425,000	430,312
Discovery Communications LLC,
6.35%, 06/01/40	340,000	361,045
DISH DBS Corp.,
7.75%, 07/01/26	725,000	817,438
Grupo Televisa SAB,
6.13%, 01/31/46	250,000	248,097
Lamar Media Corp.,
5.38%, 01/15/24 (d)	250,000	258,750
Lions Gate Entertainment Corp.,
5.88%, 11/01/24 (b)	275,000	279,125
National CineMedia LLC,
5.75%, 08/15/26	500,000	507,500
Nexstar Escrow Corp.,
5.63%, 08/01/24 (b)(d)	500,000	496,250
Sirius XM Radio, Inc.,
5.38%, 04/15/25 (b)	435,000	432,825
SiTV LLC,
10.38%, 07/01/19 (b)	325,000	198,250
Sky plc,
6.10%, 02/15/18 (b)	390,000	406,919
Time Warner, Inc.,
3.80%, 02/15/27	325,000	323,154
Time, Inc.,
5.75%, 04/15/22 (b)	400,000	414,000
Univision Communications, Inc.,
5.13%, 02/15/25 (b)	300,000	286,875
WMG Acquisition Corp.,
5.00%, 08/01/23 (b)	475,000	477,375

		8,762,748

Metals & Mining 1.5%
AK Steel Corp.,
7.50%, 07/15/23	595,000	660,450

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining (continued)
ArcelorMittal,
7.25%, 02/25/22	$130,000	$146,575
7.75%, 03/01/41	400,000	426,000
Barrick Gold Corp.,
4.10%, 05/01/23 (d)	263,000	269,796
5.25%, 04/01/42	165,000	160,710
Barrick North America Finance LLC,
4.40%, 05/30/21	265,000	278,477
5.75%, 05/01/43	190,000	199,716
First Quantum Minerals Ltd.,
7.00%, 02/15/21 (b)	780,000	775,788
HudBay Minerals, Inc.,
7.63%, 01/15/25 (b)	95,000	98,741
Samarco Mineracao SA,
5.75%, 10/24/23 (b)	200,000	108,000
Southern Copper Corp.,
5.88%, 04/23/45	80,000	78,538
Vale Overseas Ltd.,
5.88%, 06/10/21 (d)	815,000	853,713
6.88%, 11/10/39	240,000	233,400

		4,289,904

Multiline Retail 0.2%
El Puerto de Liverpool SAB de CV,
3.88%, 10/06/26 (b)	200,000	185,000
Kohl’s Corp.,
5.55%, 07/17/45	345,000	329,471

		514,471

Oil, Gas & Consumable Fuels 3.4%
Anadarko Petroleum Corp.,
6.45%, 09/15/36	411,000	489,158
Antero Resources Corp.,
5.13%, 12/01/22	335,000	338,350
5.00%, 03/01/25 (b)	210,000	205,382
Canadian Oil Sands Ltd.,
7.75%, 05/15/19 (b)	505,000	557,124
Chaparral Energy, Inc.,
7.63%, 11/15/22 (g)	460,000	411,700
Devon Financing Co. LLC,
7.88%, 09/30/31	505,000	640,766
Ecopetrol SA,
5.88%, 05/28/45	270,000	233,280
Energy Transfer Partners LP,
4.05%, 03/15/25	330,000	326,670
Genesis Energy LP,
5.75%, 02/15/21	245,000	247,450
Holly Energy Partners LP,
6.00%, 08/01/24 (b)	125,000	130,312
Kinder Morgan, Inc.,
5.55%, 06/01/45	300,000	315,532
MPLX LP,
4.88%, 12/01/24	450,000	463,362

19

Statement of Investments (Continued)

December 31, 2016

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
NGPL PipeCo LLC,
7.12%, 12/15/17 (b)	$325,000	$338,812
9.63%, 06/01/19 (b)	215,000	225,213
NuStar Logistics LP,
6.75%, 02/01/21	290,000	313,200
Pertamina Persero PT,
6.00%, 05/03/42 (b)	195,000	187,399
Petrobras Argentina SA,
7.38%, 07/21/23 (b)	200,000	195,000
Petroleos de Venezuela SA,
Reg. S, 8.50%, 11/02/17	188,333	149,254
Reg. S, 5.38%, 04/12/27	390,000	145,275
Reg. S, 5.50%, 04/12/37	240,000	88,200
Petroleos Mexicanos,
4.61%, 03/11/22 (a)(b)	225,000	232,031
5.38%, 03/13/22 (b)	190,000	194,556
6.50%, 03/13/27 (b)	375,000	386,813
Range Resources Corp.,
5.75%, 06/01/21 (b)	25,000	26,187
Resolute Energy Corp.,
8.50%, 05/01/20	175,000	178,062
Rockies Express Pipeline LLC,
6.00%, 01/15/19 (b)	300,000	315,000
Sanchez Energy Corp.,
6.13%, 01/15/23 (d)	415,000	394,250
Suncor Energy, Inc.,
5.95%, 12/01/34	270,000	318,788
Targa Resources Partners LP,
6.38%, 08/01/22	270,000	279,450
Total Capital SA,
2.13%, 08/10/18	475,000	478,638
Williams Partners LP,
3.60%, 03/15/22	665,000	668,519
WPX Energy, Inc.,
6.00%, 01/15/22	180,000	184,500
YPF SA,
8.88%, 12/19/18 (b)	110,000	119,653

		9,777,886

Paper & Forest Products 0.4%
Catalyst Paper Corp.,
0.00%, 10/30/17 (g)(h)	325,000	204,750
Eldorado Intl. Finance GmbH,
8.63%, 06/16/21 (b)	835,000	713,925
Georgia-Pacific LLC,
8.88%, 05/15/31	230,000	340,783

		1,259,458

Pharmaceuticals 1.4%
AstraZeneca plc,
2.38%, 11/16/20	355,000	353,793
Horizon Pharma, Inc.,
8.75%, 11/01/24 (b)	300,000	303,750

Corporate Bonds (continued)

	Principal Amount		Market Value

Pharmaceuticals (continued)
Mylan NV,
3.95%, 06/15/26 (b)		$1,135,000	$1,062,188
5.25%, 06/15/46 (b)		510,000	470,369
Perrigo Co. plc,
4.00%, 11/15/23		620,000	614,617
Shire Acquisitions Investments Ireland DAC,
1.90%, 09/23/19		575,000	567,710
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 07/21/21		340,000	325,274
2.80%, 07/21/23		295,000	279,244

			3,976,945

Real Estate Management & Development 0.1%
Dubai Holding Commercial Operations MTN Ltd.,
6.00%, 02/01/17	GBP	300,000	$369,934

Road & Rail 0.1%
Ashtead Capital, Inc.,
5.63%, 10/01/24 (b)		$290,000	303,775
Lima Metro Line 2 Finance Ltd.,
5.88%, 07/05/34 (b)		62,000	65,410

			369,185

Semiconductors & Semiconductor Equipment 0.2%
Advanced Micro Devices, Inc.,
7.50%, 08/15/22		275,000	297,687
Micron Technology, Inc.,
5.25%, 08/01/23 (b)		400,000	401,500

			699,187

Software 0.1%
Oracle Corp.,
1.90%, 09/15/21		340,000	332,246

Specialty Retail 0.5%
AutoNation, Inc.,
4.50%, 10/01/25		385,000	389,498
CST Brands, Inc.,
5.00%, 05/01/23		275,000	283,937
Guitar Center, Inc.,
6.50%, 04/15/19 (b)		345,000	313,088
L Brands, Inc.,
5.63%, 02/15/22		250,000	266,875
Penske Automotive Group, Inc.,
5.50%, 05/15/26		300,000	296,250

			1,549,648

Supranational 0.1%
Ukreximbank Via Biz Finance plc,
Reg. S, 9.63%, 04/27/22		300,000	293,250

20

Statement of Investments (Continued)

December 31, 2016

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Technology Hardware, Storage & Peripherals 0.9%
Hewlett Packard Enterprise Co.,
2.45%, 10/05/17	$965,000	$970,365
6.20%, 10/15/35 (d)	480,000	488,784
NCR Corp.,
6.38%, 12/15/23	375,000	403,125
Seagate HDD Cayman,
4.75%, 06/01/23 (d)	640,000	634,400

		2,496,674

Textiles, Apparel & Luxury Goods 0.2%
Hanesbrands, Inc.,
4.88%, 05/15/26 (b)(d)	300,000	293,250
Wolverine World Wide, Inc.,
5.00%, 09/01/26 (b)	265,000	255,062

		548,312

Thrifts & Mortgage Finance 0.3%
MGIC Investment Corp.,
5.75%, 08/15/23	300,000	312,750
Quicken Loans, Inc.,
5.75%, 05/01/25 (b)(d)	625,000	607,813

		920,563

Tobacco 0.4%
Altria Group, Inc.,
9.25%, 08/06/19	294,000	346,912
9.95%, 11/10/38	55,000	93,370
10.20%, 02/06/39	272,000	471,061
Reynolds American, Inc.,
6.88%, 05/01/20	315,000	357,709

		1,269,052

Trading Companies & Distributors 0.2%
United Rentals North America, Inc.,
4.63%, 07/15/23	310,000	316,200
5.50%, 05/15/27 (d)	125,000	124,063

		440,263

Transportation Infrastructure 0.2%
Aeropuertos Dominicanos Siglo XXI SA,
9.75%, 11/13/19 (b)	225,000	234,000
ENA Norte Trust,
4.95%, 04/25/23 (b)	202,430	209,515

		443,515

Wireless Telecommunication Services 2.0%
America Movil SAB de CV,
5.00%, 10/16/19	460,000	492,976
Digicel Group Ltd.,
7.13%, 04/01/22 (b)	895,000	694,287

Corporate Bonds (continued)

	Principal Amount		Market Value

Wireless Telecommunication Services (continued)
Digicel Ltd.,
6.75%, 03/01/23 (b)(d)		$925,000	$834,008
Inmarsat Finance plc,
6.50%, 10/01/24 (b)		525,000	532,875
MTN Mauritius Investment Ltd.,
6.50%, 10/13/26 (b)		265,000	261,025
Sprint Communications, Inc.,
9.00%, 11/15/18 (b)		240,000	264,600
7.00%, 08/15/20 (d)		335,000	355,137
Sprint Corp.,
7.88%, 09/15/23 (d)		465,000	496,388
Sprint Spectrum Co. LLC,
3.36%, 09/20/21 (b)		430,000	430,804
T-Mobile USA, Inc.,
6.63%, 04/28/21		245,000	255,718
6.50%, 01/15/26 (d)		155,000	167,594
Vodafone Group plc,
5.45%, 06/10/19		910,000	980,635

			5,766,047

Total Corporate Bonds (cost $123,740,742)			124,278,135

Foreign Government Securities 11.9%
ANGOLA 0.1%
Republic of Angola,
Reg. S, 7.00%, 08/16/19		171,875	173,881
9.50%, 11/12/25 (b)		245,000	236,493

			410,374

ARGENTINA 0.9%
Republic of Argentina,
22.75%, 03/05/18	ARS	7,960,000	507,623
21.20%, 09/19/18		8,558,000	547,822
6.25%, 04/22/19 (b)		$125,000	133,438
7.50%, 04/22/26 (b)		150,000	157,500
0.00%, 12/15/35 (a)		890,000	81,880
2.29%, 12/31/38 (c)	EUR	480,000	281,184
Provincia de Buenos Aires,
Reg. S, 9.38%, 09/14/18		$250,000	275,000
9.95%, 06/09/21 (b)		200,000	225,500
7.88%, 06/15/27 (b)		160,000	157,792

			2,367,739

AUSTRALIA 0.4%
Queensland Treasury Corp.,
Reg. S, 5.50%, 06/21/21	AUD	1,592,000	1,293,826

BAHRAIN 0.1%
Bahrain Government Bond,
6.00%, 09/19/44 (b)		$350,000	285,600

21

Statement of Investments (Continued)

December 31, 2016

NVIT Multi Sector Bond Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount		Market Value

BELGIUM 0.2%
Kingdom of Belgium,
Reg. S, 1.60%, 06/22/47 (b)	EUR	609,501	$644,696

BRAZIL 1.4%
Federative Republic of Brazil,
10.00%, 01/01/18	BRL	1,100,000	333,563
4.88%, 01/22/21		$530,000	545,900
10.00%, 01/01/25	BRL	4,308,000	1,229,296
4.25%, 01/07/25		$200,000	187,000
10.00%, 01/01/27	BRL	4,953,000	1,403,246
7.13%, 01/20/37		$205,000	213,712
5.63%, 02/21/47		155,000	136,013

			4,048,730

CANADA 0.6%
Canadian Government Bond,
2.25%, 06/01/25	CAD	1,010,000	788,690
3.50%, 12/01/45		270,000	249,890
Province of British Columbia Canada,
6.60%, 01/09/20 (b)	INR	8,800,000	131,860
Province of Quebec Canada,
4.50%, 12/01/20	CAD	650,000	539,176

			1,709,616

COLOMBIA 0.3%
Republic of Colombia,
4.38%, 07/12/21		$50,000	52,375
7.00%, 05/04/22	COP	906,300,000	306,236
2.63%, 03/15/23 (d)		$300,000	282,750
5.00%, 06/15/45		175,000	166,031

			807,392

CROATIA 0.5%
Republic of Croatia,
6.75%, 11/05/19 (b)(d)		455,000	493,675
Reg. S, 3.88%, 05/30/22	EUR	494,000	558,516
6.00%, 01/26/24 (b)(d)		$240,000	260,100

			1,312,291

ECUADOR 0.1%
Republic of Ecuador, 10.75%, 03/28/22 (b)		200,000	217,000

FRANCE 0.1%
France Government Bond OAT, Reg. S, 3.25%, 05/25/45	EUR	139,612	202,240

GERMANY 0.0%†
Federal Republic of Germany, Reg. S, 2.50%, 08/15/46		61,328	90,826

Foreign Government Securities (continued)

	Principal Amount		Market Value

GHANA 0.1%
Republic of Ghana, 7.88%, 08/07/23 (b)		$270,000	$265,388

HUNGARY 0.5%
Republic of Hungary, 4.13%, 02/19/18		240,000	245,525
2.50%, 10/27/21	HUF	169,590,000	599,133
5.50%, 06/24/25		179,070,000	729,160

			1,573,818

INDONESIA 1.2%
Republic of Indonesia, 3.70%, 01/08/22 (b)		$200,000	200,449
3.38%, 04/15/23 (b)		260,000	253,625
5.88%, 01/15/24 (b)		100,000	110,330
4.75%, 01/08/26 (b)		200,000	206,457
4.35%, 01/08/27 (b)		310,000	310,658
3.75%, 06/14/28 (b)	EUR	455,000	486,946
8.75%, 05/15/31	IDR	1,975,000,000	152,752
8.25%, 05/15/36		14,839,000,000	1,106,936
5.25%, 01/08/47 (b)		$305,000	304,122
Perusahaan Penerbit SBSN Indonesia III, 4.55%, 03/29/26 (b)		245,000	246,225
Pertamina Persero PT, 4.30%, 05/20/23 (b)		150,000	149,188

			3,527,688

IRELAND 0.1%
Republic of Ireland, Reg. S, 1.00%, 05/15/26	EUR	155,000	166,688

ITALY 0.2%
Italy Buoni Poliennali Del Tesoro, 1.50%, 06/01/25		430,000	450,347

IVORY COAST 0.1%
Republic of Cote d’Ivoire, 5.75%, 12/31/32 (b)(c)		$316,800	292,796

KAZAKHSTAN 0.2%
Republic of Kazakhstan, 6.50%, 07/21/45 (b)		270,000	309,150
KazAgro National Management Holding JSC, 4.63%, 05/24/23 (b)		225,000	210,807

			519,957

KENYA 0.1%
Republic of Kenya, 5.88%, 06/24/19 (b)		250,000	255,468
6.88%, 06/24/24 (b)		150,000	141,433

			396,901

22

Statement of Investments (Continued)

December 31, 2016

NVIT Multi Sector Bond Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount		Market Value

MEXICO 0.7%
Petroleos Mexicanos, 4.63%, 09/21/23 (b)		$105,000	$102,144
5.63%, 01/23/46		355,000	294,650
6.75%, 09/21/47 (b)		220,000	207,856
United Mexican States, 6.50%, 06/09/22	MXN	6,100,000	284,110
4.00%, 10/02/23		$185,000	185,444
5.75%, 03/05/26	MXN	7,666,100	328,131
7.75%, 05/29/31		3,202,000	154,180
10.00%, 11/20/36		2,865,400	168,046
8.50%, 11/18/38		3,650,000	187,024

			1,911,585

MONGOLIA 0.1%
Mongolia Government Bond, 4.13%, 01/05/18 (b)		$100,000	96,750
5.13%, 12/05/22 (b)		250,000	213,131

			309,881

NETHERLANDS 0.2%
Netherlands Government Bond, Reg. S, 2.50%, 01/15/33 (b)	EUR	500,000	672,003

PERU 0.2%
Peruvian Government International Bond, 8.20%, 08/12/26 (b)	PEN	1,437,000	482,181

POLAND 0.1%
Republic of Poland, 2.50%, 07/25/26	PLN	1,900,000	412,496

QATAR 0.1%
State of Qatar, 4.63%, 06/02/46 (b)		$390,000	389,510

ROMANIA 0.2%
Romania Government Bond, 5.80%, 07/26/27	RON	1,710,000	465,563

RUSSIA 0.7%
Russian Federal Bond — OFZ, 6.20%, 01/31/18	RUB	27,500,000	438,288
7.50%, 02/27/19		27,935,000	450,170
7.00%, 08/16/23		36,154,000	553,137
7.05%, 01/19/28		22,010,000	328,008
Russian Federal Bond,
Reg. S, 4.75%, 05/27/26		$200,000	204,690
Russian Federal Bond — Eurobond,
Reg. S, 5.00%, 04/29/20		100,000	106,115

			2,080,408

Foreign Government Securities (continued)

	Principal Amount		Market Value

SAUDI ARABIA 0.1%
Saudi Arabia Government Bond,
3.25%, 10/26/26 (b)		$305,000	$289,147

SERBIA 0.1%
Republic of Serbia,
7.25%, 09/28/21 (b)		195,000	217,425

SLOVENIA 0.1%
Republic of Slovenia,
Reg. S, 4.63%, 09/09/24	EUR	157,000	215,947

SOUTH AFRICA 0.3%
Republic of South Africa,
4.30%, 10/12/28		$390,000	361,725
7.00%, 02/28/31	ZAR	5,200,000	309,725
8.75%, 01/31/44		3,015,007	200,762

			872,212

SPAIN 0.3%
Kingdom of Spain,
Reg. S, 1.30%, 10/31/26 (b)	EUR	440,000	459,909
Reg. S, 5.15%, 10/31/28 (b)		300,000	437,472

			897,381

SRI LANKA 0.2%
Democratic Socialist Republic of Sri Lanka,
6.25%, 10/04/20 (b)		$150,000	153,751
Reg. S, 6.25%, 07/27/21		400,000	405,922

			559,673

SWEDEN 0.2%
Sweden Government Bond,
1.00%, 11/12/26	SEK	5,600,000	640,717

TURKEY 0.3%
Republic of Turkey,
7.00%, 06/05/20		$405,000	434,857
8.00%, 03/12/25	TRY	1,589,000	376,199

			811,056

UKRAINE 0.2%
Ukraine Government Bond,
Reg. S, 7.75%, 09/01/20		$290,000	285,958
Reg. S, 7.75%, 09/01/21		155,000	151,351

			437,309

UNITED KINGDOM 0.4%
United Kingdom Gilt,
Reg. S, 4.75%, 12/07/30	GBP	133,000	230,162
Reg. S, 4.25%, 06/07/32		350,000	585,552
Reg. S, 3.50%, 01/22/45		175,000	292,104

			1,107,818

23

Statement of Investments (Continued)

December 31, 2016

NVIT Multi Sector Bond Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount	Market Value

VENEZUELA 0.1%
Bolivarian Republic of Venezuela,
Reg. S, 7.75%, 10/13/19	$770,000	$427,350

ZAMBIA 0.1%
Republic of Zambia,
8.50%, 04/14/24 (b)	200,000	195,114

Total Foreign Government Securities (cost $34,593,237)		33,978,689

Loan Participations 8.4%
Aerospace & Defense 0.5%
Transdigm, Inc., 1st Lien Tranche D Term Loan, 3.98%, 06/04/21	1,460,630	1,470,445

Automobiles 0.2%
Navistar, Inc., Tranche B Term Loan, 6.50%, 08/07/20	698,237	706,267

Chemicals 0.9%
MacDermid, Inc., Term loan, 5.00%, 06/07/23	1,220,976	1,235,787
PQ CORP., 1st Lien Term Loan, 5.25%, 11/04/22	1,348,233	1,364,250

		2,600,037

Commercial Services & Supplies 0.6%
Energysolutions LLC, Term Loan, 6.75%, 05/29/20	241,134	242,641
WideOpenWest Finance LLC, Term Loan B, 4.50%, 08/11/23	1,441,388	1,455,542

		1,698,183

Consumer Products 0.4%
Party City Holdings Inc., 1st Lien Tranche B Term Loan, 4.20%, 08/19/22	1,256,052	1,266,653

Diversified Telecommunication Services 0.4%
Sable International Finance Ltd., Term Loan B1, 5.75%, 12/31/22	650,000	657,722
Windstream Corp., Term Loan B, 4.75%, 03/29/21	130,727	131,544
Windstream Services LLC, 1st Lien, Term Loan, 0.00%, 03/18/21	394,000	394,493

		1,183,759

Loan Participations (continued)

	Principal Amount	Market Value

Electric Utilities 0.2%
Vistra Operations Co. LLC, Term Loan, 5.00%, 08/04/23	$570,000	$576,504
Vistra Operations Co. LLC, Term Loan C, 5.00%, 08/04/23	130,000	131,483

		707,987

Equity Real Estate Investment Trusts 0.2%
Communications Sales & Leasing Term Loan B, 4.50%, 10/24/22	483,788	490,319

Healthcare Providers and Services 0.5%
CHG Healthcare Services, Inc., Term Loan B, 4.75%, 06/07/23	1,441,369	1,456,143

Hotels, Restaurants & Leisure 0.4%
Scientific Games International, Inc., Term Loan, 6.00%, 10/18/20	997,429	1,010,107

Insurance 0.5%
Asurion LLC, 1st Lien Term Loan B5, 4.75%, 11/03/23	1,446,375	1,466,263

IT Services 0.5%
First Data Corp., Term Loan, 3.76%, 03/24/21	1,427,779	1,443,841

Media 1.1%
Cengage Learning Inc.,1st Lien Tranche B Term Loan, 5.25%, 05/27/23	1,368,125	1,329,010
IMG Worldwide, Inc., 1st Lien Term Loan, 5.25%, 05/06/21	249,533	251,873
McGraw-Hill Global Education Holding LLC, 1st Lien Term Loan, 5.00%, 05/02/22	1,358,175	1,358,392
tronc, Inc., Term Loan, 5.75%, 08/04/21	146,942	146,391

		3,085,666

Oil, Gas & Consumable Fuels 0.3%
Chesapeake Energy, Term loan, 8.50%, 08/23/21	500,000	543,540
Jonah Energy LLC, 2nd Lien Term Loan, 7.50%, 05/12/21	245,000	229,891

		773,431

24

Statement of Investments (Continued)

December 31, 2016

NVIT Multi Sector Bond Fund (Continued)

Loan Participations (continued)

	Principal Amount	Market Value

Road & Rail 0.1%
Neff Rental LLC, 2nd Lien Term Loan, 7.54%, 06/09/21	$206,805	$205,126

Software 0.4%
Dell Inc., Term Loan B 2016, 4.02%, 06/02/23	1,000,000	1,016,470

Specialty Retail 0.6%
J Crew Group Initial Loan, 1st Lien Term Loan, 4.00%, 03/05/21	153,817	86,714
Jo-Ann Stores Holdings, Inc., Term Loan, 6.26%, 10/20/23	320,000	322,134
Petco Animal Supplies, Inc., 1st Lien Tranche B Term Loan, 5.00%, 01/26/23	1,363,133	1,368,981

		1,777,829

Supermarkets 0.5%
Albertson’s LLC Repriced, Term Loan B4, 4.50%, 08/25/21	1,425,000	1,440,732

Technology 0.1%
BMC Software Finance, Inc., 1st Lien Term Loan, 5.00%, 09/10/20	148,022	147,652

Total Loan Participation (cost $23,844,137)		23,946,910

Mortgage-Backed Securities 11.8%
FHLMC Gold Pool
Pool# C90381 7.50%, 11/01/20	149	158
Pool# C00712 6.50%, 02/01/29	3,922	4,430
Pool# J32653 3.50%, 08/01/30	88,853	92,762
Pool# C41531 8.00%, 08/01/30	1,351	1,426
Pool# J32749 3.50%, 09/01/30	78,257	82,042
Pool# C42327 8.00%, 09/01/30	805	915
Pool# C01104 8.00%, 12/01/30	7,669	9,401
Pool# C49587 8.00%, 03/01/31	16,033	16,894

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# C50477 8.00%, 04/01/31	$12,077	$12,567
Pool# C53381 8.00%, 06/01/31	1,183	1,187
Pool# C69951 6.50%, 08/01/32	17,809	20,115
Pool# G60085 5.50%, 06/01/41	236,988	267,311
Pool# Q20545 3.50%, 07/01/43	341,353	351,448
Pool# G07787 4.00%, 08/01/44	525,353	555,510
Pool# Q36101 4.00%, 09/01/45	390,938	412,967
Pool# Q37249 3.50%, 11/01/45	387,908	398,920
Pool# Q38896 4.00%, 02/01/46	935,152	988,016
Pool# Q39379 4.50%, 03/01/46	149,769	161,931
Pool# G08706 3.50%, 05/01/46	1,031,525	1,057,136
FNMA Pool
Pool# FN0004 3.62%, 12/01/20	133,485	140,456
Pool# AM9378 3.13%, 07/01/25	317,229	322,762
Pool# AN0571 3.10%, 01/01/26	375,000	379,226
Pool# AN2259 2.55%, 07/01/26	297,921	290,006
Pool# 540017 8.00%, 05/01/30	1,177	1,181
Pool# AZ4471 3.50%, 07/01/30	155,636	162,402
Pool# AZ6158 3.50%, 09/01/30	52,699	55,225
Pool# AL6344 5.00%, 02/01/31	29,480	32,171
Pool# 564993 7.50%, 03/01/31	7,371	7,563
Pool# 606566 7.50%, 10/01/31	3,231	3,361
Pool# 642656 7.00%, 07/01/32	5,096	5,149
Pool# AB0047 4.50%, 04/01/35	403,442	437,557
Pool# 886574 3.15%, 08/01/36 (a)	53,060	56,463
Pool# 888817 5.50%, 08/01/37	117,124	131,164
Pool# 995049 5.50%, 02/01/38	179,831	201,477

25

Statement of Investments (Continued)

December 31, 2016

NVIT Multi Sector Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# AL1104 5.50%, 02/01/38	$206,181	$231,285
Pool# 257231 5.50%, 06/01/38	162,932	182,017
Pool# AE0811 6.00%, 09/01/39	47,947	54,298
Pool# AC9581 5.50%, 01/01/40	59,529	66,995
Pool# AL5814 5.50%, 07/01/40	568,745	638,142
Pool# AS4991 3.50%, 05/01/45	1,210,472	1,244,525
Pool# AY4204 3.50%, 05/01/45	582,392	598,756
Pool# AS5207 4.00%, 06/01/45	931,490	982,581
Pool# AZ9821 3.50%, 09/01/45	388,988	399,015
Pool# AL7441 3.50%, 10/01/45	275,575	282,662
Pool# BC0302 4.50%, 03/01/46	450,964	490,032
Pool# AS6938 4.00%, 04/01/46	1,519,994	1,607,497
Pool# AS7545 3.50%, 07/01/46	1,008,332	1,034,451
Pool# AS8204 3.50%, 10/01/46	685,142	704,585
Pool# MA2772 3.50%, 10/01/46	911,010	934,610
Pool# MA2833 3.00%, 12/01/46	3,589,348	3,567,475
FNMA TBA
3.00%, 01/25/32	680,000	697,797
3.00%, 01/25/47	3,470,000	3,447,146
3.50%, 01/25/47	4,345,000	4,453,285
4.00%, 01/25/47	2,190,000	2,302,366
4.50%, 01/25/47	509,000	547,473
GNMA II Pool
Pool# 082468 2.00%, 01/20/40 (a)	182,239	188,700
Pool# 082483 2.00%, 02/20/40 (a)	65,267	67,445
Pool# 082520 2.13%, 04/20/40 (a)	100,320	102,995
Pool# 082570 3.50%, 06/20/40 (a)	4,968	5,226
Pool# MA1161 5.50%, 07/20/43	87,551	96,894
Pool# MA1289 5.50%, 09/20/43	189,783	212,378
Pool# 710035 5.39%, 12/20/59	99,263	101,319

Mortgage-Backed Securities (continued)

	Principal Amount		Market Value

GNMA II Pool (continued)
Pool# 725640 5.29%, 05/20/60		$157,604	$164,706
Pool# 710065 4.81%, 02/20/61		457,910	474,543
Pool# 773443 5.06%, 04/20/62		176,628	184,886
Pool# 766552 4.81%, 05/20/62		112,664	117,649
Pool# 765227 4.56%, 11/20/62		705,674	742,489
Pool# AC0942 4.66%, 01/20/63		25,356	27,196
Pool# AC0934 4.70%, 01/20/63		73,834	79,199
Pool# AJ4785 4.70%, 08/20/64		205,333	213,406

Total Mortgage-Backed Securities (cost $34,293,951)			33,907,323

Municipal Bonds 0.5%
Georgia 0.5%
Municipal Electric Authority of Georgia, RB
Series A, 6.64%, 04/01/57		675,000	831,141
Series A, 7.06%, 04/01/57		440,000	498,797

Total Municipal Bonds (cost $1,116,318)			1,329,938

Supranational 1.3%
Banque Ouest Africaine de Developpement, 5.50%, 05/06/21(b)		560,000	575,400
Black Sea Trade & Development Bank, 4.88%, 05/06/21(b)		420,000	437,430
Eastern and Southern African Trade and Development Bank, 6.38%, 12/06/18		320,000	331,456
Inter-American Development Bank
7.25%, 07/17/17	IDR	9,410,000,000	691,692
7.00%, 02/04/19		1,000,000,000	73,415
International Bank for Reconstruction & Development
6.38%, 08/07/18	INR	10,000,000	149,411
3.50%, 01/22/21	NZD	488,000	340,090
3.00%, 10/19/26	AUD	461,000	323,000

26

Statement of Investments (Continued)

December 31, 2016

NVIT Multi Sector Bond Fund (Continued)

Supranational (continued)

	Principal Amount		Market Value

International Finance Corp., 6.45%, 10/30/18	INR	50,050,000	$744,250

Total Supranational (cost $3,802,954)			3,666,144

U.S. Government Agency Security 0.1%
FHLMC 5.13%, 11/17/17		$265,000	274,604

Total U.S. Government Agency Security (cost $267,123)			274,604

U.S. Treasury Obligations 8.8%
U.S. Treasury Bonds
2.50%, 05/15/46		2,505,000	2,226,123
2.25%, 08/15/46 (d)		3,135,000	2,635,971
U.S. Treasury Notes
1.25%, 12/31/18		1,685,000	1,686,712
1.38%, 12/15/19		850,000	847,975
1.75%, 11/30/21		5,355,000	5,315,046
2.00%, 12/31/21		185,000	185,679
2.13%, 11/30/23 (d)		1,275,000	1,266,533
1.50%, 08/15/26 (d)(i)		8,370,000	7,698,115
2.00%, 11/15/26 (d)		3,365,000	3,237,628

Total U.S. Treasury Obligations (cost $25,869,285)			25,099,782

Common Stocks 0.1%

	Shares

Energy Equipment & Services 0.0%†
Templar Energy LLC * (j)		6,672	39,365

Oil, Gas & Consumable Fuels 0.1%
Pacific Exploration and Production Corp. * (j)		5,162	225,796

Wireless Telecommunication Services 0.0%†
NII Holdings, Inc. *		20,137	43,294

Total Common Stocks (cost $558,067)			308,455

Preferred Stock 0.0%†
Energy Equipment & Services 0.0%†
Templar Energy LLC, 0.00%, * (j)(k)		4,172	41,720

Total Preferred Stock (cost $41,720)			41,720

Repurchase Agreements 1.9%

	Principal Amount	Market Value

Bank of America NA, 0.50%, dated 12/30/16, due 01/03/17, repurchase price $1,000,056, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $1,020,000. (l)(m)	$1,000,000	$1,000,000
BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $1,000,054, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 01/05/17 - 08/01/46; total market value $1,020,000. (l)(m)	1,000,000	1,000,000
ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $3,557,386, collateralized by U.S. Government Agency Securities, ranging from 2.24% - 4.00%, maturing 11/01/26 - 05/01/46; total market value $3,628,332. (l)(m)	3,557,188	3,557,188

Total Repurchase Agreements (cost $5,557,188)		5,557,188

Total Investments (cost $281,129,449) (n) — 97.9%		280,131,180
Other assets in excess of liabilities — 2.1%		5,911,896

NET ASSETS — 100.0%		$286,043,076

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2016. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2016 was $73,813,538 which represents 25.80% of net assets.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2016.

27

Statement of Investments (Continued)

December 31, 2016

NVIT Multi Sector Bond Fund (Continued)

(d)	The security or a portion of this security is on loan at December 31, 2016. The total value of securities on loan at December 31, 2016 was $21,376,045, which was collateralized by repurchase agreements with a total value of $5,557,188 and $16,461,648 of collateral in the form of Government Treasury and Agency Securities, interest rates ranging from 0.00% - 13.06%, and maturity dates ranging from 01/15/17 - 11/20/66, a total value of $22,018,836.

(e)	PIK - Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.

(f)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2016. The maturity date reflects the next call date.
(g)	Security in default.

(h)	Illiquid security (unaudited).

(i)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(j)	Fair valued security.

(k)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of December 31, 2016.

(l)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2016 was $5,557,188.

(m)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(n)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

AS	Minimum Capital Public Traded Company

ASA	Stock Corporation

BV	Private Limited Liability Company

DAC	Designated Activity Company

FDIC	Federal Deposit Insurance Corporation

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GmbH	Limited Liability Company

GNMA	Government National Mortgage Association
IO	Interest Only (IO) strips are the interest portion of mortgage, Treasury or bond payments, which is separated and sold individually from the principal portion of those same payments.

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

MTN	Medium Term Note

NA	National Association

NV	Public Traded Company

OAO	Joint Stock Company

OAT	French Treasury Bond

OYJ	Public Traded Company

plc	Public Limited Company

RB	Revenue Bond

Reg.S	Regulation S - Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

SAB	Public Traded Company

SAB	de CV Public Traded Company

SpA	Limited Share Company

TBA	To Be Announced

Currency:
ARS	Argentina Peso

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

COP	Colombian Peso

EUR	Euro

GBP	Great British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

28

Statement of Investments (Continued)

December 31, 2016

NVIT Multi Sector Bond Fund (Continued)

INR	Indian Rupee

MXN	Mexican Peso

NZD	New Zealand Dollar

PEN	Peru Nuevo Sol

PLN	Poland New Zloty
RON	Romanian Leu

RUB	Russia Ruble

SEK	Swedish Krona

TRY	Turkish Lira

ZAR	South Africa Rand

At December 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
1	U.S. Treasury Ultra Bond	03/22/17	$160,250	$(1,221)

At December 31, 2016, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	Bank of America NA	01/31/17	(1,445,844)	$(1,035,110)	$(1,042,623)	$(7,513)
British Pound	Toronto Dominion Bank	01/31/17	(983)	(1,201)	(1,212)	(11)
British Pound	Toronto Dominion Bank	01/31/17	(209,800)	(256,358)	(258,763)	(2,405)
Canadian Dollar	Standard Chartered Bank	01/31/17	(1,189)	(876)	(886)	(10)
Canadian Dollar	Standard Chartered Bank	01/31/17	(2,186,383)	(1,609,830)	(1,628,972)	(19,142)
Euro	Bank of America NA	01/31/17	(475,290)	(495,314)	(501,067)	(5,753)
Euro	Bank of America NA	01/31/17	(922,180)	(961,032)	(972,195)	(11,163)
Euro	Bank of America NA	01/31/17	(9,363)	(9,758)	(9,871)	(113)
Hungarian Forint	JPMorgan Chase Bank	01/31/17	(52,975,312)	(178,389)	(180,484)	(2,095)
Hungarian Forint	JPMorgan Chase Bank	01/31/17	(108,243,728)	(364,501)	(368,781)	(4,280)
New Zealand Dollar	Toronto Dominion Bank	01/31/17	(1,862,291)	(1,283,174)	(1,292,442)	(9,268)
Norwegian Krone	Toronto Dominion Bank	01/31/17	(3,183,845)	(364,856)	(368,800)	(3,944)

Total Short Contracts				$(6,560,399)	$(6,626,096)	$(65,697)

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Japanese Yen	JPMorgan Chase Bank	01/31/17	103,989,944	$885,000	$891,213	$6,213
Mexican Peso	HSBC Bank plc	01/31/17	3,509,911	168,655	168,595	(60)
Mexican Peso	HSBC Bank plc	01/31/17	7,518,439	361,271	361,141	(130)

Total Long Contracts				$1,414,926	$1,420,949	$6,023

The accompanying notes are an integral part of these financial statements.

29

Statement of Assets and Liabilities

December 31, 2016

NVIT Multi Sector Bond Fund
Assets:
Investments, at value* (cost $275,572,261)	$274,573,992
Repurchase agreements, at value (cost $5,557,188)	5,557,188

Total Investments, at value (total cost $281,129,449)	280,131,180

Cash	27,553,982
Foreign currencies, at value (cost $66,576)	66,947
Interest receivable	2,772,231
Security lending income receivable	2,974
Receivable for investments sold	4,767,188
Receivable for capital shares issued	746,212
Reclaims receivable	2,718
Receivable for variation margin on futures contracts	987
Unrealized appreciation on forward foreign currency contracts (Note 2)	6,213
Prepaid expenses	519

Total Assets	316,051,151

Liabilities:
Payable for investments purchased	24,105,271
Payable for capital shares redeemed	9,614
Unrealized depreciation on forward foreign currency contracts (Note 2)	65,887
Payable upon return of securities loaned (Note 2)	5,557,188
Payable for capital gain country tax	281
Accrued expenses and other payables:
Investment advisory fees	148,248
Fund administration fees	11,602
Administrative servicing fees	36,081
Accounting and transfer agent fees	4,741
Deferred capital gain country tax	9,315
Custodian fees	1,530
Compliance program costs (Note 3)	304
Professional fees	33,482
Printing fees	18,070
Recoupment fees (Note 3)	3,606
Other	2,855

Total Liabilities	30,008,075

Net Assets	$286,043,076

Represented by:
Capital	$293,933,003
Accumulated undistributed net investment income	8,106,311
Accumulated net realized losses from investments, futures, forward and foreign currency transactions	(14,920,987)
Net unrealized appreciation/(depreciation) from investments†	(1,007,584)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,221)
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(59,674)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(6,772)

Net Assets	$286,043,076

*	Includes value of securities on loan of $21,376,045 (Note 2).
†	Net of $9,315 of deferred capital gain country tax.

30

Statement of Assets and Liabilities (Continued)

December 31, 2016

NVIT Multi Sector Bond Fund
Net Assets:
Class I Shares	$285,691,722
Class Y Shares	351,354

Total	$286,043,076

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	31,292,795
Class Y Shares	38,515

Total	31,331,310

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.13
Class Y Shares	$9.12

The accompanying notes are an integral part of these financial statements.

31

Statement of Operations

For the Year Ended December 31, 2016

NVIT Multi Sector Bond Fund
INVESTMENT INCOME:
Interest income	$13,247,995
Income from securities lending (Note 2)	90,002
Dividend income	24,308
Foreign tax withholding	(14,846)

Total Income	13,347,459

EXPENSES:
Investment advisory fees	1,742,168
Fund administration fees	139,052
Administrative servicing fees Class I Shares	418,069
Professional fees	58,046
Printing fees	28,980
Trustee fees	8,496
Custodian fees	10,975
Accounting and transfer agent fees	29,892
Compliance program costs (Note 3)	1,220
Recoupment fees (Note 3)	3,606
Other	15,493

Total Expenses	2,455,997

NET INVESTMENT INCOME	10,891,462

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions†	(2,172,429)
Net realized gains from futures transactions (Note 2)	42,058
Net realized gains from forward and foreign currency transactions (Note 2)	791,743

Net realized losses from investments, futures, forward and foreign currency transactions	(1,338,628)

Net change in unrealized appreciation/(depreciation) from investments ††	13,605,387
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(15,617)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(127,072)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	14,613

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	13,477,311

Net realized/unrealized gains from investments, futures, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	12,138,683

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$23,030,145

†	Net of capital gain country taxes of $11,537.
††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $9,315.

The accompanying notes are an integral part of these financial statements.

32

Statements of Changes in Net Assets

	NVIT Multi Sector Bond Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$10,891,462	$10,847,107
Net realized losses from investments, futures, forward and foreign currency transactions	(1,338,628)	(10,558,921)
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	13,477,311	(8,549,868)

Change in net assets resulting from operations	23,030,145	(8,261,682)

Distributions to Shareholders From:
Net investment income:
Class I	(9,056,563)	(5,707,304)
Class Y	(11,567)	(2,780)

Change in net assets from shareholder distributions	(9,068,130)	(5,710,084)

Change in net assets from capital transactions	2,965,280	(3,619,700)

Change in net assets	16,927,295	(17,591,466)

Net Assets:
Beginning of year	269,115,781	286,707,247

End of year	$286,043,076	$269,115,781

Accumulated undistributed net investment income at end of year	$8,106,311	$7,651,602

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$46,265,477	$29,461,062
Dividends reinvested	9,056,563	5,707,304
Cost of shares redeemed	(52,512,142)	(38,834,470)

Total Class I Shares	2,809,898	(3,666,104)

Class Y Shares
Proceeds from shares issued	180,804	64,855
Dividends reinvested	11,567	2,780
Cost of shares redeemed	(36,989)	(21,231)

Total Class Y Shares	155,382	46,404

Change in net assets from capital transactions	$2,965,280	$(3,619,700)

SHARE TRANSACTIONS:
Class I Shares
Issued	5,127,506	3,232,324
Reinvested	976,993	645,623
Redeemed	(5,804,798)	(4,322,934)

Total Class I Shares	299,701	(444,987)

Class Y Shares
Issued	19,787	7,285
Reinvested	1,249	314
Redeemed	(4,076)	(2,329)

Total Class Y Shares	16,960	5,270

Total change in shares	316,661	(439,717)

The accompanying notes are an integral part of these financial statements.

33

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi Sector Bond Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Year Ended December 31, 2016	$8.68	0.36	0.39	0.75	(0.30)	(0.30)	$9.13	8.65%		$285,691,722	0.88%	3.90%	0.88%	333.79%
Year Ended December 31, 2015	$9.12	0.34	(0.60)	(0.26)	(0.18)	(0.18)	$8.68	(2.89%	)	$268,928,575	0.89%	3.75%	0.89%	390.73%
Year Ended December 31, 2014	$9.07	0.32	0.02	0.34	(0.29)	(0.29)	$9.12	3.77%	(f)	$286,558,897	0.91%	3.46%	0.91%	395.27%
Year Ended December 31, 2013	$9.49	0.34	(0.44)	(0.10)	(0.32)	(0.32)	$9.07	(1.02%	)(f)	$259,538,834	0.93%	3.61%	0.94%	389.22%
Year Ended December 31, 2012	$8.67	0.35	0.71	1.06	(0.24)	(0.24)	$9.49	12.25%		$258,964,456	0.95%	3.81%	0.95%	375.23%

Class Y Shares
Year Ended December 31, 2016	$8.69	0.37	0.39	0.76	(0.33)	(0.33)	$9.12	8.73%		$351,354	0.73%	4.01%	0.73%	333.79%
Year Ended December 31, 2015	$9.11	0.36	(0.60)	(0.24)	(0.18)	(0.18)	$8.69	(2.67%	)	$187,206	0.74%	3.93%	0.74%	390.73%
Period Ended December 31, 2014 (g)	$9.41	0.23	(0.22)	0.01	(0.31)	(0.31)	$9.11	0.06%		$148,350	0.76%	3.58%	0.76%	395.27%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(g)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

34

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi Sector Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Flexible Fixed Income Fund.

The Fund currently offers Class I and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

35

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security

36

Notes to Financial Statements (Continued)

December 31, 2016

trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$8,954,569	$—	$8,954,569
Collateralized Mortgage Obligations	—	9,128,562	—	9,128,562
Commercial Mortgage-Backed Securities	—	9,659,161	—	9,659,161
Common Stocks
Energy Equipment & Services	—	39,365	—	39,365
Oil, Gas & Consumable Fuels	—	225,796	—	225,796
Wireless Telecommunication Services	43,294	—	—	43,294
Total Common Stocks	$43,294	$265,161	$—	$308,455
Corporate Bonds	—	124,278,135	—	124,278,135
Foreign Government Securities	—	33,978,689	—	33,978,689
Forward Foreign Currency Contracts	—	6,213	—	6,213
Loan Participations	—	23,946,910	—	23,946,910
Mortgage-Backed Securities	—	33,907,322	—	33,907,322
Municipal Bonds	—	1,329,938	—	1,329,938
Preferred Stock	—	41,720	—	41,720
Repurchase Agreements	—	5,557,188	—	5,557,188
Supranational	—	3,666,144	—	3,666,144
U.S. Government Agency Security	—	274,604	—	274,604
U.S. Treasury Obligations	—	25,099,783	—	25,099,783
Total Assets	$43,294	$280,094,099	$—	$280,137,393

Liabilities:
Forward Foreign Currency Contracts	$—	$(65,887)	$—	$(65,887)
Futures Contracts	(1,221)	—	—	(1,221)
Total Liabilities	$(1,221)	$(65,887)	$—	$(67,108)
Total	$42,073	$280,028,212	$—	$280,070,285

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

37

Notes to Financial Statements (Continued)

December 31, 2016

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Corporate Bonds	Total
Balance as of 12/31/15	$—	$—
Accrued Accretion/(Amortization)	—	—
Realized Gain/(Loss)	50	50
Change in Net Appreciation/(Depreciation)	—	—
Purchases*	—	—
Sales	(50)	(50)
Transfer Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/16	$—	$—
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held as of 12/31/16**	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

**	Included in the Statement of Operations under “Net change in unrealized appreciation/(depreciation) from investments.”

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency, to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency, and to express outright views on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward

38

Notes to Financial Statements (Continued)

December 31, 2016

foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts,” if applicable.

(d)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

39

Notes to Financial Statements (Continued)

December 31, 2016

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts Currency risk	Unrealized appreciation on forward foreign currency contracts	$6,213
Total		$6,213

Liabilities:
Forward Foreign Currency Contracts Currency risk	Unrealized depreciation on forward foreign currency contracts	$(65,887)
Futures Contracts (a) Interest rate risk	Unrealized depreciation from futures contracts	(1,221)
Total		$(67,108)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts Currency risk	$580,365
Futures Contracts Interest rate risk	42,058
Total	$622,423

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts Currency risk	$(127,072)
Futures Contracts Interest rate risk	(15,617)
Total	$(142,689)

The following tables provide a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$7,517,693
Average Settlement Value Sold	$10,141,455

Futures Contracts:
Average Notional Balance Long	$2,497,471
Average Notional Balance Short(a)	$4,816,438

(a)	The Fund entered into short futures contracts from January 1, 2016 through May 25, 2016.

40

Notes to Financial Statements (Continued)

December 31, 2016

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution. At December 31, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2016:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$6,213	$—	$6,213
Total	$6,213	$—	$6,213

Amounts designated as “—” are zero.

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amounts of Derivative Assets
JPMorgan Chase Bank	$6,213	$(6,213)	$—	$—
Total	$6,213	$(6,213)	$—	$—

Amounts designated as “—” are zero.

41

Notes to Financial Statements (Continued)

December 31, 2016

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(65,887)	$—	$(65,887)
Total	$(65,887)	$—	$(65,887)

Amounts designated as “—” are zero.

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amounts of Derivative Liabilities
Bank of America NA	$(24,542)	$—	$—	$(24,542)
HSBC Bank PLC	(190)	—	—	(190)
JPMorgan Chase Bank	(6,375)	6,213	—	(162)
Standard Chartered Bank	(19,152)	—	—	(19,152)
Toronto Dominion Bank	(15,628)	—	—	(15,628)
Total	$(65,887)	$6,213	$—	$(59,674)

Amounts designated as “—” are zero.

(e)	Securities Lending

During the year ended December 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2016, were $5,557,188, which was comprised of cash.

42

Notes to Financial Statements (Continued)

December 31, 2016

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to note (d) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(f)	Joint Repurchase Agreements

During the year ended December 31, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $200,011,111, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $100,005,444, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% – 7.50%, maturing 01/05/17 – 08/01/46; total market value $102,000,004.

ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $350,019,444, collateralized by U.S. Government Agency Securities, ranging from 2.24% – 4.00%, maturing 11/01/26 – 05/01/46; total market value $357,000,001.

43

Notes to Financial Statements (Continued)

December 31, 2016

At December 31, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America N.A.	$1,000,000	$—	$1,000,000	$(1,000,000)	$—
BNP Paribas Securities Corp.,	1,000,000	—	1,000,000	(1,000,000)	—
ML Pierce Fenner & Smith, Inc.	3,557,188	—	3,557,188	(3,557,188)	—
Total	$5,557,188	$—	$5,557,188	$(5,557,188)	$—

Amounts designated as “—” are zero.

*	At December 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income is recorded on the ex-dividend date, and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to foreign currency gain/loss and paydown reclass. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

44

Notes to Financial Statements (Continued)

December 31, 2016

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized losses from investments, futures, forward and foreign currency transactions
$(2)	$(1,368,623)	$1,368,625

(i)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Logan Circle Partners, LP (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

45

Notes to Financial Statements (Continued)

December 31, 2016

Effective May 1, 2016, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.625%
$200 million up to $500 million	0.60%
$500 million and more	0.575%

Prior to May 1, 2016, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.645%
$200 million up to $500 million	0.62%
$500 million and more	0.595%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate was 0.62%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.78% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA.

Pursuant to the Expense Limitation Agreement, during the year ended December 31, 2016, the Fund reimbursed NFA in the amount of $3,606.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

46

Notes to Financial Statements (Continued)

December 31, 2016

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $139,052 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $1,220.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% for Class I shares, for a total amount of $418,069.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $885,379,573 and sales of $884,209,928 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

47

Notes to Financial Statements (Continued)

December 31, 2016

For the year ended December 31, 2016, the Fund had purchases of $203,449,849 and sales of $192,768,810 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Bank Loans

The bank loans in which the Fund invests are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Fund, to increased credit risk.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Credit and Emerging Markets

Investments in emerging market instruments are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher-rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less-liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into

48

Notes to Financial Statements (Continued)

December 31, 2016

indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,068,130	$—	$9,068,130	$—	$9,068,130

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$5,710,084	$—	$5,710,084	$—	$5,710,084

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$8,324,976	$—	$8,324,976	$(14,788,564)	$(1,426,339)	$(7,889,927)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

49

Notes to Financial Statements (Continued)

December 31, 2016

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$281,378,136	$5,083,737	$(6,330,693)	$(1,246,956)

As of December 31, 2016, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$7,509,808	2017
$7,278,756	Unlimited

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

50

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi Sector Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi Sector Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of securities and securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

51

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

52

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

53

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

54

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

55

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

56

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

57

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

58

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

59

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

60

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

61

Annual Report

December 31, 2016

NVIT Bond Index Fund

AR-BDX 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

Fund Commentary	NVIT Bond Index Fund

For the annual period ended December 31, 2016, the NVIT Bond Index Fund (Class Y) returned 2.40% versus 2.65% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 32 funds as of December 31, 2016) was 4.26% for the same time period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The optimism that characterized the U.S. equity market at the beginning of the year quickly gave way to nervousness and fear as a number of major global events combined to reduce expectations for overall economic growth, sending investors on a search for relative safety. In the first half of the year, risk aversion was driven by political revolutions in Egypt and Libya. Later in the year, headlines were dominated by the sovereign debt crisis in Europe and the Treasury downgrade and unproductive budget debate in the U.S., keeping equity investors on edge. China’s economy continued to be a focus as its slowing rate of growth and monetary policy tightening had global implications. In the U.S., these concerns were somewhat offset by double-digit corporate earnings growth, attractive valuations and improving domestic economic data in the fourth quarter. U.S. equities rallied to end the year in positive territory, outperforming most international markets for the period.

The Consumer Discretionary sector was particularly strong, with positive contributions from a diverse array of holdings, including Cendant, Liberty Media, Abercrombie & Fitch and Blockbuster. Health Care also offered positive contributors such as Pfizer, Wyeth and HCA. A significant underweight in the Utilities sector was the largest positive contributor from a sector allocation perspective.

Weak security selections were the primary driver of underperformance for the year. There were few significant negative areas in the Fund during the year. In stock selection, the Energy sector subtracted value with the largest negative contribution from holding Transocean Inc. Information technology represented the single largest underperforming sector. Also detracting from performance were a number of select holdings in the health care sector, which includes companies such as pharmaceutical distributor Cardinal Health.

The Fund held futures as a method of managing duration. During the year, these securities had a negligible impact on returns.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Scott Radell and Karen Uyehara

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk. The Fund also is subject to the risks of investing in foreign securities (which may be volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	NVIT Bond Index Fund

Asset Allocation†

U.S. Treasury Obligations	36.4%
Mortgage-Backed Securities	28.1%
Corporate Bonds	26.3%
Short-Term Investments	2.9%
Foreign Government Securities	2.2%
U.S. Government Agency Securities	2.0%
Supranational	1.3%
Commercial Mortgage-Backed Securities	1.0%
Municipal Bonds	0.9%
Collateralized Mortgage Obligations	0.6%
Repurchase Agreements	0.6%
Asset-Backed Securities	0.5%
Liabilities in excess of other assets	(2.8)%
100.0%

Top Industries††

Banks	3.9%
Oil, Gas & Consumable Fuels	2.5%
Capital Markets	1.5%
Electric Utilities	1.5%
Diversified Telecommunication Services	1.1%
Pharmaceuticals	1.0%
Media	1.0%
Consumer Finance	0.9%
Equity Real Estate Investment Trusts (REITs)	0.7%
Insurance	0.7%
Other Industries*	85.2%
100.0%

Top Holdings††

Fidelity Investments Money Market Prime Money Market Portfolio — Institutional Class	2.8%
FNMA TBA, 3.00%, 01/25/47	2.3%
GNMA II TBA, 3.00%, 01/15/47	1.7%
FHLMC Gold Pool TBA, 3.00%, 01/15/47	1.4%
U.S. Treasury Notes, 1.75%, 03/31/22	1.1%
U.S. Treasury Notes, 1.38%, 03/31/20	1.1%
U.S. Treasury Notes, 3.50%, 05/15/20	0.9%
U.S. Treasury Notes, 2.88%, 03/31/18	0.9%
FNMA TBA, 2.50%, 01/25/32	0.8%
U.S. Treasury Notes, 2.00%, 08/15/25	0.8%
Other Holdings*	86.2%
100.0%

Objective

The Fund seeks to match the performance of the Bloomberg Barclays U.S. Aggregate Bond Index as closely as possible before the deduction of Fund expenses.

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Percentages indicated are based upon total investments as of December 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

Fund Performance	NVIT Bond Index Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	Inception
Class I	2.26%	N/A	2.04%	[2]
Class Y	2.40%	2.02%	4.05%	[3]
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	3.16%
CPI	2.07%	1.36%	1.62%

N/A — Not Applicable.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

[3]	Since inception date of April 19, 2007.

Expense Ratios

Expense Ratio^
Class I	0.39%
Class Y	0.24%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	NVIT Bond Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Bond Index Fund since inception through 12/31/16 versus performance of the Bloomberg Barclays (BbgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	NVIT Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016)

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Bond Index Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	972.00	1.88	0.38
	Hypothetical	(a)(b)	1,000.00	1,023.23	1.93	0.38
Class Y Shares	Actual	(a)	1,000.00	972.50	1.14	0.23
	Hypothetical	(a)(b)	1,000.00	1,023.98	1.17	0.23

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

December 31, 2016

NVIT Bond Index Fund

Asset-Backed Securities 0.5%

	Principal Amount	Market Value

Airlines 0.1%
American Airlines Pass Through Trust, Series 2013-2, Class A, 4.95%, 01/15/23	$399,557	$426,028
Continental Airlines Pass Through Trust, Series 2012-1, Class A, 4.15%, 04/11/24	289,707	297,674
United Airlines Pass Through Trust, Series 2013-1, Class A, 4.30%, 08/15/25	451,078	464,610

		1,188,312

Automobiles 0.0%†
Carmax Auto Owner Trust, Series 2016-3, Class A3, 1.39%, 05/17/21	1,100,000	1,092,718

Credit Card 0.4%
Capital One Multi-Asset Execution Trust, Series 2015-A1, Class A1, 1.39%, 01/15/21	1,750,000	1,749,181
Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.75%, 11/19/21	4,500,000	4,480,178
Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90%, 10/17/22	1,750,000	1,742,579
Synchrony Credit Card Master Note Trust, Series 2013-1, Class A, 1.35%, 03/15/21	1,250,000	1,247,937

		9,219,875

Other 0.0%†
Florida Power & Light Co., 3.13%, 12/01/25	500,000	505,521

Total Asset-Backed Securities (cost $11,984,368)		12,006,426

Collateralized Mortgage Obligations 0.6%
FHLMC Multifamily Structured Pass Through Certificates
Series K003, Class A5, 5.09%, 03/25/19	400,000	424,499
Series K004, Class A1, 3.41%, 05/25/19	396,832	406,716
Series K006, Class A1, 3.40%, 07/25/19	249,123	254,923
Series K006, Class A2, 4.25%, 01/25/20	200,000	211,710
Series K713, Class A2, 2.31%, 03/25/20	1,000,000	1,012,017

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

FHLMC Multifamily Structured Pass Through Certificates (continued)
Series K014, Class A1, 2.79%, 10/25/20	$114,776	$116,644
Series K013, Class A2, 3.97%, 01/25/21 (a)	500,000	534,450
Series K020, Class A2, 2.37%, 05/25/22	1,500,000	1,502,645
Series K024, Class A2, 2.57%, 09/25/22	100,000	100,823
Series K026, Class A2, 2.51%, 11/25/22	900,000	903,370
Series K031, Class A2, 3.30%, 04/25/23 (a)	400,000	418,565
Series K033, Class A2, 3.06%, 07/25/23 (a)	950,000	980,479
Series K034, Class A2, 3.53%, 07/25/23 (a)	5,400,000	5,720,272
Series K038, Class A1, 2.60%, 10/25/23	296,940	301,827
Series K037, Class A2, 3.49%, 01/25/24	800,000	843,397

Total Collateralized Mortgage Obligations (cost $13,808,054)		13,732,337

Commercial Mortgage-Backed Securities 1.0%
Citigroup Commercial Mortgage Trust
Series 2014-GC25, Class AS, 4.02%, 10/10/47	1,500,000	1,556,098
Series 2016-P5, Class A4, 2.94%, 10/10/49	600,000	581,850
COMM Mortgage Trust
Series 2012-CR1, Class A3, 3.39%, 05/15/45	1,740,125	1,814,949
Series 2013-CR8, Class A5, 3.61%, 06/10/46 (a)	1,000,000	1,046,003
Series 2014-UBS2, Class A5, 3.96%, 03/10/47	1,500,000	1,579,399
Series 2014-UBS3, Class A4, 3.82%, 06/10/47	1,500,000	1,565,471
Series 2015-DC1, Class A5, 3.35%, 02/10/48	1,000,000	1,008,171
Series 2015-PC1, Class A5, 3.90%, 07/10/50	1,000,000	1,044,977
FNMA-ACES
Series 2013-M6, Class 1AC, 3.96%, 02/25/43 (a)	250,000	252,466
Series 2014-M6, Class A2, 2.68%, 05/25/21 (a)	250,000	253,004
GS Mortgage Securities Corp. II, Series 2015-GC30, Class A4, 3.38%, 05/10/50	1,500,000	1,521,863

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 05/10/45	$2,500,000	$2,603,802
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A3, 4.17%, 08/15/46	803,752	862,047
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4, 3.80%, 09/15/47	1,000,000	1,043,426
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10, Class A5, 4.08%, 07/15/46 (a)	500,000	534,700
Series 2015-C24, Class A4, 3.73%, 05/15/48	1,000,000	1,037,957
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A4, 3.54%, 05/15/48	1,500,000	1,540,543
WFRBS Commercial Mortgage Trust
Series 2013-C14, Class A5, 3.34%, 06/15/46	1,750,000	1,798,726
Series 2013-C15, Class A4, 4.15%, 08/15/46 (a)	1,175,000	1,260,749

Total Commercial Mortgage-Backed Securities (cost $23,011,848)		22,906,201

Corporate Bonds 26.3%
Aerospace & Defense 0.4%
Boeing Co. (The),
4.88%, 02/15/20	500,000	543,593
2.25%, 06/15/26	500,000	469,085
3.30%, 03/01/35	130,000	121,651
General Dynamics Corp.,
3.88%, 07/15/21	100,000	106,260
L-3 Communications Corp.,
5.20%, 10/15/19	500,000	537,783
3.95%, 05/28/24	257,000	261,383
Lockheed Martin Corp.,
2.90%, 03/01/25	500,000	489,513
3.55%, 01/15/26	250,000	255,428
3.60%, 03/01/35	110,000	104,500
4.07%, 12/15/42	393,000	387,911
4.70%, 05/15/46	250,000	271,932
Northrop Grumman Corp.,
3.50%, 03/15/21	500,000	518,771
4.75%, 06/01/43	250,000	272,375
Precision Castparts Corp.,
1.25%, 01/15/18	200,000	199,603
4.20%, 06/15/35	500,000	523,732

Corporate Bonds (continued)

	Principal Amount	Market Value

Aerospace & Defense (continued)
Raytheon Co.,
6.40%, 12/15/18	$206,000	$225,111
3.13%, 10/15/20	250,000	258,098
3.15%, 12/15/24	145,000	147,606
4.70%, 12/15/41	150,000	165,159
Textron, Inc.,
4.30%, 03/01/24	250,000	259,317
United Technologies Corp.,
4.50%, 04/15/20	250,000	269,796
6.13%, 07/15/38	400,000	508,837
4.50%, 06/01/42	500,000	535,202
4.15%, 05/15/45	550,000	555,495

		7,988,141

Air Freight & Logistics 0.1%
FedEx Corp.,
3.25%, 04/01/26 (b)	85,000	84,417
3.90%, 02/01/35	380,000	364,887
3.88%, 08/01/42	50,000	45,635
4.55%, 04/01/46	500,000	503,854
United Parcel Service of America, Inc.,
8.38%, 04/01/20	118,000	140,000
8.37%, 04/01/30 (c)	177,000	250,383
United Parcel Service, Inc.,
3.13%, 01/15/21	500,000	516,768
6.20%, 01/15/38	295,000	388,083

		2,294,027

Auto Components 0.0%†
BorgWarner, Inc.,
3.38%, 03/15/25 (b)	135,000	132,695
Delphi Corp.,
4.15%, 03/15/24	475,000	489,595

		622,290

Automobiles 0.1%
Daimler Finance North America LLC,
8.50%, 01/18/31	250,000	376,538
Ford Motor Co.,
7.45%, 07/16/31	500,000	627,523
4.75%, 01/15/43 (b)	350,000	332,292
General Motors Co.,
5.20%, 04/01/45	500,000	481,956
6.75%, 04/01/46	35,000	41,044

		1,859,353

Banks 4.0%
Australia & New Zealand Banking Group Ltd.,
1.50%, 01/16/18	500,000	499,653
Bank of America Corp.,
2.00%, 01/11/18	600,000	601,381
5.65%, 05/01/18	3,200,000	3,352,838

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Bank of America Corp., (continued)
Series L, 2.60%, 01/15/19	$500,000	$504,274
Series L, 2.65%, 04/01/19	500,000	505,282
Series L, 2.25%, 04/21/20	1,000,000	994,170
5.63%, 07/01/20	1,000,000	1,099,553
5.00%, 05/13/21	700,000	762,327
5.70%, 01/24/22	750,000	842,428
3.30%, 01/11/23	500,000	501,670
4.10%, 07/24/23	250,000	261,150
4.00%, 04/01/24	350,000	360,969
Series L, 3.95%, 04/21/25	310,000	308,602
3.88%, 08/01/25	250,000	254,208
4.45%, 03/03/26	125,000	128,817
3.50%, 04/19/26 (b)	290,000	286,135
4.25%, 10/22/26	435,000	440,266
3.25%, 10/21/27	500,000	477,350
5.88%, 02/07/42	250,000	302,161
5.00%, 01/21/44	350,000	383,283
Series L, 4.75%, 04/21/45	750,000	760,510
Bank of Montreal,
1.45%, 04/09/18	750,000	748,230
1.40%, 04/10/18	1,325,000	1,321,578
Bank of Nova Scotia (The),
1.45%, 04/25/18	500,000	498,578
1.70%, 06/11/18	500,000	500,172
2.80%, 07/21/21	500,000	503,783
Barclays Bank plc,
5.14%, 10/14/20	250,000	264,026
Barclays plc,
2.00%, 03/16/18	500,000	498,961
3.25%, 01/12/21	1,000,000	1,000,974
3.65%, 03/16/25	360,000	348,056
5.20%, 05/12/26 (b)	500,000	508,275
5.25%, 08/17/45	205,000	219,491
BB&T Corp.,
2.05%, 06/19/18	750,000	753,876
2.45%, 01/15/20	500,000	503,918
BNP Paribas SA,
2.70%, 08/20/18	250,000	253,253
2.38%, 05/21/20	1,000,000	995,058
5.00%, 01/15/21	250,000	272,742
Branch Banking & Trust Co.,
3.63%, 09/16/25	250,000	254,175
Capital One NA,
1.50%, 03/22/18	300,000	298,670
2.40%, 09/05/19	500,000	501,112
Citigroup, Inc.,
1.70%, 04/27/18	1,000,000	997,796
1.75%, 05/01/18	1,000,000	997,869
2.05%, 12/07/18	1,000,000	999,888
2.50%, 07/29/19	500,000	503,427
2.35%, 08/02/21	500,000	489,100
4.50%, 01/14/22	650,000	693,014

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Citigroup, Inc., (continued)
3.88%, 10/25/23	$750,000	$772,783
3.75%, 06/16/24 (b)	500,000	509,229
3.30%, 04/27/25 (b)	560,000	548,645
4.60%, 03/09/26	350,000	361,754
3.40%, 05/01/26 (b)	500,000	485,831
3.20%, 10/21/26	500,000	478,111
4.30%, 11/20/26	500,000	504,564
4.45%, 09/29/27	500,000	507,923
6.63%, 06/15/32	333,000	403,960
8.13%, 07/15/39	350,000	520,077
6.68%, 09/13/43	250,000	316,877
Commonwealth Bank of Australia,
2.50%, 09/20/18	500,000	505,769
2.30%, 03/12/20	500,000	497,469
Compass Bank,
3.88%, 04/10/25	500,000	475,820
Cooperatieve Rabobank UA,
1.70%, 03/19/18	750,000	750,066
4.63%, 12/01/23	250,000	263,022
3.38%, 05/21/25	500,000	507,317
5.25%, 05/24/41	175,000	203,680
5.75%, 12/01/43	250,000	289,711
5.25%, 08/04/45	250,000	271,619
Credit Suisse Group Funding Guernsey Ltd.,
2.75%, 03/26/20	1,000,000	991,320
3.13%, 12/10/20	500,000	498,437
3.80%, 09/15/22	440,000	443,902
3.75%, 03/26/25	390,000	384,073
4.55%, 04/17/26	500,000	519,287
Discover Bank,
4.20%, 08/08/23	500,000	520,915
Fifth Third Bancorp,
2.88%, 07/27/20	500,000	505,500
3.50%, 03/15/22	700,000	717,324
Fifth Third Bank,
1.63%, 09/27/19	750,000	741,031
HSBC Bank USA NA,
5.63%, 08/15/35	250,000	284,232
HSBC Holdings plc,
5.10%, 04/05/21	500,000	540,353
4.25%, 03/14/24	500,000	508,063
4.30%, 03/08/26	500,000	518,434
3.90%, 05/25/26	500,000	503,415
6.50%, 05/02/36	400,000	493,286
6.50%, 09/15/37	600,000	743,816
5.25%, 03/14/44	250,000	267,716
Huntington Bancshares, Inc.,
3.15%, 03/14/21	395,000	400,569
Huntington National Bank (The),
2.20%, 11/06/18	750,000	752,122

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Intesa Sanpaolo SpA,
3.88%, 01/16/18	$500,000	$506,646
JPMorgan Chase & Co.,
1.80%, 01/25/18	1,000,000	1,001,106
2.25%, 01/23/20	500,000	498,823
2.75%, 06/23/20	500,000	504,522
4.25%, 10/15/20	350,000	370,383
2.55%, 10/29/20	500,000	499,631
2.55%, 03/01/21	500,000	498,428
4.63%, 05/10/21	500,000	538,365
2.30%, 08/15/21	1,000,000	981,474
3.38%, 05/01/23 (b)	250,000	249,105
3.88%, 09/10/24	1,000,000	1,011,837
3.13%, 01/23/25	1,000,000	977,555
3.30%, 04/01/26	500,000	491,277
4.25%, 10/01/27 (b)	500,000	513,714
5.60%, 07/15/41	400,000	478,320
5.40%, 01/06/42	500,000	585,845
4.85%, 02/01/44 (b)	500,000	556,379
KeyBank NA,
2.50%, 12/15/19	250,000	252,604
6.95%, 02/01/28	225,000	276,324
KeyCorp,
2.30%, 12/13/18	500,000	502,980
Lloyds Banking Group plc,
4.50%, 11/04/24	205,000	208,618
4.58%, 12/10/25 (b)	350,000	351,692
4.65%, 03/24/26	500,000	506,446
Manufacturers & Traders Trust Co.,
1.45%, 03/07/18	500,000	499,329
Mitsubishi UFJ Financial Group, Inc.,
3.85%, 03/01/26	750,000	770,434
MUFG Americas Holdings Corp.,
3.00%, 02/10/25	500,000	480,015
National Australia Bank Ltd.,
2.00%, 01/14/19	1,000,000	1,000,068
2.50%, 07/12/26	750,000	696,435
PNC Bank NA,
1.80%, 11/05/18	1,000,000	1,001,815
2.95%, 01/30/23	250,000	246,386
3.80%, 07/25/23	500,000	515,530
2.95%, 02/23/25	500,000	490,966
PNC Financial Services Group, Inc. (The),
5.13%, 02/08/20	500,000	540,978
Regions Bank,
2.25%, 09/14/18	500,000	501,641
Royal Bank of Canada,
2.20%, 07/27/18	500,000	503,338
2.15%, 03/06/20	500,000	497,327
2.50%, 01/19/21	500,000	501,223
Royal Bank of Scotland Group plc,
3.88%, 09/12/23	365,000	350,493
4.80%, 04/05/26	500,000	500,565

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Santander Holdings USA, Inc.,
3.45%, 08/27/18	$250,000	$253,784
2.65%, 04/17/20	1,300,000	1,288,471
Santander UK Group Holdings plc,
2.88%, 10/16/20	210,000	208,108
Santander UK plc,
2.38%, 03/16/20	500,000	497,246
4.00%, 03/13/24	500,000	519,941
Sumitomo Mitsui Banking Corp.,
2.45%, 01/10/19	1,000,000	1,005,474
2.45%, 01/16/20	500,000	497,932
Sumitomo Mitsui Financial Group, Inc.,
2.93%, 03/09/21	500,000	502,618
2.63%, 07/14/26	750,000	696,945
Svenska Handelsbanken AB,
2.50%, 01/25/19	500,000	505,287
Toronto-Dominion Bank (The),
1.40%, 04/30/18	750,000	748,189
2.50%, 12/14/20	750,000	752,720
U.S. Bancorp,
1.95%, 11/15/18	500,000	502,544
4.13%, 05/24/21	150,000	160,515
U.S. Bank NA,
2.80%, 01/27/25	1,000,000	975,861
Wells Fargo & Co.,
1.50%, 01/16/18 (b)	750,000	749,101
2.15%, 01/15/19	500,000	502,752
Series N, 2.15%, 01/30/20	2,000,000	1,990,550
3.30%, 09/09/24	1,000,000	989,747
3.00%, 02/19/25	825,000	792,527
3.00%, 04/22/26	500,000	477,116
4.30%, 07/22/27	395,000	406,287
5.38%, 02/07/35	457,000	519,223
5.38%, 11/02/43	250,000	275,912
5.61%, 01/15/44	388,000	439,620
3.90%, 05/01/45	250,000	237,127
4.90%, 11/17/45	500,000	513,561
4.40%, 06/14/46	350,000	334,969
Wells Fargo Capital X,
5.95%, 12/15/36	275,000	286,000
Westpac Banking Corp.,
1.60%, 01/12/18	500,000	499,609
1.55%, 05/25/18	500,000	498,862
4.63%, 06/01/18	147,000	152,174
2.25%, 01/17/19 (b)	750,000	752,898
2.10%, 05/13/21	500,000	488,878
2.85%, 05/13/26	500,000	479,609

		90,021,845

Beverages 0.7%
Anheuser-Busch Cos. LLC,
5.00%, 03/01/19	236,000	251,244
5.75%, 04/01/36	324,000	380,346
6.00%, 11/01/41	147,000	179,991

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Beverages (continued)
Anheuser-Busch InBev Finance, Inc.,
2.65%, 02/01/21	$1,320,000	$1,327,584
3.70%, 02/01/24	1,000,000	1,033,708
3.65%, 02/01/26	1,500,000	1,522,785
4.70%, 02/01/36	500,000	525,934
4.63%, 02/01/44	650,000	676,029
4.90%, 02/01/46	1,370,000	1,480,792
Anheuser-Busch InBev Worldwide, Inc.,
5.00%, 04/15/20	275,000	298,910
4.38%, 02/15/21	150,000	160,566
Coca-Cola Co. (The),
1.15%, 04/01/18	500,000	498,867
3.15%, 11/15/20	200,000	207,770
3.20%, 11/01/23	550,000	567,993
Diageo Capital plc,
1.13%, 04/29/18	750,000	745,291
4.83%, 07/15/20	600,000	650,743
2.63%, 04/29/23	500,000	494,302
Dr Pepper Snapple Group, Inc.,
2.70%, 11/15/22	250,000	246,655
Molson Coors Brewing Co.,
3.00%, 07/15/26 (b)	190,000	179,609
5.00%, 05/01/42	250,000	261,338
Pepsi Bottling Group, Inc. (The),
Series B, 7.00%, 03/01/29	606,000	828,519
PepsiCo, Inc.,
2.25%, 01/07/19	500,000	505,939
1.85%, 04/30/20	500,000	495,636
3.13%, 11/01/20	300,000	309,622
2.85%, 02/24/26	150,000	147,855
5.50%, 01/15/40	250,000	300,177
4.25%, 10/22/44	500,000	516,366

		14,794,571

Biotechnology 0.6%
AbbVie, Inc.,
1.80%, 05/14/18	500,000	500,376
2.00%, 11/06/18	1,800,000	1,801,105
3.20%, 05/14/26	870,000	827,741
4.50%, 05/14/35	1,085,000	1,066,042
4.30%, 05/14/36	250,000	238,228
4.40%, 11/06/42	125,000	117,593
Amgen, Inc.,
3.45%, 10/01/20	600,000	621,688
4.56%, 06/15/48 (d)	774,000	748,656
4.66%, 06/15/51 (d)	1,018,000	978,408
Baxalta, Inc.,
2.88%, 06/23/20	250,000	249,938
4.00%, 06/23/25	200,000	200,584
Biogen, Inc.,
3.63%, 09/15/22	1,000,000	1,026,466
4.05%, 09/15/25	195,000	200,765

Corporate Bonds (continued)

	Principal Amount	Market Value

Biotechnology (continued)
Celgene Corp.,
3.95%, 10/15/20	$400,000	$418,174
3.25%, 08/15/22	300,000	302,673
3.88%, 08/15/25 (b)	500,000	507,155
4.63%, 05/15/44	500,000	489,560
Gilead Sciences, Inc.,
4.50%, 04/01/21	200,000	215,466
3.70%, 04/01/24 (b)	1,000,000	1,026,425
3.50%, 02/01/25	240,000	242,654
3.65%, 03/01/26 (b)	145,000	147,021
4.50%, 02/01/45	500,000	499,579
4.75%, 03/01/46	500,000	517,336

		12,943,633

Building Products 0.1%
Johnson Controls International plc,
4.25%, 03/01/21	150,000	158,412
3.75%, 12/01/21	600,000	621,011
3.90%, 02/14/26	500,000	515,007
4.62%, 07/02/44 (c)	350,000	347,448
Owens Corning,
4.20%, 12/15/22	250,000	259,634

		1,901,512

Capital Markets 1.5%
Ameriprise Financial, Inc.,
5.30%, 03/15/20	150,000	162,587
Ameritech Capital Funding Corp.,
6.45%, 01/15/18	88,000	91,991
Bank of New York Mellon Corp. (The),
1.30%, 01/25/18 (b)	500,000	499,571
2.60%, 08/17/20	395,000	397,876
3.25%, 09/11/24	750,000	753,317
Series G, 3.00%, 02/24/25	205,000	201,590
3.00%, 10/30/28	500,000	475,416
Brookfield Finance, Inc.,
4.25%, 06/02/26	500,000	495,250
Charles Schwab Corp. (The),
2.20%, 07/25/18	200,000	201,506
CME Group, Inc.,
3.00%, 03/15/25	500,000	499,746
Credit Suisse AG,
2.30%, 05/28/19	600,000	601,468
4.38%, 08/05/20	400,000	421,945
3.63%, 09/09/24	500,000	503,341
Credit Suisse USA, Inc.,
7.13%, 07/15/32	55,000	72,674
Deutsche Bank AG,
1.88%, 02/13/18	300,000	298,279
2.50%, 02/13/19	450,000	446,394
3.70%, 05/30/24 (b)	470,000	457,042
Franklin Resources, Inc.,
2.80%, 09/15/22	500,000	500,975

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets (continued)
Goldman Sachs Group, Inc. (The),
2.38%, 01/22/18	$1,500,000	$1,508,918
2.90%, 07/19/18	500,000	506,905
2.88%, 02/25/21	750,000	753,468
5.25%, 07/27/21	500,000	547,995
2.35%, 11/15/21	500,000	485,780
5.75%, 01/24/22	500,000	562,108
3.63%, 01/22/23	750,000	766,059
3.85%, 07/08/24	385,000	393,005
3.75%, 05/22/25	500,000	501,301
6.13%, 02/15/33	900,000	1,087,762
6.45%, 05/01/36	750,000	893,829
6.75%, 10/01/37	500,000	617,423
4.80%, 07/08/44	500,000	524,914
4.75%, 10/21/45	350,000	369,475
Intercontinental Exchange, Inc.,
4.00%, 10/15/23	500,000	524,329
3.75%, 12/01/25	160,000	163,508
Jefferies Group LLC,
5.13%, 04/13/18	500,000	516,824
5.13%, 01/20/23	250,000	261,635
Legg Mason, Inc.,
4.75%, 03/15/26	500,000	517,532
Moody’s Corp.,
2.75%, 07/15/19	500,000	505,705
4.50%, 09/01/22	150,000	160,770
Morgan Stanley,
1.88%, 01/05/18	500,000	500,745
2.50%, 01/24/19	650,000	656,833
7.30%, 05/13/19	700,000	779,995
2.38%, 07/23/19	1,000,000	1,002,849
2.65%, 01/27/20	750,000	753,532
2.80%, 06/16/20	455,000	458,724
5.75%, 01/25/21	300,000	332,873
5.50%, 07/28/21	250,000	277,034
4.88%, 11/01/22	500,000	535,869
4.10%, 05/22/23	650,000	667,239
Series F, 3.88%, 04/29/24	625,000	640,981
4.00%, 07/23/25	215,000	220,379
3.13%, 07/27/26	500,000	477,688
4.35%, 09/08/26	500,000	512,374
3.95%, 04/23/27	1,500,000	1,484,864
7.25%, 04/01/32	324,000	438,992
S&P Global, Inc.,
4.40%, 02/15/26	500,000	528,927
State Street Corp.,
3.70%, 11/20/23	500,000	520,535
3.30%, 12/16/24	310,000	313,053
TD Ameritrade Holding Corp.,
2.95%, 04/01/22	500,000	506,224
Thomson Reuters Corp.,
6.50%, 07/15/18	100,000	106,806
4.30%, 11/23/23	500,000	523,082
3.35%, 05/15/26	280,000	271,999

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets (continued)
UBS AG,
1.80%, 03/26/18	$1,500,000	$1,501,037
2.35%, 03/26/20	500,000	497,953

		33,760,800

Chemicals 0.4%
Agrium, Inc.,
3.15%, 10/01/22	50,000	49,709
6.13%, 01/15/41	150,000	170,426
5.25%, 01/15/45	350,000	364,482
Dow Chemical Co. (The),
4.25%, 11/15/20	324,000	343,142
4.13%, 11/15/21	650,000	686,809
3.50%, 10/01/24	500,000	504,363
9.40%, 05/15/39	260,000	403,393
E.I. du Pont de Nemours & Co.,
2.80%, 02/15/23	250,000	245,732
4.90%, 01/15/41	300,000	314,410
Eastman Chemical Co.,
3.60%, 08/15/22	100,000	102,540
4.65%, 10/15/44	350,000	347,111
Ecolab, Inc.,
2.25%, 01/12/20	265,000	264,923
4.35%, 12/08/21	150,000	162,099
3.25%, 01/14/23	500,000	509,132
Lubrizol Corp.,
6.50%, 10/01/34	147,000	184,261
LyondellBasell Industries NV,
5.00%, 04/15/19	500,000	528,326
6.00%, 11/15/21	500,000	567,034
4.63%, 02/26/55	250,000	232,311
Monsanto Co.,
2.13%, 07/15/19	500,000	499,204
4.20%, 07/15/34	135,000	129,770
3.95%, 04/15/45	300,000	263,232
Mosaic Co. (The),
3.75%, 11/15/21 (b)	250,000	256,745
4.25%, 11/15/23 (b)	250,000	252,085
Potash Corp. of Saskatchewan, Inc.,
3.00%, 04/01/25	500,000	471,461
5.88%, 12/01/36	125,000	137,602
PPG Industries, Inc.,
3.60%, 11/15/20 (b)	500,000	518,060
Praxair, Inc.,
4.05%, 03/15/21	200,000	212,603
3.00%, 09/01/21	450,000	460,222
3.20%, 01/30/26	500,000	501,771
RPM International, Inc.,
3.45%, 11/15/22 (b)	350,000	347,057

		10,030,015

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Services & Supplies 0.1%
Massachusetts Institute of Technology,
5.60%, 07/01/11	$100,000	$121,212
4.68%, 07/01/14	75,000	75,498
Northwestern University,
3.87%, 12/01/48	200,000	193,877
Pitney Bowes, Inc.,
4.75%, 05/15/18	88,000	90,608
President and Fellows of Harvard College,
3.15%, 07/15/46	75,000	67,103
3.30%, 07/15/56 (b)	200,000	175,887
Republic Services, Inc.,
5.25%, 11/15/21	800,000	889,452
3.20%, 03/15/25	500,000	495,931
Waste Management, Inc.,
3.50%, 05/15/24	500,000	515,519
3.90%, 03/01/35	130,000	129,246

		2,754,333

Communications Equipment 0.2%
Cisco Systems, Inc.,
4.95%, 02/15/19	200,000	213,798
2.13%, 03/01/19	750,000	759,884
3.50%, 06/15/25	400,000	414,341
5.90%, 02/15/39	500,000	634,988
Harris Corp.,
2.70%, 04/27/20	1,000,000	998,900
4.85%, 04/27/35	90,000	94,558
Motorola Solutions, Inc.,
4.00%, 09/01/24 (b)	500,000	500,582
7.50%, 05/15/25	206,000	245,377
Telefonaktiebolaget LM Ericsson,
4.13%, 05/15/22	250,000	250,887

		4,113,315

Computers & Peripherals 0.1%
Diamond 1 Finance Corp.,
4.42%, 06/15/21 (d)	500,000	517,372
6.02%, 06/15/26 (d)	975,000	1,056,214
8.35%, 07/15/46 (d)	500,000	615,644

		2,189,230

Construction & Engineering 0.0%†
ABB Finance USA, Inc.,
4.38%, 05/08/42	100,000	104,915

Consumer Finance 1.0%
AerCap Ireland Capital Ltd.,
4.25%, 07/01/20	1,000,000	1,027,500
3.95%, 02/01/22	750,000	756,562
American Express Co.,
1.55%, 05/22/18	750,000	748,543
3.63%, 12/05/24 (b)	500,000	502,072

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Finance (continued)
American Express Credit Corp.,
2.38%, 05/26/20	$1,000,000	$999,441
Capital One Financial Corp.,
4.75%, 07/15/21	300,000	324,472
3.75%, 04/24/24	700,000	709,114
3.75%, 07/28/26	500,000	484,698
Caterpillar Financial Services Corp.,
2.10%, 06/09/19	1,000,000	1,003,641
2.85%, 06/01/22	500,000	500,992
3.25%, 12/01/24 (b)	500,000	504,943
Ford Motor Credit Co. LLC,
2.24%, 06/15/18	500,000	500,678
2.38%, 03/12/19	750,000	749,555
3.20%, 01/15/21	500,000	500,730
3.66%, 09/08/24	500,000	487,878
4.39%, 01/08/26	200,000	202,695
General Motors Financial Co., Inc.,
3.15%, 01/15/20	1,080,000	1,086,773
3.70%, 11/24/20	500,000	508,625
4.38%, 09/25/21	500,000	518,657
5.25%, 03/01/26	1,055,000	1,108,268
HSBC Finance Corp.,
6.68%, 01/15/21	1,395,000	1,568,037
HSBC USA, Inc.,
2.63%, 09/24/18	500,000	505,121
2.38%, 11/13/19 (b)	500,000	501,288
3.50%, 06/23/24	500,000	502,115
John Deere Capital Corp.,
1.30%, 03/12/18	750,000	747,983
1.95%, 12/13/18	1,000,000	1,005,282
Synchrony Financial,
4.25%, 08/15/24	350,000	356,282
4.50%, 07/23/25	375,000	385,187
Toyota Motor Credit Corp.,
2.00%, 10/24/18	500,000	502,962
2.10%, 01/17/19	650,000	653,569
2.13%, 07/18/19	500,000	502,170
2.15%, 03/12/20	500,000	499,108
3.30%, 01/12/22	500,000	516,531

		21,471,472

Containers & Packaging 0.1%
International Paper Co.,
3.80%, 01/15/26	500,000	506,376
6.00%, 11/15/41	750,000	842,259
Packaging Corp. of America,
4.50%, 11/01/23	250,000	264,807

		1,613,442

Diversified Financial Services 0.6%
AXA Financial, Inc.,
7.00%, 04/01/28	133,000	158,984

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
Bank One Corp.,
8.00%, 04/29/27	$290,000	$378,835
Bear Stearns Cos. LLC (The),
4.65%, 07/02/18	354,000	368,142
Berkshire Hathaway, Inc.,
3.40%, 01/31/22	500,000	521,856
4.50%, 02/11/43 (b)	250,000	265,828
Block Financial LLC,
5.50%, 11/01/22	250,000	263,372
Boeing Capital Corp.,
4.70%, 10/27/19	250,000	269,704
GE Capital International Funding Co. Unlimited Co.,
2.34%, 11/15/20	899,000	898,571
3.37%, 11/15/25	748,000	760,399
4.42%, 11/15/35	1,733,000	1,816,023
JPMorgan Chase Bank NA,
1.65%, 09/23/19	1,000,000	990,053
Leucadia National Corp.,
5.50%, 10/18/23	250,000	264,746
National Rural Utilities Cooperative Finance Corp.,
5.45%, 04/10/17	850,000	859,624
Series C, 8.00%, 03/01/32	159,000	225,450
Shell International Finance BV,
1.90%, 08/10/18	600,000	603,665
2.00%, 11/15/18	750,000	755,020
2.13%, 05/11/20	500,000	499,403
2.25%, 11/10/20	240,000	239,666
3.40%, 08/12/23	1,000,000	1,026,184
2.88%, 05/10/26	500,000	483,396
4.13%, 05/11/35	500,000	510,531
6.38%, 12/15/38	250,000	322,396
4.55%, 08/12/43	500,000	521,416
3.75%, 09/12/46	250,000	230,036
Voya Financial, Inc.,
2.90%, 02/15/18	382,000	386,731
3.65%, 06/15/26	250,000	244,444

		13,864,475

Diversified Telecommunication Services 1.1%
AT&T, Inc.,
2.38%, 11/27/18	425,000	428,713
2.45%, 06/30/20	500,000	496,516
4.60%, 02/15/21	250,000	264,419
3.80%, 03/15/22	750,000	768,854
3.00%, 06/30/22	500,000	490,805
4.45%, 04/01/24	500,000	521,218
3.95%, 01/15/25	500,000	500,866
3.40%, 05/15/25	1,000,000	963,823
4.13%, 02/17/26	1,000,000	1,012,566
4.50%, 05/15/35	310,000	299,511
6.30%, 01/15/38	250,000	284,135

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
5.35%, 09/01/40	$395,000	$405,664
5.55%, 08/15/41	400,000	416,459
5.15%, 03/15/42	150,000	149,426
4.30%, 12/15/42	603,000	539,791
4.80%, 06/15/44	500,000	472,457
4.35%, 06/15/45	173,000	154,149
4.75%, 05/15/46	500,000	473,709
4.50%, 03/09/48	866,000	778,164
British Telecommunications plc,
5.95%, 01/15/18	750,000	781,652
2.35%, 02/14/19	250,000	251,458
9.12%, 12/15/30	250,000	381,420
CC Holdings GS V LLC,
3.85%, 04/15/23	250,000	254,058
Deutsche Telekom International Finance BV,
8.75%, 06/15/30	619,000	910,001
GTE Corp.,
6.94%, 04/15/28	147,000	183,269
Orange SA,
9.00%, 03/01/31 (c)	407,000	611,934
5.38%, 01/13/42	250,000	279,724
Qwest Corp.,
6.75%, 12/01/21	250,000	271,250
Telefonica Emisiones SAU,
5.46%, 02/16/21	250,000	272,518
4.57%, 04/27/23	1,050,000	1,101,589
Verizon Communications, Inc.,
2.63%, 02/21/20	750,000	757,196
4.60%, 04/01/21	500,000	536,107
2.45%, 11/01/22 (b)	500,000	482,954
5.15%, 09/15/23	1,000,000	1,105,743
4.15%, 03/15/24	1,000,000	1,044,982
7.75%, 12/01/30	500,000	676,344
6.40%, 09/15/33	750,000	904,885
5.05%, 03/15/34	250,000	263,259
5.85%, 09/15/35	118,000	134,764
4.27%, 01/15/36	500,000	478,563
6.00%, 04/01/41	250,000	287,144
6.55%, 09/15/43	1,650,000	2,060,812
4.52%, 09/15/48	1,000,000	958,912
5.01%, 08/21/54	250,000	248,691

		24,660,474

Electric Utilities 1.5%
Alabama Power Co.,
5.70%, 02/15/33	574,000	679,812
4.15%, 08/15/44	350,000	351,739
Appalachian Power Co.,
Series L, 5.80%, 10/01/35	206,000	237,967
Arizona Public Service Co.,
5.50%, 09/01/35	215,000	252,351

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
CenterPoint Energy Houston Electric LLC,
4.50%, 04/01/44	$500,000	$543,188
Cleveland Electric Illuminating Co. (The),
5.50%, 08/15/24	400,000	452,069
Commonwealth Edison Co.,
3.65%, 06/15/46	250,000	234,940
DTE Electric Co.,
4.30%, 07/01/44	500,000	525,002
3.70%, 03/15/45	145,000	138,636
Duke Energy Carolinas LLC,
3.90%, 06/15/21	100,000	106,144
2.95%, 12/01/26	500,000	491,869
4.25%, 12/15/41	300,000	306,898
Duke Energy Corp.,
5.05%, 09/15/19	1,200,000	1,293,643
3.05%, 08/15/22	350,000	351,782
Duke Energy Florida LLC,
3.40%, 10/01/46	500,000	444,887
Duke Energy Indiana LLC,
3.75%, 07/15/20	200,000	209,862
Duke Energy Progress LLC,
4.15%, 12/01/44	500,000	496,756
4.20%, 08/15/45	500,000	508,774
Emera US Finance LP,
4.75%, 06/15/46 (d)	350,000	352,956
Entergy Corp.,
5.13%, 09/15/20	400,000	431,181
4.00%, 07/15/22	400,000	418,271
Eversource Energy,
1.45%, 05/01/18	500,000	498,355
Series H, 3.15%, 01/15/25	245,000	241,892
Exelon Corp.,
5.63%, 06/15/35	836,000	925,049
FirstEnergy Corp.,
Series B, 4.25%, 03/15/23	500,000	516,898
Florida Power & Light Co.,
5.65%, 02/01/37	450,000	545,309
4.13%, 02/01/42	250,000	256,427
Georgia Power Co.,
4.30%, 03/15/42	500,000	505,970
Great Plains Energy, Inc.,
4.85%, 06/01/21	100,000	106,535
Iberdrola International BV,
5.81%, 03/15/25	118,000	130,364
Indiana Michigan Power Co.,
Series J, 3.20%, 03/15/23	500,000	504,800
Series K, 4.55%, 03/15/46	350,000	363,010
Interstate Power & Light Co.,
3.25%, 12/01/24	500,000	501,313
Jersey Central Power & Light Co.,
7.35%, 02/01/19	500,000	547,656

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Kansas City Power & Light Co.,
3.65%, 08/15/25	$500,000	$500,581
LG&E & KU Energy LLC,
3.75%, 11/15/20	700,000	728,044
MidAmerican Energy Co.,
3.70%, 09/15/23	500,000	523,543
5.80%, 10/15/36	550,000	665,558
4.80%, 09/15/43	500,000	553,085
Nevada Power Co.,
5.45%, 05/15/41	150,000	175,693
Northern States Power Co.,
2.15%, 08/15/22	250,000	244,392
4.00%, 08/15/45	165,000	164,371
NSTAR Electric Co.,
2.38%, 10/15/22	500,000	491,037
Ohio Power Co.,
Series G, 6.60%, 02/15/33	236,000	290,124
Oncor Electric Delivery Co. LLC,
4.55%, 12/01/41	150,000	160,102
5.30%, 06/01/42	150,000	175,940
Pacific Gas & Electric Co.,
3.50%, 10/01/20	300,000	311,261
2.45%, 08/15/22	250,000	246,949
3.25%, 06/15/23	500,000	510,111
2.95%, 03/01/26	400,000	391,885
6.25%, 03/01/39	600,000	763,791
4.30%, 03/15/45	500,000	511,376
PacifiCorp,
5.25%, 06/15/35	177,000	203,348
PECO Energy Co.,
1.70%, 09/15/21	500,000	485,398
2.38%, 09/15/22	1,000,000	982,057
PPL Capital Funding, Inc.,
1.90%, 06/01/18	750,000	749,822
5.00%, 03/15/44	250,000	264,378
Progress Energy, Inc.,
4.40%, 01/15/21	700,000	742,303
7.75%, 03/01/31	236,000	324,728
Public Service Co. of Colorado,
3.20%, 11/15/20	250,000	258,109
4.30%, 03/15/44	250,000	261,284
Public Service Electric & Gas Co.,
3.05%, 11/15/24	500,000	503,922
3.95%, 05/01/42	400,000	399,337
South Carolina Electric & Gas Co.,
6.50%, 11/01/18	250,000	270,951
6.05%, 01/15/38	150,000	185,477
5.10%, 06/01/65	350,000	383,750
Southern California Edison Co.,
Series B, 2.40%, 02/01/22	500,000	498,566
Series C, 3.50%, 10/01/23	500,000	519,615
6.00%, 01/15/34	177,000	218,867
Series 05-B, 5.55%, 01/15/36	436,000	526,351

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Southern Co. (The),
2.75%, 06/15/20	$500,000	$504,285
3.25%, 07/01/26	295,000	287,103
Tampa Electric Co.,
5.40%, 05/15/21	500,000	548,481
Union Electric Co.,
6.70%, 02/01/19	141,000	154,434
3.65%, 04/15/45	250,000	236,373
Virginia Electric & Power Co.,
3.45%, 09/01/22	500,000	518,559
Series B, 4.20%, 05/15/45	200,000	203,516
Wisconsin Electric Power Co.,
2.95%, 09/15/21	300,000	306,254
5.63%, 05/15/33	59,000	69,086
Xcel Energy, Inc.,
4.70%, 05/15/20	250,000	265,874
3.30%, 06/01/25 (b)	500,000	500,137
6.50%, 07/01/36	177,000	222,556

		33,475,069

Electrical Equipment 0.0%†
Eaton Corp.,
2.75%, 11/02/22	750,000	742,826
Emerson Electric Co.,
6.00%, 08/15/32	83,000	99,739
Tyco Electronics Group SA,
3.50%, 02/03/22	300,000	308,700

		1,151,265

Electronic Equipment, Instruments & Components 0.0%†
Arrow Electronics, Inc.,
4.50%, 03/01/23	250,000	254,753
Corning, Inc.,
4.25%, 08/15/20	250,000	264,037
4.70%, 03/15/37	250,000	253,291

		772,081

Energy Equipment & Services 0.3%
Baker Hughes, Inc.,
3.20%, 08/15/21	500,000	510,707
5.13%, 09/15/40	200,000	219,870
CNOOC Finance 2013 Ltd.,
3.00%, 05/09/23	750,000	723,900
CNOOC Finance 2015 USA LLC,
3.50%, 05/05/25	500,000	485,972
Halliburton Co.,
2.00%, 08/01/18	500,000	501,380
3.80%, 11/15/25	600,000	609,538
6.70%, 09/15/38	400,000	498,444
5.00%, 11/15/45	500,000	539,223
Nabors Industries, Inc.,
5.00%, 09/15/20	500,000	513,750

Corporate Bonds (continued)

	Principal Amount	Market Value

Energy Equipment & Services (continued)
National Oilwell Varco, Inc.,
3.95%, 12/01/42	$600,000	$460,622
Total Capital Canada Ltd.,
2.75%, 07/15/23	750,000	742,178

		5,805,584

Equity Real Estate Investment Trusts (REITs) 0.8%
Alexandria Real Estate Equities, Inc.,
2.75%, 01/15/20	500,000	498,846
American Tower Corp.,
3.40%, 02/15/19	250,000	255,487
2.80%, 06/01/20	1,000,000	1,000,530
5.05%, 09/01/20 (b)	500,000	536,559
3.50%, 01/31/23 (b)	250,000	250,756
4.40%, 02/15/26	40,000	40,874
AvalonBay Communities, Inc.,
3.45%, 06/01/25	695,000	695,799
Boston Properties LP,
3.80%, 02/01/24	250,000	253,552
2.75%, 10/01/26	750,000	685,745
Crown Castle International Corp.,
3.70%, 06/15/26	60,000	58,892
DDR Corp.,
3.63%, 02/01/25	500,000	483,679
Digital Realty Trust LP,
5.25%, 03/15/21	250,000	271,652
Duke Realty LP,
3.63%, 04/15/23	500,000	507,888
ERP Operating LP,
3.00%, 04/15/23	500,000	493,112
4.50%, 07/01/44	350,000	355,658
HCP, Inc.,
2.63%, 02/01/20	500,000	500,668
5.38%, 02/01/21	200,000	218,481
4.25%, 11/15/23	500,000	513,444
Healthcare Realty Trust, Inc.,
3.75%, 04/15/23	350,000	348,748
Hospitality Properties Trust,
5.00%, 08/15/22	350,000	369,499
Host Hotels & Resorts LP,
Series D, 3.75%, 10/15/23	525,000	515,400
Series E, 4.00%, 06/15/25	375,000	369,345
Kilroy Realty LP,
4.80%, 07/15/18	300,000	310,572
Kimco Realty Corp.,
3.13%, 06/01/23	500,000	495,023
Liberty Property LP,
4.40%, 02/15/24	500,000	526,498
Omega Healthcare Investors, Inc.,
4.50%, 04/01/27 (b)	550,000	527,822
Prologis LP,
4.25%, 08/15/23	500,000	530,778

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Equity Real Estate Investment Trusts (REITs) (continued)
Realty Income Corp.,
3.25%, 10/15/22	$350,000	$352,826
Simon Property Group LP,
2.20%, 02/01/19	500,000	504,066
5.65%, 02/01/20	250,000	273,481
4.38%, 03/01/21	500,000	534,488
3.38%, 03/15/22	500,000	516,932
3.38%, 10/01/24	500,000	504,659
UDR, Inc.,
4.25%, 06/01/18	100,000	103,299
Ventas Realty LP,
4.00%, 04/30/19	500,000	518,339
4.75%, 06/01/21	150,000	161,280
3.13%, 06/15/23	500,000	490,832
Welltower, Inc.,
4.13%, 04/01/19	600,000	622,931
5.25%, 01/15/22	400,000	440,641
Weyerhaeuser Co.,
7.38%, 03/15/32	500,000	633,185

		17,272,266

Food & Staples Retailing 0.5%
Costco Wholesale Corp.,
2.25%, 02/15/22	170,000	168,496
CVS Health Corp.,
1.90%, 07/20/18	1,500,000	1,505,765
2.25%, 12/05/18	500,000	504,382
3.38%, 08/12/24	1,000,000	1,003,086
4.88%, 07/20/35	500,000	537,715
5.13%, 07/20/45 (b)	500,000	557,224
Kroger Co. (The),
4.00%, 02/01/24	500,000	521,755
7.50%, 04/01/31	257,000	346,054
5.40%, 07/15/40	200,000	222,000
Sysco Corp.,
3.75%, 10/01/25	145,000	146,749
3.30%, 07/15/26	255,000	250,239
5.38%, 09/21/35	106,000	115,912
4.85%, 10/01/45	150,000	159,107
Walgreens Boots Alliance, Inc.,
3.45%, 06/01/26	55,000	53,988
4.50%, 11/18/34	805,000	810,032
Wal-Mart Stores, Inc.,
3.63%, 07/08/20	500,000	528,547
3.25%, 10/25/20	500,000	521,104
2.55%, 04/11/23	750,000	744,335
3.30%, 04/22/24 (b)	725,000	745,481
7.55%, 02/15/30	118,000	170,396
5.25%, 09/01/35	708,000	846,787
5.00%, 10/25/40	250,000	287,716
5.63%, 04/15/41	725,000	901,607

		11,648,477

Corporate Bonds (continued)

	Principal Amount	Market Value

Food Products 0.3%
Archer-Daniels-Midland Co.,
4.02%, 04/16/43	$345,000	$337,878
Campbell Soup Co.,
4.25%, 04/15/21	100,000	106,595
Conagra Brands, Inc.,
3.25%, 09/15/22	250,000	251,158
7.00%, 10/01/28	221,000	270,171
General Mills, Inc.,
3.15%, 12/15/21	750,000	766,073
JM Smucker Co. (The),
3.50%, 10/15/21	200,000	207,904
4.25%, 03/15/35	400,000	403,831
Kellogg Co.,
4.00%, 12/15/20	250,000	263,261
3.25%, 04/01/26	125,000	122,021
4.50%, 04/01/46	250,000	244,306
Kraft Heinz Foods Co.,
2.80%, 07/02/20 (b)	500,000	504,751
3.95%, 07/15/25	500,000	506,517
3.00%, 06/01/26	1,115,000	1,046,803
6.88%, 01/26/39	200,000	251,271
5.00%, 06/04/42	350,000	358,378
5.20%, 07/15/45	350,000	366,384
Mead Johnson Nutrition Co.,
4.60%, 06/01/44	350,000	338,220
Tyson Foods, Inc.,
4.50%, 06/15/22	200,000	212,825
3.95%, 08/15/24	500,000	509,397
Unilever Capital Corp.,
2.00%, 07/28/26	500,000	456,549
5.90%, 11/15/32	206,000	267,148

		7,791,441

Gas Utilities 0.1%
CenterPoint Energy Resources Corp.,
4.50%, 01/15/21	305,000	320,011
Dominion Gas Holdings LLC,
2.80%, 11/15/20	340,000	343,094
National Fuel Gas Co.,
3.75%, 03/01/23	250,000	243,784
ONE Gas, Inc.,
4.66%, 02/01/44	500,000	518,270

		1,425,159

Health Care Equipment & Supplies 0.5%
Abbott Laboratories,
2.55%, 03/15/22	215,000	210,130
3.75%, 11/30/26	1,500,000	1,489,636
5.30%, 05/27/40	500,000	535,497
4.90%, 11/30/46	250,000	256,584
Baxter International, Inc.,
2.60%, 08/15/26	460,000	424,660

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Equipment & Supplies (continued)
Becton, Dickinson and Co.,
3.13%, 11/08/21	$350,000	$358,830
3.30%, 03/01/23	100,000	100,437
3.73%, 12/15/24	1,070,000	1,094,205
Boston Scientific Corp.,
2.65%, 10/01/18	550,000	556,032
6.00%, 01/15/20	200,000	219,766
2.85%, 05/15/20	500,000	507,457
3.85%, 05/15/25	500,000	500,984
Danaher Corp.,
3.35%, 09/15/25	250,000	256,248
Medtronic, Inc.,
3.15%, 03/15/22	770,000	788,651
3.63%, 03/15/24	275,000	286,179
4.38%, 03/15/35	1,100,000	1,163,721
4.63%, 03/15/45 (b)	750,000	811,066
St. Jude Medical, Inc.,
3.25%, 04/15/23	200,000	198,766
3.88%, 09/15/25	90,000	90,671
Stryker Corp.,
1.30%, 04/01/18	500,000	497,901
3.38%, 11/01/25	160,000	158,984
3.50%, 03/15/26 (b)	70,000	70,661
4.63%, 03/15/46	500,000	509,838
Zimmer Biomet Holdings, Inc.,
2.00%, 04/01/18	1,000,000	1,001,221
3.38%, 11/30/21	200,000	201,932
4.25%, 08/15/35	96,000	89,520

		12,379,577

Health Care Providers & Services 0.7%
Aetna, Inc.,
2.80%, 06/15/23	1,000,000	985,009
3.50%, 11/15/24	500,000	507,275
3.20%, 06/15/26	260,000	257,210
6.63%, 06/15/36	250,000	318,047
4.38%, 06/15/46	250,000	251,037
AmerisourceBergen Corp.,
3.50%, 11/15/21	250,000	257,348
Anthem, Inc.,
3.70%, 08/15/21	100,000	103,393
4.63%, 05/15/42 (b)	250,000	251,192
5.10%, 01/15/44	300,000	319,665
4.65%, 08/15/44	250,000	253,072
Cardinal Health, Inc.,
3.20%, 06/15/22	300,000	303,027
3.75%, 09/15/25	340,000	351,161
Cigna Corp.,
4.50%, 03/15/21	300,000	318,865
3.25%, 04/15/25	500,000	486,973
5.38%, 02/15/42	150,000	167,102
Coventry Health Care, Inc.,
5.45%, 06/15/21	250,000	277,627

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services (continued)
Express Scripts Holding Co.,
3.90%, 02/15/22	$150,000	$156,021
3.00%, 07/15/23	500,000	484,007
3.50%, 06/15/24	500,000	494,103
4.80%, 07/15/46 (b)	250,000	239,356
Humana, Inc.,
2.63%, 10/01/19	500,000	504,009
3.15%, 12/01/22	1,000,000	999,243
Johns Hopkins Health System Corp. (The),
3.84%, 05/15/46	20,000	18,965
Kaiser Foundation Hospitals,
4.88%, 04/01/42	250,000	275,413
Laboratory Corp. of America Holdings,
2.63%, 02/01/20	500,000	499,510
3.75%, 08/23/22	350,000	359,161
McKesson Corp.,
2.28%, 03/15/19	750,000	752,809
6.00%, 03/01/41	250,000	289,252
Medco Health Solutions, Inc.,
7.13%, 03/15/18	200,000	211,785
4.13%, 09/15/20	300,000	314,791
Quest Diagnostics, Inc.,
4.70%, 04/01/21 (b)	500,000	536,660
3.50%, 03/30/25	370,000	365,598
UnitedHealth Group, Inc.,
2.70%, 07/15/20	1,500,000	1,522,567
4.63%, 07/15/35	105,000	114,454
5.80%, 03/15/36	708,000	861,558
3.95%, 10/15/42	250,000	243,465
4.75%, 07/15/45	250,000	275,405

		14,926,135

Hotels, Restaurants & Leisure 0.1%
Carnival Corp.,
3.95%, 10/15/20	500,000	527,289
Hyatt Hotels Corp.,
5.38%, 08/15/21	150,000	164,079
McDonald’s Corp.,
5.35%, 03/01/18	360,000	375,166
2.20%, 05/26/20 (b)	750,000	750,188
3.70%, 01/30/26	250,000	254,524
4.70%, 12/09/35	400,000	423,166
4.88%, 07/15/40	250,000	264,179
4.88%, 12/09/45	250,000	267,769
Wyndham Worldwide Corp.,
5.63%, 03/01/21	150,000	164,471

		3,190,831

Household Durables 0.1%
Newell Brands, Inc.,
4.20%, 04/01/26 (b)	600,000	626,268
5.50%, 04/01/46	350,000	401,809

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Household Durables (continued)
Whirlpool Corp.,
3.70%, 05/01/25	$500,000	$504,490

		1,532,567

Household Products 0.1%
Clorox Co. (The),
3.80%, 11/15/21	500,000	527,422
Colgate-Palmolive Co.,
2.45%, 11/15/21	150,000	150,615
Kimberly-Clark Corp.,
2.40%, 06/01/23	500,000	488,806
2.65%, 03/01/25	105,000	102,135
6.63%, 08/01/37	130,000	178,120
3.20%, 07/30/46	415,000	360,861

		1,807,959

Independent Power and Renewable Electricity Producers 0.0%†
Exelon Generation Co. LLC,
2.95%, 01/15/20	500,000	505,946
Oglethorpe Power Corp.,
5.25%, 09/01/50	200,000	210,708
PSEG Power LLC,
5.13%, 04/15/20	250,000	267,780

		984,434

Industrial Conglomerates 0.4%
3M Co.,
3.00%, 08/07/25	400,000	402,637
5.70%, 03/15/37	415,000	522,010
General Electric Co.,
2.20%, 01/09/20	1,144,000	1,147,723
5.30%, 02/11/21	101,000	112,015
4.65%, 10/17/21	2,086,000	2,288,217
2.70%, 10/09/22	500,000	499,907
3.10%, 01/09/23	144,000	145,941
3.38%, 03/11/24 (b)	500,000	513,914
3.45%, 05/15/24	144,000	148,022
6.75%, 03/15/32	323,000	429,955
6.15%, 08/07/37	201,000	259,435
5.88%, 01/14/38	144,000	181,228
4.13%, 10/09/42	350,000	353,098
Honeywell International, Inc.,
4.25%, 03/01/21	500,000	540,690
Ingersoll-Rand Global Holding Co. Ltd.,
2.88%, 01/15/19	500,000	508,952
Koninklijke Philips NV,
5.00%, 03/15/42	250,000	255,317
Pentair Finance SA,
3.15%, 09/15/22	400,000	391,732
Roper Technologies, Inc.,
2.05%, 10/01/18	500,000	501,700

		9,202,493

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance 0.7%
Aflac, Inc.,
6.45%, 08/15/40	$53,000	$69,101
Alleghany Corp.,
4.95%, 06/27/22	400,000	433,620
Allstate Corp. (The),
4.50%, 06/15/43	250,000	265,155
6.50%, 05/15/57 (a)	195,000	221,325
American International Group, Inc.,
2.30%, 07/16/19	500,000	502,360
3.30%, 03/01/21	135,000	138,278
3.90%, 04/01/26	475,000	483,352
3.88%, 01/15/35	500,000	469,667
4.80%, 07/10/45	150,000	155,688
4.38%, 01/15/55	250,000	229,043
Aon Corp.,
5.00%, 09/30/20	500,000	538,624
Aon plc,
3.88%, 12/15/25	195,000	198,761
4.60%, 06/14/44	250,000	246,981
Assurant, Inc.,
2.50%, 03/15/18	350,000	353,656
Berkshire Hathaway Finance Corp.,
1.30%, 05/15/18	750,000	748,081
1.30%, 08/15/19	750,000	740,892
4.30%, 05/15/43 (b)	250,000	258,283
Chubb Corp. (The),
6.00%, 05/11/37	165,000	205,813
Chubb INA Holdings, Inc.,
2.70%, 03/13/23	500,000	494,752
3.35%, 05/03/26	90,000	91,162
4.35%, 11/03/45	500,000	528,151
CNA Financial Corp.,
5.75%, 08/15/21	500,000	558,548
Hartford Financial Services Group, Inc. (The),
5.13%, 04/15/22	100,000	110,919
6.10%, 10/01/41	309,000	362,608
Lincoln National Corp.,
4.85%, 06/24/21	100,000	108,319
6.15%, 04/07/36	440,000	515,755
Loews Corp.,
4.13%, 05/15/43	400,000	383,755
Markel Corp.,
3.63%, 03/30/23	350,000	350,925
Marsh & McLennan Cos., Inc.,
4.80%, 07/15/21	600,000	652,192
MetLife, Inc.,
3.60%, 11/13/25 (b)	500,000	508,374
5.70%, 06/15/35	159,000	187,085
6.40%, 12/15/36	500,000	540,000
4.88%, 11/13/43	500,000	541,330
4.60%, 05/13/46	165,000	173,701

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
Nationwide Financial Services, Inc.,
6.75%, 05/15/37 (e)	$105,000	$108,675
Principal Financial Group, Inc.,
3.40%, 05/15/25	500,000	496,804
Progressive Corp. (The),
3.75%, 08/23/21	200,000	211,713
6.25%, 12/01/32	162,000	202,377
Prudential Financial, Inc.,
Series B, 5.75%, 07/15/33	147,000	167,847
5.63%, 06/15/43 (a)	250,000	259,688
5.10%, 08/15/43	500,000	541,036
4.60%, 05/15/44	500,000	520,361
Reinsurance Group of America, Inc.,
5.00%, 06/01/21	100,000	108,065
Travelers Cos., Inc. (The),
5.35%, 11/01/40	250,000	294,487
Travelers Property Casualty Corp.,
6.38%, 03/15/33	192,000	242,452
Unum Group,
3.88%, 11/05/25 (b)	500,000	488,673
Willis Towers Watson plc,
5.75%, 03/15/21	100,000	109,273
XLIT Ltd.,
4.45%, 03/31/25	750,000	743,677

		16,861,384

Internet & Direct Marketing Retail 0.1%
Amazon.com, Inc.,
3.30%, 12/05/21	500,000	518,125
4.80%, 12/05/34	500,000	550,330
Expedia, Inc.,
5.95%, 08/15/20	100,000	109,307
QVC, Inc.,
4.38%, 03/15/23	350,000	347,377

		1,525,139

Internet Software & Services 0.1%
Alibaba Group Holding Ltd.,
3.13%, 11/28/21	275,000	274,806
4.50%, 11/28/34 (b)	500,000	493,570
Alphabet, Inc.,
3.38%, 02/25/24	750,000	777,572
Baidu, Inc.,
3.25%, 08/06/18	250,000	254,223
eBay, Inc.,
2.20%, 08/01/19	1,000,000	999,544
3.25%, 10/15/20 (b)	200,000	204,703
3.80%, 03/09/22	285,000	294,442

		3,298,860

IT Services 0.4%
Broadridge Financial Solutions, Inc.,
3.40%, 06/27/26	215,000	207,479

Corporate Bonds (continued)

	Principal Amount	Market Value

IT Services (continued)
Fidelity National Information Services, Inc.,
2.00%, 04/15/18	$500,000	$501,524
3.50%, 04/15/23	150,000	151,910
5.00%, 10/15/25	350,000	381,197
3.00%, 08/15/26	750,000	704,198
Fiserv, Inc.,
2.70%, 06/01/20	750,000	753,622
4.75%, 06/15/21	200,000	215,227
International Business Machines Corp.,
1.25%, 02/08/18	1,000,000	998,821
1.63%, 05/15/20	500,000	493,917
2.90%, 11/01/21	200,000	204,064
5.88%, 11/29/32	433,000	539,714
4.00%, 06/20/42	600,000	600,154
Visa, Inc.,
2.20%, 12/14/20	500,000	501,554
2.80%, 12/14/22	250,000	251,401
3.15%, 12/14/25	135,000	135,592
4.30%, 12/14/45	750,000	791,636
Western Union Co. (The),
6.20%, 11/17/36 (b)	300,000	312,842
Xerox Corp.,
6.35%, 05/15/18	250,000	263,569
4.50%, 05/15/21	250,000	259,930
4.80%, 03/01/35	210,000	189,506

		8,457,857

Leisure Products 0.0%†
Mattel, Inc.,
3.15%, 03/15/23	300,000	295,370
5.45%, 11/01/41	150,000	150,544

		445,914

Life Sciences Tools & Services 0.1%
Agilent Technologies, Inc.,
3.88%, 07/15/23	250,000	257,211
Bio-Rad Laboratories, Inc.,
4.88%, 12/15/20	150,000	160,300
PerkinElmer, Inc.,
5.00%, 11/15/21	150,000	162,041
Thermo Fisher Scientific, Inc.,
3.60%, 08/15/21	250,000	258,378
4.15%, 02/01/24	1,000,000	1,041,330

		1,879,260

Machinery 0.2%
Caterpillar, Inc.,
3.90%, 05/27/21	500,000	527,271
2.60%, 06/26/22	350,000	348,704
6.05%, 08/15/36	177,000	221,477
Deere & Co.,
8.10%, 05/15/30	500,000	728,018

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Machinery (continued)
Dover Corp.,
5.38%, 03/01/41	$100,000	$117,160
Flowserve Corp.,
3.50%, 09/15/22	100,000	100,241
IDEX Corp.,
4.20%, 12/15/21	300,000	307,589
Illinois Tool Works, Inc.,
1.95%, 03/01/19	250,000	251,290
4.88%, 09/15/41	200,000	225,209
Parker-Hannifin Corp.,
4.20%, 11/21/34	500,000	510,909
Stanley Black & Decker, Inc.,
2.90%, 11/01/22	500,000	502,393

		3,840,261

Media 1.0%
21st Century Fox America, Inc.,
4.50%, 02/15/21	250,000	267,285
4.00%, 10/01/23	500,000	516,496
6.55%, 03/15/33	300,000	364,169
6.20%, 12/15/34	245,000	287,821
6.65%, 11/15/37	150,000	184,583
6.15%, 02/15/41	250,000	295,692
5.40%, 10/01/43	500,000	538,400
CBS Corp.,
5.75%, 04/15/20	250,000	275,960
5.50%, 05/15/33	118,000	122,570
4.85%, 07/01/42	100,000	97,890
4.60%, 01/15/45	500,000	481,224
Charter Communications Operating LLC,
3.58%, 07/23/20	1,000,000	1,020,235
4.91%, 07/23/25	660,000	695,594
6.38%, 10/23/35	500,000	570,916
6.48%, 10/23/45	250,000	289,020
Comcast Cable Communications Holdings, Inc.,
9.46%, 11/15/22	118,000	159,713
Comcast Corp.,
5.70%, 07/01/19	500,000	546,993
2.85%, 01/15/23	500,000	498,702
3.60%, 03/01/24	500,000	516,105
4.25%, 01/15/33	250,000	260,166
7.05%, 03/15/33	295,000	396,034
4.40%, 08/15/35	500,000	523,069
6.50%, 11/15/35	100,000	128,058
6.95%, 08/15/37	295,000	402,354
6.55%, 07/01/39	500,000	652,283
6.40%, 03/01/40	350,000	455,557
Discovery Communications LLC,
5.05%, 06/01/20	500,000	536,676
3.30%, 05/15/22	350,000	348,824
3.45%, 03/15/25 (b)	270,000	257,727

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
Discovery Communications LLC (continued) ,
4.90%, 03/11/26	$115,000	$121,097
4.88%, 04/01/43	200,000	184,819
Grupo Televisa SAB,
6.63%, 01/15/40	250,000	261,970
5.00%, 05/13/45	250,000	212,148
Historic TW, Inc.,
6.88%, 06/15/18	176,000	188,236
NBCUniversal Media LLC,
5.15%, 04/30/20	500,000	546,762
4.38%, 04/01/21	800,000	864,255
2.88%, 01/15/23	350,000	349,179
5.95%, 04/01/41	200,000	246,418
Omnicom Group, Inc.,
4.45%, 08/15/20	150,000	159,557
3.63%, 05/01/22	50,000	51,350
Scripps Networks Interactive, Inc.,
2.80%, 06/15/20	500,000	501,104
Time Warner Cable LLC,
6.75%, 07/01/18	585,000	624,558
8.25%, 04/01/19	700,000	786,590
6.75%, 06/15/39	900,000	1,046,323
5.88%, 11/15/40	250,000	266,611
Time Warner, Inc.,
3.60%, 07/15/25	500,000	497,200
5.38%, 10/15/41	200,000	211,490
4.65%, 06/01/44	250,000	239,036
Viacom, Inc.,
3.88%, 12/15/21	600,000	606,091
3.25%, 03/15/23	200,000	191,830
4.25%, 09/01/23	100,000	100,080
3.88%, 04/01/24 (b)	500,000	485,261
4.38%, 03/15/43	459,000	365,619
Walt Disney Co. (The),
3.75%, 06/01/21	500,000	530,912
3.15%, 09/17/25	325,000	329,630
3.00%, 02/13/26	500,000	497,491
3.00%, 07/30/46	150,000	127,569
WPP Finance 2010,
4.75%, 11/21/21	400,000	433,099
3.75%, 09/19/24	550,000	553,535

		23,269,936

Metals & Mining 0.4%
Barrick Gold Corp.,
4.10%, 05/01/23 (b)	907,000	930,438
5.25%, 04/01/42	150,000	146,099
Barrick North America Finance LLC,
4.40%, 05/30/21	450,000	472,885
BHP Billiton Finance USA Ltd.,
3.25%, 11/21/21	250,000	257,570
6.42%, 03/01/26	80,000	98,233
5.00%, 09/30/43 (b)	500,000	558,480

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining (continued)
Glencore Canada Corp.,
6.20%, 06/15/35	$77,000	$78,528
Goldcorp, Inc.,
2.13%, 03/15/18	350,000	349,837
Newmont Mining Corp.,
5.88%, 04/01/35	236,000	252,512
4.88%, 03/15/42	150,000	140,738
Nucor Corp.,
4.00%, 08/01/23 (b)	500,000	525,606
Reliance Steel & Aluminum Co.,
4.50%, 04/15/23	250,000	251,521
Rio Tinto Alcan, Inc.,
5.75%, 06/01/35	206,000	220,051
Rio Tinto Finance USA Ltd.,
9.00%, 05/01/19	750,000	864,791
Rio Tinto Finance USA plc,
2.88%, 08/21/22 (b)	62,000	62,257
4.13%, 08/21/42	250,000	245,549
Southern Copper Corp.,
3.88%, 04/23/25	750,000	739,522
6.75%, 04/16/40	250,000	269,727
5.88%, 04/23/45	230,000	225,797
Vale Overseas Ltd.,
4.38%, 01/11/22 (b)	750,000	736,875
6.88%, 11/21/36	944,000	929,840

		8,356,856

Multiline Retail 0.2%
Dollar General Corp.,
3.25%, 04/15/23	250,000	246,706
Kohl’s Corp.,
4.00%, 11/01/21 (b)	400,000	419,484
Macy’s Retail Holdings, Inc.,
6.90%, 04/01/29	75,000	84,935
6.70%, 07/15/34 (b)	150,000	163,469
5.13%, 01/15/42	500,000	461,970
Nordstrom, Inc.,
4.00%, 10/15/21	500,000	523,541
Target Corp.,
6.00%, 01/15/18	500,000	522,763
2.50%, 04/15/26 (b)	500,000	477,022
6.35%, 11/01/32	222,000	284,252
4.00%, 07/01/42 (b)	350,000	348,054

		3,532,196

Multi-Utilities 0.5%
Ameren Illinois Co.,
2.70%, 09/01/22	450,000	451,354
Berkshire Hathaway Energy Co.,
2.00%, 11/15/18	1,000,000	1,004,310
5.15%, 11/15/43	500,000	561,390
CMS Energy Corp.,
4.70%, 03/31/43	300,000	313,651

Corporate Bonds (continued)

	Principal Amount	Market Value

Multi-Utilities (continued)
Consolidated Edison Co. of New York, Inc.,
Series 08-A, 5.85%, 04/01/18	$500,000	$526,204
3.30%, 12/01/24	500,000	508,214
3.95%, 03/01/43	500,000	483,930
4.50%, 12/01/45	500,000	530,178
Delmarva Power & Light Co.,
3.50%, 11/15/23	1,000,000	1,028,863
Dominion Resources, Inc.,
5.20%, 08/15/19	200,000	215,000
3.63%, 12/01/24	350,000	352,190
Series E, 6.30%, 03/15/33	10,000	11,897
Series B, 5.95%, 06/15/35	251,000	290,042
Series C, 4.90%, 08/01/41	700,000	734,859
NiSource Finance Corp.,
5.95%, 06/15/41	450,000	534,257
4.80%, 02/15/44	250,000	263,199
Puget Energy, Inc.,
3.65%, 05/15/25	250,000	246,379
Puget Sound Energy, Inc.,
5.48%, 06/01/35	147,000	170,097
5.64%, 04/15/41	500,000	604,723
San Diego Gas & Electric Co.,
3.95%, 11/15/41	250,000	248,959
Sempra Energy,
4.05%, 12/01/23	150,000	156,664
6.00%, 10/15/39	220,000	262,141
Southern Co. Gas Capital Corp.,
4.40%, 06/01/43	250,000	247,204
WEC Energy Group, Inc.,
3.55%, 06/15/25	500,000	509,566

		10,255,271

Oil, Gas & Consumable Fuels 2.6%
Anadarko Finance Co.,
Series B, 7.50%, 05/01/31	298,000	379,249
Anadarko Petroleum Corp.,
3.45%, 07/15/24	500,000	490,822
5.55%, 03/15/26 (b)	500,000	559,630
6.45%, 09/15/36	281,000	334,437
Apache Corp.,
3.63%, 02/01/21	500,000	518,501
5.10%, 09/01/40	100,000	104,618
4.75%, 04/15/43	500,000	515,014
BP Capital Markets plc,
1.38%, 05/10/18	1,000,000	996,914
2.24%, 05/10/19	750,000	754,544
2.32%, 02/13/20	500,000	500,071
4.50%, 10/01/20	200,000	214,613
3.56%, 11/01/21	250,000	260,968
3.06%, 03/17/22	420,000	424,831
3.54%, 11/04/24	250,000	253,737
3.72%, 11/28/28	500,000	508,039

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Buckeye Partners LP,
4.88%, 02/01/21	$250,000	$265,447
4.15%, 07/01/23	250,000	252,973
Canadian Natural Resources Ltd.,
3.90%, 02/01/25	500,000	501,478
6.25%, 03/15/38	340,000	386,806
Chevron Corp.,
1.72%, 06/24/18	1,500,000	1,504,593
2.19%, 11/15/19	105,000	106,047
1.96%, 03/03/20	1,000,000	996,673
2.95%, 05/16/26	500,000	491,836
Cimarex Energy Co.,
5.88%, 05/01/22	500,000	519,740
Columbia Pipeline Group, Inc.,
3.30%, 06/01/20	500,000	509,346
ConocoPhillips,
5.90%, 10/15/32	177,000	204,061
6.50%, 02/01/39 (b)	400,000	506,366
ConocoPhillips Co.,
1.50%, 05/15/18	500,000	498,312
3.35%, 05/15/25 (b)	500,000	493,383
4.15%, 11/15/34 (b)	500,000	488,721
4.30%, 11/15/44	155,000	154,180
ConocoPhillips Holding Co.,
6.95%, 04/15/29	250,000	314,389
Devon Energy Corp.,
3.25%, 05/15/22 (b)	500,000	496,828
7.95%, 04/15/32	350,000	443,176
4.75%, 05/15/42	500,000	472,347
Ecopetrol SA,
4.25%, 09/18/18	500,000	513,750
5.88%, 05/28/45	600,000	518,400
El Paso Natural Gas Co. LLC,
8.37%, 06/15/32	250,000	310,031
Enable Midstream Partners LP,
5.00%, 05/15/44	350,000	300,627
Enbridge Energy Partners LP,
4.20%, 09/15/21	700,000	728,493
Enbridge, Inc.,
4.25%, 12/01/26	500,000	511,945
Encana Corp.,
6.50%, 02/01/38	500,000	540,380
Energy Transfer Partners LP,
6.70%, 07/01/18	350,000	371,827
4.65%, 06/01/21 (b)	200,000	207,654
5.20%, 02/01/22	500,000	535,367
3.60%, 02/01/23	500,000	491,753
4.90%, 02/01/24	250,000	258,586
4.05%, 03/15/25	1,000,000	989,908
4.75%, 01/15/26	250,000	258,461
6.05%, 06/01/41	75,000	77,007
EnLink Midstream Partners LP,
4.15%, 06/01/25	500,000	485,332

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Enterprise Products Operating LLC,
1.65%, 05/07/18	$750,000	$747,893
4.05%, 02/15/22	250,000	263,546
3.90%, 02/15/24	750,000	773,532
6.13%, 10/15/39	285,000	323,965
6.45%, 09/01/40	250,000	297,161
4.45%, 02/15/43	500,000	473,909
4.85%, 03/15/44	200,000	201,921
EOG Resources, Inc.,
5.63%, 06/01/19	130,000	140,480
2.45%, 04/01/20	500,000	500,753
4.10%, 02/01/21	400,000	421,546
EQT Corp.,
4.88%, 11/15/21	250,000	266,848
Exxon Mobil Corp.,
1.91%, 03/06/20	1,000,000	998,952
3.18%, 03/15/24	500,000	506,125
2.71%, 03/06/25	500,000	486,733
3.04%, 03/01/26	235,000	234,682
4.11%, 03/01/46 (b)	750,000	768,206
Hess Corp.,
4.30%, 04/01/27	500,000	497,711
7.30%, 08/15/31	164,000	191,013
5.60%, 02/15/41 (b)	250,000	252,785
Husky Energy, Inc.,
3.95%, 04/15/22	600,000	623,291
Kinder Morgan Energy Partners LP,
3.50%, 03/01/21	625,000	634,525
5.80%, 03/01/21	200,000	219,178
4.25%, 09/01/24	250,000	255,311
5.80%, 03/15/35	206,000	217,786
6.38%, 03/01/41	250,000	271,192
5.00%, 08/15/42	350,000	334,502
Kinder Morgan, Inc.,
4.30%, 06/01/25	160,000	164,731
5.30%, 12/01/34	900,000	913,360
5.05%, 02/15/46	250,000	247,476
Magellan Midstream Partners LP,
4.25%, 09/15/46	500,000	469,784
Marathon Oil Corp.,
2.80%, 11/01/22	250,000	239,065
3.85%, 06/01/25 (b)	500,000	484,866
6.80%, 03/15/32	118,000	131,417
Marathon Petroleum Corp.,
5.13%, 03/01/21 (b)	600,000	654,999
3.63%, 09/15/24 (b)	250,000	246,900
5.85%, 12/15/45	250,000	248,499
MPLX LP,
4.50%, 07/15/23	500,000	507,808
4.88%, 12/01/24	250,000	257,423
4.88%, 06/01/25	250,000	257,037
Nexen Energy ULC,
5.88%, 03/10/35	133,000	149,388
6.40%, 05/15/37	350,000	414,818

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Noble Energy, Inc.,
4.15%, 12/15/21 (b)	$600,000	$624,412
5.25%, 11/15/43	150,000	152,792
Occidental Petroleum Corp.,
3.13%, 02/15/22	350,000	357,736
2.70%, 02/15/23	200,000	198,061
3.40%, 04/15/26	775,000	780,847
ONEOK Partners LP,
3.38%, 10/01/22	500,000	502,087
4.90%, 03/15/25 (b)	500,000	536,310
6.13%, 02/01/41	100,000	109,990
Petro-Canada,
5.95%, 05/15/35	271,000	318,896
Petroleos Mexicanos,
3.50%, 07/18/18	500,000	504,500
5.50%, 01/21/21	275,000	282,906
4.88%, 01/24/22	250,000	250,750
3.50%, 01/30/23	500,000	459,000
6.63%, 06/15/35	1,074,000	1,057,890
6.38%, 01/23/45	500,000	455,000
Phillips 66,
4.65%, 11/15/34	500,000	520,460
5.88%, 05/01/42	382,000	452,309
Pioneer Natural Resources Co.,
3.95%, 07/15/22	450,000	466,889
Plains All American Pipeline LP,
4.65%, 10/15/25	500,000	516,566
5.15%, 06/01/42	450,000	417,235
Regency Energy Partners LP,
5.88%, 03/01/22	500,000	550,029
Spectra Energy Partners LP,
2.95%, 09/25/18	500,000	507,892
3.50%, 03/15/25	500,000	488,367
Statoil ASA,
1.20%, 01/17/18	1,000,000	997,195
1.15%, 05/15/18	1,000,000	993,853
3.70%, 03/01/24	500,000	523,344
6.80%, 01/15/28	350,000	450,316
Suncor Energy, Inc.,
3.60%, 12/01/24	235,000	240,812
6.50%, 06/15/38	500,000	638,870
Sunoco Logistics Partners Operations LP,
3.45%, 01/15/23 (b)	250,000	244,219
5.35%, 05/15/45	500,000	482,830
Total Capital International SA,
2.88%, 02/17/22	500,000	503,952
TransCanada PipeLines Ltd.,
3.80%, 10/01/20	250,000	260,947
4.88%, 01/15/26	285,000	316,676
4.63%, 03/01/34	250,000	263,623
5.85%, 03/15/36	750,000	893,997

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Valero Energy Corp.,
7.50%, 04/15/32	$118,000	$144,907
6.63%, 06/15/37	455,000	532,516
Williams Partners LP,
5.25%, 03/15/20	500,000	534,210
4.00%, 09/15/25	500,000	494,389
6.30%, 04/15/40	150,000	160,109
5.80%, 11/15/43	250,000	255,693
4.90%, 01/15/45	350,000	323,472

		59,580,182

Paper & Forest Products 0.0%†
Georgia-Pacific LLC,
8.88%, 05/15/31	250,000	370,416

Pharmaceuticals 1.1%
Actavis Funding SCS,
3.00%, 03/12/20	750,000	760,397
3.45%, 03/15/22	1,060,000	1,075,910
3.85%, 06/15/24	325,000	327,898
3.80%, 03/15/25	500,000	500,589
4.55%, 03/15/35	195,000	193,009
4.75%, 03/15/45	500,000	490,867
Actavis, Inc.,
3.25%, 10/01/22	200,000	199,184
Allergan, Inc.,
1.35%, 03/15/18	400,000	397,120
AstraZeneca plc,
3.38%, 11/16/25	1,000,000	993,092
6.45%, 09/15/37	200,000	258,737
4.00%, 09/18/42 (b)	250,000	236,900
Bristol-Myers Squibb Co.,
2.00%, 08/01/22	700,000	682,105
3.25%, 08/01/42	250,000	223,626
Eli Lilly & Co.,
1.95%, 03/15/19	250,000	251,553
2.75%, 06/01/25	95,000	92,606
3.70%, 03/01/45	500,000	474,310
GlaxoSmithKline Capital plc,
2.85%, 05/08/22	250,000	252,008
GlaxoSmithKline Capital, Inc.,
5.38%, 04/15/34	201,000	235,229
4.20%, 03/18/43	300,000	309,815
Johnson & Johnson,
2.95%, 09/01/20	200,000	206,569
2.45%, 12/05/21	500,000	507,775
2.45%, 03/01/26	650,000	621,681
4.95%, 05/15/33	663,000	773,206
Merck & Co., Inc.,
2.75%, 02/10/25	570,000	559,661
3.60%, 09/15/42 (b)	500,000	470,195
4.15%, 05/18/43	500,000	513,588
Mylan NV,
3.95%, 06/15/26 (d)	1,000,000	935,848

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals (continued)
Mylan, Inc.,
2.60%, 06/24/18	$750,000	$754,342
Novartis Capital Corp.,
2.40%, 09/21/22	500,000	493,878
3.40%, 05/06/24 (b)	1,000,000	1,030,502
3.00%, 11/20/25	500,000	496,492
Novartis Securities Investment Ltd.,
5.13%, 02/10/19	470,000	503,270
Perrigo Co. plc,
4.00%, 11/15/23	250,000	247,829
Pfizer, Inc.,
4.65%, 03/01/18	265,000	274,816
2.10%, 05/15/19	500,000	504,637
3.40%, 05/15/24	1,000,000	1,033,631
3.00%, 12/15/26	500,000	493,600
7.20%, 03/15/39	525,000	758,356
Pharmacia LLC,
6.60%, 12/01/28	177,000	225,788
Sanofi,
1.25%, 04/10/18	250,000	249,519
Shire Acquisitions Investments Ireland DAC,
3.20%, 09/23/26	1,125,000	1,051,127
Teva Pharmaceutical Finance Co. BV,
Series 2, 3.65%, 11/10/21	32,000	32,411
Teva Pharmaceutical Finance Co. LLC,
6.15%, 02/01/36	7,000	7,815
Teva Pharmaceutical Finance IV BV,
3.65%, 11/10/21	82,000	83,053
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 07/21/21	500,000	478,344
2.80%, 07/21/23	750,000	709,943
3.15%, 10/01/26	640,000	590,033
4.10%, 10/01/46	250,000	214,216
Wyeth LLC,
6.50%, 02/01/34	206,000	266,203
Zoetis, Inc.,
3.25%, 02/01/23	600,000	598,688
4.50%, 11/13/25 (b)	230,000	243,834

		23,885,805

Professional Services 0.0%†
Verisk Analytics, Inc.,
4.00%, 06/15/25	250,000	253,510

Real Estate Management & Development 0.0%†
CBRE Services, Inc.,
4.88%, 03/01/26	500,000	498,187

Road & Rail 0.5%
Burlington Northern Santa Fe LLC,
3.05%, 09/01/22	350,000	357,426
3.00%, 03/15/23	500,000	506,070

Corporate Bonds (continued)

	Principal Amount	Market Value

Road & Rail (continued)
Burlington Northern Santa Fe LLC, (continued)
3.85%, 09/01/23	$650,000	$688,323
3.75%, 04/01/24	500,000	525,633
3.65%, 09/01/25	750,000	785,107
7.95%, 08/15/30	206,000	292,992
4.55%, 09/01/44	250,000	265,812
4.70%, 09/01/45	250,000	273,628
Canadian National Railway Co.,
6.90%, 07/15/28	242,000	322,653
6.20%, 06/01/36	236,000	305,388
Canadian Pacific Railway Co.,
4.50%, 01/15/22	350,000	376,023
2.90%, 02/01/25	500,000	490,066
6.13%, 09/15/15	250,000	299,323
CSX Corp.,
3.70%, 10/30/20	300,000	311,642
5.50%, 04/15/41	150,000	172,193
4.10%, 03/15/44	250,000	242,314
3.95%, 05/01/50	350,000	314,754
Norfolk Southern Corp.,
5.90%, 06/15/19	400,000	436,415
3.25%, 12/01/21	1,000,000	1,027,013
3.00%, 04/01/22	500,000	505,581
5.59%, 05/17/25	84,000	96,085
4.45%, 06/15/45 (b)	500,000	518,243
Ryder System, Inc.,
2.50%, 05/11/20	205,000	204,062
Union Pacific Corp.,
2.75%, 04/15/23	750,000	744,683
3.25%, 08/15/25 (b)	500,000	507,559
4.05%, 11/15/45 (b)	220,000	221,418
4.05%, 03/01/46	340,000	340,972

		11,131,378

Semiconductors & Semiconductor Equipment 0.2%
Applied Materials, Inc.,
4.30%, 06/15/21	400,000	430,053
5.10%, 10/01/35	250,000	278,005
Intel Corp.,
3.70%, 07/29/25	500,000	527,378
4.80%, 10/01/41	350,000	385,289
4.90%, 07/29/45	350,000	391,539
KLA-Tencor Corp.,
4.65%, 11/01/24	215,000	227,602
Lam Research Corp.,
3.80%, 03/15/25	255,000	255,278
Maxim Integrated Products, Inc.,
3.38%, 03/15/23	350,000	341,888
QUALCOMM, Inc.,
2.25%, 05/20/20	1,000,000	1,000,073
4.65%, 05/20/35	500,000	528,560

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.,
1.75%, 05/01/20	$500,000	$494,473

		4,860,138

Software 0.6%
Adobe Systems, Inc.,
3.25%, 02/01/25	135,000	135,066
CA, Inc.,
4.50%, 08/15/23 (b)	410,000	427,017
Microsoft Corp.,
3.00%, 10/01/20	500,000	516,865
2.65%, 11/03/22	500,000	502,908
2.00%, 08/08/23	1,000,000	955,803
3.63%, 12/15/23	400,000	421,298
2.70%, 02/12/25	500,000	489,935
3.13%, 11/03/25	500,000	505,585
2.40%, 08/08/26	465,000	439,284
3.50%, 02/12/35	325,000	312,838
3.45%, 08/08/36	500,000	475,181
4.50%, 10/01/40	300,000	318,777
3.75%, 02/12/45	750,000	703,313
4.45%, 11/03/45	350,000	372,897
3.70%, 08/08/46	500,000	470,733
Oracle Corp.,
2.38%, 01/15/19	1,000,000	1,013,385
5.00%, 07/08/19	200,000	215,684
2.80%, 07/08/21	1,000,000	1,019,202
1.90%, 09/15/21	2,000,000	1,954,386
2.50%, 10/15/22	500,000	494,648
2.65%, 07/15/26	490,000	465,113
3.25%, 05/15/30 (b)	500,000	487,251
5.38%, 07/15/40	350,000	406,739
4.50%, 07/08/44	750,000	765,744
4.00%, 07/15/46	250,000	239,124

		14,108,776

Specialty Retail 0.2%
AutoZone, Inc.,
4.00%, 11/15/20	500,000	524,748
3.25%, 04/15/25	325,000	318,969
Bed Bath & Beyond, Inc.,
3.75%, 08/01/24 (b)	250,000	252,423
Home Depot, Inc. (The),
2.70%, 04/01/23	500,000	500,104
3.35%, 09/15/25	85,000	87,172
5.88%, 12/16/36	300,000	379,009
5.95%, 04/01/41	150,000	190,690
4.20%, 04/01/43	250,000	257,587
4.40%, 03/15/45	500,000	532,848
Lowe’s Cos., Inc.,
3.13%, 09/15/24	400,000	402,038

Corporate Bonds (continued)

	Principal Amount	Market Value

Specialty Retail (continued)
Lowe’s Cos., Inc., (continued)
6.50%, 03/15/29	$236,000	$304,850
5.80%, 10/15/36	300,000	363,501
5.00%, 09/15/43	250,000	278,123

		4,392,062

Technology Hardware, Storage & Peripherals 0.4%
Apple, Inc.,
1.55%, 02/07/20	750,000	740,832
2.00%, 05/06/20	750,000	751,393
1.55%, 08/04/21	1,000,000	966,822
2.50%, 02/09/25	595,000	571,741
3.25%, 02/23/26	1,130,000	1,130,600
2.45%, 08/04/26	625,000	586,592
3.85%, 05/04/43	750,000	717,183
4.38%, 05/13/45	355,000	364,699
4.65%, 02/23/46	460,000	496,731
Hewlett Packard Enterprise Co.,
3.60%, 10/15/20	750,000	762,986
4.90%, 10/15/25	500,000	514,407
6.35%, 10/15/45	250,000	252,525
HP, Inc.,
3.75%, 12/01/20	291,000	301,297
4.65%, 12/09/21 (b)	600,000	640,438
NetApp, Inc.,
3.38%, 06/15/21 (b)	210,000	213,282
Seagate HDD Cayman,
3.75%, 11/15/18	675,000	691,622
5.75%, 12/01/34	175,000	149,187

		9,852,337

Textiles, Apparel & Luxury Goods 0.0%†
Cintas Corp. No. 2,
4.30%, 06/01/21	125,000	132,665
NIKE, Inc.,
3.88%, 11/01/45	250,000	246,417
VF Corp.,
3.50%, 09/01/21	200,000	207,871

		586,953

Thrifts & Mortgage Finance 0.0%†
BPCE SA,
4.00%, 04/15/24	475,000	493,056

Tobacco 0.2%
Altria Group, Inc.,
9.25%, 08/06/19	155,000	182,896
2.63%, 01/14/20	350,000	353,988
4.25%, 08/09/42	250,000	246,030
4.50%, 05/02/43	450,000	457,368
5.38%, 01/31/44	170,000	196,371

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Tobacco (continued)
Philip Morris International, Inc.,
5.65%, 05/16/18	$400,000	$421,597
2.63%, 03/06/23	1,000,000	983,781
6.38%, 05/16/38	460,000	589,832
3.88%, 08/21/42	250,000	232,130
Reynolds American, Inc.,
4.45%, 06/12/25	1,500,000	1,583,716
5.70%, 08/15/35	120,000	137,837

		5,385,546

Trading Companies & Distributors 0.1%
Air Lease Corp.,
3.38%, 01/15/19 (b)	500,000	508,478
GATX Corp.,
2.38%, 07/30/18	350,000	351,550
3.25%, 09/15/26	500,000	471,870

		1,331,898

Water Utilities 0.0%†
American Water Capital Corp.,
4.30%, 09/01/45	500,000	522,381
United Utilities plc,
5.38%, 02/01/19	100,000	104,802

		627,183

Wireless Telecommunication Services 0.2%
America Movil SAB de CV,
5.00%, 03/30/20	500,000	534,678
3.13%, 07/16/22	750,000	738,530
6.38%, 03/01/35	177,000	205,524
6.13%, 03/30/40	350,000	399,439
Rogers Communications, Inc.,
3.00%, 03/15/23	600,000	596,103
5.00%, 03/15/44	250,000	267,425
Vodafone Group plc,
2.95%, 02/19/23	250,000	242,404
7.88%, 02/15/30	206,000	268,659
4.38%, 02/19/43	500,000	442,401

		3,695,163

Total Corporate Bonds (cost $582,388,003)		593,128,705

Foreign Government Securities 2.2%
CANADA 0.3%
Canadian Government Bond,
1.13%, 03/19/18	500,000	499,414
1.63%, 02/27/19	750,000	753,326
Export Development Canada,
1.00%, 06/15/18	1,000,000	995,361

Foreign Government Securities (continued)

	Principal Amount	Market Value

CANADA (continued)
Hydro-Quebec,
8.40%, 01/15/22	$220,000	$275,002
8.88%, 03/01/26	156,000	214,045
Province of Ontario Canada,
1.20%, 02/14/18	500,000	498,870
3.00%, 07/16/18	250,000	255,668
2.00%, 09/27/18	750,000	755,877
2.00%, 01/30/19	1,000,000	1,006,685
1.88%, 05/21/20	1,000,000	996,731
3.50%, 07/29/20	400,000	421,600
Province of Quebec Canada,
7.50%, 09/15/29	578,000	809,894

		7,482,473

CHILE 0.0%†
Chile Government International Bond,
3.13%, 03/27/25	250,000	247,600

COLOMBIA 0.1%
Republic of Colombia,
4.38%, 07/12/21	1,150,000	1,204,625
7.38%, 09/18/37	225,000	273,375
5.63%, 02/26/44	500,000	515,000
5.00%, 06/15/45	500,000	474,375

		2,467,375

GERMANY 0.5%
Landwirtschaftliche Rentenbank,
1.00%, 04/04/18	1,000,000	996,628
Kreditanstalt fuer Wiederaufbau,
4.38%, 03/15/18	600,000	622,058
1.00%, 06/11/18	2,500,000	2,488,632
1.50%, 02/06/19	1,000,000	999,507
1.88%, 04/01/19	1,000,000	1,006,979
1.50%, 04/20/20	1,000,000	988,980
2.75%, 09/08/20	400,000	411,092
1.88%, 11/30/20	2,000,000	1,992,154
1.63%, 03/15/21	500,000	490,975
1.50%, 06/15/21	500,000	486,245
2.00%, 11/30/21	1,000,000	991,470

		11,474,720

HUNGARY 0.1%
Republic of Hungary,
5.38%, 03/25/24	1,000,000	1,090,000
7.63%, 03/29/41	250,000	349,312

		1,439,312

ISRAEL 0.0%†
Israel Government International Bond,
3.15%, 06/30/23	500,000	507,225

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount	Market Value

ITALY 0.1%
Italy Government International Bond,
6.88%, 09/27/23	$251,000	$292,247
5.38%, 06/15/33	541,000	579,107

		871,354

JAPAN 0.1%
Japan Bank for International Cooperation,
1.75%, 11/13/18	500,000	499,014
1.75%, 05/28/20	2,000,000	1,965,112

		2,464,126

MEXICO 0.3%
Petroleos Mexicanos,
4.50%, 01/23/26	1,250,000	1,138,750
5.63%, 01/23/46	500,000	415,000
Mexico Government International Bond,
5.13%, 01/15/20 (b)	1,000,000	1,073,500
3.50%, 01/21/21 (b)	1,000,000	1,016,000
4.00%, 10/02/23	500,000	501,200
6.75%, 09/27/34	1,246,000	1,476,510
4.75%, 03/08/44	400,000	363,720
5.55%, 01/21/45	500,000	511,250
4.60%, 01/23/46	347,000	311,432
4.35%, 01/15/47	500,000	428,750
5.75%, 10/12/10	200,000	184,500

		7,420,612

PANAMA 0.0%†
Panama Government International Bond,
6.70%, 01/26/36	250,000	303,375
4.30%, 04/29/53	500,000	447,500

		750,875

PERU 0.1%
Peruvian Government International Bond,
7.13%, 03/30/19 (b)	1,840,000	2,042,400
8.75%, 11/21/33	500,000	730,000

		2,772,400

PHILIPPINES 0.2%
Philippine Government International Bond,
6.50%, 01/20/20 (b)	1,500,000	1,701,359
9.50%, 02/02/30	500,000	787,850
7.75%, 01/14/31	500,000	702,866
6.38%, 10/23/34	500,000	650,359

		3,842,434

Foreign Government Securities (continued)

	Principal Amount	Market Value

POLAND 0.1%
Poland Government International Bond,
6.38%, 07/15/19	$750,000	$833,250
5.13%, 04/21/21	200,000	218,186
5.00%, 03/23/22	300,000	326,805
4.00%, 01/22/24	500,000	511,379

		1,889,620

SOUTH AFRICA 0.1%
Republic of South Africa,
4.67%, 01/17/24	500,000	499,330
6.25%, 03/08/41 (b)	200,000	218,700
5.38%, 07/24/44 (b)	250,000	246,000

		964,030

SOUTH KOREA 0.1%
Export-Import Bank of Korea,
1.75%, 05/26/19	500,000	498,220
4.00%, 01/29/21	600,000	627,611
5.00%, 04/11/22	500,000	550,907
Korea Development Bank (The),
4.63%, 11/16/21	200,000	216,648
3.00%, 01/13/26	500,000	489,332
Korea International Bond,
5.63%, 11/03/25	300,000	361,920
4.13%, 06/10/44 (b)	250,000	285,443

		3,030,081

SWEDEN 0.0%†
Svensk Exportkredit AB,
1.25%, 04/12/19	500,000	495,200

URUGUAY 0.1%
Uruguay Government International Bond,
4.50%, 08/14/24 (b)	650,000	677,625
4.38%, 10/27/27	500,000	501,275
5.10%, 06/18/50 (b)	350,000	315,000

		1,493,900

Total Foreign Government Securities (cost $49,629,027)		49,613,337

Mortgage-Backed Securities 28.1%
FHLMC Gold Pool
Pool# E86995 6.50%, 01/01/17	49	49
Pool# E88076 6.00%, 02/01/17	32	32
Pool# E88055 6.50%, 02/01/17	588	589
Pool# E88134 6.00%, 03/01/17	30	30
Pool# E88729 6.00%, 04/01/17	174	175

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities 28.1% (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# E89149 6.00%, 04/01/17	$57	$57
Pool# E89151 6.00%, 04/01/17	184	185
Pool# E89217 6.00%, 04/01/17	152	152
Pool# E89222 6.00%, 04/01/17	96	96
Pool# E89347 6.00%, 04/01/17	27	27
Pool# E89496 6.00%, 04/01/17	113	113
Pool# E89203 6.50%, 04/01/17	66	67
Pool# E89530 6.00%, 05/01/17	247	248
Pool# E89909 6.00%, 05/01/17	167	168
Pool# B15071 6.00%, 06/01/17	300	301
Pool# E01157 6.00%, 06/01/17	514	518
Pool# E90194 6.00%, 06/01/17	97	97
Pool# E90313 6.00%, 06/01/17	62	62
Pool# E90645 6.00%, 07/01/17	426	428
Pool# G18007 6.00%, 07/01/19	3,879	4,014
Pool# B16087 6.00%, 08/01/19	25,694	26,542
Pool# J00935 5.00%, 12/01/20	8,607	8,818
Pool# J00854 5.00%, 01/01/21	10,206	10,456
Pool# J01279 5.50%, 02/01/21	6,664	7,045
Pool# J01570 5.50%, 04/01/21	5,472	5,736
Pool# J01771 5.00%, 05/01/21	8,565	8,774
Pool# J06015 5.00%, 05/01/21	31,133	31,896
Pool# G18122 5.00%, 06/01/21	12,571	13,029
Pool# J01980 6.00%, 06/01/21	10,627	10,650
Pool# J03074 5.00%, 07/01/21	9,276	9,669
Pool# J03028 5.50%, 07/01/21	1,854	1,922

Mortgage-Backed Securities 28.1% (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# C90719 5.00%, 10/01/23	$381,596	$415,292
Pool# J09912 4.00%, 06/01/24	810,007	853,102
Pool# C00351 8.00%, 07/01/24	474	525
Pool# G13900 5.00%, 12/01/24	121,116	125,672
Pool# D60780 8.00%, 06/01/25	2,274	2,509
Pool# G30267 5.00%, 08/01/25	118,780	129,252
Pool# E02746 3.50%, 11/01/25	444,719	464,295
Pool# J13883 3.50%, 12/01/25	942,400	990,399
Pool# J14732 4.00%, 03/01/26	428,712	451,007
Pool# E02896 3.50%, 05/01/26	516,937	541,840
Pool# J18127 3.00%, 03/01/27	404,989	415,840
Pool# J18702 3.00%, 03/01/27	451,368	463,493
Pool# J19106 3.00%, 05/01/27	178,609	183,514
Pool# J20471 3.00%, 09/01/27	784,781	805,888
Pool# D82854 7.00%, 10/01/27	1,497	1,627
Pool# G14609 3.00%, 11/01/27	1,096,704	1,126,203
Pool# C00566 7.50%, 12/01/27	1,692	1,915
Pool# G15100 2.50%, 07/01/28	402,730	403,816
Pool# C00678 7.00%, 11/01/28	2,147	2,491
Pool# C18271 7.00%, 11/01/28	2,610	2,874
Pool# C00836 7.00%, 07/01/29	967	1,115
Pool# C31282 7.00%, 09/01/29	107	112
Pool# C31285 7.00%, 09/01/29	2,563	2,907
Pool# A18212 7.00%, 11/01/29	44,477	47,290
Pool# C32914 8.00%, 11/01/29	3,206	3,474
Pool# G18536 2.50%, 01/01/30	6,121,594	6,138,100

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# C37436 8.00%, 01/01/30	$2,879	$3,497
Pool# C36306 7.00%, 02/01/30	747	779
Pool# C36429 7.00%, 02/01/30	744	771
Pool# C00921 7.50%, 02/01/30	2,004	2,353
Pool# G01108 7.00%, 04/01/30	802	928
Pool# C37703 7.50%, 04/01/30	1,433	1,598
Pool# G18552 3.00%, 05/01/30	2,258,864	2,320,256
Pool# U49055 3.00%, 06/01/30	225,399	232,620
Pool# J32243 3.00%, 07/01/30	1,282,709	1,318,162
Pool# J32255 3.00%, 07/01/30	276,219	283,846
Pool# J32257 3.00%, 07/01/30	313,056	321,784
Pool# C41561 8.00%, 08/01/30	2,247	2,370
Pool# C01051 8.00%, 09/01/30	3,113	3,504
Pool# C43550 7.00%, 10/01/30	3,677	3,877
Pool# C44017 7.50%, 10/01/30	530	543
Pool# C43967 8.00%, 10/01/30	7,135	7,134
Pool# C44957 8.00%, 11/01/30	3,482	3,972
Pool# G18578 3.00%, 12/01/30	711,672	730,832
Pool# J33315 3.00%, 12/01/30	281,551	289,123
Pool# J33361 3.00%, 12/01/30	727,137	746,620
Pool# C01103 7.50%, 12/01/30	1,469	1,776
Pool# C46932 7.50%, 01/01/31	763	796
Pool# G18587 3.00%, 02/01/31	543,479	558,101
Pool# C47287 7.50%, 02/01/31	1,648	1,715
Pool# G18592 3.00%, 03/01/31	595,725	611,772
Pool# C48206 7.50%, 03/01/31	2,018	2,025

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# C91366 4.50%, 04/01/31	$168,848	$181,806
Pool# G18601 3.00%, 05/01/31	364,132	373,957
Pool# G18605 3.00%, 06/01/31	216,454	222,298
Pool# J34627 3.00%, 06/01/31	34,940	35,876
Pool# C91377 4.50%, 06/01/31	90,337	97,308
Pool# C53324 7.00%, 06/01/31	1,863	1,974
Pool# C01209 8.00%, 06/01/31	1,303	1,487
Pool# C55071 7.50%, 07/01/31	718	740
Pool# G01309 7.00%, 08/01/31	2,583	3,044
Pool# C01222 7.00%, 09/01/31	1,724	2,036
Pool# G01311 7.00%, 09/01/31	15,294	17,390
Pool# G01315 7.00%, 09/01/31	550	626
Pool# C58647 7.00%, 10/01/31	324	331
Pool# C60012 7.00%, 11/01/31	901	940
Pool# C61298 8.00%, 11/01/31	3,016	3,112
Pool# C61105 7.00%, 12/01/31	6,401	6,823
Pool# C01305 7.50%, 12/01/31	1,115	1,232
Pool# C62218 7.00%, 01/01/32	2,846	2,906
Pool# C63171 7.00%, 01/01/32	7,177	8,061
Pool# C64121 7.50%, 02/01/32	2,255	2,331
Pool# D99004 3.50%, 03/01/32	232,233	241,238
Pool# G30577 3.50%, 04/01/32	555,913	577,466
Pool# C01345 7.00%, 04/01/32	9,234	10,498
Pool# G01391 7.00%, 04/01/32	26,773	31,351
Pool# C65717 7.50%, 04/01/32	4,804	4,937
Pool# C01370 8.00%, 04/01/32	3,736	4,296

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# C66916 7.00%, 05/01/32	$19,990	$22,491
Pool# C67235 7.00%, 05/01/32	7,887	8,166
Pool# C01381 8.00%, 05/01/32	18,601	21,645
Pool# C68290 7.00%, 06/01/32	2,705	2,909
Pool# C68300 7.00%, 06/01/32	13,049	14,595
Pool# D99266 3.50%, 07/01/32	377,578	392,220
Pool# G01449 7.00%, 07/01/32	17,276	19,782
Pool# C68988 7.50%, 07/01/32	3,432	3,443
Pool# C69908 7.00%, 08/01/32	28,778	31,909
Pool# C91558 3.50%, 09/01/32	94,357	97,845
Pool# G01536 7.00%, 03/01/33	19,256	22,655
Pool# G30642 3.00%, 05/01/33	219,129	223,576
Pool# G30646 3.00%, 05/01/33	476,012	485,674
Pool# K90535 3.00%, 05/01/33	98,989	100,999
Pool# A16419 6.50%, 11/01/33	17,706	19,999
Pool# C01806 7.00%, 01/01/34	13,806	14,561
Pool# A21356 6.50%, 04/01/34	66,773	75,419
Pool# C01851 6.50%, 04/01/34	43,564	49,204
Pool# A22067 6.50%, 05/01/34	60,237	69,771
Pool# A24301 6.50%, 05/01/34	93,710	106,053
Pool# A24988 6.50%, 07/01/34	12,881	14,549
Pool# G01741 6.50%, 10/01/34	19,944	23,199
Pool# G08023 6.50%, 11/01/34	40,108	45,301
Pool# A33137 6.50%, 01/01/35	13,090	14,784
Pool# G01947 7.00%, 05/01/35	23,206	27,512
Pool# G08073 5.50%, 08/01/35	218,723	245,884

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# A37135 5.50%, 09/01/35	$348,397	$386,037
Pool# A47368 5.00%, 10/01/35	250,465	275,523
Pool# A38255 5.50%, 10/01/35	298,023	334,170
Pool# A38531 5.50%, 10/01/35	425,589	477,068
Pool# G08088 6.50%, 10/01/35	158,436	186,775
Pool# A39759 5.50%, 11/01/35	23,692	26,488
Pool# A40376 5.50%, 12/01/35	17,284	19,374
Pool# A42305 5.50%, 01/01/36	53,156	59,729
Pool# A41548 7.00%, 01/01/36	20,058	22,369
Pool# G08111 5.50%, 02/01/36	325,564	364,099
Pool# A43861 5.50%, 03/01/36	98,167	108,750
Pool# A43884 5.50%, 03/01/36	318,851	357,661
Pool# A43885 5.50%, 03/01/36	393,085	448,565
Pool# A43886 5.50%, 03/01/36	635,584	726,343
Pool# A48378 5.50%, 03/01/36	245,139	275,342
Pool# G08116 5.50%, 03/01/36	60,326	67,612
Pool# A48735 5.50%, 05/01/36	14,796	16,388
Pool# A53039 6.50%, 10/01/36	139,311	157,348
Pool# A53219 6.50%, 10/01/36	17,269	19,505
Pool# G05254 5.00%, 01/01/37	215,607	235,565
Pool# G04331 5.00%, 02/01/37	201,333	220,117
Pool# G05941 6.00%, 02/01/37	1,083,588	1,239,507
Pool# G03620 6.50%, 10/01/37	5,875	6,641
Pool# G03721 6.00%, 12/01/37	95,285	107,943
Pool# G03969 6.00%, 02/01/38	105,361	119,208
Pool# G04913 5.00%, 03/01/38	361,944	395,698

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# G05299 4.50%, 06/01/38	$360,748	$387,701
Pool# G04581 6.50%, 08/01/38	195,117	220,624
Pool# A81674 6.00%, 09/01/38	451,973	511,948
Pool# A85442 5.00%, 03/01/39	287,341	312,674
Pool# G05459 5.50%, 05/01/39	2,967,002	3,286,379
Pool# G05535 4.50%, 07/01/39	1,112,328	1,196,417
Pool# A89500 4.50%, 10/01/39	163,635	176,323
Pool# A91165 5.00%, 02/01/40	5,028,892	5,494,228
Pool# G60342 4.50%, 05/01/42	1,072,240	1,153,925
Pool# G60195 4.00%, 06/01/42	1,277,952	1,344,228
Pool# Q08977 4.00%, 06/01/42	200,076	211,309
Pool# Q11087 4.00%, 09/01/42	339,455	357,153
Pool# G07158 3.50%, 10/01/42	1,050,158	1,081,249
Pool# G07163 3.50%, 10/01/42	487,090	501,648
Pool# Q11532 3.50%, 10/01/42	365,047	375,883
Pool# Q12051 3.50%, 10/01/42	365,227	376,090
Pool# C09020 3.50%, 11/01/42	994,062	1,023,707
Pool# G07264 3.50%, 12/01/42	1,061,847	1,093,350
Pool# Q14292 3.50%, 01/01/43	206,526	212,646
Pool# Q15884 3.00%, 02/01/43	1,209,787	1,209,294
Pool# Q16470 3.00%, 03/01/43	2,134,633	2,133,763
Pool# V80002 2.50%, 04/01/43	763,031	725,879
Pool# Q16915 3.00%, 04/01/43	709,391	709,102
Pool# Q17675 3.50%, 04/01/43	903,130	930,394
Pool# Q18523 3.50%, 05/01/43	1,780,672	1,829,988
Pool# Q18751 3.50%, 06/01/43	1,928,529	1,985,385

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# G07410 3.50%, 07/01/43	$353,938	$364,545
Pool# G07459 3.50%, 08/01/43	1,357,514	1,397,525
Pool# G60038 3.50%, 01/01/44	2,684,576	2,764,289
Pool# Q26869 4.00%, 06/01/44	1,715,626	1,811,975
Pool# G07946 4.00%, 07/01/44	47,698	50,404
Pool# Q28607 3.50%, 09/01/44	599,495	616,218
Pool# Q30833 4.00%, 01/01/45	73,704	77,441
Pool# G60400 4.50%, 01/01/45	517,885	559,536
Pool# Q34165 4.00%, 06/01/45	707,632	744,273
Pool# Q34167 4.00%, 06/01/45	1,605,675	1,687,389
Pool# Q35617 4.00%, 08/01/45	4,128,593	4,338,860
Pool# V81873 4.00%, 08/01/45	721,796	758,442
Pool# G08677 4.00%, 11/01/45	3,754,641	3,945,423
Pool# V82126 3.50%, 12/01/45	311,730	320,388
Pool# G08682 4.00%, 12/01/45	1,104,025	1,160,192
Pool# G60397 4.00%, 12/01/45	322,606	339,050
Pool# Q38199 3.50%, 01/01/46	37,479	38,409
Pool# Q38357 4.00%, 01/01/46	309,403	325,191
Pool# Q38477 4.50%, 01/01/46	42,059	45,200
Pool# Q39364 3.50%, 03/01/46	223,580	229,792
Pool# Q39434 3.50%, 03/01/46	385,546	395,527
Pool# G08699 4.00%, 03/01/46	543,514	571,205
Pool# Q39440 4.00%, 03/01/46	238,394	250,574
Pool# Q39378 4.50%, 03/01/46	195,064	209,764
Pool# G08702 3.50%, 04/01/46	239,379	245,320
Pool# Q40089 4.00%, 04/01/46	516,872	543,241
Pool# G08704 4.50%, 04/01/46	112,471	120,752

Statement of Investments (Continued)
December 31, 2016

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# Q40097 4.50%, 04/01/46	$10,359	$11,137
Pool# G60582 3.50%, 05/01/46	760,100	780,842
Pool# Q40718 3.50%, 05/01/46	379,714	389,269
Pool# G08707 4.00%, 05/01/46	524,153	550,922
Pool# Q40649 4.00%, 05/01/46	75,072	78,911
Pool# G08708 4.50%, 05/01/46	75,518	81,138
Pool# Q40728 4.50%, 05/01/46	15,474	16,641
Pool# Q41208 3.50%, 06/01/46	1,897,866	1,945,059
Pool# G08713 4.50%, 06/01/46	92,902	99,831
Pool# Q41407 3.50%, 07/01/46	59,704	61,192
Pool# Q41491 3.50%, 07/01/46	70,942	72,708
Pool# Q41903 3.50%, 07/01/46	467,715	479,524
Pool# Q41945 4.50%, 07/01/46	104,632	112,760
Pool# Q41947 4.50%, 07/01/46	39,277	42,272
Pool# G08716 3.50%, 08/01/46	1,545,731	1,584,236
Pool# Q42203 3.50%, 08/01/46	87,045	89,361
Pool# Q42393 3.50%, 08/01/46	90,468	92,722
Pool# Q42596 3.50%, 08/01/46	434,641	446,114
Pool# Q42680 4.00%, 08/01/46	28,668	30,128
Pool# G08720 4.50%, 08/01/46	51,004	54,841
Pool# Q42607 4.50%, 08/01/46	42,952	46,228
Pool# G08722 3.50%, 09/01/46	328,312	336,496
Pool# V82617 3.50%, 09/01/46	801,085	822,054
Pool# G08723 4.00%, 09/01/46	160,936	169,368
Pool# Q43184 4.50%, 09/01/46	266,724	288,216
Pool# G08727 3.50%, 10/01/46	1,479,780	1,517,123
Pool# G08728 4.00%, 10/01/46	3,042,275	3,200,725

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# G08733 3.50%, 11/01/46	$1,729,377	$1,773,567
Pool# Q44223 3.50%, 11/01/46	107,365	110,125
Pool# Q44473 3.50%, 11/01/46	95,155	97,528
Pool# G08734 4.00%, 11/01/46	1,285,322	1,352,374
Pool# G08738 3.50%, 12/01/46	5,642,132	5,782,837
Pool# G08742 3.50%, 12/01/46	8,485,630	8,697,243
Pool# G08739 4.00%, 12/01/46	276,654	291,426
FHLMC Gold Pool TBA
2.50%, 01/15/32	10,775,000	10,794,362
3.00%, 01/15/32	3,381,000	3,469,242
3.50%, 01/15/32	350,000	365,005
4.00%, 01/15/32	350,000	358,938
3.00%, 01/15/47	32,534,000	32,305,429
3.50%, 01/15/47	1,473,000	1,508,268
4.00%, 01/15/47	296,898	311,841
4.50%, 01/15/47	4,033,000	4,328,912
5.00%, 01/15/47	250,000	272,207
FHLMC Non Gold Pool
Pool# 1B8478 3.33%, 07/01/41 (a)	441,311	464,265
Pool# 2B0108 2.78%, 01/01/42 (a)	52,388	54,973
Pool# 2B1381 1.80%, 06/01/43 (a)	37,915	38,754
FNMA Pool
Pool# 826869 5.50%, 08/01/20	75,285	78,378
Pool# 835228 5.50%, 08/01/20	2,539	2,640
Pool# 825811 5.50%, 09/01/20	2,106	2,192
Pool# 811505 5.50%, 10/01/20	3,858	4,050
Pool# 838565 5.50%, 10/01/20	84,423	88,929
Pool# 840102 5.50%, 10/01/20	58,023	60,427
Pool# 841947 5.50%, 10/01/20	4,234	4,374
Pool# 843102 5.50%, 10/01/20	2,199	2,290
Pool# 839100 5.50%, 11/01/20	1,898	1,999
Pool# 830670 5.50%, 12/01/20	2,879	3,002
Pool# 867183 5.50%, 02/01/21	7,998	8,345

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# 811558 5.50%, 03/01/21	$89,674	$93,176
Pool# 870296 5.50%, 03/01/21	1,023	1,042
Pool# 878120 5.50%, 04/01/21	3,300	3,475
Pool# 811559 5.50%, 05/01/21	7,404	7,720
Pool# 879115 5.50%, 05/01/21	7,991	8,342
Pool# 885440 5.50%, 05/01/21	1,669	1,747
Pool# 845489 5.50%, 06/01/21	505	529
Pool# 880950 5.50%, 07/01/21	17,517	18,514
Pool# 870092 5.50%, 08/01/21	1,362	1,423
Pool# 896599 5.50%, 08/01/21	451	473
Pool# 903350 5.00%, 10/01/21	4,568	4,757
Pool# 894126 5.50%, 10/01/21	578	603
Pool# 902789 5.50%, 11/01/21	38,604	40,756
Pool# 901509 5.00%, 12/01/21	4,092	4,195
Pool# 906708 5.00%, 12/01/21	34,479	36,195
Pool# 928106 5.50%, 02/01/22	44,302	47,451
Pool# 914385
5.50%, 03/01/22	1,261	1,340
Pool# 913323
5.50%, 04/01/22	1,972	2,070
Pool# 899438
5.50%, 06/01/22	41,196	43,429
Pool# AA2549
4.00%, 04/01/24	236,300	249,277
Pool# 934863
4.00%, 06/01/24	463,076	489,000
Pool# AC1374
4.00%, 08/01/24	272,808	289,785
Pool# AC1529
4.50%, 09/01/24	730,808	775,778
Pool# AD0244
4.50%, 10/01/24	93,468	98,821
Pool# AD4089
4.50%, 05/01/25	554,058	588,697
Pool# 890216
4.50%, 07/01/25	170,150	180,168
Pool# AB1609
4.00%, 10/01/25	365,620	386,091

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# AH1361
3.50%, 12/01/25	$355,133	$370,658
Pool# AH1518
3.50%, 12/01/25	198,940	207,530
Pool# AH5616
3.50%, 02/01/26	1,015,568	1,059,382
Pool# AL0298
4.00%, 05/01/26	784,017	828,153
Pool# AB4277
3.00%, 01/01/27	1,116,610	1,148,276
Pool# AL1391
3.50%, 01/01/27	22,116	23,100
Pool# AP4746
3.00%, 08/01/27	308,209	316,994
Pool# AP4640
3.00%, 09/01/27	158,488	163,022
Pool# AP7855
3.00%, 09/01/27	1,448,106	1,489,425
Pool# AB6886
3.00%, 11/01/27	161,636	166,247
Pool# AB6887
3.00%, 11/01/27	328,124	337,466
Pool# AQ3758
3.00%, 11/01/27	168,782	173,597
Pool# AQ4532
3.00%, 11/01/27	213,216	219,301
Pool# AQ5096
3.00%, 11/01/27	420,856	432,828
Pool# AQ7406
3.00%, 11/01/27	149,154	153,417
Pool# AQ2884
3.00%, 12/01/27	150,779	155,099
Pool# AS0487
2.50%, 09/01/28	677,583	679,662
Pool# 930998
4.50%, 04/01/29	86,196	92,708
Pool# AL8077
3.50%, 12/01/29	52,207	54,421
Pool# AS4874
3.00%, 04/01/30	901,265	925,925
Pool# AS5412
2.50%, 07/01/30	358,617	359,497
Pool# AS5420
3.00%, 07/01/30	742,057	762,557
Pool# AL7152
3.50%, 07/01/30	1,036,552	1,085,947
Pool# AS5702
2.50%, 08/01/30	1,380,269	1,383,655
Pool# AZ4898
2.50%, 08/01/30	937,250	939,548
Pool# AY8448
3.00%, 08/01/30	2,557,891	2,627,151
Pool# AZ2953
3.00%, 09/01/30	2,555,870	2,625,076

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# AZ5718
3.00%, 09/01/30	$2,475,954	$2,542,996
Pool# AS6060
3.00%, 10/01/30	2,020,218	2,074,920
Pool# AZ9234
3.50%, 10/01/30	169,941	177,210
Pool# BA2993
3.00%, 11/01/30	505,842	519,538
Pool# AS6174
3.50%, 11/01/30	104,702	109,140
Pool# AS6272
2.50%, 12/01/30	501,741	502,972
Pool# AS6295
3.00%, 12/01/30	804,387	826,168
Pool# BA3545
3.00%, 12/01/30	408,849	419,919
Pool# AH1515
4.00%, 12/01/30	723,648	767,785
Pool# AD0716
6.50%, 12/01/30	2,193,243	2,502,600
Pool# BA6532
2.50%, 01/01/31	399,731	400,711
Pool# AB2121
4.00%, 01/01/31	104,236	110,528
Pool# MA0641
4.00%, 02/01/31	545,646	578,789
Pool# 560868
7.50%, 02/01/31	778	794
Pool# AS6799
3.00%, 03/01/31	702,247	721,262
Pool# BC0320
3.50%, 03/01/31	35,047	36,767
Pool# BC4410
3.50%, 03/01/31	73,785	77,362
Pool# AL8561
3.50%, 06/01/31	377,648	397,720
Pool# AS8612
3.00%, 10/01/31	561,356	576,579
Pool# 607212
7.50%, 10/01/31	12,744	14,329
Pool# MA0895
3.50%, 11/01/31	570,896	588,743
Pool# 607632
6.50%, 11/01/31	135	153
Pool# AS8609
3.00%, 01/01/32	430,432	442,506
Pool# AL9585
3.50%, 01/01/32	164,005	172,668
Pool# MA1029
3.50%, 04/01/32	447,349	465,266
Pool# 545556
7.00%, 04/01/32	7,126	8,245
Pool# AO2565
3.50%, 05/01/32	177,489	184,375

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# 545605
7.00%, 05/01/32	$9,702	$11,451
Pool# AO5103
3.50%, 06/01/32	431,616	449,002
Pool# MA1107
3.50%, 07/01/32	60,996	63,440
Pool# 651361
7.00%, 07/01/32	3,924	4,213
Pool# AP1990
3.50%, 08/01/32	215,604	224,336
Pool# AP1997
3.50%, 08/01/32	111,573	116,098
Pool# AO7202
3.50%, 09/01/32	478,943	498,381
Pool# MA1166
3.50%, 09/01/32	353,503	367,658
Pool# 661664
7.50%, 09/01/32	17,971	18,430
Pool# AP3673
3.50%, 10/01/32	374,488	389,716
Pool# AB6962
3.50%, 11/01/32	546,243	568,460
Pool# AQ3343
3.50%, 11/01/32	327,551	340,852
Pool# 555346
5.50%, 04/01/33	97,448	110,370
Pool# 713560
5.50%, 04/01/33	11,487	12,838
Pool# 694846
6.50%, 04/01/33	14,079	15,929
Pool# 701261
7.00%, 04/01/33	624	670
Pool# AB9300
3.00%, 05/01/33	185,367	189,136
Pool# AB9402
3.00%, 05/01/33	501,754	511,989
Pool# AB9403
3.00%, 05/01/33	220,275	224,769
Pool# 555421
5.00%, 05/01/33	2,328,547	2,559,118
Pool# 555684
5.50%, 07/01/33	18,620	20,832
Pool# 720087
5.50%, 07/01/33	429,795	482,146
Pool# 728721
5.50%, 07/01/33	58,241	65,159
Pool# MA1527
3.00%, 08/01/33	2,067,731	2,109,839
Pool# 743235
5.50%, 10/01/33	37,142	41,728
Pool# 750229
6.50%, 10/01/33	34,985	39,581
Pool# 755872
5.50%, 12/01/33	425,750	477,273

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# 725221
5.50%, 01/01/34	$9,628	$10,798
Pool# 725223
5.50%, 03/01/34	1,046	1,173
Pool# 725228
6.00%, 03/01/34	889,977	1,023,438
Pool# 725425
5.50%, 04/01/34	557,775	625,359
Pool# 725423
5.50%, 05/01/34	54,424	61,038
Pool# 725594
5.50%, 07/01/34	233,528	262,054
Pool# 788027
6.50%, 09/01/34	26,398	29,865
Pool# 807310
7.00%, 11/01/34	3,847	4,366
Pool# 735141
5.50%, 01/01/35	715,722	801,798
Pool# 889852
5.50%, 05/01/35	20,639	23,157
Pool# 256023
6.00%, 12/01/35	712,232	809,045
Pool# 745418
5.50%, 04/01/36	119,701	133,893
Pool# 745516
5.50%, 05/01/36	67,213	75,179
Pool# 889745
5.50%, 06/01/36	11,362	12,750
Pool# 888635
5.50%, 09/01/36	254,998	286,028
Pool# 995065
5.50%, 09/01/36	414,672	465,150
Pool# 995024
5.50%, 08/01/37	153,183	171,637
Pool# 995050
6.00%, 09/01/37	1,451,536	1,643,723
Pool# 955194
7.00%, 11/01/37	175,206	199,169
Pool# 928940
7.00%, 12/01/37	66,502	72,011
Pool# 990810
7.00%, 10/01/38	126,688	141,872
Pool# AC9890
2.81%, 04/01/40 (a)	2,127,851	2,229,713
Pool# AC9895
2.81%, 04/01/40 (a)	885,494	941,728
Pool# AD8536
5.00%, 08/01/40	536,808	586,048
Pool# AB1735
3.50%, 11/01/40	15,409	15,880
Pool# AE9747
4.50%, 12/01/40	1,451,638	1,565,929
Pool# 932888
3.50%, 01/01/41	358,407	370,250

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# 932891
3.50%, 01/01/41	$64,100	$66,111
Pool# AB2067
3.50%, 01/01/41	570,317	588,182
Pool# AB2068
3.50%, 01/01/41	316,396	326,296
Pool# AL3650
5.00%, 02/01/41	41,264	45,096
Pool# AL6521
5.00%, 04/01/41	2,425,091	2,679,330
Pool# AL0390
5.00%, 05/01/41	1,012,791	1,107,048
Pool# AL5863
4.50%, 06/01/41	5,110,087	5,525,014
Pool# AJ1249
3.31%, 09/01/41 (a)	508,629	527,010
Pool# AI9851
4.50%, 09/01/41	79,558	85,824
Pool# AL0761
5.00%, 09/01/41	304,219	333,748
Pool# AJ5431
4.50%, 10/01/41	172,070	185,283
Pool# AJ4861
4.00%, 12/01/41	308,427	325,705
Pool# AL2499
4.50%, 01/01/42	75,827	81,906
Pool# AX5316
4.50%, 01/01/42	155,919	168,156
Pool# AK0714
2.41%, 02/01/42 (a)	141,253	149,620
Pool# AW8167
3.50%, 02/01/42	1,964,346	2,025,651
Pool# AB5185
3.50%, 05/01/42	802,666	827,602
Pool# AO3575
4.50%, 05/01/42	64,637	69,555
Pool# AO4647
3.50%, 06/01/42	1,422,570	1,466,814
Pool# AO8036
4.50%, 07/01/42	1,330,754	1,437,470
Pool# AP2092
4.50%, 08/01/42	34,527	37,149
Pool# AP6579
3.50%, 09/01/42	1,349,386	1,391,406
Pool# AL2782
4.50%, 09/01/42	284,133	306,983
Pool# AB6524
3.50%, 10/01/42	2,402,062	2,476,575
Pool# AB7074
3.00%, 11/01/42	1,382,905	1,382,509
Pool# AB6786
3.50%, 11/01/42	993,187	1,018,563
Pool# AL2677
3.50%, 11/01/42	1,293,695	1,334,171

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# MA1273
3.50%, 12/01/42	$739,084	$762,868
Pool# AR4210
3.50%, 01/01/43	328,097	338,204
Pool# AT4982
1.90%, 04/01/43 (a)	90,126	92,750
Pool# AR8213
3.50%, 04/01/43	376,676	388,528
Pool# AB9236
3.00%, 05/01/43	367,361	367,256
Pool# AB9237
3.00%, 05/01/43	1,193,895	1,193,555
Pool# AB9238
3.00%, 05/01/43	1,619,931	1,619,468
Pool# AB9362
3.50%, 05/01/43	1,832,519	1,888,670
Pool# AT4250
2.05%, 06/01/43 (a)	166,969	169,101
Pool# AT4145
3.00%, 06/01/43	463,154	463,022
Pool# AB9814
3.00%, 07/01/43	1,543,650	1,543,211
Pool# AT6871
3.00%, 07/01/43	242,343	242,274
Pool# AS0203
3.00%, 08/01/43	1,062,391	1,062,089
Pool# AS0255
4.50%, 08/01/43	534,892	575,928
Pool# AL4471
4.00%, 09/01/43	801,958	849,532
Pool# AL6951
3.50%, 10/01/43	1,191,098	1,227,822
Pool# AS2276
4.50%, 04/01/44	1,092,059	1,177,089
Pool# AL7767
4.50%, 06/01/44	103,634	111,660
Pool# AS3161
4.00%, 08/01/44	2,657,831	2,794,842
Pool# BC5090
4.00%, 10/01/44	365,051	383,940
Pool# AS3946
4.00%, 12/01/44	2,438,624	2,580,558
Pool# AS4375
4.00%, 02/01/45	1,070,202	1,133,860
Pool# AS4418
4.00%, 02/01/45	1,577,660	1,671,558
Pool# AX9524
4.00%, 02/01/45	2,275,578	2,410,930
Pool# AX9567
3.50%, 03/01/45	180,529	185,709
Pool# AY1312
3.50%, 03/01/45	4,147,836	4,268,137
Pool# AS4921
3.50%, 05/01/45	2,097,811	2,156,834

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# AS5012
4.00%, 05/01/45	$3,030,455	$3,211,021
Pool# AS5312
3.50%, 07/01/45	417,846	429,572
Pool# AZ2323
4.00%, 07/01/45	1,331,184	1,405,141
Pool# AS5668
4.00%, 08/01/45	2,072,797	2,180,046
Pool# AZ0968
4.00%, 08/01/45	1,088,901	1,145,258
Pool# AZ5682
4.00%, 08/01/45	1,063,306	1,122,391
Pool# AS5776
4.00%, 09/01/45	1,863,668	1,960,274
Pool# AZ2947
4.00%, 09/01/45	1,189,710	1,251,147
Pool# MA2436
4.50%, 10/01/45	186,587	200,801
Pool# BA2164
3.00%, 11/01/45	315,084	313,356
Pool# MA2458
4.00%, 11/01/45	1,762,301	1,853,935
Pool# AS6282
3.50%, 12/01/45	3,045,545	3,130,563
Pool# AS6311
3.50%, 12/01/45	4,780,584	4,903,618
Pool# BC0326
3.50%, 12/01/45	2,678,798	2,747,583
Pool# AS6400
4.00%, 12/01/45	1,963,164	2,065,432
Pool# AS6527
4.00%, 01/01/46	727,458	765,329
Pool# BC0178
4.50%, 01/01/46	23,591	25,423
Pool# BC1158
3.50%, 02/01/46	197,469	202,538
Pool# BC0605
4.00%, 02/01/46	90,477	95,188
Pool# BC2667
4.00%, 02/01/46	118,633	124,811
Pool# AS6833
3.50%, 03/01/46	76,489	78,463
Pool# BA4018
3.50%, 03/01/46	1,212,677	1,243,882
Pool# BC0300
3.50%, 03/01/46	3,010,119	3,087,396
Pool# BC0307
3.50%, 03/01/46	2,563,991	2,629,821
Pool# BC2679
3.50%, 03/01/46	91,444	93,793
Pool# AS6795
4.00%, 03/01/46	645,174	678,896
Pool# AS6848
4.00%, 03/01/46	510,649	537,555

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# BA6972
4.00%, 03/01/46	$175,044	$184,164
Pool# BC0288
4.00%, 03/01/46	78,108	82,190
Pool# BC0298
4.00%, 03/01/46	981,958	1,032,890
Pool# BC0289
4.50%, 03/01/46	100,013	107,680
Pool# BC0311
4.50%, 03/01/46	24,916	26,852
Pool# AL8282
3.50%, 04/01/46	2,834,923	2,908,322
Pool# AS7077
3.50%, 04/01/46	1,397,556	1,433,618
Pool# BA7692
3.50%, 04/01/46	27,123	27,899
Pool# BC0823
3.50%, 04/01/46	546,824	560,980
Pool# BC0825
3.50%, 04/01/46	914,545	938,052
Pool# BC4991
3.50%, 04/01/46	510,126	523,280
Pool# BC8396
3.50%, 04/01/46	386,034	395,992
Pool# MA2578
3.50%, 04/01/46	512,379	525,566
Pool# AS6996
4.00%, 04/01/46	2,700,459	2,841,697
Pool# AS7026
4.00%, 04/01/46	512,396	539,165
Pool# AS7039
4.50%, 04/01/46	374,103	402,890
Pool# BC0787
4.50%, 04/01/46	52,250	56,234
Pool# AS7171
3.50%, 05/01/46	211,180	216,650
Pool# BC1809
3.50%, 05/01/46	390,434	400,502
Pool# AS7108
4.00%, 05/01/46	1,887,835	1,987,527
Pool# AS7251
4.00%, 05/01/46	68,068	71,663
Pool# AS7387
3.50%, 06/01/46	608,487	624,250
Pool# BC5625
3.50%, 06/01/46	182,419	187,140
Pool# BC1162
4.50%, 06/01/46	74,451	80,129
Pool# AL9324
3.50%, 07/01/46	401,623	412,026
Pool# AS7490
3.50%, 07/01/46	248,549	255,565
Pool# AS7545
3.50%, 07/01/46	784,962	805,295

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# AS7593
3.50%, 07/01/46	$2,097,832	$2,154,615
Pool# AS7594
3.50%, 07/01/46	1,915,437	1,967,283
Pool# BC1216
3.50%, 07/01/46	3,054,424	3,137,100
Pool# AL8858
4.00%, 07/01/46	134,651	142,056
Pool# BC1452
4.00%, 07/01/46	3,527,991	3,713,433
Pool# BC9501
3.50%, 08/01/46	61,716	63,315
Pool# BD4890
3.50%, 08/01/46	2,769,983	2,841,732
Pool# AS7648
4.00%, 08/01/46	501,453	527,705
Pool# AS7760
4.00%, 08/01/46	441,712	466,407
Pool# AS7795
4.00%, 08/01/46	293,701	309,077
Pool# BD3911
4.00%, 08/01/46	60,946	64,136
Pool# BD3923
4.00%, 08/01/46	35,798	37,669
Pool# AS7770
4.50%, 08/01/46	177,800	192,119
Pool# AL8947
3.50%, 09/01/46	73,944	76,057
Pool# BD4944
3.50%, 09/01/46	125,633	128,888
Pool# BC2819
4.00%, 09/01/46	333,562	351,181
Pool# BC2825
4.50%, 09/01/46	211,894	229,364
Pool# AS8125
3.50%, 10/01/46	151,791	155,911
Pool# AS8154
4.50%, 10/01/46	92,978	100,213
Pool# BC4766
4.50%, 10/01/46	144,498	156,055
Pool# AS8369
3.50%, 11/01/46	1,530,788	1,572,336
Pool# BE0065
3.50%, 11/01/46	42,743	43,969
Pool# AS8326
4.00%, 11/01/46	200,870	211,386
Pool# AS8488
3.00%, 12/01/46	535,691	533,047
Pool# BE4224
3.50%, 12/01/46	50,000	51,295
FNMA TBA
2.50%, 01/25/32	19,211,000	19,241,392
3.00%, 01/25/32	634,663	651,273
3.50%, 01/25/32	1,269,000	1,322,065

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA TBA (continued)
4.00%, 01/25/32	$1,378,000	$1,418,586
4.50%, 01/25/32	665,000	682,300
5.00%, 01/25/32	35,000	35,741
2.50%, 01/25/47	2,155,000	2,050,160
3.00%, 01/25/47	53,376,000	53,024,455
3.50%, 01/25/47	3,158,000	3,236,703
4.00%, 01/25/47	919,000	966,153
4.50%, 01/25/47	5,554,000	5,973,804
5.00%, 01/25/47	964,000	1,050,158
5.50%, 01/25/47	950,000	1,056,059
GNMA I Pool
Pool# 279461
9.00%, 11/15/19	348	353
Pool# 376510
7.00%, 05/15/24	1,571	1,701
Pool# 457801
7.00%, 08/15/28	3,179	3,468
Pool# 486936
6.50%, 02/15/29	1,990	2,289
Pool# 502969
6.00%, 03/15/29	6,321	7,210
Pool# 487053
7.00%, 03/15/29	2,757	3,052
Pool# 781014
6.00%, 04/15/29	4,915	5,703
Pool# 509099
7.00%, 06/15/29	3,755	3,870
Pool# 470643
7.00%, 07/15/29	14,754	15,668
Pool# 434505
7.50%, 08/15/29	112	116
Pool# 416538
7.00%, 10/15/29	265	265
Pool# 524269
8.00%, 11/15/29	7,691	7,802
Pool# 781124
7.00%, 12/15/29	13,460	15,949
Pool# 507396
7.50%, 09/15/30	50,088	52,757
Pool# 531352
7.50%, 09/15/30	4,556	4,882
Pool# 536334
7.50%, 10/15/30	208	214
Pool# 540659
7.00%, 01/15/31	949	966
Pool# 486019
7.50%, 01/15/31	2,094	2,353
Pool# 535388
7.50%, 01/15/31	652	669
Pool# 537406
7.50%, 02/15/31	455	462
Pool# 528589
6.50%, 03/15/31	38,360	43,817

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

GNMA I Pool (continued)
Pool# 508473
7.50%, 04/15/31	$6,424	$7,161
Pool# 544470
8.00%, 04/15/31	3,224	3,264
Pool# 781287
7.00%, 05/15/31	6,386	7,486
Pool# 549742
7.00%, 07/15/31	1,001	1,005
Pool# 781319
7.00%, 07/15/31	1,960	2,304
Pool# 485879
7.00%, 08/15/31	10,206	11,442
Pool# 572554
6.50%, 09/15/31	52,088	59,499
Pool# 555125
7.00%, 09/15/31	838	852
Pool# 781328
7.00%, 09/15/31	6,355	7,553
Pool# 550991
6.50%, 10/15/31	1,289	1,472
Pool# 571267
7.00%, 10/15/31	1,277	1,436
Pool# 574837
7.50%, 11/15/31	2,508	2,580
Pool# 555171
6.50%, 12/15/31	1,473	1,683
Pool# 781380
7.50%, 12/15/31	1,903	2,285
Pool# 781481
7.50%, 01/15/32	9,698	11,605
Pool# 580972
6.50%, 02/15/32	216	246
Pool# 781401
7.50%, 02/15/32	5,671	6,907
Pool# 781916
6.50%, 03/15/32	106,847	123,493
Pool# 552474
7.00%, 03/15/32	7,288	8,282
Pool# 781478
7.50%, 03/15/32	3,741	4,536
Pool# 781429
8.00%, 03/15/32	6,278	7,746
Pool# 781431
7.00%, 04/15/32	23,359	27,852
Pool# 568715
7.00%, 05/15/32	46,477	48,859
Pool# 552616
7.00%, 06/15/32	45,977	51,537
Pool# 570022
7.00%, 07/15/32	27,692	33,184
Pool# 595077
6.00%, 10/15/32	11,755	13,616
Pool# 596657
7.00%, 10/15/32	4,973	5,149

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

GNMA I Pool (continued)
Pool# 552903
6.50%, 11/15/32	$179,053	$204,526
Pool# 552952
6.00%, 12/15/32	12,007	13,710
Pool# 588192
6.00%, 02/15/33	10,049	11,654
Pool# 602102
6.00%, 02/15/33	17,267	19,583
Pool# 553144
5.50%, 04/15/33	43,539	49,194
Pool# 604243
6.00%, 04/15/33	19,625	22,766
Pool# 611526
6.00%, 05/15/33	9,810	11,125
Pool# 553320
6.00%, 06/15/33	44,848	52,002
Pool# 573916
6.00%, 11/15/33	38,710	43,886
Pool# 604788
6.50%, 11/15/33	102,102	116,628
Pool# 604875
6.00%, 12/15/33	44,429	51,518
Pool# 781688
6.00%, 12/15/33	59,636	69,194
Pool# 781690
6.00%, 12/15/33	23,469	27,185
Pool# 781699
7.00%, 12/15/33	9,623	11,089
Pool# 621856
6.00%, 01/15/34	37,988	43,070
Pool# 564799
6.00%, 03/15/34	94,157	109,159
Pool# 630038
6.50%, 08/15/34	96,844	110,622
Pool# 781804
6.00%, 09/15/34	66,624	77,149
Pool# 781847
6.00%, 12/15/34	51,136	58,742
Pool# 486921
5.50%, 02/15/35	17,606	19,646
Pool# 781902
6.00%, 02/15/35	54,113	61,796
Pool# 781933
6.00%, 06/15/35	8,174	9,465
Pool# 649510
5.50%, 10/15/35	292,167	328,410
Pool# 649513
5.50%, 10/15/35	561,901	634,755
Pool# 652207
5.50%, 03/15/36	121,261	135,266
Pool# 652539
5.00%, 05/15/36	28,031	31,029
Pool# 655519
5.00%, 05/15/36	54,811	59,925

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

GNMA I Pool (continued)
Pool# 606308
5.50%, 05/15/36	$46,683	$52,148
Pool# 606314
5.50%, 05/15/36	8,029	8,956
Pool# 657912
6.50%, 08/15/36	7,560	8,636
Pool# 697957
4.50%, 03/15/39	2,152,469	2,335,425
Pool# 704630
5.50%, 07/15/39	87,329	97,654
Pool# 710724
4.50%, 08/15/39	885,246	960,475
Pool# 722292
5.00%, 09/15/39	1,489,862	1,642,455
Pool# 782803
6.00%, 11/15/39	743,648	843,024
Pool# 736666
4.50%, 04/15/40	2,077,299	2,248,003
Pool# 733312
4.00%, 09/15/40	107,169	113,852
Pool# 742235
4.00%, 12/15/40	355,853	379,167
Pool# 690662
4.00%, 01/15/41	90,433	97,314
Pool# 719486
4.00%, 01/15/41	59,024	63,464
Pool# 742244
4.00%, 01/15/41	261,965	278,301
Pool# 753826
4.00%, 01/15/41	94,525	101,688
Pool# 755958
4.00%, 01/15/41	308,557	332,032
Pool# 755959
4.00%, 01/15/41	250,710	270,253
Pool# 759075
4.00%, 01/15/41	263,814	284,274
Pool# 757555
4.00%, 02/15/41	46,907	50,516
Pool# 757557
4.00%, 02/15/41	66,711	71,728
Pool# 759207
4.00%, 02/15/41	455,991	491,253
Pool# 738107
4.00%, 03/15/41	832,030	890,155
Pool# 778869
4.00%, 02/15/42	456,318	488,205
Pool# AD2254
3.50%, 03/15/43	206,771	215,858
Pool# AD8789
3.50%, 03/15/43	1,078,294	1,129,266
Pool# AA6403
3.00%, 05/15/43	1,627,101	1,651,316
Pool# AD2411
3.50%, 05/15/43	835,694	872,423

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

GNMA I TBA
3.00%, 01/15/47	$2,850,000	$2,880,170
3.50%, 01/15/47	2,100,000	2,183,586
4.00%, 01/15/47	1,000,000	1,061,719
4.50%, 01/15/47	575,000	621,786
GNMA II Pool
Pool# 003851
5.50%, 05/20/36	790,685	879,572
Pool# 004245
6.00%, 09/20/38	341,939	386,696
Pool# 004559
5.00%, 10/20/39	874,412	969,176
Pool# 004715
5.00%, 06/20/40	214,426	237,529
Pool# 004747
5.00%, 07/20/40	2,594,241	2,856,202
Pool# 004771
4.50%, 08/20/40	2,282,716	2,470,144
Pool# 004802
5.00%, 09/20/40	1,544,162	1,699,955
Pool# 004834
4.50%, 10/20/40	527,549	570,918
Pool# 737727
4.00%, 12/20/40	2,416,555	2,593,680
Pool# 737730
4.00%, 12/20/40	756,781	812,753
Pool# 004923
4.50%, 01/20/41	796,292	858,950
Pool# 004978
4.50%, 03/20/41	122,091	131,588
Pool# 005017
4.50%, 04/20/41	1,370,243	1,476,051
Pool# 005056
5.00%, 05/20/41	406,516	447,086
Pool# 005082
4.50%, 06/20/41	501,965	540,727
Pool# 005175
4.50%, 09/20/41	533,355	574,843
Pool# 675523
3.50%, 03/20/42	498,031	518,259
Pool# 005332
4.00%, 03/20/42	538,386	573,401
Pool# MA0392
3.50%, 09/20/42	2,526,327	2,638,295
Pool# MA0534
3.50%, 11/20/42	3,634,968	3,796,074
Pool# MA0852
3.50%, 03/20/43	1,884,927	1,967,775
Pool# MA0934
3.50%, 04/20/43	1,763,980	1,841,512
Pool# AF1001
3.50%, 06/20/43	1,174,516	1,226,847
Pool# MA1376
4.00%, 10/20/43	1,005,492	1,071,419

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

GNMA II Pool (continued)
Pool# MA2372
4.00%, 11/20/44	$7,251,448	$7,707,414
Pool# MA2824
2.50%, 05/20/45	1,214,222	1,179,698
Pool# AM4381
3.50%, 05/20/45	1,493,307	1,554,355
Pool# MA2891
3.00%, 06/20/45	5,969,917	6,053,308
Pool# MA3034
3.50%, 08/20/45	996,391	1,036,838
Pool# AO1099
3.50%, 09/20/45	977,685	1,019,065
Pool# AO1103
3.50%, 09/20/45	2,300,481	2,397,643
Pool# MA3105
3.50%, 09/20/45	2,580,885	2,685,604
Pool# MA3106
4.00%, 09/20/45	178,578	189,806
Pool# MA3173
3.50%, 10/20/45	695,113	723,317
Pool# MA3243
3.00%, 11/20/45	1,637,844	1,660,722
Pool# MA3244
3.50%, 11/20/45	2,596,750	2,702,199
Pool# MA3309
3.00%, 12/20/45	2,906,599	2,947,200
Pool# MA3310
3.50%, 12/20/45	3,699,997	3,850,314
Pool# MA3377
4.00%, 01/20/46	1,247,045	1,325,458
Pool# MA3663
3.50%, 05/20/46	679,609	707,226
Pool# MA3736
3.50%, 06/20/46	444,414	462,474
Pool# MA3737
4.00%, 06/20/46	163,800	174,099
Pool# MA3803
3.50%, 07/20/46	676,884	704,391
Pool# MA3874
3.50%, 08/20/46	1,040,777	1,083,183
Pool# MA3876
4.50%, 08/20/46	357,658	382,100
Pool# MA3937
3.50%, 09/20/46	8,209,923	8,545,466
Pool# MA3939
4.50%, 09/20/46	397,510	424,676
Pool# MA4004
3.50%, 10/20/46	2,036,797	2,119,957
Pool# MA4006
4.50%, 10/20/46	1,128,314	1,205,422
Pool# MA4069
3.50%, 11/20/46	6,434,425	6,697,135
Pool# MA4070
4.00%, 11/20/46	227,811	242,251

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

GNMA II Pool (continued)
Pool# MA4071
4.50%, 11/20/46	$83,945	$89,811
Pool# MA4127
3.50%, 12/20/46	10,276,649	10,696,234
GNMA II TBA
2.50%, 01/15/47	225,000	218,336
3.00%, 01/15/47	37,392,000	37,860,129
3.50%, 01/15/47	2,132,000	2,216,239
4.00%, 01/15/47	10,428,000	11,074,250
4.50%, 01/15/47	1,009,000	1,076,911

Total Mortgage-Backed Securities (cost $632,509,821)		633,009,543

Municipal Bonds 0.9%
California 0.3%
Alameda County Joint Powers Authority, RB, Series A, 7.05%, 12/01/44	100,000	137,166
Bay Area Toll Authority, RB
Series S1, 6.79%, 04/01/30	250,000	307,590
Series F-2, 6.26%, 04/01/49	250,000	339,630
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series B, 6.00%, 11/01/40	100,000	121,918
Los Angeles Community College District, GO, 6.75%, 08/01/49	300,000	431,073
Los Angeles County Public Works Financing Authority, RB, Series B, 7.62%, 08/01/40	75,000	106,204
Los Angeles Unified School District, GO, Series RY, 6.76%, 07/01/34	420,000	562,703
Los Angeles, Department of Water & Power, RB, Series D, 6.57%, 07/01/45	200,000	273,680
San Diego County Water Authority, RB, Series B, 6.14%, 05/01/49	100,000	130,283
Santa Clara Valley Transportation Authority, RB, Series A, 5.88%, 04/01/32	200,000	241,792
State of California, GO
7.55%, 04/01/39	1,810,000	2,687,868
7.63%, 03/01/40	425,000	624,461
University of California, RB
Series F, 5.95%, 05/15/45	300,000	369,852
Series H, 6.55%, 05/15/48	150,000	196,815
Series F, 6.58%, 05/15/49	200,000	261,050
Series AQ, 4.77%, 05/15/15	150,000	142,772

		6,934,857

Municipal Bonds (continued)

	Principal Amount	Market Value

Colorado 0.0%†
Denver City & County School District No. 1, Refunding, COP, Series B, 4.24%, 12/15/37	$50,000	$50,871

Connecticut 0.0%†
State of Connecticut, GO, Series A, 5.85%, 03/15/32	500,000	610,235

Florida 0.0%†
Florida Hurricane Catastrophe Fund Finance Corp., RB, Series A, 2.11%, 07/01/18	250,000	252,507

Georgia 0.0%†
Municipal Electric Authority of Georgia, Refunding, RB, Series A, 6.66%, 04/01/57	500,000	606,730

Illinois 0.1%
Chicago Transit Authority, RB, Series A, 6.90%, 12/01/40	300,000	374,625
State of Illinois, GO
5.88%, 03/01/19	200,000	211,946
4.95%, 06/01/23	160,000	163,610
5.10%, 06/01/33	1,445,000	1,291,107

		2,041,288

Massachusetts 0.0%†
Commonwealth of Massachusetts, GO, Series E, 4.20%, 12/01/21	500,000	536,705

New Jersey 0.1%
New Jersey Economic Development Authority, RB, AGM Insured, Series B, 0.00%, 02/15/20	650,000	592,494
New Jersey Economic Development Authority, RB, NATL-RE Insured, Series A, 7.43%, 02/15/29	125,000	147,175
New Jersey State Turnpike Authority, RB, Series F, 7.41%, 01/01/40	790,000	1,138,019
Rutgers-State University of New Jersey, RB, Series H, 5.67%, 05/01/40	250,000	293,378

		2,171,066

New York 0.2%
City of New York, GO, Series G-1, 5.97%, 03/01/36	250,000	316,692
Metropolitan Transportation Authority, RB, Series C, 7.34%, 11/15/39	460,000	676,200
New York City Municipal Water Finance Authority, RB, Series AA, 5.44%, 06/15/43	300,000	367,740
New York City Transitional Finance Authority, RB, Series B, 5.57%, 11/01/38	500,000	608,630

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

New York (continued)
New York State Dormitory Authority, Special Tax Revenue, Series D, 5.50%, 03/15/30	$100,000	$118,028
New York State Dormitory Authority, State Personal Income Tax Revenue, Series F, 5.63%, 03/15/39	250,000	305,943
New York State Urban Development Corp., Special Tax Authority, Series C, 5.84%, 03/15/40	450,000	549,351
Port Authority of New York & New Jersey, RB, 6.04%, 12/01/29	620,000	776,637

		3,719,221

North Carolina 0.0%†
University of North Carolina, Refunding, RB, 3.85%, 12/01/34	300,000	309,210

Ohio 0.1%
American Municipal Power Inc., RB
Series E, 6.27%, 02/15/50	165,000	198,069
Series B, 7.50%, 02/15/50	150,000	208,088
JobsOhio Beverage System, RB, Series B, 4.53%, 01/01/35	100,000	107,942
Northeast Regional Sewer District, RB, 6.04%, 11/15/40	300,000	334,488
Ohio State University (The), RB, Series C, 4.91%, 06/01/40	150,000	171,615

		1,020,202

Pennsylvania 0.0%†
Commonwealth of Pennsylvania, GO, Series B, 5.85%, 07/15/30	500,000	555,520

South Carolina 0.0%†
South Carolina State Public Service Authority, RB, Series C, 6.45%, 01/01/50	100,000	130,836

Texas 0.1%
Dallas Area Rapid Transit, RB, Series B, 6.00%, 12/01/44	200,000	260,904
State of Texas, GO, Series A, 4.63%, 04/01/33	350,000	397,996
Texas Transportation Commission, RB, Series B, 5.18%, 04/01/30	150,000	177,132
University of Texas System, RB
Series A, 5.26%, 07/01/39	260,000	316,495
Series C, 4.79%, 08/15/46	200,000	229,588

		1,382,115

Municipal Bonds (continued)

	Principal Amount	Market Value

Washington 0.0%†
State of Washington Motor Vehicle Fuel Tax, GO, Series F, 5.14%, 08/01/40	$200,000	$238,548

Total Municipal Bonds (cost $17,878,235)		20,559,911

Supranational 1.3%
Asian Development Bank
1.75%, 09/11/18	500,000	503,298
1.38%, 01/15/19(b)	1,000,000	997,711
1.63%, 08/26/20	500,000	496,715
1.88%, 02/18/22(b)	500,000	491,508
Corp. Andina de Fomento, 4.38%, 06/15/22	350,000	371,301
Council of Europe Development Bank, 1.00%, 03/07/18	200,000	199,165
European Investment Bank
1.00%, 03/15/18	1,000,000	996,157
1.00%, 06/15/18	500,000	497,480
1.13%, 08/15/18	3,000,000	2,986,932
1.88%, 03/15/19	1,000,000	1,006,829
1.13%, 08/15/19	1,500,000	1,476,890
1.38%, 06/15/20	500,000	490,508
4.00%, 02/16/21	500,000	536,655
2.00%, 03/15/21	1,000,000	995,803
1.38%, 09/15/21(b)	2,000,000	1,925,680
Inter-American Development Bank
0.88%, 03/15/18	500,000	497,697
1.75%, 08/24/18	300,000	301,945
1.75%, 10/15/19	1,000,000	1,002,571
1.38%, 07/15/20	750,000	735,196
2.13%, 11/09/20	750,000	756,896
1.88%, 03/15/21	500,000	496,960
1.75%, 04/14/22	500,000	487,869
6.80%, 10/15/25	413,000	522,607
International Bank for Reconstruction & Development
1.00%, 06/15/18	1,500,000	1,493,901
1.00%, 10/05/18	500,000	497,526
1.25%, 07/26/19	500,000	494,652
0.88%, 08/15/19(b)	2,500,000	2,446,933
1.13%, 11/27/19	1,000,000	985,002
1.38%, 05/24/21	1,000,000	971,806
1.63%, 02/10/22	500,000	486,154
7.63%, 01/19/23(b)	973,000	1,257,758
International Finance Corp.
0.88%, 06/15/18	750,000	745,189
1.63%, 07/16/20	500,000	497,622
1.13%, 07/20/21(b)	1,000,000	959,074

Total Supranational (cost $29,670,244)		29,609,990

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

U.S. Government Agency Securities 2.0%

	Principal Amount	Market Value

FHLB 5.50%, 07/15/36	$1,500,000	$1,967,600
FHLMC
0.88%, 03/07/18	4,000,000	3,994,812
3.75%, 03/27/19	1,870,000	1,969,938
1.13%, 08/12/21 (b)	4,169,000	4,013,734
2.38%, 01/13/22 (b)	6,000,000	6,098,442
6.75%, 09/15/29	557,000	769,870
6.25%, 07/15/32	1,245,000	1,713,294
FNMA
0.88%, 02/08/18	2,000,000	1,998,640
0.88%, 05/21/18	7,310,000	7,289,547
1.75%, 06/20/19	500,000	505,243
1.00%, 08/28/19	4,000,000	3,955,564
1.75%, 09/12/19 (b)	2,000,000	2,019,000
1.25%, 08/17/21 (b)	2,000,000	1,932,940
2.63%, 09/06/24 (b)	1,000,000	1,009,680
6.25%, 05/15/29	500,000	662,755
Tennessee Valley Authority
4.50%, 04/01/18	4,635,000	4,829,016
4.88%, 01/15/48	500,000	575,521

Total U.S. Government Agency Securities (cost $44,695,231)		45,305,596

U.S. Treasury Obligations 36.4%
U.S. Treasury Bonds
8.13%, 08/15/19	1,900,000	2,228,567
8.50%, 02/15/20	2,138,000	2,592,659
8.00%, 11/15/21	2,210,000	2,830,526
7.63%, 11/15/22	2,000,000	2,612,344
6.25%, 08/15/23	6,000,000	7,500,468
7.50%, 11/15/24	1,500,000	2,064,024
6.88%, 08/15/25	449,000	607,483
6.00%, 02/15/26	4,042,000	5,226,654
6.75%, 08/15/26	2,000,000	2,738,828
6.50%, 11/15/26	3,000,000	4,062,774
6.13%, 11/15/27	500,000	671,015
5.25%, 02/15/29 (b)	200,000	255,641
4.50%, 02/15/36	2,700,000	3,416,342
4.75%, 02/15/37 (b)	1,800,000	2,342,741
5.00%, 05/15/37	305,000	409,522
4.25%, 05/15/39	1,500,000	1,821,153
4.50%, 08/15/39	1,080,000	1,356,243
4.38%, 11/15/39	300,000	370,336
4.63%, 02/15/40	5,000,000	6,389,845
4.38%, 05/15/40	1,600,000	1,976,813
3.88%, 08/15/40	1,000,000	1,148,164
4.25%, 11/15/40	1,400,000	1,699,687
4.75%, 02/15/41	2,600,000	3,389,750
3.75%, 08/15/41	8,000,000	9,010,312
3.13%, 11/15/41	7,100,000	7,205,669
3.13%, 02/15/42	2,000,000	2,029,454
3.00%, 05/15/42	1,000,000	991,641

U.S. Treasury Obligations (continued)

	Principal Amount	Market Value

U.S. Treasury Bonds (continued)
2.75%, 08/15/42	$5,500,000	$5,195,999
2.75%, 11/15/42	1,500,000	1,416,738
3.13%, 02/15/43	4,750,000	4,812,900
2.88%, 05/15/43	2,000,000	1,931,796
3.63%, 08/15/43	2,000,000	2,217,890
3.75%, 11/15/43	5,000,000	5,668,945
3.63%, 02/15/44	2,500,000	2,770,995
3.38%, 05/15/44	500,000	530,215
3.13%, 08/15/44	5,700,000	5,769,021
3.00%, 11/15/44	7,500,000	7,408,890
2.50%, 02/15/45	15,800,000	14,073,724
3.00%, 05/15/45	2,500,000	2,466,210
2.88%, 08/15/45	6,300,000	6,062,521
3.00%, 11/15/45	9,100,000	8,975,585
2.50%, 02/15/46	4,000,000	3,554,376
2.50%, 05/15/46	2,100,000	1,866,211
2.88%, 11/15/46	5,000,000	4,827,345
U.S. Treasury Notes
0.75%, 02/28/18	2,500,000	2,494,140
2.75%, 02/28/18	7,000,000	7,140,273
0.75%, 03/31/18	8,600,000	8,575,137
2.88%, 03/31/18	20,000,000	20,469,540
0.75%, 04/15/18	9,000,000	8,972,226
2.38%, 05/31/18	4,000,000	4,074,532
0.88%, 07/15/18	8,000,000	7,974,376
0.75%, 07/31/18	6,000,000	5,967,888
1.00%, 08/15/18	8,000,000	7,989,376
0.75%, 08/31/18	12,000,000	11,925,936
1.00%, 09/15/18	10,000,000	9,978,910
1.38%, 09/30/18	15,110,000	15,166,663
0.88%, 10/15/18 (b)	8,500,000	8,458,826
0.75%, 10/31/18 (b)	17,000,000	16,877,804
1.25%, 11/30/18	5,000,000	5,007,225
1.25%, 12/15/18	8,500,000	8,509,299
1.25%, 12/31/18	8,000,000	8,008,128
1.38%, 12/31/18	5,000,000	5,016,210
1.50%, 12/31/18 (b)	5,000,000	5,029,100
1.13%, 01/15/19	8,200,000	8,184,305
1.50%, 01/31/19	5,000,000	5,027,150
1.38%, 02/28/19 (b)	1,000,000	1,002,812
1.63%, 03/31/19 (b)	7,000,000	7,055,510
3.13%, 05/15/19	5,000,000	5,213,085
1.13%, 05/31/19	2,000,000	1,991,876
1.50%, 05/31/19	500,000	502,304
1.00%, 06/30/19	4,500,000	4,464,846
3.63%, 08/15/19	11,000,000	11,644,534
1.00%, 08/31/19	9,000,000	8,915,274
1.63%, 08/31/19	9,000,000	9,062,226
1.75%, 09/30/19	8,000,000	8,078,752
1.50%, 11/30/19	10,500,000	10,521,735
1.13%, 12/31/19	3,000,000	2,970,819
1.63%, 12/31/19	7,620,000	7,657,506
3.63%, 02/15/20	7,480,000	7,959,483
1.25%, 02/29/20	9,700,000	9,622,701

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

U.S. Treasury Obligations (continued)

	Principal Amount	Market Value

U.S. Treasury Notes (continued)
1.38%, 02/29/20	$6,000,000	$5,971,404
1.13%, 03/31/20 (b)	5,000,000	4,935,350
1.38%, 03/31/20 (b)	25,000,000	24,869,150
1.38%, 04/30/20	4,800,000	4,769,064
3.50%, 05/15/20	19,400,000	20,620,842
1.88%, 06/30/20	1,000,000	1,009,648
1.63%, 07/31/20	5,000,000	4,996,680
2.00%, 07/31/20	7,000,000	7,090,510
2.63%, 08/15/20	4,710,000	4,870,065
1.38%, 08/31/20	5,000,000	4,948,045
1.38%, 10/31/20	5,000,000	4,938,670
1.75%, 10/31/20	6,000,000	6,011,952
2.63%, 11/15/20	15,300,000	15,813,988
1.63%, 11/30/20	10,000,000	9,959,770
2.00%, 11/30/20	1,000,000	1,010,352
1.75%, 12/31/20	9,100,000	9,097,161
2.38%, 12/31/20	1,000,000	1,024,414
1.38%, 01/31/21	4,000,000	3,936,092
2.13%, 01/31/21	5,000,000	5,066,600
1.25%, 03/31/21	5,000,000	4,884,570
3.13%, 05/15/21	6,000,000	6,322,734
1.38%, 05/31/21	10,000,000	9,801,170
2.25%, 07/31/21 (b)	8,200,000	8,328,445
2.13%, 08/15/21	1,500,000	1,514,238
1.13%, 09/30/21	5,000,000	4,822,850
2.13%, 09/30/21	7,000,000	7,062,069
1.25%, 10/31/21	5,000,000	4,848,440
2.00%, 11/15/21 (b)	6,000,000	6,016,638
1.88%, 11/30/21 (b)	4,000,000	3,989,220
1.50%, 01/31/22	5,000,000	4,887,110
2.00%, 02/15/22 (b)	3,000,000	3,004,686
1.75%, 03/31/22	26,500,000	26,147,020
1.75%, 04/30/22	7,000,000	6,902,931
1.75%, 05/15/22 (b)	4,000,000	3,941,248
2.13%, 06/30/22 (b)	6,500,000	6,522,854
2.00%, 07/31/22	500,000	498,164
1.75%, 09/30/22	8,500,000	8,338,967
1.63%, 11/15/22	1,300,000	1,265,164
2.00%, 11/30/22	3,500,000	3,476,347
2.13%, 12/31/22	1,500,000	1,499,179
1.75%, 01/31/23	3,600,000	3,517,031
1.50%, 03/31/23	4,500,000	4,323,865
1.75%, 05/15/23	7,000,000	6,817,888
1.63%, 05/31/23	2,000,000	1,932,110
1.38%, 09/30/23 (b)	3,500,000	3,314,472
2.75%, 11/15/23	5,000,000	5,164,845
2.13%, 11/30/23 (b)	5,500,000	5,463,475
2.75%, 02/15/24	2,500,000	2,582,030
2.50%, 05/15/24	7,000,000	7,104,727
2.38%, 08/15/24 (b)	9,353,000	9,396,473
2.25%, 11/15/24	7,550,000	7,503,696
2.00%, 02/15/25	4,200,000	4,087,780
2.13%, 05/15/25	13,300,000	13,038,150
2.00%, 08/15/25	19,000,000	18,404,768

U.S. Treasury Obligations (continued)

	Principal Amount	Market Value

U.S. Treasury Notes (continued)
2.25%, 11/15/25	$8,500,000	$8,391,098
1.63%, 02/15/26	8,500,000	7,942,187
1.63%, 05/15/26	400,000	373,000
1.50%, 08/15/26 (b)	6,000,000	5,518,362
2.00%, 11/15/26	7,500,000	7,216,110

Total U.S. Treasury Obligations (cost $823,863,736)		821,114,391

Short-Term Investments 2.9%

	Shares

Money Market Fund 2.9%
Fidelity Investments Money Market Prime Money Market Portfolio - Institutional Class, 0.83% (f)	64,378,467	64,404,219

U.S. Government Agency Security 0.0% †
Financing Corp., 4.09%, 11/30/17	18,000	19,439

Total Short-Term Investments (cost $64,421,688)		64,423,658

Repurchase Agreements 0.6%
	Principal Amount

Bank of America NA, 0.50%, dated 12/30/16, due 01/03/17, repurchase price $5,000,278, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $5,100,000. (g)(h)	$5,000,000	5,000,000
BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $4,000,218, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 01/05/17 - 08/01/46; total market value $4,080,000. (g)(h)	4,000,000	4,000,000
ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price$3,673,615, collateralized by U.S. Government Agency Securities, ranging from 2.24% - 4.00%, maturing 11/01/26 - 05/01/46; total market value $3,746,879. (g)(h)	3,673,411	3,673,411

Total Repurchase Agreements (cost $12,673,411)		12,673,411

Statement of Investments (Continued)

December 31, 2016

NVIT Bond Index Fund (Continued)

TBA Sale Commitments 0.0% †

	Principal Amount	Market Value

Mortgage-Backed Securities 0.0%†
FHLMC Gold Pool TBA
2.50%, 01/15/47	$(225,000)	$(213,788)

Total TBA Sale Commitment (cost $(213,645))		(213,788)

Total Investments (cost $2,306,320,021) (i) — 102.8%		2,317,869,718
Liabilities in excess of other assets — (2.8)%		(62,640,399)

NET ASSETS — 100.0%		$2,255,229,319

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2016. The maturity date represents the actual maturity date.

(b)	The security or a portion of this security is on loan at December 31, 2016. The total value of securities on loan at December 31, 2016 was $153,854,472, which was collateralized by repurchase agreements with a total value of $12,673,411 and $146,252,538 of collateral in the form of U.S. Government Agency and Treasury Securities, interest rates ranging from 0.00% - 13.06%, and maturity dates ranging from 01/15/17 - 11/20/2066, a total value of $158,925,949.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2016.

(d)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2016 was $5,205,098 which represents 0.23% of net assets.

(e)	Investment in affiliate.

(f)	Represents 7-day effective yield as of December 31, 2016.

(g)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2016 was $12,673,411.

(h)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.
(i)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ACES	Alternative Credit Enhancement Services

AG	Stock Corporation

AGM	Assured Guaranty Municipal Corporation

ASA	Stock Corporation

BV	Private Limited Liability Company

COP	Certificates of Participation

DAC	Designated Activity Company

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NATL	National Public Finance Guarantee Corporation

NV	Public Traded Company

plc	Public Limited Company

RB	Revenue Bond

RE	Reinsured

REIT	Real Estate Investment Trust

SA	Stock Company

SAB	Publicly Traded Company

SAB de CV	Public Traded Company

SAU	Single Shareholder Corporation

SCS	Limited Partnership

SpA	Limited Share Company

TBA	To Be Announced

ULC	Unlimited Liability Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2016

NVIT Bond Index Fund
Assets:
Investments in affiliates, at value (cost $64,581)	$108,675
Investments in non-affiliates, at value* (cost $2,293,795,674)	2,305,301,420
Repurchase agreements, at value (cost $12,673,411)	12,673,411

Total Investments, at value (total cost $2,306,533,666)	2,318,083,506

Cash	150,359,038
Interest and dividends receivable	12,932,640
Security lending income receivable	17,569
Receivable for investments sold	18,405,448
Receivable for capital shares issued	761,438
Prepaid expenses	4,199

Total Assets	2,500,563,838

Liabilities:
Payable for investments purchased	229,825,333
Payable for capital shares redeemed	2,116,839
TBA Sale Commitments (proceeds $213,645)	213,788
Payable upon return of securities loaned (Note 2)	12,673,411
Accrued expenses and other payables:
Investment advisory fees	345,042
Fund administration fees	54,529
Administrative servicing fees	20,112
Accounting and transfer agent fees	9,094
Custodian fees	13,813
Compliance program costs (Note 3)	2,405
Professional fees	42,107
Printing fees	8,034
Other	10,012

Total Liabilities	245,334,519

Net Assets	$2,255,229,319

Represented by:
Capital	$2,235,897,646
Accumulated undistributed net investment income	4,433,856
Accumulated net realized gains from affiliated and non-affiliated investments	3,348,120
Net unrealized appreciation/(depreciation) from investments in affiliates	44,094
Net unrealized appreciation/(depreciation) from investments in non-affiliates	11,505,746
Net unrealized appreciation/(depreciation) from TBA Sale Commitment	(143)

Net Assets	$2,255,229,319

*	Includes value of securities on loan of $153,854,472 of which certain securities were sold prior to December 31, 2016 and are included in “Receivable for investments sold” and were fully collateralized (Note 2).

Statement of Assets and Liabilities (Continued)

December 31, 2016

NVIT Bond Index Fund
Net Assets:
Class I Shares	$165,391,094
Class Y Shares	2,089,838,225

Total	$2,255,229,319

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	15,992,447
Class Y Shares	201,832,761

Total	217,825,208

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.34
Class Y Shares	$10.35

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended December 31, 2016

NVIT Bond Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$54,857,117
Income from securities lending (Note 2)	321,807
Dividend income from non-affiliates	124,948
Interest income from affiliates	7,093

Total Income	55,310,965

EXPENSES:
Investment advisory fees	4,159,211
Fund administration fees	654,965
Administrative servicing fees Class I Shares	233,249
Professional fees	140,670
Printing fees	15,368
Trustee fees	69,990
Custodian fees	86,321
Accounting and transfer agent fees	56,309
Compliance program costs (Note 3)	9,960
Other	55,916

Total Expenses	5,481,959

NET INVESTMENT INCOME	49,829,006

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with non-affiliates	8,261,490
Net change in unrealized appreciation/(depreciation) from investments in affiliates	490
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(1,358,753)
Net change in unrealized appreciation/(depreciation) from TBA Sale Commitments	(143)

Net change in unrealized appreciation/(depreciation) from investments in affiliates, non-affiliates and TBA Sale Commitments	(1,358,406)

Net realized/unrealized gains from affiliated and non-affiliated investments and TBA Sale
Commitments	6,903,084

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$56,732,090

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	NVIT Bond Index Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$49,829,006	$46,561,405
Net realized gains from non-affiliated investments	8,261,490	7,770,392
Net change in unrealized appreciation/(depreciation) from investments in affiliates, non-affiliates and TBA Sale Commitments	(1,358,406)	(53,254,040)

Change in net assets resulting from operations	56,732,090	1,077,757

Distributions to Shareholders From:
Net investment income:
Class I	(3,841,058)	(2,110,223)
Class Y	(50,567,041)	(46,062,770)
Net realized gains:
Class I	(323,299)	(1,034,312)
Class Y	(4,422,916)	(25,485,936)

Change in net assets from shareholder distributions	(59,154,314)	(74,693,241)

Change in net assets from capital transactions	(69,598,492)	411,734,257

Change in net assets	(72,020,716)	338,118,773

Net Assets:
Beginning of year	2,327,250,035	1,989,131,262

End of year	$2,255,229,319	$2,327,250,035

Accumulated undistributed net investment income at end of year	$4,433,856	$4,384,387

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$77,737,880	$96,634,238
Dividends reinvested	4,164,357	3,144,535
Cost of shares redeemed	(53,757,357)	(15,438,352)

Total Class I Shares	28,144,880	84,340,421

Class Y Shares
Proceeds from shares issued	147,885,246	442,393,733
Dividends reinvested	54,989,957	71,548,706
Cost of shares redeemed	(300,618,575)	(186,548,603)

Total Class Y Shares	(97,743,372)	327,393,836

Change in net assets from capital transactions	$(69,598,492)	$411,734,257

SHARE TRANSACTIONS:
Class I Shares
Issued	7,272,123	9,085,724
Reinvested	401,192	300,930
Redeemed	(5,058,769)	(1,446,954)

Total Class I Shares	2,614,546	7,939,700

Class Y Shares
Issued	13,814,898	40,854,127
Reinvested	5,290,400	6,833,761
Redeemed	(28,143,395)	(17,402,909)

Total Class Y Shares	(9,038,097)	30,284,979

Total change in shares	(6,423,551)	38,224,679

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Bond Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover (e)
Class I Shares
Year Ended December 31, 2016	$10.37	0.22	0.01	0.23	(0.24)	(0.02)	(0.26)	$10.34	2.26%	$165,391,094	0.38%	2.03%	0.38%	167.32%
Year Ended December 31, 2015	$10.69	0.21	(0.20)	0.01	(0.21)	(0.12)	(0.33)	$10.37	0.14%	$138,704,554	0.38%	1.96%	0.38%	283.08%
Period Ended December 31, 2014 (f)	$10.63	0.15	0.18	0.33	(0.27)	–	(0.27)	$10.69	3.07%	$58,120,434	0.37%	2.01%	0.37%	288.75%

Class Y Shares
Year Ended December 31, 2016	$10.38	0.23	0.02	0.25	(0.26)	(0.02)	(0.28)	$10.35	2.40%	$2,089,838,225	0.23%	2.18%	0.23%	167.32%
Year Ended December 31, 2015	$10.69	0.23	(0.20)	0.03	(0.22)	(0.12)	(0.34)	$10.38	0.35%	$2,188,545,481	0.23%	2.11%	0.23%	283.08%
Year Ended December 31, 2014	$10.35	0.24	0.37	0.61	(0.27)	–	(0.27)	$10.69	5.88%	$1,931,010,828	0.23%	2.21%	0.23%	288.75%
Year Ended December 31, 2013	$10.89	0.24	(0.50)	(0.26)	(0.25)	(0.03)	(0.28)	$10.35	(2.38%)	$2,239,759,235	0.23%	2.22%	0.23%	226.92%
Year Ended December 31, 2012	$10.85	0.28	0.16	0.44	(0.31)	(0.09)	(0.40)	$10.89	4.03%	$1,989,479,298	0.24%	2.51%	0.24%	150.75%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Bond Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund of funds, such as the NVIT Investor Destinations Funds and NVIT Flexible Fixed Income Fund.

The Fund currently offers Class I and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company and are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Notes to Financial Statements (Continued)

December 31, 2016

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$12,006,426	$—	$12,006,426
Collateralized Mortgage Obligations	—	13,732,337	—	13,732,337
Commercial Mortgage-Backed Securities	—	22,906,201	—	22,906,201
Corporate Bonds	—	593,128,705	—	593,128,705
Foreign Government Securities	—	49,613,337	—	49,613,337
Mortgage-Backed Securities	—	633,009,543	—	633,009,543
Municipal Bonds	—	20,559,911	—	20,559,911
Repurchase Agreements	—	12,673,411	—	12,673,411
Short-Term Investments
Money Market Fund	64,404,219	—	—	64,404,219
U.S. Government Agency Security	—	19,439	—	19,439
Total Short-Term Investments	$64,404,219	$19,439	$—	$64,423,658
Supranational	—	29,609,990	—	29,609,990
U.S. Government Agency Securities	—	45,305,596	—	45,305,596
U.S. Treasury Obligations	—	821,114,391	—	821,114,391
Total Assets	$64,404,219	$2,253,679,287	$—	$2,318,083,506

Liabilities:
Mortgage-Backed Securities	$—	$(213,788)	$—	$(213,788)
Total Liabilities	$—	$(213,788)	$—	$(213,788)
Total	$64,404,219	$2,253,465,499	$—	$2,317,869,718

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Securities Lending

During the year ended December 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash

Notes to Financial Statements (Continued)

December 31, 2016

collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2016, were $12,673,411, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to note (b) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(c)	Joint Repurchase Agreements

During the year ended December 31, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $200,011,111, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $100,005,444, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% – 7.50%, maturing 01/05/17 – 08/01/46; total market value $102,000,004.

Notes to Financial Statements (Continued)

December 31, 2016

ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $350,019,444, collateralized by U.S. Government Agency Securities, ranging from 2.24% – 4.00%, maturing 11/01/26 – 05/01/46; total market value $357,000,001.

At December 31, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America N.A.	$5,000,000	$—	$5,000,000	$(5,000,000)	$—
BNP Paribas Securities Corp.	4,000,000	—	4,000,000	(4,000,000)	—
ML Pierce Fenner & Smith, Inc.	3,673,411	—	3,673,411	(3,673,411)	—
Total	$12,673,411	$—	$12,673,411	$(12,673,411)	$—

Amounts designated as — are zero.

*	At December 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to paydown reclass. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Notes to Financial Statements (Continued)

December 31, 2016

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Affiliated and Non-Affiliated Investments
$—	$4,628,562	$(4,628,562)

Amount designated as “—” is zero or has been rounded to zero.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.195%
$1.5 billion up to $3 billion	0.155%
$3 billion and more	0.145%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate was 0.18%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.29% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $654,965 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $9,960.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% for Class I shares, for a total amount of $233,249.

4.  Investment in Affiliated Issuers

The Fund invests in an affiliated issuer. The Fund’s transactions in the shares of the affiliated issuer during the year ended December 31, 2016 were as follows:

Affiliated Issuer	Market Value at December 31, 2015	Purchases at Cost	Sales Proceeds	Market Value at December 31, 2016	Principal at December 31, 2016	Interest Income	Realized Gain/(Loss)
Nationwide Financial Services, Inc.	$105,000	$—	$—	$108,675	$105,000	$7,093	$—

Amounts	designated as “—” are zero or have been rounded to zero.

5.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

6.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $3,786,332,789 and sales of $3,820,652,647 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

Notes to Financial Statements (Continued)

December 31, 2016

For the year ended December 31, 2016, the Fund had purchases of $285,582,307 and sales of $299,508,835 of U.S. Government securities (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Other

The Trust, along with certain funds in NMF, invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class are neither guaranteed nor insured, and shares of Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class may decline in value, causing losses to the Trust.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$57,979,884	$1,174,430	$59,154,314	$—	$59,154,314

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

Notes to Financial Statements (Continued)

December 31, 2016

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$58,929,398	$15,763,843	$74,693,241	$—	$74,693,241

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$4,433,856	$3,565,783	$7,999,639	$—	$11,332,034	$19,331,673

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,306,751,329	$37,511,300	$(26,179,123)	$11,332,177

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Bond Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Bond Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian, brokers, the underlying fund’s transfer agent, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

The Fund designates $1,174,430 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

Annual Report

December 31, 2016

NVIT International Index Fund

AR-INTX 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT International Index Fund

For the annual period ended December 31, 2016, the NVIT International Index Fund (Class Y) returned 1.03% versus 1.00% for its benchmark, the MSCI EAFE® Index.* For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of International Multi-Cap Core Funds (consisting of 71 funds as of December 31, 2016) was 0.74% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The year had its worst monthly start since 2008 as the markets struggled with weakness in China and plunging oil prices. Performance declined early in the reporting period as concerns about the slowing global economy rattled developed markets globally. Oil price stability toward the end of the first quarter helped decrease global volatility and fuel the recovery as well.

Performance of equity indexes was mixed in the second quarter amid recovering oil prices, uncertainty about a potential Federal Reserve rate hike and the United Kingdom’s referendum on European Union (EU) membership. The UK’s decision to leave the EU shocked investors globally and resulted in a sharp two-day selloff, after which developed markets rallied into the end of the month and recovered much of the losses.

Global equity markets broadly rallied during the third quarter as the Fed kept rates unchanged, Japan announced additional fiscal and monetary stimulus, and the Bank of England cut rates. However, weak macroeconomic data out of China, a terrorist attack in Thailand, flooding in Louisiana and a more hawkish tone from Fed officials hindered some performance for the quarter.

Developed markets rallied in the last quarter of the year as global investors embraced the results of the U.S. election and strong macroeconomic data, although a stronger U.S. dollar (USD) subdued gains for U.S. investors. The year ended with a global equity rally as strong global economic data and continued optimism around president-elect Trump’s reflationary policies outweighed the effects of the European Central Bank’s (ECB’s) decision to reduce the pace of its asset purchases and diplomatic tensions between the United States and other major powers.

From a sector perspective, energy, with 26.44%, and materials, with 24.32%, generated the strongest returns in the MSCI EAFE Index (in USD), while decreases were prevalent in health care stocks, which registered -11.80%, and telecommunications services stocks, which registered -7.40%.

Exchange-traded futures are employed to equitize cash flows generated from daily participant activity, dividends, interest received and other cash flows associated with securities in the portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Derivatives are not used in any speculative or arbitrage capacity, but only to equitize cash.

As of December 31, 2016, the Fund held Nikkei 225, EURO STOXX 50, ASX SPI 200, and FTSE 100 exchange-traded index futures. These futures did not have any meaningful impact on Fund performance.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Creighton Jue, CFA; Alan Mason; and Greg Savage, CFA

*	The Fund is indexed to an MSCI index. The Fund is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including mid-sized companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT International Index Fund

Asset Allocation†

Common Stocks	98.0%
Repurchase Agreements	1.1%
Preferred Stocks	0.6%
Futures Contracts††	0.0%
Rights††	0.0%
Other assets in excess of liabilities	0.3%
100.0%

Top Industries†††

Banks	12.3%
Pharmaceuticals	7.8%
Insurance	5.5%
Oil, Gas & Consumable Fuels	5.2%
Automobiles	3.9%
Chemicals	3.9%
Food Products	3.1%
Diversified Telecommunication Services	2.9%
Metals & Mining	2.8%
Machinery	2.5%
Other Industries*	50.1%
100.0%

Top Holdings†††

Nestle SA	1.8%
Novartis AG	1.3%
HSBC Holdings plc	1.3%
Roche Holding AG	1.3%
Toyota Motor Corp.	1.3%
Royal Dutch Shell plc	1.0%
BP plc	1.0%
TOTAL SA	0.9%
Royal Dutch Shell plc	0.9%
British American Tobacco plc	0.9%
Other Holdings*	88.3%
100.0%

Top Countries†††

Japan	23.9%
United Kingdom	15.6%
France	9.8%
Germany	9.2%
Switzerland	9.1%
Australia	7.4%
Netherlands	4.4%
Hong Kong	3.2%
Spain	3.1%
Sweden	2.8%
Other Countries*	11.5%
100.0%

Objective

The Fund seeks to match the performance of the MSCI EAFE® Index as closely as possible before the deduction of Fund expenses.

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

5

Fund Performance	NVIT International Index Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class I	0.92%	N/A	(3.02)%	[2]
Class II	0.75%	6.04%	0.07%
Class VIII	0.52%	5.87%	(0.03)%
Class Y	1.03%	6.46%	0.48%
MSCI EAFE® Index	1.00%	6.53%	0.75%
CPI	2.07%	1.36%	1.81%

N/A – Not Applicable.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

Expense Ratios

Expense Ratio^
Class I	0.45%
Class II	0.70%
Class VIII	0.85%
Class Y	0.30%

^	Current effective prospectus dated April 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (con’t.)	NVIT International Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT International Index Fund versus performance of the MSCI EAFE® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT International Index Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	1,045.30	2.31	0.45
	Hypothetical	(a)(b)	1,000.00	1,022.87	2.29	0.45
Class II Shares	Actual	(a)	1,000.00	1,043.50	3.60	0.70
	Hypothetical	(a)(b)	1,000.00	1,021.62	3.56	0.70
Class VIII Shares	Actual	(a)	1,000.00	1,042.50	4.36	0.85
	Hypothetical	(a)(b)	1,000.00	1,020.86	4.32	0.85
Class Y Shares	Actual	(a)	1,000.00	1,045.10	1.54	0.30
	Hypothetical	(a)(b)	1,000.00	1,023.63	1.53	0.30

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2016

NVIT International Index Fund

Common Stocks 98.0%

	Shares	Market Value

AUSTRALIA 7.4%
Airlines 0.0%†
Qantas Airways Ltd.	76,488	$183,230

Banks 2.5%
Australia & New Zealand Banking Group Ltd.	446,652	9,777,734
Bank of Queensland Ltd.	55,914	477,843
Bendigo & Adelaide Bank Ltd.	73,736	674,519
Commonwealth Bank of Australia	262,878	15,594,998
National Australia Bank Ltd.	408,374	9,020,363
Westpac Banking Corp.	512,097	12,020,913

		47,566,370

Beverages 0.1%
Coca-Cola Amatil Ltd.	85,786	625,634
Treasury Wine Estates Ltd.	115,094	885,375

		1,511,009

Biotechnology 0.3%
CSL Ltd.	69,852	5,051,683

Capital Markets 0.2%
ASX Ltd.	28,805	1,031,941
Macquarie Group Ltd.	47,134	2,952,570

		3,984,511

Chemicals 0.1%
Incitec Pivot Ltd.	271,124	701,557
Orica Ltd.	60,423	767,924

		1,469,481

Commercial Services & Supplies 0.1%
Brambles Ltd.	239,816	2,140,137

Construction & Engineering 0.0%†
CIMIC Group Ltd.	16,883	424,795

Construction Materials 0.0%†
Boral Ltd.	173,900	677,006

Containers & Packaging 0.1%
Amcor Ltd.	175,193	1,885,570

Diversified Financial Services 0.1%
AMP Ltd.	460,837	1,671,384
Challenger Ltd.	89,162	720,421

		2,391,805

Diversified Telecommunication Services 0.2%
Telstra Corp. Ltd.	649,098	2,385,227
TPG Telecom Ltd.	56,512	277,427
Vocus Communications Ltd.	74,657	207,900

		2,870,554

Electric Utilities 0.0%†
AusNet Services	298,585	339,909

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Equity Real Estate Investment Trusts (REITs) 0.6%
BGP HOLDINGS BENEFICIAL* (a)(b)	848,508	$0
Dexus Property Group	149,624	1,037,971
Goodman Group	267,758	1,375,105
GPT Group (The)	274,717	995,998
Mirvac Group	550,694	845,697
Scentre Group	802,883	2,687,637
Stockland	382,966	1,265,197
Vicinity Centres	515,112	1,110,848
Westfield Corp.	309,449	2,092,319

		11,410,772

Food & Staples Retailing 0.5%
Wesfarmers Ltd.	171,533	5,206,356
Woolworths Ltd.	196,295	3,407,217

		8,613,573

Gas Utilities 0.1%
APA Group	174,347	1,076,298

Health Care Equipment & Supplies 0.0%†
Cochlear Ltd.	8,871	782,960

Health Care Providers & Services 0.1%
Healthscope Ltd.	246,944	407,075
Ramsay Health Care Ltd.	21,554	1,059,737
Sonic Healthcare Ltd.	61,620	948,331

		2,415,143

Hotels, Restaurants & Leisure 0.2%
Aristocrat Leisure Ltd.	86,599	966,150
Crown Resorts Ltd.	51,418	428,535
Domino’s Pizza Enterprises Ltd.	9,192	429,848
Flight Centre Travel Group Ltd.	9,355	210,830
Tabcorp Holdings Ltd.	113,718	393,976
Tatts Group Ltd.	216,985	699,206

		3,128,545

Insurance 0.3%
Insurance Australia Group Ltd.	383,646	1,654,408
Medibank Pvt Ltd.	412,812	838,694
QBE Insurance Group Ltd.	214,225	1,914,047
Suncorp Group Ltd.	193,504	1,884,173

		6,291,322

IT Services 0.0%†
Computershare Ltd.	74,854	671,595

Media 0.0%†
REA Group Ltd.	7,549	299,998

Metals & Mining 1.0%
Alumina Ltd. (c)	399,026	521,764
BHP Billiton Ltd.	492,335	8,820,095
BHP Billiton plc	322,290	5,131,831
Fortescue Metals Group Ltd.	257,589	1,076,465
Newcrest Mining Ltd.	116,181	1,665,926

9

Statement of Investments (Continued)

December 31, 2016

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Metals & Mining (continued)
South32 Ltd.	835,795	$1,645,306

		18,861,387

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd. (c)	77,058	285,519

Multi-Utilities 0.1%
AGL Energy Ltd.	102,423	1,629,597
DUET Group	351,605	694,361

		2,323,958

Oil, Gas & Consumable Fuels 0.4%
Caltex Australia Ltd.	41,816	916,843
Oil Search Ltd.	207,648	1,068,716
Origin Energy Ltd.	271,331	1,283,735
Santos Ltd.	254,682	733,646
Woodside Petroleum Ltd.	116,567	2,610,900

		6,613,840

Professional Services 0.0%†
SEEK Ltd.	50,544	541,334

Real Estate Management & Development 0.1%
LendLease Group	80,136	842,113

Road & Rail 0.1%
Aurizon Holdings Ltd.	325,788	1,184,506

Transportation Infrastructure 0.2%
Sydney Airport	162,542	701,603
Transurban Group	315,360	2,347,004

		3,048,607

		138,887,530

AUSTRIA 0.2%
Banks 0.1%
Erste Group Bank AG*	45,827	1,339,851
Raiffeisen Bank International AG*	14,955	272,615

		1,612,466

Equity Real Estate Investment Trusts (REITs) 0.0%†
Immoeast AG* (a)(b)	51,561	0

Machinery 0.0%†
ANDRITZ AG	11,606	581,620

Metals & Mining 0.0%†voestalpine AG	18,546	725,208

Oil, Gas & Consumable Fuels 0.1%
OMV AG	23,523	829,272

		3,748,566

BELGIUM 1.2%
Banks 0.1%
KBC Group NV	38,558	2,382,414

Common Stocks (continued)

	Shares	Market Value

BELGIUM (continued)
Beverages 0.7%
Anheuser-Busch InBev SA/NV	116,795	$12,362,045

Chemicals 0.1%
Solvay SA	11,157	1,304,327
Umicore SA	14,160	805,582

		2,109,909

Diversified Financial Services 0.1%
Groupe Bruxelles Lambert SA	12,039	1,008,651

Diversified Telecommunication Services 0.0%†
Proximus SADP	22,862	657,209

Food & Staples Retailing 0.0%†
Colruyt SA	10,767	532,158

Insurance 0.1%
Ageas	30,922	1,222,247

Media 0.0%†
Telenet Group Holding NV*	7,846	434,878

Pharmaceuticals 0.1%
UCB SA	19,411	1,241,934

		21,951,445

CHILE 0.0%†
Metals & Mining 0.0%†
Antofagasta plc	64,387	533,102

CHINA 0.0%†
Machinery 0.0%†
Yangzijiang Shipbuilding Holdings Ltd.	269,200	150,943

DENMARK 1.6%
Banks 0.2%
Danske Bank A/S	107,004	3,237,274

Beverages 0.1%
Carlsberg A/S, Class B	16,258	1,400,288

Biotechnology 0.1%
Genmab A/S*	8,656	1,433,889

Chemicals 0.1%
Chr Hansen Holding A/S	15,073	833,618
Novozymes A/S, Class B	35,312	1,215,154

		2,048,772

Commercial Services & Supplies 0.0%†
ISS A/S	25,328	853,628

Diversified Telecommunication Services 0.0%†
TDC A/S*	117,189	600,754

Electric Utilities 0.0%†
DONG Energy A/S Reg. S* (d)	12,887	487,471

Electrical Equipment 0.1%
Vestas Wind Systems A/S	33,630	2,178,033

10

Statement of Investments (Continued)

December 31, 2016

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

DENMARK (continued)
Health Care Equipment & Supplies 0.1%
Coloplast A/S, Class B	18,589	$1,252,129
William Demant Holding A/S*	16,745	290,852

		1,542,981

Insurance 0.0%†
Tryg A/S	17,914	323,500

Marine 0.1%
AP Moeller — Maersk A/S, Class A	547	825,488
AP Moeller — Maersk A/S, Class B	1,005	1,601,934

		2,427,422

Pharmaceuticals 0.6%
Novo Nordisk A/S, Class B	294,060	10,548,576

Road & Rail 0.1%
DSV A/S	30,236	1,342,788

Textiles, Apparel & Luxury Goods 0.1%
Pandora A/S	17,405	2,272,050

		30,697,426

FINLAND 0.9%
Auto Components 0.0%†
Nokian Renkaat OYJ	17,325	644,107

Communications Equipment 0.2%
Nokia OYJ	910,665	4,367,698

Diversified Telecommunication Services 0.0%†
Elisa OYJ	21,163	686,982

Electric Utilities 0.1%
Fortum OYJ	68,377	1,045,222

Insurance 0.2%
Sampo OYJ, Class A	68,461	3,060,387

Machinery 0.2%
Kone OYJ, Class B	51,011	2,279,354
Metso OYJ	17,850	507,813
Wartsila OYJ Abp	21,330	956,359

		3,743,526

Oil, Gas & Consumable Fuels 0.0%†
Neste OYJ	20,563	786,896

Paper & Forest Products 0.2%
Stora Enso OYJ, Class R	86,076	920,754
UPM-Kymmene OYJ	81,229	1,986,501

		2,907,255

Pharmaceuticals 0.0%†
Orion OYJ, Class B	15,592	692,781

		17,934,854

FRANCE 9.8%
Aerospace & Defense 0.6%
Airbus Group SE	89,376	5,903,168
Dassault Aviation SA	350	390,641

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Aerospace & Defense (continued)
Safran SA	47,506	$3,416,816
Thales SA	16,606	1,608,801
Zodiac Aerospace (c)	31,273	717,121

		12,036,547

Air Freight & Logistics 0.0%†
Bollore SA	122,092	429,896

Auto Components 0.3%
Cie Generale des Etablissements Michelin	27,599	3,067,871
Valeo SA	36,937	2,120,472

		5,188,343

Automobiles 0.2%
Peugeot SA*	73,023	1,189,339
Renault SA	28,873	2,564,407

		3,753,746

Banks 1.0%
BNP Paribas SA	162,932	10,368,650
Credit Agricole SA	172,246	2,132,178
Natixis SA	134,809	759,158
Societe Generale SA	117,914	5,799,813

		19,059,799

Beverages 0.2%
Pernod Ricard SA	32,671	3,535,657
Remy Cointreau SA	3,751	319,726

		3,855,383

Building Products 0.2%
Cie de Saint-Gobain	75,393	3,507,085

Chemicals 0.4%
Air Liquide SA	59,208	6,583,855
Arkema SA	10,345	1,011,231

		7,595,086

Commercial Services & Supplies 0.1%
Edenred	33,858	670,406
Societe BIC SA	4,559	619,462

		1,289,868

Construction & Engineering 0.4%
Bouygues SA	30,191	1,080,817
Eiffage SA	8,578	597,470
Vinci SA	77,519	5,273,202

		6,951,489

Construction Materials 0.0%†
Imerys SA	6,021	456,164

Diversified Financial Services 0.0%†
Eurazeo SA	5,572	325,748
Wendel SA	4,583	551,493

		877,241

11

Statement of Investments (Continued)

December 31, 2016

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Diversified Telecommunication Services 0.5%
Iliad SA	3,926	$753,978
Orange SA	305,339	4,630,151
SFR Group SA*	17,099	482,067
Vivendi SA	157,772	2,992,448

		8,858,644

Electric Utilities 0.0%†
Electricite de France SA (c)	43,773	445,384

Electrical Equipment 0.4%
Legrand SA	41,039	2,328,356
Schneider Electric SE	85,583	5,945,319

		8,273,675

Electronic Equipment, Instruments & Components 0.0%†
Ingenico Group SA	8,470	675,786

Energy Equipment & Services 0.1%
Technip SA	16,687	1,188,644

Equity Real Estate Investment Trusts (REITs) 0.4%
Fonciere Des Regions	5,778	503,787
Gecina SA	6,160	850,807
ICADE	5,485	390,929
Klepierre	34,638	1,359,145
Unibail-Rodamco SE	15,192	3,620,326

		6,724,994

Food & Staples Retailing 0.1%
Carrefour SA (c)	87,724	2,112,040
Casino Guichard Perrachon SA	9,370	448,959

		2,560,999

Food Products 0.3%
Danone SA	89,983	5,693,994

Health Care Equipment & Supplies 0.2%
Essilor International SA	31,578	3,562,889

Hotels, Restaurants & Leisure 0.1%
Accor SA	26,443	985,072
Sodexo SA (c)	14,405	1,653,886

		2,638,958

Household Durables 0.0%†
SEB SA	3,461	468,979

Insurance 0.5%
AXA SA	295,274	7,443,502
CNP Assurances	28,869	534,345
SCOR SE	25,401	876,608

		8,854,455

IT Services 0.2%
Atos SE	13,484	1,421,181
Capgemini SA	24,612	2,073,540

		3,494,721

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Machinery 0.0%†
Alstom SA*	22,823	$627,601

Media 0.2%
Eutelsat Communications SA	25,418	491,524
JCDecaux SA (c)	11,513	338,527
Lagardere SCA	17,990	499,320
Publicis Groupe SA	29,159	2,009,188

		3,338,559

Multi-Utilities 0.3%
Engie SA	225,880	2,875,215
Suez	52,488	773,384
Veolia Environnement SA	73,401	1,247,219

		4,895,818

Oil, Gas & Consumable Fuels 0.9%
TOTAL SA	345,317	17,712,030

Personal Products 0.4%
L’Oreal SA	38,806	7,072,986

Pharmaceuticals 0.8%
Sanofi	177,628	14,363,917

Professional Services 0.0%†
Bureau Veritas SA	41,457	802,371

Software 0.1%
Dassault Systemes SE	20,456	1,557,029

Textiles, Apparel & Luxury Goods 0.8%
Christian Dior SE	8,159	1,709,406
Hermes International	4,041	1,657,690
Kering (c)	11,732	2,631,530
LVMH Moet Hennessy Louis Vuitton SE	42,715	8,144,537

		14,143,163

Trading Companies & Distributors 0.0%†
Rexel SA	45,654	750,090

Transportation Infrastructure 0.1%
Aeroports de Paris	4,585	490,993
Groupe Eurotunnel SE REG	72,423	688,013

		1,179,006

		184,885,339

GERMANY 8.6%
Air Freight & Logistics 0.3%
Deutsche Post AG REG	148,967	4,885,377

Airlines 0.0%†
Deutsche Lufthansa AG REG	36,043	464,621

Auto Components 0.2%
Continental AG	16,601	3,198,294

Automobiles 0.9%
Bayerische Motoren Werke AG	51,159	4,764,746
Daimler AG REG	147,667	10,959,193
Volkswagen AG	5,321	763,696

		16,487,635

12

Statement of Investments (Continued)

December 31, 2016

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Banks 0.1%
Commerzbank AG	162,615	$1,238,117

Capital Markets 0.3%
Deutsche Bank AG REG*	213,105	3,865,585
Deutsche Boerse AG*	29,106	2,368,518

		6,234,103

Chemicals 1.2%
BASF SE	140,565	13,027,060
Covestro AG Reg. S (d)	10,618	726,777
Evonik Industries AG	25,493	759,916
K+S AG REG (c)	29,850	711,058
LANXESS AG	13,456	881,143
Linde AG	28,691	4,706,404
Symrise AG	18,800	1,142,245

		21,954,603

Construction & Engineering 0.0%†
HOCHTIEF AG	3,115	434,894

Construction Materials 0.1%
HeidelbergCement AG	22,810	2,123,155

Diversified Telecommunication Services 0.5%
Deutsche Telekom AG REG	501,821	8,609,845
Telefonica Deutschland Holding AG	110,645	472,942

		9,082,787

Electrical Equipment 0.0%†
OSRAM Licht AG	14,008	733,534

Food & Staples Retailing 0.0%†
METRO AG (c)	26,971	896,439

Health Care Providers & Services 0.4%
Fresenius Medical Care AG & Co. KGaA	33,777	2,854,862
Fresenius SE & Co. KGaA	62,527	4,877,782

		7,732,644

Hotels, Restaurants & Leisure 0.0%†
TUI AG	73,451	1,051,609

Household Products 0.1%
Henkel AG & Co. KGaA	16,221	1,688,175

Industrial Conglomerates 0.8%
Siemens AG REG	117,328	14,365,632

Insurance 0.9%
Allianz SE REG	69,610	11,488,285
Hannover Rueck SE	9,271	1,001,522
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen REG	24,558	4,638,463

		17,128,270

Internet & Direct Marketing Retail 0.0%†
Zalando SE Reg. S* (d)	13,095	498,844

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Internet Software & Services 0.0%†
United Internet AG REG	18,652	$727,847

Machinery 0.1%
GEA Group AG	27,161	1,089,983
MAN SE	5,372	533,205

		1,623,188

Media 0.1%
Axel Springer SE (c)	7,382	357,944
ProSiebenSat.1 Media SE	36,024	1,386,635

		1,744,579

Metals & Mining 0.1%
thyssenkrupp AG	56,628	1,345,213

Multi-Utilities 0.2%
E.ON SE	312,291	2,196,949
Innogy SE Reg. S* (d)	21,245	738,221
RWE AG*	73,658	913,996

		3,849,166

Personal Products 0.1%
Beiersdorf AG	15,930	1,349,396

Pharmaceuticals 0.8%
Bayer AG REG	126,890	13,219,837
Merck KGaA	19,981	2,080,440

		15,300,277

Real Estate Management & Development 0.2%
Deutsche Wohnen AG	53,020	1,663,052
Vonovia SE	70,472	2,288,039

		3,951,091

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	171,538	2,967,174

Software 0.7%
SAP SE	150,409	13,011,134

Textiles, Apparel & Luxury Goods 0.3%
adidas AG	28,855	4,550,956
HUGO BOSS AG	10,992	671,051

		5,222,007

Trading Companies & Distributors 0.1%
Brenntag AG	23,158	1,283,621

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	5,662	334,103

		162,907,529

HONG KONG 3.2%
Airlines 0.0%†
Cathay Pacific Airways Ltd. (c)	158,000	207,350

Banks 0.3%
Bank of East Asia Ltd. (The)	191,340	730,463
BOC Hong Kong Holdings Ltd.	560,500	1,996,253

13

Statement of Investments (Continued)

December 31, 2016

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Banks (continued)
Hang Seng Bank Ltd.	116,000	$2,151,171

		4,877,887

Capital Markets 0.2%
Hong Kong Exchanges and Clearing Ltd.	176,900	4,160,401

Diversified Financial Services 0.0%†
First Pacific Co. Ltd.	341,750	238,406

Diversified Telecommunication Services 0.0%†
HKT Trust & HKT Ltd.	404,220	495,110
PCCW Ltd.	681,000	368,137

		863,247

Electric Utilities 0.3%
Cheung Kong Infrastructure Holdings Ltd.	103,000	818,066
CLP Holdings Ltd.	254,500	2,333,990
HK Electric Investments & HK Electric Investments Ltd. (d)	394,500	325,229
Power Assets Holdings Ltd.	209,500	1,842,987

		5,320,272

Equity Real Estate Investment Trusts (REITs) 0.1%
Link REIT	351,000	2,275,559

Food Products 0.1%
WH Group Ltd. Reg. S (c)(d)	1,235,000	995,530

Gas Utilities 0.1%
Hong Kong & China Gas Co. Ltd.	1,178,023	2,080,615

Hotels, Restaurants & Leisure 0.2%
Galaxy Entertainment Group Ltd.	358,000	1,550,542
Melco Crown Entertainment Ltd., ADR	28,505	453,229
Sands China Ltd.	379,100	1,635,503
Shangri-La Asia Ltd.	162,833	171,472
SJM Holdings Ltd.	263,000	205,228

		4,015,974

Household Durables 0.0%†
Techtronic Industries Co. Ltd.	202,000	722,853

Industrial Conglomerates 0.4%
CK Hutchison Holdings Ltd.	411,516	4,645,382
Jardine Matheson Holdings Ltd.	38,200	2,066,238
NWS Holdings Ltd.	248,836	404,503

		7,116,123

Insurance 0.6%
AIA Group Ltd.	1,840,800	10,311,869

Real Estate Management & Development 0.8%
Cheung Kong Property Holdings Ltd.	407,516	2,488,698
Hang Lung Group Ltd.	135,000	468,436
Hang Lung Properties Ltd.	367,000	773,874
Henderson Land Development Co. Ltd.	162,950	863,632
Hongkong Land Holdings Ltd.	176,200	1,088,916
Hysan Development Co. Ltd.	102,000	420,652

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Real Estate Management & Development (continued)
Kerry Properties Ltd. (c)	94,500	$255,549
New World Development Co. Ltd.	836,926	881,791
Sino Land Co. Ltd.	465,000	693,338
Sun Hung Kai Properties Ltd.	224,000	2,820,716
Swire Pacific Ltd., Class A	85,000	808,841
Swire Properties Ltd.	174,000	479,003
Wharf Holdings Ltd. (The)	206,500	1,367,852
Wheelock & Co. Ltd.	129,000	723,980

		14,135,278

Road & Rail 0.1%
MTR Corp. Ltd.	233,000	1,129,639

Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd.	42,100	445,224

Textiles, Apparel & Luxury Goods 0.0%†
Li & Fung Ltd.	963,600	422,306
Yue Yuen Industrial Holdings Ltd.	104,500	378,782

		801,088

Transportation Infrastructure 0.0%†
Hutchison Port Holdings Trust, Class U	871,100	380,321

		60,077,636

IRELAND 0.7%
Airlines 0.0%†
Ryanair Holdings plc, ADR*	3,315	276,007
Ryanair Holdings plc*	5,286	80,173

		356,180

Banks 0.0%†
Bank of Ireland*	4,204,301	1,029,709

Construction Materials 0.3%
CRH plc	126,440	4,361,238
James Hardie Industries plc, CDI	66,590	1,051,152

		5,412,390

Food Products 0.1%
Kerry Group plc, Class A	24,695	1,765,074

Hotels, Restaurants & Leisure 0.1%
Paddy Power Betfair plc	12,297	1,308,484

Professional Services 0.1%
Experian plc	149,164	2,888,059

Trading Companies & Distributors 0.1%
AerCap Holdings NV*	25,511	1,061,513

		13,821,409

ISRAEL 0.6%
Aerospace & Defense 0.0%†
Elbit Systems Ltd.	3,604	364,073

Banks 0.1%
Bank Hapoalim BM	155,166	920,990
Bank Leumi Le-Israel BM*	220,099	904,515

14

Statement of Investments (Continued)

December 31, 2016

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

ISRAEL (continued)
Banks (continued)
Mizrahi Tefahot Bank Ltd.	24,156	$352,790

		2,178,295

Chemicals 0.1%
Frutarom Industries Ltd.	5,872	299,720
Israel Chemicals Ltd.	74,090	302,479

		602,199

Diversified Telecommunication Services 0.0%†
Bezeq The Israeli Telecommunication Corp. Ltd.	301,597	572,077

Pharmaceuticals 0.3%
Teva Pharmaceutical Industries Ltd., ADR	141,518	5,130,027

Real Estate Management & Development 0.0%†
Azrieli Group Ltd.	7,195	312,266

Software 0.1%
Check Point Software Technologies Ltd.*	19,651	1,659,723
Nice Ltd.	9,226	633,019

		2,292,742

		11,451,679

ITALY 1.8%
Aerospace & Defense 0.1%
Leonardo-Finmeccanica SpA*	55,288	774,323

Automobiles 0.1%
Ferrari NV	18,586	1,082,085

Banks 0.4%
Intesa Sanpaolo SpA, RNC	1,949,410	4,938,133
Intesa Sanpaolo SpA	151,772	355,479
Mediobanca SpA	87,700	714,236
UniCredit SpA	802,182	2,303,651

		8,311,499

Diversified Telecommunication Services 0.1%
Telecom Italia SpA, RNC*	1,516,777	1,339,223
Telecom Italia SpA	889,030	645,251

		1,984,474

Electric Utilities 0.3%
Enel SpA	1,168,655	5,137,056
Terna Rete Elettrica Nazionale SpA	231,927	1,060,681

		6,197,737

Electrical Equipment 0.0%†
Prysmian SpA	29,361	752,532

Energy Equipment & Services 0.0%†
Saipem SpA*	967,932	541,377

Insurance 0.2%
Assicurazioni Generali SpA	181,140	2,684,923
Poste Italiane SpA Reg. S (d)	78,266	518,991
UnipolSai SpA	190,666	406,676

		3,610,590

Common Stocks (continued)

	Shares	Market Value

ITALY (continued)
Oil, Gas & Consumable Fuels 0.4%
Eni SpA	384,613	$6,234,988
Snam SpA	382,553	1,573,383

		7,808,371

Textiles, Apparel & Luxury Goods 0.1%
Luxottica Group SpA	25,782	1,385,691

Transportation Infrastructure 0.1%
Atlantia SpA	66,499	1,555,834

		34,004,513

JAPAN 23.8%
Air Freight & Logistics 0.1%
Yamato Holdings Co. Ltd.	54,500	1,104,771

Airlines 0.1%
ANA Holdings, Inc.	173,000	465,375
Japan Airlines Co. Ltd.	18,386	536,518

		1,001,893

Auto Components 0.8%
Aisin Seiki Co. Ltd.	29,400	1,272,121
Bridgestone Corp.	100,500	3,616,069
Denso Corp.	73,700	3,188,003
Koito Manufacturing Co. Ltd.	16,600	876,646
NGK Spark Plug Co. Ltd.	28,000	620,613
NOK Corp.	13,900	281,136
Stanley Electric Co. Ltd.	23,600	642,927
Sumitomo Electric Industries Ltd.	116,800	1,681,840
Sumitomo Rubber Industries Ltd.	26,000	411,381
Toyoda Gosei Co. Ltd.	8,700	203,051
Toyota Industries Corp.	25,600	1,217,159
Yokohama Rubber Co. Ltd. (The)	19,500	348,568

		14,359,514

Automobiles 2.4%
Fuji Heavy Industries Ltd.	93,700	3,817,751
Honda Motor Co. Ltd.	249,600	7,287,151
Isuzu Motors Ltd.	94,800	1,198,701
Mazda Motor Corp.	85,780	1,396,839
Mitsubishi Motors Corp.	109,899	624,733
Nissan Motor Co. Ltd.	376,600	3,777,729
Suzuki Motor Corp.	52,400	1,839,705
Toyota Motor Corp.	408,694	23,961,081
Yamaha Motor Co. Ltd. (c)	44,200	969,265

		44,872,955

Banks 2.0%
Aozora Bank Ltd.	171,000	604,187
Bank of Kyoto Ltd. (The)	51,000	378,041
Chiba Bank Ltd. (The)	114,000	698,835
Chugoku Bank Ltd. (The)	29,600	424,512
Concordia Financial Group Ltd.	188,200	905,642
Fukuoka Financial Group, Inc.	107,000	474,543
Hachijuni Bank Ltd. (The)	59,000	341,395
Hiroshima Bank Ltd. (The)	84,000	391,425

15

Statement of Investments (Continued)

December 31, 2016

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Banks (continued)
Japan Post Bank Co. Ltd.	66,200	$793,311
Kyushu Financial Group, Inc.	49,700	336,743
Mebuki Financial Group, Inc.	143,700	531,105
Mitsubishi UFJ Financial Group, Inc.	1,958,867	12,080,968
Mizuho Financial Group, Inc.	3,696,724	6,633,900
Resona Holdings, Inc.	341,200	1,748,656
Seven Bank Ltd.	91,900	262,777
Shinsei Bank Ltd.	244,000	408,296
Shizuoka Bank Ltd. (The)	82,000	688,188
Sumitomo Mitsui Financial Group, Inc.	206,753	7,873,769
Sumitomo Mitsui Trust Holdings, Inc.	50,540	1,808,256
Suruga Bank Ltd.	25,000	558,187
Yamaguchi Financial Group, Inc.	26,000	283,065

		38,225,801

Beverages 0.3%
Asahi Group Holdings Ltd.	58,300	1,835,582
Kirin Holdings Co. Ltd.	128,900	2,092,205
Suntory Beverage & Food Ltd.	20,700	857,427

		4,785,214

Building Products 0.3%
Asahi Glass Co. Ltd. (c)	160,000	1,085,545
Daikin Industries Ltd.	35,600	3,261,277
LIXIL Group Corp.	39,900	904,344
TOTO Ltd.	21,500	849,219

		6,100,385

Capital Markets 0.3%
Daiwa Securities Group, Inc.	252,400	1,554,211
Japan Exchange Group, Inc.	82,100	1,170,934
Nomura Holdings, Inc.	557,700	3,297,214
SBI Holdings, Inc.	36,290	461,098

		6,483,457

Chemicals 1.0%
Air Water, Inc.	22,000	396,302
Asahi Kasei Corp.	194,000	1,688,047
Daicel Corp.	46,800	514,521
Hitachi Chemical Co. Ltd.	14,100	351,743
JSR Corp.	31,000	487,951
Kaneka Corp.	44,000	357,893
Kansai Paint Co. Ltd.	36,500	671,369
Kuraray Co. Ltd. (c)	51,100	766,273
Mitsubishi Chemical Holdings Corp.	211,300	1,366,194
Mitsubishi Gas Chemical Co., Inc.	32,000	545,262
Mitsui Chemicals, Inc.	142,000	636,237
Nippon Paint Holdings Co. Ltd.	25,400	689,476
Nissan Chemical Industries Ltd.	18,900	630,008
Nitto Denko Corp.	25,300	1,936,996
Shin-Etsu Chemical Co. Ltd.	59,700	4,620,122
Sumitomo Chemical Co. Ltd.	235,000	1,113,977
Taiyo Nippon Sanso Corp.	20,000	231,042
Teijin Ltd.	27,000	545,554

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Chemicals (continued)
Toray Industries, Inc.	221,000	$1,784,692

		19,333,659

Commercial Services & Supplies 0.3%
Dai Nippon Printing Co. Ltd.	86,000	848,532
Park24 Co. Ltd.	14,900	403,482
Secom Co. Ltd.	31,700	2,316,132
Sohgo Security Services Co. Ltd.	10,900	418,383
Toppan Printing Co. Ltd.	82,000	781,887

		4,768,416

Construction & Engineering 0.2%
JGC Corp.	31,000	561,606
Kajima Corp.	139,000	960,089
Obayashi Corp.	96,600	922,274
Shimizu Corp.	84,000	766,749
Taisei Corp.	165,000	1,152,190

		4,362,908

Construction Materials 0.0%†
Taiheiyo Cement Corp.	192,000	605,308

Consumer Finance 0.1%
Acom Co. Ltd.*	59,900	261,566
AEON Financial Service Co. Ltd. (c)	14,600	258,597
Credit Saison Co. Ltd.	20,800	370,154

		890,317

Containers & Packaging 0.0%†
Toyo Seikan Group Holdings Ltd.	26,000	483,489

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc.	11,400	313,215

Diversified Financial Services 0.2%
Mitsubishi UFJ Lease & Finance Co. Ltd.	69,700	359,494
ORIX Corp.	198,500	3,089,505

		3,448,999

Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp.	106,028	4,463,266

Electric Utilities 0.3%
Chubu Electric Power Co., Inc.	95,900	1,334,485
Chugoku Electric Power Co., Inc. (The)	43,000	503,298
Hokuriku Electric Power Co.	26,300	294,167
Kansai Electric Power Co., Inc. (The)*	109,300	1,191,551
Kyushu Electric Power Co., Inc.	69,700	755,093
Tohoku Electric Power Co., Inc.	69,800	879,895
Tokyo Electric Power Co. Holdings, Inc.*	220,900	889,058

		5,847,547

Electrical Equipment 0.4%
Fuji Electric Co. Ltd.	75,000	387,277
Mabuchi Motor Co. Ltd.	8,000	415,713
Mitsubishi Electric Corp.	296,400	4,122,676

16

Statement of Investments (Continued)

December 31, 2016

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Electrical Equipment (continued)
Nidec Corp.	36,700	$3,159,528

		8,085,194

Electronic Equipment, Instruments & Components 1.2%
Alps Electric Co. Ltd.	29,600	711,228
Hamamatsu Photonics KK	21,700	569,957
Hirose Electric Co. Ltd.	4,790	592,359
Hitachi High-Technologies Corp.	11,200	450,469
Hitachi Ltd.	733,000	3,952,441
Keyence Corp.	7,011	4,797,274
Kyocera Corp.	48,200	2,389,782
Murata Manufacturing Co. Ltd.	29,400	3,925,979
Nippon Electric Glass Co. Ltd.	70,500	380,380
Omron Corp.	30,400	1,161,735
Shimadzu Corp.	39,000	619,592
TDK Corp.	18,600	1,275,369
Yaskawa Electric Corp. (c)	35,700	553,527
Yokogawa Electric Corp.	35,100	506,751

		21,886,843

Equity Real Estate Investment Trusts (REITs) 0.3%
Daiwa House REIT Investment Corp.	208	527,313
Japan Prime Realty Investment Corp.	130	512,891
Japan Real Estate Investment Corp.	195	1,064,954
Japan Retail Fund Investment Corp.	402	814,941
Nippon Building Fund, Inc. (c)	219	1,214,064
Nippon Prologis REIT, Inc.	249	509,173
Nomura Real Estate Master Fund, Inc.	617	933,848
United Urban Investment Corp. (c)	451	687,984

		6,265,168

Food & Staples Retailing 0.4%
Aeon Co. Ltd.	97,500	1,378,026
FamilyMart UNY Holdings Co. Ltd.	12,500	831,751
Lawson, Inc.	9,700	680,860
Seven & i Holdings Co. Ltd.	114,900	4,369,552
Sundrug Co. Ltd.	5,500	380,277
Tsuruha Holdings, Inc.	5,500	520,535

		8,161,001

Food Products 0.4%
Ajinomoto Co., Inc.	84,000	1,690,295
Calbee, Inc.	12,400	387,886
Kikkoman Corp.	23,000	733,844
MEIJI Holdings Co. Ltd.	17,080	1,336,139
NH Foods Ltd.	27,000	728,367
Nisshin Seifun Group, Inc.	31,723	475,334
Nissin Foods Holdings Co. Ltd.	9,700	508,801
Toyo Suisan Kaisha Ltd.	14,400	520,983
Yakult Honsha Co. Ltd.	13,600	629,223
Yamazaki Baking Co. Ltd.	22,000	424,148

		7,435,020

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Gas Utilities 0.2%
Osaka Gas Co. Ltd.	286,000	$1,097,400
Toho Gas Co. Ltd.	65,000	527,919
Tokyo Gas Co. Ltd.	305,000	1,376,813

		3,002,132

Health Care Equipment & Supplies 0.4%
CYBERDYNE, Inc.* (c)	15,100	212,926
Hoya Corp.	62,600	2,624,782
Olympus Corp.	43,900	1,512,564
Sysmex Corp.	23,600	1,363,595
Terumo Corp.	53,700	1,979,668

		7,693,535

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	28,300	467,430
Medipal Holdings Corp.	25,800	406,405
Miraca Holdings, Inc.	7,700	344,390
Suzuken Co. Ltd.	12,520	408,935

		1,627,160

Health Care Technology 0.0%†
M3, Inc.	29,100	731,604

Hotels, Restaurants & Leisure 0.1%
McDonald’s Holdings Co. Japan Ltd. (c)	9,326	243,958
Oriental Land Co. Ltd.	32,700	1,845,642

		2,089,600

Household Durables 0.7%
Casio Computer Co. Ltd.	36,200	510,171
Iida Group Holdings Co. Ltd.	21,000	398,102
Nikon Corp.	50,000	776,523
Panasonic Corp.	341,700	3,465,576
Rinnai Corp.	5,500	442,550
Sekisui Chemical Co. Ltd.	63,000	1,002,868
Sekisui House Ltd.	92,100	1,530,177
Sharp Corp.* (c)	227,000	525,224
Sony Corp.	192,800	5,387,205

		14,038,396

Household Products 0.1%
Lion Corp.	37,000	606,481
Unicharm Corp.	62,200	1,358,465

		1,964,946

Independent Power and Renewable Electricity Producers 0.0%†
Electric Power Development Co. Ltd.	23,000	527,886

Industrial Conglomerates 0.1%
Keihan Holdings Co. Ltd.	82,000	537,872
Seibu Holdings, Inc.	26,000	465,501
Toshiba Corp.*	609,000	1,471,066

		2,474,439

17

Statement of Investments (Continued)

December 31, 2016

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Insurance 0.7%
Dai-ichi Life Holdings, Inc.	168,500	$2,801,562
Japan Post Holdings Co. Ltd.	71,200	886,545
MS&AD Insurance Group Holdings, Inc.	77,441	2,398,159
Sompo Holdings, Inc.	52,850	1,784,814
Sony Financial Holdings, Inc.	23,700	369,446
T&D Holdings, Inc.	91,700	1,210,202
Tokio Marine Holdings, Inc.	104,500	4,278,552

		13,729,280

Internet & Direct Marketing Retail 0.1%
Rakuten, Inc.	138,900	1,360,921
Start Today Co. Ltd.	26,700	459,942

		1,820,863

Internet Software & Services 0.1%
DeNA Co. Ltd.	16,200	354,052
Kakaku.com, Inc. (c)	23,900	394,902
Mixi, Inc.	7,300	265,998
Yahoo Japan Corp.	217,900	834,549

		1,849,501

IT Services 0.2%
Fujitsu Ltd.	283,000	1,567,126
Nomura Research Institute Ltd.	21,505	653,571
NTT Data Corp.	19,500	942,077
Obic Co. Ltd.	9,400	409,990
Otsuka Corp.	8,400	391,812

		3,964,576

Leisure Products 0.2%
Bandai Namco Holdings, Inc.	31,300	861,531
Sankyo Co. Ltd.	6,700	216,019
Sega Sammy Holdings, Inc.	30,800	457,689
Shimano, Inc.	11,700	1,832,604
Yamaha Corp.	25,900	789,758

		4,157,601

Machinery 1.3%
Amada Holdings Co. Ltd.	49,100	547,002
FANUC Corp.	29,900	5,002,105
Hino Motors Ltd.	43,900	446,026
Hitachi Construction Machinery Co. Ltd.	14,700	317,798
Hoshizaki Corp.	7,600	601,686
IHI Corp.	234,000	606,036
JTEKT Corp.	35,900	572,454
Kawasaki Heavy Industries Ltd.	225,000	704,287
Komatsu Ltd.	140,100	3,173,286
Kubota Corp.	158,500	2,258,755
Kurita Water Industries Ltd.	17,200	378,412
Makita Corp.	17,500	1,169,331
Minebea Co. Ltd.	53,100	495,488
Mitsubishi Heavy Industries Ltd.	492,000	2,236,654
Nabtesco Corp.	18,900	438,121
NGK Insulators Ltd.	39,000	754,918

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Machinery (continued)
NSK Ltd.	67,400	$778,435
SMC Corp.	8,800	2,093,736
Sumitomo Heavy Industries Ltd.	77,000	494,429
THK Co. Ltd.	20,800	459,338

		23,528,297

Marine 0.1%
Mitsui OSK Lines Ltd. (c)	174,000	480,252
Nippon Yusen KK (c)	260,000	481,491

		961,743

Media 0.1%
Dentsu, Inc.	33,101	1,556,520
Hakuhodo DY Holdings, Inc.	33,400	411,260
Toho Co. Ltd.	18,500	521,865

		2,489,645

Metals & Mining 0.3%
Hitachi Metals Ltd.	30,000	403,902
JFE Holdings, Inc.	79,800	1,206,770
Kobe Steel Ltd.*	45,300	430,721
Maruichi Steel Tube Ltd.	9,000	292,466
Mitsubishi Materials Corp.	16,300	498,572
Nippon Steel & Sumitomo Metal Corp. (c)	121,044	2,680,985
Sumitomo Metal Mining Co. Ltd.	72,000	918,554

		6,431,970

Multiline Retail 0.2%
Don Quijote Holdings Co. Ltd.	18,200	671,677
Isetan Mitsukoshi Holdings Ltd.	53,960	581,022
J. Front Retailing Co. Ltd.	35,300	475,268
Marui Group Co. Ltd.	31,200	454,573
Ryohin Keikaku Co. Ltd.	3,800	743,787
Takashimaya Co. Ltd.	47,000	386,891

		3,313,218

Oil, Gas & Consumable Fuels 0.2%
Idemitsu Kosan Co. Ltd.	12,300	326,261
Inpex Corp. (c)	140,900	1,408,410
JX Holdings, Inc.	310,089	1,310,256
Showa Shell Sekiyu KK (c)	24,400	226,687
TonenGeneral Sekiyu KK	49,000	515,981

		3,787,595

Paper & Forest Products 0.0%†
Oji Holdings Corp.	130,000	528,658

Personal Products 0.3%
Kao Corp.	77,000	3,644,787
Kose Corp.	4,300	356,505
Pola Orbis Holdings, Inc. (c)	3,400	280,307
Shiseido Co. Ltd.	58,400	1,476,001

		5,757,600

18

Statement of Investments (Continued)

December 31, 2016

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Pharmaceuticals 1.3%
Astellas Pharma, Inc.	331,100	$4,593,467
Chugai Pharmaceutical Co. Ltd.	34,300	983,863
Daiichi Sankyo Co. Ltd.	94,200	1,923,492
Eisai Co. Ltd.	38,200	2,189,143
Hisamitsu Pharmaceutical Co., Inc.	9,400	469,501
Kyowa Hakko Kirin Co. Ltd.	39,300	542,080
Mitsubishi Tanabe Pharma Corp.	35,400	693,129
Ono Pharmaceutical Co. Ltd.	62,000	1,351,267
Otsuka Holdings Co. Ltd.	59,000	2,570,065
Santen Pharmaceutical Co. Ltd.	56,400	688,154
Shionogi & Co. Ltd.	45,800	2,188,917
Sumitomo Dainippon Pharma Co. Ltd.	26,100	447,989
Taisho Pharmaceutical Holdings Co. Ltd.	5,200	431,075
Takeda Pharmaceutical Co. Ltd.	108,500	4,501,235

		23,573,377

Professional Services 0.1%
Recruit Holdings Co. Ltd.	56,000	2,244,278

Real Estate Management & Development 0.8%
Aeon Mall Co. Ltd.	20,530	288,504
Daito Trust Construction Co. Ltd.	11,000	1,653,716
Daiwa House Industry Co. Ltd.	84,800	2,312,528
Hulic Co. Ltd. (c)	41,700	369,979
Mitsubishi Estate Co. Ltd.	189,000	3,754,423
Mitsui Fudosan Co. Ltd.	139,000	3,217,921
Nomura Real Estate Holdings, Inc.	21,000	356,369
Sumitomo Realty & Development Co. Ltd.	54,000	1,433,556
Tokyo Tatemono Co. Ltd.	34,100	455,251
Tokyu Fudosan Holdings Corp.	76,400	449,963

		14,292,210

Road & Rail 1.0%
Central Japan Railway Co.	21,800	3,579,334
East Japan Railway Co.	50,876	4,386,464
Hankyu Hanshin Holdings, Inc.	35,800	1,146,346
Keikyu Corp.	70,000	810,823
Keio Corp.	91,000	747,491
Keisei Electric Railway Co. Ltd.	20,000	484,278
Kintetsu Group Holdings Co. Ltd.	265,000	1,009,832
Nagoya Railroad Co. Ltd.	146,000	704,916
Nippon Express Co. Ltd.	123,000	660,420
Odakyu Electric Railway Co. Ltd.	46,000	908,958
Tobu Railway Co. Ltd.	153,000	758,479
Tokyu Corp.	168,000	1,232,812
West Japan Railway Co.	24,300	1,488,520

		17,918,673

Semiconductors & Semiconductor Equipment 0.2%
Rohm Co. Ltd.	14,200	814,696
Tokyo Electron Ltd.	24,200	2,275,996

		3,090,692

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Software 0.3%
Konami Holdings Corp. (c)	12,900	$520,622
LINE Corp.* (c)	6,700	228,729
Nexon Co. Ltd.	27,000	390,182
Nintendo Co. Ltd.	17,400	3,617,032
Oracle Corp. Japan	5,200	261,582
Trend Micro, Inc.	18,100	642,437

		5,660,584

Specialty Retail 0.3%
ABC-Mart, Inc.	5,000	282,859
Fast Retailing Co. Ltd.	8,200	2,927,623
Hikari Tsushin, Inc.	3,400	316,500
Nitori Holdings Co. Ltd.	12,300	1,402,384
Shimamura Co. Ltd.	3,600	448,858
USS Co. Ltd.	34,700	551,236
Yamada Denki Co. Ltd.	93,400	502,907

		6,432,367

Technology Hardware, Storage & Peripherals 0.6%
Brother Industries Ltd.	37,400	672,356
Canon, Inc.	163,600	4,607,332
FUJIFILM Holdings Corp.	65,500	2,480,210
Konica Minolta, Inc.	72,100	714,561
NEC Corp.	400,000	1,057,970
Ricoh Co. Ltd.	105,300	889,552
Seiko Epson Corp.	43,700	922,620

		11,344,601

Textiles, Apparel & Luxury Goods 0.0%†
Asics Corp. (c)	25,700	512,147

Tobacco 0.3%
Japan Tobacco, Inc.	168,100	5,517,654

Trading Companies & Distributors 0.9%
ITOCHU Corp.	231,700	3,067,885
Marubeni Corp.	252,200	1,426,462
MISUMI Group, Inc.	42,100	691,565
Mitsubishi Corp.	231,600	4,918,873
Mitsui & Co. Ltd.	261,900	3,588,637
Sumitomo Corp.	179,500	2,107,224
Toyota Tsusho Corp.	31,400	816,155

		16,616,801

Transportation Infrastructure 0.0%†
Japan Airport Terminal Co. Ltd.	5,900	213,191
Kamigumi Co. Ltd.	34,000	323,827
Mitsubishi Logistics Corp. (c)	18,000	253,770

		790,788

Wireless Telecommunication Services 1.2%
KDDI Corp.	280,200	7,075,885
NTT DOCOMO, Inc.	214,400	4,876,587
SoftBank Group Corp.	146,600	9,701,117

		21,653,589

		449,402,346

19

Statement of Investments (Continued)

December 31, 2016

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JERSEY 0.1%
Metals & Mining 0.1%
Randgold Resources Ltd.	14,351	$1,102,550

JORDAN 0.0%†
Pharmaceuticals 0.0%†
Hikma Pharmaceuticals plc	21,517	501,512

LUXEMBOURG 0.3%
Energy Equipment & Services 0.1%
Tenaris SA	73,905	1,319,243

Life Sciences Tools & Services 0.0%†
Eurofins Scientific SE	1,680	715,754

Media 0.1%
RTL Group SA	5,954	436,209
SES SA, FDR	54,829	1,206,392

		1,642,601

Metals & Mining 0.1%
ArcelorMittal*	280,446	2,060,580

Wireless Telecommunication Services 0.0%†
Millicom International Cellular SA, SDR	10,914	465,094

		6,203,272

MACAU 0.0%†
Hotels, Restaurants & Leisure 0.0%†
MGM China Holdings Ltd.	170,800	352,811
Wynn Macau Ltd. (c)	252,000	398,367

		751,178

MEXICO 0.0%†
Metals & Mining 0.0%†
Fresnillo plc	34,536	513,011

NETHERLANDS 4.4%
Banks 0.5%
ABN AMRO Group NV, CVA Reg. S (d)	43,145	955,306
ING Groep NV	591,692	8,330,286

		9,285,592

Beverages 0.2%
Heineken Holding NV	15,450	1,074,402
Heineken NV	34,968	2,620,429

		3,694,831

Chemicals 0.2%
Akzo Nobel NV	38,634	2,414,115
Koninklijke DSM NV	28,368	1,700,017

		4,114,132

Construction & Engineering 0.0%†
Boskalis Westminster	13,999	485,654

Diversified Financial Services 0.0%†
EXOR NV	17,309	744,407

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS (continued)
Diversified Telecommunication Services 0.1%
Koninklijke KPN NV (c)	518,689	$1,533,827

Food & Staples Retailing 0.2%
Koninklijke Ahold Delhaize NV*	196,810	4,145,408

Industrial Conglomerates 0.2%
Koninklijke Philips NV	145,483	4,447,694

Insurance 0.2%
Aegon NV	276,212	1,517,412
NN Group NV	47,417	1,605,185

		3,122,597

Media 0.1%
Altice NV, Class A*	58,877	1,165,168
Altice NV, Class B*	19,066	379,373

		1,544,541

Oil, Gas & Consumable Fuels 1.9%
Koninklijke Vopak NV	10,886	513,602
Royal Dutch Shell plc, Class A	663,084	18,303,465
Royal Dutch Shell plc, Class B	573,964	16,491,079

		35,308,146

Professional Services 0.2%
Randstad Holding NV	18,246	988,341
Wolters Kluwer NV	45,691	1,652,605

		2,640,946

Semiconductors & Semiconductor Equipment 0.6%
ASML Holding NV	56,104	6,287,599
NXP Semiconductors NV*	44,978	4,408,294

		10,695,893

Software 0.0%†
Gemalto NV	12,689	732,808

		82,496,476

NEW ZEALAND 0.2%
Construction Materials 0.1%
Fletcher Building Ltd.	109,145	801,970

Diversified Telecommunication Services 0.0%†
Spark New Zealand Ltd.	279,183	660,608

Electric Utilities 0.0%†
Contact Energy Ltd.	104,327	337,362
Mercury NZ Ltd.	95,982	197,182

		534,544

Health Care Providers & Services 0.0%†
Ryman Healthcare Ltd.	52,015	292,878

Independent Power and Renewable Electricity Producers 0.0%†
Meridian Energy Ltd.	219,079	395,205

Transportation Infrastructure 0.1%
Auckland International Airport Ltd.	154,162	668,678

		3,353,883

20

Statement of Investments (Continued)

December 31, 2016

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

NORWAY 0.7%
Banks 0.1%
DNB ASA	151,139	$2,243,704

Chemicals 0.1%
Yara International ASA	27,130	1,067,269

Diversified Telecommunication Services 0.1%
Telenor ASA	117,086	1,747,709

Food Products 0.1%
Marine Harvest ASA*	57,312	1,036,230
Orkla ASA	124,189	1,123,753

		2,159,983

Insurance 0.0%†
Gjensidige Forsikring ASA	31,893	505,619

Media 0.0%†
Schibsted ASA, Class A	12,647	289,455
Schibsted ASA, Class B	13,258	280,594

		570,049

Metals & Mining 0.1%
Norsk Hydro ASA	197,377	942,028

Oil, Gas & Consumable Fuels 0.2%
Statoil ASA	173,130	3,159,914

		12,396,275

PORTUGAL 0.1%
Electric Utilities 0.1%
EDP - Energias de Portugal SA	348,543	1,060,807

Food & Staples Retailing 0.0%†
Jeronimo Martins SGPS SA	39,441	611,715

Oil, Gas & Consumable Fuels 0.0%†
Galp Energia SGPS SA	67,873	1,011,867

		2,684,389

SINGAPORE 1.2%
Aerospace & Defense 0.0%†
Singapore Technologies Engineering Ltd.	254,900	566,156

Airlines 0.0%†
Singapore Airlines Ltd. (c)	85,266	568,033

Banks 0.5%
DBS Group Holdings Ltd.	267,200	3,187,921
Oversea-Chinese Banking Corp. Ltd.	477,100	2,930,179
United Overseas Bank Ltd.	201,300	2,828,043

		8,946,143

Capital Markets 0.0%†
Singapore Exchange Ltd. (c)	115,000	567,089

Distributors 0.0%†
Jardine Cycle & Carriage Ltd.	16,666	473,314

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,216,350	3,051,137

Common Stocks (continued)

	Shares	Market Value

SINGAPORE (continued)
Equity Real Estate Investment Trusts (REITs) 0.1%
Ascendas REIT	369,127	$577,109
CapitaLand Commercial Trust	336,800	343,122
CapitaLand Mall Trust	369,800	479,651
Suntec REIT	392,700	446,882

		1,846,764

Food Products 0.1%
Golden Agri-Resources Ltd.	1,253,612	371,165
Wilmar International Ltd.	273,294	675,161

		1,046,326

Hotels, Restaurants & Leisure 0.1%
Genting Singapore plc	997,396	620,778

Industrial Conglomerates 0.1%
Keppel Corp. Ltd.	221,300	880,761
Sembcorp Industries Ltd.	135,000	264,748

		1,145,509

Media 0.0%†
Singapore Press Holdings Ltd.	208,000	505,825

Real Estate Management & Development 0.1%
CapitaLand Ltd.	381,597	793,002
City Developments Ltd. (c)	61,600	351,537
Global Logistic Properties Ltd.	457,000	691,997
UOL Group Ltd.	82,400	339,700

		2,176,236

Road & Rail 0.0%†
ComfortDelGro Corp. Ltd.	306,900	521,507

Transportation Infrastructure 0.0%†
SATS Ltd.	103,400	345,954

Wireless Telecommunication Services 0.0%†
StarHub Ltd.	81,475	157,723

		22,538,494

SOUTH AFRICA 0.1%
Capital Markets 0.0%†
Investec plc	95,546	626,648

Health Care Providers & Services 0.0%†
Mediclinic International plc	59,525	565,422

Paper & Forest Products 0.1%
Mondi plc	55,763	1,138,806

		2,330,876

SPAIN 3.1%
Banks 1.2%
Banco Bilbao Vizcaya Argentaria SA	1,013,456	6,829,604
Banco de Sabadell SA	813,135	1,129,912
Banco Popular Espanol SA(c)	500,209	481,950
Banco Santander SA	2,236,158	11,633,097
Bankia SA	721,581	735,323

21

Statement of Investments (Continued)

December 31, 2016

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SPAIN (continued)
Banks (continued)
Bankinter SA	102,841	$795,317
CaixaBank SA	502,013	1,654,523

		23,259,726

Biotechnology 0.1%
Grifols SA	48,020	953,263

Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	30,452	960,991
Ferrovial SA	78,785	1,405,071

		2,366,062

Diversified Telecommunication Services 0.4%
Telefonica SA	713,044	6,583,077

Electric Utilities 0.4%
Endesa SA	48,333	1,022,150
Iberdrola SA	829,767	5,433,216
Red Electrica Corp. SA	58,371	1,099,719

		7,555,085

Food & Staples Retailing 0.0%†
Distribuidora Internacional de Alimentacion SA	103,532	507,781

Gas Utilities 0.1%
Enagas SA	26,793	679,021
Gas Natural SDG SA	52,112	980,398

		1,659,419

Insurance 0.0%†
Mapfre SA	190,679	580,827

IT Services 0.2%
Amadeus IT Group SA	66,833	3,031,153

Machinery 0.0%†
Zardoya Otis SA	31,801	268,363

Oil, Gas & Consumable Fuels 0.1%
Repsol SA	170,209	2,391,971

Specialty Retail 0.3%
Industria de Diseno Textil SA	167,552	5,707,820

Transportation Infrastructure 0.2%
Abertis Infraestructuras SA	97,819	1,366,678
Aena SA Reg. S(d)	10,753	1,465,000

		2,831,678

		57,696,225

SWEDEN 2.8%
Banks 0.8%
Nordea Bank AB	467,562	5,180,879
Skandinaviska Enskilda Banken AB, Class A	230,584	2,409,647
Svenska Handelsbanken AB, Class A	230,792	3,196,575

Common Stocks (continued)

	Shares	Market Value

SWEDEN (continued)
Banks (continued)
Swedbank AB, Class A	139,325	$3,356,965

		14,144,066

Building Products 0.2%
Assa Abloy AB, Class B	153,612	2,842,380

Commercial Services & Supplies 0.0%†
Securitas AB, Class B	49,050	769,391

Communications Equipment 0.1%
Telefonaktiebolaget LM Ericsson, Class B	471,781	2,765,095

Construction & Engineering 0.1%
Skanska AB, Class B	53,413	1,257,576

Diversified Financial Services 0.2%
Industrivarden AB, Class C	24,425	454,249
Investor AB, Class B	68,896	2,567,075
Kinnevik AB, Class B*	36,035	860,702
L E Lundbergforetagen AB, Class B	5,825	356,627

		4,238,653

Diversified Telecommunication Services 0.1%
Telia Co. AB	413,275	1,660,206

Electronic Equipment, Instruments & Components 0.1%
Hexagon AB, Class B	38,466	1,370,003

Food & Staples Retailing 0.0%†
ICA Gruppen AB	13,194	401,597

Health Care Equipment & Supplies 0.0%†
Getinge AB, Class B	29,910	479,248

Household Durables 0.1%
Electrolux AB Series B	37,400	926,063
Husqvarna AB, Class B	66,299	514,420

		1,440,483

Household Products 0.1%
Svenska Cellulosa AB SCA, Class B	91,786	2,583,457

Machinery 0.6%
Alfa Laval AB	42,275	697,342
Atlas Copco AB, Class A	101,456	3,077,827
Atlas Copco AB, Class B	59,704	1,623,200
Sandvik AB	163,894	2,021,808
SKF AB, Class B	59,478	1,090,599
Volvo AB, Class B	235,692	2,743,929

		11,254,705

Metals & Mining 0.1%
Boliden AB	42,697	1,109,055

Oil, Gas & Consumable Fuels 0.0%†
Lundin Petroleum AB*	30,920	670,087

Specialty Retail 0.2%
Hennes & Mauritz AB, Class B	146,070	4,049,223

22

Statement of Investments (Continued)

December 31, 2016

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWEDEN (continued)
Tobacco 0.1%
Swedish Match AB	28,399	$901,043

Wireless Telecommunication Services 0.0%†
Tele2 AB, Class B	52,911	423,076

		52,359,344

SWITZERLAND 9.1%
Beverages 0.0%†
Coca-Cola HBC AG*	28,376	617,895

Biotechnology 0.2%
Actelion Ltd. REG*	14,866	3,212,670

Building Products 0.1%
Geberit AG REG	5,847	2,340,886

Capital Markets 0.8%
Credit Suisse Group AG REG*	304,327	4,349,147
Julius Baer Group Ltd.*	34,592	1,532,485
Partners Group Holding AG	2,661	1,245,715
UBS Group AG REG	559,173	8,742,928

		15,870,275

Chemicals 0.6%
EMS-Chemie Holding AG REG	1,189	603,811
Givaudan SA REG	1,397	2,556,751
Sika AG	336	1,612,080
Syngenta AG REG	14,158	5,593,867

		10,366,509

Construction Materials 0.2%
LafargeHolcim Ltd. REG*	69,789	3,663,370

Diversified Financial Services 0.0%†
Pargesa Holding SA (Bearer)	5,247	341,051

Diversified Telecommunication Services 0.1%
Swisscom AG REG	4,088	1,827,313

Electrical Equipment 0.3%
ABB Ltd. REG*	288,559	6,071,779

Food Products 2.0%
Aryzta AG*	13,622	599,045
Barry Callebaut AG REG*	306	373,846
Chocoladefabriken Lindt & Spruengli AG REG	15	911,329
Chocoladefabriken Lindt & Spruengli AG	150	776,166
Nestle SA REG	477,039	34,173,923

		36,834,309

Health Care Equipment & Supplies 0.1%
Sonova Holding AG REG	8,322	1,006,876

Insurance 0.7%
Baloise Holding AG REG	7,905	994,725
Swiss Life Holding AG REG*	4,952	1,398,836
Swiss Re AG	49,674	4,699,802
Zurich Insurance Group AG*	22,922	6,299,420

		13,392,783

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Life Sciences Tools & Services 0.1%
Lonza Group AG REG*	8,220	$1,420,656

Machinery 0.1%
Schindler Holding AG REG	3,325	580,373
Schindler Holding AG - Participation Certificate	6,669	1,174,500

		1,754,873

Marine 0.1%
Kuehne + Nagel International AG REG	8,311	1,097,041

Metals & Mining 0.3%
Glencore plc*	1,875,572	6,337,341

Pharmaceuticals 2.6%
Galenica AG REG	597	672,729
Novartis AG REG	341,747	24,853,038
Roche Holding AG	107,521	24,509,688

		50,035,455

Professional Services 0.2%
Adecco Group AG REG	25,407	1,658,488
SGS SA REG	829	1,684,332

		3,342,820

Real Estate Management & Development 0.0%†
Swiss Prime Site AG REG*	10,956	896,492

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics NV	101,439	1,149,755

Specialty Retail 0.0%†
Dufry AG REG*	7,142	888,993

Textiles, Apparel & Luxury Goods 0.4%
Cie Financiere Richemont SA REG	79,893	5,280,173
Swatch Group AG (The) REG	7,758	473,458
Swatch Group AG (The) (c)	4,624	1,435,116

		7,188,747

Trading Companies & Distributors 0.1%
Wolseley plc	38,674	2,360,900

		172,018,789

UNITED KINGDOM 15.5%
Aerospace & Defense 0.4%
BAE Systems plc	489,918	3,563,442
Cobham plc	287,014	577,886
Meggitt plc	115,356	651,438
Rolls-Royce Holdings plc*	278,850	2,290,335
Rolls-Royce Holdings plc* (a)	12,827,100	15,808

		7,098,909

Air Freight & Logistics 0.0%†
Royal Mail plc	136,869	778,017

Airlines 0.1%
easyJet plc	24,153	298,759
International Consolidated Airlines Group SA	126,427	681,080

		979,839

23

Statement of Investments (Continued)

December 31, 2016

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Auto Components 0.1%
GKN plc	258,625	$1,054,129

Automobiles 0.1%
Fiat Chrysler Automobiles NV	137,308	1,249,067

Banks 2.4%
Barclays plc	2,612,266	7,168,966
HSBC Holdings plc	3,049,114	24,602,127
Lloyds Banking Group plc	9,854,803	7,567,283
Royal Bank of Scotland Group plc*	560,255	1,548,071
Standard Chartered plc*	509,623	4,155,935

		45,042,382

Beverages 0.6%
Coca-Cola European Partners plc	32,416	1,023,089
Diageo plc	384,653	9,981,689

		11,004,778

Capital Markets 0.3%
3i Group plc	150,379	1,300,838
Aberdeen Asset Management plc	134,455	425,118
Hargreaves Lansdown plc	39,671	590,319
London Stock Exchange Group plc	50,068	1,789,486
NEX Group plc	23	131
Schroders plc	20,990	770,920
TP ICAP plc	31,820	169,920

		5,046,732

Chemicals 0.1%
Croda International plc	21,133	831,152
Johnson Matthey plc	28,643	1,120,722

		1,951,874

Commercial Services & Supplies 0.1%
Babcock International Group plc	38,889	456,145
G4S plc	226,531	654,760

		1,110,905

Consumer Finance 0.0%†
Provident Financial plc	22,171	775,372

Diversified Telecommunication Services 0.3%
BT Group plc	1,292,472	5,834,609
Inmarsat plc	72,335	669,287

		6,503,896

Electric Utilities 0.2%
SSE plc	154,838	2,956,487

Energy Equipment & Services 0.0%†
Petrofac Ltd.	36,660	392,321

Equity Real Estate Investment Trusts (REITs) 0.2%
British Land Co. plc (The)	147,728	1,146,444
Hammerson plc	114,740	808,636
Intu Properties plc	137,828	477,397
Land Securities Group plc	116,573	1,531,435

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Equity Real Estate Investment Trusts (REITs) (continued)
Segro plc	132,471	$749,258

		4,713,170

Food & Staples Retailing 0.3%
J Sainsbury plc	249,810	767,778
Tesco plc*	1,236,309	3,152,339
Wm Morrison Supermarkets plc	338,824	962,356

		4,882,473

Food Products 0.1%
Associated British Foods plc	53,578	1,807,833
Tate & Lyle plc	70,114	610,177

		2,418,010

Health Care Equipment & Supplies 0.1%
Smith & Nephew plc	136,339	2,046,342

Hotels, Restaurants & Leisure 0.4%
Compass Group plc	252,511	4,666,797
InterContinental Hotels Group plc	28,280	1,264,516
Merlin Entertainments plc Reg. S (d)	113,594	627,095
Whitbread plc	27,464	1,277,575
William Hill plc	131,554	469,878

		8,305,861

Household Durables 0.2%
Barratt Developments plc	162,348	922,967
Berkeley Group Holdings plc	19,317	667,767
Persimmon plc	45,613	995,168
Taylor Wimpey plc	482,860	910,714

		3,496,616

Household Products 0.4%
Reckitt Benckiser Group plc	96,606	8,183,299

Industrial Conglomerates 0.1%
DCC plc	13,262	985,778
Smiths Group plc	62,259	1,083,750

		2,069,528

Insurance 1.1%
Admiral Group plc	32,188	723,878
Aviva plc	625,620	3,726,587
Direct Line Insurance Group plc	210,395	957,539
Legal & General Group plc	929,490	2,831,577
Old Mutual plc	756,337	1,928,637
Prudential plc	393,918	7,861,610
RSA Insurance Group plc	154,943	1,117,343
St James’s Place plc	80,368	1,002,493
Standard Life plc	294,055	1,346,534

		21,496,198

Internet Software & Services 0.0%†
Auto Trader Group plc Reg. S (d)	162,233	815,631

IT Services 0.0%†
Worldpay Group plc Reg. S (d)	274,176	910,289

24

Statement of Investments (Continued)

December 31, 2016

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Machinery 0.1%
CNH Industrial NV	155,207	$1,346,731
IMI plc	38,491	492,253
Weir Group plc (The)	34,959	812,420

		2,651,404

Media 0.5%
ITV plc	542,061	1,376,296
Pearson plc	122,697	1,231,097
Sky plc	156,152	1,903,639
WPP plc	199,136	4,431,458

		8,942,490

Metals & Mining 0.7%
Anglo American plc*	216,066	3,052,764
Rio Tinto Ltd.	64,133	2,747,528
Rio Tinto plc	191,511	7,311,507

		13,111,799

Multiline Retail 0.1%
Marks & Spencer Group plc	247,437	1,065,881
Next plc	21,640	1,327,520

		2,393,401

Multi-Utilities 0.5%
Centrica plc	852,507	2,455,258
National Grid plc	576,316	6,733,531

		9,188,789

Oil, Gas & Consumable Fuels 1.0%
BP plc	2,879,229	18,033,846

Personal Products 1.0%
Unilever NV, CVA	248,745	10,218,155
Unilever plc	197,192	7,974,417

		18,192,572

Pharmaceuticals 1.3%
AstraZeneca plc	194,372	10,614,219
GlaxoSmithKline plc	746,838	14,345,642

		24,959,861

Professional Services 0.4%
Capita plc	100,808	659,142
Intertek Group plc	25,249	1,082,123
RELX NV	152,943	2,572,482
RELX plc	168,084	2,995,342

		7,309,089

Software 0.1%
Sage Group plc (The)	165,677	1,335,527

Specialty Retail 0.1%
Dixons Carphone plc	152,035	664,011
Kingfisher plc	341,654	1,471,978

		2,135,989

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Textiles, Apparel & Luxury Goods 0.1%
Burberry Group plc	67,310	$1,240,451

Tobacco 1.2%
British American Tobacco plc	285,499	16,180,777
Imperial Brands plc	147,321	6,420,328

		22,601,105

Trading Companies & Distributors 0.2%
Ashtead Group plc	76,168	1,480,735
Bunzl plc	50,438	1,309,437
Travis Perkins plc	38,663	691,148

		3,481,320

Water Utilities 0.1%
Severn Trent plc	34,668	947,434
United Utilities Group plc	107,733	1,194,145

		2,141,579

Wireless Telecommunication Services 0.5%
Vodafone Group plc	4,079,909	10,040,165

		293,041,512

UNITED STATES 0.6%
Biotechnology 0.4%
Shire plc	138,691	7,919,151

Hotels, Restaurants & Leisure 0.1%
Carnival plc	30,036	1,521,907

Life Sciences Tools & Services 0.0%†
QIAGEN NV*	32,927	922,724

Pharmaceuticals 0.0%†
Taro Pharmaceutical Industries Ltd.* (c)	2,277	239,700

Software 0.1%
Mobileye NV*	26,274	1,001,565

		11,605,047

Total Common Stocks (cost $1,713,306,747)		1,852,047,150

Preferred Stocks 0.6%
GERMANY 0.6%
Auto Components 0.0%†
Schaeffler AG-Preference Shares	24,868	366,957

Automobiles 0.3%
Bayerische Motoren Werke AG-Preference Shares	8,186	625,166
Porsche Automobil Holding SE-Preference Shares	23,277	1,264,406
Volkswagen AG-Preference Shares	28,623	4,004,846

		5,894,418

Chemicals 0.1%
FUCHS PETROLUB SE-Preference Shares	11,312	473,852

25

Statement of Investments (Continued)

December 31, 2016

NVIT International Index Fund (Continued)

Preferred Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Household Products 0.2%
Henkel AG & Co. KGaA-Preference Shares	27,323	$3,252,524

Total Preferred Stocks (cost $9,081,994)		9,987,751

Rights 0.0%†

	Number of Rights

SPAIN 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Repsol SA, expiring at an exercise price of $0.00 on 1/6/2017*	170,209	63,068

Total Rights (cost $62,670)		63,068

Repurchase Agreements 1.1%

	Principal Amount

Bank of America NA, 0.50%, dated 12/30/16, due 01/03/17, repurchase price $5,000,278, collateralized by U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $5,100,000. (e)(f)	$5,000,000	5,000,000
BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $5,000,272, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 01/05/17-08/01/46; total market value $5,100,000. (e)(f)	5,000,000	5,000,000
ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $11,521,353, collateralized by U.S. Government Agency Securities, ranging from 2.24% - 4.00%, maturing 11/01/26 - 05/01/46; total market value $11,751,127. (e)(f)	11,520,713	11,520,713

Total Repurchase Agreements (cost $21,520,713)		$ 21,520,713

Market Value

Total Investments (cost $1,743,972,124) (g) — 99.7%	$1,883,618,682

Other assets in excess of liabilities — 0.3%	6,074,860

NET ASSETS — 100.0%	$1,889,693,542

*	Denotes a non-income producing security.

(a)	Fair valued security.

(b)	Illiquid security (unaudited).

(c)	The security or a portion of this security is on loan at December 31, 2016. The total value of securities on loan at December 31, 2016 was $17,720,074, which was collateralized by repurchase agreements with a total value of $21,520,713 and $1,873,630 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 4.63%, and maturity dates ranging from 05/31/18 - 05/15/45 a total value of $23,394,343.

(d)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2016 was $9,064,384 which represents 0.48% of net assets.

(e)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2016 was $21,520,713.

(f)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(g)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

Abp	Public Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

BM	Limited Liability

26

Statement of Investments (Continued)

December 31, 2016

NVIT International Index Fund (Continued)

CDI	Clearing House Electronic Subregister System (CHESS) Depository Interest

CVA	Dutch Certificate

FDR	Fiduciary Depositary Receipt

KGaA	Limited Partnership with shares

KK	Joint Stock Company

Ltd.	Limited

NA	National Association

NV	Public Traded Company

OYJ	Public Traded Company

plc	Public Limited Company

REG	Registered Shares

Reg.S	Regulation S - Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.
REIT	Real Estate Investment Trust

SA	Stock Company

SCA	Limited partnership with share capital

SDR	Swedish Depository Receipts

SE	European Public Limited Liability Company

SGPS	Holding Enterprise

SpA	Limited Share Company

At December 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
281	DJ Euro Stoxx 50	03/17/17	$9,693,190	$218,500
75	FTSE 100 Index	03/17/17	6,516,315	130,442
81	SGX Nikkei 225 Index	03/09/17	6,608,214	173,790
35	SPI 200 Index	03/16/17	3,555,660	61,741

			$26,373,379	$584,473

DJ	Dow Jones

FTSE	Financial Times Stock Exchange

SGX	Singapore Exchange

SPI	Share Price Index

At December 31, 2016, the Fund had $1,458,405 segregated in foreign currency as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

27

Statement of Assets and Liabilities

December 31, 2016

NVIT International Index Fund
Assets:
Investments, at value* (cost $1,722,451,411)	$1,862,097,969
Repurchase agreements, at value (cost $21,520,713)	21,520,713

Total Investments, at value (total cost $1,743,972,124)	1,883,618,682

Cash	1,840,375
Deposits with broker for futures contracts	1,458,405
Foreign currencies, at value (cost $21,908,570)	21,503,746
Interest and dividends receivable	1,911,854
Security lending income receivable	48,696
Receivable for investments sold	860,081
Receivable for capital shares issued	277,979
Reclaims receivable	1,942,290
Prepaid expenses	3,233

Total Assets	1,913,465,341

Liabilities:
Payable for investments purchased	634,113
Payable for capital shares redeemed	936,005
Payable for variation margin on futures contracts	94,230
Payable upon return of securities loaned (Note 2)	21,520,713
Accrued expenses and other payables:
Investment advisory fees	376,372
Fund administration fees	46,517
Distribution fees	21,261
Administrative servicing fees	20,696
Accounting and transfer agent fees	13,662
Custodian fees	11,298
Compliance program costs (Note 3)	1,972
Professional fees	71,883
Printing fees	12,067
Other	11,010

Total Liabilities	23,771,799

Net Assets	$1,889,693,542

Represented by:
Capital	$1,921,011,087
Accumulated distributions in excess of net investment income	(1,351,403)
Accumulated net realized losses from investments, futures, and foreign currency transactions	(169,698,741)
Net unrealized appreciation/(depreciation) from investments	139,646,558
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	584,473
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(498,432)

Net Assets	$1,889,693,542

*	Includes value of securities on loan of $17,720,074 (Note 2).

28

Statement of Assets and Liabilities (Continued)

December 31, 2016

NVIT International Index Fund
Net Assets:
Class I Shares	$85,775,861
Class II Shares	9,213,339
Class VIII Shares	58,248,441
Class Y Shares	1,736,455,901

Total	$1,889,693,542

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	10,047,724
Class II Shares	1,079,329
Class VIII Shares	6,855,638
Class Y Shares	203,129,259

Total	221,111,950

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.54
Class II Shares	$8.54
Class VIII Shares	$8.50
Class Y Shares	$8.55

The accompanying notes are an integral part of these financial statements.

29

Statement of Operations

For the Year Ended December 31, 2016

NVIT International Index Fund
INVESTMENT INCOME:
Dividend income	$63,625,504
Income from securities lending (Note 2)	1,261,463
Interest income	10,096
Foreign tax withholding	(4,913,926)

Total Income	59,983,137

EXPENSES:
Investment advisory fees	4,328,846
Fund administration fees	533,848
Distribution fees Class II Shares	23,265
Distribution fees Class VIII Shares	219,052
Administrative servicing fees Class I Shares	100,509
Administrative servicing fees Class II Shares	13,959
Administrative servicing fees Class VIII Shares	82,145
Professional fees	163,908
Printing fees	17,591
Trustee fees	55,342
Custodian fees	73,013
Accounting and transfer agent fees	76,429
Compliance program costs (Note 3)	7,944
Other	135,221

Total Expenses	5,831,072

NET INVESTMENT INCOME	54,152,065

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(4,365,592)
Net realized gains from futures transactions (Note 2)	1,942,367
Net realized losses from foreign currency transactions (Note 2)	(827,061)

Net realized losses from investments, futures, and foreign currency transactions	(3,250,286)

Net change in unrealized appreciation/(depreciation) from investments	(26,023,955)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	300,120
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(368,517)

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	(26,092,352)

Net realized/unrealized losses from investments, futures, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(29,342,638)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$24,809,427

The accompanying notes are an integral part of these financial statements.

30

Statements of Changes in Net Assets

	NVIT International Index Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$54,152,065	$50,236,506
Net realized losses from investments, futures, and foreign currency transactions	(3,250,286)	(2,740,268)
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	(26,092,352)	(65,432,355)

Change in net assets resulting from operations	24,809,427	(17,936,117)

Distributions to Shareholders From:
Net investment income:
Class I	(2,311,230)	(1,045,955)
Class II	(228,042)	(261,907)
Class VIII	(1,370,068)	(1,117,715)
Class Y	(50,019,960)	(43,578,268)

Change in net assets from shareholder distributions	(53,929,300)	(46,003,845)

Change in net assets from capital transactions	94,307,841	167,438,579

Change in net assets	65,187,968	103,498,617

Net Assets:
Beginning of year	1,824,505,574	1,721,006,957

End of year	$1,889,693,542	$1,824,505,574

Accumulated distributions in excess of net investment income at end of year	$(1,351,403)	$(1,027,883)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$44,449,228	$58,329,890
Dividends reinvested	2,311,230	1,045,955
Cost of shares redeemed	(17,617,361)	(14,969,332)

Total Class I Shares	29,143,097	44,406,513

Class II Shares
Proceeds from shares issued	1,258,705	3,566,469
Dividends reinvested	228,042	261,907
Cost of shares redeemed	(3,903,700)	(3,605,918)

Total Class II Shares	(2,416,953)	222,458

Class VIII Shares
Proceeds from shares issued	8,366,404	19,168,267
Dividends reinvested	1,370,068	1,117,715
Cost of shares redeemed	(5,170,835)	(6,623,343)

Total Class VIII Shares	4,565,637	13,662,639

Class Y Shares
Proceeds from shares issued	107,648,742	225,465,491
Dividends reinvested	50,019,960	43,578,268
Cost of shares redeemed	(94,652,642)	(159,896,790)

Total Class Y Shares	63,016,060	109,146,969

Change in net assets from capital transactions	$94,307,841	$167,438,579

31

Statements of Changes in Net Assets (Continued)

	NVIT International Index Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	5,198,713	6,393,827
Reinvested	267,038	121,952
Redeemed	(2,083,677)	(1,584,120)

Total Class I Shares	3,382,074	4,931,659

Class II Shares
Issued	148,318	392,410
Reinvested	26,340	30,513
Redeemed	(466,130)	(384,986)

Total Class II Shares	(291,472)	37,937

Class VIII Shares
Issued	992,953	2,049,728
Reinvested	158,977	130,816
Redeemed	(612,654)	(715,689)

Total Class VIII Shares	539,276	1,464,855

Class Y Shares
Issued	12,901,600	23,770,599
Reinvested	5,764,741	5,072,577
Redeemed	(10,807,113)	(16,599,161)

Total Class Y Shares	7,859,228	12,244,015

Total change in shares	11,489,106	18,678,466

The accompanying notes are an integral part of these financial statements.

32

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT International Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Year Ended December 31, 2016	$8.70	0.24	(0.16)	0.08	(0.24)	(0.24)	–	$8.54	0.92%		$85,775,861	0.45%	2.76%	0.45%	4.88%
Year Ended December 31, 2015	$9.02	0.22	(0.31)	(0.09)	(0.23)	(0.23)	–	$8.70	(0.96%	)	$57,974,996	0.45%	2.40%	0.45%	4.35%
Period Ended December 31, 2014 (f)	$10.01	0.23	(1.01)	(0.78)	(0.21)	(0.21)	–	$9.02	(7.83%	)	$15,638,520	0.44%	2.32%	0.44%	3.98%

Class II Shares
Year Ended December 31, 2016	$8.69	0.23	(0.16)	0.07	(0.22)	(0.22)	–	$8.54	0.75%		$9,213,339	0.70%	2.66%	0.70%	4.88%
Year Ended December 31, 2015	$9.00	0.23	(0.35)	(0.12)	(0.19)	(0.19)	–	$8.69	(1.26%	)	$11,918,143	0.67%	2.47%	0.67%	4.35%
Year Ended December 31, 2014	$9.89	0.34	(0.94)	(0.60)	(0.29)	(0.29)	–	$9.00	(6.12%	)	$11,995,318	0.70%	3.46%	0.70%	3.98%
Year Ended December 31, 2013	$8.37	0.21	1.57	1.78	(0.26)	(0.26)	–	$9.89	21.36%		$16,662,095	0.70%	2.27%	0.70%	5.67%
Year Ended December 31, 2012	$7.25	0.24	1.08	1.32	(0.20)	(0.20)	–	$8.37	18.29%		$12,451,393	0.71%	3.03%	0.72%	8.67%

Class VIII Shares
Year Ended December 31, 2016	$8.66	0.21	(0.16)	0.05	(0.21)	(0.21)	–	$8.50	0.52%		$58,248,441	0.85%	2.44%	0.85%	4.88%
Year Ended December 31, 2015	$8.97	0.21	(0.34)	(0.13)	(0.18)	(0.18)	–	$8.66	(1.39%	)	$54,681,371	0.84%	2.24%	0.84%	4.35%
Year Ended December 31, 2014	$9.86	0.27	(0.87)	(0.60)	(0.29)	(0.29)	–	$8.97	(6.19%	)	$43,497,497	0.85%	2.83%	0.85%	3.98%
Year Ended December 31, 2013	$8.36	0.19	1.55	1.74	(0.24)	(0.24)	–	$9.86	21.01%		$36,745,163	0.85%	2.09%	0.85%	5.67%
Year Ended December 31, 2012	$7.24	0.20	1.11	1.31	(0.19)	(0.19)	–	$8.36	18.21%		$23,542,464	0.86%	2.62%	0.87%	8.67%

Class Y Shares
Year Ended December 31, 2016	$8.71	0.26	(0.17)	0.09	(0.25)	(0.25)	–	$8.55	1.03%		$1,736,455,901	0.30%	3.00%	0.30%	4.88%
Year Ended December 31, 2015	$9.01	0.26	(0.33)	(0.07)	(0.23)	(0.23)	–	$8.71	(0.74%	)	$1,699,931,064	0.30%	2.79%	0.30%	4.35%
Year Ended December 31, 2014	$9.91	0.34	(0.90)	(0.56)	(0.34)	(0.34)	–	$9.01	(5.76%	)	$1,649,875,622	0.30%	3.42%	0.30%	3.98%
Year Ended December 31, 2013	$8.39	0.25	1.56	1.81	(0.29)	(0.29)	–	$9.91	21.72%		$1,650,757,852	0.30%	2.73%	0.30%	5.67%
Year Ended December 31, 2012	$7.26	0.25	1.12	1.37	(0.24)	(0.24)	–	$8.39	18.89%		$1,476,483,428	0.31%	3.26%	0.32%	8.67%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

33

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT International Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund of funds, such as the NVIT Investor Destinations Funds and NVIT Flexible Moderate Growth Fund.

The Fund currently offers Class I, Class II, Class VIII, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a diversified fund as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

34

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

35

Notes to Financial Statements (Continued)

December 31, 2016

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$20,840,008	$—	$20,840,008
Air Freight & Logistics	—	7,198,061	—	7,198,061
Airlines	276,007	3,485,139	—	3,761,146
Auto Components	—	24,444,387	—	24,444,387
Automobiles	—	67,445,488	—	67,445,488
Banks	—	232,641,244	—	232,641,244
Beverages	12,362,045	26,869,398	—	39,231,443
Biotechnology	—	18,570,656	—	18,570,656
Building Products	—	14,790,736	—	14,790,736
Capital Markets	169,920	42,803,296	—	42,973,216
Chemicals	—	72,613,493	—	72,613,493
Commercial Services & Supplies	—	10,932,345	—	10,932,345
Communications Equipment	—	7,132,793	—	7,132,793
Construction & Engineering	—	16,283,378	—	16,283,378
Construction Materials	—	13,739,363	—	13,739,363
Consumer Finance	—	1,665,689	—	1,665,689
Containers & Packaging	—	2,369,059	—	2,369,059
Distributors	—	473,314	—	473,314
Diversified Consumer Services	—	313,215	—	313,215
Diversified Financial Services	—	13,289,213	—	13,289,213
Diversified Telecommunication Services	—	54,207,767	—	54,207,767
Electric Utilities	—	31,790,465	—	31,790,465
Electrical Equipment	—	26,094,747	—	26,094,747
Electronic Equipment, Instruments & Components	—	23,932,632	—	23,932,632
Energy Equipment & Services	—	3,441,585	—	3,441,585
Equity Real Estate Investment Trusts (REITs)	—	33,236,427	—	33,236,427
Food & Staples Retailing	—	31,313,144	—	31,313,144
Food Products	1,765,074	56,583,172	—	58,348,246
Gas Utilities	—	7,818,464	—	7,818,464
Health Care Equipment & Supplies	—	17,114,831	—	17,114,831
Health Care Providers & Services	—	12,633,247	—	12,633,247
Health Care Technology	—	731,604	—	731,604
Hotels, Restaurants & Leisure	453,229	24,979,665	—	25,432,894
Household Durables	—	20,167,327	—	20,167,327
Household Products	—	14,419,877	—	14,419,877
Independent Power and Renewable Electricity Producers	—	923,091	—	923,091
Industrial Conglomerates	2,066,238	29,552,687	—	31,618,925
Insurance	—	103,629,944	—	103,629,944
Internet & Direct Marketing Retail	—	2,319,707	—	2,319,707
Internet Software & Services	—	3,392,979	—	3,392,979
IT Services	—	12,072,334	—	12,072,334
Leisure Products	—	4,157,601	—	4,157,601
Life Sciences Tools & Services	—	3,059,134	—	3,059,134
Machinery	—	46,184,520	—	46,184,520
Marine	—	4,486,206	—	4,486,206
Media	—	21,513,165	—	21,513,165
Metals & Mining	—	53,073,244	—	53,073,244

36

Notes to Financial Statements (Continued)

December 31, 2016

	Level 1	Level 2	Level 3	Total
Assets (continued)
Common Stocks (continued)
Multiline Retail	$—	$5,992,138	$—	$5,992,138
Multi-Utilities	738,221	19,519,510	—	20,257,731
Oil, Gas & Consumable Fuels	—	98,113,835	—	98,113,835
Paper & Forest Products	—	4,574,719	—	4,574,719
Personal Products	—	32,372,554	—	32,372,554
Pharmaceuticals	5,369,727	141,217,690	—	146,587,417
Professional Services	—	19,768,897	—	19,768,897
Real Estate Management & Development	1,088,916	35,516,770	—	36,605,686
Road & Rail	—	22,097,113	—	22,097,113
Semiconductors & Semiconductor Equipment	4,408,294	13,940,444	—	18,348,738
Software	2,661,288	22,930,101	—	25,591,389
Specialty Retail	—	19,214,392	—	19,214,392
Technology Hardware, Storage & Peripherals	—	11,344,601	—	11,344,601
Textiles, Apparel & Luxury Goods	—	32,765,344	—	32,765,344
Tobacco	—	29,019,802	—	29,019,802
Trading Companies & Distributors	1,061,513	24,492,732	—	25,554,245
Transportation Infrastructure	65,295	11,069,674	—	11,134,969
Water Utilities	—	2,141,579	—	2,141,579
Wireless Telecommunication Services	—	32,739,647	—	32,739,647
Total Common Stocks	$32,485,767	$1,819,561,383	$—	$1,852,047,150
Futures Contracts	584,473	—	—	584,473
Preferred Stocks	—	9,987,751	—	9,987,751
Repurchase Agreements	—	21,520,713	—	21,520,713
Rights	63,068	—	—	63,068
Total	$33,133,308	$1,851,069,847	$—	$1,884,203,155

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

During the year ended December 31, 2016, the Fund held two common stock investments that were categorized as Level 3 investments which were each valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from

37

Notes to Financial Statements (Continued)

December 31, 2016

investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

The Fund is subject to equity price and currency risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities and foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$584,473
Total		$584,473
(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

38

Notes to Financial Statements (Continued)

December 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$1,942,367
Total	$1,942,367

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$300,120
Total	$300,120

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Futures Contracts:
Average Notional Balance Long	$22,259,940

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Securities Lending

During the year ended December 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet

(Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2016, were $21,520,713, which was comprised of cash.

39

Notes to Financial Statements (Continued)

December 31, 2016

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to note (a) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $200,011,111, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $100,005,444, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% – 7.50%, maturing 01/05/17 – 08/01/46; total market value $102,000,004.

ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $350,019,444, collateralized by U.S. Government Agency Securities, ranging from 2.24% – 4.00%, maturing 11/01/26 – 05/01/46; total market value $357,000,001.

40

Notes to Financial Statements (Continued)

December 31, 2016

At December 31, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$5,000,000	$—	$5,000,000	$(5,000,000)	$—
BNP Paribas Securities Corp.	5,000,000	—	5,000,000	(5,000,000)	—
ML Pierce Fenner & Smith, Inc.	11,520,713	—	11,520,713	(11,520,713)	—
Total	$21,520,713	$—	$21,520,713	$(21,520,713)	$—

Amounts designated as “—” are zero.

*	At December 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to expiration of capital loss carryforwards. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

41

Notes to Financial Statements (Continued)

December 31, 2016

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Distributions in Excess of Net Investment Income	Accumulated Net Realized (Losses from Investments, Futures, and Foreign Currency Transactions
$(2,921,012)	$(546,285)	$3,467,297

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

42

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.245%
$1.5 billion up to $3 billion	0.205%
$3 billion and more	0.195%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate was 0.24%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.34% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $533,848 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

43

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $7,944.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares, and 0.40% of Class VIII shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services.

These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class VIII shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15%, 0.15% and 0.15% for Class I, Class II and Class VIII shares, respectively, for a total amount of $196,613.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $186,602,033 and sales of $87,932,001 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In

44

Notes to Financial Statements (Continued)

December 31, 2016

addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2016, the Fund recaptured $0 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$53,929,300	$—	$53,929,300	$—	$53,929,300

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$46,003,845	$—	$46,003,845	$—	$46,003,845

Amounts designated as “—” are zero or has have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

45

Notes to Financial Statements (Continued)

December 31, 2016

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$6,889,192	$—	$6,889,192	$(103,290,910)	$65,084,173	$(31,317,545)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,818,271,608	$321,179,777	$(255,832,703)	$65,347,074

As of December 31, 2016, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$17,097,785	2017
$8,956,196	2018
$77,236,929	Unlimited

During the year ended December 31, 2016, the Fund had capital loss carryforwards that were utilized and expired of $4,691,077 and $2,921,011, respectively, and are no longer eligible to offset future capital gains, if any.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

46

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT International Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT International Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

47

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $63,675,829 or $0.2880 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $2,629,868 or $0.0119 per outstanding share.

48

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

49

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

50

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

51

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

52

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

53

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

54

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

55

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

56

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

57

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

58

Annual Report

December 31, 2016

NVIT Mid Cap Index Fund

AR-MCX 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Mid Cap Index Fund

For the annual period ended December 31, 2016, the NVIT Mid Cap Index Fund (Class I) returned 20.29% versus 20.74% for its benchmark, the S&P MidCap 400® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mid-Cap Core Funds (consisting of 97 funds as of December 31, 2016) was 17.20% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The year started with U.S. stock prices falling due to fears of a global economic slowdown, oil prices cratering, and terrorist attacks in Istanbul, Jakarta and Pakistan. U.S. equity markets rebounded in the second quarter of 2016, despite increased volatility in June from the “Brexit,” i.e., the United Kingdom’s vote to leave the European Union.

U.S. equities capitalized on the upward momentum from their second-quarter rally, which continued through the second half of the reporting period, driven by a dovish Federal Reserve that kept rates unchanged and stronger-than-expected earnings releases versus analyst expectations. The U.S. economy continued to strengthen into the fourth quarter as seen by strong macroeconomic data and the tightening of the U.S. labor market. In light of the economic environment, the Fed’s decision to raise rates by 25 basis points at the end of the reporting period did not come as a big surprise.

The U.S. election and the Fed were front and center in 2016. The year started with an increase in volatility as investors prepared for a possible Fed rate increase and weighed probable outcomes of the U.S. election. While many people were shocked by the Trump win, markets did not experience the same type of volatility as that seen after the Brexit vote, with major U.S. indexes posting solid gains in November.

The strongest returns in the S&P MidCap 400 Index came from materials, with a gain of 37.25% in 2016. Increases were seen across most sectors, with notable results in industrials, which posted a return of 28.73%, and utilities, with 27.35%. There were no negative returns for the year from a sector perspective.

Exchange-traded futures are employed to equitize cash flows generated from daily participant activity, dividends, interest received and other cash flows associated with securities in the portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Derivatives are not used in any speculative or arbitrage capacity, but only to equitize cash.

As of December 31, 2016, the Fund held E-mini S&P MidCap 400 exchange-traded index futures. These futures did not have any meaningful impact on performance.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Creighton Jue, CFA; Alan Mason; and Greg Savage, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Mid Cap Index Fund

Asset Allocation†

Common Stocks	97.6%
Repurchase Agreements	3.3%
Futures Contract††	(0.0)%
Liabilities in excess of other assets	(0.9)%
100.0%

Top Industries†††

Equity Real Estate Investment Trusts (REITs)	9.7%
Banks	7.1%
Insurance	5.0%
Machinery	4.8%
Software	4.1%
Electronic Equipment, Instruments & Components	3.9%
IT Services	3.8%
Health Care Equipment & Supplies	3.7%
Capital Markets	3.5%
Food Products	3.0%
Other Industries*	51.4%
100.0%

Top Holdings†††

IDEXX Laboratories, Inc.	0.6%
WhiteWave Foods Co. (The)	0.6%
Duke Realty Corp.	0.6%
Alleghany Corp.	0.6%
Ingredion, Inc.	0.5%
SVB Financial Group	0.5%
CDK Global, Inc.	0.5%
Synopsys, Inc.	0.5%
Everest Re Group Ltd.	0.5%
Alexandria Real Estate Equities, Inc.	0.5%
Other Holdings*	94.6%
100.0%

Objective

The Fund seeks capital appreciation.

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Fund Performance	NVIT Mid Cap Index Fund

Average Annual Total Return1

(For years ended December 31, 2016)

	1 Yr.	5 Yr.	10 Yr.
Class I	20.29%	14.93%	8.71%
Class II	20.01%	14.69%	8.49%
Class Y	20.47%	15.09%	8.87%
S&P MidCap 400® Index	20.74%	15.33%	9.16%
CPI	2.07%	1.36%	1.81%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class I	0.41%
Class II	0.62%
Class Y	0.26%

^	Current effective prospectus dated April 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (con’t.)	NVIT Mid Cap Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Mid Cap Index Fund versus performance of the S&P MidCap 400® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Mid Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Mid Cap Index Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	1,116.80	2.13	0.40
	Hypothetical	(a)(b)	1,000.00	1,023.13	2.03	0.40
Class II Shares	Actual	(a)	1,000.00	1,115.20	3.24	0.61
	Hypothetical	(a)(b)	1,000.00	1,022.07	3.10	0.61
Class Y Shares	Actual	(a)	1,000.00	1,117.60	1.33	0.25
	Hypothetical	(a)(b)	1,000.00	1,023.88	1.27	0.25

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2016

NVIT Mid Cap Index Fund

Common Stocks 97.6%

	Shares	Market Value

Aerospace & Defense 2.1%
B/E Aerospace, Inc.	91,382	$5,500,283
Curtiss-Wright Corp.	39,680	3,902,925
Esterline Technologies Corp.*	26,469	2,361,035
Huntington Ingalls Industries, Inc.	41,623	7,666,540
KLX, Inc.*	47,528	2,143,988
Orbital ATK, Inc.	52,609	4,615,388
Teledyne Technologies, Inc.*	31,353	3,856,419
Triumph Group, Inc.	44,655	1,183,357

		31,229,935

Airlines 0.4%
JetBlue Airways Corp.*	290,498	6,512,965

Auto Components 0.5%
Dana, Inc.	129,603	2,459,865
Gentex Corp.	256,884	5,058,046

		7,517,911

Automobiles 0.3%
Thor Industries, Inc.	42,988	4,300,949

Banks 7.1%
Associated Banc-Corp.	133,155	3,288,928
BancorpSouth, Inc.	76,641	2,379,703
Bank of Hawaii Corp. (a)	38,247	3,392,126
Bank of the Ozarks, Inc.	81,789	4,301,284
Cathay General Bancorp	66,120	2,514,544
Chemical Financial Corp.	62,973	3,411,247
Commerce Bancshares, Inc.	78,615	4,544,733
Cullen/Frost Bankers, Inc. (a)	50,081	4,418,647
East West Bancorp, Inc.	129,340	6,574,352
First Horizon National Corp.	209,696	4,196,017
FNB Corp.	188,112	3,015,435
Fulton Financial Corp.	156,420	2,940,696
Hancock Holding Co.	74,545	3,212,890
International Bancshares Corp.	52,055	2,123,844
MB Financial, Inc.	63,576	3,002,694
PacWest Bancorp	107,812	5,869,285
PrivateBancorp, Inc.	71,589	3,879,408
Prosperity Bancshares, Inc.	62,237	4,467,372
Signature Bank*	48,068	7,219,814
SVB Financial Group*	46,715	8,019,097
Synovus Financial Corp.	110,009	4,519,170
TCF Financial Corp.	154,242	3,021,601
Trustmark Corp.	60,972	2,173,652
UMB Financial Corp.	39,131	3,017,783
Umpqua Holdings Corp.	198,799	3,733,445
Valley National Bancorp	226,396	2,635,249
Webster Financial Corp. (a)	82,654	4,486,459

		106,359,475

Common Stocks (continued)

	Shares	Market Value

Beverages 0.1%
Boston Beer Co., Inc. (The), Class A* (a)	8,106	$1,376,804

Biotechnology 0.4%
United Therapeutics Corp.*	38,127	5,468,556

Building Products 0.8%
AO Smith Corp.	132,842	6,290,069
Lennox International, Inc.	34,724	5,318,675

		11,608,744

Capital Markets 3.5%
CBOE Holdings, Inc.	72,811	5,380,005
Eaton Vance Corp.	101,594	4,254,757
FactSet Research Systems, Inc.	35,886	5,864,849
Federated Investors, Inc., Class B	84,053	2,377,019
Janus Capital Group, Inc.	128,441	1,704,412
Legg Mason, Inc.	80,465	2,406,708
MarketAxess Holdings, Inc.	33,636	4,941,801
MSCI, Inc.	84,401	6,649,111
Raymond James Financial, Inc.	113,398	7,855,079
SEI Investments Co.	120,720	5,958,739
Stifel Financial Corp.*	59,355	2,964,782
Waddell & Reed Financial, Inc., Class A (a)	74,956	1,462,392
WisdomTree Investments, Inc. (a)	102,369	1,140,391

		52,960,045

Chemicals 2.8%
Ashland Global Holdings, Inc.	55,835	6,102,207
Cabot Corp.	55,710	2,815,583
Minerals Technologies, Inc.	31,405	2,426,036
NewMarket Corp.	8,290	3,513,634
Olin Corp.	148,922	3,813,893
PolyOne Corp.	74,905	2,399,956
RPM International, Inc.	119,552	6,435,484
Scotts Miracle-Gro Co. (The), Class A	39,860	3,808,623
Sensient Technologies Corp.	39,953	3,139,507
Valspar Corp. (The)	65,352	6,771,121

		41,226,044

Commercial Services & Supplies 1.3%
Clean Harbors, Inc.*	46,700	2,598,855
Copart, Inc.*	91,582	5,074,559
Deluxe Corp.	43,515	3,116,109
Herman Miller, Inc.	53,967	1,845,671
HNI Corp.	40,015	2,237,639
MSA Safety, Inc.	27,841	1,930,217
Rollins, Inc.	86,213	2,912,275

		19,715,325

Communications Equipment 1.5%
ARRIS International plc*	171,479	5,166,662
Brocade Communications Systems, Inc.	361,653	4,517,046
Ciena Corp.*	124,845	3,047,467

9

Statement of Investments (Continued)

December 31, 2016

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Communications Equipment (continued)
InterDigital, Inc.	30,624	$2,797,502
NetScout Systems, Inc.*	82,272	2,591,568
Plantronics, Inc.	30,046	1,645,319
ViaSat, Inc.*	46,006	3,046,517

		22,812,081

Construction & Engineering 1.2%
AECOM*	138,296	5,028,442
Dycom Industries, Inc.* (a)	28,320	2,273,813
EMCOR Group, Inc.	54,330	3,844,391
Granite Construction, Inc.	35,682	1,962,510
KBR, Inc.	128,428	2,143,463
Valmont Industries, Inc.	20,141	2,837,867

		18,090,486

Construction Materials 0.3%
Eagle Materials, Inc.	43,312	4,267,531

Consumer Finance 0.3%
SLM Corp.*	385,879	4,252,387

Containers & Packaging 1.7%
AptarGroup, Inc.	56,332	4,137,585
Bemis Co., Inc. (b)	84,015	4,017,597
Greif, Inc., Class A	23,244	1,192,650
Owens-Illinois, Inc.*	145,326	2,530,126
Packaging Corp. of America	83,755	7,104,099
Silgan Holdings, Inc.	33,639	1,721,644
Sonoco Products Co.	89,829	4,733,988

		25,437,689

Distributors 0.3%
Pool Corp.	37,185	3,879,883

Diversified Consumer Services 0.7%
DeVry Education Group, Inc.	50,927	1,588,922
Graham Holdings Co., Class B	4,142	2,120,497
Service Corp. International	171,324	4,865,602
Sotheby’s*	41,326	1,647,254

		10,222,275

Electric Utilities 1.9%
Great Plains Energy, Inc.	192,869	5,274,967
Hawaiian Electric Industries, Inc.	97,288	3,217,314
IDACORP, Inc.	45,461	3,661,884
OGE Energy Corp.	178,663	5,976,277
PNM Resources, Inc.	71,827	2,463,666
Westar Energy, Inc.	127,026	7,157,915

		27,752,023

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment 0.7%
EnerSys	38,989	$3,045,041
Hubbell, Inc.	46,067	5,376,019
Regal Beloit Corp.	40,334	2,793,129

		11,214,189

Electronic Equipment, Instruments & Components 4.0%
Arrow Electronics, Inc.*	80,463	5,737,012
Avnet, Inc.	114,526	5,452,583
Belden, Inc.	37,938	2,836,624
Cognex Corp.	76,695	4,879,336
IPG Photonics Corp.*	33,520	3,308,759
Jabil Circuit, Inc.	166,513	3,941,363
Keysight Technologies, Inc.*	152,155	5,564,308
Knowles Corp.* (a)	79,881	1,334,811
Littelfuse, Inc.	20,120	3,053,612
National Instruments Corp.	94,952	2,926,421
SYNNEX Corp.	26,136	3,162,979
Tech Data Corp.*	31,739	2,687,659
Trimble Navigation Ltd.*	224,622	6,772,353
VeriFone Systems, Inc.*	99,371	1,761,848
Vishay Intertechnology, Inc.	120,058	1,944,940
Zebra Technologies Corp., Class A*	47,457	4,069,912

		59,434,520

Energy Equipment & Services 1.6%
Diamond Offshore Drilling, Inc.* (a)	57,820	1,023,414
Dril-Quip, Inc.*	33,697	2,023,505
Ensco plc, Class A	271,703	2,640,953
Nabors Industries Ltd.	254,208	4,169,011
Noble Corp. plc (a)	219,314	1,298,339
Oceaneering International, Inc.	88,424	2,494,441
Oil States International, Inc.* (a)	46,314	1,806,246
Patterson-UTI Energy, Inc.	132,889	3,577,372
Rowan Cos. plc, Class A*	113,138	2,137,177
Superior Energy Services, Inc.*	136,534	2,304,694

		23,475,152

Equity Real Estate Investment Trusts (REITs) 9.8%
Alexandria Real Estate Equities, Inc.	71,179	7,910,122
American Campus Communities, Inc.	118,433	5,894,410
Camden Property Trust	78,451	6,595,376
Care Capital Properties, Inc.	75,696	1,892,400
Communications Sales & Leasing, Inc.*	125,151	3,180,087
CoreCivic, Inc.	105,933	2,591,121
Corporate Office Properties Trust	85,350	2,664,627
Cousins Properties, Inc.	305,554	2,600,265
DCT Industrial Trust, Inc.	81,446	3,899,634
Douglas Emmett, Inc.	128,870	4,711,487
Duke Realty Corp.	317,927	8,444,141
Education Realty Trust, Inc.	65,808	2,783,678
EPR Properties	57,351	4,116,081
Equity One, Inc.	83,088	2,549,971
First Industrial Realty Trust, Inc.	105,366	2,955,516

10

Statement of Investments (Continued)

December 31, 2016

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Equity Real Estate Investment Trusts (REITs) (continued)
Healthcare Realty Trust, Inc.	103,913	$3,150,642
Highwoods Properties, Inc.	89,734	4,577,331
Hospitality Properties Trust	146,477	4,649,180
Kilroy Realty Corp.	82,870	6,067,741
Lamar Advertising Co., Class A	74,334	4,998,218
LaSalle Hotel Properties	101,949	3,106,386
Liberty Property Trust	132,217	5,222,572
Life Storage, Inc.	41,791	3,563,101
Mack-Cali Realty Corp.	80,830	2,345,687
Medical Properties Trust, Inc.	287,005	3,530,162
National Retail Properties, Inc.	131,949	5,832,146
Omega Healthcare Investors, Inc.	174,761	5,463,029
Potlatch Corp.	36,690	1,528,139
Quality Care Properties, Inc.*	83,840	1,299,520
Rayonier, Inc.	110,492	2,939,087
Regency Centers Corp.	93,758	6,464,614
Senior Housing Properties Trust	214,136	4,053,594
Tanger Factory Outlet Centers, Inc.	85,702	3,066,418
Taubman Centers, Inc.	54,414	4,022,827
Urban Edge Properties	81,810	2,250,593
Washington Prime Group, Inc.	167,101	1,739,521
Weingarten Realty Investors	105,140	3,762,961

		146,422,385

Food & Staples Retailing 0.6%
Casey’s General Stores, Inc.	35,213	4,186,121
Sprouts Farmers Market, Inc.*	120,117	2,272,614
United Natural Foods, Inc.*	45,386	2,165,820

		8,624,555

Food Products 3.0%
Dean Foods Co. (a)	81,609	1,777,444
Flowers Foods, Inc. (a)	164,129	3,277,656
Hain Celestial Group, Inc. (The)*	92,532	3,611,524
Ingredion, Inc.	64,951	8,116,277
Lamb Weston Holdings, Inc.*	124,261	4,703,279
Lancaster Colony Corp.	17,549	2,481,253
Post Holdings, Inc.*	58,373	4,692,605
Snyder’s-Lance, Inc.	76,811	2,944,934
Tootsie Roll Industries, Inc. (a)	15,465	614,734
TreeHouse Foods, Inc.*	50,888	3,673,605
WhiteWave Foods Co. (The)*	159,260	8,854,856

		44,748,167

Gas Utilities 2.1%
Atmos Energy Corp.	93,292	6,917,602
National Fuel Gas Co.	76,363	4,325,200
New Jersey Resources Corp.	77,596	2,754,658
ONE Gas, Inc.	47,036	3,008,423
Southwest Gas Corp.	42,808	3,279,949
UGI Corp.	155,713	7,175,255
WGL Holdings, Inc.	45,862	3,498,353

		30,959,440

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies 3.7%
ABIOMED, Inc.*	36,243	$4,083,861
Align Technology, Inc.*	67,384	6,477,624
Globus Medical, Inc., Class A*	64,572	1,602,031
Halyard Health, Inc.*	42,084	1,556,266
Hill-Rom Holdings, Inc.	53,683	3,013,764
IDEXX Laboratories, Inc.*	80,495	9,439,649
LivaNova plc* (a)	39,388	1,771,278
NuVasive, Inc.*	45,050	3,034,568
ResMed, Inc.	126,524	7,850,814
STERIS plc	76,289	5,141,116
Teleflex, Inc.	39,536	6,371,227
West Pharmaceutical Services, Inc.	65,547	5,560,352

		55,902,550

Health Care Providers & Services 1.8%
HealthSouth Corp. (a)	80,475	3,318,789
LifePoint Health, Inc.*	36,082	2,049,458
MEDNAX, Inc.*	83,229	5,548,045
Molina Healthcare, Inc.*	38,064	2,065,353
Owens & Minor, Inc.	55,217	1,948,608
Tenet Healthcare Corp.*	71,099	1,055,109
VCA, Inc.*	72,787	4,996,827
WellCare Health Plans, Inc.*	39,797	5,455,373

		26,437,562

Health Care Technology 0.1%
Allscripts Healthcare Solutions, Inc.*	165,815	1,692,971

Hotels, Restaurants & Leisure 2.6%
Brinker International, Inc. (a)	44,530	2,205,571
Buffalo Wild Wings, Inc.*	16,370	2,527,528
Cheesecake Factory, Inc. (The)	39,656	2,374,601
Churchill Downs, Inc.	11,111	1,671,650
Cracker Barrel Old Country Store, Inc. (a)	21,590	3,605,098
Domino’s Pizza, Inc.	43,081	6,860,219
Dunkin’ Brands Group, Inc.	82,635	4,333,379
International Speedway Corp., Class A	23,159	852,251
Jack in the Box, Inc.	29,070	3,245,375
Panera Bread Co., Class A*	19,607	4,021,200
Papa John’s International, Inc.	23,875	2,043,223
Texas Roadhouse, Inc.	57,664	2,781,711
Wendy’s Co. (The)	179,839	2,431,423

		38,953,229

Household Durables 1.5%
CalAtlantic Group, Inc.	65,404	2,224,390
Helen of Troy Ltd.*	25,026	2,113,446
KB Home (a)	75,346	1,191,220
NVR, Inc.*	3,163	5,279,047
Tempur Sealy International, Inc.* (a)	45,049	3,075,946
Toll Brothers, Inc.*	133,663	4,143,553
TRI Pointe Group, Inc.*	131,512	1,509,758
Tupperware Brands Corp.	45,541	2,396,367

		21,933,727

11

Statement of Investments (Continued)

December 31, 2016

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Household Products 0.2%
Energizer Holdings, Inc.	55,756	$2,487,275

Industrial Conglomerates 0.4%
Carlisle Cos., Inc.	57,884	6,384,026

Insurance 5.1%
Alleghany Corp.*	13,837	8,414,556
American Financial Group, Inc.	65,574	5,778,381
Aspen Insurance Holdings Ltd.	54,754	3,011,470
Brown & Brown, Inc.	102,838	4,613,313
CNO Financial Group, Inc.	155,700	2,981,655
Endurance Specialty Holdings Ltd.	57,712	5,332,589
Everest Re Group Ltd.	36,713	7,944,693
First American Financial Corp.	98,808	3,619,337
Genworth Financial, Inc., Class A*	437,761	1,667,869
Hanover Insurance Group, Inc. (The)	38,200	3,476,582
Kemper Corp. (a)	43,999	1,949,156
Mercury General Corp.	30,190	1,817,740
Old Republic International Corp.	219,864	4,177,416
Primerica, Inc.	41,070	2,839,990
Reinsurance Group of America, Inc.	57,396	7,222,139
RenaissanceRe Holdings Ltd.	36,941	5,032,103
W.R. Berkley Corp.	87,666	5,830,666

		75,709,655

Internet & Direct Marketing Retail 0.1%
HSN, Inc.	28,761	986,502

Internet Software & Services 0.4%
comScore, Inc.*	40,921	1,292,285
j2 Global, Inc. (a)	42,933	3,511,919
WebMD Health Corp.*	34,484	1,709,372

		6,513,576

IT Services 3.8%
Acxiom Corp.*	69,907	1,873,507
Broadridge Financial Solutions, Inc.	106,976	7,092,509
Computer Sciences Corp.	126,412	7,511,401
Convergys Corp.	85,628	2,103,024
CoreLogic, Inc.*	77,620	2,858,745
DST Systems, Inc.	28,745	3,080,027
Gartner, Inc.*	74,228	7,502,224
Jack Henry & Associates, Inc.	70,243	6,236,173
Leidos Holdings, Inc.	128,454	6,569,137
MAXIMUS, Inc.	57,978	3,234,593
NeuStar, Inc., Class A*	45,030	1,504,002
Science Applications International Corp.	40,056	3,396,749
WEX, Inc.*	34,437	3,843,169

		56,805,260

Common Stocks (continued)

	Shares	Market Value

Leisure Products 0.7%
Brunswick Corp.	80,670	$4,399,742
Polaris Industries, Inc. (a)	53,321	4,393,117
Vista Outdoor, Inc.*	52,847	1,950,054

		10,742,913

Life Sciences Tools & Services 0.9%
Bio-Rad Laboratories, Inc., Class A*	18,656	3,400,616
Bio-Techne Corp.	33,558	3,450,769
Charles River Laboratories International, Inc.*	42,542	3,241,275
PAREXEL International Corp.* (a)	47,691	3,134,252

		13,226,912

Machinery 4.8%
AGCO Corp.	60,247	3,485,891
CLARCOR, Inc.	43,735	3,606,825
Crane Co.	44,688	3,222,899
Donaldson Co., Inc.	118,286	4,977,475
Graco, Inc.	50,149	4,166,880
IDEX Corp.	68,443	6,163,977
ITT, Inc.	78,929	3,044,292
Joy Global, Inc.	88,494	2,477,832
Kennametal, Inc.	71,860	2,246,344
Lincoln Electric Holdings, Inc.	55,606	4,263,312
Nordson Corp.	47,619	5,335,709
Oshkosh Corp.	66,724	4,311,038
Terex Corp.	94,689	2,985,544
Timken Co. (The)	62,473	2,480,178
Toro Co. (The)	98,207	5,494,682
Trinity Industries, Inc.	137,049	3,804,480
Wabtec Corp. (a)	79,763	6,621,924
Woodward, Inc.	49,590	3,424,189

		72,113,471

Marine 0.2%
Kirby Corp.* (a)	48,142	3,201,443

Media 1.3%
AMC Networks, Inc., Class A*	52,927	2,770,199
Cable One, Inc.	4,192	2,606,292
Cinemark Holdings, Inc.	95,328	3,656,782
John Wiley & Sons, Inc., Class A	40,240	2,193,080
Live Nation Entertainment, Inc.*	118,216	3,144,546
Meredith Corp.	32,791	1,939,588
New York Times Co. (The), Class A	110,086	1,464,144
Time, Inc.	89,193	1,592,095

		19,366,726

Metals & Mining 2.1%
Allegheny Technologies, Inc. (a)	98,181	1,564,023
Carpenter Technology Corp. (a)	42,011	1,519,538
Commercial Metals Co.	103,289	2,249,634

12

Statement of Investments (Continued)

December 31, 2016

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Metals & Mining (continued)
Compass Minerals International, Inc. (a)	30,461	$2,386,619
Reliance Steel & Aluminum Co.	65,225	5,187,997
Royal Gold, Inc.	58,779	3,723,650
Steel Dynamics, Inc.	218,730	7,782,413
United States Steel Corp.	154,569	5,102,323
Worthington Industries, Inc.	39,357	1,867,096

		31,383,293

Multiline Retail 0.3%
Big Lots, Inc.	40,014	2,009,103
J.C. Penney Co., Inc.* (a)	277,229	2,303,773

		4,312,876

Multi-Utilities 0.9%
Black Hills Corp. (a)	47,541	2,916,165
MDU Resources Group, Inc.	174,381	5,016,942
NorthWestern Corp.	43,260	2,460,196
Vectren Corp.	74,669	3,893,988

		14,287,291

Oil, Gas & Consumable Fuels 2.3%
CONSOL Energy, Inc.*	158,099	2,882,145
Denbury Resources, Inc.*	359,025	1,321,212
Energen Corp.*	87,254	5,031,938
Gulfport Energy Corp.*	138,544	2,998,092
HollyFrontier Corp. (a)	157,319	5,153,771
QEP Resources, Inc.*	214,979	3,957,763
SM Energy Co.	86,403	2,979,175
Western Refining, Inc.	71,401	2,702,528
World Fuel Services Corp.	62,969	2,890,907
WPX Energy, Inc.*	309,828	4,514,194

		34,431,725

Paper & Forest Products 0.3%
Domtar Corp.	56,435	2,202,658
Louisiana-Pacific Corp.*	127,273	2,409,278

		4,611,936

Personal Products 0.4%
Avon Products, Inc.*	393,306	1,982,262
Edgewell Personal Care Co.*	51,946	3,791,539

		5,773,801

Pharmaceuticals 0.5%
Akorn, Inc.*	78,065	1,704,159
Catalent, Inc.*	111,804	3,014,236
Prestige Brands Holdings, Inc.*	47,575	2,478,657

		7,197,052

Common Stocks (continued)

	Shares	Market Value

Professional Services 0.6%
CEB, Inc.	29,042	$1,759,945
FTI Consulting, Inc.*	38,022	1,714,032
ManpowerGroup, Inc.	60,180	5,348,197

		8,822,174

Real Estate Management & Development 0.4%
Alexander & Baldwin, Inc.	41,517	1,862,868
Jones Lang LaSalle, Inc.	40,684	4,110,711

		5,973,579

Road & Rail 1.1%
Avis Budget Group, Inc.* (a)	78,815	2,890,934
Genesee & Wyoming, Inc., Class A*	54,977	3,815,954
Landstar System, Inc.	37,559	3,203,783
Old Dominion Freight Line, Inc.*	62,293	5,344,116
Werner Enterprises, Inc.	40,278	1,085,492

		16,340,279

Semiconductors & Semiconductor Equipment 2.8%
Advanced Micro Devices, Inc.*	681,549	7,728,766
Cirrus Logic, Inc.*	57,218	3,235,106
Cree, Inc.* (a)	89,366	2,358,369
Cypress Semiconductor Corp. (a)	286,180	3,273,899
Integrated Device Technology, Inc.*	120,503	2,839,051
Intersil Corp., Class A	123,044	2,743,881
Microsemi Corp.*	102,876	5,552,218
Monolithic Power Systems, Inc.	33,702	2,761,205
Silicon Laboratories, Inc.*	37,432	2,433,080
Synaptics, Inc.*	31,106	1,666,659
Teradyne, Inc.	181,186	4,602,124
Versum Materials, Inc.*	97,976	2,750,186

		41,944,544

Software 4.1%
ACI Worldwide, Inc.*	105,250	1,910,287
ANSYS, Inc.*	77,728	7,189,063
Cadence Design Systems, Inc.*	257,591	6,496,445
CDK Global, Inc.	134,120	8,005,623
CommVault Systems, Inc.*	37,767	1,941,224
Fair Isaac Corp.	27,672	3,299,056
Fortinet, Inc.*	131,582	3,963,250
Manhattan Associates, Inc.*	64,169	3,402,882
Mentor Graphics Corp.	98,295	3,626,102
PTC, Inc.*	103,973	4,810,831
Synopsys, Inc.*	135,693	7,986,890
Tyler Technologies, Inc.*	29,904	4,269,394
Ultimate Software Group, Inc. (The)*	26,043	4,748,941

		61,649,988

Specialty Retail 2.0%
Aaron’s, Inc.	57,127	1,827,493
American Eagle Outfitters, Inc. (a)	152,359	2,311,286

13

Statement of Investments (Continued)

December 31, 2016

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Cabela’s, Inc.*	45,865	$2,685,396
Chico’s FAS, Inc.	115,893	1,667,700
CST Brands, Inc.	68,253	3,286,382
Dick’s Sporting Goods, Inc.	78,824	4,185,555
GameStop Corp., Class A (a)	91,320	2,306,743
Murphy USA, Inc.*	32,388	1,990,890
Office Depot, Inc.	473,581	2,140,586
Restoration Hardware Holdings, Inc.* (a)	34,053	1,045,427
Sally Beauty Holdings, Inc.*	129,414	3,419,118
Williams-Sonoma, Inc.	73,313	3,547,616

		30,414,192

Technology Hardware, Storage & Peripherals 0.5%
3D Systems Corp.* (a)	95,982	1,275,601
Diebold Nixdorf, Inc.	67,669	1,701,875
NCR Corp.*	111,290	4,513,923

		7,491,399

Textiles, Apparel & Luxury Goods 0.8%
Carter’s, Inc.	44,312	3,828,114
Deckers Outdoor Corp.*	28,877	1,599,497
Fossil Group, Inc.* (a)	37,310	964,837
Kate Spade & Co.*	115,403	2,154,574
Skechers U.S.A., Inc., Class A*	119,844	2,945,765

		11,492,787

Thrifts & Mortgage Finance 0.6%
New York Community Bancorp, Inc.	436,103	6,938,399
Washington Federal, Inc.	80,387	2,761,293

		9,699,692

Trading Companies & Distributors 0.8%
GATX Corp. (a)	35,994	2,216,510
MSC Industrial Direct Co., Inc., Class A	40,141	3,708,627
NOW, Inc.*	96,870	1,982,929
Watsco, Inc.	23,067	3,416,684

		11,324,750

Water Utilities 0.3%
Aqua America, Inc.	158,503	4,761,430

Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	84,149	2,429,382

Total Common Stocks (cost $1,044,261,768)		1,456,669,484

Repurchase Agreements 3.3%

	Principal Amount	Market Value

Bank of America NA, 0.50%, dated 12/30/16, due 01/03/17, repurchase price $15,000,833, collateralized by U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $15,300,000. (c)(d)	$15,000,000	$15,000,000
ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $33,501,242, collateralized by U.S. Government Agency Securities, ranging from 2.24% -4.00%, maturing 11/01/26 -05/01/46; total market value $34,169,368. (c)(d)	33,499,381	33,499,381

Total Repurchase Agreements (cost $48,499,381)		48,499,381

Total Investments (cost $1,092,761,149) (e) — 100.9%		1,505,168,865
Liabilities in excess of other assets — (0.9)%		(13,776,510)

NET ASSETS — 100.0%		$1,491,392,355

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2016. The total value of securities on loan at December 31, 2016 was $72,863,814, which was collateralized by repurchase agreements with a total value of $48,499,381 and $26,720,038 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.13%, and maturity dates ranging from 1/12/2017– 8/15/2046 a total value of $75,219,419.

(b)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2016 was $48,499,381.

(d)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

14

Statement of Investments (Continued)

December 31, 2016

NVIT Mid Cap Index Fund (Continued)

Ltd.	Limited

NA	National Association

plc	Public Limited Company

REIT	Real Estate Investment Trust

At December 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
220	S&P MID 400 E-Mini	03/17/17	$36,500,200	$(357,996)

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

December 31, 2016

NVIT Mid Cap Index Fund
Assets:
Investments, at value* (cost $1,044,261,768)	$1,456,669,484
Repurchase agreements, at value (cost $48,499,381)	48,499,381

Total Investments, at value (total cost $1,092,761,149)	1,505,168,865

Cash	35,421,996
Interest and dividends receivable	1,756,553
Security lending income receivable	29,958
Receivable for capital shares issued	376,727
Prepaid expenses	2,339

Total Assets	1,542,756,438

Liabilities:
Payable for capital shares redeemed	2,293,847
Payable for variation margin on futures contracts	152,018
Payable upon return of securities loaned (Note 2)	48,499,381
Accrued expenses and other payables:
Investment advisory fees	259,601
Fund administration fees	37,281
Distribution fees	5,015
Administrative servicing fees	66,409
Accounting and transfer agent fees	439
Custodian fees	8,555
Compliance program costs (Note 3)	1,482
Professional fees	18,939
Printing fees	12,657
Other	8,459

Total Liabilities	51,364,083

Net Assets	$1,491,392,355

Represented by:
Capital	$992,384,086
Accumulated undistributed net investment income	3,260,529
Accumulated net realized gains from investments and futures transactions	83,698,020
Net unrealized appreciation/(depreciation) from investments	412,407,716
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(357,996)

Net Assets	$1,491,392,355

Net Assets:
Class I Shares	$511,054,118
Class II Shares	23,771,694
Class Y Shares	956,566,543

Total	$1,491,392,355

*	Includes value of securities on loan of $72,863,814 (Note 2).

16

Statement of Assets and Liabilities (Continued)

December 31, 2016

NVIT Mid Cap Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	21,085,675
Class II Shares	988,241
Class Y Shares	39,442,798

Total	61,516,714

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$24.24
Class II Shares	$24.05
Class Y Shares	$24.25

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Year Ended December 31, 2016

NVIT Mid Cap Index Fund
INVESTMENT INCOME:
Dividend income	$22,691,828
Income from securities lending (Note 2)	542,417
Interest income	181,946

Total Income	23,416,191

EXPENSES:
Investment advisory fees	2,769,044
Fund administration fees	408,337
Distribution fees Class II Shares	48,474
Administrative servicing fees Class I Shares	648,265
Administrative servicing fees Class II Shares	20,730
Professional fees	75,037
Printing fees	23,776
Trustee fees	41,629
Custodian fees	50,485
Accounting and transfer agent fees	2,889
Compliance program costs (Note 3)	5,874
Other	36,922

Total Expenses	4,131,462

NET INVESTMENT INCOME	19,284,729

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	93,606,698
Net realized gains from futures transactions (Note 2)	8,068,792

Net realized gains from investments and futures transactions	101,675,490

Net change in unrealized appreciation/(depreciation) from investments	136,351,523
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(150,491)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	136,201,032

Net realized/unrealized gains from investments and futures transactions	237,876,522

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$257,161,251

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	NVIT Mid Cap Index Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$19,284,729	$16,845,974
Net realized gains from investments and futures transactions	101,675,490	128,986,236
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	136,201,032	(173,357,993)

Change in net assets resulting from operations	257,161,251	(27,525,783)

Distributions to Shareholders From:
Net investment income:
Class I	(5,710,214)	(4,744,515)
Class II	(232,228)	(164,544)
Class Y	(12,047,232)	(11,476,720)
Net realized gains:
Class I	(41,100,644)	(28,527,427)
Class II	(1,811,596)	(1,309,274)
Class Y	(82,930,791)	(61,580,075)

Change in net assets from shareholder distributions	(143,832,705)	(107,802,555)

Change in net assets from capital transactions	71,719,714	28,643,484

Change in net assets	185,048,260	(106,684,854)

Net Assets:
Beginning of year	1,306,344,095	1,413,028,949

End of year	$1,491,392,355	$1,306,344,095

Accumulated undistributed net investment income at end of year	$3,260,529	$2,093,224

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$84,870,102	$68,898,491
Dividends reinvested	46,810,858	33,271,942
Cost of shares redeemed	(64,141,318)	(58,370,041)

Total Class I Shares	67,539,642	43,800,392

Class II Shares
Proceeds from shares issued	6,664,300	2,826,370
Dividends reinvested	2,043,824	1,473,818
Cost of shares redeemed	(4,234,277)	(3,555,242)

Total Class II Shares	4,473,847	744,946

Class Y Shares
Proceeds from shares issued	35,504,434	57,173,791
Dividends reinvested	94,978,023	73,056,795
Cost of shares redeemed	(130,776,232)	(146,132,440)

Total Class Y Shares	(293,775)	(15,901,854)

Change in net assets from capital transactions	$71,719,714	$28,643,484

19

Statements of Changes in Net Assets (Continued)

	NVIT Mid Cap Index Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	3,599,411	2,778,474
Reinvested	2,065,523	1,468,925
Redeemed	(2,811,582)	(2,346,217)

Total Class I Shares	2,853,352	1,901,182

Class II Shares
Issued	285,672	113,107
Reinvested	91,012	65,550
Redeemed	(181,069)	(144,690)

Total Class II Shares	195,615	33,967

Class Y Shares
Issued	1,545,038	2,322,053
Reinvested	4,183,720	3,222,380
Redeemed	(5,452,220)	(5,600,947)

Total Class Y Shares	276,538	(56,514)

Total change in shares	3,325,505	1,878,635

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Mid Cap Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class I Shares
Year Ended December 31, 2016	$22.45	0.31	4.04	4.35	(0.28)	(2.28)	(2.56)	$24.24	20.29%		$511,054,118	0.40%	1.34%	0.40%	18.74%
Year Ended December 31, 2015	$25.09	0.28	(0.92)	(0.64)	(0.26)	(1.74)	(2.00)	$22.45	(2.53%	)	$409,272,000	0.40%	1.13%	0.40%	17.89%
Year Ended December 31, 2014	$24.42	0.28	1.99	2.27	(0.26)	(1.34)	(1.60)	$25.09	9.42%		$409,767,028	0.40%	1.12%	0.40%	13.42%
Year Ended December 31, 2013	$19.03	0.23	6.00	6.23	(0.25)	(0.59)	(0.84)	$24.42	33.05%		$382,128,280	0.40%	1.01%	0.40%	10.91%
Year Ended December 31, 2012	$17.55	0.23	2.80	3.03	(0.20)	(1.35)	(1.55)	$19.03	17.47%		$301,281,784	0.41%	1.23%	0.41%	10.21%

Class II Shares
Year Ended December 31, 2016	$22.31	0.26	4.00	4.26	(0.24)	(2.28)	(2.52)	$24.05	20.01%		$23,771,694	0.61%	1.13%	0.61%	18.74%
Year Ended December 31, 2015	$24.95	0.23	(0.92)	(0.69)	(0.21)	(1.74)	(1.95)	$22.31	(2.77%	)	$17,683,011	0.61%	0.91%	0.61%	17.89%
Year Ended December 31, 2014	$24.30	0.23	1.97	2.20	(0.21)	(1.34)	(1.55)	$24.95	9.18%		$18,924,941	0.61%	0.91%	0.61%	13.42%
Year Ended December 31, 2013	$18.94	0.18	5.98	6.16	(0.21)	(0.59)	(0.80)	$24.30	32.81%		$17,578,154	0.61%	0.81%	0.61%	10.91%
Year Ended December 31, 2012	$17.47	0.19	2.80	2.99	(0.17)	(1.35)	(1.52)	$18.94	17.27%		$13,428,803	0.61%	1.03%	0.61%	10.21%

Class Y Shares
Year Ended December 31, 2016	$22.45	0.34	4.05	4.39	(0.31)	(2.28)	(2.59)	$24.25	20.47%		$956,566,543	0.25%	1.48%	0.25%	18.74%
Year Ended December 31, 2015	$25.10	0.32	(0.93)	(0.61)	(0.30)	(1.74)	(2.04)	$22.45	(2.43%	)	$879,389,084	0.25%	1.27%	0.25%	17.89%
Year Ended December 31, 2014	$24.43	0.32	1.99	2.31	(0.30)	(1.34)	(1.64)	$25.10	9.57%		$984,336,980	0.25%	1.27%	0.25%	13.42%
Year Ended December 31, 2013	$19.03	0.26	6.02	6.28	(0.29)	(0.59)	(0.88)	$24.43	33.28%		$960,748,401	0.25%	1.16%	0.25%	10.91%
Year Ended December 31, 2012	$17.55	0.26	2.80	3.06	(0.23)	(1.35)	(1.58)	$19.03	17.64%		$818,957,782	0.26%	1.39%	0.26%	10.21%

(a)	Per share calculations were performed using average shares method.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

21

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Mid Cap Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund of funds, such as the NVIT Investor Destinations Funds and NVIT Flexible Moderate Growth Fund.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

23

Notes to Financial Statements (Continued)

December 31, 2016

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,456,669,484	$—	$—	$1,456,669,484
Repurchase Agreements	—	48,499,381	—	48,499,381
Total Assets	$1,456,669,484	$48,499,381	$—	$1,505,168,865

Liabilities:
Futures Contracts	$(357,996)	$—	$—	$(357,996)
Total Liabilities	$(357,996)	$—	$—	$(357,996)
Total	$1,456,311,488	$48,499,381	$—	$1,504,810,869

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

24

Notes to Financial Statements (Continued)

December 31, 2016

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2016

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts (a)
Equity risk	Unrealized depreciation from futures contracts	$(357,996)
Total		$(357,996)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$8,068,792
Total	$8,068,792

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(150,491)
Total	$(150,491)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Futures Contracts:
Average Notional Balance Long	$39,561,445

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Securities Lending

During the year ended December 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash

25

Notes to Financial Statements (Continued)

December 31, 2016

collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2016, were $48,499,381, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to note(a) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

26

Notes to Financial Statements (Continued)

December 31, 2016

At December 31, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $200,011,111, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

ML Pierce Fenner& Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $350,019,444, collateralized by U.S. Government Agency Securities, ranging from 2.24%-4.00%, maturing 11/01/26-05/01/46; total market value $357,000,001.

At December 31, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$15,000,000	$—	$15,000,000	$(15,000,000)	$—
ML Pierce Fenner & Smith	$33,499,381	—	$33,499,381	$(33,499,381)	—
Total	$48,499,381	$—	$48,499,381	$(48,499,381)	$—

Amounts designated as “—” are zero.

*	At December 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterizethe estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

27

Notes to Financial Statements (Continued)

December 31, 2016

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in real estate investment trusts. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investments and Futures Transactions
$(1)	$(127,750)	$127,751

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

28

Notes to Financial Statements (Continued)

December 31, 2016

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.205%
$1.5 billion up to $3 billion	0.185%
$3 billion and more	0.175%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate was 0.20%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.30% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

29

Notes to Financial Statements (Continued)

December 31, 2016

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $408,337 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $5,874.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% and 0.11% for Class I and Class II shares, respectively, for a total amount of $668,995.

Cross trades for the year ended December 31, 2016 were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series of NMF. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

Pursuant to these procedures, for the year ended December 31, 2016, the Fund engaged in securities purchases of $885,845 and securities sales of $431,936 which resulted in net realized gains of $69,605. All trades were executed at market value and with no commissions.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day

30

Notes to Financial Statements (Continued)

December 31, 2016

of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $247,460,626 and sales of $275,352,568 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2016, the Fund recaptured $0 of brokerage commissions.

31

Notes to Financial Statements (Continued)

December 31, 2016

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$17,989,674	$125,843,031	$143,832,705	$—	$143,832,705

Amount designated as “—” is zero or has been rounded to zero.

* Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$18,853,987	$88,948,568	$107,802,555	$—	$107,802,555

Amount designated as “—” is zero or has been rounded to zero.

* Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$4,007,699	$98,021,904	$102,029,603	$—	$396,978,666	$499,008,269

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,108,190,200	$471,419,642	$(74,440,977)	$396,978,665

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Mid Cap Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Mid Cap Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

33

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 62.98%.

The Fund designates $125,843,031 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

34

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

35

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

36

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

37

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

38

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

39

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

40

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

41

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

42

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

43

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

44

Annual Report

December 31, 2016

NVIT S&P 500 Index Fund

AR-SPX 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT S&P 500 Index Fund

For the annual period ended December 31, 2016, the NVIT S&P 500 Index Fund (Class IV) returned 11.59% versus 11.96% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of S&P 500 Index Funds (consisting of 64 funds as of December 31, 2016) was 11.57% for the same time period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The year started with U.S. stock prices falling due to fears of a global economic slowdown, oil prices cratering, and terrorist attacks in Istanbul, Jakarta and Pakistan. U.S. equity markets rebounded in the second quarter of 2016, despite increased volatility in June from the “Brexit,” i.e., the United Kingdom’s vote to leave the European Union.

U.S. equities capitalized on the upward momentum from their second-quarter rally, which continued through the second half of the reporting period, driven by a dovish Federal Reserve that kept rates unchanged and stronger-than-expected earnings releases versus analyst expectations. The U.S. economy continued to strengthen into the fourth quarter as seen by strong macroeconomic data and the tightening of the U.S. labor market. In light of the economic environment, the Fed’s decision to raise rates by 25 basis points at the end of the reporting period did not come as a big surprise.

The U.S. election and the Fed were front and center in 2016. The year started with an increase in volatility as investors prepared for a possible Fed rate increase and weighed probable outcomes of the U.S. election. While many people were shocked by the Trump win, markets did not experience the same type of volatility as that seen after the Brexit vote, with major U.S. indexes posting solid gains in November.

The strongest returns in the S&P 500 Index came from energy, with a gain of 27.36% in 2016. Increases were seen across most sectors, with notable results in telecommunications services, which posted a return of 23.49%, financials, with 21.64%, and industrials, with 21.64%. In contrast, health care, with -2.45%, posted the only negative return for the year.

Exchange-traded futures are employed to equitize cash flows generated from daily participant activity, dividends, interest received and other cash flows associated with securities in the portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Derivatives are not used in any speculative or arbitrage capacity, but only to equitize cash.

As of December 31, 2016, the Fund held E-mini S&P 500 exchange-traded index futures. These futures did not have any meaningful impact on performance.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Creighton Jue, CFA;

Alan Mason; and Greg Savage, CFA

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT S&P 500 Index Fund

Asset Allocation†

Common Stocks	96.4%
Repurchase Agreements	0.4%
Futures Contract††	0.0%
Other assets in excess of liabilities	3.2%
100.0%

Top Industries†††

Banks	6.7%
Oil, Gas & Consumable Fuels	6.3%
Pharmaceuticals	5.1%
Software	4.3%
Internet Software & Services	4.2%
Technology Hardware, Storage & Peripherals	3.7%
IT Services	3.7%
Semiconductors & Semiconductor Equipment	3.3%
Media	3.1%
Capital Markets	2.8%
Other Industries*	56.8%
100.0%

Top Holdings†††

Apple, Inc.	3.2%
Microsoft Corp.	2.5%
Exxon Mobil Corp.	1.9%
Johnson & Johnson	1.6%
JPMorgan Chase & Co.	1.6%
Berkshire Hathaway, Inc., Class B	1.6%
Amazon.com, Inc.	1.5%
General Electric Co.	1.4%
Facebook, Inc., Class A	1.4%
AT&T, Inc.	1.3%
Other Holdings*	82.0%
100.0%
Objective

The Fund seeks long-term capital appreciation.

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Fund Performance	NVIT S&P 500 Index Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class I	11.66%	N/A	12.00%	[2]
Class II	11.40%	N/A	11.70%	[2]
Class IV	11.59%	14.35%	6.62%
Class Y3	11.78%	14.46%	6.73%
S&P 500® Index	11.96%	14.66%	6.95%
CPI	2.07%	1.36%	1.81%

N/A—Not Applicable.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of May 1, 2013.

[3]	Effective May 1, 2008, Class ID shares were renamed Class Y shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.31%	0.24%
Class II	0.56%	0.49%
Class IV	0.26%	0.26%
Class Y	0.16%	0.16%

^	Current effective prospectus dated April 29, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (con’t.)	NVIT S&P 500 Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class IV shares of the NVIT S&P 500 Index Fund versus performance of the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT S&P 500 Index Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	1,077.30	1.31	0.25
	Hypothetical	(a)(b)	1,000.00	1,023.88	1.27	0.25
Class II Shares	Actual	(a)	1,000.00	1,076.10	2.61	0.50
	Hypothetical	(a)(b)	1,000.00	1,022.62	2.54	0.50
Class IV Shares	Actual	(a)	1,000.00	1,076.70	1.41	0.27
	Hypothetical	(a)(b)	1,000.00	1,023.78	1.37	0.27
Class Y Shares	Actual	(a)	1,000.00	1,077.70	0.89	0.17
	Hypothetical	(a)(b)	1,000.00	1,024.28	0.87	0.17

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2016

NVIT S&P 500 Index Fund

Common Stocks 96.4%

	Shares	Market Value

Aerospace & Defense 2.1%
Arconic, Inc.	67,842	$1,257,791
Boeing Co. (The)	90,452	14,081,567
General Dynamics Corp.	44,655	7,710,132
L-3 Communications Holdings, Inc.	12,046	1,832,317
Lockheed Martin Corp.	39,353	9,835,889
Northrop Grumman Corp.	27,828	6,472,236
Raytheon Co.	45,974	6,528,308
Rockwell Collins, Inc.	20,298	1,882,842
Textron, Inc.	41,976	2,038,355
TransDigm Group, Inc.	7,804	1,942,884
United Technologies Corp.	119,743	13,126,228

		66,708,549

Air Freight & Logistics 0.7%
CH Robinson Worldwide, Inc.	22,173	1,624,394
Expeditors International of Washington, Inc.	28,188	1,492,837
FedEx Corp.	38,064	7,087,517
United Parcel Service, Inc., Class B	107,688	12,345,352

		22,550,100

Airlines 0.6%
Alaska Air Group, Inc. (a)	19,313	1,713,642
American Airlines Group, Inc.	82,274	3,841,373
Delta Air Lines, Inc.	116,682	5,739,588
Southwest Airlines Co.	96,639	4,816,488
United Continental Holdings, Inc.*	45,716	3,331,782

		19,442,873

Auto Components 0.2%
BorgWarner, Inc. (a)	31,383	1,237,745
Delphi Automotive plc	42,533	2,864,598
Goodyear Tire & Rubber Co. (The)	41,336	1,276,042

		5,378,385

Automobiles 0.5%
Ford Motor Co.	608,278	7,378,412
General Motors Co.	216,608	7,546,623
Harley-Davidson, Inc.	27,865	1,625,644

		16,550,679

Banks 6.5%
Bank of America Corp.	1,580,123	34,920,718
BB&T Corp.	126,946	5,969,001
Citigroup, Inc.	445,611	26,482,662
Citizens Financial Group, Inc.	81,701	2,911,007
Comerica, Inc.	27,070	1,843,738
Fifth Third Bancorp	119,464	3,221,944
Huntington Bancshares, Inc.	168,476	2,227,253
JPMorgan Chase & Co.	559,532	48,282,016
KeyCorp	168,120	3,071,552
M&T Bank Corp.	24,627	3,852,402

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
People’s United Financial, Inc.	47,664	$922,775
PNC Financial Services Group, Inc. (The)	76,577	8,956,446
Regions Financial Corp.	195,481	2,807,107
SunTrust Banks, Inc.	78,170	4,287,624
U.S. Bancorp	250,880	12,887,706
Wells Fargo & Co.	705,823	38,897,905
Zions Bancorp	31,301	1,347,195

		202,889,051

Beverages 2.0%
Brown-Forman Corp., Class B	28,425	1,276,851
Coca-Cola Co. (The)	605,154	25,089,685
Constellation Brands, Inc., Class A	27,624	4,235,035
Dr. Pepper Snapple Group, Inc.	29,001	2,629,521
Molson Coors Brewing Co., Class B	28,455	2,768,956
Monster Beverage Corp.*	63,231	2,803,662
PepsiCo, Inc.	224,417	23,480,751

		62,284,461

Biotechnology 2.6%
AbbVie, Inc. (b)	253,873	15,897,527
Alexion Pharmaceuticals, Inc.*	34,874	4,266,834
Amgen, Inc.	116,633	17,052,911
Biogen, Inc.*	34,149	9,683,973
Celgene Corp.*	120,996	14,005,287
Gilead Sciences, Inc.	205,608	14,723,589
Regeneron Pharmaceuticals, Inc.*	11,761	4,317,346
Vertex Pharmaceuticals, Inc.*	38,619	2,845,062

		82,792,529

Building Products 0.3%
Allegion plc	14,876	952,064
Fortune Brands Home & Security, Inc.	23,815	1,273,150
Johnson Controls International plc	146,625	6,039,483
Masco Corp.	51,690	1,634,438

		9,899,135

Capital Markets 2.7%
Affiliated Managers Group, Inc.*	8,358	1,214,417
Ameriprise Financial, Inc.	25,142	2,789,254
Bank of New York Mellon Corp. (The)	166,525	7,889,955
BlackRock, Inc.	19,021	7,238,251
Charles Schwab Corp. (The)	187,728	7,409,624
CME Group, Inc.	52,806	6,091,172
E*TRADE Financial Corp.*	42,665	1,478,342
Franklin Resources, Inc.	54,749	2,166,965
Goldman Sachs Group, Inc. (The)	57,828	13,846,915
Intercontinental Exchange, Inc.	92,840	5,238,033
Invesco Ltd.	64,458	1,955,656
Moody’s Corp.	26,247	2,474,305
Morgan Stanley	225,184	9,514,024
Nasdaq, Inc.	17,758	1,191,917

9

Statement of Investments (Continued)

December 31, 2016

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
Northern Trust Corp.	33,319	$2,967,057
S&P Global, Inc.	41,114	4,421,400
State Street Corp.	57,106	4,438,278
T. Rowe Price Group, Inc.	38,417	2,891,263

		85,216,828

Chemicals 2.0%
Air Products & Chemicals, Inc.	33,744	4,853,062
Albemarle Corp.	17,432	1,500,547
CF Industries Holdings, Inc.	36,080	1,135,798
Dow Chemical Co. (The)	175,721	10,054,756
E.I. du Pont de Nemours & Co.	136,243	10,000,236
Eastman Chemical Co.	22,881	1,720,880
Ecolab, Inc.	40,924	4,797,111
FMC Corp.	20,580	1,164,005
International Flavors & Fragrances, Inc.	12,363	1,456,732
LyondellBasell Industries NV, Class A	53,130	4,557,491
Monsanto Co.	68,164	7,171,535
Mosaic Co. (The)	54,567	1,600,450
PPG Industries, Inc.	41,294	3,913,020
Praxair, Inc.	44,461	5,210,385
Sherwin-Williams Co. (The)	12,495	3,357,906

		62,493,914

Commercial Services & Supplies 0.3%
Cintas Corp.	13,558	1,566,762
Pitney Bowes, Inc.	29,653	450,429
Republic Services, Inc.	36,835	2,101,437
Stericycle, Inc.*	13,155	1,013,461
Waste Management, Inc.	63,412	4,496,545

		9,628,634

Communications Equipment 1.0%
Cisco Systems, Inc.	783,689	23,683,082
F5 Networks, Inc.*	10,318	1,493,221
Harris Corp.	19,296	1,977,261
Juniper Networks, Inc.	59,667	1,686,189
Motorola Solutions, Inc.	25,981	2,153,565

		30,993,318

Construction & Engineering 0.1%
Fluor Corp.	21,504	1,129,390
Jacobs Engineering Group, Inc.*	18,968	1,081,176
Quanta Services, Inc.*	24,658	859,331

		3,069,897

Construction Materials 0.1%
Martin Marietta Materials, Inc.	9,958	2,205,996
Vulcan Materials Co.	20,616	2,580,092

		4,786,088

Common Stocks (continued)

	Shares	Market Value

Consumer Finance 0.8%
American Express Co.	120,945	$8,959,606
Capital One Financial Corp.	75,417	6,579,379
Discover Financial Services	62,912	4,535,326
Navient Corp.	49,405	811,724
Synchrony Financial	123,533	4,480,542

		25,366,577

Containers & Packaging 0.3%
Avery Dennison Corp.	13,844	972,126
Ball Corp.	27,016	2,028,091
International Paper Co.	63,644	3,376,951
Sealed Air Corp.	30,338	1,375,525
WestRock Co.	39,294	1,994,956

		9,747,649

Distributors 0.1%
Genuine Parts Co.	23,144	2,211,178
LKQ Corp.*	47,378	1,452,135

		3,663,313

Diversified Consumer Services 0.0%†
H&R Block, Inc.	34,166	785,476

Diversified Financial Services 1.6%
Berkshire Hathaway, Inc., Class B*	295,889	48,223,989
Leucadia National Corp.	51,587	1,199,398

		49,423,387

Diversified Telecommunication Services 2.6%
AT&T, Inc.	958,257	40,754,670
CenturyLink, Inc. (a)	84,184	2,001,896
Frontier Communications Corp. (a)	180,285	609,363
Level 3 Communications, Inc.*	45,380	2,557,617
Verizon Communications, Inc.	635,021	33,897,421

		79,820,967

Electric Utilities 1.9%
Alliant Energy Corp.	35,276	1,336,607
American Electric Power Co., Inc.	76,671	4,827,206
Duke Energy Corp.	107,429	8,338,639
Edison International	50,433	3,630,672
Entergy Corp.	27,630	2,029,976
Eversource Energy	49,099	2,711,738
Exelon Corp.	143,784	5,102,894
FirstEnergy Corp.	65,578	2,030,951
NextEra Energy, Inc.	72,787	8,695,135
PG&E Corp.	77,701	4,721,890
Pinnacle West Capital Corp.	17,183	1,340,789
PPL Corp.	105,622	3,596,429
Southern Co. (The)	152,525	7,502,705
Xcel Energy, Inc.	78,566	3,197,636

		59,063,267

10

Statement of Investments (Continued)

December 31, 2016

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment 0.5%
Acuity Brands, Inc.	6,773	$1,563,615
AMETEK, Inc.	36,460	1,771,956
Eaton Corp. plc	71,034	4,765,671
Emerson Electric Co.	100,304	5,591,948
Rockwell Automation, Inc.	20,344	2,734,233

		16,427,423

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	47,682	3,204,230
Corning, Inc.	148,211	3,597,081
FLIR Systems, Inc.	21,293	770,594
TE Connectivity Ltd.	55,589	3,851,206

		11,423,111

Energy Equipment & Services 1.1%
Baker Hughes, Inc.	66,672	4,331,680
FMC Technologies, Inc.*	35,124	1,247,956
Halliburton Co.	134,127	7,254,929
Helmerich & Payne, Inc. (a)	16,720	1,294,128
National Oilwell Varco, Inc.	58,171	2,177,922
Schlumberger Ltd.	216,743	18,195,575
Transocean Ltd.*	51,722	762,382

		35,264,572

Equity Real Estate Investment Trusts (REITs) 2.7%
American Tower Corp.	66,303	7,006,901
Apartment Investment & Management Co., Class A	24,224	1,100,981
AvalonBay Communities, Inc.	21,402	3,791,364
Boston Properties, Inc.	23,775	2,990,419
Crown Castle International Corp.	56,176	4,874,392
Digital Realty Trust, Inc.	24,829	2,439,698
Equinix, Inc.	11,078	3,959,388
Equity Residential	56,521	3,637,692
Essex Property Trust, Inc.	10,126	2,354,295
Extra Space Storage, Inc.	19,358	1,495,212
Federal Realty Investment Trust	11,051	1,570,458
General Growth Properties, Inc.	90,148	2,251,897
HCP, Inc.	72,915	2,167,034
Host Hotels & Resorts, Inc.	116,447	2,193,861
Iron Mountain, Inc.	38,178	1,240,021
Kimco Realty Corp.	65,459	1,646,948
Macerich Co. (The)	18,801	1,331,863
Mid-America Apartment Communities, Inc.	17,674	1,730,638
Prologis, Inc.	82,166	4,337,543
Public Storage	23,235	5,193,022
Realty Income Corp.	40,291	2,315,927
Simon Property Group, Inc.	48,973	8,701,033
SL Green Realty Corp.	15,488	1,665,734
UDR, Inc.	41,350	1,508,448
Ventas, Inc.	54,751	3,423,033
Vornado Realty Trust	26,773	2,794,298

Common Stocks (continued)

	Shares	Market Value

Equity Real Estate Investment Trusts (REITs) (continued)
Welltower, Inc.	55,773	$3,732,887
Weyerhaeuser Co.	116,119	3,494,021

		84,949,008

Food & Staples Retailing 2.0%
Costco Wholesale Corp.	68,074	10,899,328
CVS Health Corp.	166,149	13,110,818
Kroger Co. (The)	148,240	5,115,762
Sysco Corp.	79,576	4,406,123
Walgreens Boots Alliance, Inc.	133,585	11,055,495
Wal-Mart Stores, Inc.	236,255	16,329,946
Whole Foods Market, Inc.	50,248	1,545,628

		62,463,100

Food Products 1.6%
Archer-Daniels-Midland Co.	90,724	4,141,551
Campbell Soup Co.	30,294	1,831,878
Conagra Brands, Inc.	64,966	2,569,405
General Mills, Inc.	93,035	5,746,772
Hershey Co. (The)	21,883	2,263,359
Hormel Foods Corp.	41,834	1,456,242
JM Smucker Co. (The)	18,155	2,324,929
Kellogg Co.	39,037	2,877,417
Kraft Heinz Co. (The)	92,915	8,113,338
McCormick & Co., Inc. (Non-Voting)	17,859	1,666,781
Mead Johnson Nutrition Co.	28,862	2,042,275
Mondelez International, Inc., Class A	242,846	10,765,363
Tyson Foods, Inc., Class A	46,371	2,860,163

		48,659,473

Health Care Equipment & Supplies 2.4%
Abbott Laboratories	229,093	8,799,462
Baxter International, Inc.	76,273	3,381,945
Becton Dickinson and Co.	33,188	5,494,273
Boston Scientific Corp.*	211,980	4,585,127
C.R. Bard, Inc.	11,414	2,564,269
Cooper Cos., Inc. (The)	7,592	1,328,069
Danaher Corp.	94,718	7,372,849
DENTSPLY SIRONA, Inc.	36,325	2,097,042
Edwards Lifesciences Corp.*	33,218	3,112,527
Hologic, Inc.*	43,249	1,735,150
Intuitive Surgical, Inc.*	5,998	3,803,752
Medtronic plc	215,351	15,339,452
St. Jude Medical, Inc.	44,383	3,559,073
Stryker Corp.	48,497	5,810,426
Varian Medical Systems, Inc.*	14,784	1,327,307
Zimmer Biomet Holdings, Inc.	31,175	3,217,260

		73,527,983

Health Care Providers & Services 2.5%
Aetna, Inc.	54,670	6,779,627
AmerisourceBergen Corp.	26,133	2,043,339

11

Statement of Investments (Continued)

December 31, 2016

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
Anthem, Inc.	41,011	$5,896,151
Cardinal Health, Inc.	49,658	3,573,886
Centene Corp.*	26,306	1,486,552
Cigna Corp.	39,991	5,334,400
DaVita, Inc.*	25,650	1,646,730
Envision Healthcare Corp.*	18,266	1,156,055
Express Scripts Holding Co.* (a)	97,953	6,738,187
HCA Holdings, Inc.*	46,007	3,405,438
Henry Schein, Inc.*	12,684	1,924,290
Humana, Inc.	23,229	4,739,413
Laboratory Corp. of America Holdings*	15,743	2,021,086
McKesson Corp.	35,171	4,939,767
Patterson Cos., Inc. (a)	12,929	530,477
Quest Diagnostics, Inc.	21,658	1,990,370
UnitedHealth Group, Inc.	148,520	23,769,141
Universal Health Services, Inc., Class B	13,991	1,488,363

		79,463,272

Health Care Technology 0.1%
Cerner Corp.*	46,843	2,218,953

Hotels, Restaurants & Leisure 1.5%
Carnival Corp.	67,476	3,512,801
Chipotle Mexican Grill, Inc.* (a)	4,536	1,711,524
Darden Restaurants, Inc.	19,663	1,429,893
Marriott International, Inc., Class A	49,838	4,120,606
McDonald’s Corp.	129,856	15,806,072
Royal Caribbean Cruises Ltd.	26,250	2,153,550
Starbucks Corp.	228,798	12,702,865
Wyndham Worldwide Corp.	17,416	1,330,060
Wynn Resorts Ltd.	12,601	1,090,112
Yum! Brands, Inc.	54,323	3,440,276

		47,297,759

Household Durables 0.5%
D.R. Horton, Inc.	52,803	1,443,106
Garmin Ltd. (a)	18,208	882,906
Harman International Industries, Inc.	11,013	1,224,205
Leggett & Platt, Inc.	21,005	1,026,725
Lennar Corp., Class A	29,266	1,256,389
Mohawk Industries, Inc.*	9,846	1,966,049
Newell Brands, Inc.	75,147	3,355,314
PulteGroup, Inc.	49,182	903,965
Whirlpool Corp.	11,757	2,137,070

		14,195,729

Household Products 1.7%
Church & Dwight Co., Inc.	40,162	1,774,759
Clorox Co. (The)	20,038	2,404,961
Colgate-Palmolive Co.	138,930	9,091,579
Kimberly-Clark Corp.	55,865	6,375,314
Procter & Gamble Co. (The)	417,777	35,126,690

		54,773,303

Common Stocks (continued)

	Shares	Market Value

Independent Power and Renewable Electricity Producers 0.1%
AES Corp.	102,122	$1,186,658
NRG Energy, Inc.	48,743	597,589

		1,784,247

Industrial Conglomerates 2.5%
3M Co.	94,271	16,833,973
General Electric Co.	1,383,307	43,712,501
Honeywell International, Inc.	118,571	13,736,450
Roper Technologies, Inc.	15,645	2,864,287

		77,147,211

Insurance 2.7%
Aflac, Inc.	63,812	4,441,315
Allstate Corp. (The)	57,880	4,290,066
American International Group, Inc.	152,582	9,965,130
Aon plc	41,392	4,616,450
Arthur J. Gallagher & Co.	27,393	1,423,340
Assurant, Inc.	9,380	871,027
Chubb Ltd.	72,492	9,577,643
Cincinnati Financial Corp.	23,349	1,768,687
Hartford Financial Services Group, Inc. (The)	60,150	2,866,148
Lincoln National Corp.	36,286	2,404,673
Loews Corp.	43,095	2,018,139
Marsh & McLennan Cos., Inc.	80,682	5,453,296
MetLife, Inc.	171,234	9,227,800
Principal Financial Group, Inc.	41,982	2,429,079
Progressive Corp. (The)	90,450	3,210,975
Prudential Financial, Inc.	68,089	7,085,341
Torchmark Corp.	17,457	1,287,628
Travelers Cos., Inc. (The)	44,933	5,500,698
Unum Group	36,974	1,624,268
Willis Towers Watson plc	20,213	2,471,646
XL Group Ltd.	42,850	1,596,591

		84,129,940

Internet & Direct Marketing Retail 2.2%
Amazon.com, Inc.*	61,572	46,170,996
Expedia, Inc.	18,781	2,127,512
Netflix, Inc.*	66,814	8,271,573
Priceline Group, Inc. (The)*	7,740	11,347,304
TripAdvisor, Inc.*	17,634	817,689

		68,735,074

Internet Software & Services 4.1%
Akamai Technologies, Inc.*	27,360	1,824,365
Alphabet, Inc., Class A*	46,225	36,631,001
Alphabet, Inc., Class C*	46,333	35,760,736
eBay, Inc.*	164,299	4,878,037
Facebook, Inc., Class A*	365,451	42,045,138
VeriSign, Inc.* (a)	14,477	1,101,265
Yahoo!, Inc.*	136,444	5,276,290

		127,516,832

12

Statement of Investments (Continued)

December 31, 2016

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

IT Services 3.6%
Accenture plc, Class A	97,196	$11,384,567
Alliance Data Systems Corp.	9,174	2,096,259
Automatic Data Processing, Inc.	70,810	7,277,852
Cognizant Technology Solutions Corp., Class A*	94,287	5,282,901
CSRA, Inc.	22,693	722,545
Fidelity National Information Services, Inc.	51,056	3,861,876
Fiserv, Inc.*	34,509	3,667,617
Global Payments, Inc.	23,852	1,655,567
International Business Machines Corp.	135,550	22,499,944
MasterCard, Inc.	149,542	15,440,211
Paychex, Inc.	49,726	3,027,319
PayPal Holdings, Inc.*	174,833	6,900,659
Teradata Corp.*	20,423	554,893
Total System Services, Inc.	26,085	1,278,948
Visa, Inc., Class A	292,033	22,784,415
Western Union Co. (The)	76,020	1,651,154
Xerox Corp.	132,650	1,158,034

		111,244,761

Leisure Products 0.1%
Hasbro, Inc.	17,386	1,352,457
Mattel, Inc.	52,631	1,449,984

		2,802,441

Life Sciences Tools & Services 0.6%
Agilent Technologies, Inc.	50,737	2,311,578
Illumina, Inc.*	22,755	2,913,550
Mettler-Toledo International, Inc.*	4,153	1,738,280
PerkinElmer, Inc.	16,995	886,289
Thermo Fisher Scientific, Inc.	61,339	8,654,933
Waters Corp.*	12,578	1,690,357

		18,194,987

Machinery 1.4%
Caterpillar, Inc.	91,017	8,440,917
Cummins, Inc.	24,180	3,304,681
Deere & Co.	45,080	4,645,043
Dover Corp.	23,995	1,797,945
Flowserve Corp. (a)	20,134	967,439
Fortive Corp.	46,861	2,513,155
Illinois Tool Works, Inc.	49,771	6,094,957
Ingersoll-Rand plc	40,211	3,017,433
PACCAR, Inc.	54,388	3,475,393
Parker-Hannifin Corp.	20,913	2,927,820
Pentair plc	25,972	1,456,250
Snap-on, Inc.	8,993	1,540,231
Stanley Black & Decker, Inc.	23,581	2,704,505
Xylem, Inc.	27,629	1,368,188

		44,253,957

Common Stocks (continued)

	Shares	Market Value

Media 3.0%
CBS Corp. (Non-Voting), Class B	63,402	$4,033,635
Charter Communications, Inc.*	33,773	9,723,922
Comcast Corp., Class A	372,173	25,698,546
Discovery Communications, Inc., Class A* (a)	22,585	619,055
Discovery Communications, Inc., Class C*	34,951	935,988
Interpublic Group of Cos., Inc. (The)	62,247	1,457,202
News Corp., Class A	58,819	674,066
News Corp., Class B	18,669	220,294
Omnicom Group, Inc.	37,087	3,156,475
Scripps Networks Interactive, Inc., Class A	14,685	1,048,068
TEGNA, Inc.	34,011	727,495
Time Warner, Inc.	121,301	11,709,185
Twenty-First Century Fox, Inc., Class A	165,819	4,649,565
Twenty-First Century Fox, Inc., Class B	75,906	2,068,438
Viacom, Inc., Class B	53,629	1,882,378
Walt Disney Co. (The)	228,948	23,860,961

		92,465,273

Metals & Mining 0.3%
Freeport-McMoRan, Inc.*	190,468	2,512,273
Newmont Mining Corp.	82,681	2,816,941
Nucor Corp.	49,215	2,929,277

		8,258,491

Multiline Retail 0.5%
Dollar General Corp.	40,398	2,992,280
Dollar Tree, Inc.*	36,735	2,835,207
Kohl’s Corp.	27,987	1,381,998
Macy’s, Inc.	48,032	1,720,026
Nordstrom, Inc. (a)	18,121	868,540
Target Corp.	89,595	6,471,447

		16,269,498

Multi-Utilities 1.0%
Ameren Corp.	37,558	1,970,293
CenterPoint Energy, Inc.	66,603	1,641,098
CMS Energy Corp.	42,904	1,785,664
Consolidated Edison, Inc.	47,283	3,483,811
Dominion Resources, Inc.	97,528	7,469,670
DTE Energy Co.	27,782	2,736,805
NiSource, Inc.	49,378	1,093,229
Public Service Enterprise Group, Inc.	78,392	3,439,841
SCANA Corp.	22,123	1,621,173
Sempra Energy	38,916	3,916,506
WEC Energy Group, Inc.	48,861	2,865,698

		32,023,788

Oil, Gas & Consumable Fuels 6.1%
Anadarko Petroleum Corp.	87,256	6,084,361
Apache Corp.	59,139	3,753,552
Cabot Oil & Gas Corp.	72,532	1,694,348

13

Statement of Investments (Continued)

December 31, 2016

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Chesapeake Energy Corp.* (a)	101,708	$713,990
Chevron Corp.	294,189	34,626,045
Cimarex Energy Co.	14,678	1,994,740
Concho Resources, Inc.*	22,152	2,937,355
ConocoPhillips	193,005	9,677,271
Devon Energy Corp.	81,441	3,719,411
EOG Resources, Inc.	89,997	9,098,697
EQT Corp.	26,840	1,755,336
Exxon Mobil Corp.	646,582	58,360,491
Hess Corp.	41,956	2,613,439
Kinder Morgan, Inc.	299,255	6,197,571
Marathon Oil Corp.	130,588	2,260,478
Marathon Petroleum Corp.	81,920	4,124,672
Murphy Oil Corp. (a)	25,032	779,246
Newfield Exploration Co.*	30,670	1,242,135
Noble Energy, Inc.	66,382	2,526,499
Occidental Petroleum Corp.	119,067	8,481,142
ONEOK, Inc.	32,505	1,866,112
Phillips 66	69,240	5,983,028
Pioneer Natural Resources Co.	26,437	4,760,511
Range Resources Corp.	29,293	1,006,508
Southwestern Energy Co.*	76,894	831,993
Spectra Energy Corp.	109,246	4,488,918
Tesoro Corp.	18,467	1,614,939
Valero Energy Corp.	71,906	4,912,618
Williams Cos., Inc. (The)	105,655	3,290,097

		191,395,503

Personal Products 0.1%
Coty, Inc., Class A	73,430	1,344,503
Estee Lauder Cos., Inc. (The), Class A	34,351	2,627,508

		3,972,011

Pharmaceuticals 4.9%
Allergan plc* (a)	58,448	12,274,664
Bristol-Myers Squibb Co.	260,466	15,221,633
Eli Lilly & Co.	151,418	11,136,794
Endo International plc*	31,644	521,177
Johnson & Johnson	425,409	49,011,371
Mallinckrodt plc*	16,782	836,079
Merck & Co., Inc.	430,957	25,370,439
Mylan NV*	71,686	2,734,821
Perrigo Co. plc	22,334	1,858,859
Pfizer, Inc.	945,073	30,695,971
Zoetis, Inc.	77,127	4,128,608

		153,790,416

Professional Services 0.3%
Dun & Bradstreet Corp. (The)	5,537	671,749
Equifax, Inc.	18,598	2,198,841
Nielsen Holdings plc	52,356	2,196,334
Robert Half International, Inc.	20,302	990,332
Verisk Analytics, Inc., Class A*	24,499	1,988,584

		8,045,840

Common Stocks (continued)

	Shares	Market Value

Real Estate Management & Development 0.0%†
CBRE Group, Inc., Class A*	46,551	$1,465,891

Road & Rail 0.9%
CSX Corp.	147,355	5,294,465
J.B. Hunt Transport Services, Inc.	13,791	1,338,692
Kansas City Southern	16,795	1,425,056
Norfolk Southern Corp.	45,749	4,944,095
Ryder System, Inc.	8,061	600,061
Union Pacific Corp.	129,784	13,456,005

		27,058,374

Semiconductors & Semiconductor Equipment 3.2%
Analog Devices, Inc.	47,989	3,484,961
Applied Materials, Inc.	169,296	5,463,182
Broadcom Ltd.	61,658	10,899,284
First Solar, Inc.* (a)	11,519	369,645
Intel Corp.	736,860	26,725,912
KLA-Tencor Corp.	24,096	1,895,873
Lam Research Corp.	24,973	2,640,395
Linear Technology Corp.	37,049	2,310,005
Microchip Technology, Inc. (a)	33,569	2,153,451
Micron Technology, Inc.*	160,590	3,520,133
NVIDIA Corp.	83,355	8,897,313
Qorvo, Inc.*	19,985	1,053,809
QUALCOMM, Inc.	229,649	14,973,115
Skyworks Solutions, Inc.	29,224	2,181,864
Texas Instruments, Inc.	156,443	11,415,646
Xilinx, Inc.	39,556	2,387,996

		100,372,584

Software 4.2%
Activision Blizzard, Inc.	106,259	3,837,012
Adobe Systems, Inc.*	77,649	7,993,965
Autodesk, Inc.*	30,431	2,252,198
CA, Inc.	48,974	1,555,904
Citrix Systems, Inc.*	24,269	2,167,464
Electronic Arts, Inc.*	46,904	3,694,159
Intuit, Inc.	38,185	4,376,383
Microsoft Corp.	1,215,204	75,512,777
Oracle Corp.	469,017	18,033,704
Red Hat, Inc.*	28,269	1,970,349
salesforce.com, Inc.*	100,344	6,869,550
Symantec Corp.	95,909	2,291,266

		130,554,731

Specialty Retail 2.4%
Advance Auto Parts, Inc.	11,350	1,919,512
AutoNation, Inc.*	10,342	503,138
AutoZone, Inc.*	4,555	3,597,493
Bed Bath & Beyond, Inc.	24,058	977,717
Best Buy Co., Inc.	43,610	1,860,839
CarMax, Inc.* (a)	30,298	1,950,888
Foot Locker, Inc.	21,247	1,506,200

14

Statement of Investments (Continued)

December 31, 2016

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Gap, Inc. (The)	35,028	$786,028
Home Depot, Inc. (The)	190,483	25,539,961
L Brands, Inc.	37,437	2,464,852
Lowe’s Cos., Inc.	136,264	9,691,096
O’Reilly Automotive, Inc.*	14,792	4,118,241
Ross Stores, Inc.	61,811	4,054,801
Signet Jewelers Ltd. (a)	11,781	1,110,477
Staples, Inc.	99,958	904,620
Tiffany & Co. (a)	16,741	1,296,256
TJX Cos., Inc. (The)	102,314	7,686,851
Tractor Supply Co.	20,702	1,569,418
Ulta Salon Cosmetics & Fragrance, Inc.*	9,139	2,329,897
Urban Outfitters, Inc.*	13,148	374,455

		74,242,740

Technology Hardware, Storage & Peripherals 3.6%
Apple, Inc.	833,812	96,572,106
Hewlett Packard Enterprise Co.	258,273	5,976,437
HP, Inc.	267,273	3,966,331
NetApp, Inc.	43,407	1,530,965
Seagate Technology plc	45,884	1,751,392
Western Digital Corp.	44,327	3,012,020

		112,809,251

Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.	42,985	1,505,335
Hanesbrands, Inc.	58,886	1,270,171
Michael Kors Holdings Ltd.*	26,354	1,132,695
NIKE, Inc., Class B	210,141	10,681,467
PVH Corp.	12,685	1,144,694
Ralph Lauren Corp.	8,999	812,789
Under Armour, Inc., Class A* (a)	28,118	816,828
Under Armour, Inc., Class C*	28,317	712,739
VF Corp.	51,688	2,757,555

		20,834,273

Tobacco 1.6%
Altria Group, Inc.	304,680	20,602,462
Philip Morris International, Inc.	241,764	22,118,988
Reynolds American, Inc.	129,018	7,230,169

		49,951,619

Trading Companies & Distributors 0.2%
Fastenal Co. (a)	44,661	2,098,174
United Rentals, Inc.*	13,427	1,417,623
W.W. Grainger, Inc.	8,661	2,011,517

		5,527,314

Water Utilities 0.1%
American Water Works Co., Inc.	27,555	1,993,880

Total Common Stocks (cost $1,778,756,057)		3,010,059,690

Repurchase Agreements 0.4%

	Principal Amount	Market Value

Bank of America NA, 0.50%, dated 12/30/16, due 01/03/17, repurchase price $1,500,083, collateralized by U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $1,530,000. (c)(d)	$1,500,000	$1,500,000
BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $1,500,082, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 01/05/17 - 08/01/46; total market value $1,530,000. (c)(d)	1,500,000	1,500,000
ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $10,515,186, collateralized by U.S. Government Agency Securities, ranging from 2.24% - 4.00%, maturing 11/01/26 - 05/01/46; total market value $10,724,894. (c)(d)	10,514,602	10,514,602

Total Repurchase Agreements (cost $13,514,602)		13,514,602

Total Investments (cost $1,792,270,659) (e) — 96.8%		3,023,574,292
Other assets in excess of liabilities — 3.2%		99,627,797

NET ASSETS — 100.0%		$3,123,202,089

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2016. The total value of securities on loan at December 31, 2016 was $35,587,502, which was collateralized by repurchase agreements with a total value of $13,514,602 and $22,948,042 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.13%, and maturity dates ranging from 12/01/17 – 15/08/46, a total value of $36,462,644.

(b)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2016 was $13,514,602.

15

Statement of Investments (Continued)

December 31, 2016

NVIT S&P 500 Index Fund (Continued)

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd. Limited
NA National Association
NV Public Traded Company
plc Public Limited Company
REIT Real Estate Investment Trust

At December 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
1,006	S&P 500 E-Mini	03/17/17	$112,480,860	$165,196

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2016

NVIT S&P 500 Index Fund
Assets:
Investments, at value* (cost $1,778,756,057)	$3,010,059,690
Repurchase agreements, at value (cost $13,514,602)	13,514,602

Total Investments, at value (total cost $1,792,270,659)	3,023,574,292

Cash	110,247,017
Interest and dividends receivable	3,857,771
Security lending income receivable	14,351
Receivable for capital shares issued	873,736
Reclaims receivable	10,004
Prepaid expenses	5,416

Total Assets	3,138,582,587

Liabilities:
Payable for capital shares redeemed	763,389
Payable for variation margin on futures contracts	437,680
Payable upon return of securities loaned (Note 2)	13,514,602
Accrued expenses and other payables:
Investment advisory fees	302,862
Fund administration fees	73,731
Distribution fees	90,727
Administrative servicing fees	48,283
Accounting and transfer agent fees	624
Custodian fees	18,091
Compliance program costs (Note 3)	3,200
Professional fees	24,646
Printing fees	12,359
Other	90,304

Total Liabilities	15,380,498

Net Assets	$3,123,202,089

Represented by:
Capital	$1,861,095,000
Accumulated undistributed net investment income	3,876,622
Accumulated net realized gains from investments and futures transactions	26,761,638
Net unrealized appreciation/(depreciation) from investments	1,231,303,633
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	165,196

Net Assets	$3,123,202,089

Net Assets:
Class I Shares	$113,040,951
Class II Shares	438,477,876
Class IV Shares	166,977,207
Class Y Shares	2,404,706,055

Total	$3,123,202,089

*	Includes value of securities on loan of $35,587,502 (Note 2)

17

Statement of Assets and Liabilities (Continued)

December 31, 2016

NVIT S&P 500 Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	7,511,325
Class II Shares	29,256,356
Class IV Shares	11,076,785
Class Y Shares	159,607,828

Total	207,452,294

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$15.05
Class II Shares	$14.99
Class IV Shares	$15.07
Class Y Shares	$15.07

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2016

NVIT S&P 500 Index Fund
INVESTMENT INCOME:
Dividend income	$64,342,284
Interest income	450,943
Income from securities lending (Note 2)	269,079
Foreign tax withholding	(7,503)

Total Income	65,054,803

EXPENSES:
Investment advisory fees	3,413,252
Fund administration fees	834,486
Distribution fees Class II Shares	881,211
Administrative servicing fees Class I Shares	100,672
Administrative servicing fees Class II Shares	528,731
Administrative servicing fees Class IV Shares	162,556
Professional fees	141,836
Printing fees	23,450
Trustee fees	90,734
Custodian fees	110,150
Accounting and transfer agent fees	3,958
Compliance program costs (Note 3)	12,893
Index licensing fee	295,874
Other	76,492

Total expenses before fees waived	6,676,295

Administrative servicing fees waived - Class I (Note 3)	(46,980)
Administrative servicing fees waived - Class II (Note 3)	(246,743)

Net Expenses	6,382,572

NET INVESTMENT INCOME	58,672,231

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	78,767,291
Net realized gains from futures transactions (Note 2)	14,128,415

Net realized gains from investments and futures transactions	92,895,706

Net change in unrealized appreciation/(depreciation) from investments	183,800,941
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	768,791

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	184,569,732

Net realized/unrealized gains from investments and futures transactions	277,465,438

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$336,137,669

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT S&P 500 Index Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$58,672,231	$59,872,707
Net realized gains from investments and futures transactions	92,895,706	53,048,977
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	184,569,732	(72,357,633)

Change in net assets resulting from operations	336,137,669	40,564,051

Distributions to Shareholders From:
Net investment income:
Class I	(1,960,239)	(868,540)
Class II	(6,817,978)	(5,060,916)
Class IV	(2,952,359)	(3,068,499)
Class Y	(45,093,790)	(48,856,861)
Net realized gains:
Class I	(1,291,322)	(416,703)
Class II	(6,923,821)	(3,975,423)
Class IV	(2,992,233)	(2,444,802)
Class Y	(42,832,100)	(36,975,818)

Change in net assets from shareholder distributions	(110,863,842)	(101,667,562)

Change in net assets from capital transactions	(105,912,981)	90,591,591

Change in net assets	119,360,846	29,488,080

Net Assets:
Beginning of year	3,003,841,243	2,974,353,163

End of year	$3,123,202,089	$3,003,841,243

Accumulated undistributed net investment income at end of year	$3,876,622	$3,499,898

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$106,628,262	$59,211,189
Dividends reinvested	3,251,561	1,285,243
Cost of shares redeemed	(50,621,939)	(20,565,283)

Total Class I Shares	59,257,884	39,931,149

Class II Shares
Proceeds from shares issued	120,124,912	137,256,065
Dividends reinvested	13,741,799	9,036,339
Cost of shares redeemed	(22,563,896)	(14,157,446)

Total Class II Shares	111,302,815	132,134,958

Class IV Shares
Proceeds from shares issued	3,769,821	3,292,789
Dividends reinvested	5,944,592	5,513,301
Cost of shares redeemed	(19,326,703)	(17,844,477)

Total Class IV Shares	(9,612,290)	(9,038,387)

Class Y Shares
Proceeds from shares issued	87,068,612	145,980,185
Dividends reinvested	87,925,890	85,832,679
Cost of shares redeemed	(441,855,892)	(304,248,993)

Total Class Y Shares	(266,861,390)	(72,436,129)

Change in net assets from capital transactions	$(105,912,981)	$90,591,591

20

Statements of Changes in Net Assets (Continued)

	NVIT S&P 500 Index Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	7,548,853	4,135,641
Reinvested	217,850	93,238
Redeemed	(3,730,153)	(1,462,203)

Total Class I Shares	4,036,550	2,766,676

Class II Shares
Issued	8,386,349	9,571,665
Reinvested	930,552	660,868
Redeemed	(1,637,858)	(996,446)

Total Class II Shares	7,679,043	9,236,087

Class IV Shares
Issued	261,779	229,555
Reinvested	400,073	401,367
Redeemed	(1,339,652)	(1,237,021)

Total Class IV Shares	(677,800)	(606,099)

Class Y Shares
Issued	6,206,418	10,227,828
Reinvested	5,912,183	6,247,923
Redeemed	(30,555,060)	(20,866,419)

Total Class Y Shares	(18,436,459)	(4,390,668)

Total change in shares	(7,398,666)	7,005,996

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT S&P 500 Index Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Year Ended December 31, 2016	$13.98	0.28	1.34	1.62	(0.28)	(0.27)	(0.55)	$15.05	11.66%	$113,040,951	0.25%	1.94%	0.32%	3.70%
Year Ended December 31, 2015	$14.31	0.29	(0.14)	0.15	(0.27)	(0.21)	(0.48)	$13.98	1.16%	$48,560,784	0.25%	2.04%	0.32%	4.27%
Year Ended December 31, 2014	$12.86	0.24	1.47	1.71	(0.26)	–	(0.26)	$14.31	13.36%	$10,130,621	0.25%	1.79%	0.32%	3.49%
Period Ended December 31, 2013 (f)	$11.07	0.16	1.86	2.02	(0.23)	–	(0.23)	$12.86	18.36%	$3,593,403	0.24%	1.92%	0.31%	4.05%

Class II Shares
Year Ended December 31, 2016	$13.93	0.24	1.33	1.57	(0.24)	(0.27)	(0.51)	$14.99	11.40%	$438,477,876	0.50%	1.69%	0.57%	3.70%
Year Ended December 31, 2015	$14.26	0.25	(0.13)	0.12	(0.24)	(0.21)	(0.45)	$13.93	0.94%	$300,494,037	0.50%	1.73%	0.57%	4.27%
Year Ended December 31, 2014	$12.83	0.21	1.46	1.67	(0.24)	–	(0.24)	$14.26	13.08%	$176,013,159	0.50%	1.54%	0.57%	3.49%
Period Ended December 31, 2013 (f)	$11.07	0.13	1.85	1.98	(0.22)	–	(0.22)	$12.83	18.02%	$45,600,154	0.49%	1.61%	0.55%	4.05%

Class IV Shares
Year Ended December 31, 2016	$14.00	0.28	1.33	1.61	(0.27)	(0.27)	(0.54)	$15.07	11.59%	$166,977,207	0.27%	1.92%	0.27%	3.70%
Year Ended December 31, 2015	$14.32	0.28	(0.13)	0.15	(0.26)	(0.21)	(0.47)	$14.00	1.17%	$164,510,877	0.26%	1.92%	0.26%	4.27%
Year Ended December 31, 2014	$12.87	0.24	1.46	1.70	(0.25)	–	(0.25)	$14.32	13.29%	$177,018,522	0.27%	1.75%	0.27%	3.49%
Year Ended December 31, 2013	$9.92	0.21	2.96	3.17	(0.22)	–	(0.22)	$12.87	32.07%	$169,861,215	0.27%	1.83%	0.27%	4.05%
Year Ended December 31, 2012	$8.74	0.20	1.17	1.37	(0.19)	–	(0.19)	$9.92	15.73%	$143,501,136	0.28%	2.02%	0.28%	3.69%

Class Y Shares
Year Ended December 31, 2016	$13.99	0.29	1.34	1.63	(0.28)	(0.27)	(0.55)	$15.07	11.78%	$2,404,706,055	0.17%	2.02%	0.17%	3.70%
Year Ended December 31, 2015	$14.31	0.29	(0.12)	0.17	(0.28)	(0.21)	(0.49)	$13.99	1.28%	$2,490,275,545	0.17%	2.01%	0.17%	4.27%
Year Ended December 31, 2014	$12.86	0.25	1.47	1.72	(0.27)	–	(0.27)	$14.31	13.41%	$2,611,190,861	0.17%	1.85%	0.17%	3.49%
Year Ended December 31, 2013	$9.91	0.22	2.96	3.18	(0.23)	–	(0.23)	$12.86	32.23%	$2,854,049,003	0.17%	1.93%	0.17%	4.05%
Year Ended December 31, 2012	$8.74	0.21	1.16	1.37	(0.20)	–	(0.20)	$9.91	15.74%	$2,380,686,407	0.18%	2.13%	0.18%	3.69%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 2, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of May 1, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT S&P 500 Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund of funds, such as the NVIT Investor Destinations Funds and NVIT Flexible Moderate Growth Fund.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

23

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

24

Notes to Financial Statements (Continued)

December 31, 2016

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$3,010,059,690	$—	$—	$3,010,059,690
Futures Contracts	165,196	—	—	165,196
Repurchase Agreements	—	13,514,602	—	13,514,602
Total	$3,010,224,886	$13,514,602	$—	$3,023,739,488

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

25

Notes to Financial Statements (Continued)

December 31, 2016

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts (a)
Equity risk	Unrealized appreciation from futures contracts	$165,196
Total		$165,196

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$14,128,415
Total	$14,128,415

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$768,791
Total	$768,791

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Futures Contracts:
Average Notional Balance Long	$102,893,028

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

26

Notes to Financial Statements (Continued)

December 31, 2016

(d)	Securities Lending

During the year ended December 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2016, were $13,514,602, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to note (a) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the

27

Notes to Financial Statements (Continued)

December 31, 2016

Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $200,011,111, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $100,005,444, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% – 7.50%, maturing 01/05/17 – 08/01/46; total market value $102,000,004.

ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $350,019,444, collateralized by U.S. Government Agency Securities, ranging from 2.24% – 4.00%, maturing 11/01/26 – 05/01/46; total market value $357,000,001.

At December 31, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$1,500,000	$—	$1,500,000	$(1,500,000)	$—
BNP Paribas Securities Corp.	1,500,000	—	1,500,000	(1,500,000)	—
ML Pierce Fenner & Smith, Inc.	10,514,602	—	10,514,602	(10,514,602)	—
Total	$13,514,602	$—	$13,514,602	$(13,514,602)	$—

Amounts designated as “—” are zero.

*	At December 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of

28

Notes to Financial Statements (Continued)

December 31, 2016

Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to reclassifications due to corporate actions. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from investments and futures transactions
$—	$(1,471,141)	$1,471,141

Amount designated as “—“ is zero or has been rounded to zero.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely

29

Notes to Financial Statements (Continued)

December 31, 2016

understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.125%
$1.5 billion up to $3 billion	0.105%
$3 billion and more	0.095%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate was 0.12%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.21% for all share classes until April 30, 2017.

30

Notes to Financial Statements (Continued)

December 31, 2016

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $834,486 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $12,893.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund. The Trust and NFS have entered into a written contract waiving 0.07% of these fees for Class I and Class II shares of the Fund until April 30, 2017.

31

Notes to Financial Statements (Continued)

December 31, 2016

For the year ended December 31, 2016, the effective rate for administrative services fees before contractual fee waivers was 0.15% and 0.15% for Class I and Class II shares, respectively, and after contractual fee waivers was 0.08% and 0.08%, respectively. For the year ended December 31, 2016, the effective rate for administrative services fees was 0.10% for Class IV shares.

For the year ended December 31, 2016, the Fund’s total administrative services fees were $791,959. During the year ended December 31, 2016, the waiver of such administrative services fees by NFS amounted to $293,723 for which NFS shall not be entitled to reimbursement by the Fund for any amount waived.

Cross trades for the year ended December 31, 2016 were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series of NMF. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

Pursuant to these procedures, for the year ended December 31, 2016, the Fund engaged in securities purchases of $3,374,635 and securities sales of $1,041,679 which resulted in net realized losses of $(1,711,831). All trades were executed at market value and with no commissions.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $106,369,757 and sales of $250,689,330 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

32

Notes to Financial Statements (Continued)

December 31, 2016

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2016, the Fund recaptured $0 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$60,292,428	$50,571,414	$110,863,842	$—	$110,863,842

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

33

Notes to Financial Statements (Continued)

December 31, 2016

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$57,854,816	$43,812,746	$101,667,562	$—	$101,667,562

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$10,199,934	$77,558,154	$87,758,088	$—	$1,174,349,001	$1,262,107,089

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,849,225,291	$1,266,183,605	$(91,834,604)	$1,174,349,001

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

34

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT S&P 500 Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

35

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 86.92%.

The Fund designates $50,571,414 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

36

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

37

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

38

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

39

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

40

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

41

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

42

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

43

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

44

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

45

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

46

Annual Report

December 31, 2016

NVIT Small Cap Index Fund

AR-SCX 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Small Cap Index Fund

For the annual period ended December 31, 2016, the NVIT Small Cap Index Fund (Class Y) returned 21.22% versus 21.31% for its benchmark, the Russell 2000® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Small-Cap Core Funds (consisting of 136 funds as of December 31, 2016) was 20.97% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The year started with U.S. stock prices falling due to fears of a global economic slowdown, oil prices cratering, and terrorist attacks in Istanbul, Jakarta and Pakistan. U.S. equity markets rebounded in the second quarter of 2016, despite increased volatility in June from the “Brexit,” i.e., the United Kingdom’s vote to leave the European Union.

U.S. equities capitalized on the upward momentum from their second-quarter rally, which continued through the second half of the reporting period, driven by a dovish Federal Reserve that kept rates unchanged and stronger-than-expected earnings releases versus analyst expectations. The U.S. economy continued to strengthen into the fourth quarter as seen by strong macroeconomic data and the tightening of the U.S. labor market. In light of the economic environment, the Fed’s decision to raise rates by 25 basis points at the end of the reporting period did not come as a big surprise.

The U.S. election and the Fed were front and center in 2016. The year started with an increase in volatility as investors prepared for a possible Fed rate increase and weighed probable outcomes of the U.S. election. While many people were shocked by the Trump win, markets did not experience the same type of volatility as that seen after the Brexit vote, with major U.S. indexes posting solid gains in November.

The strongest returns in the Russell 2000 Index came from materials, with a gain of 47.86% in 2016 on a total return basis. Increases were seen across most sectors, with notable results in financials, which posted a return of 34.69%, and industrials, with 32.09%. In contrast, health care, with -7.40%, posted the only negative return for the year.

Exchange-traded futures are employed to equitize cash flows generated from daily participant activity, dividends, interest received and other cash flows associated with securities in the portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Derivatives are not used in any speculative or arbitrage capacity, but only to equitize cash.

As of December 31, 2016, the Fund held Russell 2000 Mini exchange-traded index futures. These futures did not have any meaningful impact on performance.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Creighton Jue, CFA; Alan Mason; and Greg Savage, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including small companies). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Small Cap Index Fund

Asset Allocation†

Common Stocks	95.9%
Repurchase Agreements	7.3%
Rights††	0.0%
Futures Contract††	(0.0)%
Liabilities in excess of other assets	(3.2)%
100.0%

Top Industries†††

Banks	11.0%
Equity Real Estate Investment Trusts (REITs)	6.9%
Biotechnology	4.0%
Semiconductors & Semiconductor Equipment	3.7%
Machinery	3.4%
Software	3.3%
Health Care Equipment & Supplies	2.9%
Hotels, Restaurants & Leisure	2.8%
Electronic Equipment, Instruments & Components	2.6%
Chemicals	2.3%
Other Industries*	57.1%
100.0%

Top Holdings†††

Advanced Micro Devices, Inc.	0.4%
Microsemi Corp.	0.3%
Webster Financial Corp.	0.3%
Prosperity Bancshares, Inc.	0.2%
Bank of the Ozarks, Inc.	0.2%
RSP Permian, Inc.	0.2%
Curtiss-Wright Corp.	0.2%
Aspen Technology, Inc.	0.2%
PrivateBancorp, Inc.	0.2%
XPO Logistics, Inc.	0.2%
Other Holdings*	97.6%
100.0%

Objective

The Fund seeks to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Fund Performance	NVIT Small Cap Index Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	Inception
Class II	20.87%	N/A	12.17%	[2]
Class Y	21.22%	14.43%	6.69%	[3]
Russell 2000® Index	21.31%	14.46%	6.95%
CPI	2.07%	1.36%	1.62%

N/A — Not Applicable.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of May 1, 2013.

[3]	Since inception date of April 12, 2007.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	0.67%	0.60%
Class Y	0.27%	0.27%

^	Current effective prospectus dated April 29, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (con’t.)	NVIT Small Cap Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Small Cap Index Fund since inception through 12/31/16 versus performance of the Russell 2000® Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definition page at the back of this book.

7

Shareholder Expense Example	NVIT Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Small Cap Index Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class II Shares	Actual	(a)	1,000.00	1,184.90	3.30	0.60
	Hypothetical	(a)(b)	1,000.00	1,022.12	3.05	0.60
Class Y Shares	Actual	(a)	1,000.00	1,186.50	1.48	0.27
	Hypothetical	(a)(b)	1,000.00	1,023.78	1.37	0.27

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2016

NVIT Small Cap Index Fund

Common Stocks 95.9%

	Shares	Market Value

Aerospace & Defense 1.5%
AAR Corp.	9,141	$302,110
Aerojet Rocketdyne Holdings, Inc.*	16,710	299,945
Aerovironment, Inc.*	5,686	152,555
Astronics Corp.*	5,397	182,635
Cubic Corp.	7,055	338,287
Curtiss-Wright Corp.	12,009	1,181,205
DigitalGlobe, Inc.*	17,622	504,870
Ducommun, Inc.*	2,785	71,185
Engility Holdings, Inc.*	5,128	172,814
Esterline Technologies Corp.*	8,093	721,896
KEYW Holding Corp. (The)* (a)	9,906	116,792
KLX, Inc.*	14,744	665,102
Kratos Defense & Security Solutions, Inc.*	14,325	106,005
Mercury Systems, Inc.*	11,037	333,538
Moog, Inc., Class A*	8,727	573,189
National Presto Industries, Inc. (a)	1,406	149,598
Sparton Corp.*	2,826	67,400
TASER International, Inc.*	14,401	349,080
Teledyne Technologies, Inc.*	9,394	1,155,462
Triumph Group, Inc.	13,698	362,997
Vectrus, Inc.*	2,935	70,000

		7,876,665

Air Freight & Logistics 0.5%
Air Transport Services Group, Inc.*	12,883	205,613
Atlas Air Worldwide Holdings, Inc.*	6,934	361,608
Echo Global Logistics, Inc.*	8,039	201,377
Forward Air Corp.	8,317	394,059
Hub Group, Inc., Class A*	9,335	408,406
Park-Ohio Holdings Corp.	2,368	100,877
Radiant Logistics, Inc.*	8,274	32,269
XPO Logistics, Inc.* (a)	27,015	1,165,967

		2,870,176

Airlines 0.4%
Allegiant Travel Co. (a)	3,634	604,698
Hawaiian Holdings, Inc.*	14,519	827,583
SkyWest, Inc.	13,241	482,634

		1,914,915

Auto Components 1.2%
American Axle & Manufacturing Holdings, Inc.*	20,902	403,409
Cooper Tire & Rubber Co.	14,934	580,186
Cooper-Standard Holding, Inc.*	4,146	428,613
Dana, Inc.	40,454	767,817
Dorman Products, Inc.*	7,356	537,429
Drew Industries, Inc.	6,500	700,375
Federal-Mogul Holdings Corp.*	9,018	92,976
Fox Factory Holding Corp.*	6,206	172,216
Gentherm, Inc.*	10,179	344,559
Horizon Global Corp.*	5,196	124,704

Common Stocks (continued)

	Shares	Market Value

Auto Components (continued)
Metaldyne Performance Group, Inc.	4,191	$96,183
Modine Manufacturing Co.*	12,816	190,958
Motorcar Parts of America, Inc.*	5,104	137,400
Spartan Motors, Inc.	8,974	83,009
Standard Motor Products, Inc.	5,973	317,883
Stoneridge, Inc.*	7,611	134,639
Strattec Security Corp.	906	36,512
Superior Industries International, Inc.	6,985	184,055
Tenneco, Inc.*	15,376	960,539
Tower International, Inc.	5,577	158,108
Unique Fabricating, Inc.	1,743	25,448
Workhorse Group, Inc.* (a)	3,045	21,498

		6,498,516

Automobiles 0.0%†
Winnebago Industries, Inc.	7,383	233,672

Banks 11.4%
1st Source Corp.	4,302	192,127
Access National Corp. (a)	1,913	53,105
ACNB Corp.	1,607	50,219
Allegiance Bancshares, Inc.*	3,022	109,245
American National Bankshares, Inc.	2,274	79,135
Ameris Bancorp	9,503	414,331
Ames National Corp. (a)	2,444	80,652
Arrow Financial Corp.	3,011	121,945
Atlantic Capital Bancshares, Inc.*	4,688	89,072
Banc of California, Inc. (a)	13,734	238,285
BancFirst Corp.	2,176	202,477
Banco Latinoamericano de Comercio Exterior SA, Class E	8,486	249,828
Bancorp, Inc. (The)*	13,908	109,317
BancorpSouth, Inc.	24,240	752,652
Bank of Marin Bancorp	1,736	121,086
Bank of NT Butterfield & Son Ltd. (The)	1,839	57,818
Bank of the Ozarks, Inc.	24,455	1,286,088
Bankwell Financial Group, Inc.	1,587	51,577
Banner Corp.	8,355	466,293
Bar Harbor Bankshares	1,674	79,230
Berkshire Hills Bancorp, Inc.	8,423	310,388
Blue Hills Bancorp, Inc.	7,613	142,744
BNC Bancorp	10,540	336,226
Boston Private Financial Holdings, Inc.	23,349	386,426
Bridge Bancorp, Inc.	4,665	176,803
Brookline Bancorp, Inc.	19,616	321,702
Bryn Mawr Bank Corp.	4,819	203,121
BSB Bancorp, Inc.*	2,147	62,156
C&F Financial Corp. (a)	874	43,569
California First National Bancorp	598	9,359
Camden National Corp.	4,249	188,868
Capital Bank Financial Corp., Class A	6,621	259,874
Capital City Bank Group, Inc.	2,753	56,381
Cardinal Financial Corp.	8,629	282,945

9

Statement of Investments (Continued)

December 31, 2016

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Carolina Financial Corp.	2,779	$85,565
Cascade Bancorp*	8,014	65,074
Cathay General Bancorp	20,803	791,138
CenterState Banks, Inc.	12,919	325,171
Central Pacific Financial Corp.	8,375	263,142
Central Valley Community Bancorp (a)	2,318	46,267
Century Bancorp, Inc., Class A	910	54,600
Chemical Financial Corp.	18,107	980,856
Chemung Financial Corp. (a)	836	30,389
Citizens & Northern Corp.	3,378	88,504
City Holding Co.	4,156	280,946
CNB Financial Corp.	3,937	105,275
CoBiz Financial, Inc.	10,320	174,305
Codorus Valley Bancorp, Inc.	2,210	63,206
Columbia Banking System, Inc.	16,194	723,548
Community Bank System, Inc. (a)	12,015	742,407
Community Trust Bancorp, Inc.	4,147	205,691
ConnectOne Bancorp, Inc.	8,044	208,742
County Bancorp, Inc.	1,252	33,766
CU Bancorp*	4,343	155,479
Customers Bancorp, Inc.* (a)	7,174	256,973
CVB Financial Corp.	28,350	650,065
Eagle Bancorp, Inc.*	8,546	520,879
Enterprise Bancorp, Inc.	2,060	77,374
Enterprise Financial Services Corp.	5,719	245,917
Equity Bancshares, Inc., Class A* (a)	1,403	47,197
Farmers Capital Bank Corp.	2,041	85,824
Farmers National Banc Corp.	6,485	92,087
FCB Financial Holdings, Inc., Class A*	8,377	399,583
Fidelity Southern Corp.	5,879	139,156
Financial Institutions, Inc.	3,863	132,115
First Bancorp	5,342	144,982
First BanCorp*	31,194	206,192
First Bancorp, Inc.	2,787	92,250
First Busey Corp.	8,656	266,432
First Business Financial Services, Inc.	2,289	54,295
First Citizens BancShares, Inc., Class A	2,102	746,210
First Commonwealth Financial Corp.	25,153	356,670
First Community Bancshares, Inc.	4,276	128,879
First Community Financial Partners, Inc.* (a)	3,456	40,435
First Connecticut Bancorp, Inc.	4,430	100,339
First Financial Bancorp	17,192	489,112
First Financial Bankshares, Inc. (a)	17,632	796,966
First Financial Corp.	2,978	157,238
First Financial Northwest, Inc.	2,407	47,514
First Foundation, Inc.*	3,657	104,224
First Internet Bancorp	1,441	46,112
First Interstate BancSystem, Inc., Class A	5,591	237,897
First Merchants Corp.	11,389	428,796
First Mid-Illinois Bancshares, Inc.	1,479	50,286
First Midwest Bancorp, Inc.	22,434	566,010
First NBC Bank Holding Co.* (a)	4,156	30,339
First Northwest Bancorp*	3,028	47,237

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
First of Long Island Corp. (The)	5,945	$169,730
Flushing Financial Corp.	7,882	231,652
FNB Corp.	58,569	938,861
Franklin Financial Network, Inc.*	2,617	109,521
Fulton Financial Corp.	47,302	889,278
German American Bancorp, Inc.	4,101	215,754
Glacier Bancorp, Inc. (a)	21,253	769,996
Great Southern Bancorp, Inc.	2,859	156,244
Great Western Bancorp, Inc.	16,474	718,102
Green Bancorp, Inc.*	5,608	85,242
Guaranty Bancorp	3,849	93,146
Hancock Holding Co.	21,472	925,443
Hanmi Financial Corp.	8,770	306,073
HarborOne Bancorp, Inc.* (a)	4,049	78,308
Heartland Financial USA, Inc.	6,112	293,376
Heritage Commerce Corp.	7,211	104,055
Heritage Financial Corp.	8,051	207,313
Heritage Oaks Bancorp	6,967	85,903
Hilltop Holdings, Inc.	20,919	623,386
Home BancShares, Inc.	33,751	937,265
HomeTrust Bancshares, Inc.*	5,226	135,353
Hope Bancorp, Inc.	35,421	775,366
Horizon Bancorp	4,927	137,956
IBERIABANK Corp.	11,705	980,294
Independent Bank Corp. (a)	13,472	645,682
Independent Bank Group, Inc.	3,095	193,128
International Bancshares Corp.	15,280	623,424
Investors Bancorp, Inc.	81,344	1,134,749
Lakeland Bancorp, Inc.	11,202	218,439
Lakeland Financial Corp.	6,722	318,354
LCNB Corp.	2,273	52,847
LegacyTexas Financial Group, Inc.	12,401	533,987
Live Oak Bancshares, Inc.	5,335	98,697
Macatawa Bank Corp.	6,993	72,797
MainSource Financial Group, Inc.	6,425	221,020
MB Financial, Inc.	20,449	965,806
MBT Financial Corp.	4,782	54,276
Mercantile Bank Corp.	4,624	174,325
Merchants Bancshares, Inc.	1,590	86,178
Middleburg Financial Corp.	1,260	43,785
Midland States Bancorp, Inc.	1,029	37,229
MidWestOne Financial Group, Inc.	2,306	86,706
MutualFirst Financial, Inc.	1,336	44,222
National Bank Holdings Corp., Class A	6,272	200,014
National Bankshares, Inc. (a)	1,824	79,253
National Commerce Corp.*	2,346	87,154
NBT Bancorp, Inc.	11,948	500,382
Nicolet Bankshares, Inc.*	2,141	102,104
Northrim BanCorp, Inc.	1,811	57,228
OFG Bancorp	12,036	157,672
Old Line Bancshares, Inc.	2,240	53,715
Old National Bancorp	36,984	671,260
Old Second Bancorp, Inc.	7,582	83,781

10

Statement of Investments (Continued)

December 31, 2016

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Opus Bank	4,796	$144,120
Orrstown Financial Services, Inc.	1,882	42,157
Pacific Continental Corp.	5,049	110,321
Pacific Mercantile Bancorp*	4,032	29,434
Pacific Premier Bancorp, Inc.*	7,669	271,099
Park National Corp.	3,718	444,896
Park Sterling Corp.	14,601	157,545
Peapack Gladstone Financial Corp.	4,175	128,924
Penns Woods Bancorp, Inc.	1,365	68,932
Peoples Bancorp, Inc.	4,752	154,250
Peoples Financial Services Corp.	2,067	100,663
People’s Utah Bancorp	3,544	95,156
Pinnacle Financial Partners, Inc.	12,015	832,639
Preferred Bank	3,363	176,288
Premier Financial Bancorp, Inc. (a)	2,483	49,908
PrivateBancorp, Inc.	21,637	1,172,509
Prosperity Bancshares, Inc.	18,178	1,304,817
QCR Holdings, Inc.	3,351	145,098
Renasant Corp.	11,407	481,604
Republic Bancorp, Inc., Class A	2,583	102,132
Republic First Bancorp, Inc.*	11,271	94,113
S&T Bancorp, Inc.	9,346	364,868
Sandy Spring Bancorp, Inc.	6,722	268,813
Seacoast Banking Corp. of Florida*	8,244	181,863
ServisFirst Bancshares, Inc. (a)	12,882	482,302
Shore Bancshares, Inc.	3,340	50,935
Sierra Bancorp	3,285	87,348
Simmons First National Corp., Class A	8,269	513,918
South State Corp.	6,671	583,045
Southern First Bancshares, Inc.*	1,549	55,764
Southern National Bancorp of Virginia, Inc.	2,964	48,432
Southside Bancshares, Inc.	6,838	257,587
Southwest Bancorp, Inc.	4,871	141,259
State Bank Financial Corp.	9,857	264,759
Sterling Bancorp	35,352	827,237
Stock Yards Bancorp, Inc.	5,872	275,690
Stonegate Bank	3,218	134,287
Suffolk Bancorp	3,052	130,687
Summit Financial Group, Inc. (a)	2,203	60,649
Sun Bancorp, Inc.	2,916	75,816
Texas Capital Bancshares, Inc.*	13,198	1,034,723
Tompkins Financial Corp.	3,801	359,347
Towne Bank	15,566	517,569
TriCo Bancshares	6,032	206,174
TriState Capital Holdings, Inc.*	6,098	134,766
Triumph Bancorp, Inc.*	4,389	114,772
Trustmark Corp.	18,952	675,639
UMB Financial Corp.	12,337	951,429
Umpqua Holdings Corp.	60,622	1,138,481
Union Bankshares Corp.	12,239	437,422
Union Bankshares, Inc. (a)	1,022	46,450
United Bankshares, Inc. (a)	18,031	833,934
United Community Banks, Inc.	19,464	576,524

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Univest Corp. of Pennsylvania	6,511	$201,190
Valley National Bancorp	68,961	802,706
Veritex Holdings, Inc.*	2,214	59,136
Washington Trust Bancorp, Inc. (a)	4,200	235,410
WashingtonFirst Bankshares, Inc.	2,307	66,876
Webster Financial Corp.	25,190	1,367,313
WesBanco, Inc.	11,330	487,870
West Bancorporation, Inc.	4,176	103,147
Westamerica Bancorp (a)	6,825	429,497
Wintrust Financial Corp.	13,875	1,006,909
Xenith Bankshares, Inc.*	1,685	47,517
Yadkin Financial Corp.	13,938	477,516

		61,584,712

Beverages 0.2%
Boston Beer Co., Inc. (The), Class A* (a)	2,412	409,678
Coca-Cola Bottling Co. Consolidated	1,321	236,261
Craft Brew Alliance, Inc.*	3,365	56,869
MGP Ingredients, Inc. (a)	3,493	174,580
National Beverage Corp. (a)	3,274	167,236
Primo Water Corp.*	5,761	70,745

		1,115,369

Biotechnology 4.1%
Acceleron Pharma, Inc.*	7,640	194,973
Achillion Pharmaceuticals, Inc.*	33,092	136,670
Acorda Therapeutics, Inc.*	12,015	225,882
Adamas Pharmaceuticals, Inc.* (a)	4,643	78,467
Aduro Biotech, Inc.* (a)	9,793	111,640
Advaxis, Inc.* (a)	10,124	72,488
Adverum Biotechnologies, Inc.*	7,159	20,761
Aevi Genomic Medicine, Inc.* (a)	7,772	40,259
Agenus, Inc.*	20,611	84,917
Aimmune Therapeutics, Inc.* (a)	7,225	147,751
Akebia Therapeutics, Inc.*	10,055	104,673
Alder Biopharmaceuticals, Inc.* (a)	13,051	271,461
AMAG Pharmaceuticals, Inc.*	9,744	339,091
Amicus Therapeutics, Inc.* (a)	39,044	194,049
Anavex Life Sciences Corp.* (a)	8,989	35,596
Anthera Pharmaceuticals, Inc.* (a)	10,429	6,769
Applied Genetic Technologies Corp.*	3,500	32,725
Aptevo Therapeutics, Inc.*	4,536	11,068
Ardelyx, Inc.*	8,400	119,280
Arena Pharmaceuticals, Inc.*	71,206	101,113
Argos Therapeutics, Inc.* (a)	4,994	24,471
ARIAD Pharmaceuticals, Inc.*	49,362	614,063
Array BioPharma, Inc.*	46,331	407,249
Arrowhead Pharmaceuticals, Inc.*	16,741	25,949
Asterias Biotherapeutics, Inc.* (a)	5,899	27,135
Atara Biotherapeutics, Inc.* (a)	6,439	91,434
Athersys, Inc.* (a)	20,492	31,353
Avexis, Inc.* (a)	1,360	64,913
Axovant Sciences Ltd.* (a)	6,758	83,934

11

Statement of Investments (Continued)

December 31, 2016

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Bellicum Pharmaceuticals, Inc.* (a)	5,758	$78,424
BioCryst Pharmaceuticals, Inc.* (a)	19,729	124,885
BioSpecifics Technologies Corp.*	1,611	89,733
BioTime, Inc.* (a)	17,255	62,291
Bluebird Bio, Inc.*	11,060	682,402
Blueprint Medicines Corp.*	5,528	155,060
Cara Therapeutics, Inc.* (a)	6,252	58,081
Celldex Therapeutics, Inc.* (a)	26,515	93,863
Cellular Biomedicine Group, Inc.* (a)	3,335	43,689
ChemoCentryx, Inc.*	7,176	53,102
Chimerix, Inc.*	12,001	55,205
Cidara Therapeutics, Inc.*	2,847	29,609
Clovis Oncology, Inc.* (a)	8,788	390,363
Coherus Biosciences, Inc.*	8,168	229,929
Concert Pharmaceuticals, Inc.*	4,880	50,215
Corvus Pharmaceuticals, Inc.*	848	12,126
Curis, Inc.*	31,205	96,111
Cytokinetics, Inc.*	9,089	110,431
CytomX Therapeutics, Inc.*	5,523	60,698
CytRx Corp.*	34,418	12,810
Dimension Therapeutics, Inc.*	3,203	13,933
Dynavax Technologies Corp.* (a)	10,987	43,399
Eagle Pharmaceuticals, Inc.* (a)	2,481	196,843
Edge Therapeutics, Inc.*	4,378	54,725
Editas Medicine, Inc.*	2,152	34,927
Eiger BioPharmaceuticals, Inc.*	902	10,508
Emergent BioSolutions, Inc.*	9,073	297,957
Enanta Pharmaceuticals, Inc.* (a)	4,396	147,266
Epizyme, Inc.*	11,075	134,008
Esperion Therapeutics, Inc.* (a)	4,231	52,972
Exact Sciences Corp.*	29,166	389,658
Exelixis, Inc.*	63,447	945,995
FibroGen, Inc.*	14,574	311,884
Five Prime Therapeutics, Inc.*	7,538	377,729
Flexion Therapeutics, Inc.*	7,145	135,898
Fortress Biotech, Inc.*	8,817	23,806
Foundation Medicine, Inc.* (a)	3,716	65,773
Galena Biopharma, Inc.* (a)	2,660	5,160
Genomic Health, Inc.*	5,202	152,887
Geron Corp.* (a)	41,861	86,652
Global Blood Therapeutics, Inc.* (a)	4,616	66,701
GlycoMimetics, Inc.*	2,671	16,293
Halozyme Therapeutics, Inc.* (a)	30,372	300,075
Heron Therapeutics, Inc.* (a)	8,820	115,542
Idera Pharmaceuticals, Inc.* (a)	23,249	34,874
Ignyta, Inc.*	7,986	42,326
Immune Design Corp.*	4,035	22,193
ImmunoGen, Inc.* (a)	24,719	50,427
Immunomedics, Inc.* (a)	26,244	96,315
Infinity Pharmaceuticals, Inc.*	13,146	17,747
Inotek Pharmaceuticals Corp.* (a)	4,664	28,450
Inovio Pharmaceuticals, Inc.* (a)	18,598	129,070
Insmed, Inc.*	17,592	232,742

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Insys Therapeutics, Inc.* (a)	6,371	$58,613
Intellia Therapeutics, Inc.* (a)	1,935	25,368
Invitae Corp.* (a)	6,055	48,077
Ironwood Pharmaceuticals, Inc.*	36,123	552,321
Karyopharm Therapeutics, Inc.*	6,213	58,402
Keryx Biopharmaceuticals, Inc.* (a)	22,146	129,776
Kite Pharma, Inc.* (a)	10,931	490,146
La Jolla Pharmaceutical Co.*	4,049	70,979
Lexicon Pharmaceuticals, Inc.* (a)	11,314	156,473
Ligand Pharmaceuticals, Inc.* (a)	5,328	541,378
Lion Biotechnologies, Inc.* (a)	14,975	104,076
Loxo Oncology, Inc.* (a)	3,689	118,472
MacroGenics, Inc.*	8,877	181,446
MannKind Corp.* (a)	89,649	57,080
MediciNova, Inc.* (a)	8,050	48,542
Merrimack Pharmaceuticals, Inc.* (a)	33,992	138,687
MiMedx Group, Inc.* (a)	28,799	255,159
Minerva Neurosciences, Inc.*	5,133	60,313
Mirati Therapeutics, Inc.*	2,955	14,036
Momenta Pharmaceuticals, Inc.*	18,047	271,607
Myriad Genetics, Inc.*	18,888	314,863
NantKwest, Inc.* (a)	4,405	25,197
Natera, Inc.*	7,178	84,054
NewLink Genetics Corp.*	6,291	64,671
Novavax, Inc.* (a)	74,750	94,185
OncoMed Pharmaceuticals, Inc.* (a)	6,473	49,907
Ophthotech Corp.* (a)	8,505	41,079
Organovo Holdings, Inc.* (a)	23,764	80,560
Osiris Therapeutics, Inc.* (a)	4,743	23,288
Otonomy, Inc.*	6,637	105,528
OvaScience, Inc.* (a)	8,587	13,138
PDL BioPharma, Inc.	46,601	98,794
Pfenex, Inc.*	5,077	46,048
PharmAthene, Inc.*	16,865	54,811
Portola Pharmaceuticals, Inc.*	13,758	308,730
Progenics Pharmaceuticals, Inc.*	18,517	159,987
Protagonist Therapeutics, Inc.* (a)	2,101	46,201
Proteostasis Therapeutics, Inc.* (a)	2,345	28,750
Prothena Corp. plc* (a)	9,695	476,897
PTC Therapeutics, Inc.*	8,931	97,437
Puma Biotechnology, Inc.*	7,743	237,710
Radius Health, Inc.*	8,824	335,577
REGENXBIO, Inc.* (a)	5,492	101,877
Regulus Therapeutics, Inc.*	10,653	23,969
Repligen Corp.*	9,301	286,657
Retrophin, Inc.*	10,096	191,117
Rigel Pharmaceuticals, Inc.*	24,150	57,477
Sage Therapeutics, Inc.*	8,320	424,819
Sangamo BioSciences, Inc.*	18,555	56,593
Sarepta Therapeutics, Inc.*	13,854	380,015
Seres Therapeutics, Inc.* (a)	4,940	48,906
Sorrento Therapeutics, Inc.* (a)	7,066	34,623
Spark Therapeutics, Inc.* (a)	5,306	264,769

12

Statement of Investments (Continued)

December 31, 2016

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Spectrum Pharmaceuticals, Inc.*	21,288	$94,306
Stemline Therapeutics, Inc.*	4,771	51,050
Syndax Pharmaceuticals, Inc.* (a)	1,230	8,819
Synergy Pharmaceuticals, Inc.*	50,457	307,283
Synthetic Biologics, Inc.* (a)	20,314	15,491
T2 Biosystems, Inc.* (a)	3,906	20,546
TESARO, Inc.* (a)	7,775	1,045,582
TG Therapeutics, Inc.* (a)	11,335	52,708
Tokai Pharmaceuticals, Inc.* (a)	2,340	2,288
Trevena, Inc.*	12,329	72,495
Trovagene, Inc.*	8,214	17,249
Ultragenyx Pharmaceutical, Inc.* (a)	10,067	707,811
Vanda Pharmaceuticals, Inc.*	10,258	163,615
Versartis, Inc.*	8,301	123,685
Vital Therapies, Inc.* (a)	6,714	29,206
Voyager Therapeutics, Inc.* (a)	3,197	40,730
vTv Therapeutics, Inc., Class A*	1,753	8,467
XBiotech, Inc.* (a)	4,818	48,758
Xencor, Inc.*	9,546	251,251
Zafgen, Inc.*	6,185	19,668
ZIOPHARM Oncology, Inc.* (a)	33,812	180,894

		22,124,983

Building Products 1.1%
AAON, Inc.	11,315	373,961
Advanced Drainage Systems, Inc.	9,448	194,629
American Woodmark Corp.*	3,862	290,615
Apogee Enterprises, Inc.	7,807	418,143
Armstrong Flooring, Inc.*	6,468	128,778
Builders FirstSource, Inc.*	23,374	256,413
Caesarstone Ltd.*	6,602	189,147
Continental Building Products, Inc.*	9,812	226,657
CSW Industrials, Inc.*	3,979	146,626
Gibraltar Industries, Inc.*	8,806	366,770
Griffon Corp.	8,672	227,206
Insteel Industries, Inc.	4,822	171,856
Masonite International Corp.*	8,474	557,589
NCI Building Systems, Inc.*	7,484	117,125
Patrick Industries, Inc.*	4,056	309,473
PGT Innovations, Inc.*	13,435	153,831
Ply Gem Holdings, Inc.*	5,643	91,699
Quanex Building Products Corp.	9,106	184,852
Simpson Manufacturing Co., Inc.	11,581	506,669
Trex Co., Inc.*	8,210	528,724
Universal Forest Products, Inc.	5,412	552,998

		5,993,761

Capital Markets 1.4%
Actua Corp.*	10,521	147,294
Arlington Asset Investment Corp., Class A (a)	5,838	86,519
Associated Capital Group, Inc., Class A	1,329	43,658
B. Riley Financial, Inc.	2,472	45,608
BGC Partners, Inc., Class A	60,607	620,010

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
Calamos Asset Management, Inc., Class A	4,451	$38,056
Cohen & Steers, Inc.	5,814	195,350
Cowen Group, Inc., Class A* (a)	7,418	114,979
Diamond Hill Investment Group, Inc.	850	178,823
Evercore Partners, Inc., Class A	10,695	734,746
FBR & Co.	1,588	20,644
Fifth Street Asset Management, Inc.	1,524	10,211
Financial Engines, Inc. (a)	14,903	547,685
GAIN Capital Holdings, Inc.	10,193	67,070
GAMCO Investors, Inc., Class A	1,321	40,806
Greenhill & Co., Inc.	7,800	216,060
Hennessy Advisors, Inc.	780	24,765
Houlihan Lokey, Inc.	3,517	109,449
INTL. FCStone, Inc.*	3,977	157,489
Investment Technology Group, Inc.	8,586	169,488
Janus Capital Group, Inc.	40,086	531,941
KCG Holdings, Inc., Class A*	14,624	193,768
Ladenburg Thalmann Financial Services, Inc.*	28,469	69,464
Manning & Napier, Inc.	3,953	29,845
Medley Management, Inc., Class A (a)	1,744	17,266
Moelis & Co., Class A	5,143	174,348
OM Asset Management plc	11,079	160,645
Oppenheimer Holdings, Inc., Class A	2,648	49,253
Piper Jaffray Cos.*	4,126	299,135
PJT Partners, Inc., Class A	4,897	151,219
Pzena Investment Management, Inc., Class A	4,081	45,340
Safeguard Scientifics, Inc.*	5,652	76,019
Silvercrest Asset Management Group, Inc., Class A	1,804	23,723
Stifel Financial Corp.*	17,530	875,623
Virtu Financial, Inc., Class A	7,001	111,666
Virtus Investment Partners, Inc.	1,213	143,195
Waddell & Reed Financial, Inc., Class A (a)	22,082	430,820
Walter Investment Management Corp.* (a)	5,357	25,446
Westwood Holdings Group, Inc.	2,224	133,418
WisdomTree Investments, Inc. (a)	31,514	351,066

		7,461,910

Chemicals 2.4%
A. Schulman, Inc.	7,987	267,165
AgroFresh Solutions, Inc.*	5,834	15,460
American Vanguard Corp.	7,701	147,474
Balchem Corp.	8,792	737,825
Calgon Carbon Corp.	14,160	240,720
Chase Corp.	1,900	158,745
Chemours Co. (The)	50,568	1,117,047
Chemtura Corp.*	17,442	579,074
Codexis, Inc.*	8,981	41,313
Ferro Corp.*	23,188	332,284
Flotek Industries, Inc.* (a)	15,066	141,470
FutureFuel Corp.	6,531	90,781
GCP Applied Technologies, Inc.*	19,731	527,804
H.B. Fuller Co.	13,707	662,185

13

Statement of Investments (Continued)

December 31, 2016

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
Hawkins, Inc.	2,813	$151,761
Ingevity Corp.*	11,875	651,463
Innophos Holdings, Inc.	5,371	280,688
Innospec, Inc.	6,504	445,524
KMG Chemicals, Inc.	2,472	96,136
Koppers Holdings, Inc.*	5,501	221,690
Kraton Corp.*	8,090	230,403
Kronos Worldwide, Inc.	5,357	63,963
LSB Industries, Inc.* (a)	6,092	51,295
Minerals Technologies, Inc.	9,698	749,171
Olin Corp.	45,478	1,164,692
OMNOVA Solutions, Inc.*	11,856	118,560
PolyOne Corp.	22,955	735,478
Quaker Chemical Corp.	3,540	452,908
Rayonier Advanced Materials, Inc.	11,991	185,381
Sensient Technologies Corp.	12,316	967,791
Stepan Co.	5,484	446,836
TerraVia Holdings, Inc.* (a)	19,886	22,869
Trecora Resources*	5,109	70,760
Tredegar Corp.	6,728	161,472
Trinseo SA	7,571	448,960
Tronox Ltd., Class A	17,507	180,497
Valhi, Inc.	4,229	14,632

		12,972,277

Commercial Services & Supplies 2.4%
ABM Industries, Inc.	15,447	630,855
ACCO Brands Corp.*	29,797	388,851
Advanced Disposal Services, Inc.*	4,587	101,923
Aqua Metals, Inc.* (a)	2,865	37,560
ARC Document Solutions, Inc.*	10,135	51,486
Brady Corp., Class A	12,807	480,903
Brink’s Co. (The)	12,331	508,654
Casella Waste Systems, Inc., Class A*	11,293	140,146
CECO Environmental Corp.	7,506	104,709
Deluxe Corp.	13,456	963,584
Ennis, Inc.	6,826	118,431
Essendant, Inc.	10,395	217,255
G&K Services, Inc., Class A	5,375	518,419
Healthcare Services Group, Inc. (a)	19,265	754,610
Heritage-Crystal Clean, Inc.*	3,119	48,968
Herman Miller, Inc.	16,333	558,589
HNI Corp.	12,429	695,030
InnerWorkings, Inc.*	10,080	99,288
Interface, Inc.	17,598	326,443
Kimball International, Inc., Class B	10,157	178,357
Knoll, Inc.	13,131	366,749
Matthews International Corp., Class A	8,783	674,973
McGrath RentCorp	6,443	252,501
Mobile Mini, Inc.	12,403	375,191
MSA Safety, Inc.	8,681	601,854
Multi-Color Corp.	3,807	295,423
NL Industries, Inc.*	1,961	15,982

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
Quad/Graphics, Inc.	8,271	$222,324
SP Plus Corp.*	4,846	136,415
Steelcase, Inc., Class A	23,973	429,117
Team, Inc.*	8,159	320,241
Tetra Tech, Inc.	15,975	689,321
TRC Cos., Inc.*	4,186	44,372
UniFirst Corp.	4,127	592,843
US Ecology, Inc.	6,013	295,539
Viad Corp.	5,749	253,531
VSE Corp.	2,284	88,711
West Corp.	12,305	304,672

		12,883,820

Communications Equipment 1.7%
ADTRAN, Inc.	13,975	$312,341
Aerohive Networks, Inc.* (a)	5,703	32,507
Applied Optoelectronics, Inc.*	4,371	102,456
Bel Fuse, Inc., Class B	2,621	80,989
Black Box Corp.	4,406	67,192
CalAmp Corp.*	10,266	148,857
Calix, Inc.*	11,490	88,473
Ciena Corp.*	37,678	919,720
Clearfield, Inc.*	3,126	64,708
Comtech Telecommunications Corp.	6,358	75,342
Digi International, Inc.*	7,137	98,134
EMCORE Corp.	6,885	59,900
Extreme Networks, Inc.*	26,945	135,533
Finisar Corp.*	29,648	897,445
Harmonic, Inc.* (a)	21,548	107,740
Infinera Corp.*	39,166	332,519
InterDigital, Inc.	9,609	877,782
Ixia*	17,028	274,151
KVH Industries, Inc.*	4,158	49,064
Lumentum Holdings, Inc.*	14,053	543,148
NETGEAR, Inc.*	8,885	482,900
NetScout Systems, Inc.*	24,715	778,523
Oclaro, Inc.*	30,446	272,492
Plantronics, Inc.	9,253	506,694
ShoreTel, Inc.*	18,688	133,619
Silicom Ltd.	1,530	62,868
Sonus Networks, Inc.*	13,372	84,244
Ubiquiti Networks, Inc.*	7,263	419,801
ViaSat, Inc.*	13,575	898,937
Viavi Solutions, Inc.*	65,311	534,244

		9,442,323

Construction & Engineering 0.9%
Aegion Corp.*	9,949	235,791
Ameresco, Inc., Class A*	5,325	29,287
Argan, Inc.	3,733	263,363
Comfort Systems USA, Inc.	10,342	344,389
Dycom Industries, Inc.* (a)	8,374	672,348
EMCOR Group, Inc.	16,454	1,164,285

14

Statement of Investments (Continued)

December 31, 2016

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Construction & Engineering (continued)
Granite Construction, Inc.	10,819	$595,045
Great Lakes Dredge & Dock Corp.*	15,929	66,902
HC2 Holdings, Inc.*	8,990	53,311
IES Holdings, Inc.*	2,101	40,234
Layne Christensen Co.*	4,763	51,774
MasTec, Inc.* (a)	18,398	703,724
MYR Group, Inc.*	3,555	133,952
NV5 Global, Inc.*	2,045	68,303
Orion Group Holdings, Inc.*	7,318	72,814
Primoris Services Corp.	11,201	255,159
Tutor Perini Corp.*	10,615	297,220

		5,047,901

Construction Materials 0.3%
Forterra, Inc.*	3,615	78,301
Headwaters, Inc.*	20,446	480,890
Summit Materials, Inc., Class A*	21,179	503,848
United States Lime & Minerals, Inc.	505	38,254
US Concrete, Inc.* (a)	4,058	265,799

		1,367,092

Consumer Finance 0.5%
Encore Capital Group, Inc.* (a)	6,729	192,786
Enova International, Inc.*	7,648	95,982
EZCORP, Inc., Class A*	14,150	150,698
FirstCash, Inc.	13,125	616,875
Green Dot Corp., Class A*	11,888	279,962
LendingClub Corp.*	91,739	481,630
Nelnet, Inc., Class A	5,728	290,696
PRA Group, Inc.*	12,889	503,960
Regional Management Corp.*	2,849	74,872
World Acceptance Corp.* (a)	1,673	107,540

		2,795,001

Containers & Packaging 0.1%
AEP Industries, Inc.	1,052	122,137
Greif, Inc., Class A	7,008	359,581
Greif, Inc., Class B	1,533	103,554
Multi Packaging Solutions International Ltd.*	5,949	84,833
Myers Industries, Inc.	6,562	93,836
UFP Technologies, Inc.*	1,714	43,621

		807,562

Distributors 0.1%
Core-Mark Holding Co., Inc.	12,486	537,772
Weyco Group, Inc.	1,702	53,273

		591,045

Diversified Consumer Services 1.0%
American Public Education, Inc.*	4,374	107,382
Apollo Education Group, Inc.*	23,949	237,095
Ascent Capital Group, Inc., Class A*	2,919	47,463

Common Stocks (continued)

	Shares	Market Value

Diversified Consumer Services (continued)
Bridgepoint Education, Inc.*	4,405	$44,623
Bright Horizons Family Solutions, Inc.*	11,905	833,588
Cambium Learning Group, Inc.*	3,042	15,179
Capella Education Co.	3,137	275,428
Career Education Corp.*	19,007	191,781
Carriage Services, Inc.	4,110	117,710
Chegg, Inc.* (a)	22,224	164,013
Collectors Universe, Inc.	1,897	40,273
DeVry Education Group, Inc.	17,223	537,358
Grand Canyon Education, Inc.*	12,389	724,137
Houghton Mifflin Harcourt Co.*	34,602	375,433
K12, Inc.*	9,167	157,306
Liberty Tax, Inc., Class A	1,424	19,082
LifeLock, Inc.*	23,743	567,932
Regis Corp.*	10,370	150,572
Sotheby’s*	13,309	530,497
Strayer Education, Inc.*	2,962	238,826
Weight Watchers International, Inc.* (a)	7,962	91,165

		5,466,843

Diversified Financial Services 0.1%
FNFV Group*	18,624	255,149
Marlin Business Services Corp.	2,190	45,771
NewStar Financial, Inc.*	6,742	62,364
On Deck Capital, Inc.* (a)	13,137	60,824
PICO Holdings, Inc.*	6,649	100,732
Tiptree Financial, Inc., Class A	7,682	47,244

		572,084

Diversified Telecommunication Services 0.6%
Atlantic Tele-Network, Inc.	2,989	239,509
Cincinnati Bell, Inc.*	11,809	263,931
Cogent Communications Holdings, Inc.	11,632	480,983
Consolidated Communications Holdings, Inc.	13,618	365,643
FairPoint Communications, Inc.*	5,581	104,365
General Communication, Inc., Class A*	7,427	144,455
Globalstar, Inc.* (a)	104,450	165,031
Hawaiian Telcom Holdco, Inc.*	1,801	44,629
IDT Corp., Class B	4,733	87,750
Inteliquent, Inc.	8,952	205,180
Intelsat SA*	7,553	20,166
Iridium Communications, Inc.* (a)	22,258	213,677
Lumos Networks Corp.*	5,981	93,423
ORBCOMM, Inc.*	17,993	148,802
pdvWireless, Inc.* (a)	2,814	63,456
Straight Path Communications, Inc., Class B* (a)	2,708	91,828
Vonage Holdings Corp.*	53,125	363,906
Windstream Holdings, Inc. (a)	27,412	200,930

		3,297,664

15

Statement of Investments (Continued)

December 31, 2016

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electric Utilities 1.1%
ALLETE, Inc.	13,714	$880,302
El Paso Electric Co.	11,233	522,334
Empire District Electric Co. (The)	12,353	421,114
Genie Energy Ltd., Class B*	3,049	17,532
IDACORP, Inc.	13,949	1,123,592
MGE Energy, Inc.	9,795	639,613
Otter Tail Corp.	10,802	440,722
PNM Resources, Inc.	22,349	766,571
Portland General Electric Co.	24,683	1,069,514
Spark Energy, Inc., Class A (a)	1,388	42,056

		5,923,350

Electrical Equipment 0.7%
Allied Motion Technologies, Inc.	1,903	40,705
American Superconductor Corp.* (a)	3,101	22,854
Atkore International Group, Inc.*	3,362	80,385
AZZ, Inc.	7,243	462,828
Babcock & Wilcox Enterprises, Inc.*	12,723	211,075
Encore Wire Corp.	5,540	240,159
Energous Corp.* (a)	4,037	68,024
EnerSys	11,948	933,139
FuelCell Energy, Inc.* (a)	7,435	13,011
Generac Holdings, Inc.*	17,980	732,505
General Cable Corp.	13,382	254,927
LSI Industries, Inc.	6,538	63,680
Plug Power, Inc.* (a)	47,261	56,713
Powell Industries, Inc.	2,465	96,135
Power Solutions International, Inc.* (a)	1,175	8,813
Preformed Line Products Co.	693	40,277
Sunrun, Inc.* (a)	17,435	92,580
Thermon Group Holdings, Inc.*	9,047	172,707
TPI Composites, Inc.* (a)	1,664	26,691
Vicor Corp.*	4,283	64,673

		3,681,881

Electronic Equipment, Instruments & Components 2.7%
Agilysys, Inc.*	3,829	39,668
Anixter International, Inc.*	7,918	641,754
AVX Corp.	12,883	201,361
Badger Meter, Inc.	7,712	284,958
Belden, Inc.	11,508	860,453
Benchmark Electronics, Inc.*	13,521	412,390
Coherent, Inc.*	6,641	912,374
Control4 Corp.*	5,128	52,306
CTS Corp.	8,967	200,861
Daktronics, Inc.	10,471	112,040
Electro Scientific Industries, Inc.*	7,316	43,311
ePlus, Inc.*	1,764	203,213
Fabrinet*	9,792	394,618
FARO Technologies, Inc.*	4,749	170,964
Gerber Scientific, Inc.* (a)(b)(c)	8,390	0
II-VI, Inc.*	16,586	491,775
Insight Enterprises, Inc.*	10,010	404,804

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
InvenSense, Inc.*	22,718	$290,563
Itron, Inc.*	9,359	588,213
Kimball Electronics, Inc.*	7,874	143,307
Knowles Corp.* (a)	24,305	406,137
Littelfuse, Inc.	6,069	921,092
Maxwell Technologies, Inc.* (a)	8,486	43,448
Mesa Laboratories, Inc. (a)	794	97,464
Methode Electronics, Inc.	10,218	422,514
MTS Systems Corp.	4,735	268,475
Novanta, Inc.*	9,013	189,273
OSI Systems, Inc.*	4,911	373,825
Park Electrochemical Corp.	5,514	102,836
PC Connection, Inc.	3,162	88,821
Plexus Corp.*	9,366	506,139
Radisys Corp.*	9,679	42,878
Rogers Corp.*	5,046	387,583
Sanmina Corp.*	20,154	738,644
ScanSource, Inc.*	6,921	279,262
SYNNEX Corp.	7,983	966,103
Systemax, Inc.	2,959	25,950
Tech Data Corp.*	9,592	812,251
TTM Technologies, Inc.*	20,126	274,317
Universal Display Corp.*	11,383	640,863
Vishay Intertechnology, Inc.	37,066	600,469
Vishay Precision Group, Inc.*	3,651	69,004

		14,706,281

Energy Equipment & Services 1.2%
Archrock, Inc.	19,369	255,671
Atwood Oceanics, Inc.* (a)	17,099	224,510
Bristow Group, Inc.	9,384	192,184
CARBO Ceramics, Inc.* (a)	5,102	53,367
Dawson Geophysical Co.*	5,433	43,681
Era Group, Inc.*	5,366	91,061
Exterran Corp.*	8,822	210,846
Fairmount Santrol Holdings, Inc.* (a)	24,186	285,153
Forum Energy Technologies, Inc.*	16,843	370,546
Geospace Technologies Corp.*	3,261	66,394
Helix Energy Solutions Group, Inc.*	31,267	275,775
Hornbeck Offshore Services, Inc.*	8,606	62,135
Independence Contract Drilling, Inc.*	8,012	53,681
Matrix Service Co.*	7,212	163,712
McDermott International, Inc.*	66,570	491,952
Natural Gas Services Group, Inc.*	3,272	105,195
Newpark Resources, Inc.*	22,486	168,645
Oil States International, Inc.* (a)	14,289	557,271
Parker Drilling Co.*	33,257	86,468
PHI, Inc. (Non-Voting)*	3,473	62,584
Pioneer Energy Services Corp.*	20,178	138,219
RigNet, Inc.*	3,136	72,598
SEACOR Holdings, Inc.*	4,459	317,838
Seadrill Ltd.* (a)	105,252	358,909
Smart Sand, Inc.*	2,536	41,971

16

Statement of Investments (Continued)

December 31, 2016

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services (continued)
Tesco Corp.*	14,228	$117,381
TETRA Technologies, Inc.*	26,184	131,444
Tidewater, Inc.* (a)	13,699	46,714
Unit Corp.* (a)	14,051	377,550
US Silica Holdings, Inc.	20,234	1,146,863
Willbros Group, Inc.*	11,408	36,962

		6,607,280

Equity Real Estate Investment Trusts (REITs) 7.1%
Acadia Realty Trust	21,494	702,424
Agree Realty Corp.	6,491	298,911
Alexander’s, Inc.	587	250,573
American Assets Trust, Inc.	10,918	470,347
Armada Hoffler Properties, Inc.	8,977	130,795
Ashford Hospitality Prime, Inc.	7,601	103,754
Ashford Hospitality Trust, Inc.	23,204	180,063
Bluerock Residential Growth REIT, Inc.	4,995	68,531
CareTrust REIT, Inc.	16,335	250,252
CatchMark Timber Trust, Inc., Class A	10,328	116,293
CBL & Associates Properties, Inc.	46,912	539,488
Cedar Realty Trust, Inc.	22,899	149,530
Chatham Lodging Trust	10,681	219,495
Chesapeake Lodging Trust	16,527	427,388
City Office REIT, Inc.	5,138	67,667
Colony Starwood Homes	18,115	521,893
Community Healthcare Trust, Inc.	3,450	79,453
CorEnergy Infrastructure Trust, Inc.	3,465	120,859
CoreSite Realty Corp.	9,364	743,221
Cousins Properties, Inc.	93,458	795,328
DiamondRock Hospitality Co.	55,219	636,675
DuPont Fabros Technology, Inc.	20,824	914,798
Easterly Government Properties, Inc.	8,844	177,057
EastGroup Properties, Inc.	8,846	653,189
Education Realty Trust, Inc.	19,822	838,471
Farmland Partners, Inc.	3,286	36,672
FelCor Lodging Trust, Inc.	38,372	307,360
First Industrial Realty Trust, Inc.	32,427	909,577
First Potomac Realty Trust	16,165	177,330
Four Corners Property Trust, Inc.	11,157	228,942
Franklin Street Properties Corp.	27,089	351,073
GEO Group, Inc. (The)	20,763	746,015
Getty Realty Corp.	7,460	190,155
Gladstone Commercial Corp.	6,007	120,741
Global Medical REIT, Inc.	4,202	37,482
Global Net Lease, Inc. (a)	47,127	369,004
Government Properties Income Trust	17,556	334,705
Gramercy Property Trust	117,727	1,080,734
Healthcare Realty Trust, Inc.	30,944	938,222
Hersha Hospitality Trust	11,686	251,249
Hudson Pacific Properties, Inc.	28,217	981,387
Independence Realty Trust, Inc.	15,361	137,020
InfraREIT, Inc.*	11,015	197,279
Investors Real Estate Trust	35,206	251,019

Common Stocks (continued)

	Shares	Market Value

Equity Real Estate Investment Trusts (REITs) (continued)
iStar, Inc.*	19,221	$237,764
Kite Realty Group Trust	23,015	540,392
LaSalle Hotel Properties	29,219	890,303
Lexington Realty Trust	63,918	690,314
LTC Properties, Inc.	10,557	495,968
Mack-Cali Realty Corp.	24,913	722,975
MedEquities Realty Trust, Inc.	5,705	63,326
Medical Properties Trust, Inc.	81,394	1,001,146
Monmouth Real Estate Investment Corp.	17,661	269,154
Monogram Residential Trust, Inc.	47,154	510,206
National Health Investors, Inc.	10,427	773,371
National Storage Affiliates Trust	9,591	211,673
New Senior Investment Group, Inc.	21,626	211,719
New York REIT, Inc.	46,039	465,915
NexPoint Residential Trust, Inc.	5,028	112,326
NorthStar Realty Europe Corp.	16,267	204,476
One Liberty Properties, Inc.	3,699	92,919
Parkway, Inc.*	11,905	264,886
Pebblebrook Hotel Trust	19,775	588,306
Pennsylvania REIT	19,306	366,042
Physicians Realty Trust	37,763	715,986
Potlatch Corp.	11,482	478,225
Preferred Apartment Communities, Inc., Class A	6,382	95,156
PS Business Parks, Inc.	5,508	641,792
QTS Realty Trust, Inc., Class A	13,082	649,521
RAIT Financial Trust	23,185	77,902
Ramco-Gershenson Properties Trust	22,255	368,988
Retail Opportunity Investments Corp.	28,747	607,424
Rexford Industrial Realty, Inc.	18,359	425,745
RLJ Lodging Trust	34,128	835,795
Ryman Hospitality Properties, Inc.	12,141	765,004
Sabra Health Care REIT, Inc.	18,030	440,293
Saul Centers, Inc.	2,657	176,983
Select Income REIT	17,785	448,182
Seritage Growth Properties, Class A	6,947	296,706
Silver Bay Realty Trust Corp.	9,556	163,790
STAG Industrial, Inc.	19,186	457,970
Summit Hotel Properties, Inc.	24,965	400,189
Sunstone Hotel Investors, Inc.	60,560	923,540
Terreno Realty Corp.	12,427	354,045
Tier REIT, Inc.	13,119	228,139
UMH Properties, Inc.	6,746	101,527
Universal Health Realty Income Trust	3,163	207,461
Urban Edge Properties	25,103	690,584
Urstadt Biddle Properties, Inc., Class A	7,002	168,818
Washington Prime Group, Inc.	51,574	536,885
Washington REIT	20,604	673,545
Whitestone REIT	7,049	101,365
Xenia Hotels & Resorts, Inc.	29,156	566,210

		38,413,372

17

Statement of Investments (Continued)

December 31, 2016

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing 0.6%
Andersons, Inc. (The)	7,538	$336,949
Chefs’ Warehouse, Inc. (The)*	5,655	89,349
Ingles Markets, Inc., Class A	3,904	187,782
Natural Grocers by Vitamin Cottage, Inc.*	2,355	28,001
Performance Food Group Co.*	10,436	250,464
PriceSmart, Inc.	5,311	443,469
Smart & Final Stores, Inc.*	6,334	89,309
SpartanNash Co.	10,234	404,652
SUPERVALU, Inc.*	74,315	347,051
United Natural Foods, Inc.*	13,589	648,467
Village Super Market, Inc., Class A	2,038	62,974
Weis Markets, Inc.	2,715	181,471

		3,069,938

Food Products 1.3%
AdvancePierre Foods Holdings, Inc.	5,992	178,442
Alico, Inc.	938	25,467
Amplify Snack Brands, Inc.* (a)	8,147	71,775
B&G Foods, Inc.	17,778	778,676
Calavo Growers, Inc.	4,325	265,555
Cal-Maine Foods, Inc. (a)	8,546	377,520
Darling Ingredients, Inc.*	45,756	590,710
Dean Foods Co.	25,187	548,573
Farmer Brothers Co.*	2,246	82,428
Fresh Del Monte Produce, Inc.	8,886	538,758
Freshpet, Inc.* (a)	6,125	62,169
Inventure Foods, Inc.*	4,800	47,280
J&J Snack Foods Corp.	4,195	559,739
John B. Sanfilippo & Son, Inc.	2,346	165,135
Lancaster Colony Corp.	5,170	730,986
Landec Corp.*	6,937	95,731
Lifeway Foods, Inc.*	1,188	13,674
Limoneira Co. (a)	3,412	73,392
Omega Protein Corp.*	5,795	145,165
Sanderson Farms, Inc. (a)	5,503	518,603
Seaboard Corp.*	73	288,495
Seneca Foods Corp., Class A*	1,968	78,818
Snyder’s-Lance, Inc. (a)	22,028	844,553
Tootsie Roll Industries, Inc. (a)	4,856	193,026

		7,274,670

Gas Utilities 1.1%
Chesapeake Utilities Corp.	4,070	272,487
Delta Natural Gas Co., Inc.	1,768	51,855
New Jersey Resources Corp.	23,627	838,759
Northwest Natural Gas Co.	7,464	446,347
ONE Gas, Inc.	14,065	899,597
South Jersey Industries, Inc.	22,291	750,984
Southwest Gas Corp.	12,993	995,524
Spire, Inc.	12,255	791,060
WGL Holdings, Inc.	13,891	1,059,605

		6,106,218

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies 3.0%
Abaxis, Inc.	6,058	$319,681
Accuray, Inc.*	21,142	97,253
Analogic Corp.	3,509	291,072
AngioDynamics, Inc.*	7,507	126,643
Anika Therapeutics, Inc.*	3,969	194,322
AtriCure, Inc.*	8,736	170,964
Atrion Corp.	383	194,258
Avinger, Inc.* (a)	5,156	19,077
AxoGen, Inc.*	6,541	58,869
Cantel Medical Corp.	9,849	775,609
Cardiovascular Systems, Inc.*	8,474	205,156
Cerus Corp.* (a)	28,181	122,587
ConforMIS, Inc.* (a)	9,815	79,501
CONMED Corp.	7,728	341,346
Corindus Vascular Robotics, Inc.* (a)	14,040	9,806
CryoLife, Inc.	8,751	167,582
Cutera, Inc.*	3,327	57,723
Cynosure, Inc., Class A*	6,630	302,328
Endologix, Inc.* (a)	22,616	129,364
Entellus Medical, Inc.*	2,053	38,945
Exactech, Inc.*	2,921	79,743
GenMark Diagnostics, Inc.*	10,919	133,649
Glaukos Corp.*	4,649	159,461
Globus Medical, Inc., Class A*	19,578	485,730
Haemonetics Corp.*	14,302	574,940
Halyard Health, Inc.*	13,012	481,184
ICU Medical, Inc.*	4,112	605,903
Inogen, Inc.*	4,461	299,645
Insulet Corp.*	16,124	607,552
Integer Holdings Corp.*	8,535	251,356
Integra LifeSciences Holdings Corp.*	8,269	709,397
Invacare Corp.	8,647	112,843
InVivo Therapeutics Holdings Corp.* (a)	9,982	41,924
iRadimed Corp.* (a)	1,130	12,543
iRhythm Technologies, Inc.* (a)	1,373	41,190
IRIDEX Corp.*	2,055	28,893
K2M Group Holdings, Inc.*	7,134	142,965
LeMaitre Vascular, Inc.	3,759	95,253
Masimo Corp.*	11,242	757,711
Meridian Bioscience, Inc.	11,705	207,178
Merit Medical Systems, Inc.*	11,888	315,032
Natus Medical, Inc.*	9,147	318,316
Neogen Corp.*	10,042	662,772
Nevro Corp.*	6,710	487,549
Novocure Ltd.* (a)	13,988	109,806
NuVasive, Inc.*	13,644	919,060
NxStage Medical, Inc.*	17,755	465,359
OraSure Technologies, Inc.*	14,992	131,630
Orthofix International NV*	5,038	182,275
Oxford Immunotec Global plc*	5,595	83,645
Penumbra, Inc.*	7,100	452,980
Quidel Corp.*	7,504	160,736
Rockwell Medical, Inc.* (a)	13,328	87,298

18

Statement of Investments (Continued)

December 31, 2016

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
RTI Surgical, Inc.*	15,091	$49,046
Second Sight Medical Products, Inc.* (a)	3,432	6,761
Senseonics Holdings, Inc.*	7,562	20,191
Spectranetics Corp. (The)*	12,160	297,920
STAAR Surgical Co.*	10,513	114,066
SurModics, Inc.*	3,388	86,055
Tandem Diabetes Care, Inc.* (a)	5,441	11,698
TransEnterix, Inc.* (a)	19,958	25,945
Utah Medical Products, Inc.	1,001	72,823
Vascular Solutions, Inc.*	4,759	266,980
Veracyte, Inc.*	3,303	25,565
ViewRay, Inc.* (a)	1,754	5,490
Wright Medical Group NV* (a)	28,753	660,744
Zeltiq Aesthetics, Inc.* (a)	9,910	431,283

		15,982,171

Health Care Providers & Services 2.0%
AAC Holdings, Inc.* (a)	2,770	20,055
Aceto Corp.	8,213	180,440
Addus HomeCare Corp.*	1,661	58,218
Adeptus Health, Inc., Class A* (a)	3,964	30,285
Air Methods Corp.* (a)	9,199	292,988
Almost Family, Inc.*	2,287	100,857
Amedisys, Inc.*	7,880	335,924
American Renal Associates Holdings, Inc.*	2,465	52,455
AMN Healthcare Services, Inc.*	13,266	510,078
BioScrip, Inc.* (a)	34,201	35,569
BioTelemetry, Inc.*	7,537	168,452
Capital Senior Living Corp.*	8,022	128,753
Chemed Corp.	4,443	712,702
Civitas Solutions, Inc.*	4,228	84,137
Community Health Systems, Inc.*	30,836	172,373
CorVel Corp.*	2,743	100,394
Cross Country Healthcare, Inc.*	8,538	133,278
Diplomat Pharmacy, Inc.* (a)	12,767	160,864
Ensign Group, Inc. (The)	12,929	287,153
Genesis Healthcare, Inc.*	9,027	38,365
HealthEquity, Inc.*	12,060	488,671
HealthSouth Corp.	24,889	1,026,422
Healthways, Inc.*	8,980	204,295
Kindred Healthcare, Inc.	23,476	184,287
Landauer, Inc.	2,696	129,678
LHC Group, Inc.*	4,200	191,940
Magellan Health, Inc.*	6,436	484,309
Molina Healthcare, Inc.*	11,761	638,152
National HealthCare Corp.	3,144	238,284
National Research Corp., Class A	2,424	46,056
National Research Corp., Class B	311	12,959
Nobilis Health Corp.* (a)	15,437	32,418
Owens & Minor, Inc.	17,282	609,882
PharMerica Corp.*	8,188	205,928
Providence Service Corp. (The)*	3,605	137,170
Quorum Health Corp.*	8,309	60,406

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
RadNet, Inc.*	9,578	$61,778
Select Medical Holdings Corp.*	29,054	384,966
Surgery Partners, Inc.*	5,217	82,689
Surgical Care Affiliates, Inc.*	7,518	347,858
Team Health Holdings, Inc.*	18,604	808,344
Teladoc, Inc.* (a)	5,696	93,984
Triple-S Management Corp., Class B*	6,413	132,749
U.S. Physical Therapy, Inc.	3,320	233,064
Universal American Corp.*	11,454	113,967

		10,553,596

Health Care Technology 0.4%
Castlight Health, Inc., Class B*	11,044	54,668
Computer Programs & Systems, Inc. (a)	3,053	72,051
Cotiviti Holdings, Inc.* (a)	3,641	125,250
Evolent Health, Inc., Class A*	4,549	67,325
HealthStream, Inc.*	7,207	180,535
HMS Holdings Corp.*	23,513	426,996
Medidata Solutions, Inc.*	15,235	756,723
Omnicell, Inc.*	9,790	331,881
Quality Systems, Inc.*	14,220	186,993
Vocera Communications, Inc.*	7,014	129,689

		2,332,111

Hotels, Restaurants & Leisure 2.9%
Belmond Ltd., Class A*	23,593	314,967
Biglari Holdings, Inc.*	296	140,067
BJ’s Restaurants, Inc.*	6,505	255,647
Bloomin’ Brands, Inc.	28,515	514,125
Bob Evans Farms, Inc.	5,417	288,239
Bojangles’, Inc.*	2,683	50,038
Boyd Gaming Corp.*	23,046	464,838
Buffalo Wild Wings, Inc.*	5,198	802,571
Caesars Acquisition Co., Class A*	13,175	177,863
Caesars Entertainment Corp.* (a)	15,289	129,956
Carrols Restaurant Group, Inc.*	9,557	145,744
Century Casinos, Inc.*	5,661	46,590
Cheesecake Factory, Inc. (The)	12,408	742,991
Churchill Downs, Inc.	3,689	555,010
Chuy’s Holdings, Inc.*	4,443	144,175
ClubCorp Holdings, Inc.	17,962	257,755
Cracker Barrel Old Country Store, Inc. (a)	5,144	858,945
Dave & Buster’s Entertainment, Inc.*	10,579	595,598
Del Frisco’s Restaurant Group, Inc.*	6,417	109,089
Del Taco Restaurants, Inc.*	6,318	89,210
Denny’s Corp.*	21,431	274,960
DineEquity, Inc.	4,930	379,610
El Pollo Loco Holdings, Inc.* (a)	5,606	68,954
Eldorado Resorts, Inc.*	8,322	141,058
Empire Resorts, Inc.*	770	17,518
Fiesta Restaurant Group, Inc.*	7,462	222,741
Fogo De Chao, Inc.*	1,348	19,344
Golden Entertainment, Inc.	2,866	34,707

19

Statement of Investments (Continued)

December 31, 2016

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
Habit Restaurants, Inc. (The), Class A*	3,715	$64,084
ILG, Inc.	31,616	574,463
International Speedway Corp., Class A	7,356	270,701
Intrawest Resorts Holdings, Inc.*	4,412	78,754
Isle of Capri Casinos, Inc.*	6,978	172,287
J Alexander’s Holdings, Inc.*	3,438	36,959
Jack in the Box, Inc.	8,972	1,001,634
Jamba, Inc.* (a)	3,492	35,968
Kona Grill, Inc.* (a)	2,049	25,715
La Quinta Holdings, Inc.*	23,763	337,672
Lindblad Expeditions Holdings, Inc.*	4,118	38,915
Luby’s, Inc.*	5,112	21,879
Marcus Corp. (The)	5,056	159,264
Marriott Vacations Worldwide Corp.	6,135	520,555
Monarch Casino & Resort, Inc.*	2,808	72,390
Nathan’s Famous, Inc.*	836	54,256
Noodles & Co.* (a)	3,323	13,624
Papa John’s International, Inc.	7,381	631,666
Penn National Gaming, Inc.*	20,965	289,107
Pinnacle Entertainment, Inc.*	14,980	217,210
Planet Fitness, Inc., Class A	6,184	124,298
Popeyes Louisiana Kitchen, Inc.*	5,688	344,010
Potbelly Corp.*	6,606	85,217
Red Lion Hotels Corp.*	3,574	29,843
Red Robin Gourmet Burgers, Inc.*	3,491	196,892
Red Rock Resorts, Inc., Class A	8,384	194,425
Ruby Tuesday, Inc.*	16,730	54,038
Ruth’s Hospitality Group, Inc.	9,152	167,482
Scientific Games Corp., Class A*	14,412	201,768
SeaWorld Entertainment, Inc. (a)	18,851	356,849
Shake Shack, Inc., Class A* (a)	4,366	156,259
Sonic Corp.	12,200	323,422
Speedway Motorsports, Inc.	3,009	65,205
Texas Roadhouse, Inc.	18,155	875,797
Wingstop, Inc.	4,368	129,249
Zoe’s Kitchen, Inc.* (a)	5,376	128,970

		15,893,137

Household Durables 1.2%
Bassett Furniture Industries, Inc.	2,868	87,187
Beazer Homes USA, Inc.*	8,479	112,771
Cavco Industries, Inc.*	2,378	237,443
Century Communities, Inc.*	4,020	84,420
CSS Industries, Inc.	2,550	69,029
Ethan Allen Interiors, Inc.	6,725	247,816
Flexsteel Industries, Inc.	1,793	110,574
GoPro, Inc., Class A* (a)	28,115	244,882
Green Brick Partners, Inc.*	5,626	56,541
Helen of Troy Ltd.*	7,756	654,994
Hooker Furniture Corp.	3,180	120,681
Hovnanian Enterprises, Inc., Class A*	30,959	84,518
Installed Building Products, Inc.*	5,677	234,460
iRobot Corp.*	7,487	437,615

Common Stocks (continued)

	Shares	Market Value

Household Durables (continued)
KB Home (a)	23,274	$367,962
La-Z-Boy, Inc.	13,747	426,844
LGI Homes, Inc.* (a)	4,326	124,286
Libbey, Inc.	5,751	111,915
Lifetime Brands, Inc.	2,752	48,848
M.D.C. Holdings, Inc.	11,744	301,351
M/I Homes, Inc.*	6,529	164,400
Meritage Homes Corp.*	10,709	372,673
NACCO Industries, Inc., Class A	1,042	94,353
New Home Co., Inc. (The)*	2,673	31,301
Taylor Morrison Home Corp., Class A*	8,974	172,839
TopBuild Corp.*	10,730	381,988
TRI Pointe Group, Inc.*	41,737	479,141
UCP, Inc., Class A*	2,090	25,185
Universal Electronics, Inc.*	4,013	259,039
WCI Communities, Inc.*	6,028	141,357
William Lyon Homes, Class A*	6,670	126,930
ZAGG, Inc.*	7,566	53,719

		6,467,062

Household Products 0.3%
Central Garden & Pet Co.*	2,633	87,126
Central Garden & Pet Co., Class A*	9,570	295,713
HRG Group, Inc.*	33,027	513,900
Oil-Dri Corp. of America	1,294	49,444
Orchids Paper Products Co. (a)	2,353	61,601
WD-40 Co.	3,734	436,505

		1,444,289

Independent Power and Renewable Electricity Producers 0.5%
Atlantic Power Corp.*	33,542	83,855
Atlantica Yield plc (a)	16,371	316,779
Dynegy, Inc.*	32,682	276,490
NRG Yield, Inc., Class A	9,637	148,024
NRG Yield, Inc., Class C	17,742	280,324
Ormat Technologies, Inc.	10,871	582,903
Pattern Energy Group, Inc.	17,953	340,927
TerraForm Global, Inc., Class A*	25,278	99,848
TerraForm Power, Inc., Class A* (a)	24,293	311,193
Vivint Solar, Inc.* (a)	5,780	14,739

		2,455,082

Industrial Conglomerates 0.0%†
Raven Industries, Inc.	10,015	252,378

Insurance 2.3%
Ambac Financial Group, Inc.*	11,333	254,992
American Equity Investment Life Holding Co.	23,021	518,893
AMERISAFE, Inc.	5,318	331,577
Argo Group International Holdings Ltd.	7,907	521,071
Atlas Financial Holdings, Inc.*	2,648	47,796
Baldwin & Lyons, Inc., Class B	2,467	62,168
Blue Capital Reinsurance Holdings Ltd.	1,666	30,738

20

Statement of Investments (Continued)

December 31, 2016

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Citizens, Inc.* (a)	13,157	$129,202
CNO Financial Group, Inc.	49,112	940,495
Crawford & Co., Class B	3,649	45,831
Donegal Group, Inc., Class A	2,087	36,481
eHealth, Inc.*	5,295	56,392
EMC Insurance Group, Inc.	2,234	67,042
Employers Holdings, Inc.	8,346	330,501
Enstar Group Ltd.*	3,128	618,406
FBL Financial Group, Inc., Class A	2,780	217,257
Federated National Holding Co.	3,871	72,349
Fidelity & Guaranty Life (a)	3,148	74,608
Genworth Financial, Inc., Class A*	131,966	502,790
Global Indemnity Ltd.*	2,442	93,309
Greenlight Capital Re Ltd., Class A*	8,375	190,950
Hallmark Financial Services, Inc.*	3,722	43,287
HCI Group, Inc.	2,345	92,581
Heritage Insurance Holdings, Inc.	7,474	117,117
Horace Mann Educators Corp.	11,357	486,080
Independence Holding Co.	1,986	38,826
Infinity Property & Casualty Corp.	3,052	268,271
Investors Title Co.	389	61,532
James River Group Holdings Ltd.	3,992	165,868
Kemper Corp.	10,837	480,079
Kinsale Capital Group, Inc.	1,848	62,850
Maiden Holdings Ltd.	16,493	287,803
MBIA, Inc.*	36,731	393,022
National General Holdings Corp.	13,532	338,165
National Western Life Group, Inc., Class A	650	202,020
Navigators Group, Inc. (The)	3,152	371,148
OneBeacon Insurance Group Ltd., Class A	6,360	102,078
Patriot National, Inc.* (a)	3,475	16,159
Primerica, Inc.	12,867	889,753
RLI Corp.	10,443	659,266
Safety Insurance Group, Inc.	4,008	295,390
Selective Insurance Group, Inc.	15,594	671,322
State Auto Financial Corp.	4,131	110,752
State National Cos., Inc.	9,285	128,690
Stewart Information Services Corp.	5,870	270,490
Third Point Reinsurance Ltd.*	18,737	216,412
Trupanion, Inc.* (a)	3,898	60,497
United Fire Group, Inc.	6,053	297,626
United Insurance Holdings Corp.	4,756	72,006
Universal Insurance Holdings, Inc. (a)	8,524	242,082
WMIH Corp.*	55,700	86,335

		12,670,355

Internet & Direct Marketing Retail 0.5%
1-800-Flowers.com, Inc., Class A*	6,427	68,769
Blue Nile, Inc.	3,160	128,391
Duluth Holdings, Inc., Class B* (a)	2,682	68,123
Etsy, Inc.*	29,168	343,599
FTD Cos., Inc.*	4,891	116,601
Gaia, Inc.*	2,204	19,065

Common Stocks (continued)

	Shares	Market Value

Internet & Direct Marketing Retail (continued)
HSN, Inc.	8,378	$287,365
Lands’ End, Inc.* (a)	4,413	66,857
Liberty TripAdvisor Holdings, Inc., Class A, Series A*	20,307	305,620
Nutrisystem, Inc.	8,127	281,601
Overstock.com, Inc.*	3,666	64,155
PetMed Express, Inc. (a)	5,430	125,270
Shutterfly, Inc.*	9,407	472,043
Wayfair, Inc., Class A* (a)	8,800	308,440

		2,655,899

Internet Software & Services 2.1%
2U, Inc.*	10,236	308,615
Alarm.com Holdings, Inc.* (a)	2,863	79,677
Amber Road, Inc.*	5,389	48,932
Angie’s List, Inc.*	11,533	94,917
Appfolio, Inc., Class A*	2,088	49,799
Autobytel, Inc.*	2,318	31,177
Bankrate, Inc.*	13,406	148,136
Bazaarvoice, Inc.*	22,666	109,930
Benefitfocus, Inc.* (a)	3,590	106,623
Blucora, Inc.*	10,977	161,911
Box, Inc., Class A* (a)	13,503	187,152
Brightcove, Inc.*	8,456	68,071
Carbonite, Inc.*	4,644	76,162
Care.com, Inc.*	4,607	39,482
ChannelAdvisor Corp.*	6,542	93,878
Cimpress NV*	7,033	644,293
comScore, Inc.*	13,172	415,972
Cornerstone OnDemand, Inc.*	14,101	596,613
Coupa Software, Inc.* (a)	1,828	45,718
DHI Group, Inc.*	13,913	86,956
EarthLink Holdings Corp.	29,260	165,026
Endurance International Group Holdings, Inc.* (a)	16,752	155,794
Envestnet, Inc.*	11,546	406,996
Five9, Inc.*	9,198	130,520
Global Sources Ltd.*	2,139	18,930
Gogo, Inc.* (a)	15,870	146,321
GrubHub, Inc.*	22,163	833,772
GTT Communications, Inc.*	7,338	210,967
Hortonworks, Inc.* (a)	11,144	92,607
Instructure, Inc.*	2,875	56,206
Intralinks Holdings, Inc.*	11,484	155,264
j2 Global, Inc.	12,882	1,053,748
Limelight Networks, Inc.*	15,730	39,640
Liquidity Services, Inc.*	6,029	58,783
LivePerson, Inc.*	15,351	115,900
LogMeIn, Inc. (a)	6,906	666,774
Marchex, Inc., Class B*	7,971	21,123
MeetMe, Inc.*	11,440	56,399
MINDBODY, Inc., Class A* (a)	3,974	84,646
New Relic, Inc.*	6,111	172,636

21

Statement of Investments (Continued)

December 31, 2016

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
NIC, Inc.	17,824	$425,994
Numerex Corp., Class A*	3,540	26,196
Q2 Holdings, Inc.*	7,129	205,672
QuinStreet, Inc.*	9,039	33,987
Quotient Technology, Inc.*	17,876	192,167
RealNetworks, Inc.*	5,890	28,625
Reis, Inc.	2,566	57,094
RetailMeNot, Inc.*	10,380	96,534
Rightside Group Ltd.*	3,030	25,058
Shutterstock, Inc.* (a)	5,324	252,996
SPS Commerce, Inc.*	4,627	323,381
Stamps.com, Inc.* (a)	4,522	518,447
TechTarget, Inc.*	4,854	41,405
Trade Desk, Inc. (The), Class A* (a)	1,005	27,808
TrueCar, Inc.* (a)	15,084	188,550
Web.com Group, Inc.*	11,507	243,373
WebMD Health Corp.* (a)	10,269	509,034
Xactly Corp.*	6,392	70,312
XO Group, Inc.*	7,040	136,928

		11,439,627

IT Services 1.9%
Acxiom Corp.*	21,679	580,997
ALJ Regional Holdings, Inc.*	5,019	22,033
Blackhawk Network Holdings, Inc.*	15,318	577,106
CACI International, Inc., Class A*	6,682	830,573
Cardtronics plc, Class A*	12,488	681,470
Cass Information Systems, Inc.	3,123	229,759
Convergys Corp.	24,365	598,404
CSG Systems International, Inc.	8,863	428,969
Datalink Corp.*	5,314	59,836
EPAM Systems, Inc.*	13,398	861,625
EVERTEC, Inc.	17,822	316,340
ExlService Holdings, Inc.*	8,823	445,032
Forrester Research, Inc.	2,825	121,334
Hackett Group, Inc. (The)	6,466	114,190
Information Services Group, Inc.*	8,575	31,213
Lionbridge Technologies, Inc.*	18,017	104,499
ManTech International Corp., Class A	6,897	291,398
MAXIMUS, Inc.	17,608	982,350
MoneyGram International, Inc.*	7,239	85,493
NCI, Inc., Class A	1,706	23,799
NeuStar, Inc., Class A*	6,801	227,153
Perficient, Inc.*	9,576	167,484
PFSweb, Inc.*	3,436	29,206
Planet Payment, Inc.*	11,851	48,352
Science Applications International Corp.	11,621	985,461
ServiceSource International, Inc.*	16,525	93,862
Sykes Enterprises, Inc.*	10,926	315,324
Syntel, Inc.	9,085	179,792
TeleTech Holdings, Inc.	4,711	143,686
Travelport Worldwide Ltd.	32,445	457,475
Unisys Corp.* (a)	13,690	204,666

Common Stocks (continued)

	Shares	Market Value

IT Services (continued)
Virtusa Corp.*	7,810	$196,187

		10,435,068

Leisure Products 0.3%
Acushnet Holdings Corp.*	4,700	92,637
Arctic Cat, Inc.* (a)	3,554	53,381
Callaway Golf Co.	26,297	288,215
Escalade, Inc.	2,567	33,884
JAKKS Pacific, Inc.* (a)	4,890	25,184
Johnson Outdoors, Inc., Class A	1,294	51,359
Malibu Boats, Inc., Class A*	4,941	94,274
Marine Products Corp.	1,505	20,874
MCBC Holdings, Inc.	1,868	27,236
Nautilus, Inc.*	8,404	155,474
Smith & Wesson Holding Corp.* (a)	15,306	322,651
Sturm Ruger & Co., Inc. (a)	5,163	272,090

		1,437,259

Life Sciences Tools & Services 0.6%
Accelerate Diagnostics, Inc.* (a)	6,644	137,863
Albany Molecular Research, Inc.* (a)	7,237	135,766
Cambrex Corp.*	8,913	480,856
ChromaDex Corp.*	8,122	26,884
Enzo Biochem, Inc.*	10,845	75,264
Fluidigm Corp.*	7,865	57,257
INC Research Holdings, Inc., Class A*	11,580	609,108
Luminex Corp.*	11,246	227,507
Medpace Holdings, Inc.*	2,255	81,338
NanoString Technologies, Inc.*	4,108	91,608
NeoGenomics, Inc.*	14,928	127,933
Pacific Biosciences of California, Inc.*	22,265	84,607
PAREXEL International Corp.* (a)	14,483	951,823
PRA Health Sciences, Inc.*	6,788	374,155

		3,461,969

Machinery 3.5%
Actuant Corp., Class A (a)	16,389	425,295
Alamo Group, Inc.	2,619	199,306
Albany International Corp., Class A	7,870	364,381
Altra Industrial Motion Corp.	7,120	262,728
American Railcar Industries, Inc. (a)	2,370	107,337
Astec Industries, Inc.	5,301	357,605
Barnes Group, Inc.	13,744	651,741
Blue Bird Corp.*	1,865	28,814
Briggs & Stratton Corp.	11,683	260,064
Chart Industries, Inc.*	8,311	299,362
CIRCOR International, Inc.	4,625	300,070
CLARCOR, Inc.	13,063	1,077,306
Columbus McKinnon Corp.	5,364	145,043
DMC Global, Inc.	3,648	57,821
Douglas Dynamics, Inc.	6,409	215,663
Energy Recovery, Inc.* (a)	9,555	98,894
EnPro Industries, Inc.	6,046	407,259

22

Statement of Investments (Continued)

December 31, 2016

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
ESCO Technologies, Inc.	6,953	$393,887
ExOne Co. (The)* (a)	3,398	31,737
Federal Signal Corp.	16,824	262,623
Franklin Electric Co., Inc.	12,630	491,307
FreightCar America, Inc.	3,153	47,074
Gencor Industries, Inc.*	2,050	32,185
Global Brass & Copper Holdings, Inc.	5,870	201,341
Gorman-Rupp Co. (The)	5,174	160,135
Graham Corp.	2,668	59,096
Greenbrier Cos., Inc. (The) (a)	7,659	318,231
Hardinge, Inc.	3,078	34,104
Harsco Corp.*	21,315	289,884
Hillenbrand, Inc.	16,098	617,358
Hurco Cos., Inc.	1,695	56,105
Hyster-Yale Materials Handling, Inc.	2,526	161,083
John Bean Technologies Corp.	8,142	699,805
Joy Global, Inc.	27,008	756,224
Kadant, Inc.	2,913	178,276
Kennametal, Inc.	21,982	687,157
Lindsay Corp.	3,019	225,248
Lydall, Inc.*	4,421	273,439
Manitowoc Co., Inc. (The)*	35,362	211,465
Meritor, Inc.*	22,331	277,351
Milacron Holdings Corp.*	3,790	70,608
Miller Industries, Inc.	2,894	76,546
Mueller Industries, Inc.	15,815	631,967
Mueller Water Products, Inc., Class A	42,864	570,520
Navistar International Corp.* (a)	13,603	426,726
NN, Inc.	7,408	141,122
Omega Flex, Inc.	707	39,422
Proto Labs, Inc.* (a)	6,891	353,853
RBC Bearings, Inc.* (a)	6,053	561,779
Rexnord Corp.*	23,248	455,428
SPX Corp.*	11,081	262,841
SPX FLOW, Inc.*	9,489	304,217
Standex International Corp.	3,556	312,395
Sun Hydraulics Corp.	6,474	258,766
Supreme Industries, Inc., Class A	3,545	55,657
Tennant Co.	4,918	350,162
Titan International, Inc.	12,202	136,784
TriMas Corp.*	12,746	299,531
Wabash National Corp.*	18,133	286,864
Watts Water Technologies, Inc., Class A	7,749	505,235
Woodward, Inc.	14,564	1,005,644

		18,829,871

Marine 0.1%
Costamare, Inc.	7,126	39,906
Matson, Inc.	11,839	418,982
Scorpio Bulkers, Inc.*	14,790	74,689

		533,577

Common Stocks (continued)

	Shares	Market Value

Media 1.5%
AMC Entertainment Holdings, Inc., Class A (a)	8,485	$285,520
Central European Media Enterprises Ltd., Class A* (a)	18,506	47,190
Daily Journal Corp.* (a)	288	69,638
E.W. Scripps Co. (The), Class A*	16,513	319,196
Entercom Communications Corp., Class A	7,240	110,772
Entravision Communications Corp., Class A	18,145	127,015
Eros International plc* (a)	8,216	107,219
Gannett Co., Inc.	32,729	317,799
Global Eagle Entertainment, Inc.*	12,637	81,635
Gray Television, Inc.*	17,906	194,280
Hemisphere Media Group, Inc.*	1,643	18,402
IMAX Corp.*	16,129	506,451
Liberty Braves Group, Series C*	8,740	179,957
Liberty Braves Group, Series A*	2,539	52,024
Liberty Media Group, Series C*	19,334	605,863
Loral Space & Communications, Inc.*	3,569	146,507
MDC Partners, Inc., Class A	14,360	94,058
Media General, Inc.*	30,456	573,486
Meredith Corp.	10,251	606,347
MSG Networks, Inc., Class A*	16,543	355,675
National CineMedia, Inc.	17,480	257,480
New Media Investment Group, Inc.	10,998	175,858
New York Times Co. (The), Class A	34,898	464,143
Nexstar Broadcasting Group, Inc., Class A (a)	8,376	530,201
Radio One, Inc., Class D*	6,396	18,548
Reading International, Inc., Class A*	4,801	79,697
Saga Communications, Inc., Class A	966	48,590
Salem Media Group, Inc.	2,950	18,438
Scholastic Corp. (a)	7,531	357,647
Sinclair Broadcast Group, Inc., Class A	18,100	603,635
Time, Inc.	28,540	509,439
Townsquare Media, Inc., Class A*	2,680	27,899
tronc, Inc.	6,871	95,301
World Wrestling Entertainment, Inc., Class A (a)	10,017	184,313

		8,170,223

Metals & Mining 1.3%
AK Steel Holding Corp.*	85,061	868,473
Allegheny Technologies, Inc. (a)	30,182	480,799
Ampco-Pittsburgh Corp.	2,249	37,671
Carpenter Technology Corp.	12,825	463,880
Century Aluminum Co.*	14,205	121,595
Cliffs Natural Resources, Inc.* (a)	60,494	508,755
Coeur Mining, Inc.*	48,652	442,247
Commercial Metals Co.	31,835	693,366
Ferroglobe plc	18,584	201,265
Gold Resource Corp.	13,761	59,860
Handy & Harman Ltd.*	668	17,067
Haynes International, Inc.	3,334	143,329
Hecla Mining Co.	106,599	558,579

23

Statement of Investments (Continued)

December 31, 2016

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Metals & Mining (continued)
Kaiser Aluminum Corp.	4,785	$371,747
Materion Corp.	5,522	218,671
Olympic Steel, Inc.	2,552	61,835
Ryerson Holding Corp.*	3,615	48,260
Schnitzer Steel Industries, Inc., Class A	7,222	185,605
Stillwater Mining Co.*	33,489	539,508
SunCoke Energy, Inc.*	18,995	215,403
TimkenSteel Corp.*	11,109	171,967
Worthington Industries, Inc.	12,621	598,740

		7,008,622

Mortgage Real Estate Investment Trusts (REITs) 1.1%
AG Mortgage Investment Trust, Inc.	7,667	131,182
Altisource Residential Corp.	14,757	162,917
Anworth Mortgage Asset Corp.	27,665	143,028
Apollo Commercial Real Estate Finance, Inc.	20,271	336,904
Ares Commercial Real Estate Corp.	7,872	108,083
ARMOUR Residential REIT, Inc.	10,326	223,971
Capstead Mortgage Corp.	26,648	271,543
Colony Capital, Inc., Class A	31,434	636,538
CYS Investments, Inc.	43,325	334,902
Dynex Capital, Inc.	12,762	87,037
Great Ajax Corp.	3,621	48,051
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	10,307	195,730
Invesco Mortgage Capital, Inc.	31,390	458,294
Ladder Capital Corp., Class A	10,946	150,179
MTGE Investment Corp.	13,582	213,237
New Residential Investment Corp.	66,072	1,038,652
New York Mortgage Trust, Inc.	30,154	199,016
Orchid Island Capital, Inc.	5,949	64,428
Owens Realty Mortgage, Inc.	2,719	50,356
PennyMac Mortgage Investment Trust	18,640	305,137
Redwood Trust, Inc.	21,608	328,658
Resource Capital Corp.	8,641	71,980
Western Asset Mortgage Capital Corp.	11,868	119,511

		5,679,334

Multiline Retail 0.2%
Big Lots, Inc.	12,166	610,855
Fred’s, Inc., Class A (a)	9,854	182,890
Ollie’s Bargain Outlet Holdings, Inc.*	5,671	161,340
Sears Holdings Corp.* (a)	3,038	28,223
Tuesday Morning Corp.*	12,034	64,984

		1,048,292

Multi-Utilities 0.5%
Avista Corp.	17,394	695,586
Black Hills Corp.	14,413	884,094
NorthWestern Corp.	13,246	753,300
Unitil Corp.	3,797	172,156

		2,505,136

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels 2.4%
Abraxas Petroleum Corp.*	33,498	$86,090
Adams Resources & Energy, Inc.	528	20,935
Alon USA Energy, Inc.	9,323	106,096
Ardmore Shipping Corp.	7,389	54,679
Bill Barrett Corp.*	13,699	95,756
California Resources Corp.* (a)	8,787	187,075
Callon Petroleum Co.*	39,882	612,986
Carrizo Oil & Gas, Inc.*	16,699	623,708
Clayton Williams Energy, Inc.* (a)	1,592	189,862
Clean Energy Fuels Corp.*	24,220	69,269
Cobalt International Energy, Inc.*	113,019	137,883
Contango Oil & Gas Co.*	6,916	64,595
CVR Energy, Inc. (a)	4,318	109,634
Delek US Holdings, Inc.	17,133	412,391
Denbury Resources, Inc.*	97,842	360,059
DHT Holdings, Inc.	24,985	103,438
Dorian LPG Ltd.*	6,602	54,202
Earthstone Energy, Inc.*	262	3,600
Eclipse Resources Corp.*	16,978	45,331
EP Energy Corp., Class A* (a)	10,616	69,535
Erin Energy Corp.* (a)	3,358	10,242
Evolution Petroleum Corp.	5,909	59,090
EXCO Resources, Inc.* (a)	39,752	34,731
Frontline Ltd. (a)	18,132	128,918
GasLog Ltd. (a)	10,827	174,315
Gener8 Maritime, Inc.*	10,819	48,469
Golar LNG Ltd.	25,259	579,441
Green Plains, Inc.	10,063	280,255
International Seaways, Inc.*	4,065	57,073
Isramco, Inc.* (a)	232	28,838
Jones Energy, Inc., Class A* (a)	15,587	77,935
Matador Resources Co.*	23,129	595,803
Navios Maritime Acquisition Corp.	22,206	37,750
Nordic American Tankers Ltd. (a)	24,584	206,506
Northern Oil and Gas, Inc.* (a)	13,146	36,151
Oasis Petroleum, Inc.*	64,438	975,591
Overseas Shipholding Group, Inc., Class A	9,983	38,235
Pacific Ethanol, Inc.*	8,334	79,173
Panhandle Oil and Gas, Inc., Class A	4,465	105,151
Par Pacific Holdings, Inc.* (a)	8,446	122,805
PDC Energy, Inc.*	15,372	1,115,700
Renewable Energy Group, Inc.* (a)	11,467	111,230
REX American Resources Corp.*	1,500	148,125
Ring Energy, Inc.*	10,970	142,500
RSP Permian, Inc.*	27,150	1,211,433
Sanchez Energy Corp.* (a)	13,380	120,821
Scorpio Tankers, Inc.	45,894	207,900
SemGroup Corp., Class A	18,281	763,232
Ship Finance International Ltd. (a)	16,676	247,639
Synergy Resources Corp.* (a)	51,502	458,883
Teekay Corp.	13,465	108,124
Teekay Tankers Ltd., Class A	32,336	73,079
W&T Offshore, Inc.* (a)	9,157	25,365

24

Statement of Investments (Continued)

December 31, 2016

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Western Refining, Inc.	22,227	$841,292
Westmoreland Coal Co.*	5,529	97,697

		12,756,616

Paper & Forest Products 0.6%
Boise Cascade Co.*	10,585	238,163
Clearwater Paper Corp.*	4,620	302,841
Deltic Timber Corp.	2,978	229,514
KapStone Paper and Packaging Corp.	23,594	520,248
Louisiana-Pacific Corp.*	39,519	748,095
Neenah Paper, Inc.	4,632	394,646
P.H. Glatfelter Co.	12,071	288,376
Schweitzer-Mauduit International, Inc.	8,480	386,094

		3,107,977

Personal Products 0.3%
Avon Products, Inc.*	122,417	616,982
elf Beauty, Inc.* (a)	1,909	55,246
Inter Parfums, Inc.	4,849	158,805
Lifevantage Corp.* (a)	3,769	30,717
Medifast, Inc.	3,005	125,098
Natural Health Trends Corp. (a)	2,130	52,931
Nature’s Sunshine Products, Inc.	2,743	41,145
Nutraceutical International Corp.	2,418	84,509
Revlon, Inc., Class A*	3,355	97,798
Synutra International, Inc.*	5,251	28,093
USANA Health Sciences, Inc.*	2,978	182,254

		1,473,578

Pharmaceuticals 1.6%
AcelRx Pharmaceuticals, Inc.* (a)	9,531	24,781
Aclaris Therapeutics, Inc.*	2,846	77,240
Aerie Pharmaceuticals, Inc.*	7,785	294,662
Agile Therapeutics, Inc.*	3,943	22,475
Amphastar Pharmaceuticals, Inc.*	9,937	183,040
Ampio Pharmaceuticals, Inc.* (a)	11,878	10,693
ANI Pharmaceuticals, Inc.*	2,129	129,060
Aratana Therapeutics, Inc.*	10,172	73,035
Axsome Therapeutics, Inc.*	2,858	19,291
Bio-Path Holdings, Inc.*	22,509	30,387
Catalent, Inc.*	27,841	750,593
Cempra, Inc.* (a)	12,465	34,902
Clearside Biomedical, Inc.*	2,282	20,401
Collegium Pharmaceutical, Inc.* (a)	3,725	57,998
Corcept Therapeutics, Inc.*	20,713	150,376
Depomed, Inc.* (a)	16,888	304,322
Dermira, Inc.*	6,596	200,057
Durect Corp.*	34,753	46,569
Egalet Corp.* (a)	5,765	44,102
Endocyte, Inc.*	9,819	25,038
Flex Pharma, Inc.*	2,882	15,217
Heska Corp.*	1,602	114,703
Horizon Pharma plc*	44,982	727,809

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals (continued)
Impax Laboratories, Inc.*	20,463	$271,135
Innoviva, Inc.* (a)	23,124	247,427
Intersect ENT, Inc.*	7,093	85,825
Intra-Cellular Therapies, Inc.* (a)	9,570	144,411
Lannett Co., Inc.* (a)	7,741	170,689
Lipocine, Inc.* (a)	4,545	16,726
Medicines Co. (The)* (a)	18,815	638,581
MyoKardia, Inc.*	3,051	39,510
Nektar Therapeutics*	39,393	483,352
Neos Therapeutics, Inc.* (a)	3,729	21,815
Ocular Therapeutix, Inc.* (a)	5,426	45,416
Omeros Corp.* (a)	11,190	111,005
Pacira Pharmaceuticals, Inc.*	10,103	326,327
Paratek Pharmaceuticals, Inc.*	5,360	82,544
Phibro Animal Health Corp., Class A	5,264	154,235
Prestige Brands Holdings, Inc.*	14,649	763,213
Reata Pharmaceuticals, Inc., Class A* (a)	1,583	34,557
Revance Therapeutics, Inc.* (a)	5,640	116,748
SciClone Pharmaceuticals, Inc.*	13,986	151,049
Sucampo Pharmaceuticals, Inc., Class A* (a)	6,484	87,858
Supernus Pharmaceuticals, Inc.*	13,086	330,421
Teligent, Inc.* (a)	11,151	73,708
Tetraphase Pharmaceuticals, Inc.*	9,721	39,176
TherapeuticsMD, Inc.* (a)	41,908	241,809
Theravance Biopharma, Inc.* (a)	10,712	341,499
Titan Pharmaceuticals, Inc.*	5,166	20,664
WaVe Life Sciences Ltd.* (a)	2,012	52,614
Zogenix, Inc.* (a)	6,383	77,554

		8,526,619

Professional Services 1.3%
Acacia Research Corp.*	13,289	86,378
Advisory Board Co. (The)*	11,514	382,840
Barrett Business Services, Inc.	1,876	120,252
CBIZ, Inc.*	14,298	195,883
CEB, Inc.	8,804	533,522
Cogint, Inc.* (a)	4,065	14,024
CRA International, Inc.	2,376	86,962
Exponent, Inc.	6,985	421,195
Franklin Covey Co.*	3,130	63,069
FTI Consulting, Inc.*	11,581	522,071
GP Strategies Corp.*	3,541	101,273
Heidrick & Struggles International, Inc.	4,881	117,876
Hill International, Inc.*	9,162	39,855
Huron Consulting Group, Inc.*	5,752	291,339
ICF International, Inc.*	5,075	280,140
Insperity, Inc.	4,422	313,741
Kelly Services, Inc., Class A	8,155	186,913
Kforce, Inc.	6,656	153,754
Korn/Ferry International	15,586	458,696
Mistras Group, Inc.*	4,764	122,340
Navigant Consulting, Inc.*	13,297	348,115
On Assignment, Inc.*	13,935	615,370

25

Statement of Investments (Continued)

December 31, 2016

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Professional Services (continued)
Resources Connection, Inc.	10,084	$194,117
RPX Corp.*	14,568	157,334
TriNet Group, Inc.*	11,766	301,445
TrueBlue, Inc.*	11,759	289,859
WageWorks, Inc.*	10,185	738,413

		7,136,776

Real Estate Management & Development 0.5%
Alexander & Baldwin, Inc.	13,077	586,765
Altisource Portfolio Solutions SA* (a)	3,287	87,401
AV Homes, Inc.*	3,390	53,562
Consolidated-Tomoka Land Co.	1,132	60,471
Forestar Group, Inc.*	9,459	125,805
FRP Holdings, Inc.*	1,755	66,164
HFF, Inc., Class A	10,047	303,922
Kennedy-Wilson Holdings, Inc.	23,133	474,227
Marcus & Millichap, Inc.*	4,038	107,895
RE/MAX Holdings, Inc., Class A	4,935	276,360
RMR Group, Inc. (The), Class A	1,992	78,684
St. Joe Co. (The)*	14,043	266,817
Stratus Properties, Inc.*	1,635	53,546
Tejon Ranch Co.*	3,645	92,692
Trinity Place Holdings, Inc.*	4,227	39,184

		2,673,495

Road & Rail 0.5%
ArcBest Corp.	7,053	195,015
Celadon Group, Inc.	7,089	50,686
Covenant Transportation Group, Inc., Class A*	3,228	62,429
Heartland Express, Inc. (a)	12,884	262,318
Knight Transportation, Inc.	18,613	615,160
Marten Transport Ltd.	6,344	147,815
PAM Transportation Services, Inc.*	769	19,979
Roadrunner Transportation Systems, Inc.*	7,839	81,447
Saia, Inc.*	6,757	298,322
Swift Transportation Co.* (a)	20,910	509,368
Universal Logistics Holdings, Inc.	2,002	32,733
USA Truck, Inc.*	2,412	21,009
Werner Enterprises, Inc.	12,231	329,625
YRC Worldwide, Inc.*	8,704	115,589

		2,741,495

Semiconductors & Semiconductor Equipment 3.8%
Acacia Communications, Inc.* (a)	1,474	91,019
Advanced Energy Industries, Inc.*	11,056	605,316
Advanced Micro Devices, Inc.*	207,452	2,352,506
Alpha & Omega Semiconductor Ltd.*	5,016	106,690
Ambarella, Inc.* (a)	8,944	484,139
Amkor Technology, Inc.*	27,983	295,221
Applied Micro Circuits Corp.*	21,493	177,317
Axcelis Technologies, Inc.*	8,095	117,782
Brooks Automation, Inc.	18,917	322,913

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Cabot Microelectronics Corp.	6,439	$406,752
Cavium, Inc.*	17,816	1,112,431
CEVA, Inc.*	5,457	183,082
Cirrus Logic, Inc.*	17,322	979,386
Cohu, Inc.	7,295	101,400
Diodes, Inc.*	10,625	272,744
DSP Group, Inc.*	5,765	75,233
Entegris, Inc.*	38,739	693,428
Exar Corp.*	10,947	118,009
FormFactor, Inc.*	19,012	212,934
GigPeak, Inc.*	16,898	42,583
Impinj, Inc.* (a)	1,546	54,636
Inphi Corp.*	11,233	501,216
Integrated Device Technology, Inc.*	37,146	875,160
Intersil Corp., Class A	36,962	824,252
IXYS Corp.	6,638	78,992
Kopin Corp.*	17,193	48,828
Lattice Semiconductor Corp.*	32,797	241,386
MACOM Technology Solutions Holdings, Inc.* (a)	6,506	301,098
MaxLinear, Inc., Class A*	15,616	340,429
Microsemi Corp.*	31,172	1,682,353
MKS Instruments, Inc.	14,629	868,963
Monolithic Power Systems, Inc.	10,653	872,800
Nanometrics, Inc.*	6,413	160,710
NeoPhotonics Corp.*	8,570	92,642
NVE Corp.	1,325	94,645
PDF Solutions, Inc.*	7,403	166,938
Photronics, Inc.*	18,540	209,502
Power Integrations, Inc.	7,471	506,907
Rambus, Inc.*	30,521	420,274
Rudolph Technologies, Inc.*	8,502	198,522
Semtech Corp.*	17,298	545,752
Sigma Designs, Inc.*	9,595	57,570
Silicon Laboratories, Inc.*	11,312	735,280
Synaptics, Inc.*	9,660	517,583
Tessera Holding Corp.	13,762	608,280
Ultra Clean Holdings, Inc.*	8,947	86,786
Ultratech, Inc.*	6,101	146,302
Veeco Instruments, Inc.*	10,873	316,948
Xcerra Corp.*	15,035	114,867

		20,420,506

Software 3.4%
8x8, Inc.*	24,643	352,395
A10 Networks, Inc.*	12,175	101,174
ACI Worldwide, Inc.*	31,280	567,732
American Software, Inc., Class A	6,500	67,145
Aspen Technology, Inc.*	21,475	1,174,253
Barracuda Networks, Inc.*	6,112	130,980
Blackbaud, Inc.	12,773	817,472
Blackline, Inc.* (a)	1,967	54,348
Bottomline Technologies de, Inc.*	10,915	273,093

26

Statement of Investments (Continued)

December 31, 2016

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software (continued)
BroadSoft, Inc.*	8,312	$342,870
Callidus Software, Inc.*	16,589	278,695
CommVault Systems, Inc.*	10,840	557,176
Digimarc Corp.*	2,621	78,630
Ebix, Inc. (a)	7,042	401,746
Ellie Mae, Inc.*	8,934	747,597
EnerNOC, Inc.*	8,013	48,078
Exa Corp.*	3,761	57,769
Fair Isaac Corp.	8,508	1,014,324
Gigamon, Inc.*	9,073	413,275
Globant SA* (a)	7,173	239,220
Glu Mobile, Inc.* (a)	31,232	60,590
Guidance Software, Inc.*	6,144	43,500
HubSpot, Inc.*	8,051	378,397
Imperva, Inc.*	8,003	307,315
Jive Software, Inc.*	15,854	68,965
Majesco*	1,607	9,771
Mentor Graphics Corp.	29,502	1,088,329
MicroStrategy, Inc., Class A*	2,655	524,097
Mitek Systems, Inc.*	8,175	50,276
MobileIron, Inc.*	13,135	49,256
Model N, Inc.*	6,405	56,684
Monotype Imaging Holdings, Inc.	11,312	224,543
Park City Group, Inc.* (a)	3,543	44,996
Paycom Software, Inc.* (a)	12,286	558,890
Paylocity Holding Corp.*	6,011	180,390
Pegasystems, Inc.	10,074	362,664
Progress Software Corp.	14,063	449,032
Proofpoint, Inc.*	11,259	795,448
PROS Holdings, Inc.*	7,002	150,683
QAD, Inc., Class A	2,776	84,390
Qualys, Inc.*	7,598	240,477
Rapid7, Inc.*	5,431	66,095
RealPage, Inc.*	15,103	453,090
RingCentral, Inc., Class A*	16,314	336,068
Rosetta Stone, Inc.*	5,169	46,056
Rubicon Project, Inc. (The)*	10,378	77,005
Sapiens International Corp. NV	6,605	94,716
SecureWorks Corp., Class A*	1,624	17,198
Silver Spring Networks, Inc.*	10,518	139,995
Synchronoss Technologies, Inc.*	11,528	441,522
Take-Two Interactive Software, Inc.*	22,916	1,129,530
Tangoe, Inc.*	7,921	62,418
Telenav, Inc.*	8,919	62,879
TiVo Corp.*	32,313	675,342
Varonis Systems, Inc.*	2,974	79,703
VASCO Data Security International, Inc.*	8,404	114,715
Verint Systems, Inc.*	16,936	596,994
VirnetX Holding Corp.* (a)	12,912	28,406
Workiva, Inc.*	6,049	82,569
Zendesk, Inc.*	22,660	480,392
Zix Corp.*	15,845	78,274

		18,509,632

Common Stocks (continued)

	Shares	Market Value

Specialty Retail 2.4%
Aaron’s, Inc.	17,956	$574,412
Abercrombie & Fitch Co., Class A (a)	18,971	227,652
American Eagle Outfitters, Inc.	45,284	686,958
America’s Car-Mart, Inc.*	2,181	95,419
Asbury Automotive Group, Inc.*	5,598	345,397
Ascena Retail Group, Inc.*	48,413	299,676
Barnes & Noble Education, Inc.*	11,115	127,489
Barnes & Noble, Inc.	17,572	195,928
Big 5 Sporting Goods Corp.	5,100	88,485
Boot Barn Holdings, Inc.* (a)	3,977	49,792
Buckle, Inc. (The) (a)	7,835	178,638
Build-A-Bear Workshop, Inc.*	4,002	55,027
Caleres, Inc.	11,741	385,340
Camping World Holdings, Inc., Class A	2,718	88,580
Cato Corp. (The), Class A	6,902	207,612
Chico’s FAS, Inc.	35,722	514,040
Children’s Place, Inc. (The)	5,139	518,782
Citi Trends, Inc.	4,166	78,487
Conn’s, Inc.* (a)	5,428	68,664
Container Store Group, Inc. (The)*	3,978	25,260
Destination XL Group, Inc.*	9,136	38,828
DSW, Inc., Class A	18,761	424,937
Express, Inc.*	20,882	224,690
Finish Line, Inc. (The), Class A	11,762	221,243
Five Below, Inc.*	14,965	598,001
Francesca’s Holdings Corp.*	10,494	189,207
Genesco, Inc.*	5,746	356,827
GNC Holdings, Inc., Class A	19,141	211,317
Group 1 Automotive, Inc.	5,780	450,493
Guess?, Inc.	17,160	207,636
Haverty Furniture Cos., Inc.	5,383	127,577
Hibbett Sports, Inc.*	6,386	238,198
Kirkland’s, Inc.*	4,499	69,779
Lithia Motors, Inc., Class A	6,466	626,103
Lumber Liquidators Holdings, Inc.* (a)	7,040	110,810
MarineMax, Inc.*	6,946	134,405
Monro Muffler Brake, Inc.	8,753	500,672
Office Depot, Inc.	151,675	685,571
Party City Holdco, Inc.* (a)	7,495	106,429
Pier 1 Imports, Inc.	23,207	198,188
Rent-A-Center, Inc.	14,899	167,614
Restoration Hardware Holdings, Inc.* (a)	10,804	331,683
Sears Hometown and Outlet Stores, Inc.* (a)	2,837	13,334
Select Comfort Corp.*	12,913	292,092
Shoe Carnival, Inc.	3,677	99,205
Sonic Automotive, Inc., Class A	7,915	181,254
Sportsman’s Warehouse Holdings, Inc.* (a)	7,246	68,040
Stage Stores, Inc. (a)	6,957	30,402
Stein Mart, Inc.	8,193	44,898
Tailored Brands, Inc.	13,484	344,516
Tile Shop Holdings, Inc.*	9,076	177,436
Tilly’s, Inc., Class A*	2,796	36,879
Vitamin Shoppe, Inc.*	6,588	156,465

27

Statement of Investments (Continued)

December 31, 2016

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
West Marine, Inc.*	4,594	$48,099
Winmark Corp.	644	81,241
Zumiez, Inc.*	5,144	112,396

		12,718,103

Technology Hardware, Storage & Peripherals 0.5%
3D Systems Corp.* (a)	29,858	396,813
Avid Technology, Inc.*	9,016	39,670
CPI Card Group, Inc.	5,830	24,195
Cray, Inc.* (a)	11,216	232,171
Diebold Nixdorf, Inc.	19,037	478,781
Eastman Kodak Co.*	4,380	67,890
Electronics For Imaging, Inc.*	13,130	575,882
Immersion Corp.*	7,545	80,203
Nimble Storage, Inc.*	17,421	137,974
Pure Storage, Inc., Class A*	18,784	212,447
Stratasys Ltd.* (a)	13,854	229,145
Super Micro Computer, Inc.*	10,780	302,379
USA Technologies, Inc.* (a)	9,766	41,994

		2,819,544

Textiles, Apparel & Luxury Goods 0.7%
Columbia Sportswear Co.	7,360	429,088
Crocs, Inc.*	20,317	139,375
Culp, Inc.	2,790	103,648
Deckers Outdoor Corp.*	8,946	495,519
Delta Apparel, Inc.*	1,951	40,444
Fossil Group, Inc.* (a)	11,708	302,769
G-III Apparel Group Ltd.*	11,998	354,661
Iconix Brand Group, Inc.*	12,003	112,108
Movado Group, Inc.	4,311	123,941
Oxford Industries, Inc.	4,230	254,350
Perry Ellis International, Inc.*	3,147	78,392
Sequential Brands Group, Inc.* (a)	10,888	50,956
Steven Madden Ltd.*	17,179	614,149
Superior Uniform Group, Inc.	2,189	42,948
Unifi, Inc.*	4,358	142,201
Vera Bradley, Inc.*	5,826	68,281
Vince Holding Corp.* (a)	6,063	24,555
Wolverine World Wide, Inc.	26,589	583,629

		3,961,014

Thrifts & Mortgage Finance 2.3%
Astoria Financial Corp.	25,557	476,638
Bank Mutual Corp.	12,056	113,929
BankFinancial Corp.	5,013	74,293
Bear State Financial, Inc.	4,865	49,380
Beneficial Bancorp, Inc.	19,009	349,766
BofI Holding, Inc.* (a)	16,920	483,066
Capitol Federal Financial, Inc.	35,712	587,819
Charter Financial Corp.	4,078	67,980
Clifton Bancorp, Inc.	6,268	106,055
Dime Community Bancshares, Inc.	8,670	174,267

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
ESSA Bancorp, Inc.	2,063	$32,430
Essent Group Ltd.*	20,810	673,620
EverBank Financial Corp.	28,644	557,126
Federal Agricultural Mortgage Corp., Class C	2,468	141,342
First Defiance Financial Corp.	2,489	126,292
Flagstar Bancorp, Inc.*	5,835	157,195
Greene County Bancorp, Inc. (a)	680	15,572
Hingham Institution for Savings	342	67,299
Home Bancorp, Inc.	1,526	58,919
HomeStreet, Inc.*	6,537	206,569
Impac Mortgage Holdings, Inc.* (a)	2,151	30,157
Kearny Financial Corp.	24,182	376,030
Lake Sunapee Bank Group	2,061	48,619
LendingTree, Inc.* (a)	1,676	169,863
Meridian Bancorp, Inc.	13,652	258,023
Meta Financial Group, Inc.	2,279	234,509
MGIC Investment Corp.*	94,024	958,105
Nationstar Mortgage Holdings, Inc.* (a)	8,901	160,752
NMI Holdings, Inc., Class A*	13,777	146,725
Northfield Bancorp, Inc.	11,907	237,783
Northwest Bancshares, Inc.	26,873	484,520
OceanFirst Financial Corp.	5,850	175,675
Ocwen Financial Corp.* (a)	28,668	154,520
Oritani Financial Corp.	10,911	204,581
PennyMac Financial Services, Inc., Class A*	3,934	65,501
PHH Corp.*	14,660	222,246
Provident Bancorp, Inc.*	1,146	20,513
Provident Financial Holdings, Inc.	1,686	34,091
Provident Financial Services, Inc.	17,113	484,298
Radian Group, Inc.	59,316	1,066,502
SI Financial Group, Inc.	2,754	42,412
Southern Missouri Bancorp, Inc.	1,569	55,511
Territorial Bancorp, Inc.	2,299	75,499
TrustCo Bank Corp.	25,205	220,544
United Community Financial Corp.	13,379	119,608
United Financial Bancorp, Inc.	14,199	257,854
Walker & Dunlop, Inc.*	7,706	240,427
Washington Federal, Inc.	24,292	834,430
Waterstone Financial, Inc.	7,283	134,007
Western New England Bancorp, Inc.	3,971	37,129
WSFS Financial Corp.	7,458	345,678

		12,415,669

Tobacco 0.2%
Alliance One International, Inc.*	2,242	43,046
Turning Point Brands, Inc.*	1,623	19,882
Universal Corp.	6,077	387,409
Vector Group Ltd. (a)	25,888	588,693

		1,039,030

Trading Companies & Distributors 1.1%
Aircastle Ltd.	13,474	280,933
Applied Industrial Technologies, Inc. (a)	9,872	586,397

28

Statement of Investments (Continued)

December 31, 2016

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Trading Companies & Distributors (continued)
Beacon Roofing Supply, Inc.*	16,357	$753,567
BMC Stock Holdings, Inc.*	15,361	299,539
CAI International, Inc.*	4,330	37,541
DXP Enterprises, Inc.*	3,941	136,910
GATX Corp. (a)	11,402	702,135
GMS, Inc.*	1,961	57,418
H&E Equipment Services, Inc.	8,476	197,067
Kaman Corp.	7,564	370,107
Lawson Products, Inc.*	1,912	45,506
MRC Global, Inc.*	26,183	530,468
Neff Corp., Class A*	2,820	39,762
NOW, Inc.*	29,732	608,614
Real Industry, Inc.*	7,255	44,255
Rush Enterprises, Inc., Class A*	8,108	258,645
Rush Enterprises, Inc., Class B*	1,513	46,707
SiteOne Landscape Supply, Inc.*	3,246	112,734
Textainer Group Holdings Ltd. (a)	6,496	48,395
Titan Machinery, Inc.*	4,581	66,745
Triton International Ltd.	10,279	162,408
Univar, Inc.*	11,974	339,702
Veritiv Corp.*	2,143	115,186
Willis Lease Finance Corp.*	1,215	31,080

		5,871,821

Transportation Infrastructure 0.0%†
Wesco Aircraft Holdings, Inc.*	15,539	232,308

Water Utilities 0.3%
American States Water Co.	10,110	460,612
Artesian Resources Corp., Class A	2,024	64,647
California Water Service Group	13,265	449,683
Connecticut Water Service, Inc.	3,010	168,109
Consolidated Water Co. Ltd.	4,111	44,604
Global Water Resources, Inc.	2,172	19,765
Middlesex Water Co.	4,505	193,445
SJW Group	4,551	254,765
York Water Co. (The)	3,507	133,967

		1,789,597

Wireless Telecommunication Services 0.1%
Boingo Wireless, Inc.*	10,206	124,411
NII Holdings, Inc.*	14,782	31,781
Shenandoah Telecommunications Co.	12,943	353,344
Spok Holdings, Inc.	5,862	121,637

		631,173

Total Common Stocks (cost $386,316,741)		518,781,292

Rights 0.0%†

	Number of Rights	Market Value

Biotechnology 0.0%†
Dyax Corp. CVR* (b)(c)	37,889	$47,361

Wireless Telecommunication Services 0.0%†
Leap Wireless International, Inc. CVR* (b)(c)	16,402	49,206

Total Rights (cost $—)		96,567

Repurchase Agreements 7.3%

	Principal Amount

Bank of America NA, 0.50%, dated 12/30/16, due 01/03/17, repurchase price $10,000,556, collateralized by U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $10,200,000. (d)(e)	$10,000,000	10,000,000
BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $11,450,623, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 01/05/17 - 08/01/46; total market value $11,679,000. (d)(e)	11,450,000	11,450,000
ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $18,031,732, collateralized by U.S. Government Agency Securities, ranging from 2.24% - 4.00%, maturing 11/01/26 - 05/01/46; total market value $18,391,345. (d)(e)	18,030,731	18,030,731

Total Repurchase Agreements (cost $39,480,731)		39,480,731

Total Investments (cost $425,797,472) (f) — 103.2%		558,358,590
Liabilities in excess of other assets — (3.2)%		(17,519,805)

NET ASSETS — 100.0%		$540,838,785

*	Denotes a non-income producing security.

29

Statement of Investments (Continued)

December 31, 2016

NVIT Small Cap Index Fund (Continued)

(a)	The security or a portion of this security is on loan at December 31, 2016. The total value of securities on loan at December 31, 2016 was $45,687,694, which was collateralized by repurchase agreements with a total value of $39,480,731 and $8,058,474 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.13%, and maturity dates ranging from 01/12/17 - 08/15/46, a total value of $47,539,205.

(b)	Fair valued security.

(c)	Illiquid security (unaudited).

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2016 was $39,480,731.

(e)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.
(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

CVR	Contingent Value Rights

Ltd.	Limited

NA	National Association

NV	Public Traded Company

plc	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

At December 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
371	Russell 2000 Mini Future	03/17/17	$25,170,495	$(112,138)

At December 31, 2016 the fund had $1,241,400 segregated as collateral with the broker for open future contracts.

The accompanying notes are an integral part of these financial statements.

30

Statement of Assets and Liabilities

December 31, 2016

NVIT Small Cap Index Fund
Assets:
Investments, at value* (cost $386,316,741)	$518,877,859
Repurchase agreements, at value (cost $39,480,731)	39,480,731

Total Investments, at value (total cost $425,797,472)	558,358,590

Cash	23,136,811
Deposits with broker for futures contracts	1,241,400
Interest and dividends receivable	657,952
Security lending income receivable	82,415
Receivable for capital shares issued	35,890
Prepaid expenses	792

Total Assets	583,513,850

Liabilities:
Payable for capital shares redeemed	2,856,662
Payable for variation margin on futures contracts	106,998
Payable upon return of securities loaned (Note 2)	39,480,731
Accrued expenses and other payables:
Investment advisory fees	87,515
Fund administration fees	16,517
Distribution fees	16,061
Administrative servicing fees	3,749
Accounting and transfer agent fees	1,454
Custodian fees	3,014
Compliance program costs (Note 3)	523
Professional fees	24,033
Printing fees	11,104
Other	66,704

Total Liabilities	42,675,065

Net Assets	$540,838,785

Represented by:
Capital	$392,006,379
Accumulated undistributed net investment income	849,807
Accumulated net realized gains from investments and futures transactions	15,533,619
Net unrealized appreciation/(depreciation) from investments	132,561,118
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(112,138)

Net Assets	$540,838,785

*	Includes value of securities on loan of $45,687,694 (Note 2).

31

Statement of Assets and Liabilities (Continued)

December 31, 2016

NVIT Small Cap Index Fund
Net Assets:
Class II Shares	$77,556,189
Class Y Shares	463,282,596

Total	$540,838,785

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	6,231,757
Class Y Shares	37,042,432

Total	43,274,189

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$12.45
Class Y Shares	$12.51

The accompanying notes are an integral part of these financial statements.

32

Statement of Operations

For the Year Ended December 31, 2016

NVIT Small Cap Index Fund
INVESTMENT INCOME:
Dividend income	$6,871,848
Income from securities lending (Note 2)	1,159,947
Interest income	75,229
Foreign tax withholding	(1,657)

Total Income	8,105,367

EXPENSES:
Investment advisory fees	902,767
Fund administration fees	180,179
Distribution fees Class II Shares	136,769
Administrative servicing fees Class II Shares	82,063
Professional fees	48,820
Printing fees	17,477
Trustee fees	14,659
Custodian fees	17,720
Accounting and transfer agent fees	9,165
Compliance program costs (Note 3)	2,059
Index licensing fee	67,763
Other	51,135

Total expenses before fees waived	1,530,576

Administrative servicing fees waived – Class II (Note 3)	(38,296)

Net Expenses	1,492,280

NET INVESTMENT INCOME	6,613,087

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	17,615,710
Net realized gains from futures transactions (Note 2)	4,991,157

Net realized gains from investments and futures transactions	22,606,867

Net change in unrealized appreciation/(depreciation) from investments	68,547,121
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(14,570)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	68,532,551

Net realized/unrealized gains from investments and futures transactions	91,139,418

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$97,752,505

The accompanying notes are an integral part of these financial statements.

33

Statements of Changes in Net Assets

	NVIT Small Cap Index Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$6,613,087	$6,478,548
Net realized gains from investments and futures transactions	22,606,867	64,626,385
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	68,532,551	(87,426,368)

Change in net assets resulting from operations	97,752,505	(16,321,435)

Distributions to Shareholders From:
Net investment income:
Class II	(719,773)	(514,489)
Class Y	(5,527,592)	(5,803,593)
Net realized gains:
Class II	(7,782,005)	(3,488,604)
Class Y	(55,063,199)	(33,529,984)

Change in net assets from shareholder distributions	(69,092,569)	(43,336,670)

Change in net assets from capital transactions	54,077,695	(36,780,371)

Change in net assets	82,737,631	(96,438,476)

Net Assets:
Beginning of year	458,101,154	554,539,630

End of year	$540,838,785	$458,101,154

Accumulated undistributed net investment income at end of year	$849,807	$656,642

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$29,164,179	$27,901,136
Dividends reinvested	8,501,778	4,003,093
Cost of shares redeemed	(9,591,835)	(6,044,143)

Total Class II Shares	28,074,122	25,860,086

Class Y Shares
Proceeds from shares issued	21,974,908	31,327,424
Dividends reinvested	60,590,791	39,333,577
Cost of shares redeemed	(56,562,126)	(133,301,458)

Total Class Y Shares	26,003,573	(62,640,457)

Change in net assets from capital transactions	$54,077,695	$(36,780,371)

SHARE TRANSACTIONS:
Class II Shares
Issued	2,440,043	2,054,239
Reinvested	749,847	330,310
Redeemed	(824,325)	(470,880)

Total Class II Shares	2,365,565	1,913,669

Class Y Shares
Issued	1,889,870	2,347,653
Reinvested	5,307,779	3,231,665
Redeemed	(4,518,781)	(9,180,315)

Total Class Y Shares	2,678,868	(3,600,997)

Total change in shares	5,044,433	(1,687,328)

The accompanying notes are an integral part of these financial statements.

34

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Small Cap Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class II Shares
Year Ended December 31, 2016	$11.95	0.13	2.17	2.30	(0.12)	(1.68)	(1.80)	$12.45	20.87%		$77,556,189	0.60%	1.12%	0.67%	17.32%
Year Ended December 31, 2015	$13.86	0.14	(0.81)	(0.67)	(0.14)	(1.10)	(1.24)	$11.95	(4.88%	)	$46,201,177	0.60%	1.03%	0.67%	21.66%
Year Ended December 31, 2014	$14.01	0.13	0.48	0.61	(0.12)	(0.64)	(0.76)	$13.86	4.55%		$27,068,648	0.60%	0.93%	0.67%	20.63%
Period Ended December 31, 2013 (f)	$11.20	0.11	2.88	2.99	(0.18)	–	(0.18)	$14.01	26.80%		$10,733,829	0.57%	1.28%	0.64%	14.32%

Class Y Shares
Year Ended December 31, 2016	$11.99	0.17	2.18	2.35	(0.15)	(1.68)	(1.83)	$12.51	21.22%		$463,282,596	0.28%	1.43%	0.28%	17.32%
Year Ended December 31, 2015	$13.89	0.18	(0.81)	(0.63)	(0.17)	(1.10)	(1.27)	$11.99	(4.54%	)	$411,899,977	0.27%	1.32%	0.27%	21.66%
Year Ended December 31, 2014	$14.02	0.17	0.49	0.66	(0.15)	(0.64)	(0.79)	$13.89	4.92%		$527,470,982	0.27%	1.20%	0.27%	20.63%
Year Ended December 31, 2013	$10.25	0.17	3.79	3.96	(0.19)	–	(0.19)	$14.02	38.75%		$517,203,818	0.26%	1.36%	0.26%	14.32%
Year Ended December 31, 2012	$8.95	0.19	1.28	1.47	(0.17)	–	(0.17)	$10.25	16.46%		$432,970,994	0.26%	1.93%	0.26%	15.42%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 2, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of May 1, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

35

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Small Cap Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund of funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

36

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

37

Notes to Financial Statements (Continued)

December 31, 2016

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$7,876,665	$—	$—	$7,876,665
Air Freight & Logistics	2,870,176	—	—	2,870,176
Airlines	1,914,915	—	—	1,914,915
Auto Components	6,498,516	—	—	6,498,516
Automobiles	233,672	—	—	233,672
Banks	61,584,712	—	—	61,584,712
Beverages	1,115,369	—	—	1,115,369
Biotechnology	22,124,983	—	—	22,124,983
Building Products	5,993,761	—	—	5,993,761
Capital Markets	7,461,910	—	—	7,461,910
Chemicals	12,972,277	—	—	12,972,277
Commercial Services & Supplies	12,883,820	—	—	12,883,820
Communications Equipment	9,442,323	—	—	9,442,323
Construction & Engineering	5,047,901	—	—	5,047,901
Construction Materials	1,367,092	—	—	1,367,092
Consumer Finance	2,795,001	—	—	2,795,001
Containers & Packaging	807,562	—	—	807,562
Distributors	591,045	—	—	591,045
Diversified Consumer Services	5,466,843	—	—	5,466,843
Diversified Financial Services	572,084	—	—	572,084
Diversified Telecommunication Services	3,297,664	—	—	3,297,664
Electric Utilities	5,923,350	—	—	5,923,350
Electrical Equipment	3,681,881	—	—	3,681,881
Electronic Equipment, Instruments & Components	14,706,281	—	—	14,706,281
Energy Equipment & Services	6,607,280	—	—	6,607,280
Equity Real Estate Investment Trusts (REITs)	38,413,372	—	—	38,413,372
Food & Staples Retailing	3,069,938	—	—	3,069,938
Food Products	7,274,670	—	—	7,274,670
Gas Utilities	6,106,218	—	—	6,106,218
Health Care Equipment & Supplies	15,982,171	—	—	15,982,171
Health Care Providers & Services	10,553,596	—	—	10,553,596
Health Care Technology	2,332,111	—	—	2,332,111
Hotels, Restaurants & Leisure	15,893,137	—	—	15,893,137
Household Durables	6,467,062	—	—	6,467,062
Household Products	1,444,289	—	—	1,444,289
Independent Power and Renewable Electricity Producers	2,455,082	—	—	2,455,082
Industrial Conglomerates	252,378	—	—	252,378
Insurance	12,670,355	—	—	12,670,355
Internet & Direct Marketing Retail	2,655,899	—	—	2,655,899
Internet Software & Services	11,439,627	—	—	11,439,627
IT Services	10,435,068	—	—	10,435,068
Leisure Products	1,437,259	—	—	1,437,259
Life Sciences Tools & Services	3,461,969	—	—	3,461,969
Machinery	18,829,871	—	—	18,829,871
Marine	533,577	—	—	533,577
Media	8,170,223	—	—	8,170,223
Metals & Mining	7,008,622	—	—	7,008,622
Mortgage Real Estate Investment Trusts (REITs)	5,679,334	—	—	5,679,334

38

Notes to Financial Statements (Continued)

December 31, 2016

	Level 1	Level 2	Level 3	Total
Assets (continued)
Multiline Retail	$1,048,292	$—	$—	$1,048,292
Multi-Utilities	2,505,136	—	—	2,505,136
Oil, Gas & Consumable Fuels	12,756,616	—	—	12,756,616
Paper & Forest Products	3,107,977	—	—	3,107,977
Personal Products	1,473,578	—	—	1,473,578
Pharmaceuticals	8,526,619	—	—	8,526,619
Professional Services	7,136,776	—	—	7,136,776
Real Estate Management & Development	2,673,495	—	—	2,673,495
Road & Rail	2,741,495	—	—	2,741,495
Semiconductors & Semiconductor Equipment	20,420,506	—	—	20,420,506
Software	18,509,632	—	—	18,509,632
Specialty Retail	12,718,103	—	—	12,718,103
Technology Hardware, Storage & Peripherals	2,819,544	—	—	2,819,544
Textiles, Apparel & Luxury Goods	3,961,014	—	—	3,961,014
Thrifts & Mortgage Finance	12,415,669	—	—	12,415,669
Tobacco	1,039,030	—	—	1,039,030
Trading Companies & Distributors	5,871,821	—	—	5,871,821
Transportation Infrastructure	232,308	—	—	232,308
Water Utilities	1,789,597	—	—	1,789,597
Wireless Telecommunication Services	631,173	—	—	631,173
Total Common Stocks	$518,781,292	$—	$—	$518,781,292
Repurchase Agreements	—	39,480,731	—	39,480,731
Rights	—	—	96,567	96,567
Total Assets	$518,781,292	$39,480,731	$96,567	$558,358,590

Liabilities:
Futures Contracts	$(112,138)	$—	$—	$(112,138)
Total Liabilities	$(112,138)	$—	$—	$(112,138)
Total	$518,669,154	$39,480,731	$96,567	$558,246,452

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Common Stocks	Rights		Total
Balance as of 12/31/15	$13,756	$41,333		$55,089
Accrued Accretion/(Amortization)	—	—		—
Realized Gain/(Loss)	(29,932)	—		(29,932)
Change in Net Appreciation/(Depreciation)	18,334	55,234	*	73,568
Purchases**	—	—		—
Sales	(2,158)	—		(2,158)
Transfers Into Level 3	—	—		—
Transfers Out of Level 3	—	—		—
Balance as of 12/31/16	$—	$96,567		$96,567
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held as of 12/31/16***	$—	$55,234		$55,234

39

Notes to Financial Statements (Continued)

December 31, 2016

Amounts designated as “—” are zero or have been rounded to zero.

*	Change in Net Appreciation/(Depreciation) is from Rights issued January 2016 at no cost.

**	Purchases include all purchases of securities and securities received in corporate actions.

***	Included in the Statement of Operations under “Net change in unrealized appreciation/(depreciation) from investments”.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s

40

Notes to Financial Statements (Continued)

December 31, 2016

investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2016

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts (a)
Equity risk	Unrealized depreciation from futures contracts	$(112,138)
Total		$(112,138)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$4,991,157
Total	$4,991,157

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(14,570)
Total	$(14,570)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Futures Contracts:
Average Notional Balance Long	$18,545,765

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Securities Lending

During the year ended December 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

41

Notes to Financial Statements (Continued)

December 31, 2016

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2016, were $39,480,731, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to note (a) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession

42

Notes to Financial Statements (Continued)

December 31, 2016

of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $200,011,111, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $100,005,444, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% – 7.50%, maturing 01/05/17 – 08/01/46; total market value $102,000,004.

ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $350,019,444, collateralized by U.S. Government Agency Securities, ranging from 2.24% – 4.00%, maturing 11/01/26 – 05/01/46; total market value $357,000,001.

At December 31, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$10,000,000	$—	$10,000,000	$(10,000,000)	$—
BNP Paribas Securities Corp.	11,450,000	—	11,450,000	(11,450,000)	—
ML Pierce Fenner & Smith, Inc.	18,030,731	—	18,030,731	(18,030,731)	—
Total	$39,480,731	$—	$39,480,731	$(39,480,731)	$—

Amounts designated as “—” are zero.

*	At December 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of

43

Notes to Financial Statements (Continued)

December 31, 2016

Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in real estate investment trusts and non-taxable dividends. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investments and Futures Transactions
$(2)	$(172,557)	$172,559

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax

44

Notes to Financial Statements (Continued)

December 31, 2016

positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.19%
$1.5 billion up to $3 billion	0.17%
$3 billion and more	0.16%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate was 0.19%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2017.

45

Notes to Financial Statements (Continued)

December 31, 2016

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $180,179 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $2,059.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares. The Trust and NFS have entered into a written contract waiving 0.07% of these fees for Class II shares of the Fund until April 30, 2017.

46

Notes to Financial Statements (Continued)

December 31, 2016

For the year ended December 31, 2016, the effective rate for administrative services fees before contractual fee waivers was 0.15%, and after contractual fee waivers was 0.08% for Class II shares.

For the year ended December 31, 2016, the Fund’s total administrative services fees were $82,063. During the year ended December 31, 2016, the waiver of such administrative services fees by NFS amounted to $38,296 for which NFS shall not be entitled to reimbursement by the Fund for any amount waived.

Cross trades for the year ended December 31, 2016 were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series of NMF. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

Pursuant to these procedures, for the year ended December 31, 2016, the Fund engaged in securities sales of $5,662 which resulted in net realized losses of $(1,577). All trades were executed at market value and with no commissions.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $79,734,055 and sales of $85,909,983 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

47

Notes to Financial Statements (Continued)

December 31, 2016

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2016, the Fund recaptured $0 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,954,539	$60,138,030	$69,092,569	$—	$69,092,569

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,039,228	$35,297,442	$43,336,670	$—	$43,336,670

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

48

Notes to Financial Statements (Continued)

December 31, 2016

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,946,669	$20,149,774	$22,096,443	$—	$126,735,963	$148,832,406

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation /(Depreciation)
$431,622,627	$174,121,845	$(47,385,882)	$126,735,963

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Small Cap Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Small Cap Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

50

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 44.62%.

The Fund designates $60,138,030 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

51

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

52

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

53

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

54

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

55

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

56

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

57

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

58

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

59

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

60

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

61

Annual Report

December 31, 2016

NVIT Multi-Manager International Growth Fund

AR-MM-IG 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager International Growth Fund

For the annual period ended December 31, 2016, the NVIT Multi-Manager International Growth Fund (Class Y) registered -2.07% versus 0.12% for its benchmark, the MSCI ACWI ex USA Growth. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of International Multi-Cap Growth Funds (consisting of 81 funds as of December 31, 2016) was 0.12% for the same time period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by American Century Investment Management, Inc. and Invesco Advisers, Inc.

The following commentary is provided by American Century Investment Management, Inc.

Familiar themes continued to dominate the investment landscape and challenge non-U.S. stock investors. In particular, economic growth remained weak, inflation remained muted, and major central banks continued to implement aggressive stimulus plans amid signs they were losing their effectiveness. In addition, global divergence remained a prominent factor, as the U.S. continued to outpace other developed markets in terms of economic growth, currency strength, and the removal of central bank stimulus.

Meanwhile, years of low interest rates, market globalization and corporate cost-cutting had benefited some segments of the world’s developed democracies much more than others. The others spoke up in June and November, voting for the U.K. to exit the European Union (EU), then propelling Donald Trump to victory.

These unexpected political results unsettled the markets initially. But cooler heads ultimately prevailed, and with mounting economic optimism and the continued support of central bank monetary stimulus, broad market index returns for the full 12-month period were positive.

Overall, emerging markets stocks significantly outperformed their non-U.S. developed market counterparts. Non-U.S. small- and mid-cap stocks underperformed large-cap stocks. Within the small-mid universe, value stocks significantly outperformed growth stocks, which provided a headwind to Fund sleeve performance.

Within the sleeve, stock selection primarily accounted for the relative underperformance, particularly in the consumer discretionary, industrials, and financials sectors. In addition, underweight positions relative to the benchmark in the consumer discretionary and financials sectors detracted from results. Regionally, stock selection in Canada, Australia and Japan, along with an underweight in Canada, detracted from sleeve performance.

Within the industrials sector, an overweight position in Qantas Airways was a main detractor. The stock price of the Australia-based commercial airline company declined in response to signs Qantas’s pricing discipline, which had been the backbone of the company’s returns, was faltering. In addition, increasing competition internationally and weakening domestic demand called into question the sustainability of returns for Qantas. A second-quarter spike in oil prices (which have a direct impact operationally on airlines) also pressured the stock, and the investment team exited the position.

Meanwhile, the late-June Brexit vote hampered U.K.-based financials stocks, including consumer financial services provider Provident Financial, a main detractor from sleeve performance. Investors worried the Brexit fallout would slow the British economy and weaken consumer confidence, which pressured companies in the financials sector. Additionally, investors worried the U.K.’s departure from the EU would threaten London’s position as Europe’s financial hub. The investment team exited the position.

4

Fund Commentary (con’t.)	NVIT Multi-Manager International Growth Fund

A position in Canada-based Concordia International (formerly Concordia Healthcare), a specialty pharmaceutical company, also was among the sleeve’s largest detractors. Similar to other companies in the drug industry, Concordia was affected by the negative sentiment surrounding Canada-based pharmaceutical company Valeant Pharmaceuticals International, which was battered by pricing, balance sheet, and leveraging issues and a Securities and Exchange Commission investigation in the U.S. In addition, ongoing political rhetoric surrounding drug pricing weighed on the pharmaceuticals industry. Against this backdrop, the team exited the position.

In the consumer discretionary sector, a position in Mazda Motor was a primary detractor. Early in the period, the Japan-based automotive manufacturer faced headwinds that included negative interest rates in Japan and an increase in the yen’s value. The company has significant exposure outside Japan, particularly in the U.S., and the currency move had a direct effect on Mazda’s earnings. Accordingly, the team exited the position.

From a sector perspective, energy was the main contributor to relative performance, primarily due to stock selection. Regionally, stock selection in France, Denmark and China, along with an overweight position in Denmark, aided relative results.

A position in Norway-based Aker BP (formerly Det Norske Oljeselskap), an oil exploration and development company focused on petroleum resources in the North Sea, drove performance in the energy sector. Rising oil prices along with announcements in September 2016 and November 2016 from the Organization of Petroleum Exporting Countries (OPEC) regarding its intent to cut production helped drive the company’s stock price higher. In addition, Aker benefited from its low-cost profile and from its production of the largest offshore oil field Norway has developed in 30 years.

Outperformance in France was largely due to an overweight position in Thales and a position in Nexans. The stock price of defense contractor

Thales benefited from increased defense spending in the wake of recent terrorist attacks in Europe and an increase in defense spending in the Middle East. Nexans, a maker of copper and optical fiber cable products for the infrastructure, industrial and construction markets, benefited from a restructuring that is flowing through to the company’s bottom line. Nexans also experienced growing demand for its products, and the investment team believes it has the potential to benefit further.

In China, an overweight position in Sunny Optical Technology Group was the main driver of outperformance. Stock in the company, which designs and manufactures optical products and scientific instruments, including components for automobile cameras, advanced after Sunny Optical reported strong results for the first half of 2016. The company is benefiting from the move toward autonomous and semi-autonomous vehicles.

The team will continue to rely on its disciplined, bottom-up fundamental analysis to identify non-U.S. companies offering improving, sustainable earnings growth. At the end of the period, the sleeve’s largest sector overweights included information technology and energy, where the team found several companies meeting those criteria. Conversely, the real estate and utilities sectors were among the largest sector underweights, due to fewer companies in these industries offering the earnings growth criteria the team prefers. In particular, the team remains concerned that rising interest rates will stifle the previously robust earnings outlooks for real estate companies.

Regionally, the U.K. was among the largest country underweight. The team remains concerned about Brexit’s long-term effects on the U.K. economy, particularly if companies decide they do not want to have operations in a non-EU country. Within continental Europe, the team continued to find companies with improving earnings growth outlooks stemming from modestly improving economic trends in Europe and exposure to the U.S. market, where expectations for President-elect Trump to implement a pro-growth agenda is lifting the

5

Fund Commentary (con’t.)	NVIT Multi-Manager International Growth Fund

economic outlook. Europe remained the sleeve’s largest regional overweight. The team remains cautious and selective toward emerging markets. Overall, the stabilization in commodity prices has been beneficial for emerging markets, and the team is noting some improvement in relative earnings revisions despite the massive reversal in performance driven by the stronger U.S. dollar and rising U.S. interest rates.

ETFs and futures are occasionally used to equitize cash and temporarily gain sector exposure. During the reporting period, the Fund sleeve used forward currency contracts to hedge against unknown currency risk. These forward currency contracts detracted from Fund sleeve performance.

Portfolio Managers:

Brian Brady and Pratik Patel

The following commentary is provided by Invesco Advisers, Inc.

Global equities began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over the U.S. Federal Reserve’s (the Fed) monetary policy. Equity markets rebounded strongly in mid-February. Central banks, including the Fed, the European Central Bank and the Bank of Japan, soothed investors’ nerves throughout the reporting period with accommodative policies and dovish rhetoric. Other factors contributing to investor sentiment included rebounding oil prices and, in the U.S., an improving housing market and employment picture. But the year was volatile and full of surprises — several of them involving elections.

In June, the Brexit — the decision by UK voters to leave the European Union — caused global markets to decline sharply, but only briefly. Stocks in economically sensitive sectors, including energy and financials, were hardest hit, and investors flocked to the perceived safety of U.S. Treasuries and more defensive, dividend-paying equities. In November, the election of Donald Trump to the U.S. presidency caused a surge in U.S. stocks, particularly in the health care and financials sector, which might benefit from reduced regulation. Non-U.S. equities, particularly emerging market equities, traded lower on the news due to currency weakness and the prospect of a less-favorable trade environment.

Also in November, OPEC agreed to cut production for the first time in eight years; the agreement helped support higher oil prices and energy stocks. As expected, the Fed raised interest rates in December 2016, its only rate hike during the reporting period. For the reporting period as a whole, U.S. equities outperformed non-U.S. equites. Emerging markets, supported by the Fed’s delayed interest rate increases and a rally in commodities, outperformed their developed-market counterparts (excluding the U.S.) — a reversal from previous years.

In this environment, we continued to construct the Fund sleeve with a bottom-up approach, selecting stocks on an individual basis. Negative stock selection and market allocation drove the sleeve to underperform the MSCI All Country World ex-USA Growth Index during the period.

A meaningful underweight allocation to the telecommunications services and utilities sectors were among the strongest contributors to the sleeve’s relative performance. An overweight allocation to the information technology (IT) sector was supportive from a relative perspective as well. The sleeve’s holdings in the consumer discretionary and health care sectors, however, underperformed those of the benchmark and were the most significant detractors from the sleeve’s relative performance.

On a geographic basis, the sleeve’s meaningful underweight exposure in Japan was the most significant contributor to relative performance. The sleeve’s overweight exposure in Brazil, the strongest-performing country in the benchmark during the year, and underweight exposure to Italy contributed to relative performance as well. Holdings in Israel, the United Kingdom, Sweden and Mexico underperformed those of the benchmark and were among the most significant detractors to sleeve performance. The sleeve’s overweight exposure to these countries detracted from relative performance as well.

6

Fund Commentary (con’t.)	NVIT Multi-Manager International Growth Fund

From an individual securities perspective, BM&F BOVESPA, one of the world’s largest stock exchanges, was the sleeve’s top contributor for the year. BM&F BOVESPA’s stock was significantly depressed in 2015 due to Brazil’s political and economic turmoil, but the company’s stock price rose after the ousting of Brazil’s President Rousseff under the expectation that this change could allow for reforms and a more orthodox economic policy. This high-quality company enjoyed monopoly status in its key businesses, and its process of acquiring Brazil’s largest security registration business is expected to add stability to BM&F BOVESPA’s earnings.

In contrast, Teva Pharmaceutical Industries was the most significant detractor from sleeve performance for the year. Teva is an Israel-based company that manufactures and sells generics, proprietary and over-the-counter pharmaceuticals. Teva shares have been weak as investors believe the company overpaid for the Actavis (generics business of Allergan — not a sleeve holding) acquisition while taking on a lot of debt. There are also concerns that generic pricing will get worse, which could hurt given Teva’s dominant position in generics. Their key product, Copaxone (treatment for Multiple Sclerosis), will have generic competition in 2017. We believe the majority of these headwinds are in the share price but also acknowledge we have growing concerns about their long-term cash generation ability as pricing challenges increase.

We continued to look for new investment opportunities during the year, but struggled to find companies that met our EQV criteria. As a result of this challenge, we introduced only three new holdings through October and two new holdings in November and December, and in each case we established only a small starter position. However, we increased the sleeve’s position in a number of select holdings, including UK-based retail chain Next (on the back of the Brexit sell-off) and Mexico-based multinational beverage and retail company FEMSA. We also trimmed and sold several names with EQV characteristics that were no longer as compelling as when we first bought them, including Switzerland-based agrichemical company Syngenta due to its significant appreciation following a takeover bid. We also trimmed positions in a number of names due to strong share price appreciation, including China-based web service company Baidu and UK-based multinational tobacco company British American.

As always, we continue to look for high-quality companies that exhibit the following characteristics: strong organic growth; high returns on capital; pricing power; strong balance sheets; cash generation; and reasonable valuations. In addition, we continue to favor companies that are able to consistently generate cash during weak economic environments. We believe that this balanced EQV-focused approach may help deliver attractive returns over the long term.

No derivatives were used in this Fund sleeve.

Portfolio Managers:

Brent Bates; Matthew Dennis, CFA; Mark Jason; Richard Nield; and Clas Olsson

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Fund Overview	NVIT Multi-Manager International Growth Fund

Asset Allocation†

Common Stocks	94.5%
Repurchase Agreements	0.5%
Forward Foreign Currency Contract††	(0.0)%
Other assets in excess of liabilities†††	5.0%
100.0%

Top Industries††††

Media	10.4%
Capital Markets	6.9%
Oil, Gas & Consumable Fuels	5.5%
Semiconductors & Semiconductor Equipment	4.7%
Pharmaceuticals	4.5%
Banks	4.3%
Professional Services	4.0%
Beverages	3.9%
Insurance	3.8%
IT Services	3.6%
Other Industries*	48.4%
100.0%

Top Holdings††††

Sky plc	2.8%
RELX plc	2.5%
CGI Group, Inc., Class A	2.3%
SAP SE	2.2%
WPP plc	2.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.0%
Broadcom Ltd.	2.0%
Publicis Groupe SA	2.0%
CK Hutchison Holdings Ltd.	2.0%
Deutsche Boerse AG	1.9%
Other Holdings*	78.3%
100.0%

Top Countries††††

United Kingdom	18.5%
Japan	10.9%
Canada	9.6%
Germany	9.1%
Switzerland	7.3%
France	5.6%
Australia	4.5%
Sweden	3.9%
Hong Kong	3.5%
Denmark	3.2%
Other Countries*	23.9%
100.0%

Objective

The Fund seeks long-term capital growth.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class Y) registered -2.07%, underperforming both its benchmark and the Lipper peer category median by 2.19%

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of December 31, 2016.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

8

Fund Performance	NVIT Multi-Manager International Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	Inception[2]
Class I	(2.12)%	6.29%	2.41%
Class II3	(2.47)%	5.98%	2.08%
Class Y	(2.07)%	6.39%	2.49%
MSCI ACWI ex USA Growth	0.12%	5.34%	1.15%
CPI	2.07%	1.36%	1.41%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

[3]	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

Expense Ratios

Expense Ratio^
Class I	1.06%
Class II	1.31%
Class Y	0.91%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

9

Fund Performance (con’t.)	NVIT Multi-Manager International Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager International Growth Fund since inception through 12/31/16 versus performance of the MSCI ACWI ex USA Growth and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

10

Shareholder Expense Example	NVIT Multi-Manager International Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager International Growth Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	996.30	5.32	1.06
	Hypothetical	(a)(b)	1,000.00	1,019.81	5.38	1.06
Class II Shares	Actual	(a)	1,000.00	994.70	6.57	1.31
	Hypothetical	(a)(b)	1,000.00	1,018.55	6.65	1.31
Class Y Shares	Actual	(a)	1,000.00	996.80	4.57	0.91
	Hypothetical	(a)(b)	1,000.00	1,020.56	4.62	0.91

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

11

Statement of Investments

December 31, 2016

NVIT Multi-Manager International Growth Fund

Common Stocks 94.5%

	Shares	Market Value

AUSTRALIA 4.2%
Beverages 0.4%
Treasury Wine Estates Ltd.	571,860	$4,399,104

Biotechnology 0.8%
CSL Ltd.	114,107	8,252,196

Commercial Services & Supplies 0.6%
Brambles Ltd.	749,984	6,692,917

Containers & Packaging 1.8%
Amcor Ltd.	1,647,931	17,736,382

Diversified Financial Services 0.2%
Challenger Ltd.	270,010	2,181,656

Media 0.2%
APN Outdoor Group Ltd.	508,080	2,160,582

Metals & Mining 0.2%
Fortescue Metals Group Ltd.	389,070	1,625,924
South32 Ltd.	388,510	764,802

		2,390,726

		43,813,563

BELGIUM 0.2%
Biotechnology 0.2%
Galapagos NV *	34,290	2,196,109

BRAZIL 1.5%
Capital Markets 1.3%
BM&FBovespa SA — Bolsa de Valores Mercadorias e Futuros*	2,619,932	13,281,986

Food & Staples Retailing 0.2%
Raia Drogasil SA*	106,000	1,992,853

		15,274,839

CANADA 9.1%
Containers & Packaging 0.3%
CCL Industries, Inc., Class B	14,240	2,797,834

Energy Equipment & Services 0.2%
Canadian Energy Services & Technology Corp.	229,420	1,308,872
Trican Well Service Ltd.*	285,550	978,312

		2,287,184

Insurance 1.6%
Fairfax Financial Holdings Ltd.	20,777	10,035,292
Great-West Lifeco, Inc.	264,043	6,916,465

		16,951,757

IT Services 2.2%
CGI Group, Inc., Class A*	467,273	22,426,598

Metals & Mining 0.2%
Lundin Mining Corp.*	391,810	1,867,638

Multiline Retail 0.3%
Dollarama, Inc.	39,020	2,859,113

Common Stocks (continued)

	Shares	Market Value

CANADA (continued)
Oil, Gas & Consumable Fuels 3.4%
Cenovus Energy, Inc.	513,593	$7,765,194
PrairieSky Royalty Ltd.	284,022	6,756,536
Seven Generations Energy Ltd., Class A*	151,060	3,522,652
Suncor Energy, Inc.	546,313	17,862,541

		35,906,923

Road & Rail 0.8%
Canadian National Railway Co.	118,859	7,999,180

Specialty Retail 0.1%
Sleep Country Canada Holdings, Inc. Reg. S (a)	57,800	1,238,956

		94,335,183

CHINA 1.9%
Auto Components 0.0%†
Minth Group Ltd.	154,000	478,166

Automobiles 0.3%
Brilliance China Automotive Holdings Ltd.	2,014,000	2,764,266

Diversified Consumer Services 0.1%
New Oriental Education & Technology Group, Inc., ADR*	18,456	776,998

Electronic Equipment, Instruments & Components 0.1%
Sunny Optical Technology Group Co. Ltd.	349,000	1,521,287

Hotels, Restaurants & Leisure 0.1%
China Lodging Group Ltd., ADR*	18,380	952,819

Internet Software & Services 0.8%
Baidu, Inc., ADR*	42,280	6,951,255
Weibo Corp., ADR* (b)	31,254	1,268,912

		8,220,167

Machinery 0.2%
Weichai Power Co. Ltd., H Shares	1,523,000	2,335,579

Textiles, Apparel & Luxury Goods 0.3%
Shenzhou International Group Holdings Ltd.	433,000	2,729,925

		19,779,207

DENMARK 3.0%
Beverages 1.5%
Carlsberg A/S, Class B	175,873	15,147,795

Biotechnology 0.4%
Genmab A/S*	27,944	4,628,995

Pharmaceuticals 0.3%
Novo Nordisk A/S, Class B	98,180	3,521,932

12

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

DENMARK (continued)
Road & Rail 0.5%
DSV A/S	109,990	$4,884,684

Textiles, Apparel & Luxury Goods 0.3%
Pandora A/S	24,434	3,189,616

		31,373,022

FINLAND 0.1%
Machinery 0.1%
Konecranes OYJ	29,660	1,050,956

FRANCE 5.3%
Aerospace & Defense 0.4%
Thales SA	46,860	4,539,831

Beverages 0.4%
Pernod Ricard SA	38,676	4,185,519

Chemicals 0.3%
Arkema SA	30,890	3,019,519

Electrical Equipment 1.3%
Nexans SA*	45,056	2,330,236
Schneider Electric SE	161,053	11,188,104

		13,518,340

Health Care Equipment & Supplies 0.4%
BioMerieux	16,340	2,438,837
Essilor International SA	15,165	1,711,040

		4,149,877

Household Durables 0.1%
SEB SA	9,660	1,308,967

Media 2.0%
Publicis Groupe SA	286,850	19,765,274

Professional Services 0.4%
Teleperformance	45,640	4,575,676

		55,063,003

GERMANY 8.7%
Air Freight & Logistics 1.0%
Deutsche Post AG REG	300,953	9,869,762

Capital Markets 1.7%
Deutsche Boerse AG	229,671	18,427,544

Insurance 1.7%
Allianz SE REG	104,692	17,278,142

Machinery 0.3%
KION Group AG	52,423	2,910,603

Media 1.3%
ProSiebenSat.1 Media SE	336,060	12,935,611

Metals & Mining 0.3%
Salzgitter AG	74,570	2,616,337

Software 2.0%
SAP SE	247,513	21,411,118

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Textiles, Apparel & Luxury Goods 0.1%
HUGO BOSS AG	23,380	$1,427,327

Wireless Telecommunication Services 0.3%
Drillisch AG (b)	60,675	2,606,208

		89,482,652

HONG KONG 3.3%
Hotels, Restaurants & Leisure 1.3%
Galaxy Entertainment Group Ltd.	3,077,000	13,326,862

Industrial Conglomerates 1.8%
CK Hutchison Holdings Ltd.	1,699,588	19,185,730

Semiconductors & Semiconductor Equipment 0.2%
ASM Pacific Technology Ltd.	156,800	1,657,904

		34,170,496

INDIA 0.3%
IT Services 0.1%
Vakrangee Ltd.	458,420	1,845,888

Oil, Gas & Consumable Fuels 0.2%
Petronet LNG Ltd.	310,340	1,676,832

		3,522,720

IRELAND 0.2%
Banks 0.2%
Bank of Ireland*	9,853,146	2,430,088

ISRAEL 1.6%
Pharmaceuticals 1.6%
Teva Pharmaceutical Industries Ltd., ADR	468,004	16,965,145

ITALY 0.7%
Banks 0.1%
FinecoBank Banca Fineco SpA	213,010	1,190,979

Construction Materials 0.4%
Buzzi Unicem SpA	140,360	3,321,177

Machinery 0.1%
Industria Macchine Automatiche SpA	23,330	1,412,935

Textiles, Apparel & Luxury Goods 0.1%
PRADA SpA	420,200	1,420,398

		7,345,489

JAPAN 10.3%
Auto Components 0.5%
Koito Manufacturing Co. Ltd.	48,800	2,577,127
NGK Spark Plug Co. Ltd.	128,300	2,843,738

		5,420,865

Automobiles 0.7%
Toyota Motor Corp.	120,000	7,035,410

13

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Capital Markets 0.2%
Daiwa Securities Group, Inc.	417,000	$2,567,773

Commercial Services & Supplies 0.1%
Nissha Printing Co. Ltd.	63,900	1,537,199

Electrical Equipment 0.3%
Mabuchi Motor Co. Ltd.	51,400	2,670,954

Electronic Equipment, Instruments & Components 1.3%
Alps Electric Co. Ltd.	110,400	2,652,687
Keyence Corp.	9,424	6,448,369
Omron Corp.	65,100	2,487,794
Topcon Corp.	131,000	1,965,249

		13,554,099

Independent Power and Renewable Electricity Producers 0.1%
eRex Co. Ltd. (b)	48,000	1,386,746

Insurance 0.2%
Sony Financial Holdings, Inc.	116,900	1,822,288

Internet & Direct Marketing Retail 0.1%
Start Today Co. Ltd.	66,200	1,140,381

Internet Software & Services 1.4%
SMS Co. Ltd.	54,500	1,205,188
Yahoo Japan Corp.	3,376,500	12,931,868

		14,137,056

Machinery 1.7%
DMG Mori Co. Ltd.	109,400	1,324,821
FANUC Corp.	44,400	7,427,875
Komatsu Ltd.	358,100	8,111,019

		16,863,715

Media 0.1%
CyberAgent, Inc.	54,400	1,339,420

Multiline Retail 0.5%
Don Quijote Holdings Co. Ltd.	69,300	2,557,539
Seria Co. Ltd.	32,000	2,173,502

		4,731,041

Personal Products 0.6%
Kao Corp.	130,000	6,153,536

Pharmaceuticals 0.2%
Nippon Shinyaku Co. Ltd.	39,200	1,929,440

Professional Services 0.2%
Temp Holdings Co. Ltd.	109,800	1,698,027

Real Estate Management & Development 0.1%
Daito Trust Construction Co. Ltd.	8,900	1,338,007

Semiconductors & Semiconductor Equipment 0.4%
Disco Corp.	14,800	1,789,336
Sumco Corp.	205,900	2,647,121

		4,436,457

Specialty Retail 0.2%
Nitori Holdings Co. Ltd.	19,400	2,211,891

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Tobacco 1.4%
Japan Tobacco, Inc.	450,200	$14,777,201

		106,751,506

MEXICO 2.3%
Beverages 1.4%
Fomento Economico Mexicano SAB de CV, ADR	184,911	14,092,067

Construction Materials 0.1%
Cemex SAB de CV, ADR*	76,730	616,142

Media 0.8%
Grupo Televisa SAB, ADR	416,821	8,707,391

		23,415,600

NETHERLANDS 2.0%
Chemicals 0.2%
Koninklijke DSM NV	36,370	2,179,554

Oil, Gas & Consumable Fuels 1.0%
Royal Dutch Shell plc, Class B	356,333	10,238,126

Professional Services 0.8%
Wolters Kluwer NV	225,237	8,146,631

		20,564,311

NEW ZEALAND 0.1%
Food Products 0.1%a2 Milk Co. Ltd.* (b)	584,190	857,009

NORWAY 0.7%
Energy Equipment & Services 0.2%
TGS Nopec Geophysical Co. ASA	79,850	1,770,174

Food Products 0.2%
Marine Harvest ASA*	133,142	2,407,274

Insurance 0.1%
Storebrand ASA*	162,580	863,622

Oil, Gas & Consumable Fuels 0.2%
Aker BP ASA	126,870	2,267,026

		7,308,096

RUSSIA 0.7%
Food & Staples Retailing 0.4%
X5 Retail Group NV, GDR Reg. S*	124,712	4,046,904

Internet Software & Services 0.3%
Yandex NV, Class A*	148,290	2,985,078

		7,031,982

SINGAPORE 2.6%
Banks 0.7%
United Overseas Bank Ltd.	521,762	7,330,182

Semiconductors & Semiconductor Equipment 1.9%
Broadcom Ltd.	112,958	19,967,586

		27,297,768

14

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SOUTH KOREA 1.4%
Biotechnology 0.1%
Hugel, Inc.*	3,043	$807,167

Chemicals 0.2%
SK Materials Co. Ltd.*	13,420	1,988,016

Food & Staples Retailing 0.2%
BGF retail Co. Ltd. *	24,100	1,631,604

Household Durables 0.2%
Hanssem Co. Ltd.*	13,160	2,163,511

Technology Hardware, Storage & Peripherals 0.7%
Samsung Electronics Co. Ltd.	4,978	7,408,822

		13,999,120

SPAIN 1.6%
Banks 0.3%
Bankia SA	2,571,000	2,619,962

IT Services 1.1%
Amadeus IT Group SA	254,939	11,562,538

Metals & Mining 0.2%
Acerinox SA	183,130	2,419,765

		16,602,265

SWEDEN 3.7%
Auto Components 0.1%
Dometic Group AB* (a)	103,472	759,684

Commercial Services & Supplies 0.1%
Intrum Justitia AB	35,630	1,201,235

Communications Equipment 0.4%
Telefonaktiebolaget LM Ericsson, Class B	623,566	3,654,703

Diversified Financial Services 1.5%
Investor AB, Class B	440,255	16,403,962

Health Care Equipment & Supplies 0.7%
Getinge AB, Class B	469,586	7,524,174

Machinery 0.4%
Sandvik AB	333,196	4,110,331

Metals & Mining 0.3%
Boliden AB	91,810	2,384,765
SSAB AB, Class A*	263,730	996,064

		3,380,829

Oil, Gas & Consumable Fuels 0.2%
Lundin Petroleum AB*	73,080	1,583,763

		38,618,681

SWITZERLAND 6.9%
Building Products 0.4%
Geberit AG REG	9,250	3,703,299

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Capital Markets 2.6%
Julius Baer Group Ltd.*	270,849	$11,999,078
Partners Group Holding AG	5,440	2,546,671
UBS Group AG REG	865,557	13,533,383

		28,079,132

Chemicals 0.3%
Syngenta AG REG	8,318	3,286,466

Commercial Services & Supplies 0.1%
dormakaba Holding AG, Class B*	1,503	1,115,800

Life Sciences Tools & Services 0.3%
Lonza Group AG REG*	17,680	3,055,620

Pharmaceuticals 2.2%
Novartis AG REG	74,364	5,408,010
Roche Holding AG	74,011	16,870,998

		22,279,008

Technology Hardware, Storage & Peripherals 0.2%
Logitech International SA REG	79,587	1,980,794

Textiles, Apparel & Luxury Goods 0.8%
Cie Financiere Richemont SA REG	125,430	8,289,738

		71,789,857

TAIWAN 2.3%
Household Durables 0.1%
Nien Made Enterprise Co. Ltd.	104,000	1,067,995

Machinery 0.2%
Airtac International Group	285,000	2,266,121

Semiconductors & Semiconductor Equipment 2.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	3,569,629	19,994,406

		23,328,522

THAILAND 1.2%
Banks 1.2%
Kasikornbank PCL, NVDR	2,501,200	12,353,190

TURKEY 0.7%
Banks 0.7%
Akbank TAS	3,259,135	7,214,610

UNITED KINGDOM 17.7%
Banks 0.9%
Lloyds Banking Group plc	11,724,875	9,003,269

Capital Markets 0.5%
Aberdeen Asset Management plc	1,645,233	5,201,879

Containers & Packaging 0.4%
RPC Group plc	292,884	3,839,159

Electrical Equipment 0.2%
Melrose Industries plc	990,941	2,408,670

15

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Health Care Equipment & Supplies 0.8%
Smith & Nephew plc	530,569	$7,963,427

Hotels, Restaurants & Leisure 1.4%
Compass Group plc	798,252	14,752,941

Industrial Conglomerates 0.1%
DCC plc	20,430	1,518,583

Internet & Direct Marketing Retail 0.2%
ASOS plc*	35,430	2,164,701

Internet Software & Services 0.3%
Auto Trader Group plc Reg. S (a)	282,532	1,420,437
Just Eat plc*	184,660	1,326,880

		2,747,317

Machinery 0.2%
Weir Group plc (The)	99,230	2,306,028

Media 5.6%
Informa plc	1,207,364	10,113,094
Sky plc	2,234,981	27,246,505
WPP plc	898,988	20,005,561

		57,365,160

Multiline Retail 0.9%
Next plc	154,295	9,465,329

Oil, Gas & Consumable Fuels 0.2%
Tullow Oil plc*	495,970	1,911,736

Personal Products 1.0%
Unilever NV, CVA	261,393	10,737,720

Professional Services 2.5%
RELX plc	1,392,322	24,811,885

Specialty Retail 0.7%
Kingfisher plc	1,681,034	7,242,548

Tobacco 1.6%
British American Tobacco plc	280,230	15,882,154

Trading Companies & Distributors 0.2%
Ashtead Group plc	126,760	2,464,263

		181,786,769

UNITED STATES 0.2%
Software 0.2%
Mobileye NV*	46,020	1,754,282

Total Common Stocks (cost $908,465,522)		977,476,040

Repurchase Agreements 0.5%

	Principal Amount	Market Value

Bank of America NA, 0.50%, dated 12/30/16, due 01/03/17, repurchase price $1,000,056, collateralized by U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $1,020,000. (c)(d)	$1,000,000	$1,000,000
BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $1,000,054, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 01/05/17 - 08/01/46; total market value $1,020,000. (c)(d)	1,000,000	1,000,000
ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $2,957,737, collateralized by U.S. Government Agency Securities, ranging from 2.24% - 4.00%, maturing 11/01/26 - 05/01/46; total market value $3,016,724. (c)(d)	2,957,573	2,957,573

Total Repurchase Agreements (cost $4,957,573)		4,957,573

Total Investments (cost $913,423,095) (e) — 95.0%		982,433,613
Other assets in excess of liabilities — 5.0%		51,810,066

NET ASSETS — 100.0%		$1,034,243,679

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2016 was $3,419,077 which represents 0.33% of net assets.

(b)	The security or a portion of this security is on loan at December 31, 2016. The total value of securities on loan at December 31, 2016 was $5,775,038, which was collateralized by repurchase agreements with a total value of $4,957,573 and $1,135,784 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% - 1.50%, and maturity dates ranging from 07/31/21 - 03/31/23, a total value of $6,093,357.

16

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager International Growth Fund (Continued)

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2016 was $4,957,573.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

CVA	Dutch Certificate

GDR	Global Depositary Receipt

Ltd.	Limited

NA	National Association

NV	Public Traded Company
NVDR	Non Voting Depository Receipt

OYJ	Public Traded Company

plc	Public Limited Company

REG	Registered Shares

Reg. S	Regulation S - Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

SA	Stock Company

SAB de CV	Public Traded Company

SE	European Public Limited Liability Company

SpA	Limited Share Company

TAS	Joint Stock Company

At December 31, 2016, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Canadian Dollar	Citibank NA	01/06/17	793,164	$594,732	$590,761	$(3,971)

The accompanying notes are an integral part of these financial statements.

17

Statement of Assets and Liabilities

December 31, 2016

NVIT Multi-Manager International Growth Fund
Assets:
Investments, at value* (cost $908,465,522)	$977,476,040
Repurchase agreements, at value (cost $4,957,573)	4,957,573

Total Investments, at value (total cost $913,423,095)	982,433,613

Cash	57,224,287
Foreign currencies, at value (cost $652,003)	653,798
Interest and dividends receivable	999,551
Security lending income receivable	13,679
Receivable for investments sold	3,308,673
Receivable for capital shares issued	717
Reclaims receivable	1,074,383
Prepaid expenses	1,928

Total Assets	1,045,710,629

Liabilities:
Payable for investments purchased	5,265,362
Payable for capital shares redeemed	228,835
Unrealized depreciation on forward foreign currency contracts (Note 2)	3,971
Payable upon return of securities loaned (Note 2)	4,957,573
Accrued expenses and other payables:
Investment advisory fees	738,363
Fund administration fees	28,387
Distribution fees	23,259
Administrative servicing fees	26,783
Accounting and transfer agent fees	3,045
Deferred capital gain country tax	79,398
Custodian fees	5,860
Compliance program costs (Note 3)	1,100
Professional fees	63,858
Printing fees	14,903
Other	26,253

Total Liabilities	11,466,950

Net Assets	$1,034,243,679

Represented by:
Capital	$968,875,508
Accumulated undistributed net investment income	3,066,593
Accumulated net realized losses from investments and foreign currency transactions	(6,503,628)
Net unrealized appreciation/(depreciation) from investments†	68,931,120
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(3,971)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(121,943)

Net Assets	$1,034,243,679

*	Includes value of securities on loan of $5,775,038 (Note 2).
†	Net of $79,398 of deferred capital gain country tax.

18

Statement of Assets and Liabilities (Continued)

December 31, 2016

NVIT Multi-Manager International Growth Fund
Net Assets:
Class I Shares	$79,841,390
Class II Shares	110,148,490
Class Y Shares	844,253,799

Total	$1,034,243,679

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	8,250,791
Class II Shares	11,408,947
Class Y Shares	87,278,087

Total	106,937,825

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.68
Class II Shares	$9.65
Class Y Shares	$9.67

The accompanying notes are an integral part of these financial statements.

19

Statement of Operations

For the Year Ended December 31, 2016

NVIT Multi-Manager International Growth Fund
INVESTMENT INCOME:
Dividend income	$24,936,655
Interest income	295,415
Income from securities lending (Note 2)	245,942
Foreign tax withholding	(1,738,204)

Total Income	23,739,808

EXPENSES:
Investment advisory fees	8,931,827
Fund administration fees	337,599
Distribution fees Class II Shares	289,476
Administrative servicing fees Class I Shares	128,181
Administrative servicing fees Class II Shares	173,688
Professional fees	138,847
Printing fees	22,572
Trustee fees	32,063
Custodian fees	39,975
Accounting and transfer agent fees	18,932
Compliance program costs (Note 3)	4,582
Other	31,777

Total Expenses	10,149,519

NET INVESTMENT INCOME	13,590,289

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions†	(2,753,493)
Net realized losses from foreign currency transactions (Note 2)	(366,326)

Net realized losses from investments and foreign currency transactions	(3,119,819)

Net change in unrealized appreciation/(depreciation) from investments ††	(32,188,041)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(3,971)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	29,172

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(32,162,840)

Net realized/unrealized losses from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(35,282,659)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,692,370)

†	Net of capital gain country taxes of $91,162
††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $74,183.

The accompanying notes are an integral part of these financial statements.

20

Statements of Changes in Net Assets

	NVIT Multi-Manager International Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$13,590,289	$13,838,647
Net realized gains/(losses) from investments and foreign currency transactions	(3,119,819)	24,739,911
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(32,162,840)	(48,807,009)

Change in net assets resulting from operations	(21,692,370)	(10,228,451)

Distributions to Shareholders From:
Net investment income:
Class I	(1,221,404)	(699,722)
Class II	(1,392,540)	(169,442)
Class Y	(13,930,216)	(9,004,739)
Net realized gains:
Class I	(1,852,845)	(5,816,302)
Class II	(2,533,463)	(7,817,747)
Class Y	(18,853,610)	(53,122,009)

Change in net assets from shareholder distributions	(39,784,078)	(76,629,961)

Change in net assets from capital transactions	2,603,944	152,819,273

Change in net assets	(58,872,504)	65,960,861

Net Assets:
Beginning of year	1,093,116,183	1,027,155,322

End of year	$1,034,243,679	$1,093,116,183

Accumulated undistributed net investment income at end of year	$3,066,593	$5,776,260

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,261,225	$2,052,500
Dividends reinvested	3,074,249	6,516,024
Cost of shares redeemed	(11,381,190)	(14,313,953)

Total Class I Shares	(7,045,716)	(5,745,429)

Class II Shares
Proceeds from shares issued	6,424,696	9,527,334
Dividends reinvested	3,926,003	7,987,189
Cost of shares redeemed	(18,538,406)	(26,276,072)

Total Class II Shares	(8,187,707)	(8,761,549)

Class Y Shares
Proceeds from shares issued	20,896,505	123,043,761
Dividends reinvested	32,783,826	62,126,748
Cost of shares redeemed	(35,842,964)	(17,844,258)

Total Class Y Shares	17,837,367	167,326,251

Change in net assets from capital transactions	$2,603,944	$152,819,273

21

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager International Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	125,953	180,484
Reinvested	306,990	651,738
Redeemed	(1,132,183)	(1,288,569)

Total Class I Shares	(699,240)	(456,347)

Class II Shares
Issued	638,587	897,614
Reinvested	392,792	802,463
Redeemed	(1,851,882)	(2,352,676)

Total Class II Shares	(820,503)	(652,599)

Class Y Shares
Issued	2,099,611	10,427,008
Reinvested	3,275,171	6,206,259
Redeemed	(3,495,569)	(1,607,138)

Total Class Y Shares	1,879,213	15,026,129

Total change in shares	359,470	13,917,183

The accompanying notes are an integral part of these financial statements.

22

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager International Growth Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2016	$10.26	0.12	(0.33)	(0.21)	(0.15)	(0.22)	(0.37)	—	$9.68	(2.12%	)	$79,841,390	1.06%	1.21%	1.06%	47.81%
Year Ended December 31, 2015	$11.09	0.13	(0.21)	(0.08)	(0.08)	(0.67)	(0.75)	—	$10.26	(0.49%	)	$91,842,445	1.05%	1.17%	1.05%	53.94%
Year Ended December 31, 2014	$12.08	0.19	(0.27)	(0.08)	(0.27)	(0.64)	(0.91)	—	$11.09	(1.01%	)	$104,272,719	1.05%	1.57%	1.05%	51.01%
Year Ended December 31, 2013	$10.08	0.12	2.03	2.15	(0.15)	—	(0.15)	—	$12.08	21.36%		$206,920	1.03%	1.08%	1.03%	57.20%
Year Ended December 31, 2012	$8.76	0.11	1.28	1.39	(0.07)	—	(0.07)	—	$10.08	15.92%		$80,739	0.91%	1.20%	0.91%	56.29%

Class II Shares (c)
Year Ended December 31, 2016	$10.24	0.09	(0.34)	(0.25)	(0.12)	(0.22)	(0.34)	—	$9.65	(2.47%	)	$110,148,490	1.31%	0.95%	1.31%	47.81%
Year Ended December 31, 2015	$11.02	0.10	(0.20)	(0.10)	(0.01)	(0.67)	(0.68)	—	$10.24	(0.65%	)	$125,215,417	1.30%	0.91%	1.30%	53.94%
Year Ended December 31, 2014	$12.04	0.14	(0.26)	(0.12)	(0.26)	(0.64)	(0.90)	—	$11.02	(1.35%	)	$141,982,114	1.30%	1.15%	1.30%	51.01%
Year Ended December 31, 2013	$10.04	0.11	2.00	2.11	(0.11)	—	(0.11)	—	$12.04	21.08%		$167,668,471	1.31%	1.02%	1.31%	57.20%
Year Ended December 31, 2012	$8.72	0.09	1.26	1.35	(0.03)	—	(0.03)	—	$10.04	15.52%		$163,124,644	1.31%	0.95%	1.31%	56.29%

Class Y Shares
Year Ended December 31, 2016	$10.26	0.13	(0.34)	(0.21)	(0.16)	(0.22)	(0.38)	—	$9.67	(2.07%	)	$844,253,799	0.91%	1.34%	0.91%	47.81%
Year Ended December 31, 2015	$11.10	0.15	(0.21)	(0.06)	(0.11)	(0.67)	(0.78)	—	$10.26	(0.30%	)	$876,058,321	0.90%	1.31%	0.90%	53.94%
Year Ended December 31, 2014	$12.08	0.18	(0.25)	(0.07)	(0.27)	(0.64)	(0.91)	—	$11.10	(0.88%	)	$780,900,489	0.90%	1.52%	0.90%	51.01%
Year Ended December 31, 2013	$10.08	0.15	2.01	2.16	(0.16)	—	(0.16)	—	$12.08	21.48%		$749,362,850	0.91%	1.39%	0.91%	57.20%
Year Ended December 31, 2012	$8.76	0.12	1.27	1.39	(0.07)	—	(0.07)	—	$10.08	15.92%		$594,737,575	0.91%	1.32%	0.91%	56.29%

Amounts designated as “–” are zero or have been rounded to zero

(a)	Per share calculations were performed using average shares method.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

The accompanying notes are an integral part of these financial statements.

23

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager International Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

24

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

25

Notes to Financial Statements (Continued)

December 31, 2016

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1 (a)	Level 2 (a)	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$4,539,831	$—	$4,539,831
Air Freight & Logistics	—	9,869,762	—	9,869,762
Auto Components	—	6,658,715	—	6,658,715
Automobiles	—	9,799,676	—	9,799,676
Banks	—	42,142,280	—	42,142,280
Beverages	14,092,067	23,732,418	—	37,824,485
Biotechnology	—	15,884,467	—	15,884,467
Building Products	—	3,703,299	—	3,703,299
Capital Markets	13,281,986	54,276,328	—	67,558,314
Chemicals	—	10,473,555	—	10,473,555
Commercial Services & Supplies	—	10,547,151	—	10,547,151
Communications Equipment	—	3,654,703	—	3,654,703
Construction Materials	616,142	3,321,177	—	3,937,319
Containers & Packaging	2,797,834	21,575,541	—	24,373,375
Diversified Consumer Services	776,998	—	—	776,998
Diversified Financial Services	—	18,585,618	—	18,585,618
Electrical Equipment	—	18,597,964	—	18,597,964
Electronic Equipment, Instruments & Components	—	15,075,386	—	15,075,386
Energy Equipment & Services	2,287,184	1,770,174	—	4,057,358
Food & Staples Retailing	6,039,757	1,631,604	—	7,671,361
Food Products	—	3,264,283	—	3,264,283
Health Care Equipment & Supplies	—	19,637,478	—	19,637,478
Hotels, Restaurants & Leisure	952,819	28,079,803	—	29,032,622
Household Durables	—	4,540,473	—	4,540,473
Independent Power and Renewable Electricity Producers	—	1,386,746	—	1,386,746
Industrial Conglomerates	—	20,704,313	—	20,704,313
Insurance	16,951,757	19,964,052	—	36,915,809
Internet & Direct Marketing Retail	—	3,305,082	—	3,305,082
Internet Software & Services	11,205,245	16,884,373	—	28,089,618
IT Services	22,426,598	13,408,426	—	35,835,024
Life Sciences Tools & Services	—	3,055,620	—	3,055,620
Machinery	—	33,256,268	—	33,256,268
Media	8,707,391	93,566,047	—	102,273,438
Metals & Mining	1,867,638	10,807,657	—	12,675,295
Multiline Retail	2,859,113	14,196,370	—	17,055,483
Oil, Gas & Consumable Fuels	35,906,923	17,677,483	—	53,584,406
Personal Products	—	16,891,256	—	16,891,256
Pharmaceuticals	16,965,145	27,730,380	—	44,695,525
Professional Services	—	39,232,219	—	39,232,219
Real Estate Management & Development	—	1,338,007	—	1,338,007
Road & Rail	7,999,180	4,884,684	—	12,883,864
Semiconductors & Semiconductor Equipment	19,967,586	26,088,767	—	46,056,353
Software	1,754,282	21,411,118	—	23,165,400
Specialty Retail	1,238,956	9,454,439	—	10,693,395
Technology Hardware, Storage & Peripherals	—	9,389,616	—	9,389,616
Textiles, Apparel & Luxury Goods	—	17,057,004	—	17,057,004
Tobacco	—	30,659,355	—	30,659,355

26

Notes to Financial Statements (Continued)

December 31, 2016

	Level 1 (a)	Level 2 (a)	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Trading Companies & Distributors	$—	$2,464,263	$—	$2,464,263
Wireless Telecommunication Services	—	2,606,208	—	2,606,208
Total Common Stocks	$188,694,601	$788,781,439	$—	$977,476,040
Repurchase Agreements	—	4,957,573	—	4,957,573
Total Assets	$188,694,601	$793,739,012	$—	$982,433,613
Liabilities:
Forward Foreign Currency Contract	$—	$(3,971)	$—	$(3,971)
Total Liabilities	$—	$(3,971)	$—	$(3,971)
Total	$188,694,601	$793,735,041	$—	$982,429,642

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

(a)	During the year ended December 31, 2016, the Fund had a transfer of an international common stock from Level 1 to Level 2. The market value at the time of the transfer and at December 31, 2016, was $10,750,892 and $10,737,720, respectively. The investment was previously valued using the last quoted sales price from the local exchange on which it traded, resulting in the Level 1 classification. At December 31, 2016, the Fund valued this security using the last quoted sales price and applied a fair value factor received from an independent fair value pricing service, resulting in the Level 2 classification.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees,

27

Notes to Financial Statements (Continued)

December 31, 2016

and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked-to-market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts,” if applicable.

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2016

Liabilities:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(3,971)
Total		$(3,971)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$(3,971)
Total	$(3,971)
The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased(a)	$594,732

(a)	The Fund entered into long forward foreign currency exchange contracts from December 29, 2016 through December 31, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

28

Notes to Financial Statements (Continued)

December 31, 2016

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2016:

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(3,971)	$—	$(3,971)
Total	$(3,971)	$—	$(3,971)

Amounts designated as “—” are zero.

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Citibank NA	$(3,971)	$—	$—	$(3,971)
Total	$(3,971)	$—	$—	$(3,971)

Amounts designated as “—” are zero.

(d)	Securities Lending

During the year ended December 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet

29

Notes to Financial Statements (Continued)

December 31, 2016

(Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2016, were $4,957,573, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to note (b) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2016 , the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $200,011,111, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $100,005,444, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% – 7.50%, maturing 01/05/17 – 08/01/46; total market value $102,000,004.

30

Notes to Financial Statements (Continued)

December 31, 2016

ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $350,019,444, collateralized by U.S. Government Agency Securities, ranging from 2.24% – 4.00%, maturing 11/01/26 – 05/01/46; total market value $357,000,001.

At December 31, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America NA	$1,000,000	$—	$1,000,000	$(1,000,000)	$—
BNP Paribas Securities Corp.	1,000,000	—	1,000,000	(1,000,000)	$—
ML Pierce Fenner & Smith, Inc	2,957,573	—	2,957,573	(2,957,573)	—
Total	$4,957,573	$—	4,957,573	(4,957,573)	$—

Amounts designated as “—” are zero.

*	At December 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31,

31

Notes to Financial Statements (Continued)

December 31, 2016

2016 are primarily attributable to investments in passive foreign investment companies (“PFICs”). These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Losses From Investments and Foreign Currency Transactions
$—	$244,204	$(244,204)

Amount designated as “—” is zero or has been rounded to zero.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis,

32

Notes to Financial Statements (Continued)

December 31, 2016

the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Invesco Advisors, Inc.
American Century Investment Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.85%
$1 billion and more	0.80%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate was 0.85%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.96% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

33

Notes to Financial Statements (Continued)

December 31, 2016

During the year ended December 31, 2016, NFM earned $337,599 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $4,582.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $301,869.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $474,688,426 and sales of $509,276,262 (excluding short-term securities).

34

Notes to Financial Statements (Continued)

December 31, 2016

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2016, the Fund recaptured $4,574 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$16,544,636	$23,239,442	$39,784,078	$—	$39,784,078

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

35

Notes to Financial Statements (Continued)

December 31, 2016

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,873,903	$66,756,058	$76,629,961	$—	$76,629,961

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$8,033,063	$—	$8,033,063	$(4,302,640)	$61,637,748	$65,368,171

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$920,594,520	$130,748,890	$(68,909,797)	$61,839,093

As of December 31, 2016, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$4,302,640	Unlimited

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

36

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of

NVIT Multi-Manager International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager International Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

37

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

The Fund designates $23,239,442 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $24,964,382 or $0.2334 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $2,029,062 or $0.0190 per outstanding share.

38

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

39

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

40

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

41

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

42

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

43

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

44

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

45

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

46

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

47

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

48

Annual Report

December 31, 2016

NVIT Multi-Manager International Value Fund

AR-MM-IV 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager International Value Fund

For the annual period ended December 31, 2016, the NVIT Multi-Manager International Value Fund (Class IV) returned 5.20% versus 5.02% for its benchmark, the MSCI EAFE® Value Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of International Large-Cap Value Funds (consisting of 25 funds as of December 31, 2016) was 1.42% for the same time period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by Dimensional Fund Advisors LP and JPMorgan Investment Management Inc.

The following commentary is provided by Dimensional Fund Advisors LP

In U.S. dollar terms, developed ex U.S. markets posted positive returns for the one-year period ended December 31, 2016, but trailed both the U.S. market and emerging markets. Using the MSCI World ex USA IMI (net dividends) as a proxy, developed ex U.S. markets returned 3.0%, as compared to 12.7% for the Russell 3000® Index and 9.9% for the MSCI Emerging Markets® IMI (net dividends).

The U.S. dollar appreciated against a number of the major developed market currencies, particularly the British pound and Swedish krona. Overall, currency fluctuations had a negative impact on U.S. dollar-denominated returns of developed ex U.S. equities.

Small caps (MSCI World ex USA Small Cap) outperformed large caps (MSCI World ex USA) by 1.6% for the year.

Along the relative price dimension, large value stocks (MSCI World ex USA Value) outperformed large growth stocks (MSCI World ex USA Growth) by 9.3%, and small value stocks (MSCI World ex USA Small Cap Value) outperformed small growth stocks (MSCI World ex USA Small Cap Growth) by 7.0%.

Profitability premiums were negative in developed ex U.S. markets among both large caps and small caps during the year.

During the one-year period ended December 31, 2016, the Fund sleeve’s greater emphasis on lowest relative price (deep value) stocks was one of the primary drivers of outperformance, as value stocks outperformed growth for the year in developed ex U.S. markets. Another primary driver of outperformance was the Fund’s inclusion of Canadian securities, which returned approximately 25% during the period. Canada is not included in the MSCI EAFE Value Index.

The Fund sleeve’s emphasis on mid-capitalization stocks also contributed positively to relative performance, as mid-cap stocks outperformed large-cap stocks during the period. At the sector level, the Fund sleeve’s greater emphasis on value stocks resulted in greater allocations to the Energy and Materials sectors. This allocation difference had a positive impact on the Fund sleeve’s relative performance, as Energy and Materials were among the strongest-performing sectors in the benchmark.

Portfolio Managers:

Joseph H. Chi, CFA; Jed S. Fogdall; Henry F. Gray; Mary Phillips, CFA; and Bhanu P. Singh

The following commentary is provided by JPMorgan Investment Management Inc.

Stock selection in Health Care and Transportation Services and Consumer Cyclicals proved to be the largest detractors. An overweight allocation to Technology–Semiconductors and an underweight allocation to Banks were the major contributors. Regionally, stock selection in Japan and the U.K. hurt relative returns. An allocation to Emerging Markets and Canada aided.

4

Fund Commentary (con’t.)	NVIT Multi-Manager International Value Fund

Teva Pharmaceutical, the Israeli drug maker, underperformed. The stock was weighed down by concerns that generic drug deflation might be accelerating, as well as questions about recent acquisitions and the loss of patent protection on Copaxone (Teva’s multiple sclerosis treatment). While generic drugs continue to experience pricing pressures, Teva, with its scale and diversified pipeline of generic drugs, appears to be weathering the pressures better than its peers. Recent acquisitions not only present the opportunity to extract cost and marketing synergies, but also to further bolster the firm’s generics pipeline, giving the company a first-to-file advantage on a number of drugs, which offer greater profitability. Teva also spends more on research and development than many of its rivals, which should allow it to expand into more complex generics where pricing pressures are less severe.

Outokumpu, the Finnish stainless steel producer, contributed to performance. The stock performed well since the start of the year when news of a new CEO and the company’s plan to strengthen its balance sheet was released. In the second half, the stock continued to gain momentum on the back of stronger nickel prices, particularly after reports that the Philippines might shrink nickel exports as much as 30% in 2017, which is very positive for stainless steel prices. We continue to hold the stock, which benefits from favorable regulatory frameworks and improving industry dynamics, particularly in Europe. The company has a very strong new management team, which is heavily incentivized to create shareholder value and has launched a range of cost-cutting and efficiency measures.

The global economy enters 2017 with fair amount of momentum. Growth expectations in the developed world have improved in the wake of Donald Trump’s U.S. presidential election victory and continued fiscal and/or monetary stimuli in Europe and Japan. In the aftermath of recent political surprises in the U.S. and Europe, investors increasingly expect governments to move more toward fiscal stimulus and away from the reliance on monetary policy to reinvigorate economic activity and inflation. Higher interest rates could prove to be a headwind, but, provided it reflects improving growth, conditions should continue to be supportive for equities.

There are risks, however. Trump’s policy proposals have played well in the developed world but they have caused concerns in emerging markets. Furthermore, despite Republican control of both houses of congress, it remains to be seen how much of Trump’s agenda will actually be passed. There remains room for disappointment if he fails to deliver. In Europe, a number of important elections loom on the horizon even as the U.K. continues to grapple with the uncertainties surrounding Brexit (the U.K.’s decision to leave the European Union). Political risk remains elevated.

We continue to focus on our strength, which is stock selection, utilizing our proprietary in-house research capabilities to identify the most attractive “value” names within each sector.

The Fund sleeve utilized forwards to reduce currency deviations from the benchmark as a means of risk management and futures contracts to gain exposure to the value of equities. There was minimal impact on account performance.

Portfolio Managers:

Demetris Georghiou, CFA; Jeroen Huysinga; Georgina P. Maxwell; and Gerd Woort-Menker

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may concentrate on specific countries, subjecting it to greater volatility than that of other mutual funds. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Multi-Manager International Value Fund

Asset Allocation†

Common Stocks	98.5%
Repurchase Agreements	4.3%
Preferred Stocks	0.4%
Rights††	0.0%
Forward Foreign Currency Contracts††	0.0%
Liabilities in excess of other assets	(3.2)%
100.0%

Top Industries†††

Banks	20.8%
Oil, Gas & Consumable Fuels	12.9%
Insurance	8.2%
Automobiles	6.7%
Metals & Mining	6.1%
Industrial Conglomerates	2.7%
Pharmaceuticals	2.6%
Trading Companies & Distributors	2.3%
Chemicals	2.3%
Auto Components	2.3%
Other Industries*	33.1%
100.0%

Top Holdings†††

TOTAL SA	2.9%
BP plc, ADR	2.2%
Mitsubishi UFJ Financial Group, Inc.	2.0%
BNP Paribas SA	1.9%
Australia & New Zealand Banking Group Ltd.	1.9%
Daimler AG	1.8%
Royal Dutch Shell plc, Class A	1.8%
ING Groep NV	1.7%
Vodafone Group plc	1.5%
Zurich Insurance Group AG	1.5%
Other Holdings*	80.8%
100.0%

Top Countries†††

Japan	22.0%
France	13.4%
United Kingdom	12.0%
Germany	8.1%
Netherlands	7.5%
Switzerland	6.8%
Australia	4.3%
Canada	4.2%
Italy	2.3%
Spain	2.0%
Other Countries*	17.4%
100.0%

Objective

The Fund seeks long-term capital appreciation.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class IV) returned 5.20%, outperforming the benchmark by 0.18% and the Lipper peer category median by 3.78%

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

6

Fund Performance	NVIT Multi-Manager International Value Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	10 Yr.
Class I	5.23%	5.18%	(1.95)%
Class II	4.98%	4.92%	(2.19)%
Class IV	5.20%	5.16%	(1.95)%
Class Y2	5.45%	5.33%	(1.82)%
MSCI EAFE® Value Index	5.02%	6.28%	(0.22)%
CPI	2.07%	1.36%	1.81%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of Class Y shares (March 27, 2008), are based on the performance of the Class IV shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class Y shares would have produced, because all classes of shares invest in the same portfolio of securities. Class Y shares annual returns have not been restated to reflect lower expenses for that class than apply to Class IV shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.93%	0.91%
Class II	1.18%	1.16%
Class IV	0.93%	0.91%
Class Y	0.78%	0.76%

^	Current effective prospectus dated April 29, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

7

Fund Performance (con’t.)	NVIT Multi-Manager International Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class IV shares of the NVIT Multi-Manager International Value Fund versus performance of the MSCI EAFE® Value Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Multi-Manager International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager International Value Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	1,122.40	4.85	0.91
	Hypothetical	(a)(b)	1,000.00	1,020.56	4.62	0.91
Class II Shares	Actual	(a)	1,000.00	1,121.60	6.19	1.16
	Hypothetical	(a)(b)	1,000.00	1,019.30	5.89	1.16
Class IV Shares	Actual	(a)	1,000.00	1,122.00	4.85	0.91
	Hypothetical	(a)(b)	1,000.00	1,020.56	4.62	0.91
Class Y Shares	Actual	(a)	1,000.00	1,123.50	4.06	0.76
	Hypothetical	(a)(b)	1,000.00	1,021.32	3.86	0.76

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2016

NVIT Multi-Manager International Value Fund

Common Stocks 98.5%

	Shares	Market Value

AUSTRALIA 4.4%
Banks 2.0%
Australia & New Zealand Banking Group Ltd. (a)	1,034,238	$22,640,678
Bank of Queensland Ltd. (a)	50,683	433,138
Bendigo & Adelaide Bank Ltd.	64,388	589,006
National Australia Bank Ltd.	4,326	95,555

		23,758,377

Beverages 0.1%
Treasury Wine Estates Ltd.	88,327	679,466

Chemicals 0.1%
Incitec Pivot Ltd.	223,262	577,710

Construction Materials 0.1%
Boral Ltd.	152,241	592,686

Hotels, Restaurants & Leisure 0.1%
Crown Resorts Ltd.	14,617	121,823
Star Entertainment Grp Ltd. (The)	106,892	397,815
Tatts Group Ltd.	86,530	278,832

		798,470

Insurance 0.2%
QBE Insurance Group Ltd.	110,156	984,216
Suncorp Group Ltd.	159,837	1,556,354

		2,540,570

Metals & Mining 1.2%
BHP Billiton Ltd.	453,055	8,116,401
BHP Billiton Ltd., ADR (a)	19,238	688,336
BHP Billiton plc, ADR	23,855	750,478
BlueScope Steel Ltd.	116,801	776,267
Fortescue Metals Group Ltd.	453,961	1,897,104
Newcrest Mining Ltd.	103,043	1,477,539
South32 Ltd.	389,299	766,355
South32 Ltd., ADR	7,695	76,181

		14,548,661

Oil, Gas & Consumable Fuels 0.5%
Origin Energy Ltd.	214,800	1,016,273
Santos Ltd.	273,013	786,451
Woodside Petroleum Ltd.	157,767	3,533,709

		5,336,433

Real Estate Management & Development 0.0%†
LendLease Group	31,308	329,002

Road & Rail 0.1%
Aurizon Holdings Ltd.	267,003	970,774

		50,132,149

AUSTRIA 0.0%†
Banks 0.0%†
Erste Group Bank AG*	1,374	40,172

Oil, Gas & Consumable Fuels 0.0%†
OMV AG	13,516	476,488

		516,660

Common Stocks (continued)

	Shares	Market Value

BELGIUM 1.4%
Banks 0.7%
KBC Group NV	107,410	$6,636,627

Beverages 0.4%
Anheuser-Busch InBev SA/NV	48,235	5,105,383

Chemicals 0.2%
Solvay SA	14,530	1,698,653
Umicore SA	5,654	321,664

		2,020,317

Diversified Telecommunication Services 0.0%†
Proximus SADP	7,614	218,878

Insurance 0.1%
Ageas	30,083	1,189,085

Pharmaceuticals 0.0%†
UCB SA	2,862	183,113

		15,353,403

CANADA 4.4%
Auto Components 0.1%
Magna International, Inc.	17,874	775,732

Banks 0.6%
Bank of Montreal	93,863	6,750,627

Capital Markets 0.0%†
TMX Group Ltd.	1,627	86,667

Construction & Engineering 0.0%†
WSP Global, Inc.	15,228	506,863

Food & Staples Retailing 0.0%†
Empire Co. Ltd., Class A	45,286	530,217

Food Products 0.0%†
Maple Leaf Foods, Inc.	2,700	56,548

Insurance 0.7%
Fairfax Financial Holdings Ltd.	2,169	1,047,627
Industrial Alliance Insurance & Financial Services, Inc.	23,606	938,684
Manulife Financial Corp.	263,122	4,686,338
Sun Life Financial, Inc.	21,855	839,451

		7,512,100

Metals & Mining 0.6%
First Quantum Minerals Ltd.	86,792	862,975
Goldcorp, Inc.	135,341	1,840,823
Kinross Gold Corp.*	279,967	873,691
Lundin Mining Corp.*	90,300	430,432
Silver Wheaton Corp.	33,433	645,926
Teck Resources Ltd., Class B (a)	102,603	2,053,359
Turquoise Hill Resources Ltd.*	70,880	227,530
Yamana Gold, Inc.	130,766	367,175

		7,301,911

10

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

CANADA (continued)
Oil, Gas & Consumable Fuels 2.4%
AltaGas Ltd.	19,184	$484,369
Cameco Corp. (a)	71,663	749,457
Canadian Natural Resources Ltd.	84,614	2,697,494
Cenovus Energy, Inc.	71,205	1,077,222
Crescent Point Energy Corp.	135,996	1,848,433
Enbridge Income Fund Holdings, Inc.	10,400	269,324
Encana Corp.	131,064	1,538,647
Husky Energy, Inc.*	73,236	888,552
Imperial Oil Ltd.	15,416	535,860
Suncor Energy, Inc.	236,468	7,731,683
Tourmaline Oil Corp.*	47,160	1,261,323
TransCanada Corp. (a)	140,883	6,352,405
Whitecap Resources, Inc.	35,400	320,608

		25,755,377

Technology Hardware, Storage & Peripherals 0.0%†
BlackBerry Ltd.*	58,675	403,796

Trading Companies & Distributors 0.0%†
Finning International, Inc. (a)	461	9,027

		49,688,865

CHILE 0.3%
Banks 0.3%
Banco Santander Chile, ADR	129,027	2,821,821

Metals & Mining 0.0%†
Antofagasta plc	53,835	445,735

		3,267,556

CHINA 0.5%
Oil, Gas & Consumable Fuels 0.5%
CNOOC Ltd.	4,298,000	5,341,276

DENMARK 0.8%
Banks 0.2%
Danske Bank A/S	59,341	1,795,289

Beverages 0.1%
Carlsberg A/S, Class B	11,685	1,006,419

Chemicals 0.0%†
Novozymes A/S, Class B	1,334	45,906

Commercial Services & Supplies 0.1%
ISS A/S	28,895	973,846

Electrical Equipment 0.1%
Vestas Wind Systems A/S	38,742	2,509,109

Marine 0.2%
AP Moeller-Maersk A/S, Class A	455	686,649
AP Moeller-Maersk A/S, Class B	743	1,184,316

		1,870,965

Common Stocks (continued)

	Shares	Market Value

DENMARK (continued)
Road & Rail 0.1%
DSV A/S	32,766	$1,455,146

		9,656,680

FINLAND 1.5%
Communications Equipment 0.0%†
Nokia OYJ	43,834	210,235

Electric Utilities 0.1%
Fortum OYJ	50,836	777,088

Metals & Mining 0.5%
Outokumpu OYJ*	617,230	5,496,028

Oil, Gas & Consumable Fuels 0.0%†
Neste OYJ	6,076	232,514

Paper & Forest Products 0.9%
Stora Enso OYJ, Class R	126,639	1,354,657
UPM-Kymmene OYJ	369,028	9,024,785

		10,379,442

		17,095,307

FRANCE 13.9%
Aerospace & Defense 0.5%
Airbus Group SE	92,821	6,130,705

Air Freight & Logistics 0.0%†
Bollore SA*	630	2,169
Bollore SA	93,770	330,171

		332,340

Auto Components 0.1%
Cie Generale des Etablissements Michelin	11,192	1,244,089

Automobiles 1.3%
Peugeot SA*	112,034	1,824,717
Renault SA	140,946	12,518,372

		14,343,089

Banks 3.1%
BNP Paribas SA	357,599	22,756,848
Credit Agricole SA	64,981	804,379
Natixis SA	1,164,166	6,555,840
Societe Generale SA	115,178	5,665,238

		35,782,305

Building Products 0.4%
Cie de Saint-Gobain	95,069	4,422,361

Chemicals 0.7%
Air Liquide SA	63,873	7,102,597
Arkema SA	5,356	523,553

		7,626,150

Construction & Engineering 0.1%
Bouygues SA	30,737	1,100,363

11

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Diversified Telecommunication Services 0.5%
Orange SA	321,387	$4,873,503
Vivendi SA	27,643	524,302

		5,397,805

Electric Utilities 0.0%†
Electricite de France SA (a)	55,614	565,865

Electrical Equipment 0.6%
Schneider Electric SE	99,881	6,938,579

Energy Equipment & Services 0.4%
Technip SA	60,417	4,303,609

Equity Real Estate Investment Trusts (REITs) 0.3%
Unibail-Rodamco SE	13,873	3,306,002

Food & Staples Retailing 0.0%†
Casino Guichard Perrachon SA	11,282	540,572

Insurance 1.6%
AXA SA	648,831	16,356,248
CNP Assurances	33,301	616,379
SCOR SE	26,089	900,351

		17,872,978

IT Services 0.2%
Capgemini SA	31,295	2,636,577

Multi-Utilities 0.3%
Engie SA	238,919	3,041,188

Oil, Gas & Consumable Fuels 3.0%
TOTAL SA	664,541	34,085,696

Pharmaceuticals 0.8%
Sanofi	108,262	8,754,624

		158,424,897

GERMANY 7.9%
Airlines 0.1%
Deutsche Lufthansa AG REG	56,134	723,608

Automobiles 2.3%
Bayerische Motoren Werke AG	56,842	5,294,038
Daimler AG REG	291,229	21,613,732
Volkswagen AG	5,531	793,837

		27,701,607

Banks 0.1%
Commerzbank AG	105,912	806,392

Capital Markets 0.7%
Deutsche Bank AG REG*	102,028	1,850,076
Deutsche Boerse AG*	69,477	5,653,731

		7,503,807

Chemicals 0.2%
Evonik Industries AG	5,739	171,073
Linde AG	10,196	1,672,528

		1,843,601

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Construction Materials 0.4%
HeidelbergCement AG	46,869	$4,362,566

Diversified Telecommunication Services 0.0%†
Telefonica Deutschland Holding AG	66,605	284,697

Electrical Equipment 0.0%†
OSRAM Licht AG	2,863	149,922

Food & Staples Retailing 0.1%
METRO AG (a)	41,734	1,387,118

Independent Power and Renewable Electricity Producers 0.1%
Uniper SE*	47,628	655,574

Industrial Conglomerates 1.3%
Siemens AG REG	126,485	15,486,815

Insurance 1.0%
Allianz SE REG	51,850	8,557,212
Hannover Rueck SE	2,307	249,219
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen REG	9,469	1,788,485
Talanx AG	11,726	391,636

		10,986,552

Multi-Utilities 0.4%
E.ON SE	476,286	3,350,645
RWE AG*	115,390	1,431,834

		4,782,479

Pharmaceuticals 0.4%
Bayer AG REG	44,897	4,677,524

Semiconductors & Semiconductor Equipment 0.3%
Infineon Technologies AG	167,302	2,893,902

Trading Companies & Distributors 0.5%
Brenntag AG	94,861	5,258,036

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	5,934	350,153

		89,854,353

HONG KONG 1.9%
Airlines 0.0%†
Cathay Pacific Airways Ltd.	212,000	278,216

Capital Markets 0.0%†
Guoco Group, Ltd.	4,000	44,046

Hotels, Restaurants & Leisure 0.0%†
Shangri-La Asia Ltd.	232,000	244,308

Industrial Conglomerates 1.1%
CK Hutchison Holdings Ltd.	1,002,376	11,315,281
Hopewell Holdings Ltd.	54,000	185,992
NWS Holdings Ltd. (a)	168,989	274,705

		11,775,978

12

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Real Estate Management & Development 0.8%
Hang Lung Group Ltd.	164,000	$569,063
Hang Lung Properties Ltd.	267,000	563,009
Henderson Land Development Co. Ltd.	21,027	111,443
Kerry Properties Ltd.	114,000	308,282
New World Development Co. Ltd.	1,528,272	1,610,197
Sino Land Co. Ltd.	339,186	505,743
Sun Hung Kai Properties Ltd.	120,221	1,513,881
Swire Pacific Ltd., Class A	113,000	1,075,283
Swire Pacific Ltd., Class B	142,500	244,545
Wharf Holdings Ltd. (The)	136,000	900,861
Wheelock & Co. Ltd.	190,000	1,066,327

		8,468,634

Road & Rail 0.0%†
MTR Corp. Ltd.	101,685	492,993

Transportation Infrastructure 0.0%†
Hutchison Port Holdings Trust, Class U	1,134,600	495,873

		21,800,048

IRELAND 0.5%
Airlines 0.3%
Ryanair Holdings plc, ADR*	45,284	3,770,345

Banks 0.1%
Bank of Ireland*	2,482,132	607,919

Construction Materials 0.1%
CRH plc, ADR	40,083	1,378,054

Hotels, Restaurants & Leisure 0.0%†
Paddy Power Betfair plc	1,295	137,797

		5,894,115

ISRAEL 0.8%
Banks 0.2%
Bank Hapoalim BM	203,513	1,207,954
Bank Leumi Le-Israel BM*	192,026	789,147
Mizrahi Tefahot Bank Ltd.	21,601	315,475

		2,312,576

Pharmaceuticals 0.6%
Teva Pharmaceutical Industries Ltd., ADR	182,334	6,609,608

		8,922,184

ITALY 2.4%
Banks 1.0%
Intesa Sanpaolo SpA	3,515,116	8,904,289
Mediobanca SpA	81,895	666,960
UniCredit SpA	620,415	1,781,665

		11,352,914

Common Stocks (continued)

	Shares	Market Value

ITALY (continued)
Diversified Telecommunication Services 0.5%
Telecom Italia SpA*	6,643,984	$5,866,237

Electric Utilities 0.9%
Enel SpA	2,240,130	9,846,937

Insurance 0.0%†
Assicurazioni Generali SpA	6,287	93,188

		27,159,276

JAPAN 23.0%
Air Freight & Logistics 0.4%
Yamato Holdings Co. Ltd.	200,400	4,062,312

Airlines 0.4%
Japan Airlines Co. Ltd.	166,000	4,844,010

Auto Components 2.3%
Aisin Seiki Co. Ltd.	29,200	1,263,468
Bridgestone Corp.	151,900	5,465,481
Calsonic Kansei Corp.	13,000	199,256
Denso Corp.	18,500	800,245
NGK Spark Plug Co. Ltd.	201,400	4,463,981
NHK Spring Co. Ltd.	29,800	283,411
NOK Corp.	17,000	343,836
Sumitomo Electric Industries Ltd.	694,000	9,993,123
Sumitomo Rubber Industries Ltd.	35,500	561,693
Tokai Rika Co. Ltd.	6,900	138,130
Toyoda Gosei Co. Ltd.	12,700	296,408
Toyota Industries Corp.	10,400	494,471
Yokohama Rubber Co. Ltd. (The)	17,100	305,667

		24,609,170

Automobiles 2.7%
Honda Motor Co. Ltd.	512,000	14,948,000
Mazda Motor Corp.	119,900	1,952,449
Mitsubishi Motors Corp.	109,200	620,760
Nissan Motor Co. Ltd.	347,500	3,485,822
Suzuki Motor Corp.	189,300	6,646,111
Toyota Motor Corp.	27,214	1,595,514

		29,248,656

Banks 4.8%
Bank of Kyoto Ltd. (The) (a)	25,000	185,314
Chiba Bank Ltd. (The)	73,000	447,500
Chugoku Bank Ltd. (The)	8,800	126,206
Concordia Financial Group Ltd.	139,000	668,885
Fukuoka Financial Group, Inc.	88,000	390,279
Gunma Bank Ltd. (The)	36,000	196,730
Hachijuni Bank Ltd. (The)	46,000	266,173
Hiroshima Bank Ltd. (The)	28,000	130,475
Hokuhoku Financial Group, Inc.	15,600	268,756
Iyo Bank Ltd. (The)	31,000	213,354
Kyushu Financial Group, Inc.	7,000	47,429
Mebuki Financial Group, Inc.	56,160	207,563
Mitsubishi UFJ Financial Group, Inc.	3,855,800	23,779,971

13

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Banks (continued)
Mizuho Financial Group, Inc.	3,004,600	$5,391,859
Resona Holdings, Inc.	440,400	2,257,058
Shinsei Bank Ltd.*	186,000	311,242
Shizuoka Bank Ltd. (The)	36,000	302,131
Sumitomo Mitsui Financial Group, Inc.	295,900	11,268,752
Sumitomo Mitsui Trust Holdings, Inc.	204,400	7,313,168
Yamaguchi Financial Group, Inc.	21,000	228,629

		54,001,474

Beverages 0.0%†
Coca-Cola East Japan Co. Ltd.	4,800	105,668
Coca-Cola West Co. Ltd.	9,800	288,500

		394,168

Building Products 0.9%
Asahi Glass Co. Ltd. (a)	193,000	1,309,438
Daikin Industries Ltd.	85,400	7,823,400
LIXIL Group Corp.	47,400	1,074,334

		10,207,172

Capital Markets 0.2%
Daiwa Securities Group, Inc.	65,000	400,252
Nomura Holdings, Inc.	176,800	1,045,270
SBI Holdings, Inc.	40,300	512,050

		1,957,572

Chemicals 1.0%
Asahi Kasei Corp.	154,000	1,339,996
Denka Co. Ltd.	72,000	316,989
DIC Corp.	13,000	393,969
Hitachi Chemical Co. Ltd.	16,200	404,130
JSR Corp.	33,900	533,598
Kaneka Corp.	51,000	414,830
Kuraray Co. Ltd. (a)	72,600	1,088,678
Mitsubishi Chemical Holdings Corp.	278,700	1,801,981
Mitsubishi Gas Chemical Co., Inc.	34,500	587,860
Mitsui Chemicals, Inc.	150,000	672,081
Nippon Shokubai Co. Ltd.	4,400	274,019
Showa Denko KK	14,000	199,978
Sumitomo Chemical Co. Ltd.	303,000	1,436,319
Teijin Ltd.	24,800	501,101
Tosoh Corp.	99,000	698,345
Ube Industries Ltd.	170,000	355,233
Zeon Corp.	14,000	137,882

		11,156,989

Commercial Services & Supplies 0.1%
Dai Nippon Printing Co. Ltd.	60,000	592,000
Toppan Printing Co. Ltd.	57,000	543,506

		1,135,506

Construction & Engineering 0.1%
COMSYS Holdings Corp.	12,700	232,191
JGC Corp.	10,600	192,033

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Construction & Engineering (continued)
Kinden Corp.	9,000	$112,031
Nippo Corp.	11,000	204,935
Obayashi Corp.	26,000	248,231

		989,421

Construction Materials 0.0%†
Taiheiyo Cement Corp.	162,000	510,729

Consumer Finance 0.0%†
Credit Saison Co. Ltd.	5,500	97,877
Hitachi Capital Corp.	7,000	171,884

		269,761

Containers & Packaging 0.0%†
Toyo Seikan Group Holdings Ltd.	19,800	368,195

Distributors 0.0%†
Canon Marketing Japan, Inc.	7,600	127,613

Diversified Financial Services 0.2%
Mitsubishi UFJ Lease & Finance Co. Ltd.	98,800	509,584
ORIX Corp.	112,000	1,743,197

		2,252,781

Diversified Telecommunication Services 1.0%
Nippon Telegraph & Telephone Corp.	265,100	11,159,427

Electrical Equipment 0.3%
Mabuchi Motor Co. Ltd.	57,200	2,972,345

Electronic Equipment, Instruments & Components 0.5%
Azbil Corp.	1,100	30,909
Citizen Watch Co. Ltd. (a)	36,900	220,002
Hitachi Ltd.	617,000	3,326,953
Ibiden Co. Ltd. (a)	16,900	226,653
Kyocera Corp.	14,600	723,876
Nippon Electric Glass Co. Ltd.	42,000	226,609
TDK Corp.	21,200	1,453,647

		6,208,649

Food & Staples Retailing 0.1%
Aeon Co. Ltd.	113,900	1,609,817

Food Products 0.3%
House Foods Group, Inc.	5,300	109,658
NH Foods Ltd.	134,000	3,614,859

		3,724,517

Health Care Providers & Services 0.3%
Alfresa Holdings Corp.	13,000	214,721
Medipal Holdings Corp.	23,100	363,874
Suzuken Co. Ltd.	89,280	2,916,112

		3,494,707

Household Durables 0.6%
Iida Group Holdings Co. Ltd.	26,600	504,263
Nikon Corp.	41,100	638,301
Sekisui Chemical Co. Ltd.	22,000	350,208
Sekisui House Ltd.	77,000	1,279,301

14

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Household Durables (continued)
Sony Corp.	118,500	$3,311,120
Sumitomo Forestry Co. Ltd.	20,300	268,108

		6,351,301

Industrial Conglomerates 0.0%†
Nisshinbo Holdings, Inc.	18,000	173,319

Insurance 0.8%
Dai-ichi Life Holdings, Inc.	79,200	1,316,817
MS&AD Insurance Group Holdings, Inc.	32,500	1,006,446
Sompo Holdings, Inc.	155,300	5,244,685
T&D Holdings, Inc.	81,700	1,078,228
Tokio Marine Holdings, Inc.	19,400	794,296

		9,440,472

Leisure Products 0.0%†
Heiwa Corp.	7,300	166,779
Sankyo Co. Ltd.	4,200	135,415
Sega Sammy Holdings, Inc.	9,700	144,142

		446,336

Machinery 0.9%
Amada Holdings Co. Ltd.	39,400	438,939
DMG Mori Co. Ltd. (a)	223,300	2,704,136
Ebara Corp.	14,300	406,485
Glory Ltd.	6,900	217,435
Hitachi Construction Machinery Co. Ltd.	18,100	391,302
IHI Corp.	130,000	336,687
JTEKT Corp.	39,200	625,075
Kawasaki Heavy Industries Ltd.	188,000	588,471
Komatsu Ltd.	76,300	1,728,207
Kurita Water Industries Ltd.	8,900	195,806
Mitsubishi Heavy Industries Ltd.	392,000	1,782,049
NSK Ltd.	11,300	130,509
NTN Corp.	56,000	225,916
Sumitomo Heavy Industries Ltd.	101,000	648,537
THK Co. Ltd.	12,000	265,003

		10,684,557

Marine 0.1%
Kawasaki Kisen Kaisha Ltd. (a)	106,000	239,515
Mitsui OSK Lines Ltd.	186,000	513,373
Nippon Yusen KK	306,000	566,677

		1,319,565

Media 0.4%
Dentsu, Inc.	90,300	4,246,207
Fuji Media Holdings, Inc.	6,200	86,736
Nippon Television Holdings, Inc.	3,100	56,200
Tokyo Broadcasting System Holdings, Inc.	3,800	60,603

		4,449,746

Metals & Mining 0.6%
Daido Steel Co. Ltd.	7,000	28,876
Dowa Holdings Co. Ltd.	7,000	53,231

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Metals & Mining (continued)
Hitachi Metals Ltd.	40,800	$549,307
JFE Holdings, Inc.	103,000	1,557,610
Kobe Steel Ltd.*	54,200	515,344
Mitsubishi Materials Corp.	22,000	672,919
Nippon Steel & Sumitomo Metal Corp.	101,799	2,254,731
Sumitomo Metal Mining Co. Ltd.	61,000	778,219

		6,410,237

Multiline Retail 0.1%
H2O Retailing Corp.	14,400	219,324
Isetan Mitsukoshi Holdings Ltd.	24,900	268,114
J. Front Retailing Co. Ltd.	49,000	659,721
Takashimaya Co. Ltd.	41,000	337,501

		1,484,660

Oil, Gas & Consumable Fuels 0.2%
Idemitsu Kosan Co. Ltd.	12,500	331,567
Inpex Corp.	120,900	1,208,493
JX Holdings, Inc.	200,700	848,042
Showa Shell Sekiyu KK (a)	18,200	169,086

		2,557,188

Paper & Forest Products 0.1%
Nippon Paper Industries Co. Ltd. (a)	17,000	287,213
Oji Holdings Corp.	165,000	670,989

		958,202

Real Estate Management & Development 1.3%
Daiwa House Industry Co. Ltd.	273,300	7,452,994
Mitsui Fudosan Co. Ltd.	258,000	5,972,832
Nomura Real Estate Holdings, Inc.	16,300	276,610
Tokyo Tatemono Co. Ltd.	7,200	96,123
Tokyu Fudosan Holdings Corp.	74,500	438,773

		14,237,332

Road & Rail 0.2%
Hankyu Hanshin Holdings, Inc.	38,000	1,216,791
Hitachi Transport System Ltd.	6,400	129,660
Nippon Express Co. Ltd.	173,000	928,884
Seino Holdings Co. Ltd.	13,600	150,694

		2,426,029

Semiconductors & Semiconductor Equipment 0.0%†
Rohm Co. Ltd.	5,800	332,763

Specialty Retail 0.1%
Aoyama Trading Co. Ltd.	3,300	114,674
K’s Holdings Corp.	10,800	188,823
Yamada Denki Co. Ltd.	124,300	669,286

		972,783

Technology Hardware, Storage & Peripherals 0.5%
Brother Industries Ltd.	24,400	438,649
FUJIFILM Holdings Corp.	47,300	1,791,053
Konica Minolta, Inc.	95,800	949,445

15

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Technology Hardware, Storage & Peripherals (continued)
NEC Corp.	555,000	$1,467,933
Ricoh Co. Ltd.	150,100	1,268,013

		5,915,093

Trading Companies & Distributors 1.5%
ITOCHU Corp.	145,500	1,926,531
Marubeni Corp.	326,500	1,846,709
Mitsubishi Corp.	431,000	9,153,860
Mitsui & Co. Ltd.	81,000	1,109,888
Sojitz Corp.	150,800	365,111
Sumitomo Corp.	55,900	656,233
Toyota Tsusho Corp.	43,000	1,117,665

		16,175,997

Transportation Infrastructure 0.0%†
Kamigumi Co. Ltd.	26,000	247,633
Mitsubishi Logistics Corp.	6,000	84,590

		332,223

		259,972,794

LUXEMBOURG 0.7%
Metals & Mining 0.7%
ArcelorMittal*	1,025,400	7,534,140

Wireless Telecommunication Services 0.0%†
Millicom International Cellular SA, SDR	8,034	342,364

		7,876,504

NETHERLANDS 7.7%
Banks 1.7%
ING Groep NV	1,375,388	19,363,749

Chemicals 0.2%
Akzo Nobel NV	6,567	410,351
Koninklijke DSM NV	28,094	1,683,596

		2,093,947

Construction & Engineering 0.0%†
Boskalis Westminster	6,921	240,104

Food & Staples Retailing 0.2%
Koninklijke Ahold NV*	115,759	2,438,231

Industrial Conglomerates 0.2%
Koninklijke Philips NV	81,590	2,494,363
Koninklijke Philips NV, NYRS REG	3,367	102,929

		2,597,292

Insurance 1.0%
Aegon NV	159,908	878,479
ASR Nederland NV*	173,462	4,122,799
NN Group NV	194,109	6,571,081

		11,572,359

Oil, Gas & Consumable Fuels 4.4%
Royal Dutch Shell plc, Class A	762,917	21,059,210
Royal Dutch Shell plc, Class A, ADR	278,580	15,149,180

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS (continued)
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell plc, Class B, ADR (a)	223,258	$12,942,266

		49,150,656

Professional Services 0.0%†
Randstad Holding NV	4,699	254,533

Software 0.0%†
Gemalto NV	6,110	352,861

		88,063,732

NEW ZEALAND 0.1%
Construction Materials 0.1%
Fletcher Building Ltd.	74,056	544,146

Food Products 0.0%†
Fonterra Co-operative Group Ltd.	5,807	24,202

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd.	27,147	117,750

		686,098

NORWAY 0.9%
Banks 0.1%
DNB ASA	90,197	1,339,002

Chemicals 0.1%
Yara International ASA	15,928	626,593

Insurance 0.0%†
Storebrand ASA*	36,062	191,561

Metals & Mining 0.6%
Norsk Hydro ASA	1,675,497	7,996,698

Oil, Gas & Consumable Fuels 0.1%
Statoil ASA	33,604	613,330

		10,767,184

PORTUGAL 0.0%†
Banks 0.0%†
Banco Espirito Santo SA REG* (b)(c)	146,163	0

SINGAPORE 0.8%
Airlines 0.1%
Singapore Airlines Ltd.	92,800	618,224

Banks 0.5%
DBS Group Holdings Ltd.	526,981	6,287,326

Equity Real Estate Investment Trusts (REITs) 0.0%†
United Industrial Corp. Ltd.	14,000	26,779

Food Products 0.0%†
Golden Agri-Resources Ltd.	773,000	228,867

Industrial Conglomerates 0.1%
Keppel Corp. Ltd.	297,500	1,184,033
Sembcorp Industries Ltd.	134,700	264,159

		1,448,192

16

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SINGAPORE (continued)
Real Estate Management & Development 0.1%
CapitaLand Ltd.	153,100	$318,159
City Developments Ltd.	75,500	430,862
Frasers Centrepoint Ltd.	26,400	28,713
UOL Group Ltd.	54,910	226,370

		1,004,104

		9,613,492

SOUTH KOREA 0.5%
Technology Hardware, Storage & Peripherals 0.5%
Samsung Electronics Co. Ltd.	3,865	5,752,330

SPAIN 2.1%
Banks 1.8%
Banco de Sabadell SA	699,289	971,714
Banco Popular Espanol SA (a)	79,212	76,321
Banco Santander SA	2,087,391	10,859,172
Bankia SA	7,435,550	7,577,154
CaixaBank SA	194,035	639,496

		20,123,857

Electric Utilities 0.1%
Iberdrola SA	185,969	1,217,703

Independent Power and Renewable Electricity Producers 0.0%†
EDP Renovaveis SA	32,575	206,888

Insurance 0.0%†
Mapfre SA	88,168	268,568

Oil, Gas & Consumable Fuels 0.2%
Repsol SA	151,461	2,128,503

		23,945,519

SWEDEN 1.9%
Banks 1.3%
Nordea Bank AB	1,171,261	12,978,305
Skandinaviska Enskilda Banken AB, Class A	75,266	786,544
Svenska Handelsbanken AB, Class A (a)	41,198	570,611

		14,335,460

Communications Equipment 0.2%
Telefonaktiebolaget LM Ericsson, Class A	10,933	63,513
Telefonaktiebolaget LM Ericsson, Class B	311,858	1,827,791

		1,891,304

Diversified Telecommunication Services 0.1%
Telia Co. AB	309,697	1,244,113

Food & Staples Retailing 0.0%†
ICA Gruppen AB	1,850	56,310

Common Stocks (continued)

	Shares	Market Value

SWEDEN (continued)
Household Products 0.2%
Svenska Cellulosa AB SCA, Class A	3,365	$94,423
Svenska Cellulosa AB SCA, Class B	68,402	1,925,280

		2,019,703

Machinery 0.0%†
Trelleborg AB, Class B	27,675	543,455

Metals & Mining 0.1%
Boliden AB	47,773	1,240,904
SSAB AB, Class A*	17,357	65,554
SSAB AB, Class B*	36,887	116,113

		1,422,571

Paper & Forest Products 0.0%†
Holmen AB, Class B	3,828	137,029

Wireless Telecommunication Services 0.0%†
Tele2 AB, Class B	46,993	375,755

		22,025,700

SWITZERLAND 7.0%
Banks 0.0%†
Banque Cantonale Vaudoise REG	26	16,460

Beverages 0.0%†
Coca-Cola HBC AG*	7,286	158,655

Capital Markets 0.5%
Credit Suisse Group AG REG*	126,377	1,806,058
Julius Baer Group Ltd.*	14,741	653,052
UBS Group AG REG	241,382	3,774,118

		6,233,228

Chemicals 0.1%
Clariant AG REG* (a)	63,965	1,102,457

Construction Materials 0.7%
LafargeHolcim Ltd. REG*	140,980	7,399,291

Electrical Equipment 0.4%
ABB Ltd. REG*	229,173	4,822,195

Insurance 2.3%
Baloise Holding AG REG	8,321	1,047,072
Helvetia Holding AG REG	391	210,378
Swiss Life Holding AG REG*	4,865	1,374,260
Swiss Re AG	52,679	4,984,114
Zurich Insurance Group AG*	63,589	17,475,517

		25,091,341

Metals & Mining 0.5%
Glencore plc*	1,788,635	6,043,591

Pharmaceuticals 0.9%
Novartis AG REG	76,513	5,564,294
Roche Holding AG	22,149	5,048,921

		10,613,215

17

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Professional Services 0.2%
Adecco Group AG REG	36,590	$2,388,478

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics NV	95,857	1,086,486

Specialty Retail 0.1%
Dufry AG REG*	7,153	890,363

Textiles, Apparel & Luxury Goods 0.7%
Cie Financiere Richemont SA REG	71,110	4,699,699
Swatch Group AG (The) (a)	7,049	2,187,746
Swatch Group AG (The) REG	9,356	570,981

		7,458,426

Trading Companies & Distributors 0.5%
Wolseley plc	97,763	5,968,058

Transportation Infrastructure 0.0%†
Flughafen Zuerich AG REG	1,458	270,178

		79,542,422

UNITED KINGDOM 12.4%
Air Freight & Logistics 0.0%†
Royal Mail plc	82,151	466,978

Automobiles 0.2%
Fiat Chrysler Automobiles NV	202,928	1,846,001

Banks 3.2%
Barclays plc, ADR	332,320	3,655,520
HSBC Holdings plc, ADR (a)	409,167	16,440,329
HSBC Holdings plc	107,111	864,237
Lloyds Banking Group plc, ADR (a)	194,051	601,558
Lloyds Banking Group plc	3,735,658	2,868,528
Royal Bank of Scotland Group plc, ADR* (a)	136,811	756,565
Standard Chartered plc*	1,289,243	10,513,674

		35,700,411

Beverages 0.0%†
Coca-Cola European Partners plc	3,339	105,383

Capital Markets 0.0%†
3i Group plc	30,720	265,740

Energy Equipment & Services 0.0%†
Subsea 7 SA*	19,566	247,105

Food & Staples Retailing 0.2%
J Sainsbury plc	380,657	1,169,930
Wm Morrison Supermarkets plc	245,419	697,059

		1,866,989

Hotels, Restaurants & Leisure 0.3%
InterContinental Hotels Group plc	67,025	2,996,965

Household Durables 0.3%
Barratt Developments plc	608,221	3,457,806

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Insurance 0.9%
Aviva plc	85,185	$507,416
Prudential plc	463,03	9,240,950

		9,748,366

Media 0.5%
ITV plc	1,858,919	4,719,808
Pearson plc, ADR (a)	65,753	656,872
Pearson plc	44,352	445,012

		5,821,692

Metals & Mining 1.2%
Anglo American plc*	190,423	2,690,457
Rio Tinto Ltd.	14,283	611,899
Rio Tinto plc	275,840	10,531,021

		13,833,377

Multi-Utilities 0.8%
Centrica plc	2,039,704	5,874,439
National Grid plc	323,723	3,782,298

		9,656,737

Oil, Gas & Consumable Fuels 2.3%
BP plc, ADR	680,810	25,448,678

Specialty Retail 0.1%
Kingfisher plc	287,292	1,237,766

Tobacco 0.4%
British American Tobacco plc	83,666	4,741,806

Wireless Telecommunication Services 2.0%
Vodafone Group plc	7,345,720	18,076,933
Vodafone Group plc, ADR	213,058	5,205,007

		23,281,940

		140,723,740

UNITED STATES 0.7%
Biotechnology 0.6%
Shire plc	120,719	6,892,963

Hotels, Restaurants & Leisure 0.1%
Carnival plc	12,376	627,085
Carnival plc, ADR	6,312	323,111

		950,196

		7,843,159

Total Common Stocks (cost $1,117,080,275)		1,119,919,443

18

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager International Value Fund (Continued)

Preferred Stocks 0.4%

	Shares	Market Value

GERMANY 0.4%
Automobiles 0.4%
Bayerische Motoren Werke AG	7,152	$546,199
Porsche Automobil Holding SE	11,715	636,359
Volkswagen AG	28,020	3,920,475

		5,103,033

Total Preferred Stocks (cost $7,981,312)		5,103,033

Rights 0.0%†

	Number of Rights

SPAIN 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Repsol SA, expiring at an exercise price price of $0.00 on 1/6/2017*	151,461	56,121

Total Rights (cost $55,767)		56,121

Repurchase Agreements 4.3%

	Principal Amount

Bank of America NA, 0.50%, dated 12/30/16, due 01/03/17, repurchase price $5,000,278, collateralized by U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $5,100,000. (d)(e)	$5,000,000	5,000,000
BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $5,000,272, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 01/05/17 - 08/01/46; total market value $5,100,000. (d)(e)	5,000,000	5,000,000

Repurchase Agreements (continued)

	Principal Amount	Market Value

ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $38,844,819, collateralized by U.S. Government Agency Securities, ranging from 2.24% - 4.00%, maturing 11/01/26 - 05/01/46; total market value $39,619,514. (d)(e)	$38,842,661	$38,842,661

Total Repurchase Agreements (cost $48,842,661)		48,842,661

Total Investments (cost $1,173,960,015) (f) — 103.2%		1,173,921,258
Liabilities in excess of other assets — (3.2)%		(36,927,175)

NET ASSETS — 100.0%		$1,136,994,083

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2016. The total value of securities on loan at December 31, 2016 was $44,781,330, which was collateralized by repurchase agreements with a total value of $48,842,661 and $2,147,698 of collateral in the form of U,S. Government Treasury Securities, interest rates ranging from 0.00% - 8.13%, and maturity dates ranging from 05/25/17 - 11/15/43, a total value of $50,990,359.

(b)	Fair valued security.

(c)	Illiquid security (unaudited).

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2016 was $48,842,661.

(e)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

BM	Limited Liability

19

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager International Value Fund (Continued)

KK	Joint Stock Company

Ltd.	Limited

NA	National Association

NV	Public Traded Company

NYRS	New York Registry Shares

OYJ	Public Traded Company

plc	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SCA	Limited partnership with share capital

SDR	Swedish Depository Receipts

SE	European Public Limited Liability Company

SpA	Limited Share Company

At December 31, 2016, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	State Street Bank and Trust Co.	02/07/17	(994,118)	$(1,238,050)	$(1,226,317)	$11,733
British Pound	ANZ Banking Group Ltd.	02/07/17	(1,038,165)	(1,276,456)	(1,280,652)	(4,196)
British Pound	HSBC Bank PLC	02/07/17	(1,091,059)	(1,359,275)	(1,345,900)	13,375
British Pound	ANZ Banking Group Ltd.	02/07/17	(1,143,250)	(1,461,113)	(1,410,282)	50,831
British Pound	Morgan Stanley Co., Inc.	02/07/17	(1,612,662)	(2,035,594)	(1,989,335)	46,259
Canadian Dollar	Credit Suisse International	02/07/17	(5,855,955)	(4,377,162)	(4,363,349)	13,813
Euro	Standard Chartered Bank	02/07/17	(38,064,344)	(42,331,760)	(40,141,515)	2,190,245
Euro	Goldman Sachs International	02/07/17	(1,395,441)	(1,486,138)	(1,471,590)	14,548
Euro	Societe Generale	02/07/17	(1,365,301)	(1,456,838)	(1,439,806)	17,032
Euro	ANZ Banking Group Ltd.	02/07/17	(2,216,815)	(2,469,967)	(2,337,787)	132,180
Euro	ANZ Banking Group Ltd.	02/07/17	(3,501,978)	(3,785,148)	(3,693,081)	92,067
Japanese Yen	Citibank NA	02/07/17	(245,235,571)	(2,226,572)	(2,102,354)	124,218
Japanese Yen	ANZ Banking Group Ltd.	02/07/17	(253,774,995)	(2,255,665)	(2,175,560)	80,105
Japanese Yen	Goldman Sachs International	02/07/17	(178,633,282)	(1,716,197)	(1,531,386)	184,811
Japanese Yen	State Street Bank and Trust Co.	02/07/17	(207,300,698)	(1,825,359)	(1,777,146)	48,213
Japanese Yen	National Australia Bank Ltd.	02/07/17	(197,280,515)	(1,681,793)	(1,691,245)	(9,452)
Singapore Dollar	National Australia Bank Ltd.	02/07/17	(5,368,824)	(3,754,887)	(3,706,418)	48,469
Singapore Dollar	ANZ Banking Group Ltd.	02/07/17	(2,340,185)	(1,653,187)	(1,615,569)	37,618
Swiss Franc	State Street Bank and Trust Co.	02/07/17	(1,372,502)	(1,389,513)	(1,351,221)	38,292

Total Short Contracts				$(79,780,674)	$(76,650,513)	$3,130,161

20

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager International Value Fund (Continued)

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australian Dollar	Royal Bank of Scotland	02/07/17	34,097,997	$26,085,889	$24,584,495	$(1,501,394)
Australian Dollar	ANZ Banking Group Ltd.	02/07/17	2,810,880	2,101,498	2,026,631	(74,867)
British Pound	ANZ Banking Group Ltd.	02/07/17	2,024,655	2,556,518	2,497,559	(58,959)
British Pound	Morgan Stanley Co., Inc.	02/07/17	10,163,802	12,652,774	12,537,784	(114,990)
British Pound	Goldman Sachs International	02/07/17	1,321,368	1,639,388	1,630,003	(9,385)
British Pound	ANZ Banking Group Ltd.	02/07/17	3,445,205	4,311,946	4,249,909	(62,037)
British Pound	State Street Bank and Trust Co.	02/07/17	5,305,629	6,606,674	6,544,876	(61,798)
Danish Krone	Goldman Sachs International	02/07/17	15,984,737	2,393,802	2,267,849	(125,953)
Euro	ANZ Banking Group Ltd.	02/07/17	1,018,508	1,132,720	1,074,088	(58,632)
Euro	National Australia Bank Ltd.	02/07/17	2,328,180	2,475,293	2,455,229	(20,064)
Hong Kong Dollar	ANZ Banking Group Ltd.	02/07/17	14,879,823	1,919,332	1,919,233	(99)
Japanese Yen	ANZ Banking Group Ltd.	02/07/17	136,171,895	1,285,253	1,167,374	(117,879)
Japanese Yen	HSBC Bank PLC	02/07/17	151,811,493	1,409,887	1,301,449	(108,438)
Japanese Yen	Goldman Sachs International	02/07/17	159,968,926	1,551,404	1,371,381	(180,023)
Japanese Yen	ANZ Banking Group Ltd.	02/07/17	138,138,111	1,174,730	1,184,230	9,500
Japanese Yen	Toronto Dominion Bank	02/07/17	132,298,266	1,176,407	1,134,166	(42,241)
Singapore Dollar	Toronto Dominion Bank	02/07/17	9,325,930	6,730,841	6,438,243	(292,598)
Swedish Krona	Morgan Stanley Co., Inc.	02/07/17	37,073,674	4,174,146	4,078,523	(95,623)
Swiss Franc	Goldman Sachs International	02/07/17	6,322,463	6,526,649	6,224,429	(302,220)

Total Long Contracts				$87,905,151	$84,687,451	$(3,217,700)

At December 31, 2016, the Fund’s open forward foreign cross currency contracts were as follows (Note 2):

Counterparty	Delivery Date	Currency	Received	Currency	Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	02/07/17	9,956,550	Euro	(8,417,018)	British Pound	$10,383,001	$10,499,879	$116,878
Standard Chartered Bank	02/07/17	190,980,759	Japanese Yen	(1,317,019)	British Pound	1,624,639	1,637,239	12,600
State Street Bank and Trust Co.	02/07/17	1,556,473	British Pound	(1,796,266)	Euro	1,894,288	1,920,022	25,734
Standard Chartered Bank	02/07/17	322,830,409	Japanese Yen	(2,659,481)	Euro	2,804,609	2,767,559	(37,050)
Deutsche Bank Securities, Inc.	02/07/17	181,110,491	Japanese Yen	(1,549,734)	Euro	1,634,303	1,552,623	(81,680)
Toronto Dominion Bank	02/07/17	35,756,499	Swedish Krona	(3,649,502)	Euro	3,848,655	3,933,619	84,964

						$22,189,495	$22,310,941	$121,446

The accompanying notes are an integral part of these financial statements.

21

Statement of Assets and Liabilities

December 31, 2016

NVIT Multi-Manager International Value Fund
Assets:
Investments, at value* (cost $1,125,117,354)	$1,125,078,597
Repurchase agreements, at value (cost $48,842,661)	48,842,661

Total Investments, at value (total cost $1,173,960,015)	1,173,921,258

Cash	10,114,090
Foreign currencies, at value (cost $856,985)	853,516
Interest and dividends receivable	1,491,306
Security lending income receivable	64,272
Receivable for investments sold	3,020,975
Receivable for capital shares issued	23,224
Reclaims receivable	775,449
Unrealized appreciation on forward foreign currency contracts (Note 2)	3,393,485
Prepaid expenses	1,879

Total Assets	1,193,659,454

Liabilities:
Payable for investments purchased	1,510,564
Payable for capital shares redeemed	2,112,766
Unrealized depreciation on forward foreign currency contracts (Note 2)	3,359,578
Payable upon return of securities loaned (Note 2)	48,842,661
Accrued expenses and other payables:
Investment advisory fees	681,074
Fund administration fees	30,352
Distribution fees	13,432
Administrative servicing fees	16,363
Accounting and transfer agent fees	6,825
Custodian fees	6,332
Compliance program costs (Note 3)	1,173
Professional fees	55,222
Printing fees	14,294
Other	14,735

Total Liabilities	56,665,371

Net Assets	$1,136,994,083

Represented by:
Capital	$1,289,857,099
Accumulated undistributed net investment income	22,261,026
Accumulated net realized losses from investments, futures, forward and foreign currency transactions	(175,078,687)
Net unrealized appreciation/(depreciation) from investments	(38,757)
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	33,907
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(40,505)

Net Assets	$1,136,994,083

*	Includes value of securities on loan of $44,781,330 (Note 2).

22

Statement of Assets and Liabilities (Continued)

December 31, 2016

NVIT Multi-Manager International Value Fund
Net Assets:
Class I Shares	$31,690,459
Class II Shares	63,178,209
Class IV Shares	9,112,334
Class Y Shares	1,033,013,081

Total	$1,136,994,083

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,285,973
Class II Shares	6,586,310
Class IV Shares	943,816
Class Y Shares	107,228,563

Total	118,044,662

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.64
Class II Shares	$9.59
Class IV Shares	$9.65
Class Y Shares	$9.63

The accompanying notes are an integral part of these financial statements.

23

Statement of Operations

For the Year Ended December 31, 2016

NVIT Multi-Manager International Value Fund
INVESTMENT INCOME:
Dividend income	$41,965,118
Income from securities lending (Note 2)	1,021,570
Interest income	54,620
Foreign tax withholding	(3,359,386)

Total Income	39,681,922

EXPENSES:
Investment advisory fees	7,742,349
Fund administration fees	343,002
Distribution fees Class II Shares	149,113
Administrative servicing fees Class I Shares	45,420
Administrative servicing fees Class II Shares	89,468
Administrative servicing fees Class IV Shares	13,630
Professional fees	105,389
Printing fees	19,583
Trustee fees	32,590
Custodian fees	43,681
Accounting and transfer agent fees	40,574
Compliance program costs (Note 3)	4,628
Other	31,695

Total expenses before fees waived	8,661,122

Investment advisory fees waived (Note 3)	(171,250)

Net Expenses	8,489,872

NET INVESTMENT INCOME	31,192,050

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(35,639,852)
Net realized losses from futures transactions (Note 2)	(447,091)
Net realized gains from forward and foreign currency transactions (Note 2)	4,372,687

Net realized losses from investments, futures, forward and foreign currency transactions	(31,714,256)

Net change in unrealized appreciation/(depreciation) from investments	63,081,316
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(620,683)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	43,886

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	62,504,519

Net realized/unrealized gains from investments, futures, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	30,790,263

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$61,982,313

The accompanying notes are an integral part of these financial statements.

24

Statements of Changes in Net Assets

	NVIT Multi-Manager International Value Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$31,192,050	$25,489,027
Net realized losses from investments, futures, forward and foreign currency transactions	(31,714,256)	(19,519,416)
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	62,504,519	(64,265,673)

Change in net assets resulting from operations	61,982,313	(58,296,062)

Distributions to Shareholders From:
Net investment income:
Class I	(930,266)	(444,444)
Class II	(1,562,751)	(659,473)
Class IV	(270,205)	(130,389)
Class Y	(33,685,480)	(13,642,621)

Change in net assets from shareholder distributions	(36,448,702)	(14,876,927)

Change in net assets from capital transactions	32,086,791	98,562,075

Change in net assets	57,620,402	25,389,086

Net Assets:
Beginning of year	1,079,373,681	1,053,984,595

End of year	$1,136,994,083	$1,079,373,681

Accumulated undistributed net investment income at end of year	$22,261,026	$23,056,985

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,637,244	$3,796,147
Dividends reinvested	930,266	444,444
Cost of shares redeemed	(4,531,271)	(6,682,897)

Total Class I Shares	(963,761)	(2,442,306)

Class II Shares
Proceeds from shares issued	14,612,254	9,421,392
Dividends reinvested	1,562,751	659,473
Cost of shares redeemed	(14,809,532)	(10,507,971)

Total Class II Shares	1,365,473	(427,106)

Class IV Shares
Proceeds from shares issued	139,540	195,916
Dividends reinvested	270,205	130,389
Cost of shares redeemed	(1,597,766)	(1,530,319)

Total Class IV Shares	(1,188,021)	(1,204,014)

Class Y Shares
Proceeds from shares issued	54,569,520	122,700,789
Dividends reinvested	33,685,480	13,642,621
Cost of shares redeemed	(55,381,900)	(33,707,909)

Total Class Y Shares	32,873,100	102,635,501

Change in net assets from capital transactions	$32,086,791	$98,562,075

25

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager International Value Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	291,694	367,124
Reinvested	98,210	46,200
Redeemed	(497,589)	(660,024)

Total Class I Shares	(107,685)	(246,700)

Class II Shares
Issued	1,651,700	961,815
Reinvested	166,202	68,983
Redeemed	(1,634,308)	(1,022,411)

Total Class II Shares	183,594	8,387

Class IV Shares
Issued	15,414	19,414
Reinvested	28,500	13,540
Redeemed	(176,115)	(148,601)

Total Class IV Shares	(132,201)	(115,647)

Class Y Shares
Issued	6,064,891	11,829,444
Reinvested	3,555,073	1,416,679
Redeemed	(5,864,387)	(3,120,990)

Total Class Y Shares	3,755,577	10,125,133

Total change in shares	3,699,285	9,771,173

The accompanying notes are an integral part of these financial statements.

26

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager International Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class I Shares
Year Ended December 31, 2016	$9.44	0.26	0.23	0.49	(0.29)	(0.29)	–	$9.64	5.23%		$31,690,459	0.92%	2.80%	0.93%	40.58%
Year Ended December 31, 2015	$10.08	0.22	(0.73)	(0.51)	(0.13)	(0.13)	–	$9.44	(5.12%	)	$32,030,091	0.91%	2.18%	0.93%	47.51%
Year Ended December 31, 2014	$11.61	0.43	(1.49)	(1.06)	(0.47)	(0.47)	–	$10.08	(9.46%	)	$36,695,627	0.91%	3.88%	0.93%	39.65%
Year Ended December 31, 2013	$9.78	0.20	1.88	2.08	(0.25)	(0.25)	–	$11.61	21.41%		$1,722,688	0.92%	1.90%	0.94%	35.44%
Year Ended December 31, 2012	$8.37	0.27	1.18	1.45	(0.04)	(0.04)	–	$9.78	17.29%		$823,811	0.93%	2.97%	0.95%	68.36%

Class II Shares
Year Ended December 31, 2016	$9.37	0.23	0.23	0.46	(0.24)	(0.24)	–	$9.59	4.98%		$63,178,209	1.17%	2.59%	1.18%	40.58%
Year Ended December 31, 2015	$10.01	0.20	(0.73)	(0.53)	(0.11)	(0.11)	–	$9.37	(5.34%	)	$59,983,984	1.16%	1.92%	1.18%	47.51%
Year Ended December 31, 2014	$11.55	0.39	(1.46)	(1.07)	(0.47)	(0.47)	–	$10.01	(9.68%	)	$64,017,745	1.16%	3.55%	1.18%	39.65%
Year Ended December 31, 2013	$9.75	0.19	1.85	2.04	(0.24)	(0.24)	–	$11.55	21.05%		$519,990	1.17%	1.83%	1.19%	35.44%
Year Ended December 31, 2012	$8.34	0.24	1.18	1.42	(0.01)	(0.01)	–	$9.75	17.05%		$519,568	1.18%	2.70%	1.20%	68.36%

Class IV Shares
Year Ended December 31, 2016	$9.45	0.26	0.22	0.48	(0.28)	(0.28)	–	$9.65	5.20%		$9,112,334	0.92%	2.81%	0.93%	40.58%
Year Ended December 31, 2015	$10.08	0.22	(0.73)	(0.51)	(0.12)	(0.12)	–	$9.45	(5.09%	)	$10,164,408	0.91%	2.19%	0.93%	47.51%
Year Ended December 31, 2014	$11.61	0.42	(1.48)	(1.06)	(0.47)	(0.47)	–	$10.08	(9.46%	)	$12,013,545	0.91%	3.74%	0.93%	39.65%
Year Ended December 31, 2013	$9.77	0.22	1.86	2.08	(0.24)	(0.24)	–	$11.61	21.45%		$15,058,439	0.92%	2.07%	0.94%	35.44%
Year Ended December 31, 2012	$8.37	0.27	1.17	1.44	(0.04)	(0.04)	–	$9.77	17.16%		$14,474,909	0.93%	3.00%	0.95%	68.36%

Class Y Shares
Year Ended December 31, 2016	$9.44	0.27	0.24	0.51	(0.32)	(0.32)	–	$9.63	5.45%		$1,033,013,081	0.77%	2.94%	0.78%	40.58%
Year Ended December 31, 2015	$10.08	0.24	(0.74)	(0.50)	(0.14)	(0.14)	–	$9.44	(5.01%	)	$977,195,198	0.76%	2.31%	0.78%	47.51%
Year Ended December 31, 2014	$11.60	0.42	(1.46)	(1.04)	(0.48)	(0.48)	–	$10.08	(9.34%	)	$941,257,678	0.76%	3.78%	0.78%	39.65%
Year Ended December 31, 2013	$9.77	0.23	1.86	2.09	(0.26)	(0.26)	–	$11.60	21.53%		$921,221,935	0.77%	2.18%	0.79%	35.44%
Year Ended December 31, 2012	$8.36	0.28	1.18	1.46	(0.05)	(0.05)	–	$9.77	17.49%		$755,742,787	0.78%	3.08%	0.80%	68.36%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

27

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager International Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

28

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

29

Notes to Financial Statements (Continued)

December 31, 2016

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$6,130,705	$—	$6,130,705
Air Freight & Logistics	2,169	4,859,461	—	4,861,630
Airlines	3,770,345	6,464,058	—	10,234,403
Auto Components	775,732	25,853,259	—	26,628,991
Automobiles	—	73,139,353	—	73,139,353
Banks	31,026,420	212,806,338	—	243,832,758
Beverages	5,105,383	2,344,091	—	7,449,474
Biotechnology	—	6,892,963	—	6,892,963
Building Products	—	14,629,533	—	14,629,533
Capital Markets	383,362	15,707,698	—	16,091,060
Chemicals	—	27,093,670	—	27,093,670
Commercial Services & Supplies	—	2,109,352	—	2,109,352
Communications Equipment	—	2,101,539	—	2,101,539
Construction & Engineering	506,863	2,329,888	—	2,836,751
Construction Materials	1,378,054	13,409,418	—	14,787,472
Consumer Finance	—	269,761	—	269,761
Containers & Packaging	—	368,195	—	368,195
Distributors	—	127,613	—	127,613
Diversified Financial Services	—	2,252,781	—	2,252,781
Diversified Telecommunication Services	—	24,171,157	—	24,171,157
Electric Utilities	—	12,407,593	—	12,407,593
Electrical Equipment	—	17,392,150	—	17,392,150
Electronic Equipment, Instruments & Components	—	6,208,649	—	6,208,649
Energy Equipment & Services	—	4,550,714	—	4,550,714
Equity Real Estate Investment Trusts (REITs)	26,779	3,306,002	—	3,332,781
Food & Staples Retailing	530,217	7,899,037	—	8,429,254
Food Products	56,548	3,977,586	—	4,034,134
Health Care Providers & Services	—	3,494,707	—	3,494,707
Hotels, Restaurants & Leisure	323,111	4,804,625	—	5,127,736
Household Durables	—	9,809,107	—	9,809,107
Household Products	—	2,019,703	—	2,019,703
Independent Power and Renewable Electricity Producers	—	862,462	—	862,462
Industrial Conglomerates	102,929	31,378,667	—	31,481,596
Insurance	7,512,100	88,995,040	—	96,507,140
IT Services	—	2,636,577	—	2,636,577
Leisure Products	—	446,336	—	446,336
Machinery	—	11,228,012	—	11,228,012
Marine	—	3,190,530	—	3,190,530
Media	656,872	9,614,566	—	10,271,438
Metals & Mining	8,816,906	62,216,043	—	71,032,949
Multiline Retail	—	1,484,660	—	1,484,660
Multi-Utilities	—	17,480,404	—	17,480,404
Oil, Gas & Consumable Fuels	79,295,501	71,830,638	—	151,126,139
Paper & Forest Products	—	11,474,673	—	11,474,673
Pharmaceuticals	6,609,608	24,228,476	—	30,838,084
Professional Services	—	2,643,011	—	2,643,011
Real Estate Management & Development	28,713	24,010,359	—	24,039,072

30

Notes to Financial Statements (Continued)

December 31, 2016

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Road & Rail	$—	$5,344,942	$—	$5,344,942
Semiconductors & Semiconductor Equipment	—	4,313,151	—	4,313,151
Software	—	352,861	—	352,861
Specialty Retail	—	3,100,912	—	3,100,912
Technology Hardware, Storage & Peripherals	403,796	11,667,423	—	12,071,219
Textiles, Apparel & Luxury Goods	—	7,458,426	—	7,458,426
Tobacco	—	4,741,806	—	4,741,806
Trading Companies & Distributors	9,027	27,402,091	—	27,411,118
Transportation Infrastructure	99,270	1,466,907	—	1,566,177
Wireless Telecommunication Services	5,205,007	18,795,052	—	24,000,059
Total Common Stocks	$152,624,712	$967,294,731	$—	$1,119,919,443
Forward Foreign Currency Contracts	—	3,393,485	—	3,393,485
Preferred Stocks	—	5,103,033	—	5,103,033
Repurchase Agreements	—	48,842,661	—	48,842,661
Rights	56,121	—	—	56,121
Total Assets	$152,680,833	$1,024,633,910	$—	$1,177,314,743

Liabilities:
Forward Foreign Currency Contracts	$—	$(3,359,578)	$—	$(3,359,578)
Total Liabilities	$—	$(3,359,578)	$—	$(3,359,578)
Total	$152,680,833	$1,021,274,332	$—	$1,173,955,165

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

During the year ended December 31, 2016, the Fund held one common stock investment that was categorized as a Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

31

Notes to Financial Statements (Continued)

December 31, 2016

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts,” if applicable.

(d)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

32

Notes to Financial Statements (Continued)

December 31, 2016

At December 31, 2016, the Fund had no open futures contracts.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$3,393,485
Total		$3,393,485

Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(3,359,578)
Total		$(3,359,578)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$4,738,653
Futures Contracts
Equity risk	(447,091)
Total	$4,291,562

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$(620,683)
Total	$(620,683)

The following tables provide a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$97,249,766
Average Settlement Value Sold	$78,424,888

Futures Contracts:
Average Notional Balance Long (a)	$7,185,387

(a)	The Fund entered into long futures contracts from January 22, 2016 through February 19, 2016, March 17, 2016 through April 1, 2016, June 21, 2016 through September 14, 2016, and October 19, 2016 through December 6, 2016.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master

33

Notes to Financial Statements (Continued)

December 31, 2016

Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2016:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$3,393,485	$—	$3,393,485
Total	$3,393,485	$—	$3,393,485

Amounts designated as “—” are zero.

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
ANZ Banking Group Ltd.	$402,301	$(376,669)	$—	$25,632
Citibank NA	124,218	—	—	124,218
Credit Suisse International	13,813	—	—	13,813
Goldman Sachs International	316,237	(316,237)	—	—
HSBC Bank PLC	13,375	(13,375)	—	—
Morgan Stanley Co., Inc.	46,259	(46,259)	—	—
National Australia Bank Ltd.	48,469	(29,516)	—	18,953
Societe Generale	17,032	—	—	17,032
Standard Chartered Bank	2,202,845	(37,050)	—	2,165,795
State Street Bank and Trust Co.	123,972	(61,798)	—	62,174
Toronto Dominion Bank	84,964	(84,964)	—	—
Total	$3,393,485	$(965,868)	$—	$2,427,617

Amounts designated as “—” are zero.

34

Notes to Financial Statements (Continued)

December 31, 2016

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(3,359,578)	$—	$(3,359,578)
Total	$(3,359,578)	$—	$(3,359,578)

Amounts designated as “—” are zero.

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
ANZ Banking Group Ltd.	$(376,669)	$376,669	$—	$—
Deutsche Bank Securities, Inc.	(81,680)	—	—	(81,680)
Goldman Sachs International	(617,581)	316,237	—	(301,344)
HSBC Bank PLC	(108,438)	13,375	—	(95,063)
Morgan Stanley Co., Inc.	(210,613)	46,259	—	(164,354)
National Australia Bank Ltd.	(29,516)	29,516	—	—
Royal Bank of Scotland	(1,501,394)	—	—	(1,501,394)
Standard Chartered Bank	(37,050)	37,050	—	—
State Street Bank and Trust Co.	(61,798)	61,798	—	—
Toronto Dominion Bank	(334,839)	84,964	—	(249,875)
Total	$(3,359,578)	$965,868	$—	$(2,393,710)

Amounts designated as “—” are zero.

(e)	Securities Lending

During the year ended December 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the

35

Notes to Financial Statements (Continued)

December 31, 2016

Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2016, were $48,842,661, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non cash collateral received, please refer to note (a) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(f)	Joint Repurchase Agreements

During the year ended December 31, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

36

Notes to Financial Statements (Continued)

December 31, 2016

At December 31, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $200,011,111, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $100,005,444, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00%-7.50%, maturing 01/05/17-08/01/46; total market value $102,000,004.

ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $350,019,444, collateralized by U.S. Government Agency Securities, ranging from 2.24%-4.00%, maturing 11/01/26-05/01/46; total market value $357,000,001.

At December 31, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$5,000,000	$—	$5,000,000	$(5,000,000)	$—
BNP Paribas Securities Corp.	5,000,000	—	5,000,000	(5,000,000)	—
ML Pierce Fenner & Smith, Inc.	38,842,661	—	38,842,661	(38,842,661)	—
Total	$48,842,661	$—	$48,842,661	$(48,842,661)	$—

Amounts designated as “—” are zero.

*	At December 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

37

Notes to Financial Statements (Continued)

December 31, 2016

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to foreign currency gain/loss. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Losses from Investments, Futures, Forward and Foreign Currency Transactions
$1	$4,460,693	$(4,460,694)

(i)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

38

Notes to Financial Statements (Continued)

December 31, 2016

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
JPMorgan Investment Management Inc.
Dimensional Fund Advisors LP

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.75%
$500 million up to $2 billion	0.70%
$2 billion and more	0.65%

The Trust and NFA have entered into a written contract waiving 0.016% of investment advisory fees of the Fund until April 30, 2017. During the year ended December 31, 2016, the waiver of such investment advisory fees by NFA amounted to $171,250, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.72%, and after contractual fee waivers was 0.71%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $343,002 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $4,628.

39

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $148,518.

4. Line	of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5. Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $461,704,282 and sales of $430,150,009 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

40

Notes to Financial Statements (Continued)

December 31, 2016

7. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8. New	Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9. Recaptured	Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2016, the Fund recaptured $1,529 of brokerage commissions.

10. Federal	Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$36,448,702	$—	$36,448,702	$—	$36,448,702

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$14,876,927	$—	$14,876,927	$—	$14,876,927

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

41

Notes to Financial Statements (Continued)

December 31, 2016

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$23,106,316	$—	$23,106,316	$(165,080,470)	$(10,888,862)	$(152,863,016)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,184,563,005	$109,310,521	$(119,952,268)	$(10,641,747)

As of December 31, 2016, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$111,992,999	2017
$138,088	2018
$52,949,383	Unlimited

11. Subsequent	Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

42

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of

NVIT Multi-Manager International Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager International Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

43

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $41,963,520 or $0.3555 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2016, the foreign tax credit for the Fund was $1,633,138 or $0.0138 per outstanding share.

44

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

45

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

46

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

47

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

48

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

49

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

50

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

51

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

52

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

53

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

54

Annual Report

December 31, 2016

NVIT Multi-Manager Large Cap Growth Fund

AR-MM-LCG 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager Large Cap Growth Fund

For the annual period ended December 31, 2016, the NVIT Multi-Manager Large Cap Growth Fund (Class Y) returned 2.41% versus 7.08% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Large-Cap Growth Funds (consisting of 202 funds as of December 31, 2016) was 2.12% for the same time period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: Massachusetts Financial Services Company; Smith Asset Management Group, L.P.; and Winslow Capital Management, LLC.

The following commentary is provided by Massachusetts Financial Services Company

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The U.S. Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising U.S.

presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the U.S. dollar was a headwind for multinationals late in the period. The sharp rise in the U.S. dollar also weighed on earnings. U.S. consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment-grade and high-yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the U.S. presidential election, which raised concerns about the potential for a protectionist turn in U.S. trade policy that could negatively impact EM economies. These concerns, along with rising expectations for U.S. growth, inflation and rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Security selection in the health care sector detracted from performance relative to the Russell 1000® Growth Index. Here, an overweight position in biotech firm Gilead Sciences and an underweight position in health care company

4

Fund Commentary (con’t)	NVIT Multi-Manager Large Cap Growth Fund

UnitedHealth Group held back relative results. Additionally, the Fund sleeve’s ownership in shares of general hospital healthcare services provider Community Health Systems(a)(b) and medical device maker Medtronic(b) weakened relative performance.

Elsewhere, overweight positions in personal & household products company Estee Lauder Co., cruise ships operator Norwegian Cruise Line Holdings(b), beauty products manufacturer Coty and real estate investment trust Extra Space Storage(b) weighed on relative performance. Additionally, the timing of ownership in shares of fashion company Michael Kors and the sleeve’s position in fruit spreads and other food products company J.M. Smucker(a) hindered relative results.

Security selection in the financial services sector contributed to relative results. The sleeve’s holdings of financial services firm Bank of America(a) and an overweight position in financial services company Discover Financial Services aided relative returns.

Stock selection in the leisure sector also helped relative performance. Within this sector, overweighting pizza delivery company Domino’s Pizza and cable services provider Charter Communications benefited relative performance as both stocks produced strong results over the reporting period.

Stocks in other sectors that contributed to relative performance included overweight positions in food producer Tyson Foods(b), computer hardware, software and electronics company NCR Corporation, equipment rental company United Rentals and analog semiconductor manufacturer Broadcom Limited. Not holding shares of eye care and skin care products company Allergan and the sleeve’s holdings of agricultural processing company Archer-Daniels-Midland(a) further supported relative results.

Portfolio Managers:

James C. Fallon, Matthew W. Krummell, Jonathan W. Sage and John E. Stocks

The following commentary is provided by Smith Asset Management Group, L.P.

The year started with investor sentiment dropping to the lowest levels since 2009 as concerns rotated between falling oil prices, Chinese economic slowdown, and the possibility of a Fed tightening mistake. By mid-quarter, oil prices were turning back up, economic data in China was improving, and the Federal Reserve had stretched out expectations for rate hikes. The market responded accordingly with a painful sell-off in January followed by a dramatic rise over the rest of the quarter.

Investors will remember the climactic end of the second quarter much better than the relative calm of the rest of the quarter. Initially, the broad markets quietly tested new highs as economic data continued to get incrementally better (or in some cases, less bad) and the Brexit referendum was a footnote to most market commentary. Heading into the final days before the vote, odds of an “exit” increased and then shifted rather dramatically to “stay” which was arguably the preference of many financial participants. The decision to exit immediately rattled markets, but fears subsided as central banks around the world reassured investors that the banks would do everything in their power to calm volatility.

The shock of Brexit was followed by a third-quarter reporting season that marked the fifth consecutive drop in year-over-year earnings for the S&P 500® Index, downward revisions to expectations for corporate earnings and a plethora of company executives offering cautious comments on both the industrial and consumer sides of the economy. All of this was topped off by a surprisingly weak jobs report in September. Despite (or perhaps because of) the weak news, the markets rallied, fueled by the belief that interest rates and accommodative money policy would remain “lower for longer.”

The difficult year ended with one of the most acrimonious presidential elections in U.S. history. While the theoretical range of outcomes from policies contemplated by the president-elect is wider than that of any new administration in recent memory, the end-of-year rally suggests

(a)	Security is not a benchmark constituent.
(b)	Security was not held in the Fund sleeve at period end.

5

Fund Commentary (con’t)	NVIT Multi-Manager Large Cap Growth Fund

that the markets were strongly biased toward the most favorable outcomes. In a profound turn of events, consumer confidence, which was waning at the beginning of the year, hit a 15-year high in December led by surging optimism among older Americans. While we do not dismiss the possibility of substantive tax reform, regulatory relief, meaningful changes to Obamacare and a shift from monetary to fiscal stimulus, expectations for “the first 100 days” were rather lofty by the end of the year.

A year filled with distractions and crosscurrents kept investors focused on factors other than the fundamental performance of corporate America. As a result, many of the characteristics active managers attend to, including the Smith Group, failed to separate the winners from the losers when measured by stock price. The good news is that the companies in the strategy continued to deliver earnings growth in excess of what was expected 12 months earlier. This fundamentally derived “growth better than expected” gives us great confidence in the Fund sleeve going into 2017.

Fund sleeve performance in the fourth quarter struggled in the Consumer Discretionary sector, where a number of retailers were caught off guard by the shifting confidence and preferences of consumers. Rumors of a GOP tax plan that would include a “border adjustment” hit retailers especially hard due to their reliance on off-shore manufacturing. If enacted as proposed, consumer apparel prices could increase by 15%, hurting the sales and profits of the retailing sector. The impact on sellers of consumer electronics could be even more dire, with some market observers suggesting the tax would eliminate all of the sector’s net income. The sleeve’s general underweight to media stocks also hurt sector performance.

Information Technology proved difficult as investors initially hid in the relative safety of the mega-cap tech names early in the year and then shifted to the riskier semiconductor space by year’s end. For the year, the Fund sleeve was underweight mega-cap technology stocks as we sought more-attractive growth opportunities farther down the cap spectrum. The Fund sleeve’s underweight to semiconductor stocks accounted for half of the sector’s underperformance.

Performance in the Industrials sector was helped by holdings in the defense and aerospace group and an underweight to the commercial airline group (Huntington Ingalls, a defense contractor, was the largest contributor for the year). Despite a dramatic sell-off in the fourth quarter, Edwards Lifesciences produced solid returns for the year due to continued acceptance of its heart valve system. Both securities were still in the sleeve as of December 31, 2016. Bristol-Myers Squibb was the biggest detractor for the year following a failed trial for a lung cancer treatment; it was sold on September 2, 2016.

We continue to believe that equities in general, and our investment philosophy in particular, should be able to generate healthy returns going forward as slow and steady economic growth will provide a solid foundation for strong corporate profits. Thank you for placing your trust in Smith Group Asset Management. As always, we appreciate the opportunity to serve your investment needs.

Portfolio Managers:

John D. Brim, CFA; and Stephen S. Smith, CFA

The following commentary is provided by Winslow Capital Management, LLC

The underperformance of quality growth stocks in 2016 was rooted in the outperformance of three factors: dividend yield, value and the impact of passive investing. In the first half of the year, the dominant factor was dividend yield as global investors bid up bonds and bond surrogate investments. For the first six months in 2016, those companies in the Russell 1000® Growth Index with the highest yields outperformed those with the lowest yields by a staggering 17.5%. We viewed global interest rates, with the 10-year U.S. Treasury yielding 1.49% as of June 30, as unsustainably low. In many respects, this view has proven correct with rates on the 10-year U.S. Treasury ending the year at 2.45%. However, while the yield factor became somewhat more muted as the year progressed, it remained a

6

Fund Commentary (con’t)	NVIT Multi-Manager Large Cap Growth Fund

significant headwind, with the highest-yielding stocks outperforming the lowest-yielding stocks by more than 15% for the full year.

Value stocks were also dominant for the year. As measured by price-to-earnings (P/E) multiples, cheap stocks outperformed the highest-valued stocks by nearly 9%. Measured another way, slower-growth companies outperformed their highest-growth counterparts by more than 11%. Value stocks were particularly notable in the fourth quarter with the election of Donald Trump and the Republican-led House and Senate. The market anticipated stronger economic growth, and within the Russell 1000® Growth Index, the sectors with value tilts, such as Industrials and Financials, led returns for the period.

While we view the election results as a meaningful change to the macroeconomic backdrop, our work concludes that the market infatuation with the value theme has rendered many of these holdings as overpriced. Traditional growth stocks, largely ignored or sometimes sold indiscriminately in the post-election rally, offer key investing opportunities going forward. These companies, primarily in the Information Technology and Consumer Discretionary sectors, lagged the rally in the fourth quarter despite strong and improving fundamentals.

Adding to the valuation disparity for growth equities was the influence of passive investing on certain significant weights in the benchmarks. The typical large-cap growth company is now 14% owned by passive investors, a seven-fold increase since 2001. Over the long term, company valuations will connect with fundamentals, but on a shorter-term basis the influence of passive investing can skew prices. This phenomenon has rendered many holdings of the active community as meaningfully undervalued.

Yield (irrespective of earnings growth), value and the passive phenomena drove performance for the year in the Index. Thus, our stock selection looks particularly weak as those stocks with strong fundamentals were often under-rewarded while modestly weaker fundamentals were often overly penalized. As a result, stock selection in the Information Technology and Consumer

Discretionary sectors looked relatively poor and was a detriment to performance. Stock selection and the underweighting of the Industrials sector also detracted.

In addition, the worst-performing and only negative sector in the benchmark for the year was Healthcare, and our overweighting of the sector detracted. We entered the year 2016 overweight the Healthcare sector as we continued to model attractive valuations following poor results for the sector in the second half of 2015. We had concluded that much of the negative political sentiment had been factored into the stock prices of certain holdings. This proved overly optimistic as the caustic election process led to ongoing poor sentiment. Additionally, the Obama administration essentially disallowed the acquisition of Allergan by Pfizer.

UnitedHealth Group contributed as strong membership gains and margin trends in the company’s Medicare business in addition to ongoing strong growth in the company’s Optum business point to upside.

Gilead Sciences experienced deteriorating fundamentals that led us to sell the position early in the year; thus, we avoided the majority of its underperformance for the year.

Charter Communications contributed; acquisitions of Time Warner Cable and Bright House Network will provide ample opportunities for cost synergies.

LinkedIn detracted due to guidance of slowing growth in its Talent Solutions business and the discontinuation of the once promising off-network advertising business, which resulted in a material degradation of forward growth rates for the company; the position was sold.

Allergan detracted due to a failed merger with Pfizer, and will have challenges with poor drug pricing trends; the position was sold.

Alexion Pharmaceuticals historically has been one of the most consistent execution stories in biotechnology, which had made it a good

7

Fund Commentary (con’t)	NVIT Multi-Manager Large Cap Growth Fund

performer for Winslow Capital. In 2016, the company experienced some challenges; however, we continue to model strong growth for the company’s lead drug, Solaris, and a compelling pipeline of additional rare disease/drug opportunities.

Portfolio Managers:

Patrick M. Burton, CFA; Justin H. Kelly, CFA; and Clark J. Winslow

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which may be volatile, harder to price and less liquid than U.S. securities). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Fund Overview	NVIT Multi-Manager Large Cap Growth Fund

Asset Allocation†

Common Stocks	99.0%
Repurchase Agreements	2.2%
Liabilities in excess of other assets	(1.2)%
100.0%

Top Industries††

Software	9.3%
Internet Software & Services	8.3%
IT Services	7.5%
Health Care Equipment & Supplies	5.6%
Internet & Direct Marketing Retail	4.8%
Specialty Retail	4.6%
Aerospace & Defense	4.5%
Technology Hardware, Storage & Peripherals	4.5%
Biotechnology	4.2%
Hotels, Restaurants & Leisure	3.8%
Other Industries*	42.9%
100.0%

Top Holdings††

Apple, Inc.	3.9%
Facebook, Inc., Class A	3.4%
Amazon.com, Inc.	2.9%
Microsoft Corp.	2.7%
Alphabet, Inc., Class C	2.0%
Home Depot, Inc. (The)	1.9%
Alphabet, Inc., Class A	1.8%
Adobe Systems, Inc.	1.6%
Celgene Corp.	1.6%
Comcast Corp., Class A	1.5%
Other Holdings*	76.7%
100.0%

Objective

The Fund seeks long-term capital growth.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class Y) returned 2.41%, underperforming its benchmark by 4.67% and outperforming the Lipper peer category median by 0.29%

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Percentages indicated are based upon total investments as of December 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

9

Fund Performance	NVIT Multi-Manager Large Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	Inception[2]
Class I	2.19%	12.85%	6.93%
Class II	1.99%	12.58%	6.68%
Class Y	2.41%	13.04%	7.10%
Russell 1000® Growth Index	7.08%	14.50%	9.56%
CPI	2.07%	1.36%	1.41%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.83%	0.79%
Class II	1.08%	1.04%
Class Y	0.68%	0.64%

^	Current effective prospectus dated April 29, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

10

Fund Performance (con’t.)	NVIT Multi-Manager Large Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager Large Cap Growth Fund since inception through 12/31/16 versus performance of the Russell 1000® Growth Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

11

Shareholder Expense Example	NVIT Multi-Manager Large Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Large Cap Growth Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	1,036.70	4.10	0.80
	Hypothetical	(a)(b)	1,000.00	1,021.11	4.06	0.80
Class II Shares	Actual	(a)	1,000.00	1,035.60	5.37	1.05
	Hypothetical	(a)(b)	1,000.00	1,019.86	5.33	1.05
Class Y Shares	Actual	(a)	1,000.00	1,038.10	3.33	0.65
	Hypothetical	(a)(b)	1,000.00	1,021.87	3.30	0.65

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

12

Statement of Investments

December 31, 2016

NVIT Multi-Manager Large Cap Growth Fund

Common Stocks 99.0%

	Shares	Market Value

Aerospace & Defense 4.6%
BWX Technologies, Inc.	221,700	$8,801,490
General Dynamics Corp.	31,600	5,456,056
Huntington Ingalls Industries, Inc.	40,400	7,441,276
Northrop Grumman Corp.	68,676	15,972,664
Orbital ATK, Inc.	22,954	2,013,754
Raytheon Co.	58,500	8,307,000
Spirit AeroSystems Holdings, Inc., Class A	226,228	13,200,404
Textron, Inc.	102,951	4,999,301
United Technologies Corp.	63,803	6,994,085

		73,186,030

Air Freight & Logistics 0.1%
FedEx Corp.	11,175	2,080,785

Airlines 0.9%
Copa Holdings SA, Class A	34,989	3,178,051
Delta Air Lines, Inc.	117,506	5,780,120
Southwest Airlines Co.	102,700	5,118,568

		14,076,739

Auto Components 0.9%
Lear Corp.	109,752	14,527,872

Automobiles 0.5%
Thor Industries, Inc.	82,500	8,254,125

Banks 1.0%
Bank of America Corp.	384,753	8,503,041
Citizens Financial Group, Inc.	88,900	3,167,507
JPMorgan Chase & Co.	55,800	4,814,982

		16,485,530

Beverages 1.4%
Coca-Cola Co. (The)	30,392	1,260,052
Dr. Pepper Snapple Group, Inc.	100,900	9,148,603
PepsiCo, Inc.	122,616	12,829,312

		23,237,967

Biotechnology 4.3%
Alexion Pharmaceuticals, Inc.*	54,789	6,703,434
Amgen, Inc.	102,306	14,958,160
Biogen, Inc.*	9,954	2,822,756
Celgene Corp.*	225,159	26,062,154
Gilead Sciences, Inc.	163,371	11,698,997
Regeneron Pharmaceuticals, Inc.*	16,320	5,990,909

		68,236,410

Building Products 0.9%
A.O. Smith Corp.	125,400	5,937,690
Lennox International, Inc.	20,317	3,111,955
Owens Corning	99,607	5,135,737

		14,185,382

Common Stocks (continued)

	Shares	Market Value

Capital Markets 1.0%
Intercontinental Exchange, Inc.	96,600	$5,450,172
Moody’s Corp.	68,066	6,416,582
SEI Investments Co.	89,800	4,432,528

		16,299,282

Chemicals 2.6%
Air Products & Chemicals, Inc.	52,160	7,501,651
E.I. du Pont de Nemours & Co.	44,700	3,280,980
Ecolab, Inc.	41,316	4,843,062
LyondellBasell Industries NV, Class A	22,200	1,904,316
Monsanto Co.	108,918	11,459,263
PPG Industries, Inc.	23,900	2,264,764
Praxair, Inc.	25,400	2,976,626
Sherwin-Williams Co. (The)	25,684	6,902,318

		41,132,980

Communications Equipment 1.5%
Cisco Systems, Inc.	214,529	6,483,066
F5 Networks, Inc.*	54,400	7,872,768
Motorola Solutions, Inc.	126,700	10,502,163

		24,857,997

Consumer Finance 0.5%
Discover Financial Services	102,376	7,380,286

Diversified Telecommunication Services 0.7%
Verizon Communications, Inc.	207,992	11,102,613

Equity Real Estate Investment Trusts (REITs) 1.7%
American Tower Corp.	66,460	7,023,493
Crown Castle International Corp.	15,100	1,310,227
Digital Realty Trust, Inc.	39,668	3,897,778
Equinix, Inc.	3,800	1,358,158
Equity LifeStyle Properties, Inc.	39,026	2,813,774
Public Storage	7,000	1,564,500
Simon Property Group, Inc.	48,357	8,591,588

		26,559,518

Food & Staples Retailing 1.7%
Costco Wholesale Corp.	59,659	9,552,002
CVS Health Corp.	46,025	3,631,833
Sysco Corp.	265,283	14,688,720

		27,872,555

Food Products 2.2%
Archer-Daniels-Midland Co.	177,327	8,094,978
Conagra Brands, Inc.	213,300	8,436,015
Ingredion, Inc.	34,500	4,311,120
JM Smucker Co. (The)	51,381	6,579,851
Mondelez International, Inc., Class A	125,306	5,554,815
Pilgrim’s Pride Corp. (a)	111,082	2,109,447

		35,086,226

13

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies 5.6%
Align Technology, Inc.*	74,900	$7,200,137
Baxter International, Inc.	210,000	9,311,400
Boston Scientific Corp.*	258,643	5,594,448
C.R. Bard, Inc.	10,570	2,374,656
Danaher Corp.	83,358	6,488,587
Edwards Lifesciences Corp.*	234,836	22,004,133
Hologic, Inc.*	306,148	12,282,658
IDEXX Laboratories, Inc.*	88,100	10,331,487
Intuitive Surgical, Inc.*	8,750	5,548,988
Medtronic plc	74,836	5,330,568
Stryker Corp.	34,885	4,179,572

		90,646,634

Health Care Providers & Services 3.0%
Express Scripts Holding Co.*	159,913	11,000,415
HCA Holdings, Inc.*	140,575	10,405,362
McKesson Corp.	26,331	3,698,189
UnitedHealth Group, Inc.	149,033	23,851,241

		48,955,207

Hotels, Restaurants & Leisure 3.8%
Brinker International, Inc. (a)	130,477	6,462,526
Carnival Corp.	115,149	5,994,657
Domino’s Pizza, Inc.	54,613	8,696,574
International Game Technology plc	110,060	2,808,731
Las Vegas Sands Corp.	136,000	7,263,760
Marriott International, Inc., Class A	35,616	2,944,731
McDonald’s Corp.	49,200	5,988,624
Starbucks Corp.	192,505	10,687,878
Yum! Brands, Inc.	167,235	10,590,992

		61,438,473

Household Durables 0.2%
Tupperware Brands Corp.	54,131	2,848,373

Household Products 0.1%
Colgate-Palmolive Co.	33,400	2,185,696

Independent Power and Renewable Electricity Producers 0.2%
AES Corp.	256,732	2,983,226

Industrial Conglomerates 0.8%
Honeywell International, Inc.	70,600	8,179,010
Roper Technologies, Inc.	23,539	4,309,520

		12,488,530

Insurance 0.7%
MetLife, Inc.	110,320	5,945,145
Prudential Financial, Inc.	51,266	5,334,740

		11,279,885

Common Stocks (continued)

	Shares	Market Value

Internet & Direct Marketing Retail 4.9%
Amazon.com, Inc.*	61,754	$46,307,472
Ctrip.com International Ltd., ADR-CN* (a)	112,000	4,480,000
Expedia, Inc.	39,660	4,492,685
Netflix, Inc.*	38,300	4,741,540
Priceline Group, Inc. (The)*	12,678	18,586,708

		78,608,405

Internet Software & Services 8.4%
Alibaba Group Holding Ltd., ADR-CN* (a)	58,000	5,092,980
Alphabet, Inc., Class A*	37,439	29,668,535
Alphabet, Inc., Class C*	42,472	32,780,739
CoStar Group, Inc.* (a)	26,571	5,008,368
Facebook, Inc., Class A*	479,163	55,127,703
VeriSign, Inc.* (a)	84,000	6,389,880

		134,068,205

IT Services 7.6%
Accenture plc, Class A	79,302	9,288,643
Automatic Data Processing, Inc.	25,350	2,605,473
Cognizant Technology Solutions Corp., Class A*	134,212	7,519,898
CoreLogic, Inc.*	234,000	8,618,220
Fidelity National Information Services, Inc.	74,900	5,665,436
Fiserv, Inc.*	44,500	4,729,460
FleetCor Technologies, Inc.*	105,192	14,886,772
Gartner, Inc.*	52,936	5,350,242
Global Payments, Inc.	106,265	7,375,854
MasterCard, Inc., Class A	126,250	13,035,312
PayPal Holdings, Inc.*	213,770	8,437,502
Vantiv, Inc., Class A*	184,900	11,023,738
Visa, Inc., Class A	307,379	23,981,710

		122,518,260

Life Sciences Tools & Services 1.4%
Quintiles IMS Holdings, Inc.*	89,500	6,806,475
Thermo Fisher Scientific, Inc.	93,408	13,179,869
Waters Corp.*	15,400	2,069,606

		22,055,950

Machinery 0.7%
Fortive Corp.	96,829	5,192,939
Illinois Tool Works, Inc.	52,100	6,380,166

		11,573,105

Media 2.9%
Charter Communications, Inc., Class A*	55,726	16,044,630
Comcast Corp., Class A	356,494	24,615,911
DISH Network Corp., Class A*	41,200	2,386,716
Walt Disney Co. (The)	31,656	3,299,188

		46,346,445

14

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Metals & Mining 0.2%
Newmont Mining Corp.	81,137	$2,764,338

Multiline Retail 1.8%
Dollar Tree, Inc.*	142,209	10,975,691
Nordstrom, Inc. (a)	191,100	9,159,423
Target Corp.	125,700	9,079,311

		29,214,425

Oil, Gas & Consumable Fuels 0.7%
Diamondback Energy, Inc.*	42,900	4,335,474
Parsley Energy, Inc., Class A*	51,870	1,827,899
Pioneer Natural Resources Co.	26,375	4,749,346

		10,912,719

Personal Products 0.8%
Coty, Inc., Class A	129,857	2,377,682
Estee Lauder Cos., Inc. (The), Class A	99,143	7,583,448
Nu Skin Enterprises, Inc., Class A	62,700	2,995,806

		12,956,936

Pharmaceuticals 2.9%
Bristol-Myers Squibb Co.	28,912	1,689,617
Eli Lilly & Co.	205,703	15,129,456
Johnson & Johnson	98,300	11,325,143
Merck & Co., Inc.	133,702	7,871,037
Zoetis, Inc.	191,700	10,261,701

		46,276,954

Professional Services 0.2%
Equifax, Inc.	21,000	2,482,830

Road & Rail 1.1%
Landstar System, Inc.	71,700	6,116,010
Union Pacific Corp.	108,637	11,263,484

		17,379,494

Semiconductors & Semiconductor Equipment 2.2%
Applied Materials, Inc.	117,500	3,791,725
Broadcom Ltd.	70,369	12,439,128
Micron Technology, Inc.*	248,500	5,447,120
NVIDIA Corp.	78,380	8,366,281
Texas Instruments, Inc.	64,026	4,671,978

		34,716,232

Software 9.4%
Adobe Systems, Inc.*	258,201	26,581,793
CDK Global, Inc.	59,000	3,521,710
Citrix Systems, Inc.*	113,800	10,163,478
Electronic Arts, Inc.*	128,886	10,151,061
Intuit, Inc.	131,585	15,080,957
Microsoft Corp.	697,882	43,366,387
Mobileye NV* (a)	115,328	4,396,303
Red Hat, Inc.*	130,200	9,074,940

Common Stocks (continued)

	Shares	Market Value

Software (continued)
salesforce.com, Inc.*	134,774	$9,226,628
ServiceNow, Inc.*	71,787	5,336,646
Splunk, Inc.*	99,550	5,091,983
VMware, Inc., Class A* (a)	119,300	9,392,489

		151,384,375

Specialty Retail 4.7%
AutoZone, Inc.*	13,666	10,793,270
Best Buy Co., Inc.	68,580	2,926,309
Dick’s Sporting Goods, Inc.	76,250	4,048,875
Home Depot, Inc. (The)	225,506	30,235,844
O’Reilly Automotive, Inc.*	61,120	17,016,419
Ross Stores, Inc.	28,590	1,875,504
Urban Outfitters, Inc.*	286,581	8,161,827

		75,058,048

Technology Hardware, Storage & Peripherals 4.6%
Apple, Inc.	549,393	63,630,697
NCR Corp.*	142,044	5,761,305
NetApp, Inc.	105,705	3,728,215

		73,120,217

Textiles, Apparel & Luxury Goods 1.7%
Lululemon Athletica, Inc.*	177,974	11,566,530
Michael Kors Holdings Ltd.*	98,249	4,222,742
NIKE, Inc., Class B	233,628	11,875,311

		27,664,583

Tobacco 1.0%
Altria Group, Inc.	143,942	9,733,358
Philip Morris International, Inc.	66,772	6,108,970

		15,842,328

Trading Companies & Distributors 0.7%
United Rentals, Inc.*	108,322	11,436,637

Wireless Telecommunication Services 0.2%
T-Mobile US, Inc.*	47,100	2,708,721

Total Common Stocks (cost $1,376,311,894)		1,586,477,528

15

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Repurchase Agreements 2.2%

	Principal Amount	Market Value

Bank of America NA, 0.50%, dated 12/30/16, due 01/03/17, repurchase price $5,000,278, collateralized by U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $5,100,000. (b)(c)	$5,000,000	$5,000,000
BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $5,000,272, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 01/05/17 - 08/01/46; total market value $5,100,000. (b)(c)	5,000,000	5,000,000
ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $26,028,438, collateralized by U.S. Government Agency Securities, ranging from 2.24% - 4.00%, maturing 11/01/26 - 05/01/46; total market value $26,547,532. (b)(c)	26,026,992	26,026,992

Total Repurchase Agreements (cost $36,026,992)		36,026,992

Total Investments (cost $1,412,338,886) (d) — 101.2%		1,622,504,520
Liabilities in excess of other assets — (1.2)%		(18,847,118)

NET ASSETS — 100.0%		$1,603,657,402

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2016. The total value of securities on loan at December 31, 2016 was $39,171,666, which was collateralized by repurchase agreements with a total value of $36,026,992 and $4,162,718 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00%-8.13%, and maturity dates ranging from 1/15/2017-5/15/2045, a total value of $40,189,710.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2016 was $36,026,992.

(c)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.
(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

CN	China

Ltd.	Limited

NA	National Association

NV	Public Traded Company

plc	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2016

NVIT Multi-Manager Large Cap Growth Fund
Assets:
Investments, at value* (cost $1,376,311,894)	$1,586,477,528
Repurchase agreements, at value (cost $36,026,992)	36,026,992

Total Investments, at value (total cost $1,412,338,886)	1,622,504,520

Cash	17,447,032
Interest and dividends receivable	1,123,145
Security lending income receivable	23,878
Receivable for capital shares issued	177,592
Prepaid expenses	2,826

Total Assets	1,641,278,993

Liabilities:
Payable for investments purchased	469,630
Payable for capital shares redeemed	142,043
Payable upon return of securities loaned (Note 2)	36,026,992
Accrued expenses and other payables:
Investment advisory fees	814,308
Fund administration fees	41,697
Distribution fees	24,415
Administrative servicing fees	22,686
Accounting and transfer agent fees	325
Custodian fees	10,008
Compliance program costs (Note 3)	1,692
Professional fees	22,615
Printing fees	36,101
Other	9,079

Total Liabilities	37,621,591

Net Assets	$1,603,657,402

Represented by:
Capital	$1,334,511,964
Accumulated undistributed net investment income	497,185
Accumulated net realized gains from investments	58,482,619
Net unrealized appreciation/(depreciation) from investments	210,165,634

Net Assets	$1,603,657,402

*	Includes value of securities on loan of $39,171,666 (Note 2).

17

Statement of Assets and Liabilities (Continued)

December 31, 2016

NVIT Multi-Manager Large Cap Growth Fund
Net Assets:
Class I Shares	$55,044,039
Class II Shares	113,882,417
Class Y Shares	1,434,730,946

Total	$1,603,657,402

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	5,029,518
Class II Shares	10,492,648
Class Y Shares	130,663,585

Total	146,185,751

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.94
Class II Shares	$10.85
Class Y Shares	$10.98

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2016

NVIT Multi-Manager Large Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$25,928,977
Income from securities lending (Note 2)	344,989
Interest income	67,272

Total Income	26,341,238

EXPENSES:
Investment advisory fees	10,013,739
Fund administration fees	482,632
Distribution fees Class II Shares	285,591
Administrative servicing fees Class I Shares	84,163
Administrative servicing fees Class II Shares	171,356
Professional fees	88,816
Printing fees	65,673
Trustee fees	48,488
Custodian fees	60,738
Accounting and transfer agent fees	2,158
Compliance program costs (Note 3)	6,859
Other	42,421

Total expenses before fees waived	11,352,634

Investment advisory fees waived (Note 3)	(570,792)

Net Expenses	10,781,842

NET INVESTMENT INCOME	15,559,396

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	61,000,940
Net change in unrealized appreciation/(depreciation) from investments	(37,783,134)

Net realized/unrealized gains from investments	23,217,806

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$38,777,202

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT Multi-Manager Large Cap Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$15,559,396	$10,220,467
Net realized gains from investments	61,000,940	228,034,421
Net change in unrealized appreciation/(depreciation) from investments	(37,783,134)	(178,018,433)

Change in net assets resulting from operations	38,777,202	60,236,455

Distributions to Shareholders From:
Net investment income:
Class I	(470,701)	(286,254)
Class II	(699,579)	(282,410)
Class Y	(14,252,467)	(9,152,347)
Net realized gains:
Class I	(8,099,812)	(5,208,463)
Class II	(16,395,531)	(10,518,311)
Class Y	(204,322,442)	(122,924,048)

Change in net assets from shareholder distributions	(244,240,532)	(148,371,833)

Change in net assets from capital transactions	184,016,292	62,388,378

Change in net assets	(21,447,038)	(25,747,000)

Net Assets:
Beginning of year	1,625,104,440	1,650,851,440

End of year	$1,603,657,402	$1,625,104,440

Accumulated undistributed net investment income at end of year	$497,185	$685,698

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,161,543	$6,582,637
Dividends reinvested	8,570,513	5,494,717
Cost of shares redeemed	(9,986,348)	(14,126,615)

Total Class I Shares	2,745,708	(2,049,261)

Class II Shares
Proceeds from shares issued	6,557,167	9,723,886
Dividends reinvested	17,095,110	10,800,721
Cost of shares redeemed	(17,621,416)	(19,704,668)

Total Class II Shares	6,030,861	819,939

Class Y Shares
Proceeds from shares issued	38,188,082	78,758,964
Dividends reinvested	218,574,909	132,076,395
Cost of shares redeemed	(81,523,268)	(147,217,659)

Total Class Y Shares	175,239,723	63,617,700

Change in net assets from capital transactions	$184,016,292	$62,388,378

20

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Large Cap Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	348,734	479,737
Reinvested	790,144	451,011
Redeemed	(843,671)	(1,056,355)

Total Class I Shares	295,207	(125,607)

Class II Shares
Issued	571,885	724,378
Reinvested	1,592,740	894,707
Redeemed	(1,482,196)	(1,481,616)

Total Class II Shares	682,429	137,469

Class Y Shares
Issued	3,228,897	5,765,083
Reinvested	20,071,194	10,790,840
Redeemed	(6,637,006)	(10,750,742)

Total Class Y Shares	16,663,085	5,805,181

Total change in shares	17,640,721	5,817,043

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Large Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class I Shares
Year Ended December 31, 2016	$12.62	0.10	0.14	0.24	(0.09)	(1.83)	(1.92)	$10.94	2.19%	$55,044,039	0.80%	0.87%	0.83%	74.16%
Year Ended December 31, 2015	$13.43	0.07	0.34	0.41	(0.06)	(1.16)	(1.22)	$12.62	3.43%	$59,738,879	0.80%	0.50%	0.83%	74.44%
Year Ended December 31, 2014	$13.14	0.07	1.27	1.34	(0.06)	(0.99)	(1.05)	$13.43	10.44%	$65,263,005	0.80%	0.53%	0.83%	43.01%
Year Ended December 31, 2013	$10.54	0.08	3.48	3.56	(0.09)	(0.87)	(0.96)	$13.14	34.74%	$66,446,033	0.81%	0.65%	0.83%	52.44%
Year Ended December 31, 2012	$9.33	0.07	1.45	1.52	(0.05)	(0.26)	(0.31)	$10.54	16.35%	$55,625,506	0.82%	0.68%	0.85%	108.38%

Class II Shares
Year Ended December 31, 2016	$12.53	0.07	0.15	0.22	(0.07)	(1.83)	(1.90)	$10.85	1.99%	$113,882,417	1.05%	0.62%	1.08%	74.16%
Year Ended December 31, 2015	$13.35	0.03	0.34	0.37	(0.03)	(1.16)	(1.19)	$12.53	3.13%	$122,963,385	1.05%	0.24%	1.08%	74.44%
Year Ended December 31, 2014	$13.07	0.04	1.26	1.30	(0.03)	(0.99)	(1.02)	$13.35	10.15%	$129,123,556	1.05%	0.28%	1.08%	43.01%
Year Ended December 31, 2013	$10.49	0.05	3.46	3.51	(0.06)	(0.87)	(0.93)	$13.07	34.41%	$130,550,750	1.06%	0.40%	1.08%	52.44%
Year Ended December 31, 2012	$9.28	0.04	1.45	1.49	(0.02)	(0.26)	(0.28)	$10.49	16.14%	$108,083,342	1.07%	0.42%	1.10%	108.38%

Class Y Shares
Year Ended December 31, 2016	$12.65	0.12	0.15	0.27	(0.11)	(1.83)	(1.94)	$10.98	2.41%	$1,434,730,946	0.65%	1.01%	0.68%	74.16%
Year Ended December 31, 2015	$13.46	0.09	0.34	0.43	(0.08)	(1.16)	(1.24)	$12.65	3.57%	$1,442,402,176	0.65%	0.65%	0.68%	74.44%
Year Ended December 31, 2014	$13.17	0.09	1.27	1.36	(0.08)	(0.99)	(1.07)	$13.46	10.56%	$1,456,464,879	0.65%	0.68%	0.68%	43.01%
Year Ended December 31, 2013	$10.56	0.10	3.49	3.59	(0.11)	(0.87)	(0.98)	$13.17	34.95%	$1,342,750,198	0.66%	0.80%	0.68%	52.44%
Year Ended December 31, 2012	$9.34	0.09	1.46	1.55	(0.07)	(0.26)	(0.33)	$10.56	16.63%	$1,030,008,765	0.67%	0.86%	0.70%	108.38%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Large Cap Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

23

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

24

Notes to Financial Statements (Continued)

December 31, 2016

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,586,477,528	$—	$—	$1,586,477,528
Repurchase Agreements	—	36,026,992	—	36,026,992
Total	$1,586,477,528	$36,026,992	$—	$1,622,504,520

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Securities Lending

During the year ended December 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2016, were $36,026,992, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non cash collateral received, please refer to note (a) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include

25

Notes to Financial Statements (Continued)

December 31, 2016

purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(c)	Joint Repurchase Agreements

During the year ended December 31, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $200,011,111, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $100,005,444, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00%-7.50%, maturing 01/05/17-08/01/46; total market value $102,000,004.

ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $350,019,444, collateralized by U.S. Government Agency Securities, ranging from 2.24%-4.00%, maturing 11/01/26-05/01/46; total market value $357,000,001.

26

Notes to Financial Statements (Continued)

December 31, 2016

At December 31, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$5,000,000	$—	$5,000,000	$(5,000,000)	$—
BNP Paribas Securities Corp.	5,000,000	—	5,000,000	(5,000,000)	—
ML Pierce Fenner & Smith, Inc.	26,026,992	—	26,026,992	(26,026,992)	—
Total	$36,026,992	$—	$36,026,992	$(36,026,992)	$—

Amounts designated as “—” are zero.

*	At December 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

27

Notes to Financial Statements (Continued)

December 31, 2016

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to non-taxable dividends. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investments
$—	$(325,162)	$325,162

Amount designated as “—” is zero or has been rounded to zero.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

28

Notes to Financial Statements (Continued)

December 31, 2016

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Massachusetts Financial Services Company
Winslow Capital Management, Inc.
Smith Asset Management Group L.P.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

The Trust and NFA have entered into a written contract waiving 0.036% of investment advisory fees of the Fund until April 30, 2017. During the year ended December 31, 2016, the waiver of such investment advisory fees by NFA amounted to $570,792, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.63%, and after contractual fee waivers was 0.60%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.75% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

29

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $482,632 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $6,859.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $255,519.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such

30

Notes to Financial Statements (Continued)

December 31, 2016

amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $1,170,166,280 and sales of $1,214,124,653 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2016, the Fund recaptured $25,216 of brokerage commissions.

31

Notes to Financial Statements (Continued)

December 31, 2016

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$15,422,747	$228,817,785	$244,240,532	$—	$244,240,532

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,721,011	$138,650,822	$148,371,833	$—	$148,371,833

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$497,185	$61,699,060	$62,196,245	$—	$206,949,193	$269,145,438

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,415,555,327	$247,213,488	$(40,264,295)	$206,949,193

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of

NVIT Multi-Manager Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Large Cap Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

33

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

The Fund designates $228,817,785 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

34

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

35

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

36

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

37

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

38

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

39

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

40

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

41

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

42

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

43

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

44

Annual Report

December 31, 2016

NVIT Multi-Manager Large Cap Value Fund

AR-MM-LCV 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager Large Cap Value Fund

For the annual period ended December 31, 2016, the NVIT Multi-Manager Large Cap Value Fund (Class Y) returned 16.55% versus 17.34% for its benchmark, the Russell 1000® Value Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Multi-Cap Value Funds (consisting of 64 funds as of December 31, 2016) was 16.25% for the same time period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: Massachusetts Financial Services Company; The Boston Company Asset Management, LLC; and Wellington Management Company LLP

The following commentary is provided by Massachusetts Financial Services Company

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The U.S. Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising U.S.

presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the U.S. dollar was a headwind for multinationals late in the period. The sharp rise in the U.S. dollar also weighed on earnings. U.S. consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment-grade and high-yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the U.S. presidential election, which raised concerns about the potential for a protectionist turn in U.S. trade policy that could negatively impact EM economies. These concerns, along with rising expectations for U.S. growth, inflation and rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Weak stock selection in the basic materials, special products & services and leisure sectors detracted from performance relative to the Russell 1000® Value Index. Within the basic materials sector, the timing of the Fund sleeve’s

4

Fund Commentary (con’t.)	NVIT Multi-Manager Large Cap Value Fund

ownership in shares of gold producer Newmont Mining hurt relative results. Within the special products & services sector, an overweight position in real estate services provider Realogy also detracted from relative returns, while in the leisure sector an overweight position in the cruise line operator Royal Caribbean Cruises(a) was a main driver of relative underperformance.

Stock selection in the health care sector also held back relative returns led by overweight positions in non-urban hospital operator Community Health Systems(a), pharmaceutical and medical products maker Abbott Laboratories and life sciences supply company Thermo Fisher Scientific. The sleeve’s holdings of biotech firm Gilead Sciences(b) further weighed on relative performance.

Other top relative detractors included overweight positions in food company J.M. Smucker, independent petroleum products company Marathon Petroleum(a) and beauty products manufacturer Coty.

Strong stock selection in the consumer staples sector boosted relative returns led by an overweight position in food producer Tyson Foods(a).

Stock selection in the financial services sector also helped relative performance. Within this sector, overweighting financial services firms Bank of America, Goldman Sachs Group and Discover Financial Services aided relative returns.

Elsewhere, overweight positions in independent natural gas and oil producer WPX Energy(a), oilfield services provider Halliburton, diesel engine maker Cummins Engine(a) and utility services provider Exelon further supported relative results. Additionally, not owning eye care and skin care products company Allergan, and an underweight position in software giant Microsoft(h), contributed to relative performance.

Portfolio Managers:

James C. Fallon, Matthew W. Krummell, Jonathan W. Sage and John E. Stocks

The following commentary is provided by The Boston Company Asset Management, LLC

Global equities were broadly positive in 2016 despite increased volatility on the heels of several political surprises and policy shifts. European markets were shaken by the Brexit vote and broadly declined over the period, while the U.S. and emerging markets rallied. Among major benchmarks, the Standard & Poor’s 500® (S&P 500) Index added 12.0%, the MSCI Emerging Markets® Index gained 11.6%, and the MSCI EAFE® Index, a measure of non-U.S. developed markets, returned 1.0%. The U.S. Federal Reserve’s (the Fed’s) 2% gross domestic product (GDP) growth and inflation targets remained elusive in the first half amid mixed economic data and volatility triggered by the unexpected Brexit outcome. Trends began to reverse in the third quarter with 2.9% GDP growth, the highest level in two years and surpassing estimates of 2.5%. In December, the Fed raised its benchmark rate by 0.25% for the first time since 2015, citing increased inflation expectations and near full employment. Consistently strong consumer spending and manufacturing PMI over 50, which signals expansion, further supported a rate hike. Meanwhile, U.S. presidential election news dominated headlines and increased volatility, ending in the surprise election of Donald Trump over projected winner Hillary Clinton. The U.S. market rallied on the election result as investors expect steeper inflation in coming years due to Trump’s policies. The U.S. dollar ended the year higher after a post-election surge.

The U.K.’s surprising Brexit result dominated headlines and initially caused growth expectations to fall drastically. The British pound plummeted to a 31-year low for a brief period in October but ended the year ahead of expectations, down over 15% versus the U.S. dollar. U.K. growth forecasts were revised upward after decisive policy action from the Bank of England (BOE), the immediate appointment of Prime Minister Theresa May, and strong manufacturing and services data. Meanwhile, European Central Bank (ECB) President Mario Draghi maintained low interest rates as the rest of Europe struggled to generate inflation, which turned positive in June. But as in the U.K.,

(a)	Security was not held in the sleeve at period end.

(b)	Security is not a benchmark constituent.

5

Fund Commentary (con’t.)	NVIT Multi-Manager Large Cap Value Fund

unexpectedly positive post-Brexit economic data wasn’t enough to keep the euro from tumbling. Meanwhile, Japan surprised the market with the first negative short-term interest rates in January. Most recently, the Bank of Japan (BOJ) expanded its quantitative easing measures to include targeting the 10-year bond. Japan’s economy experienced a turning point as third-quarter GDP came in above estimates at 2.2%.

Among emerging markets, China began the year with the National People’s Congress lowering its economic growth target to 6.5% as officials acknowledged slowing momentum. Manufacturing growth slowed dramatically in the first half of the year, only to reverse beginning in September with both public and private manufacturing PMI Indexes above 50. Accommodative policies proved effective as China ended the year exceeding its initial target with 6.7% annual growth. In Brazil, the long-awaited impeachment of President Dilma Rousseff, coupled with improving GDP and unemployment rates, signaled an end to the recession after five consecutive quarters of contraction. Brazil continued its slow recovery with inflation ahead of expectations and the first central bank rate cuts in years. Meanwhile, India’s policymakers made several major reforms as they attempted to steer the fastest-growing major economy. Initiatives included the Goods and Services Tax (GST) Bill, a long-term structural reform aimed at improving consumption growth. The Reserve Bank of India also recently implemented a demonetization scheme to remove 500- and 1,000-denominated rupee notes, or so-called “black money,” from circulation, essentially rendering 86% of currency in circulation useless. Although the decision poses a near-term growth challenge, the long-term goal is to materially increase bank deposits, moving more money into the formal economy where it can be tracked and taxed. Elsewhere, after a challenging first half, energy emerged as one of the best-performing sectors in 2016 after the Organization of Petroleum Exporting Countries (OPEC) reached an agreement to cut production, which pushed oil prices close to $54 per barrel in December.

The Fund sleeve significantly outperformed its benchmark, the Russell 1000 Value Index, during the period, driven by security selection. On a sector basis, Financials, Information Technology and Real Estate Investment Trusts (REITs) were the strongest relative performers while Industrials and Energy were the weakest relative performers in the sleeve. In Financials, security selection and an overweight allocation to banks and capital markets companies contributed to positive relative performance. Stock selection among our holdings in semiconductor and semiconductor equipment as well as software companies fueled relative performance in Information Technology. Results versus the benchmark in Real Estate were driven by a communications infrastructure company offering dividend growth at a much more attractive valuation than other names in the sector.

Conversely, in Industrials, our zero weight to the machinery and the road & rail segments and stock selection in airlines detracted from relative returns. Stock selection in oil gas & consumable fuels companies caused relative weakness in Energy. Additionally, our zero weight to Utilities detracted as the bond-proxy sector performed well through the first half of the year when bond yields declined to historic lows globally.

Among individual securities, Applied Materials, Inc. was a significant driver of performance as strong earnings and increased demand expectations on the heels of a build-out of capacity in China drove shares higher. Our overweight to this attractively valued company benefited from market-share gains, a 3D upgrade cycle and the build-out of China’s semiconductor capacity. Shares of Bank of America Corporation also continued to perform well as Brexit-related and global growth fears have faded. We believe Bank of America is an under-owned and underappreciated name that trades at a discount to book value, is committed to reducing expenses, and is showing signs of earnings improvement. Lastly, our overweight high-quality exploration and production company EOG Resources, Inc. outperformed the market on continued improvement in its already strong position in the Permian basin. We believe this

6

Fund Commentary (con’t.)	NVIT Multi-Manager Large Cap Value Fund

best-in-class operator with a strong balance sheet and excellent assets is well-positioned to benefit from improving oil prices relative to peers.

Conversely, shares of CF Industries Holdings, Inc. declined amid nitrogen pricing pressure and new nitrogen fertilizer capacity concerns in the U.S. Shares are attractively valued as urea prices are inflecting, and Chinese competitor pressures are diminishing amid higher feed stock coal prices. Additionally, the company continues to show good cash flow, solid capital return potential and strong capacity management. Express Scripts Holding Company lagged the market amid uncertainty surrounding the Anthem contract litigation as well as their liability exposure and implications for their customer base and selling season. Finally, Hess Corporation lagged amid oil price volatility, and unplanned maintenance cut volume expectations.

During the period we sold out of the following positions: Allergan plc; American International Group, Inc.; Capital One Financial Corporation; Cardinal Health, Inc.; Carnival Corporation; CBS Corporation Class B; Cimarex Energy Co.; Citigroup Inc.; Citrix Systems, Inc.; CVS Health Corporation; Energen Corporation; Express Scripts Holding Company; Fidelity National Financial, Inc. — FNF Group; Hewlett Packard Enterprise Co.; HP Inc.; Interpublic Group of Companies, Inc.; iShares Russell 1000 Value ETF; Micron Technology, Inc.; Mosaic Company; Newmont Mining Corporation; Northrop Grumman Corporation; Owens Corning; PepsiCo, Inc.; Pfizer Inc.; Schlumberger NV; TD Ameritrade Holding Corporation; and Viacom Inc. Class B.

Expansionary fiscal and pro-business policies should sustain economic and earnings growth in the U.S. over the next few years. There is potential for a modest acceleration above the trend over the last few years. We are skeptical of meeting the excess generally required to end an economic expansion as yields are low and the curve is upwardly sloped, energy prices are up but not excessively, and Financials have the strongest balance sheets in decades and inflation is still modest. While equity prices and valuations have risen to new highs, they appear reasonable relative to history levels and are still quite attractive relative to alternatives such as bonds. We believe that mid- to high-single-digit earnings growth combined with a 2.1% dividend yield will lead to modest gains for equities over the course of the 2017.

We believe U.S. large-capitalization equities continue to offer excellent opportunities for alpha generation with significant valuation dispersion at the industry and security level. These valuation anomalies have been created by a long period of heightened deflation fears and unprecedented monetary easing policies. Investors have ignored equities with more cyclical exposure despite lower valuations and better earnings prospects. We find significant opportunities to purchase attractively valued stocks with good fundamentals and the potential for strong earnings growth. We believe these stocks will lead to strong relative returns over the next few years.

The journey to positive total returns could hit some speed bumps. The new administration’s policies have yet to be seen, may disappoint, and will take time to impact the economy and business profits. U.S. real bond yields are rising along with the U.S. dollar, which may impact exports and the foreign earnings of large-cap U.S. companies. Developments overseas also may lead to weakness as developed economies continue to face growth and political challenges and as China manages its transition to a more open, lower-growth and consumer-led model. While we acknowledge these risks, we are optimistic that the policies in Europe, Japan and China will support ongoing growth as economic data in the major economies have been better-than-expected for several months.

The sleeve did not employ derivatives during the period.

Portfolio Managers:

John Bailer, CFA and Brian Ferguson

The following commentary is provided by Wellington Management Company LLP

U.S. equities rose over the period, notwithstanding significant volatility during the

7

Fund Commentary (con’t.)	NVIT Multi-Manager Large Cap Value Fund

year. Early in the first quarter of 2016, stocks plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equities surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early-year jitters. A better-than-feared U.S. corporate earnings season in the second quarter and an encouraging economic backdrop helped sustain the rally. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases, but remained essentially flat for the remainder of the quarter. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stocks rose following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the quarter was generally encouraging, as third=quarter GDP growth was revised slightly higher and the U.S. housing market continued to display healthy trends. In December, the Fed raised rates by 0.25%, a well-telegraphed move and only the second hike in the past decade.

The Wellington Management Company sleeve of the Fund performed in line with the benchmark (gross of fees) during the period. The sleeve’s performance was the result of strong sector allocation, a residual of our bottom-up stock selection process, particularly an underweight to the consumer staples sector and an overweight to the materials sector. Strong stock selection in the energy, industrials, and financials sectors also was additive to relative performance. Weak selection in the health care, consumer discretionary and information technology sectors partially offset the positive relative returns during the period.

Top contributors to relative returns during the period included Wells Fargo (financials), Halliburton (energy), and Anadarko (energy). Wells Fargo contributed to relative performance as shares of the bank rose on the expectation of rising interest rates. Halliburton’s shares rose after OPEC’s announcement of an agreement among members to cut oil supply. Anadarko’s shares performed well during the 2016 period after the company agreed to buy Freeport McMoRan Oil & Gas’ deepwater Gulf of Mexico assets. Not owning benchmark constituent Cepheid also contributed to relative returns.

Top detractors from relative returns during the period included health care names Mylan, Teva Pharmaceutical and Bristol-Myers Squibb. Mylan’s stock was under pressure during the period due to increased public scrutiny of Epipen pricing. We believe the underlying business remains attractive and we expect that new Mylan CFO, Kenneth Parks, will bring increased transparency surrounding pricing. Teva Pharmaceutical, the generic drug maker, also was a drag on performance. We remain cautious when investing in generics manufacturers, as several firms have reported significant pricing pressure affecting their profit margins. The recent headwinds, while disappointing, have not changed our opinion of the business; we continued to hold the name at the end of the period. Bristol-Meyers Squibb saw a sharp sell-off in late 2016 after its immuno-oncology drug, Opdivo, failed to meet its objectives in its first lung cancer trial. We remain confident in Opdivo’s long-term success and continue to hold the name.

The sleeve utilized currency forwards during the period in an effort to hedge against adverse currency movement. We do not believe these forward contracts were material to performance during the period.

Portfolio Manager:

David W. Palmer, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which may be volatile, harder to price and less liquid than U.S. securities). The Fund may employ a contrarian investing style (investing in a manner that differs from current market trends), which may cause the Fund to miss opportunities for gains and result in losses. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

8

Fund Commentary (con’t.)	NVIT Multi-Manager Large Cap Value Fund

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

9

Fund Overview	NVIT Multi-Manager Large Cap Value Fund

Asset Allocation†

Common Stocks	99.2%
Repurchase Agreements	1.0%
Forward Foreign Currency Contracts††	0.0%
Liabilities in excess of other assets	(0.2)%
100.0%

Top Industries†††

Banks	11.8%
Oil, Gas & Consumable Fuels	11.0%
Insurance	7.8%
Pharmaceuticals	5.3%
Equity Real Estate Investment Trusts (REITs)	4.4%
Capital Markets	3.6%
Electric Utilities	3.4%
Diversified Telecommunication Services	2.8%
Media	2.7%
Aerospace & Defense	2.5%
Other Industries*	44.7%
100.0%

Top Holdings†††

JPMorgan Chase & Co.	2.6%
PNC Financial Services Group, Inc. (The)	2.1%
Bank of America Corp.	2.1%
MetLife, Inc.	2.1%
Halliburton Co.	1.9%
Berkshire Hathaway, Inc., Class B	1.8%
Citigroup, Inc.	1.8%
Wells Fargo & Co.	1.8%
Cisco Systems, Inc.	1.8%
Anadarko Petroleum Corp.	1.8%
Other Holdings*	80.2%
100.0%

Top Countries†††

United States	94.5%
United Kingdom	1.1%
Ireland	0.7%
Luxembourg	0.5%
Canada	0.4%
South Korea	0.4%
Israel	0.3%
Japan	0.3%
Spain	0.3%
Panama	0.2%
Other Countries*	1.3%
100.0%

Objective

The Fund seeks long-term capital growth.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class Y) returned 16.55%, underperforming the benchmark by 0.79% and outperforming the Lipper peer category median by 0.30%

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

10

Fund Performance	NVIT Multi-Manager Large Cap Value Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5Yr.	Inception[2]
Class I	16.35%	14.72%	6.95%
Class II	16.05%	14.42%	6.68%
Class Y	16.55%	14.89%	7.11%
Russell 1000® Value Index	17.34%	14.80%	7.56%
CPI	2.07%	1.36%	1.41%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.83%	0.79%
Class II	1.08%	1.04%
Class Y	0.68%	0.64%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

11

Fund Performance (con’t.)	NVIT Multi-Manager Large Cap Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager Large Cap Value Fund since inception through 12/31/16 versus performance of the Russell 1000® Value Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

12

Shareholder Expense Example	NVIT Multi-Manager Large Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Large Cap Value Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	1,131.70	4.23	0.79
	Hypothetical	(a)(b)	1,000.00	1,021.17	4.01	0.79
Class II Shares	Actual	(a)	1,000.00	1,129.70	5.51	1.03
	Hypothetical	(a)(b)	1,000.00	1,019.96	5.23	1.03
Class Y Shares	Actual	(a)	1,000.00	1,132.60	3.43	0.64
	Hypothetical	(a)(b)	1,000.00	1,021.92	3.25	0.64

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

13

Statement of Investments

December 31, 2016

NVIT Multi-Manager Large Cap Value Fund

Common Stocks 99.2%

	Shares	Market Value

CANADA 0.4%
Oil, Gas & Consumable Fuels 0.4%
Canadian Natural Resources Ltd.	250,337	$7,980,744

HONG KONG 0.1%
Hotels, Restaurants & Leisure 0.1%
Melco Crown Entertainment Ltd., ADR	172,700	2,745,930

IRELAND 0.7%
Construction Materials 0.4%
CRH plc	186,366	6,463,025

Insurance 0.3%
XL Group Ltd.	164,063	6,112,987

		12,576,012

ISRAEL 0.3%
Pharmaceuticals 0.3%
Teva Pharmaceutical Industries Ltd., ADR	183,204	6,641,145

JAPAN 0.3%
Diversified Telecommunication Services 0.3%
Nippon Telegraph & Telephone Corp.	140,600	5,918,580

LUXEMBOURG 0.5%
Media 0.5%
SES SA, FDR	456,140	10,036,357

NETHERLANDS 0.1%
Metals & Mining 0.1%
Constellium NV, Class A* (a)	316,537	1,867,568

PANAMA 0.2%
Airlines 0.2%
Copa Holdings SA, Class A	45,994	4,177,635

SINGAPORE 0.1%
Semiconductors & Semiconductor Equipment 0.1%
Broadcom Ltd.	14,023	2,478,846

SOUTH KOREA 0.4%
Technology Hardware, Storage & Peripherals 0.4%
Samsung Electronics Co. Ltd.	5,296	7,882,106

SPAIN 0.3%
Electric Utilities 0.3%
Iberdrola SA	811,529	5,313,796

UNITED KINGDOM 1.1%
Beverages 0.4%
Coca-Cola European Partners plc	128,676	4,040,427
Diageo plc	107,795	2,797,264

		6,837,691

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Tobacco 0.7%
British American Tobacco plc	214,713	$12,168,950

		19,006,641

UNITED STATES 94.7%
Aerospace & Defense 2.5%
General Dynamics Corp.	36,579	6,315,730
Northrop Grumman Corp.	25,573	5,947,768
Raytheon Co.	133,734	18,990,228
Textron, Inc.	39,955	1,940,215
United Technologies Corp.	137,934	15,120,325

		48,314,266

Airlines 0.7%
Delta Air Lines, Inc.	198,591	9,768,691
United Continental Holdings, Inc.*	48,611	3,542,770

		13,311,461

Auto Components 0.8%
Delphi Automotive plc	90,240	6,077,664
Goodyear Tire & Rubber Co. (The)	199,252	6,150,909
Lear Corp.	27,957	3,700,668

		15,929,241

Banks 11.8%
Bank of America Corp.	1,831,413	40,474,227
BB&T Corp.	98,287	4,621,455
Citigroup, Inc.	582,924	34,643,173
JPMorgan Chase & Co.	584,352	50,423,735
M&T Bank Corp.	67,922	10,625,038
PNC Financial Services Group, Inc. (The)	347,459	40,638,806
SunTrust Banks, Inc.	145,478	7,979,468
Wells Fargo & Co.	614,177	33,847,294

		223,253,196

Beverages 0.8%
Coca-Cola Co. (The)	127,656	5,292,618
Molson Coors Brewing Co., Class B	111,153	10,816,298

		16,108,916

Biotechnology 0.8%
Biogen, Inc.*	25,505	7,232,708
Celgene Corp.*	13,706	1,586,470
Gilead Sciences, Inc.	30,335	2,172,289
Regeneron Pharmaceuticals, Inc.*	13,631	5,003,804

		15,995,271

Building Products 0.3%
Owens Corning	115,280	5,943,837

Capital Markets 3.6%
Charles Schwab Corp. (The)	155,216	6,126,376
E*TRADE Financial Corp. *	233,775	8,100,304
Goldman Sachs Group, Inc. (The)	111,551	26,710,886
Morgan Stanley	231,985	9,801,366
Raymond James Financial, Inc.	267,092	18,501,463

		69,240,395

14

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Chemicals 2.0%
Celanese Corp. Series A	185,516	$14,607,530
CF Industries Holdings, Inc. (a)	479,296	15,088,238
Dow Chemical Co. (The)	50,505	2,889,896
LyondellBasell Industries NV, Class A	73,110	6,271,376

		38,857,040

Commercial Services & Supplies 0.7%
Herman Miller, Inc.	277,300	9,483,660
Waste Management, Inc.	43,117	3,057,426

		12,541,086

Communications Equipment 2.2%
ARRIS International plc*	147,998	4,459,180
Cisco Systems, Inc.	1,110,945	33,572,757
Harris Corp.	41,816	4,284,886

		42,316,823

Construction & Engineering 0.2%
Quanta Services, Inc.*	95,773	3,337,689

Construction Materials 0.9%
Martin Marietta Materials, Inc.	39,442	8,737,586
Vulcan Materials Co.	69,431	8,689,290

		17,426,876

Consumer Finance 1.3%
Discover Financial Services	123,517	8,904,341
Navient Corp.	80,243	1,318,392
Synchrony Financial	391,523	14,200,539

		24,423,272

Containers & Packaging 0.8%
Bemis Co., Inc.	57,200	2,735,304
Graphic Packaging Holding Co.	298,588	3,726,378
Packaging Corp. of America	98,012	8,313,378

		14,775,060

Diversified Financial Services 2.5%
Berkshire Hathaway, Inc., Class B*	215,838	35,177,277
Voya Financial, Inc.	321,481	12,608,485

		47,785,762

Diversified Telecommunication Services 2.5%
AT&T, Inc. (a)	506,950	21,560,584
Verizon Communications, Inc.	478,568	25,545,959

		47,106,543

Electric Utilities 3.1%
American Electric Power Co., Inc.	53,043	3,339,587
Exelon Corp.	602,913	21,397,382
FirstEnergy Corp.	102,473	3,173,589
OGE Energy Corp.	277,601	9,285,753
PG&E Corp.	234,222	14,233,671
PPL Corp.	219,910	7,487,936

		58,917,918

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Electrical Equipment 0.4%
Eaton Corp. plc	95,317	$6,394,818
Regal Beloit Corp.	21,968	1,521,284

		7,916,102

Electronic Equipment, Instruments & Components 0.4%
Corning, Inc.	185,905	4,511,914
IPG Photonics Corp.*	26,742	2,639,703

		7,151,617

Energy Equipment & Services 2.5%
Baker Hughes, Inc.	68,400	4,443,948
Halliburton Co.	664,435	35,939,290
Helmerich & Payne, Inc.	71,601	5,541,917
Schlumberger Ltd.	18,277	1,534,354

		47,459,509

Equity Real Estate Investment Trusts (REITs) 4.5%
American Homes 4 Rent, Class A	76,420	1,603,292
American Tower Corp.	154,932	16,373,214
Columbia Property Trust, Inc.	348,269	7,522,610
Communications Sales & Leasing, Inc.*	245,485	6,237,774
Host Hotels & Resorts, Inc.	594,556	11,201,435
Medical Properties Trust, Inc.	550,746	6,774,176
Mid-America Apartment Communities, Inc.	58,362	5,714,807
Simon Property Group, Inc.	20,500	3,642,235
STORE Capital Corp.	535,019	13,220,319
Taubman Centers, Inc.	89,400	6,609,342
Washington Prime Group, Inc.	396,123	4,123,640

		83,022,844

Food & Staples Retailing 0.3%
Walgreens Boots Alliance, Inc.	78,000	6,455,280

Food Products 2.4%
Archer-Daniels-Midland Co.	303,825	13,869,611
Conagra Brands, Inc.	155,979	6,168,969
JM Smucker Co. (The)	54,530	6,983,112
Kellogg Co.	145,276	10,708,294
Lamb Weston Holdings, Inc.*	86,405	3,270,429
Mondelez International, Inc., Class A	92,375	4,094,984

		45,095,399

Health Care Equipment & Supplies 1.6%
Abbott Laboratories	337,980	12,981,811
Boston Scientific Corp.*	309,416	6,692,668
Medtronic plc	17,829	1,269,960
Stryker Corp.	47,465	5,686,782
Zimmer Biomet Holdings, Inc.	28,731	2,965,039

		29,596,260

Health Care Providers & Services 2.4%
AmerisourceBergen Corp.	39,195	3,064,657
Envision Healthcare Corp.*	145,791	9,227,112
HCA Holdings, Inc.*	65,095	4,818,332

15

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Health Care Providers & Services (continued)
Humana, Inc.	21,850	$4,458,056
Laboratory Corp. of America Holdings*	29,454	3,781,305
McKesson Corp.	82,968	11,652,855
UnitedHealth Group, Inc.	57,585	9,215,903

		46,218,220

Hotels, Restaurants & Leisure 0.6%
Aramark	76,601	2,736,188
Las Vegas Sands Corp.	152,713	8,156,401

		10,892,589

Household Durables 0.3%
Toll Brothers, Inc.*	178,491	5,533,221

Household Products 0.5%
Procter & Gamble Co. (The)	117,503	9,879,652

Industrial Conglomerates 0.8%
General Electric Co. (a)	208,166	6,578,046
Honeywell International, Inc.	80,920	9,374,582

		15,952,628

Insurance 7.5%
American International Group, Inc.	257,120	16,792,507
Arthur J. Gallagher & Co.	254,370	13,217,065
Assured Guaranty Ltd.	73,226	2,765,746
Athene Holding Ltd., Class A*	101,216	4,857,356
Chubb Ltd.	93,509	12,354,409
Hartford Financial Services Group, Inc. (The)	64,789	3,087,196
MetLife, Inc.	724,992	39,069,820
Principal Financial Group, Inc.	218,698	12,653,866
Prudential Financial, Inc.	192,156	19,995,754
Unum Group	223,173	9,803,990
Validus Holdings Ltd.	105,140	5,783,751

		140,381,460

Internet & Direct Marketing Retail 0.3%
Priceline Group, Inc. (The)*	4,203	6,161,850

Internet Software & Services 1.2%
Alphabet, Inc., Class A *	22,483	17,816,654
eBay, Inc.*	161,238	4,787,156

		22,603,810

IT Services 1.0%
Cognizant Technology Solutions Corp., Class A*	83,289	4,666,683
Genpact Ltd.*	274,710	6,686,441
Global Payments, Inc.	54,934	3,812,969
Teradata Corp.* (a)	158,913	4,317,666

		19,483,759

Life Sciences Tools & Services 0.4%
Thermo Fisher Scientific, Inc.	59,494	8,394,603

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Media 2.2%
Comcast Corp., Class A	181,156	$12,508,822
John Wiley & Sons, Inc., Class A	128,901	7,025,105
Omnicom Group, Inc.	122,948	10,464,104
Time Warner, Inc.	130,667	12,613,285

		42,611,316

Metals & Mining 0.8%
Newmont Mining Corp.	128,704	4,384,945
Reliance Steel & Aluminum Co.	146,780	11,674,881

		16,059,826

Multiline Retail 0.2%
Target Corp.	64,995	4,694,589

Multi-Utilities 1.0%
Ameren Corp.	62,702	3,289,347
DTE Energy Co.	62,483	6,155,200
Sempra Energy	100,093	10,073,360

		19,517,907

Oil, Gas & Consumable Fuels 10.6%
Anadarko Petroleum Corp.	481,446	33,571,230
Cabot Oil & Gas Corp.	347,799	8,124,585
Chevron Corp.	31,610	3,720,497
Cobalt International Energy, Inc.*	599,946	731,934
Diamondback Energy, Inc.*	40,624	4,105,461
EOG Resources, Inc.	196,383	19,854,321
Exxon Mobil Corp.	140,545	12,685,592
Hess Corp.	101,166	6,301,630
HollyFrontier Corp. (a)	242,264	7,936,569
Kinder Morgan, Inc.	248,683	5,150,225
Marathon Oil Corp.	447,500	7,746,225
Marathon Petroleum Corp.	122,452	6,165,458
Noble Energy, Inc.	142,172	5,411,066
Occidental Petroleum Corp.	287,493	20,478,126
Phillips 66	127,702	11,034,730
Pioneer Natural Resources Co.	62,195	11,199,454
QEP Resources, Inc.*	214,882	3,955,978
Range Resources Corp.	48,864	1,678,967
Rice Energy, Inc.*	327,502	6,992,168
Southwestern Energy Co.*	427,346	4,623,884
Valero Energy Corp.	215,863	14,747,760
Williams Cos., Inc. (The)	110,081	3,427,922

		199,643,782

Paper & Forest Products 0.2%
Louisiana-Pacific Corp.*	163,800	3,100,734

Personal Products 0.6%
Coty, Inc., Class A	674,152	12,343,723

Pharmaceuticals 5.0%
Allergan plc*	47,932	10,066,199
Bristol-Myers Squibb Co.	310,634	18,153,451
Eli Lilly & Co.	216,561	15,928,062
Johnson & Johnson	63,313	7,294,291

16

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Pharmaceuticals (continued)
Merck & Co., Inc.	425,548	$25,052,012
Mylan NV *	335,173	12,786,850
Pfizer, Inc.	101,555	3,298,506

		92,579,371

Professional Services 0.5%
IHS Markit Ltd.*	283,775	10,048,473

Real Estate Management & Development 0.2%
Realogy Holdings Corp.	139,005	3,576,599

Road & Rail 2.0%
CSX Corp.	354,836	12,749,258
Genesee & Wyoming, Inc., Class A*	140,171	9,729,269
J.B. Hunt Transport Services, Inc.	93,212	9,048,089
Union Pacific Corp.	66,074	6,850,552

		38,377,168

Semiconductors & Semiconductor Equipment 1.9%
Applied Materials, Inc.	113,201	3,652,996
Intel Corp.	205,208	7,442,894
Microchip Technology, Inc. (a)	47,931	3,074,774
Skyworks Solutions, Inc.	163,511	12,207,731
Texas Instruments, Inc.	143,405	10,464,263

		36,842,658

Software 0.7%
Activision Blizzard, Inc.	57,814	2,087,664
Electronic Arts, Inc.*	72,576	5,716,086
Oracle Corp.	154,651	5,946,330

		13,750,080

Specialty Retail 0.9%
AutoZone, Inc.*	5,418	4,279,082
Best Buy Co., Inc.	99,857	4,260,898
Staples, Inc.	590,369	5,342,840
Urban Outfitters, Inc.*	118,137	3,364,542

		17,247,362

Technology Hardware, Storage & Peripherals 1.3%
Apple, Inc.	54,105	6,266,441
Hewlett Packard Enterprise Co.	356,064	8,239,321
Western Digital Corp.	138,524	9,412,706

		23,918,468

Textiles, Apparel & Luxury Goods 1.0%
PVH Corp.	28,361	2,559,297
Ralph Lauren Corp.	73,421	6,631,385
VF Corp.	166,600	8,888,109

		18,078,791

Tobacco 0.6%
Altria Group, Inc.	105,995	7,167,382
Philip Morris International, Inc.	36,780	3,365,002

		10,532,384

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Trading Companies & Distributors 0.4%
United Rentals, Inc.*	41,390	$4,369,956
W.W. Grainger, Inc. (a)	11,349	2,635,805

		7,005,761

		1,797,712,447

Total Common Stocks (cost $1,688,784,032)		1,884,337,807

Repurchase Agreements 1.0%

	Principal Amount

Bank of America NA, 0.50%, dated 12/30/16, due 01/03/17, repurchase price $4,000,222, collateralized by U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $4,080,000. (b)(c)	$4,000,000	4,000,000
BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $2,000,109, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 01/05/17 - 08/01/46; total market value $2,040,000. (b)(c)	2,000,000	2,000,000
ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $13,891,463, collateralized by U.S. Government Agency Securities, ranging from 2.24% - 4.00%, maturing 11/01/26 - 05/01/46; total market value $14,168,505. (b)(c)	13,890,691	13,890,691

Total Repurchase Agreements (cost $19,890,691)		19,890,691

Total Investments (cost $1,708,674,723) (d) — 100.2%		1,904,228,498
Liabilities in excess of other assets — (0.2)%		(4,085,437)

NET ASSETS — 100.0%		$1,900,143,061

*	Denotes a non-income producing security.

17

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Large Cap Value Fund (Continued)

(a)	The security or a portion of this security is on loan at December 31, 2016. The total value of securities on loan at December 31, 2016 was $29,356,835, which was collateralized by repurchase agreements with a total value of $19,890,691 and $10,507,213 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.13%, and maturity dates ranging from 1/15/17 - 08/15/46 a total value of $30,397,904.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2016 was $19,890,691.

(c)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt

FDR	Fiduciary Depositary Receipt

Ltd.	Limited

NA	National Association

NV	Public Traded Company

plc	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

18

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Large Cap Value Fund (Continued)

At December 31, 2016, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	JPMorgan Chase Bank	03/15/17	(3,444,000)	$(4,383,881)	$(4,251,801)	$132,080
Euro	JPMorgan Chase Bank	03/15/17	(6,377,000)	(6,817,460)	(6,736,408)	81,052
Japanese Yen	JPMorgan Chase Bank	03/15/17	(609,114,000)	(5,182,952)	(5,229,887)	(46,935)

Total Short Contracts				$(16,384,293)	$(16,218,096)	$166,197

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
British Pound	JPMorgan Chase Bank	03/15/17	3,444,000	$4,258,657	$4,251,801	$(6,856)

The accompanying notes are an integral part of these financial statements.

19

Statement of Assets and Liabilities

December 31, 2016

NVIT Multi-Manager Large Cap Value Fund
Assets:
Investments, at value* (cost $1,688,784,032)	$1,884,337,807
Repurchase agreements, at value (cost $19,890,691)	19,890,691

Total Investments, at value (total cost $1,708,674,723)	1,904,228,498

Cash	11,109,768
Foreign currencies, at value (cost $5)	5
Interest and dividends receivable	2,760,344
Security lending income receivable	5,123
Receivable for investments sold	12,799,345
Receivable for capital shares issued	202,450
Reclaims receivable	167,198
Unrealized appreciation on forward foreign currency contracts (Note 2)	213,132
Prepaid expenses	3,241

Total Assets	1,931,489,104

Liabilities:
Payable for investments purchased	10,177,189
Payable for capital shares redeemed	103,679
Unrealized depreciation on forward foreign currency contracts (Note 2)	53,791
Payable upon return of securities loaned (Note 2)	19,890,691
Accrued expenses and other payables:
Investment advisory fees	958,645
Fund administration fees	47,951
Distribution fees	23,491
Administrative servicing fees	19,835
Accounting and transfer agent fees	428
Custodian fees	11,422
Compliance program costs (Note 3)	1,980
Professional fees	21,997
Printing fees	11,113
Other	23,831

Total Liabilities	31,346,043

Net Assets	$1,900,143,061

Represented by:
Capital	$1,615,304,632
Accumulated undistributed net investment income	4,305,975
Accumulated net realized gains from investments, forward and foreign currency transactions	84,833,181
Net unrealized appreciation/(depreciation) from investments	195,553,775
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	159,341
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(13,843)

Net Assets	$1,900,143,061

*	Includes value of securities on loan of $29,356,835 (Note 2).

20

Statement of Assets and Liabilities (Continued)

December 31, 2016

NVIT Multi-Manager Large Cap Value Fund
Net Assets:
Class I Shares	$38,084,583
Class II Shares	114,092,250
Class Y Shares	1,747,966,228

Total	$1,900,143,061

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,742,767
Class II Shares	11,284,826
Class Y Shares	171,239,455

Total	186,267,048

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.18
Class II Shares	$10.11
Class Y Shares	$10.21

The accompanying notes are an integral part of these financial statements.

21

Statement of Operations

For the Year Ended December 31, 2016

NVIT Multi-Manager Large Cap Value Fund
INVESTMENT INCOME:
Dividend income	$41,539,327
Income from securities lending (Note 2)	406,436
Interest income	50,183
Foreign tax withholding	(176,814)

Total Income	41,819,132

EXPENSES:
Investment advisory fees	11,403,101
Fund administration fees	542,919
Distribution fees Class II Shares	216,152
Administrative servicing fees Class I Shares	51,839
Administrative servicing fees Class II Shares	129,693
Professional fees	95,246
Printing fees	17,090
Trustee fees	55,828
Custodian fees	72,500
Accounting and transfer agent fees	2,551
Compliance program costs (Note 3)	7,865
Other	47,187

Total expenses before fees waived	12,641,971

Investment advisory fees waived (Note 3)	(672,317)

Net Expenses	11,969,654

NET INVESTMENT INCOME	29,849,478

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	90,654,193
Net realized gains from forward and foreign currency transactions (Note 2)	1,434,725

Net realized gains from investments, forward and foreign currency transactions	92,088,918

Net change in unrealized appreciation/(depreciation) from investments	164,285,003
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(120,665)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	16,296

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	164,180,634

Net realized/unrealized gains from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	256,269,552

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$286,119,030

The accompanying notes are an integral part of these financial statements.

22

Statements of Changes in Net Assets

	NVIT Multi-Manager Large Cap Value Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$29,849,478	$28,823,104
Net realized gains from investments, forward and foreign currency transactions	92,088,918	192,887,319
Net change in unrealized appreciation/(depreciation) from investments forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	164,180,634	(274,541,266)

Change in net assets resulting from operations	286,119,030	(52,830,843)

Distributions to Shareholders From:
Net investment income:
Class I	(644,640)	(456,375)
Class II	(1,629,328)	(923,059)
Class Y	(32,671,328)	(24,549,246)
Net realized gains:
Class I	(3,650,624)	(2,999,396)
Class II	(8,915,507)	(9,991,950)
Class Y	(180,361,054)	(192,251,332)

Change in net assets from shareholder distributions	(227,872,481)	(231,171,358)

Change in net assets from capital transactions	16,631,819	183,850,797

Change in net assets	74,878,368	(100,151,404)

Net Assets:
Beginning of year	1,825,264,693	1,925,416,097

End of year	$1,900,143,061	$1,825,264,693

Accumulated undistributed net investment income at end of year	$4,305,975	$9,012,860

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,615,652	$13,172,680
Dividends reinvested	4,295,264	3,455,771
Cost of shares redeemed	(7,274,453)	(8,098,793)

Total Class I Shares	1,636,463	8,529,658

Class II Shares
Proceeds from shares issued	29,714,567	15,504,927
Dividends reinvested	10,544,835	10,915,009
Cost of shares redeemed	(17,084,163)	(16,020,321)

Total Class II Shares	23,175,239	10,399,615

Class Y Shares
Proceeds from shares issued	40,834,307	85,854,738
Dividends reinvested	213,032,382	216,800,578
Cost of shares redeemed	(262,046,572)	(137,733,792)

Total Class Y Shares	(8,179,883)	164,921,524

Change in net assets from capital transactions	$16,631,819	$183,850,797

23

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Large Cap Value Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	464,070	1,240,870
Reinvested	451,378	351,377
Redeemed	(738,584)	(709,679)

Total Class I Shares	176,864	882,568

Class II Shares
Issued	2,999,541	1,357,724
Reinvested	1,115,891	1,117,192
Redeemed	(1,745,016)	(1,385,261)

Total Class II Shares	2,370,416	1,089,655

Class Y Shares
Issued	4,245,104	7,659,268
Reinvested	22,288,917	21,982,376
Redeemed	(25,712,490)	(11,793,521)

Total Class Y Shares	821,531	17,848,123

Total change in shares	3,368,811	19,820,346

The accompanying notes are an integral part of these financial statements.

24

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Large Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class I Shares
Year Ended December 31, 2016	$9.96	0.15	1.37	1.52	(0.18)	(1.12)	(1.30)	$10.18	16.35%		$38,084,583	0.79%	1.51%	0.82%	60.75%
Year Ended December 31, 2015	$11.79	0.16	(0.56)	(0.40)	(0.14)	(1.29)	(1.43)	$9.96	(3.15%	)	$35,512,881	0.78%	1.40%	0.82%	64.53%
Year Ended December 31, 2014	$11.92	0.16	1.07	1.23	(0.14)	(1.22)	(1.36)	$11.79	10.52%		$31,631,852	0.78%	1.33%	0.82%	54.93%
Year Ended December 31, 2013	$9.37	0.14	3.12	3.26	(0.15)	(0.56)	(0.71)	$11.92	35.44%		$30,310,006	0.79%	1.28%	0.83%	62.79%
Year Ended December 31, 2012	$8.06	0.16	1.27	1.43	(0.12)	–	(0.12)	$9.37	17.81%		$24,456,461	0.81%	1.78%	0.84%	100.78%

Class II Shares
Year Ended December 31, 2016	$9.91	0.12	1.36	1.48	(0.16)	(1.12)	(1.28)	$10.11	16.05%		$114,092,250	1.04%	1.26%	1.07%	60.75%
Year Ended December 31, 2015	$11.74	0.13	(0.56)	(0.43)	(0.11)	(1.29)	(1.40)	$9.91	(3.44%	)	$88,360,406	1.03%	1.13%	1.07%	64.53%
Year Ended December 31, 2014	$11.88	0.13	1.07	1.20	(0.12)	(1.22)	(1.34)	$11.74	10.24%		$91,844,124	1.03%	1.07%	1.07%	54.93%
Year Ended December 31, 2013	$9.35	0.11	3.11	3.22	(0.13)	(0.56)	(0.69)	$11.88	35.03%		$77,321,711	1.04%	1.04%	1.08%	62.79%
Year Ended December 31, 2012	$8.04	0.14	1.27	1.41	(0.10)	–	(0.10)	$9.35	17.59%		$55,429,721	1.06%	1.55%	1.09%	100.78%

Class Y Shares
Year Ended December 31, 2016	$9.98	0.17	1.37	1.54	(0.19)	(1.12)	(1.31)	$10.21	16.55%		$1,747,966,228	0.64%	1.66%	0.67%	60.75%
Year Ended December 31, 2015	$11.81	0.17	(0.56)	(0.39)	(0.15)	(1.29)	(1.44)	$9.98	(3.04%	)	$1,701,391,406	0.63%	1.54%	0.67%	64.53%
Year Ended December 31, 2014	$11.94	0.18	1.07	1.25	(0.16)	(1.22)	(1.38)	$11.81	10.66%		$1,801,940,121	0.63%	1.48%	0.67%	54.93%
Year Ended December 31, 2013	$9.39	0.16	3.12	3.28	(0.17)	(0.56)	(0.73)	$11.94	35.54%		$1,659,415,570	0.64%	1.44%	0.68%	62.79%
Year Ended December 31, 2012	$8.07	0.17	1.29	1.46	(0.14)	–	(0.14)	$9.39	18.09%		$1,299,605,900	0.66%	1.95%	0.69%	100.78%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

25

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Large Cap Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

26

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

27

Notes to Financial Statements (Continued)

December 31, 2016

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$48,314,266	$—	$—	$48,314,266
Airlines	17,489,096	—	—	17,489,096
Auto Components	15,929,241	—	—	15,929,241
Banks	223,253,196	—	—	223,253,196
Beverages	20,149,343	2,797,264	—	22,946,607
Biotechnology	15,995,271	—	—	15,995,271
Building Products	5,943,837	—	—	5,943,837
Capital Markets	69,240,395	—	—	69,240,395
Chemicals	38,857,040	—	—	38,857,040
Commercial Services & Supplies	12,541,086	—	—	12,541,086
Communications Equipment	42,316,823	—	—	42,316,823
Construction & Engineering	3,337,689	—	—	3,337,689
Construction Materials	17,426,876	6,463,025	—	23,889,901
Consumer Finance	24,423,272	—	—	24,423,272
Containers & Packaging	14,775,060	—	—	14,775,060
Diversified Financial Services	47,785,762	—	—	47,785,762
Diversified Telecommunication Services	47,106,543	5,918,580	—	53,025,123
Electric Utilities	58,917,918	5,313,796	—	64,231,714
Electrical Equipment	7,916,102	—	—	7,916,102
Electronic Equipment, Instruments & Components	7,151,617	—	—	7,151,617
Energy Equipment & Services	47,459,509	—	—	47,459,509
Equity Real Estate Investment Trusts (REITs)	83,022,844	—	—	83,022,844
Food & Staples Retailing	6,455,280	—	—	6,455,280
Food Products	45,095,399	—	—	45,095,399
Health Care Equipment & Supplies	29,596,260	—	—	29,596,260
Health Care Providers & Services	46,218,220	—	—	46,218,220
Hotels, Restaurants & Leisure	13,638,519	—	—	13,638,519
Household Durables	5,533,221	—	—	5,533,221
Household Products	9,879,652	—	—	9,879,652
Industrial Conglomerates	15,952,628	—	—	15,952,628
Insurance	146,494,447	—	—	146,494,447
Internet & Direct Marketing Retail	6,161,850	—	—	6,161,850
Internet Software & Services	22,603,810	—	—	22,603,810
IT Services	19,483,759	—	—	19,483,759
Life Sciences Tools & Services	8,394,603	—	—	8,394,603
Media	42,611,316	10,036,357	—	52,647,673
Metals & Mining	17,927,394	—	—	17,927,394
Multiline Retail	4,694,589	—	—	4,694,589
Multi-Utilities	19,517,907	—	—	19,517,907
Oil, Gas & Consumable Fuels	207,624,526	—	—	207,624,526
Paper & Forest Products	3,100,734	—	—	3,100,734
Personal Products	12,343,723	—	—	12,343,723
Pharmaceuticals	99,220,516	—	—	99,220,516
Professional Services	10,048,473	—	—	10,048,473
Real Estate Management & Development	3,576,599	—	—	3,576,599
Road & Rail	38,377,168	—	—	38,377,168
Semiconductors & Semiconductor Equipment	39,321,504	—	—	39,321,504
Software	13,750,080	—	—	13,750,080

28

Notes to Financial Statements (Continued)

December 31, 2016

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Specialty Retail	$17,247,362	$—	$—	$17,247,362
Technology Hardware, Storage & Peripherals	23,918,468	7,882,106	—	31,800,574
Textiles, Apparel & Luxury Goods	18,078,791	—	—	18,078,791
Tobacco	10,532,384	12,168,950	—	22,701,334
Trading Companies & Distributors	7,005,761	—	—	7,005,761
Total Common Stocks	$1,833,757,729	$50,580,078	$—	$1,884,337,807
Forward Foreign Currency Contracts	—	213,132	—	213,132
Repurchase Agreements	—	19,890,691	—	19,890,691
Total Assets	$1,833,757,729	$70,683,901	$—	$1,904,441,630

Liabilities:
Forward Foreign Currency Contracts	$—	$(53,791)	$—	$(53,791)
Total Liabilities	$—	$(53,791)	$—	$(53,791)
Total	$1,833,757,729	$70,630,110	$—	$1,904,387,839

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign

29

Notes to Financial Statements (Continued)

December 31, 2016

currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts,” if applicable.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$213,132
Total		$213,132

Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(53,791)
Total		$(53,791)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$1,348,062
Total	$1,348,062

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$(120,665)
Total	$(120,665)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased (a)	$4,308,181
Average Settlement Value Sold	$10,203,042

(a)	The Fund entered into long forward foreign currency exchange contracts from February 18, 2016 through March 16, 2016 and again from December 20, 2016 through December 31, 2016.

30

Notes to Financial Statements (Continued)

December 31, 2016

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2016:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$213,132	$—	$213,132
Total	$213,132	$—	$213,132

Amounts designated as “—” are zero.

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
JPMorgan Chase Bank	$213,132	$(53,791)	$—	$159,341
Total	$213,132	$(53,791)	$—	$159,341

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(53,791)	$—	$(53,791)
Total	$(53,791)	$—	$(53,791)

Amounts designated as “—” are zero.

31

Notes to Financial Statements (Continued)

December 31, 2016

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
JPMorgan Chase Bank	$(53,791)	$53,791	$—	$—
Total	$(53,791)	$53,791	$—	$—

Amounts designated as “—” are zero.

(d)	Securities Lending

During the year ended December 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2016, were $19,890,691 which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to note (a) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the

32

Notes to Financial Statements (Continued)

December 31, 2016

purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $200,011,111, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $100,005,444, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00%-7.50%, maturing 01/05/17-08/01/46; total market value $102,000,004.

ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $350,019,444, collateralized by U.S. Government Agency Securities, ranging from 2.24%-4.00%, maturing 11/01/26-05/01/46; total market value $357,000,001.

At December 31, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$4,000,000	$—	$4,000,000	$(4,000,000)	$—
BNP Paribas Securities Corp.	2,000,000	—	2,000,000	(2,000,000)	—
ML Pierce Fenner & Smith, Inc.	13,890,691	—	13,890,691	(13,890,691)	—
Total	$19,890,691	$—	$19,890,691	$(19,890,691)	$—

33

Notes to Financial Statements (Continued)

December 31, 2016

Amounts designated as “—” are zero.

*	At December 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to foreign currency gain/ loss and non-taxable dividends. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investments, Forward and Foreign Currency Transactions
$(1)	$388,933	$(388,932)

34

Notes to Financial Statements (Continued)

December 31, 2016

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Wellington Management Company, LLP
The Boston Company Asset Management, LLC
Massachusetts Financial Services Company

35

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

The Trust and NFA have entered into a written contract waiving 0.037% of investment advisory fees of the Fund until April 30, 2017. During the year ended December 31, 2016, the waiver of such investment advisory fees by NFA amounted to $672,317, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.63%, and after contractual fee waivers was 0.59%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.77% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $542,919 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

36

Notes to Financial Statements (Continued)

December 31, 2016

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $7,865.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $181,532.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $1,102,721,983 and sales of $1,283,471,662 (excluding short-term securities).

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments

37

Notes to Financial Statements (Continued)

December 31, 2016

and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2016, the Fund recaptured $20,422 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$48,418,515	$179,453,966	$227,872,481	$—	$227,872,481

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

38

Notes to Financial Statements (Continued)

December 31, 2016

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$64,375,335	$166,796,023	$231,171,358	$—	$231,171,358

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$8,652,801	$91,827,697	$100,480,498	$—	$184,357,931	$284,838,429

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,719,856,724	$268,496,065	$(84,124,291)	$184,371,774

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of

NVIT Multi-Manager Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Large Cap Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

40

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 82.32%.

The Fund designates $179,453,966 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

41

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

42

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

43

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

44

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

45

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

46

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

47

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

48

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

49

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

50

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

51

Annual Report

December 31, 2016

NVIT Multi-Manager Mid Cap Growth Fund

AR-MM-MCG 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager Mid Cap Growth Fund

For the annual period ended December 31, 2016, the NVIT Multi-Manager Mid Cap Growth Fund (Class I) returned 6.47% versus 7.33% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mid-Cap Growth Funds (consisting of 77 funds as of December 31, 2016) was 5.57% for the same time period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: Neuberger Berman Investment Advisers LLC and Wells Capital Management, Inc.

The following commentary is provided by Neuberger Berman Advisers LLC

Looking back at the trailing 12 months, 2016 offered up an unpredictable roller-coaster of highs and lows that actively challenged past investing dogma and convention. The year began with a global growth crisis of confidence that spurred a meaningful market correction and ruthless risk-off rotation and closed with a hugely unexpected political outcome and equally improbable burst of investing optimism. In between, the U.S. market delivered a cautious safe haven that was broadly influenced by the oddly correlated and fluctuating power of oil prices, the U.S. dollar and economic news out of China, a healthy dose of campaign-fueled nationalistic cynicism, Great Britain’s surprising decision to leave the European Union (known as “Brexit”) and the Federal Reserve’s (Fed’s) very public rate debate, complete with dueling hawkish and dovish postures around the overall health and direction of our economy. With a few notable exceptions, such as NVIDIA Corporation, 2016 stylistically favored value over growth, lower expectations over high and the perceived safety of yield-centric financial reallocation stories.

The good news, likely lost amid the stunning headlines and intermittent volatility, is that economic trends remained broadly positive and companies generally continued to execute and deliver reasonably good earnings. We also saw signs, boosted by a now clearer path to sustained monetary tightening and the vote of confidence that it represents, of a shift away from the now eight-year post-financial crisis trend of corporate frugality that has favored financial reallocations, in the form of dividend and share repurchase programs, over differentiating and potentially gross domestic product (GDP)-boosting capital reinvestments aimed at improving efficiency and competitive positioning.

The Neuberger Berman sleeve of the Fund delivered a positive return for the year, but trailed its benchmark, the Russell Midcap Growth Index. The main culprit for our 2016 underperformance was a perfect storm, to start the year, of uncharacteristic stock-specific issues that were amplified by extreme rotational volatility targeting the higher-beta segments of the market. While the balance of the year represented a solid effort for the strategy, we weren’t able to overcome those turbulent first two months or the persistent challenges that we faced within the Information Technology sector, which ultimately proved to be the primary driver of our relative underperformance for the year.

For the year, the Fund’s sleeve was overweight Health Care, Information Technology, Telecommunications Services, Financials and Energy, and underweight Consumer Staples, Real Estate, Consumer Discretionary, Materials and Industrials.

Derivatives were not used in the Fund’s sleeve during the period.

2016 Top Contributors

NVIDIA Corporation (initially purchased February 2016) is a semiconductor company with products

4

Fund Commentary (con’t.)	NVIT Multi-Manager Mid Cap Growth Fund

and services targeting four key markets: Gaming, Enterprise, High Performance Computing & Cloud, and Automotive. The company consistently delivered very strong results from its gaming segment, which, along with the positive expectations for the future potential of its virtual gaming and developing assisted-driving platforms, boosted the stock.

Burlington Stores (initially purchased January 2015) is a national off-price retailer of branded apparel. The company offers its selection of fashionable branded merchandise using an Every Day Low Price model with savings up to 60% to 70% off department and specialty store regular prices. The company continues to deliver excellent results, which on its own merits is positive, but given the overall sorry state of retail is that much more attractive to the market.

WageWorks (initially purchased June 2014) is a provider of tax-advantaged programs for consumer-directed health, commuter and other employee spending account benefits, or consumer-directed benefits, in the United States. The company delivered good results and upbeat guidance, as HSA plans and utilization are expected to increase under the incoming Trump Administration.

T-Mobile US (initially purchased January 2015) is a provider of cellular communication services across a range of desirable handset and device platforms. Their mobile communications services include postpaid and prepaid wireless voice, messaging and data and wholesale wireless services. The market rewarded T-Mobile’s execution as it continued to actively take share from industry behemoths AT&T and Verizon.

WhiteWave Foods Co (initially purchased July 2013) manufactures, markets and distributes plant-based foods and beverages, coffee creamers and beverages, and dairy products throughout North America and Europe. The company’s brands include Silk, International Delight, LAND O LAKES and Horizon Organic. The company received and accepted an offer to be acquired by Danone and we exited our position in Q3’ 16 to realize the take-out premium.

2016 Leading Detractors

Tableau Software (initially purchased April 2015) is a provider of analytics and business intelligence software solutions. The company, which can effectively mine and consolidate data into a concise “c-suite level” dashboard, offers self-service, business intelligence and cloud-based platforms. In Q1, the company delivered poor results and compounded that disappointment by also offering a surprisingly underwhelming outlook that highlighted slowing top-line growth and the need for increased investment. Given the disappointment and uncertainty, we elected to exit our position in Q1’ 16.

Jones Lang LaSalle (initially purchased July 2010) is focused on integrated real estate and investment management services. The company had significant exposure across Europe and with the unexpected Brexit outcome likely to continue to foster both uncertainty and volatility, we elected to exit our position in Q2’ 16.

Alliance Data Systems (initially purchased July 2010) offers a range of customer loyalty programs, private-label and co-brand retail credit card programs, and marketing, consulting and analytical services, primarily in Canada, the U.S. and Brazil. Nervousness around credit trends and management’s continued inability to fix the issues plaguing its digital marketing unit, which has been a drag on the company’s overall numbers, led us to sell our position in Q2’ 16.

Norwegian Cruise Line (initially purchased February 2015) is a global cruise line operator spanning market segments from contemporary to luxury under the Norwegian Cruise Line, Oceania Cruises and Regent Seven Seas Cruises brands. These brands operate a combined 21 ships with approximately 40,000 lower berths visiting more than 420 destinations worldwide. Rising oil prices and weak booking trends, potentially from the threat of global terror, have weighed on both the industry and Norwegian. We exited our position in Q3’16 in favor of new ideas.

ServiceNow, Inc. (initially purchased January 2014) is a provider of cloud-based applications and services (Software-As-A-Service) to

5

Fund Commentary (con’t.)	NVIT Multi-Manager Mid Cap Growth Fund

automate and integrate enterprise workflow and related information technology business processes for Fortune 1000 companies. It was a wild 2016 for the company as they fell victim to the early sharp rotation away from higher-expectation segments, recovered throughout the year and then were again dragged down, along with their industry group, as several key peers (Oracle, Workday and Red Hat) lowered guidance late in the year.

We enter 2017 in uncharted territory, with more questions than answers. The most obvious of which is will President Trump pivot toward the pragmatism that governing usually requires? As we await greater clarity, we wouldn’t be surprised by a “First 100 Days” market letdown, as election bluster (around the Affordable Care Act [ACA], trade, security, a very large wall) is replaced by the need for details and the daunting reality and pace of actual governing. Assuming the new administration finds its footing and setting aside the unpredictable disruptive power of random early-morning Presidential tweets, we do have a reasonable degree of confidence in the administration’s ability, working with a Republican-controlled Congress, to deliver in the sentiment-boosting areas of tax reform, regulations and infrastructure spending essentially paving the way for this highly resilient, yet oddly unloved, bull market to continue its upward march. We’re also cautiously optimistic that 2017 will usher in a more consistently conducive environment for active managers as intriguing catalysts, higher qualitative characteristics, and consistent execution and compelling fundamentals regain their relevancy.

Portfolio Manager:

Kenneth J. Turek, CFA

The following commentary is provided by Wells Capital Management, Inc.

Three distinct environments were visible within the U.S. equity market in 2016.

The year began with a decidedly “risk off “tone to the market as investor concern mounted over the economic slowdown in China and the efficacy of the Chinese government’s response. The continued weakness in commodity prices and the ultimate path of U.S. monetary policy also weighed on investor risk tolerances. These factors combined to send the yield on the U.S. 10-year Treasury to near record lows while $10 trillion in worldwide sovereign debt traded at negative yields. Not surprisingly, equity market leadership during this period was centered on defensive stocks and those seen as “bond proxies.”

The tone of the market changed abruptly, however, in mid-February as investors began to climb a “wall of worry.” China began to show signs of stabilization, commodities recovered and corporate earnings were better than feared. This environment, which lasted through the summer and well into the fall, was marked by a closer relationship between company-specific fundamentals and stock price movements. In this more “rational” environment, our bottom-up, fundamentally driven process was rewarded.

The final equity market environment of 2016 was born of the presidential election results. The market clearly did not foresee a Trump victory and the outcome sparked a rapid recalibration of expectations for many economic variables. Aided by Republican majorities in both branches of Congress, the new political regime caused investor focus to shift dramatically toward the prospects of pro-growth policies. After years of sub-par U.S. economic growth, the elixir of lower taxes, fewer regulations and enhanced fiscal stimulus produced near-intoxication feelings among investors. With minimal deliberation for policy specifics, the election caused a sea change in the outlook for inflation, economic growth, monetary policy and interest rates. Within equity markets, the election was the catalyst for a return to a “risk on” environment to near euphoric levels. Lower-quality, more-cyclically-exposed stocks assumed a market leadership position while higher-quality stocks with more-visible and sustainable earnings/cash flow growth lagged.

While the distinct and vastly different equity market environments of 2016 proved challenging, our relative performance was still materially affected by bottom-up security selection. As such, strong security selection in the Consumer Discretionary and Health Care sectors offset disappointing results within information

6

Fund Commentary (con’t.)	NVIT Multi-Manager Mid Cap Growth Fund

technology and allowed the portion of the Fund managed by Wells Capital Management to outperform the Russell Midcap Growth Index.

Security selection in the traditional growth sector of Consumer Discretionary proved to be the largest contributor to annual returns. Specific strength was visible in the specialty retail industry as Burlington Stores, Inc. was a standout in a challenging retail environment. With many traditional department stores and “mall-based” operators experiencing store traffic pressure, “off price” retailers such as Burlington Stores are capitalizing on new opportunities. Consistently strong results through much of 2016 supported our view of Burlington as a superior growth operator in the U.S. retail market. Burlington reported better-than-expected same-stores sales as well as improved margins. The company is benefiting by sourcing improved inventories from struggling department store competitors. The improved inventory is one of several of Burlington’s initiatives to improve overall efficiency, including reducing the size of its stores and improving its home goods department. While we remain mindful of valuation, these potential catalysts coupled with the strength of the “off price” retail category give us confidence that our thesis will continue to be rewarded and continue to hold the position.

Another pocket of strength in 2016 was beauty retail. The beauty space is among the higher-growth areas of retail as there is frequent innovation and replacement of products. Ulta Salon Cosmetic & Fragrance, Inc. is an example of that strength. Shares of the beauty retailer rose sharply last year as the company reported better-than-expected revenue driven by an increase in store traffic and a higher average sale per customer. We sold into that strength in the third quarter.

Positioning in the Information Technology sector weighed on returns in 2016. Within the sector, specific weakness was visible in the software industry as a combination of company-specific issues and concerns over enterprise spending pressured the Fund sleeve’s holdings. Early in 2016, Tableau Software Inc., a data visualization software company, reported disappointing quarterly results driven by an unexpected decline in licensing revenue. As a result, shares of Tableau declined sharply. Further weighing on the stock were concerns regarding increased competition and the company’s ability to transition its business model to large enterprise-level customers. With a sharp increase in uncertainty, we determined our thesis was compromised and exited the position in the third quarter.

Also among software holdings, our position in Tyler Technologies Inc. detracted from annual returns. Tyler Technologies is a leading provider of software and services for state and local governments, offering a broad suite of solutions. Tyler has benefited from government investments to make the switch from legacy systems to a new SaaS software infrastructure. Although Tyler reported strong quarterly earnings, management did modestly guide down revenue expectations going forward. While the modest revenue decline will likely be offset by cost cuts, investor concern grew that the company’s growth rate will likely slow, given the rapid adoption of its products over the past few years. As a result, Tyler shares came under pressure late in 2016. With a lack of near-term catalysts, growing concerns of market saturation and a plethora of opportunities given the post-election sell-off in growth technology companies, we decided to exit the position in the fourth quarter in lieu of other opportunities with more favorable risk/reward profiles.

A return to a “muddle through,” slower-growth sentiment could be favorable for our investing style. We thrive when stock prices are driven by earnings, and struggle when macroeconomics is the dominant signal behind equities. As reality sets in that the U.S. economy, though healthy, is not imminently accelerating, it is quite likely that capital will rotate back toward a growth leadership. The scarcity premium of companies with secular growth, which has been out of favor since the election, will again be a key factor driving stock prices. Mean reversion is a powerful trend, and many high-quality companies with superior earnings growth have been left behind in this market rally. For example, within the software sector, the fastest-growing companies, with excellent future prospects, were among the biggest laggards in 2016. These types of

7

Fund Commentary (con’t.)	NVIT Multi-Manager Mid Cap Growth Fund

companies are like beach balls being held underwater; once the macroeconomic pressures ease up, they float back to the top. We are upbeat about your current Fund sleeve as it has an attractive combination: the ability to grow earnings through various economic scenarios, durable fundamentals and reasonable valuations. This is a favorable setup going into 2017.

Portfolio Managers:

Michael T. Smith, CFA and Christopher J. Warner, CFA

The Fund is subject to the risks of investing in equity securities (including mid-sized companies). The Fund also is subject to the risks of investing in foreign securities (which may be volatile, harder to price and less liquid than U.S. securities). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Fund Overview	NVIT Multi-Manager Mid Cap Growth Fund

Asset Allocation†

Common Stocks	97.3%
Repurchase Agreements	3.3%
Exchange Traded Fund	0.5%
Liabilities in excess of other assets	(1.1)%
100.0%

Top Industries††

IT Services	7.2%
Software	6.9%
Health Care Equipment & Supplies	6.4%
Hotels, Restaurants & Leisure	5.4%
Specialty Retail	4.9%
Electronic Equipment, Instruments & Components	4.5%
Health Care Providers & Services	4.3%
Internet Software & Services	3.9%
Capital Markets	3.5%
Semiconductors & Semiconductor Equipment	3.1%
Other Industries*	49.9%
100.0%

Top Holdings††

Waste Connections, Inc.	1.8%
Burlington Stores, Inc.	1.6%
Integra LifeSciences Holdings Corp.	1.5%
CoStar Group, Inc.	1.5%
Bright Horizons Family Solutions, Inc.	1.5%
HD Supply Holdings, Inc.	1.4%
Ultimate Software Group, Inc. (The)	1.4%
Aramark	1.3%
Euronet Worldwide, Inc.	1.3%
NVIDIA Corp.	1.2%
Other Holdings*	85.5%
100.0%

Top Countries††

United States	93.0%
Canada	2.1%
Argentina	1.0%
Russia	0.4%
Ireland	0.2%
Other Countries*	3.3%
100.0%

Objective

The Fund seeks long-term capital growth.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class I) returned 6.47%, underperforming the benchmark by 0.86% and outperforming the Lipper peer category median by 0.90%

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Percentages indicated are based upon total investments as of December 31, 2016.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

9

Fund Performance	NVIT Multi-Manager Mid Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	Inception[2]
Class I	6.47%	12.03%	6.92%
Class II	6.06%	11.74%	6.64%
Class Y	6.40%	12.10%	6.99%
Russell Midcap® Growth Index	7.33%	13.51%	9.25%
CPI	2.07%	1.36%	1.41%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.87%	0.84%
Class II	1.12%	1.09%
Class Y	0.80%	0.77%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

10

Fund Performance (con’t.)	NVIT Multi-Manager Mid Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi-Manager Mid Cap Growth Fund since inception through 12/31/16 versus performance of the Russell Midcap® Growth Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

11

Shareholder Expense Example	NVIT Multi-Manager Mid Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Mid Cap Growth Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	1,069.60	4.37	0.84
	Hypothetical(a)(b)		1,000.00	1,020.91	4.27	0.84
Class II Shares	Actual	(a)	1,000.00	1,067.70	5.72	1.10
	Hypothetical(a)(b)		1,000.00	1,019.61	5.58	1.10
Class Y Shares	Actual	(a)	1,000.00	1,068.90	4.00	0.77
	Hypothetical(a)(b)		1,000.00	1,021.27	3.91	0.77

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

12

Statement of Investments

December 31, 2016

NVIT Multi-Manager Mid Cap Growth Fund

Common Stocks 97.3%

	Shares	Market Value

ARGENTINA 1.0%
Internet Software & Services 1.0%
MercadoLibre, Inc.	52,000	$8,119,280

CANADA 2.2%
Commercial Services & Supplies 1.8%
Waste Connections, Inc.	197,094	15,489,618

Internet Software & Services 0.4%
Shopify, Inc., Class A* (a)	70,800	3,035,196

		18,524,814

IRELAND 0.2%
Biotechnology 0.2%
Prothena Corp. plc* (a)	31,414	1,545,255

RUSSIA 0.4%
Internet Software & Services 0.4%
Yandex NV, Class A*	177,600	3,575,088

UNITED STATES 93.5%
Aerospace & Defense 0.6%
Orbital ATK, Inc.	60,100	5,272,573

Airlines 1.5%
Alaska Air Group, Inc. (a)	50,000	4,436,500
Spirit Airlines, Inc.*	142,200	8,227,692

		12,664,192

Automobiles 0.7%
Thor Industries, Inc.	61,300	6,133,065

Banks 1.5%
Comerica, Inc.	30,000	2,043,300
Signature Bank*	33,500	5,031,700
SVB Financial Group*	30,000	5,149,800

		12,224,800

Beverages 0.6%
Constellation Brands, Inc., Class A	35,000	5,365,850

Biotechnology 2.3%
BioMarin Pharmaceutical, Inc.*	27,500	2,278,100
Bluebird Bio, Inc.*	34,500	2,128,650
Incyte Corp.*	52,500	5,264,175
Ligand Pharmaceuticals, Inc.* (a)	37,080	3,767,699
Neurocrine Biosciences, Inc.*	65,000	2,515,500
TESARO, Inc.* (a)	22,500	3,025,800

		18,979,924

Building Products 2.6%
Allegion plc	134,600	8,614,400
AO Smith Corp.	130,200	6,164,970
Masonite International Corp.*	106,400	7,001,120

		21,780,490

Capital Markets 3.5%
Affiliated Managers Group, Inc.*	17,500	2,542,750
CBOE Holdings, Inc.	72,500	5,357,025

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Capital Markets (continued)
Evercore Partners, Inc., Class A	72,300	$4,967,010
Raymond James Financial, Inc.	138,400	9,586,968
SEI Investments Co.	145,300	7,172,008

		29,625,761

Chemicals 2.2%
Albemarle Corp.	29,900	2,573,792
RPM International, Inc.	75,000	4,037,250
Scotts Miracle-Gro Co. (The), Class A	47,500	4,538,625
Sensient Technologies Corp.	60,000	4,714,800
W.R. Grace & Co.	35,000	2,367,400

		18,231,867

Commercial Services & Supplies 1.3%
Cintas Corp.	33,500	3,871,260
KAR Auction Services, Inc.	165,128	7,037,755

		10,909,015

Communications Equipment 1.8%
Finisar Corp.*	149,332	4,520,280
Harris Corp.	58,800	6,025,236
Lumentum Holdings, Inc.*	47,500	1,835,875
Motorola Solutions, Inc.	37,500	3,108,375

		15,489,766

Construction Materials 0.7%
Vulcan Materials Co.	47,000	5,882,050

Consumer Finance 0.7%
SLM Corp.*	512,500	5,647,750

Containers & Packaging 1.1%
Berry Plastics Group, Inc.*	183,000	8,917,590

Distributors 1.3%
LKQ Corp.*	177,500	5,440,375
Pool Corp.	56,800	5,926,512

		11,366,887

Diversified Consumer Services 1.9%
Bright Horizons Family Solutions, Inc.*	177,600	12,435,552
Service Corp. International	127,500	3,621,000

		16,056,552

Diversified Telecommunication Services 1.1%
Zayo Group Holdings, Inc.*	274,788	9,029,534

Electrical Equipment 1.1%
Acuity Brands, Inc.	40,716	9,399,696

Electronic Equipment, Instruments & Components 4.5%
Amphenol Corp., Class A	84,000	5,644,800
CDW Corp.	105,000	5,469,450
Cognex Corp.	114,916	7,310,956
FLIR Systems, Inc.	154,900	5,605,831
Littelfuse, Inc.	44,929	6,818,874
Trimble Navigation Ltd.*	80,000	2,412,000
Universal Display Corp.*	86,800	4,886,840

		38,148,751

13

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Equity Real Estate Investment Trusts (REITs) 0.3%
Extra Space Storage, Inc.	27,500	$2,124,100

Food Products 1.7%
Conagra Brands, Inc.	55,000	2,175,250
Lamb Weston Holdings, Inc.*	50,000	1,892,500
Pinnacle Foods, Inc.	95,000	5,077,750
Post Holdings, Inc.*	30,000	2,411,700
TreeHouse Foods, Inc.*	42,100	3,039,199

		14,596,399

Health Care Equipment & Supplies 6.5%
ABIOMED, Inc.*	30,000	3,380,400
C.R. Bard, Inc.	18,000	4,043,880
Cantel Medical Corp.	68,130	5,365,238
DexCom, Inc.* (a)	80,086	4,781,134
Edwards Lifesciences Corp.*	64,500	6,043,650
ICU Medical, Inc.*	14,700	2,166,045
Integra LifeSciences Holdings Corp.*	150,450	12,907,105
Nevro Corp.* (a)	40,000	2,906,400
NuVasive, Inc.*	82,500	5,557,200
Penumbra, Inc.* (a)	47,500	3,030,500
Wright Medical Group NV* (a)	190,000	4,366,200

		54,547,752

Health Care Providers & Services 4.3%
Amedisys, Inc.*	117,120	4,992,826
Centene Corp.*	50,000	2,825,500
Envision Healthcare Corp.*	52,500	3,322,725
HealthEquity, Inc.*	64,239	2,602,964
HealthSouth Corp. (a)	100,000	4,124,000
Healthways, Inc.*	196,710	4,475,153
Surgical Care Affiliates, Inc.*	120,219	5,562,533
VCA, Inc.*	122,900	8,437,085

		36,342,786

Hotels, Restaurants & Leisure 5.5%
Aramark	305,900	10,926,748
Dave & Buster’s Entertainment, Inc.*	105,525	5,941,058
MGM Resorts International*	150,000	4,324,500
Red Rock Resorts, Inc., Class A	130,000	3,014,700
Six Flags Entertainment Corp.	128,150	7,683,874
Vail Resorts, Inc.	61,400	9,904,434
Wingstop, Inc. (a)	144,639	4,279,868

		46,075,182

Household Durables 1.0%
Newell Brands, Inc.	126,720	5,658,048
Whirlpool Corp.	17,500	3,180,975

		8,839,023

Industrial Conglomerates 1.2%
Carlisle Cos., Inc.	43,900	4,841,731
Roper Technologies, Inc.	30,000	5,492,400

		10,334,131

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Insurance 0.8%
Assurant, Inc.	55,000	$5,107,300
Athene Holding Ltd., Class A*	25,800	1,238,142

		6,345,442

Internet & Direct Marketing Retail 0.4%
Expedia, Inc.	27,500	3,115,200

Internet Software & Services 2.2%
CoStar Group, Inc.*	67,023	12,633,165
Q2 Holdings, Inc.*	190,700	5,501,695

		18,134,860

IT Services 7.2%
Acxiom Corp.*	238,625	6,395,150
CSRA, Inc.	100,000	3,184,000
EPAM Systems, Inc.*	104,256	6,704,703
Euronet Worldwide, Inc.*	149,434	10,823,505
Fiserv, Inc.*	46,700	4,963,276
Gartner, Inc.*	42,171	4,262,223
Global Payments, Inc.	42,500	2,949,925
Total System Services, Inc.	138,700	6,800,461
Vantiv, Inc., Class A*	102,500	6,111,050
WEX, Inc.*	80,100	8,939,160

		61,133,453

Life Sciences Tools & Services 1.6%
Bio-Rad Laboratories, Inc., Class A*	12,500	2,278,500
Cambrex Corp.*	124,204	6,700,806
VWR Corp.*	188,745	4,724,287

		13,703,593

Machinery 2.7%
Energy Recovery, Inc.* (a)	154,031	1,594,221
Fortive Corp.	65,000	3,485,950
IDEX Corp.	47,500	4,277,850
John Bean Technologies Corp.	83,150	7,146,742
Milacron Holdings Corp.* (a)	100,000	1,863,000
Stanley Black & Decker, Inc.	35,000	4,014,150

		22,381,913

Media 1.2%
Cinemark Holdings, Inc.	186,080	7,138,029
DISH Network Corp., Class A*	50,000	2,896,500

		10,034,529

Multiline Retail 0.3%
Dollar Tree, Inc.*	37,500	2,894,250

Oil, Gas & Consumable Fuels 1.5%
Concho Resources, Inc.*	30,000	3,978,000
Diamondback Energy, Inc.*	70,200	7,094,412
Range Resources Corp.	52,500	1,803,900

		12,876,312

14

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Pharmaceuticals 1.3%
Jazz Pharmaceuticals plc*	22,500	$2,453,175
Medicines Co. (The)* (a)	72,816	2,471,375
Zoetis, Inc.	120,000	6,423,600

		11,348,150

Professional Services 1.4%
TransUnion*	203,312	6,288,440
WageWorks, Inc.*	80,000	5,800,000

		12,088,440

Real Estate Management & Development 0.7%
CBRE Group, Inc., Class A*	184,700	5,816,203

Road & Rail 1.5%
J.B. Hunt Transport Services, Inc.	55,000	5,338,850
Kansas City Southern	53,100	4,505,535
Old Dominion Freight Line, Inc.*	30,000	2,573,700

		12,418,085

Semiconductors & Semiconductor Equipment 3.2%
Lam Research Corp.	36,000	3,806,280
MACOM Technology Solutions Holdings, Inc.* (a)	75,000	3,471,000
Microsemi Corp.*	87,500	4,722,375
Monolithic Power Systems, Inc.	55,000	4,506,150
NVIDIA Corp.	95,000	10,140,300

		26,646,105

Software 6.9%
Activision Blizzard, Inc.	110,000	3,972,100
Electronic Arts, Inc.*	57,500	4,528,700
Ellie Mae, Inc.*	48,397	4,049,861
Guidewire Software, Inc.*	193,264	9,533,713
Proofpoint, Inc.* (a)	50,000	3,532,500
PTC, Inc.*	123,900	5,732,853
SecureWorks Corp., Class A* (a)	85,292	903,242
ServiceNow, Inc.*	45,000	3,345,300
Take-Two Interactive Software, Inc.*	159,800	7,876,542
Tyler Technologies, Inc.*	27,500	3,926,175
Ultimate Software Group, Inc. (The)*	63,600	11,597,460

		58,998,446

Specialty Retail 4.9%
Burlington Stores, Inc.*	160,459	13,598,900
Dick’s Sporting Goods, Inc.	47,500	2,522,250
Five Below, Inc.* (a)	65,000	2,597,400
Lithia Motors, Inc., Class A	25,000	2,420,750
O’Reilly Automotive, Inc.*	23,500	6,542,635
Ross Stores, Inc.	112,000	7,347,200
Tractor Supply Co.	45,000	3,411,450
Ulta Salon Cosmetics & Fragrance, Inc.*	12,500	3,186,750

		41,627,335

Technology Hardware, Storage & Peripherals 0.3%
3D Systems Corp.* (a)	179,300	2,382,897

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Textiles, Apparel & Luxury Goods 0.6%
Columbia Sportswear Co.	53,860	$3,140,038
Hanesbrands, Inc.	94,500	2,038,365

		5,178,403

Thrifts & Mortgage Finance 0.4%
LendingTree, Inc.* (a)	2,200	222,970
Radian Group, Inc.	166,600	2,995,468

		3,218,438

Trading Companies & Distributors 2.3%
HD Supply Holdings, Inc.*	279,191	11,868,409
United Rentals, Inc.*	27,500	2,903,450
Univar, Inc.*	75,600	2,144,772
W.W. Grainger, Inc.	11,000	2,554,750

		19,471,381

Wireless Telecommunication Services 0.6%
T-Mobile US, Inc.*	85,000	4,888,350

		788,687,271

Total Common Stocks (cost $680,064,975)		820,451,708

Exchange Traded Fund 0.5%
UNITED STATES 0.5%
iShares Russell Mid-Cap Growth ETF (a)	40,000	3,895,600

Total Exchange Traded Fund (cost $3,848,392)		3,895,600

Repurchase Agreements 3.3%

	Principal Amount

Bank of America NA, 0.50%, dated 12/30/16, due 01/03/17, repurchase price $4,000,222, collateralized by U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $4,080,000. (b)(c)	$4,000,000	4,000,000
BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $3,000,163, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 01/05/17 - 08/01/46; total market value $3,060,000. (b)(c)	3,000,000	3,000,000

15

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Market Value

ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $20,822,974, collateralized by U.S. Government Agency Securities, ranging from 2.24% - 4.00%, maturing 11/01/26 - 05/01/46; total market value $21,238,254. (b)(c)	$20,821,818	$20,821,818

Total Repurchase Agreements (cost $27,821,818)		27,821,818

Total Investments (cost $711,735,185) (d) — 101.1%		852,169,126
Liabilities in excess of other assets — (1.1)%		(9,297,885)

NET ASSETS — 100.0%		$842,871,241

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2016. The total value of securities on loan at December 31, 2016 was $34,367,269, which was collateralized by repurchase agreements with a total value of $27,821,818 and $7,700,116 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.13% and maturity dates ranging from 01/12/17 – 05/15/45 a total value of $35,521,934.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2016 was $27,821,818.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

Ltd.	Limited

NA	National Association

NV	Public Traded Company

plc	Public Limited Company

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2016

NVIT Multi-Manager Mid Cap Growth Fund
Assets:
Investments, at value* (cost $683,913,367)	$824,347,308
Repurchase agreements, at value (cost $27,821,818)	27,821,818

Total Investments, at value (total cost $711,735,185)	852,169,126

Cash	17,690,076
Interest and dividends receivable	361,698
Security lending income receivable	20,383
Receivable for investments sold	5,499,460
Receivable for capital shares issued	56,460
Prepaid expenses	1,430

Total Assets	875,798,633

Liabilities:
Payable for investments purchased	3,451,341
Payable for capital shares redeemed	1,002,985
Payable upon return of securities loaned (Note 2)	27,821,818
Accrued expenses and other payables:
Investment advisory fees	520,540
Fund administration fees	24,275
Distribution fees	24,648
Administrative servicing fees	31,674
Accounting and transfer agent fees	277
Custodian fees	5,209
Compliance program costs (Note 3)	872
Professional fees	18,995
Printing fees	16,889
Other	7,869

Total Liabilities	32,927,392

Net Assets	$842,871,241

Represented by:
Capital	$657,423,685
Accumulated net realized gains from investments	45,013,615
Net unrealized appreciation/(depreciation) from investments	140,433,941

Net Assets	$842,871,241

Net Assets:
Class I Shares	$361,892,264
Class II Shares	114,138,973
Class Y Shares	366,840,004

Total	$842,871,241

*	Includes value of securities on loan of $34,367,269 (Note 2).

17

Statement of Assets and Liabilities (Continued)

December 31, 2016

NVIT Multi-Manager Mid Cap Growth Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	35,701,238
Class II Shares	11,666,305
Class Y Shares	35,816,907

Total	83,184,450

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.14
Class II Shares	$9.78
Class Y Shares	$10.24

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2016

NVIT Multi-Manager Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$5,555,595
Income from securities lending (Note 2)	366,279
Interest income	98,054
Foreign tax withholding	(8,360)

Total Income	6,011,568

EXPENSES:
Investment advisory fees	6,194,878
Fund administration fees	277,079
Distribution fees Class II Shares	299,918
Administrative servicing fees Class I Shares	250,166
Administrative servicing fees Class II Shares	83,979
Professional fees	56,241
Printing fees	40,169
Trustee fees	25,329
Custodian fees	30,723
Accounting and transfer agent fees	1,831
Compliance program costs (Note 3)	3,567
Other	27,213

Total expenses before fees waived	7,291,093

Investment advisory fees waived (Note 3)	(239,491)

Net Expenses	7,051,602

NET INVESTMENT LOSS	(1,040,034)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	45,549,139
Net change in unrealized appreciation/(depreciation) from investments	6,784,718

Net realized/unrealized gains from investments	52,333,857

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$51,293,823

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT Multi-Manager Mid Cap Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment loss	$(1,040,034)	$(3,814,214)
Net realized gains from investments	45,549,139	96,492,039
Net change in unrealized appreciation/(depreciation) from investments	6,784,718	(84,467,393)

Change in net assets resulting from operations	51,293,823	8,210,432

Distributions to Shareholders From:
Net realized gains:
Class I	(41,038,373)	(57,980,651)
Class II	(14,085,360)	(20,419,538)
Class Y	(40,261,548)	(51,076,978)

Change in net assets from shareholder distributions	(95,385,281)	(129,477,167)

Change in net assets from capital transactions	24,227,916	15,240,750

Change in net assets	(19,863,542)	(106,025,985)

Net Assets:
Beginning of year	862,734,783	968,760,768

End of year	$842,871,241	$862,734,783

Accumulated distributions in excess of net investment loss at end of year	$–	$(34,344)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,760,037	$18,200,741
Dividends reinvested	41,038,373	57,980,651
Cost of shares redeemed	(46,805,162)	(52,009,038)

Total Class I Shares	(6,752)	24,172,354

Class II Shares
Proceeds from shares issued	8,504,710	41,141,503
Dividends reinvested	14,085,359	20,419,538
Cost of shares redeemed	(34,766,275)	(41,151,256)

Total Class II Shares	(12,176,206)	20,409,785

Class Y Shares
Proceeds from shares issued	19,112,020	17,056,489
Dividends reinvested	40,261,548	51,076,978
Cost of shares redeemed	(22,962,694)	(97,474,856)

Total Class Y Shares	36,410,874	(29,341,389)

Change in net assets from capital transactions	$24,227,916	$15,240,750

20

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Mid Cap Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	568,629	1,572,443
Reinvested	4,209,064	5,131,031
Redeemed	(4,551,705)	(4,130,871)

Total Class I Shares	225,988	2,572,603

Class II Shares
Issued	845,238	3,318,704
Reinvested	1,495,261	1,859,703
Redeemed	(3,516,469)	(3,287,061)

Total Class II Shares	(1,175,970)	1,891,346

Class Y Shares
Issued	1,830,805	1,403,330
Reinvested	4,087,467	4,484,370
Redeemed	(2,108,006)	(7,072,969)

Total Class Y Shares	3,810,266	(1,185,269)

Total change in shares	2,860,284	3,278,680

Amount designated as “–” is zero or has been round to zero.

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Mid Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class I Shares
Year Ended December 31, 2016	$10.75	(0.01)	0.65	0.64	(1.25)	(1.25)	$10.14	6.47%		$361,892,264	0.85%	(0.12%	)	0.88%	64.33%
Year Ended December 31, 2015	$12.58	(0.05)	0.12	0.07	(1.90)	(1.90)	$10.75	(0.18%	)	$381,468,595	0.85%	(0.40%	)	0.88%	71.39%
Year Ended December 31, 2014	$13.76	(0.05)	0.56	0.51	(1.69)	(1.69)	$12.58	4.04%		$413,817,883	0.84%	(0.37%	)	0.87%	70.02%
Year Ended December 31, 2013	$10.64	(0.04)	4.10	4.06	(0.94)	(0.94)	$13.76	38.94%		$450,532,901	0.85%	(0.30%	)	0.88%	66.14%
Year Ended December 31, 2012	$10.19	–	1.52	1.52	(1.07)	(1.07)	$10.64	14.90%		$369,497,291	0.87%	–		0.89%	79.49%

Class II Shares
Year Ended December 31, 2016	$10.45	(0.04)	0.62	0.58	(1.25)	(1.25)	$9.78	6.06%		$114,138,973	1.10%	(0.37%	)	1.13%	64.33%
Year Ended December 31, 2015	$12.30	(0.08)	0.13	0.05	(1.90)	(1.90)	$10.45	(0.35%	)	$134,154,427	1.09%	(0.64%	)	1.12%	71.39%
Year Ended December 31, 2014	$13.53	(0.08)	0.54	0.46	(1.69)	(1.69)	$12.30	3.72%		$134,689,916	1.09%	(0.62%	)	1.12%	70.02%
Year Ended December 31, 2013	$10.50	(0.07)	4.04	3.97	(0.94)	(0.94)	$13.53	38.60%		$145,700,915	1.10%	(0.55%	)	1.13%	66.14%
Year Ended December 31, 2012	$10.09	(0.03)	1.51	1.48	(1.07)	(1.07)	$10.50	14.64%		$126,506,762	1.12%	(0.24%	)	1.14%	79.49%

Class Y Shares
Year Ended December 31, 2016	$10.84	–	0.65	0.65	(1.25)	(1.25)	$10.24	6.40%	(d)	$366,840,004	0.78%	(0.05%	)	0.81%	64.33%
Year Ended December 31, 2015	$12.66	(0.04)	0.12	0.08	(1.90)	(1.90)	$10.84	(0.10%	)(d)	$347,111,761	0.77%	(0.33%	)	0.80%	71.39%
Year Ended December 31, 2014	$13.83	(0.04)	0.56	0.52	(1.69)	(1.69)	$12.66	4.09%		$420,252,969	0.77%	(0.29%	)	0.80%	70.02%
Year Ended December 31, 2013	$10.69	(0.03)	4.11	4.08	(0.94)	(0.94)	$13.83	38.95%		$389,844,994	0.78%	(0.23%	)	0.81%	66.14%
Year Ended December 31, 2012	$10.22	0.01	1.53	1.54	(1.07)	(1.07)	$10.69	15.07%		$291,409,944	0.80%	0.09%		0.82%	79.49%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Mid Cap Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

23

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

24

Notes to Financial Statements (Continued)

December 31, 2016

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$820,451,708	$—	$—	$820,451,708
Exchange Traded Fund	3,895,600	—	—	3,895,600
Repurchase Agreements	—	27,821,818	—	27,821,818
Total	$824,347,308	$27,821,818	$—	$852,169,126

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time. The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the

25

Notes to Financial Statements (Continued)

December 31, 2016

investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2016, were $27,821,818, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to note (a) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $200,011,111, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $100,005,444, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00%-7.50%, maturing 01/05/17-08/01/46; total market value $102,000,004.

26

Notes to Financial Statements (Continued)

December 31, 2016

ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $350,019,444, collateralized by U.S. Government Agency Securities, ranging from 2.24%-4.00%, maturing 11/01/26-05/01/46; total market value $357,000,001.

At December 31, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$4,000,000	$—	$4,000,000	$(4,000,000)	$—
BNP Paribas Securities Corp.	3,000,000	—	3,000,000	(3,000,000)	—
ML Pierce Fenner & Smith, Inc.	20,821,818	—	20,821,818	(20,821,818)	—
Total	$27,821,818	$—	$27,821,818	$(27,821,818)	$—

Amounts	designated as “—” are zero.

*	At December 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security

27

Notes to Financial Statements (Continued)

December 31, 2016

is still held;otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to net operating loss and investments in passive foreign investment companies (“PFICs”). These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investments
$(2,219,318)	$1,074,378	$1,144,940

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

28

Notes to Financial Statements (Continued)

December 31, 2016

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Neuberger Berman Management LLC
Wells Capital Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.70%

The Trust and NFA have entered into a written contract waiving 0.029% of investment advisory fees of the Fund until April 30, 2017. During the year ended December 31, 2016, the waiver of such investment advisory fees by NFA amounted to $239,491, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.75%, and after contractual fee waivers was 0.72%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.82% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

29

Notes to Financial Statements (Continued)

December 31, 2016

As of December 31, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $277,079 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $3,567.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.07% and 0.07% for Class I and Class II shares, respectively, for a total amount of $334,145.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day

30

Notes to Financial Statements (Continued)

December 31, 2016

of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $521,857,294 and sales of $589,985,343 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and

31

Notes to Financial Statements (Continued)

December 31, 2016

enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2016, the Fund recaptured $73,490 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$—	$95,385,281	$95,385,281	$—	$95,385,281

Amounts designated as “—” are zero or have been rounded to zero.

* Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$—	$129,477,167	$129,477,167	$—	$129,477,167

Amounts designated as “—” are zero or have been rounded to zero.

* Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$46,131,750	$46,131,750	$—	$139,315,806	$185,447,556

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$712,853,320	$157,203,410	$(17,887,604)	$139,315,806

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of

NVIT Multi-Manager Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Mid Cap Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

33

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

The Fund designates $95,385,281 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

34

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

35

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

36

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

37

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

38

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

39

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

40

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

41

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

42

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

43

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

44

Annual Report

December 31, 2016

NVIT Multi-Manager Mid Cap Value Fund

AR-MM-MCV 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager Mid Cap Value Fund

For the annual period ended December 31, 2016, the NVIT Multi-Manager Mid Cap Value Fund (Class Y*) returned 17.93% versus 20.00% for its benchmark, the Russell Midcap® Value Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mid-Cap Value Funds (consisting of 31 funds as of December 31, 2016) was 17.67% for the same time period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: American Century Investment Management, Inc.; Thompson, Siegel & Walmsley LLC; and WEDGE Capital Management, L.L.P.

The following commentary is provided by American Century Investment Management, Inc.

After a tumultuous first quarter, U.S. stocks delivered solid returns in 2016. This was attributable to positive U.S. economic news, healthy corporate earnings performance, and a pickup in mergers-and-acquisition activity. Despite this backdrop, factors such as international economic weakness, shifting commodity prices and global political uncertainty, particularly in the wake of the U.K. Brexit vote to leave the European Union, contributed to periods of volatility. Uncertainty over the timing of the Federal Reserve’s (Fed’s) next interest rate hike also contributed to uncertainty. Ultimately, however, the central bank’s more-gradual-than-expected approach to monetary tightening aided market performance over the period. In the fourth quarter, the market staged a strong rally after Donald Trump’s election raised expectations for corporate tax cuts and regulation rollbacks. The energy market stabilized after a sell-off early in the year. Concerns about excess supply as well as global demand caused the commodity price of oil to fall to just above $26 per barrel in February. Supply/demand fundamentals ultimately stabilized, leading to a rebound in the commodity price. In November, the Organization of Petroleum Exporting Countries (OPEC) nations announced plans to reduce oil production. This news helped boost oil prices and energy stocks, with the oil commodity price trading above $53 by year-end. Similarly, other commodity prices stabilized due to reduced concerns over global economic growth, which led to strong returns in the Materials sector. The Fed finally raised its target rate by 25 basis points in mid-December, and policymakers hinted at additional rate hikes in 2017. As a result, the yield curve steepened in the fourth quarter, which was a boon for banks.

Against the backdrop, mid-capitalization stocks underperformed small caps, but outperformed large caps. Value stocks generally outperformed growth stocks, and higher-quality stocks (B+ or better) slightly outperformed lower-quality (B or worse) stocks. Ten of the 11 sectors in the Russell Midcap Value Index generated positive returns, with notable strength in Materials and Energy. These sectors benefited from rising commodity prices. Health Care was the only sector with negative returns for the year.

The Fund sleeve’s relative outperformance was driven primarily by security selection, with a smaller benefit from sector allocation decisions. Stock selection was especially positive in Financials and Industrials. A sleeve underweight in Real Estate, a new stand-alone sector that was separated from Financials on August 31, added to relative performance as a number of benchmark REIT investments traded lower as interest rates rose.

On a negative note, an underweight in Materials detracted from relative performance, due in part to a lack of exposure to metals and mining stocks that delivered strong performance for the benchmark. Security selection in energy also subtracted from relative returns.

4

Fund Commentary (con’t.)	NVIT Multi-Manager Mid Cap Value Fund

Select Utilities, Consumer Staples and Technology Investments Boosted Results

Positive contributors among individual holdings included Westar Energy, as shares of the utility surged higher on news of its acquisition by Great Plains Energy. In the Consumer Staples sector, Sysco, a marketer and distributor of food products, rose after reporting strong earnings due to improved operations. In the Information Technology sector, shares of Applied Materials advanced after the company experienced order strength. Also, the company held an analyst day in mid-September that showed improvement in market share. Stock selection in Health Care also aided results, as the company had no exposure to pharmaceutical company Perrigo, a significant benchmark detractor. Perrigo shares plummeted in the second quarter after the company issued weak guidance and its CEO resigned.

Individual Health Care, Financials and Real Estate Holdings Detracted

While the Fund sleeve’s overall holdings in Health Care and Financials aided relative returns, several individual investments in these areas were detractors. These included LifePoint Health, a hospital company with facilities in rural and non-urban communities. Toward the beginning of 2016, LifePoint Health reported weaker volumes for fourth-quarter earnings due to a milder flu season versus the prior year. The stock also fell on concerns over the possibility of decelerating growth rates, and in the second quarter because of worries over the end of the volumes benefit from the Affordable Care Act (ACA). In the third quarter, the company reported that it missed its revenues and earnings targets. This earnings miss was due to both temporary staffing costs to cover physician departures, and the implementation of a new billing system at a recently acquired hospital.

In the Financials sector, shares of capital markets company LPL Financial Holdings dropped in early 2016 after the company missed consensus earnings estimates due to lower interest rate expectations.

Another detractor, real estate investment CoreCivic (previously called Corrections

Corporation of America) is a large U.S. operator of private prisons. In the third quarter, the Department of Justice issued a surprise announcement stating that it wanted the Bureau of Prisons to phase out the federal government’s use of private prisons. Homeland Security later stated that it wanted U.S. Immigration and Customs Enforcement to research ending the use of private prisons. In the presidential debate in late September, Hillary Clinton also stated that she would like to eliminate private prisons. These developments pressured the stock, and the team eliminated the position in the third quarter.

In Industrials, lack of exposure to American Airlines Group hindered relative performance, as the airline reported higher revenue-per-passenger growth, which boosted its stock price.

As of December 31, 2016, the Fund sleeve’s largest overweights are in Financials, Health Care and Consumer Staples. In the Financials sector, the sleeve is overweight Banks, which benefited from higher interest rates, a steeper yield curve, the potential for lower corporate tax rates, optimism for economic growth and better credit, and the potential for an easing regulatory burden. The sleeve maintains an overweight in the sector, but the team has reduced its overweight on relative strength. The sleeve also has select overweight positions in the capital markets industry.

The team added to the Health Care weighting after political rhetoric, including around the potential repeal of the ACA, pressured health care stocks. Health Care is the largest overweight in the sleeve. Additionally, the threat of mandated lower drug pricing pressured pharmaceutical companies. Volatility at the end of the year gave the team an opportunity to add higher-quality health care stocks to the sleeve. In the fourth quarter, the team added two health care services stocks, McKesson and Express Scripts, a pharmacy benefit manager with an attractive risk/reward profile.

In Consumer Staples, the Fund sleeve managers have identified many stocks that fit their investment process well due to high returns on invested capital, stability, attractive relative yields

5

Fund Commentary (con’t.)	NVIT Multi-Manager Mid Cap Value Fund

and strong balance sheets. The team has been adding to this sector on underperformance. Increases in weights in the sector occurred on underperformance during the fourth quarter.

The sleeve’s largest underweights include Real Estate, Materials and Utilities. In Real Estate, the team continues to believe that REITs are generally overvalued, and maintained an underweight in the sector. The team believes that Real Estate has generally been overvalued for some time, leading to the sleeve’s continued underweight in the sector.

In the Materials sector, the Fund sleeve holds a few names in the containers and packaging industry and has very limited exposure to the metals and mining industry. Many metals and mining stocks don’t meet the team’s quality criteria. The Utilities sector remains underweight. The team believes that valuations are overextended after Utilities previously outperformed due to heavy interest from yield-seeking investors.

NOTE: The team occasionally buys derivatives such as foreign exchange forward hedge contracts to offset the inherent currency risk of holding foreign securities in the Fund sleeve.

Portfolio Managers:

Phillip N. Davidson, CFA; Michael Liss, CFA; Kevin Toney, CFA; and Brian Woglom, CFA

The following commentary is provided by Thompson, Siegel & Walmsley LLC

The Utilities, Financial Services, and Technology sectors were the most notable contributors to relative performance. Within Utilities, the Fund sleeve benefited from strong stock selection. In fact, eight of 11 holdings contributed positively to the sleeve’s relative return. The top contributors were regulated utility holding company Alliant Energy and independent power producer Talen Energy Corp. Talen Energy specifically announced it had entered into a definitive merger agreement with affiliates of Riverstone Holdings, LLC, and was no longer held in the sleeve as of the end of June. In Financial Services, a broad array of stocks outperformed. Companies such as property and casualty reinsurer Alleghany

Corporation and mortgage REIT Annaly Capital Management led the way. Student loan servicer Navient Corp. and commercial bank First Republic Bank also made meaningful contributions. We exited our position in First Republic Bank at the beginning of December following significant price appreciation, and in search of better risk/reward opportunities. We exited our position in Navient Corp. in late June due to growing political and regulatory pressure surrounding student loan providers. Lastly, the sleeve’s overweight allocation to the outperforming Technology sector contributed positively to relative performance, along with security selection within software names.

Consumer Discretionary, Energy, and Materials & Processing were the three most notable detractors from relative return. In Consumer Discretionary, the primary detractor was tax preparation servicer H&R Block, due to an ongoing struggle with industry headwinds and a strategic shift that has had a short-term negative impact on earnings. Shares of cable television network AMC Networks also declined due to a challenged industry backdrop, combined with concerns that viewership for the TV network’s best-performing show has peaked and the market’s uncertainty around new strategic initiatives employed by management. In Energy, Chesapeake Energy shares were the main driver of underperformance, as fears that the company would face a higher probability of bankruptcy due to counterparty margin calls weighed on the stock. We exited our position in the stock in early February. Lastly, the Fund sleeve’s underweight allocation to the Materials & Processing sector along with our lack of exposure to the rally in gold, steel and copper, detracted from performance.

Valuations have risen significantly over the last three years, making the market more vulnerable to news like Great Britain’s decision to leave the European Union, a surprise outcome of the U.S. election, a more hawkish U.S. Federal Reserve and difficulties in emerging markets. The continued uncertainty with a new president and Congress in place combined with other macroeconomic events should result in increasing volatility, which underscores the need for

6

Fund Commentary (con’t.)	NVIT Multi-Manager Mid Cap Value Fund

disciplined stock picking. We believe TSW’s valuation discipline and focus on fundamentals will be rewarded in this market environment.

Portfolio Manager:

Brett P. Hawkins, CFA

The following commentary is provided by WEDGE Capital Management, L.L.P.

In the calendar year 2016, mid-cap value stocks outperformed large-cap value stocks, but trailed the performance of small-cap value stocks. The Russell Midcap Value index posted a 20% return, which was the Index’s best annual return since 2013. Within the benchmark, the Transportation sector, most notably the Airline stocks, fueled a high-flying 53% return in 2016. The Basic Materials sector shined bright with a 38% market return driven largely by the Metals and Mining companies. And Commercial Banks staged an end-of-the-year rally in anticipation of rising interest rates and a reduced regulatory environment in 2017. Conversely, Health Care stocks fared the worst within the mid-cap index by falling 4% as their underperforming illness spread to Consumer Services stocks, which declined 0.5% in the year.

Given the significant market return differences created by short-term sector rotation, active fund managers struggled to keep pace with the benchmark. According to the Lipper mutual fund universe, only 37% of all actively managed mid-cap value mutual funds outperformed the Russell Midcap Value index in 2016. However, these extreme sector movements have created exploitable dislocations between individual company valuations and current stock prices, which should be well-suited for active management in 2017.

The WEDGE Capital sleeve of the NVIT Multi-Manager Mid Cap Value Fund posted a 15.3% gross-of-fee return in 2016. Overall, our difference in stock selection detracted from performance in the period while our sector selection contributed positively to relative performance.

While the Fund sleeve underperformed in the year, several factors contributed positively to the relative return. Stock selection in Financials was particular strong, especially within Real Estate Investment Trusts (REITs). For example, EPR Properties, a Kansas City-based specialty REIT that invests in education, recreational and entertainment property types, was up 29% in the year. And MFA Financial, a residential mortgage-backed REIT, also was up 29%. Our best-performing bank was Cullen/Frost Bankers, a Texas-based consumer and commercial bank, which posted a handsome 52% return in 2016. All securities are still held as of December 31, 2016.

Technology stock selection in both Information Technology Hardware and Services also were positive. Marvell Technology, a producer of storage, communications and consumer semi-conductor products, rallied 61% and contributed approximately 1.7% to the relative return. And even better yet, Computer Sciences Corporation, which provides technology solutions and services to over 2,500 corporate clients in 60 countries around the world, posted an incredible 84% annual return. All securities are still held as of December 31, 2016.

Offsetting these positive attributes were several negative contributing factors. Energy stock selection for the year was weak as the Fund sleeve did not own the right oil exploration and production exposure. Specifically, not owning industry giants Bakers Hughes or Marathon Petroleum caused relative performance to lag versus the Russell Midcap Value Index. Instead, the sleeve’s results were hindered by poor performance from Houston-based Weatherford International, an oil and gas service company, and EQT Corporation which specializes in natural gas exploration and pipelines. Weatherford and EQT Corporation were still held as of December 31, 2016.

As previously mentioned, Basic Material stocks did very well in the benchmark. Unfortunately, the sleeve did not own any of the Metals and Mining companies such as Newmont Mining, Freeport-McMoRan or Nucor. Notable laggards within our Basic Materials sector exposure were specialty-chemical company Ashland and glass bottle-maker Owens-Illinois. Both securities were still held as of December 31, 2016.

7

Fund Commentary (con’t.)	NVIT Multi-Manager Mid Cap Value Fund

And finally, stock selection, combined with an overweight position, in Consumer Durables hurt relative performance in 2016. The two main detractors were home-builder D.R. Horton, which fell 13% on depressed home sales, and automotive parts manufacturer Delphi Automotive, which was down 20% largely on foreign currency headwinds. Both securities were still held as of December 31, 2016.

Going into the New Year, our largest overweights remain Consumer Durables and Health Care. In the case of Consumer Durables, we are paying well-below-market multiples for earnings that are at, or below, normalized levels. Over the course of the past 18 months, Health Care has gone from one of the most richly valued sectors to one of the cheapest, and we believe there are compelling values to be found. Two of our larger underweights are Consumer Staples and Retail, based on difficulty identifying inexpensive stocks within either sector. As we look ahead to 2017, we are cautiously optimistic on the current state of the U.S. equity market, and will take advantage of any opportunities created by increased market volatility.

Portfolio Managers:

John Carr, John Norman and Brian Pratt, CFA

*Performance is shown for the Fund’s Class Y because that share class now has more assets than the Fund’s Class II (which was previously shown for performance reporting).

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including mid-sized companies). The Fund also is subject to the risks of investing in foreign securities (which may be volatile, harder to price and less liquid than U.S. securities). The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Fund Overview	NVIT Multi-Manager Mid Cap Value Fund

Asset Allocation†

Common Stocks	97.0%
Repurchase Agreement	0.9%
Exchange Traded Fund	0.8%
Master Limited Partnership	0.1%
Forward Foreign Currency Contracts††	(0.0)%
Other assets in excess of liabilities	1.2%
100.0%

Top Holdings†††

EQT Corp.	1.9%
Zimmer Biomet Holdings, Inc.	1.9%
FNF Group	1.9%
Allstate Corp. (The)	1.8%
CIT Group, Inc.	1.8%
MEDNAX, Inc.	1.7%
Wyndham Worldwide Corp.	1.4%
Republic Services, Inc.	1.3%
Great Plains Energy, Inc.	1.3%
TransDigm Group, Inc.	1.3%
Other Holdings*	83.7%
100.0%

Top Industries†††

Insurance	8.9%
Banks	7.2%
Electric Utilities	7.0%
Health Care Providers & Services	6.5%
Oil, Gas & Consumable Fuels	6.4%
Equity Real Estate Investment Trusts (REITs)	5.9%
Media	3.4%
Semiconductors & Semiconductor Equipment	3.2%
Energy Equipment & Services	3.0%
Health Care Equipment & Supplies	3.0%
Other Industries*	45.5%
100.0%

Objective

The Fund seeks long-term capital appreciation.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class Y) returned 17.93%, underperforming the benchmark by 2.07% and outperforming the Lipper peer category median by 0.26%

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

9

Fund Performance	NVIT Multi-Manager Mid Cap Value Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	Inception[2]
Class I	17.72%	16.27%	10.14%
Class II	17.59%	16.10%	9.96%
Class Y	17.93%	16.42%	10.25%
Russell Midcap® Value Index	20.00%	15.70%	10.03%
CPI	2.07%	1.36%	1.41%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.95%	0.94%
Class II	1.06%	1.05%
Class Y	0.80%	0.79%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

10

Fund Performance (con’t.)	NVIT Multi-Manager Mid Cap Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager Mid Cap Value Fund since inception through 12/31/16 versus performance of the Russell Midcap® Value Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

11

Shareholder Expense Example	NVIT Multi-Manager Mid Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Mid Cap Value Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	1,096.30	4.95	0.94
	Hypothetical	(a)(b)	1,000.00	1,020.41	4.77	0.94
Class II Shares	Actual	(a)	1,000.00	1,095.40	5.53	1.05
	Hypothetical	(a)(b)	1,000.00	1,019.86	5.33	1.05
Class Y Shares	Actual	(a)	1,000.00	1,096.60	4.16	0.79
	Hypothetical	(a)(b)	1,000.00	1,021.17	4.01	0.79

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

12

Statement of Investments

December 31, 2016

NVIT Multi-Manager Mid Cap Value Fund

Common Stocks 97.0%

	Shares	Market Value

Aerospace & Defense 1.6%
Textron, Inc.	80,526	$3,910,342
TransDigm Group, Inc.	55,976	13,935,785

		17,846,127

Airlines 0.9%
Alaska Air Group, Inc.	58,700	5,208,451
JetBlue Airways Corp.*	204,600	4,587,132

		9,795,583

Auto Components 1.8%
Dana, Inc.	446,200	8,468,876
Delphi Automotive plc	173,448	11,681,723

		20,150,599

Automobiles 0.3%
Honda Motor Co. Ltd., ADR-JP (a)	97,372	2,842,289

Banks 7.2%
Bank of Hawaii Corp.	25,892	2,296,361
BB&T Corp.	94,152	4,427,027
CIT Group, Inc.	466,700	19,918,756
Comerica, Inc.	42,580	2,900,124
Commerce Bancshares, Inc.	63,879	3,692,845
Cullen/Frost Bankers, Inc.	109,300	9,643,539
Fifth Third Bancorp	336,200	9,067,314
M&T Bank Corp.	65,671	10,272,915
PNC Financial Services Group, Inc. (The)	38,015	4,446,234
SunTrust Banks, Inc.	45,896	2,517,396
TCF Financial Corp.	204,321	4,002,648
UMB Financial Corp.	26,740	2,062,189
Westamerica Bancorp (a)	51,832	3,261,788

		78,509,136

Biotechnology 0.4%
United Therapeutics Corp.*	31,400	4,503,702

Building Products 0.8%
Johnson Controls International plc	216,932	8,935,429

Capital Markets 2.0%
Ameriprise Financial, Inc.	26,930	2,987,614
Invesco Ltd.	116,928	3,547,596
Northern Trust Corp.	116,478	10,372,366
State Street Corp.	34,735	2,699,604
T. Rowe Price Group, Inc.	32,304	2,431,199

		22,038,379

Chemicals 1.8%
Ashland Global Holdings, Inc.	104,600	11,431,734
Eastman Chemical Co.	110,300	8,295,663

		19,727,397

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies 1.6%
Clean Harbors, Inc.*	14,979	$833,581
Republic Services, Inc.	256,801	14,650,497
Steelcase, Inc., Class A	134,600	2,409,340

		17,893,418

Communications Equipment 1.0%
ARRIS International plc*	205,480	6,191,112
EchoStar Corp., Class A*	83,643	4,298,414

		10,489,526

Consumer Finance 1.2%
Ally Financial, Inc.	689,300	13,110,486

Containers & Packaging 2.4%
Bemis Co., Inc.	26,936	1,288,080
Owens-Illinois, Inc.*	442,100	7,696,961
Packaging Corp. of America	119,400	10,127,508
Sonoco Products Co.	45,455	2,395,478
WestRock Co.	87,760	4,455,575

		25,963,602

Diversified Consumer Services 0.6%
H&R Block, Inc.	265,500	6,103,845

Diversified Financial Services 0.2%
Leucadia National Corp.	83,500	1,941,375

Diversified Telecommunication Services 0.2%
Level 3 Communications, Inc.*	43,503	2,451,829

Electric Utilities 7.0%
Alliant Energy Corp.	140,800	5,334,912
Edison International	75,381	5,426,678
Eversource Energy	26,743	1,477,016
FirstEnergy Corp.	343,800	10,647,486
Great Plains Energy, Inc.	513,800	14,052,430
PG&E Corp.	80,220	4,874,969
Pinnacle West Capital Corp.	161,900	12,633,057
PPL Corp.	350,200	11,924,310
Xcel Energy, Inc.	247,605	10,077,524

		76,448,382

Electrical Equipment 0.7%
Emerson Electric Co.	43,735	2,438,226
Hubbell, Inc.	34,930	4,076,331
Rockwell Automation, Inc.	12,786	1,718,439

		8,232,996

Electronic Equipment, Instruments & Components 1.8%
Avnet, Inc.	110,800	5,275,188
Keysight Technologies, Inc.*	310,299	11,347,635
TE Connectivity Ltd.	48,015	3,326,479

		19,949,302

13

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services 3.0%
Baker Hughes, Inc.	79,770	$5,182,657
FMC Technologies, Inc.*	168,086	5,972,096
Frank’s International NV (a)	117,321	1,444,221
Halliburton Co.	48,109	2,602,216
National Oilwell Varco, Inc.	78,403	2,935,408
SEACOR Holdings, Inc.*	49,400	3,521,232
Transocean Ltd.*	150,500	2,218,370
Weatherford International plc*	1,806,500	9,014,435

		32,890,635

Equity Real Estate Investment Trusts (REITs) 5.8%
AvalonBay Communities, Inc.	50,200	8,892,930
Boston Properties, Inc.	1,801	226,530
CBL & Associates Properties, Inc.	354,000	4,071,000
Communications Sales & Leasing, Inc.*	275,100	6,990,291
Crown Castle International Corp.	62,300	5,405,771
Empire State Realty Trust, Inc., Class A	67,111	1,354,971
EPR Properties	114,700	8,232,019
Gaming and Leisure Properties, Inc.	60,200	1,843,324
Host Hotels & Resorts, Inc.	116,628	2,197,271
Lamar Advertising Co., Class A	157,476	10,588,686
MGM Growth Properties LLC, Class A	241,806	6,120,110
Piedmont Office Realty Trust, Inc., Class A	132,326	2,766,937
Welltower, Inc.	4,287	286,929
Weyerhaeuser Co.	168,765	5,078,139

		64,054,908

Food & Staples Retailing 1.3%
Casey’s General Stores, Inc.	30,300	3,602,064
Sysco Corp.	51,228	2,836,494
Whole Foods Market, Inc.	251,600	7,739,216

		14,177,774

Food Products 2.3%
Conagra Brands, Inc.	117,107	4,631,582
General Mills, Inc.	41,203	2,545,109
JM Smucker Co. (The)	17,480	2,238,489
Kellogg Co.	112,236	8,272,915
Lamb Weston Holdings, Inc.*	32,742	1,239,285
Mead Johnson Nutrition Co.	24,231	1,714,586
Mondelez International, Inc., Class A	93,744	4,155,671

		24,797,637

Gas Utilities 1.2%
Atmos Energy Corp.	26,728	1,981,881
Spire, Inc.	38,976	2,515,901
UGI Corp.	186,900	8,612,352

		13,110,134

Health Care Equipment & Supplies 3.0%
Abbott Laboratories	51,107	1,963,020
Baxter International, Inc.	49,564	2,197,668

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
DENTSPLY SIRONA, Inc.	107,286	$6,193,621
STERIS plc	33,426	2,252,578
Zimmer Biomet Holdings, Inc.	196,121	20,239,687

		32,846,574

Health Care Providers & Services 6.4%
AmerisourceBergen Corp.	113,000	8,835,470
Cardinal Health, Inc.	144,861	10,425,646
Express Scripts Holding Co.*	24,215	1,665,750
HCA Holdings, Inc.*	13,508	999,862
Laboratory Corp. of America Holdings*	56,100	7,202,118
LifePoint Health, Inc.*	88,624	5,033,843
McKesson Corp.	13,030	1,830,063
MEDNAX, Inc.*	273,800	18,251,508
Quest Diagnostics, Inc.	30,885	2,838,332
Universal Health Services, Inc., Class B	125,600	13,361,328

		70,443,920

Hotels, Restaurants & Leisure 2.2%
Carnival Corp.	44,769	2,330,674
Royal Caribbean Cruises Ltd.	87,300	7,162,092
Wyndham Worldwide Corp.	198,100	15,128,897

		24,621,663

Household Durables 1.0%
D.R. Horton, Inc.	301,400	8,237,262
PulteGroup, Inc.	130,706	2,402,376

		10,639,638

Independent Power and Renewable Electricity Producers 0.4%
AES Corp.	380,700	4,423,734

Industrial Conglomerates 0.3%
Koninklijke Philips NV	123,823	3,785,506

Insurance 8.8%
Aflac, Inc.	22,795	1,586,532
Alleghany Corp.*	12,100	7,358,252
Allstate Corp. (The)	268,856	19,927,607
Brown & Brown, Inc.	65,014	2,916,528
Chubb Ltd.	36,400	4,809,168
Fairfax Financial Holdings Ltd.	11,000	5,353,700
FNF Group	595,100	20,209,596
Loews Corp.	111,700	5,230,911
Markel Corp.*	2,000	1,809,000
MetLife, Inc.	46,081	2,483,305
ProAssurance Corp.	34,293	1,927,266
Progressive Corp. (The)	200,100	7,103,550
Reinsurance Group of America, Inc.	30,390	3,823,974
Torchmark Corp.	16,092	1,186,946
Unum Group	78,234	3,436,820
Willis Towers Watson plc	58,427	7,144,453

		96,307,608

14

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet & Direct Marketing Retail 0.7%
Liberty Expedia Holdings, Inc., Class A*	117,380	$4,656,465
Liberty Ventures, Series A*	95,820	3,532,883

		8,189,348

IT Services 1.8%
Amdocs Ltd.	61,200	3,564,900
Computer Sciences Corp.	80,400	4,777,368
Convergys Corp.	142,469	3,499,039
CSRA, Inc.	153,900	4,900,176
Western Union Co. (The)	160,900	3,494,748

		20,236,231

Leisure Products 0.8%
Brunswick Corp.	135,100	7,368,354
Mattel, Inc.	44,096	1,214,845

		8,583,199

Life Sciences Tools & Services 0.3%
Bio-Rad Laboratories, Inc., Class A*	19,700	3,590,916

Machinery 1.7%
Cummins, Inc.	20,636	2,820,322
Dover Corp.	111,310	8,340,459
Ingersoll-Rand plc	55,057	4,131,477
ITT, Inc.	20,125	776,221
Oshkosh Corp.	9,710	627,363
Parker-Hannifin Corp.	13,264	1,856,960

		18,552,802

Media 3.4%
AMC Networks, Inc., Class A*	150,100	7,856,234
Discovery Communications, Inc., Class C*	195,800	5,243,524
DISH Network Corp., Class A*	30,300	1,755,279
Liberty Braves Group, Series C*	42,431	873,654
Liberty Media Corp-Liberty SiriusXM, Series C*	181,300	6,149,696
Madison Square Garden Co. (The), Class A*	36,133	6,197,171
MSG Networks, Inc., Class A*	124,000	2,666,000
News Corp., Class A	322,500	3,695,850
News Corp., Class B	209,900	2,476,820

		36,914,228

Metals & Mining 0.1%
Nucor Corp.	10,437	621,210

Mortgage Real Estate Investment Trusts (REITs) 1.4%
Annaly Capital Management, Inc.	992,800	9,898,216
MFA Financial, Inc.	787,100	6,005,573

		15,903,789

Multiline Retail 0.3%
Target Corp.	43,711	3,157,246

Common Stocks (continued)

	Shares	Market Value

Multi-Utilities 1.9%
Ameren Corp.	47,927	$2,514,251
CMS Energy Corp.	107,200	4,461,664
Consolidated Edison, Inc.	30,412	2,240,756
NorthWestern Corp.	38,052	2,164,017
SCANA Corp.	72,200	5,290,816
WEC Energy Group, Inc.	75,700	4,439,805

		21,111,309

Oil, Gas & Consumable Fuels 6.3%
Anadarko Petroleum Corp.	62,954	4,389,782
Antero Resources Corp.*	185,700	4,391,805
Cimarex Energy Co.	9,614	1,306,543
Devon Energy Corp.	70,672	3,227,590
EQT Corp.	310,930	20,334,822
Imperial Oil Ltd.	166,747	5,801,030
Marathon Petroleum Corp.	36,400	1,832,740
Murphy Oil Corp.	409,731	12,754,926
Noble Energy, Inc.	135,727	5,165,770
Occidental Petroleum Corp.	55,785	3,973,565
Range Resources Corp.	108,000	3,710,880
Valero Energy Corp.	26,100	1,783,152

		68,672,605

Real Estate Management & Development 0.2%
CBRE Group, Inc., Class A*	84,400	2,657,756

Road & Rail 1.0%
CSX Corp.	83,766	3,009,712
Heartland Express, Inc.	175,338	3,569,882
Werner Enterprises, Inc.	165,726	4,466,316

		11,045,910

Semiconductors & Semiconductor Equipment 3.2%
Applied Materials, Inc.	165,329	5,335,167
First Solar, Inc.*	136,200	4,370,658
KLA-Tencor Corp.	35,200	2,769,536
Lam Research Corp.	48,790	5,158,567
Marvell Technology Group Ltd.	694,700	9,635,489
Maxim Integrated Products, Inc.	104,002	4,011,357
Teradyne, Inc.	134,013	3,403,930

		34,684,704

Software 1.5%
CA, Inc.	83,500	2,652,795
Citrix Systems, Inc.*	29,300	2,616,783
Dell Technologies, Inc., Class V*	128,400	7,058,148
Synopsys, Inc.*	76,000	4,473,360

		16,801,086

Specialty Retail 1.0%
Advance Auto Parts, Inc.	21,033	3,557,101
Bed Bath & Beyond, Inc.	110,100	4,474,464
CST Brands, Inc.	56,040	2,698,326

		10,729,891

15

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Technology Hardware, Storage & Peripherals 1.0%
NetApp, Inc.	199,605	$7,040,068
Western Digital Corp.	53,600	3,642,120

		10,682,188

Textiles, Apparel & Luxury Goods 0.9%
Fossil Group, Inc.* (a)	139,600	3,610,056
Michael Kors Holdings Ltd.*	104,000	4,469,920
Ralph Lauren Corp.	18,391	1,661,075

		9,741,051

Thrifts & Mortgage Finance 0.3%
Capitol Federal Financial, Inc.	230,569	3,795,166

Total Common Stocks (cost $955,898,018)		1,064,703,768

Exchange Traded Fund 0.8%
Exchange Traded Fund 0.8%
iShares Russell Mid-Cap Value ETF	114,113	9,178,109

Total Exchange Traded Fund (cost $8,558,545)		9,178,109

Master Limited Partnership 0.1%

	Principal Amount

Oil, Gas & Consumable Fuels 0.1%
Spectra Energy Partners LP,	$17,929	821,865

Total Master Limited Partnership (cost $836,929)		821,865

Repurchase Agreements 0.9%
ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $10,157,729, collateralized by U.S. Government Agency Securities, ranging from 2.24% - 4.00%, maturing 11/01/26 - 05/01/46; total market value $10,360,308. (b)(c)	10,157,165	10,157,165

Total Repurchase Agreements (cost $10,157,165)		10,157,165

Total Investments (cost $975,450,657) (d) — 98.8%		1,084,860,907
Other assets in excess of liabilities — 1.2%		12,671,190

NET ASSETS — 100.0%		$1,097,532,097

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2016. The total value of securities on loan at December 31, 2016 was $9,878,651.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2016 was $10,157,165.

(c)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

JP	Japan

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NV	Public Traded Company

plc	Public Limited Company

REIT	Real Estate Investment Trust

16

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Mid Cap Value Fund (Continued)

At December 31, 2016, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Canadian Dollar	Morgan Stanley Co., Inc.	03/31/17	(7,112,948)	$(5,317,615)	$(5,303,169)	$14,446
Euro	UBS AG	03/31/17	(2,956,986)	(3,083,575)	(3,126,575)	(43,000)
Euro	UBS AG	03/31/17	(72,622)	(76,195)	(76,787)	(592)
Japanese Yen	Credit Suisse International	03/31/17	(7,419,010)	(63,620)	(63,759)	(139)
Japanese Yen	Credit Suisse International	03/31/17	(193,953,966)	(1,646,580)	(1,666,827)	(20,247)

Total Short Contracts				$(10,187,585)	$(10,237,117)	$(49,532)

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Canadian Dollar	Morgan Stanley Co., Inc.	03/31/17	170,798	$126,712	$127,341	$629
Canadian Dollar	Morgan Stanley Co., Inc.	03/31/17	168,182	124,778	125,391	613

Total Long Contracts				$251,490	$252,732	$1,242

The accompanying notes are an integral part of these financial statements.

17

Statement of Assets and Liabilities

December 31, 2016

NVIT Multi- Manager Mid Cap Value Fund
Assets:
Investments, at value* (cost $965,293,492)	$1,074,703,742
Repurchase agreements, at value (cost $10,157,165)	10,157,165

Total Investments, at value (total cost $975,450,657)	1,084,860,907

Cash	21,893,174
Foreign currencies, at value (cost $216)	216
Interest and dividends receivable	2,569,455
Security lending income receivable	12,111
Receivable for investments sold	1,664,654
Receivable for capital shares issued	59,209
Reclaims receivable	5,023
Unrealized appreciation on forward foreign currency contracts (Note 2)	15,688
Prepaid expenses	1,875

Total Assets	1,111,082,312

Liabilities:
Payable for investments purchased	1,860,288
Payable for capital shares redeemed	606,346
Unrealized depreciation on forward foreign currency contracts (Note 2)	63,978
Payable upon return of securities loaned (Note 2)	10,157,165
Accrued expenses and other payables:
Investment advisory fees	691,421
Fund administration fees	30,207
Distribution fees	90,139
Administrative servicing fees	4,421
Accounting and transfer agent fees	311
Custodian fees	6,512
Compliance program costs (Note 3)	1,113
Professional fees	18,280
Printing fees	11,945
Other	8,089

Total Liabilities	13,550,215

Net Assets	$1,097,532,097

Represented by:
Capital	$955,050,856
Accumulated undistributed net investment income	3,295,859
Accumulated net realized gains from investments forward and foreign currency transactions	29,823,040
Net unrealized appreciation/(depreciation) from investments	109,410,250
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(48,290)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	382

Net Assets	$1,097,532,097

*	Includes value of securities on loan of $9,878,651 (Note 2).

18

Statement of Assets and Liabilities (Continued)

December 31, 2016

NVIT Multi- Manager Mid Cap Value Fund
Net Assets:
Class I Shares	$6,979,976
Class II Shares	421,646,285
Class Y Shares	668,905,836

Total	$1,097,532,097

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	657,913
Class II Shares	39,581,963
Class Y Shares	62,636,240

Total	102,876,116

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.61
Class II Shares	$10.65
Class Y Shares	$10.68

The accompanying notes are an integral part of these financial statements.

19

Statement of Operations

For the Year Ended December 31, 2016

NVIT Multi- Manager Mid Cap Value Fund
INVESTMENT INCOME:
Dividend income	$23,301,511
Income from securities lending (Note 2)	190,750
Interest income	115,630
Foreign tax withholding	(52,836)

Total Income	23,555,055

EXPENSES:
Investment advisory fees	7,862,350
Fund administration fees	341,856
Distribution fees Class II Shares	1,012,097
Administrative servicing fees Class I Shares	6,384
Administrative servicing fees Class II Shares	40,480
Professional fees	64,545
Printing fees	34,583
Trustee fees	32,283
Custodian fees	39,503
Accounting and transfer agent fees	2,057
Compliance program costs (Note 3)	4,527
Other	31,564

Total expenses before fees waived	9,472,229

Investment advisory fees waived (Note 3)	(136,461)

Net Expenses	9,335,768

NET INVESTMENT INCOME	14,219,287

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	49,718,218
Net realized gains from forward and foreign currency transactions (Note 2)	168,609

Net realized gains from investments forward and foreign currency transactions	49,886,827

Net change in unrealized appreciation/(depreciation) from investments	109,993,152
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(28,449)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	939

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	109,965,642

Net realized/unrealized gains from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	159,852,469

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$174,071,756

The accompanying notes are an integral part of these financial statements.

20

Statements of Changes in Net Assets

	NVIT Multi-Manager Mid Cap Value Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$14,219,287	$16,413,707
Net realized gains from investments forward and foreign currency transactions	49,886,827	81,987,049
Net change in unrealized appreciation/(depreciation) from investments forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	109,965,642	(126,950,670)

Change in net assets resulting from operations	174,071,756	(28,549,914)

Distributions to Shareholders From:
Net investment income:
Class I	(91,101)	(38,297)
Class II	(5,558,973)	(5,114,706)
Class Y	(10,455,595)	(9,705,260)
Net realized gains:
Class I	(425,860)	(268,826)
Class II	(35,584,595)	(47,168,637)
Class Y	(55,735,342)	(71,855,057)

Change in net assets from shareholder distributions	(107,851,466)	(134,150,783)

Change in net assets from capital transactions	(15,813,283)	54,790,230

Change in net assets	50,407,007	(107,910,467)

Net Assets:
Beginning of year	1,047,125,090	1,155,035,557

End of year	$1,097,532,097	$1,047,125,090

Accumulated undistributed net investment income at end of year	$3,295,859	$5,073,609

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,080,596	$1,787,590
Dividends reinvested	516,961	307,123
Cost of shares redeemed	(708,672)	(561,705)

Total Class I Shares	3,888,885	1,533,008

Class II Shares
Proceeds from shares issued	18,393,636	13,408,902
Dividends reinvested	41,143,568	52,283,343
Cost of shares redeemed	(68,283,724)	(67,785,387)

Total Class II Shares	(8,746,520)	(2,093,142)

Class Y Shares
Proceeds from shares issued	8,779,700	23,230,703
Dividends reinvested	66,190,937	81,560,317
Cost of shares redeemed	(85,926,285)	(49,440,656)

Total Class Y Shares	(10,955,648)	55,350,364

Change in net assets from capital transactions	$(15,813,283)	$54,790,230

21

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Mid Cap Value Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	388,593	158,833
Reinvested	51,422	30,634
Redeemed	(68,528)	(50,399)

Total Class I Shares	371,487	139,068

Class II Shares
Issued	1,773,129	1,157,606
Reinvested	4,093,240	5,203,608
Redeemed	(6,605,901)	(5,890,266)

Total Class II Shares	(739,532)	470,948

Class Y Shares
Issued	861,476	2,028,134
Reinvested	6,548,047	8,087,472
Redeemed	(8,099,738)	(4,225,849)

Total Class Y Shares	(690,215)	5,889,757

Total change in shares	(1,058,260)	6,499,773

The accompanying notes are an integral part of these financial statements.

22

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Mid Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class I Shares
Year Ended December 31, 2016	$10.03	0.15	1.55	1.70	(0.16)	(0.96)	(1.12)	$10.61	17.72%		$6,979,976	0.94%	1.42%	0.95%	58.02%
Year Ended December 31, 2015	$11.81	0.18	(0.52)	(0.34)	(0.15)	(1.29)	(1.44)	$10.03	(2.75%	)	$2,872,948	0.94%	1.55%	0.95%	52.50%
Year Ended December 31, 2014	$13.22	0.18	1.91	2.09	(0.19)	(3.31)	(3.50)	$11.81	17.15%		$1,740,819	0.94%	1.45%	0.95%	60.07%
Year Ended December 31, 2013	$10.32	0.17	3.48	3.65	(0.17)	(0.58)	(0.75)	$13.22	35.85%		$452,260	0.90%	1.39%	0.95%	113.76%
Year Ended December 31, 2012	$9.92	0.19	1.42	1.61	(0.14)	(1.07)	(1.21)	$10.32	16.65%		$128,695	0.79%	1.81%	0.82%	101.64%

Class II Shares
Year Ended December 31, 2016	$10.06	0.12	1.57	1.69	(0.14)	(0.96)	(1.10)	$10.65	17.59%		$421,646,285	1.05%	1.19%	1.06%	58.02%
Year Ended December 31, 2015	$11.84	0.15	(0.51)	(0.36)	(0.13)	(1.29)	(1.42)	$10.06	(2.89%	)	$405,754,649	1.04%	1.31%	1.06%	52.50%
Year Ended December 31, 2014	$13.24	0.18	1.89	2.07	(0.16)	(3.31)	(3.47)	$11.84	17.02%		$471,930,537	1.05%	1.38%	1.06%	60.07%
Year Ended December 31, 2013	$10.33	0.14	3.50	3.64	(0.15)	(0.58)	(0.73)	$13.24	35.68%		$445,255,404	1.02%	1.16%	1.07%	113.76%
Year Ended December 31, 2012	$9.93	0.16	1.43	1.59	(0.12)	(1.07)	(1.19)	$10.33	16.35%		$372,215,249	1.05%	1.51%	1.07%	101.64%

Class Y Shares
Year Ended December 31, 2016	$10.08	0.15	1.58	1.73	(0.17)	(0.96)	(1.13)	$10.68	17.93%		$668,905,836	0.79%	1.46%	0.80%	58.02%
Year Ended December 31, 2015	$11.86	0.18	(0.51)	(0.33)	(0.16)	(1.29)	(1.45)	$10.08	(2.63%	)	$638,497,493	0.79%	1.58%	0.80%	52.50%
Year Ended December 31, 2014	$13.25	0.21	1.90	2.11	(0.19)	(3.31)	(3.50)	$11.86	17.33%		$681,364,201	0.79%	1.63%	0.80%	60.07%
Year Ended December 31, 2013	$10.34	0.17	3.50	3.67	(0.18)	(0.58)	(0.76)	$13.25	35.97%		$617,701,603	0.76%	1.43%	0.81%	113.76%
Year Ended December 31, 2012	$9.93	0.19	1.43	1.62	(0.14)	(1.07)	(1.21)	$10.34	16.73%		$476,977,907	0.79%	1.81%	0.81%	101.64%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

23

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Mid Cap Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

24

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at closing price on an exchange where such investments are traded. Equity securities, shares of exchange-traded funds, and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets

25

Notes to Financial Statements (Continued)

December 31, 2016

and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$17,846,127	$—	$—	$17,846,127
Airlines	9,795,583	—	—	9,795,583
Auto Components	20,150,599	—	—	20,150,599
Automobiles	2,842,289	—	—	2,842,289
Banks	78,509,136	—	—	78,509,136
Biotechnology	4,503,702	—	—	4,503,702
Building Products	8,935,429	—	—	8,935,429
Capital Markets	22,038,379	—	—	22,038,379
Chemicals	19,727,397	—	—	19,727,397
Commercial Services & Supplies	17,893,418	—	—	17,893,418
Communications Equipment	10,489,526	—	—	10,489,526
Consumer Finance	13,110,486	—	—	13,110,486
Containers & Packaging	25,963,602	—	—	25,963,602
Diversified Consumer Services	6,103,845	—	—	6,103,845
Diversified Financial Services	1,941,375	—	—	1,941,375
Diversified Telecommunication Services	2,451,829	—	—	2,451,829
Electric Utilities	76,448,382	—	—	76,448,382
Electrical Equipment	8,232,996	—	—	8,232,996
Electronic Equipment, Instruments & Components	19,949,302	—	—	19,949,302
Energy Equipment & Services	32,890,635	—	—	32,890,635
Equity Real Estate Investment Trusts (REITs)	64,054,908	—	—	64,054,908
Food & Staples Retailing	14,177,774	—	—	14,177,774
Food Products	24,797,637	—	—	24,797,637
Gas Utilities	13,110,134	—	—	13,110,134
Health Care Equipment & Supplies	32,846,574	—	—	32,846,574
Health Care Providers & Services	70,443,920	—	—	70,443,920
Hotels, Restaurants & Leisure	24,621,663	—	—	24,621,663
Household Durables	10,639,638	—	—	10,639,638
Independent Power and Renewable Electricity Producers	4,423,734	—	—	4,423,734
Industrial Conglomerates	—	3,785,506	—	3,785,506
Insurance	96,307,608	—	—	96,307,608
Internet & Direct Marketing Retail	8,189,348	—	—	8,189,348
IT Services	20,236,231	—	—	20,236,231
Leisure Products	8,583,199	—	—	8,583,199
Life Sciences Tools & Services	3,590,916	—	—	3,590,916
Machinery	18,552,802	—	—	18,552,802
Media	36,914,228	—	—	36,914,228
Metals & Mining	621,210	—	—	621,210
Mortgage Real Estate Investment Trusts (REITs)	15,903,789	—	—	15,903,789
Multiline Retail	3,157,246	—	—	3,157,246
Multi-Utilities	21,111,309	—	—	21,111,309
Oil, Gas & Consumable Fuels	68,672,605	—	—	68,672,605
Real Estate Management & Development	2,657,756	—	—	2,657,756
Road & Rail	11,045,910	—	—	11,045,910
Semiconductors & Semiconductor Equipment	34,684,704	—	—	34,684,704
Software	16,801,086	—	—	16,801,086

26

Notes to Financial Statements (Continued)

December 31, 2016

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Specialty Retail	$10,729,891	$—	$—	$10,729,891
Technology Hardware, Storage & Peripherals	10,682,188	—	—	10,682,188
Textiles, Apparel & Luxury Goods	9,741,051	—	—	9,741,051
Thrifts & Mortgage Finance	3,795,166	—	—	3,795,166
Total Common Stocks	$1,060,918,262	$3,785,506	$—	$1,064,703,768
Exchange Traded Fund	9,178,109	—	—	9,178,109
Forward Foreign Currency Contracts	—	15,688	—	15,688
Master Limited Partnership	821,865	—	—	821,865
Repurchase Agreement	—	10,157,165	—	10,157,165
Total Assets	$1,070,918,236	$13,958,359	$—	$1,084,876,595

Liabilities:
Forward Foreign Currency Contracts	$—	$(63,978)	$—	$(63,978)
Total Liabilities	$—	$(63,978)	$—	$(63,978)
Total	$1,070,918,236	$13,894,381	$—	$1,084,812,617

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign

27

Notes to Financial Statements (Continued)

December 31, 2016

currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts,” if applicable.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2016

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$15,688
Total		$15,688

Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(63,978)
Total		$(63,978)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$185,775
Total	$185,775

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$(28,449)
Total	$(28,449)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased (a)	$597,227
Average Settlement Value Sold	$10,413,552

(a)	The Fund entered into long forward foreign currency exchange contracts from January 7, 2016 through September 27, 2016 and again from October 11, 2016 through December 31, 2016.

28

Notes to Financial Statements (Continued)

December 31, 2016

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2016:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$15,688	$—	$15,688
Total	$15,688	$—	$15,688

Amounts designated as “—” are zero.

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Morgan Stanley Co., Inc.	$15,688	$—	$—	$15,688
Total	$15,688	$—	$—	$15,688

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(63,978)	$—	$(63,978)
Total	$(63,978)	$—	$(63,978)

Amounts designated as “—” are zero.

29

Notes to Financial Statements (Continued)

December 31, 2016

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Credit Suisse International	$(20,386)	$—	$—	$(20,386)
UBS AG	(43,592)	—	$—	$(43,592)
Total	$(63,978)	$—	$—	$(63,978)

Amounts designated as “—” are zero.

(d)	Securities Lending

During the year ended December 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2016, were $10,157,165, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include

30

Notes to Financial Statements (Continued)

December 31, 2016

purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2016, the joint repos on a gross basis were as follows:

ML Pierce Fenner& Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $350,019,444, collateralized by U.S. Government Agency Securities, ranging from 2.24%-4.00%, maturing 11/01/26-05/01/46; total market value $357,000,001.

At December 31, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
ML Pierce Fenner& Smith, Inc.,	$10,157,165	$—	$10,157,165	$(10,157,165)	$—
Total	$10,157,165	$—	$10,157,165	$(10,157,165)	$—

Amounts designated as “—” are zero.

*	At December 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

31

Notes to Financial Statements (Continued)

December 31, 2016

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in real estate investment trusts. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from investments forward and foreign currency transactions
$(203)	$108,632	$(108,429)

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

32

Notes to Financial Statements (Continued)

December 31, 2016

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
American Century Investments Management, Inc.
Thompson, Siegel, Walmsley LLC
Wedge Capital Management, LLP

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.73%

The Trust and NFA have entered into a written contract waiving 0.013% of investment advisory fees of the Fund until April 30, 2017. During the year ended December 31, 2016, the waiver of such investment advisory fees by NFA amounted to $136,461, for which NFA shall not be entitled to later seek recoupment.

33

Notes to Financial Statements (Continued)

December 31, 2016

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.75%, and after contractual fee waivers was 0.74%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.81% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $341,856 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $4,527.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

34

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% and 0.01% for Class I and Class II shares, respectively, for a total amount of $46,864.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $597,401,529 and sales of $701,719,999 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

35

Notes to Financial Statements (Continued)

December 31, 2016

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2016, the Fund recaptured $70,463 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$38,263,328	$69,588,138	$107,851,466	$—	$107,851,466

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$76,155,533	$57,995,250	$134,150,783	$—	$134,150,783

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

36

Notes to Financial Statements (Continued)

December 31, 2016

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$16,187,788	$41,655,771	$57,843,559	$—	$84,637,682	$142,481,241

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,000,223,607	$119,047,162	$(34,409,862)	$84,637,300

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Mid Cap Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

38

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 52.73%.

The Fund designates $69,588,138 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

39

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

40

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

41

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

42

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

43

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

44

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

45

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

46

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

47

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

48

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

49

Annual Report

December 31, 2016

NVIT Multi-Manager Small Cap Growth Fund

AR-MM-SCG 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager Small Cap Growth Fund

For the annual period ended December 31, 2016, the NVIT Multi-Manager Small Cap Growth Fund (Class I) returned 8.30% versus 11.32% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Small-Cap Growth Funds (consisting of 91 funds as of December 31, 2016) was 9.35% for the same time period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by OppenheimerFunds, Inc. and Wellington Management Company LLP.

The following commentary is provided by OppenheimerFunds, Inc.

The Fund sleeve’s underperformance relative to the Index was largely the result of stock selection in the Information Technology, Industrials, Materials and Consumer Staples sectors. The sleeve outperformed the Index in the Health Care, Energy and Financials sectors, where stock selection benefited. The sleeve also had an underweight position in Health Care and overweight positions in Energy and Financials, which contributed positively to relative performance.

The year 2016 was a volatile one for global equity markets. The period was off to a strong start around commodity price recoveries, but growth concerns continued to weigh on equity markets. Global equity markets were both surprised and experienced a short-term sell-off around the United Kingdom’s vote to leave the European Union (commonly known as “Brexit”) in June. Markets staged an impressive rebound in July, as investor fears receded, particularly over the immediate implications of the Brexit vote. U.S. investors instead focused their attention on two tug-of-wars: Federal Reserve (“Fed”) policy and anticipated interest rate moves, and, secondly, the U.S. presidential election. Improved economic data and outlook led the Fed to hike its policy rates by 0.25% in December 2016. Markets turned to general risk-on mode after the surprise election of Donald Trump with equities climbing, credit spreads narrowing to the tightest levels since early 2015, and U.S. Treasury yields climbing to levels not experienced since 2014. The dollar rallied strongly against many currencies, particularly after Mr. Trump’s victory.

Top individual contributors to performance this reporting period included MarketAxess Holdings Inc. (Financials), Burlington Stores, Inc. (Consumer Discretionary) and Microsemi Corp. (Information Technology). MarketAxess Holdings, an operator of an electronic trading platform for a variety of fixed-income investments, reported fourth-quarter 2015 financial results in February, as well as market share gains. The company has benefited from volatility in the bond markets. In July 2016, the company also reported strong second-quarter 2016 earnings results. Burlington Stores is a national off-price retailer of high-quality branded apparel. In January, Burlington announced a better-than-feared fourth-quarter 2015 update. The company also reported strong third-quarter results in November 2016 and raised its full-year outlook. Microsemi offers a comprehensive sleeve of semiconductor and system solutions for aerospace & defense, communications, data center and industrial markets. The stock performed well during the reporting period. It was reported that Microsemi received takeover interest from Skyworks Solutions in November 2016.

Top detractors from performance during the reporting period included Information Technology stocks Cavium, Inc.; Tyler Technologies, Inc.; and ServiceNow, Inc. Cavium, a fabless provider of intelligent semiconductor products, reported first-quarter 2016 revenue and Earnings Per Share (“EPS”) in line with consensus, but guided second-quarter 2016 below consensus expectations. Also, investor concerns pertained to near-term strategic growth and valuation of the

4

Fund Commentary (con’t.)	NVIT Multi-Manager Small Cap Growth Fund

acquisition of QLogic. We exited our position in the company. Tyler Technologies, Inc., a provider of information management solutions and services for local governments, experienced declines to start the year after delivering fourth-quarter 2015 results and initial revenue and EPS guidance for fiscal year 2016 that came in below expectations. ServiceNow, a software as a service (SaaS) provider of services to automate and manage IT services for enterprises, traded down sharply on disappointing fourth-quarter 2015 billings results and a slightly lower-than-expected 2016 guide. We have since liquidated the stock from the sleeve.

At period end, the sleeve had its largest overweight positions relative to the Index in Financials, Energy, Industrials and Information Technology, and underweight position in all other sectors of the Index. The sleeve had no investments in the Real Estate and Telecommunication Services sectors at period end.

Portfolio Managers:

Ash Shah, CFA, CPA; and Ronald J. Zibelli Jr., CFA

The following commentary is provided by Wellington Management Company LLP

U.S. equities rose over the period, as measured by the S&P 500® Index (S&P 500), notwithstanding significant volatility during the year. Early in the first quarter of 2016, stocks plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equities surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. A better-than-feared U.S. corporate earnings season in the second quarter and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. After plunging in the two trading days following the Brexit vote, U.S. stocks staged an impressive comeback in the days following.

U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate hike. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stocks rose following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the quarter was generally encouraging, as third-quarter gross domestic product (GDP) growth was revised slightly higher and the U.S. housing market continued to display healthy trends. In December, the Fed raised rates by 0.25%, a well-telegraphed move and only the second hike in the past decade.

Returns varied by market capitalization, as small- and mid-cap stocks, as measured by the Russell 2000® Index and the S&P MidCap 400® Index, outperformed large-cap stocks, as measured by the S&P 500.

The Wellington Management Company portion of the Fund outperformed (gross of fees) during the reporting period. The Fund sleeve’s relative outperformance during the period was driven by strong stock selection, particularly in the Health Care and Financials sectors. This strong selection was partially offset by weak selection within the Materials and Information Technology sectors.

Top contributors to relative performance during the period included Tesaro (pharmaceutical biotechnology), Burlington Stores (retailing) and RSP Permian (energy). Tesaro, an oncology-focused biopharmaceutical company, was the top relative contributor for the period. The stock surged after the company posted positive phase 3 data for its ovarian cancer drug. The news reinforced our confidence in this management team. Burlington Stores is an off-price apparel retailer. The stock outperformed as the company continued to post solid results. Shares of RSP Permian, an oil and gas exploration and

5

Fund Commentary (con’t.)	NVIT Multi-Manager Small Cap Growth Fund

production company, rallied in the second half of the first quarter in 2016 as crude oil prices rebounded sharply.

Top detractors from relative returns during the period included G-III Apparel (consumer discretionary) and Portola Pharmaceutical (pharmaceutical biotechnology). Shares of G-III Apparel, a manufacturer and marketer of a broad range of men’s and women’s apparel to department and specialty stores, went down on questionable capital allocation. They made what we believe was an overpriced offer for Donna Karan (a division of LVMH). We think the company overpaid and the targets look difficult to achieve. We eliminated the position. Portola Pharmaceuticals is a biopharmaceutical company focused on the development of novel therapies in the areas of thrombosis, hematology and inflammation. Shares of Portola suffered after the company announced disappointing data for the Phase 3 study for its anti-coagulant Betrixaban.

The Fund sleeve utilized exchange-traded funds (ETFs) during the period to equitize cash. The positions did not have a material impact on the sleeve during the period.

Portfolio Manager:

Mammen Chally, CFA

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more-unpredictable price changes than more-established stocks. The Fund also is subject to the risks of investing in foreign securities (which may be volatile, harder to price and less liquid than U.S. securities). The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Fund Overview	NVIT Multi-Manager Small Cap Growth Fund

Asset Allocation†

Common Stocks	96.8%
Repurchase Agreements	7.3%
Exchange Traded Fund	2.4%
Rights††	0.0%
Liabilities in excess of other assets†††	(6.5)%
100.0%

Top Industries††††

Health Care Equipment & Supplies	8.0%
Software	7.2%
Semiconductors & Semiconductor Equipment	6.0%
Biotechnology	5.3%
Hotels, Restaurants & Leisure	5.0%
Banks	4.9%
Internet Software & Services	4.5%
IT Services	3.4%
Machinery	3.4%
Aerospace & Defense	2.8%
Other Industries*	49.5%
100.0%

Top Holdings††††

iShares Russell 2000 Growth ETF	2.2%
Burlington Stores, Inc.	1.2%
MKS Instruments, Inc.	1.0%
Papa John’s International, Inc.	1.0%
Evercore Partners, Inc., Class A	0.9%
Take-Two Interactive Software, Inc.	0.9%
PTC, Inc.	0.9%
Lennox International, Inc.	0.8%
Tyler Technologies, Inc.	0.8%
GrubHub, Inc.	0.8%
Other Holdings*	89.5%
100.0%

Objective

The Fund seeks capital growth.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class I) returned 8.30%, underperforming the benchmark by 3.02% and the Lipper peer category median by 1.05%

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of December 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

7

Fund Performance	NVIT Multi-Manager Small Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	10 Yr.
Class I	8.30%	12.93%	5.55%
Class II	8.06%	12.64%	5.29%
Class Y2	8.45%	13.10%	5.69%
Russell 2000® Growth Index	11.32%	13.74%	7.76%
CPI	2.07%	1.36%	1.81%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of the Class Y shares (March 27, 2008), are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. Class Y shares’ annual returns have not been restated to reflect lower expenses for that class than the expenses that apply to Class I shares.

Expense Ratios

Expense Ratio^
Class I	1.10%
Class II	1.35%
Class Y	0.95%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

8

Fund Performance (con’t.)	NVIT Multi-Manager Small Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi-Manager Small Cap Growth Fund versus performance of the Russell 2000® Growth Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

9

Shareholder Expense Example	NVIT Multi-Manager Small Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Small Cap Growth Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	1,081.30	5.81	1.11
	Hypothetical	(a)(b)	1,000.00	1,019.56	5.63	1.11
Class II Shares	Actual	(a)	1,000.00	1,080.00	7.11	1.36
	Hypothetical	(a)(b)	1,000.00	1,018.30	6.90	1.36
Class Y Shares	Actual	(a)	1,000.00	1,082.20	5.02	0.96
	Hypothetical	(a)(b)	1,000.00	1,020.31	4.88	0.96

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

10

Statement of Investments

December 31, 2016

NVIT Multi-Manager Small Cap Growth Fund

Common Stocks 96.8%

	Shares	Market Value

Aerospace & Defense 3.0%
Astronics Corp.*	14,575	$493,218
BWX Technologies, Inc.	12,200	484,340
Curtiss-Wright Corp.	7,440	731,799
Esterline Technologies Corp.*	6,635	591,842
HEICO Corp.	9,390	724,439
HEICO Corp., Class A	8,447	573,551
Mercury Systems, Inc.*	15,470	467,503
Teledyne Technologies, Inc.*	6,820	838,860

		4,905,552

Air Freight & Logistics 0.5%
XPO Logistics, Inc.* (a)	17,540	757,026

Airlines 0.1%
Hawaiian Holdings, Inc.*	3,260	185,820

Auto Components 1.3%
Drew Industries, Inc.	4,470	481,642
Tenneco, Inc.*	19,363	1,209,607
Visteon Corp.	5,628	452,154

		2,143,403

Banks 5.2%
Enterprise Financial Services Corp.	1,500	64,500
FCB Financial Holdings, Inc., Class A*	9,465	451,480
First Hawaiian, Inc.	16,200	564,084
First Merchants Corp.	28,920	1,088,838
Great Western Bancorp, Inc.	11,436	498,495
IBERIABANK Corp.	7,683	643,451
Pinnacle Financial Partners, Inc.	15,520	1,075,536
Sandy Spring Bancorp, Inc.	11,545	461,685
Sterling Bancorp	45,630	1,067,742
Texas Capital Bancshares, Inc.*	10,860	851,424
United Community Banks, Inc.	11,580	343,000
Western Alliance Bancorp*	29,500	1,436,945

		8,547,180

Biotechnology 5.7%
Agios Pharmaceuticals, Inc.* (a)	4,604	192,125
Alder Biopharmaceuticals, Inc.* (a)	19,040	396,032
Amicus Therapeutics, Inc.*	29,200	145,124
ARIAD Pharmaceuticals, Inc.*	22,730	282,761
Bluebird Bio, Inc.* (a)	6,328	390,438
Coherus Biosciences, Inc.*	15,346	431,990
Five Prime Therapeutics, Inc.*	15,162	759,768
Flexion Therapeutics, Inc.*	17,080	324,862
GlycoMimetics, Inc.*	15,765	96,166
Ionis Pharmaceuticals, Inc.* (a)	10,705	512,020
Ironwood Pharmaceuticals, Inc.*	29,326	448,395
Kite Pharma, Inc.* (a)	5,380	241,239
Ligand Pharmaceuticals, Inc.* (a)	3,940	400,343
Neurocrine Biosciences, Inc.*	18,991	734,952
Otonomy, Inc.*	20,972	333,455

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Portola Pharmaceuticals, Inc.*	14,650	$328,746
PTC Therapeutics, Inc.* (a)	13,630	148,703
Repligen Corp.*	19,750	608,695
Sarepta Therapeutics, Inc.*	3,490	95,731
TESARO, Inc.* (a)	10,726	1,442,432
Trevena, Inc.*	256	1,505
Ultragenyx Pharmaceutical, Inc.*	13,578	954,669

		9,270,151

Building Products 2.3%
AAON, Inc.	21,800	720,490
American Woodmark Corp.*	7,235	544,434
A.O. Smith Corp.	11,750	556,362
Armstrong World Industries, Inc.*	12,436	519,825
Lennox International, Inc.	9,625	1,474,261

		3,815,372

Capital Markets 1.8%
Evercore Partners, Inc., Class A	22,145	1,521,361
Financial Engines, Inc.	10,220	375,585
MarketAxess Holdings, Inc.	7,130	1,047,540

		2,944,486

Chemicals 1.6%
Ingevity Corp.*	7,140	391,701
Methanex Corp.	10,679	467,740
OMNOVA Solutions, Inc.*	48,915	489,150
PolyOne Corp.	23,782	761,975
Trinseo SA	9,900	587,070

		2,697,636

Commercial Services & Supplies 0.5%
Deluxe Corp.	10,530	754,053

Communications Equipment 1.2%
Ciena Corp.*	23,763	580,055
NetScout Systems, Inc.*	13,003	409,594
Oclaro, Inc.*	100,700	901,265

		1,890,914

Construction & Engineering 1.2%
Dycom Industries, Inc.* (a)	10,660	855,891
Granite Construction, Inc.	9,890	543,950
MasTec, Inc.*	16,770	641,453

		2,041,294

Construction Materials 0.6%
Headwaters, Inc.*	22,697	533,834
Summit Materials, Inc., Class A*	20,041	476,775

		1,010,609

11

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Consumer Finance 0.3%
OneMain Holdings, Inc.*	8,100	$179,334
SLM Corp.*	34,940	385,039

		564,373

Containers & Packaging 1.0%
Berry Plastics Group, Inc.*	18,970	924,408
Graphic Packaging Holding Co.	58,055	724,526

		1,648,934

Distributors 1.2%
Core-Mark Holding Co., Inc.	16,825	724,653
Pool Corp.	11,790	1,230,168

		1,954,821

Diversified Consumer Services 0.8%
Bright Horizons Family Solutions, Inc.*	18,025	1,262,110

Diversified Telecommunication Services 0.4%
ORBCOMM, Inc.*	36,020	297,885
Vonage Holdings Corp.*	47,570	325,855

		623,740

Electrical Equipment 0.9%
AZZ, Inc.	11,629	743,093
Generac Holdings, Inc.*	17,908	729,572

		1,472,665

Electronic Equipment, Instruments & Components 1.9%
Cognex Corp.	6,530	415,439
Coherent, Inc.*	4,930	677,308
ePlus, Inc.*	5,326	613,555
Itron, Inc.*	7,103	446,423
Littelfuse, Inc.	2,670	405,226
Rogers Corp.*	7,944	610,179

		3,168,130

Energy Equipment & Services 0.9%
Forum Energy Technologies, Inc.*	16,670	366,740
RPC, Inc. (a)	17,760	351,825
US Silica Holdings, Inc.	13,101	742,565

		1,461,130

Equity Real Estate Investment Trusts (REITs) 1.3%
CoreSite Realty Corp.	12,305	976,648
LaSalle Hotel Properties	19,920	606,962
Sunstone Hotel Investors, Inc.	39,422	601,186

		2,184,796

Food & Staples Retailing 0.9%
Casey’s General Stores, Inc.	6,216	738,958
PriceSmart, Inc.	8,701	726,534

		1,465,492

Common Stocks (continued)

	Shares	Market Value

Food Products 0.8%
Post Holdings, Inc.*	9,062	$728,494
TreeHouse Foods, Inc.*	7,120	513,993

		1,242,487

Health Care Equipment & Supplies 8.5%
ABIOMED, Inc.*	7,090	798,901
Anika Therapeutics, Inc.*	13,102	641,474
Atrion Corp.	1,402	711,094
Cantel Medical Corp.	14,810	1,166,287
Cardiovascular Systems, Inc.*	14,624	354,047
Cynosure, Inc., Class A*	14,510	661,656
Globus Medical, Inc., Class A*	27,678	686,691
ICU Medical, Inc.*	9,016	1,328,508
Inogen, Inc.*	7,170	481,609
Integra LifeSciences Holdings Corp.*	16,650	1,428,404
Masimo Corp.*	7,080	477,192
Natus Medical, Inc.*	16,765	583,422
NuVasive, Inc.*	16,210	1,091,906
Penumbra, Inc.*	6,050	385,990
Vascular Solutions, Inc.*	17,189	964,303
West Pharmaceutical Services, Inc.	15,260	1,294,506
Wright Medical Group NV* (a)	17,710	406,976
Zeltiq Aesthetics, Inc.* (a)	10,960	476,979

		13,939,945

Health Care Providers & Services 2.5%
Acadia Healthcare Co., Inc.* (a)	9,398	311,074
HealthEquity, Inc.*	20,050	812,426
U.S. Physical Therapy, Inc.	8,471	594,664
VCA, Inc.*	15,480	1,062,702
WellCare Health Plans, Inc.*	10,008	1,371,897

		4,152,763

Health Care Technology 1.2%
Evolent Health, Inc., Class A* (a)	22,590	334,332
Omnicell, Inc.*	16,075	544,942
Veeva Systems, Inc., Class A*	25,420	1,034,594

		1,913,868

Hotels, Restaurants & Leisure 5.3%
Bloomin’ Brands, Inc.	43,690	787,731
Dave & Buster’s Entertainment, Inc.*	11,220	631,686
Dunkin’ Brands Group, Inc.	14,566	763,841
Jack in the Box, Inc.	4,310	481,168
La Quinta Holdings, Inc.*	45,493	646,456
Marriott Vacations Worldwide Corp.	10,590	898,561
Papa John’s International, Inc. (a)	19,777	1,692,516
Planet Fitness, Inc., Class A	14,220	285,822
Red Rock Resorts, Inc., Class A	17,030	394,926
Texas Roadhouse, Inc.	7,930	382,543
Vail Resorts, Inc.	6,660	1,074,325
Wingstop, Inc.	20,114	595,173

		8,634,748

12

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Household Durables 0.6%
iRobot Corp.*	3,310	$193,470
TopBuild Corp.*	20,390	725,884

		919,354

Insurance 1.0%
AMERISAFE, Inc.	11,478	715,653
James River Group Holdings Ltd.	13,771	572,185
Primerica, Inc.	5,620	388,623

		1,676,461

Internet & Direct Marketing Retail 0.5%
HSN, Inc.	10,404	356,857
Wayfair, Inc., Class A* (a)	13,283	465,569

		822,426

Internet Software & Services 4.8%
Alarm.com Holdings, Inc.* (a)	15,630	434,983
comScore, Inc.*	7,722	243,861
CoStar Group, Inc.*	1,020	192,260
Envestnet, Inc.*	25,598	902,329
Five9, Inc.*	33,674	477,834
GrubHub, Inc.*	38,795	1,459,468
j2 Global, Inc.	14,219	1,163,114
LogMeIn, Inc.	8,980	867,019
Nutanix, Inc., Class A* (a)	6,480	172,109
Q2 Holdings, Inc.*	7,729	222,982
Shopify, Inc., Class A*	22,560	967,147
WebMD Health Corp.*	6,123	303,517
Wix.com Ltd.*	10,920	486,486

		7,893,109

IT Services 3.6%
Blackhawk Network Holdings, Inc.*	18,226	686,665
CACI International, Inc., Class A*	4,900	609,070
Cardtronics plc, Class A*	23,456	1,279,994
Cass Information Systems, Inc.	7,046	518,374
EPAM Systems, Inc.*	4,371	281,099
ExlService Holdings, Inc.*	14,105	711,456
MAXIMUS, Inc.	11,965	667,527
WEX, Inc.*	10,524	1,174,479

		5,928,664

Leisure Products 0.4%
Vista Outdoor, Inc.*	15,648	577,411

Life Sciences Tools & Services 0.6%
Medpace Holdings, Inc.*	9,340	336,894
PRA Health Sciences, Inc.*	10,570	582,618

		919,512

Machinery 3.6%
Altra Industrial Motion Corp.	19,018	701,764
Astec Industries, Inc.	12,680	855,393
John Bean Technologies Corp.	13,750	1,181,813
Lincoln Electric Holdings, Inc.	7,390	566,592
Manitowoc Foodservice, Inc.*	17,354	335,453

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Middleby Corp. (The)*	4,430	$570,628
Mueller Water Products, Inc., Class A	59,920	797,535
RBC Bearings, Inc.*	3,130	290,495
Toro Co. (The)	9,638	539,246

		5,838,919

Metals & Mining 0.3%
AK Steel Holding Corp.*	49,010	500,392

Multiline Retail 0.6%
Ollie’s Bargain Outlet Holdings, Inc.* (a)	34,070	969,292

Oil, Gas & Consumable Fuels 2.0%
Callon Petroleum Co.*	32,912	505,857
Oasis Petroleum, Inc.*	13,100	198,334
Parsley Energy, Inc., Class A*	13,963	492,056
PBF Energy, Inc., Class A	15,230	424,612
PDC Energy, Inc.*	5,032	365,223
Rice Energy, Inc.*	11,210	239,334
RSP Permian, Inc.*	14,885	664,169
WildHorse Resource Development Corp.* (a)	25,800	376,680

		3,266,265

Paper & Forest Products 0.5%
Boise Cascade Co.*	23,635	531,788
Louisiana-Pacific Corp.*	17,984	340,437

		872,225

Personal Products 0.2%
elf Beauty, Inc.* (a)	10,930	316,314

Pharmaceuticals 0.9%
Aerie Pharmaceuticals, Inc.*	14,999	567,712
Aratana Therapeutics, Inc.*	32,310	231,986
Intersect ENT, Inc.*	18,992	229,803
Medicines Co. (The)* (a)	15,030	510,118

		1,539,619

Professional Services 1.8%
Exponent, Inc.	12,329	743,439
GP Strategies Corp.*	7,855	224,653
Huron Consulting Group, Inc.*	9,870	499,915
On Assignment, Inc.*	17,670	780,307
WageWorks, Inc.*	10,050	728,625

		2,976,939

Real Estate Management & Development 0.4%
HFF, Inc., Class A	21,744	657,756

Road & Rail 1.5%
Celadon Group, Inc.	24,114	172,415
Genesee & Wyoming, Inc., Class A*	7,354	510,441
Knight Transportation, Inc.	27,324	903,058

13

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Road & Rail (continued)
Marten Transport Ltd.	15,104	$351,923
Swift Transportation Co.* (a)	23,360	569,050

		2,506,887

Semiconductors & Semiconductor Equipment 6.4%
Cirrus Logic, Inc.*	10,289	581,740
Entegris, Inc.*	33,260	595,354
Inphi Corp.*	18,570	828,593
Integrated Device Technology, Inc.*	34,691	817,320
MACOM Technology Solutions Holdings, Inc.* (a)	12,694	587,478
MaxLinear, Inc., Class A*	25,306	551,671
Microsemi Corp.*	23,430	1,264,517
MKS Instruments, Inc.	30,460	1,809,324
Monolithic Power Systems, Inc.	16,960	1,389,533
Power Integrations, Inc.	8,440	572,654
Semtech Corp.*	28,500	899,175
Silicon Laboratories, Inc.*	8,650	562,250

		10,459,609

Software 7.7%
Aspen Technology, Inc.*	12,283	671,634
Blackbaud, Inc.	9,982	638,848
Bottomline Technologies de, Inc.*	9,694	242,544
BroadSoft, Inc.*	10,459	431,434
Fair Isaac Corp.	7,055	841,097
Globant SA* (a)	11,680	389,528
Guidewire Software, Inc.*	15,129	746,314
HubSpot, Inc.*	29,176	1,371,272
Pegasystems, Inc.	14,928	537,408
Proofpoint, Inc.*	13,070	923,396
PTC, Inc.*	32,052	1,483,046
Take-Two Interactive Software, Inc.*	30,418	1,499,303
Tyler Technologies, Inc.*	10,294	1,469,674
Ultimate Software Group, Inc. (The)*	5,080	926,338
Zendesk, Inc.*	19,840	420,608

		12,592,444

Specialty Retail 2.8%
Burlington Stores, Inc.*	24,113	2,043,577
Children’s Place, Inc. (The)	6,330	639,013
DSW, Inc., Class A	8,826	199,909
Five Below, Inc.* (a)	26,745	1,068,730
Monro Muffler Brake, Inc.	10,773	616,216

		4,567,445

Textiles, Apparel & Luxury Goods 1.5%
Carter’s, Inc.	6,284	542,875
Columbia Sportswear Co.	4,680	272,844
Kate Spade & Co.*	39,797	743,010
Steven Madden Ltd.*	23,552	841,984

		2,400,713

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance 0.3%
MGIC Investment Corp.*	53,596	$546,143

Trading Companies & Distributors 1.8%
Beacon Roofing Supply, Inc.*	15,240	702,107
H&E Equipment Services, Inc.	21,130	491,272
SiteOne Landscape Supply, Inc.*	22,679	787,642
Watsco, Inc.	6,720	995,366

		2,976,387

Water Utilities 0.1%
AquaVenture Holdings Ltd.*	7,350	180,296

Total Common Stocks (cost $133,978,146)		158,558,080

Rights 0.0%†

	Number of Rights

Biotechnology 0.0%†
Dyax Corp. CVR* (b)(d)	8,420	10,525

Total Rights (cost $–)		10,525

Exchange Traded Fund 2.4%

	Shares

Exchange Traded Fund 2.4%
iShares Russell 2000 Growth ETF (a)	25,015	3,850,810

Total Exchange Traded Fund (cost $3,716,204)		3,850,810

Repurchase Agreements 7.3%

	Principal Amount

Bank of America NA, 0.50%, dated 12/30/16, due 01/03/17, repurchase price $2,000,111, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $2,040,000. (c)(e)	$2,000,000	2,000,000

14

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $1,500,082, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 01/05/17 - 08/01/46; total market value $1,530,000. (c)(e)	$1,500,000	$1,500,000
ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $8,515,520, collateralized by U.S. Government Agency Securities, ranging from 2.24% - 4.00%, maturing 11/01/26 - 05/01/46; total market value $8,685,348. (c)(e)	8,515,047	8,515,047

Total Repurchase Agreements (cost $12,015,047)		12,015,047

Total Investments (cost $149,709,397) (f) — 106.5%		174,434,462
Liabilities in excess of other assets — (6.5)%		(10,650,177)

NET ASSETS — 100.0%		$163,784,285

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2016. The total value of securities on loan at December 31, 2016 was $13,204,768, which was collateralized by repurchase agreements with a total value of $12,015,047 and $1,556,302 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.13%, and maturity dates ranging from 01/19/2017 - 05/15/2045 a total value of $13,571,349.

(b)	Fair valued security.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2016 was $12,015,047.

(d)	Illiquid security (unaudited).

(e)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

CVR	Contingent Value Rights

ETF	Exchange Traded Fund

Ltd.	Limited

NA	National Association

NV	Public Traded Company

plc	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

15

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2016

NVIT Multi-Manager Small Cap Growth Fund
Assets:
Investments, at value* (cost $137,694,350)	$162,419,415
Repurchase agreements, at value (cost $12,015,047)	12,015,047

Total Investments, at value (total cost $149,709,397)	174,434,462

Cash	1,681,512
Interest and dividends receivable	82,023
Security lending income receivable	10,584
Receivable for investments sold	235,384
Receivable for capital shares issued	26,626
Prepaid expenses	266

Total Assets	176,470,857

Liabilities:
Payable for investments purchased	314,669
Payable for capital shares redeemed	172,804
Payable upon return of securities loaned (Note 2)	12,015,047
Accrued expenses and other payables:
Investment advisory fees	117,913
Fund administration fees	10,309
Distribution fees	6,531
Administrative servicing fees	15,778
Accounting and transfer agent fees	207
Custodian fees	1,035
Compliance program costs (Note 3)	168
Professional fees	16,599
Printing fees	8,804
Other	6,708

Total Liabilities	12,686,572

Net Assets	$163,784,285

Represented by:
Capital	$137,145,248
Accumulated net realized gains from investments	1,913,972
Net unrealized appreciation/(depreciation) from investments	24,725,065

Net Assets	$163,784,285

Net Assets:
Class I Shares	$54,945,124
Class II Shares	30,447,030
Class Y Shares	78,392,131

Total	$163,784,285

*	Includes value of securities on loan of $13,204,768 (Note 2).

16

Statement of Assets and Liabilities (Continued)

December 31, 2016

NVIT Multi-Manager Small Cap Growth Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,527,198
Class II Shares	2,083,074
Class Y Shares	4,921,865

Total	10,532,137

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$15.58
Class II Shares	$14.62
Class Y Shares	$15.93

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Year Ended December 31, 2016

NVIT Multi-Manager Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$845,945
Income from securities lending (Note 2)	92,053
Interest income	13,515
Foreign tax withholding	(1,363)

Total Income	950,150

EXPENSES:
Investment advisory fees	1,318,167
Fund administration fees	119,803
Distribution fees Class II Shares	74,490
Administrative servicing fees Class I Shares	78,097
Administrative servicing fees Class II Shares	44,695
Professional fees	30,424
Printing fees	15,292
Trustee fees	4,819
Custodian fees	6,068
Accounting and transfer agent fees	1,440
Compliance program costs (Note 3)	687
Other	13,119

Total Expenses	1,707,101

NET INVESTMENT LOSS	(756,951)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,364,488
Net change in unrealized appreciation/(depreciation) from investments	11,085,769

Net realized/unrealized gains from investments	13,450,257

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,693,306

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Cap Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment loss	$(756,951)	$(629,007)
Net realized gains from investments	2,364,488	35,431,973
Net change in unrealized appreciation/(depreciation) from investments	11,085,769	(27,865,878)

Change in net assets resulting from operations	12,693,306	6,937,088

Distributions to Shareholders From:
Net realized gains:
Class I	(11,602,750)	(7,385,747)
Class II	(6,893,289)	(4,272,225)
Class Y	(16,223,540)	(10,001,031)

Change in net assets from shareholder distributions	(34,719,579)	(21,659,003)

Change in net assets from capital transactions	21,502,733	(52,755,132)

Change in net assets	(523,540)	(67,477,047)

Net Assets:
Beginning of year	164,307,825	231,784,872

End of year	$163,784,285	$164,307,825

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,546,750	$15,348,127
Dividends reinvested	11,602,750	7,385,747
Cost of shares redeemed	(11,048,786)	(15,469,688)

Total Class I Shares	6,100,714	7,264,186

Class II Shares
Proceeds from shares issued	4,615,653	13,371,462
Dividends reinvested	6,893,289	4,272,225
Cost of shares redeemed	(7,805,244)	(8,409,967)

Total Class II Shares	3,703,698	9,233,720

Class Y Shares
Proceeds from shares issued	2,705,043	3,432,399
Dividends reinvested	16,223,540	10,001,031
Cost of shares redeemed	(7,230,262)	(82,686,468)

Total Class Y Shares	11,698,321	(69,253,038)

Change in net assets from capital transactions	$21,502,733	$(52,755,132)

19

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Cap Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class I Shares
Issued	332,813	755,367
Reinvested	775,067	392,441
Redeemed	(664,128)	(745,794)

Total Class I Shares	443,752	402,014

Class II Shares
Issued	297,612	656,656
Reinvested	490,276	237,875
Redeemed	(494,356)	(423,707)

Total Class II Shares	293,532	470,824

Class Y Shares
Issued	154,694	164,108
Reinvested	1,060,362	523,340
Redeemed	(385,610)	(3,606,658)

Total Class Y Shares	829,446	(2,919,210)

Total change in shares	1,566,730	(2,046,372)

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class I Shares
Year Ended December 31, 2016	$18.36	(0.09)	1.45	1.36	(4.14)	(4.14)	–	$15.58	8.30%	$54,945,124	1.11%	(0.51%	)	1.11%	72.15%
Year Ended December 31, 2015	$20.98	(0.08)	0.31	0.23	(2.85)	(2.85)	–	$18.36	0.76%	$56,614,269	1.09%	(0.40%	)	1.12%	69.99%
Year Ended December 31, 2014	$23.82	(0.10)	0.59	0.49	(3.33)	(3.33)	–	$20.98	2.81%	$56,243,955	1.08%	(0.46%	)	1.19%	68.80%
Year Ended December 31, 2013	$17.39	(0.12)	7.72	7.60	(1.17)	(1.17)	–	$23.82	44.29%	$60,034,897	1.11%	(0.60%	)	1.21%	119.53%
Year Ended December 31, 2012	$15.33	(0.07)	2.13	2.06	–	–	–	$17.39	13.44%	$47,434,273	1.16%	(0.44%	)	1.22%	82.85%

Class II Shares
Year Ended December 31, 2016	$17.51	(0.12)	1.37	1.25	(4.14)	(4.14)	–	$14.62	8.06%	$30,447,030	1.36%	(0.76%	)	1.36%	72.15%
Year Ended December 31, 2015	$20.18	(0.13)	0.31	0.18	(2.85)	(2.85)	–	$17.51	0.53%	$31,340,169	1.34%	(0.67%	)	1.38%	69.99%
Year Ended December 31, 2014	$23.10	(0.15)	0.56	0.41	(3.33)	(3.33)	–	$20.18	2.54%	$26,617,418	1.33%	(0.71%	)	1.44%	68.80%
Year Ended December 31, 2013	$16.93	(0.17)	7.51	7.34	(1.17)	(1.17)	–	$23.10	43.95%	$25,728,995	1.36%	(0.85%	)	1.46%	119.53%
Year Ended December 31, 2012	$14.97	(0.11)	2.07	1.96	–	–	–	$16.93	13.09%	$18,638,352	1.41%	(0.69%	)	1.47%	82.85%

Class Y Shares
Year Ended December 31, 2016	$18.66	(0.06)	1.47	1.41	(4.14)	(4.14)	–	$15.93	8.45%	$78,392,131	0.96%	(0.36%	)	0.96%	72.15%
Year Ended December 31, 2015	$21.24	(0.04)	0.31	0.27	(2.85)	(2.85)	–	$18.66	0.95%	$76,353,387	0.94%	(0.19%	)	0.99%	69.99%
Year Ended December 31, 2014	$24.04	(0.07)	0.60	0.53	(3.33)	(3.33)	–	$21.24	2.96%	$148,923,499	0.93%	(0.31%	)	1.04%	68.80%
Year Ended December 31, 2013	$17.51	(0.09)	7.79	7.70	(1.17)	(1.17)	–	$24.04	44.56%	$143,033,972	0.96%	(0.44%	)	1.06%	119.53%
Year Ended December 31, 2012	$15.42	(0.05)	2.14	2.09	–	–	–	$17.51	13.55%	$96,759,887	1.01%	(0.30%	)	1.07%	82.85%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

21

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Small Cap Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

23

Notes to Financial Statements (Continued)

December 31, 2016

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$158,558,080	$—	$—	$158,558,080
Exchange Traded Fund	3,850,810	—	—	3,850,810
Repurchase Agreements	—	12,015,047	—	12,015,047
Rights	—	—	10,525	10,525
Total	$162,408,890	$12,015,047	$10,525	$174,434,462

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Rights	Total
Balance as of 12/31/15	$—	$—
Accrued Accretion/(Amortization)	—	—
Realized Gain/(Loss)	—	—
Change in Net Appreciation/(Depreciation)*	10,525	10,525
Purchases**	—	—
Sales	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/16	$10,525	$10,525
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held as of 12/31/16***	$10,525	$10,525

Amounts designated as “—” are zero or have been rounded to zero.

*	Change in Net Appreciation/(Depreciation) is from Rights issued January 2016 at no cost.

**	Purchases include all purchases of securities and securities received in corporate actions.

***	Included in the Statement of Operations under “Net change in unrealized appreciation/(depreciation) from investments.”

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends,

24

Notes to Financial Statements (Continued)

December 31, 2016

receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2016, were $12,015,047, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non cash collateral received, please refer to note (a) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

25

Notes to Financial Statements (Continued)

December 31, 2016

(d)	Joint Repurchase Agreements

During the year ended December 31, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $200,011,111, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $100,005,444, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00%-7.50%, maturing 01/05/17-08/01/46; total market value $102,000,004.

ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $350,019,444, collateralized by U.S. Government Agency Securities, ranging from 2.24%-4.00%, maturing 11/01/26-05/01/46; total market value $357,000,001.

At December 31, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$2,000,000	$—	$2,000,000	$(2,000,000)	$—
BNP Paribas Securities Corp.	1,500,000	—	1,500,000	(1,500,000)	—
ML Pierce Fenner & Smith, Inc.	8,515,047	—	8,515,047	(8,515,047)	—
Total	$12,015,047	$—	$12,015,047	$(12,015,047)	$—

Amounts designated as “—” are zero.

*	At December 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

26

Notes to Financial Statements (Continued)

December 31, 2016

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to net operating losses. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from investments
$(729,257)	$756,951	$(27,694)

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

27

Notes to Financial Statements (Continued)

December 31, 2016

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Oppenheimer Funds, Inc.
Wellington Management Company, LLP

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.84%
$200 million and more	0.79%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate was 0.84%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

28

Notes to Financial Statements (Continued)

December 31, 2016

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.08% for all share classes until April 30, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2016, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $119,803 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $687.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and

29

Notes to Financial Statements (Continued)

December 31, 2016

maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $122,792.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $112,231,116 and sales of $125,371,345 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

30

Notes to Financial Statements (Continued)

December 31, 2016

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2016, the Fund recaptured $579 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,172,673	$32,546,906	$34,719,579	$—	$34,719,579

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$—	$21,659,003	$21,659,003	$—	$21,659,003

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

31

Notes to Financial Statements (Continued)

December 31, 2016

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$2,329,369	$2,329,369	$—	$24,309,668	$26,639,037

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$150,124,794	$31,382,797	$(7,073,129)	$24,309,668

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Small Cap Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

33

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 63.78%.

The Fund designates $32,546,906 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

34

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

35

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

36

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

37

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

38

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

39

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

40

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

41

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

42

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

43

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

44

Annual Report

December 31, 2016

NVIT Multi-Manager Small Cap Value Fund

AR-MM-SCV 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager Small Cap Value Fund

For the annual period ended December 31, 2016, the NVIT Multi-Manager Small Cap Value Fund (Class I) returned 25.93% versus 31.74% for its benchmark, the Russell 2000® Value Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Small-Cap Value Funds (consisting of 54 funds as of December 31, 2016) was 27.60% for the same time period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by Epoch Investment Partners, Inc. and JPMorgan Investment Management Inc.

The following commentary is provided by Epoch Investment Partners, Inc.

One of our holdings in the U.S. Small Cap Value strategy is Cedar Fair, L.P. Cedar Fair operates 13 regional amusement parks across the country. In 2016 the company debuted the tallest, fastest and longest dive coaster in the world, named Valravn at its Cedar Point, Ohio, park. Little did small-capitalization investors know that 2016 would be a roller-coaster ride comparable to any that this family entertainment company could come up with. In the end, 2016 will boil down to two distinct periods: before the election of Donald Trump as the next U.S. president and after his election. The ride started with a steep drop right out of the gate in January over concerns about the lack of global growth potentially leading to deflation. The U.S. economy seemed to stabilize from there and climbed back into positive territory until the U.K.’s Brexit vote in June (to leave the European Union) took us for another dip. The market shook this off in relatively short order, however. Going into the U.S. Election Day in November, the Russell 2000®

Index was up a respectable 6%. The Russell 2000 Value Index had done even better, up 12% due to its higher weighting in Financials, particularly REITs, which performed well, and a significantly lower weighting in Health Care, which was one of the worst-performing sectors in 2016 to that point. The Epoch Small Cap Value strategy had weathered the ups and downs and was slightly ahead of the Russell 2000 Index as Americans went to the polls.

Then the unexpected U.S. election of Trump happened. On the Friday before the election he was deemed to have only a 17% chance of winning and virtually no chance based on polls the Monday before the election. Indeed, Clinton won the popular vote by 2.5 million. Since Trump became president-elect, small-cap stocks have seen a considerable upswing. The Russell 2000 Index’s 11% rally in November represented the 11th-best single month in the history of the index since it began measuring the data in 1979. The rally continued into year-end. From the day after the election to year-end, the Russell 2000 Index was up almost 14% and the Russell 2000 Value Index rose over 17%.

The positive reaction in stock prices was driven by the sentiment that a Trump administration generally would be positive for U.S. businesses through a combination of lower corporate taxes, less regulation and the potential for stronger gross domestic product (GDP) growth. Over the next several years, if the new administration is successful in lowering corporate taxes and helping to boost the growth rate of the U.S. economy, most stocks should benefit, but small-cap stocks even more so. First, revenue growth should be amplified in smaller-cap stocks vs. large caps from an uptick in GDP. Secondly, smaller-cap companies generally pay taxes at a higher rate than large-cap companies because their revenues come primarily from the U.S., which has a higher corporate tax rate than almost every other market in the world. Large-cap, multinational companies typically have blended tax rates well below U.S.-focused small-cap companies, due to the lower rates they are paying on the revenues from international markets. Lower corporate taxes should therefore result in a greater bump in earnings and free cash flow to

4

Fund Commentary (con’t.)	NVIT Multi-Manager Small Cap Value Fund

smaller-cap companies. Lastly, a stronger U.S. dollar has a less-negative impact on small-cap companies as they have less foreign revenue to translate back into U.S. dollars.

Once we saw the election outcome, we made several Fund sleeve changes. From an industry standpoint, less-onerous regulations could benefit financials stocks, particularly banks, whose earnings also would grow more rapidly in a rising interest rate environment versus the very low rates we have seen since 2008. The movement in Financials has been impressive, with the sector up over 24% in the Russell 2000 Value Index since the election. Companies with exposure to infrastructure spending also should be well positioned over the next several years. In addition, a stronger economy implies stronger consumer spending, and consumer spending makes up nearly 70% of U.S. GDP. That should bode well for consumer discretionary stocks that have the right products and services that consumers want.

Our investment philosophy focuses on companies that generate free cash flow and management teams that we feel are good allocators of that free cash flow. Our philosophy and process inherently produce a Fund sleeve with a lower beta than that of the index. While the Epoch Small Cap Value strategy has enjoyed the ride up since the election, we have been unable to keep up with the index’s incredible rally on a relative basis. While this is certainly disappointing in the near term, our investment philosophy focuses on companies over a three-year and longer time horizon, and our Fund sleeve is constructed to outperform over a longer market cycle. Rapid, short-term rallies will be difficult for us to keep up with, but investing is a marathon, not a sprint.

The U.S. Small Cap Value strategy is invested in profitable companies that have proven business models, and generate positive cash flow. Conversely, the Russell 2000 Index contains many unprofitable companies. There are numerous examples of the share prices of unprofitable companies surging post-election on the hope that an improved U.S. economy would eventually lead to profitability. For example, in the Materials sector, shares of AK Steel, which has turned a profit in only one year since 2008, rose 68% from the election through year-end. In Energy, the ERA Group, which lost money in 2015 and 2016 and is expected to continue to lose money in 2017, rose 98% after the election. In Health Care, shares of Loxo Oncology, a biotechnology company that has burned cash since its IPO in 2014 and is expected to continue to lose money even if it has a drug on the market by 2018, rose 63% in the weeks after the election. Sharp spikes in the shares of unprofitable companies is a common characteristic of a short-term speculative rally in small caps.

While security selection was positive in the Real Estate and Telecommunication Sectors, selection in other sectors more than offset that advantage. Certain holdings in the Financials, Materials, and Health Care sectors detracted from results despite all 11 economic sectors posting a positive return for the period. Against this backdrop a less-than-index weight in the Financials sector, which was among the top-performing sectors for the market, detracted from relative results and a larger-than-benchmark weight in the Health Care sector, which provided a low (positive) return, detracted from the Fund sleeve’s relative performance.

Among the stocks that made a positive contribution included Woodward Inc., Bank of Hawaii and WellCare Health Plans. Woodward, which engages in energy control and optimization solutions through the aerospace and energy segments, advanced during the period after reporting stronger-than-expected earnings. Bank of Hawaii announced an increase in its dividend and buyback program during the period on the back of strong results. WellCare Health, a provider of managed care services, also advanced during the period as the company was poised to benefit from new policies issued by the Centers for Medicare and Medicaid Services regarding funding for enrolling large numbers of seniors.

Among the stocks that detracted from results included Integer Holdings, KapStone Paper and Packaging, and Air Methods Corp. Integer’s shares declined after the company reported weak second-quarter results and lowered its guidance

5

Fund Commentary (con’t.)	NVIT Multi-Manager Small Cap Value Fund

for full-year 2016 earnings. Integer manufactures power sources used in medical devices. Upon further review, we opted to sell our position in the company in the third quarter. Shares of KapStone Paper and Packaging declined on weaker-than-expected fourth-quarter 2015 results stemming from export price pressure and productivity headwinds experienced in two of the company’s largest mills. We closed our position in March 2016 as we expect that fundamentals for the containerboard market will remain tepid over the intermediate term. Air Methods Corp.’s shares declined after the company fell short of analyst expectations for second-quarter earnings due to adverse weather affecting the company’s ability to fly in certain markets during the quarter. Weather impacts to the business are temporary. The company has invested heavily in its aircraft fleet and staffing. Going forward, a planned decline in capex should result in an increase in free cash flow generation.

With the market driven by a narrow set of factors, investors who focus on company fundamentals struggled to keep up. Any advantage gained from fundamental research was swamped by the momentum rally in small cap-equities. In our view, the high-beta rally in U.S. small-cap equities is unsustainable and eventually will revert to the mean.

The U.S. Small Cap Value Fund sleeve is a collection of companies that we believe represent compelling investment opportunities based on their price, ability to generate free cash flow, and approach to allocating capital to its most effective use. Back to our roller coaster, Cedar Fair generated record attendance (thanks to Valravn) and free cash flow in 2016, and the stock returned 15% plus a 5.3% dividend yield with considerably less risk (beta of 0.88) than the index. Our Fund sleeve consists of many similar companies that generate cash, continue to have attractive opportunities to invest that cash or return it to shareholders, and trade for what we believe are reasonable valuations compared to their cash-generation capabilities.

For 2017 to be a more favorable environment for this approach, we only need to see the unique conditions that were in place for most of 2016 recede from their extremes. With that, we eagerly look forward to the coming year.

Portfolio Managers:

Michael Caputo, David N. Pearl and Michael A. Welhoelter, CFA

The following commentary is provided by JPMorgan Investment Management Inc.

From a traditional attribution standpoint, stock selection in the media and industrial cyclical sectors contributed to results. At the individual stock level, Quad/Graphics (0.88% average weight, 111 basis points [bps] contribution) aided performance. Shares outperformed during the period following four consistent earnings beats versus analyst estimates in 2016. The company’s focus on deleveraging and expanding into more cost-efficient services (e.g., digital marketing solutions), while returning capital to shareholders, has helped the stock thrive despite being in a secularly declining industry. Talen Energy (0.91% average weight, 78 bps contribution) was another top contributor to the Fund sleeve’s return. Shares rose during the period as the company was acquired by Riverstone Holdings, a private equity firm, in cash for $14 per share, or $1.8 billion.

Alternatively, stock selection in the pharmaceuticals and semiconductors sectors detracted from results. At the stock level, First Solar (0.43% average weight, -58 bps) hurt returns as the solar panel industry remains challenged by declining prices in photovoltaic solar cells due to excess capacity. Additionally, management guided toward the lower end of its 2017 earnings target as a result of a strategic decision to invest about $1.5 billion in the company’s next-generation Series 6 module offering, which analysts viewed with skepticism, given the uncertain industry backdrop. First NBC Bank Holding Company (0.27% average weight, -56 bps) was another top detractor for the year. Shares fell during the period after the company announced there were errors in its 2015 annual report regarding “historic rehabilitation tax credits.” Additionally, regulators determined in the fall that the bank was “troubled” due to its inadequate capital reserve, putting further pressure on the stock.

6

Fund Commentary (con’t.)	NVIT Multi-Manager Small Cap Value Fund

From our proprietary attribution framework, during the reporting period, the Alpha Model added to performance, while Risk Factors, Sector Selection and Stock Specific detracted. From a factor perspective, Valuation and Momentum contributed to performance.

The Fund sleeve held futures to equitize excess cash balances. Generally, the maximum allocation in futures is less than 5% of the Fund sleeve’s total market value.

Portfolio Managers:

Phillip Hart, CFA and Dennis S. Ruhl, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including small companies and special situation companies). The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more-unpredictable price changes than more-established stocks. The Fund may invest in real estate investment trusts (REITs), which are subject to abrupt or erratic price movements and generally lack liquidity. The Fund also is subject to the risks of investing in foreign securities (which may be volatile, harder to price and less liquid than U.S. securities). Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Fund Overview	NVIT Multi-Manager Small Cap Value Fund

Asset Allocation†

Common Stocks	97.4%
Repurchase Agreements	4.9%
Master Limited Partnership	0.3%
Futures Contract††	(0.0)%
Liabilities in excess of other assets	(2.6)%
100.0%

Top Industries†††

Banks	17.0%
Equity Real Estate Investment Trusts (REITs)	8.1%
Machinery	4.2%
Electronic Equipment, Instruments & Components	4.0%
Commercial Services & Supplies	3.1%
Insurance	2.9%
Specialty Retail	2.8%
Health Care Providers & Services	2.8%
Thrifts & Mortgage Finance	2.7%
Software	2.6%
Other Industries*	49.8%
100.0%

Top Holdings†††

Sanmina Corp.	0.9%
Texas Capital Bancshares, Inc.	0.9%
Molina Healthcare, Inc.	0.9%
IBERIABANK Corp.	0.9%
Insight Enterprises, Inc.	0.8%
Hanmi Financial Corp.	0.8%
United Community Banks, Inc.	0.7%
BankUnited, Inc.	0.7%
PrivateBancorp, Inc.	0.7%
Central Garden & Pet Co., Class A	0.7%
Other Holdings*	92.0%
100.0%

Objective

The Fund seeks capital appreciation.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class I) returned 25.93%, underperforming the benchmark by 5.81% and the Lipper peer category median by 1.67%

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

8

Fund Performance	NVIT Multi-Manager Small Cap Value Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	10 Yr.
Class I	25.93%	16.45%	7.46%
Class II	25.61%	16.18%	7.18%
Class IV	26.03%	16.48%	7.45%
Class Y2	26.20%	16.64%	7.60%
Russell 2000® Value Index	31.74%	15.07%	6.26%
CPI	2.07%	1.36%	1.81%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of the Class Y shares (March 27, 2008), are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. Class Y shares’ annual returns have not been restated to reflect lower expenses for that class than the expenses that apply to Class I shares.

Expense Ratios

Expense Ratio^
Class I	1.05%
Class II	1.30%
Class IV	1.05%
Class Y	0.90%

^	Current effective prospectus dated April 29, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

9

Fund Performance (con’t.)	NVIT Multi-Manager Small Cap Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Nationwide NVIT Multi-Manager Small Cap Value Fund versus performance of the Russell 2000® Value Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

10

Shareholder Expense Example	NVIT Multi-Manager Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Small Cap Value Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	1,209.80	5.83	1.05
	Hypothetical(a)(b)		1,000.00	1,019.86	5.33	1.05
Class II Shares	Actual	(a)	1,000.00	1,208.40	7.22	1.30
	Hypothetical(a)(b)		1,000.00	1,018.60	6.60	1.30
Class IV Shares	Actual	(a)	1,000.00	1,210.60	5.83	1.05
	Hypothetical(a)(b)		1,000.00	1,019.86	5.33	1.05
Class Y Shares	Actual	(a)	1,000.00	1,211.50	5.00	0.90
	Hypothetical(a)(b)		1,000.00	1,020.61	4.57	0.90

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

11

Statement of Investments

December 31, 2016

NVIT Multi-Manager Small Cap Value Fund

Common Stocks 97.4%

	Shares	Market Value

Aerospace & Defense 1.9%
AAR Corp.	45,600	$1,507,080
Curtiss-Wright Corp.	7,600	747,536
Engility Holdings, Inc.*	24,100	812,170
Hexcel Corp.	67,236	3,458,620
Moog, Inc., Class A*	24,875	1,633,790
Vectrus, Inc.*	78,100	1,862,685

		10,021,881

Air Freight & Logistics 0.3%
Atlas Air Worldwide Holdings, Inc.*	29,000	1,512,350

Airlines 0.7%
JetBlue Airways Corp.*	9,200	206,264
SkyWest, Inc.	88,900	3,240,405

		3,446,669

Auto Components 1.7%
Cooper Tire & Rubber Co.	59,300	2,303,805
Cooper-Standard Holding, Inc.*	30,800	3,184,104
Dana, Inc.	114,900	2,180,802
Metaldyne Performance Group, Inc.	5,300	121,635
Stoneridge, Inc.*	66,400	1,174,616

		8,964,962

Banks 17.5%
1st Source Corp.	3,240	144,698
Allegiance Bancshares, Inc.*	8,900	321,735
Banc of California, Inc. (a)	144,600	2,508,810
Bank of Hawaii Corp.	33,934	3,009,606
Bank of Marin Bancorp	900	62,775
Bank of the Ozarks, Inc.	66,916	3,519,112
BankUnited, Inc.	107,250	4,042,252
Banner Corp.	7,600	424,156
Berkshire Hills Bancorp, Inc.	6,100	224,785
Boston Private Financial Holdings, Inc.	11,600	191,980
Cascade Bancorp*	25,800	209,496
Cathay General Bancorp	14,900	566,647
Central Valley Community Bancorp (a)	6,900	137,724
Columbia Banking System, Inc.	6,217	277,776
Community Trust Bancorp, Inc.	11,657	578,187
CU Bancorp*	7,000	250,600
Customers Bancorp, Inc.* (a)	20,840	746,489
CVB Financial Corp.	72,206	1,655,684
Eagle Bancorp, Inc.*	27,506	1,676,491
East West Bancorp, Inc.	11,922	605,995
Enterprise Financial Services Corp.	23,600	1,014,800
Farmers National Banc Corp.	25,200	357,840
Fidelity Southern Corp.	103,784	2,456,567
Financial Institutions, Inc.	12,200	417,240
First BanCorp*	456,500	3,017,465
First Business Financial Services, Inc.	15,300	362,916
First Citizens BancShares, Inc., Class A	1,400	497,000
First Commonwealth Financial Corp.	96,200	1,364,116

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
First Community Bancshares, Inc.	17,900	$539,506
First Financial Bancorp	18,700	532,015
First Financial Corp.	3,800	200,640
First Hawaiian, Inc.	14,000	487,480
First Interstate BancSystem, Inc., Class A (a)	40,000	1,702,000
First Merchants Corp.	27,400	1,031,610
First Midwest Bancorp, Inc.	25,000	630,750
First NBC Bank Holding Co.* (a)	52,900	386,170
Flushing Financial Corp.	11,800	346,802
Franklin Financial Network, Inc.*	26,000	1,088,100
Fulton Financial Corp.	90,900	1,708,920
Glacier Bancorp, Inc.	49,965	1,810,232
Great Southern Bancorp, Inc.	16,500	901,725
Hancock Holding Co.	77,800	3,353,180
Hanmi Financial Corp.	122,390	4,271,411
Heartland Financial USA, Inc.	22,700	1,089,600
Hilltop Holdings, Inc.	56,300	1,677,740
Hope Bancorp, Inc.	107,487	2,352,890
IBERIABANK Corp.	56,200	4,706,750
Independent Bank Corp. (a)	34,500	1,289,775
MainSource Financial Group, Inc.	17,900	615,760
MB Financial, Inc.	4,481	211,638
Midland States Bancorp, Inc.	8,100	293,058
NBT Bancorp, Inc.	26,600	1,114,008
OFG Bancorp	40,100	525,310
PacWest Bancorp	9,600	522,624
Pinnacle Financial Partners, Inc. (a)	28,900	2,002,770
Preferred Bank	31,900	1,672,198
Premier Financial Bancorp, Inc. (a)	4,079	81,988
PrivateBancorp, Inc.	72,100	3,907,099
Republic Bancorp, Inc., Class A	5,955	235,461
Sierra Bancorp	9,700	257,923
Simmons First National Corp., Class A (a)	4,200	261,030
South State Corp.	5,174	452,208
Southern National Bancorp of Virginia, Inc.	7,200	117,648
Southwest Bancorp, Inc.	13,300	385,700
Sterling Bancorp	83,600	1,956,240
Stonegate Bank	11,100	463,203
Texas Capital Bancshares, Inc.*	61,329	4,808,194
Towne Bank	5,427	180,448
TriCo Bancshares	60,300	2,061,054
TriState Capital Holdings, Inc.*	19,500	430,950
Triumph Bancorp, Inc.*	13,800	360,870
Trustmark Corp.	8,700	310,155
Union Bankshares Corp.	8,081	288,815
United Community Banks, Inc.	136,900	4,054,978
West Bancorporation, Inc.	7,100	175,370
Western Alliance Bancorp*	39,681	1,932,861
Wintrust Financial Corp.	28,300	2,053,731

		92,483,530

12

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Biotechnology 1.1%
Adverum Biotechnologies, Inc.* (a)	1,500	$4,350
AMAG Pharmaceuticals, Inc.*	30,900	1,075,320
ARIAD Pharmaceuticals, Inc.* (a)	35,200	437,888
Cara Therapeutics, Inc.* (a)	6,900	64,101
Celldex Therapeutics, Inc.* (a)	62,900	222,666
Corvus Pharmaceuticals, Inc.* (a)	21,600	308,880
Esperion Therapeutics, Inc.* (a)	28,900	361,828
Exelixis, Inc.*	34,400	512,904
Immune Design Corp.* (a)	2,600	14,300
Kite Pharma, Inc.* (a)	3,800	170,392
Lexicon Pharmaceuticals, Inc.* (a)	29,100	402,453
Loxo Oncology, Inc.* (a)	12,600	404,649
Merrimack Pharmaceuticals, Inc.* (a)	35,100	143,208
Pfenex, Inc.*	18,200	165,074
Rigel Pharmaceuticals, Inc.*	169,700	403,886
Sage Therapeutics, Inc.*	7,300	372,738
Ultragenyx Pharmaceutical, Inc.*	3,500	246,085
Vanda Pharmaceuticals, Inc.*	16,300	259,985
Zafgen, Inc.*	2,200	6,996

		5,577,703

Building Products 2.3%
American Woodmark Corp.*	28,563	2,149,366
Armstrong Flooring, Inc.*	100,005	1,991,100
Armstrong World Industries, Inc.*	56,841	2,375,954
Gibraltar Industries, Inc.*	59,628	2,483,506
Insteel Industries, Inc.	44,452	1,584,269
Universal Forest Products, Inc.	13,700	1,399,866

		11,984,061

Capital Markets 2.1%
Artisan Partners Asset Management, Inc., Class A	55,225	1,642,944
BGC Partners, Inc., Class A	69,800	714,054
Diamond Hill Investment Group, Inc.	9,638	2,027,642
Donnelley Financial Solutions, Inc.*	1,962	45,087
GAIN Capital Holdings, Inc.	15,500	101,990
Houlihan Lokey, Inc.	8,700	270,744
INTL. FCStone, Inc.*	10,700	423,720
Janus Capital Group, Inc.	21,800	289,286
KCG Holdings, Inc., Class A*	75,300	997,725
Morningstar, Inc.	24,643	1,812,739
Piper Jaffray Cos.*	24,900	1,805,250
Pzena Investment Management, Inc., Class A	96,126	1,067,960

		11,199,141

Chemicals 1.8%
FutureFuel Corp.	29,400	408,660
Innophos Holdings, Inc.	26,800	1,400,568
Innospec, Inc.	2,400	164,400
Methanex Corp.	22,248	974,462
Minerals Technologies, Inc.	26,600	2,054,850
OMNOVA Solutions, Inc.*	8,400	84,000

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
Rayonier Advanced Materials, Inc. (a)	25,700	$397,322
Trinseo SA	42,800	2,538,040
Valvoline, Inc. (a)	81,953	1,761,990

		9,784,292

Commercial Services & Supplies 3.2%
ABM Industries, Inc.	46,600	1,903,144
ACCO Brands Corp.*	254,500	3,321,225
CECO Environmental Corp.	36,300	506,385
Essendant, Inc.	6,900	144,210
KAR Auction Services, Inc.	56,252	2,397,460
Kimball International, Inc., Class B	15,600	273,936
LSC Communications, Inc.	1,962	58,232
Quad/Graphics, Inc.	111,500	2,997,120
RR Donnelley & Sons Co.	5,032	82,122
TRC Cos., Inc.*	3,900	41,340
US Ecology, Inc.	56,138	2,759,183
Viad Corp.	24,900	1,098,090
VSE Corp.	21,900	850,596
West Corp.	22,200	549,672

		16,982,715

Communications Equipment 1.2%
Extreme Networks, Inc.*	223,700	1,125,211
Harmonic, Inc.*	355,926	1,779,630
NetScout Systems, Inc.*	102,716	3,235,554
Oclaro, Inc.*	49,200	440,340

		6,580,735

Construction & Engineering 0.9%
EMCOR Group, Inc.	39,300	2,780,868
HC2 Holdings, Inc.*	179,100	1,062,063
Orion Group Holdings, Inc.*	10,200	101,490
Tutor Perini Corp.*	26,908	753,424

		4,697,845

Construction Materials 0.1%
Forterra, Inc.*	13,900	301,074

Consumer Finance 0.7%
EZCORP, Inc., Class A*	107,300	1,142,745
FirstCash, Inc.	57,528	2,703,816

		3,846,561

Containers & Packaging 0.1%
Berry Plastics Group, Inc.*	12,500	609,125

Diversified Consumer Services 0.8%
Career Education Corp.*	17,300	174,557
K12, Inc.*	49,100	842,556
Service Corp. International	108,265	3,074,726

		4,091,839

13

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Diversified Financial Services 0.0%†
Marlin Business Services Corp.	5,100	$106,590

Diversified Telecommunication Services 1.1%
IDT Corp., Class B	40,700	754,578
Inteliquent, Inc.	122,400	2,805,408
Lumos Networks Corp.*	143,563	2,242,454

		5,802,440

Electric Utilities 1.7%
El Paso Electric Co.	19,100	888,150
Genie Energy Ltd., Class B*	20,200	116,150
IDACORP, Inc.	27,400	2,207,070
MGE Energy, Inc.	8,750	571,375
Portland General Electric Co.	74,900	3,245,417
Spark Energy, Inc., Class A (a)	30,800	933,240
Westar Energy, Inc.	15,700	884,695

		8,846,097

Electrical Equipment 0.7%
General Cable Corp.	189,100	3,602,355

Electronic Equipment, Instruments & Components 4.1%
Benchmark Electronics, Inc.*	67,975	2,073,238
Insight Enterprises, Inc.*	106,500	4,306,860
Kimball Electronics, Inc.*	68,650	1,249,430
National Instruments Corp.	45,134	1,391,030
Novanta, Inc.*	7,000	147,000
Plexus Corp.*	42,300	2,285,892
Sanmina Corp.*	132,811	4,867,523
Tech Data Corp.*	10,600	897,608
Universal Display Corp.*	44,311	2,494,709
Vishay Intertechnology, Inc.	103,700	1,679,940
Vishay Precision Group, Inc.*	13,800	260,820

		21,654,050

Energy Equipment & Services 1.8%
Archrock, Inc.	67,600	892,320
Atwood Oceanics, Inc.* (a)	77,400	1,016,262
Core Laboratories NV (a)	6,652	798,506
Dril-Quip, Inc.*	21,574	1,295,519
Helix Energy Solutions Group, Inc.*	69,700	614,754
McDermott International, Inc.*	196,900	1,455,091
Oil States International, Inc.*	59,378	2,315,742
Seadrill Ltd.* (a)	312,500	1,065,625
Superior Energy Services, Inc.*	15,726	265,455

		9,719,274

Equity Real Estate Investment Trusts (REITs) 8.3%
Agree Realty Corp.	2,000	92,100
American Assets Trust, Inc.	7,400	318,792
American Campus Communities, Inc.	23,500	1,169,595
Armada Hoffler Properties, Inc.	11,900	173,383
Ashford Hospitality Trust, Inc.	325,400	2,525,104

Common Stocks (continued)

	Shares	Market Value

Equity Real Estate Investment Trusts (REITs) (continued)
Bluerock Residential Growth REIT, Inc.	18,100	$248,332
Cedar Realty Trust, Inc.	30,700	200,471
Chatham Lodging Trust	16,100	330,855
Chesapeake Lodging Trust	26,200	677,532
CoreSite Realty Corp.	18,300	1,452,471
Cousins Properties, Inc.	191,670	1,631,112
CubeSmart	75,286	2,015,406
CyrusOne, Inc.	4,700	210,231
DCT Industrial Trust, Inc.	49,500	2,370,060
DiamondRock Hospitality Co.	205,700	2,371,721
EastGroup Properties, Inc.	2,700	199,368
Education Realty Trust, Inc.	16,633	703,576
FelCor Lodging Trust, Inc.	19,100	152,991
First Industrial Realty Trust, Inc.	63,700	1,786,785
Franklin Street Properties Corp.	6,700	86,832
GEO Group, Inc. (The)	75,052	2,696,618
Government Properties Income Trust	6,100	116,296
Gramercy Property Trust	144,600	1,327,428
Highwoods Properties, Inc.	19,500	994,695
Hudson Pacific Properties, Inc.	12,900	448,662
InfraREIT, Inc.*	22,300	399,393
Kite Realty Group Trust	119,554	2,807,128
LTC Properties, Inc.	17,800	836,244
National Storage Affiliates Trust	20,800	459,056
New Senior Investment Group, Inc.	53,300	521,807
NexPoint Residential Trust, Inc.	17,200	384,248
Parkway, Inc.*	24,470	544,458
QTS Realty Trust, Inc., Class A	9,500	471,675
RAIT Financial Trust	305,100	1,025,136
Ramco-Gershenson Properties Trust	16,800	278,544
Retail Opportunity Investments Corp.	131,200	2,772,256
Rexford Industrial Realty, Inc.	37,100	860,349
RLJ Lodging Trust	27,200	666,128
Silver Bay Realty Trust Corp.	40,200	689,028
Summit Hotel Properties, Inc.	138,500	2,220,155
Sun Communities, Inc.	8,700	666,507
Sunstone Hotel Investors, Inc.	107,674	1,642,029
Xenia Hotels & Resorts, Inc.	123,200	2,392,544

		43,937,101

Food & Staples Retailing 0.8%
SpartanNash Co.	87,800	3,471,612
SUPERVALU, Inc.*	113,300	529,111
US Foods Holding Corp.*	15,600	428,688

		4,429,411

Food Products 1.7%
B&G Foods, Inc.	53,586	2,347,067
Darling Ingredients, Inc.*	9,200	118,772
Dean Foods Co.	64,400	1,402,632
Fresh Del Monte Produce, Inc.	31,808	1,928,519
Post Holdings, Inc.*	4,500	361,755
TreeHouse Foods, Inc.*	37,758	2,725,750

		8,884,495

14

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Gas Utilities 1.1%
New Jersey Resources Corp.	54,200	$1,924,100
Southwest Gas Corp.	31,400	2,405,868
Spire, Inc.	14,100	910,155
WGL Holdings, Inc.	10,200	778,056

		6,018,179

Health Care Equipment & Supplies 1.0%
AngioDynamics, Inc.*	26,600	448,742
ICU Medical, Inc.*	19,800	2,917,530
Natus Medical, Inc.*	50,115	1,744,002

		5,110,274

Health Care Providers & Services 2.9%
Air Methods Corp.*	81,902	2,608,579
Cross Country Healthcare, Inc.*	93,200	1,454,852
HealthSouth Corp. (a)	37,327	1,539,365
Healthways, Inc.*	38,100	866,775
Kindred Healthcare, Inc.	61,200	480,420
Molina Healthcare, Inc.*	88,345	4,793,600
Patterson Cos., Inc. (a)	66,650	2,734,649
WellCare Health Plans, Inc.*	4,400	603,152

		15,081,392

Hotels, Restaurants & Leisure 0.7%
Cracker Barrel Old Country Store, Inc. (a)	10,640	1,776,667
Pinnacle Entertainment, Inc.*	15,200	220,400
Red Rock Resorts, Inc., Class A	69,411	1,609,641
Speedway Motorsports, Inc.	4,500	97,515

		3,704,223

Household Durables 0.4%
Beazer Homes USA, Inc.* (a)	65,300	868,490
Lifetime Brands, Inc.	47,200	837,800
NACCO Industries, Inc., Class A	3,300	298,815

		2,005,105

Household Products 0.7%
Central Garden & Pet Co., Class A*	124,300	3,840,870

Independent Power and Renewable Electricity Producers 0.7%
Ormat Technologies, Inc.	36,500	1,957,130
TerraForm Global, Inc., Class A*	392,500	1,550,375

		3,507,505

Insurance 3.0%
American Equity Investment Life Holding Co.	149,400	3,367,476
AMERISAFE, Inc.	1,000	62,350
AmTrust Financial Services, Inc.	32,012	876,489
Aspen Insurance Holdings Ltd.	16,400	902,000
Assured Guaranty Ltd.	12,600	475,902
CNO Financial Group, Inc.	131,800	2,523,970
First American Financial Corp.	31,200	1,142,856

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Horace Mann Educators Corp.	2,300	$98,440
Kinsale Capital Group, Inc.	9,800	333,298
Maiden Holdings Ltd.	49,000	855,050
ProAssurance Corp.	26,206	1,472,777
Selective Insurance Group, Inc.	20,700	891,135
Stewart Information Services Corp.	58,300	2,686,464
United Fire Group, Inc.	3,900	191,763
Universal Insurance Holdings, Inc. (a)	2,800	79,520

		15,959,490

Internet Software & Services 0.4%
Bankrate, Inc.*	25,300	279,565
Intralinks Holdings, Inc.*	26,603	359,672
RetailMeNot, Inc.*	176,000	1,636,800

		2,276,037

IT Services 1.6%
CSRA, Inc.	76,525	2,436,556
Datalink Corp.*	21,500	242,090
EVERTEC, Inc.	93,703	1,663,228
Sykes Enterprises, Inc.*	53,000	1,529,580
Unisys Corp.* (a)	56,700	847,665
WEX, Inc.*	16,803	1,875,215

		8,594,334

Leisure Products 0.1%
Acushnet Holdings Corp.*	15,100	297,621
JAKKS Pacific, Inc.* (a)	76,500	393,975

		691,596

Life Sciences Tools & Services 0.6%
Bio-Rad Laboratories, Inc., Class A*	17,740	3,233,647

Machinery 4.3%
Columbus McKinnon Corp.	25,500	689,520
FreightCar America, Inc.	32,800	489,704
Global Brass & Copper Holdings, Inc.	108,600	3,724,980
Hurco Cos., Inc.	2,800	92,680
Hyster-Yale Materials Handling, Inc.	9,200	586,684
John Bean Technologies Corp.	23,940	2,057,643
Joy Global, Inc.	117,300	3,284,400
Kadant, Inc.	27,000	1,652,400
Kennametal, Inc.	8,500	265,710
Manitowoc Foodservice, Inc.*	92,832	1,794,442
Meritor, Inc.*	143,300	1,779,786
Mueller Industries, Inc.	58,654	2,343,814
Woodward, Inc.	55,443	3,828,339

		22,590,102

15

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Media 0.4%
Sinclair Broadcast Group, Inc., Class A	38,800	$1,293,980
tronc, Inc. (a)	48,600	674,082

		1,968,062

Metals & Mining 1.1%
AK Steel Holding Corp.*	335,800	3,428,518
Commercial Metals Co.	11,400	248,292
Compass Minerals International, Inc. (a)	26,235	2,055,512
Ryerson Holding Corp.*	3,800	50,730
Schnitzer Steel Industries, Inc., Class A	9,200	236,440

		6,019,492

Mortgage Real Estate Investment Trusts (REITs) 1.2%
AG Mortgage Investment Trust, Inc.	8,600	147,146
Blackstone Mortgage Trust, Inc., Class A	60,724	1,825,971
Capstead Mortgage Corp.	232,800	2,372,232
Orchid Island Capital, Inc.	7,000	75,810
Redwood Trust, Inc.	134,300	2,042,703

		6,463,862

Multi-Utilities 1.2%
Black Hills Corp. (a)	40,222	2,467,218
NorthWestern Corp.	59,106	3,361,358
Unitil Corp.	7,200	326,448

		6,155,024

Oil, Gas & Consumable Fuels 2.3%
Abraxas Petroleum Corp.* (a)	368,300	946,531
Bill Barrett Corp.*	147,300	1,029,627
Clayton Williams Energy, Inc.* (a)	7,100	846,746
Delek US Holdings, Inc.	58,200	1,400,874
Denbury Resources, Inc.*	436,900	1,607,792
Eclipse Resources Corp.*	175,800	469,386
EP Energy Corp., Class A* (a)	98,400	644,520
Green Plains, Inc.	12,300	342,555
Infinity Bio-Energy Ltd.* (b)(c)	155,500	0
Northern Oil and Gas, Inc.* (a)	88,900	244,475
Oasis Petroleum, Inc.*	32,700	495,078
Renewable Energy Group, Inc.* (a)	89,778	870,847
REX American Resources Corp.*	2,200	217,250
SemGroup Corp., Class A	45,600	1,903,800
Westmoreland Coal Co.* (a)	62,800	1,109,676
World Fuel Services Corp.	6,200	284,642

		12,413,799

Paper & Forest Products 0.4%
P.H. Glatfelter Co.	15,100	360,739
Schweitzer-Mauduit International, Inc.	38,200	1,739,246

		2,099,985

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals 0.3%
Amphastar Pharmaceuticals, Inc.* (a)	22,600	$416,292
Impax Laboratories, Inc.*	3,700	49,025
Lannett Co., Inc.* (a)	9,800	216,090
Medicines Co. (The)* (a)	17,600	597,344
Revance Therapeutics, Inc.* (a)	17,400	360,180

		1,638,931

Professional Services 1.0%
Acacia Research Corp.*	131,200	852,800
Kelly Services, Inc., Class A	57,700	1,322,484
TriNet Group, Inc.*	86,600	2,218,692
TrueBlue, Inc.*	27,700	682,805

		5,076,781

Real Estate Management & Development 0.5%
Colliers International Group, Inc.	66,975	2,461,331

Road & Rail 2.0%
ArcBest Corp.	126,600	3,500,490
Genesee & Wyoming, Inc., Class A*	33,135	2,299,900
Roadrunner Transportation Systems, Inc.*	75,600	785,484
Werner Enterprises, Inc.	80,965	2,182,007
YRC Worldwide, Inc.*	152,200	2,021,216

		10,789,097

Semiconductors & Semiconductor Equipment 2.1%
Alpha & Omega Semiconductor Ltd.*	62,353	1,326,248
Amkor Technology, Inc.*	328,000	3,460,400
Cypress Semiconductor Corp. (a)	212,025	2,425,566
First Solar, Inc.* (a)	24,900	799,041
IXYS Corp.	104,600	1,244,740
Ultra Clean Holdings, Inc.*	164,300	1,593,710
Xcerra Corp.*	53,600	409,504

		11,259,209

Software 2.7%
A10 Networks, Inc.*	95,800	796,098
Mentor Graphics Corp.	18,100	667,709
MicroStrategy, Inc., Class A*	10,707	2,113,562
PTC, Inc.*	69,365	3,209,518
QAD, Inc., Class A	5,000	152,000
RingCentral, Inc., Class A*	5,400	111,240
Rubicon Project, Inc. (The)*	21,400	158,788
Take-Two Interactive Software, Inc.*	52,200	2,572,938
Tangoe, Inc.*	66,948	527,550
TiVo Corp.*	178,443	3,729,459
VASCO Data Security International, Inc.*	14,100	192,465

		14,231,327

16

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail 2.9%
Caleres, Inc.	31,100	$1,020,702
Children’s Place, Inc. (The)	25,000	2,523,750
Hibbett Sports, Inc.*	36,089	1,346,120
Office Depot, Inc.	647,000	2,924,440
Rent-A-Center, Inc.	205,900	2,316,375
Sally Beauty Holdings, Inc.*	89,027	2,352,093
Tailored Brands, Inc.	85,400	2,181,970
Tilly’s, Inc., Class A*	33,700	444,503

		15,109,953

Textiles, Apparel & Luxury Goods 1.8%
Carter’s, Inc.	26,082	2,253,224
Iconix Brand Group, Inc.*	229,300	2,141,662
Movado Group, Inc.	11,000	316,250
Oxford Industries, Inc.	37,669	2,265,037
Perry Ellis International, Inc.*	21,200	528,092
Steven Madden Ltd.*	55,383	1,979,942

		9,484,207

Thrifts & Mortgage Finance 2.7%
Charter Financial Corp.	22,300	371,741
Dime Community Bancshares, Inc.	40,700	818,070
First Defiance Financial Corp.	8,400	426,216
Flagstar Bancorp, Inc.*	117,157	3,156,210
HomeStreet, Inc.*	95,900	3,030,440
Meta Financial Group, Inc.	18,000	1,852,200
MGIC Investment Corp.*	66,400	676,616
PennyMac Financial Services, Inc., Class A*	73,000	1,215,450
Provident Financial Holdings, Inc.	5,000	101,100
Provident Financial Services, Inc.	14,200	401,860
United Community Financial Corp.	21,600	193,104
Walker & Dunlop, Inc.*	68,900	2,149,680
WSFS Financial Corp.	2,800	129,780

		14,522,467

Trading Companies & Distributors 0.5%
Applied Industrial Technologies, Inc.	2,400	142,560
MRC Global, Inc.*	130,400	2,641,904

		2,784,464

Water Utilities 0.2%
Artesian Resources Corp., Class A	3,400	108,596
California Water Service Group	12,900	437,310
Consolidated Water Co. Ltd.	29,600	321,160

		867,066

Total Common Stocks (cost $392,089,168)		515,024,107

Master Limited Partnership 0.3%

	Shares	Market Value

Hotels, Restaurants & Leisure 0.3%
Cedar Fair LP,	23,549	$1,511,846

Total Master Limited Partnership (cost $1,459,700)		1,511,846

Repurchase Agreements 4.9%

	Principal Amount

Bank of America NA, 0.50%, dated 12/30/16, due 01/03/17, repurchase price $2,000,111, collateralized by U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $2,040,000. (d)(e)	$2,000,000	2,000,000
BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $6,000,327, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 01/05/17 - 08/01/46; total market value $6,120,000. (d)(e)	6,000,000	6,000,000
ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $17,874,940, collateralized by U.S. Government Agency Securities, ranging from 2.24% - 4.00%, maturing 11/01/26 -05/01/46; total market value $18,231,426. (d)(e)	17,873,948	17,873,948

Total Repurchase Agreements (cost $25,873,948)		25,873,948

Total Investments (cost $419,422,816) (f) — 102.6%		542,409,901
Liabilities in excess of other assets — (2.6)%		(13,594,615)

NET ASSETS — 100.0%		$528,815,286

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2016. The total value of securities on loan at December 31, 2016 was $27,862,616, which was collateralized by repurchase agreements with a total value of $25,873,948 and $2,969,700 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00%-8.13%, and maturity dates ranging from 01/12/17-05/15/45, a total market value of $28,843,648.

17

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Small Cap Value Fund (Continued)

(b)	Fair valued security.

(c)	Illiquid security (unaudited).

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2016 was $25,873,948.

(e)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

REIT	Real Estate Investment Trust

SA	Stock Company

At December 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
142	Russell 2000 Mini Future	03/17/17	$9,633,990	$(69,385)

At December 31, 2016, the fund had $545,000 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

18

Statement of Assets and Liabilities

December 31, 2016

,	NVIT Multi-Manager Small Cap Value Fund
Assets:
Investments, at value* (cost $393,548,868)	$516,535,953
Repurchase agreements, at value (cost $25,873,948)	25,873,948

Total Investments, at value (total cost $419,422,816)	542,409,901

Cash	13,229,167
Deposits with broker for futures contracts	545,000
Interest and dividends receivable	944,715
Security lending income receivable	42,929
Receivable for investments sold	1,076,726
Receivable for capital shares issued	282,042
Prepaid expenses	799

Total Assets	558,531,279

Liabilities:
Payable for investments purchased	2,181,522
Payable for capital shares redeemed	1,121,433
Payable for variation margin on futures contracts	44,816
Payable upon return of securities loaned (Note 2)	25,873,948
Accrued expenses and other payables:
Investment advisory fees	378,587
Fund administration fees	17,164
Distribution fees	9,602
Administrative servicing fees	45,241
Accounting and transfer agent fees	333
Custodian fees	2,962
Compliance program costs (Note 3)	503
Professional fees	18,201
Printing fees	14,505
Other	7,176

Total Liabilities	29,715,993

Net Assets	$528,815,286

Represented by:
Capital	$376,127,646
Accumulated undistributed net investment income	864,013
Accumulated net realized gains from investments and futures transactions	28,905,907
Net unrealized appreciation/(depreciation) from investments	122,987,085
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(69,385)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	20

Net Assets	$528,815,286

Net Assets:
Class I Shares	$191,007,874
Class II Shares	46,205,478
Class IV Shares	23,739,941
Class Y Shares	267,861,993

Total	$528,815,286

*	Includes value of securities on loan of $27,862,616 (Note 2).

19

Statement of Assets and Liabilities (Continued)

December 31, 2016

,	NVIT Multi-Manager Small Cap Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	12,834,661
Class II Shares	3,177,588
Class IV Shares	1,595,451
Class Y Shares	17,958,124

Total	35,565,824

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$14.88
Class II Shares	$14.54
Class IV Shares	$14.88
Class Y Shares	$14.92

The accompanying notes are an integral part of these financial statements.

20

Statement of Operations

For the Year Ended December 31, 2016

NVIT Multi-Manager Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$7,868,515
Income from securities lending (Note 2)	301,479
Interest income	46,755
Foreign tax withholding	(5,998)

Total Income	8,210,751

EXPENSES:
Investment advisory fees	3,919,479
Fund administration fees	188,154
Distribution fees Class II Shares	92,895
Administrative servicing fees Class I Shares	249,415
Administrative servicing fees Class II Shares	55,738
Administrative servicing fees Class IV Shares	31,620
Professional fees	44,024
Printing fees	27,812
Trustee fees	14,396
Custodian fees	17,389
Accounting and transfer agent fees	2,280
Compliance program costs (Note 3)	1,999
Other	18,978

Total Expenses	4,664,179

NET INVESTMENT INCOME	3,546,572

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	27,926,898
Net realized gains from futures transactions (Note 2)	2,077,623

Net realized gains from investments and futures transactions	30,004,521

Net change in unrealized appreciation/(depreciation) from investments	79,033,736
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(54,763)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	20

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	78,978,993

Net realized/unrealized gains from investments, futures, and translation of assets and liabilities denominated in foreign currencies	108,983,514

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$112,530,086

The accompanying notes are an integral part of these financial statements.

21

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Cap Value Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$3,546,572	$4,061,942
Net realized gains from investments and futures transactions	30,004,521	45,938,286
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	78,978,993	(78,389,918)

Change in net assets resulting from operations	112,530,086	(28,389,690)

Distributions to Shareholders From:
Net investment income:
Class I	(1,080,744)	(1,243,448)
Class II	(177,975)	(180,773)
Class IV	(137,715)	(155,854)
Class Y	(1,903,389)	(2,136,248)
Net realized gains:
Class I	(16,721,565)	(18,189,635)
Class II	(3,800,121)	(3,944,188)
Class IV	(2,106,996)	(2,359,505)
Class Y	(23,650,112)	(25,582,046)

Change in net assets from shareholder distributions	(49,578,617)	(53,791,697)

Change in net assets from capital transactions	3,810,320	(21,700,231)

Change in net assets	66,761,789	(103,881,618)

Net Assets:
Beginning of year	462,053,497	565,935,115

End of year	$528,815,286	$462,053,497

Accumulated undistributed net investment income at end of year	$864,013	$702,864

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$12,550,099	$10,745,338
Dividends reinvested	17,802,309	19,433,083
Cost of shares redeemed	(28,066,509)	(29,178,915)

Total Class I Shares	2,285,899	999,506

Class II Shares
Proceeds from shares issued	6,696,072	6,237,602
Dividends reinvested	3,978,096	4,124,961
Cost of shares redeemed	(5,740,399)	(6,956,141)

Total Class II Shares	4,933,769	3,406,422

Class IV Shares
Proceeds from shares issued	505,545	557,749
Dividends reinvested	2,244,711	2,515,359
Cost of shares redeemed	(2,944,853)	(3,227,069)

Total Class IV Shares	(194,597)	(153,961)

22

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Cap Value Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
CAPITAL TRANSACTIONS: (continued)
Class Y Shares
Proceeds from shares issued	$3,805,520	$9,451,375
Dividends reinvested	25,553,501	27,718,294
Cost of shares redeemed	(32,573,772)	(63,121,867)

Total Class Y Shares	(3,214,751)	(25,952,198)

Change in net assets from capital transactions	$3,810,320	$(21,700,231)

SHARE TRANSACTIONS:
Class I Shares
Issued	921,841	749,649
Reinvested	1,357,432	1,473,804
Redeemed	(2,110,793)	(1,931,404)

Total Class I Shares	168,480	292,049

Class II Shares
Issued	498,337	424,001
Reinvested	311,379	319,568
Redeemed	(441,817)	(462,389)

Total Class II Shares	367,899	281,180

Class IV Shares
Issued	37,413	38,246
Reinvested	171,145	190,771
Redeemed	(216,630)	(215,073)

Total Class IV Shares	(8,072)	13,944

Class Y Shares
Issued	285,421	627,186
Reinvested	1,939,077	2,096,181
Redeemed	(2,278,207)	(3,910,589)

Total Class Y Shares	(53,709)	(1,187,222)

Total change in shares	474,598	(600,049)

The accompanying notes are an integral part of these financial statements.

23

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Cap Value Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class I Shares
Year Ended December 31, 2016	$13.18	0.09	3.11	3.20	(0.08)	(1.42)	(1.50)	–	$14.88	25.93%		$191,007,874	1.06%	0.70%	1.06%	52.39%
Year Ended December 31, 2015	$15.86	0.11	(1.07)	(0.96)	(0.10)	(1.62)	(1.72)	–	$13.18	(6.02%	)	$166,896,737	1.05%	0.74%	1.06%	40.80%
Year Ended December 31, 2014	$16.44	0.08	1.00	1.08	(0.08)	(1.58)	(1.66)	–	$15.86	7.02%		$196,289,425	1.05%	0.49%	1.08%	38.88%
Year Ended December 31, 2013	$11.81	0.10	4.65	4.75	(0.12)	–	(0.12)	–	$16.44	40.28%	(d)	$210,852,823	1.06%	0.73%	1.09%	52.17%
Year Ended December 31, 2012	$9.88	0.12	1.91	2.03	(0.10)	–	(0.10)	–	$11.81	20.44%		$169,293,150	1.06%	1.07%	1.10%	33.12%

Class II Shares
Year Ended December 31, 2016	$12.92	0.06	3.04	3.10	(0.06)	(1.42)	(1.48)	–	$14.54	25.61%		$46,205,478	1.31%	0.47%	1.31%	52.39%
Year Ended December 31, 2015	$15.59	0.07	(1.05)	(0.98)	(0.07)	(1.62)	(1.69)	–	$12.92	(6.29%	)	$36,287,147	1.30%	0.50%	1.31%	40.80%
Year Ended December 31, 2014	$16.19	0.04	0.99	1.03	(0.05)	(1.58)	(1.63)	–	$15.59	6.77%		$39,407,075	1.30%	0.25%	1.33%	38.88%
Year Ended December 31, 2013	$11.63	0.07	4.58	4.65	(0.09)	–	(0.09)	–	$16.19	40.02%		$39,094,138	1.30%	0.49%	1.34%	52.17%
Year Ended December 31, 2012	$9.72	0.09	1.88	1.97	(0.06)	–	(0.06)	–	$11.63	20.30%		$25,451,386	1.31%	0.82%	1.35%	33.12%

Class IV Shares
Year Ended December 31, 2016	$13.17	0.09	3.12	3.21	(0.08)	(1.42)	(1.50)	–	$14.88	26.03%		$23,739,941	1.06%	0.70%	1.06%	52.39%
Year Ended December 31, 2015	$15.86	0.11	(1.08)	(0.97)	(0.10)	(1.62)	(1.72)	–	$13.17	(6.10%	)	$21,125,484	1.05%	0.74%	1.06%	40.80%
Year Ended December 31, 2014	$16.44	0.08	1.00	1.08	(0.08)	(1.58)	(1.66)	–	$15.86	7.02%		$25,210,141	1.05%	0.49%	1.08%	38.88%
Year Ended December 31, 2013	$11.80	0.10	4.66	4.76	(0.12)	–	(0.12)	–	$16.44	40.40%		$27,139,734	1.06%	0.73%	1.09%	52.17%
Year Ended December 31, 2012	$9.87	0.12	1.91	2.03	(0.10)	–	(0.10)	–	$11.80	20.58%		$21,696,842	1.06%	1.08%	1.10%	33.12%

Class Y Shares
Year Ended December 31, 2016	$13.20	0.11	3.13	3.24	(0.10)	(1.42)	(1.52)	–	$14.92	26.20%		$267,861,993	0.91%	0.85%	0.91%	52.39%
Year Ended December 31, 2015	$15.89	0.13	(1.08)	(0.95)	(0.12)	(1.62)	(1.74)	–	$13.20	(5.94%	)	$237,744,129	0.90%	0.89%	0.91%	40.80%
Year Ended December 31, 2014	$16.46	0.11	1.01	1.12	(0.11)	(1.58)	(1.69)	–	$15.89	7.23%		$305,028,474	0.90%	0.66%	0.93%	38.88%
Year Ended December 31, 2013	$11.82	0.13	4.65	4.78	(0.14)	–	(0.14)	–	$16.46	40.53%		$281,471,710	0.91%	0.88%	0.94%	52.17%
Year Ended December 31, 2012	$9.90	0.14	1.90	2.04	(0.12)	–	(0.12)	–	$11.82	20.68%		$207,560,388	0.91%	1.26%	0.95%	33.12%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

24

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Small Cap Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “ Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

25

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at closing price on an exchange where such investments are traded. Equity securities and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

26

Notes to Financial Statements (Continued)

December 31, 2016

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$10,021,881	$—	$—	$10,021,881
Air Freight & Logistics	1,512,350	—	—	1,512,350
Airlines	3,446,669	—	—	3,446,669
Auto Components	8,964,962	—	—	8,964,962
Banks	92,483,530	—	—	92,483,530
Biotechnology	5,577,703	—	—	5,577,703
Building Products	11,984,061	—	—	11,984,061
Capital Markets	11,199,141	—	—	11,199,141
Chemicals	9,784,292	—	—	9,784,292
Commercial Services & Supplies	16,982,715	—	—	16,982,715
Communications Equipment	6,580,735	—	—	6,580,735
Construction & Engineering	4,697,845	—	—	4,697,845
Construction Materials	301,074	—	—	301,074
Consumer Finance	3,846,561	—	—	3,846,561
Containers & Packaging	609,125	—	—	609,125
Diversified Consumer Services	4,091,839	—	—	4,091,839
Diversified Financial Services	106,590	—	—	106,590
Diversified Telecommunication Services	5,802,440	—	—	5,802,440
Electric Utilities	8,846,097	—	—	8,846,097
Electrical Equipment	3,602,355	—	—	3,602,355
Electronic Equipment, Instruments & Components	21,654,050	—	—	21,654,050
Energy Equipment & Services	9,719,274	—	—	9,719,274
Equity Real Estate Investment Trusts (REITs)	43,937,101	—	—	43,937,101
Food & Staples Retailing	4,429,411	—	—	4,429,411
Food Products	8,884,495	—	—	8,884,495
Gas Utilities	6,018,179	—	—	6,018,179
Health Care Equipment & Supplies	5,110,274	—	—	5,110,274
Health Care Providers & Services	15,081,392	—	—	15,081,392
Hotels, Restaurants & Leisure	3,704,223	—	—	3,704,223
Household Durables	2,005,105	—	—	2,005,105
Household Products	3,840,870	—	—	3,840,870
Independent Power and Renewable Electricity Producers	3,507,505	—	—	3,507,505
Insurance	15,959,490	—	—	15,959,490
Internet Software & Services	2,276,037	—	—	2,276,037
IT Services	8,594,334	—	—	8,594,334
Leisure Products	691,596	—	—	691,596
Life Sciences Tools & Services	3,233,647	—	—	3,233,647
Machinery	22,590,102	—	—	22,590,102
Media	1,968,062	—	—	1,968,062
Metals & Mining	6,019,492	—	—	6,019,492
Mortgage Real Estate Investment Trusts (REITs)	6,463,862	—	—	6,463,862
Multi-Utilities	6,155,024	—	—	6,155,024
Oil, Gas & Consumable Fuels	12,413,799	—	—	12,413,799
Paper & Forest Products	2,099,985	—	—	2,099,985
Pharmaceuticals	1,638,931	—	—	1,638,931
Professional Services	5,076,781	—	—	5,076,781
Real Estate Management & Development	2,461,331	—	—	2,461,331
Road & Rail	10,789,097	—	—	10,789,097

27

Notes to Financial Statements (Continued)

December 31, 2016

	Level 1	Level 2	Level 3	Total
Assets (continued)
Common Stocks (continued)
Semiconductors & Semiconductor Equipment	$11,259,209	$—	$—	$11,259,209
Software	14,231,327	—	—	14,231,327
Specialty Retail	15,109,953	—	—	15,109,953
Textiles, Apparel & Luxury Goods	9,484,207	—	—	9,484,207
Thrifts & Mortgage Finance	14,522,467	—	—	14,522,467
Trading Companies & Distributors	2,784,464	—	—	2,784,464
Water Utilities	867,066	—	—	867,066
Total Common Stocks	$515,024,107	$—	$—	$515,024,107
Master Limited Partnership	1,511,846	—	—	1,511,846
Repurchase Agreements	—	25,873,948	—	25,873,948
Total Assets	$516,535,953	$25,873,948	$—	$542,409,901

Liabilities:
Futures Contracts	$(69,385)	$—	$—	$(69,385)
Total Liabilities	$(69,385)	$—	$—	$(69,385)
Total	$516,466,568	$25,873,948	$—	$542,340,516

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

During the year ended December 31, 2016, the Fund held one common stock investment that was categorized as a Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

28

Notes to Financial Statements (Continued)

December 31, 2016

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain or reduce exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2016

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts (a)
Equity risk	Unrealized depreciation from futures contracts	$(69,385)
Total		$(69,385)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$2,077,623
Total	$2,077,623

29

Notes to Financial Statements (Continued)

December 31, 2016

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(54,763)
Total	$(54,763)

The following tables provide a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2016:

Futures Contracts:
Average Notional Balance Long	$6,855,032

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2016, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Securities Lending

During the year ended December 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2016, were $25,873,948, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by

30

Notes to Financial Statements (Continued)

December 31, 2016

the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to note (a) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $200,011,111, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $100,005,444, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00%-7.50%, maturing 01/05/17-08/01/46; total market value $102,000,004.

ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $350,019,444, collateralized by U.S. Government Agency Securities, ranging from 2.24%-4.00%, maturing 11/01/26-05/01/46; total market value $357,000,001.

31

Notes to Financial Statements (Continued)

December 31, 2016

At December 31, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$2,000,000	$—	$2,000,000	$(2,000,000)	$—
BNP Paribas Securities Corp.	6,000,000	—	6,000,000	(6,000,000)	—
ML Pierce Fenner & Smith, Inc.	17,873,948	—	17,873,948	(17,873,948)	—
Total	$25,873,948	$—	$25,873,948	$(25,873,948)	$—

Amounts designated as “—” are zero.

*	At December 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

32

Notes to Financial Statements (Continued)

December 31, 2016

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in real estate investment trusts, redesignation of distributions and non-taxable dividends. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from investments and futures transactions
$—	$(85,600)	$85,600

Amount designated as “—” is zero or has been rounded to zero.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding

33

Notes to Financial Statements (Continued)

December 31, 2016

shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Epoch Investment Partners, Inc.
JPMorgan Investment Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.87%
$200 million and more	0.82%

For the year ended December 31, 2016, the Fund’s effective advisory fee rate was 0.84%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $188,154 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $1,999.

34

Notes to Financial Statements (Continued)

December 31, 2016

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $336,773.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $240,107,038 and sales of $276,059,533 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

35

Notes to Financial Statements (Continued)

December 31, 2016

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2016, the Fund recaptured $35,123 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$3,299,823	$46,278,794	$49,578,617	$—	$49,578,617

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$15,004,714	$38,786,983	$53,791,697	$—	$53,791,697

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

36

Notes to Financial Statements (Continued)

December 31, 2016

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$2,053,328	$28,898,855	$30,952,183	$—	$121,735,457	$152,687,640

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$420,674,464	$137,077,045	$(15,341,608)	$121,735,437

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Small Cap Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

38

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 87.37%.

The Fund designates $46,278,794 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

39

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

40

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

41

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

42

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

43

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

44

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

45

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

46

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

47

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

48

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

49

Annual Report

December 31, 2016

NVIT Multi-Manager Small Company Fund

AR-MM-SCO 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2017

Nationwide Funds®

Message to Investors

December 31, 2016

Dear Investor,

Last year was full of surprises for the financial markets, from Brexit to President-elect Trump. While many investors focused on headline events, the stock market built momentum on a foundation of growing economic strength.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 11.96 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, posted a 2.65 percent return for the same time period. These returns demonstrate consistent, upward growth.

With the U.S. election complete, investors are likely to turn their focus to fundamental drivers of market performance, many of which indicate a favorable climate for the U.S. economy moving into 2017. Wages continue to rise and more people are working, spurring additional consumer spending. Meanwhile, better-than-expected corporate earnings are helping to revive business investment.

Another sign underscoring the strength and stability of the U.S. economy is the Federal Reserve’s decision to raise interest rates, which have been anchored at historically low levels since the 2008 financial crisis. While we believe the Fed will be cautious in raising rates, we anticipate some market volatility as tightening begins. This is especially true for fixed-income investments as bond prices move inversely with interest rates.

At Nationwide, we are focused on a long-term approach to investing and encourage all investors to do the same. We believe the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

We feel confident in our ability to help you navigate the markets for years to come, and we are committed to helping you make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our website, www.nationwide.com/mutualfunds.

As always, thank you for investing with Nationwide.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended December 31, 2016, nearly every asset class delivered positive returns despite challenging headline-making events and worries about the health of the global economy. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 11.96% for the reporting period; much of the return came after the U.S. presidential election. International equities lagged during the period on sluggish economic growth, volatile oil prices and reaction to the vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index (MSCI EAFE) returned 1.00% for the period, while the MSCI Emerging Markets® Index came in more than 10 times higher than that result with 11.19%. Emerging markets outperformed developed markets in 2016 after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns were slightly higher during the reporting period, with higher interest rates offset by declining credit spreads.

In the United States, equity markets started the period sluggish, but accelerated in the last several months in reaction to an improving economic picture, gains in corporate earnings and the conclusion of the election season. Gross domestic product (GDP) growth continued throughout most of the annual reporting period, with 0.8% in the first quarter, 1.4% in the second and 3.5% in the third. Current expectations are for 2.1% in the fourth quarter and 2.2% for 2017. Earnings saw eventual upticks during the reporting period, with profits for companies in the S&P 500 declining 5% and 2% in the first two quarters of 2016, and rising 4% and an expected 4% in the final two quarters.

The Federal Reserve entered the reporting period with an expectation of four additional rate hikes following the initial move in December 2015. However, following market weakness in January and February 2016, nervousness about the effects of the Brexit vote and concern over the strength of the global economy, the Federal Open Market Committee (FOMC) raised the target rate only once, in December 2016. The current forecast from the Fed is for three additional rate hikes in 2017. Long-term rates were volatile during the reporting period, with the 10-year yield rising for the third time in the past four years.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in seven of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the annual reporting period at 2,238.83, just 1.4% shy of its all-time high set in December 2016. The weakest month during the reporting period was January, with the S&P 500 registering -5.0%; the brief downturn was offset by its 6.8% return in March. Following the U.S. presidential election, the S&P 500 returned 6.2% through year end. The best-performing sectors for the S&P 500 during the reporting period were energy, telecommunications and financials, while the weakest relative performers were health care, real estate and consumer staples. Small-capitalization stocks substantially outperformed large, as did value compared with growth.

GDP growth and corporate profits are expected to be higher in 2017 than they were in 2016. The U.S. Consumer Price Index (CPI) was below 1.5% for most the reporting period before finishing at 1.7%, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.7% and the wage growth rate began to improve.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has

2

Economic Review (con’t.)

outperformed the MSCI EAFE in 10 of the past 12 quarters, and in 25 of the 31 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the future recovery of European economic growth.

Performance in fixed-income markets during the reporting period was slightly positive, as interest rates rose and credit spreads improved. Long-term Treasury yields fell sharply from 2.30% at the beginning of the year to a low of 1.36% in July on worries about global deflation, before rising to 2.48% at the end of the year. Longer-term and shorter-term yields rose roughly in line, with the spread between the 10-year and 2-year Treasury bonds rising by 0.03%.

Index	Annual Total Return (as of December 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.28%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	1.04%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	9.88%
Bloomberg Barclays Municipal Bond	0.25%
Bloomberg Barclays U.S. Aggregate Bond	2.65%
Bloomberg Barclays U.S. Corporate High Yield	17.13%
MSCI EAFE®	1.00%
MSCI Emerging Markets®	11.19%
MSCI World ex USA	2.75%
Russell 1000® Growth	7.08%
Russell 1000® Value	17.34%
Russell 2000®	21.31%
S&P 500®	11.96%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager Small Company Fund

For the annual period ended December 31, 2016, the NVIT Multi-Manager Small Company Fund (Class I) returned 22.83% versus 21.31% for its benchmark, the Russell 2000® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Small-Cap Core Funds (consisting of 136 funds as of December 31, 2016) was 20.97% for the same time period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: Jacobs Levy Equity Management, Inc.; OppenheimerFunds, Inc.; and Putnam Investment Management, LLC.

The following commentary is provided by Jacobs Levy Equity Management, Inc.

U.S. equities gained more than 12% in 2016, as the broad equity market posted its eighth consecutive year of gains. Small-capitalization stocks outpaced mid- and large-cap stocks, and value bested growth.

Stocks started the year battered by wide-ranging headwinds, as fears over slowing Chinese growth, plummeting oil prices, and possible Federal Reserve rate hikes besieged markets. But before the first quarter closed, U.S. equities rebounded, recouping their mid-quarter 10% loss, and then some.

As the U.S. moved into its eighth year of the economic recovery, data continued to suggest moderate growth. By year-end, the unemployment rate had dropped to 4.6%, hitting its lowest level since 2007. Gross domestic product (GDP) posted third-quarter growth of 3.5% annualized — up substantially from 0.8% in the first quarter and 1.4% in the second quarter. Beyond the economic news, 2016 proved to be a year of political surprises as well as surprisingly positive market reactions — notably in response to the Brexit vote for the UK to leave the European Union, and the unexpected election of Donald Trump as U.S. president.

At its December meeting, the Federal Open Market Committee (FOMC) voted for the first and only federal funds increase of 2016. While market reaction to the generally expected increase was largely neutral, investors took note that the Fed signaled a faster pace for future rate hikes. Yet despite the heightened risk of accelerating rate increases, investors remained optimistic, and U.S. equities closed 2016 with a strong annual gain.

Jacobs Levy’s investment process is engineered to combine human insight and intuition, finance and behavioral theory, and leading-edge quantitative and statistical methods.

The firm’s security valuation process entails sophisticated modeling of a large number of stocks and proprietary factors using financial statements, analyst forecasts, corporate management signals, economic data and security pricing. Modeling is based on reasonable, intuitive relationships between factors and stock prices, and results in a multidimensional security selection system that can offer breadth of inquiry and depth of analysis. Breadth of inquiry maximizes the number of insights that can be exploited. Depth of analysis captures the intricacies of stock price behavior, including variations in price responses across different types of companies, industries and market subsets. Breadth and depth allow Jacobs Levy to build a Fund sleeve designed to provide consistency of performance through small exposures to numerous potential opportunities.

Based on the fundamental valuations and opportunities discovered by our factor models, we forecast expected returns for every security in our investment universe. These expected returns as well as our forecasts of transaction costs are critical inputs to our daily process for building a Fund sleeve. The same factor models that provide us with insights into security mispricings also

4

Fund Commentary (con’t.)	NVIT Multi-Manager Small Company Fund

provide insights into sources of risk as we build our sleeves. By looking at expected returns and risks through the same lens we can build sleeves that strike a balance between the two and are therefore more efficient. The expected outperformance of our Fund sleeve comes from a large number of potential market inefficiencies captured by our models. The sleeve is also well diversified across individual stocks, industries and sectors. Our goal is to deliver risk-adjusted outperformance relative to the strategy’s benchmark.

During the year, security selection in Consumer Discretionary, Real Estate, Industrials and Financials benefited the Fund sleeve. Security selection in Information Technology, Materials and Health Care also contributed, although security selection in Energy detracted from performance.

Our overweight of Information Technology and underweight of Energy in the first quarter helped, while our underweight of Financials in the fourth quarter and overweight of Health Care detracted.

Our investment process is dynamic and forward-looking, and the Fund sleeve is positioned to emphasize company fundamentals that are expected to determine security pricing in the long run. During the first quarter, our investment system adjusted Fund sleeve positioning in response to the marked shift in the market environment, as the market corrected sharply. These positioning changes were generally opportune and benefited the Fund sleeve during the quarter and for the year. Among models that contributed to performance were our models of low volatility and smaller capitalization. While the returns to low volatility varied throughout the year, our dynamic exposure to this model produced a positive contribution. The return to our model of smaller-capitalization stocks was generally positive and our increased exposure early in the year also benefited the Fund sleeve. Other models that contributed included earnings quality and sales-to-price value. Among those detracting from performance were our models of long-term price reversals, sustainable growth and dividend yield.

We believe that our disciplined approach will continue to be rewarded as we adjust to the market’s changing environments and opportunities.

Portfolio Managers:

Bruce I. Jacobs and Kenneth N. Levy, CFA

The following commentary is provided by OppenheimerFunds, Inc.

The Fund sleeve produced a return of 3.86% during the reporting period, underperforming the Russell 2000 Growth Index (the “Index”), which returned 21.31%. The Fund sleeve’s underperformance relative to the Index was largely the result of stock selection in the Information Technology, Industrials, Materials and Consumer Staples sectors. The Fund sleeve outperformed the Index in the Health Care, Energy and Financials sectors, where stock selection benefited. The Fund sleeve also had an underweight position in Health Care and overweight positions in Energy and Financials, which contributed positively to relative performance.

The year 2016 was a volatile one for global equity markets. The period was off to a strong start around commodity price recoveries, but growth concerns continued to weigh on equity markets. Global equity markets were both surprised and experienced a short-term sell-off around the United Kingdom’s vote to leave the European Union (commonly known as “Brexit”) in June. Markets staged an impressive rebound in July, as investor fears receded, particularly over the immediate implications of the Brexit vote. U.S. investors instead focused their attention on two tug-of-wars: Federal Reserve (“Fed”) policy and anticipated interest rate moves, and, secondly, the U.S. presidential election. Improved economic data and outlook led the Fed to hike its policy rates by 0.25% in December 2016. Markets turned to general risk-on mode after the surprise election of Donald Trump with equities climbing, credit spreads narrowing to the tightest levels since early 2015, and U.S. Treasury yields climbing to levels not experienced since 2014. The dollar rallied strongly against many currencies, particularly after Mr. Trump’s victory.

5

Fund Commentary (con’t.)	NVIT Multi-Manager Small Company Fund

Top individual contributors to performance this reporting period included MarketAxess Holdings Inc. (Financials), Burlington Stores, Inc. (Consumer Discretionary) and Microsemi Corp. (Information Technology). MarketAxess Holdings, an operator of an electronic trading platform for a variety of fixed-income investments, reported fourth-quarter 2015 financial results in February, as well as market share gains. The company has benefited from volatility in the bond markets. In July 2016, the company also reported strong second-quarter 2016 earnings results. Burlington Stores is a national off-price retailer of high-quality branded apparel. In January, Burlington announced a better-than-feared fourth-quarter 2015 update. The company also reported strong third-quarter results in November 2016 and raised its full-year outlook. Microsemi offers a comprehensive portfolio of semiconductor and system solutions for aerospace & defense, communications, data center and industrial markets. The stock performed well during the reporting period. It was reported that Microsemi received takeover interest from Skyworks Solutions in November 2016.

Top detractors from performance during the reporting period included Information Technology stocks Cavium, Inc.; Tyler Technologies, Inc.; and ServiceNow, Inc. Cavium, a fabless provider of intelligent semiconductor products, reported first-quarter 2016 revenue and Earnings Per Share (“EPS”) in line with consensus, but guided second quarter 2016 below consensus expectations. Also, investor concerns pertained to near-term strategic growth and valuation of the acquisition of QLogic. We exited our position in the company. Tyler Technologies, Inc., a provider of information management solutions and services for local governments experienced declines to start the year after delivering fourth quarter 2015 results and initial revenue and EPS guidance for fiscal year 2016 that came in below expectations. ServiceNow, a software as a service (SaaS) provider of services to automate and manage IT services for enterprises, traded down sharply on disappointing fourth-quarter 2015 billings results and a slightly lower-than-expected 2016 guide. We have since liquidated the stock from the Fund sleeve.

At period end, the Fund sleeve had its largest overweight positions relative to the Index in Financials, Energy, Industrials and Information Technology, and underweight position in all other sectors of the Index. The Fund sleeve had no investments in the Real Estate and Telecommunications Services sectors at period end.

Portfolio Managers:

Ash Shah, CFA, CPA; and Ronald J. Zibelli Jr., CFA

The following commentary is provided by Putnam Investment Management, LLC

During the 2016 calendar-year period, U.S. small-cap value stocks generated positive performance, with the Russell 2000 Value Index climbing 31.74%. During this period, the Fund sleeve lagged its benchmark, generating a gross return of 28.61%. The underperformance was mainly a result of stock selection, but an average cash balance of 6.2% resulted in roughly 1.5% of relative underperformance. Sector allocation effects, a residual of the investment process, added positive results relative to the benchmark.

Results within Financials, Information Technology and Consumer Discretionary contributed the most to the relative performance. Within the Financials sector, overweight positions in Meta Financial Group, Preferred Bank of Los Angeles and an out-of-benchmark position in Endurance Specialty Holdings contributed the most to stock selection results. An out-of-benchmark position in Acacia Communications and overweight positions in Everyday Health and Advanced Energy Industries produced positive results in the Information Technology sector. Positive results in the Consumer Discretionary sector were primarily due to an underweight allocation relative to the benchmark, as the sector lagged the broader market for the period.

Results within Materials, Energy and Industrials detracted the most from a relative performance perspective. Within the Materials sector, performance was held back by an overweight position in LSB Industries, as well as an underweight to Metals and Mining stocks, particularly AK Steel, Cliffs Natural Resources and

6

Fund Commentary (con’t.)	NVIT Multi-Manager Small Company Fund

Coeur Mining. Performance within the Energy sector was held back by overweight positions in Scorpio Tankers, PBF Energy, Gulfport Energy and Matrix Service Co. Within the Industrials sector, overweight positions in Engility Holdings, Monster Worldwide and Heidrick & Struggles International led to underperformance relative to the benchmark.

Historically, this strategy generally has performed well relative to its benchmark in down markets, but has not kept pace during strong up markets. This was not the case in the sell-off that occurred during the first two months of 2016, when the Fund sleeve underperformed by 165 basis points in a down market. Those two months of underperformance were the main source of weakness for the one-year period. The underperformance was a result of poor stock selection along with an underweight to staples and utilities, and an overweight to energy. In the rebound that followed, the Fund sleeve did not participate in 100% of the rally and continued to trail its benchmark for the remainder of the year. However, the Fund sleeve did perform well in the last two quarters of the year, outpacing the benchmark by 45 basis points net of fees, and began to regain some of the lost performance.

Top Five Contributors

Meta Financial Group (Financials — Savings and Loan Companies) — The Fund sleeve held an overweight position in the stock, which performed well throughout the year. Strong performance was due to double-digit earnings growth and a key acquisition that opened up a new pipeline for growth within the tax services segment.

Acacia Communications (Technology — Components) — The Fund sleeve initiated an out-of-benchmark position in the stock when it IPO’d in May 2016. After the holding produced several months of positive performance, we exited our position once our price target was reached.

Everyday Health (Health Care — Health Care Information Services) — This was an overweight position in the Fund sleeve for the majority of the calendar-year period. The stock appreciated when J2 Global announced that it was acquiring Everyday Health for $10.50 per share in an all-cash deal.

Mastec (Industrials — Manufacturing) — The stock was an overweight position in the Fund sleeve until it was removed from the benchmark on June 27. We maintained an out-of-benchmark position throughout the remainder of the year, which contributed meaningfully to relative performance. Strong fundamental results over several quarters as well as a tailwind from the post-election rally contributed to the positive results.

Advanced Energy Industries (Technology — Semiconductor Production Equipment) — An overweight position in the stock benefited Fund sleeve performance throughout the year. Strong fundamental results over several quarters as well as a tailwind from the post-election rally contributed to the positive results.

Top Five Detractors

Scorpio Tankers (Transportation — Water Transport) — An overweight position to the stock detracted from Fund sleeve performance during the period. The water transport industry has faced headwinds due to a drop in rates caused by high supply growth, large product stockpiles and weak margins at refineries. As a result, the industry as a whole suffered, and experienced a sell-off over the course of 2016. Despite having attractive fundamentals relative to its valuation, the weak macro-economic backdrop ultimately influenced performance of the stock price.

MDC Partners (Consumer Cyclicals — Publishing) — This was an overweight position in the Fund sleeve throughout most of the year until it was sold in Q3. MDC Partners is an advertising agency that provides marketing and strategic consulting worldwide. The stock underperformed throughout the year due to weaker-than-expected organic growth, which can be attributed to two main factors; a slowdown in new business activity across the industry, and the loss of a key account.

Lannett (Health Care — Generic Drugs and Other) — An overweight position in the stock detracted

7

Fund Commentary (con’t.)	NVIT Multi-Manager Small Company Fund

from the Fund sleeve’s relative performance. The stock price came under pressure after the U.S. Food and Drug Administration (FDA) announced that it was withdrawing the company’s generic methylphenidate ER product. This was one of Lannett’s top profit contributors, and EPS guidance was brought down after the announcement.

Engility Holdings (Industrials — Aerospace/Defense) — The Fund sleeve was overweight the stock to start the year, but liquidated the position in late January, after a steep sell-off in the stock. This came after the company released guidance that was significantly below street estimates, due to structural challenges within the company.

PBF Energy (Energy — Oil refining & Marketing) — An out-of-benchmark position in the stock detracted from the Fund sleeve’s relative performance. The stock underperformed throughout the year due to challenging results over several quarters.

Portfolio Manager:

Eric N. Harthun, CFA, CPA

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more-unpredictable price changes than more-established stocks. The Fund also is subject to the risks of investing in foreign securities (which may be volatile, harder to price and less liquid than U.S. securities). The Fund uses both a growth style and a value style of investing, and may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Fund Overview	NVIT Multi-Manager Small Company Fund

Asset Allocation†

Common Stocks	98.3%
Repurchase Agreements	5.0%
Exchange Traded Fund	0.4%
Rights††	0.0%
Corporate Bonds††	0.0%
Preferred Stock††	0.0%
Liabilities in excess of other assets	(3.7)%
100.0%

Top Industries†††

Banks	12.9%
Insurance	5.4%
Equity Real Estate Investment Trusts (REITs)	5.2%
Semiconductors & Semiconductor Equipment	4.8%
Thrifts & Mortgage Finance	3.9%
Health Care Equipment & Supplies	3.2%
Communications Equipment	3.1%
Machinery	3.1%
Oil, Gas & Consumable Fuels	2.6%
Aerospace & Defense	2.6%
Other Industries*	53.2%
100.0%

Top Holdings†††

Western Alliance Bancorp	0.7%
Reinsurance Group of America, Inc.	0.7%
Old National Bancorp	0.6%
DeVry Education Group, Inc.	0.6%
First Financial Bancorp	0.6%
IBERIABANK Corp.	0.6%
RE/MAX Holdings, Inc., Class A	0.6%
Washington Federal, Inc.	0.6%
SkyWest, Inc.	0.6%
Sanderson Farms, Inc.	0.6%
Other Holdings*	93.8%
100.0%

Top Countries†††

United States	92.8%
Israel	0.7%
Canada	0.6%
Puerto Rico	0.5%
Greece	0.2%
United Kingdom	0.2%
Bermuda	0.1%
Singapore††	0.0%
Norway††	0.0%
Australia††	0.0%
Other Countries*	4.9%
100.0%

Objective

The Fund seeks long-term growth of capital.

Highlights for the Year Ended December 31, 2016

•	The Fund (Class I) returned 22.83%, outperforming the benchmark by 1.52% and the Lipper peer category median by 1.86%

†	Percentages indicated are based upon net assets as of December 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2016.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

9

Fund Performance	NVIT Multi-Manager Small Company Fund

Average Annual Total Return1

(For periods ended December 31, 2016)

	1 Yr.	5 Yr.	10 Yr.
Class I	22.83%	14.67%	7.15%
Class II	22.54%	14.38%	6.89%
Class IV	22.79%	14.67%	7.15%
Class Y2	23.03%	14.84%	7.29%
Russell 2000® Index	21.31%	14.46%	7.07%
CPI	2.07%	1.36%	1.81%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of the Class Y shares (March 27, 2008), are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. Class Y shares’ annual returns have not been restated to reflect lower expenses for that class than the expenses that apply to Class I shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.22%	1.20%
Class II	1.47%	1.45%
Class IV	1.22%	1.20%
Class Y	1.07%	1.05%

^	Current effective prospectus dated April 29, 2016. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

10

Fund Performance (con’t.)	NVIT Multi-Manager Small Company Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi-Manager Small Company Fund versus performance of the Russell 2000® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

11

Shareholder Expense Example	NVIT Multi-Manager Small Company Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2016) and continued to hold your shares at the end of the reporting period (December 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2016 through December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2016 through December 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Small Company Fund December 31, 2016			Beginning Account Value ($) 07/01/16	Ending Account Value ($) 12/31/16	Expenses Paid During Period ($) 07/01/16 - 12/31/16	Expense Ratio During Period (%) 07/01/16 - 12/31/16
Class I Shares	Actual	(a)	1,000.00	1,191.30	5.95	1.08
	Hypothetical(a)(b)		1,000.00	1,019.71	5.48	1.08
Class II Shares	Actual	(a)	1,000.00	1,190.00	7.32	1.33
	Hypothetical(a)(b)		1,000.00	1,018.45	6.75	1.33
Class IV Shares	Actual	(a)	1,000.00	1,190.90	5.95	1.08
	Hypothetical(a)(b)		1,000.00	1,019.71	5.48	1.08
Class Y Shares	Actual	(a)	1,000.00	1,192.20	5.12	0.93
	Hypothetical(a)(b)		1,000.00	1,020.46	4.72	0.93

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2016 through December 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

12

Statement of Investments

December 31, 2016

NVIT Multi-Manager Small Company Fund

Common Stocks 98.3%

	Shares	Market Value

AUSTRALIA 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
AET & D Holdings No. 1 * (a)(b)	106,305	$0

AUSTRIA 0.0%†
Real Estate Management & Development 0.0%†
IMMOFINANZ AG * (a)(b)	103,675	0

BERMUDA 0.1%
Oil, Gas & Consumable Fuels 0.1%
Infinity Bio-Energy Ltd. * (a)(b)	94,500	0
Teekay Corp.	38,400	308,352

		308,352

Trading Companies & Distributors 0.0%†
Triton International Ltd.	12,200	192,760

		501,112

CANADA 0.6%
Beverages 0.1%
Cott Corp.	44,969	509,499

Chemicals 0.2%
Methanex Corp. (c)	16,804	736,015

Internet Software & Services 0.3%
Shopify, Inc., Class A *	35,662	1,528,830

		2,774,344

GREECE 0.3%
Marine 0.1%
Costamare, Inc.	64,269	359,906

Oil, Gas & Consumable Fuels 0.2%
Aegean Marine Petroleum Network, Inc.	81,959	831,884

		1,191,790

ISRAEL 0.7%
Electronic Equipment, Instruments & Components 0.3%
Orbotech Ltd. *	39,200	1,309,672

Internet Software & Services 0.2%
Wix.com Ltd. *	17,260	768,933

Semiconductors & Semiconductor Equipment 0.2%
Tower Semiconductor Ltd. * (c)	68,893	1,311,034

		3,389,639

NORWAY 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Frontline Ltd. (c)	20,000	142,200

PUERTO RICO 0.5%
Banks 0.4%
First BanCorp *	138,331	914,368
Popular, Inc.	24,045	1,053,652

		1,968,020

Common Stocks (continued)

	Shares	Market Value

PUERTO RICO (continued)
Health Care Providers & Services 0.1%
Triple-S Management Corp., Class B *	15,147	$313,543

		2,281,563

SINGAPORE 0.1%
Semiconductors & Semiconductor Equipment 0.1%
Kulicke & Soffa Industries, Inc. *	15,151	241,658

UNITED KINGDOM 0.2%
Energy Equipment & Services 0.1%
Seadrill Ltd. * (c)	143,200	488,312

Food Products 0.1%
Nomad Foods Ltd. * (c)	57,100	546,447

		1,034,759

UNITED STATES 95.8%
Aerospace & Defense 2.7%
Aerovironment, Inc. *	41,130	1,103,518
BWX Technologies, Inc.	19,320	767,004
Curtiss-Wright Corp.	27,187	2,674,112
Ducommun, Inc. *	24,100	615,996
Esterline Technologies Corp. *	20,314	1,812,009
HEICO Corp.	14,870	1,147,221
Kratos Defense & Security Solutions, Inc. * (c)	100,709	745,247
Mercury Systems, Inc. *	24,490	740,088
Moog, Inc., Class A *	30,065	1,974,668
Triumph Group, Inc.	20,913	554,195
Vectrus, Inc. *	30,361	724,110

		12,858,168

Air Freight & Logistics 1.1%
Atlas Air Worldwide Holdings, Inc. *	46,320	2,415,588
Hub Group, Inc., Class A *	20,427	893,681
Park-Ohio Holdings Corp.	20,173	859,370
XPO Logistics, Inc. * (c)	27,750	1,197,690

		5,366,329

Airlines 0.9%
Hawaiian Holdings, Inc. *	5,160	294,120
SkyWest, Inc.	77,405	2,821,412
Spirit Airlines, Inc. *	16,100	931,546

		4,047,078

Auto Components 2.0%
Cooper Tire & Rubber Co.	12,429	482,867
Cooper-Standard Holding, Inc. *	18,815	1,945,094
Dana, Inc.	43,900	833,222
Drew Industries, Inc.	7,070	761,793
Goodyear Tire & Rubber Co. (The)	10,480	323,518
Modine Manufacturing Co. *	152,451	2,271,519
Spartan Motors, Inc.	59,290	548,433
Standard Motor Products, Inc.	12,400	659,928
Stoneridge, Inc. *	54,964	972,313
Strattec Security Corp.	4,006	161,442
Tower International, Inc.	22,287	631,836

		9,591,965

13

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Banks 12.9%
BancFirst Corp.	13,030	$1,212,442
Bank of Marin Bancorp	4,196	292,671
Berkshire Hills Bancorp, Inc.	74,558	2,747,462
Brookline Bancorp, Inc.	140,382	2,302,265
Camden National Corp.	25,399	1,128,986
Capital City Bank Group, Inc.	6,043	123,761
Central Pacific Financial Corp.	57,668	1,811,929
Central Valley Community Bancorp (c)	13,222	263,911
Chemical Financial Corp.	17,444	944,941
Chemung Financial Corp. (c)	1,400	50,890
Community Trust Bancorp, Inc.	1,480	73,408
East West Bancorp, Inc.	18,904	960,890
Enterprise Financial Services Corp.	2,287	98,341
Farmers Capital Bank Corp.	3,940	165,677
FCB Financial Holdings, Inc., Class A *	6,954	331,706
Financial Institutions, Inc.	1,000	34,200
First Bancorp	26,000	705,640
First Busey Corp.	61,280	1,886,198
First Business Financial Services, Inc.	8,962	212,579
First Connecticut Bancorp, Inc.	31,163	705,842
First Financial Bancorp	101,247	2,880,477
First Internet Bancorp	20,052	641,664
First Merchants Corp.	35,675	1,343,164
First Midwest Bancorp, Inc.	68,428	1,726,438
Franklin Financial Network, Inc. *	25,317	1,059,516
Fulton Financial Corp.	53,436	1,004,597
Great Western Bancorp, Inc.	44,154	1,924,673
Hancock Holding Co.	20,600	887,860
Hanmi Financial Corp.	36,203	1,263,485
Heritage Commerce Corp.	6,136	88,542
IBERIABANK Corp.	34,299	2,872,541
Independent Bank Group, Inc.	26,092	1,628,141
Investors Bancorp, Inc.	48,000	669,600
Lakeland Financial Corp.	12,710	601,946
MB Financial, Inc.	4,500	212,535
Old National Bancorp	171,817	3,118,479
Pacific Premier Bancorp, Inc. *	26,175	925,286
Park National Corp.	548	65,574
Peoples Bancorp, Inc.	25,500	827,730
Pinnacle Financial Partners, Inc.	24,458	1,694,939
Preferred Bank	24,100	1,263,322
Prosperity Bancshares, Inc.	6,000	430,680
QCR Holdings, Inc.	8,400	363,720
ServisFirst Bancshares, Inc. (c)	13,356	500,049
Shore Bancshares, Inc.	4,486	68,412
Signature Bank *	7,840	1,177,568
Southside Bancshares, Inc.	19,093	719,233
Sterling Bancorp	79,165	1,852,461
Stonegate Bank	16,217	676,735
TCF Financial Corp.	21,616	423,457
Texas Capital Bancshares, Inc. *	17,140	1,343,776
TriCo Bancshares	38,485	1,315,417

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Banks (continued)
TriState Capital Holdings, Inc. *	62,351	$1,377,957
United Community Banks, Inc.	44,980	1,332,308
Washington Trust Bancorp, Inc.	10,700	599,735
WashingtonFirst Bankshares, Inc.	667	19,329
WesBanco, Inc.	45,187	1,945,752
Western Alliance Bancorp *	67,630	3,294,257
Wintrust Financial Corp.	14,488	1,051,394
Zions Bancorp	13,100	563,824

		61,810,312

Biotechnology 1.8%
Acorda Therapeutics, Inc. *	72,716	1,367,060
aTyr Pharma, Inc. *	104	224
Concert Pharmaceuticals, Inc. *	6,405	65,907
Dimension Therapeutics, Inc. *	12,025	52,309
Eagle Pharmaceuticals, Inc. * (c)	14,373	1,140,353
Emergent BioSolutions, Inc. *	25,713	844,415
Five Prime Therapeutics, Inc. *	5,960	298,656
Ignyta, Inc. * (c)	4,977	26,378
Karyopharm Therapeutics, Inc. *	5,124	48,166
Kite Pharma, Inc. * (c)	8,520	382,037
Ligand Pharmaceuticals, Inc. * (c)	6,210	630,998
Neurocrine Biosciences, Inc. *	14,718	569,587
PTC Therapeutics, Inc. *	15,100	164,741
Repligen Corp. *	31,235	962,663
Rigel Pharmaceuticals, Inc. *	99,869	237,688
Sarepta Therapeutics, Inc. *	5,510	151,139
TESARO, Inc. * (c)	6,160	828,397
Ultragenyx Pharmaceutical, Inc. *	9,805	689,390
Verastem, Inc. *	39,890	44,677

		8,504,785

Building Products 1.1%
AO Smith Corp.	18,590	880,237
Armstrong Flooring, Inc. *	30,000	597,300
Continental Building Products, Inc. *	30,423	702,771
Lennox International, Inc.	9,123	1,397,370
NCI Building Systems, Inc. *	46,720	731,168
Ply Gem Holdings, Inc. *	49,200	799,500

		5,108,346

Capital Markets 1.7%
Evercore Partners, Inc., Class A	13,390	919,893
Financial Engines, Inc. (c)	16,180	594,615
Hercules Capital, Inc.	57,850	816,264
INTL. FCStone, Inc. *	11,747	465,181
MarketAxess Holdings, Inc.	11,281	1,657,404
Medley Capital Corp. (c)	85,300	640,603
OM Asset Management plc	60,908	883,166
Oppenheimer Holdings, Inc., Class A	15,277	284,152
Solar Capital Ltd.	31,929	664,762
TCP Capital Corp.	35,059	592,497
TriplePoint Venture Growth BDC Corp.	60,219	709,380

		8,227,917

14

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Chemicals 1.9%
American Vanguard Corp.	46,437	$889,269
Ferro Corp. *	56,126	804,286
Ingevity Corp. *	11,370	623,758
Innophos Holdings, Inc.	16,400	857,064
Kraton Corp. *	15,648	445,655
Minerals Technologies, Inc.	7,778	600,851
OMNOVA Solutions, Inc. *	45,941	459,410
Orion Engineered Carbons SA	50,772	957,052
Rayonier Advanced Materials, Inc. (c)	47,800	738,988
Stepan Co.	21,654	1,764,367
Trinseo SA	15,750	933,975

		9,074,675

Commercial Services & Supplies 0.9%
ACCO Brands Corp. *	86,400	1,127,520
ARC Document Solutions, Inc. *	23,375	118,745
CECO Environmental Corp.	12,168	169,744
Ennis, Inc.	27,267	473,082
Essendant, Inc.	48,188	1,007,129
InnerWorkings, Inc. *	34,622	341,027
Quad/Graphics, Inc.	43,172	1,160,463

		4,397,710

Communications Equipment 3.2%
ADTRAN, Inc.	81,946	1,831,493
Bel Fuse, Inc., Class B	24,476	756,308
Calix, Inc. *	88,595	682,182
Comtech Telecommunications Corp.	32,889	389,735
Digi International, Inc. *	13,019	179,011
EMCORE Corp.	94,670	823,629
Finisar Corp. *	73,803	2,234,016
Harmonic, Inc. * (c)	241,346	1,206,730
Infinera Corp. *	100,200	850,698
Ixia *	60,968	981,585
KVH Industries, Inc. *	12,900	152,220
NETGEAR, Inc. *	18,236	991,127
Oclaro, Inc. *	159,510	1,427,615
PC-Tel, Inc.	3,500	18,830
ShoreTel, Inc. *	101,067	722,629
Sonus Networks, Inc. *	137,937	869,003
Viavi Solutions, Inc. *	142,749	1,167,687

		15,284,498

Construction & Engineering 1.9%
Ameresco, Inc., Class A *	39,636	217,998
Dycom Industries, Inc. * (c)	25,080	2,013,673
Granite Construction, Inc.	28,860	1,587,300
KBR, Inc.	12,300	205,287
MasTec, Inc. *	55,080	2,106,810
Northwest Pipe Co. * (c)	8,050	138,621
Orion Group Holdings, Inc. *	103,122	1,026,064
Quanta Services, Inc. *	26,600	927,010
Tutor Perini Corp. *	32,561	911,708

		9,134,471

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Construction Materials 0.3%
Summit Materials, Inc., Class A *	60,875	$1,448,216

Consumer Finance 0.7%
Encore Capital Group, Inc. * (c)	31,527	903,249
Enova International, Inc. *	58,538	734,652
EZCORP, Inc., Class A *	69,700	742,305
Green Dot Corp., Class A *	14,000	329,700
SLM Corp. *	55,270	609,075

		3,318,981

Containers & Packaging 0.5%
Berry Plastics Group, Inc. *	30,045	1,464,093
Greif, Inc., Class A	15,700	805,567
UFP Technologies, Inc. *	4,500	114,525

		2,384,185

Distributors 0.5%
Pool Corp.	18,670	1,948,027
VOXX International Corp. *	46,925	220,548

		2,168,575

Diversified Consumer Services 1.8%
Ascent Capital Group, Inc., Class A *	50,764	825,423
Bridgepoint Education, Inc. *	11,500	116,495
Bright Horizons Family Solutions, Inc. *	28,586	2,001,592
Capella Education Co.	4,400	386,320
Career Education Corp. *	22,391	225,925
Carriage Services, Inc.	29,600	847,744
DeVry Education Group, Inc.	95,507	2,979,818
K12, Inc. *	72,592	1,245,679

		8,628,996

Diversified Financial Services 0.1%
A-Mark Precious Metals, Inc.	1,500	29,250
On Deck Capital, Inc. * (c)	68,050	315,072

		344,322

Diversified Telecommunication Services 0.0%†
Hawaiian Telcom Holdco, Inc. *	6,200	153,636

Electric Utilities 1.3%
ALLETE, Inc.	14,068	903,025
IDACORP, Inc.	16,374	1,318,926
PNM Resources, Inc.	66,535	2,282,150
Portland General Electric Co.	41,090	1,780,430

		6,284,531

Electrical Equipment 0.5%
American Superconductor Corp. * (c)	49,545	365,147
Babcock & Wilcox Enterprises, Inc. *	47,400	786,365
Capstone Turbine Corp. * (c)	6,700	4,557
General Cable Corp.	36,633	697,859
Powell Industries, Inc.	12,789	498,771
Power Solutions International, Inc. * (c)	12,860	96,450

		2,449,149

15

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Electronic Equipment, Instruments & Components 2.0%
Anixter International, Inc. *	10,000	$810,500
Belden, Inc.	9,900	740,223
Benchmark Electronics, Inc. *	67,796	2,067,778
Cognex Corp.	10,320	656,558
Coherent, Inc. *	7,760	1,066,108
Control4 Corp. *	43,474	443,435
Daktronics, Inc.	60,700	649,490
Electro Scientific Industries, Inc. *	31,200	184,704
Jabil Circuit, Inc.	34,200	809,514
Key Tronic Corp. *	11,998	93,824
Littelfuse, Inc.	4,220	640,469
Maxwell Technologies, Inc. * (c)	82,872	424,305
PC Connection, Inc.	9,281	260,703
Radisys Corp. *	43,300	191,819
Sanmina Corp. *	12,300	450,795
Tech Data Corp. *	2,300	194,764

		9,684,989

Energy Equipment & Services 2.0%
Archrock, Inc.	53,407	704,972
Aspen Aerogels, Inc. *	5,300	21,889
Exterran Corp. *	73,011	1,744,962
Forum Energy Technologies, Inc. *	26,400	580,800
Gulf Island Fabrication, Inc.	24,273	288,849
Helix Energy Solutions Group, Inc. *	135,500	1,195,110
Independence Contract Drilling, Inc. *	57,704	386,617
ION Geophysical Corp. * (c)	3,369	20,214
Matrix Service Co. *	56,201	1,275,763
Patterson-UTI Energy, Inc.	54,405	1,464,583
RPC, Inc. (c)	28,100	556,661
US Silica Holdings, Inc.	20,759	1,176,620

		9,417,040

Equity Real Estate Investment Trusts (REITs) 5.4%
Agree Realty Corp.	15,774	726,393
American Assets Trust, Inc.	22,894	986,274
American Campus Communities, Inc.	3,800	189,126
Apartment Investment & Management Co., Class A	16,000	727,200
Ashford Hospitality Trust, Inc.	88,867	689,608
Brixmor Property Group, Inc.	12,900	315,018
Camden Property Trust	7,600	638,932
CBL & Associates Properties, Inc.	58,535	673,153
Chesapeake Lodging Trust	65,347	1,689,872
CoreCivic, Inc.	15,700	384,022
DCT Industrial Trust, Inc.	30,035	1,438,076
DiamondRock Hospitality Co.	182,991	2,109,885
Douglas Emmett, Inc.	8,577	313,575
Education Realty Trust, Inc.	15,709	664,491
EPR Properties	7,643	548,538
Equity Commonwealth *	31,600	955,584
Healthcare Realty Trust, Inc.	11,300	342,616
Healthcare Trust of America, Inc., Class A	11,605	337,822

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Equity Real Estate Investment Trusts (REITs) (continued)
Highwoods Properties, Inc.	17,792	$907,570
InfraREIT, Inc. *	41,211	738,089
iStar, Inc. *	71,254	881,412
LTC Properties, Inc.	13,400	629,532
Mack-Cali Realty Corp.	15,200	441,104
Mid-America Apartment Communities, Inc.	4,100	401,472
NorthStar Realty Finance Corp.	52,300	792,345
One Liberty Properties, Inc.	15,071	378,584
Paramount Group, Inc.	63,200	1,010,568
Preferred Apartment Communities, Inc., Class A	46,836	698,325
RAIT Financial Trust	75,557	253,872
Rayonier, Inc.	38,517	1,024,552
Retail Opportunity Investments Corp.	70,880	1,497,694
Silver Bay Realty Trust Corp.	13,400	229,676
Summit Hotel Properties, Inc.	84,781	1,359,039
Tanger Factory Outlet Centers, Inc.	20,900	747,802

		25,721,821

Food & Staples Retailing 1.3%
Andersons, Inc. (The)	30,069	1,344,084
Natural Grocers by Vitamin Cottage, Inc. *	6,514	77,451
SpartanNash Co.	31,790	1,256,977
SUPERVALU, Inc. *	236,893	1,106,290
United Natural Foods, Inc. *	45,640	2,177,941

		5,962,743

Food Products 0.6%
Sanderson Farms, Inc. (c)	29,408	2,771,410

Gas Utilities 0.9%
Northwest Natural Gas Co.	21,100	1,261,780
ONE Gas, Inc.	20,838	1,332,798
South Jersey Industries, Inc.	24,268	817,589
Southwest Gas Corp.	12,459	954,609

		4,366,776

Health Care Equipment & Supplies 3.4%
ABIOMED, Inc. *	11,253	1,267,988
Analogic Corp.	12,900	1,070,055
AngioDynamics, Inc. *	63,332	1,068,411
Cantel Medical Corp.	23,555	1,854,957
Derma Sciences, Inc. * (c)	6,892	35,838
Exactech, Inc. *	7,984	217,963
ICU Medical, Inc. *	4,600	677,810
Inogen, Inc. *	11,326	760,767
Integra LifeSciences Holdings Corp. *	15,599	1,338,238
Invacare Corp. (c)	72,669	948,330
Masimo Corp. *	11,270	759,598
NuVasive, Inc. *	25,809	1,738,494
Penumbra, Inc. *	9,580	611,204
RTI Surgical, Inc. *	41,280	134,160
SeaSpine Holdings Corp. *	1,742	13,762
West Pharmaceutical Services, Inc.	24,147	2,048,391

16

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Health Care Equipment & Supplies (continued)
Wright Medical Group NV * (c)	28,000	$643,440
Zeltiq Aesthetics, Inc. * (c)	17,410	757,683

		15,947,089

Health Care Providers & Services 2.4%
AMN Healthcare Services, Inc. *	29,300	1,126,585
Ensign Group, Inc. (The)	47,414	1,053,065
Fulgent Genetics, Inc. * (c)	72,855	842,932
HealthEquity, Inc. *	31,750	1,286,510
Kindred Healthcare, Inc.	20,500	160,925
LifePoint Health, Inc. *	10,000	568,000
Magellan Health, Inc. *	24,415	1,837,229
Owens & Minor, Inc.	53,575	1,890,661
VCA, Inc. *	24,498	1,681,788
WellCare Health Plans, Inc. *	6,120	838,930

		11,286,625

Health Care Technology 0.5%
Evolent Health, Inc., Class A * (c)	35,880	531,024
Veeva Systems, Inc., Class A *	40,178	1,635,245

		2,166,269

Hotels, Restaurants & Leisure 2.4%
Biglari Holdings, Inc. *	500	236,600
Bloomin’ Brands, Inc.	32,800	591,384
ClubCorp Holdings, Inc.	54,516	782,305
Dave & Buster’s Entertainment, Inc. *	17,665	994,540
Del Taco Restaurants, Inc. *	68,514	967,418
Jack in the Box, Inc.	6,820	761,385
Marriott Vacations Worldwide Corp.	10,100	856,985
Noodles & Co. * (c)	14,574	59,753
Papa John’s International, Inc.	21,285	1,821,569
Penn National Gaming, Inc. *	51,700	712,943
Planet Fitness, Inc., Class A (c)	22,460	451,446
Red Rock Resorts, Inc., Class A	26,930	624,507
Texas Roadhouse, Inc.	12,470	601,553
Vail Resorts, Inc.	10,570	1,705,046

		11,167,434

Household Durables 0.3%
Century Communities, Inc. *	44,637	937,377
iRobot Corp. *	5,240	306,278
Lifetime Brands, Inc.	20,938	371,650

		1,615,305

Independent Power and Renewable Electricity Producers 0.1%
Dynegy, Inc. *	42,619	360,557

Insurance 5.7%
Allied World Assurance Co. Holdings AG	7,105	381,610
Ambac Financial Group, Inc. *	60,805	1,368,113
American Equity Investment Life Holding Co.	99,700	2,247,237
American Financial Group, Inc.	11,889	1,047,659
AMERISAFE, Inc.	14,017	873,960
Argo Group International Holdings Ltd.	32,044	2,111,700

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Insurance (continued)
Assurant, Inc.	4,770	$442,942
Baldwin & Lyons, Inc., Class B	5,598	141,070
CNO Financial Group, Inc.	97,726	1,871,453
Donegal Group, Inc., Class A	1,569	27,426
EMC Insurance Group, Inc.	11,361	340,944
Employers Holdings, Inc.	51,669	2,046,092
Federated National Holding Co.	100	1,869
Hallmark Financial Services, Inc. *	17,069	198,512
Hanover Insurance Group, Inc. (The)	15,992	1,455,432
Heritage Insurance Holdings, Inc.	90,987	1,425,766
James River Group Holdings Ltd.	11,500	477,825
Maiden Holdings Ltd.	50,644	883,738
National General Holdings Corp.	26,849	670,957
Navigators Group, Inc. (The)	15,718	1,850,795
Primerica, Inc.	8,920	616,818
Reinsurance Group of America, Inc.	25,960	3,266,546
Stewart Information Services Corp.	40,031	1,844,628
United Fire Group, Inc.	7,990	392,868
Validus Holdings Ltd.	20,582	1,132,216

		27,118,176

Internet & Direct Marketing Retail 0.1%
FTD Cos., Inc. *	13,341	318,049

Internet Software & Services 2.0%
Alarm.com Holdings, Inc. * (c)	24,890	692,689
Bazaarvoice, Inc. *	150,898	731,855
CoStar Group, Inc. *	1,607	302,903
GrubHub, Inc. *	32,480	1,221,898
GTT Communications, Inc. *	50,838	1,461,592
j2 Global, Inc. (c)	16,445	1,345,201
Limelight Networks, Inc. *	110,610	278,737
Liquidity Services, Inc. *	40,950	399,263
LogMeIn, Inc.	14,180	1,369,079
Marin Software, Inc. *	35,979	84,551
Nutanix, Inc., Class A * (c)	10,220	271,443
QuinStreet, Inc. *	71,391	268,430
RetailMeNot, Inc. *	88,279	820,995
Rightside Group Ltd. *	8,900	73,603
YuMe, Inc. *	27,602	98,815

		9,421,054

IT Services 0.9%
Convergys Corp.	27,776	682,179
Everi Holdings, Inc. *	186,302	404,275
MoneyGram International, Inc. *	25,453	300,600
NCI, Inc., Class A	4,000	55,800
Unisys Corp. * (c)	90,859	1,358,342
Virtusa Corp. *	33,900	851,568
WEX, Inc. *	5,910	659,556

		4,312,320

Leisure Products 0.6%
Black Diamond, Inc. * (c)	29,310	156,809
Brunswick Corp.	20,100	1,096,254

17

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Leisure Products (continued)
Callaway Golf Co.	132,800	$1,455,488
Johnson Outdoors, Inc., Class A	9,228	366,259

		3,074,810

Life Sciences Tools & Services 0.5%
Enzo Biochem, Inc. *	62,271	432,161
Medpace Holdings, Inc. *	14,700	530,229
PRA Health Sciences, Inc. *	16,710	921,055
VWR Corp. *	23,187	580,371

		2,463,816

Machinery 3.2%
AGCO Corp.	5,500	318,230
Astec Industries, Inc.	20,170	1,360,668
Chart Industries, Inc. *	19,100	687,982
Commercial Vehicle Group, Inc. *	102,139	564,829
EnPro Industries, Inc.	11,500	774,640
FreightCar America, Inc.	70,501	1,052,580
Harsco Corp. *	78,202	1,063,547
Hyster-Yale Materials Handling, Inc.	15,913	1,014,772
John Bean Technologies Corp.	21,820	1,875,428
Kadant, Inc.	11,200	685,440
LB Foster Co., Class A (c)	25,802	350,907
Lincoln Electric Holdings, Inc.	11,710	897,806
Manitex International, Inc. *	21,420	146,941
Middleby Corp. (The) *	7,075	911,331
Mueller Water Products, Inc., Class A	95,000	1,264,450
Navistar International Corp. * (c)	37,500	1,176,375
RBC Bearings, Inc. *	4,950	459,410
SPX Corp. *	19,587	464,604
Xerium Technologies, Inc. *	14,000	78,680

		15,148,620

Media 0.9%
AMC Entertainment Holdings, Inc., Class A	24,837	835,765
Live Nation Entertainment, Inc. *	25,989	691,307
Madison Square Garden Co. (The), Class A *	3,269	560,666
Time, Inc.	112,621	2,010,285
Townsquare Media, Inc., Class A *	8,860	92,233

		4,190,256

Metals & Mining 0.8%
AK Steel Holding Corp. *	77,520	791,479
Ferroglobe plc	90,118	975,978
Olympic Steel, Inc.	25,097	608,100
Ryerson Holding Corp. *	8,996	120,097
SunCoke Energy, Inc. *	103,682	1,175,754

		3,671,408

Mortgage Real Estate Investment Trusts (REITs) 0.2%
Arbor Realty Trust, Inc.	35,020	261,249
Cherry Hill Mortgage Investment Corp.	31,672	576,114

		837,363

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Multiline Retail 0.3%
Ollie’s Bargain Outlet Holdings, Inc. * (c)	54,270	$1,543,982

Multi-Utilities 0.2%
Avista Corp.	18,088	723,339

Oil, Gas & Consumable Fuels 2.5%
Callon Petroleum Co. *	116,962	1,797,706
Clean Energy Fuels Corp. * (c)	114,300	326,898
Energen Corp. *	27,369	1,578,370
Gener8 Maritime, Inc. *	75,518	338,321
Green Plains, Inc.	32,000	891,200
Gulfport Energy Corp. *	33,312	720,872
Navios Maritime Acquisition Corp.	127,756	217,185
Oasis Petroleum, Inc. *	20,760	314,306
Par Pacific Holdings, Inc. * (c)	20,500	298,070
Parsley Energy, Inc., Class A *	22,110	779,156
PBF Energy, Inc., Class A	37,352	1,041,374
PDC Energy, Inc. *	14,100	1,023,378
Renewable Energy Group, Inc. * (c)	52,956	513,673
Rice Energy, Inc. *	17,880	381,738
Ring Energy, Inc. *	59,008	766,514
Westmoreland Coal Co. *	15,400	272,118
World Fuel Services Corp.	9,836	451,571

		11,712,450

Paper & Forest Products 0.2%
Boise Cascade Co. *	10,500	236,250
Domtar Corp.	10,300	402,009
Resolute Forest Products, Inc. *	49,262	263,552

		901,811

Personal Products 0.2%
Edgewell Personal Care Co. *	7,300	532,827
elf Beauty, Inc. * (c)	17,210	498,057
Nu Skin Enterprises, Inc., Class A	2,300	109,894

		1,140,778

Pharmaceuticals 0.2%
Endocyte, Inc. * (c)	21,400	54,570
Juniper Pharmaceuticals, Inc. *	1,000	5,600
Sucampo Pharmaceuticals, Inc., Class A * (c)	52,500	711,375

		771,545

Professional Services 0.5%
CRA International, Inc.	10,457	382,726
Heidrick & Struggles International, Inc.	19,512	471,215
Kelly Services, Inc., Class A	45,211	1,036,236
ManpowerGroup, Inc.	5,398	479,720

		2,369,897

Real Estate Management & Development 0.6%
RE/MAX Holdings, Inc., Class A	51,234	2,869,104

Road & Rail 1.1%
ArcBest Corp.	26,000	718,900
Marten Transport Ltd.	32,200	750,260

18

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Road & Rail (continued)
PAM Transportation Services, Inc. *	15,900	$413,082
Roadrunner Transportation Systems, Inc. *	35,100	364,689
Saia, Inc. *	20,900	922,735
Swift Transportation Co. * (c)	36,930	899,615
USA Truck, Inc. *	30,418	264,941
YRC Worldwide, Inc. *	78,400	1,041,152

		5,375,374

Semiconductors & Semiconductor Equipment 4.8%
Advanced Energy Industries, Inc. *	12,420	679,995
Amkor Technology, Inc. *	99,400	1,048,670
Cohu, Inc.	53,862	748,682
Entegris, Inc. *	52,540	940,466
Exar Corp. *	72,200	778,316
FormFactor, Inc. *	97,883	1,096,290
Ichor Holdings Ltd. * (c)	71,795	776,822
Inphi Corp. *	29,330	1,308,705
Integrated Device Technology, Inc. *	43,700	1,029,572
MaxLinear, Inc., Class A *	48,200	1,050,760
Microsemi Corp. *	37,105	2,002,556
MKS Instruments, Inc.	21,920	1,302,048
Monolithic Power Systems, Inc.	26,791	2,194,986
ON Semiconductor Corp. *	25,654	327,345
Power Integrations, Inc.	13,290	901,727
Semtech Corp. *	45,060	1,421,643
Sigma Designs, Inc. *	110,632	663,792
Silicon Laboratories, Inc. *	13,600	884,000
Teradyne, Inc.	40,000	1,016,000
Tessera Holding Corp.	29,900	1,321,580
Ultra Clean Holdings, Inc. *	23,704	229,929
Xcerra Corp. *	109,774	838,673

		22,562,557

Software 2.5%
Globant SA * (c)	18,588	619,910
Guidewire Software, Inc. *	11,720	578,148
HubSpot, Inc. * (c)	26,830	1,261,010
MicroStrategy, Inc., Class A *	5,830	1,150,842
Proofpoint, Inc. *	20,707	1,462,950
PTC, Inc. *	33,890	1,568,090
QAD, Inc., Class A	1,200	36,480
Rubicon Project, Inc. (The) *	37,500	278,250
Seachange International, Inc. *	65,390	150,397
Silver Spring Networks, Inc. *	2,663	35,445
Take-Two Interactive Software, Inc. *	27,410	1,351,039
Telenav, Inc. *	19,825	139,766
Tyler Technologies, Inc. *	11,359	1,621,724
Ultimate Software Group, Inc. (The) *	8,017	1,461,900
Zynga, Inc., Class A *	142,211	365,482

		12,081,433

Specialty Retail 1.7%
Big 5 Sporting Goods Corp.	36,900	640,215
Burlington Stores, Inc. *	25,699	2,177,989

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Specialty Retail (continued)
Children’s Place, Inc. (The)	9,990	$1,008,491
Citi Trends, Inc.	21,140	398,278
Five Below, Inc. *	20,020	799,999
MarineMax, Inc. *	21,755	420,959
Rent-A-Center, Inc.	153,947	1,731,904
Tilly’s, Inc., Class A *	36,862	486,210
West Marine, Inc. *	23,362	244,600

		7,908,645

Technology Hardware, Storage & Peripherals 1.0%
Avid Technology, Inc. * (c)	121,170	533,148
NCR Corp. *	29,300	1,188,408
Quantum Corp. *	579,896	482,531
Stratasys Ltd. * (c)	42,600	704,604
Super Micro Computer, Inc. *	58,300	1,635,315

		4,544,006

Textiles, Apparel & Luxury Goods 0.3%
Columbia Sportswear Co.	7,412	432,120
Delta Apparel, Inc. *	6,077	125,976
Perry Ellis International, Inc. *	30,947	770,890
Rocky Brands, Inc.	7,100	82,005
Vera Bradley, Inc. *	13,200	154,704

		1,565,695

Thrifts & Mortgage Finance 4.0%
BofI Holding, Inc. * (c)	31,500	899,325
First Defiance Financial Corp.	20,400	1,035,096
Flagstar Bancorp, Inc. *	55,463	1,494,173
Home Bancorp, Inc.	1,000	38,610
HomeStreet, Inc. *	64,026	2,023,222
Meridian Bancorp, Inc.	70	1,323
Meta Financial Group, Inc.	21,238	2,185,390
NMI Holdings, Inc., Class A *	99,214	1,056,629
PennyMac Financial Services, Inc., Class A *	23,167	385,731
Provident Financial Services, Inc.	91,392	2,586,393
TrustCo Bank Corp.	135,950	1,189,563
Walker & Dunlop, Inc. *	77,823	2,428,078
Washington Federal, Inc.	83,490	2,867,881
WSFS Financial Corp.	18,103	839,074

		19,030,488

Trading Companies & Distributors 1.4%
Air Lease Corp.	100	3,433
Beacon Roofing Supply, Inc. *	24,063	1,108,582
BMC Stock Holdings, Inc. *	42,200	822,900
DXP Enterprises, Inc. *	9,622	334,268
H&E Equipment Services, Inc.	33,260	773,295
Houston Wire & Cable Co.	29,637	192,641
Lawson Products, Inc. *	2,300	54,740
Rush Enterprises, Inc., Class A *	14,179	452,310
SiteOne Landscape Supply, Inc. *	17,420	604,997
Textainer Group Holdings Ltd. (c)	30,823	229,631

19

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Trading Companies & Distributors (continued)
Titan Machinery, Inc. *	16,477	$240,070
Veritiv Corp. *	2,300	123,625
Watsco, Inc.	10,641	1,576,145
WESCO International, Inc. *	2,000	133,100

		6,649,737

Water Utilities 0.1%
AquaVenture Holdings Ltd. * (c)	11,610	284,793

Wireless Telecommunication Services 0.2%
NII Holdings, Inc. *	26,437	56,840
Telephone & Data Systems, Inc.	15,230	439,690
United States Cellular Corp. *	11,568	505,753

		1,002,283

		454,648,692

Total Common Stocks (cost $383,727,774)		466,205,757

Preferred Stock 0.0%†
UNITED STATES 0.0%†
Internet Software & Services 0.0%†
Mode Media Corp., Series M-1* (a)(b)	19,276	0
Mode Media Corp., Escrow Series M-1 * (a)(b)	2,754	0

Total Preferred Stock (cost $100,042)		0

Corporate Bonds 0.0%†

	Principal Amount

UNITED STATES 0.0%†
Internet Software & Services 0.0%†
Mode Media Corp., Subordinated Note, 9.00%, 12/02/14(a)(b)	$42,256	0
Mode Media Corp., Subordinated Note Escrow, 9.00%, 12/02/14(a)(b)	1,544	0

Total Corporate Bonds (cost $43,259)		0

Rights 0.0%†

	Number of Rights

UNITED STATES 0.0%†
Biotechnology 0.0%†
Dyax Corp. CVR* (a)(b)	13,694	17,118

Rights (continued)

	Number of Rights	Market Value

Software 0.0%†
BancTec, Inc. CVR* (a)(b)	36,134	$0

Total Rights (cost $–)		17,118

Exchange Traded Fund 0.4%

	Shares

UNITED STATES 0.4%
iShares Russell 2000 Value ETF (c)	17,353	2,063,966

Total Exchange Traded Fund (cost $1,655,604)		2,063,966

Repurchase Agreements 5.0%

	Principal Amount

Bank of America NA, 0.50%, dated 12/30/16, due 01/03/17, repurchase price $2,000,111, collateralized by U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $2,040,000. (d)(e)	$2,000,000	2,000,000
BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $5,000,272, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 7.50%, maturing 01/05/17 - 08/01/46; total market value $5,100,000. (d)(e)	5,000,000	5,000,000
ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $16,929,408, collateralized by U.S. Government Agency Securities, ranging from 2.24% - 4.00%, maturing 11/01/26 - 05/01/46; total market value $17,267,037. (d)(e)	16,928,468	16,928,468

Total Repurchase Agreements (cost $23,928,468)		23,928,468

Total Investments (cost $409,455,147) (f) — 103.7%		492,215,309
Liabilities in excess of other assets — (3.7)%		(17,708,833)

NET ASSETS — 100.0%		$474,506,476

20

Statement of Investments (Continued)

December 31, 2016

NVIT Multi-Manager Small Company Fund (Continued)

*	Denotes a non-income producing security.

(a)	Fair valued security.

(b)	Illiquid security (unaudited).

(c)	The security or a portion of this security is on loan at December 31, 2016. The total value of securities on loan at December 31, 2016 was $26,237,995, which was collateralized by repurchase agreements with a total value of $23,928,468 and $3,112,166 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.13%, and maturity dates ranging from 01/15/17 – 08/15/46, a total value of $27,040,634.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2016 was $23,928,468.

(e)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AG	Stock Corporation

CVR	Contingent Value Rights

ETF	Exchange Traded Fund

Ltd.	Limited

NA	National Association

NV	Public Traded Company

plc	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

21

Statement of Assets and Liabilities

December 31, 2016

NVIT Multi- Manager Small Company Fund
Assets:
Investments, at value* (cost $385,526,679)	$468,286,841
Repurchase agreements, at value (cost $23,928,468)	23,928,468

Total Investments, at value (total cost $409,455,147)	492,215,309

Cash	6,766,992
Interest and dividends receivable	398,379
Security lending income receivable	27,152
Receivable for investments sold	645,114
Receivable for capital shares issued	81,334
Reclaims receivable	2,570
Prepaid expenses	724

Total Assets	500,137,574

Liabilities:
Payable for investments purchased	559,755
Payable for capital shares redeemed	640,652
Payable upon return of securities loaned (Note 2)	23,928,468
Accrued expenses and other payables:
Investment advisory fees	338,380
Fund administration fees	17,182
Distribution fees	10,053
Administrative servicing fees	51,704
Accounting and transfer agent fees	496
Custodian fees	2,815
Compliance program costs (Note 3)	460
Professional fees	26,949
Printing fees	47,037
Other	7,147

Total Liabilities	25,631,098

Net Assets	$474,506,476

Represented by:
Capital	$368,401,989
Accumulated undistributed net investment income	206,099
Accumulated net realized gains from investments	23,138,993
Net unrealized appreciation/(depreciation) from investments	82,760,162
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(767)

Net Assets	$474,506,476

Net Assets:
Class I Shares	$280,764,253
Class II Shares	47,222,837
Class IV Shares	21,399,542
Class Y Shares	125,119,844

Total	$474,506,476

*	Includes value of securities on loan of $26,237,995 (Note 2).

22

Statement of Assets and Liabilities (Continued)

December 31, 2016

NVIT Multi- Manager Small Company Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	13,078,107
Class II Shares	2,304,534
Class IV Shares	997,487
Class Y Shares	5,813,518

Total	22,193,646

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$21.47
Class II Shares	$20.49
Class IV Shares	$21.45
Class Y Shares	$21.52

The accompanying notes are an integral part of these financial statements.

23

Statement of Operations

For the Year Ended December 31, 2016

NVIT Multi- Manager Small Company Fund
INVESTMENT INCOME:
Dividend income	$5,762,385
Income from securities lending (Note 2)	347,030
Interest income	60,099
Foreign tax withholding	(20,646)

Total Income	6,148,868

EXPENSES:
Investment advisory fees	3,662,884
Fund administration fees	191,257
Distribution fees Class II Shares	106,321
Administrative servicing fees Class I Shares	377,790
Administrative servicing fees Class II Shares	63,793
Administrative servicing fees Class IV Shares	28,921
Professional fees	56,085
Printing fees	87,213
Trustee fees	13,158
Custodian fees	16,218
Accounting and transfer agent fees	3,033
Compliance program costs (Note 3)	1,826
Other	18,120

Total expenses before fees waived	4,626,619

Investment advisory fees waived (Note 3)	(63,981)

Net Expenses	4,562,638

NET INVESTMENT INCOME	1,586,230

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	24,375,082
Net change in unrealized appreciation/(depreciation) from investments	64,787,626
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(90)

Net change in unrealized appreciation/(depreciation) from investments, and translation of assets and liabilities denominated in foreign currencies	64,787,536

Net realized/unrealized gains from investments, and translation of assets and liabilities denominated in foreign currencies	89,162,618

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$90,748,848

The accompanying notes are an integral part of these financial statements.

24

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Company Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$1,586,230	$1,749,801
Net realized gains from investments	24,375,082	64,982,093
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	64,787,536	(72,839,061)

Change in net assets resulting from operations	90,748,848	(6,107,167)

Distributions to Shareholders From:
Net investment income:
Class I	(824,087)	(1,029,976)
Class II	(44,262)	(64,185)
Class IV	(64,165)	(78,251)
Class Y	(530,573)	(626,994)
Net realized gains:
Class I	(38,393,934)	(27,911,158)
Class II	(6,752,456)	(4,808,599)
Class IV	(2,942,864)	(2,080,128)
Class Y	(16,967,992)	(11,636,357)

Change in net assets from shareholder distributions	(66,520,333)	(48,235,648)

Change in net assets from capital transactions	19,172,431	675,746

Change in net assets	43,400,946	(53,667,069)

Net Assets:
Beginning of year	431,105,530	484,772,599

End of year	$474,506,476	$431,105,530

Accumulated undistributed net investment income at end of year	$206,099	$269,086

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$8,581,483	$7,562,152
Dividends reinvested	39,218,021	28,941,134
Cost of shares redeemed	(37,439,412)	(43,345,869)

Total Class I Shares	10,360,092	(6,842,583)

Class II Shares
Proceeds from shares issued	4,493,005	2,338,456
Dividends reinvested	6,796,718	4,872,784
Cost of shares redeemed	(9,502,779)	(8,324,276)

Total Class II Shares	1,786,944	(1,113,036)

Class IV Shares
Proceeds from shares issued	531,676	694,691
Dividends reinvested	3,007,029	2,158,379
Cost of shares redeemed	(2,658,379)	(2,482,292)

Total Class IV Shares	880,326	370,778

25

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Company Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
CAPITAL TRANSACTIONS: (continued)
Class Y Shares
Proceeds from shares issued	$2,371,076	$3,756,585
Dividends reinvested	17,498,565	12,263,351
Cost of shares redeemed	(13,724,572)	(7,759,349)

Total Class Y Shares	6,145,069	8,260,587

Change in net assets from capital transactions	$19,172,431	$675,746

SHARE TRANSACTIONS:
Class I Shares
Issued	420,887	326,015
Reinvested	2,043,052	1,386,036
Redeemed	(1,836,608)	(1,875,052)

Total Class I Shares	627,331	(163,001)

Class II Shares
Issued	228,215	108,142
Reinvested	371,958	242,932
Redeemed	(483,908)	(370,808)

Total Class II Shares	116,265	(19,734)

Class IV Shares
Issued	26,174	30,014
Reinvested	156,726	103,419
Redeemed	(129,451)	(106,718)

Total Class IV Shares	53,449	26,715

Class Y Shares
Issued	115,844	162,009
Reinvested	907,294	585,796
Redeemed	(640,733)	(316,229)

Total Class Y Shares	382,405	431,576

Total change in shares	1,179,450	275,556

The accompanying notes are an integral part of these financial statements.

26

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Company Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class I Shares
Year Ended December 31, 2016	$20.59	0.07	4.21	4.28	(0.06)	(3.34)	(3.40)	–	$21.47	22.83%		$280,764,253	1.08%	0.36%		1.10%	83.36%
Year Ended December 31, 2015	$23.45	0.08	(0.44)	(0.36)	(0.08)	(2.42)	(2.50)	–	$20.59	(1.63%	)	$256,333,386	1.08%	0.36%		1.09%	90.36%
Year Ended December 31, 2014	$27.54	0.06	0.06	0.12	(0.04)	(4.17)	(4.21)	–	$23.45	0.82%		$295,813,068	1.07%	0.24%		1.12%	55.31%
Year Ended December 31, 2013	$19.57	0.01	7.99	8.00	(0.03)	–	(0.03)	–	$27.54	40.91%		$332,146,172	1.08%	0.05%		1.13%	57.65%
Year Ended December 31, 2012	$16.97	0.09	2.54	2.63	(0.03)	–	(0.03)	–	$19.57	15.50%		$310,267,734	1.11%	0.50%		1.16%	69.03%

Class II Shares
Year Ended December 31, 2016	$19.80	0.02	4.03	4.05	(0.02)	(3.34)	(3.36)	–	$20.49	22.54%		$47,222,837	1.33%	0.11%		1.35%	83.36%
Year Ended December 31, 2015	$22.66	0.02	(0.43)	(0.41)	(0.03)	(2.42)	(2.45)	–	$19.80	(1.94%	)(d)	$43,335,739	1.33%	0.11%		1.34%	90.36%
Year Ended December 31, 2014	$26.77	–	0.06	0.06	–	(4.17)	(4.17)	–	$22.66	0.60%	(d)	$50,022,345	1.32%	(0.01%	)	1.37%	55.31%
Year Ended December 31, 2013	$19.07	(0.04)	7.77	7.73	(0.03)	–	(0.03)	–	$26.77	40.55%		$55,277,965	1.33%	(0.20%	)	1.38%	57.65%
Year Ended December 31, 2012	$16.55	0.05	2.47	2.52	–	–	–	–	$19.07	15.23%		$46,480,380	1.36%	0.26%		1.41%	69.03%

Class IV Shares
Year Ended December 31, 2016	$20.58	0.07	4.20	4.27	(0.06)	(3.34)	(3.40)	–	$21.45	22.79%		$21,399,542	1.08%	0.36%		1.10%	83.36%
Year Ended December 31, 2015	$23.44	0.08	(0.44)	(0.36)	(0.08)	(2.42)	(2.50)	–	$20.58	(1.63%	)	$19,423,985	1.08%	0.36%		1.09%	90.36%
Year Ended December 31, 2014	$27.53	0.06	0.06	0.12	(0.04)	(4.17)	(4.21)	–	$23.44	0.82%		$21,501,616	1.07%	0.24%		1.12%	55.31%
Year Ended December 31, 2013	$19.56	0.01	8.00	8.01	(0.04)	–	(0.04)	–	$27.53	40.95%		$23,642,766	1.08%	0.05%		1.13%	57.65%
Year Ended December 31, 2012	$16.96	0.09	2.54	2.63	(0.03)	–	(0.03)	–	$19.56	15.51%		$19,519,832	1.11%	0.50%		1.16%	69.03%

Class Y Shares
Year Ended December 31, 2016	$20.62	0.10	4.23	4.33	(0.09)	(3.34)	(3.43)	–	$21.52	23.03%		$125,119,844	0.93%	0.51%		0.95%	83.36%
Year Ended December 31, 2015	$23.49	0.12	(0.45)	(0.33)	(0.12)	(2.42)	(2.54)	–	$20.62	(1.53%	)	$112,012,420	0.93%	0.51%		0.94%	90.36%
Year Ended December 31, 2014	$27.58	0.10	0.06	0.16	(0.08)	(4.17)	(4.25)	–	$23.49	0.96%		$117,435,570	0.92%	0.40%		0.97%	55.31%
Year Ended December 31, 2013	$19.60	0.05	8.00	8.05	(0.07)	–	(0.07)	–	$27.58	41.11%	(d)	$114,559,894	0.93%	0.21%		0.98%	57.65%
Year Ended December 31, 2012	$16.99	0.13	2.54	2.67	(0.06)	–	(0.06)	–	$19.60	15.66%		$81,760,843	0.96%	0.69%		1.01%	69.03%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

27

Notes to Financial Statements

December 31, 2016

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2016, the Trust operates sixty-two (62) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Small Company Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

28

Notes to Financial Statements (Continued)

December 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

29

Notes to Financial Statements (Continued)

December 31, 2016

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$12,858,168	$—	$—	$12,858,168
Air Freight & Logistics	5,366,329	—	—	5,366,329
Airlines	4,047,078	—	—	4,047,078
Auto Components	9,591,965	—	—	9,591,965
Banks	63,778,332	—	—	63,778,332
Beverages	509,499	—	—	509,499
Biotechnology	8,504,785	—	—	8,504,785
Building Products	5,108,346	—	—	5,108,346
Capital Markets	8,227,917	—	—	8,227,917
Chemicals	9,810,690	—	—	9,810,690
Commercial Services & Supplies	4,397,710	—	—	4,397,710
Communications Equipment	15,284,498	—	—	15,284,498
Construction & Engineering	9,134,471	—	—	9,134,471
Construction Materials	1,448,216	—	—	1,448,216
Consumer Finance	3,318,981	—	—	3,318,981
Containers & Packaging	2,384,185	—	—	2,384,185
Distributors	2,168,575	—	—	2,168,575
Diversified Consumer Services	8,628,996	—	—	8,628,996
Diversified Financial Services	344,322	—	—	344,322
Diversified Telecommunication Services	153,636	—	—	153,636
Electric Utilities	6,284,531	—	—	6,284,531
Electrical Equipment	2,449,149	—	—	2,449,149
Electronic Equipment, Instruments & Components	10,994,661	—	—	10,994,661
Energy Equipment & Services	9,905,352	—	—	9,905,352
Equity Real Estate Investment Trusts (REITs)	25,721,821	—	—	25,721,821
Food & Staples Retailing	5,962,743	—	—	5,962,743
Food Products	3,317,857	—	—	3,317,857
Gas Utilities	4,366,776	—	—	4,366,776
Health Care Equipment & Supplies	15,947,089	—	—	15,947,089
Health Care Providers & Services	11,600,168	—	—	11,600,168
Health Care Technology	2,166,269	—	—	2,166,269
Hotels, Restaurants & Leisure	11,167,434	—	—	11,167,434
Household Durables	1,615,305	—	—	1,615,305
Independent Power and Renewable Electricity Producers	360,557	—	—	360,557
Insurance	27,118,176	—	—	27,118,176
Internet & Direct Marketing Retail	318,049	—	—	318,049
Internet Software & Services	11,718,817	—	—	11,718,817

30

Notes to Financial Statements (Continued)

December 31, 2016

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
IT Services	$4,312,320	$—	$—	$4,312,320
Leisure Products	3,074,810	—	—	3,074,810
Life Sciences Tools & Services	2,463,816	—	—	2,463,816
Machinery	15,148,620	—	—	15,148,620
Marine	359,906	—	—	359,906
Media	4,190,256	—	—	4,190,256
Metals & Mining	3,671,408	—	—	3,671,408
Mortgage Real Estate Investment Trusts (REITs)	837,363	—	—	837,363
Multiline Retail	1,543,982	—	—	1,543,982
Multi-Utilities	723,339	—	—	723,339
Oil, Gas & Consumable Fuels	12,994,886	—	—	12,994,886
Paper & Forest Products	901,811	—	—	901,811
Personal Products	1,140,778	—	—	1,140,778
Pharmaceuticals	771,545	—	—	771,545
Professional Services	2,369,897	—	—	2,369,897
Real Estate Management & Development	2,869,104	—	—	2,869,104
Road & Rail	5,375,374	—	—	5,375,374
Semiconductors & Semiconductor Equipment	24,115,249	—	—	24,115,249
Software	12,081,433	—	—	12,081,433
Specialty Retail	7,908,645	—	—	7,908,645
Technology Hardware, Storage & Peripherals	4,544,006	—	—	4,544,006
Textiles, Apparel & Luxury Goods	1,565,695	—	—	1,565,695
Thrifts & Mortgage Finance	19,030,488	—	—	19,030,488
Trading Companies & Distributors	6,842,497	—	—	6,842,497
Water Utilities	284,793	—	—	284,793
Wireless Telecommunication Services	1,002,283	—	—	1,002,283
Total Common Stocks	$466,205,757	$—	$—	$466,205,757
Corporate Bonds	—	—	—	—
Exchange Traded Fund	2,063,966	—	—	2,063,966
Preferred Stock	—	—	—	—
Repurchase Agreements	—	23,928,468	—	23,928,468
Rights	—	—	17,118	17,118
Total	$468,269,723	$23,928,468	$17,118	$492,215,309

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

31

Notes to Financial Statements (Continued)

December 31, 2016

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Preferred Stocks	Rights		Total
Balance as of 12/31/15	$—	$28,735	$18,670	$—		$47,405
Accrued Accretion/(Amortization)	—	—	—	—		—
Realized Gain/(Loss)	—	—	—	—		—
Change in Net Appreciation/(Depreciation)	—	(28,735)	(18,670)	17,118	*	(30,287)
Purchases**	—	—	—	—		—
Sales	—	—	—	—		—
Transfers Into Level 3	—	—	—	—		—
Transfers Out of Level 3	—	—	—	—		—
Balance as of 12/31/16	$—	$—	$—	$17,118		$17,118
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held as of 12/31/16***	$—	$(28,735)	$(18,670)	$17,118		$(30,287)

Amounts designated as “—” are zero or have been rounded to zero.

*	Change in Net Appreciation/(Depreciation) is from Rights issued January 2016 at no cost.

**	Purchases include all purchases of securities and securities received in corporate actions.

***	Included in the Statement of Operations under “Net change in unrealized appreciation/(depreciation) from investments.”

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

32

Notes to Financial Statements (Continued)

December 31, 2016

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2016, were $23,928,468, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non cash collateral received, please refer to note (c) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2016, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to

33

Notes to Financial Statements (Continued)

December 31, 2016

ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2016, the joint repos on a gross basis were as follows:

Bank of America N.A., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $200,011,111, collateralized by a U.S. Government Agency Security, 3.00%, maturing 04/01/45; total market value $204,000,001.

BNP Paribas Securities Corp., 0.49%, dated 12/30/16, due 01/03/17, repurchase price $100,005,444, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% – 7.50%, maturing 01/05/17 – 08/01/46; total market value $102,000,004.

ML Pierce Fenner & Smith, Inc., 0.50%, dated 12/30/16, due 01/03/17, repurchase price $350,019,444, collateralized by U.S. Government Agency Securities, ranging from 2.24% – 4.00%, maturing 11/01/26 – 05/01/46; total market value $357,000,001.

At December 31, 2016, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bank of America N.A.	$2,000,000	$—	$2,000,000	$(2,000,000)	$—
BNP Paribas Securities Corp.,	5,000,000	—	5,000,000	(5,000,000)	—
ML Pierce Fenner & Smith, Inc.,	16,928,468	—	16,928,468	(16,928,468)	—
Total	$23,928,468	$—	$23,928,468	$(23,928,468)	$—

Amounts designated as “—” are zero.

*	At December 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

34

Notes to Financial Statements (Continued)

December 31, 2016

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2016 are primarily attributable to investments in real estate investment trusts. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2016 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains from investments
$(1)	$(186,130)	$186,131

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a

35

Notes to Financial Statements (Continued)

December 31, 2016

reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Morgan Stanley Investment Management, Inc. (a)
Putnam Investment Management, LLC
Oppenheimer Funds, Inc.
Jacobs Levy Equity Management, Inc.

(a)	Effective October 3, 2016, Morgan Stanley Investment Management, Inc. was terminated and ceased serving as subadviser to the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.885%
$200 million and more	0.835%

The Trust and NFA have entered into a written contract waiving 0.015% of investment advisory fees of the Fund until April 30, 2017. During the year ended December 31, 2016, the waiver of such investment advisory fees by NFA amounted to $63,981, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2016, the Fund’s effective advisory fee rate before contractual fee waivers was 0.86%, and after contractual fee waivers was 0.84%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the

36

Notes to Financial Statements (Continued)

December 31, 2016

Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2016, NFM earned $191,257, in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2016, the Fund’s portion of such costs amounted to $1,826.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2016, the effective rate for administrative services fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $470,504.

4.  Line of Credit

Effective July 14, 2016, the Trust and NMF (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and

37

Notes to Financial Statements (Continued)

December 31, 2016

remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended December 31, 2016, the Fund had no borrowings under the line of credit.

5.  Investment Transactions

For the year ended December 31, 2016, the Fund had purchases of $348,424,094 and sales of $385,369,342 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

38

Notes to Financial Statements (Continued)

December 31, 2016

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2016, the Fund recaptured $40,272 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,463,087	$65,057,246	$66,520,333	$—	$66,520,333

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$3,897,828	$44,337,820	$48,235,648	$—	$48,235,648

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$4,739,694	$19,357,365	$24,097,059	$—	$82,007,428	$106,104,487

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$410,207,114	$93,197,087	$(11,188,892)	$82,008,195

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Small Company Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities and securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2017

40

Supplemental Information

December 31, 2016 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2016, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 55.75%.

The Fund designates $65,057,246 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

41

Management Information

December 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	116	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	116

Director of

Dentsply

International,

Inc. (dental

products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International

Corp. (paper

industry) from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

42

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	116	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	116	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

43

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	116	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	116	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	116	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	116	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

44

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	116

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

45

Management Information (Continued)

December 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

46

Management Information (Continued)

December 31, 2016

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

47

Market Index Definitions

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

48

Market Index Definitions (con’t.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2017. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

49

Market Index Definitions (con’t.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

50

Market Index Definitions (con’t.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

51

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, except as may be noted hereinbelow, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code of Ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

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3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Paula H.J. Cholmondeley, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d): The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended December 31, 2015, and December 31, 2016.

	2015		2016
Audit Fees	$1,036,923		$1,019,006
Audit-Related Fees	$36,238	(a)	$21,875	(c)
Tax Fees	$408,103	(b)	$407,649	(b)
All Other Fees	$0		$0

Total	$1,481,264		$1,448,530

(a)	Audit-related fee amount represents fees for FORM N-17f-2 and FORM N-14.
(b)	Tax fee amount represents tax compliance for federal, state and international matters, general advice as well as advice as it relates to foreign tax reclaims.
(c)	Audit-related fee amount represents fees for FORM N-17f-2.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2015, and December 31, 2016.

	2015	2016
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

Total	None	None

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(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).

The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.

4(e)(2) The information in the table below sets forth the percentages of services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal-years ended December 31, 2015, and December 31, 2016:

	2015	2016
Audit-Related Fees	None	None
Tax Fees (1)	None	None
All Other Fees	None	None

Total	None	None

The information in the table below sets forth the percentages of services (other than audit, review, or attest services) rendered by PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal-years ended December 31, 2015, and December 31, 2016:

	2015	2016
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

Total	N/A	N/A

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(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

4(f) Not Applicable

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended December 31, 2015, and December 31, 2016, were $1,721,279 and $1,028,721, respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

4(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered PwC’s provision of non-audit services to NFA and Covered Services Providers, that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditor’s provision of these services is compatible with maintaining the auditor’s independence.

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as PricewaterhouseCoopers LLP (“PwC”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of Nationwide Variable Insurance Trust by PwC, some of PwC’s relationships with its lenders who also own shares of one or more funds (the “Funds”) within the Nationwide Variable Trust investment company complex implicate the Loan Rule, calling into question PwC’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as PwC’s conclusions concerning PwC’s objectivity and impartiality with respect to the audits of the Funds.

PwC advised the Audit Committee that it believes that, in light of the facts of its lending relationships, its ability to exercise objective and impartial judgment on all issues encompassed within PwC’s audit engagement has not been impaired and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. PwC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over the Funds or Nationwide Fund Advisors, the investment adviser to the Funds; (2) none of the officers or trustees of the Funds are associated with the lenders; (3) the lenders receive no direct benefit from their record ownership of the Funds; (4) an investment in the Funds is passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances are immaterial to PwC and to each lender; (9) PwC has lending relationships with a diverse group of lenders, therefore PwC is not dependent upon any lender or lenders; and (10) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team.

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On June 20, 2016, the SEC issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016)) related to the auditor independence issue described above. In that letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule assuming: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The requirements of the no-action letter appear to be met with respect to PwC’s lending relationships described above. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 C.F.R. § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 C.F.R. §240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable

Item 6. Investments.

(a)	File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 C.F.R. § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Instruction of paragraph (a)

Schedule I—Investments In Securities of unaffiliated issuers filed under this Item must be audited, except that in the case of a report on this Form N-CSR as of the end of a fiscal half-year Schedule I – Investments in securities of unaffiliated issuers need not be audited.

The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

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(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested. This Item 6(b) shall terminate one year after the first date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules there under) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 C.F.R. § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 C.F.R. § 240.14a-101), or this Item.

Not Applicable

{NOTE – THIS IS REQUIRED BEGINNING WITH THE FIRST REPORTING PERIOD ENDING AFTER JANUARY 1, 2004. For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant’s board of directors, where the registrant’s most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}

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Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 C.F.R. § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 C.F.R. § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 C.F.R. § 240.13a-15(b) or § 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures, as most-recently amended effective as of June 30, 2016, are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 C.F.R. § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 C.F.R. § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 C.F.R. § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)*	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)*	/s/ Michael S. Spangler
	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	February 24, 2017

NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)*	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	February 24, 2017

*	Print the name and title of each signing officer under his or her signature.

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